UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
OMB Number: 3235-0582 Expires: March 31, 2006 Estimated average burden hours per response........14.4

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-09093

E TRADE FUNDS

(Exact name of registrant as specified in charter)

Ballston Tower, 671 North Glebe Road, Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

Dennis Webb, President

E TRADE FUNDS

Ballston Tower, 671 North Glebe Road, Arlington, Virginia 22203

(Name and address of agent for service)

Registrant's telephone number, including area code:    800-387-2331

Date of fiscal year end:	12/31/04	E TRADE S&P 500 INDEX FUND
E TRADE RUSSELL 2000 INDEX FUND
E TRADE INTERNATIONAL INDEX FUND
E TRADE TECHNOLOGY INDEX FUND
E TRADE ASSET ALLOCATION FUND
E TRADE BOND FUND-LIQUIDATED JUNE 25, 2004

Date of fiscal year end:	09/30/04	E TRADE MONEY MARKET FUND
E TRADE GOVERNMENT MONEY MARKET FUND
E TRADE MUNICIPAL MONEY MARKET FUND
E TRADE NEW YORK MUNICIPAL MONEY MARKET FUND
E TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND

Date of reporting period:	6/30/04

Item 1. Proxy Voting Record.

FUND	STATUS
E TRADE ASSET ALLOCATION FUND	NO PROXIES VOTED
E TRADE BOND FUND - LIQUIDATED JUNE 25, 2004	NO PROXIES VOTED
E TRADE MONEY MARKET FUND	NO PROXIES VOTED
E TRADE GOVERNMENT MONEY MARKET FUND	NO PROXIES VOTED
E TRADE MUNICIPAL MONEY MARKET FUND	NO PROXIES VOTED
E TRADE NEW YORK MUNICIPAL MONEY MARKET FUND	NO PROXIES VOTED
E TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND	NO PROXIES VOTED

Disclose the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the registrant was entitled to vote:

(a)	The name of the issuer of the portfolio security;
(b)	The exchange ticker symbol of the portfolio security;
(c)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
(d)	The shareholder meeting date;
(e)	A brief identification of the matter voted on;
(f)	Whether the matter was proposed by the issuer or by a security holder;
(g)	Whether the registrant cast its vote on the matter;
(h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);and
(i)	Whether the registrant cast its vote for or against management.

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

ETRADE S&P500 Index Fund - WAM-606

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	3M CO *MMM*		88579Y101			03/12/04		10,831
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward A. Brennan		Withhold

We recommend a vote FOR the directors with the exceptions of insider W. James McNerney, Jr. and independent outsiders Kevin W. Sharer and Edward A. Brennan. We recommend that shareholders WITHHOLD votes from W. James McNerney, Jr., Kevin W. Sharer, and Edward A. Brennan for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director Michael L. Eskew		For
	1.3	Elect Director W. James McNerney, Jr.		Withhold
	1.4	Elect Director Kevin W. Sharer		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 1,500,000,000 shares, is below the allowable threshold of 2,025,000,000 shares. We recommend a vote FOR Item 3.
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an established lead director with substantial duties as outlined in (1) to (7), we believe that a company of this size should be able to find an independent qualified director willing to serve as chairman. We recommend FOR the proposal.

04/23/04 - A	Abbott Laboratories *ABT*		002824100			02/25/04		21,519
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roxanne S. Austin		For
We recommend a vote FOR the directors.
	1.2	Elect Director H.Laurance Fuller		For
	1.3	Elect Director Richard A. Gonzalez		For
	1.4	Elect Director Jack M. Greenberg		For
	1.5	Elect Director Jeffrey M. Leiden		For
	1.6	Elect Director David A. Lord Owen		For
	1.7	Elect Director Boone Powell Jr.		For
	1.8	Elect Director Addison Barry Rand		For
	1.9	Elect Director W.Ann Reynolds		For
	1.10	Elect Director Roy S. Roberts		For
	1.11	Elect Director William D. Smithburg		For
	1.12	Elect Director John R. Walter		For
	1.13	Elect Director Miles D. White		For
	2	Ratify Auditors		For	For		Mgmt
	3	Drug Pricing		Against	Against		ShrHoldr
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Ace Ltd. *ACE*		G0070K103			04/08/04		3,949
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brian Duperreault		For
These are routine board elections.
	1.2	Elect Director Robert M. Hernandez		For
	1.3	Elect Director Peter Menikoff		For
	1.4	Elect Director Robert Ripp		For
	1.5	Elect Director Dermot F. Smurfit		For
	2	PROPOSAL TO APPROVE THE ACE LIMITED 2004 LONG-TERM INCENTIVE PLAN.		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.25 percent is within the allowable cap for this company of 10.65 percent. Additionally, this plan expressly forbids repricing.
	3	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF ACE LIMITED FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.		For	For		Mgmt

03/02/04 - A	ADC Telecommunications, Inc. *ADCT*		000886101			01/07/04		9,951
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Annunziata		For
We recommend a vote FOR the directors.
	1.2	Elect Director John J. Boyle III		For
	1.3	Elect Director Larry W. Wangberg		For
	1.4	Elect Director Robert E. Switz		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.50 percent is within the allowable cap for this company of 12.16 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 1,200,000,000 shares is below the allowable threshold of 1,860,000,000 shares.
	4	Ratify Auditors		For	For		Mgmt

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Adobe Systems Inc. *ADBE*		00724F101			03/03/04		3,208
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.27 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.
	3	Expense Stock Options		Against	For		ShrHoldr
	4	Adopt a Plocy that will Committ Executives to Hold a Significant Percentage of their Shares		Against	For		ShrHoldr

In this case, although the company has the holding period requirement of 25 percent of the net shares for two years, it does not appear that the executives have significant holding of outright shares. Per the company’s 2004 proxy, most of executives’ beneficial stock ownership is in the form of options. In the absence of any long-term ownership requirement, ISS recommends a vote FOR this proposal.

	5	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Advanced Micro Devices, Inc. *AMD*		007903107			03/01/04		4,774
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. J. Sanders III		For
	1.2	Elect Director Hector de J. Ruiz		For
	1.3	Elect Director W. Michael Barnes		For
	1.4	Elect Director Charles M. Blalack		For
	1.5	Elect Director R. Gene Brown		For
	1.6	Elect Director Bruce Claflin		For
	1.7	Elect Director H. Paulett Eberhart		For
	1.8	Elect Director Robert B. Palmer		For
	1.9	Elect Director Leonard M. Silverman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.08 percent is within the allowable cap for this company of 12.73 percent.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Aetna Inc. *AET*		00817Y108			02/27/04		2,051
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Betsy Z. Cohen		For
	1.2	Elect Director Barbara Hackman Franklin		For
	1.3	Elect Director Jeffrey E. Garten		For
	1.4	Elect Director Earl G. Graves		For
	1.5	Elect Director Gerald Greenwald		For
	1.6	Elect Director Ellen M. Hancock		For
	1.7	Elect Director Michael H. Jordan		For
	1.8	Elect Director Jack D. Kuehler		For
	1.9	Elect Director Edward J. Ludwig		For
	1.10	Elect Director Joseph P. Newhouse		For
	1.11	Elect Director Judith Rodin		For
	1.12	Elect Director John W. Rowe, M.D.		For
	1.13	Elect Director Ronald A. Williams		For
	1.14	Elect Director R. David Yost		For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company does not meet all of the aforementioned corporate governance and performance criteria. Specifically, shareholders do not have the right to act by written consent. Accordingly, the proposal warrants shareholder support.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

ISS believes that the Compensation Committee, composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	AFLAC Incorporated *AFL*		001055102			02/25/04		7,090
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Amos		For
We recommend a vote FOR the directors with the exception of Michael H. Armacost. We recommend that shareholders WITHHOLD votes from Michael H. Armacost for poor attendance.
	1.2	Elect Director John Shelby Amos II		For
	1.3	Elect Director Michael H. Armacost		Withhold
	1.4	Elect Director Kriss Cloninger III		For
	1.5	Elect Director Joe Frank Harris		For
	1.6	Elect Director Elizabeth J. Hudson		For
	1.7	Elect Director Kenneth S. Janke, Sr.		For
	1.8	Elect Director Douglas W. Johnson		For
	1.9	Elect Director Robert B. Johnson		For
	1.10	Elect Director Charles B. Knapp		For
	1.11	Elect Director Hidefumi Matsui		For
	1.12	Elect Director Nobuhiro Mori		For
	1.13	Elect Director E. Stephen Purdom, M.D.		For
	1.14	Elect Director Barbara K. Rimer, Ph.D.		For
	1.15	Elect Director Marvin R. Schuster		For
	1.16	Elect Director Glenn Vaughn, Jr.		For
	1.17	Elect Director Robert L. Wright		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.07 percent is within the allowable cap for this company of 8.38 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	Agilent Technologies Inc. *A*		00846U101			01/05/04		5,877
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James G. Cullen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert L. Joss		For
	1.3	Elect Director Walter B. Hewlett		For
	2	Ratify Auditors		For	For		Mgmt

01/22/04 - A	Air Products & Chemicals, Inc. *APD*		009158106			11/28/03		2,739
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/22/04 - A	Alberto-Culver Co. *ACV*		013068101			12/01/03		705
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. G. Atwater, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Sam J. Susser		For
	1.3	Elect Director William W. Wirtz		For
	1.4	Elect Director John A. Miller		For
	1.5	Elect Director James G. Brocksmith, Jr.		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Articles		For	For		Mgmt

We have no objection to the proposal. The proposal would eliminate provisions which are no longer applicable and would not adversely effect the rights of shareholders. As such, we believe that this proposal warrants shareholder support.

	4	Increase Authorized Common Stock		For	For		Mgmt

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Albertson’s Inc. *ABS*		013104104			04/14/04		5,224
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pamela G. Bailey		For

We recommend a vote FOR the directors with the exception of affiliated outsider Teresa Beck. We recommend that shareholders WITHHOLD votes from Teresa Beck for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Teresa Beck		Withhold
	1.3	Elect Director Beth M. Pritchard		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.33 percent is within the allowable cap for this company of 8.49 percent. Additionally, this plan expressly forbids repricing.
	4	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr
ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	6	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore recommend that shareholders vote to approve this proposal.

	7	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. We recommend in favor of this proposal, especially in view of the majority support received by this proposal in 2001 and 2002.

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Alcoa Inc. *AA*		013817101			02/02/04		11,289
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alain J.P. Belda		For
	1.2	Elect Director Carlos Ghosn		For
	1.3	Elect Director Henry B. Schacht		For
	1.4	Elect Director Franklin A. Thomas		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.27 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.
	3	Report on Pay Disparity		Against	Against		ShrHoldr

Based on our concerns regarding the utility of the proposed report, and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

In this case, we believe that the ceiling set by the proponent of 2.00 times the sum of an executive’s base salary and bonus is lower than the standard threshold level of 2.99 times of base salary and bonus of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, Alcoa’s board of directors has adopted a policy to require shareholder approval of future severance agreements if such agreements would result in a payment excess of 2.99 times the salary and bonus of the executive based on the 2003 annual shareholder meeting. Therefore, ISS finds the proposal in this case overly restrictive and recommends voting AGAINST it.

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Allegheny Energy, Inc. *AYE*		017361106			03/16/04		1,711
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eleanor Baum		For
We recommend a vote FOR all the directors nominees.
	1.2	Elect Director Cyrus F. Freidheim, Jr.		For
	1.3	Elect Director Ted J. Kleisner		For
	2	Eliminate Cumulative Voting		For	Against		Mgmt
In a case where the certificate currently provides for cumulative voting, ISS does not believe it is necessary to remove the provision.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.48 percent is within the allowable cap for this company of 5.22 percent.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt
	6	Amend Vote Requirements to Amend Articles/Bylaws/Charter		For	For		ShrHoldr
Since the adoption of this proposal, which the company also supports, would strengthen the rights of the shareholders, ISS recommends a vote FOR this proposal.
	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		For	For		ShrHoldr
We agree with the proponent that the adoption, maintenance or extension of any poison pill should be put to a shareholder vote.
	8	Declassify the Board of Directors		For	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In the case of Allegheny Energy, while the company has a rotating non-management presiding director position for its executive sessions, the position does not perform most of the duties listed above, including serving as a liaison between the chairman and CEO, approving information sent to the board, approving meeting agenda and meeting schedules. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO. Therefore, ISS recommends a vote FOR this proposal.

	10	Expense Stock Options		Against	For		ShrHoldr
	11	Adopt a Policy that will Commit Executive & Directors to Hold at Least 50% of their Shares		Against	For		ShrHoldr
In the absence of any long-term ownership requirement by senior executives and directors at the company, ISS recommends a vote FOR this proposal.
	12	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

In this case, the company states that the Audit Committee monitors and evaluates the performance and independence of PwC in both its auditing services and its non-audit services. For the fiscal year 2003, the company paid $3,976,400 for audit fees, $60,420 for audit-related fees and none for other non-audit related fees. Therefore, we believe this proposal does not warrant shareholder support.

	13	Restore Preemptive Rights of Shareholders		Against	Against		ShrHoldr

ISS recognizes shareholders’ concerns regarding dilution, but given the shareholder support for removing preemptive rights as recently as last year, the company’s financing needs and the cost of implementing preemptive rights, we recommend a vote AGAINST this proposal.

	14	Reincorporate in Another State from Maryland to Delaware		Against	For		ShrHoldr

ISS commends the company for seeking redemption of the poison pill. While the company has indicated in support of shareholder proposal # 6, that it will take steps to opt out of the control share acquisition act and eliminate super-majority vote requirements, those actions are contingent upon shareholder approval. If the company ends up opting out of those anti-takeover provisions, we will revisit the issue of shareholder rights under the two state statutes. However, based upon the company currently being subject to anti-takeover provisions under Maryland law and the comprehensive and flexible corporate laws of Delaware, we believe that this proposal warrants shareholder support.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Allegheny Technologies, Inc. *ATI*		01741R102			03/12/04		1,067
	1	Elect Directors		For	For		Mgmt

04/28/04 - A	Allergan, Inc. *AGN*		018490102			03/08/04		1,773
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Handel E. Evans		For

We recommend a vote FOR the directors with the exception of affiliated outsider Gavin S. Herbert, from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Michael R. Gallagher		For
	1.3	Elect Director Gavin S. Herbert		Withhold
	1.4	Elect Director Stephen J. Ryan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified individuals willing to serve in the separate positions of chairman and CEO.

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	WShares Voted

05/21/04 - A	Allied Waste Industries, Inc. *AW*		019589308			03/31/04		4,527
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas H. Van Weelden		For
	1.2	Elect Director Robert M. Agate		For
	1.3	Elect Director Leon D. Black		For
	1.4	Elect Director James W. Crownover		For
	1.5	Elect Director Michael S. Gross		For
	1.6	Elect Director Dennis R. Hendrix		For
	1.7	Elect Director J. Tomilson Hill		For
	1.8	Elect Director Lawrence V. Jackson		For
	1.9	Elect Director Nolan Lehmann		For
	1.10	Elect Director Howard A. Lipson		For
	1.11	Elect Director Antony P. Ressler		For
	1.12	Elect Director Warren B. Rudman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

The company currently accounts for employee stock-based compensation using the “intrinsic value” method prescribed by Accounting Principles Board opinion No. 25, “Accounting for Stock Issued to Employees.” The “intrinsic value” of the option is the amount by which the quoted market price of the company’s stock exceeds the exercise price of the option on the date of grant. Given that: (1) the company generally sets the exercise price of its option grants equal to the market price of its stock on the grant date and (2) all employee stock options are subject to vesting and cannot be exercised on the grant date, the company’s option grants generally have zero “intrinsic value.” However, the impact of the potential expense of option grants is disclosed in the notes to the company’s consolidated financial statements. The board believes that the “intrinsic value” methodology is the preferable choice because it (1) is currently the most widely used standard and (2) provides complete information to evaluate the company with or without the inclusion of stock options as an expense.  Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the “fair value” method, prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock Compensation.” The “fair value” is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the “fair value” method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing “fair value”, recent pressure by investors has led approximately 176 companies to publicly announce their plans to adopt the “fair value” method.  ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Privatization		Against	Against		ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders when it appears that companies have not adequately addressed shareholders’ concerns. When reviewing requests, we evaluate whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company’s current level of disclosure. Finally, we consider the company’s response and the degree to which the company’s stated position on the issues could affect its reputation or sales. In this case, it does not appear that shareholders would derive significant benefits from the requested report that would account for the costs of producing and publishing such a report to shareholders. In addition, although it appears that the proponents are not asking for specific details on the company’s business strategy, ISS believes that this proposal does pose a risk of disclosing information that would be of little benefit to shareholders and would aid the efforts of those who oppose privatization, possibly to the company’s detriment.  ISS believes that the requested report would impose an unnecessary cost to the company without providing a corresponding benefit to shareholders.

04/22/04 - A	ALLTEL Corp. *AT*		020039103			02/24/04		4,253
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Ammend EEO - Sexual Orientation		Against	For		ShrHoldr

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Altera Corp. *ALTR*		021441100			03/16/04		5,209
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Daane		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert W. Reed		For
	1.3	Elect Director Charles M. Clough		For
	1.4	Elect Director Robert J. Finocchio Jr		For
	1.5	Elect Director Kevin Mcgarity		For
	1.6	Elect Director Paul Newhagen		For
	1.7	Elect Director William E. Terry		For
	1.8	Elect Director Susan Wang		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.23 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Approve Option Expensing		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Altria Group, Inc. *MO*		02209S103			03/08/04		27,940
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Elizabeth E. Bailey		For
	1.2	Elect Director Mathis Cabiallavetta		For
	1.3	Elect Director Louis C. Camilleri		For
	1.4	Elect Director J. Dudley Fishburn		For
	1.5	Elect Director Robert E. R. Huntley		For
	1.6	Elect Director Thomas W. Jones		For
	1.7	Elect Director Lucio A. Noto		For
	1.8	Elect Director John S. Reed		For
	1.9	Elect Director Carlos Slim Helu		For
	1.10	Elect Director Stephen M. Wolf		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Product Warnings for Pregnant Women		Against	Against		ShrHoldr

ISS believes that decisions on the type of warnings associated with tobacco products are generally better left to public health authorities, who can institute a standardized labeling format based on the latest research regarding disease causation in smokers, addiction, and exposure to passive smoke. This will ensure that any warnings are accurate as well as applicable to all industry participants. In certain cases, voluntary warnings beyond those mandated by law might be misleading to consumers or hurt the company’s competitiveness. As for future legal liability, the Master Settlement Agreement between tobacco companies and numerous states required firms to supply a variety of information to the public.

In addition to required disclosure, some tobacco companies have taken steps in recent years to generally improve educational disclosures regarding the risks related to tobacco products, and Altria in particular has significantly enhanced its disclosure in the past two years. The tobacco subsidiaries of Altria posts health-related data on their websites, some of this information specifically regarding the risks of smoking to pregnant women. We believe that the level of disclosure currently provided by the company is appropriate, and agree that increased information specifically directed towards pregnant women would be better addressed by public health agencies. As such we do not recommend shareholder support for this proposal.

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Health Risks Associated with Cigarette Filters		Against	Against		ShrHoldr

When evaluating proposals on the topic of tobacco and its related components, ISS considers the objective of the proposal ‘ specifically whether the proposal is asking the company to report on the health risks associated with a product or if it is asking for a certain action associated with the components. In this case, the proponents are asking for the company to form a panel of outside experts to evaluate and report on the risks associated with cigarette filters.  ISS generally supports information that increases shareholder awareness of potential risks and opportunities associated with their investment; however, this disclosure should be balanced with the cost associated with gathering and publishing the data, the level of existing information available, and the feasibility of complying with the structure of the proposal. In this case, we agree with the company that public healthcare organizations are better placed to evaluate the risks associated with cigarette filters. Further, ISS notes that the structure of this proposal calls for the formation of an independent panel of experts and subsequent report that could be costly to the company. As such, we do not recommend shareholder support for this proposal.

	5	Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Altria, we note that the company follows all federal, state and local laws regarding contributions to political candidates or organizations. Additionally, the company utilizes a formal review process to ensure legal compliance, and evaluate the business affects of their political contributions. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Cease Use of Light and Ultra Light in Cigarette Marketing		Against	Against		ShrHoldr

In light of the potentially negative impact on the company’s earnings, we believe that this issue is one that that could potentially have a significant impact on the company and other tobacco companies, and therefore warrants close attention by the company’s board of directors. That said, ISS notes that the company has provided information addressing this topic on its website and has supported increased regulation domestically and internationally on the issue. Moreover, ISS agrees with the company that public health and regulatory organizations are best able to address these issues. This approach to the shareholder’s concerns would provide appropriate, accurate information to the public by regulation across the industry as opposed to requiring that an action taken by a single company, potentially placing it at a competitive disadvantage. Therefore, we recommend that shareholders vote against this proposal.

	7	Place Canadian Style Warnings on Cigarette Packaging		Against	Against		ShrHoldr

As noted in discussions of the other proposals at Altria, ISS believes that issues regarding increased warnings on the health risks associated with cigarettes are generally better addressed by public health agencies rather than individual companies. Unilaterally adopting new packaging policies could negatively affect the company’s competitive advantage, and may not provide the information in a way that is understood or acceptable to all markets. Therefore, ISS recommends that shareholders vote against this proposal.

	8	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Ambac Financial Group, Inc. *ABK*		023139108			03/09/04		1,485
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Phillip B. Lassiter		For
We recommend a vote FOR all the directors.
	1.2	Elect Director Michael A. Callen		For
	1.3	Elect Director Renso L. Caporali		For
	1.4	Elect Director Jill M. Considine		For
	1.5	Elect Director Richard Dulude		For
	1.6	Elect Director Robert J. Genader		For
	1.7	Elect Director W. Grant Gregory		For
	1.8	Elect Director Laura S. Unger		For
	1.9	Elect Director Henry D. G. Wallace		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 150,000,000 shares is below the allowable threshold of 260,000,000 shares. We recommend a vote FOR this proposal.
	3	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.15 percent is within the allowable cap for this company of 10.93 percent.
	4	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Amerada Hess Corp. *AHC*		023551104			03/15/04		1,282
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas F. Brady		Withhold
We recommend a vote FOR the directors with the exception of independent outsider Nicholas F. Brady. We recommend that shareholders WITHHOLD votes from Nicholas F. Brady for poor attendance.
	1.2	Elect Director J. Barclay Collins II		For
	1.3	Elect Director Thomas H. Kean		For
	1.4	Elect Director Frank A. Olson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.31 percent is within the allowable cap for this company of 7.43 percent. Additionally, this plan expressly forbids repricing.
	4	Establish Other Board Committee		Against	For		ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the corporate secretary, who is an employee of the company, plays an important role in conveying such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the corporate secretary.

Furthermore, in the absence of an independent chairman in the case of Amerada Hess, the presiding director does not facilitate communication with shareholders as part of his lead director role. Also, the company has a classified board, which insulates directors from shareholder communications because shareholders are not able to register aggregate support or dissatisfaction with all directors on an annual basis. We recommend in favor of the proposal.

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Ameren Corporation *AEE*		023608102			03/11/04		2,449
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Susan S. Elliott		For
We recommend a vote FOR the directors.
	1.2	Elect Director Clifford L. Greenwalt		For
	1.3	Elect Director Thomas A. Hays		For
	1.4	Elect Director Richard A. Liddy		For
	1.5	Elect Director Gordon R. Lohman		For
	1.6	Elect Director Richard A. Lumpkin		For
	1.7	Elect Director John Peters MacCarthy		For
	1.8	Elect Director Paul L. Miller, Jr.		For
	1.9	Elect Director Charles W. Mueller		For
	1.10	Elect Director Douglas R. Oberhelman		For
	1.11	Elect Director Gary L. Rainwater		For
	1.12	Elect Director Harvey Saligman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Risks of Nuclear Waste Storage		Against	Against		ShrHoldr

While Ameren could improve its level of disclosure on issues of concern related to the safety of nuclear byproduct storage, ISS notes the tight regulation of the nuclear power industry by the NRC, the detailed compliance reports available on the NRC website, and the fact that company appears to be in compliance with NRC regulations regarding the implementation of new safety and anti-terrorism measures at the Callaway plant. Therefore, we recommend that shareholders oppose this request.

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	American Electric Power Co. *AEP*		025537101			03/03/04		5,458
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E. R. Brooks		For
	1.2	Elect Director Donald M. Carlton		For
	1.3	Elect Director John P. DesBarres		For
	1.4	Elect Director Robert W. Fri		For
	1.5	Elect Director William R. Howell		For
	1.6	Elect Director Lester A. Hudson, Jr.		For
	1.7	Elect Director Leonard J. Kujawa		For
	1.8	Elect Director Michael G. Morris		For
	1.9	Elect Director Richard L. Sandor		For
	1.10	Elect Director Donald G. Smith		For
	1.11	Elect Director Kathryn D. Sullivan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans.
	4	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr
Because the company’s SERP appears to confer extraordinary benefits not included in employee-wide plans, we believe that the SERP proposal warrants shareholder support.
	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

ISS notes that, in fiscal 2003, 24.30 percent of the total fees billed by Deloitte & Touche were attributable to non-audit fees. As such, the non-audit services are not excessive. We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. In this case, the company states that the Audit Committee pre-approves and monitors all services by Deloitte & Touche, the company’s independent auditors, with the aim of ensuring the independence and objectivity of the auditors so that investor confidence is maintained. Therefore, we believe this proposal does not warrant shareholder support.

	6	Establish Term Limits for Directors		Against	Against		ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	American Express Co. *AXP*		025816109			02/27/04		17,703
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel F. Akerson		For

We recommend a vote FOR the directors with the exception of affiliated outsider Vernon E. Jordan, Jr. We recommend that shareholders WITHHOLD votes from Vernon E. Jordan, Jr. for sitting on more than six boards.

	1.2	Elect Director Charlene Barshefsky		For
	1.3	Elect Director William G. Bowen		For
	1.4	Elect Director Ursula M. Burns		For
	1.5	Elect Director Kenneth I. Chenault		For
	1.6	Elect Director Peter R. Dolan		For
	1.7	Elect Director Vernon E. Jordan, Jr.		For
	1.8	Elect Director Jan Leschly		For
	1.9	Elect Director Richard A. McGinn		For
	1.10	Elect Director Edward D. Miller		For
	1.11	Elect Director Frank P. Popoff		For
	1.12	Elect Director Robert D. Walter		For
	2	Ratify Auditors		For	For		Mgmt
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of American Express, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Further, the company offers to provide information on political contributions to shareholders upon request. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	American Greetings Corp. *AM*		026375105			04/26/04		991
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Scott S. Cowen		For
We recommend a vote FOR the directors with the exception of independent outsider Charles A. Ratner. We recommend that shareholders WITHHOLD votes from Charles A. Ratner for poor attendance.
	1.2	Elect Director Harriet Mouchly-Weiss		For
	1.3	Elect Director Charles A. Ratner		Withhold
	1.4	Elect Director Zev Weiss		For
	1.5	Elect Director Joseph Hardin		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.13 percent is within the allowable cap for this company of 11.38 percent.

05/19/04 - A	American International Group, Inc. *AIG*		026874107			03/26/04		37,024
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director M. Bernard Aidinoff		For
	1.2	Elect Director Pei-Yuan Chia		For
	1.3	Elect Director Marshall A. Cohen		For
	1.4	Elect Director Willaim S. Cohen		For
	1.5	Elect Director Martin S. Feldstein		For
	1.6	Elect Director Ellen V. Futter		For
	1.7	Elect Director Maurice R. Greenberg		For
	1.8	Elect Director Carla A. Hills		For
	1.9	Elect Director Frank J. Hoenemeyer		For
	1.10	Elect Director Richard C. Holbrooke		For
	1.11	Elect Director Donald P. Kanak		For
	1.12	Elect Director Howard I. Smith		For
	1.13	Elect Director Martin J. Sullivan		For
	1.14	Elect Director Edmund S.W. Tse		For
	1.15	Elect Director Frank G. Zarb		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.17 percent is within the allowable cap for this company of 8.00 percent.
	4	Ratify Auditors		For	For		Mgmt
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of AIG, we note that the company complies with state and local laws regarding contributions to political candidates or organizations. Further, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	6	Divest from Tobacco Equities		Against	Against		ShrHoldr
Therefore, because of the restrictive format and potential financial impact of this proposal, we do not recommend shareholder support for this resolution.
	7	Link Executive Compensation to Predatory Lending		Against	Against		ShrHoldr

While AIG does not explicitly address the issue of predatory lending as a function of executive compensation, ISS notes that the company has an independent compensation committee and a charter that discusses the factors used in determining executive compensation. Additionally, although some lending institutions may have adopted policies that generally link executive compensation to responsible business practices, it does not appear that the company’s main competitors specifically tie any portion of executive compensation to predatory lending. Moreover, the company’s current compensation levels have not been the subject of recent, significant controversy. ISS also notes that the company has policies and processes aimed at eliminating instances of predatory lending within the company’s operations, including compliance review by the legal and compliance departments. Based on these policies to ensure compliance with laws aimed at preventing predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	American Power Conversion Corp. *APCC*		029066107			04/14/04		2,871
	1	Fix Number of Directors		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Rodger B. Dowdell, Jr.		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Rodger B. Dowdell, Jr., Emanuel E. Landsman and Neil E. Rasmussen and affiliated outsider Ervin F. Lyon. We recommend that shareholders WITHHOLD votes from Rodger B. Dowdell, Jr., Emanuel E. Landsman and Neil E. Rasmussen for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Ervin F. Lyon for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

	2.2	Elect Director Emanuel E. Landsman		Withhold
	2.3	Elect Director Neil E. Rasmussen		Withhold
	2.4	Elect Director Ervin F. Lyon		Withhold
	2.5	Elect Director James D. Gerson		For
	2.6	Elect Director John G. Kassakian		For
	2.7	Elect Director John F. Keane, Sr.		For
	2.8	Elect Director Ellen B. Richstone		For
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.41 percent is within the allowable cap for this company of 10.68 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	American Standard Companies, Inc. *ASD*		029712106			03/10/04		968
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 360,000,000 shares is below the allowable threshold of 390,000,000 shares.
	3	Ratify Auditors		For	For		Mgmt

03/05/04 - A	AmerisourceBergen Corp *ABC*		03073E105			01/12/04		1,448
	1	Elect Directors		For	For		Mgmt

05/13/04 - A	Amgen, Inc. *AMGN*		031162100			03/19/04		17,746
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider Jerry D. Choate. We recommend that shareholders WITHHOLD votes from Jerry D. Choate for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Jerry D. Choate		Withhold
	1.3	Elect Director Frank C. Herringer		For
	1.4	Elect Director Gilbert S. Omenn		For
	2	Ratify Auditors		For	For		Mgmt
	3	Prepare Glass Ceiling Report		Against	Against		ShrHoldr
	4	Expense Stock Options		Against	For		ShrHoldr

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	AmSouth Bancorporation *ASO*		032165102			02/17/04		4,628
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Claude B. Nielsen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Cleophus Thomas, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS finds the dilutive effect minimal on shareholder value and recommends a vote FOR Item 3..
	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.06 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.
	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.80 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.
	6	Political Contributions		Against	Against		ShrHoldr

05/06/04 - A	Anadarko Petroleum Corp. *APC*		032511107			03/08/04		3,504
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry Barcus		For
	1.2	Elect Director James L. Bryan		For
	1.3	Elect Director James T. Hackett		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Anadarko provides some disclosure on environmental topics in its Environment, Health & Safety brochure, public filings, environmental sections of the company’s web site. However, ISS notes that aside from the Anadarko Canada’s voluntary reporting, this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs comprehensive as some companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/09/04 - A	Analog Devices, Inc. *ADI*		032654105			01/16/04		4,603
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

02/10/04 - A	Andrew Corp. *ANDW*		034425108			12/12/03		1,842
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. Bollinger, Ph.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Philip Wm. Colburn		For
	1.3	Elect Director Thomas A. Donahoe		For
	1.4	Elect Director Ralph E. Faison		For
	1.5	Elect Director Jere D. Fluno		For
	1.6	Elect Director William O. Hunt		For
	1.7	Elect Director Charles R. Nicholas		For
	1.8	Elect Director Robert G. Paul		For
	1.9	Elect Director Gerald A. Poch		For
	1.10	Elect Director Glen O. Toney, Ph.D.		For
	1.11	Elect Director Dennis L. Whipple		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Anheuser-Busch Companies, Inc. *BUD*		035229103			03/01/04		11,258
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Anthem Inc. *ATH*		03674B104			03/19/04		1,869
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victor S. Liss		For
We recommend a vote FOR the directors.
	1.2	Elect Director James W. McDowell, Jr.		For
	1.3	Elect Director George A. Schaefer, Jr.		For
	1.4	Elect Director Jackie M. Ward		For

06/28/04 - S	Anthem Inc. *ATH*		03674B104			05/10/04		1,969
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Change Company Name		For	For		Mgmt
ISS Conclusion: Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Aon Corp. *AOC*		037389103			03/24/04		4,463
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Patrick G. Ryan		For

We recommend a vote FOR the directors with the exception of independent outsider Jan Kalff and affiliated outsider Edgar D. Jannotta. We recommend that shareholders WITHHOLD votes from Jan Kalff for poor attendance, and from Edgar D. Jannotta for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Edgar D. Jannotta		Withhold
	1.3	Elect Director Jan Kalff		Withhold
	1.4	Elect Director Lester B. Knight		For
	1.5	Elect Director J. Michael Losh		For
	1.6	Elect Director R. Eden Martin		For
	1.7	Elect Director Andrew J. McKenna		For
	1.8	Elect Director Robert S. Morrison		For
	1.9	Elect Director Richard C. Notebaert		For
	1.10	Elect Director Michael D. O’Halleran		For
	1.11	Elect Director John W. Rogers, Jr.		For
	1.12	Elect Director Gloria Santona		For
	1.13	Elect Director Carolyn Y. Woo		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Apache Corp. *APA*		037411105			03/17/04		4,498
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Eugene C. Fiedorek		For

We recommend a vote FOR the directors with the exception of affiliated outsider F. H. Merelli. We recommend that shareholders WITHHOLD votes from F. H. Merelli for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Patricia Albjerg Graham		For
	1.3	Elect Director F. H. Merelli		Withhold
	1.4	Elect Director Raymond Plank		For
	2	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Apache provides some disclosure on environmental topics in certain sections of the company’s web site. However, ISS notes that this information is generally broad in scope and does not discuss company performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions abroad and commitments to future activities and transparency initiatives domestically, we note that current communication of these policies and programs is not as comprehensive as some companies in the industry. Therefore, while ISS does not believe that the creation of a separate committee is necessary per se, company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders. As such, we recommend a vote for this proposal.

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Apartment Investment & Management Co. *AIV*		03748R101			03/05/04		1,332
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Sale of Company Assets		For	For		Mgmt
	4	Limit Executive Compensation		Against	For		ShrHoldr

04/22/04 - A	Apple Computer, Inc. *AAPL*		037833100			02/24/04		4,970
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William V. Campbell		For
We recommend a vote FOR the directors.
	1.2	Elect Director Millard S. Drexler		For
	1.3	Elect Director Albert A. Gore, Jr.		For
	1.4	Elect Director Steven P. Jobs		For
	1.5	Elect Director Arthur D. Levinson		For
	1.6	Elect Director Jerome B. York		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

03/24/04 - A	Applied Materials, Inc. *AMAT*		038222105			01/30/04		21,768
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael H. Armacost		For
We recommend a vote FOR the directors.
	1.2	Elect Director Deborah A. Coleman		For
	1.3	Elect Director Herbert M. Dwight, Jr.		For
	1.4	Elect Director Philip V. Gerdine		For
	1.5	Elect Director Paul R. Low		For
	1.6	Elect Director Dan Maydan		For
	1.7	Elect Director Steven L. Miller		For
	1.8	Elect Director James C. Morgan		For
	1.9	Elect Director Gerhard H. Parker		For
	1.10	Elect Director Michael R. Splinter		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.08 percent is within the allowable cap for this company of 12.63 percent. Additionally, this plan expressly forbids repricing.

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/29/04 - A	Ashland Inc. *ASH*		044204105			11/24/03		822
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	AT&T Corp. *T*		001957505			03/25/04		11,287
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Directors William F. Aldinger		For
	1.2	Elect Directors Kenneth T. Derr		For
	1.3	Elect Directors David W. Dorman		For
	1.4	Elect Directors M. Kathryn Eickhoff		For
	1.5	Elect Directors Herbet L. Henkel		For
	1.6	Elect Directors Frank C. Herringer		For
	1.7	Elect Directors Shirley Ann Jackson		For
	1.8	Elect Directors Jon C. Madonna		For
	1.9	Elect Directors Donald F. McHenry		For
	1.10	Elect Directors Tony L. White		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.64 percent is within the allowable cap for this company of 9.75 percent. Additionally, this plan expressly forbids repricing.
	4	Establish Term Limits for Directors		Against	Against		ShrHoldr

Conclusion Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or re-elect directors as they see fit.

	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion While we recognize that the company does not currently intend to adopt a poison pill, nevertheless the company is free to do so without any shareholder approval. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Conclusion Absent an offsetting governance structure that includes all the items detailed above, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO / president.

	7	Report on Executive Compensation		Against	Against		ShrHoldr
Conclusion We do not believe that additional disclosure is required and do not believe that it would be in shareholders’ best interests to spend company resources on producing the proposed report.

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	AT&T Wireless Services, Inc. *AWE*		00209A106			03/22/04		37,379
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the significant market premium, the valuation work done by the company’s financial advisor, and the recent deterioration of the company’s competitive position, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Nobuharu Ono		For
We recommend a vote FOR all company director nominees.
	2.2	Elect Director Carolyn M. Ticknor		For
	2.3	Elect Director John D. Zeglis		For
	3	Ratify Auditors		For	For		Mgmt
	4	Limit Executive Compensation		Against	Against		ShrHoldr

ISS Conclusion: The compensation committee is composed of entirely of independent directors and currently sets and reviews the company’s executive compensation program. We believe that the compensation committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the company’s compensation program should utilize justifiable performance criteria, the proposed caps and restrictions would be unduly restrictive. Thus, we do not support this proposal.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS Conclusion: We believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	6	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

ISS Conclusion: Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/17/04 - A	Autodesk, Inc. *ADSK*		052769106			05/05/04		1,651
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carol A. Bartz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mark A. Bertelsen		For
	1.3	Elect Director Crawford W. Beveridge		For
	1.4	Elect Director J. Hallam Dawson		For
	1.5	Elect Director Michael J. Fister		For
	1.6	Elect Director Per-Kristian Halvorsen		For
	1.7	Elect Director Steven Scheid		For
	1.8	Elect Director Mary Alice Taylor		For
	1.9	Elect Director Larry W. Wangberg		For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Policy Regarding Equity-Based Compensation for Executives		Against	For		ShrHoldr

According to the NACD Blue Ribbon Commission Report on Executive Compensation issued in 2003, one of the core compensation principles that the commission has identified is the long-term value for shareholders. The commission believes that a commitment to long-term stock ownership by management is the best way to align executives’ interests with shareholders. Furthermore, compensation committees should strive to motivate not only short-term but also long-term performance from CEOs and their teams. The commission suggested that companies set stock ownership guidelines as some multiple of salary, put longer holding periods on stock acquired on exercise of options or received via grants, and require top executives to hold stock at least six months after leaving the company. ISS takes a case-by-case approach on non-binding shareholder proposals requesting that companies adopt retention ratios for their executives, taking into account whether the company maintains other mechanisms that promote the long-term value for shareholders. Such mechanisms include rigorous stock ownership guidelines (a rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives), a short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or a meaningful retention ratio (a meaningful retention ratio would be at least 50 percent for full tenure). The company does not maintain any of the aforementioned mechanisms to promote the long-term value for shareholders. Specifically, the company does not have executive stock ownership guidelines or holding periods on stock acquired on exercise of options.  Although the options granted to executives vest over four years, the executives have the flexibility in exercising these options at any time before they expire. Once vested, executives would be able to exercise their options at opportune times and sell the shares before a market decline, leaving investors to suffer the consequences. Given that the company does not maintain any of the aforementioned mechanisms that promote the long-term value for shareholders, we believe that support for this non-binding proposal sends a strong message to the board to require executives to have a long-term stake in the company. Therefore, executives are committed to promote the long-term value for shareholders.

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	AutoNation, Inc. *AN*		05329W102			03/26/04		3,917
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mike Jackson		For

We recommend a vote FOR the directors with the exception of affiliated outsider Rick L. Burdick. We recommend that shareholders WITHHOLD votes from Rick L. Burdick for standing as an affiliated outsider on the nominating committee.

	1.2	Elect Director Robert J. Brown		For
	1.3	Elect Director J.P. Bryan		For
	1.4	Elect Director Rick L. Burdick		Withhold
	1.5	Elect Director William C. Crowley		For
	1.6	Elect Director Alan S. Dawes		For
	1.7	Elect Director Edward S. Lampert		For
	1.8	Elect Director Irene B. Rosenfeld		For
	2	Ratify Auditors		For	For		Mgmt

02/26/04 - A	Avaya Inc *AV*		053499109			12/31/03		5,013
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph P. Landy		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mark Leslie		For
	1.3	Elect Director Donald K. Peterson		For
	1.4	Elect Director Anthony P. Terracciano		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.08 percent is within the allowable cap for this company of 12.34 percent. Additionally, this plan expressly forbids repricing.
	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS notes that the proponent does not provide company-specific data to support this proposal. Further, the proposed formulaic cap is restrictive and would limit the company’s ability to attract and retain executive leadership in the marketplace. Additionally, a committee comprised solely of independent directors determines the CEO’s compensation after considering factors including company and individual performance and market data.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Avery Dennison Corp. *AVY*		053611109			02/23/04		1,529
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Directors Philip M. Neal		For
We recommend a vote FOR the directors.
	1.2	Elect Directors Frank V. Cahouet		For
	1.3	Elect Directors Peter W. Mullin		For
	1.4	Elect Directors Bruce E. Karatz		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Avon Products, Inc. *AVP*		054303102			03/15/04		3,243
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward T. Fogarty		For

We recommend a vote FOR the directors with the exception of Maria Elena Lagomasino. We recommend that shareholders WITHHOLD votes from Maria Elena Lagomasino for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Susan J. Kropf		For
	1.3	Elect Director Maria Elena Lagomasino		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 700,000,000 shares is below the allowable threshold of 880,000,000 shares.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	5	Report on Feasibility of Removing Parabens from Company Products		Against	Against		ShrHoldr
As regulatory authorities approve of paraben use and replacing them with other preservatives could present potential health risks, we recommend shareholders do not approve this proposal at this time.
	6	Report on Feasibility of Removing Dibutyl Phthalate from Company Products		Against	Against		ShrHoldr

While ISS notes that the proponent has raised some issues of concern, we believe that the company has taken appropriate steps to ensure that its products comply with laws and regulations related to consumer safety. Moreover, since the product is approved for cosmetic applications by the government organizations tasked with evaluating consumer product safety, and science on this issue remains inconclusive, ISS believes that undertaking the expense preparing a report to evaluate the feasibility of removing this chemical from its products based on speculation is unnecessary. As such, we do not recommend shareholder support for this resolution.

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Baker Hughes Incorporated *BHI*		057224107			03/03/04		4,635
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward P. Djerejian		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Charles L. Watson, H. John Riley, Jr., and Edward P. Djerejian for failure to implement the board declassification proposal.

	1.2	Elect Director H. John Riley, Jr.		Withhold
	1.3	Elect Director Charles L. Watson		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Baker Hughes does not have a rights plan. Last year the board adopted a policy that any future poison pill must be ratified by shareholders either at the time of adoption or, if advised by a committee of independent directors, within a year of adoption or else the pill will then expire. ISS believes that such a policy strikes an appropriate balance between the board’s exercise of its fiduciary duty and the rights of shareholders to ensure that a future pill is not used in an abusive fashion.

04/28/04 - A	Ball Corp. *BLL*		058498106			03/01/04		783
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/17/04 - S	Bank of America Corp. *BAC*		060505104			01/26/04		19,403
	1	Approve Merger Agreement		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.71 percent is within the allowable cap for this company of 9.52 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Bank of America Corp. *BAC*		060505104			04/07/04		29,028
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William Barnet, III		For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles W. Coker		For
	1.3	Elect Director John T. Collins		For
	1.4	Elect Director Gary L. Countryman		For
	1.5	Elect Director Paul Fulton		For
	1.6	Elect Director Charles K. Gifford		For
	1.7	Elect Director Donald E. Guinn		For
	1.8	Elect Director James H. Hance, Jr.		For
	1.9	Elect Director Kenneth D. Lewis		For
	1.10	Elect Director Walter E. Massey		For
	1.11	Elect Director Thomas J. May		For
	1.12	Elect Director C. Steven McMillan		For
	1.13	Elect Director Eugene M. McQuade		For
	1.14	Elect Director Patricia E. Mitchell		For
	1.15	Elect Director Edward L. Romero		For
	1.16	Elect Director Thomas M. Ryan		For
	1.17	Elect Director O. Temple Sloan, Jr.		For
	1.18	Elect Director Meredith R. Spangler		For
	1.19	Elect Director Jackie M. Ward		For
	2	Ratify Auditors		For	For		Mgmt
	3	Change Date of Annual Meeting		Against	Against		ShrHoldr

Changing the date of the annual meeting could allow more shareholders to attend, but there is no way to determine for sure whether attendance would actually increase. There is no compelling reason to change the date of the meeting.

	4	Adopt Nomination Procedures for the Board		Against	Against		ShrHoldr
	5	Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. The Bank of America engages and donates to causes that management believes strengthen the communities in which the company operates and ultimately benefit the company. Further, the corporate donations and voluntary employee contributions through the Bank of America Foundation help to improve the company’s image as a good social citizen and assist the company in maintaining a strong CRA score. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Establish Independent Committee to Review Mutual Fund Policy		Against	Against		ShrHoldr

In its defense, the board points to its recent efforts to ensure the integrity of its mutual fund operations, under the board’s oversight, and in particular that of its independent audit committee. According to the board, the provisions of the settlements with the New York Attorney General and the SEC and the pledges that the corporation has previously made go well beyond the scope of the proposal. The company argues that it has retained various outside experts to assist it in developing a plan to improve mutual fund governance, organizational structure and technology as follows: -The company engaged Dale Frey, the retired president and chairman of General Electric Investment Corp., as a special advisor to lead an independent review of the company’s mutual fund policies and practices. -The company also retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and U.S. Trust, to conduct a complete legal and regulatory compliance review of the company’s mutual fund business. -The company engaged Promontory Financial Group to coordinate a detailed review of all technology, control, and compliance systems related to the mutual fund business, including all systems relating to sales, clearing, and derivative and brokerage operations. The independent review is expected to result in recommendations to ensure the mutual fund business is conducted in the best interest of fund shareholders. As part of the settlements, the company indicates that it has committed to create best-in-class governance policies for the Nations Funds board, including such criteria as independence and tenure, and to hire a full-time senior officer supporting and reporting exclusively to the board to monitor compliance and to oversee the reasonableness of the mutual fund advisory fees. Furthermore, the settlements will contain additional provisions regarding the implementation of enhanced compliance measures for the company’s mutual fund practices. Background Since the initiation of the mutual fund investigation by the NYAG in Sept. 2003, the company has been cooperating with the authorities and is expected to finalize its settlement with the SEC and NYAG. On March 15, 2004, Bank of America announced agreements in principle with both the NYAG and the SEC over matters related to late-day trading and market timing. According to a SEC press release, Bank of America has agreed to pay a total of $375 million, consisting of $250 million in disgorgement and $125 million in penalties. The money will be distributed to the mutual funds and their shareholders that were harmed as a result of market timing in Nations Funds and other mutual funds through Bank of America. The agreement with the Attorney General also stipulated that eight members of the board of directors of Nations Funds, Bank of America’s mutual fund complex, will resign or otherwise leave the board in the course of the next year. Furthermore, Bank of America has represented that it will exit the securities clearing business by the end of the year. ISS Analysis The shareholder proposal calls for direct board involvement by establishing a special committee and for enhanced disclosure on the company’s efforts regarding the mutual fund allegations. We have evaluated the board’s involvement in this process as well as the existing disclosure. Since the shareholder proposal was filed, the company has devoted significant resources to address the allegations regarding its mutual fund practices. Subsequent to the inquiry in September 2003, Nations Funds’ board hired an independent firm to evaluate whether there was any monetary impact to any funds in which the adviser to the fund permitted a discretionary market-timing agreement and launched an evaluation of fund management practices. Furthermore, in October 2003, the company engaged Promontory Financial Group for a detailed review of all systems related to sales, clearing, derivative and brokerage operations, which will be coordinated by Mr. Dale Frey, special advisor to Ken Lewis. Also, the company retained Maureen Scannell Bateman, the former general counsel of State Street Corporation and of U.S Trust, to conduct a complete legal and regulatory compliance review of the company’s mutual fund business. Bank of America has also taken the following steps to deter future improper practice: Worked with Nations Fund board of trustees to set best-in-class standards for mutual funds’ fees, charges and related corporate governance practices. Enhanced audit reviews, compliance oversight and the overall risk management framework. Enhanced technology and operations process controls and increased monitoring for unusual mutual funds trading activity Revised the Code of Ethics to include guidelines for practices in the mutual fund business and for share trading policy to prohibit late trading and market timing In discussions held with ISS, the company indicated that Mr. Frey (who coordinates the independent review) receives weekly updates from Promontory Financial Group and the independent consultant, and periodically updates the CEO. Members of senior management regularly update the board’s Audit Committee, which deals primarily with control issues. The independent consultants work closely with an internal project team, which already implements certain remediation actions. While the company has devoted substantial resources to this process, it is not directly conducted under the supervision of the board. With respect to disclosure, the company is in the process of finalizing the settlement agreement, therefore significant disclosure is expected once the settlement is final. In addition, in connection with the settlement, a formal report of the outside consultant with findings and remediation actions will be submitted to the SEC and banking regulators. But while the settlements re+

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Adopt Standards Regarding Privacy and Information Security		Against	Against		ShrHoldr

In this case we note that Bank of America does outsource certain positions to foreign markets where the company has determined that service quality, timing, or cost savings would ultimately benefit the company and increase shareholder value. Further we note that many other large companies have outsourced similar operations support and customer service jobs. Additionally, detailed disclosure on the company’s policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

05/25/04 - A	Bank One Corp.		06423A103			04/02/04		15,915
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Bank One shareholders will own approximately 42 percent of the company and management control will shift to Mr. Dimon on the second anniversary of the merger close. The board composition will be split equally. J.P. Morgan determined that board participation at this level for Bank One was a condition to the deal. Bank One shareholders may have given up a low premium in exchange for the board representation and management succession with Mr. Dimon. However, considering Bank One’s equity ownership in the combined entity relative to its contribution to earnings along with the strategic importance of the deal to both firms and the potential cost savings, the tradeoff appears balanced. In aggregate, the deal presents a compelling case for both J.P. Morgan and Bank One shareholders due to the strategic benefits of the transactions, improved competitive position, cost synergies and the possibility of additional revenue opportunities. We recommend in favor of the transaction.

	2	Elect Directors		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Bausch & Lomb Inc. *BOL*		071707103			03/01/04		739
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Baxter International Inc. *BAX*		071813109			03/05/04		8,433
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Forsyth		For
	1.2	Elect Director Gail D. Fosler		For
	1.3	Elect Director Carole J. Uhrich		For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance and performance criteria. Specifically, the board of directors is classified and shareholders do not have the right to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

04/27/04 - A	BB&T Corporation *BBT*		054937107			03/08/04		7,506
	1	Amend Articles		For	For		Mgmt
ISS recommends a vote FOR this bundled proposal which is overall favorable to shareholders.
	2	Amend Bylaws		For	Against		Mgmt

We recognize that the board declassification, which we support, will only be implemented if both Items 1 and 2 are approved. However, the proposed third and fourth amendments to the bylaws may result in board entrenchment and effectively decrease shareholder rights by enabling the board to amend bylaws without shareholder vote and potentially adjust the size of the board in a takeover situation. Therefore, we believe the potential negative impact of the proposed third and fourth amendments to the bylaws outweighs the benefits of an annual board and the increased accountability of directors. As such, we recommend against this bundled proposal.

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director John A. Allison Iv		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Albert F. Zettlemoyer and Ronald E. Deal. We recommend that shareholders WITHHOLD votes from Albert F. Zettlemoyer and Ronald E. Deal for standing as affiliated outsiders on the Compensation and Nominating committees.

	3.2	Elect Director Ronald E. Deal		Withhold
	3.3	Elect Director Tom D. Efird		For
	3.4	Elect Director Albert O. Mccauley		For
	3.5	Elect Director Barry J. Fitzpatrick		For
	3.6	Elect Director J. Holmes Morrison		For
	3.7	Elect Director Jennifer S. Banner		For
	3.8	Elect Director Albert F. Zettlemoyer		Withhold
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.25 percent is within the allowable cap for this company of 7.92 percent. Additionally, this plan expressly forbids repricing.
	5	Ratify Auditors		For	For		Mgmt
	6	Review Executive Compensation Policy		Against	For		ShrHoldr

We recognize the board’s efforts to retain Mercer to evaluate its executive compensation practices. However, while not exclusively, stock returns are an important measure of performance which is not currently used by BB&T. The company’s stock has underperformed its peers over one- and three-year periods, which supports the argument that stock returns should be incorporated as a performance criteria. Therefore, we recommend that shareholders support this proposal.

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/11/04 - A	Becton, Dickinson and Company *BDX*		075887109			12/15/03		3,061
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry P. Becton, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Edward F. DeGraan		For
	1.3	Elect Director James F. Orr		For
	1.4	Elect Director Margaretha af Ugglas		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 7.57 percent is within the allowable cap for this company of 12.31 percent. Additionally, this plan expressly forbids repricing.
Shareholder Proposal
	4	Provide for Cumulative Voting		Against	For		ShrHoldr
The company does not have an annually-elected board and therefore fails to meet all of the aforementioned corporate governance criteria. Accordingly, the proposal warrants shareholder support.

04/26/04 - A	Bellsouth Corp. *BLS*		079860102			03/08/04		25,455
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James H. Blanchard		For
We recommend a vote FOR the directors.
	1.2	Elect Director Armando M. Codina		For
	1.3	Elect Director Leo F. Mullin		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.43 percent is within the allowable cap for this company of 9.47 percent. Additionally, this plan expressly forbids repricing.

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	6	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine the CEO’s pay based on a number of factors, rather then have an arbitrary cap to determine the CEO’s compensation. While we understand the proponents’ concerns with escalating CEO pay, we believe that the proposed cap would be unduly restrictive. Thus, we do not support this proposal.

	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

05/06/04 - A	Bemis Company, Inc. *BMS*		081437105			03/12/04		1,476
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nancy P. Mcdonald		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jeffrey H. Curler		For
	1.3	Elect Director Roger D. O’Shaughnessy		For
	1.4	Elect Director David S. Haffner		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Best Buy Co., Inc. *BBY*		086516101			04/26/04		4,583
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bradbury H. Anderson		For
	1.2	Elect Director K.J. Higgins Victor		For
	1.3	Elect Director Allen U. Lenzmeier		For
	1.4	Elect Director Frank D. Trestman		For
	1.5	Elect Director James C. Wetherbe		For
	1.6	Elect Director Ronald James		For
	1.7	Elect Director Matthew H. Paull		For
	1.8	Elect Director Mary A. Tolan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.52 percent is within the allowable cap for this company of 7.82 percent. Additionally, this plan expressly forbids repricing.

05/18/04 - A	Big Lots Inc. *BLI*		089302103			03/26/04		1,703
	1	Elect Directors		For	For		Mgmt

06/16/04 - A	BIOGEN IDEC INC *BIIB*		09062X103			04/20/04		4,670
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/22/04 - A	BJ Services Company *BJS*		055482103			12/05/03		1,904
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Don D. Jordan		For
We recommend a vote FOR the directors.
	1.2	Elect Director William H. White		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 6.04 percent is within the allowable cap for this company of 7.18 percent. Additionally, this plan expressly forbids repricing.
Shareholder Proposal
	3	Report on Foreign Operations Risk		Against	Against		ShrHoldr

Despite the limited disclosure by the company, considering that there are no major human rights controversies surrounding the company’s operations, and the questionable value to shareholders for assessment purposes of a report on divestment given that no plans of divestment are disclosed is unclear, we do not believe that this proposal warrants shareholder approval.

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Boise Cascade Corp. *BCC*		097383103			02/23/04		1,200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Claire S. Farley		For
We recommend a vote FOR the directors.
	1.2	Elect Director Rakesh Gangwal		For
	1.3	Elect Director Gary G. Michael		For
	1.4	Elect Director A. William Reynolds		For
	2	Ratify Auditors		For	For		Mgmt
	3	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

05/11/04 - A	Boston Scientific Corp. *BSX*		101137107			03/19/04		11,313
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Bristol-Myers Squibb Co. *BMY*		110122108			03/08/04		26,653
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter R. Dolan		For
As such, we recommend a vote FOR the directors.
	1.2	Elect Director Louis V. Gerstner, Jr.		For
	1.3	Elect Director Leif Johansson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr
In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.
	4	Cease Political Contributions/Activities		Against	Against		ShrHoldr

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, Bristol-Myers has more than 2/3 independent outsiders on its board, all-independent key committees, and established governance guidelines. However, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. Although, the independent directors meet in executive session at least four times per year and the chair of the Committee on Directors and Corporate Governance (Nominating Committee) presides over these sessions, it is not clearly stated, in the company’s proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors; serves as liaison between the chairman and the independent directors; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; or has the authority to call meetings of the independent directors.  Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

	6	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Bristol Myers Squibb does appear to provide information related to the HIV/AIDS pandemic on its website, including information on company products available and initiatives taken to engage public and private organizations through funding and other assistance to confront this disease. Moreover, the company participates in financial and product grant programs in the area to help increase education on the threat of HIV/AIDS and improve accessibility to company products and assistance. In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement of the effect that the HIV/AIDS pandemic could have on company strategy and operations. As such, when considering the scope of Bristol Myers Squibb’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against		Against		ShrHoldr

In light of the SEC’s proposed new rule regarding open access, we believe that requiring a majority vote in the election of directors is not in shareholders’ best interests.  Given that: (1) the plurality voting threshold is the accepted standard for the election of directors of publicly traded companies, (2) approval of this item could disrupt board operations and the company’s financial performance in the event certain or all of the director nominees do not receive majority support and do not get elected, (3) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (4) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not believe that the proposed amendment warrants shareholder support at this time.

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Broadcom Corp. *BRCM*		111320107			03/05/04		4,175
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George L. Farinsky		For
We recommend a vote FOR the directors.
	1.2	Elect Director John Major		For
	1.3	Elect Director Alan E. Ross		For
	1.4	Elect Director Henry Samueli, Ph.D.		For
	1.5	Elect Director Robert E. Switz		For
	1.6	Elect Director Werner F. Wolfen		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 63.26 percent is above the allowable cap for this company of 12.40 percent. Additionally, this company has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/08/04 - WC	Brown-Forman Corp. *BF.B*		115637209			11/28/03		731
	1	Increase Authorized Common Stock		For	For		Mgmt

Conclusion: ISS supports the bundled proposal since the requested increase of 27,000,000 Class A shares is below the allowable threshold of 46,500,000 shares and the requested increase of 40,000,000 Class B shares is below the allowable threshold of 75,000,000 shares.

04/28/04 - A	Brunswick Corp. *BC*		117043109			03/02/04		1,286
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Burlington Northern Santa Fe Corp. *BNI*		12189T104			02/27/04		5,089
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan L. Boeckmann		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Marc F. Racicot and Vilma S. Martinez. We recommend that shareholders WITHHOLD votes from Marc F. Racicot and Vilma S. Martinez for standing as affiliated outsiders on the Directors and Corporate Governance Committee, which serves as the nominating committee.

	1.2	Elect Director Vilma S. Martinez		Withhold
	1.3	Elect Director Marc F. Racicot		Withhold
	1.4	Elect Director Roy S. Roberts		For
	1.5	Elect Director Matthew K. Rose		For
	1.6	Elect Director Marc J. Shapiro		For
	1.7	Elect Director J.C. Watts, Jr.		For
	1.8	Elect Director Robert H. West		For
	1.9	Elect Director J. Steven Whisler		For
	1.10	Elect Director Edward E. Whitacre, Jr.		For
	1.11	Elect Director Michael B. Yanney		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.21 percent is within the allowable cap for this company of 7.25 percent.
	3	Ratify Auditors		For	For		Mgmt

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Burlington Resources Inc. *BR*		122014103			02/23/04		2,721
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara T. Alexander		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Walter Scott, Jr. and Kenneth W. Orce. We recommend that shareholders WITHHOLD votes from Walter Scott, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees, and Kenneth W. Orce for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Reuben V. Anderson		For
	1.3	Elect Director Laird I. Grant		For
	1.4	Elect Director Robert J. Harding		For
	1.5	Elect Director John T. LaMacchia		For
	1.6	Elect Director Randy L. Limbacher		For
	1.7	Elect Director James F. McDonald		For
	1.8	Elect Director Kenneth W. Orce		Withhold
	1.9	Elect Director Donald M. Roberts		For
	1.10	Elect Director James A. Runde		For
	1.11	Elect Director John F. Schwarz		For
	1.12	Elect Director Walter Scott, Jr.		Withhold
	1.13	Elect Director Bobby S. Shackouls		For
	1.14	Elect Director Steven J. Shapiro		For
	1.15	Elect Director William E. Wade, Jr.		For
	2	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	C. R. Bard, Inc. *BCR*		067383109			03/01/04		725
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.95 percent is within the allowable cap for this company of 12.28 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Calpine Corp. *CPN*		131347106			03/29/04		5,898
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Ann B. Curtis		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Gerald Greenwald, Kenneth T. Derr, and insider Ann B. Curtis for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director Kenneth T. Derr		Withhold
	1.3	Elect Director Gerald Greenwald		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 1,000,000,000 shares is below the allowable threshold of 1,100,000,000 shares. We recommend a vote FOR the proposal.
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.91 percent is within the allowable cap for this company of 10.89 percent. Additionally, this plan expressly forbids repricing. Note that 35.64 percent of the grants last year were made to the top five executive officers.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Implement Indigenous Peoples Right Policy/ Cease Medicine Lake Development		Against	Against		ShrHoldr

ISS generally supports proposals that call for increased disclosure on matters of importance to shareholders. Such transparency can assist shareholders in better evaluating the business risks associated with their investment. However, the benefits derived from this disclosure must be weighed against the cost and burden of preparing the information and the potential impacts that the disclosure may have on company strategy or operations. In this case, ISS notes that the proponents go beyond a request for increased transparency or the creation of a formal policy to request that the company cease its operations in a particular region. While we believe that the intent of this proposal raises certain valid concerns regarding the company’s position on indigenous peoples rights, we also note that Calpine has other operations in indigenous land that have demonstrated a degree of successful interaction with Native American groups. Further, the company has received authorization from the appropriate organizations to pursue development in the Medicine Lake Highland region and the company believes that the opportunities presented in this region could prove to be valuable assets for the company. Moreover, federal courts summarily dismissed the litigation referenced by the proponent. Therefore, we agree with the proponents that Calpine could benefit from the formation of a policy on indigenous peoples’ rights and increased disclosure on its operations in Native American territories; however, ISS believes that requesting complete cessation of operations or consideration of further development in a region that may provide valuable resources to the company is unduly restrictive, and better left to a decision by Calpine’s management after careful review. As such, we do not recommend support for the proposal at this time.

	6	Limit Awards to Executives		Against	Against		ShrHoldr

In this case, the company awards long-term, equity-based incentive awards in the form of options with an exercise price equal to the market price of the stock on the day of the grant and with a four-year vesting schedule. The company does not issue performance-based restricted shares. Also, the company does not have a holding period or executive ownership requirement. While we do like some of the elements of the restricted stock proposal, including granting of restricted stock based on achievement of justifiable operational performance criteria and disclosure of actual hurdle rates for the performance criteria, given the fact that the proponent asks for a complete substitution of options with restricted stock, we believe the proposal is unduly restrictive.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Include Voting Recommendations of Institutional Holders in Proxy Statement		Against	Against		ShrHoldr

ISS concurs with the company’s argument that the resolution could be expensive and unfeasible to administer. Such additional corporate expenditures would be hard to justify considering that proxy analyses are already available to the public from a variety of vendors and on the web from certain institutional investors. The decision to follow another institutional investor’s recommendation is best left with the individual shareholder.

	8	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Capital One Financial Corp. *COF*		14040H105			02/29/04		3,136
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.31 percent is within the allowable cap for this company of 10.59 percent. Additionally, this plan expressly forbids repricing.

05/04/04 - A	Caremark Rx, Inc. *CMX*		141705103			04/01/04		6,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edwin M. Banks		For
We recommend a vote FOR the directors.
	1.2	Elect Director Colleen C. Welch, Ph.D.		For
	1.3	Elect Director Roger L. Headrick		For
	1.4	Elect Director Jean-Pierre Millon		For

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Carnival Corp. *CCL*		143658300			02/23/04		8,679
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Micky Arison		For

ISS prefers that boards contain a majority of non-executives who are considered to be independent. In addition, we prefer that key committee membership is limited to independent non-executives only. Despite these shortcomings, director elections are standard proposals at annual meetings, and these concerns would not be enough to lead us to oppose these candidates.

	1.2	Elect Director Amb Richard G. Capen Jr		For
	1.3	Elect Director Robert H. Dickinson		For
	1.4	Elect Director Arnold W. Donald		For
	1.5	Elect Director Pier Luigi Foschi		For
	1.6	Elect Director Howard S. Frank		For
	1.7	Elect Director Baroness Hogg		For
	1.8	Elect Director A. Kirk Lanterman		For
	1.9	Elect Director Modesto A. Maidique		For
	1.10	Elect Director John P. Mcnulty		For
	1.11	Elect Director Peter Ratcliffe		For
	1.12	Elect Director Sir John Parker		For
	1.13	Elect Director Stuart Subotnick		For
	1.14	Elect Director Uzi Zucker		For
	2	Ratify Auditors		For	For		Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE THE REMUNERATION OF THE INDEPENDENT AUDITORS.		For	For		Mgmt
	4	TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL PLC FOR THE FINANCIAL PERIOD ENDED NOVEMBER 30, 2003.		For	For		Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC.		For	For		Mgmt
	6	TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT SHARES BY CARNIVAL PLC.		For	For		Mgmt
	7	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC SHARES.		For	For		Mgmt

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/14/04 - A	Caterpillar Inc. *CAT*		149123101			02/17/04		4,553
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John T. Dillon		For
We recommend a vote FOR the directors.
	1.2	Elect Director Juan Gallardo		For
	1.3	Elect Director William A. Osborn		For
	1.4	Elect Director Gordon R. Parker		For
	1.5	Elect Director Edward B. Rust, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.76 percent is within the allowable cap for this company of 8.55 percent.
	3	Ratify Auditors		For	For		Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although we commend the company for approving the TIDE provision to the company’s rights plan, because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

	5	Report on Equipment Sales to Israel		Against	Against		ShrHoldr

In this case, ISS agrees with the company’s statement on the issue. While we recommend that Caterpillar continuously review the risks and opportunities associated with each market that the company operates in, it would be overly burdensome and potentially costly to monitor and respond to issues resulting from the end use of the company’s products. Further, we note that Caterpillar complies with current laws and regulations regarding international operations. Additionally, we agree that government officials and organizations can better address the political aspects of this proposal, and may represent a more appropriate forum for these concerns. As such, we do not recommend shareholder support for this proposal at this time.

	6	Report on Operational Imact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Caterpillar does not appear to provide information related to the HIV/AIDS, TB, and Malaria pandemic on its website; however, the company does acknowledge the seriousness of the health crisis in its statement on the issue in the company’s proxy statement. Additionally, the company currently has a subsidized healthcare plan that includes programs to improve accessibility to treatment for employees in Africa. We further note that the relative percentages of Caterpillar’s net earnings and total assets in the region comprise a relatively small segment of the company’s business.  While we acknowledge that Caterpillar’s programs and related disclosures do not appear to be as extensive as some other companies operating in the areas most affected by the HIV/AIDS, TB, and Malaria pandemic, we believe that company has taken certain actions to help address the affects of this healthcare crisis on its employees in this region. Additionally, when considering the limited scope of Caterpillar’s operations in these markets, we do not believe that the report requested in this proposal will provide enough substantial information to shareholders to justify the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Cendant Corporation *CD*		151313103			02/23/04		13,916
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director The Right Honourable Brian Mulroney		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ronald L. Nelson		For
	1.3	Elect Director Robert W. Pittman		For
	1.4	Elect Director Myra J. Biblowit		For
	1.5	Elect Director Sheli Z. Rosenberg		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	4	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

ISS feels that the proposed arbitrary cap on CEO pay is restrictive and could potentially hinder the company’s ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	CENTERPOINT ENERGY INC *CNP*		15189T107			04/05/04		4,377
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert T. O’Connell		For
	1.2	Elect Director Milton Carroll		For
	1.3	Elect Director John T. Cater		For
	1.4	Elect Director Michael E. Shannon		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr
	4	Declassify the Board of Directors		Against	For		ShrHoldr
	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

02/25/04 - S	Centex Corp. *CTX*		152312104			01/23/04		846
	1	Increase Authorized Common Stock		For	For		Mgmt
	2	Approve Merger Agreement		For	For		Mgmt
	3	Approve Merger Agreement		For	For		Mgmt

05/06/04 - A	CenturyTel, Inc. *CTL*		156700106			03/08/04		2,032
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Charter One Financial, Inc. *CF*		160903100			02/23/04		3,017
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5 percent is within the allowable cap for this company of 9.73 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	ChevronTexaco Corp. *CVX*		166764100			03/01/04		14,675
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Samuel H. Armacost		For
	1.2	Elect Director Robert E. Denham		For
	1.3	Elect Director Robert J. Eaton		For
	1.4	Elect Director Sam Ginn		For
	1.5	Elect Director Carla Anderson Hills		For

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Franklyn G. Jenifer		For
	1.7	Elect Director J. Bennett Johnston		For
	1.8	Elect Director Sam Nunn		For
	1.9	Elect Director David J. O’Reilly		For
	1.10	Elect Director Peter J. Robertson		For
	1.11	Elect Director Charles R. Shoemate		For
	1.12	Elect Director Carl Ware		For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Shareholder Rights Plan (Poison Pill) Policy		For	For		Mgmt

Poison pills are unique among takeover defenses in that they may be approved by boards without shareholder approval. Enhancing this power is the fact that a number of states have passed poison pill endorsement legislation that removes courts from the position of challenging abusive pills. However, the degree to which a rights plan may promote or diminish shareholder value clearly depends on circumstances specific to the individual company. Given their potential role in determining the future of a company, ISS believes shareholders should have the right to vote on all new pills and any material changes to old pills. ISS advocates supporting proposals requesting boards to either submit their pills to a shareholder vote or redeem them.

Given that the company currently does not maintain a poison pill, approval of this item enhances shareholders’ rights by establishing a clear process to submit poison pills to a shareholder vote. As such we believe this item warrants shareholder support.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.87 percent is within the allowable cap for this company of 5.89 percent. Additionally, this plan expressly forbids repricing.
	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that Chevron Texaco provides information on its policies and programs related to HIV/AIDS and other infectious diseases in its Corporate Responsibility report on the company website. Additionally, the company currently has healthcare plans that improve accessibility to treatment for employees in Africa. We further note that the company has engaged several local and international organizations in efforts to help address the concerns associated with this health care crisis. Therefore, while ISS acknowledges that the scope of Chevron Texaco’s operations in markets affected by the HIV/AIDS, TB, and malaria pandemic is substantial and deserves shareholder concern, we believe that the company has taken steps to actively address the concern and report to shareholders on these initiatives. These actions and the subsequent disclosure are comparable to industry norms and assist in maintaining ongoing corporate awareness of the impact of this healthcare crisis on operations in certain emerging markets. Therefore, we do not recommend shareholder support for the resolution at this time.

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Chevron Texaco, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, shareholders can request further information on the company’s political contributions and donations from the company or gather the information from certain government or privately managed websites. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards: incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.  Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, he is unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest).  In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include their director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, demonstrating shareholder dissatisfaction with a company’s proxy process: (1) one or more directors at a company receive withhold votes of 35 percent or more of the votes cast or (2) a shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast. If one of these conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the shares (owned for at least two years). The number of shareholder nominees permitted would be dictated by the size of the board: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. In light of the SEC’s proposed new rule regarding open access, we believe that requiring a majority vote in the election of directors is not in shareholders’ best interests.  Given that: (1) the plurality voting threshold is the accepted standard for the election of directors of publicly traded companies, (2) approval of this item could disrupt board operations and the company’s financial performance in the event certain or all of the director nominees do not receive majority support and do not get elected, (3) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (4) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not believe that the proposed amendment warrants shareholder support at this time.

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Report on Health and Environmental Initiatives in Ecuador		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. Increased transparency can better inform shareholders on the potential risks and opportunities associated with their investment. Specifically, this proposal calls for a report on new initiatives taken by ChevronTexaco regarding issues of concern in Ecuador. Therefore, when considering this matter, ISS must look at the value of the report along with the potential costs and operational impact that the associated actions may have on the company.

In this case, we note that the company has made significant efforts to provide interested parties with information on the situation in Ecuador. Moreover, since litigation on this matter is still pending, certain disclosure may not be appropriate. We further note that the company’s involvement in Ecuador was through a subsidiary of Texaco (prior to the 2001 merger) operating as a minority partner in an oil consortium with the Ecuadorian government. Additionally, ChevronTexaco has no ownership interest in the current oil operations in this region and the government of Ecuador released the company from further obligation or liability on the issue. Considering these factors, ISS believes that the company’s current level of disclosure on this matter is appropriate and that any further action on the matter is best left to the legal system in Ecuador. As such, we do not recommend shareholder support for this proposal.

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Report on Renewable Energy		Against	Against		ShrHoldr

ISS generally supports disclosure reports that seek to provide additional information to shareholders, particularly when it appears that companies have not adequately addressed shareholders’ concerns. Specifically, when considering proposals for a report on renewable energy sources, ISS looks for the existence and content of current environmental reports relative to the topic, and the degree to which the topic plays an integral part in the company’s line of business. In this case, ISS notes that the company has taken several recent steps to invest in renewable energy, undertake initiatives to develop cleaner technologies and communicate these initiatives to the public. The company provides information on these topics, in some detail, in its Corporate Responsibility Report, in press releases, and in certain sections of the corporate website. ISS believes that these initiatives and the associated disclosure represent an effort on ChevronTexaco’s behalf to address issues related to the potential impact that renewable energy sources may have on the company. Therefore, while the company does not specifically address every aspect of the proponent’s resolution; ISS believes that the current level of disclosure is comparable to other companies in the industry and suggests that ChevronTexaco is actively evaluating options and establishing policies related to renewable energy sources. As such, we do not recommend shareholder support for the resolution at this time.

05/27/04 - A	Chiron Corp. *CHIR*		170040109			03/29/04		2,647
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vaughn D. Bryson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Pierre E. Douaze		For
	1.3	Elect Director Edward E. Penhoet		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. ISS approves the stock purchase program component because the plan complies with Section 423 of the Internal Revenue Code, the number of shares reserved is relatively conservative, the offering period is reasonable, and there are limitations on participation.  However, the total cost of the company’s plans of 17.46 percent is above the allowable cap for this company of 10.28 percent. Therefore, we recommend AGAINST this bundled plan.

	3	Ratify Auditors		For	For		Mgmt

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - A	CIENA Corporation *CIEN*		171779101			01/20/04		6,069
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick H. Nettles		For
We recommend a vote FOR the directors.
	1.2	Elect Director John R. Dillon		For
	1.3	Elect Director Lawton W. Fitt		For

04/28/04 - A	CIGNA Corp. *CI*		125509109			03/01/04		1,888
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/24/04 - A	Cincinnati Financial Corp. *CINF*		172062101			02/27/04		2,234
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael Brown		For

We recommend a vote FOR the directors with the exceptions of independent outsider John M. Shepherd and affiliated outsider Robert C. Schiff. We recommend that shareholders WITHHOLD votes from Robert C. Schiff for poor attendance and audit committee member John M. Shepherd for paying excessive non-audit fees.

	1.2	Elect Director Dirk J. Debbink		For
	1.3	Elect Director Robert C. Schiff		Withhold
	1.4	Elect Director John M. Shepherd		Withhold
	1.5	Elect Director Douglas S. Skidmore		For
	2	Ratify Auditors		For	Against		Mgmt

05/04/04 - A	Cinergy Corp. *CIN*		172474108			03/05/04		2,436
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Circuit City Stores, Inc. *CC*		172737108			04/21/04		3,006
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E.V. Goings		For
We recommend a vote FOR the directors.
	1.2	Elect Director James F. Hardymon		For
	1.3	Elect Director Allen B. King		For
	1.4	Elect Director J. Patrick Spainhour		For
	1.5	Elect Director Carolyn Y. Woo		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.
	3	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plan of 8.27 percent is within the allowable cap for this company of 11.03 percent.
	4	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Citigroup Inc. *C*		172967101			02/27/04		71,039
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Michael Armstrong		For
We recommend a vote FOR the directors.
	1.2	Elect Director Alain J.P. Belda		For
	1.3	Elect Director George David		For
	1.4	Elect Director Kenneth T. Derr		For
	1.5	Elect Director John M. Deutch		For
	1.6	Elect Director Roberto Hernandez Ramirez		For
	1.7	Elect Director Ann Dibble Jordan		For
	1.8	Elect Director Dudley C. Mecum		For
	1.9	Elect Director Richard D. Parsons		For
	1.10	Elect Director Andrall E. Pearson		For
	1.11	Elect Director Charles Prince		For
	1.12	Elect Director Robert E. Rubin		For
	1.13	Elect Director Franklin A. Thomas		For
	1.14	Elect Director Sanford I. Weill		For
	1.15	Elect Director Robert B. Willumstad		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS feels that taking away the company’s ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company’s ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Citigroup, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

We believe this proposal is too restrictive, as it would prohibit the executives from being remunerated with stock options and severance payments regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	6	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

ISS supports the concept of separating the positions of chairman and CEO when a company does not have the countervailing governance structure as described above. In the case of Citigroup, the company has independent key committees, established governance guidelines, and a lead director with clearly defined duties. Additionally, the company has committed to creating and maintaining a 2/3 independent board by its next annual election. As such, ISS does not believe that this proposal warrants shareholder support.

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Citizens Communications Co. *CZN*		17453B101			03/19/04		3,918
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

05/13/04 - A	Citrix Systems, Inc. *CTXS*		177376100			03/15/04		2,287
	1	Elect Directors		For	For		Mgmt
	2	Expense Stock Options		Against	For		ShrHoldr

04/28/04 - A	Clear Channel Communications, Inc. *CCU*		184502102			03/08/04		8,504
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan D. Feld		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Alan D. Feld. We recommend that shareholders WITHHOLD votes from Alan D. Feld for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Thomas O. Hicks		For
	1.3	Elect Director Perry J. Lewis		For
	1.4	Elect Director L. Lowry Mays		For
	1.5	Elect Director Mark P. Mays		For
	1.6	Elect Director Randall T. Mays		For
	1.7	Elect Director B.J. Mccombs		For
	1.8	Elect Director Phyllis B. Riggins		For
	1.9	Elect Director Theordore H. Strauss		For
	1.10	Elect Director J.C. Watts		For
	1.11	Elect Director John H. Williams		For
	2	Ratify Auditors		For	For		Mgmt

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	CMS Energy Corp. *CMS*		125896100			04/02/04		2,331
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Merribel S. Ayres		For

We recommend a vote FOR the directors with the exception of Joseph F. Paquette, Jr. We recommend that shareholders WITHHOLD votes from Joseph F. Paquette, Jr. for standing as an affiliated outsider on the Audit, Compensation Committee, and Nominating Committees.

	1.2	Elect Director Earl D. Holton		For
	1.3	Elect Director David W. Joos		For
	1.4	Elect Director Michael T. Monahan		For
	1.5	Elect Director Joseph F. Paquette, Jr.		Withhold
	1.6	Elect Director William U. Parfet		For
	1.7	Elect Director Percy A. Pierre		For
	1.8	Elect Director S. Kinnie Smith, Jr.		For
	1.9	Elect Director Kenneth L. Way		For
	1.10	Elect Director Kenneth Whipple		For
	1.11	Elect Director John B. Yasinsky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.93 percent is within the allowable cap for this company of 5.19 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Bundled Compensation Plans		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plans. The proposed amendments aim to revise the performance goals to enable tax deductibility. ISS recommends a vote FOR this proposal.

	5	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 237,500,000 shares. We recommend a vote FOR Item 5.

04/30/04 - A	Coca-Cola Enterprises Inc. *CCE*		191219104			03/04/04		6,246
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.38 percent is within the allowable cap for this company of 8.58 percent.
	4	Amend Deferred Compensation Plan		For	For		Mgmt
	5	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because dilution is minimal since shares are purchased on the open market, and the contribution limitations are far below the maximum contributions allowed under these types of plans. In addition, the holding periods and the term life of the plan fall within the norm of such employee share plans.

	6	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because the plan limits participation to employees of the company’s subsidiary in Belgium, has reasonable contribution limitations, consistent offering periods, and holding periods on the shares purchased.

	7	Ratify Auditors		For	For		Mgmt
	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
	9	Report on Recycling Policy		Against	Against		ShrHoldr

05/07/04 - A	Colgate-Palmolive Co. *CL*		194162103			03/09/04		7,382
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jill K. Conway		For
	1.2	Elect Director Ronald E. Ferguson		For
	1.3	Elect Director Carlos M. Gutierrez		For
	1.4	Elect Director Ellen M. Hancock		For
	1.5	Elect Director David W. Johnson		For
	1.6	Elect Director Richard J. Kogan		For
	1.7	Elect Director Delano E. Lewis		For
	1.8	Elect Director Reuben Mark		For
	1.9	Elect Director Elizabeth A. Monrad		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at some companies. Accordingly, we believe that this proposal warrants shareholder support.

	5	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr

Based on the fact that the company already has a publicly-available code of conduct that substantively addresses the core ILO standards and the fact that there do not appear to be significant labor concerns associated with the operations of the company or of its suppliers, we do not believe that support is warranted for this shareholder resolution at this time.

	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, Colgate-Palmolive has more than 2/3 independent outsiders on its board, all-independent key committees, and established governance guidelines. However, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. Although, the independent directors meet in executive session without the CEO present and a presiding director presides over these sessions, it is not clearly stated, in the company’s proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; and has the authority to call meetings of the independent directors.

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Comcast Corp. *CMCSA*		20030N101			03/15/04		31,006
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director S. Decker Anstrom		For
Therefore, we recommend shareholders support both Mr. Anstrom and Mr. Roberts, along with the current director nominees.
	1.2	Elect Director C. Michael Armstrong		For
	1.3	Elect Director Kenneth J. Bacon		For
	1.4	Elect Director Sheldon M. Bonovitz		For
	1.5	Elect Director Julian A. Brodsky		For
	1.6	Elect Director Joseph L. Castle, II		For
	1.7	Elect Director J. Michael Cook		For
	1.8	Elect Director Brian L. Roberts		For
	1.9	Elect Director Ralph J. Roberts		For
	1.10	Elect Director Dr. Judith Rodin		For
	1.11	Elect Director Michael I. Sovern		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.36 percent is within the allowable cap for this company of 7.01 percent.
	4	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

ISS supports the article amendment because it will allow Mr. Roberts to formally step off the nominating committee, provide for a nomination process that is subject to approval by the entire board, and result in a fully independent committee.

	5	Require Two-Thirds Majority of Independent Directors on Board		Against	For		ShrHoldr

Currently, according to ISS definition of independence, the board consists of four insiders, one affiliated outsiders, and six independent outsiders. A majority of the board members are independent outsiders, however, ISS prefers that a substantial majority of the directors be independent. In the case of Comcast, we believe that a two-thirds independent board is particularly important due to Comcast’s dual class ownership structure and several insiders currently sitting on the board. Therefore, we recommend shareholders support this proposal.

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Political Contributions/Activities		Against	Against		ShrHoldr

With the recent resurgence of interest in campaign funding reform has come a renewed interest in corporate contributions to political parties and action committees. In recent years, shareholders have requested insight into company donations and the ability to provide input regarding how much (if any) money is appropriate to give to political organizations based on what political, ethical, and legal platforms are being endorsed by such funds. While some of this information is publicly available on Internet sites sponsored by political watchdog groups and campaign finance sites, this data may not be entirely current or all-inclusive. Proponents of these requests feel that it is the corporations’ responsibility to consolidate information regarding political contributions and present it in a report to the shareholders. Corporations have consistently responded to requests for the disclosure of political contributions by stating that federal and state laws require disclosure from the recipients and that the amounts contributed are not significant enough to warrant the expense of a report. When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions do not comprise a significant amount of company assets, and that donations through Comcast’s political action committees are on a voluntary basis and publicly disclosed through the FEC. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. Considering the restrictive time frame and potential expense associated with this type of disclosure, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds. In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Nominate Two Directors for every open Directorships		Against	Against		ShrHoldr

ISS Analysis In the view of many shareholders, the current director election system simply creates self-perpetuating boards: incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.  Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, the likelihood of succeeding is low. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest).

In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include their director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, demonstrating shareholder dissatisfaction with a company’s proxy process: (1) one or more directors at a company receive withhold votes of 35 percent or more of the votes cast or (2) a shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast. If one of these conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the shares (owned for at least two years). The number of shareholder nominees permitted would be dictated by the size of the board: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. While we support the principle of having a choice of nominees in board elections, it is important to scrutinize the nomination process. According to this proposal, even if more nominees than board seats are presented to shareholders, the nomination process is still conducted by the board. By comparison, the open access initiative enables nominees designated by shareholders to participate in the election, although allowing fewer nominees.

Furthermore, the process of finding qualified available candidates is difficult and costly. Under this proposal, the board would be required to identify one and a half times as many candidates as is currently necessary. With increasing demands being placed on directors in view of the Sarbanes-Oxley Act and NYSE listing standards, it may make the task of finding qualified candidates even more difficult.

At this time, while we endorse the principle of having a choice in board elections, we believe the SEC’s proposed new rule regarding open access, when implemented, may better serve shareholders’ interests rather the mechanism suggested by the proponent.

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Limit Executive Compensation		Against	Against		ShrHoldr
We oppose this item because it could place the company at a competitive disadvantage in attempting to attract a qualified CEO.
	9	Adopt a Recapitalization Plan		Against	For		ShrHoldr

As a non-binding proposal, we support the request for the company to take steps to develop a recapitalization plan where all of the company’s outstanding stock would have one vote. In general, we believe that simplified capital structures where voting interests are proportional to economic interests are preferable to dual class structures where management owns supervoting stock.

05/18/04 - A	Comerica Inc. *CMA*		200340107			03/22/04		2,411
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ralph W. Babb, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director James F. Cordes		For
	1.3	Elect Director Peter D. Cummings		For
	1.4	Elect Director Todd W. Herrick		For
	1.5	Elect Director William P. Vititoe		For
	1.6	Elect Director Kenneth L. Way		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because: (i) the number of shares being reserved is relatively conservative, (ii) the company’s matching contribution is reasonable, (iii) there is no voting power dilution associated with the plan. Moreover, all the shares can be purchased in the open market.

	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.56 percent is within the allowable cap for this company of 9.11 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Comverse Technology, Inc. *CMVT*		205862402			04/27/04		2,767
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.09 percent is within the allowable cap for this company of 10.60 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

02/26/04 - S	Concord EFS, Inc.		206197105			01/16/04		5,869
	1	Approve Merger Agreement		For	For		Mgmt

Despite an adverse impact on shareholder rights for Concord shareholders, there is a strong strategic rationale for this deal. The combined company would have a dominant position in the debit card market and is expected to achieve annual synergies of $205 million by 2006. With respect to the merger consideration, it represents a premium of 52.6 percent over the closing price of Concord’s stock on the last trading day prior to the merger announcements in the media. Additionally, the increase in the company’s stock price on news of the resolution of antitrust issues that were hindering the merger indicates strong shareholder support for the transaction.

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	ConocoPhillips *COP*		20825C104			03/10/04		9,387
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David L. Boren		For
	1.2	Elect Director James E. Copeland, Jr.		For
	1.3	Elect Director Kenneth M. Duberstein		For
	1.4	Elect Director Ruth R. Harkin		For
	1.5	Elect Director William R. Rhodes		For
	1.6	Elect Director J. Stapleton Roy		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.42 percent is within the allowable cap for this company of 6.99 percent. Additionally, this plan expressly forbids repricing.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

ISS believes that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. As such, this item does not warrant shareholder approval.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponents’ concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	6	Report on Drilling in the Arctic National Wildlife Refuge		Against	Against		ShrHoldr

In this case, ISS notes that ConocoPhillips does not stand out amongst its peers or competitors as having significant problems with its environmental performance. Moreover, the company does provide some disclosure into its operations in Alaska and environmental policies in general. Finally, since the company does not currently have operations or plans to develop operations in the ANWR, ISS agrees with the company about the hypothetical or speculative nature of the report called for in this proposal. Therefore, ISS recommends that shareholders vote against this resolution.

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Consolidated Edison, Inc. *ED*		209115104			03/29/04		3,206
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vincent A. Calarco		For
	1.2	Elect Director George Campbell, Jr.		For
	1.3	Elect Director Gordon J. Davis		For
	1.4	Elect Director Michael J. Del Giudice		For
	1.5	Elect Director Joan S. Freilich		For
	1.6	Elect Director Ellen V. Futter		For
	1.7	Elect Director Sally Hernandez-Pinero		For
	1.8	Elect Director Peter W. Likins		For
	1.9	Elect Director Eugene R. McGrath		For
	1.10	Elect Director Frederic V. Salerno		For
	1.11	Elect Director Stephen R. Volk		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	4	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr

We agree with management that the current requirements for disclosure of executive compensation are adequate and fair. We do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

05/21/04 - A	Constellation Energy Group, Inc. *CEG*		210371100			03/19/04		2,307
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Convergys Corp. *CVG*		212485106			03/01/04		1,927
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
Therefore, ISS recommends a vote FOR this proposal.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative and the company’s matching contribution is reasonable.
	4	Ratify Auditors		For	For		Mgmt

04/27/04 - A	COOPER INDUSTRIES LTD *CBE*		G24182100			03/01/04		1,312
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	APPROVE THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.		For	For		Mgmt
	4	SHAREHOLDER PROPOSAL RELATING TO SOCIAL AND ENVIRONMENTAL ISSUES RELATED TO SUSTAINABILITY.		Against	For		ShrHoldr

We applaud Cooper for agreeing to publish a sustainability report that will meet the expectations of the proponents. Since management and the dissidents seem to be in agreement on the basic content of the report, there is no reason for shareholders to oppose this proposal unless the proponents were to withdraw it, which may occur at the AGM. It is recommended that shareholders support this item that will ensure the publication of the sustainability report.

	5	SHAREHOLDER PROPOSAL RELATING TO EXECUTIVE EQUITY COMPENSATION PLANS.		Against	Against		ShrHoldr

05/04/04 - A	Cooper Tire & Rubber Co. *CTB*		216831107			03/09/04		986
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur H. Aronson		For
	1.2	Elect Director Thomas A. Dattilo		For
	1.3	Elect Director Byron O. Pond		For
	2	Ratify Auditors		Against	For		ShrHoldr

This proposal would not effect the company’s ability to select its auditor, but rather would allow shareholders the right to ratify or not ratify that choice. ISS notes that the company has not, in the past, put the auditor up for ratification. We also note that the non-audit related fees paid to Ernst & Young, in the past fiscal year represented 47.07 percent of the total fees paid to that firm. The company’s Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by Ernst & Young. Before the corporate accounting-related scandals of the past two years, ratification of auditors was generally viewed as a routine agenda item. A vote for an auditor by shareholders is confirmation that the auditor has objectively reviewed the company’s financial statements for compliance with generally accepted accounting principles. Due to the recent SEC rules on auditor independence and increased shareholder scrutiny on this issue, however, ratification of auditors has turned into a more controversial agenda item. As such, ISS believes that shareholders should have the opportunity to assess the auditor’s general performance, the audit and non-audit related fees paid by the company, and the auditor’s overall independence.

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Corning Inc. *GLW*		219350105			03/01/04		18,325
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeremy R. Knowles		For
We recommend a vote FOR the directors.
	1.2	Elect Director Eugene C. Sit		For
	1.3	Elect Director William D. Smithburg		For
	1.4	Elect Director Hansel E. Tookes II		For
	1.5	Elect Director Wendell P. Weeks		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval, which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/29/04 - A	Costco Wholesale Corporation *COST*		22160K105			12/05/03		5,502
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Benjamin S. Carson, Sr., M.D. as Class II Director		For
We recommend a vote FOR the directors.
	1.2	Elect Director Hamilton E. James as Class II Director		For
	1.3	Elect Director Jill S. Ruckelshaus as Class II Director		For
	1.4	Elect Director William H. Gates, II as Class II Director		For
	1.5	Elect Director Daniel J. Evans as Class I Director		For
Shareholder Proposals
	2	Declassify the Board of Directors		Against	For		ShrHoldr
	3	Develop Land Procurement Policy		Against	Against		ShrHoldr

As the company is in compliance with applicable laws related to land acquisition, and considering that implementation of the proposal could be overly restrictive to the future growth of the company through such acquisition, we do not recommend support for the request at this time.

Management Proposal
	4	Ratify Auditors		For	For		Mgmt

01/09/04 - S	Countrywide Financial Corp. *CFC*		222372104			11/28/03		1,635
	1	Increase Authorized Common Stock		For	For		Mgmt

06/16/04 - A	Countrywide Financial Corp. *CFC*		222372104			04/19/04		3,870
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry G. Cisneros		For
	1.2	Elect Director Robert J. Donato		For
	1.3	Elect Director Michael E. Dougherty		For
	1.4	Elect Director Martin R. Melone		For
	1.5	Elect Director Harley W. Snyder		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.61 percent is within the allowable cap for this company of 12.53 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options and restricted stock to top five named executive officers is 52.20 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	Crane Co. *CR*		224399105			02/27/04		811
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Karen E. Dykstra		For
We recommend a vote FOR the directors.
	1.2	Elect Director Richard S. Forte		For
	1.3	Elect Director William E. Lipner		For
	1.4	Elect Director James L. L. Tullis		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation

The total cost of the company’s plan is 7.97 percent which is within the allowable cap for this company of 11.71 percent. ISS notes the high ratio of 30.57 percent of total grants to named executives in the past fiscal year

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Implement MacBride Principles		Against	Against		ShrHoldr

In the case of Crane, it appears that there are sufficient policies in place to protect against discriminatory practices, and there have been no specific allegations of discrimination filed against the company. Further, we note that the company complies with the reporting requirements outlined in U.K. law and has annually conducts an assessment of its compliance with these laws.  Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the lack of any specific controversies regarding the company’s operations in Northern Ireland, we recommend that shareholders oppose this request.

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	CSX Corp. *CSX*		126408103			03/05/04		2,975
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E.E. Bailey		For
ISS Conclusion
	1.2	Elect Director R.L. Burrus, Jr.		For
	1.3	Elect Director E.J. Kelly, III		For
	1.4	Elect Director R.D. Kunisch		For
	1.5	Elect Director S.J. Morcott		For
	1.6	Elect Director D.M. Ratcliffe		For
	1.7	Elect Director C.E. Rice		For
	1.8	Elect Director W.C. Richardson		For
	1.9	Elect Director F.S. Royal, M.D.		For
	1.10	Elect Director D.J. Shepard		For
	1.11	Elect Director M.J. Ward		For
	2	Ratify Auditors		For	For		Mgmt
ISS Conclusion
	3	Limit Executive Compensation		Against	Against		ShrHoldr
ISS Conclusion
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. The board has taken an important first step in addressing shareholder concerns by redeeming an existing pill. However, the board has not fully complied with the previously supported shareholder proposal regarding poison pills. ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row. With respect to the shareholder proposal regarding poison pills, we do not consider the two-year shareholder approval clock as having been reset because of the company’s half-step towards implementing the will of shareholders. We will closely monitor management’s response to this year’s vote on this proposal, and if necessary, will recommend the withholding of votes for directors at next year’s meeting.

	5	Limit Awards to Executives		Against	For		ShrHoldr
ISS Conclusion

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/06/04 - A	Cummins , Inc. *CMI*		231021106			02/16/04		601
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	CVS Corporation *CVS*		126650100			03/15/04		5,450
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. Don Cornwell		For
We recommend a vote FOR all the director nominees.
	1.2	Elect Director Thomas P. Gerrity		For
	1.3	Elect Director Stanley P. Goldstein		For
	1.4	Elect Director Marian L. Heard		For
	1.5	Elect Director William H. Joyce		For
	1.6	Elect Director Terry R. Lautenbach		For
	1.7	Elect Director Terrence Murray		For
	1.8	Elect Director Sheli Z. Rosenberg		For
	1.9	Elect Director Thomas M. Ryan		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The proposed amendment would allow non-employee directors to become eligible to receive awards under the Incentive Plan. Given that approval of this amendment would eliminate 1996 Directors Stock Plan and therefore, in the aggregate, reduce the number of shares available for stock awards without materially accelerating the depletion of awards under the Incentive Plan, ISS recommends a vote FOR this proposal.

	3	Ratify Auditors		For	For		Mgmt
	4	Limit Executive Compensation		Against	Against		ShrHoldr

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Dana Corp. *DCN*		235811106			03/01/04		2,086
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The proposed amendments aim to revise the performance goals to better link the annual incentive awards for Dana’s executives to the achievement of the company’s financial and operating objectives. ISS recommends a vote FOR this proposal.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because the number of shares being allowed under the plan is reasonable and the plan is broad based. Even though the company can make a matching contribution in cash up to 50 percent, the contribution is over five years and is back-end loaded.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The proposed amendments modify some terms of the plan which do not seem to increase the costs to shareholders. ISS recommends a vote FOR this proposal.

	5	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Danaher Corp. *DHR*		235851102			03/10/04		2,143
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven M. Rales		For
	1.2	Elect Director John T. Schwieters		For
	1.3	Elect Director Alan G. Spoon		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.56 percent is within the allowable cap for this company of 12.37 percent. Additionally, this plan expressly forbids repricing.
	4	Develop Charter Language on Board Diversity		Against	Against		ShrHoldr

ISS believes in transparency for shareholders as a matter of good corporate governance and believes that shareholders should have access to material information about their company’s practices and procedures. For this reason, ISS generally supports shareholder requests for companies to prepare reports on board diversification initiatives. However, this proposal goes beyond simply asking the company to report on its nomination processes, and to adopt specific charter language to formalize efforts to locate qualified women and minorities to serve on the board.  In this case, we note that Danaher has not addressed diversity on its board to the degree of some industry peers. However, in the last year the company has created an independent nominating committee, and includes information on the director selection process in the company’s public filings. While this action does not specifically address the concerns noted in this proposal, it does show an effort to improve Danaher’s corporate governance principles. Further, we note that the structure of this proposal calls not only for increased efforts in retaining qualified women and minorities, but also the adoption of certain charter language that would formally outline this process. ISS agrees with the proponents that a company can benefit from directors that represent diverse backgrounds and experience; however, we do not necessarily advocate the application of specific charter language that recommends considering race and gender as qualifying factors in retaining directors. Therefore, while we believe that the company should continuously evaluate policies on retaining qualified candidates for board positions, including women and minorities, ISS does not believe that shareholder support for this proposal is necessary at this time.

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - A	Deere & Co. *DE*		244199105			12/31/03		2,885
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	Delphi Corp. *DPH*		247126105			03/08/04		7,747
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Oscar de Paula Bernardes Neto		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders John D. Opie, Dr. Bernd Gottschalk, and Oscar de Paula Bernardes Neto for failure to implement the declassification of the board and poison pill proposals.

	1.2	Elect Director Dr. Bernd Gottschalk		Withhold
	1.3	Elect Director John D. Opie		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.06 percent is within the allowable cap for this company of 9.02 percent. Additionally, this plan expressly forbids repricing.
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be redeemed and any new pill be put to a shareholder vote. Furthermore, this shareholder proposal has been put forth to vote for the fourth time. ISS continues to believe that this shareholder proposal warrants support.

	6	Declassify the Board of Directors		Against	For		ShrHoldr

ISS continues to support this shareholder proposal. Since this proposal has been put forth for the third time, management should seek to amend the company’s certificate of incorporation by putting a management proposal.

	7	Amend Workplace Code of Conduct		Against	For		ShrHoldr
In light of the serious human rights concerns in a number of the countries where the company operates, we believe that shareholder support for this request is warranted.

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	Delta Air Lines, Inc. *DAL*		247361108			03/01/04		1,683
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company does not allow shareholders to call special meetings and requires unanimous written consent. We note that the company has published its corporate governance principles in the proxy statement and has outlined its director nomination process. However, the company’s stock has underperformed its peers over one-, three- and five- year periods. We recognize that Delta has implemented a profit improvement program designed to reduce costs and increase revenues by leveraging new technology and improving productivity while enhancing customer service. However, since the company fails to meet all of the aforementioned corporate governance and the stock performance criteria, the proposal warrants shareholder support.

	4	Limit Awards to Executives		Against	Against		ShrHoldr
	5	Submit Executive Pension Benefit To Vote		Against	For		ShrHoldr
	6	Limit Executive Compensation		Against	Against		ShrHoldr

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Deluxe Corp. *DLX*		248019101			03/08/04		742
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald E. Eilers		For
	1.2	Elect Director Charles A. Haggerty		For
	1.3	Elect Director William A. Hawkins, III		For
	1.4	Elect Director Cheryl M. McKissack		For
	1.5	Elect Director Lawrence J. Mosner		For
	1.6	Elect Director Stephen P. Nachtsheim		For
	1.7	Elect Director Mary Ann O’Dwyer		For
	1.8	Elect Director Martyn R. Redgrave		For
	1.9	Elect Director Robert C. Salipante		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.07 percent is within the allowable cap for this company of 10.87 percent. Additionally, this plan expressly forbids repricing.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

86

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Devon Energy Corp. *DVN*		25179M103			04/09/04		3,293
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards. Incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes a mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, floor nominations are unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, each of which demonstrates shareholder dissatisfaction with a company’s proxy process: (i) one or more directors at a company must receive withhold votes totaling 35 percent or more of the votes cast, or (ii) a shareholder proposal asking for open access, which is submitted by the holders of at least one percent of the shares (and owned for at least one year), must be approved by a majority of the votes cast. If one of these two conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the company’s shares (and owned for at least two years). In addition, the number of shareholder nominees permitted would be dictated by the size of the board as follows: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. ISS supports the general principle that shareholders should have choice in director elections and input in the nomination process greater than they currently have under the plurality system. We believe that requiring directors to receive a majority of votes cast in an uncontested election has some merit as it promotes the accountability of directors and makes a shareholder vote on director elections a more powerful signal. However, this proposal lacks clarity on the threshold requirement — the resolution refers to majority of shares “entitled to vote” while the supporting statement refers both to “shares entitled to be voted” and “majority of votes cast.” Requiring nominees to obtain the majority of outstanding votes is a much more difficult hurdle, one which we are not at this time ready to endorse. The main concern in implementing a majority threshold requirement is that an annual board could be in effect be “decapitated” by a failure to obtain majority shareholder support. In the case of companies which have classified boards, the concerns regarding a “decapitated” board is mitigated. With staggered boards, only a minority portion of the board is up for election each year, and therefore only such minority portion may be adversely affected by the failure of that year’s nominees to obtain majority shareholder support. Irrespective of the structure of the company’s board, this proposal fails to address the implementation mechanism in the event that directors fail to garner the required majority vote. In such a case, actual removal of affected directors may not be feasible or desirable, and alternative measures may be available to indicate displeasure with the board (e.g., increased disclosure requirements for “unratified” board members). Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly-traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

87

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/15/04 - A	Dillard’s, Inc. *DDS*		254067101			03/31/04		1,213
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert C. Connor		For
	1.2	Elect Director Will D. Davis		For
	1.3	Elect Director John Paul Hammerschmidt		For
	1.4	Elect Director Peter R. Johnson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr

In light of the fact that the company has already adopted a code of conduct and that there do not appear to have been significant concerns regarding the company’s overseas sourcing activities, we do not believe that support for this proposal is warranted at this time.

88

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	WShares Voted

05/25/04 - A	Dollar General Corp. *DG*		256669102			03/22/04		4,618
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Dominion Resources, Inc. *D*		25746U109			02/27/04		4,493
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Executive Compensation to Vote		Against	Against		ShrHoldr

04/20/04 - A	Dover Corp. *DOV*		260003108			02/27/04		2,740
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David H. Benson		For

We recommend a vote FOR the directors with the exception of Gary L. Roubos. We recommend that shareholders WITHHOLD votes from Gary L. Roubos for standing as an affiliated outsider on the Audit Committee and Gary L. Roubos for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Jean-Pierre M. Ergas		For
	1.3	Elect Director Kristiane C. Graham		For
	1.4	Elect Director Ronald L. Hoffman		For
	1.5	Elect Director James L. Koley		For
	1.6	Elect Director Richard K. Lochridge		For
	1.7	Elect Director Thomas L. Reece		For
	1.8	Elect Director Bernard G. Rethore		For
	1.9	Elect Director Gary L. Roubos		Withhold
	1.10	Elect Director Michael B. Stubbs		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.30 percent is within the allowable cap for this company of 9.49 percent. Additionally, this plan expressly forbids repricing.
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

89

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Dow Jones & Co., Inc. *DJ*		260561105			02/27/04		1,083
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Irvine O. Hockaday, Jr.		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider Dieter von Holtzbrinck and independent outsider Vernon E. Jordan, Jr.. We recommend that shareholders WITHHOLD votes from Dieter von Holtzbrinck and from Vernon E. Jordan, Jr. for poor attendance.

	1.2	Elect Director Vernon E. Jordan, Jr.		Withhold
	1.3	Elect Director Lewis B. Campbell		For
	1.4	Elect Director Dieter von Holtzbrinck		Withhold
	1.5	Elect Director Elizabeth Steele		For
	2	Ratify Auditors		For	Against		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.96 percent is within the allowable cap for this company of 8.43 percent.
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

04/29/04 - A	DTE Energy Co. *DTE*		233331107			03/01/04		2,325
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anthony F. Earley, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Allan D. Gilmour		For
	1.3	Elect Director Frank M. Hennessey		For
	1.4	Elect Director Gail J. McGovern		For
	1.5	Elect Director Josue Robles, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

90

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Duke Energy Corp. *DUK*		264399106			03/15/04		12,489
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul M. Anderson		For

We recommend a vote FOR the directors with the exception of Michael E.J. Phelps. We recommend that shareholders WITHHOLD votes from Michael E.J. Phelps for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Ann M. Gray		For
	1.3	Elect Director Michael E.J. Phelps		Withhold
	1.4	Elect Director James T. Rhodes		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Therefore, ISS supports this shareholder proposal.

05/20/04 - A	Dynegy, Inc. *DYN*		26816Q101			03/31/04		5,382
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles E. Bayless		For
	1.2	Elect Director David W. Biegler		For
	1.3	Elect Director Linda Walker Bynoe		For
	1.4	Elect Director Thomas D. Clark, Jr.		For
	1.5	Elect Director Barry J. Galt		For
	1.6	Elect Director Patricia A. Hammick		For
	1.7	Elect Director George L. Mazanec		For
	1.8	Elect Director Robert C. Oelkers		For
	1.9	Elect Director Joe J. Stewart		For
	1.10	Elect Director William L. Trubeck		For
	1.11	Elect Director Bruce A. Williamson		For
	2	Amend Conversion of Securities		For	For		Mgmt

ISS Conclusion: Because the conversion price is at a significant premium to the current trading price, and because the dividend rate will rise markedly if shareholders do not approve the conversion, we recommend that shareholders support this proposal.

	3	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights		For	For		Mgmt

ISS Conclusion: Because the terms of the preemptive rights are not onerous, and because this is merely an extension of shareholder approval for another five years, we recommend that shareholders support this proposal.

91

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt
	5	Submit Executive Compensation to Vote		Against	For		ShrHoldr

ISS Conclusion: Because the shareholder proposal allows sufficient flexibility to the compensation committee, and because we strongly support pay for performance linkage, we recommend shareholders vote for the proposal.

	6	Develop Equity Compensation Plans and Utilize Time-Based & Restricted Share Programs in Lieu of Stock Options		Against	Against		ShrHoldr
ISS Conclusion: ISS does not support proposals that mandate a certain type of compensation to the exclusion of another type. Therefore, we recommend that the shareholders do not support this proposal.

05/27/04 - A	E*Trade Group, Inc. *ET*		269246104			04/05/04		5,200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	E.I. Du Pont De Nemours & Co. *DD*		263534109			03/09/04		13,701
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alain J. P. Belda		For
	1.2	Elect Director Richard H. Brown		For
	1.3	Elect Director Curtis J. Crawford		For
	1.4	Elect Director John T. Dillon		For
	1.5	Elect Director Louisa C. Duemling		For
	1.6	Elect Director Charles O. Holliday, Jr.		For
	1.7	Elect Director Deborah C. Hopkins		For
	1.8	Elect Director Lois D. Juliber		For
	1.9	Elect Director Masahisa Naitoh		For
	1.10	Elect Director William K. Reilly		For
	1.11	Elect Director H. Rodney Sharp, III		For
	1.12	Elect Director Charles M. Vest		For
	2	Ratify Auditors		For	For		Mgmt

92

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Report on Executive Ties to Government		Against	Against		ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company’s operations. ISS shares in the proponent’s concern for potential conflicts of interest at such companies, but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

	4	Adopt and Report on a Code of Corporate Conduct		Against	Against		ShrHoldr

In the case of Dupont, the company has already committed itself to a code of conduct that upholds a number of the core ILO standards, including prohibitions on child labor, involuntary servitude/forced labor, nondiscrimination, and freedom of association ‘ although we acknowledge that the company’s existing code does not specifically reference the right to collective bargaining. However, it appears that the company’s code is in line with the codes of similar companies. Dupont has endorsed the Global Compact and supports the GRI, representing active consideration of human and labor rights issues as well as sustainable development in the communities where the company operates. Also, while the proponent has cited certain labor disputes in Dupont’s operations in the United States, ISS does not believe that these incidents show the type of systematic disregard to workplace human rights that would merit a substantial amendment to the company’s current policies. Therefore, the fact that the company already has policies in place that substantially address many of the principles outlined in the ILO conventions, and lacking evidence to suggest systematic failure to comply with these policies, we do not believe that support of this proposal is warranted at this time.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company’s executive compensation program. Taking into account the activities of the Compensation Committee regarding the setting and monitoring of the executive compensation, we agree with the company that the proposed report would duplicate the Compensation Committee’s ongoing work to review, evaluate, and modify the company’s executive compensation policy and programs. As such, we see no reason to support this proposal.

93

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Eastman Chemical Co. *EMN*		277432100			03/15/04		1,031
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Renee J. Hornbaker		For
	1.2	Elect Director Thomas H. McLain		For
	1.3	Elect Director Peter M. Wood		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS notes that the company has negative three-year total shareholder return, but positive one year TSR, and the total direct compensation to the company’s CEO has decreased by 53.21 percent from fiscal 2002 to fiscal 2003. We further note that the company has been proactive in its effort to link pay and performance among its top executives and that executive compensation is analyzed by an independent Compensation Committee.  ISS believes that an independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares. As such, this item does not warrant shareholder approval.

05/12/04 - A	Eastman Kodak Co. *EK*		277461109			03/15/04		3,954
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William H. Hernandez		For
	1.2	Elect Director Hector de J. Ruiz		For
	1.3	Elect Director Laura D’Andrea Tyson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. It aims to re-approve the performance goals under the 2000 Omnibus Long-Term Compensation Plan so that the compensation paid to the company’s highest paid executives is linked to these performance goals, thereby, providing tax deductibility to the company. ISS recommends a vote FOR this proposal.

94

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Adopt Chemical Policy		Against	Against		ShrHoldr

In the case of Eastman Kodak, we note that the company has a comprehensive environmental, health and safety program and regularly reports on its environmental programs, policies and initiatives to reduce emissions of toxic chemicals through its EHS report. The company has reduced emissions in recent years and has policies to reduce the release and health impacts of toxic chemicals. While we understand the proponent’s concerns with PBTs, it is unclear whether a complete phase-out of PBTs would be feasible at this time. However, it appears that the company is taking steps to reduce toxic emissions from its operations and is committed to continuing to make reductions and to reporting on its environmental initiatives to its shareholders and the public going forward.  Based on the company’s initiatives to reduce toxic emissions in recent years and the level of its current environmental reporting, we recommend that shareholders oppose this request.

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options, SARs and severance packages would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

04/28/04 - A	Eaton Corp. *ETN*		278058102			03/01/04		2,008
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.59 percent is within the allowable cap for this company of 9.66 percent.
	3	Ratify Auditors		For	For		Mgmt

95

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	eBay Inc. *EBAY*		278642103			04/26/04		9,131
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philippe Bourguignon		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas J. Tierney		For
	1.3	Elect Director Margaret C. Whitman		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.92 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 11.73 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.
	4	Increase Authorized Common Stock		For	Against		Mgmt

The requested increase of 890,000,000 shares is below the allowable threshold of 1,395,000,000 shares. However, the company stated that it could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes in control or management. For instance, without further shareholder approval, the company could adopt a “poison pill” that would, under certain circumstances related to an acquisition of shares that the company did not approve, give certain holders the right to acquire additional shares of common stock at a low price. The company could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board.  Since the additional shares may be used for management entrenchment purposes, ISS recommends voting AGAINST this proposal.

	5	Ratify Auditors		For	For		Mgmt
	6	Expense Stock Options		Against	For		ShrHoldr

ISS Analysis ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. However, stock options have become an integral component of compensation and their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. As such, ISS recommends voting FOR the proposal.

96

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Ecolab, Inc. *ECL*		278865100			03/16/04		3,532
	1	Elect Directors		For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Edison International *EIX*		281020107			03/22/04		4,523
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Bryson		For
	1.2	Elect Director France A. Cordova		For
	1.3	Elect Director Bradford M. Freeman		For
	1.4	Elect Director Bruce Karatz		For
	1.5	Elect Director Luis G. Nogales		For
	1.6	Elect Director Ronald L. Olson		For

97

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director James M. Rosser		For
	1.8	Elect Director Richard T. Schlosberg, III		For
	1.9	Elect Director Robert H. Smith		For
	1.10	Elect Director Thomas C. Sutton		For
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders. However, the company has adopted a policy to seek shareholder approval if the pill were to be triggered. Also, after expiration of the current pill, the company will seek shareholder approval before adopting any new pill, or at least seek approval within a limited one-year period after implementation. We therefore conclude that the shareholder proposal does not warrant shareholder support.

05/25/04 - A	Electronic Data Systems Corp. *EDS*		285661104			03/29/04		6,874
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger A. Enrico		For
ISS Conclusion: We recommend a vote FOR all director nominees.
	1.2	Elect Director Ellen M. Hancock		For
	1.3	Elect Director C. Robert Kidder		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

ISS Conclusion: The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Therefore, we believe that the shareholder proposal warrants support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr
ISS Conclusion: ISS supports any reduction of a company’s voting requirements.

98

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Eli Lilly and Co. *LLY*		532457108			02/13/04		15,221
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven C. Beering		For
We recommend a vote FOR the directors.
	1.2	Elect Director Winfried Bischoff		For
	1.3	Elect Director Franklyn G. Prendergast		For
	1.4	Elect Director Kathi P. Seifert		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

	5	Report on Drug Pricing		Against	Against		ShrHoldr

99

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		33,116
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.30 percent is within the allowable cap for this company of 12.60 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Limit Executive Compensation		Against	Against		ShrHoldr

02/03/04 - A	Emerson Electric Co. *EMR*		291011104			11/24/03		5,071
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Engelhard Corp. *EC*		292845104			03/15/04		1,713
	1	Elect Directors		For	For		Mgmt

05/14/04 - A	Entergy Corp. *ETR*		29364G103			03/17/04		3,144
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Maureen Scannell Bateman		For
We recommend a vote FOR the directors.
	1.2	Elect Director W. Frank Blount		For
	1.3	Elect Director Simon D. deBree		For
	1.4	Elect Director Claiborne P. Deming		For
	1.5	Elect Director Alexis M. Herman		For
	1.6	Elect Director Donald C. Hintz		For
	1.7	Elect Director J. Wayne Leonard		For
	1.8	Elect Director Robert v.d. Luft		For

100

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Kathleen A. Murphy		For
	1.10	Elect Director Paul W. Murrill		For
	1.11	Elect Director James R. Nichols		For
	1.12	Elect Director William A. Percy, II		For
	1.13	Elect Director Dennis H. Reilley		For
	1.14	Elect Director Wm. Clifford Smith		For
	1.15	Elect Director Bismark A. Steinhagen		For
	1.16	Elect Director Steven V. Wilkinson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval, which would limit a board’s negotiating flexibility. However, the company appears to have a policy in place that is consistent with the proposal. Therefore, we believe this proposal is moot and does not warrant shareholder support.

	4	Restore or Provide for Cumulative Voting		Against	Against		ShrHoldr
In this case, the company meets all of the aforementioned corporate governance provisions. Accordingly, the proposal does not warrant shareholder support.
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options, SARs and severance packages would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

101

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	EOG Resources, Inc. *EOG*		26875P101			03/08/04		1,583
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George A. Alcorn		For
	1.2	Elect Director Charles R. Crisp		For
	1.3	Elect Director Mark G. Papa		For
	1.4	Elect Director Edmund P. Segner, III		For
	1.5	Elect Director Donald F. Textor		For
	1.6	Elect Director Frank G. Wisner		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.10 percent is within the allowable cap for this company of 7.14 percent.
Equity grants including stock options, and restricted stock awards to top five named executive officers were 25.60 percent of the total shares awarded in the current year.
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/28/04 - A	Equifax Inc. *EFX*		294429105			02/18/04		1,794
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Copeland, Jr		For
We recommend a vote FOR the directors.
	1.2	Elect Director Lee A. Ault III		For
	1.3	Elect Director John L. Clendenin		For
	1.4	Elect Director A. William Dahlberg		For
	1.5	Elect Director L. Phillip Humann		For

05/19/04 - A	Equity Office Properties Trust *EOP*		294741103			03/12/04		5,509
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/28/04 - A	Equity Residential *EQR*		29476L107			03/29/04		3,993
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)		For	For		Mgmt
ISS Conclusion: Because the amendment removes a potential antitakeover device, we recommend that shareholders support the proposal.
	3	Ratify Auditors		For	For		Mgmt

102

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Exelon Corp. *EXC*		30161N101			03/01/04		4,522
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas DeBenedictis		For
We recommend a vote FOR the directors.
	1.2	Elect Director G. Fred Dibona, Jr.		For
	1.3	Elect Director Sue L. Gin		For
We recommend a vote FOR the directors.
	1.4	Elect Director Edgar D. Jannotta		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/26/04 - A	Express Scripts, Inc. *ESRX*		302182100			03/31/04		1,103
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary G. Benanav		For
We recommend a vote FOR the directors with the exception of Thomas P. Mac Mahon. We recommend that shareholders WITHHOLD votes from Thomas P. Mac Mahon for poor attendance.
	1.2	Elect Director Frank J. Borelli		For
	1.3	Elect Director Nicholas J. LaHowchic		For
	1.4	Elect Director Thomas P. Mac Mahon		Withhold
	1.5	Elect Director John O. Parker, Jr.		For
	1.6	Elect Director George Paz		For
	1.7	Elect Director Samuel K. Skinner		For
	1.8	Elect Director Seymour Sternberg		For
	1.9	Elect Director Barrett A. Toan		For
	1.10	Elect Director Howard L. Waltman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 94,000,000 shares is below the allowable threshold of 217,200,000 shares. We recommend a vote FOR Item 2.
	3	Ratify Auditors		For	For		Mgmt

103

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Exxon Mobil Corp. *XOM*		30231G102			04/05/04		93,135
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Boskin		For
We recommend a vote FOR the directors.
	1.2	Elect Director James R. Houghton		For
	1.3	Elect Director William R. Howell		For
	1.4	Elect Director Reatha Clark King		For
	1.5	Elect Director Philip E. Lippincott		For
	1.6	Elect Director Harry J. Longwell		For
	1.7	Elect Director Henry A. McKinnell, Jr.		For
	1.8	Elect Director Marilyn Carlson Nelson		For
	1.9	Elect Director Lee R. Raymond		For
	1.10	Elect Director Walter V. Shipley		For
	1.11	Elect Director Rex W. Tillerson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.64 percent is within the allowable cap for this company of 5.32 percent.
	4	Affirm Political Nonpartisanship		Against	Against		ShrHoldr
Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is necessary.
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. As previously noted, in the case of Exxon Mobil, the company complies with federal, state and local laws regarding contributions to political candidates or organizations as well as those laws that apply to similar contributions in Canada. Further, the scope of the reports requested in this proposal may not be substantially different from information currently available through public sources. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

104

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Equatorial Guinea		Against	Against		ShrHoldr

In this case, the proposal asks for detailed disclosure on Exxon Mobil’s operations in Equatorial Guinea as well as a public response to allegations made by a nationally aired television program. While ISS advocates transparency into company operations that increases shareholder understanding of the risks and opportunities placed on the company, the benefit of such disclosures must be considered as a factor of cost and burden on the company as well as the potential benefit that can be derived by shareholders from the information. Exxon Mobil discusses information in some detail in press releases, corporate reports, and other sections of the company’s website. The discussion of this topic includes information explaining the royalties and tax payments that are made to Equatorial Guinea, financial support for social programs in that company, and the general logic behind the structure of the company’s Production Sharing Contract with the government. While these disclosures do not directly respond to each aspect of the proposal, we do believe that they substantially address the issue at hand, providing shareholders with adequate information to assess the risks related to the company’s operations in Equatorial Guinea and the company’s policies and procedures in place to mitigate such risks. As such we do not recommend shareholder support for this resolution.

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

ExxonMobil has the following governance structure in place: executive sessions of its non-employee directors currently chaired by the chair of the Compensation Committee or the Board Affairs Committee; a board composed of two-thirds independent directors; all-independent key committees; review of CEO performance by the independent directors at board and committee meetings and during executive sessions, which consists solely of independent directors; and established governance guidelines. The chair of the Board Affairs Committee and the chair of the Compensation Committee preside at the executive sessions on an alternating basis, depending on the agenda. The chair of the Board Affairs Committee presides over sessions discussing corporate governance and the chair of the Compensation Committee presides over sessions regarding performance evaluation and compensation of the CEO and CEO succession planning. However, the company does not have a designated lead director with more expansive duties than those set out for the committee chairman (such as approving the board’s agenda; ensuring the flow of information to the outside directors and shareholders; and board evaluation). As noted above, ISS refrains from making a vote recommendation on this agenda item.

105

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Prohibit Awards to Executives		Against	Against		ShrHoldr

For its long term compensation, ExxonMobil switched from options to restricted stock two years ago, as the board believes restricted stock to be more effective in retaining employees and in meeting shareholder expectations. For senior executives, the restricted stock carries rigorous vesting requirements: 50 percent vesting over five years and the remaining over another five. In this case, the proposal requests a total ban on rights, options, SARs and severance payments and is therefore unduly restrictive.

	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr

Given the scope of the proposal, the company’s current compensation practices, and the company’s apparent commitment to and disclosure of racial and gender diversity, we do not believe that shareholder support of the requested report is warranted.

	10	Amend EEO Statement to Include Reference to Sexual Orientation		Against	For		ShrHoldr

ISS generally believes that companies should have policies in place to prevent workplace discrimination, as instances of discrimination can be costly to companies in the form of high turnover, fines, and litigation. Workplace discrimination can result in real costs to corporations, and therefore can impact shareholder value. Studies have indicated that workforce diversity strategies can have a positive impact on company performance through enhanced corporate performance, reduced turnover, increased job satisfaction and employee morale, decreased vulnerability to legal challenges, and enhanced reputation. In light of potential costs and legal implications arising from discrimination, the high number of companies with policies referencing sexual orientation, and the low costs involved in amending EEO policies, ISS believes that requests to amend EEO policies to specifically reference sexual orientation are generally supportable, unless a company can demonstrate that the change would result in significant costs to the company. In this case, we note that the company has had substantial controversy surrounding its adoption of its current EEO policy over the policies of its predecessor, Mobil. Exxon Mobil does have existing programs and policies that demonstrate the company’s stance on discrimination on the basis of sexual orientation, but those policies have failed to alleviate the negative publicity and controversy surrounding this issue. Furthermore, the company has not identified any resulting costs to the company of including such a reference in its EEO policy. A significant number of the company’s peers do include such language in their EEO statements. By not referencing sexual orientation in the post-merger company’s EEO statement, it appears that the company has created unnecessary controversy. While we recognize that the company has gone to great lengths to discuss its existing prohibition on discrimination on the basis of sexual orientation in certain company publications, it would appear that the enduring controversy could be easily resolved by adding that language back into its EEO statement. Given the fact that company’s competitors reference sexual orientation discrimination in their EEO statements and the fact that Mobil did explicitly bar this type of discrimination in its EEO statement prior to the merger with Exxon, we believe that the company should amend its EEO to explicitly prohibit discrimination based on sexual orientation.

106

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Climate Change Research		Against	Against		ShrHoldr

Therefore, based on the broad scope of the proposal and the associated practical considerations of publishing this information, recent improvements in disclosure made by the company, and our concerns regarding the value that the requested information would provide to shareholders, we do not recommend support for this resolution.

01/15/04 - A	Family Dollar Stores, Inc. *FDO*		307000109			11/24/03		2,072
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Howard R. Levine		For
We recommend a vote FOR the directors.
	1.2	Elect Director George R. Mahoney, Jr.		For
	1.3	Elect Director Mark R. Bernstein		For
	1.4	Elect Director Sharon Allred Decker		For
	1.5	Elect Director Edward C. Dolby		For
	1.6	Elect Director Glenn A. Eisenberg		For
	1.7	Elect Director James G. Martin		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 4.52 percent is within the allowable cap for this company of 7.79 percent.
	3	Ratify Auditors		For	For		Mgmt

107

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Fannie Mae *FNM*		313586109			04/06/04		13,831
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Ashley		For
While ISS recommends voting for all directors up for election this year, ISS will continue to monitor the company’s accounting practices and executive compensation.
	1.2	Elect Director Kenneth M. Duberstein		For
	1.3	Elect Director Thomas P. Gerrity		For
	1.4	Elect Director Timothy Howard		For
	1.5	Elect Director Ann Korologos		For
	1.6	Elect Director Frederic V. Malek		For
	1.7	Elect Director Donald B. Marron		For
	1.8	Elect Director Daniel H. Mudd		For
	1.9	Elect Director Anne M. Mulcahy		For
	1.10	Elect Director Joe K. Pickett		For
	1.11	Elect Director Leslie Rahl		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director H. Patrick Swygert		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Provide for Cumulative Voting		Against	For		ShrHoldr

Although the company meets the corporate governance criteria, the company did not meet the performance criteria. Specifically, the company underpeformed its peer group for the one, three and five-year fiscal total shareholder returns. In previous years, ISS recommended shareholders to vote against this proposal since the company met the corporate governance criteria and the performance criteria. However, the company did not meet the performance criteria this year, therefore, the proposal warrants shareholder support.

108

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Federated Department Stores, Inc. *FD*		31410H101			04/02/04		2,534
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Sara Levinson		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Karl M. von der Heyden, Joseph A. Pichler, Joseph Neubauer, and Sara Levinson for failure to implement the proposal to declassify the company’s board.

	1.2	Elect Director Joseph Neubauer		Withhold
	1.3	Elect Director Joseph A. Pichler		Withhold
	1.4	Elect Director Karl M. von der Heyden		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.62 percent is within the allowable cap for this company of 8.39 percent. Additionally, this plan expressly forbids repricing.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

03/23/04 - A	Fifth Third Bancorp *FITB*		316773100			01/30/04		7,464
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Darryl F. Allen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Allen M. Hill		For
	1.3	Elect Director Dr Mitchel D Livingston		For
	1.4	Elect Director Hendrik G. Meijer		For
	1.5	Elect Director James E. Rogers		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.04 percent is within the allowable cap for this company of 5.23 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Adopt Sexual Orientation Non-Discrimination Policy		None	For		ShrHoldr
We recommend a Vote FOR Item 4.

109

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	First Data Corp. *FDC*		319963104			03/22/04		12,343
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	First Horizon National Corp *FHN*		337162101			02/27/04		1,719
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Blattberg		For

We recommend a vote FOR the directors with the exception of affiliated outsider Luke Yancy III. We recommend that shareholders WITHHOLD votes from Luke Yancy III for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director J. Kenneth Glass		For
	1.3	Elect Director Michael D. Rose		For
	1.4	Elect Director Luke Yancy III		Withhold
	1.5	Elect Director Mary F. Sammons		For
	2	Change Company Name		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 8.11 percent is below the allowable cap for this company of 8.61 percent.

	4	Ratify Auditors		For	For		Mgmt

05/18/04 - A	FirstEnergy Corporation *FE*		337932107			03/23/04		4,518
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul T. Addison		For
ISS Conclusion: We recommend that shareholders vote FOR all director nominees.
	1.2	Elect Director Ernest J. Novak, Jr.		For
	1.3	Elect Director John M. Pietruski		For
	1.4	Elect Director Catherine A. Rein		For
	1.5	Elect Director Robert C. Savage		For

110

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt

ISS Conclusion: The ability to elect directors is the single most important use of the shareholder franchise. ISS believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

	4	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS Conclusion: ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	5	Approve Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.80 percent is within the allowable cap for this company of 5.38 percent.
	6	Approve Deferred Compensation Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 2.76 percent is within the allowable cap for this company of 5.38 percent.
	7	Expense Stock Options		Against	For		ShrHoldr

ISS Conclusion: Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	8	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote. Even if the company’s current pill ends up being redeemed as planned, this proposal deserves shareholder support because of it calls on the board to submit future pills to a shareholder vote as well.

	9	Report on Political Contributions/Activities		Against	Against		ShrHoldr

ISS Conclusion: Lacking information to suggest that the company is not in compliance with applicable laws and regulations related to political contributions, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	10	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
ISS Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans.

111

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/06/04 - A	Fiserv, Inc. *FISV*		337738108			02/13/04		2,531
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director K.R. Jensen		For
We recommend a vote FOR the directors.
	1.2	Elect Director K.M. Robak		For
	1.3	Elect Director T.C. Wertheimer		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.72 percent is within the allowable cap for this company of 12.47 percent. Additionally, this plan expressly forbids repricing.

03/17/04 - S	FleetBoston Financial Corp.		339030108			01/26/04		13,772
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

04/28/04 - A	Fluor Corp. *FLR*		343412102			03/03/04		1,082
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James T. Hackett		Withhold

We recommend a vote FOR Kent Kresa but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Martha R. Seger, Robin W. Renwick, and James T. Hackett for failure to implement the option expensing proposal.

	1.2	Elect Director Kent Kresa		For
	1.3	Elect Director Robin W. Renwick		Withhold
	1.4	Elect Director Martha R. Seger		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.71 percent is within the allowable cap for this company of 9.64 percent.

112

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Ford Motor Company *F*		345370860			03/17/04		25,168
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. H. Bond		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsiders John R. H. Bond and Robert E. Rubin. We recommend that shareholders WITHHOLD votes from John R. H. Bond and Robert E. Rubin for standing as affiliated outsiders on the Compensation and Nominating committees.

	1.2	Elect Director Stephen G. Butler		For
	1.3	Elect Director Kimberly A. Casiano		For
	1.4	Elect Director Edsel B. Ford II		For
	1.5	Elect Director William Clay Ford		For
	1.6	Elect Director William Clay Ford, Jr.		For
	1.7	Elect Director Irvine O. Hockaday, Jr.		For
	1.8	Elect Director Marie-Josee Kravis		For
	1.9	Elect Director Richard A. Manoogian		For
	1.10	Elect Director Ellen R. Marram		For
	1.11	Elect Director Homer A. Neal		For
	1.12	Elect Director Jorma Ollila		For
	1.13	Elect Director Carl E. Reichardt		For
	1.14	Elect Director Robert E. Rubin		Withhold
	1.15	Elect Director Nicholas V. Scheele		For
	1.16	Elect Director John L. Thornton		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Disclosure of Executive Compensation		Against	Against		ShrHoldr

We agree with management that the current requirements for disclosure of executive compensation are adequate and fair. We do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement. As such, we recommend a vote AGAINST.

113

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Establish Other Board Committee		Against	For		ShrHoldr

Although we have reservations about the fact that the proposal neither sets a limit on the proposed committee’s duration nor stipulates the committee’s specific plan of action, we agree with the proponent’s basic position. ISS, in fact, recommended that shareholders vote against the proposed Ford recapitalization plan in July 2000 because, among other reasons, it was fundamentally at odds with the one-share, one-vote principle, which constitutes perhaps the single most important tenet of corporate governance. The Ford family has three seats on the board, which is disproportionate to its equity stake. We believe that the Ford family’s substantial voting control of the company is sufficient enough to point out the need for an independent committee to evaluate conflicts of interest between family shareholders and nonfamily shareholders. Ford’s board formed a committee in December 2002 to review Mr. Ford’s acquisition of shares in Goldman Sachs Group, Inc.’s 1999 IPO. The committee, composed of directors Ellen R. Marram, Irvine O. Hockaday Jr., Homer A. Neal, Richard A. Manoogian and Marie-Josee Kravis, all independent directors according to ISS, was mandated to review the stock purchase in response to a shareholder demand. The shareholder, Roger Berger, requested that Mr. Ford sell the Goldman Sachs shares to the company at the original price because Ford is a longstanding client of Goldman’s, and not Mr. Ford himself. The committee rejected the shareholder demand and subsequently the full board accepted the committee’s recommendation in February 2003. In February, Ford Motor Co. chairman and CEO William Clay Ford Jr. announced he would sell 400,000 shares of Goldman Sachs Group Inc. and that he would donate profits then estimated at $4.7 million to charity. The committee established in December 2002 only reviewed the shareholder demand regarding the proceeds from the IPO allocation, and did not evaluate other potential conflicts of interest between family shareholders and non-family shareholders. Due to Ford family’s substantial voting control of the company, potential conflict of interests may arise in the future. The committee suggested by the proponent may serve as a mechanism to ensure that common shareholders are treated fairly vis-a-vis Ford family shareholders, should such a conflict of interest arise. In light of our concerns with the IPO allocation and the recapitalization plan, we support this nonbinding proposal.

114

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that top five compensation should be linked to the company’s performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Although we agree with the principle of pay-for-performance in setting executive pay, we believe that the cessation of all rights, options, SARs, and possible severance payments to top five management: (1) does not resolve potential disconnects between pay and performance and (2) would be unduly restrictive with respect to the company’s compensation strategies. As such, we recommend a vote AGAINST.

	6	Amend By Laws Relating to Board Independence		Against	Against		ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. According to ISS director classifications, nine of the 16 directors are independent. Although we would prefer a two-thirds independent board, we believe that the proponent’s request would limit the flexibility of the company without ensuring the maintenance of a majority independent board. We note that, according to ISS director classifications, there are four affiliated outside directors on the board. We believe that the proposed amendment is not in shareholders’ best interest as it: (1) would not ensure board independence by not addressing the presence of affiliated outside directors on the board and (2) would limit the company’s flexibility with regard to board composition. As such, we recommend a vote AGAINST.

115

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

When reviewing requests for reports on greenhouse gas emissions or climate change policies, ISS evaluates whether adoption of the proposal would have either a positive or negative impact on short-term or long-term shareholder value. We also examine the structure of the proposal and the company’s current level of disclosure. ISS also looks at the company’s record on greenhouse gas emissions and other established environmental polices. Finally, we consider the company’s response and the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing. In the case of Ford, we recognize that the company appears committed to reporting on environmental issues that impact the company, including emissions information. The company has set targets for emissions reductions for its facilities, and is in the process of developing advanced technology vehicles that will further improve fuel economy. We encourage the company to continue with its efforts to improve disclosure on these initiatives. With regard to this proposal, we note that the proposal asks the company to report on the greenhouse gas emissions from its products both historically and in projections. The company currently reports on the emissions rate of its U.S. facilities and vehicle fleets, and the emissions of its vehicle products as a whole, but does not report on the per vehicle or brand-specific emissions of its products. The proposal also asks how the company can significantly reduce its emissions by 2013 and 2023. ISS believes that requiring the company to report on efficiencies by such dates may not be in the best interests of the company, as such dates may restrict the company in its reporting and not reveal substantive information about the company’s progress towards producing low emissions vehicles and their inclusion in the company’s overall fleet of vehicles. The proponents also request a discussion of the company’s approach to regulatory scenarios in the near and long-term future. While we understand the proponents’ concern with the role that public policy plays in this regard, we do not believe that a potentially speculative discussion by the company on various responses to certain forecasted scenarios would benefit the company or its shareholders. We further note that the company’s existing reporting does discuss the company’s position on greenhouse gas emissions and its efforts to reduce them and outlines its efforts to move towards including more advanced technology vehicles in its fleet. Moreover, Ford discloses certain detailed environmental information through its membership in industry specific organizations, public filings, the company website, and a comprehensive sustainability report based on GRI guidelines. As a result, further reporting in the nature requested by the proponents would not appear to benefit shareholder value. As the company’s current reporting addresses emissions information, including company efforts to incorporate advanced emissions reducing technology into the company’s fleet of vehicles, we do not believe that the preparation of an additional report is warranted at this time.

116

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Fortune Brands, Inc. *FO*		349631101			02/27/04		2,051
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Anne M. Tatlock		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Peter M. Wilson and Anne M. Tatlock and insider Norman H. Wesley for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote.

	1.2	Elect Director Norman H. Wesley		Withhold
	1.3	Elect Director Peter M. Wilson		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although the company’s rights plan contains a TIDE provision, the pill was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed, and that any future pill be put to a shareholder vote.

05/21/04 - A	FPL Group, Inc. *FPL*		302571104			03/16/04		2,511
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H. Jesse Arnelle		For
	1.2	Elect Director Sherry S. Barrat		For
	1.3	Elect Director Robert M. Beall, II		For
	1.4	Elect Director J. Hyatt Brown		For
	1.5	Elect Director James L. Camaren		For
	1.6	Elect Director Lewis Hay III		For
	1.7	Elect Director Frederic V. Malek		For
	1.8	Elect Director Michael H. Thaman		For
	1.9	Elect Director Paul R. Tregurtha		For

117

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.10	Elect Director Frank G. Zarb		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.96 percent is within the allowable cap for this company of 5.46 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	6	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 255,000,000 shares.

118

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/29/04 - A	Franklin Resources, Inc. *BEN*		354613101			12/01/03		3,027
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Harmon E. Burns		For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles Crocker		For
	1.3	Elect Director Robert D. Joffe		For
	1.4	Elect Director Charles B. Johnson		For
	1.5	Elect Director Rupert H. Johnson, Jr.		For
	1.6	Elect Director Thomas H. Kean		For
	1.7	Elect Director James A. McCarthy		For
	1.8	Elect Director Chutta Ratnathicam		For
	1.9	Elect Director Peter M. Sacerdote		For
	1.10	Elect Director Anne M. Tatlock		For
	1.11	Elect Director Louis E. Woodworth		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt
We believe that this item warrants shareholder approval.

03/31/04 - A	Freddie Mac *FRE*		313400301			02/20/04		9,578
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joan E. Donoghue		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michelle Engler		For
	1.3	Elect Director Richard Karl Goeltz		For
	1.4	Elect Director George D. Gould		For
	1.5	Elect Director Henry Kaufman		For
	1.6	Elect Director John B. Mccoy		For
	1.7	Elect Director Shaun F. O’Malley		For
	1.8	Elect Director Ronald F. Poe		For
	1.9	Elect Director Stephen A. Ross		For
	1.10	Elect Director Donald J. Schuenke		For

119

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.11	Elect Director Christina Seix		For
	1.12	Elect Director Richard F. Syron		For
	1.13	Elect Director William J. Turner		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Freeport-McMoRan Copper & Gold Inc. *FCX*		35671D857			03/12/04		2,727
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert J. Allison, Jr.		For
We recommend a vote FOR the directors with the exception of R. Leigh Clifford. We recommend that shareholders WITHHOLD votes from R. Leigh Clifford for poor attendance.
	1.2	Elect Director R. Leigh Clifford		Withhold
	1.3	Elect Director James R. Moffett		For
	1.4	Elect Director B. M. Rankin, Jr.		For
	1.5	Elect Director J. Taylor Wharton		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.38 percent is within the allowable cap for this company of 7.35 percent. Additionally, this plan expressly forbids repricing.
	4	Halt Payments to Indonesian Military		Against	Against		ShrHoldr

05/04/04 - A	Gannett Co., Inc. *GCI*		364730101			03/05/04		3,749
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James A. Johnson		For
	1.2	Elect Director Douglas H. McCorkindale		For
	1.3	Elect Director Stephen P. Munn		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.42 percent is within the allowable cap for this company of 7.28 percent. Additionally, this plan expressly forbids repricing.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

120

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Gateway Inc *GTW*		367626108			03/25/04		5,345
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas L. Lacey		For

We recommend that shareholders vote FOR Douglas L. Lacey, but WITHHOLD votes from insider Wayne R. Inouye. We recommend that shareholders WITHHOLD votes from Wayne R. Inouye for failure to establish a majority independent board.

	1.2	Elect Director Wayne R. Inouye		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Gateway, we note that the company appears to comply with state and local laws regarding contributions to political candidates or organizations. Furthermore, the contributions are made with voluntary donations through a PAC and not directly from the company, and information on these PAC contributions is available through certain public sources. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

121

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards. Incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes a mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, floor nominations are unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, each of which demonstrates shareholder dissatisfaction with a company’s proxy process: (i) one or more directors at a company must receive withhold votes totaling 35 percent or more of the votes cast, or (ii) a shareholder proposal asking for open access, which is submitted by the holders of at least one percent of the shares (and owned for at least one year), must be approved by a majority of the votes cast. If one of these two conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the company’s shares (and owned for at least two years). In addition, the number of shareholder nominees permitted would be dictated by the size of the board as follows: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. ISS supports the general principle that shareholders should have a choice in director elections and input in the nomination process greater than they currently enjoy under the plurality system. We believe that requiring directors to receive a majority of votes cast in an uncontested election has some merit as it promotes the accountability of directors and makes a shareholder vote on director elections a more powerful signal. However, this proposal would require directors to receive a majority of outstanding votes. Requiring nominees to obtain the majority of outstanding votes is a much more difficult hurdle, one which we are not at this time ready to endorse. The main concern in implementing a majority threshold requirement is that an annual board could be in effect “decapitated” by failure to obtain majority shareholder support. In the case of Gateway, which has a classified board, the concerns regarding a “decapitated” board are mitigated. With staggered boards, only a minority portion of the board is up for election each year, and therefore only such minority portion may be adversely affected by the failure of that year’s nominees to obtain majority shareholder support. Irrespective of the structure of the company’s board, this proposal fails to address the implementation mechanism in the event that directors fail to garner the required majority vote. In such a case, actual removal of affected directors may not be feasible or desirable, and alternative measures may be available to indicate displeasure with the board (e.g., increased disclosure requirements for “unratified” board members). Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

122

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Board Diversity		Against	Against		ShrHoldr

When reviewing shareholder requests on board diversity, ISS first considers whether the proposal is asking for a report on efforts to improve board diversity or whether the proposal also asks the company to take specific action to increase the representation of women and minorities on the board. ISS also considers the company’s current board composition and whether or not it includes any women or minorities, further considering how the company’s board diversity compares with that of the company’s peers. Also reviewed is the company’s current disclosure of board nominating procedures and diversity initiatives. In addition, ISS considers whether the company has an independent nominating committee. Finally, ISS considers the potential impact that diversity initiatives can have on long-term shareholder value. ISS believes in transparency for shareholders as a matter of good corporate governance and believes that shareholders should have access to material information about their company’s practices and procedures. For this reason, ISS generally supports shareholder requests for companies to prepare reports on board diversification initiatives. However, this proposal goes beyond simply asking the company to report on its nomination processes, requesting the company to adopt specific charter language to formalize efforts to locate qualified women and minorities to serve on the board. In this case, we note that Gateway has not addressed diversity on its board to the degree of some industry peers. However, the company has created a separate nominating committee, and includes information on the director selection process in the company’s public filings. While this action does not specifically address all of the concerns noted in this proposal, it does reference the issues of diversity in the director selection process. Further, we note that the structure of this proposal calls not only for increased efforts in retaining qualified women and minorities, but also the adoption of certain charter language that would formally outline this process. ISS agrees with the proponents that a company can benefit from directors that represent diverse backgrounds and experience; however, we do not necessarily advocate the application of specific charter language that recommends considering race and gender as qualifying factors in retaining directors. Therefore, while we believe that the company should continuously evaluate policies on retaining qualified candidates for board positions, including women and minorities, ISS does not believe that shareholder support for this proposal is necessary at this time.

123

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	General Dynamics Corp. *GD*		369550108			03/12/04		2,676
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Nicholas D. Chabraja		For
	1.2	Elect Director James S. Crown		For
	1.3	Elect Director Lester Crown		For
	1.4	Elect Director William P. Fricks		For
	1.5	Elect Director Charles H. Goodman		For
	1.6	Elect Director Jay L. Johnson		For
	1.7	Elect Director George A. Joulwan		For
	1.8	Elect Director Paul G. Kaminski		For
	1.9	Elect Director John M. Keane		For
	1.10	Elect Director Lester L. Lyles		For
	1.11	Elect Director Carl E. Mundy, Jr.		For
	1.12	Elect Director Robert Walmsley		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.95 percent is within the allowable cap for this company of 7.91 percent. Additionally, this plan expressly forbids repricing.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
	4	Report on Foreign Military Sales		Against	Against		ShrHoldr

In view of the facts that the company already complies with government controls and disclosure requirements for its foreign military sales, that some additional, appropriate information on foreign sales is already publicly available, and that disclosure of sensitive and confidential information could put the company at a competitive disadvantage in the contract bidding process, we do not believe that this proposal is in the best economic interests of shareholders.

04/28/04 - A	General Electric Co. *GE*		369604103			03/01/04		138,263
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James I. Cash, Jr.		For
We recommend a vote FOR the directors with the exception of Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

124

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Dennis D. Dammerman		For
	1.3	Elect Director Ann M. Fudge		For
	1.4	Elect Director Claudio X. Gonzalez		Withhold
	1.5	Elect Director Jeffrey R. Immelt		For
	1.6	Elect Director Andrea Jung		For
	1.7	Elect Director Alan G. Lafley		For
	1.8	Elect Director Kenneth G. Langone		For
	1.9	Elect Director Ralph S. Larsen		For
	1.10	Elect Director Rochelle B. Lazarus		For
	1.11	Elect Director Sam Nunn		For
	1.12	Elect Director Roger S. Penske		For
	1.13	Elect Director Robert J. Swieringa		For
	1.14	Elect Director Douglas A. Warner III		For
	1.15	Elect Director Robert C. Wright		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

We support the addition of revenue growth rate to the pool of performance measures applicable to long-term performance awards. We also applaud the company’s decision to shift a substantial portion of its executive grants to restricted stock units and performance based awards. Such practice should reduce dilution and provide effective incentives for superior performers who remain with the company during periods of stock market fluctuations in which stock options may have no realizable value. In addition, restricted stock units and long-term performance awards more closely align executives’ interests with investors’ long term interests as these awards are paid out only to executives who remain with the company for extended periods.

125

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Provide for Cumulative Voting		Against	Against		ShrHoldr

In the case of General Electric, the company has an annually-elected board comprising a majority of independent directors; its Nominating and Corporate Governance Committee consists of only independent directors; the company grants shareholders confidential voting and the right to call a special meeting; the board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders; the company has a published statement of corporate governance guidelines, including a description of the process by which a shareholder may submit a director nominee; and the company does not have either a dual-class structure or dead-hand poison pill. GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In this case, the company meets our corporate governance criteria. Although the company does not fully meet the performance criteria, the company has taken significant steps to improve its corporate governance provisions, especially relating to board reforms and shareholder friendly compensation strategies for officers and directors (see Items 3 and 16). Given that the company: (1) meets our corporate governance criteria and (2) has voluntarily taken steps to improve its corporate governance through policy changes regarding board structure, composition, and responsibilities and executive and director compensation, the proposal does not warrant shareholder support.

	5	Eliminate Animal Testing		Against	Against		ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, GE has developed a policy that calls for utilizing live animal testing to the least extent possible, provided it complies with regulation and does not effect the analysis of treatment effectiveness or employee and consumer safety. Additionally, in some cases alternative methods of testing may be not feasible or fail to meet criteria established by the government. As such, ISS does not recommend shareholder support for the resolution at this time.

126

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Nuclear Fuel Storage Risks		Against	Against		ShrHoldr

When considering proposals that request a risk assessment and adoption of new policies regarding the company’s nuclear operations, ISS takes into account several factors, including the regulatory framework that the company’s operations are subject to and the company’s existing disclosure on security and waste management policies and procedures. While the proponents’ concerns with the company’s on-site storage of nuclear waste is understandable given the state of current events, we note that the nuclear power industry is heavily regulated by the NRC and subject to restrictions and policies introduced by the Office of Homeland Security. In 2002, the NRC completed a comprehensive review of its requirements for nuclear power plants, including the storage of nuclear waste and materials and, as a result, issued new required security measures. In this case, GE operates a spent fuel storage depository; however, the main focus of this resolution is directed at the company’s design, manufacturing, and sales of reactors. Based on the tight regulation of the nuclear power industry by the NRC and the fact that GE’s operations in the nuclear power industry are primarily in equipment design, sales, and service; not facility operations, we do not believe that this report would provide enough meaningful information to shareholders to justify the time and assets necessary to prepare this report.

	7	Report on PCB Clean-up		Against	Against		ShrHoldr
	8	Report on Foreign Outsourcing		Against	Against		ShrHoldr

ISS generally supports proposals that call for increased disclosure on matters of importance to shareholders. Such transparency can assist shareholders in better evaluating the business risks associated with their investment. However, the benefits derived from this disclosure must be weighed against the cost and burden of preparing the information and the potential impacts that the disclosure may have on company strategy or operations. When evaluating proposals to review and report on outsourcing or off-shoring, ISS looks at the nature and scope of operations that a company is opting to outsource as well as potential risks and benefits associated with such a policy. Additionally, we consider industry norms with regards to the type and number of positions that are outsourced. Finally, we consider the degree to which publishing a detailed report on company outsourcing policies may provide strategic insight to competitors while not disclosing substantial, useful information to shareholders. In this case we note that GE does outsource some service and technical positions to foreign markets where the company has determined that cost savings would ultimately benefit the company and increase shareholder value. Further we note that several of the company’s peers and competitors have outsourced similar jobs. Additionally, detailed disclosure on the company’s policies regarding job outsourcing may not provide benefits to shareholders commensurate with the cost of preparing this report. As such, we do not recommend support for the proposal at this time.

127

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Prepare Sustainability Report		Against	Against		ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. In this case, ISS notes that GE currently has significant discussion of many sustainability issues on the company website. This disclosure includes an EHS report, diversity information, the GE Integrity Policy, and information on community involvement and philanthropic initiatives. Moreover, the company has committed to publishing a consolidated report on issues regarding environmental performance, social initiatives, economic achievement, and corporate citizenship in 2004. Therefore, while we will continue to monitor the scope and level of disclosure at GE, we believe that the company has substantially addressed many of the issues noted by the proponent. As such, we do not recommend support for the proposal at this time.

	10	Limit Composition of Management Development and Compensation Committee to Independent Directors		Against	Against		ShrHoldr

Given that: (1) the company already has a policy in place requiring that all key board committee members be independent and (2) the company’s Management Development and Compensation Committee is currently fully independent by NYSE, Council of Institutional Investors, and ISS definitions, we do not believe this item warrants shareholder support.

	11	Report on Pay Disparity		Against	Against		ShrHoldr

In the case of this proposal, we note that the proponent is specifically asking for a comparison of the compensation of the company’s top executives with that of its lowest compensated workers on a nationwide basis and a report on any recommendations regarding changing the current level of executive pay. Though the disparity between the pay levels of entry-level and executive employees has undoubtedly grown at many U.S. companies over the past few decades, we note that it is unlikely that the requested report would produce a meaningful gauge for shareholders of whether GE’s compensation policies and pay levels are appropriate and effective for employees at the senior executive level. While we understand the proponent’s concerns with escalating CEO pay, we note that GE’s compensation committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

128

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Limit Awards to Executives		Against	Against		ShrHoldr

In light of the recent measures taken by the company to make its executive and director equity compensation practices more shareholder friendly (see Items 3 and 16), we believe that the proponent’s request of a cessation of all executive stock option programs and bonus programs is unreasonable.

	13	Limit Board Service for Other Companies		Against	For		ShrHoldr

In view of the increased demands placed on board members, directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. Even if a person were retired and devoted himself full time to directorships, based on a full-time work schedule (1,920 hours per year) and the estimated hours of board service (300 per year), an individual could not reasonably be expected to serve on more than six boards. In view of this, ISS recommends that shareholders withhold votes from directors who sit on more than six public company boards. Service on boards of subsidiary companies, private companies, or non-profit organizations will be excluded. If a director sits on several mutual fund boards within the same fund family, it will count as one board. We note that the company’s policy is substantially similar to the proponent’s request. With regard to fully retired directors, the proponent is requesting that board service be limited to a total of five directorships. Although the company’s policy does not address whether a director is retired or not, it also allows for a total of five directorships as long as the director in question does not serve as a CEO or in an equivalent position. The proponent is also requesting that board service for the company’s non-retired directors be limited to a total of three directorships while the company places a three board limit on directors who serve as CEOs or in equivalent positions. Thus, one of the differences between the proponent’s request and the company’s policy lies in the treatment of non-retired directors. In the case of non-retired directors, the proponent advocates a total of three directorships while the company currently provides for a limit of five directorships, making the proponent’s request slightly more stringent than the company’s current policy. Another significant difference between the proponent’s request and the company’s policy lies in the enforcement mechanisms. While the company may bypass the aforementioned limits with respect to current directors, the proponent’s request would not give the company such leeway. In fact, it would require an advisory shareholder vote in the event the proposed policy is discontinued or materially changed. Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director’s service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent’s request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent’s request represents a preferable policy framework from a shareholder’s perspective. As such, we believe this item warrants shareholder support.

129

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO / president position.
	15	Hire Advisor/Maximize Shareholder Value		Against	Against		ShrHoldr

GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index for one-year shareholder returns. However, GE underperformed these indexes for three-year shareholder returns. For five-year shareholder returns, GE outperformed the S&P 500 Index but underperformed the S&P 500 Industrials Index. In the absence of other indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight and (2) the board is entrenched, we believe that many of the company’s long-term shareholders would suffer if the company was put into play and sold out at a relatively depressed price. Given that the company regularly reviews its businesses in terms of their global competitiveness, and makes adjustments when warranted in order to maximize long-term value for shareholders, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

130

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Adopt a Retention Ratio for Executives and Directors		Against	Against		ShrHoldr

ISS has long advocated director and executive stock ownership as a mechanism of aligning executive and shareholder interests. An alternative approach is the use of a retention ratio or holding period. Such guidelines require executives to hold a percentage of the shares they receive from stock option exercise or other equity awards (net of income taxes owed) either for a specified period of time (a holding period) or for their full term of employment with the company (a retention ratio). Unlike traditional stock ownership requirements, holding periods and retention ratios provide for continuous stock accumulation by executives, irrespective of the value of their share holdings, while minimizing the possibility of abusive short-term profiteering through inside information. A disadvantage, however, is that stock retention policies—particularly if applied for full tenure—could lead to higher executive turnover if executives can only take their wealth out of the firm by leaving. While it is important to encourage executive stock ownership, shareholders must be mindful that it can be accomplished in a number of ways. Therefore, shareholder proposals asking companies to adopt retention ratios for their executives should be evaluated on a case-by-case basis. Targeted companies may already have some type of stock ownership requirement, holding period, retention ratio, or combination, which should be reviewed for stringency. A rigorous stock ownership guideline, for example, should go beyond the standard 5x salary for CEOs, with the multiple declining for other executives. It is also important to consider how easily the stock ownership threshold can be met. Equity awards should not be included in the stock ownership calculation for this purpose. A meaningful retention ratio may also be an effective substitute to traditional stock ownership guidelines— i.e., at least 50 percent of stock received from equity awards (on a net proceeds basis) must be held for the executive’s tenure with the company. In addition to any guidelines currently in place, shareholders should take into account actual officer stock ownership at the company and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership policies or retention requirements. Although the company does not require a retention ratio, as currently requested, for directors and officers, it has other mechanisms in place that align director and officer interests with shareholders’ interests. These include the aforementioned stock ownership requirements and the one-year holding period for executives. We also note the company’s shift to a long-term performance-based equity compensation structure for its executives (40 percent) and deferred stock units for its directors (60 percent). Given that the company already has sufficient mechanisms and policies in place to ensure the alignment of director and officer interests - i.e. (1) stock ownership guidelines, (2) holding period for executives, and (3) a shift to a long-term performance-based equity compensation structure, we do not believe this item warrants shareholder support.

131

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Require 70% to 80% Independent Board		Against	Against		ShrHoldr

Given that: (1) the board is 73.3 percent independent according to ISS definitions, (2) the company already has a policy in place providing for a two-thirds independent board, with a minimum of ten independent directors at all times, and (3) the company has voluntarily adopted additional, stricter independence tests with respect to a director’s affiliation with non-profit organizations funded by the GE and companies receiving loans from GE, we believe that the company has taken sufficient steps to ensure the maintenance of a supermajority independent board. As such, this item does not warrant shareholder support.

	18	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of GE, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, much of the information requested by the proponent is available on both government and privately managed websites. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and may not provide any significant benefit to shareholders. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of company assets.

132

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	General Motors Corp. *GM*		370442105			04/05/04		7,954
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Percy N. Barnevik		For
	1.2	Elect Director John H. Bryan		For
	1.3	Elect Director Armando M. Codina		For
	1.4	Elect Director George M.C. Fisher		For
	1.5	Elect Director Karen Katen		For
	1.6	Elect Director Kent Kresa		For
	1.7	Elect Director Alan G. Lafley		For
	1.8	Elect Director Philip A. Laskawy		For
	1.9	Elect Director E.Stanley O’Neal		For
	1.10	Elect Director Eckhard Pfeiffer		For
	1.11	Elect Director G.Richard Wagoner, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Prohibit Awards to Executives		Against	Against		ShrHoldr
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS Analysis ISS supports the use of performance-based pay and believes there should be strong linkage between compensation and performance at the senior executive level. However, ISS believes that issuers should have some flexibility in determining the mix of award types that would best align executives incentives with those of shareholders. Deleting all rights, options, SAR’s and severance payments to top management after expiration of existing plans or commitments can unduly restrict the flexibility of the Compensation Committee from designing executive compensation. Therefore, ISS recommends a vote AGAINST this proposal.

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position and therefore recommend a vote against this proposal.

133

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Limit Composition of Committees to Independent Directors		Against	Against		ShrHoldr
	7	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

As the company’s current reporting addresses emissions information, including company efforts to incorporate advanced emissions reducing technology into the company’s fleet of vehicles in order to improve overall fuel economy, we do not believe that the preparation of an additional report is warranted at this time.

	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS Analysis ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at some companies. Furthermore, we believe that a company’s parachute provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. We recommend a vote in favor of this proposal.

	9	Establish Executive and Director Stock Ownership Guidelines		Against	Against		ShrHoldr

In this case, while the company has executive stock ownership requirements of 1x to 5x salary, the actual stock ownership of the CEO and some of the other executive officers exceeds 7x salary. The company has also updated its stock ownership guidelines for directors since the filing of 2004 proxy statement from 3x to 5x annual retainer for directors. Therefore, ISS belives that the company substantially meets what would be considered appropriate stock ownership requirements for aligning the interests of executives and directors with those of shareholders. We recommend a vote AGAINST this proposal.

134

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Genuine Parts Co. *GPC*		372460105			02/12/04		2,293
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jean Douville		For
	1.2	Elect Director Michael M.E. Johns, M.D.		For
	1.3	Elect Director J. Hicks Lanier		For
	1.4	Elect Director Wendy B. Needham		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS Conclusion ISS generally recommends that shareholders vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposals
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion The company’s current pill — which was not approved by shareholders — is an improvement over the company’s prior pill in that it no longer contains a continuing director, or “dead-hand” provision. The current pill does have our recommended minimum 20 percent flip-in trigger threshold, but it does not contain either a sunset provision or any shareholder redemption provisions. We therefore agree with the proponent that the company’s poison pill should be subject to a shareholder vote.

	5	Company-Specific — Shareholder Miscellaneous		Against	Against		ShrHoldr

ISS Conclusion ISS generally recommends that shareholders vote against shareholder proposals seeking to set absolute levels on compensation or otherwise are restrictive in limiting the amount or form of compensation.

05/27/04 - A	Genzyme Corp. *GENZ*		372917104			03/31/04		3,173
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas A. Berthiaume		For
	1.2	Elect Director Henry E. Blair		For
	1.3	Elect Director Gail K. Boudreaux		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

135

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.52 percent is within the allowable cap for this company of 9.66 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote RecommendationThe total cost of the company’s plans of 8.06 percent is within the allowable cap for this company of 9.66 percent.
	5	Increase Authorized Preferred Stock		For	Against		Mgmt

In this case, management has specifically stated that the shares will be used in connection with the poison pill. ISS recommends shareholders vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a rights plan, especially if the plan has not been approved by shareholders and includes a trigger of less than 20 percent.

	6	Ratify Auditors		For	For		Mgmt
	7	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares. As such, this item does not warrant shareholder approval.

05/04/04 - A	Georgia-Pacific Corp. *GP*		373298108			03/10/04		3,453
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barbara L. Bowles		Withhold

We recommend a vote FOR the directors with the exceptions of James B. Williams, David R. Goode, Donald V. Fites, and Barbara L. Bowles. We recommend that shareholders WITHHOLD votes from James B. Williams, David R. Goode, Donald V. Fites, and Barbara L. Bowles for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

136

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Donald V. Fites		Withhold
	1.3	Elect Director David R. Goode		Withhold
	1.4	Elect Director Karen N. Horn		For
	1.5	Elect Director William R. Johnson		For
	1.6	Elect Director James B. Williams		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 2.87percent is within the allowable cap for this company of 5.84 percent, this company has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Golden West Financial Corp. *GDW*		381317106			03/01/04		2,136
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Goodrich Corporation *GR*		382388106			03/08/04		1,616
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

137

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Great Lakes Chemical Corp. *GLK*		390568103			03/08/04		705
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James W. Crownover		For
	1.2	Elect Director Louis E. Lataif		For
	1.3	Elect Director Mack G. Nichols		For
	2	Seek Sale of Company/Assets		Against	Against		ShrHoldr
In our opinion, there is no compelling evidence that the drastic measure described by the proponent is in shareholders’ best interests.

05/18/04 - A	Guidant Corp. *GDT*		401698105			03/11/04		4,311
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Maurice A. Cox, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Nancy-Ann Min DeParle		For
	1.3	Elect Director Ronald W. Dollens		For
	1.4	Elect Director Enrique C. Falla		For
	1.5	Elect Director Kristina M. Johnson, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

05/19/04 - A	Halliburton Co. *HAL*		406216101			03/22/04		6,071
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert L. Crandall		For
	1.2	Elect Director Kenneth T. Derr		For
	1.3	Elect Director Charles J. DiBona		For
	1.4	Elect Director W. R. Howell		For
	1.5	Elect Director Ray L. Hunt		For
	1.6	Elect Director David J. Lesar		For
	1.7	Elect Director Aylwin B. Lewis		For
	1.8	Elect Director J. Landis Martin		For

138

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Jay A. Precourt		For
	1.10	Elect Director Debra L. Reed		For
	1.11	Elect Director C. J. Silas		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 400,000,000 shares is below the allowable threshold of 750,000,000 shares.
	3	Review/Report on Operations in Iran		Against	Against		ShrHoldr

While we understand and share in the proponents’ concerns over terrorist-sponsoring states, we are not convinced that the preparation of the requested report would yield meaningful information to shareholders regarding the potential financial risks and those of reputation from such operations. When considering that the scope of the company’s operations in Iran does not amount to a significant source of revenue and that the company has described its operations to shareholders, we see no reason to support this request.

	4	Require Affirmative Vote of a Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

The main concern in implementing a majority threshold requirement is that an annual board could in effect be “decapitated” by a failure to obtain majority shareholder support. Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly-traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares could in effect provide for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

In this case, Halliburton has a greater than 2/3 independent board, all-independent key committees, and has established governance guidelines. Also, as shown in its recent 8-K filing and on its website, the company has designated a lead director, elected by independent board members, with duties that meet all of our minimum requirements.  We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

139

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/24/04 - A	Harley-Davidson, Inc. *HDI*		412822108			03/10/04		4,145
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Barry K. Allen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Richard I. Beattie		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.93 percent is within the allowable cap for this company of 12.78 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Harrah’s Entertainment, Inc. *HET*		413619107			03/01/04		1,523
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ralph Horn		For
	1.2	Elect Director Gary W. Loveman		For
	1.3	Elect Director Philip G. Satre		For
	1.4	Elect Director Boake A. Sells		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.10 percent is within the allowable cap for this company of 12.57 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

140

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Harrah’s Entertainment, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the company enforces compliance by requiring approval from the company’s Law Department prior to authorizing a contribution to a political entity. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

05/20/04 - A	Hasbro, Inc. *HAS*		418056107			03/31/04		2,488
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alan R. Batkin		For
	1.2	Elect Director Frank J. Biondi, Jr.		For
	1.3	Elect Director John M. Connors, Jr.		For
	1.4	Elect Director Jack M. Greenberg		For
	1.5	Elect Director Alan G. Hassenfeld		For
	1.6	Elect Director Claudine B. Malone		For
	1.7	Elect Director Edward M. Philip		For

141

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Paula Stern		For
	1.9	Elect Director Alfred J. Verrecchia		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Implement and Monitor Code of Corporate Conduct - ILO Standards		Against	Against		ShrHoldr

Based on the fact that the company already has a publicly available code of conduct that substantively addresses the core ILO standards and the company engages in internal monitoring in conjunction with audit firms, we do not believe that support is warranted for this shareholder resolution at this time.

05/27/04 - A	HCA, Inc. *HCA*		404119109			04/01/04		7,020
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Michael Armstrong		For
	1.2	Elect Director Magdalena H. Averhoff, M.D.		For
	1.3	Elect Director Jack O. Bovender, Jr.		For
	1.4	Elect Director Richard M. Bracken		For
	1.5	Elect Director Martin Feldstein		For
	1.6	Elect Director Thomas F. Frist, Jr., M.D.		For
	1.7	Elect Director Frederick W. Gluck		For
	1.8	Elect Director Glenda A. Hatchett		For
	1.9	Elect Director Charles O. Holliday, Jr.		For
	1.10	Elect Director T. Michael Long		For
	1.11	Elect Director John H. McArthur		For

142

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.12	Elect Director Kent C. Nelson		For
	1.13	Elect Director Frank S. Royal, M.D.		For
	1.14	Elect Director Harold T. Shapiro		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Management Stock Purchase Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.66 percent is within the allowable cap for this company of 10.23 percent.

02/17/04 - A	Health Management Associates, Inc. *HMA*		421933102			12/19/03		2,885
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	Hercules Inc. *HPC*		427056106			03/22/04		1,528
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Craig A. Rogerson		For
	1.2	Elect Director John C. Hunter, III		For
	1.3	Elect Director Robert D. Kennedy		For
	2	Amend Articles to Elect Directors by Plurality Vote		For	For		Mgmt

Conclusion ISS supports the general notion that shareholders should have greater choice in director elections and greater input in the nomination process. Given that: (i) plurality voting is the currently accepted standard for the election of directors of publicly traded companies, (ii) requiring a majority vote of the outstanding shares could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares can in effect provide for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) a majority voting threshold may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, ISS believes that management’s proposal towards a plurality voting system warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt
	4	Amend Articles to Provide Shareholders with Right to Act by Written Consent and Call Special Meetings		For	For		Mgmt

Conclusion If this proposal is implemented, shareholders would have greater ability to remove directors or initiate shareholder resolutions without waiting for the next scheduled meeting. Shareholders could also find it easier to respond to a beneficial offer as a bidder who already owns shares would have the option to call a special meeting. ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

143

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Hershey Foods Corp. *HSY*		427866108			03/01/04		1,776
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		39,176
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L.T. Babbio, Jr.		For
We recommend a vote FOR the directors with the exception of independent outsider Sanford M. Litvack. We recommend that shareholders WITHHOLD votes from Sanford M. Litvack for poor attendance.
	1.2	Elect Director P.C. Dunn		For
	1.3	Elect Director C.S. Fiorina		For
	1.4	Elect Director R.A. Hackborn		For
	1.5	Elect Director G.A. Keyworth II		For
	1.6	Elect Director R.E. Knowling, Jr.		For
	1.7	Elect Director S.M. Litvack		Withhold
	1.8	Elect Director R.L. Ryan		For
	1.9	Elect Director L.S. Salhany		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.14 percent is within the allowable cap for this company of 12.52 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

144

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Hilton Hotels Corp. *HLT*		432848109			03/29/04		5,345
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. Steven Crown		For
	1.2	Elect Director David Michels		For
	1.3	Elect Director John H. Myers		For
	1.4	Elect Director Donna F. Tuttle		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.16 percent is within the allowable cap for this company of 12.57 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

Currently, according to our definitions, the board consists of two insiders, four affiliated outsiders, and seven independent outsiders. Thus, insiders and affiliated outsiders constitute 46 percent of the board seats. ISS believes that a board should consist of a substantial majority of independent outsiders. In summary, in evaluating proposals requiring that a substantial majority of the board be composed of independent directors, shareholders should closely examine the current composition of the board, the proponent's definition of independence, and the board's responsiveness to shareholder concerns. If the board composition is poor or the board has not fulfilled its fiduciary duties, then shareholders should vote in favor of a proposal which would require a greater number of outsiders on the board. However, if the board is already sufficiently independent and is fulfilling its fiduciary duty, support of such a proposal is unnecessary.  Although we do not agree with all of the proponent's classifications of independent directors, in light of the fact that the board is only 54 percent independent, we believe this proposal sends an important message to management and is in shareholders' best interests.

145

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Home Depot, Inc. (The) *HD*		437076102			03/29/04		32,285
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gregory D. Brenneman		For

ISS Conclusion: We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards.

	1.2	Elect Director Richard H. Brown		For
	1.3	Elect Director John L. Clendenin		For
	1.4	Elect Director Berry R. Cox		For
	1.5	Elect Director Claudio X. Gonzalez		Withhold
	1.6	Elect Director Milledge A. Hart, III		For
	1.7	Elect Director Bonnie G. Hill		For
	1.8	Elect Director Kenneth G. Langone		For
	1.9	Elect Director Robert L. Nardelli		For
	1.10	Elect Director Roger S. Penske		For
	2	Ratify Auditors		For	For		Mgmt
	3	Establish Term Limits for Directors		Against	Against		ShrHoldr

ISS Conclusion: Because a six-year term limit is arbitrary, and because the company’s shareholders can express their dissatisfaction with directors on an annual basis, we believe that the proposal does not warrant shareholder support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
ISS Conclusion: Because the company does not have a policy that puts any future pill to a shareholder vote, we recommend that shareholders support this proposal.
	5	Performance- Based/Indexed Options		Against	For		ShrHoldr

ISS Conclusion: Because ISS supports pay for performance, and because the grants of restricted stock (other than those granted under the LTIP) are not based on specific performance hurdles, we believe the proposal warrants shareholder support.

146

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr

ISS Conclusion: Given that the company already has a policy in place that addresses some of the principles outlined in the ILO principles and uses independent firms for monitoring factories, we do not believe that support of this proposal is warranted at this time.

	7	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans, and therefore recommend that shareholders vote to approve this proposal.

	8	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

ISS Conclusion: Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

147

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	Honeywell International, Inc. *HON*		438516106			02/27/04		11,857
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James J. Howard		Withhold

We recommend withholding votes from all of the nominees with the exception of new nominee Eric K. Shinseki. We recommend shareholders WITHHOLD votes from Ivan G. Seidenberg, Russell E. Palmer, Bruce Karatz, and James J. Howard for failure to implement the proposal to eliminate the supermajority vote requirement.

	1.2	Elect Director Bruce Karatz		Withhold
	1.3	Elect Director Russell E. Palmer		Withhold
	1.4	Elect Director Ivan G. Seidenberg		Withhold
	1.5	Elect Director Eric K. Shinseki		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	4	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

As a matter of policy, we recommend that shareholders vote for all proposals that eliminate supermajority vote requirements, as they serve as entrenchment devices for management and therefore are not in the shareholders’ best interest.

	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

	6	Report on Pay Disparity		Against	Against		ShrHoldr

While we understand the proponent’s concerns with escalating CEO pay, we note that Honeywell’s Management Development and Compensation Committee is composed entirely of independent directors. Based on our concerns regarding the utility of the proposed report and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

	7	Provide for Cumulative Voting		Against	For		ShrHoldr
In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

148

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Humana Inc. *HUM*		444859102			03/01/04		2,246
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	Huntington Bancshares Inc. *HBAN*		446150104			02/20/04		3,158
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.66 percent is within the allowable cap for this company of 5.19 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

149

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Illinois Tool Works Inc. *ITW*		452308109			03/09/04		4,208
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Aldinger		For
At this time, ISS recommends a vote FOR all director nominees, but advocates for a more transparent disclosure on executive compensation.
	1.2	Elect Director Michael J. Birck		For
	1.3	Elect Director Marvin D. Brailsford		For
	1.4	Elect Director James R. Cantalupo		For
	1.5	Elect Director Susan Crown		For
	1.6	Elect Director Don H. Davis, Jr.		For
	1.7	Elect Director W. James Farrell		For
	1.8	Elect Director Robert C. McCormack		For
	1.9	Elect Director Robert S. Morrison		For
	1.10	Elect Director Harold B. Smith		For
	2	Ratify Auditors		For	For		Mgmt

05/07/04 - A	IMS Health Inc. *RX*		449934108			03/05/04		3,286
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

150

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Ingersoll-Rand Company Limited *IR*		G4776G101			04/02/04		2,462
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director P.C. Godsoe		For
	1.2	Elect Director C.J. Horner		For
	1.3	Elect Director O.R. Smith		For
	2	ADOPTION OF AMENDED AND RESTATED INCENTIVE STOCK PLAN OF 1998.		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7 percent is within the allowable cap for this company of 9.45 percent.
	3	APPROVAL OF AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt
We believe the proposed article amendments will have a positive effect on the company’s corporate governance, and we recommend that shareholders support this item.
	4	Ratify Auditors		For	For		Mgmt
	5	SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS.		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	SHAREHOLDER PROPOSAL TO CHANGE THE COMPANY S JURISDICTION OF INCORPORATION.		Against	Against		ShrHoldr

ISS believes that support of this shareholder resolution is not warranted at this time as the board has adequately addressed many of the concerns raised by the proponent. Based on our assessment of the significant economic benefits to shareholders and the company’s recent progress toward positive corporate governance and improved disclosure, ISS recommends that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL TO REQUIRE THE SEPARATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHAIR OF THE BOARD.		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.

151

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		89,908
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Craig R. Barrett		For
We recommend a vote FOR the directors with the exception of independent outsider D. James Guzy. We recommend that shareholders WITHHOLD votes from D. James Guzy for sitting on more than six boards.
	1.2	Elect Director Charlene Barshefsky		For
	1.3	Elect Director E. John P. Browne		For
	1.4	Elect Director Andrew S. Grove		For
	1.5	Elect Director D. James Guzy		Withhold
	1.6	Elect Director Reed E. Hundt		For
	1.7	Elect Director Paul S. Otellini		For
	1.8	Elect Director David S. Pottruck		For
	1.9	Elect Director Jane E. Shaw		For
	1.10	Elect Director John L. Thornton		For
	1.11	Elect Director David B. Yoffie		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.39 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, ISS believes that this proposal warrants shareholder support.

	6	Performance- Based/Indexed Options		Against	For		ShrHoldr

152

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		23,637
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cathleen Black		For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth I. Chenault		For
	1.3	Elect Director Carlos Ghosn		For
	1.4	Elect Director Nannerl O. Keohane		For
	1.5	Elect Director Charles F. Knight		For
	1.6	Elect Director Lucio A. Noto		For
	1.7	Elect Director Samuel J. Palmisano		For
	1.8	Elect Director John B. Slaughter		For
	1.9	Elect Director Joan E. Spero		For
	1.10	Elect Director Sidney Taurel		For
	1.11	Elect Director Charles M. Vest		For
	1.12	Elect Director Lorenzo H. Zambrano		For
	2	Ratify Auditors		For	For		Mgmt
	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS recognizes that incentive bonus plans such as this one can be an important part of an executive’s overall pay package. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

153

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

ISS believes that cumulative voting is an important tool in the protection of shareholders’ rights, but recognizes that the need for cumulative voting can be offset if a company has other safeguards in place to protect shareholders’ rights and to promote management accountability. Therefore, proposals to provide for cumulative voting are evaluated based on an assessment of a company’s other corporate governance provisions.  ISS will recommend a vote against a proposal to restore or provide for cumulative voting only if a company has the following corporate governance provisions in place: an annually-elected board comprising a majority of independent directors; a nominating committee composed solely of independent directors; confidential voting; a shareholder right to call special meetings or to act by written consent with 90 days’ notice; the absence of a dual-class capital structure; and absence of a dead-hand poison pill. Moreover, the board may not have the sole right to alter the size of the board beyond a range established by shareholders. While not required, ISS would prefer that a company also have a published statement of board governance guidelines, including a description of the process by which a shareholder may submit a director nominee.  In addition to the governance requirements, ISS considers a company’s performance when evaluating a shareholder proposal to restore or implement cumulative voting. For ISS to recommend a vote against such a proposal, the company’s performance must be comparable to or better than that of its peers, or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance.

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the shareholders do not have the ability to act by written consent unless it is unanimous or to call special meetings.

	6	Amend Pension and Retirement Medical Insurance Plans		Against	Against		ShrHoldr

ISS believes the scope of the proponent’s proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Moreover, if the company ultimately lost on these claims it would be required to remedy the age discriminating effect of its plans. Accordingly, we recommend a vote against this proposal.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Pension fund income can distort true operating performance, which should be the basis for determining executive bonuses and compensation rather than gains from defined benefit plans. And because companies have discretion in determining the assuptions to measure pension obligation and expenses, there is potential for manipulation. For example, J.P. Morgan Fleming Asset Management found that the median expected annual rate of return used among S&P 500 companies has remained steady at 9.2 percent since 1997. Using a more realistic assumption such as 6.5 percent would trim $44 billion off S&P 500 profits just in 2003.  ISS agrees with the principle advanced by the proposal and believes a cleaner measure of earnings should be applied to performance pay. A number of companies are adopting this concept, including General Electric, Verizon Communications and Qwest Communications International Inc.

154

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. We agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	9	Limit Awards to Executives		Against	Against		ShrHoldr

ISS agrees with proponent’s underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, based on the independence of the company’s compensation committee, and the company’s existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

155

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	China Principles		Against	Against		ShrHoldr

ISS reviews proposals to adopt the US Business Principles for Human Rights of Workers in China, giving consideration to a number of factors including: the company’s current workplace code of conduct or adherence to other global standards and their similarity to the Principles; agreements with foreign suppliers to meet certain workplace standards; how company and vendor facilities are monitored; peer company adherence to the Principles; costs and feasibility/legality of implementing the Principles; and whether the company has been recently involved in labor and human rights controversies or violations.

     We recognize that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. While the China Principles are specifically defined to address issues in that country, we note that other international labor and human rights standards can also help the company satisfy this goal while providing a broader framework for multinational companies.  In the case of IBM, we note that there is one allegation of questionable human rights performance at some of the company’s overseas operations, including locations in China; however, the scope and severity of these claims did not appear significant or could not be confirmed at the time of this analysis. Additionally, the company has already established a code of conduct for company operations worldwide, and applies some aspects of this code to its vendors, suppliers, and contractors. Of note, this policy addresses many of the issues brought forth by the China Principles. Moreover, we are concerned that some of the aspects of the China Principles may be beyond the company’s control, such as prohibiting police or military presence at the company’s operations. Thus, while we will continue to monitor the allegations of human rights violations at IBM facilities in China, we believe that committing to adopt and implement the China Principles could prove both costly and difficult. As such, while ISS encourages IBM to evaluate and enhance its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles per se would significantly improve upon the current policies implemented by the company.

	11	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of IBM, we note that the company has a strict policy prohibiting the use of company funds, assets, time, or equipment in a manner that could be construed as supporting a political campaign or candidate. Additionally, employees at IBM are prohibited from making contributions as a representative of the company. Since company policies expressly prohibit political contributions, we do not believe this proposal is supportable.

	12	Report on Executive Compensation		Against	Against		ShrHoldr

While ISS supports policies that link executive compensation to appropriate performance metrics, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

156

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	International Flavors & Fragrances Inc. *IFF*		459506101			03/23/04		1,335
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Margaret Hayes Adame		For
	1.2	Elect Director Gunter Blobel		For
	1.3	Elect Director J. Michael Cook		For
	1.4	Elect Director Peter A. Georgescu		For
	1.5	Elect Director Richard A. Goldstein		For
	1.6	Elect Director Alexandra A. Herzan		For
	1.7	Elect Director Arthur C. Martinez		For
	1.8	Elect Director Burton M. Tansky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. In this case, the company states that the Audit Committee pre-approves and monitors all services by PricewaterhouseCoopers, the company’s independent auditors, with the aim of ensuring the independence and objectivity of the auditors so that investor confidence is maintained. Therefore, we believe this proposal does not warrant shareholder support.

157

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	International Game Technology *IGT*		459902102			01/02/04		4,152
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director G. Thomas Baker		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert Miller. We recommend that shareholders WITHHOLD votes from Robert Miller for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Neil Barsky		For
	1.3	Elect Director Robert A. Bittman		For
	1.4	Elect Director Richard R. Burt		For
	1.5	Elect Director Leslie S. Heisz		For
	1.6	Elect Director Robert A. Mathewson		For
	1.7	Elect Director Thomas J. Matthews		For
	1.8	Elect Director Robert Miller		Withhold
	1.9	Elect Director Frederick B. Rentschler		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/11/04 - A	International Paper Co. *IP*		460146103			03/17/04		6,575
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Martha F. Brooks		For

We recommend a vote FOR the directors with the exception of affiliated outsider W. Craig McClelland. We recommend that shareholders WITHHOLD votes from W. Craig McClelland for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director James A. Henderson		For
	1.3	Elect Director Robert D. Kennedy		For
	1.4	Elect Director W. Craig McClelland		Withhold
	1.5	Elect Director Robert M. Amen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.81 percent is within the allowable cap for this company of 5.88 percent.
	4	Amend Omnibus Stock Plan		For	For		Mgmt

The proposed amendments aim to revise the performance goals to better link the annual incentive awards for International Paper’s executives to the achievement of the company’s financial and operating objectives. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are granted to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation. We recommend a vote for this proposal.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

158

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	ITT Industries, Inc. *ITT*		450911102			03/19/04		1,313
	1	Ratify Auditors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt

05/14/04 - A	J. C. Penney Co., Inc (HLDG CO) *JCP*		708160106			03/15/04		3,767
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Colleen C. Barrett		For

We recommend a vote FOR the directors with the exceptions of insider Allen Questrom and independent outsider M. Anthony Burns. We recommend that shareholders WITHHOLD votes from Allen Questrom and M. Anthony Burns for failure to implement the proposal to declassify the board.

	1.2	Elect Director M.Anthony Burns		Withhold
	1.3	Elect Director Maxine K. Clark		For
	1.4	Elect Director Allen Questrom		Withhold
	2	Ratify Auditors		For	For		Mgmt

01/13/04 - A	Jabil Circuit, Inc. *JBL*		466313103			11/14/03		2,391
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William D. Morean		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas A. Sansone		For
	1.3	Elect Director Timothy L. Main		For
	1.4	Elect Director Lawrence J. Murphy		For
	1.5	Elect Director Mel S. Lavitt		For
	1.6	Elect Director Steven A. Raymund		For
	1.7	Elect Director Frank A. Newman		For
	1.8	Elect Director Laurence S. Grafstein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s proposed share increase amendment to the 2002 Incentive Plan and all outstanding plans of 10.38 percent is within the allowable cap for this company of 12.41 percent. Furthermore, the amendment expressly prohibits the repricing of outstanding stock options granted under the Incentive Plan. The third proposed amendment seeks shareholder approval for certain modifications or amendments to the Incentive Plan that are deemed material.

	3	Ratify Auditors		For	For		Mgmt

159

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Janus Capital Group Inc. *JNS*		47102X105			03/18/04		3,282
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director G. Andrew Cox		For
We recommend a vote FOR the directors.
	1.2	Elect Director James P. Craig, III		For
	1.3	Elect Director Deborah R. Gatzek		For
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Jefferson-Pilot Corp. *JP*		475070108			03/01/04		1,909
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dennis R. Glass		For
	1.2	Elect Director George W. Henderson, III		For
	1.3	Elect Director Patrick S. Pittard		For
	1.4	Elect Director Robert G. Greer		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.89 percent is within the allowable cap for this company of 6.01 percent. Additionally, this plan expressly forbids repricing.

02/24/04 - S	John Hancock Financial Services, Inc.		41014S106			01/02/04		3,483
	1	Approve Merger Agreement		For	For		Mgmt

04/22/04 - A	Johnson & Johnson *JNJ*		478160104			02/24/04		40,847
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gerard N. Burrow		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mary S. Coleman		For
	1.3	Elect Director James G. Cullen		For
	1.4	Elect Director Robert J. Darretta		For
	1.5	Elect Director M. Judah Folkman		For
	1.6	Elect Director Ann D. Jordan		For
	1.7	Elect Director Arnold G. Langbo		For
	1.8	Elect Director Susan L. Lindquist		For
	1.9	Elect Director Leo F. Mullin		For
	1.10	Elect Director Steven S Reinemund		For
	1.11	Elect Director David Satcher		For
	1.12	Elect Director Henry B. Schacht		For
	1.13	Elect Director William C. Weldon		For
	2	Ratify Auditors		For	For		Mgmt
	3	Cease Charitable Contributions		Against	Against		ShrHoldr

160

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/28/04 - A	Johnson Controls, Inc. *JCI*		478366107			11/20/03		1,077
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert L. Barnett		For
	1.2	Elect Director Willie D. Davis		For
	1.3	Elect Director Jeffrey A. Joerres		For
	1.4	Elect Director Richard F. Teerlink		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 3.20 percent is within the allowable cap for this company of 12.31 percent.
	6	Amend Restricted Stock Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 3.59 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 12.31 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 3.58 percent is within the allowable cap for this company of 12.31 percent.

161

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Jones Apparel Group, Inc. *JNY*		480074103			03/19/04		1,728
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter Boneparth		For
	1.2	Elect Director Sidney Kimmel		For
	1.3	Elect Director Geraldine Stutz		For
	1.4	Elect Director Howard Gittis		For
	1.5	Elect Director Anthony F. Scarpa		For
	1.6	Elect Director Matthew H. Kamens		For
	1.7	Elect Director Michael L. Tarnopol		For
	1.8	Elect Director J. Robert Kerrey		For
	1.9	Elect Director Ann N. Reese		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.66 percent is within the allowable cap for this company of 8.94 percent. Additionally, this plan expressly forbids repricing.

162

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/01/04 - A	KB Home *KBH*		48666K109			02/12/04		567
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Kellogg Co. *K*		487836108			03/04/04		5,613
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Benjamin S. Carson, Sr.		For
	1.2	Elect Director Gordon Gund		For
	1.3	Elect Director Dorothy A. Johnson		For
	1.4	Elect Director Ann Mclaughlin Korologos		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

When evaluating proposals on the topic of genetically-modified foods, ISS considers the objective of the proposal - specifically whether the proposal is asking the company to label or phaseout genetically-modified foods or ingredients, or whether the proponent is asking the company to prepare a report on either the dangers of genetically-modified foods or the feasibility of labeling or phasing them out. We also consider the type of company that is being targeted, including whether or not the company is directly involved in the modification of agricultural products or whether the company is using genetically modified ingredients from vendors. In forming our opinion on these proposals, we consider consumer opinion, at home and abroad, regarding the safety of GE foods. We consider the fact that at this juncture, there are conflicting studies regarding possible harmful effects of ingesting food made with GE ingredients. We also take into consideration the fact that the FDA has not required separate labeling of genetically modified foods and does continue to review the safety of ingredients and products. Finally, we consider the practical issues related to the implementation of the proponent’s request, and the potential impact on the company and its shareholders.  In this case, the proponents are asking for a report on the company’s policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety of GE products have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results. We further note that the company currently meets government standards with regard to food safety issues.  Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would not be a beneficial use of shareholder assets.

163

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Kerr-McGee Corp. *KMG*		492386107			03/12/04		1,415
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William E. Bradford		For
We recommend a vote FOR the directors.
	1.2	Elect Director Luke R. Corbett		For
	1.3	Elect Director David C Genever-Watling		For
	1.4	Elect Director Farah M. Walters		For
	2	Ratify Auditors		For	For		Mgmt
	3	Establishment of an Office of the Board of Directors		Against	For		ShrHoldr
Therefore, we recommend in favor of the proposal.

06/25/04 - S	Kerr-McGee Corp. *KMG*		492386107			05/20/04		1,515
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the “within-the-range” valuation and reasonable market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

05/13/04 - A	KeyCorp *KEY*		493267108			03/16/04		5,771
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.07 percent is within the allowable cap for this company of 8.38 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

164

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	KeySpan Corporation *KSE*		49337W100			03/22/04		2,207
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert B. Catell		For
	1.2	Elect Director Andrea S. Christensen		For
	1.3	Elect Director Alan H. Fishman		For
	1.4	Elect Director J. Atwood Ives		For
	1.5	Elect Director James R. Jones		For
	1.6	Elect Director James L. Larocca		For
	1.7	Elect Director Gloria C. Larson		For
	1.8	Elect Director Stephen W. Mckessy		For
	1.9	Elect Director Edward D. Miller		For
	1.10	Elect Director Vikki L. Pryor		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be redeemed and any new pill be put to a shareholder vote.

165

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Kimberly-Clark Corp. *KMB*		494368103			03/01/04		6,904
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Marc J. Shapiro, Linda Johnson Rice and Pastora San Juan Cafferty for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote. We also recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than six boards and for failure to implement the proposal to submit the company’s shareholder rights plan to a shareholder vote.

	1.2	Elect Director Claudio X. Gonzalez		Withhold
	1.3	Elect Director Linda Johnson Rice		Withhold
	1.4	Elect Director Marc J. Shapiro		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.55 percent is within the allowable cap for this company of 6.52 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

166

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Kinder Morgan, Inc. *KMI*		49455P101			03/12/04		1,682
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles W. Battey		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Charles W. Battey. We recommend that shareholders WITHHOLD votes from Charles W. Battey for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director H. A. True, III		For
	1.3	Elect Director Fayez Sarofim		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.30 percent is within the allowable cap for this company of 6.25 percent. Additionally, this plan expressly forbids repricing.
	4	Prepare a Sustainability Report		Against	For		ShrHoldr

While Kinder Morgan does have a code of conduct and ethics for employees available on the company website, as well as some discussion on certain health and safety issues; detailed disclosure on issues of diversity, workplace health and safety, and sustainable growth could be improved and included as part of a comprehensive report. Moreover, some of Kinder Morgan’s competitors have adopted more inclusive reporting initiatives on these topics. Additionally, we do not believe that the incremental approach advocated by the GRI would be overly burdensome for the company to implement. Therefore, considering the current lack of detailed disclosure and the potential benefits that could be derived from increased reporting, ISS recommends a vote for this proposal.

	5	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

167

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Knight-Ridder, Inc. *KRI*		499040103			03/15/04		1,071
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Kohl’s Corp. *KSS*		500255104			03/03/04		4,689
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayne Embry		For

ISS recommends that shareholders vote FOR Wayne Embry and Frank V. Sica, but WITHHOLD votes from the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider John F. Herma for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board and R. Lawrence Montgomery for failure to establish a majority independent board.

	1.2	Elect Director John F. Herma		Withhold
	1.3	Elect Director R. Lawrence Montgomery		Withhold
	1.4	Elect Director Frank V. Sica		For
	2	Ratify Auditors		For	For		Mgmt
	3	Performance-Based Stock/Indexed Options		Against	For		ShrHoldr
Despite the fact that certain features of the proposal may be more rigorous than others, ISS supports the underlying principal of the proposal in this case.
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Based on the above structure, Kohl’s Corporation did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.

168

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Leggett & Platt, Inc. *LEG*		524660107			03/15/04		2,621
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raymond F. Bentele		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ralph W. Clark		For
	1.3	Elect Director Harry M. Cornell, Jr.		For
	1.4	Elect Director Robert Ted Enloe, III		For
	1.5	Elect Director Richard T. Fisher		For
	1.6	Elect Director Karl G. Glassman		For
	1.7	Elect Director David S. Haffner		For
	1.8	Elect Director Judy C. Odom		For
	1.9	Elect Director Maurice E. Purnell, Jr.		For
	1.10	Elect Director Felix E. Wright		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/02/04 - A	Lehman Brothers Holdings Inc. *LEH*		524908100			02/13/04		3,712
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Lexmark International, Inc. *LXK*		529771107			03/05/04		1,741
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

169

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Limited Brands *LTD*		532716107			03/31/04		7,386
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene M. Freedman		For
	1.2	Elect Director V. Ann Hailey		For
	1.3	Elect Director David T. Kollat		For
	1.4	Elect Director Leslie H. Wexner		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.13 percent is within the allowable cap for this company of 8.82 percent.

05/13/04 - A	Lincoln National Corp. *LNC*		534187109			02/20/04		2,438
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William J. Avery		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jon A. Boscia		For
	1.3	Elect Director Eric G. Johnson		For
	1.4	Elect Director Glenn F. Tilton		For
	2	Approve Deferred Compensation Plan		For	For		Mgmt

V. Vote Recommendation By giving directors the option to receive a portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders. We believe that aligning the interests of the company’s nonemployee directors with those of shareholders is in the best interests of shareholders. Furthermore, the total cost of the company’s plans of 4.46 percent is within the allowable cap for this company of 5.13 percent.

05/20/04 - A	Liz Claiborne, Inc. *LIZ*		539320101			03/22/04		1,509
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

170

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Lockheed Martin Corp. *LMT*		539830109			03/01/04		6,228
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E.C. ‘Pete’ Aldridge, Jr.		For

We recommend a vote FOR the directors with the exceptions of Joseph W. Ralston and Norman R. Augustine. We recommend that shareholders WITHHOLD votes from Joseph W. Ralston and Norman R. Augustine for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director Nolan D. Archibald		For
	1.3	Elect Director Norman R. Augustine		Withhold
	1.4	Elect Director Marcus C. Bennett		For
	1.5	Elect Director Vance D. Coffman		For
	1.6	Elect Director Gwendolyn S. King		For
	1.7	Elect Director Douglas H. McCorkindale		For
	1.8	Elect Director Eugene F. Murphy		For
	1.9	Elect Director Joseph W. Ralston		Withhold
	1.10	Elect Director Frank Savage		For
	1.11	Elect Director Anne Stevens		For
	1.12	Elect Director Robert J. Stevens		For
	1.13	Elect Director James R. Ukropina		For
	1.14	Elect Director Douglas C. Yearley		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Executive Ties to Government		Against	Against		ShrHoldr

ISS recognizes that companies can benefit from the knowledge and expertise of former government workers. These employees may be intimately familiar with the internal processes of government procurement and decision-making. The knowledge of such employees can add real value to a company’s operations. ISS shares in the proponent’s concern for potential conflicts of interest at such companies, but in this case, the company states that it has specific policies in place to avoid such conflicts of interest. When appointing high profile hires from the government, we note that the company has generally issued a press release at the time of hire. In addition, according to the company, the government issues statements from agency ethics officials on conflicts of interest or restrictions. Moreover, the production of such a report annually could be costly without providing substantial benefit to shareholders. Given these factors, we see no reason to support this request.

171

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. In response to proponent’s argument, the board states in the proxy that it would seek shareholder ratification within 12 months if it were to adopt a pill. The company has indicated that it will also include this view as a formal provision in its Corporate Governance Guidelines at the next meeting of its board later this month.  In view of the company’s commitment to put any future pill to a shareholder vote within 12 months, ISS believes that the objectives of this proposals have already been achieved. Therefore, we recommend a vote AGAINST this proposal.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. In this case, the company states that the Audit and Ethics Committee pre-approves and monitors all services by Ernst & Young LLP, the company’s independent auditors, with the aim of ensuring the independence and objectivity of the auditors so that investor confidence is maintained. Therefore, we believe this proposal does not warrant shareholder support.

	6	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

Generally, ISS believes that it may be inappropriate to disclose detailed information about the contract evaluation and bidding process to shareholders, as provision of this data could give insight into contractual agreements, thereby providing competition with bidding advantages. Additionally, while ISS supports a sustainable approach to business operations, we also note that the federal government has stringent regulations regarding military and weapons production, and the associated contract bidding process. Moreover, Lockheed Martin already discloses substantial information on these matters both through public filings and the company web site. Topics addressed in these forums include a formal code of ethics, information on community and philanthropic initiatives, diversity programs, an environment, health and safety (EHS) report, disclosure on company policies related to government contract bidding, and appropriate financial information on military or weapons related programs. As such, we believe that the combination of federal regulation, the current level of disclosure by Lockheed Martin, and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal.

172

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Loews Corp. *LTR*		540424108			03/15/04		2,533
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph L. Bower		For
	1.2	Elect Director John Brademas		For
	1.3	Elect Director Charles M. Diker		For
	1.4	Elect Director Paul J. Fribourg		For
	1.5	Elect Director Philip A. Laskawy		For
	1.6	Elect Director Gloria R. Scott		For
	1.7	Elect Director Andrew H. Tisch		For
	1.8	Elect Director James S. Tisch		For
	1.9	Elect Director Jonathan M. Tisch		For
	1.10	Elect Director Preston R. Tisch		For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	Against		ShrHoldr

In this case, the company meets all of the aforementioned corporate governance and performance criteria. While the company’s common stock and Carolina Group tracking stock are classified as a dual-class capital structure for CGQ purposes, the tracking stock does not apply to our policy for cumulative voting proposals. Accordingly, this item does not warrant shareholder support.

	4	Support Legislation and Make Public Statements on Environmental Tobacco Smoke		Against	For		ShrHoldr

173

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

ISS reviews proposals asking companies to report on the harms of second-hand smoke on a case-by-case basis, taking into consideration the following factors: whether the company complies with all local ordinances and regulations; the impact of voluntary initiatives and disclosures beyond those mandated by law might by both the company and its peers; and the potential risks of health-related liabilities. This proposal calls on Loews to implement a program to support legislation banning smoking in certain places and to warn smokers and non-smokers regarding the dangers of ETS. We note that neither Loews nor its Lorillard tobacco unit disclose information on their websites related to ETS, its dangers, or the company’s stance on ETS. Conversely, while Lorillard’s main competitors, Altria Group’s Philip Morris USA (PMUSA), and RJ Reynolds Tobacco Holdings Co. take different approaches to discussing ETS, they both do disclose their positions on the subject and recommend that people should not smoke around children. Philip Morris USA believes that the conclusions of public health officials concerning environmental tobacco smoke are sufficient to warrant measures that regulate smoking in public places. We also believe that where smoking is permitted, the government should require the posting of warning notices that communicate public health officials’ conclusions that secondhand smoke causes disease in non-smokers.” While ISS believes that the creation of legislation should be left to the public officials tasked with that responsibility, we also believe that the company’s continued silence on the issue could present a higher level of reputational, or perhaps even litigation risk for the company, especially when compared to the substantial discussion on the risks of ETS found on competitors’ websites. As a result, we believe that it would be in the best interests of the company to adopt a program to explore ways to improve its methods for addressing the health effects of ETS.

	5	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Loews’s charitable donations donate to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

174

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	Louisiana-Pacific Corp *LPX*		546347105			03/05/04		1,459
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dustan E. McCoy		For

We recommend a vote FOR the directors with the exception of affiliated outsider Lee C. Simpson. We recommend that shareholders WITHHOLD votes from Lee C. Simpson for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Lee C. Simpson		Withhold
	1.3	Elect Director Colin D. Watson		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.31 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing. ISS noted that the top five named officers received approximately 49 percent of the total 2003 equity grants.

	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	5	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

175

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Ratify Auditors		For	For		Mgmt
	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Based on the above structure, LP did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.
	8	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

In this case, Louisiana Pacific provides some disclosure on the topics brought forth by the proponents in its Environmental, Forestry and Safety Report and other environmental sections of the company’s web site. Moreover, the request to study the feasibility of obtaining Forest Stewardship Council (FSC) certification by January 2005 may not be feasible and may not serve to enrich shareholder value. It appears from existing disclosure that the company is committed to improved environmental performance and the reduction of greenhouse gas emissions and has engaged other organizations in addressing and monitoring its performance these issues. While the company could continue to expand its disclosure in these areas, we agree with management that it has substantially addressed the intent of this proposal. As such, we believe that preparation of a new and separate report may not provide enough additional useful information to justify the time and expense of creating such a document.

05/28/04 - A	Lowe *LOW*		548661107			04/01/04		11,136
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Leonard L. Berry		For
We recommend a vote FOR the directors with the exception of Dawn E. Hudson. We recommend that shareholders WITHHOLD votes from Dawn E. Hudson for poor attendance.
	1.2	Elect Director Paul Fulton		For
	1.3	Elect Director Dawn E. Hudson		Withhold
	1.4	Elect Director Marshall O. Larsen		For
	1.5	Elect Director Robert A. Niblock		For
	1.6	Elect Director Stephen F. Page		For
	1.7	Elect Director O. Temple Sloan, Jr.		For
	1.8	Elect Director Robert L. Tillman		For
	2	Ratify Auditors		For	For		Mgmt

176

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	LSI Logic Corp. *LSI*		502161102			03/11/04		5,256
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	Against		Mgmt

ISS generally approves of plans which: (a) comply with Section 423 of the Internal Revenue Code; (b) have a reasonable number of shares being reserved; (c) have a reasonable offering period, and; (d) place limits on participation. However, in this case the plan also includes an evergreen provision which allows the company to annually reserve 1.15 percent of the company’s outstanding stock less the number of shares available for future grants. Because there is no expiration date specified for this plan, we are unable to determine the total number of shares which will become available for future issuance and, as such, we are unable to determine if the number of shares being reserved is reasonable.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt

177

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/18/04 - A	Lucent Technologies Inc. *LU*		549463107			12/22/03		50,479
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Karl J. Krapek		For
We recommend a vote FOR the directors.
	1.2	Elect Director Patricia F. Russo		For
	1.3	Elect Director Henry B. Schacht		For
	1.4	Elect Director Franklin A. Thomas		For
	2	Declassify the Board of Directors and Amend Director Removal Provision		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 3.28 percent is within the allowable cap for this company of 10.90 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Reverse Stock Split		For	For		Mgmt
Since there will not be an effective increase in the common stock authorized due to the proportionate reduction, we recommend that shareholders consent to this item.
Shareholder Proposals
	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of golden parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval, which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. ISS believes that a company’s parachute provisions should be reasonable and not excessive.  The ceiling set by the proponent at 2.99 times the sum of an executive’s base salary and bonus is widely considered as the standard threshold level of severance remuneration for corporate executives. Moreover, as stated by the company, its current severance agreements are below the standard threshold level. As such, the adoption of the proposed policy would have minimum impact on the company currently but ensures good corporate governance for future employment contracts. Therefore, we support this proposal.

	6	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that top five compensation should be linked to the company’s performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Discontinuing all rights, options or SARs under an expired stock plan does not resolve the disconnect between pay and performance. In fact, companies can continue to grant rights, options or SARs under an existing plan. Therefore, we do not support this proposal.

178

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Manor Care, Inc. *HCR*		564055101			03/12/04		1,276
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Virgis W. Colbert		Withhold

We recommend a vote FOR all nominees expect Virgis W. Colbert. We recommend that shareholders WITHHOLD votes from Audit Committee member and independent outsider Virgis W. Colbert for paying excessive non-audit fees.

	1.2	Elect Director William H. Longfield		For
	1.3	Elect Director Paul A. Ormond		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.27 percent is within the allowable cap for this company of 12.45 percent. Additionally, this plan expressly forbids repricing. As such, ISS recommends a vote FOR all the amendments proposed under the plan.

	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Ratify Auditors		For	Against		Mgmt
	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed of majority independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

179

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Marathon Oil Corp *MRO*		565849106			03/01/04		4,239
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles F. Bolden, Jr.		For
	1.2	Elect Director Charles R. Lee		For
	1.3	Elect Director Dennis H. Reilley		For
	1.4	Elect Director Thomas J. Usher		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Greenhouse Gas Emissions		Against	For		ShrHoldr

In this case, Marathon provides some disclosure on the topics brought forth by the proponents in its Sustainable Global Performance Report and other environmental sections of the company’s web site. However, ISS notes that this information is generally broad in scope and does not discuss company policies or performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs through detailed reporting is not as comprehensive as other companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company’s commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

In this case, the ceiling suggested by the proponent is 2.99 times salary plus bonus, including lump sum cash payments and the estimated present value of periodic retirement. While ISS generally recommends the threshold be applied to salary plus bonus, we believe that this proposal would still be in the best interest of shareholders.  Additionally, since the proponent’s proposal gives the company the option, in implementing this proposal, of seeking approval after the material terms of the agreement are agreed upon, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives.

180

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Marriott International Inc. (New) *MAR*		571903202			03/08/04		3,204
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lawrence W. Kellner		For
We recommend a vote FOR the directors.
	1.2	Elect Director John W. Marriott III		For
	1.3	Elect Director Harry J. Pearce		For
	2	Ratify Auditors		For	For		Mgmt
	3	Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance criteria. Specifically, the board is not annually-elected and shareholders do not have the ability to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

05/20/04 - A	Marsh & McLennan Companies, Inc. *MMC*		571748102			03/22/04		7,317
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lewis W. Bernard		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mathis Cabiallavetta		For
	1.3	Elect Director Zachary W. Carter		For
	1.4	Elect Director Robert F. Erburu		For
	1.5	Elect Director Oscar Fanjul		For
	1.6	Elect Director Ray J. Groves		For
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Marshall & Ilsley Corp. *MI*		571834100			03/01/04		3,136
	1	Elect Directors		For	For		Mgmt

05/11/04 - A	Masco Corp. *MAS*		574599106			03/15/04		6,364
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter A. Dow		For
We recommend a vote FOR the directors.
	1.2	Elect Director Anthony F. Earley, Jr.		For
	1.3	Elect Director Wayne B. Lyon		For
	1.4	Elect Director David L. Johnston		For
	1.5	Elect Director J. Michael Losh		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

181

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Mattel, Inc. *MAT*		577081102			03/17/04		5,891
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene P. Beard		For
We recommend a vote FOR all the director nominees.
	1.2	Elect Director Michael J. Dolan		For
	1.3	Elect Director Robert A. Eckert		For
	1.4	Elect Director Tully M. Friedman		For
	1.5	Elect Director Ronald M. Loeb		For
	1.6	Elect Director Andrea L. Rich		For
	1.7	Elect Director Ronald L. Sargent		For
	1.8	Elect Director Christopher A. Sinclair		For
	1.9	Elect Director G. Craig Sullivan		For
	1.10	Elect Director John L. Vogelstein		For
	1.11	Elect Director Kathy Brittain White		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr

While ISS shares proponent’s concern about excessive executive compensation, we believe this proposal is too restrictive and would limit the flexibility of the compensation committee to design appropriate compensation structure for the executives. As such, this item does not warrant shareholder approval.

	4	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. In this case, the company states that the Audit Committee pre-approves all services by PricewaterhouseCoopers LLP, the company’s independent auditors in compliance with the rules of Sarbanes-Oxley Act. Also, the company states that beginning with the year 2004, it intends to reduce the use of its auditor for “permitted non-audit services” and that the aggregate fees paid for ‘tax services’ and ‘other services’ will be less than the aggregate fees paid for ‘audit services’ and ‘audit-related services’. Therefore, we believe this proposal does not warrant shareholder support.

182

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Maytag Corp. *MYG*		578592107			03/16/04		1,041
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayland R. Hicks		Withhold

Conclusion Effective corporate governance depends upon the board being accountable to shareholders. Although the proposals to declassify the board and to submit the poison pill to a shareholder vote received the clear mandate of the company’s shareholders for more than two consecutive years, the board has yet to implement the proposals in accordance with the desires of shareholders. Such failure or unwillingness to respond to the desires of shareholders warrants withholding votes from those nominated directors that were directors during the relevant period. We recommend a vote FOR James A. McCaslin but WITHHOLD votes from Fred G. Steingraber, W. Ann Reynolds, and Wayland R. Hicks for failure to implement the shareholder approved proposals.

	1.2	Elect Director James A. McCaslin		For
	1.3	Elect Director W. Ann Reynolds		Withhold
	1.4	Elect Director Fred G. Steingraber		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Articles		For	For		Mgmt
Conclusion ISS is broadly in favor of any proposals that seek to lower or remove supermajority voting requirements. Therefore we recommend that shareholders vote in favor of this proposal.

183

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Declassify the Board of Directors		Against	For		ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. We note, however, that the board has failed to implement the previously supported shareholder proposals regarding annual election of directors. Although we recognize that shareholder proposals are not binding on the company, ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. The re-presentation of this proposal and the repeated support from shareholders over the last five years emphasizes the importance that shareholders place on this issue. While we recommend withholding votes on the directors nominated this year, we will closely monitor management’s response to this year’s vote on this proposal. We further note, as discussed above under ballot item 4, that we believe supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. As a matter of principle, shareholder desires should be carried out with a majority vote of the disinterested shares.

	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion In this case, the company’s poison was not approved by shareholders nor does it embody the above features that ISS recommends. While we acknowledge the board’s note on amending the term of the pill, nevertheless we highlight that the board is able to re-instate the pill or reverse this determination at any time without having to seek shareholder approval. Therefore, we believe that this determination by the board does little to answer the concerns and interests of shareholders. We note also that the board has failed to implement the previously supported shareholder proposals regarding adoption and maintenance of a poison pill. Although we recognize that shareholder proposals are not binding on the company, ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. The re-presentation of this proposal and the repeated supported from shareholders over the last three years emphasizes the importance that shareholders place on this issue. While we recommend withholding votes on the directors nominated this year, we will closely monitor management’s response to this year’s vote on this proposal.

184

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	MBIA Inc. *MBI*		55262C100			03/18/04		1,945
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	MBNA Corp. *KRB*		55262L100			02/13/04		17,294
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James H. Berick		Withhold

We recommend a vote FOR the directors with the exceptions of insider Bruce L. Hammonds and affiliated outsiders Benjamin R. Civiletti ,James H. Berick and Randolph D. Lerner. We recommend that shareholders WITHHOLD votes from Benjamin R. Civiletti and James H. Berick for standing as affiliated outsiders on the Audit, Compensation and Governance committees and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Randolph D. Lerner and Bruce L. Hammonds for failure to establish a majority independent board.

	1.2	Elect Director Benjamin R. Civiletti		Withhold
	1.3	Elect Director Bruce L. Hammonds		Withhold
	1.4	Elect Director William L. Jews		For
	1.5	Elect Director Randolph D. Lerner		Withhold
	1.6	Elect Director Stuart L. Markowitz		For
	1.7	Elect Director William B. Milstead		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr
Therefore, ISS supports the options expensing shareholder proposal.
	4	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

ISS believes that MBNA is moving in the right direction as evidenced by the recent changes in the company such as reducing executive compensation and changing the composition of the board. However, ISS believes that the board of directors should be an independent body capable of providing objective oversight of management and the company’s overall direction. This goal can best be achieved when directors are independent of the CEO and have no personal interest in the company arising from salary, a consulting agreement, or any other significant business arrangement. Therefore, ISS recommends voting FOR the shareholder proposal.

185

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	McDonald’s Corp. *MCD*		580135101			03/22/04		17,430
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward A. Brennan		For
	1.2	Elect Director Walter E. Massey		For
	1.3	Elect Director John W. Rogers, Jr.		For
	1.4	Elect Director Anne-Marie Slaughter		For
	1.5	Elect Director Roger W. Stone		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.69 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.
	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

186

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	MeadWestvaco Corp. *MWV*		583334107			03/01/04		2,715
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William E. Hoglund		For
We recommend a vote FOR the directors.
	1.2	Elect Director Douglas S. Luke		For
	1.3	Elect Director Robert C. McCormack		For
	1.4	Elect Director Jane L. Warner		For
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	MEDCO Health Solutions Inc *MHS*		58405U102			03/10/04		3,760
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David B. Snow, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Howard W. Barker, Jr.		For
	1.3	Elect Director Brian L. Strom, Md, Mph		For
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	MedImmune, Inc. *MEDI*		584699102			03/31/04		3,510
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.92 percent is within the allowable cap for this company of 10.39 percent. Additionally, this plan expressly forbids repricing

Equity grants of stock options to top five named executive officers is 27.41 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Mellon Financial Corp. *MEL*		58551A108			02/06/04		5,790
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jared L. Cohon		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ira J. Gumberg		For
	1.3	Elect Director Martin G. Mcguinn		For
	1.4	Elect Director David S. Shapira		For
	1.5	Elect Director John P. Surma		For
	1.6	Elect Director Edward J. Mcaniff		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 5.30 percent, which is within the allowable cap for this company of 6.80 percent. Additionally, the company prohibits repricing.
	3	Ratify Auditors		For	For		Mgmt

187

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Merck & Co., Inc. *MRK*		589331107			02/24/04		30,665
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter C. Wendell		For
We recommend a vote FOR the directors.
	1.2	Elect Director William G. Bowen		For
	1.3	Elect Director William M. Daley		For
	1.4	Elect Director Thomas E. Shenk		For
	1.5	Elect Director Wendell P. Weeks		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr
	5	Develop Ethical Criteria for Patent Extension		Against	Against		ShrHoldr
	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr
	7	Report on Political Contributions		Against	Against		ShrHoldr
	8	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

05/19/04 - A	Mercury Interactive Corp. *MERQ*		589405109			03/22/04		1,239
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 320,000,000 shares is below the allowable threshold of 324,000,000 shares.
	3	Ratify Auditors		For	For		Mgmt

188

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	Merrill Lynch & Co., Inc. *MER*		590188108			02/24/04		13,062
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David K. Newbigging		For
We recommend a vote FOR the directors.
	1.2	Elect Director Joseph W. Prueher		For
	2	Ratify Auditors		For	For		Mgmt
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance criteria. Specifically, the board is not annually-elected and shareholders do not have the ability to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Merrill Lynch has more than 2/3 independent outsiders on its board and all-independent key committees, has established governance guidelines. However, the company has not designated a lead director with clearly delineated duties. Instead, the company states that the executive sessions are chaired by the independent committee chairs on a rotating basis at least four times a year. From ISS’s viewpoint, the duties of the chairs do not meet all of our minimum requirements for a lead/rotating director.  Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO president.

04/27/04 - A	Metlife, Inc *MET*		59156R108			03/01/04		10,459
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Curtis H. Barnette		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Harry P. Kamen and John C. Danforth. We recommend that shareholders WITHHOLD votes from Harry P. Kamen and John C. Danforth for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director John C. Danforth		Withhold
	1.3	Elect Director Burton A. Dole, Jr.		For
	1.4	Elect Director Harry P. Kamen		Withhold
	1.5	Elect Director Charles M. Leighton		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.83 percent is within the allowable cap for this company of 9.59 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 1.11 percent is within the allowable cap for this company of 9.59 percent. Additionally, this plan expressly forbids repricing.
	5	Ratify Auditors		For	For		Mgmt
	6	Limit Executive Compensation		Against	Against		ShrHoldr
ISS recommends voting AGAINST this shareholder proposal.

189

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	MGIC Investment Corp. *MTG*		552848103			03/15/04		1,390
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Millipore Corp. *MIL*		601073109			03/05/04		686
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel Bellus		For
We recommend a FOR vote for all of the nominees.
	1.2	Elect Director Robert C. Bishop		For
	1.3	Elect Director Edward M. Scolnick		For

01/29/04 - A	Monsanto Co. *MON*		61166W101			12/01/03		3,150
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank V. Atlee III		For
We recommend a vote FOR the directors.
	1.2	Elect Director Gwendolyn S. King		For
	1.3	Elect Director Sharon R. Long, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 7.80 percent is within the allowable cap for this company of 12.30 percent. This plan also expressly forbids repricing shares. Additionally, this proposal would enable the company to take advantage of certain income tax provisions, which we believe ultimately benefits shareholders. Therefore, we believe that it warrants shareholder support.

190

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	4	Report on Impact of Genetically Engineered Seed		Against	Against		ShrHoldr

Upon reviewing the issue, the research and review process required by the government, and Monsanto’s commitment to keep shareholders informed, we do not believe that this additional report is necessary at this time.

	5	Report on Export of Hazardous Pesticides		Against	Against		ShrHoldr
Given the company’s current levels of disclosure and the fact that it complies with applicable laws and regulations, we see no need for shareholders to support this request at this time.
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, we believe that shareholders should be allowed to make their own evaluation of such plans. While the company does not currently have a poison pill, we believe that the principles outlined in this proposal are consistent with shareholder rights and good corporate governance. Therefore, we believe that this proposal warrants shareholder support.

06/16/04 - A	Monster Worldwide, Inc. *MNST*		611742107			04/26/04		1,651
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew J. Mckelvey		For
	1.2	Elect Director George R. Eisele		For
	1.3	Elect Director John Gaulding		For
	1.4	Elect Director Ronald J. Kramer		For
	1.5	Elect Director Michael Kaufman		For
	1.6	Elect Director John Swann		For
	1.7	Elect Director David A. Stein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. Instead it seeks shareholder reapproval for the material terms of the performance goals of the company. We recommend a vote FOR the proposal.

191

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Moody’s Corporation *MCO*		615369105			03/01/04		2,097
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Basil L. Anderson		For
	1.2	Elect Director Raymond W Mcdaniel Jr.		For
	1.3	Elect Director John Rutherfurd, Jr.		For
	1.4	Elect Director John K. Wulff		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.62 percent is within the allowable cap for this company of 12.54 percent.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt
	5	Performance- Based		Against	Against		ShrHoldr

ISS evaluates shareholder proposals to grant performance and time-based restricted shares on a case-by-case basis. While we support the general principal of performance-based compensation, and believe that there should be strong linkage between company’s performance and compensation at the senior executive level, we believe that issuers should be given latitude in determining the mix of award types. Consequently, we would not support proposals that overly restrict the Compensation Committee to awarding only performance and time-based options to its senior executives.

192

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Morgan Stanley *MWD*		617446448			02/20/04		14,903
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Madigan		Withhold

We recommend a vote FOR the directors with the exception of John W. Madigan. We recommend that shareholders WITHHOLD votes from John W. Madigan because the company failed to implement a majority supported shareholder proposal to declassify the board.

	1.2	Elect Director Dr. Klaus Zumwinkel		For
	1.3	Elect Director Sir Howard Davies		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr
In light of the potential costs and resources associated with the requested report, we recommend that shareholders oppose this request. Vote AGAINST.

05/03/04 - A	Motorola, Inc. *MOT*		620076109			03/05/04		32,021
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward Zander		For
	1.2	Elect Director H. Laurence Fuller		For
	1.3	Elect Director Judy Lewent		For
	1.4	Elect Director Walter Massey		For
	1.5	Elect Director Nicholas Negroponte		For
	1.6	Elect Director Indra Nooyi		For
	1.7	Elect Director John Pepper, Jr.		For
	1.8	Elect Director Samuel Scott III		For
	1.9	Elect Director Douglas Warner III		For
	1.10	Elect Director John White		For
	1.11	Elect Director Mike Zafirovski		For
	2	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

193

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Nabors Industries, Ltd. *NBR*		G6359F103			04/08/04		2,062
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James L. Payne		For
These are routine board elections.
	1.2	Elect Director Hans W. Schmidt		For
	2	Ratify Auditors		For	For		Mgmt
	3	SHAREHOLDER PROPOSAL TO CHANGE NABORS JURISDICTION OF INCORPORATION FROM BERMUDA TO DELAWARE.		Against	Against		Mgmt

ISS believes that support of this shareholder resolution is not warranted at this time as the board has adequately addressed many of the concerns associated with this proposal. Based on our assessment of the significant economic benefits to shareholders and the company’s good disclosure, transparency, and the commitments made to reduce shareholders’ jurisdictional concerns, ISS recommends that shareholders oppose this shareholder-requisitioned proposal.

04/27/04 - A	National City Corp. *NCC*		635405103			03/05/04		8,395
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.15 percent is within the allowable cap for this company of 5.21 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

194

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/17/04 - A	Navistar International Corp. *NAV*		63934E108			01/05/04		822
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael N. Hammes		For
We recommend a vote FOR the directors.
	1.2	Elect Director James H. Keyes		For
	1.3	Elect Director Southwood J. Morcott		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 7.37 percent is within the allowable cap for this company of 8.46 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	NCR Corporation *NCR*		62886E108			02/09/04		1,246
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward P. Boykin		For
	1.2	Elect Director Linda Fayne Levinson		For
	1.3	Elect Director Victor L. Lund		For
	1.4	Elect Director James M. Ringler		For
	2	Ratify Auditors		For	For		Mgmt
	3	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

We believe that companies should adopt a formal, written policy on auditor independence. The value of a written policy is twofold: first, it allows shareholders to scrutinize and evaluate the particulars of the policy, and second, it ensures that the policy survives beyond the tenure of a particular management team or CEO. In this case, the company states that the Audit Committee pre-approves and monitors all services by PricewaterhouseCoopers, the company’s independent auditors, with the aim of ensuring the independence and objectivity of the auditors so that investor confidence is maintained. Therefore, we believe this proposal does not warrant shareholder support.

	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that setting executive compensation is the responsibility of an independent compensation committee, and notes that NCR Corp.’s Compensation Committee is comprised solely of independent outsider directors, which minimizes any conflicts of interests between the management and shareholders. The prohibition on all future rights, options, SARs, and severance programs would affect the company’s ability to attract qualified personnel. Furthermore, we believe this proposal is too restrictive, as it would prohibit the executives from receiving common forms of equity and cash awards. As such, this item does not warrant shareholder approval.

195

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Newell Rubbermaid Inc. *NWL*		651229106			03/15/04		3,802
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Newmont Mining Corp. (Holding Company) *NEM*		651639106			03/02/04		5,903
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Glen A. Barton		For
	1.2	Elect Director Vincent A. Calarco		For
	1.3	Elect Director Michael S. Hamson		For
	1.4	Elect Director Leo I. Higdon, Jr.		For
	1.5	Elect Director Pierre Lassonde		For
	1.6	Elect Director Robert J. Miller		For
	1.7	Elect Director Wayne W. Murdy		For
	1.8	Elect Director Robin A. Plumbridge		For
	1.9	Elect Director John B. Prescott		For
	1.10	Elect Director Michael K. Reilly		For
	1.11	Elect Director Seymour Schulich		For
	1.12	Elect Director James V. Taranik		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote and any new pill be put to a shareholder vote.

196

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Nextel Communications, Inc. *NXTL*		65332V103			04/02/04		15,667
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Keith J. Bane		For
Vote FOR the directors.
	1.2	Elect Director V. Janet Hill		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/15/04 - A	Nicor Inc. *GAS*		654086107			02/17/04		530
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert M. Beavers, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider John H. Birdsall, III. We recommend that shareholders WITHHOLD votes from John H. Birdsall, III for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Bruce P. Bickner		For
	1.3	Elect Director John H. Birdsall, III		Withhold
	1.4	Elect Director Thomas A. Donahoe		For
	1.5	Elect Director Thomas L. Fisher		For
	1.6	Elect Director John E. Jones		For
	1.7	Elect Director Dennis J. Keller		For
	1.8	Elect Director William A. Osborn		For
	1.9	Elect Director John Rau		For
	1.10	Elect Director John F. Riordan		For
	1.11	Elect Director Russ M. Strobel		For
	1.12	Elect Director Patricia A. Wier		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan, which was adopted in 1997 and expires Sept. 30, 2007, was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any future one be put to a shareholder vote.

197

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	NiSource Inc. *NI*		65473P105			03/16/04		3,661
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	NOBLE CORP *NE*		G65422100			03/04/04		1,812
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/22/04 - A	Nordstrom, Inc. *JWN*		655664100			03/17/04		1,934
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.54 percent is within the allowable cap for this company of 11.58 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

198

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Norfolk Southern Corp. *NSC*		655844108			03/05/04		5,398
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alston D. Correll		For
We recommend a vote FOR the directors.
	1.2	Elect Director Landon Hilliard		For
	1.3	Elect Director Burton M. Joyce		For
	1.4	Elect Director Jane Margaret O’Brien		For
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	North Fork Bancorporation, Inc. *NFB*		659424105			03/01/04		2,136
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Northern Trust Corp. *NTRS*		665859104			03/01/04		3,060
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Duane L. Burnham		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert A. Helman. We recommend that shareholders WITHHOLD votes from Robert A. Helman for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Dolores E. Cross		For
	1.3	Elect Director Susan Crown		For
	1.4	Elect Director Robert S. Hamada		For
	1.5	Elect Director Robert A. Helman		Withhold
	1.6	Elect Director Dipak C. Jain		For
	1.7	Elect Director Arthur L. Kelly		For
	1.8	Elect Director Robert C. Mccormack		For
	1.9	Elect Director Edward J. Mooney		For
	1.10	Elect Director William A. Osborn		For
	1.11	Elect Director John W. Rowe		For
	1.12	Elect Director Harold B. Smith		For
	1.13	Elect Director William D. Smithburg		For
	2	Ratify Auditors		For	For		Mgmt

199

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Northrop Grumman Corp. *NOC*		666807102			03/22/04		2,504
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

While ISS notes that the company could improve disclosure on its environmental and social initiatives an performance, we believe that it may be inappropriate to disclose detailed information about the contract evaluation and bidding process, as provision of this data may give insight into contractual agreements, thereby providing competition with bidding advantages or violating specific contractual agreements. Additionally, while ISS supports a sustainable approach to business operations, we also note that the federal government has stringent regulations regarding military and weapons production, and the associated contract bidding process. As such, while we urge Northrop Grumman to increase transparency on appropriate information regarding its business operations, we believe that the combination of federal regulation and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

04/15/04 - A	Novell, Inc. *NOVL*		670006105			02/20/04		5,161
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert Aiello		For
We recommend a vote FOR the directors.
	1.2	Elect Director Fred Corrado		For
	1.3	Elect Director Richard L. Crandall		For
	1.4	Elect Director Wayne Mackie		For
	1.5	Elect Director Claudia B. Malone		For
	1.6	Elect Director Jack L. Messman		For
	1.7	Elect Director Richard L. Nolan		For
	1.8	Elect Director Thomas G. Plaskett		For
	1.9	Elect Director John W. Poduska, Sr.		For
	1.10	Elect Director James D. Robinson, III		For
We recommend a vote FOR the directors.
	1.11	Elect Director Kathy Brittain White		For
	2	Expense Stock Options		Against	For		ShrHoldr
	3	Performance-Based/Indexed Options		Against	For		ShrHoldr
	4	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

200

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Novellus Systems, Inc. *NVLS*		670008101			02/17/04		2,022
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Provision of Non-Audit Services by Independent Auditors		Against	Against		ShrHoldr
	4	Limit Executive Compensation		Against	Against		ShrHoldr

05/13/04 - A	Nucor Corp. *NUE*		670346105			03/15/04		1,041
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Occidental Petroleum Corp. *OXY*		674599105			03/03/04		5,306
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.89 percent is within the allowable cap for this company of 7.12 percent.
	4	Prohibit Awards to Executives		Against	Against		ShrHoldr

201

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Office Depot, Inc. *ODP*		676220106			03/10/04		4,327
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lee A. Ault III		Withhold

We recommend a vote FOR the directors with the exceptions of insider Bruce Nelson, affiliated outsider David I. Fuente, and independent outsiders Michael J. Myers, James L. Heskett, W. Scott Hedrick, Brenda J. Gaines, Neil R. Austrian, and Lee A. Ault III. We recommend that shareholders WITHHOLD votes from Bruce Nelson, Michael J. Myers, James L. Heskett, W. Scott Hedrick, Brenda J. Gaines, David I. Fuente, Neil R. Austrian, and Lee A. Ault III for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director Neil R. Austrian		Withhold
	1.3	Elect Director David W. Bernauer		For
	1.4	Elect Director Abelardo E. Bru		For
	1.5	Elect Director David I. Fuente		Withhold
	1.6	Elect Director Brenda J. Gaines		Withhold
	1.7	Elect Director Myra M. Hart		For
	1.8	Elect Director W. Scott Hedrick		Withhold
	1.9	Elect Director James L. Heskett		Withhold
	1.10	Elect Director Patricia H. McKay		For
	1.11	Elect Director Michael J. Myers		Withhold
	1.12	Elect Director Bruce Nelson		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.03 percent is within the allowable cap for this company of 10.99 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Omnicom Group Inc. *OMC*		681919106			04/09/04		2,688
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Wren		For
	1.2	Elect Director Bruce Crawford		For
	1.3	Elect Director Robert Charles Clark		For
	1.4	Elect Director Leonard S. Coleman, Jr.		For
	1.5	Elect Director Errol M. Cook		For
	1.6	Elect Director Susan S. Denison		For
	1.7	Elect Director Michael A. Henning		For
	1.8	Elect Director John R. Murphy		For
	1.9	Elect Director John R. Purcell		For
	1.10	Elect Director Linda Johnson Rice		For
	1.11	Elect Director Gary L. Roubos		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.20 percent is within the allowable cap for this company of 12.56 percent.

202

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Paccar Inc. *PCAR*		693718108			03/01/04		2,453
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David K. Newbigging		For
	1.2	Elect Director Harry C. Stonecipher		For
	1.3	Elect Director Harold A. Wagner		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 200,000,000 shares is below the allowable threshold of 320,000,000 shares.
	3	Amend Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.57 percent is within the allowable cap for this company of 12.71 percent.
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. In this case, the company’s rights plan, which was renewed in 1999, was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill and any new pill be put to a shareholder vote.

	5	Limit Awards to Executives		Against	Against		ShrHoldr

We believe that there should be a positive linkage between executive pay and the company’s shareholder returns. Specifically, if total shareholder returns decrease over the long term, then executive compensation should follow suit and not increase as it has been observed in the case of some companies. In this case, PACCAR has posted one-year, three-year, and five-year total shareholder returns of 89.53 percent, 41.42 percent, and 30.21 percent, respectively, outperforming its peer group (72.09 percent, 3.35 percent, and 6.80 percent) and the S&P 500 index (38.90 percent, -1.51 percent, and -0.34 percent) over the same period.  ISS also agrees that setting executive compensation is the responsibility of an independent compensation committee. In this case, the Compensation Committee is comprised of independent outsiders, which minimizes any conflicts of interests between the management and shareholders. The prohibition on all future stock option programs would affect the company’s ability to retain a large number of critical employees or attract qualified personnel. We also note that the company maintains a policy of expensing stock options which serves to discipline compensation practices and level the accounting playing field among different forms of pay. We believe this proposal is too restrictive, as it would prohibit executives from receiving stock options, a common form of equity award. As such, this item does not warrant shareholder approval

203

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Pactiv Corp. *PTV*		695257105			03/19/04		2,203
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/03/04 - A	Parametric Technology Corp. *PMTC*		699173100			01/09/04		3,287
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael E. Porter		For
We recommend a vote FOR the directors.
	1.2	Elect Director Noel G. Posternak		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

02/27/04 - A	Peoples Energy Corp. *PGL*		711030106			12/31/03		441
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.R. Boris		For
We recommend a vote FOR the directors.
	1.2	Elect Director W.J. Brodsky		For
	1.3	Elect Director P. Cafferty		For
	1.4	Elect Director J.W. Higgins		For
	1.5	Elect Director D.C. Jain		For
	1.6	Elect Director M.E. Lavin		For
	1.7	Elect Director H.J. Livingston, Jr.		For
	1.8	Elect Director T.M. Patrick		For
	1.9	Elect Director R.P. Toft		For
	1.10	Elect Director A.R. Valasquez		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.31 percent is within the allowable cap for this company of 5.35 percent.

204

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/25/04 - A	PeopleSoft, Inc. *PSFT*		712713106			02/10/04		5,088
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

05/05/04 - A	PepsiCo, Inc. *PEP*		713448108			03/12/04		23,680
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John F. Akers		For
	1.2	Elect Director Robert E. Allen		For
	1.3	Elect Director Ray L. Hunt		For
	1.4	Elect Director Arthur C. Martinez		For
	1.5	Elect Director Indra K. Nooyi		For
	1.6	Elect Director Franklin D. Raines		For
	1.7	Elect Director Steven S. Reinemund		For
	1.8	Elect Director Sharon Percy Rockefeller		For
	1.9	Elect Director James J. Schiro		For
	1.10	Elect Director Franklin A. Thomas		For
	1.11	Elect Director Cynthia M. Trudell		For
	1.12	Elect Director Solomon D. Trujillo		For
	1.13	Elect Director Daniel Vasella		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

205

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the company notes that its contributions to political entities and the related disclosure comply with all applicable laws on this topic. The proposal asks that this report should be published within five business days of the annual meeting, and that reports disclosing the recipient and amount of each political contribution be made in a series of local and national newspapers. While ISS believes that increased disclosure is generally beneficial, it does not appear that the cost of preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds. In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request

	5	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. For proposals related to HIV/AIDS reporting, we evaluate the scope of the company’s operations in these markets, the company’s current initiatives in developing countries to help address this healthcare crisis, and the nature of the company’s existing healthcare policies including healthcare access and benefits to local workers. In this case, we note that PepsiCo does appear to provide some information related to the HIV/AIDS, TB, and Malaria pandemic on its website. Further ISS notes that, despite its relatively small investments in Sub Saharan Africa, the company has taken several steps to address concerns related to the HIV/AIDS pandemic, including membership in the GBC, health care coverage, and continued evaluation and communication on this topic through a specially formed internal task force and reporting utilizing GRI guidelines. In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of PepsiCo’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expense of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

206

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	PerkinElmer Inc. *PKI*		714046109			02/27/04		1,722
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

04/22/04 - A	Pfizer Inc. *PFE*		717081103			02/27/04		105,080
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael S. Brown		For
We recommend a vote FOR the directors.
	1.2	Elect Director M. Anthony Burns		For
	1.3	Elect Director Robert N. Burt		For
	1.4	Elect Director W. Don Cornwell		For
	1.5	Elect Director William H. Gray III		For
	1.6	Elect Director Constance J. Horner		For
	1.7	Elect Director William R. Howell		For
	1.8	Elect Director Stanley O. Ikenberry		For
	1.9	Elect Director George A. Lorch		For
	1.10	Elect Director Henry A. Mckinnell		For
	1.11	Elect Director Dana G. Mead		For
	1.12	Elect Director Franklin D. Raines		For
	1.13	Elect Director Ruth J. Simmons		For
	1.14	Elect Director William C. Steere, Jr.		For
	1.15	Elect Director Jean-Paul Valles		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.88 percent is within the allowable cap for this company of 6.79 percent. Additionally, this plan expressly forbids repricing.

207

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Operational Impact of HIV/AIDS, TB, and Malaria Pandemic		Against	Against		ShrHoldr

In this case, we believe that the company has taken certain actions to help address the affects of this healthcare crisis in emerging markets. These actions are similar in nature and scope to those taken by industry peers and competitors, and represent an acknowledgement of the effect that the HIV/AIDS, TB, and malaria pandemic could have on company strategy and operations. As such, when considering the scope of Pfizer’s initiatives to address this crisis and current level of disclosure, we do not believe that the report requested in this proposal will provide information to shareholders commensurate with the potential difficulties and expenses of preparing the report. Therefore, we do not recommend shareholder support for the resolution at this time.

	5	Cease Political Contributions/Activities		Against	Against		ShrHoldr

Interaction between corporate America and the political process has been a topic of debate for several years. Increasing scrutiny during and election year and in the wake of corporate scandals has led to a surge in shareholder activism on issues of political contributions. Opponents of corporate political contributions argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off investing that money on new procedures that will better position the company to deal with the coming regulations or improve its operations. Conversely, corporate responses tend to suggest that company involvement in the political process can be beneficial to the business interests of the company and, ultimately, shareholder value.

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In this case, the proponent has requested that the company completely refrain from political contributions without providing a business case for the resolution. Moreover, we note that the company complies with all appropriate state and federal laws regarding campaign contributions. Therefore, based on the level of government oversight on political contributions and lack of supporting information for this proposal, ISS recommends that shareholders vote against this item.

208

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Pfizer, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, interested parties can view information on the company’s political contributions and donations on a report published at the end of each election cycle. Finally, the scope and nature of the information requested in this proposal may not be substantially different from data currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	7	Establish Term Limits for Directors		Against	Against		ShrHoldr

Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	8	Report on Drug Pricing		Against	Against		ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company’s current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for the company to limit price increases to a level below that of the annual inflation rate, and report to shareholders on these initiatives. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from the report. In this case, we also note that the structure of the proposal includes commitment to a pricing policy along with the report. Pfizer has implemented several programs to assist in increasing accessibility to their products for the financially needy. Additionally, the company provides information on these discount, subsidy, and assistance programs in its public filings and on the company website. Finally, ISS agrees with the company that linking drug pricing to the inflation rate may place the company at a competitive disadvantage by artificially discounting prices below those of competitors’ products and limiting resources to invest in research and development. Therefore, ISS recommends that shareholders vote against this proposal.

209

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Limit Awards to Executives		Against	Against		ShrHoldr
	10	Amend Animal Testing Policy		Against	Against		ShrHoldr

In this case, Pfizer has developed a policy that calls for utilizing in vitro testing wherever possible provided it complies with regulations and does not effect the analysis of treatment effectiveness or patient safety. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Pfizer appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

04/21/04 - A	PG&E Corp. *PCG*		69331C108			02/23/04		5,759
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David R. Andrews		For
Conclusion: We recommend a vote FOR all director nominees, but will continue to monitor the company’s compensation practices and board accountability in the coming year.
	1.2	Elect Director Leslie S. Biller		For
	1.3	Elect Director David A. Coulter		For
	1.4	Elect Director C. Lee Cox		For
	1.5	Elect Director Robert D. Glynn, Jr.		For
	1.6	Elect Director David M. Lawrence, MD		For
	1.7	Elect Director Mary S. Metz		For
	1.8	Elect Director Barry Lawson Williams		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. The board has taken an important first step in addressing shareholder concerns by agreeing to redeem the pill. However, the board has not fully complied with the previously supported pill proposal. ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row. With respect to the PG&E pill proposal, we do not consider the two-year shareholder approval clock as having been reset because of the company’s half-step towards implementing the will of shareholders. We will closely monitor management’s response to this year’s vote on this proposal, and if necessary, will recommend the withholding of votes for directors at next year’s meeting.

210

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
ISS Conclusion: We support the shareholder proposal as it relates to ex post facto ratification of golden parachutes and severance plans.
	5	Require Directors be a Link-Free Directors		Against	Against		ShrHoldr

ISS Conclusion: Because the company already satisfies ISS guidelines on independence and has already established a formal independence policy that goes above and beyond ISS requirements, we believe that this proposal does not warrant shareholder support.

	6	Adopt Radioactive Waste Policy		Against	Against		ShrHoldr

ISS Conclusion: Based on the tight regulation of the nuclear power industry by the NRC, the detailed compliance reports available on the NRC web site, and the fact that company appears to be in compliance with NRC regulations regarding the implementation of new safety and anti-terrorism measures at the Diablo Canyon plant, we recommend that shareholders oppose this request.

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

ISS Conclusion: We believe that the company’s governance structure, while acceptable in several respects, does not provide a satisfactory balance to a unified chairman and CEO / president position, and therefore recommend that shareholders vote for the proposal to separate the chairman and CEO positions.

	8	Limit Executive Compensation		Against	Against		ShrHoldr

ISS Conclusion: Because the company already targets compensation to peer levels and ties compensation to long-term performance objectives, and because the company’s compensation committee is composed entirely of independent outsiders, we do not think that the proponent’s overly restrictive proposal warrants shareholder support.

211

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	Phelps Dodge Corp. *PD*		717265102			04/08/04		1,272
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Marie L. Knowles		For
	1.2	Elect Director Jon C. Madonna		For
	1.3	Elect Director Gordon R. Parker		For
	1.4	Elect Director Robert D. Johnson		For
	2	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Phelps Dodge’s charitable programs support causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

05/19/04 - A	Pinnacle West Capital Corp. *PNW*		723484101			03/19/04		1,297
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roy A. Herberger, Jr.		For
	1.2	Elect Director Humberto S. Lopez		For
	1.3	Elect Director Kathryn L. Munro		For
	1.4	Elect Director William L. Stewart		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Nuclear Fuel Storage Risks		Against	Against		ShrHoldr

Based on the tight regulation of the nuclear power industry by the NRC, the detailed compliance reports available on the NRC website, and our concern with the value of the requested report to shareholders, we recommend that shareholders oppose this request.

212

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Pitney Bowes Inc. *PBI*		724479100			03/12/04		3,221
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Linda G. Alvarado		For
	1.2	Elect Director Ernie Green		For
	1.3	Elect Director John S. McFarlane		For
	1.4	Elect Director Eduardo R. Menasce		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Pitney Bowes, we note that the company complies with state and local laws regarding contributions to political candidates or organizations. Further, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

05/04/04 - A	Plum Creek Timber Company, Inc. *PCL*		729251108			03/15/04		2,508
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Rick R. Holley		For

We recommend a vote FOR the directors with the exception of affiliated outsider David D. Leland. We recommend that shareholders WITHHOLD votes from David D. Leland for standing as an affiliated outsider on the Audit & Compliance and Corporate Governance & Nominating committees.

	1.2	Elect Director Ian B. Davidson		For
	1.3	Elect Director Robin Josephs		For
	1.4	Elect Director David D. Leland		Withhold
	1.5	Elect Director John G. McDonald		For
	1.6	Elect Director Hamid R. Moghadam		For
	1.7	Elect Director John H. Scully		For
	1.8	Elect Director Stephen C. Tobias		For
	1.9	Elect Director Carl B. Webb		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.45 percent is within the allowable cap for this company of 10.99 percent.
Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Endorse CERES Principles		Against	Against		ShrHoldr

Therefore, ISS will continue to evaluate the company’s reporting on these issues to assess whether adoption of the CERES Principles may benefit the company in the future; however, in light of the company’s existing environmental principles, its participation in the SFI, and other environmental initiatives and partnerships, we do not believe that endorsement of the CERES Principles is necessary at this time

213

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	PMC-Sierra, Inc. *PMCS*		69344F106			03/15/04		2,348
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Bailey		For

We recommend a vote FOR the directors with the exception of affiliated outsider James Diller. We recommend that shareholders WITHHOLD votes from James Diller for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Alexandre Balkanski		For
	1.3	Elect Director Richard Belluzzo		For
	1.4	Elect Director James Diller		Withhold
	1.5	Elect Director Jonathan Judge		For
	1.6	Elect Director William Kurtz		For
	1.7	Elect Director Frank Marshall		For
	1.8	Elect Director Lewis Wilks		For
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	PNC Financial Services Group, Inc. *PNC*		693475105			02/27/04		3,775
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul Chellgren		For

We recommend a vote FOR the directors with the exception of Richard B. Kelson. We recommend that shareholders WITHHOLD votes from Richard B. Kelson for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Robert Clay		For
	1.3	Elect Director J. Gary Cooper		For
	1.4	Elect Director George Davidson, Jr.		For
	1.5	Elect Director Richard Kelson		Withhold
	1.6	Elect Director Bruce Lindsay		For
	1.7	Elect Director Anthony Massaro		For
	1.8	Elect Director Thomas O’Brien		For
	1.9	Elect Director Jane Pepper		For
	1.10	Elect Director James Rohr		For
	1.11	Elect Director Lorene Steffes		For
	1.12	Elect Director Dennis Strigl		For
	1.13	Elect Director Stephen Thieke		For
	1.14	Elect Director Thomas Usher		For
	1.15	Elect Director Milton Washington		For
	1.16	Elect Director Helge Wehmeier		For

214

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Power-One, Inc. *PWER*		739308104			03/12/04		1,192
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.74 percent is within the allowable cap for this company of 19.60 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers is 22.7 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

04/15/04 - A	PPG Industries, Inc. *PPG*		693506107			02/17/04		2,245
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	PPL Corp. *PPL*		69351T106			02/27/04		2,427
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Praxair, Inc. *PX*		74005P104			03/01/04		4,526
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alejandro Achaval		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ronald L. Kuehn, Jr.		For
	1.3	Elect Director H. Mitchell Watson, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.57 percent is within the allowable cap for this company of 9.25 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 300,000,000 shares is below the allowable threshold of 525,000,000 shares. We recommend a vote FOR Item 3.

215

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Stockholder Protection Rights Agreement		For	For		Mgmt

ISS evaluated the pill in the context of the company’s existing anti-takeover mechanisms: the company has a classified board, shareholders may act only by unanimous consent and are not allowed to call a special meetings and the company is subject to a freezeout provision (three years, 15 percent trigger).

The company’s poison pill has the following features: (1) a 20 percent flip in; (2) is subject to an annual evaluation by a committee of independent directors to determine whether the pill continues to be in the best interests of shareholders; (3) contains a qualifying offer clause whereby a majority of shareholders can request that the board call a special meeting to vote on the redemption of the pill (not earlier than 90 days, nor later than 120 days after the emergence of the qualifying offer); the vote of a majority of shares outstanding is required to redeem the pill due to a qualifying offer; and (4) has a five year term.  One of the conditions to determine whether an offer is “qualifying” is that the offer price has to be higher than the two-year highest stock price. Praxair’s stock traded in the $22.80 to $38.78 range over the two year period and was recently traded close to its two-year high at $38.17.  A feature that may prove burdensome to shareholders is the two-step process in case of a qualifying offer:1) shareholders representing a majority of shares outstanding have to request that the board call a special meeting and (2) at the meeting, to redeem the pill, the vote of majority of shares outstanding is required. The best practice is a ten percent threshold to call a special meeting or seek a written consent to vote on rescinding the pill, if the board refuses to redeem the pill 90 days after an offer is announced. However, in this particular case, Praxair has a concentrated institutional ownership: 54 percent of the shares are held by 45 institutional investors, of which 8 have holdings higher than 2.5 percent of the shares. The largest holder, FMR Corp. owns 7.7 percent of the company’s shares as of the record date. In case of an emerging offer, there could be significant accumulation of stock by arbitrageurs, whose interests are to vote on the redemption of the pill, therefore making it easier to gather a majority of shares outstanding to request the board and call the meeting. Furthermore, it is likely that those shareholders willing to request the board to call the meeting to vote on the pill would also vote in favor of its redemption. Therefore, once the threshold for calling the meeting has been met, the pill is likely to be rescinded. According to an 8-K form filed on April 13, 2004, the independent directors who review the pill annually would also consider whether the present majority requirement for calling the special meeting is appropriate in view of the ownership profile of the company.  The company’s pill does not embed all the shareholder-friendly features ISS advocates, especially in light of the company’s existing anti-takeover mechanisms. The proposed pill does not have a two to three-year sunset provision, but the annual evaluation of the pill somewhat mitigates the risk that the pill continues to be in place when it is no longer in the best interest of shareholders. While we believe that the majority vote threshold and the two-step process to rescind the pill in case of a qualifying offer restricts the shareholders’ redemption ability, ISS believes that the potential negative implications are alleviated by the company’s ownership structure and the commitment to evaluate this threshold annually by independent directors.  ISS believes it is a good practice to adopt a policy to submit the pill to a shareholder vote, which Praxair did, and to actually seek shareholder vote on the new pill. Although Praxair’s pill does not mirror all the features that ISS advocates, it does have a meaningful flip in trigger, a shareholder redemption feature in case of a qualifying offer, and an annual evaluation of the pill by independent directors. We recommend that shareholders support this proposal.

216

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Principal Financial Group, Inc. *PFG*		74251V102			03/19/04		4,401
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Drury		For
	1.2	Elect Director C. Daniel Gelatt		For
	1.3	Elect Director Sandra L. Helton		For
	1.4	Elect Director Federico F. Pena		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

217

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Progress Energy, Inc. *PGN*		743263105			03/05/04		3,329
	1	Elect Directors		For	For		Mgmt
	2	Prohibit Awards to Executives		Against	Against		ShrHoldr

05/18/04 - A	ProLogis *PLD*		743410102			03/17/04		2,457
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.05 percent is within the allowable cap for this company of 5.36 percent.
	3	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Providian Financial Corp. *PVN*		74406A102			03/15/04		3,990
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/08/04 - A	Prudential Financial Inc *PRU*		744320102			04/12/04		7,675
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur F. Ryan		For
	1.2	Elect Director Gaston Caperton		For
	1.3	Elect Director Gilbert F. Casellas		For
	1.4	Elect Director Karl J. Krapek		For
	1.5	Elect Director Ida F.S. Schmertz		For
	2	Ratify Auditors		For	For		Mgmt

218

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Prudential Financial’s charitable contributions donate to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

04/20/04 - A	Public Service Enterprise Group Inc. *PEG*		744573106			02/20/04		3,226
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert R. Gamper, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ernest H. Drew		For
	1.3	Elect Director William V. Hickey		For
	1.4	Elect Director Richard J. Swift		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.47 percent is within the allowable cap for this company of 6.69 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr

219

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Pulte Homes Inc. *PHM*		745867101			03/16/04		1,684
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard J. Dugas, Jr.		For
	1.2	Elect Director David N. McCammon		For
	1.3	Elect Director William J. Pulte		For
	1.4	Elect Director Francis J. Sehn		For
	1.5	Elect Director Michael E. Rossi		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.40 percent is within the allowable cap for this company of 11.34 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditor		Against	For		ShrHoldr

Before the corporate accounting-related scandals of the past two years, ratification of auditors was generally viewed as a routine agenda item. A vote for an auditor by shareholders is confirmation that the auditor has objectively reviewed the company’s financial statements for compliance with generally accepted accounting principles. Due to the recent SEC rules on auditor independence and increased shareholder scrutiny on this issue, however, ratification of auditors has turned into a more controversial agenda item. As such, ISS believes that shareholders should have the opportunity to assess the auditor’s general performance, the audit and non-audit related fees paid by the company, and the auditor’s overall independence. We can see no compelling reason why the company’s shareholders should not be given the right to a non-binding ratification of the independent auditor selected by the company’s audit committee.

03/02/04 - A	QUALCOMM Inc. *QCOM*		747525103			01/02/04		9,657
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Adelia A. Coffman		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Adelia A. Coffman. We recommend that shareholders WITHHOLD votes from Adelia A. Coffman for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Raymond V. Dittamore		For
	1.3	Elect Director Irwin Mark Jacobs		For
	1.4	Elect Director Richard Sulpizio		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.28 percent is within the allowable cap for this company of 12.67 percent. Additionally, this plan expressly forbids repricing.

220

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
	4	Declassify the Board of Directors		Against	For		ShrHoldr

ISS recognizes that approval of this item would not, in and of itself, eliminate the classified board structure, because two-thirds of outstanding common shares would be needed to approve a separate proposal to amend the certificate of incorporation. However, ISS recommends that shareholders support this proposal, which provides that the board take the necessary steps to elect the directors on an annual basis.

05/04/04 - A	Quest Diagnostics, Incorporated *DGX*		74834L100			03/08/04		1,470
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William R. Grant		For
We recommend a vote FOR the directors.
	1.2	Elect Director Surya N. Mohapatra		For
	1.3	Elect Director John C. Baldwin		For
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Qwest Communications International Inc. *Q*		749121109			03/26/04		25,126
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas J. Donohue		For
	1.2	Elect Director Peter S. Hellman		For
	1.3	Elect Director Vinod Khosla		For
	1.4	Elect Director K. Dane Brooksher		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS supports this proposal to declassify the board.
	3	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Conclusion Although Qwest indicates (in its proxy statement and through its governance guidelines as posted on its website) that it intends to designate an independent lead director, the duties of the lead director do not meet all of ISS’s minimum requirements. In this case, there is no clear indication that the lead director will be elected by the independent board members. Also, it is not clearly stated that the lead director approves agendas for each board meeting, meeting schedules, and information sent to the board; or has the authority to call meetings of independent directors. Although the lead director has input relating to these functions, the actual functions will be performed by the chairman. Further, the governance guidelines give no specifics regarding direct communication between the lead director and major shareholders of the company. Instead, the guidelines indicate that if an individual director intends to meet or otherwise substantively communicate with these constituencies about company matters, this should generally be done only after discussing it with the CEO. Moreover, the company currently does not have have all-independent key committees according to ISS’s definition of director independence. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

221

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr

Conclusion ISS believes that compensation and benefits of senior executives in a company should align with the long-term interests of shareholders and should be carefully examined by a compensation committee comprised of independent outsiders. In this case, the Compensation and Human Resource Committee includes affiliated directors according to ISS’s definition of director independence. Moreover, ISS believes that shareholders should have the opportunity to vote on extraordinary pension benefits beyond those offered under employee-wide plans, such as credit for years of service not actually worked, preferential benefit formulas, and accelerated vesting of pension benefits. Because the company’s SERP appears to confer extraordinary benefits not included in employee-wide plans, we believe that the SERP proposal warrants shareholder support.

	5	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

Conclusion Applying ISS’s guidelines on independence to Qwest, a majority of the current board members are independent outsiders. The board has agreed that at least two-thirds of its members must be independent under NYSE rule pursuant to a pending settlement agreement. Note, however, that the Audit and Compensation & Human Resources committees include affiliated outsiders according to ISS’s definition of independence. Although we do not agree with all of the proponent’s stringent classifications of independent directors, we believe this proposal sends an important message to management to increase independence on the board, which is in shareholders’ best interests.

222

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/23/04 - S	R. R. Donnelley & Sons Co. *RRD*		257867101			01/15/04		1,464
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 10.27 percent is within the allowable cap for this company of 12.35 percent. Additionally, this plan expressly forbids repricing.

04/14/04 - A	R. R. Donnelley & Sons Co. *RRD*		257867101			03/01/04		1,564
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark A. Angelson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert F. Cummings, Jr.		For
	1.3	Elect Director Alfred C. Eckert III		For
	1.4	Elect Director Oliver R. Sockwell		For
	1.5	Elect Director Stephen M. Wolf		For
	2	Sale of Company Assets		Against	Against		ShrHoldr

The announcement of the Moore Wallace merger took place after the Oct. 24, 2003, deadline to submit shareholder proposals for this year’s annual meeting. The board’s rationale for the merger with Moore Wallace included a solution for its management succession issues, the opportunity to enhance its revenue base with a complementary business, and the transaction is expected to be accretive to its earnings. The shares of R.R. Donnelley are up 4.1 percent since the announcement of the transaction as of March 19, 2003. Moreover, R.R. Donnelley’s stock was up 44.59 percent in the fiscal year ended December 2003. The board’s decision to effect a business combination with Moore Wallace appears to be a net positive for shareholders on aggregate and there is little basis to recommend an immediate sale of the company, therefore, we recommend shareholders vote AGAINST this proposal.

223

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Expense Stock Options		Against	For		ShrHoldr

Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the “fair value” method, prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock Compensation.” The “fair value” is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the “fair value” method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing “fair value”, recent pressure by investors has led approximately 176 companies to publicly announce their plans to adopt the “fair value” method.  ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

224

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Radioshack Corp. *RSH*		750438103			03/23/04		2,297
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank J. Belatti		For
We recommend a vote FOR the directors with the exception of independent outsider Lawrence V. Jackson. We recommend that shareholders WITHHOLD votes from Lawrence V. Jackson for poor attendance.
	1.2	Elect Director Ronald E. Elmquist		For
	1.3	Elect Director Robert S. Falcone		For
	1.4	Elect Director Daniel R. Feehan		For
	1.5	Elect Director Richard J. Hernandez		For
	1.6	Elect Director Lawrence V. Jackson		Withhold
	1.7	Elect Director Robert J. Kamerschen		For
	1.8	Elect Director H. Eugene Lockhart		For
	1.9	Elect Director Jack L. Messman		For
	1.10	Elect Director William G. Morton, Jr.		For
	1.11	Elect Director Thomas G. Plaskett		For
	1.12	Elect Director Leonard H. Roberts		For
	1.13	Elect Director Edwina D. Woodbury		For
	2	Approve Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.18 percent is within the allowable cap for this company of 8.59 percent.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

225

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Raytheon Co. *RTN*		755111507			03/08/04		5,682
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Deutch		For
Conclusion
	1.2	Elect Director Michael C. Ruettgers		For
	1.3	Elect Director William R. Spivey		For
	1.4	Elect Director William H. Swanson		For
	1.5	Elect Director Linda G. Stuntz		For
	2	Ratify Auditors		For	For		Mgmt
	3	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr

Conclusion We believe that the combination of federal regulation, the current level of disclosure by Raytheon, and the necessity to limit disclosure where it could affect the company’s competitive advantage outweigh the potential benefits that may be derived from this proposal. We therefore recommend that shareholders vote against this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. The board has taken an important first step in addressing shareholder concerns by redeeming an existing pill. However, the board has not fully complied with the previously supported shareholder proposals regarding poison pills. ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. Further, ISS applies a one year test where the proposal was approved with a majority of the shares outstanding, as was the case in 2003. With respect to the shareholder proposal regarding poison pills, we do not consider the shareholder approval clocks as having been reset because of the company’s half-step towards implementing the will of shareholders. We will closely monitor management’s response to this year’s vote on this proposal and, if necessary, will recommend the withholding of votes for nominated directors at next year’s meeting.

226

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Declassify the Board of Directors		Against	For		ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder vote, and all directors should be accountable on an annual basis. ISS policy promotes the declassification of company boards and therefore we would recommend shareholders to vote in favor of this proposal. Similarly the board has failed also to implement the proposal supporting the annual election of directors, which received a majority of votes cast in 2000-2002. Further, the company has not expressed any plans to implement this proposal and has defended the classification of the board as being in shareholders’ interests. Although there was no similar proposal presented in 2003, nevertheless we believe that the restatement of the proposal this year re-emphasizes the importance that shareholders place on this issue. As we note above, where directors consistently fail to implement the desires of shareholders, our policy is to withhold votes from those nominated directors that were directors during the relevant period. Therefore, if this proposal is approved by a majority of the votes cast and the company fails to implement it accordingly, we will recommend that shareholders withhold votes from those directors nominated next year. We note, however, that the board has failed to implement the previously supported shareholder proposals regarding annual election of directors. Although we recognize that shareholder proposals are not binding on the company, ISS considers withholding votes for directors who ignore shareholder proposals that have been passed two years in a row by a majority of votes cast. With respect to the shareholder proposal regarding the election of directors, we do not consider the two-year shareholder approval clock as having been fully reset because this topic was not proposed at the 2003 company meeting. Rather, we view that the re-presentation of the proposal this year emphasizes the importance shareholders place on this issue. We will closely monitor management’s response to this year’s vote on this proposal and, if necessary, will recommend the withholding of votes for directors nominated at next year’s meeting.

227

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Implement MacBride Principles		Against	Against		ShrHoldr

Conclusion Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, and the lack of any specific controversies regarding the company’s operations in Northern Ireland, we recommend that shareholders vote against this proposal.

	7	Expense Stock Options		Against	For		ShrHoldr

Conclusion ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Although options do not result in a cash outlay to companies, they represent a bona fide cost to shareholders, in the form of value transfer, that should be reflected in the financial statements like other forms of compensation. Options also represent an opportunity cost to issuers by depriving them of the funds they would have otherwise received by selling the shares in the open market. By not subtracting the cost of options, companies can report artificially high earnings that distort true operating performance and lead to abuses of executive pay. Expensing would discipline compensation practices and level the accounting playing field among different forms of pay, including other types of equity-based awards, such as indexed options and restricted stock, which currently must be charged to earnings. More important, expensing would provide earnings clarity, which would help restore investor confidence. Therefore, we recommend that shareholders vote in favor of this proposal.

228

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Submit Executive Pension Benefit to Vote		Against	For		ShrHoldr

Conclusion ISS believes that shareholders should have the opportunity to vote on extraordinary pension benefits beyond those offered under employee-wide plans, such as credit for years of service not actually worked, preferential benefit formulas, and accelerated vesting of pension benefits. Because the company’s SERP appears to confer extraordinary benefits not included in employee-wide plans, we believe that the SERP proposal warrants shareholder support.

	9	Limit Executive Compensation		Against	Against		ShrHoldr

Conclusion Although each element of the proposal has aspects that cause us to vote against the proposal, it is important to re-emphasize that had we been in favor of any of the elements, we would nevertheless had to vote against the whole proposal. Therefore, it is important to ensure that proposals are sufficiently focused - as far as possible, proposals should focus on a specific element rather than attempt to cover a general list of points.

05/04/04 - A	Reebok International Ltd. *RBK*		758110100			03/05/04		813
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.88 percent is within the allowable cap for this company of 10.25 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/08/04 - A	Regions Financial Corp. *RF*		758940100			04/27/04		3,179
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the fair market values compared to historic trading levels, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Margaret H. Greene		Withhold

Conclusion We recommend a vote FOR the directors with the exception of independent outsider Margaret H. Greene. We recommend that shareholders WITHHOLD votes from Margaret H. Greene for poor attendance.

229

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.2	Elect Director Carl E. Jones, Jr.		For
	2.3	Elect Director Susan W. Matlock		For
	2.4	Elect Director John H. Watson		For
	3	Ratify Auditors		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	5	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

Conclusion Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

05/04/04 - A	Robert Half International Inc. *RHI*		770323103			03/11/04		2,356
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/04/04 - A	Rockwell Automation Inc *ROK*		773903109			12/08/03		2,229
	A.1	Elect Director Don H. Davis, Jr.		For	For		Mgmt
We recommend a vote FOR the directors.
	A.2	Elect Director William H. Gray, III		For	For		Mgmt
	A.3	Elect Director William T. McCormick, Jr.		For	For		Mgmt
	A.4	Elect Director Keith D. Nosbusch		For	For		Mgmt
	B	Ratify Auditors		For	For		Mgmt
	C	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 6.98 percent is within the allowable cap for this company of 8.51 percent. Additionally, this plan expressly forbids repricing.

230

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/10/04 - A	Rockwell Collins, Inc. *COL*		774341101			12/15/03		2,156
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald R. Beall		For
We recommend that shareholders vote FOR Donald R. Beall, but WITHHOLD votes from Audit Committee member Richard J. Ferris for paying excessive non-audit fees.
	1.2	Elect Director Richard J. Ferris		For
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Rohm and Haas Co. *ROH*		775371107			03/05/04		3,076
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William J. Avery		For
	1.2	Elect Director J. Michael Fitzpatrick		For
	1.3	Elect Director Earl G. Graves, Sr.		For
	1.4	Elect Director Raj L. Gupta		For
	1.5	Elect Director David W. Haas		For
	1.6	Elect Director Thomas W. Haas		For
	1.7	Elect Director James A. Henderson		For
	1.8	Elect Director Richard L. Keyser		For
	1.9	Elect Director Jorge P. Montoya		For
	1.10	Elect Director Sandra O. Moose		For
	1.11	Elect Director Gilbert S. Omenn		For
	1.12	Elect Director Gary L. Rogers		For
	1.13	Elect Director Ronaldo H. Schmitz		For
	1.14	Elect Director Marna C. Whittington		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

231

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.97 percent is within the allowable cap for this company of 7.30 percent. Additionally, this plan expressly forbids repricing.
	5	Ratify Auditors		For	For		Mgmt
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/23/04 - A	Rowan Companies, Inc. *RDC*		779382100			03/01/04		1,428
	1	Elect Directors		For	For		Mgmt

05/07/04 - A	Ryder System, Inc. *R*		783549108			03/12/04		862
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Berra		For
We recommend a vote FOR the directors.
	1.2	Elect Director David I. Fuente		For
	1.3	Elect Director Eugene A. Renna		For
	1.4	Elect Director Abbie J. Smith		For
	1.5	Elect Director Christine A. Varney		For
	2	Ratify Auditors		For	For		Mgmt

232

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Sabre Holdings Corporation *TSG*		785905100			03/15/04		1,927
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Royce S. Caldwell		For
	1.2	Elect Director Paul C. Ely, Jr.		For
	1.3	Elect Director Glenn W. Marschel, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/05/04 - A	SAFECO Corp. *SAFC*		786429100			03/08/04		1,867
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert S. Cline		For
We recommend a vote FOR the directors.
	1.2	Elect Director G. Thompson Hutton		For
	1.3	Elect Director William W. Krippaehne, Jr.		For
	1.4	Elect Director Michael S. McGavick		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS notes that the company has both positive one-year and three-year total shareholder return. We further note that the company has been proactive in its effort to link pay and performance among its top executives and that executive compensation is analyzed by an independent Compensation Committee.  ISS believes that an independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

233

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Safeway Inc. *SWY*		786514208			03/25/04		6,319
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven A. Burd		Withhold

ISS Analysis A key issue for investors as they sift through questions raised about performance, relationships and related party transactions is whether or not Safeway’s board is fulfilling its fiduciary obligation to shareholders by providing effective management oversight. Recent corporate governance reforms are steps in the right direction, but are they a sufficient antidote to a legacy of relationships that extends back almost two decades? Criticisms of Safeway’s performance are modestly compelling. Safeway’s performance record over the last five years has been less than favorable. Some critics put the blame for this performance problem squarely on the shoulders of Mr. Burd. At the same time, most of Safeway’s peer group has struggled. The recent earnings report is a mixed bag and continues to highlight trends that have impacted Safeway and its competitors over the last few years. If this “vote no” campaign were solely a referendum on performance, it would likely not have gained the traction and momentum that we have seen in recent weeks.  The related party transactions and disclosure issues that have been highlighted by the dissidents are of concern. Mr. Tauscher’s related party transactions are historical and not monetarily significant, and, hence, we do not recommend withholding from Mr. Tauscher on those grounds alone. However, we do point out that this board needs to be more diligent and critical in its views on and disclosures of related party transactions going forward.  A more significant concern is the continuing KKR influence on the board. With the company’s recent announcement of Mr. Greene and Mr. Roberts stepping down from the board, the “KKR connection criticism is slightly mitigated. The remaining “KKR connection” on the board centers on Mr. MacDonnell and Mr. Hazen. Mr. Hazen is not a current nominee. Mr. MacDonnell is a former KKR partner and currently retired. As such, we do not recommend withholding from Mr. MacDonnell.

234

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

As we sift through the issues of failed transactions, undisclosed connections, and a board dominated by an outside entity, there is one constant ‘ Mr. Burd. Our recommendation to withhold from Mr. Burd is not a referendum on Mr. Burd’s continuation as CEO, nor should it be. That is for the board to judge. Rather, we focus on the performance of this board and the accountability of its CEO/chairman. In that light, one cannot disregard the ties that bind this board, including Mr. Burd, to KKR.  In its most recent governance reform, the company announced the election of Mr. Hazen as lead director. Mr. Hazen’s ties to KKR disqualify him as a strong counterbalance to Chairman Burd. We acknowledge that the board has few options for selection of a strong independent chairman from its existing directors, but we must note that the board created this problem by failing to replace the KKR directors in a timely fashion following the liquidation of KKR’s equity interest. The board now must find independent candidates to fill the three seats being vacated. We hope that one of these new nominees will emerge as a good choice for chairman. The recently announced reforms are a partial step towards resolving the KKR legacy issues. It demands a complete solution. New names and expertise are needed on this board, including a new independent board chairman. ISS acknowledges that this board has improved its corporate governance, but we believe they haven’t gone far enough. We note that a separate proposal on this ballot provides shareholders a voice on the issue of an independent chairman. Nevertheless, the collective history of relationships between KKR and Safeway cannot be ignored. Naming a strong independent chairman is the one reform that would set the company on the right path.

	1.2	Elect Director Robert I. MacDonnell		For
	1.3	Elect Director William Y. Tauscher		For
	2	Ratify Auditors		For	For		Mgmt

235

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	3	Declassify the Board of Directors		For	For		Mgmt
ISS supports this proposal.
	4	Approve Repricing of Options		For	For		Mgmt

We support option plans that give shareholders the ability to consider the option exchange program on a case-by-case basis. Our policy on option exchange programs require a careful examination of several factors, including: (1) the structural features of the exchange such as the exchange ratio, (2) employee eligibility, and (3) the term and vesting of the replacement options. We emphasize a value-for-value exchange and the exclusion of directors and top five named executives from the programs. Safeway’s option exchange program is a value-for-value exchange program because it attempts to equalize the value of the cancelled options and replacement options using the Black-Scholes option pricing model. The actual exchange ratio will be re-calculated shortly before the option exchange program to ensure an equivalent value exchange. The program also excludes the executive officers and the board of directors. The replacement options have a vesting period to prevent employees from exercising the options immediately. The replacement options will have a term of six years, which is very close to the overall weighted average remaining life of the surrendered options. Overall, the program addresses the value-for-value exchange, limits participation and provides for the appropriate vesting and terms of the replacement options. As such, we believe this item warrants shareholders support.

236

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Amend Bylaws to Require Independent Director as Chairman of the Board		Against	For		ShrHoldr

On May 3, 2004, the company announced the election of Paul Hazen as lead independent director. The company believes that it has met ISS standards on an independent lead director. However, as discussed more fully in the Elect Directors section, ISS believes that Mr. Hazen’s ties to KKR preclude him from acting as a strong counterbalance to Mr. Burd. We believe that Safeway’s board requires a strong independent chairman. Therefore, we support this shareholder proposal.

	6	Provide for Cumulative Voting		Against	For		ShrHoldr
In this case, the company fails to meet our performance criteria. Total shareholder returns must be, at a minimum, equal to its industry peers. Accordingly, the proposal warrants shareholder support.
	7	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

In this case, the proponents are asking for a report on the company’s policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety of GE products have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results.  Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would be a beneficial use of shareholder assets.

237

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Prepare Sustainability Report		Against	For		ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. While Safeway does have certain information on social, environmental, and economic initiatives available on the company website, detailed disclosure on issues of environmental performance, diversity, workplace health and safety, and sustainable growth could be improved and included as part of a more comprehensive report. Additionally, we do not believe that the incremental approach advocated by the GRI would be overly burdensome for the company to implement, especially since it appears that the company is already tracking and reporting on some of the information necessary to prepare the report. Therefore, considering the current lack of detailed disclosure and the potential benefits that could be derived from increased reporting, ISS recommends a vote for this proposal.

	9	Report on Political Contributions		Against	Against		ShrHoldr

With the recent resurgence of interest in campaign funding reform has come a renewed interest in corporate contributions to political parties and action committees. In recent years, shareholders have requested insight into company donations and the ability to provide input regarding how much (if any) money is appropriate to give to political organizations based on what political, ethical, and legal platforms are being endorsed by such funds. While some of this information is publicly available on Internet sites sponsored by political watchdog groups and campaign finance sites, this data may not be entirely current or all-inclusive. Proponents of these requests feel that it is the corporations’ responsibility to consolidate information regarding political contributions and present it in a report to the shareholders. Corporations have consistently responded to requests for the disclosure of political contributions by stating that federal and state laws require disclosure from the recipients and that the amounts contributed are not significant enough to warrant the expense of a report.  When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Safeway, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the company discloses its policy on political contributions on the company website. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

238

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Expense Stock Options		Against	For		ShrHoldr

ISS supports the expensing of options. We believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Because the company has made a commitment to expense options, we believe that management intends to support this proposal at its upcoming annual meeting.

01/26/04 - A	Sanmina-SCI Corp. *SANM*		800907107			12/01/03		6,139
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John C. Bolger		For
We recommend a vote FOR the directors.
	1.2	Elect Director Neil R. Bonke		For
	1.3	Elect Director Randy W. Furr		For
	1.4	Elect Director Mario M. Rosati		For
	1.5	Elect Director A. Eugene Sapp, Jr.		For
	1.6	Elect Director Wayne Shortridge		For
	1.7	Elect Director Peter J. Simone		For
	1.8	Elect Director Jure Sola		For
	1.9	Elect Director Bernard V Vonderschmitt		For
	1.10	Elect Director Jacqueline M. Ward		For
	2	Ratify Auditors		For	For		Mgmt

239

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	SBC Communications Inc. *SBC*		78387G103			03/02/04		45,532
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Barnes		For
	1.2	Elect Director James A. Henderson		For
	1.3	Elect Director John B. McCoy		For
	1.4	Elect Director S. Donley Ritchey		For
	1.5	Elect Director Joyce M. Roche		For
	1.6	Elect Director Patricia P. Upton		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Bylaws		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of SBC Communications, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Moreover, the company’s attorneys closely monitor compliance with these laws. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Change Size of Board of Directors		Against	Against		ShrHoldr

Given that: (1) the company’s corporate governance guidelines address the proponent’s concern regarding the size of the board and (2) the company has laid out a plan to reduce the size of the board to 13 directors by 2006, we do not believe this item warrants shareholder support.

240

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Schering-Plough Corp. *SGP*		806605101			03/05/04		20,202
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Fred Hassan		For

ISS Conclusion In reviewing Mr. Hassan’s employment contract with the company, ISS did not see any pay extravagance. His pay components at Schering-Plough mirror those at Pfizer. Moreover, the overall executive compensation program has tied the short-term and long-term components to pre-established performance measures. As such, ISS does not believe that there is an executive compensation issue in this company. However, the company’s stock performance has been poor in the short-term and long-term timeframe. Therefore, ISS will monitor CEO’s pay in relation to the company’s performance going forward. At this time, we recommend a vote FOR all director nominees.

	1.2	Elect Director Philip Leder, M.D.		For
	1.3	Elect Director Eugene R. McGrath		For
	1.4	Elect Director Richard de J. Osborne		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/14/04 - A	Schlumberger Ltd. *SLB*		806857108			02/25/04		8,017
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS		For	For		Mgmt
	3	APPROVAL OF ADOPTION OF THE 2004 STOCK AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS		For	For		Mgmt
	4	APPROVAL OF AUDITORS		For	For		Mgmt

241

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Sealed Air Corp. *SEE*		81211K100			03/08/04		1,219
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Sears, Roebuck & Co. *S*		812387108			03/15/04		3,512
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William L. Bax		For

ISS Conclusion: We recommend a vote FOR William L. Bax but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from insider Alan J. Lacy, and independent outsiders Hugh B. Price and Donald J. Carty for failure to implement the board declassification proposal.

	1.2	Elect Director Donald J. Carty		Withhold
	1.3	Elect Director Alan J. Lacy		Withhold
	1.4	Elect Director Hugh B. Price		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

ISS Conclusion: Because the ability to elect directors is the single most important use of the shareholder franchise,and all directors should be accountable on an annual basis, and because this proposal has received majority shareholder support in each of the past two years, we recommend that shareholders vote for this proposal.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: Because the company refuses to put any future pill to a shareholder vote, and because the pill proposal has received shareholder support in each of the past two years, we recommend that shareholders support this proposal.

	5	Establish Other Board Committee		Against	For		ShrHoldr

ISS Conclusion: Since the underlying purpose of this proposal is to provide an effective communication mechanism between the company’s shareholders and its board, we believe it to be in the best interest of the shareholders. As such, this proposal warrants a shareholder approval.

242

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Sempra Energy *SRE*		816851109			03/09/04		3,106
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen L. Baum		For
	1.2	Elect Director Wilford D. Godbold, Jr.		For
	1.3	Elect Director Richard G. Newman		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. Although, the total cost of the company’s plans of 11.15 percent is above the allowable cap for this company of 6.76 percent, the proposal is designed to bring the plan into compliance with Section 162 (m) of the Internal Revenue in order to preserve the tax deductibility and provides for the issuance of awards with performance-based criteria. Additionally, the plan forbids repricing. We believe these are positive amendments, therefore, we believe that this proposal warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt
	4	Declassify the Board of Directors		Against	For		ShrHoldr
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be redeemed and any new pill be put to a shareholder vote.

	6	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

In the case of Sempra Energy, the tax and other fees is represents only 17.62 percent of the total fees paid to the auditor for 2003. In view of the reasonable level of non-audit fees for 2003 and the Audit Committee procedures for mitigating potential conflicts of interest, we do not believe support of this proposal is warranted at this time.

	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Although Sempra Energy has a greater than 2/3 independent outsiders on its board, all-independent key committees, and established governance guidelines, the company has not designated a lead/presiding director with duties that meet all of our minimum requirements. The independent directors meet in executive session at the conclusion of each regularly scheduled board meeting and the chair of Compensation Committee presides over these sessions. However, it is not clearly stated, in the company’s proxy statement nor its website, that such presiding director presides at all meetings of the board at which the chairman is not present; serves as liaison between the chairman and the independent directors; approves information sent to the board; approves meetings schedules to assure that there is sufficient time for discussion of all agenda items; or has the authority to call meetings of the independent directors. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

243

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Siebel Systems, Inc. *SEBL*		826170102			04/29/04		7,043
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Scott Hartz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles R. Schwab		For
	1.3	Elect Director George T. Shaheen		For
	1.4	Elect Director John W. White		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Abstain	For		ShrHoldr

Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the “fair value” method, prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock Compensation.” The “fair value” is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the “fair value” method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing “fair value”, recent pressure by investors has led approximately 356 companies to publicly announce their plans to adopt the “fair value” method.  ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

244

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Sigma-Aldrich Corp. *SIAL*		826552101			03/05/04		954
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

05/05/04 - A	Simon Property Group, Inc. *SPG*		828806109			03/08/04		2,613
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Birch Bayh		For
We recommend a vote FOR the directors.
	1.2	Elect Director Melvyn E. Bergstein		For
	1.3	Elect Director Linda Walker Bynoe		For
	1.4	Elect Director Karen N. Horn		For
	1.5	Elect Director G. William Miller		For
	1.6	Elect Director J. Albert Smith, Jr.		For
	1.7	Elect Director Pieter S. van den Berg		For
	2	Ratify Auditors		For	For		Mgmt
	3	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent a substantial role of the lead director, we believe that a company of this size should be able to find an independent qualified director willing to serve as chairman.

05/13/04 - A	SLM Corp. *SLM*		78442P106			03/15/04		6,232
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.03 percent is within the allowable cap for this company of 10.97 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Snap-on Incorporated *SNA*		833034101			02/23/04		799
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John F. Fiedler		For
We recommend a vote FOR the directors.
	1.2	Elect Director W. Dudley Lehman		For
	1.3	Elect Director Frank S. Ptak		For
	1.4	Elect Director Edward H. Rensi		For
	2	Ratify Auditors		For	For		Mgmt

245

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/07/04 - A	Solectron Corp. *SLR*		834182107			11/18/03		9,992
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William A. Hasler		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael R. Cannon		For
	1.3	Elect Director Richard A. D’Amore		For
	1.4	Elect Director Heinz Fridrich		For
	1.5	Elect Director William R. Graber		For
	1.6	Elect Director Dr. Paul R. Low		For
	1.7	Elect Director C. Wesley M. Scott		For
	1.8	Elect Director Osamu Yamada		For
	1.9	Elect Director Cyril Yansouni		For
	2	Approve Option Exchange Program		For	Against		Mgmt

Vote Recommendation The proposed exchange program does not appear to be value-for-value even though it limits participation and provides vesting of the replacement restricted stock. We do not believe this item warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Southern Company *SO*		842587107			03/29/04		10,372
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Amos		For
	1.2	Elect Director Dorrit J. Bern		For
	1.3	Elect Director Francis S. Blake		For
	1.4	Elect Director Thomas F. Chapman		For
	1.5	Elect Director H. Allen Franklin		For
	1.6	Elect Director Bruce S. Gordon		For
	1.7	Elect Director Donald M. James		For
	1.8	Elect Director Zack T. Pate		For
	1.9	Elect Director J. Neal Purcell		For
	1.10	Elect Director David M. Ratcliffe		For
	1.11	Elect Director Gerald J. St. Pe		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Outside Director Stock in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

246

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	SouthTrust Corp. *SOTR*		844730101			02/20/04		4,568
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carl F. Bailey		For
We recommend a vote FOR the directors.
	1.2	Elect Director John M. Bradford		For
	1.3	Elect Director William C. Hulsey		For
	1.4	Elect Director Wallace D. Malone, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.78 percent is within the allowable cap for this company of 9.12 percent. In 2003, the company granted 31.10 percent of its total shares to the company’s top 5 executives.

05/19/04 - A	Southwest Airlines Co. *LUV*		844741108			03/23/04		10,827
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Herbert D. Kelleher		Withhold

We recommend a vote FOR the directors with the exceptions of C. Webb Crockett, June M. Morris and Herbert D. Kelleher. We recommend that shareholders WITHHOLD votes from June M. Morris for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board, C. Webb Crockett for standing as affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board, and Herbert D. Kelleher for failure to establish a majority independent board.

	1.2	Elect Director Rollin W. King		For
	1.3	Elect Director June M. Morris		Withhold
	1.4	Elect Director C. Webb Crockett		Withhold
	1.5	Elect Director William P. Hobby		For
	1.6	Elect Director Travis C. Johnson		For
	2	Ratify Auditors		For	For		Mgmt

247

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Sprint Corp. *FON*		852061100			02/20/04		12,474
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon M. Bethune		For
We recommend a vote FOR the directors with the exception of Linda Koch Lorimer.
	1.2	Elect Director E. Linn Draper, Jr.		For
	1.3	Elect Director Deborah A. Henretta		For
	1.4	Elect Director Linda Koch Lorimer		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Performance-Based/Indexed Options		Against	For		ShrHoldr
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr
	6	Report on Foreign Outsourcing		Against	Against		ShrHoldr

04/20/04 - A	Sprint Corp. *FON*		852061506			02/20/04		14,246
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon M. Bethune		For
We recommend a vote FOR the directors with the exception of Linda Koch Lorimer.
	1.2	Elect Director E. Linn Draper, Jr.		For
	1.3	Elect Director Deborah A. Henretta		For
	1.4	Elect Director Linda Koch Lorimer		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Performance-Based/Indexed Options		Against	For		ShrHoldr
	4	Limit Executive Compensation		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr
	6	Report on Foreign Outsourcing		Against	Against		ShrHoldr

05/12/04 - A	St. Jude Medical, Inc. *STJ*		790849103			03/15/04		2,367
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael A. Rocca		For
	1.2	Elect Director David A. Thompson		For
	1.3	Elect Director Stefan K. Widensohler		For
	2	Ratify Auditors		For	For		Mgmt

248

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 250,000,000 shares is below the allowable threshold of 387,500,000 shares.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The Compensation Committee and Management Development Committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

06/17/04 - A	Staples, Inc. *SPLS*		855030102			04/19/04		7,100
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur M. Blank		For
	1.2	Elect Director Gary L. Crittenden		For
	1.3	Elect Director Martin Trust		For
	1.4	Elect Director Paul F. Walsh		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.87 percent is within the allowable cap for this company of 9.92 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

249

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.
	5	Ratify Auditors		For	For		Mgmt
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Conclusion Given that the plan has already expired, and that the board has determined not to renew the plan, this proposal has become moot. Therefore, we recommend that shareholders vote against this item.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Conclusion Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer.

	8	Limit Executive Compensation		Against	Against		ShrHoldr
Conclusion ISS policy is to recommend voting against proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
	9	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

Conclusion In this case, the company states that the Audit Committee pre-approves all services by Ernst & young LLP, the company’s independent auditors in compliance with the rules of Sarbanes-Oxley Act. Also, the aggregate fees paid for ‘tax services’ and ‘other services’ are less than the aggregate fees paid for ‘audit services’ and ‘audit-related services’. Therefore, we believe this proposal does not warrant shareholder support.

03/30/04 - A	Starbucks Corp. *SBUX*		855244109			01/26/04		5,109
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

250

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Starwood Hotels & Resorts Worldwide, Inc. *HOT*		85590A203			03/19/04		2,822
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eric Hippeau		For
We recommend FOR the directors.
	1.2	Elect Director Daniel Yih		For
	1.3	Elect Director Kneeland Youngblood		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.11 percent is within the allowable cap for this company of 12.26 percent.
	4	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

04/21/04 - A	State Street Corp. (Boston) *STT*		857477103			02/27/04		4,609
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kennett Burnes		For
We recommend a vote FOR the directors.
	1.2	Elect Director David Gruber		For
	1.3	Elect Director Linda Hill		For
	1.4	Elect Director Charles Lamantia		For
	1.5	Elect Director Robert Weissman		For
	2	Exempt Board of Directors from Massachusetts General Laws, Chapter 156B, Section 50A(a)		Against	For		ShrHoldr
ISS concludes that shareholders should have the ability to remove directors with or without cause and the board should be annually elected.

04/20/04 - A	Stryker Corp. *SYK*		863667101			02/27/04		2,796
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Brown		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Ronda E. Stryker and Donald M. Engelman, Ph.D. We recommend that shareholders WITHHOLD votes from Ronda E. Stryker for standing as an affiliated outsider on the compensation and nominating committees and from Donald M. Engelman, Ph.D. for standing as affiliated outsiders on the nominating committee.

	1.2	Elect Director Howard E. Cox, Jr.		For
	1.3	Elect Director Donald M. Engelman, Ph.D.		Withhold
	1.4	Elect Director Jerome H. Grossman, M.D.		For
	1.5	Elect Director John S. Lillard		For
	1.6	Elect Director William U. Parfet		For
	1.7	Elect Director Ronda E. Stryker		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt

251

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	SunGard Data Systems Inc. *SDS*		867363103			03/15/04		3,934
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gregory S. Bentley		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Gregory S. Bentley. We recommend that shareholders WITHHOLD votes from Gregory S. Bentley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Michael C. Brooks		For
	1.3	Elect Director Cristobal Conde		For
	1.4	Elect Director Ramon de Oliveira		For
	1.5	Elect Director Henry C. Duques		For
	1.6	Elect Director Albert A. Eisenstat		For
	1.7	Elect Director Bernard Goldstein		For
	1.8	Elect Director Janet Brutschea Haugen		For
	1.9	Elect Director James L. Mann		For
	1.10	Elect Director Malcolm I. Ruddock		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Sunoco, Inc. *SUN*		86764P109			02/10/04		1,024
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	SunTrust Banks, Inc. *STI*		867914103			02/20/04		3,888
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J. Hicks Lanier		For
	1.2	Elect Director Larry L. Prince		For
	1.3	Elect Director Frank S. Royal, M.D.		For
	1.4	Elect Director Robert M. Beall, II		For
	1.5	Elect Director Jeffrey C. Crowe		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.16 percent is within the allowable cap for this company of 5.18 percent. Additionally, this plan expressly forbids repricing.

252

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	SUPERVALU Inc. *SVU*		868536103			04/01/04		1,910
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles M. Lillis		For
	1.2	Elect Director Jeffrey Noodle		For
	1.3	Elect Director Steven S. Rogers		For
	1.4	Elect Director Ronald E. Daly		For
	1.5	Elect Director Marissa Peterson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares could in effect provide for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

04/26/04 - A	Symbol Technologies, Inc. *SBL*		871508107			03/01/04		3,175
	1	Elect Directors		For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.25 percent is within the allowable cap for this company of 12.33 percent.
Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

253

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Synovus Financial Corp. *SNV*		87161C105			02/17/04		3,936
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/08/04 - A	T. Rowe Price Group, Inc. *TROW*		74144T108			02/06/04		1,584
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward C. Bernard		For
We recommend a vote FOR the directors.
	1.2	Elect Director James T. Brady		For
	1.3	Elect Director D. William J. Garrett		For
	1.4	Elect Director Donald B. Hebb, Jr.		For
	1.5	Elect Director James A.C. Kennedy		For
	1.6	Elect Director James S. Riepe		For
	1.7	Elect Director George A. Roche		For
	1.8	Elect Director Brian C. Rogers		For
	1.9	Elect Director Dr. Alfred Sommer		For
	1.10	Elect Director Dwight S. Taylor		For
	1.11	Elect Director Anne Marie Whittemore		For
	2	Ratify Auditors		For	For		Mgmt

254

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation ISS met with T. Rowe Price management to discuss T. Rowe Price’s stock compensation plan. Management representatives included George Roche, James Riepe and William Stromberg, Chairman & President, Vice Chairman and Director of Equity Research, respectively. T. Rowe Price views the stock option program as an important part of its ability to attract and retain its professional staff. T. Rowe Price management believes strongly that stock options best directly align the interests of employees and shareholders. The maintenance of a consistent option program permits the company to invest in its employees and tie them in to the long term success of the firm. The company has, therefore, placed a greater emphasis on this incentive program than on cash or other forms of long-term incentives used by many of its competitors. Furthermore, the company provides longer than normal option term vesting at 20% annually over five years. The stock option program has incentivized and retained employees. According to the company, the average tenure of portfolio managers and analysts is 12 years. As such, the company has built up a considerable amount of outstanding stock options. The company views the outcome favorably due to the firm’s success and long tenured staff. T. Rowe Price also emphasized that equity awards to the top five executives have been modest with an average of about 4 percent of total shares awarded in the past three years. Some of the executive awards were reload options too. Moreover, the company does not offer Supplemental Executive Retirement Plans (SERPs) or defined pension plans. Therefore, the company does not have any hidden liabilities. Beneficial ownership of executives and directors is about 14 percent as of the record date. The total direct compensation of the top five named executives does not appear to be excessive in light of the company’s stock price performance. While ISS recognizes T. Rowe

Price’s compensation methodology for retaining employees, ISS primarily evaluates stock-based incentive proposals by analyzing the economic costs and the dilutive impact on shareholders. Since T. Rowe Price uses a higher level of equity in its compensation to employees to offset the lower cash compensation and other forms of long-term incentives, there are higher levels of economic costs and dilution associated with it. Therefore, the cost for the 2004 Stock Incentive Plan is 13.30 percent and has exceeded the allowable cap of 6.20 percent. As such, ISS considers the cost of the proposed plan to be high and we recommend voting AGAINST it.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

255

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Target Corporation *TGT*		87612E106			03/22/04		12,573
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Calvin Darden		For
	1.2	Elect Director Michele J. Hooper		For
	1.3	Elect Director Anne M. Mulcahy		For
	1.4	Elect Director Stephen W. Sanger		For
	1.5	Elect Director Warren R. Staley		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.85 percent is within the allowable cap for this company of 7.19 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	TECO Energy, Inc. *TE*		872375100			02/18/04		2,456
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tom L. Rankin		For
ISS recommends a vote FOR all director nominees, but advocates for a more transparent disclosure on executive compensation.
	1.2	Elect Director William D. Rockford		For
	1.3	Elect Director J. Thomas Touchton		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.83 percent is within the allowable cap for this company of 5.22 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

256

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Limit Executive Compensation		Against	Against		ShrHoldr

According to the company’s proxy materials, the long-term component of the company’s incentive compensation program consists of equity-based grants which have been in the form of stock options and restricted stock. The Compensation Committee’s policy has been to base individual awards on an annual study by its outside consultant comparing the value of long-term incentive grants to salary levels in the energy services industry. The performance-based restricted stock granted in 2003 has a payout that is dependent upon the total return of the company’s common stock over a three-year period relative to that of the median company (in terms of total return) in the Dow Jones Electric Utility Index. The Compensation Committee states that this index was selected because it allows for more readily available computations of the total return of a peer group than the S&P Electric Utility Index. If the common stock’s total return is equal to that of the median company during the three-year period, the payout will be equal to 90 percent of the target amount. If the total return is in the top ten percent of the companies in the index, the payout will be at 200 percent. If the total return is in the bottom one-third of these companies, there will be no payout. A minimum payout of 50 percent of target will be made if performance is equal to the 33/ 3 percentile. The payout for performance between the top 10 percent and the bottom one-third is prorated. The time-vested restricted stock granted in 2003 vests following three years of service. The stock options granted in 2003 vest over a three-year period and have a ten-year term. In addition, the board has adopted stock ownership guidelines of five times base salary for the CEO and three times base salary for the other executive officers. These guidelines allow the executives five years to acquire this amount of stock and do not recognize stock options as shares owned. With respect to the proponent’s request, the company already utilizes restricted stock as part of its executive compensation package. In addition, the company: (1) has disclosed the performance criteria (total shareholder return) utilized in the determination of payouts attributable to performance based restricted stock and (2) requires a three year vesting schedule for its restricted stock grants to executives. Although the company is not in compliance with the proponent’s request for no dividend or proxy voting rights and a 100 percent retention ratio pursuant to the restricted share program, we believe that such requests are overly restrictive. A 100 percent retention ratio (all shares granted pursuant to the restricted share program should be retained by the senior executives for the duration of their tenure with the company) is too restrictive. ISS believes that a meaningful retention ratio is at least 50 percent for full tenure. The company’s 2004 Equity Incentive Plan (2004 Plan) allows for dividend rights with respect to restricted shares and is silent on whether restricted share grants may be granted proxy voting rights. We believe that the company should be given the latitude to grant dividend rights in its structuring of the terms of its restricted stock grants. Although we would object to proxy voting rights for restricted shares, the official plan document of the 2004 Plan does not expressly allow for this right. According to ISS, the company is currently in compliance with the aspects of the proposal which ISS supports. We also note the fact that, according to ISS, the cost of the 2004 Plan (the plan pursuant to which the company makes its restricted stock grants) is reasonable. In addition, the shareholder value transfer attributable to the company’s equity compensation is below its industry group and primary index, as illustrated in the Comparison of Cost and Dilution with Peers table in Item 3, and the company’s the burn rate is also below its industry group and primary index, as illustrated in the Comparative Burn Rate table in Item 3. Finally, it should also be noted that CEO’s total direct compensation, which includes restricted stock grants) has decreased from 2002 to 2003. In light of the fact that: (1) the company’s overall executive and equity compensation packages are reasonable and (2) the company currently complies with the components of the proposal which ISS supports, we do not believe this item warrants shareholder support at this time.

257

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

258

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Tellabs, Inc. *TLAB*		879664100			02/23/04		5,771
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Birck		For
We recommend a vote FOR the directors.
	1.2	Elect Director Frederick A. Krehbiel		For
	1.3	Elect Director Krish A. Prabhu		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.02 percent is within the allowable cap for this company of 11.09 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Temple-Inland Inc. *TIN*		879868107			03/10/04		752
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Tenet Healthcare Corp. *THC*		88033G100			03/11/04		6,393
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Trevor Fetter		For

While ISS recommends voting for all directors up for election this year, ISS will continue to monitor the company’s events surrounding board members, executive compensation and alleged misconduct in billing practices.

	1.2	Elect Director Van B. Honeycutt		For
	1.3	Elect Director John C. Kane		For
	1.4	Elect Director Edward A. Kangas		For
	1.5	Elect Director J. Robert Kerrey		For
	1.6	Elect Director Richard R. Pettingill		For
	2	Ratify Auditors		For	For		Mgmt

259

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Teradyne, Inc. *TER*		880770102			04/05/04		2,670
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mulroney		For
We recommend a vote FOR the directors.
	1.2	Elect Director Patricia S. Wolpert		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104			02/17/04		23,447
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Adams		For
	1.2	Elect Director David L. Boren		For
	1.3	Elect Director Daniel A. Carp		For
	1.4	Elect Director Thomas J. Engibous		For
	1.5	Elect Director Gerald W. Fronterhouse		For
	1.6	Elect Director David R. Goode		For
	1.7	Elect Director Wayne R. Sanders		For
	1.8	Elect Director Ruth J. Simmons		For
	1.9	Elect Director Richard K. Templeton		For
	1.10	Elect Director Christine Todd Whitman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

260

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Textron Inc. *TXT*		883203101			03/05/04		1,830
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kathleen M. Bader		For
	1.2	Elect Director R. Kerry Clark		For
	1.3	Elect Director Ivor J. Evans		For
	1.4	Elect Director Lord Powell of Bayswater KCMG		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.77 percent is within the allowable cap for this company of 7.28 percent.
	3	Approve Stock-for-Salary/Bonus Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.54 percent is within the allowable cap for this company of 7.28 percent.
	4	Ratify Auditors		For	For		Mgmt
	5	Report on Foreign Weapons Sales		Against	Against		ShrHoldr

In view of the fact that the company already complies with government controls and disclosure requirements for its foreign military sales, that the company provides some additional, appropriate information on foreign sales in its annual report, and that disclosure of sensitive and confidential information could put the company at a competitive disadvantage in the contract bidding process, we do not believe that this proposal is in the best economic interests of shareholders.

	6	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Textron, we note that the company complies with laws regarding contributions to political candidates or organizations. Moreover, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

261

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Cease Charitable Contributions		Against	Against		ShrHoldr

ISS generally believes that charitable contributions are beneficial to the company when they are donated in good faith and in the absence of gross negligence or self-dealing of management. These contributions assist in worthwhile causes and can help generate goodwill within the community. Textron’s Corporate Giving Program engages and donates to causes that management believes are beneficial to the communities in which the company operates and in the best interests of the company. Therefore, lacking evidence to the contrary, we believe that continuing these charitable contributions is in the best interests of the shareholders.

04/28/04 - A	The AES Corp. *AES*		00130H105			03/03/04		8,555
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard Darman		For
We recommend a vote FOR the directors.
	1.2	Elect Director Alice F. Emerson		For
	1.3	Elect Director Paul T. Hanrahan		For
	1.4	Elect Director Kristina M. Johnson		For
	1.5	Elect Director John A. Koskinen		For
	1.6	Elect Director Philip Lader		For
	1.7	Elect Director John H. McArthur		For
	1.8	Elect Director Sandra O. Moose		For
	1.9	Elect Director Philip A. Odeen		For
	1.10	Elect Director Charles O. Rossotti		For
	1.11	Elect Director Sven Sandstrom		For
	1.12	Elect Director Roger W. Sant		For
	2	Ratify Auditors		For	For		Mgmt

262

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	The Allstate Corp. *ALL*		020002101			03/19/04		9,678
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F. Duane Ackerman		For
	1.2	Elect Director James G. Andress		For
	1.3	Elect Director Edward A. Brennan		For
	1.4	Elect Director W. James Farrell		For
	1.5	Elect Director Jack M. Greenberg		For
	1.6	Elect Director Ronald T. LeMay		For
	1.7	Elect Director Edward M. Liddy		For
	1.8	Elect Director J. Christopher Reyes		For
	1.9	Elect Director H. John Riley, Jr.		For
	1.10	Elect Director Joshua I. Smith		For
	1.11	Elect Director Judith A. Sprieser		For
	1.12	Elect Director Mary Alice Taylor		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

While the company meets most of the aforementioned corporate governance provisions, it does not allow shareholders to call for special meetings or to act by written consent with 90 days’ notice. Accordingly, the proposal warrants shareholder support.

263

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	The Bank Of New York Co., Inc. *BK*		064057102			02/23/04		10,682
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank J. Biondi, Jr.		For
	1.2	Elect Director Nicholas M. Donofrio		For
	1.3	Elect Director Alan R. Griffith		For
	1.4	Elect Director Gerald L. Hassell		For
	1.5	Elect Director Richard J. Kogan		For
	1.6	Elect Director Michael J. Kowalski		For
	1.7	Elect Director John A. Luke, Jr.		For
	1.8	Elect Director John C. Malone		For
	1.9	Elect Director Paul Myners, CBE		For
	1.10	Elect Director Robert C. Pozen		For
	1.11	Elect Director Catherine A. Rein		For
	1.12	Elect Director Thomas A. Renyi		For
	1.13	Elect Director William C. Richardson		For
	1.14	Elect Director Brian L. Roberts		For
	1.15	Elect Director Samuel C. Scott III		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Report on Political Contributions		Against	Against		ShrHoldr
In light of the potential costs associated with the requested report, we recommend that shareholders oppose this request.
	5	Limit Executive Compensation		Against	Against		ShrHoldr

The Compensation Committee is composed entirely of independent directors and currently sets and reviews the company’s executive compensation program. We believe that the Compensation Committee should have the flexibility to determine an executive’s pay based on a number of factors, rather then have an arbitrary cap to determine executive compensation. Although we agree with the proponent that the restricted share program should utilize justifiable performance criteria and challenging performance benchmarks, the proposed caps on restricted stock grants, severance payments, salary and bonus, would be unduly restrictive. Thus, we do not support this proposal.

264

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Limit Composition of Committee to Independent Directors		Against	Against		ShrHoldr

According to ISS definition, the members on the Risk Committee are independent outside directors. The board is also majority independent according to ISS definition. Therefore we believe, in this case, the proposal does not warrant shareholder support at this time.

	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

03/31/04 - A	The Bear Stearns Companies Inc. *BSC*		073902108			02/19/04		1,301
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James E. Cayne		For
We recommend a vote FOR the directors.
	1.2	Elect Director Carl D. Glickman		For
	1.3	Elect Director Alan C. Greenberg		For
	1.4	Elect Director Donald J. Harrington		For
	1.5	Elect Director William L. Mack		For
	1.6	Elect Director Frank T. Nickell		For
	1.7	Elect Director Paul A. Novelly		For
	1.8	Elect Director Frederic V. Salerno		For
	1.9	Elect Director Alan D. Schwartz		For
	1.10	Elect Director Warren J. Spector		For
	1.11	Elect Director Vincent Tese		For
	2	Amend the Capital Accumulation Plan for Senior Managing Directors		For	Against		Mgmt

ISS evaluates proposed amendments that lengthen the term of the plan based on the appropriateness of the original plan. In this case cost is the determining factor. The total cost of this plan was established by valuing the company’s options and awards under all existing plans that are available for future issuance (B shares), and granted but unexercised (C shares). Moreover, the CAP plan provides preferential dividends in the form of CAP units, which are much more costly than regular dividends. The value of the company’s B and C shares is 30.55 percent, which is above the allowable cap for this company of 12.66 percent.

265

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation

Bear Stearns has various stock compensation plans aimed to increase the emphasis on stock-based incentive compensation and align the compensation of key employees with the long-term interests of shareholders. Specifically, the company has the capital accumulation plan (CAP), restricted stock unit plan and stock award plan for key employees. Bear Stearns believes that the company is reasonable in its compensation for employees in that employees received lower cash compensation for higher levels of equity awards in the form of CAP units, restricted stock units and stock options. Since the company provides annual grants of stock units and stock options, the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Since the stock repurchase program offsets the voting power dilution, ISS reduced the entire voting power dilution to zero. However, ISS focuses on the economic costs of stock-based incentive plans in our analysis. Bear Stearns has submitted two equity plans in the proxy statement. The costs for the two plans are 30.67 percent and 39.08 percent, respectively. The combined shareholder value transfer for the combined plan is 40.73 percent, and has exceeded the company’s allowable shareholder value transfer cap of 12.66 percent. As such, ISS recommends voting AGAINST the plans due to the excessive costs.

266

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Restricted Stock Plan		For	Against		Mgmt

VI. Vote Recommendation

Bear Stearns has various stock compensation plans aimed to increase the emphasis on stock-based incentive compensation and align the compensation of key employees with the long-term interests of shareholders. Specifically, the company has the capital accumulation plan (CAP), restricted stock unit plan and stock award plan for key employees. Bear Stearns believes that the company is reasonable in its compensation for employees in that employees received lower cash compensation for higher levels of equity awards in the form of CAP units, restricted stock units and stock options. Since the company provides annual grants of stock units and stock options, the company intends to offset the potentially dilutive impact of such annual grants by purchasing stock in the open market. Furthermore, the board of directors also approved an amendment to the stock repurchase program to allow the company to purchase up to $1.0 billion of common stock in fiscal 2003 and beyond. The company purchased under the current and prior authorizations a total of 11,003,455 shares during the fiscal year ended November 30, 2003. Since the stock repurchase program offsets the voting power dilution, ISS reduced the entire voting power dilution to zero. However, ISS focuses on the economic costs of stock-based incentive plans in our analysis. Bear Stearns has submitted two equity plans in the proxy statement. The costs for the two plans are 30.67 percent and 39.08 percent, respectively. The combined shareholder value transfer for the combined plan is 40.73 percent, and has exceeded the company’s allowable shareholder value transfer cap of 12.66 percent. As such, ISS recommends voting AGAINST the plans due to the excessive costs.

	5	Ratify Auditors		For	For		Mgmt

04/27/04 - A	The Black & Decker Corp. *BDK*		091797100			02/17/04		1,037
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.14 percent is within the allowable cap for this company of 10.10 percent.
	4	Limit Executive Compensation		Against	Against		ShrHoldr

267

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	The Boeing Co. *BA*		097023105			03/05/04		11,532
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John H. Biggs		Withhold
	1.2	Elect Director John E. Bryson		Withhold
	1.3	Elect Director Linda Z. Cook		For
	1.4	Elect Director Rozanne L. Ridgway		Withhold
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
	4	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr
	5	Adopt Amended Workplace Code of Conduct		Against	For		ShrHoldr
	6	Declassify the Board of Directors		Against	For		ShrHoldr
	7	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr
	8	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr
	9	Adopt a Policy that will Commit Executive & Directors to Hold at least 75% of their Shares		Against	For		ShrHoldr
	10	Provide Employees Choice of Pension Plans at Retirement or Termination		Against	Against		ShrHoldr

05/17/04 - A	The Charles Schwab Corp. *SCH*		808513105			03/18/04		18,706
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald G. Fisher		For
We recommend a vote FOR the directors.
	1.2	Elect Director Paula A. Sneed		For
	1.3	Elect Director David B. Yoffie		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.05 percent is within the allowable cap for this company of 8.65 percent. Additionally, this plan expressly forbids repricing.

268

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	The Chubb Corp. *CB*		171232101			03/08/04		2,558
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Zoe Baird		For
We recommend a vote FOR the directors.
	1.2	Elect Director Sheila P. Burke		For
	1.3	Elect Director James I. Cash, Jr.		For
	1.4	Elect Director Joel J. Cohen		For
	1.5	Elect Director James M. Cornelius		For
	1.6	Elect Director John D. Finnegan		For
	1.7	Elect Director David H. Hoag		For
	1.8	Elect Director Klaus J. Mangold		For
	1.9	Elect Director Sir David G. Scholey, CBE		For
	1.10	Elect Director Raymond G. H. Seitz		For
	1.11	Elect Director Lawrence M. Small		For
	1.12	Elect Director Daniel E. Somers		For
	1.13	Elect Director Karen Hastie Williams		For
	1.14	Elect Director James M. Zimmerman		For
	1.15	Elect Director Alfred W. Zollar		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of this plan is 7.61 percent, which is within the allowable cap for this company of 9.78 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.36 percent is within the allowable cap for this company of 9.78 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt
	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Chubb, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Furthermore, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly or difficult to gather and publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

269

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	The Coca-Cola Company *KO*		191216100			02/23/04		33,704
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Herbert A. Allen		For

We recommend a vote FOR the directors with the exception of Warren E. Buffett. We recommend that shareholders WITHHOLD votes from Warren E. Buffett for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Ronald W. Allen		For
	1.3	Elect Director Cathleen P. Black		For
	1.4	Elect Director Warren E. Buffett		Withhold
	1.5	Elect Director Douglas N. Daft		For
	1.6	Elect Director Barry Diller		For
	1.7	Elect Director Donald R. Keough		For
	1.8	Elect Director Susan Bennett King		For
	1.9	Elect Director Maria Elena Lagomasino		For
	1.10	Elect Director Donald F. Mchenry		For
	1.11	Elect Director Robert L. Nardelli		For
	1.12	Elect Director Sam Nunn		For
	1.13	Elect Director J. Pedro Reinhard		For
	1.14	Elect Director James D. Robinson III		For
	1.15	Elect Director Peter V. Ueberroth		For
	1.16	Elect Director James B. Williams		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Operational Impact of HIV/AIDS Pandemic		For	For		ShrHoldr
	4	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	5	Prohibit Awards to Executives		Against	Against		ShrHoldr
	6	Submit Executive Compensation to Vote		Against	For		ShrHoldr
Based on the above analysis, ISS is concerned with the disparate treatment given to senior executives. Therefore, ISS recommends voting FOR the proposal.

270

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Submit Executive Compensation to Vote		Against	Against		ShrHoldr
	8	Implement China Principles		Against	Against		ShrHoldr
	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Although the company has a board of directors comprised of a majority of independent directors, the CEO performance is reviewed annually by the Compensation Committee, which is all-independent, and James D. Robinson III performs a role like that of a lead director; Douglas Daft, the Chairman/CEO serves as the Chair of the Executive Committee. From analyzing his duties, it does not seem that Mr. Robinson performs the exact duties of a lead director, but rather does them in concert with other members. Mr. Robinson works with the Chairman and the other committee heads and the Corporate Secretary to develop both agendas for committee meetings and information sent to the Board. In ISS’s view, it is essential to have an independent outsider as the lead director or Chairman of the Executive Committee, for maintaining a boardroom balance when the chairman and CEO positions are combined. Such a person would not only lead executive sessions of the outside directors independently, but also work closely with the chairman in finalizing information flow to the directors, setting the agenda for board meetings, and conducting performance evaluations of the board and CEO.  Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

05/13/04 - A	The Dow Chemical Company *DOW*		260543103			03/15/04		12,659
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arnold A. Allemang		For
	1.2	Elect Director John C. Danforth		For
	1.3	Elect Director Jeff M. Fettig		For
	1.4	Elect Director Andrew N. Liveris		For
	1.5	Elect Director James M. Ringler		For
	1.6	Elect Director William S. Stavropoulos		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

271

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Report on Social Initiatives in Bhopal		Against	Against		ShrHoldr

ISS generally supports proposals for increased disclosure that promote good corporate citizenship while enhancing long-term shareholder value. Increased transparency can better inform shareholders on the potential risks and opportunities associated with their investment. In this case ISS notes that the proposal also calls for certain actions to be taken as a function of the reporting initiative. Amplifying statements to the Securities and Exchange Commission from the proponent have recommended that these actions include Dow’s dispatch of staff and equipment to Bhopal to supervise remediation; Disclosure of all information held by Union Carbide related to the health impacts of methyl isocyanate; Conducting and disclosing further health studies on methyl isocyanate to assist in meeting continuing medical needs of the Bhopal victims; and Conduct meetings with survivors of the Bhopal tragedy and report on the results. Further the proponent has noted that the company should disclose further information on legal risks associated with Bhopal and potential opportunity costs, including impact on the company’s operations in Asia, associated with Dow Chemicals stance on the Bhopal tragedy.  ISS believes that this resolution merits serious consideration based on the impact of the tragic accident in Bhopal on the company and on thousands of people. That said, while we agree with the proponents that Dow Chemical should undertake efforts to increase its disclosure on this topic, we are concerned with the structure of this resolution, specifically the actions that the proponents are linking to the report. ISS notes that the company has disclosed certain information on Bhopal both on the Dow Chemicals website and on www.bhopal.com, a website sponsored by Union Carbide specifically discussing information on the tragedy. Further, while we have noted that the company could improve its transparency on certain issues, it may not be appropriate to disclose certain legal risks or potential opportunity costs that may be speculative in nature and potentially misunderstood or mischaracterized. Moreover, while ISS believes that the company could benefit from increased disclosure, we do not believe that the actions requested by the proponents to accompany this report are necessary per se, or an appropriate expenditure of shareholder assets. Therefore, ISS urges Dow Chemical to increase the scope and detail of discussion on the Bhopal tragedy; however, based on the structure and potential expenses associated with the actions requested by this proposal we are not compelled to recommend shareholder support for the resolution.

272

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	The Gap, Inc. *GPS*		364760108			03/15/04		12,357
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Howard Behar		For
	1.2	Elect Director Adrian D.P. Bellamy		For
	1.3	Elect Director Donald G. Fisher		For
	1.4	Elect Director Doris F. Fisher		For
	1.5	Elect Director Robert J. Fisher		For
	1.6	Elect Director Glenda A. Hatchett		For
	1.7	Elect Director Penelope L. Hughes		For
	1.8	Elect Director Bob L. Martin		For
	1.9	Elect Director Jorge P. Montoya		For
	1.10	Elect Director Paul S. Pressler		For
	1.11	Elect Director James M. Schneider		For
	1.12	Elect Director Mayo A. Shattuck III		For
	1.13	Elect Director Margaret C. Whitman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The Compensation and Management Development Committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

273

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	The Gillette Co. *G*		375766102			03/22/04		13,890
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward F. DeGraan		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Jorge Paulo and Wilbur H. Gantz and from insiders James M. Kilts and Edward F. DeGraan for failure to implement the proposal to declassify the board.

	1.2	Elect Director Wilbur H. Gantz		Withhold
	1.3	Elect Director James M. Kilts		Withhold
	1.4	Elect Director Jorge Paulo Lemann		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.81 percent is within the allowable cap for this company of 8.14 percent. Additionally, this plan expressly forbids repricing.
	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Therefore we strongly support this proposal, especially in view of the majority shareholder support received at the company’s previous two annual meetings.

	5	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

In this case, the company states that the Audit Committee pre-approves all services by KPMG, the company’s independent auditors in compliance with the rules of Sarbanes-Oxley Act. Also, the company reduced the use of its auditor for “permitted non-audit services” and thus the aggregate fees paid for ‘tax services’ and ‘other services’ are less than the aggregate fees paid for ‘audit services’ and ‘audit-related services’. Therefore, we believe this proposal does not warrant shareholder support.

274

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

03/31/04 - A	The Goldman Sachs Group, Inc. *GS*		38141G104			02/02/04		6,209
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

06/30/04 - A	The Goodyear Tire & Rubber Co. *GT*		382550101			05/10/04		2,508
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Keegan		For
	1.2	Elect Director Rodney O’Neal		For
	1.3	Elect Director Shirley D. Peterson		For
	1.4	Elect Director John G. Breen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. Goodyear, in this case, has published in its guidelines that it will terminate the existing rights plan (effective June 1, 2004) and will put future plans up for shareholder approval or ratification within one year. We believe this balances the board’s ability to exercise its fiduciary duty while still permitting a shareholder vote within a reasonable timeframe. Therefore, we recommend a vote AGAINST this proposal.

275

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	The Hartford Financial Services Group, Inc. *HIG*		416515104			03/22/04		3,901
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ramani Ayer		For
	1.2	Elect Director Ronald E. Ferguson		For
	1.3	Elect Director Edward J. Kelly, III		For
	1.4	Elect Director Paul G. Kirk, Jr.		For
	1.5	Elect Director Thomas M. Marra		For
	1.6	Elect Director Gail J. McGovern		For
	1.7	Elect Director Robert W. Selander		For
	1.8	Elect Director Charles B. Strauss		For
	1.9	Elect Director H. Patrick Swygert		For
	1.10	Elect Director Gordon I. Ulmer		For
	1.11	Elect Director David K. Zwiener		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponents’ concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

276

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	The Interpublic Group of Companies, Inc. *IPG*		460690100			03/26/04		5,910
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David A. Bell		For
We recommend a vote FOR the directors with the exception of independent outsider J. Phillip Samper. We recommend that shareholders WITHHOLD votes from J. Phillip Samper for poor attendance.
	1.2	Elect Director Frank J. Borell		For
	1.3	Elect Director Reginald K. Brack		For
	1.4	Elect Director Jill M. Considine		For
	1.5	Elect Director Christopher J. Coughlin		For
	1.6	Elect Director John J. Donner, Jr.		For
	1.7	Elect Director Richard A. Goldstein		For
	1.8	Elect Director H. John Greenlaus		For
	1.9	Elect Director Michael I. Roth		For
	1.10	Elect Director J. Phillip Samper		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.51 percent is within the allowable cap for this company of 7.66 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 2.24 percent is within the allowable cap for this company of 7.66 percent.
	4	Ratify Auditors		For	For		Mgmt
	5	MacBride Principles		Against	Against		ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles and the potential difficulties associated with full implementation of the Principles, we recommend that shareholders oppose this request.

277

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	The Kroger Co. *KR*		501044101			04/26/04		10,557
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John L. Clendenin		For
	1.2	Elect Director David B. Dillon		For
	1.3	Elect Director David B. Lewis		For
	1.4	Elect Director Don W. McGeorge		For
	1.5	Elect Director W. Rodney McMullen		For
	1.6	Elect Director Susan M. Phillips		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr
	4	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In this case, Kroger has a greater than 2/3 independent board, all-independent key committees, and has established governance guidelines. However, the role of the presiding director, the chair of the Governance Committee, does not encompass all the duties listed above, other than presiding at the executive sessions of independent directors.

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.
	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	Against		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Furthermore, we believe that a company’s severance provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company. However, in this case, the proposal does not call for the option of seeking approval after the material terms of the agreement are agreed upon. Because it is not practical to obtain prior shareholder approval for these agreements, we believe that the proposal as mandated by the proponent is too restrictive. As such, we do not believe this proposal warrants shareholder support at this time.

278

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	The May Department Stores Co. *MAY*		577778103			04/02/04		4,076
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Eugene S. Kahn		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders William P. Stiritz, James M. Kilts and Helene L. Kaplan and insider Eugene S. Kahn for failure to implement the proposal to declassify the board.

	1.2	Elect Director Helene L. Kaplan		Withhold
	1.3	Elect Director James M. Kilts		Withhold
	1.4	Elect Director Russell E. Palmer		Withhold
	1.5	Elect Director William P. Stiritz		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.73 percent is within the allowable cap for this company of 8.76 percent. Additionally, this plan expressly forbids repricing.
	5	Declassify the Board of Directors		Against	For		ShrHoldr

ISS noted that this proposal received majority support from shareholders during the 2003 annual meeting. However, the board continues to have a classified structure. Furthermore, the board believes that a classified structure continues to be in shareholders’ best interests. ISS continues to support this proposal.

279

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	The McGraw-Hill Companies, Inc. *MHP*		580645109			03/09/04		2,601
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Pedro Aspe		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert P. McGraw		For
	1.3	Elect Director Hilda Ochoa-Brillembourg		For
	1.4	Elect Director Edward B. Rust, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.28 percent is within the allowable cap for this company of 7.63 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be redeemed and any new pill be put to a shareholder vote.

04/13/04 - A	The New York Times Co. *NYT*		650111107			02/17/04		1,904
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raul E. Cesan		For
We recommend a vote FOR the directors.
	1.2	Elect Director William E. Kennard		For
	1.3	Elect Director Thomas Middelhoff		For
	1.4	Elect Director Henry B. Schacht		For
	1.5	Elect Director Donald M. Stewart		For
	2	Approve A Non-Employee Director Stock Incentive Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 11.85 percent is above the allowable cap for this company of 8.16 percent.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	The Pepsi Bottling Group, Inc. *PBG*		713409100			03/29/04		3,731
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 11.40 percent is above the allowable cap for this company of 9.11 percent.

	3	Ratify Auditors		For	For		Mgmt

280

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	The Progressive Corp. *PGR*		743315103			02/18/04		2,817
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles to Issue Shares without Issuing Physical Certificates		For	For		Mgmt

Given the cost savings the company may realize by issuing shares in uncertificated form, the fact that the Ohio law permits such issuance, and the lack of impact on shareholder rights, we recommend in favor of the amendment.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

04/28/04 - A	The Sherwin-Williams Co. *SHW*		824348106			02/23/04		1,962
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James C. Boland		For

We recommend a vote FOR the directors with the exception of independent outsiders Curtis E. Moll and Susan J. Kropf. We recommend that shareholders WITHHOLD votes from Curtis E. Moll and Susan J. Kropf for poor attendance.

	1.2	Elect Director John G. Breen		For
	1.3	Elect Director Duane E. Collins		For
	1.4	Elect Director Christopher M. Connor		For
	1.5	Elect Director Daniel E. Evans		For
	1.6	Elect Director Susan J. Kropf		Withhold
	1.7	Elect Director Robert W. Mahoney		For

281

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Gary E. McCullough		For
	1.9	Elect Director A. Malachi Mixon, III		For
	1.10	Elect Director Curtis E. Moll		Withhold
	1.11	Elect Director Joseph M. Scaminace		For
	1.12	Elect Director Richard K. Smucker		For
	2	Amend Bylaws		For	Against		Mgmt
Since the proposed amendment to regulations is a bundled proposal and we oppose the one regarding written consent, we recommend against this item.
	3	Amend Bylaws		For	For		Mgmt

ISS supports advance notice requirements that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for SEC review and company response. A reasonable time frame for submittals would be no later than 60 days prior to the meeting with a submittal window of at least 60 days.

While we would like to see longer submittal windows, we believe that the 60-day time for submittals is appropriate as it is within a reasonable time prior to meetings.
	4	Amend Nomination Procedures for the Board		For	For		Mgmt

ISS supports advance notice requirements that allow shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for: SEC review, company response and other shareholders’ response. A reasonable time frame for submittals would be no later than 60 days prior to the meeting with a submittal window of at least 60 days. While the submittal window of 30 days is somewhat short, we believe that the 60-day time for submittals is appropriate as it is within a reasonable time prior to meetings.

	5	Ratify Auditors		For	For		Mgmt

282

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/19/04 - S	The St. Paul Travelers Companies, Inc. *STA*		792860108			02/06/04		2,942
	1	Issue Shares in Connection with a Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the fairness opinion valuation work, the relative reasonableness of the estimated potential strategic synergies, and the overall general improvement in corporate governance structures pursuant to the proposed charter and bylaws amendments (described below), we believe the share issuance in connection with the proposed merger warrants St. Paul shareholder support.

	2	Amend Bylaws		For	For		Mgmt
ISS Conclusion: In general, the proposed bylaw amendments will strengthen the corporate governance infrastructure at the combined firm and therefore deserve St. Paul shareholders’ support.
	3	Amend Articles		For	For		Mgmt

ISS Conclusion: Because the requested increase of 1,265,000,000 shares is below the allowable threshold of 1,296,000,000 shares, and because the other proposed charter amendments are, for now, inoffensive from a corporate governance perspective and facilitate the post-merger transition, we believe they deserve shareholder support.

	4	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS Conclusion: ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority. Therefore, this proposal deserves shareholder support.

04/23/04 - A	The Stanley Works *SWK*		854616109			02/27/04		1,127
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. Breen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Virgis W. Colbert		For
	1.3	Elect Director John F. Lundgren		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

06/01/04 - A	The TJX Companies, Inc. *TJX*		872540109			04/12/04		7,155
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gary L. Crittenden		For
	1.2	Elect Director Edmond J. English		For
	1.3	Elect Director Richard G. Lesser		For

283

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.62 percent is within the allowable cap for this company of 9.59 percent. Additionally, this plan expressly forbids repricing.
	3	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr

Conclusion In the case of TJX, the company already has a vendor code that is publicly available on the Internet. While this code does not reference the right to bargain collectively, it does expressly forbid forced labor, child labor, and discrimination; addresses fair wages and safety of the workplace and environment; and provides for freedom of association. We do note that some of the company’s vendors have been involved in some recent controversies. However, the company already uses third-party firms to monitor the compliance by vendors with the company’s standards and therefore complies with the independent monitoring request of this proposal. Given that the company already has a policy in place that addresses many of the key principles outlined in the ILO principles and uses independent firms for monitoring factories, we do not believe that support of this proposal is warranted at this time.

	4	Report on Vendor Standards		Against	Against		ShrHoldr

Conclusion Generally, ISS supports requests for increased disclosure on matters that may help shareholders better evaluate the risks and opportunities associated with their investment. However, such the value of such information must be weighed against the time and cost required to prepare the report, the impact that increased disclosure may have on the company’s operations, and existing information that may be similar to that requested by the proposal. In this case, ISS notes that the company already publicly discloses it policies for import suppliers and vendors, a vendors’ code of conduct, and information on compliance review and audit procedures. Additionally, the company utilizes a third party monitor to assist in evaluating compliance. Therefore, considering the steps that the company has taken to address vendor compliance issues, ISS believes that TJX substantially addresses the issues set forth by this proposal, and believes that further reporting and related actions may be duplicative of current initiatives. As such, we do not recommend shareholder support for this resolution.

	5	Declassify the Board of Directors		Against	For		ShrHoldr

Conclusion The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

284

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/03/04 - A	The Walt Disney Company *DIS*		254687106			01/16/04		25,925
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John E. Bryson		For
ISS recommends a vote FOR the directors with the exception of Mr. Eisner for whom we recommend a WITHHOLD vote.
	1.2	Elect Director John S. Chen		For
	1.3	Elect Director Michael D. Eisner		Withhold
	1.4	Elect Director Judith L. Estrin		For
	1.5	Elect Director Robert A. Iger		For
	1.6	Elect Director Aylwin B. Lewis		For
	1.7	Elect Director Monica C. Lozano		For
	1.8	Elect Director Robert W. Matschullat		For
	1.9	Elect Director George J. Mitchell		For
	1.10	Elect Director Leo J. O’Donovan, S.J.		For
	1.11	Elect Director Gary L. Wilson		For
	2	Ratify Auditors		For	For		Mgmt
	3	China Principles		Against	Against		ShrHoldr

Thus, adopting and implementing the China Principles could prove both costly and difficult. As such, while ISS encourages Walt Disney to continue to evaluate its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles would significantly improve upon the current International Labor Standards implemented by the company.

	4	Report on Supplier Labor Standards in China		Against	For		ShrHoldr

While we commend Walt Disney for its code of conduct and International Labor Standards, we note that manufacturing operations in China as a whole, and Walt Disney in specific, have been the subject of ongoing controversy and increased scrutiny on issues related to labor standards. Furthermore, we note that Walt Disney does retain the services of external compliance monitors; however, information on the outcome of these compliance reviews does not appear to be readily available. The format of this resolution does not specifically challenge Walt Disney’s policies regarding supplier standards; instead, it requests disclosure on the outcome of audits or reviews on supplier compliance to company policies. Since the information requested by the proponents is already gathered by Walt Disney, the report should not be difficult to assemble or prohibitively expensive. Further, several companies that operate in similar markets have adopted policies that include disclosure on vendor compliance with company standards, local laws, and/or international guidelines. Finally, a report addressing the issue of supplier compliance with company policies, local laws, and international guidelines on labor rights issues may serve to improve Walt Disney’s public image and limit the exposure to reputational risk associated with its operations in China.

285

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Report on Amusement Park Safety		Against	Against		ShrHoldr

Therefore, considering the combination of the company’s commitment to amusement park safety, the report published by the company on park safety in 2002, and state regulations in place regarding safety and accident reporting, ISS does not believe that an additional report to shareholders would be warranted or an efficient use of company assets.

05/20/04 - A	The Williams Companies, Inc. *WMB*		969457100			03/26/04		7,335
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles M. Lillis		For
	1.2	Elect Director William G. Lowrie		For
	1.3	Elect Director Joseph H. Williams		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, we believe this proposal is too restrictive, as it would limit equity awards to time-based restricted shares. As such, this item does not warrant shareholder approval.

286

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Thermo Electron Corp. *TMO*		883556102			03/26/04		2,355
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Marijn E. Dekkers		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert A. McCabe		For
	1.3	Elect Director Robert W. O’Leary		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Awards to Executives		Against	Against		ShrHoldr

The company currently uses restricted stock as part of its long-term incentive compensation for executives. However, the company’s proxy materials do not specify the performance or vesting requirements of such awards. Although we generally support restricted stock grants as part of overall executive compensation, we do not believe that companies should be limited or constrained in their selection of award types. Although one may argue that the level of equity compensation at the company is not proportional to its performance, we do not believe that this proposal represents the solution to potential or perceived pay-for-performance disconnects. In addition, the proposal is too restrictive as it requires: (1) the absolute substitution of restricted for stock options and (2) a 100 percent retention ratio.

05/05/04 - A	Thomas & Betts Corp. *TNB*		884315102			03/15/04		801
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E.H. Drew		For
	1.2	Elect Director T.K. Dunnigan		For
	1.3	Elect Director J.K. Hauswald		For
	1.4	Elect Director D. Jernigan		For
	1.5	Elect Director R.B. Kalich Sr.		For
	1.6	Elect Director R.A. Kenkel		For
	1.7	Elect Director K.R. Masterson		For
	1.8	Elect Director D.J. Pileggi		For
	1.9	Elect Director J.P. Richard		For
	1.10	Elect Director J.L. Stead		For
	1.11	Elect Director D.D. Stevens		For
	1.12	Elect Director W.H. Waltrip		For
	2	Ratify Auditors		For	For		Mgmt

287

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.40 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.
	5	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.26 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.

05/20/04 - A	Tiffany & Co. *TIF*		886547108			03/25/04		2,050
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Kowalski		For
We recommend a vote FOR the directors.
	1.2	Elect Director Rose Marie Bravo		For
	1.3	Elect Director William R. Chaney		For
	1.4	Elect Director Samuel L. Hayes III		For
	1.5	Elect Director Abby F. Kohnstamm		For
	1.6	Elect Director Charles K. Marquis		For
	1.7	Elect Director J. Thomas Presby		For
	1.8	Elect Director James E. Quinn		For
	1.9	Elect Director William A. Shutzer		For
	2	Ratify Auditors		For	For		Mgmt

288

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Time Warner Inc *TWX*		887317105			03/23/04		62,246
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James L. Barksdale		For
	1.2	Elect Director Stephen F. Bollenbach		For
	1.3	Elect Director Stephen M. Case		For
	1.4	Elect Director Frank J. Caufield		For
	1.5	Elect Director Robert C. Clark		For
	1.6	Elect Director Miles R. Gilburne		For
	1.7	Elect Director Carla A. Hills		For
	1.8	Elect Director Reuben Mark		For
	1.9	Elect Director Michael A. Miles		For
	1.10	Elect Director Kenneth J. Novack		For
	1.11	Elect Director Richard D. Parsons		For
	1.12	Elect Director R. E. Turner		For
	1.13	Elect Director Francis T. Vincent, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt China Principles		Against	Against		ShrHoldr

In the case of Time Warner, we note that the company is not involved in labor controversies with its workers in China, but the Internet industry in general has faced criticism from opponents over the issue of promoting freedom of expression while operating under restrictive Chinese laws. While it appears the company does not have a publicly available code of conduct referencing certain human and labor rights issues, we are concerned that some of the aspects of the China Principles may be beyond the company’s control, such as prohibiting police or military presence at the company’s operations, or preventing the government from using company technology to commit human rights violations. Thus, adopting and fully implementing the China Principles could prove both costly and difficult. As such, while ISS strongly encourages Timer Warner to evaluate its policies and compliance standards for labor and human rights in China and around the world, we do not believe that the implementation of the China Principles would be in the best interests of the company.

	4	Report on Pay Disparity		Against	Against		ShrHoldr

Based on our concerns regarding the scope of the proposal and the independence of the company’s compensation committee, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

289

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Torchmark Corp. *TMK*		891027104			03/05/04		1,578
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles E. Adair		For
	1.2	Elect Director Joseph M. Farley		For
	1.3	Elect Director C. B. Hudson		For
	1.4	Elect Director Joseph L. Lanier, Jr.		For
	1.5	Elect Director R. K. Richey		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

While we agree with the principle of performance-based pay and we encourage a strong link between compensation and performance, we evaluate these proposals based on the degree that companies use performance-based awards at the executive level and the flexibility allowed in the proposal. In this case, because this proposal is too restrictive and the company uses certain performance-based awards under its current compensation program, we do not believe this proposal warrants shareholder support.

	4	Divest Investments in Tobacco Companies		Against	Against		ShrHoldr
Therefore, because of the restrictive format of this proposal and noting that the company is not currently invested in tobacco equities, we do not recommend shareholder support for this resolution.

06/02/04 - A	Toys ‘R’ Us, Inc. *TOY*		892335100			04/09/04		3,066
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director RoAnn Costin		For
	1.2	Elect Director John H. Eyler, Jr.		For
	1.3	Elect Director Roger N. Farah		For
	1.4	Elect Director Peter A. Georgescu		For
	1.5	Elect Director Cinda A. Hallman		For
	1.6	Elect Director Calvin Hill		For
	1.7	Elect Director Nancy Karch		For
	1.8	Elect Director Norman S. Matthews		For
	1.9	Elect Director Arthur B. Newman		For
	1.10	Elect Director Frank R. Noonan		For
	2	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly-traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares could in effect provide for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

290

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Transocean Inc. *RIG*		G90078109			03/18/04		4,451
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	APPROVAL OF THE AMENDMENT OF OUR LONG-TERM INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT.		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

03/19/04 - S	Travelers Property Casualty Corp.		89420G406			02/06/04		13,628
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the fairness opinion valuation work, the relative reasonableness of the estimated potential strategic synergies, and the overall general improvement in corporate governance structures, we believe the merger agreement warrants Travelers shareholders’ support.

05/12/04 - A	Tribune Co. *TRB*		896047107			03/17/04		4,528
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey Chandler		For
	1.2	Elect Director William A. Osborn		For
	1.3	Elect Director Kathryn C. Turner		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 12.74 percent is above the allowable cap for this company of 6.63 percent.

291

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Tupperware Corp. *TUP*		899896104			03/15/04		800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	TXU Corp. *TXU*		873168108			03/22/04		4,483
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Derek C. Bonham		For
	1.2	Elect Director E. Gail de Planque		For
	1.3	Elect Director William M. Griffin		For
	1.4	Elect Director Kerney Laday		For
	1.5	Elect Director Jack E. Little		For
	1.6	Elect Director Erle Nye		For
	1.7	Elect Director J.E. Oesterreicher		For
	1.8	Elect Director Michael W. Ranger		For
	1.9	Elect Director Herbert H. Richardson		For
	1.10	Elect Director C. John Wilder		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS believes that the company has established a suitable performance-based compensation program which rewards executives on the basis of total shareholder returns relative to a peer group index. We also note that the Organization and Compensation Committee did not pay any annual incentive awards to four of the five top executive officers based on 2003 performance. The amount reported as bonus for Eric H. Peterson, Executive Vice President and General Counsel, represents a special bonus awarded in February 2003 in recognition of his contributions to the company in his area of responsibility. In view of these factors, as well as the proposal’s restrictive requirement that all options and restricted shares be held until 90 days after an officers termination, we believe this proposal is unnecessary.

03/25/04 - A	Tyco International Ltd. *TYC*		902124106			03/25/04		25,261
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dennis C. Blair		For
	1.2	Elect Director Edward D. Breen		For
	1.3	Elect Director George W. Buckley		For

292

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Brian Duperreault		For
	1.5	Elect Director Bruce S. Gordon		For
	1.6	Elect Director John A. Krol		For
	1.7	Elect Director Mackey J. Mcdonald		For
	1.8	Elect Director H. Carl Mccall		For
	1.9	Elect Director Brendan R. O’Neill		For
	1.10	Elect Director Sandra S. Wijnberg		For
	1.11	Elect Director Jerome B. York		For
	2	Ratify Auditors		For	For		Mgmt
	3	ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.		For	For		Mgmt

Resolution seeks a series of amendments to the company’s articles. Proposed amendment will require a quorum of a majority of shares outstanding and entitled to vote to be represented at a meeting. In companies where quorum requirements are too low, ISS believes management will have no incentive to release proxy materials early or otherwise reach out to independent shareholders to ensure their participation. In fact, management will arguably have an incentive to discourage participation by independent shareholders because those shareholders may be less likely to cast their votes with management. ISS believes this amendment will allow greater participation by shareholders by requiring votes to be counted representing a broader range of shareholders. This amendment is consistent with Delaware corporate law. Tyco’s articles have no provision regarding the adoption of a shareholder rights plan. The proposed amendment will require supermajority approval for the adoption of a poison pill. While the company does not currently have a shareholder rights plan, this is a positive change. Although ISS prefers that companies require only simple majority approval for any resolution proposed to shareholders, in this case, requiring a poison pill to be subject to any shareholder vote is a positive change. Since investors suffer a diminution of power as a result of the adoption of antitakeover proposals, ISS believes that shareholders should have the right to give this power away.  The current bylaws prohibit certain shareholders from attending or voting at a meeting if the shareholders have been served and fail to comply with a notice sent to the shareholder requiring them to make an offer in accordance with the U.K. City Code on Takeovers and Mergers. Another similar provision would restrict a shareholder’s right to vote for a period of time if the shareholder fails to notify Tyco of certain substantial acquisitions of the share capital, or fails to respond to the company’s request for information. Both provisions will be eliminated. We believe this is a positive change as ISS generally does not support allowing shareholders to be disenfranchised, particularly in cases when they may not be given a reasonable timeframe to comply with served notices to disclose ownership of a relatively low number of shares. Directors are presently required to declare any material interest they may have in a contract or arrangement. The director is typically not allowed to vote or be counted in the quorum in relation to any such contract or arrangement. In addition, board approval is not required for the directors’ participation in contracts or arrangement. Under the new amendments, directors must disclose the material facts of said directors’ participation in contracts or arrangement. The majority of disinterested directors must also approve any item related to such contract or arrangement. ISS supports these changes because they tighten the restrictions imposed on directors or officers who are interested parties. It also ensures that only the disinterested directors will vote on these items. ISS believes that independent evaluation of transactions is essential. Furthermore, this change is also consistent with Delaware corporate law.  The proposed amendments contain provisions that are similar or identical to the provisions provided under Delaware corporate laws. ISS supports the company’s decision to apply this stricter standard. Because the proposed article amendments will have a positive effect on the company’s corporate governance,it is recommended that shareholders support this item.

293

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	APPROVAL OF TYCO 2004 STOCK AND INCENTIVE PLAN.		For	For		Mgmt
	5	SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL REPORTING.		For	For		ShrHoldr

Item 5 is a shareholder proposal requesting that the company provide a report to shareholders by Oct. 31, 2005, outlining the company’s response to increasing regulatory, competitive, and public pressure to reduce the emission of toxic chemicals. Given the enthusiastic support from management, and the potential benefits that can be derived from taking a proactive stance on this issue, support for this proposal is recommended.

	6	SHAREHOLDER PROPOSAL TO CHANGE TYCO S JURISDICTION OF INCORPORATION FROM BERMUDA TO A U.S. STATE.		Against	Against		ShrHoldr

The American Federation of State, County and Municipal Employees (AFSCME) Pension Plan, beneficial owner of 324,308 common shares, urges Tyco’s board to take the measures necessary to change the company’s jurisdiction of incorporation from Bermuda to a U.S. state. Tyco became a Bermuda company in 1997 as a result of a business combination with ADT. Because the board has adequately addressed many of the concerns associated with this proposal and due to the significant economic benefits to shareholders and the company’s recent advancements toward positive corporate governance, good disclosure, and transparency, it is recommended that shareholders oppose this shareholder-requisitioned proposal.

	7	SHAREHOLDER PROPOSAL ON COMMON SENSE EXECUTIVE COMPENSATION.		Against	Against		ShrHoldr

The United Brotherhood of Carpenters Pension Fund and United Association of S&P 500 Index Fund, beneficial owners of 33,700 and 127,115 common shares respectively, requests a “Common Sense Executive Compensation” program. The proposal seeks to limit executive base pay at 1 million, with other restrictions on bonus plans. Because the company’s Compensation Committee is comprised entirely of independent directors and due to the proposal’s restrictive and arbitrary limits on executive pay, shareholder support is not warranted.

294

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	U.S. Bancorp *USB*		902973304			02/26/04		26,598
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Victoria Buyniski Gluckman		Withhold

We recommend withholding votes from all nominees. We recommend that shareholders WITHHOLD votes from independent outsider Richard G. Reiten for poor attendance and for failure to implement the “declassification of the board” shareholder proposal. We also recommend that shareholders WITHHOLD votes from independent outsiders Thomas E. Petry, Jerry W. Levin, Arthur D. Collins, Jr., and Victoria Buyniski Gluckman for failure to implement the “declassification of the board” shareholder proposal.

	1.2	Elect Director Arthur D. Collins, Jr.		Withhold
	1.3	Elect Director Jerry W. Levin		Withhold
	1.4	Elect Director Thomas E. Petry		Withhold
	1.5	Elect Director Richard G. Reiten		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr
	4	Submit Executive Compensation to Vote		Against	For		ShrHoldr
	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr

295

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Union Pacific Corp. *UNP*		907818108			02/06/04		3,365
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director P.F. Anschutz		For
We recommend a vote FOR the directors.
	1.2	Elect Director R.K. Davidson		For
	1.3	Elect Director T.J. Donohue		For
	1.4	Elect Director A.W. Dunham		For
	1.5	Elect Director S.F. Eccles		For
	1.6	Elect Director I.J. Evans		For
	1.7	Elect Director J.R. Hope		For
	1.8	Elect Director M.W. Mcconnell		For
	1.9	Elect Director S.R. Rogel		For
	1.10	Elect Director E. Zedillo		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.73 percent is within the allowable cap for this company of 8.60 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Limit Executive Compensation		Against	Against		ShrHoldr

While we do like some of the elements of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and disclosure of actual hurdle rates for the performance criteria, given the fact that the proponent asks for a complete substitution of options with restricted stock, we believe the proposal is unduly restrictive.

	5	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Union Pacific, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, interested parties can request information on the company’s political contributions and donations through the company’s Governmental Affairs Department. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

296

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Union Planters Corp.		908068109			04/21/04		2,664
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the fair market value compared to recent historic trading levels, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Albert M. Austin		For
	2.2	Elect Director George W. Bryan		For
	2.3	Elect Director Robert R. Waller, M.D.		For
	2.4	Elect Director Spence L. Wilson		For
	3	Ratify Auditors		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	5	Limit Executive Compensation		Against	Against		ShrHoldr
Conclusion ISS policy is to recommend voting against proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

297

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Unisys Corp. *UIS*		909214108			02/27/04		4,559
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	United Parcel Service, Inc. *UPS*		911312106			03/08/04		15,457
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	United States Steel Corp. *X*		912909108			02/27/04		1,440
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/14/04 - A	United Technologies Corp. *UTX*		913017109			02/17/04		6,345
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Betsy J. Bernard		For
We recommend a vote FOR the directors.
	1.2	Elect Director George David		For
	1.3	Elect Director Jean-Pierre Garnier		For
	1.4	Elect Director Jamie S. Gorelick		For
	1.5	Elect Director Charles R. Lee		For
	1.6	Elect Director Richard D. McCormick		For
	1.7	Elect Director Harold McGraw III		For
	1.8	Elect Director Frank P. Popoff		For
	1.9	Elect Director H. Patrick Swygert		For
	1.10	Elect Director Andre Villeneuve		For
	1.11	Elect Director H. A. Wagner		For
	1.12	Elect Director Christine Todd Whitman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Disclosure of Executive Compensation		Against	Against		ShrHoldr
	4	Develop Ethical Criteria for Military Contracts		Against	Against		ShrHoldr
	5	Performance-Based/Indexed Options		Against	For		ShrHoldr
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr

United Technologies Corporation has a 2/3 independent board, all-independent key committees with committee chairpersons nominated by independent directors and established governance guidelines. However, the duties of presiding director does not include approving information sent to the board, approving meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items.  We believe that the company’s governance structure does not provide a satisfactory balance to a unified chairman and CEO position.

298

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	UnitedHealth Group Incorporated *UNH*		91324P102			03/15/04		8,629
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. This proposal is too restrictive, and does not warrant shareholder approval.

299

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Univision Communications Inc. *UVN*		914906102			03/15/04		4,426
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. Jerrold Perenchio		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider John G. Perenchio, and insiders McHenry T. Tichenor, Jr., Ray Rodriguez, and A. Jerrold Perenchio. We recommend that shareholders WITHHOLD votes from McHenry T. Tichenor, Jr., Ray Rodriguez, John G. Perenchio, and A. Jerrold Perenchio for failure to establish a majority independent board and an independent nominating committee.

	1.2	Elect Director Fernando Aguirre		For
	1.3	Elect Director Harold Gaba		For
	1.4	Elect Director Alan F. Horn		For
	1.5	Elect Director John G. Perenchio		Withhold
	1.6	Elect Director Ray Rodriguez		Withhold
	1.7	Elect Director McHenry T. Tichenor, Jr.		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.96 percent is within the allowable cap for this company of 12.71 percent. Additionally, this plan expressly forbids repricing.

05/24/04 - A	Unocal Corp. *UCL*		915289102			03/25/04		3,709
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard D. McCormick		For
	1.2	Elect Director Marina v.N. Whitman		For
	1.3	Elect Director Charles R. Williamson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.98 percent is within the allowable cap for this company of 6.86 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Deferred Compensation Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 1.96 percent is within the allowable cap for this company of 6.86 percent.

300

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
Therefore, we believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position.
	6	Limit Awards to Executives		Against	Against		ShrHoldr

In this case, the company is using a mix of options, restricted stock and performance shares for its long term compensation. Restricted stock vest over a four-year period. There is a three or four year incentive measurement period for performance share awards, but the company does not disclose the hurdle rates for its performance criteria. While we do like some of the elements of the restricted stock proposal, including granting of restricted stock based on achievement of justifiable operational performance criteria and disclosure of actual hurdle rates for the performance criteria, given the fact that the proponent asks for a complete substitution of options with restricted stock, we believe the proposal is unduly restrictive.

	7	Establish Other Board Committee		Against	For		ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the general counsel, who is an employee of the company, plays a role in forwarding such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the general counsel. We recommend a vote in favor of the proposal.

	8	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

In this case, ISS notes that the company has taken several steps to invest in renewable energy, undertake initiatives to develop cleaner technologies and communicate these initiatives to the public. The company provides information on these topics, in some detail, in its biennial Corporate Responsibility Report and in certain sections of the corporate website. While the information in this report does not include specific emissions data, it does discuss company views and approaches in some detail as well as information on its position to respond to potential legislation. ISS believes that, although some details are lacking, these initiatives and the associated disclosure represent an effort on Unocal’s behalf to address issues related to the potential impact that greenhouse gas emissions may have on the company. Therefore, while the company does not specifically address every aspect of the proponent’s resolution; ISS believes that the current level of disclosure is comparable to or better than other companies in the industry and suggests that Unocal is actively evaluating options and establishing policies related to greenhouse gas emissions. As such, we do not recommend shareholder support for the resolution at this time.

301

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	UnumProvident Corporation *UNM*		91529Y106			03/26/04		4,161
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald E. Goldsberry		For
We recommend a vote FOR the directors.
	1.2	Elect Director Hugh O. Maclellan, Jr.		For
	1.3	Elect Director C. William Pollard		For
	1.4	Elect Director John W. Rowe		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Require Affirmative Vote of the Majority of the Shares to Elect Directors		Against	Against		ShrHoldr

Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

302

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Establish Other Board Committee		Against	For		ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the corporate secretary, who is an employee of the company, plays an important role in conveying such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the corporate secretary. Also, the company has a classified board, which insulates directors from shareholder communications because shareholders are not able to register aggregate support or dissatisfaction with all directors on an annual basis. We recommend in favor of the proposal.

05/04/04 - A	UST Inc. *UST*		902911106			03/05/04		2,307
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Clancey		For
	1.2	Elect Director Vincent A. Gierer, Jr.		For
	1.3	Elect Director Joseph E. Heid		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		None	For		ShrHoldr

Given that the company currently does not maintain a poison pill, approval of this item enhances shareholders’ rights by establishing a process to submit poison pills to a shareholder vote. As such we believe this item warrants shareholder support.

	4	Reduce Nitrosamines in Oral Snuff		Against	Against		ShrHoldr
In light of the company’s reductions in TSNA levels to date and programs establish to continue to reduce TSNA levels, we see no reason to support this proposal at this time.

303

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Verizon Communications *VZ*		92343V104			03/01/04		37,994
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr
	4	Require Majority of Independent Directors on Board		Against	Against		ShrHoldr
	5	Separate Chairman and CEO Positions		Against	For		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr
	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr
	8	Prohibit Awards to Executives		Against	Against		ShrHoldr
	9	Report on Stock Option Distribution by Race and Gender		Against	Against		ShrHoldr
	10	Report on Political Contributions/Activities		Against	Against		ShrHoldr
	11	Cease Charitable Contributions		Against	Against		ShrHoldr

04/27/04 - A	VF Corp. *VFC*		918204108			03/09/04		1,497
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward E. Crutchfield		Withhold

We recommend that shareholders vote FOR Clarence Otis, Jr. but WITHHOLD votes from all other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Daniel R. Hesse, George Fellows, and Edward E. Crutchfield for failure to implement the proposal to declassify the board of directors.

	1.2	Elect Director George Fellows		Withhold
	1.3	Elect Director Daniel R. Hesse		Withhold
	1.4	Elect Director Clarence Otis, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7 percent is within the allowable cap for this company of 7.65 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Declassify the Board of Directors		Against	For		ShrHoldr
	5	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr

304

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Visteon Corporation *VC*		92839U107			03/15/04		1,771
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven K. Hamp		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael F. Johnston		For
	1.3	Elect Director Karl J. Krapek		For
	1.4	Elect Director Robert M. Teeter		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. The total cost of the company’s plans of 6.10 percent is within the allowable cap for this company of 6.57 percent.

	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 5.69 percent is within the allowable cap for this company of 6.57 percent.
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

The company currently does not have a poison pill. In addition, the company has implemented a policy which requires shareholder approval of any future pill. Given that the company maintains a policy requiring shareholder approval of any future pill, we do not believe approval of this item enhances shareholders’ rights.

	6	Amend and Report on an International Code of Conduct		Against	Against		ShrHoldr

In the case of Visteon, while the company does have an established policy prohibiting harassment, discrimination, child labor, and forced labor the company does not appear to specifically address collective bargaining and freedom of association. The company has however taken proactive steps such as endorsing the Global Sullivan Principles and the MacBride Principles for Northern Ireland, which are principles designed to enhance the workplace conditions in the global workplace and in Northern Ireland, respectively. While these are positive steps in protecting workers’ rights, we encourage the company to further develop its code of conduct to address human rights concerns. However, further note that the company is not involved in any labor controversies.  Given the nature of Visteon’s current international operations, we believe that there are potential risks to the company’s reputation as well as potential liabilities that could arise from labor controversies. The company’s current policies and the adoption of the Global Sullivan Principles and MacBride Principles appear to have mitigated some of that risk. Should the company face labor controversies in the future and fail to update its code of conduct to handle such issues, we may consider supporting future proposals of this nature, but at this time, we see no need for shareholders to support this request.

	7	Permit Voting Leverage for Shareowners		Against	Against		ShrHoldr

ISS concurs with management’s argument that the resolution could be expensive and bureaucratic to administer. Such additional corporate expenditures would be hard to justify considering that proxy analyses are already available to the public from a variety of vendors and on the web from certain institutional investors. The decision to follow another institutional investor’s recommendation is best left with the individual shareholder.

305

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Vulcan Materials Co. *VMC*		929160109			03/15/04		1,424
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.56 percent is within the allowable cap for this company of 7.51 percent.
	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	W.W. Grainger, Inc. *GWW*		384802104			03/01/04		1,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brian P. Anderson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Wesley M. Clark		For
	1.3	Elect Director Wilbur H. Gantz		For
	1.4	Elect Director David W. Grainger		For
	1.5	Elect Director Richard L. Keyser		For
	1.6	Elect Director Frederick A. Krehbiel		For
	1.7	Elect Director John W. McCarter, Jr.		For
	1.8	Elect Director Neil S. Novich		For
	1.9	Elect Director James D. Slavik		For
	1.10	Elect Director Harold B. Smith		For
	1.11	Elect Director Janiece S. Webb		For
	2	Ratify Auditors		For	For		Mgmt

306

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Wachovia Corp. *WB*		929903102			02/18/04		17,947
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James S. Balloun		For
	1.2	Elect Director John T. Casteen, III		For
	1.3	Elect Director Joseph Neubauer		For
	1.4	Elect Director Lanty L. Smith		For
	1.5	Elect Director Dona Davis Young		For
	2	Ratify Auditors		For	For		Mgmt
	3	Require Two Candidates for Each Board Seat		Against	Against		ShrHoldr

The process of finding qualified available candidates is difficult and costly. Under this proposal, the board would be required to identify twice as many candidates as is currently necessary. Those candidates would then be asked to compete for the position on the basis of the statements they submit for publication in the proxy materials. Many well-qualified candidates may refuse to submit to such a process. This proposal could also lead to a high rate of turnover among board members, denying the company continuity of strategic management. The nominating body could well have considerable difficulty devising a slate of candidates that would ensure a balance of skills and experience on the board. Directors are fiduciaries who must act in the best interest of all shareholders. The politicization of the board election process does not assure more responsible representation of shareholder interests, and it may lead to unwarranted cost and influence of special interests. As such, we do not believe that this proposal merits shareholder approval.

	4	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wachovia, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	5	Separate Chairman and CEO Positions		Against	Against		ShrHoldr
We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

307

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Wal-Mart Stores, Inc. *WMT*		931142103			04/05/04		61,522
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James W. Breyer		For
We recommend a vote FOR the directors.
	1.2	Elect Director M. Michele Burns		For
	1.3	Elect Director Thomas M. Coughlin		For
	1.4	Elect Director David D. Glass		For
	1.5	Elect Director Roland A. Hernandez		For
	1.6	Elect Director Dawn G. Lepore		For
	1.7	Elect Director John D. Opie		For
	1.8	Elect Director J. Paul Reason		For
	1.9	Elect Director H. Lee Scott, Jr.		For
	1.10	Elect Director Jack C. Shewmaker		For
	1.11	Elect Director Jose H. Villarreal		For
	1.12	Elect Director John T. Walton		For
	1.13	Elect Director S. Robson Walton		For
	1.14	Elect Director Christopher J. Williams		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.98 percent is within the allowable cap for this company of 5.69 percent.
	3	Approve Stock Option Plan		For	For		Mgmt

Sharesave plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, such plans are beneficial only when they are well balanced and in the best interests of all shareholders. ISS approves of this plan because the number of shares being allowed under the plan is reasonable and the plan is broad based.

308

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

	5	Ratify Auditors		For	For		Mgmt
	6	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find a qualified independent director willing to serve as chairman.
	7	Prepare Sustainability Report		Against	For		ShrHoldr
	8	Report on Stock Option Distribution by Race and Gender		Against	For		ShrHoldr
	9	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr
	10	Prepare Diversity Report		Against	For		ShrHoldr
As employment diversity issues can impact corporate reputation, we believe that such information should be made available to shareholders of the company.
	11	Submit Executive Compensation to Vote		Against	For		ShrHoldr

We acknowledge the tax benefits arising from deferring executive compensation. However, paying above-market interest rates on deferred compensation is not “best practice” and results in an additional expense to shareholders. According to an Executive Benefits Survey (2003 Results) published by Clark Consulting, only seven percent of the 227 participating companies provided a bonus rate above their base earnings rate. In addition, the increment formula for long term participating in the plan is unique and quite generous. We believe shareholders may benefit from having the opportunity to make their own evaluation of the deferred compensation packages, especially when such plans contain unique features beyond best practice.

309

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/14/04 - A	Walgreen Co. *WAG*		931422109			11/17/03		12,348
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David W. Bernauer		For
	1.2	Elect Director William C. Foote		For
	1.3	Elect Director James J. Howard		For
	1.4	Elect Director Alan G. McNally		For
	1.5	Elect Director Cordell Reed		For
	1.6	Elect Director Jeffrey A. Rein		For
	1.7	Elect Director David Y. Schwartz		For
	1.8	Elect Director John B. Schwemm		For
	1.9	Elect Director Marilou M. von Ferstel		For
	1.10	Elect Director Charles R. Walgreen III		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation The total cost of the company’s plans, including the amended and restated nonemployee director stock plan and other ongoing plans, of 7.70 percent is above the allowable cap for this company of 5.13 percent. Although the nonemployee director stock plan is the least expensive, the inclusion of the cost for existing plans exceeds the allowable cap. Specifically, the number of shares available for future grants as disclosed in the proxy statement has the highest cost. ISS considers the cost of all plans whether new or existing when evaluating equity pay proposals.

04/20/04 - A	Washington Mutual, Inc *WM*		939322103			02/27/04		12,423
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anne V. Farrell		For
	1.2	Elect Director Stephen E. Frank		For
	1.3	Elect Director Margaret Osmer Mcquade		For
	1.4	Elect Director William D. Schulte		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

ISS notes that the company had both positive one- and three-year total shareholder return, and that the total direct compensation to the company’s CEO decreased 28.41 percent from fiscal 2002. Further, we feel that the proposed compensation program is too restrictive and could make it difficult for the company to attract and retain quality executives in the competitive marketplace.

310

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Waste Management, Inc. *WMI*		94106L109			03/19/04		8,030
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Pastora San Juan Cafferty		For
	1.2	Elect Director Frank M. Clark, Jr.		For
	1.3	Elect Director Robert S. Miller		For
	1.4	Elect Director A. Maurice Myers		For
	1.5	Elect Director John C. Pope		For
	1.6	Elect Director W. Robert Reum		For
	1.7	Elect Director Steven G. Rothmeier		For
	1.8	Elect Director David P. Steiner		For
	1.9	Elect Director Carl W. Vogt		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.65 percent is within the allowable cap for this company of 8.95 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS recognizes that cash bonus plans such as this one can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. The performance measure included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards.

311

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Waters Corp. *WAT*		941848103			03/15/04		1,682
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joshua Bekenstein		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Thomas P. Salice and Edward Conard. We recommend that shareholders WITHHOLD votes from Thomas P. Salice for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees. We also recommend that shareholders WITHHOLD votes from Edwarrd Conard for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director M.J. Berendt, Ph.D.		For
	1.3	Elect Director Douglas A. Berthiaume		For
	1.4	Elect Director Philip Caldwell		For
	1.5	Elect Director Edward Conard		Withhold
	1.6	Elect Director L.H. Glimcher, M.D.		For
	1.7	Elect Director William J. Miller		For
	1.8	Elect Director Thomas P. Salice		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/17/04 - A	Watson Pharmaceuticals, Inc. *WPI*		942683103			03/19/04		1,496
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Allen Chao, Ph.D.		For
	1.2	Elect Director Michel J. Feldman		For
	1.3	Elect Director Fred G. Weiss		For
	2	Ratify Auditors		For	For		Mgmt
	3	Review Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The company’s independent Compensation Committee should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

312

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - S	WellPoint Health Networks Inc. *WLP*		94973H108			05/10/04		2,167
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the significant market premium, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work and marketing process of company’s financial advisor, we believe the merger agreement warrants shareholder support.

04/27/04 - A	Wells Fargo & Company *WFC*		949746101			03/09/04		23,326
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.A. Blanchard III		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Michael W. Wright, Judith M. Runstad, and Donald B. Rice. We recommend that shareholders WITHHOLD votes from Judith M. Runstad for standing as an affiliated outsider on the Audit Committee, Michael W. Wright and Donald B. Rice for standing as affiliated outsiders on the Human Resources and Governance & Nominating committees.

	1.2	Elect Director Susan E. Engel		For
	1.3	Elect Director Enrique Hernandez, Jr.		For
	1.4	Elect Director Robert L. Joss		For
	1.5	Elect Director Reatha Clark King		For
	1.6	Elect Director Richard M. Kovacevich		For
	1.7	Elect Director Richard D. McCormick		For
	1.8	Elect Director Cynthia H. Milligan		For
	1.9	Elect Director Philip J. Quigley		For
	1.10	Elect Director Donald B. Rice		Withhold
	1.11	Elect Director Judith M. Runstad		Withhold
	1.12	Elect Director Stephen W. Sanger		For

313

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.13	Elect Director Susan G. Swenson		For
	1.14	Elect Director Michael W. Wright		Withhold
	2	Approve Retirement Plan		For	For		Mgmt

This proposal would allow employees receive a reasonable matching contribution in stock on compensation that would have not been eligible for a match under the regular 401(k) because of Code limitations or deferrals. Furthermore, the dilution arising from stock issuance under this plan is minimal. As such, we recommend a vote for this benefit plan.

	3	Ratify Auditors		For	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr

However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. Moreover, this proposal received majority support at last year’s meeting.

	5	Limit Executive Compensation		Against	Against		ShrHoldr

While we do like some of the elements of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and disclosure of actual hurdle rates for the performance criteria, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

	6	Link Executive Compensation to Social Issues		Against	Against		ShrHoldr

In view of the company’s controversies regarding predatory lending practices, we believe that this shareholder proposal warrants careful consideration, but should be considered alongside the company’s current policies regarding the issue. Based on the company’s disclosure of policies to address concerns of predatory lending, the independence of the compensation committee, and the absence of controversy surrounding current executive compensation we do not believe that this review and a subsequent report are necessary at this time.

314

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Wells Fargo, we note that the company complies with federal, state, and local laws regarding contributions to political candidates or organizations. Additionally, the company has instituted and published a policy that does not authorize corporate contributions to political candidates or related entities. While ISS notes that the company amended its reply to this proposal based on information received after the distribution of the proxy statement showing corporate campaign contributions from a subsidiary of the company, we believe that the updated policy for 2004 as stated on the company website clearly and publicly addresses the issue. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

04/22/04 - A	Wendy’s International, Inc. *WEN*		950590109			03/01/04		1,570
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janet Hill		For
	1.2	Elect Director Paul D. House		For
	1.3	Elect Director John R. Thompson		For
	1.4	Elect Director J. Randolph Lewis		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.49 percent is within the allowable cap for this company of 12.60 percent. Additionally, this plan expressly forbids repricing.

315

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	Weyerhaeuser Co. *WY*		962166104			02/20/04		3,041
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.01 percent is within the allowable cap for this company of 8.93 percent. Additionally, this plan expressly forbids repricing.
	3	Declassify the Board of Directors		Against	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr
	5	Implement Restricted Share Executive Compensation Plan		Against	For		ShrHoldr
	6	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr
We recommend an “AGAINST” vote regarding this proposal.
	7	Develop Policy Regarding Old Growth Forests		Against	Against		ShrHoldr
	8	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Whirlpool Corp. *WHR*		963320106			02/27/04		928
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Allan D. Gilmour		For
	1.2	Elect Director Michael F. Johnston		For
	1.3	Elect Director Janice D. Stoney		For
	1.4	Elect Director David R. Whitwam		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

03/09/04 - A	Wm. Wrigley Jr. Co. *WWY*		982526105			01/15/04		2,813
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.72 percent is within the allowable cap for this company of 8.61 percent.
	3	Ratify Auditors		For	For		Mgmt

316

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Wyeth *WYE*		983024100			03/12/04		18,332
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clifford L. Alexander, Jr.		For
	1.2	Elect Director Frank A. Bennack, Jr.		For
	1.3	Elect Director Richard L. Carrion		For
	1.4	Elect Director Robert Essner		For
	1.5	Elect Director John D. Feerick		For
	1.6	Elect Director Robert Langer		For
	1.7	Elect Director John P. Mascotte		For
	1.8	Elect Director Mary Lake Polan		For
	1.9	Elect Director Ivan G. Seidenberg		For
	1.10	Elect Director Walter V. Shipley		For
	1.11	Elect Director John R. Torell III		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Drug Pricing		Against	Against		ShrHoldr

When evaluating drug-pricing proposals, ISS considers the economic benefits of providing subsidized drugs (e.g., public goodwill) against the potential costs in terms of reduced profits, lower R&D spending, and harm to competitiveness. Additionally, the company’s current policies are taken into account, including any existing subsidy or donor programs that make life-saving pharmaceuticals more accessible to financially needy patients. Finally, we consider the degree to which peer companies have implemented price restraints. Specifically, this proposal calls for a report on the company’s marketing and pricing policies. While ISS generally supports increased disclosure that may help shareholders better evaluate their investment, the cost and difficulty in generating this information should be offset by benefits gained from increased disclosure. In the case of Wyeth, we note that the company has initiated programs aimed at increasing the accessibility and decreasing the cost of its products through subsidies, discounts, and donations for qualifying individuals. Moreover, the company supports several international organizations in the effort to distribute its products to people who could not otherwise afford these medications. Finally, the company has disclosure available on its website, comparable to that of industry peers, that discusses Wyeth’s stance on drug accessibility and pricing, and initiatives that the company has taken both domestically and internationally to address this issue. As such, ISS does not believe the report requested by this proposal will provide additional significant benefits to shareholders.

	4	Amend Animal Testing Policy		Against	Against		ShrHoldr

When evaluating proposals on animal testing policies, ISS considers the nature of the product and the degree to which live animal testing is necessary or federally mandated. Additionally, we look at the feasibility and availability of alternative methods. Finally, ISS will evaluate industry practices to determine if animal testing is common at competitors and peer companies in similar circumstances. In this case, Wyeth has developed a policy that calls for minimizing live animal testing wherever possible. However, certain types of research may benefit from these tests when alternative methods may not be available or practical in light of the complexity of the subject research. Additionally, in some cases alternative methods of testing may be not feasible or meet criteria established by the government. Moreover, the level of live animal testing at Wyeth appears to be consistent with industry standards on the topic. As such, ISS does not recommend shareholder support for the resolution at this time.

317

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Xcel Energy Inc. *XEL*		98389B100			03/22/04		5,503
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director David A. Christensen		For
	2.2	Elect Director Margaret R. Preska		For
	2.3	Elect Director W. Thomas Stephens		For
	2.4	Elect Director Richard H. Anderson		For
	2.5	Elect Director Richard C. Kelly		For
	2.6	Elect Director Ralph R. Peterson		For
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 0.99 percent is within the allowable cap for this company of 5.36 percent.

318

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Xerox Corp. *XRX*		984121103			03/23/04		10,918
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glenn A. Britt		For

We recommend a vote FOR the directors with the exception of affiliated outsider Vernon E. Jordan, Jr.. We recommend that shareholders WITHHOLD votes from Vernon E. Jordan, Jr. for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Richard J. Harrington		For
	1.3	Elect Director William Curt Hunter		For
	1.4	Elect Director Vernon E. Jordan, Jr.		Withhold
	1.5	Elect Director Hilmar Kopper		For
	1.6	Elect Director Ralph S. Larsen		For
	1.7	Elect Director Anne M. Mulcahy		For
	1.8	Elect Director N.J. Nicholas, Jr.		For
	1.9	Elect Director John E. Pepper		For
	1.10	Elect Director Ann N. Reese		For
	1.11	Elect Director Stephen Robert		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.53 percent is within the allowable cap for this company of 12.76 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 2.60 percent is within the allowable cap for this company of 12.76 percent. Additionally, this plan expressly forbids repricing.

04/30/04 - A	Xl Capital Ltd (Formerly Exel Ltd.) *XL*		G98255105			03/15/04		1,847
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

319

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Yahoo!, Inc. *YHOO*		984332106			03/25/04		9,418
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Terry S. Semel		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insiders Terry S. Semel and Jerry Yang, affiliated outsider Eric Hippeau, and independent outsiders Gary L. Wilson, Edward R. Kozel, Robert A. Kotick, Arthur H. Kern, Ronald W. Burkle and Roy J. Bostock for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Jerry Yang		Withhold
	1.3	Elect Director Roy J. Bostock		Withhold
	1.4	Elect Director Ronald W. Burkle		Withhold
	1.5	Elect Director Eric Hippeau		Withhold
	1.6	Elect Director Arthur H. Kern		Withhold
	1.7	Elect Director Robert A. Kotick		Withhold
	1.8	Elect Director Edward R. Kozel		Withhold
	1.9	Elect Director Gary L. Wilson		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

320

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Yum Brands, Inc. *YUM*		988498101			03/22/04		4,031
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Holland, Jr.		For
	1.2	Elect Director David C. Novak		For
	1.3	Elect Director Jackie Trujillo		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Adopt Smoke-Free Restaurant Policy		Against	Against		ShrHoldr

In this case, the company complies with all local and state health codes for maintaining restaurants. Furthermore, as management’s discussion points out, the decision to ban smoking may have a direct impact on revenues and, ultimately, on shareholder value. Although there is some evidence that other restaurants have benefited from the adoption of anti-smoking policies, there is no guarantee that this company’s restaurants would experience the same results. We believe that the decision to permit or prohibit smoking is a company-specific, operational question best left to management.

	5	Prepare a Sustainability Report		Against	For		ShrHoldr

In this case, Yum Brands does not report under the GRI or other established guidelines and while it does touch upon diversity and some environmental initiatives, its website does not contain a formal EHS report or quantifiable data about diversity and other sustainability topics. The company does provide information on employee welfare and insight into the company’s community outreach and philanthropic efforts. However, the level of disclosure on sustainability issues does not address many of the issues brought forth by the proponents and issues addressed in the reporting of other large public companies. More comprehensive reporting of the company’s performance and approach to sustainability issues will better enable shareholders to assess the company’s efforts in these areas and demonstrate that the company is assessing how sustainability issues could impact long-term shareholder value. Therefore, while ISS notes that the company has made an effort to increase its disclosure on some of the issues set forth in this proposal, we believe that a comprehensive report on social, environmental, and economic sustainability could benefit the company in the long term. As such, we recommend that shareholders support this request.

321

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Adopt MacBride Principles		Against	Against		ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles, the potential difficulties associated with full implementation of the Principles, the barriers towards adoption through the franchise agreement, and the lack of any recent, substantial controversies regarding the company’s operations in Northern Ireland, we recommend that shareholders oppose this request.

	7	Report on Genetically Modified Organisms (GMO)		Against	Against		ShrHoldr

In this case, the proponent is asking for a report on the company’s policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results. We further note that the company currently meets government standards with regards to food safety issues. Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would be a beneficial use of shareholder assets.

322

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Report on Animal Welfare Standards		Against	Against		ShrHoldr

In the case of Yum Brands, the company appears to be taking reasonable steps to support animal welfare in its supplier relationships. ISS notes that the company has detailed discussion on this topic on its website, including its Guiding Principles, which outline the company’s policy and certain audit, monitoring, or compliance procedures that evaluate supplier adherence to these guidelines. Further the company does have a panel to advise the company of issues regarding animal welfare and appears to have policies, procedures, and disclosure comparable to that of industry peers. Finally, the company complies with applicable laws and is evaluating the potential for expanding its policies to encompass its international operations. As such, we do not believe that additional reporting is necessary at this time.

05/10/04 - A	Zimmer Holdings Inc *ZMH*		98956P102			03/15/04		3,333
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Larry C. Glasscock		Withhold

ISS Conclusion: We recommend that shareholders WITHHOLD votes from independent outsiders John L. McGoldrick and Larry C. Glasscock for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director John L. McGoldrick		Withhold
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s pill was not approved by shareholders, nor does it embody the features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote.

	3	Ratify Auditors		Against	For		ShrHoldr

ISS Conclusion: We can see no compelling reason why the company’s shareholders should not be given the right to a non-binding ratification of the independent auditor selected by the company’s audit committee.

323

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Zions Bancorporation *ZION*		989701107			02/23/04		1,282
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger B. Porter		For
	1.2	Elect Director L. E. Simmons		For
	1.3	Elect Director Steven C. Wheelwright		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

324

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

ETRADE Russell 2000 Index Fund - WAM-607

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - A	@Road Inc *ARDI*		04648K105			04/20/04		1,331
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Change Company Name		For	For		Mgmt

05/21/04 - A	1-800 Contacts, Inc. *CTAC*		681977104			04/16/04		211
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jonathan C. Coon		Withhold

We recommend a vote FOR the directors with the exceptions of insider Jonathan C. Coon. We recommend that shareholders WITHHOLD votes from Jonathan C. Coon for failure to establish a majority independent board.

	1.2	Elect Director Bradley T. Knight		For
	1.3	Elect Director Jason S. Subotky		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.10 percent is within the allowable cap for this company of 14.79 percent.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/28/04 - A	1st Source Corp. *SRCE*		336901103			02/20/04		517
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Terry L. Gerber		For
	1.2	Elect Director Craig A. Kapson		For
	1.3	Elect Director John T. Phair		For
	1.4	Elect Director Mark D. Schwabero		For
	1.5	Elect Director David C. Bowers		For
	1.6	Elect Director Daniel B. Fitzpatrick		For
	1.7	Elect Director Welling D. Jones III		For
	1.8	Elect Director Dane A. Miller, Ph.D.		For
	1.9	Elect Director Toby S. Wilt		For
	2	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mgmt Rec - Company Management Recommended Vote

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	21st Century Insurance Group *TW*		90130N103			04/06/04		1,050
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John B. De Nault, III		For

We recommend a vote FOR the directors with the exception of insiders Robert M. Sandler, Jeffrey L. Hayman, Howard I. Smith, Bruce W. Marlow and affiliated outsiders Roxani M. Gillespie and James P. Miscoll. We recommend that shareholders WITHHOLD votes from Robert M. Sandler for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board, and from James P. Miscoll for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Jeffrey L. Hayman for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, and from Roxani M. Gillespie for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Howard I. Smith and Bruce W. Marlow for failure to establish a majority independent board.

	1.2	Elect Director Carlene M. Ellis		For
	1.3	Elect Director R. Scott Foster, M.D.		For
	1.4	Elect Director Roxani M. Gillespie		Withhold
	1.5	Elect Director Jeffrey L. Hayman		Withhold
	1.6	Elect Director Phillip L. Isenberg		For
	1.7	Elect Director Bruce W. Marlow		Withhold
	1.8	Elect Director James P. Miscoll		Withhold
	1.9	Elect Director Keith W. Renken		For
	1.10	Elect Director Robert M. Sandler		Withhold
	1.11	Elect Director Howard I. Smith		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash or stock awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.94 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	4Kids Entertainment, Inc. *KDE*		350865101			04/09/04		552
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard Block		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jay Emmett		For
	1.3	Elect Director Joseph P. Garrity		For
	1.4	Elect Director Michael Goldstein		For
	1.5	Elect Director Steven M. Grossman		For
	1.6	Elect Director Alfred R. Kahn		For
	2	Approve Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 15.71 percent is within the allowable cap for this company of 18.48 percent. In 2003, the company granted over 25 percent of its total grants to its top five named executive officers.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	7-Eleven, Inc. *SE*		817826209			02/27/04		997
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Toshifumi Suzuki		Withhold

We recommend a vote FOR the directors with the exception of insiders Toshifumi Suzuki, Masaaki Asakura, Masaaki Kamata, James W. Keyes and Kazuo Otsuka. We recommend that shareholders WITHHOLD votes from Toshifumi Suzuki, Masaaki Asakura, Masaaki Kamata, James W. Keyes and Kazuo Otsuka for failure to establish a majority independent board.

	1.2	Elect Director Yoshitami Arai		For
	1.3	Elect Director Masaaki Asakura		Withhold
	1.4	Elect Director Jay W. Chai		For
	1.5	Elect Director R. Randolph Devening		For
	1.6	Elect Director Gary J. Fernandes		For
	1.7	Elect Director Masaaki Kamata		Withhold
	1.8	Elect Director James W. Keyes		Withhold
	1.9	Elect Director Kazuo Otsuka		Withhold
	1.10	Elect Director Lewis E. Platt		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/05/04 - A	A. O. Smith Corp. *SAOSA*		831865209			02/25/04		728
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Buehler		For

We recommend a vote FOR the directors with the exceptions of insiders Bruce M. Smith and Mark D. Smith. We recommend that shareholders WITHHOLD votes from Mark D. Smith for standing as an insider on the Audit Committee and Bruce M. Smith for standing as an insider on the Compensation Committee.

	1.2	Elect Director Kathleen J. Hempel		For
	2	Ratify Auditors		For	For		Mgmt

06/18/04 - A	A.C. Moore Arts & Crafts, Inc. *ACMR*		00086T103			04/20/04		511
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard J. Bauer		For

We recommend a vote FOR Richard J. Bauer but WITHHOLD votes from affiliated outsider Richard J. Drake. We recommend that shareholders WITHHOLD votes from Richard J. Drake for failure to establish a majority independent board.

	1.2	Elect Director Richard J. Drake		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/04/04 - A	A.S.V., Inc. *ASVI*		001963107			04/14/04		295
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 18.27 percent is above the allowable cap for this company of 15.37 percent. In addition, the company granted over 25 percent of its total grants in 2003 to its top five named executive officers.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	AAON, Inc. *AAON*		000360206			03/29/04		400
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Aaron Rents, Inc. *RNT.A*		002535201			03/05/04		1,084
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R Charles Loudermilk Sr		Withhold

We recommend a vote FOR the directors with the exceptions of William K. Butler, Jr., Gilbert L. Danielson, Robert C. Loudermilk, Jr., and R. Charles Loudermilk, Sr.. We recommend that shareholders WITHHOLD votes from William K. Butler, Jr., Gilbert L. Danielson, Robert C. Loudermilk, Jr., and R. Charles Loudermilk, Sr. for failure to establish an independent nominating committee.

	1.2	Elect Director Robert C. Loudermilk Jr		Withhold
	1.3	Elect Director Gilbert L. Danielson		Withhold
	1.4	Elect Director Earl Dolive		For
	1.5	Elect Director Ronald W. Allen		For
	1.6	Elect Director Leo Benatar		For
	1.7	Elect Director Ingrid Saunders Jones		For
	1.8	Elect Director William K. Butler, Jr.		Withhold
	1.9	Elect Director Ray M. Robinson		For
	1.10	Elect Director David L. Kolb		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.77 percent is within the allowable cap for this company of 11.80 percent.

05/18/04 - A	ABC Bancorp *ABCB*		000400101			03/08/04		407
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Johnny W. Floyd		For

We recommend a vote FOR the directors with the exception of Edwin W. Hortman, Jr. We recommend that shareholders WITHHOLD votes from Edwin W. Hortman, Jr. for standing as an insider on the Compensation and Nominating committees.

	1.2	Elect Director Edwin W. Hortman, Jr.		Withhold
	1.3	Elect Director Daniel B. Jeter		For
	2	Ratify Auditors		For	For		Mgmt

06/07/04 - A	Abgenix, Inc. *ABGX*		00339B107			04/12/04		4,677
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Able Laboratories Inc *ABRX*		00371N407			04/26/04		713
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Elliot F. Hahn, Ph.D.		For
	1.2	Elect Director Robert J. Mauro		For
	1.3	Elect Director Harry Silverman		For
	1.4	Elect Director David S. Tierney, M.D.		For
	1.5	Elect Director Jerry I. Treppel		For
	1.6	Elect Director Dhananjay G. Wadekar		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation

The total cost of the company’s plan of 13.85 percent is within the allowable cap for this company of 15.05 percent. The aggregate awards granted to the company’s named executives in 2003 represents 28.75 percent of the total awards granted for that year.

03/09/04 - A	ABM Industries Incorporated *ABM*		000957100			01/23/04		1,505
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Luke S. Helms		Withhold

We recommend a vote FOR the directors with the exception of independent outsider Luke S. Helms. We recommend that shareholders WITHHOLD votes from Audit Committee member Luke S. Helms for paying excessive non-audit fees.

	1.2	Elect Director Henry L. Kotkins, Jr.		For
	1.3	Elect Director William W. Steele		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Acadia Realty Trust *AKR*		004239109			03/31/04		609
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Kenneth F. Bernstein		For
We recommend a vote FOR the directors.
	1.2	Elect Trustee Douglas Crocker II		For
	1.3	Elect Trustee Alan S. Forman		For
	1.4	Elect Trustee Suzanne M. Hopgood		For
	1.5	Elect Trustee Lorrence T. Kellar		For
	1.6	Elect Trustee Wendy Luscombe		For
	1.7	Elect Trustee Lee S. Wielansky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/11/04 - A	Accelrys Inc *ACCL*		71713B104			03/25/04		1,078
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul A. Bartlett, Ph.D.		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Paul A. Bartlett, Ph.D.. We recommend that shareholders WITHHOLD votes from Paul A. Bartlett, Ph.D. for standing as an affiliated outsider on the Corporate Governance Committee, which serves as the Nominating Committee.

	1.2	Elect Director Kenneth L. Coleman		For
	1.3	Elect Director Ricardo B. Levy, Ph.D.		For
	2	Change Company Name		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.60 percent is within the allowable cap for this company of 19.67 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Accredited Home Lenders Holding Co. *LEND*		00437P107			03/26/04		448
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Acme Communications, Inc. *ACME*		004631107			04/02/04		376
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/05/04 - A	Action Performance Companies, Inc *ATN*		004933107			01/16/04		545
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Fred W. Wagenhals		For
We recommend a vote FOR the directors.
	1.2	Elect Director R. David Martin		For
	1.3	Elect Director Melodee L. Volosin		For
	1.4	Elect Director John S. Bickford, Sr.		For
	1.5	Elect Director Herbert M. Baum		For
	1.6	Elect Director Edward J. Bauman		For
	1.7	Elect Director Roy A. Herberger, Jr.		For
	1.8	Elect Director Robert L. Matthews		For
	1.9	Elect Director Lowell L. Robertson		For
	2	Ratify Auditors		For	For		Mgmt

12/29/03 - S	Activision, Inc. *ATVI*		004930202			12/01/03		3,037
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 175,000,000 shares.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/09/04 - A	Actuant Corp *ATU*		00508X203			11/18/03		741
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert C. Arzbaecher		For

We recommend a vote FOR the directors with the exceptions of William P. Sovey, Robert A. Peterson, Kathleen J. Hempel, William K. Hall, Thomas J. Fischer, and H. Richard Crowther. We recommend that shareholders WITHHOLD votes from Audit Committee members William P. Sovey, Robert A. Peterson, Kathleen J. Hempel, William K. Hall, Thomas J. Fischer, and H. Richard Crowther for paying excessive non-audit fees.

	1.2	Elect Director Gustav H.P. Boel		For
	1.3	Elect Director Bruce S. Chelberg		For
	1.4	Elect Director H. Richard Crowther		Withhold
	1.5	Elect Director Thomas J. Fischer		Withhold
	1.6	Elect Director William K. Hall		Withhold
	1.7	Elect Director Kathleen J. Hempel		Withhold
	1.8	Elect Director Robert A. Peterson		Withhold
	1.9	Elect Director William P. Sovey		Withhold
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Increase Authorized Common Stock		For	For		Mgmt

05/06/04 - A	Administaff, Inc. *ASF*		007094105			03/09/04		770
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Adolor Corp *ADLR*		00724X102			03/17/04		1,716
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/10/04 - A	Advanced Digital Information Corp. *ADIC*		007525108			01/12/04		2,429
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tom A. Alberg		For
	1.2	Elect Director Walter F. Walker		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.01 percent is within the allowable cap for this company of 19.78 percent.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Advanced Energy Industries, Inc. *AEIS*		007973100			03/15/04		781
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	ADVANCED MEDICAL OPTICS INC *AVO*		00763M108			03/26/04		1,320
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William Grant		For
	1.2	Elect Director Christopher Chavez		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.60 percent is within the allowable cap for this company of 19.60 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	Advanced Neuromodulation Systems, Inc. *ANSI*		00757T101			04/09/04		846
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Hugh M. Morrison		For
	1.2	Elect Director Robert C. Eberhart, Ph.D.		For
	1.3	Elect Director Michael J. Torma, M.D.		For
	1.4	Elect Director Richard D. Nikolaev		For
	1.5	Elect Director Christopher G. Chavez		For
	1.6	Elect Director Joseph E. Laptewicz		For
	1.7	Elect Director J. Philip McCormick		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.48 percent is within the allowable cap for this company of 17.54 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Advent Software, Inc. *ADVS*		007974108			03/17/04		1,488
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 24.50 percent is above the allowable cap for this company of 19.88 percent.
	3	Amend Stock Option Plan		For	Against		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 23.63 percent is above the allowable cap for this company of 19.88 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan. Equity grants including stock options and restricted stock to top five named

	4	Ratify Auditors		For	For		Mgmt

01/23/04 - A	ADVO, Inc. *AD*		007585102			11/28/03		1,087
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Todd C. Brown		For
We recommend a vote FOR the directors.
	1.2	Elect Director David F. Dyer		For
	1.3	Elect Director Bobbie Gaunt		For
	1.4	Elect Director Karen Kaplan		For
	1.5	Elect Director John J. Mahoney		For
	1.6	Elect Director Gary M. Mulloy		For
	1.7	Elect Director Howard H. Newman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 40,000,000 shares is below the allowable threshold of 64,000,000 shares.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	Aeropostale, Inc *ARO*		007865108			04/29/04		958
	1	Classify the Board of Directors		For	Against		Mgmt

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Julian R. Geiger		For
We recommend a vote FOR the directors.
	2.2	Elect Director John S. Mills		For
	2.3	Elect Director Bodil Arlander		For
	2.4	Elect Director Ronald L. Beegle		For
	2.5	Elect Director Mary Elizabeth Burton		For
	2.6	Elect Director Robert B. Chavez		For
	2.7	Elect Director David Edwab		For
	2.8	Elect Director John D. Howard		For
	2.9	Elect Director David B. Vermylen		For
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before bonus awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

06/11/04 - A	Aether Systems, Inc. *AETH*		00808V105			04/23/04		1,607
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Carter Beese, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider George P. Stamas. We recommend that shareholders WITHHOLD votes from George P. Stamas for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director James T. Brady		For
	1.3	Elect Director Jack B. Dunn IV		For
	1.4	Elect Director Edward J. Mathias		For
	1.5	Elect Director David S. Oros		For
	1.6	Elect Director Truman T. Semans		For
	1.7	Elect Director George P. Stamas		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Affiliated Managers Group, Inc. *AMG*		008252108			04/21/04		1,498
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William J. Nutt		For

We recommend a vote FOR the directors with the exception of affiliated outsider Richard E. Floor. We recommend that shareholders WITHHOLD votes from Richard E. Floor for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Sean M. Healey		For
	1.3	Elect Director Richard E. Floor		Withhold
	1.4	Elect Director Stephen J. Lockwood		For
	1.5	Elect Director Harold J. Meyerman		For
	1.6	Elect Director Robert C. Puff, Jr.		For
	1.7	Elect Director Dr. Rita M. Rodriguez		For

05/12/04 - A	Aftermarket Technology Corp. *ATAC*		008318107			04/02/04		590
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Anderson		For
	1.2	Elect Director Michael T. Dubose		For
	1.3	Elect Director Dale F. Frey		For
	1.4	Elect Director Mark C. Hardy		For
	1.5	Elect Director Dr. Michael J. Hartnett		For
	1.6	Elect Director Donald T. Johnson, Jr.		For
	1.7	Elect Director Michael D. Jordan		For
	1.8	Elect Director Gerald L. Parsky		For
	1.9	Elect Director S. Lawrence Prendergast		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.90 percent is within the allowable cap for this company of 20.00 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	AirTran Holdings, Inc. *AAI*		00949P108			03/31/04		4,036
	1	Elect Directors		For	For		Mgmt

05/03/04 - A	AK Steel Holding Corp. *AKS*		001547108			03/19/04		4,212
	1	Elect Directors		For	For		Mgmt

05/25/04 - A	Akamai Technologies, Inc. *AKAM*		00971T101			03/31/04		5,467
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.28 percent is within the allowable cap for this company of 19.79 percent.
	3	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Aksys, Ltd. *AKSY*		010196103			03/22/04		1,172
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William C. Dow		For

We recommend a vote FOR the directors with the exception of W. Dekle Rountree, Jr.. We recommend that shareholders WITHHOLD votes from Compensation Committee member W. Dekle Rountree, Jr. for the disconnect between company’s stock performance and the CEO’s compensation.

	1.2	Elect Director W. Dekle Rountree, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.13 percent is within the allowable cap for this company of 15.58 percent.

Equity grants of stock options to top five named executive officers is 32.85 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Alabama National BanCorporation *ALAB*		010317105			03/19/04		442
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director W. Ray Barnes		For
	1.2	Elect Director Dan M. David		For
	1.3	Elect Director John V. Denson		For
	1.4	Elect Director Griffin A. Greene		For
	1.5	Elect Director John H. Holcomb III		For
	1.6	Elect Director John D. Johns		For
	1.7	Elect Director John J. McMahon, Jr.		For
	1.8	Elect Director C. Phillip McWane		For
	1.9	Elect Director William D. Montgomery		For
	1.10	Elect Director Richard Murray, IV		For
	1.11	Elect Director Victor E. Nichol, Jr.		For
	1.12	Elect Director C. Lloyd Nix		For
	1.13	Elect Director G. Ruffner Page, Jr.		For
	1.14	Elect Director John M. Plunk		Withhold
	1.15	Elect Director W. Stancil Starnes		Withhold
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
	3	Approve Deferred Compensation Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Alamo Group Inc. *ALG*		011311107			03/15/04		200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	ALARIS Medical Systems, Inc.		011637105			03/01/04		746
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hank Brown		For

We recommend a vote FOR the directors with the exception of affiliated outsider Henry Green. We recommend that shareholders WITHHOLD votes from Henry Green for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Norman M. Dean		For
	1.3	Elect Director Henry Green		Withhold
	1.4	Elect Director J. B. Kosecoff, Ph.D.		For
	1.5	Elect Director David L. Schlotterbeck		For
	1.6	Elect Director Barry D. Shalov		For
	1.7	Elect Director William T. Tumber		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.57 percent is above the allowable cap for this company of 9.11 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

ISS supports this proposed amendment to the non-employee director stock option plan. The plan reduces the number of common stock authorized for issue. Therefore, it reduces the potential dilution of the company’s shares.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Ratify Auditors		For	For		Mgmt

05/18/04 - PC	Alaska Air Group, Inc. *ALK*		011659109			03/19/04		1,096
MANAGEMENT PROXY (WHITE)
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William S. Ayer		Withhold

ISS Conclusion: We recommend shareholders vote FOR Mr. Madsen and WITHHOLD votes from Mr. Ayer, Mr. Langland and Mr. Rindlaub for failure to implement the shareholder poison pill proposal on management’s proxy. We recommend shareholders DO NOT VOTE the dissidents’ proxy.

	1.2	Elect Director Dennis F. Madsen		For
	1.3	Elect Director R. Marc Langland		Withhold
	1.4	Elect Director John V. Rindlaub		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation

The total cost of the company’s plans of 9.16 percent is within the allowable cap for this company of 12.35 percent. In 2003, the company granted more than 25 percent of its total grants to its top five named executives.

	3	Adopt Simple Majority Vote Requirement		Against	For		ShrHoldr

ISS Conclusion: We support shareholder proposals seeking to eliminate supermajority vote requirements, as they serve as entrenchment devices for management and therefore are not in the shareholders’ best interest. Although we commend the company for its efforts to reduce its supermajority vote requirement, we encourage the company to take all necessary steps to obtain shareholder approval, or at least seriously investigate viable methods for obtaining an 80-percent vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
ISS Conclusion: Because the company does not have a policy that puts any future pill to a shareholder vote, we recommend that shareholders support this proposal.
	5	Amend By Laws to Adopt Policy for Shareholder Proposals or Director Elections		Against	Against		ShrHoldr
ISS Conclusion: Because the proposal’s wording is unclear as to the specific request being made, we recommend that shareholders vote against this proposal.
	6	Amend By Laws to Adopt Policy on Lead Independent Director		Against	For		ShrHoldr
ISS Conclusion: Because the shareholder proposal comports with our guidelines on effective lead directorships, we recommend that shareholders support this proposal.
	7	Amend By Laws to Adopt Policy on Independent Chairman of the Board		Against	For		ShrHoldr
ISS Conclusion: Because the company does not have the countervailing structure that we require to approve of a single chairman and CEO, we recommend that shareholders support this proposal.
	8	Provide for Confidential Voting		Against	For		ShrHoldr
ISS Conclusion: This clause for contested elections strikes the right balance, as the company will be bound by confidential voting only when a dissident group must also adhere to the policy.
	9	Adopt Report on Employee Stock Ownership		Against	Against		ShrHoldr

ISS Conclusion: Based on the confidentiality restrictions that the company is subject to and the undue expense of updating the requested report on a quarterly basis, we recommend that shareholders oppose this request.

	10	Restore or Provide for Cumulative Voting		Against	For		ShrHoldr

ISS Conclusion: In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria (e.g., the company has a staggered board). Accordingly, the proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

DISSIDENT PROXY
	1	Elect Directors (Opposition Slate)		For	None		Mgmt
	2	Approve Omnibus Stock Plan		Against	None		Mgmt
	3	Adopt Simple Majority Vote Requirement		For	None		ShrHoldr
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		For	None		ShrHoldr
	5	Amend By Laws to Adopt Policy for Shareholder Proposals or Director Elections		For	None		ShrHoldr
	6	Amend Bylaws to Adopt Policy on Lead Independent Director		For	None		ShrHoldr
	7	Amend Bylaws to Adopt Policy on Independent Chairman of the Board		For	None		ShrHoldr
	8	Provide for Confidential Voting		For	None		ShrHoldr
	9	Adopt Report on Employee Stock Ownership		For	None		ShrHoldr
	10	Provide for Cumulative Voting		For	None		ShrHoldr
	11	Amend Bylaws to Establish New Election Standards		For	None		ShrHoldr
	12	Amend Bylaws Regarding Majority Votes		For	None		ShrHoldr

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Albany International Corp. *AIN*		012348108			03/08/04		1,159
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank R. Schmeler		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Francis L. McKone and insiders Frank R. Schmeler, John C. Standish, Christine L. Standish, and Thomas R. Beecher, Jr. We recommend that shareholders WITHHOLD votes from Francis L. McKone for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board, from Christine L. Standish for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, and from Thomas R. Beecher for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Frank R. Schmeler for failure to establish a majority independent board and from John C. Standish for standing as an insider on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Thomas R. Beecher, Jr.		Withhold
	1.3	Elect Director Francis L. McKone		Withhold
	1.4	Elect Director Barbara P. Wright		For
	1.5	Elect Director Joseph G. Morone		For
	1.6	Elect Director Christine L. Standish		Withhold
	1.7	Elect Director Erland E. Kailbourne		For
	1.8	Elect Director John C. Standish		Withhold
	1.9	Elect Director Hugh J. Murphy		For
	2	Approve Outside Director Stock Awards in Lieu of Cash		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Vote Recommendation Although this plan will result in issuance of shares, it does not result in shareholder wealth transfer. Instead, it merely alters the medium through which participants are paid by allowing such individuals to receive common shares in lieu of cash. The potential voting power dilution resulting from the 48,533 shares issuable under this plan over the life of the plan, estimated based on the current stock price of $29.67 and the current number of eight nonemployee directors, is 0.15 percent of the total number of Class A shares outstanding. We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders

05/19/04 - A	Albany Molecular Research, Inc. *AMRI*		012423109			03/24/04		1,195
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas E. D’Ambra		For
We recommend a vote FOR the directors.
	1.2	Elect Director Anthony P. Tartaglia		For

03/31/04 - A	Albemarle Corp. *ALB*		012653101			02/13/04		1,421
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark C. Rohr		For
We recommend a vote FOR the directors.
	1.2	Elect Director Lloyd B. Andrew		For
	1.3	Elect Director Charles E. Stewart		For
	1.4	Elect Director William M. Gottwald		For
	1.5	Elect Director Seymour S. Preston III		For
	1.6	Elect Director John Sherman, Jr.		For
	1.7	Elect Director Floyd D. Gottwald, Jr.		For
	1.8	Elect Director Richard L. Morrill		For
	1.9	Elect Director Anne Marie Whittemore		For
	1.10	Elect Director John D. Gottwald		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	ALDERWOODS GROUP INC		014383103			03/08/04		1,500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Alexander & Baldwin, Inc. *ALEX*		014482103			02/19/04		1,835
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael J. Chun		For

We recommend a vote FOR the directors with the exception of Walter A. Dods, Jr.. We recommend that shareholders WITHHOLD votes from Walter A. Dods, Jr. for standing as an affiliated outsider on the Audit Committee and Walter A. Dods, Jr. for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Allen Doane		For
	1.3	Elect Director Walter A. Dods, Jr.		Withhold
	1.4	Elect Director Charles G. King		For
	1.5	Elect Director Constance H. Lau		For
	1.6	Elect Director Carson R. McKissick		For
	1.7	Elect Director Maryanna G. Shaw		For
	1.8	Elect Director Charles M. Stockholm		For
	1.9	Elect Director Jeffrey N. Watanabe		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.80 percent is within the allowable cap for this company of 8.69 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Alexander’s, Inc. *ALX*		014752109			04/16/04		90
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael D. Fascitelli		Withhold

We recommend a vote FOR the directors with the exception of insider Michael D. Fascitelli. We recommend that shareholders WITHHOLD votes from Michael D. Fascitelli for failure to establish an independent nominating committee.

	1.2	Elect Director David Mandelbaum		For
	1.3	Elect Director Dr. Richard R. West		For
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Alexandria Real Estate Equities, Inc. *ARE*		015271109			03/29/04		861
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry M. Sudarsky		Withhold

We recommend a vote FOR the directors with the exception of Jerry M. Sudarsky. We recommend that shareholders WITHHOLD votes from Jerry M. Sudarsky for standing as an affiliated outsider on the Audit Committee and for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Joel S. Marcus		For
	1.3	Elect Director James H. Richardson		For
	1.4	Elect Director Richard B. Jennings		For
	1.5	Elect Director Richard H. Klein		For
	1.6	Elect Director Anthony M. Solomon		For
	1.7	Elect Director Alan G. Walton		For
	1.8	Elect Director Richmond A. Wolf		For
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Alfa Corp. *ALFA*		015385107			03/11/04		1,538
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry A. Newby		Withhold

We recommend that shareholders WITHHOLD votes from Boyd E. Christenberry for standing as affiliated outsider on the Audit Committee and for failure to establish an independent nominating committee. We also recommend that shareholders WITHHOLD votes from B. Phil Richardson for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish an independent nominating committee. Lastly, we recommend that shareholders WITHHOLD votes from C. Lee Ellis and Jerry A. Newby for failure to establish an independent nominating committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Hal F. Lee		For
	1.3	Elect Director Russell R. Wiggins		For
	1.4	Elect Director Dean Wysner		For
	1.5	Elect Director Jacob C. Harper		For
	1.6	Elect Director Steve Dunn		For
	1.7	Elect Director B. Phil Richardson		Withhold
	1.8	Elect Director Boyd E. Christenberry		Withhold
	1.9	Elect Director John R. Thomas		For
	1.10	Elect Director Larry E. Newman		For
	1.11	Elect Director C. Lee Ellis		Withhold

05/19/04 - A	Align Technology, Inc. *ALGN*		016255101			03/22/04		2,061
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Allegheny Energy, Inc. *AYE*		017361106			03/16/04		5,766
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eleanor Baum		For
We recommend a vote FOR all the directors nominees.
	1.2	Elect Director Cyrus F. Freidheim, Jr.		For
	1.3	Elect Director Ted J. Kleisner		For
	2	Eliminate Cumulative Voting		For	Against		Mgmt
In a case where the certificate currently provides for cumulative voting, ISS does not believe it is necessary to remove the provision.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.48 percent is within the allowable cap for this company of 5.22 percent.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify Auditors		For	For		Mgmt
	6	Amend Vote Requirements to Amend Articles/Bylaws/Charter		For	For		ShrHoldr
Since the adoption of this proposal, which the company also supports, would strengthen the rights of the shareholders, ISS recommends a vote FOR this proposal.
	7	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		For	For		ShrHoldr
We agree with the proponent that the adoption, maintenance or extension of any poison pill should be put to a shareholder vote.
	8	Declassify the Board of Directors		For	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	9	Separate Chairman and CEO Positions		Against	For		ShrHoldr

In the case of Allegheny Energy, while the company has a rotating non-management presiding director position for its executive sessions, the position does not perform most of the duties listed above, including serving as a liaison between the chairman and CEO, approving information sent to the board, approving meeting agenda and meeting schedules. Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO. Therefore, ISS recommends a vote FOR this proposal.

	10	Expense Stock Options		Against	For		ShrHoldr
	11	Adopt a Policy that will Commit Executive & Directors to Hold at Least 50% of their Shares		Against	For		ShrHoldr
In the absence of any long-term ownership requirement by senior executives and directors at the company, ISS recommends a vote FOR this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

In this case, the company states that the Audit Committee monitors and evaluates the performance and independence of PwC in both its auditing services and its non-audit services. For the fiscal year 2003, the company paid $3,976,400 for audit fees, $60,420 for audit-related fees and none for other non-audit related fees. Therefore, we believe this proposal does not warrant shareholder support.

	13	Restore Preemptive Rights of Shareholders		Against	Against		ShrHoldr

ISS recognizes shareholders’ concerns regarding dilution, but given the shareholder support for removing preemptive rights as recently as last year, the company’s financing needs and the cost of implementing preemptive rights, we recommend a vote AGAINST this proposal.

	14	Reincorporate in Another State from Maryland to Delaware		Against	For		ShrHoldr

ISS commends the company for seeking redemption of the poison pill. While the company has indicated in support of shareholder proposal # 6, that it will take steps to opt out of the control share acquisition act and eliminate super-majority vote requirements, those actions are contingent upon shareholder approval. If the company ends up opting out of those anti-takeover provisions, we will revisit the issue of shareholder rights under the two state statutes. However, based upon the company currently being subject to anti-takeover provisions under Maryland law and the comprehensive and flexible corporate laws of Delaware, we believe that this proposal warrants shareholder support.

05/06/04 - A	Allegheny Technologies, Inc. *ATI*		01741R102			03/12/04		3,687
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/19/04 - S	Allegiant Bancorp, Inc.		017476102			02/17/04		511
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

05/25/04 - A	Alliance Imaging, Inc. *AIQ*		018606202			04/02/04		425
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael W. Michelson		Withhold

We recommend a vote FOR Edward L. Samek but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from James C. Momtazee and Michael W. Michelson for standing as insiders on the Compensation and Nominating committees.

	1.2	Elect Director James C. Momtazee		Withhold
	1.3	Elect Director Edward L. Samek		For
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Allmerica Financial Corp. *AFC*		019754100			03/22/04		2,479
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael P. Angelini		For
	1.2	Elect Director Edward J. Parry, III		For
	1.3	Elect Director Herbert M. Varnum		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Allscripts Healthcare Solutions, Inc. *MDRX*		01988P108			04/26/04		957
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 17.05 percent is above the allowable cap for this company of 13.96 percent. Equity grants including stock options and other forms of long-term incentive awards to top five named executive officers were 27.24 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Alpharma Inc. *ALO*		020813101			04/02/04		1,760
	1	Elect Directors		For	For		Mgmt

06/02/04 - A	Alteon Inc. *ALT*		02144G107			04/05/04		1,768
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Marilyn G. Breslow		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Compensation Committee members and independent outsiders Thomas A. Moore, Alan J. Dalby, and Marilyn G. Breslow for not aligning CEO’s compensation with the interests of shareholders.

	1.2	Elect Director Alan J. Dalby		Withhold
	1.3	Elect Director Thomas A. Moore		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 68,000,000 shares. We recommend a vote FOR Item 3.

05/14/04 - A	Ambassadors Group Inc *EPAX*		023177108			03/31/04		200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Ambassadors International, Inc. *AMIE*		023178106			03/31/04		278
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter V. Ueberroth		For
	1.2	Elect Director Richard D.C. Whilden		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/13/04 - A	AMCOL International Corp. *ACO*		02341W103			03/19/04		870
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	Amcore Financial, Inc. *AMFI*		023912108			03/05/04		1,131
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paula A. Bauer		For
We recommend a vote FOR the directors with the exception of independent outsider Karen L. Branding. We recommend that shareholders WITHHOLD votes from Karen L. Branding for poor attendance.
	1.2	Elect Director Karen L. Branding		Withhold
	1.3	Elect Director Paul Donovan		For
	1.4	Elect Director Jack D. Ward		For
	1.5	Elect Director Gary L. Watson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/20/04 - A	America West Holdings Corp. *AWA*		023657208			03/31/04		1,440
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Walter T. Klenz		For
	1.2	Elect Director Richard C. Kraemer		For
	1.3	Elect Director Denise M. O’Leary		For
	2	Increase Authorized Common Stock		For	Against		Mgmt

However, the company states that it could adopt a poison pill using the additional authorized shares. We note that the company already has blank check preferred which would enable it to adopt a poison pill.

Although the increase is below the allowable threshold, we do not recommend in favor of this item as the increase may enable the company to implement a poison pill or other anti-takeover measures.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Adopt a Policy that No Member of the Board shall have Investment in a Direct Competitor Company		Against	Against		ShrHoldr

In view of the company’s existing policies and procedures regarding conflicts of interest which applies to directors, and the fact that the Audit Committee, which is composed of independent directors, monitors compliance with the Code, we do not support this proposal at this time.

06/22/04 - A	American Eagle Outfitters, Inc. *AEOS*		02553E106			04/30/04		2,778
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jon P. Diamond		Withhold

We recommend that shareholders vote FOR Janice E. Page but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider James V. O’Donnell and affiliated outsider Jon P. Diamond for failure to establish a majority independent board.

	1.2	Elect Director James V. O’Donnell		Withhold
	1.3	Elect Director Janice E. Page		For
	2	Expense Stock Options		Against	For		ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Adopt ILO Based Code of Conduct		Against	Against		ShrHoldr
Given that the company already has a policy in place and uses both internal and third-party audit firms, we do not believe that support of this proposal is warranted at this time.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	American Greetings Corp. *AM*		026375105			04/26/04		3,278
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Scott S. Cowen		For
We recommend a vote FOR the directors with the exception of independent outsider Charles A. Ratner. We recommend that shareholders WITHHOLD votes from Charles A. Ratner for poor attendance.
	1.2	Elect Director Harriet Mouchly-Weiss		For
	1.3	Elect Director Charles A. Ratner		Withhold
	1.4	Elect Director Zev Weiss		For
	1.5	Elect Director Joseph Hardin		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.13 percent is within the allowable cap for this company of 11.38 percent.

01/21/04 - A	American Healthways, Inc. *AMHC*		02649V104			12/01/03		456
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank A. Ehmann		For
We recommend a vote FOR the directors.
	1.2	Elect Director William C. O’Neil, Jr.		For
	1.3	Elect Director Ben R. Leedle, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 16.94 percent is within the allowable cap for this company of 20.04 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 35,000,000 shares is below the allowable threshold of 62,000,000 shares.

06/16/04 - A	American Home Mortgage Investment, Corp. *AHM*		02660R107			04/23/04		1,610
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/19/04 - A	American Italian Pasta Co. *PLB*		027070101			12/22/03		489
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tim M. Pollak		For
We recommend a vote FOR the directors.
	1.2	Elect Director William R. Patterson		For
	1.3	Elect Director Terence C. O’ Brien		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 11.65 percent is within the allowable cap for this company of 12.00 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	American Land Lease, Inc. *ANL*		027118108			04/07/04		188
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Terry Considine		Withhold

We recommend a vote FOR Bruce D. Benson but WITHHOLD votes from insider Terry Considine. We recommend that shareholders WITHHOLD votes from Terry Considine for failure to establish a majority independent board.

	1.2	Elect Director Bruce D. Benson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.59 percent is above the allowable cap for this company of 10.38 percent.

05/18/04 - A	American Medical Security Group, Inc. *AMZ*		02744P101			03/22/04		499
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark A. Brodhagen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Samuel V. Miller		For
	1.3	Elect Director Michael T. Riordan		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	American Medical Systems Holdings, Inc. *AMMD*		02744M108			03/19/04		937
	1	Elect Directors		For	For		Mgmt

06/09/04 - A	American Mortgage Acceptance Company *AMC*		027568104			04/16/04		279
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Stuart J. Boesky		For
	1.2	Elect Trustee Alan P. Hirmes		For
	1.3	Elect Trustee Scott M. Mannes		For
	1.4	Elect Trustee Stanley Perla		For
	1.5	Elect Trustee Richard M. Rosan		For
	2	Eliminate Limitation on Independent Trustee Compensation		For	For		Mgmt

ISS believes that the current limit on director compensation may hinder the company to recruit and retain outside directors. In light of increased director’s responsibilities, ISS believes that the limit is too restrictive. Therefore, ISS supports this proposal.

	3	Amend Stock Option Plan		For	Against		Mgmt

Although the company states that 833,818 shares of company stock is available as of the proxy date, this number may be increased from time to time as a result of an increase in the aggregate number of outstanding common shares. Since the company did not disclose the term of the plan, ISS is not able to estimate the number of shares reserved under the plan. Therefore, ISS recommends voting AGAINST this proposal.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	American National Bankshares Inc. *AMNB*		027745108			03/10/04		206
	1	Elect Directors		For	For		Mgmt

05/11/04 - A	American States Water Company *AWR*		029899101			03/18/04		708
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.08 percent is within the allowable cap for this company of 5.82 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Americanwest Bancorporation *AWBC*		03058P109			03/19/04		440
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	AmeriGroup Corp. *AGP*		03073T102			03/29/04		1,115
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/24/04 - A	Ameron International Corp. *AMN*		030710107			02/10/04		268
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J. Michael Hagan		For
We recommend a vote FOR the directors.
	1.2	Elect Director Terry L. Haines		For
	1.3	Elect Director Dennis C. Poulsen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.30 percent is within the allowable cap for this company of 19.45 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	AmerUs Group Co. *AMH*		03072M108			03/08/04		1,811
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger K. Brooks		For
Conclusion
	1.2	Elect Director Thomas C. Godlasky		For
	1.3	Elect Director Stephen Strome		For
	1.4	Elect Director F.A. Wittern, Jr.		For
	2	Amend Articles		For	For		Mgmt

Conclusion While the amendments are more favorable to directors, the language is more precise and will enable for improved clarity of the company’s authority. We are comfortable that they are in order to comply with revised Iowa law and are in the broader interest of shareholders.

	3	Approve Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.71 percent is within the allowable cap for this company of 17.38 percent.
	4	Ratify Auditors		For	For		Mgmt

04/26/04 - A	AMLI Residential Properties Trust *AML*		001735109			03/05/04		718
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	AMN Healthcare Services Inc. *AHS*		001744101			03/31/04		618
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert B. Haas		For
We recommend a vote FOR the directors.
	1.2	Elect Director Steven C. Francis		For
	1.3	Elect Director Susan R. Nowakowski		For
	1.4	Elect Director William F. Miller III		For
	1.5	Elect Director Andrew M. Stern		For
	1.6	Elect Director Douglas D. Wheat		For
	1.7	Elect Director Kenneth F. Yontz		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.86 percent is within the allowable cap for this company of 19.52 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	AMR Corp. *AMR*		001765106			03/22/04		7,293
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gerard J. Arpey		For
We recommend a vote FOR the directors with the exception of Philip J. Purcell, from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Compensation Committee.
	1.2	Elect Director John W. Bachmann		For
	1.3	Elect Director David L. Boren		For
	1.4	Elect Director Edward A. Brennan		For
	1.5	Elect Director Armando M. Codina		For
	1.6	Elect Director Earl G. Graves		For
	1.7	Elect Director Ann McLaughlin Korologos		For
	1.8	Elect Director Michael A. Miles		For
	1.9	Elect Director Philip J. Purcell		Withhold
	1.10	Elect Director Joe M. Rodgers		For
	1.11	Elect Director Judith Rodin, Ph.D.		For
	1.12	Elect Director Roger T. Staubach		For
	2	Ratify Auditors		For	For		Mgmt
	3	Affirm Nonpartisan Political Policy		Against	Against		ShrHoldr
Since it appears that the company has already addressed this issue through its own internal policies and observance of federal law, we do not believe that support of this proposal is necessary.
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at some companies. We support this proposal and we commend the company for agreeing to implement this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Amsurg Corp. *AMSG*		03232P405			04/02/04		1,192
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote RecommendationThe total cost of the company’s plan of 13.09 percent is above the allowable cap for this company of 12.95 percent.
	4	Ratify Auditors		For	For		Mgmt

01/16/04 - A	Analogic Corp. *ALOG*		032657207			12/04/03		237
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bernard M. Gordon		For
We recommend a vote FOR the directors.
	1.2	Elect Director John A. Tarello		For
	1.3	Elect Director John W. Wood Jr.		For
	2	Amend Restricted Stock Plan		For	For		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 3.98 percent is within the allowable cap for this company of 17.99 percent.
	3	Amend Nonemployee Director Stock Option Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 4.22 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 17.99 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 3.36 percent is within the allowable cap for this company of 17.99 percent.

02/10/04 - A	Andrew Corp. *ANDW*		034425108			12/12/03		5,805
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. Bollinger, Ph.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Philip Wm. Colburn		For
	1.3	Elect Director Thomas A. Donahoe		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Ralph E. Faison		For
	1.5	Elect Director Jere D. Fluno		For
	1.6	Elect Director William O. Hunt		For
	1.7	Elect Director Charles R. Nicholas		For
	1.8	Elect Director Robert G. Paul		For
	1.9	Elect Director Gerald A. Poch		For
	1.10	Elect Director Glen O. Toney, Ph.D.		For
	1.11	Elect Director Dennis L. Whipple		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Angelica Corp. *AGL*		034663104			03/31/04		368
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Susan S. Elliott		For
	1.2	Elect Director Don W. Hubble		For
	1.3	Elect Director Kelvin R. Westbrook		For
	1.4	Elect Director Ronald J. Kruszewski		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.36 percent is within the allowable cap for this company of 19.67 percent.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
ISS supports the ratification for affirmation of the establishment of performance goals. In addition, such performance-based compensation qualifies for tax deduction under Section 162(m).
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 6.25 percent is within the allowable cap for this company of 19.67 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Anixter International Inc. *AXE*		035290105			03/31/04		1,442
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lord James Blyth		For
	1.2	Elect Director Robert L. Crandall		For
	1.3	Elect Director Robert W. Grubbs Jr.		For
	1.4	Elect Director F. Philip Handy		For
	1.5	Elect Director Melvyn N. Klein		For
	1.6	Elect Director Stuart M. Sloan		For
	1.7	Elect Director Thomas C. Theobald		For
	1.8	Elect Director Mary Agnes Wilderotter		For
	1.9	Elect Director Matthew Zell		For
	1.10	Elect Director Samuel Zell		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.16 percent is within the allowable cap for this company of 9.37 percent. Additionally, this plan expressly forbids repricing.

04/29/04 - A	AnnTaylor Stores Corp. *ANN*		036115103			03/08/04		2,000
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	ANSYS, Inc. *ANSS*		03662Q105			03/09/04		630
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 17.40 percent is within the allowable cap for this company of 19.97 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Anteon International Corp. *ANT*		03674E108			03/29/04		864
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.21 percent is within the allowable cap for this company of 19.55 percent.
	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Anthracite Capital, Inc. *AHR*		037023108			03/31/04		2,543
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald G. Drapkin		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Donald G. Drapkin. We recommend that shareholders WITHHOLD votes from Donald G. Drapkin for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Carl F. Geuther		For
	1.3	Elect Director Leon T. Kendall		For
	1.4	Elect Director Clay G. Lebhar		For
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Antigenics, Inc. *AGEN*		037032109			03/19/04		734
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Noubar Afeyan		For
	1.2	Elect Director Frank V. Atlee III		For
	1.3	Elect Director Pramod K. Srivastava		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 12.57 percent is within the allowable cap for this company of 14.25 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan. Equity grants including restricted stock and stock options to named executive officers were 29.78 percent of the total shares granted during the last year.

05/27/04 - A	Anworth Mortgage Asset Corp. *ANH*		037347101			04/15/04		2,276
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.44 percent is within the allowable cap for this company of 8.15 percent.
	3	Ratify Auditors		For	For		Mgmt

06/04/04 - A	APAC Customer Services, Inc. *APAC*		00185E106			04/05/04		1,200
	1	Elect Directors		For	For		Mgmt

06/16/04 - A	Aphton Corp. *APHT*		03759P101			04/17/04		1,692
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philip C. Gevas		For
	1.2	Elect Director William A. Hasler		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.35 percent is within the allowable cap for this company of 14.82 percent. Equity grants including stock options and other forms of long-term incentive awards to top five named executive officers were 88.99 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	Apogee Enterprises, Inc. *APOG*		037598109			04/28/04		915
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Applica Incorporated *APN*		03815A106			03/22/04		749
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/10/04 - A	Applied Signal Technology, Inc. *APSG*		038237103			01/09/04		340
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Milton E. Cooper		For
	1.2	Elect Director John R. Treichler		For
	1.3	Elect Director Stuart G. Whittelsey, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.95 percent is within the allowable cap for this company of 18.83 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	Aquantive, Inc. *AQNT*		03839G105			03/26/04		1,829
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter M. Neupert		For
	1.2	Elect Director Linda J. Srere		For
	1.3	Elect Director Jaynie M. Studenmund		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

This proposal is designed to bring the plan into compliance with Section 162(m) of the Internal Revenue Code in order to preserve the tax deductibility and provides for the issuance of awards with performance-based criteria. As such, we believe that this proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Aquila Inc. *ILA*		03840P102			03/08/04		8,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. Baker		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider John R. Baker. We recommend that shareholders WITHHOLD votes from John R. Baker for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Irvine O. Hockaday, Jr.		For
	1.3	Elect Director Heidi E. Hutter		For
	1.4	Elect Director Dr. Stanley O. Ikenberry		For

05/17/04 - A	Arbitron, Inc. *ARB*		03875Q108			04/02/04		1,343
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alan Aldworth		For

We recommend a vote FOR the directors with the exception of affiliated outsider Lawrence Perlman. We recommend that shareholders WITHHOLD votes from Lawrence Perlman for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Erica Farber		For
	1.3	Elect Director Kenneth F. Gorman		For
	1.4	Elect Director Philip Guarascio		For
	1.5	Elect Director Larry E. Kittelberger		For
	1.6	Elect Director Stephen B. Morris		For
	1.7	Elect Director Luis G. Nogales		For
	1.8	Elect Director Lawrence Perlman		For
	1.9	Elect Director Richard A. Post		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.45 percent is within the allowable cap for this company of 19.57 percent.

04/23/04 - A	Arch Chemicals, Inc. *ARJ*		03937R102			03/03/04		833
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Arch Coal, Inc. *ACI*		039380100			03/01/04		2,099
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Arden Group, Inc. *ARDNA*		039762109			04/26/04		44
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Kenneth A. Goldman		Withhold

We recommend that shareholders WITHHOLD votes from affiliated outsider Kenneth A. Goldman. We recommend that shareholders WITHHOLD votes from Kenneth A. Goldman for standing as an affiliated outsider on the Nominating Committee.

	2	Ratify Auditors		For	For		Mgmt

06/11/04 - A	Arena Pharmaceuticals Inc *ARNA*		040047102			04/15/04		689
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Argonaut Group, Inc. *AGII*		040157109			04/05/04		1,146
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hector De Leon		For
We recommend a vote FOR the directors with the exception of affiliated outsider Fayez S. Sarofim. We recommend that shareholders WITHHOLD votes from Fayez S. Sarofim for poor attendance.
	1.2	Elect Director Frank W. Maresh		For
	1.3	Elect Director Allan W. Fulkerson		For
	1.4	Elect Director David Hartoch		For
	1.5	Elect Director John R. Power, Jr.		For
	1.6	Elect Director George A. Roberts		For
	1.7	Elect Director Fayez S. Sarofim		Withhold
	1.8	Elect Director Mark E. Watson III		For
	1.9	Elect Director Gary V. Woods		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.28 percent is below the allowable cap for this company of 14.76 percent. In addition, the plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 6.98 percent is below the allowable cap for this company of 14.76 percent. In addition, the plan expressly forbids repricing.
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/29/04 - A	Argosy Gaming Co. *AGY*		040228108			03/10/04		1,037
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lance Callis		For
	1.2	Elect Director John B. Pratt, Sr.		For
	1.3	Elect Director Edward F. Brennan		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/23/04 - A	ARIAD Pharmaceuticals, Inc. *ARIA*		04033A100			04/26/04		2,396
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mary C. Tanner		Withhold

We recommend that shareholders vote FOR Athanase Lavidas, Ph.D., but WITHHOLD votes from affiliated outsider Mary C. Tanner. We recommend that shareholders WITHHOLD votes from Mary C. Tanner for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Athanase Lavidas, Ph.D.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.83 percent is within the allowable cap for this company of 19.87 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 85,000,000 shares is below the allowable threshold of 87,000,000 shares.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Ariba, Inc. *ARBA*		04033V104			05/14/04		14,280
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

Conclusion: The transaction offers Ariba a complementary product offering that may enable the combined company to improve its growth rate through offering a more complete solution to its customers. In addition, the company estimates $25 million in annual cost savings by combining operations with FreeMarkets. The cost synergies represent approximately 6.3 percent of the combined company’s operating expense base using pro forma combined consolidated statements for the year ended Sept. 30, 2003. The valuation work done by the financial advisor indicates the merger consideration is in-line with comparable companies and premiums on precedent transactions. Based on the cost synergies, strategic fit, and fairness opinion, we recommend shareholders support the issuance of shares to complete the transaction with FreeMarkets.

	2	Approve Reverse Stock Split		For	For		Mgmt
However, the effective increase falls within ISS’s allowable cap for proposed increases in common stock.
	3	Elect Director Richard Wallman		For	For		Mgmt
We recommend a vote FOR the directors.
	4	Elect Director Thomas Monahan		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

04/27/04 - A	Arkansas Best Corp. *ABFS*		040790107			02/27/04		1,029
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Arris Group Inc *ARRS*		04269Q100			04/12/04		3,188
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Alex B. Best		For
We recommend a vote FOR the directors.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Harry L. Bosco		For
	1.3	Elect Director John (Ian) Anderson Craig		For
	1.4	Elect Director Matthew B. Kearney		For
	1.5	Elect Director William H. Lambert		For
	1.6	Elect Director John R. Petty		For
	1.7	Elect Director Robert J. Stanzione		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.46 percent is within the allowable cap for this company of 14.12 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	Arrow Financial Corp. *AROW*		042744102			03/05/04		348
	1	Elect Directors		For	For		Mgmt

01/21/04 - A	Arrow International, Inc. *ARRO*		042764100			11/28/03		638
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director T. Jerome Holleran		Withhold

We recommend the shareholders vote FOR James Macaleer but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsider and Audit Committee member Alan M. Sebulsky for paying excessive non-audit fees and from insider T. Jerome Holleran for failure to establish an independent nominating committee.

	1.2	Elect Director R. James Macaleer		For
	1.3	Elect Director Alan M. Sebulsky		Withhold
	2	Ratify Auditors		For	Against		Mgmt

05/06/04 - A	Artesyn Technologies, Inc. *ATSN*		043127109			03/08/04		1,261
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward S. Croft, III		For

We recommend a vote FOR the directors with the exception of affiliated outsider Ronald D. Schmidt. We recommend that shareholders WITHHOLD votes from Ronald D. Schmidt for standing as an affiliated outsider on the Governance and Nominating Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Lawrence J. Matthews		For
	1.3	Elect Director Joseph M. O’Donnell		For
	1.4	Elect Director Stephen A. Ollendorff		For
	1.5	Elect Director Phillip A. O’Reilly		For
	1.6	Elect Director Bert Sager		For
	1.7	Elect Director A. Eugene Sapp, Jr.		For
	1.8	Elect Director Ronald D. Schmidt		Withhold
	1.9	Elect Director Lewis Solomon		For
	1.10	Elect Director John M. Steel		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.39 percent is within the allowable cap for this company of 13.98 percent.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.91 percent is within the allowable cap for this company of 13.98 percent.

05/26/04 - A	ArthroCare Corp. *ARTC*		043136100			04/26/04		826
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 23.35 percent is above the allowable cap for this company of 16.65 percent. ISS also noted that the named officers received approximately 54 percent of the total stock options and restricted stock granted in 2003.

	4	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 20.60 percent is above the allowable cap for this company of 16.65 percent.
	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/11/04 - A	Artisan Components, Inc. *ARTI*		042923102			01/14/04		1,252
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mark R. Templeton		Withhold

We recommend shareholders vote FOR the directors, with the exception of Robert P. Latta, Morio Kurosaki, Scott T. Becker, and Mark R. Templeton. We recommend shareholders WITHHOLD votes from Robert P. Latta for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board; from affiliated outsider Morio Kurosaki for poor attendance and for failure to establish a majority independent board; and from insiders Scott T. Becker and Mark R. Templeton for failure to establish a majority independent board.

	1.2	Elect Director Scott T. Becker		Withhold
	1.3	Elect Director Lucio L. Lanza		For
	1.4	Elect Director R. Stephen Heinrichs		For
	1.5	Elect Director Morio Kurosaki		Withhold
	1.6	Elect Director Robert P. Latta		Withhold
	1.7	Elect Director Leon Malmed		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote RecommendationThe total cost of the company’s plans of 21.63 percent exceeds the allowable cap for this company of 19.99 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote RecommendationThe total cost of the company’s plans of 20.41 percent exceeds the allowable cap for the company of 19.99 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Asbury Automotive Group. Inc. *ABG*		043436104			04/12/04		465
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philip F. Maritz		For
We recommend a vote FOR the directors.
	1.2	Elect Director John M. Roth		For
	1.3	Elect Director Ian K. Snow		For
	1.4	Elect Director Jeffrey I. Wooley		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.92 percent is within the allowable cap for this company of 19.54 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

06/18/04 - A	Ascential Software Corp. *ASCL*		04362P207			04/26/04		2,704
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Ellenberger		For
We recommend a vote FOR the directors.
	1.2	Elect Director William J. Weyand		For
	2	Reduce Authorized Common Stock		For	For		Mgmt
We believe this proposal is in shareholders’ best interests because it would limit future dilution of their investment.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	AsiaInfo Holdings, Inc. *ASIA*		04518A104			03/01/04		1,197
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Xingsheng Zhang		Withhold
	1.2	Elect Director Ying Wu		For
	1.3	Elect Director Tao Long		For
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Ask Jeeves, Inc. *ASKJ*		045174109			03/26/04		1,728
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. George (skip) Battle		For

We recommend a vote FOR the directors with the exception of affiliated outsider Garrett Gruener. We recommend that shareholders WITHHOLD votes from Garrett Gruener for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Steven Berkowitz		For
	1.3	Elect Director Garrett Gruener		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Aspect Communications Corp. *ASPT*		04523Q102			03/31/04		2,868
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.94 percent is within the allowable cap for this company of 14.74 percent.
	3	Amend Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Aspect Medical Systems *ASPM*		045235108			04/12/04		388
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard J. Meelia		For
	1.2	Elect Director Donald R. Stanski		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 23.38 percent is above the allowable cap for this company of 17.95 percent. Additionally, this company has repriced stock options without shareholder approval in the past.

	3	Approve Issuance of Shares for a Private Placement		For	For		Mgmt
Given that the issuance will be at an average market price, the modest dilution (2.6 percent) and the existing ownership limit for Boston Scientific, we recommend for the approval of this item.
	4	Ratify Auditors		For	For		Mgmt
	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/05/04 - A	Associated Estates Realty Corp. *AEC*		045604105			03/19/04		638
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Albert T. Adams		Withhold

We recommend a vote FOR the directors with the exceptions of insider Jeffrey I. Friedman and affiliated outsiders James M. Delaney, Mark L. Milstein and Albert T. Adams. We recommend that shareholders WITHHOLD votes from James M. Delaney for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Albert T. Adams for standing as an affiliated outsider on the Nominating and Compensation committees and for failure to establish a majority independent board. Lastly, we also recommend that shareholders WITHHOLD votes from Jeffrey I. Friedman and Mark L. Milstein for failure to establish a majority independent board.

	1.2	Elect Director James M. Delaney		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Jeffrey I. Friedman		Withhold
	1.4	Elect Director Gerald C. McDonough		For
	1.5	Elect Director Mark L. Milstein		Withhold
	1.6	Elect Director Frank E. Mosier		For
	1.7	Elect Director Richard T. Schwarz		For

04/27/04 - A	Astec Industries, Inc. *ASTE*		046224101			02/25/04		600
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J. Don Brock		For
	1.2	Elect Director Albert E. Guth		For
	1.3	Elect Director W. Norman Smith		For
	1.4	Elect Director William B. Sansom		For
	2	Elect Director R. Douglas Moffat		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/28/04 - A	Atherogenics Inc *AGIX*		047439104			03/01/04		1,634
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David Bearman		For

We recommend a vote FOR the directors with the exception of affiliated outsider Vaughn D. Bryson. We recommend that shareholders WITHHOLD votes from Vaughn D. Bryson for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Vaughn D. Bryson		Withhold
	1.3	Elect Director T. Forcht Dagi		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.08 percent is above the allowable cap for this company of 13.36 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Atlantic Coast Airlines Holdings, Inc. *ACAI*		048396105			04/02/04		2,211
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kerry B. Skeen		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Caroline (Maury) Devine, Susan MacGregor Coughlin, and Robert E. Buchanan. We recommend that shareholders WITHHOLD votes from Compensation Committee members Caroline (Maury) Devine, Susan MacGregor Coughlin, and Robert E. Buchanan not aligning CEO’s compensation with the interests of shareholders.

	1.2	Elect Director Thomas J. Moore		For
	1.3	Elect Director C. Edward Acker		For
	1.4	Elect Director Robert E. Buchanan		Withhold
	1.5	Elect Director Susan MacGregor Coughlin		Withhold
	1.6	Elect Director Caroline (Maury) Devine		Withhold
	1.7	Elect Director Daniel L. McGinnis		For
	1.8	Elect Director James C. Miller III		For
	1.9	Elect Director W. Anthony (Tony) Rice		For
	2	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.
	3	Eliminate Class of Common Stock		For	For		Mgmt
We support the company’s plan to simplify their capital structure.
	4	Ratify Auditors		For	For		Mgmt

02/11/04 - A	Atmos Energy Corp. *ATO*		049560105			12/15/03		1,964
	1	Elect Directors		For	For		Mgmt

05/02/04 - A	Atrix Laboratories, Inc. *ATRX*		04962L101			03/26/04		935
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David R. Bethune		For
We recommend a vote FOR the directors.
	1.2	Elect Director Nicolas Bazan		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 13.65 percent is within the allowable cap for this company of 14.88 percent. Additionally, this plan expressly forbids repricing.  Equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers is 25.00 percent of the total shares awarded in the current year. One quarter of the total shares granted in the current year were made to top five excutives.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/12/04 - A	Atwood Oceanics, Inc. *ATW*		050095108			12/31/03		374
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Deborah A. Beck		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert W. Burgess		For
	1.3	Elect Director George S. Dotson		For
	1.4	Elect Director Hans Helmerich		For
	1.5	Elect Director John R. Irwin		For
	1.6	Elect Director William J. Morrissey		For

06/24/04 - A	Autobytel Inc. *ABTL*		05275N106			04/26/04		1,507
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 18.48 percent is within the allowable cap for this company of 19.93 percent. Additionally, this plan expressly forbids repricing. The aggregate number of awards granted to the company’s named executives in 2003 represents 55.53 percent of the total awards granted in that year.

	3	Ratify Auditors		For	For		Mgmt

05/13/04 - A	AVANT Immunotherapeutics, Inc. *AVAN*		053491106			03/19/04		2,800
	1	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	2	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Avatar Holdings Inc. *AVTR*		053494100			04/02/04		280
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	AVI BioPharma, Inc. *AVII*		002346104			03/11/04		936
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/18/04 - A	Aviall, Inc. *AVL*		05366B102			04/23/04		1,431
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald R. Muzyka		For
	1.2	Elect Director Jonathan M. Schofield		For
	1.3	Elect Director Peter J. Clare		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.56 percent is within the allowable cap for this company of 14.26 percent.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 9.53 percent is within the allowable cap for this company of 14.26 percent.

05/26/04 - A	Avid Technology, Inc. *AVID*		05367P100			03/31/04		1,390
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Avista Corporation *AVA*		05379B107			03/12/04		2,248
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

04/29/04 - A	Axcelis Technologies Inc *ACLS*		054540109			03/08/04		4,481
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary L. Tooker		For

We recommend a vote FOR the directors with the exception of affiliated outsider Alexander M. Cutler. We recommend that shareholders WITHHOLD votes from Alexander M. Cutler for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Patrick H. Nettles		For
	1.3	Elect Director Alexander M. Cutler		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Aztar Corp. *AZR*		054802103			03/18/04		1,323
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank J. Brady		For
	1.2	Elect Director Gordon M. Burns		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.13 percent is within the allowable cap for this company of 17.11 percent. Additionally, this plan expressly forbids repricing.

04/24/04 - A	Baldor Electric Co. *BEZ*		057741100			03/10/04		1,318
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. S. Boreham, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider R. L. Qualls. We recommend that shareholders WITHHOLD votes from R. L. Qualls for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director R. L. Qualls		Withhold
	1.3	Elect Director Barry K. Rogstad		For

05/27/04 - A	BancFirst Corp. *BANF*		05945F103			04/15/04		196
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 5,000,000 shares is below the allowable threshold of 12,750,000 shares. We recommend a vote FOR Item 2.
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.49 percent is within the allowable cap for this company of 11.74 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	BancTrust Financial Group, Inc. *BTFG*		05978R107			03/19/04		388
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Balkcom, Jr.		For

We recommend a vote FOR the directors with the exceptions of insiders J. Stephen Nelson, W. Bibb Lamar, Jr. and Stephen G. Crawford, and affiliated outsiders Broox G. Garrett, Jr. and Greg B. Faison. We recommend that shareholders WITHHOLD votes from Stephen G. Crawford for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee. We also recommend WITHHOLDING votes from J. Stephen Nelson, W. Bibb Lamar, Jr., Broox G. Garrett, Jr., and Greg B. Faison for failure to establish an independent nominating committee.

	1.2	Elect Director Stephen G. Crawford		Withhold
	1.3	Elect Director David C. De Laney		For
	1.4	Elect Director Robert M. Dixon		For
	1.5	Elect Director Greg B. Faison		Withhold
	1.6	Elect Director James A. Faulkner		For
	1.7	Elect Director Broox G. Garrett, Jr.		Withhold
	1.8	Elect Director W. Dwight Harrigan		For
	1.9	Elect Director James P. Hayes, Jr.		For
	1.10	Elect Director Clifton C. Inge		For
	1.11	Elect Director W. Bibb Lamar, Jr.		Withhold
	1.12	Elect Director John H. Lewis, Jr.		For
	1.13	Elect Director Harris V. Morrissette		For
	1.14	Elect Director J. Stephen Nelson		Withhold
	1.15	Elect Director Paul D. Owens, Jr.		For
	1.16	Elect Director Dennis A. Wallace		For
	1.17	Elect Director Earl H. Weaver		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Bandag Inc. *BDG*		059815100			03/05/04		531
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roy J. Carver, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director James E. Everline		For
We recommend a vote FOR the directors.
	1.3	Elect Director Phillip J. Hanrahan		For
	1.4	Elect Director Amy P. Hutton		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 19.91 percent is above the allowable cap for this company of 10.13 percent.

	3	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Bank Mutual Corporation *BKMU*		063750103			03/04/04		1,661
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael T. Crowley, Sr.		For
	1.2	Elect Director Raymond W. Dwyer, Jr.		For
	1.3	Elect Director J. Gus Swoboda		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.38 percent is within the allowable cap for this company of 17.97 percent.

04/26/04 - A	Bank of Granite Corp. *GRAN*		062401104			03/08/04		601
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Bank of The Ozarks, Inc. *OZRK*		063904106			03/05/04		388
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George Gleason		For
	1.2	Elect Director Mark Ross		For
	1.3	Elect Director Jean Arehart		For
	1.4	Elect Director Steven Arnold		For
	1.5	Elect Director Richard Cisne		For
	1.6	Elect Director Jerry Davis		For
	1.7	Elect Director Robert East		For
	1.8	Elect Director Linda Gleason		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.9	Elect Director Porter Hillard		For
	1.10	Elect Director Henry Mariani		For
	1.11	Elect Director James Matthews		For
	1.12	Elect Director R.L. Qualls		For
	1.13	Elect Director Kennith Smith		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 3.58 percent, which is within the allowable cap for this company of 8.62 percent.

05/11/04 - A	BankAtlantic Bancorp, Inc. *BBX*		065908501			03/22/04		1,877
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven M. Coldren		For
	1.2	Elect Director Mary E. Ginestra		For
	1.3	Elect Director Willis N. Holcombe		For
	1.4	Elect Director Jarett S. Levan		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.52 percent is within the allowable cap for this company of 13.07 percent.

06/10/04 - A	Bankrate, Inc. *RATE*		06646V108			04/16/04		210
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Elisabeth H. DeMarse		Withhold

We recommend that shareholders vote FOR Thomas R. Evans, but WITHHOLD votes from insider Elisabeth H. DeMarse. We recommend that shareholders WITHHOLD votes from Elisabeth H. DeMarse for failure to establish an independent nominating committee.

	1.2	Elect Director Thomas R. Evans		For
	2	Ratify Auditors		For	For		Mgmt

01/30/04 - A	BankUnited Financial Corp. *BKUNA*		06652B103			12/02/03		1,070
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Banner Corp *BANR*		06652V109			03/01/04		395
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	Banta Corp. *BN*		066821109			03/05/04		1,094
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/14/04 - A	Barnes Group, Inc. *B*		067806109			02/17/04		472
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.16 percent is within the allowable cap for this company of 12.72 percent.
	3	Approve Deferred Compensation Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

06/03/04 - S	Barra, Inc.		068313105			05/04/04		716
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the thorough negotiation process, we believe that the merger agreement warrants shareholder support.

02/24/04 - A	Bassett Furniture Industries, Inc. *BSET*		070203104			01/14/04		351
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter W. Brown, M.D.		For

We recommend a vote FOR the directors with the exception of Alan T. Dickson and Willie D. Davis. We recommend that shareholders WITHHOLD votes from Alan T. Dickson for poor attendance and WITHHOLD votes from Willie D. Davis for serving on more than six boards.

	1.2	Elect Director Willie D. Davis		Withhold
	1.3	Elect Director Alan T. Dickson		Withhold
	1.4	Elect Director Paul Fulton		For
	1.5	Elect Director Howard H. Haworth		For
	1.6	Elect Director Michael E. Murphy		For
	1.7	Elect Director Dale C. Pond		For
	1.8	Elect Director Robert H. Spilman, Jr.		For
	1.9	Elect Director David A. Stonecipher		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Bay View Capital Corp. *BVC*		07262L101			03/19/04		2,720
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert B. Goldstein		Withhold
We recommend a vote FOR Joel E. Hyman but WITHHOLD votes from insider Robert B. Goldstein for failure to establish a majority independent board.
	1.2	Elect Director Joel E. Hyman		For

06/24/04 - S	Bay View Capital Corp. *BVC*		07262L101			05/20/04		3,386
	1	Approve Reverse Stock Split		For	Against		Mgmt

While companies may use additional shares for financings and other general purposes, we believe this reverse split, which would effectively increase the number of shares available for issue, is unwarranted.

05/12/04 - A	Beasley Broadcast Grp Inc *BBGI*		074014101			03/24/04		228
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George G. Beasley		Withhold

For the holders of Class A common stock, we recommend a vote FOR the directors. For the holders of Class A and Class B common stock, voting as a single class, we recommend a vote FOR the directors with the exception of insiders Allen B. Shaw, Brian E. Beasley, Caroline Beasley, Bruce G. Beasley, and George G. Beasley. We recommend that shareholders WITHHOLD votes from Allen B. Shaw, Brian E. Beasley, Caroline Beasley, Bruce G. Beasley, and George G. Beasley for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Bruce G. Beasley		Withhold
	1.3	Elect Director Caroline Beasley		Withhold
	1.4	Elect Director Brian E. Beasley		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Joe B. Cox		For
	1.6	Elect Director Allen B. Shaw		Withhold
	1.7	Elect Director Mark S. Fowler		For
	1.8	Elect Director Herbert W. McCord		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.56 percent is within the allowable cap for this company of 19.93 percent.

02/10/04 - A	Beazer Homes USA, Inc.		07556Q105			12/12/03		407
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Laurent Alpert		For
We recommend a vote FOR the directors.
	1.2	Elect Director Katie J. Bayne		For
	1.3	Elect Director Brian C. Beazer		For
	1.4	Elect Director Ian J. McCarthy		For
	1.5	Elect Director Maureen E. O’Connell		For
	1.6	Elect Director Larry T. Solari		For
	1.7	Elect Director Stephen P. Zelnak, Jr.		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 12.39 percent is above the allowable cap for this company of 10.60 percent.

05/13/04 - A	Bedford Property Investors, Inc. *BED*		076446301			03/12/04		639
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 7.15 percent, which is within the allowable cap for this company of 7.75 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	BEI Technologies, Inc. *BEIQ*		05538P104			01/20/04		594
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Bel Fuse, Inc. *BELFA*		077347300			04/14/04		401
	1	Elect Directors		For	For		Mgmt

05/11/04 - A	Benchmark Electronics, Inc. *BHE*		08160H101			03/31/04		1,893
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.40 percent is within the allowable cap for this company of 19.79 percent.
	3	Ratify Auditors		For	For		Mgmt

06/11/04 - A	Bentley Pharmaceuticals, Inc. *BNT*		082657107			04/13/04		552
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director F. Ross Johnson		For
	1.2	Elect Director Edward J. Robinson		For
	2	Eliminate Right to Act by Written Consent		For	Against		Mgmt
Without the right to act by written consent, shareholders may be forced to wait for the next scheduled meeting before removing directors or initiating a shareholder resolution.
	3	Amend the Classified Board Provisions		For	Against		Mgmt

In this case, the proposed amendment would make it more difficult for shareholders to repeal the company’s existing classified board structure. Additionally, the amendment would provide that directors newly-appointed to that position by the board would not have to be elected by shareholders at the next annual meeting, but would be able to serve the entire term to which he or she was appointed. This would further limit shareholders’ ability to have a voice in the election of directors.

	4	Eliminate the Director and Office Indemnification Provision		For	For		Mgmt
This item is administrative in nature and would not have a material impact on shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Berkshire Hills Bancorp, Inc. *BHL*		084680107			03/18/04		286
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Berry Petroleum Co. *BRY*		085789105			04/27/04		737
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William Berry		For

We recommend a vote FOR the directors with the exception of Robert F. Heinemann. We recommend that shareholders WITHHOLD votes from Robert F. Heinemann for standing as an insider on the Audit, Compensation Committee, and Nominating committees.

	1.2	Elect Director Ralph Busch, III		For
	1.3	Elect Director William Bush, Jr.		For
	1.4	Elect Director Stephen Cropper		For
	1.5	Elect Director J. Herbert Gaul, Jr.		For
	1.6	Elect Director John Hagg		For
	1.7	Elect Director Robert Heinemann		Withhold
	1.8	Elect Director Thomas Jamieson		For
	1.9	Elect Director Martin Young, Jr.		For

05/20/04 - A	Beverly Enterprises, Inc. *BEV*		087851309			03/31/04		4,852
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William R. Floyd		For
We recommend a vote FOR the directors with the exception of independent outsider John P. Howe, III, M.D. We recommend that shareholders WITHHOLD votes from John P. Howe, III, M.D. for poor attendance.
	1.2	Elect Director John D. Fowler, Jr.		For
	1.3	Elect Director John P. Howe, III, M.D.		Withhold
	1.4	Elect Director James W. McLane		For
	1.5	Elect Director Ivan R. Sabel		For
	1.6	Elect Director Donald L. Seeley		For
	1.7	Elect Director Marilyn R. Seymann, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.58 percent is within the allowable cap for this company of 15.29 percent.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Big 5 Sporting Goods Corp. *BGFV*		08915P101			04/22/04		595
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sandra N. Bane		For

We recommend a vote FOR Sandra N. Bane, but WITHHOLD votes from affiliated outsider Michael D. Miller, Ph.D. We recommend that shareholders WITHHOLD votes from Michael D. Miller, Ph.D. for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Michael D. Miller		Withhold

05/26/04 - A	BioLase Technology, Inc. *BLTI*		090911108			04/05/04		768
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Federico Pignatelli		For
We recommend a vote FOR the directors with the exception of William A. Owens. We recommend that shareholders WITHHOLD votes from William A. Owens for sitting on more than six boards.
	1.2	Elect Director William A. Owens		Withhold
	1.3	Elect Director Jeffrey W. Jones		For
	1.4	Elect Director George V. D’ Arbeloff		For
	1.5	Elect Director Robert M. Anderton		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.72 percent is within the allowable cap for this company of 19.99 percent.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	BioMarin Pharmaceutical Inc. *BMRN*		09061G101			03/19/04		2,763
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/07/04 - A	Biopure Corporation *BPUR*		09065H105			02/02/04		1,357
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Harrington		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.98 percent is within the allowable cap for this company of 15.81 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Issuance of Shares for a Private Placement		For	For		Mgmt

The proposal provides the directors and affiliates with a unit price disount over the company’s common stock one day prior to the transaction. Furthermore, the proposal will dilute the voting power of the current shareholders. However, the resulting dilution to the shareholders resulting from the issuance of shares and warrants to the directors is minimal. Also, the company has received an audit opinion which questions the ability of the company to remain as a going concern. Because the placement will provide much needed capital to the company and the fact that the dilution is minimal, we believe that this proposal warrants shareholder support.

06/18/04 - A	Biosite Inc *BSTE*		090945106			04/23/04		475
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Lonnie M. Smith		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Compensation Committee members Timothy J. Wollaeger and Lonnie M. Smith for not aligning the interests of shareholders with CEO’s compensation.

	1.2	Elect Director Timothy J. Wollaeger		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 23.17 percent is above the allowable cap for this company of 14.03 percent. Additionally, the plan allows repricing of stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Employee Stock Purchase Plan		For	Against		Mgmt

The company limits the annual increase of shares such that the total number of shares available under the plan is no more than 5 percent of shares then outstanding. However, the estimated total number of shares reserved under the plan exceeds ten percent of common shares outstanding at the time of our analysis. Therefore, ISS does not support this proposal because of the excessive voting power dilution.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	BJ *BJ*		05548J106			04/05/04		3,686
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.60 percent is within the allowable cap for this company of 10.56 percent. Additionally, this plan expressly forbids repricing.  Equity grants of stock options to top five named executive officers is 28.04 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Black Hills Corp. *BKH*		092113109			04/07/04		1,460
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Blair Corp. *BL*		092828102			03/12/04		314
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven M. Blair		Withhold

We recommend a vote FOR the directors with the exceptions of insiders John E. Zawacki, Thomas P. McKeever, Bryan J. Flanagan, Robert D. Crowley, and Steven M. Blair and affiliated outsider Murray K. McComas. We recommend that shareholders WITHHOLD votes from John E. Zawacki for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, from Thomas P. McKeever, Bryan J. Flanagan, Robert D. Crowley, and Steven M. Blair for failure to establish a majority independent board and lastly, from Murray K. McComas for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Robert D. Crowley		Withhold
	1.3	Elect Director Harriet Edelman		For
	1.4	Elect Director Cynthia A. Fields		For
	1.5	Elect Director Bryan J. Flanagan		Withhold
	1.6	Elect Director John O. Hanna		For
	1.7	Elect Director Craig N. Johnson		For
	1.8	Elect Director Murray K. Mccomas		Withhold
	1.9	Elect Director Thomas P. Mckeever		Withhold
	1.10	Elect Director Ronald L. Ramseyer		For
	1.11	Elect Director Michael A. Schuler		For
	1.12	Elect Director John E. Zawacki		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	Borland Software corp. *BORL*		099849101			03/31/04		3,764
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Miller		For
We recommend a vote FOR the directors.
	1.2	Elect Director Laura S. Unger		For
	1.3	Elect Director T. Michael Nevens		For
	2	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Boston Communications Group, Inc. *BCGI*		100582105			04/14/04		663
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James A. Dwyer, Jr.		For

We recommend a vote FOR the directors with the exception of independent outsider Paul R. Gudonis. We recommend that shareholders WITHHOLD votes from Compensation Committee member Paul R. Gudonis for not aligning the CEO’s compensation with the interests of shareholders.

	1.2	Elect Director Paul R. Gudonis		Withhold
	1.3	Elect Director Frederick E. von Mering		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.86 percent is within the allowable cap for this company of 15.18 percent. Additionally, this plan expressly forbids repricing. ISS also noted that the named officers received approximately 27 percent of the total options granted in 2003.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Boston Private Financial Holdings, Inc. *BPFH*		101119105			03/03/04		1,009
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene S. Colangelo		For
We recommend a vote FOR the directors.
	1.2	Elect Director Harold A. Fick		For
	1.3	Elect Director Allen L. Sinai		For
	1.4	Elect Director Timothy L. Vaill		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.95 percent is within the allowable cap for this company of 19.86 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/27/04 - A	Bowne & Co., Inc. *BNE*		103043105			04/01/04		1,510
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Boyd Gaming Corp. *BYD*		103304101			03/31/04		1,458
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the valuation in the fairness opinion, complementary operations in the Las Vegas locals market, and the potential for earnings accretion, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director William S. Boyd		Withhold
We recommend a vote FOR Peter M. Thomas and Frederick J. Schwab and a WITHHOLD for William S. Boyd for standing as an insider on a non-majority independent board.
	2.2	Elect Director Frederick J. Schwab		For
	2.3	Elect Director Peter M. Thomas		For
	3	Ratify Auditors		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.76 percent is within the allowable cap for this company of 19.91 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Boykin Lodging Company *BOY*		103430104			03/24/04		669
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Albert T. Adams		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Albert T. Adams. We recommend that shareholders WITHHOLD votes from Albert T. Adams for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Robert W. Boykin		For
	1.3	Elect Director Lee C. Howley, Jr.		For
	1.4	Elect Director James B. Meathe		For
	1.5	Elect Director Mark J. Nasca		For
	1.6	Elect Director William H. Schecter		For
	1.7	Elect Director Ivan J. Winfield		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Bradley Pharmaceuticals, Inc. *BDY*		104576103			04/26/04		515
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael Bernstein		Withhold

We recommend a vote FOR Steven Kriegsman, but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Alan Wolin, Ph.D. for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees and for failure to establish a majority independent board and from affiliated outsider Michael Bernstein for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board.

	1.2	Elect Director Steven Kriegsman		For
	1.3	Elect Director Alan Wolin, Ph.D.		Withhold

05/03/04 - A	Brandywine Realty Trust *BDN*		105368203			03/24/04		1,266
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Walter D’Alessio		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert C. Larson. We recommend that shareholders WITHHOLD votes from Robert C. Larson for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Trustee D. Pike Aloian		For
	1.3	Elect Trustee Donald E. Axinn		For
	1.4	Elect Trustee Robert C. Larson		Withhold
	1.5	Elect Trustee Anthony A. Nichols, Sr.		For
	1.6	Elect Trustee Charles P. Pizzi		For
	1.7	Elect Trustee Gerard H. Sweeney		For
	2	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS supports the submission of golden parachutes and other severance provisions for shareholder ratification as a general principle. Furthermore, we believe that a company’s parachute provisions should be reasonable and not excessive. To be effective without creating distorted incentives with respect to management, severance arrangements must be considerably less attractive than continued employment with the company.  In this case, we believe that the ceiling set by proponent of 2.99 times the sum of an executive’s base salary plus bonus is widely considered as the standard threshold level of severance remuneration for corporate executives that should be subject to a shareholder vote. Additionally, since the proponent’s proposal does not require that shareholder approval be obtained prior to adoption of an executive employment agreement, we do not believe that adoption of this proposal would unduly hinder management’s ability to negotiate such agreements with potential executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Bright Horizons Family Solutions, Inc. *BFAM*		109195107			04/01/04		552
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt

06/11/04 - A	Broadvision, Inc. *BVSN*		111412607			04/27/04		1,064
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pehong Chen		For
We recommend a vote FOR the directors with the exception of independent outsider Carl Pascarella. We recommend that shareholders WITHHOLD votes from Carl Pascarella for poor attendance.
	1.2	Elect Director David L. Anderson		For
	1.3	Elect Director James D. Dixon		For
	1.4	Elect Director Todd A. Garrett		For
	1.5	Elect Director Koh Boon Hwee		For
	1.6	Elect Director Roderick C. McGeary		For
	1.7	Elect Director T. Michael Nevens		For
	1.8	Elect Director Carl Pascarella		Withhold
	2	Reduce Authorized Common and Preferred Stock		For	For		Mgmt

We believe this proposal is in shareholders’ best interests as it represents a reduction in the company’s authorized shares proportional to the reduction in the outstanding shares pursuant to the one-for-nine reverse split which occurred in 2002.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	BROOKFIELD HOMES CORP *BHS*		112723101			03/22/04		716
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Brookline Bancorp, Inc. *BRKL*		11373M107			03/01/04		2,497
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Brooks Automation, Inc. *BRKS*		114340102			03/05/04		1,878
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Therrien		For
	1.2	Elect Director Roger D. Emerick		For
	1.3	Elect Director Amin J. Khoury		For
	1.4	Elect Director Joseph R. Martin		For
	1.5	Elect Director Edward C. Grady		For
	1.6	Elect Director A. Clinton Allen		For
	1.7	Elect Director John K. McGillicuddy		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.11 percent is within the allowable cap for this company of 12.68 percent.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	Brookstone, Inc. *BKST*		114537103			04/26/04		547
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael F. Anthony		For
	1.2	Elect Director Mone Anathan, III		For
	1.3	Elect Director Michael L. Glazer		For
	1.4	Elect Director Kenneth E. Nisch		For
	1.5	Elect Director Andrea M. Weiss		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.40 percent is within the allowable cap for this company of 14.31 percent. Additionally, this plan expressly forbids repricing.

05/27/04 - A	Brown Shoe Company, Inc. *BWS*		115736100			04/05/04		842
	1	Elect Directors		For	For		Mgmt

03/15/04 - A	BRT Realty Trust *BRT*		055645303			01/20/04		327
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Bruker Biosciences Corp. *BRKR*		116794108			04/02/04		770
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank H. Laukien, Ph.D.		Withhold

We recommend a vote FOR the directors with the exception of insider Frank H. Laukien, Ph.D. We recommend that shareholders WITHHOLD votes from Frank H. Laukien, Ph.D. for failure to establish an independent nominating committee.

	1.2	Elect Director M. Christopher Canavan, Jr.		For
	1.3	Elect Director Taylor J. Crouch		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Brush Engineered Materials Inc. *BW*		117421107			03/05/04		571
	1	Elect Directors		For	For		Mgmt

04/20/04 - A	Bryn Mawr Bank Corp. *BMTC*		117665109			03/02/04		250
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director B. Loyall Taylor, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director James J. Smart		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.20 percent is within the allowable cap for this company of 5.94 percent.

06/17/04 - S	BSB Bancorp, Inc.		055652101			05/03/04		375
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the contribution analysis, it appears that BSB should have received a higher percentage ownership in the combined company, as well as better board and management representation (currently 3 board seats out of 14). The implied multiples for this transaction are also lower than multiples for comparable transactions selected by the advisor. However, BSB has been experiencing problems related to the quality of its commercial loan book during the past several years with provisions for loan losses offsetting earnings in 2002. BSB has underperformed a peer group of New York banks as measured by ROE, efficiency ratio, return on assets and net interest margin as of and for the quarter ending Sept. 30, 2003. As such, while the merger consideration may appear low based on certain peer comparisons, it is justified by BSB’s performance. Shareholder rights are adversely affected mainly due to the high anti-takeover protection built in the structure of new Partners Trust Financial. However, on the deal structure, we note that shareholders are protected from the outcome of acquirer’s conversion by receiving a fixed value consideration. By receiving part of the consideration in stock, BSB shareholders can participate in the growth of the combined company, which will be one of the largest banking franchises in central New York state.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Building Material Holding Corp. *BMHC*		120113105			03/11/04		440
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert E. Mellor		For
We recommend a vote FOR the directors.
	1.2	Elect Director Alec F. Beck		For
	1.3	Elect Director Sara L. Beckman		For
	1.4	Elect Director H. James Brown		For
	1.5	Elect Director Donald S. Hendrickson		For
	1.6	Elect Director James K. Jennings, Jr.		For
	1.7	Elect Director R. Scott Morrison, Jr.		For
	1.8	Elect Director Peter S. O’Neill		For
	1.9	Elect Director Richard G. Reiten		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.19 percent is within the allowable cap for this company of 16.65 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	C&D Technologies, Inc. *CHP*		124661109			04/07/04		930
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	C&F Financial Corp. *CFFI*		12466Q104			02/13/04		147
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Joshua H. Lawson		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Paul C. Robinson and Joshua H. Lawson for standing as affiliated outsiders on the key committee that performs the functions of the Nominating committee.

	1.2	Elect Director Paul C. Robinson		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 13.56 percent is above the allowable cap for this company of 6.89 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/09/04 - A	Cabot Microelectronics Corp. *CCMP*		12709P103			01/20/04		1,482
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Juan Enriquez-Cabot		For
	1.2	Elect Director H. Laurance Fuller		For
	2	Elect Director William P. Noglows		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 18.79 percent is within the allowable cap for this company of 19.92 percent, and the company explicitly forbids the repricing of underwater stock options.

04/29/04 - A	Cabot Oil & Gas Corp. *COG*		127097103			03/11/04		1,130
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert F. Bailey		For
We recommend a vote FOR Robert F. Bailey but WITHHOLD votes from John G.L. Cabot for standing as an affiliated outsider on the Audit and Nominating committees.
	1.2	Elect Director John G.L. Cabot		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.21 percent is within the allowable cap for this company of 9.43 percent. Additionally, this plan expressly forbids repricing.
Equity grants including stock options and restricted stock to top five named executive officers were about 35.1 percent of the total shares awarded in 2003.
	3	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Cal Dive International, Inc. *CDIS*		127914109			03/24/04		1,635
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Calgon Carbon Corp. *CCC*		129603106			02/23/04		1,507
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Cruickshank		For

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas A. McConomy. We recommend that shareholders WITHHOLD votes from Thomas A. McConomy for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Thomas A. McConomy		Withhold
	1.3	Elect Director Julie S. Roberts		For
	1.4	Elect Director John S. Stanik		For
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	California Water Service Group *CWT*		130788102			02/27/04		714
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Callaway Golf Co. *ELY*		131193104			03/26/04		2,996
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ronald A. Drapeau		For
We recommend a vote FOR the directors with the exception of independent outsider Yotaro Kobayashi. We recommend that shareholders WITHHOLD votes from Yotaro Kobayashi for poor attendance.
	1.2	Elect Director Samuel H. Armacost		For
	1.3	Elect Director William C. Baker		For
	1.4	Elect Director Ronald S. Beard		For
	1.5	Elect Director John C. Cushman, III		For
	1.6	Elect Director Yotaro Kobayashi		Withhold
	1.7	Elect Director Richard L. Rosenfield		For
	1.8	Elect Director Anthony S. Thornley		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.69 percent is within the allowable cap for this company of 11.77 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted more than 25 percent of its total grants to its top five named executives.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Cambrex Corp. *CBM*		132011107			03/15/04		879
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rosina B. Dixon		For
We recommend a vote FOR the directors.
	1.2	Elect Director Roy W. Haley		For
	1.3	Elect Director Leon J. Hendrix, Jr.		For
	1.4	Elect Director Ilan Kaufthal		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.46 percent is within the allowable cap for this company of 12.74 percent.
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Camco Financial Corp. *CAFI*		132618109			03/12/04		251
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	Camden National Corp. *CAC*		133034108			03/15/04		348
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/29/04 - A	Candela Corp. *CLZR*		136907102			12/20/03		187
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kenneth D. Roberts		For

We recommend a vote FOR the directors with the exception of Gerard E. Puorro. We recommend that shareholders WITHHOLD votes from Gerard E. Puorro for failure to establish an independent nominating committee.

	1.2	Elect Director Gerard E. Puorro		Withhold
	1.3	Elect Director George A. Abe		For
	1.4	Elect Director Ben Bailey III		For
	1.5	Elect Director Nancy Nager		For
	1.6	Elect Director Douglas W. Scott		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 15.03 percent is within the allowable cap for this company of 17.87 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/17/03 - A	Cantel Medical Corp *CMN*		138098108			11/14/03		333
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Darwin C. Dornbush, Esq.		For
We recommend a vote FOR all directors.
	1.2	Elect Director Spencer Foreman, M.D.		For
	2	Amend Stock Option Plan		For	Against		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 14.75 percent is above the allowable cap for this company of 14.52 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 14.75 percent. The aggregate value of all the proposals does exceed the company’s allowable shareholder value transfer cap of 14.52 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 14.75 percent is above the allowable cap for this company of 14.52 percent.

	4	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Capital Automotive Reit *CARS*		139733109			03/01/04		1,156
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Anderson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas D. Eckert		For
	1.3	Elect Director Craig L. Fuller		For
	1.4	Elect Director Paul M. Higbee		For
	1.5	Elect Director William E. Hoglund		For
	1.6	Elect Director R. Michael Mccullough		For
	1.7	Elect Director John J. Pohanka		For
	1.8	Elect Director Robert M. Rosenthal		For
	1.9	Elect Director Vincent A. Sheehy		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Capital City Bank Group, Inc. *CCBG*		139674105			02/27/04		446
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cader B. Cox, III		Withhold
	1.2	Elect Director Ruth A. Knox		Withhold
	1.3	Elect Director William G. Smith, Jr.		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 8.04 percent is above the allowable cap for this company of 5.20 percent.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Approve Outside Director Stock Options in Lieu of Cash		For	For		Mgmt

VI. Vote RecommendationWhile the aggregate cost of both proposed plans (Item 3,4) of 8.20 percent is above the allowable cap of 5.20 percent, the total cost of the Directors Plan of 4.18 percent is below the allowable cap for this company of 5.20 percent.

	5	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	Capital Corporation Of The West *CCOW*		140065103			02/27/04		185
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Fawcett		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas T. Hawker		For
	1.3	Elect Director Curtis A. Riggs		For
	1.4	Elect Director Roberto Salazar		For
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.38 percent is within the allowable cap for this company of 16.27 percent. ISS notes the high ratio of 45.82 percent of total grants to named executives in the past fiscal year.

05/06/04 - A	Capitol Bancorp Ltd. *CBC*		14056D105			03/19/04		447
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L.G. Allen		For

We recommend a vote FOR the directors with the exception of insiders Joseph D. Reid, David O’Leary, Lyle W. Miller, John S. Lewis, Michael L. Kasten, Michael F. Hannley, Cristin Reid English and Robert C. Carr, affiliated outsiders Ronald K. Sable, Lewis D. Johns, David L. Becker and Paul R. Ballard, and independent outsiders Myrl D. Nofziger and Joel I. Ferguson. We recommend that shareholders WITHHOLD votes from Myrl D. Nofziger and Joel I. Ferguson for poor attendance. We also recommend that shareholders WITHHOLD votes from Lyle W. Miller for standing as an insider on the Nominating Committee and for failure to establish a majority independent board, David L. Becker for standing as an affiliated outsider on the Audit Committee and for failure to establish a majority independent board, Lewis D. Johns for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board, and Ronald K. Sable for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Joseph D. Reid, David O’Leary, John S. Lewis, Michael L. Kasten, Michael F. Hannley, Cristin Reid English, Robert C. Carr and Paul R. Ballard for failure to establish a majority independent board.

	1.2	Elect Director P.R. Ballard		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director D.L. Becker		Withhold
	1.4	Elect Director R.C. Carr		Withhold
	1.5	Elect Director D.E. Crist		For
	1.6	Elect Director M.J. Devine		For
	1.7	Elect Director C.R. English		Withhold
	1.8	Elect Director J.C. Epolito		For
	1.9	Elect Director G.A. Falkenberg		For
	1.10	Elect Director J.I. Ferguson		Withhold
	1.11	Elect Director K.A. Gaskin		For
	1.12	Elect Director H.N. Genova		For
	1.13	Elect Director M.F. Hannley		Withhold
	1.14	Elect Director L.D. Johns		Withhold
	1.15	Elect Director M.L. Kasten		Withhold
	1.16	Elect Director J.S. Lewis		Withhold
	1.17	Elect Director H.S. Lopez		For
	1.18	Elect Director L. Maas		For
	1.19	Elect Director L.W. Miller		Withhold
	1.20	Elect Director K.L. Munro		For
	1.21	Elect Director M.D. Nofziger		Withhold
	1.22	Elect Director D. O’Leary		Withhold
	1.23	Elect Director J.D. Reid		Withhold
	1.24	Elect Director R.K. Sable		Withhold

04/22/04 - A	Capstead Mortgage Corp. *CMO*		14067E506			02/17/04		402
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew F. Jacobs		For
	1.2	Elect Director Gary Keiser		For
	1.3	Elect Director Paul M. Low		For
	1.4	Elect Director Michael G. O’Neil		For
	1.5	Elect Director Howard Rubin		For
	1.6	Elect Director Mark S. Whiting		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 6.87 percent is within the allowable cap for this company of 9.32 percent. However, the plan language allows for the repricing of stock options which we believe reduces the incentive value of such awards.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Caraustar Industries, Inc. *CSAR*		140909102			03/12/04		1,222
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 12.34 percent is above the allowable cap for this company of 11.90 percent.

	3	Ratify Auditors		For	For		Mgmt

04/13/04 - A	Carbo Ceramics Inc. *CRR*		140781105			02/13/04		490
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Claude E. Cooke, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Chad C. Deaton		For
	1.3	Elect Director H.E. Lentz, Jr.		For
	1.4	Elect Director William C. Morris		For
	1.5	Elect Director John J. Murphy		For
	1.6	Elect Director C. Mark Pearson		For
	1.7	Elect Director Robert S. Rubin		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.02 percent is within the allowable cap for this company of 9.58 percent. Equity grants including stock options, restricted stock and other forms of ling-term incentive awards to top five named executive officers is 29.41 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five excutives.

05/21/04 - A	Carmike Cinemas, Inc. *CKEC*		143436400			04/02/04		83
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael W. Patrick		For
	1.2	Elect Director Elizabeth C. Fascitelli		For
	1.3	Elect Director Richard A. Friedman		For
	1.4	Elect Director Alan J. Hirschfield		For
	1.5	Elect Director John W. Jordan II		For
	1.6	Elect Director S. David Passman III		For
	1.7	Elect Director Carl L. Patrick, Jr.		For
	1.8	Elect Director Kenneth A. Pontarelli		For
	1.9	Elect Director Roland C. Smith		For
	1.10	Elect Director Patricia A. Wilson		For
	1.11	Elect Director David W. Zalaznick		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.86 percent is within the allowable cap for this company of 19.92 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Cascade Bancorp *CACB*		147154108			03/01/04		572
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	Cascade Corp. *CAE*		147195101			03/31/04		427
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas R. Lardy, Ph.D.		For

We recommend a vote FOR Nicholas R. Lardy, Ph.D., but WITHHOLD votes from independent outsider Nancy A. Wilgenbusch, Ph.D. and insider James S. Osterman. We recommend that shareholders WITHHOLD votes from James S. Osterman for standing as an insider on the Audit and Compensation committees and for paying excessive non-audit fees. We also recommend that shareholders WITHHOLD votes from Audit Committee member Nancy A. Wilgenbusch, Ph.D. for paying excessive non-audit fees.

	1.2	Elect Director James S. Osterman		Withhold
	1.3	Elect Director Nancy A. Wilgenbusch, Ph.D.		Withhold
	2	Approve Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 6.82 percent is within the allowable cap for this company of 13.94 percent. Note: During fiscal 2003, more than 25 percent of stock grants in the form of stock options were awarded to named officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/28/04 - A	Cascade Natural Gas Corp. *CGC*		147339105			11/26/03		358
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Pirkko H. Borland		For
We recommend a vote FOR the directors.
	1.2	Elect Director Carl Burnham, Jr.		For
	1.3	Elect Director Thomas E. Cronin		For
	1.4	Elect Director David A. Ederer		For
	1.5	Elect Director W. Brian Matsuyama		For
	1.6	Elect Director Mary E. Pugh		For
	1.7	Elect Director Larry L. Pinnt		For
	1.8	Elect Director Brooks G. Ragen		For
	1.9	Elect Director Douglas G. Thomas		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 2.10 percent is within the allowable cap for this company of 6.02 percent.

04/21/04 - A	Cash America International, Inc. *PWN*		14754D100			03/04/04		1,274
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jack R. Daugherty		For
We recommend a vote FOR the directors.
	1.2	Elect Director A. R. Dike		For
	1.3	Elect Director Daniel R. Feehan		For
	1.4	Elect Director James H. Graves		For
	1.5	Elect Director B. D. Hunter		For
	1.6	Elect Director Timothy J. Mckibben		For
	1.7	Elect Director Alfred M. Micallef		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.86 percent is within the allowable cap for this company of 20.00 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/13/04 - A	Catapult Communications Corp. *CATT*		149016107			11/14/03		223
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dr. Peter S. Cross		For

We recommend a vote FOR the directors with the exceptions of Henry P. Massey, Jr., Nancy H. Karp, and Dr. Richard A. Karp. We recommend that shareholders WITHHOLD votes from Nancy H. Karp for standing as an affiliated outsider on the Audit and Compensation committees, and Henry P. Massey, Jr., Nancy H. Karp, and Dr. Richard A. Karp for failure to establish an independent nominating committee.

	1.2	Elect Director Dr. Richard A. Karp		Withhold
	1.3	Elect Director Nancy H. Karp		Withhold
	1.4	Elect Director Henry P. Massey, Jr.		Withhold
	1.5	Elect Director John M. Scandalios		For
	1.6	Elect Director Charles L. Waggoner		For
	2	Amend Stock Option Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 14.67 percent is within the allowable cap for this company of 19.93 percent. More importantly, reapproval of the plan would not subject shareholders to any additional cost while persevering the full deductibility of all compensation thereby reducing the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/19/04 - A	Cathay General Bancorp *CATY*		149150104			03/05/04		874
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kelly L. Chan		For

We recommend a vote FOR Kelly L. Chan, but withhold votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Dunson K. Cheng for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, Joseph C.H. Poon for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board, and Thomas C.T. Chiu for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board.

	1.2	Elect Director Dunson K. Cheng		Withhold
	1.3	Elect Director Th9omas C.T. Chiu		Withhold
	1.4	Elect Director Joseph C.H. Poon		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Cavalry Bancorp, Inc. *CAVB*		149547101			03/01/04		200
	1	Elect Directors		For	For		Mgmt

04/29/04 - A	CB Bancshares, Inc. *CBBI*		124785106			03/22/04		199
	1	Elect Directors		For	For		Mgmt

03/31/04 - S	CCBT Financial Companies, Inc.		12500Q102			02/20/04		409
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/02/04 - A	CCC Information Services Group, Inc. *CCCG*		12487Q109			04/15/04		509
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Morgan W. Davis		For

We recommend a vote FOR the directors with the exception of independent outsider Thomas L. Kempner. We recommend that shareholders WITHHOLD votes from Thomas L. Kempner for sitting on more than six boards.

	1.2	Elect Director Michael R. Eisenson		For
	1.3	Elect Director J. Roderick Heller, III		For
	1.4	Elect Director Thomas L. Kempner		Withhold
	1.5	Elect Director Githesh Ramamurthy		For
	1.6	Elect Director Mark A. Rosen		For
	1.7	Elect Director Herbert S. Winokur, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.43 percent is within the allowable cap for this company of 19.65 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	CDI Corp. *CDI*		125071100			03/17/04		588
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Roger H. Ballou		For

We recommend a vote FOR the directors with the exception of affiliated outsider Walter R. Garrison. We recommend that shareholders WITHHOLD votes from Walter R. Garrison for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Walter E. Blankley		For
	1.3	Elect Director Michael J. Emmi		For
	1.4	Elect Director Walter R. Garrison		Withhold
	1.5	Elect Director Kay Hahn Harrell		For
	1.6	Elect Director Lawrence C. Karlson		For
	1.7	Elect Director Ronald J. Kozich		For
	1.8	Elect Director Barton J. Winokur		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.45 percent is within the allowable cap for this company of 11.66 percent. In addition, the plan expressly prohibits repricing.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	CEC Entertainment, Inc. *CEC*		125137109			03/25/04		1,609
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael H. Magusiak		For
	1.2	Elect Director Walter Tyree		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.63 percent is within the allowable cap for this company of 19.71 percent.
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.18 percent is within the allowable cap for this company of 19.71 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.60 percent is within the allowable cap for this company of 19.71 percent.
	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.70 percent is within the allowable cap for this company of 19.71 percent.

06/10/04 - A	Cell Genesys, Inc. *CEGE*		150921104			04/23/04		1,990
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen A. Sherwin, M.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director David W. Carter		For
	1.3	Elect Director Nancy M. Crowell		For
	1.4	Elect Director James M. Gower		For
	1.5	Elect Director John T. Potts, Jr., M.D.		For
	1.6	Elect Director Thomas E. Shenk, Ph.D.		For
	1.7	Elect Director Eugene L. Step		For
	1.8	Elect Director Inder M. Verma, Ph.D.		For
	1.9	Elect Director Dennis L. Winger		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.84 percent is within the allowable cap for this company of 14.05 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Cell Therapeutics, Inc. *CTIC*		150934107			04/08/04		1,393
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	Against		Mgmt
The requested increase of 100,000,000 shares, is above the allowable threshold of 95,000,000 shares.
	3	Amend Quorum Requirements		For	Against		Mgmt

Since certain resolutions may be adopted by majority of votes cast, reducing the quorum requirement may reduce the number of votes cast and may lead to approval by a minority group of shareholders. As such, we do not believe that this proposal warrants shareholder approval.

	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.13 percent is within the allowable cap for this company of 15.60 percent. Additionally, this plan expressly forbids repricing.
	5	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	6	Ratify Auditors		For	For		Mgmt

05/04/04 - A	CENTENE CORP DEL *CNC*		15135B101			03/10/04		763
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	Against		Mgmt

04/20/04 - A	Center Bancorp, Inc. *CNBC*		151408101			02/27/04		300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John J. Davis		For
We recommend a vote FOR the directors.
	1.2	Elect Director Brenda Curtis		For
	1.3	Elect Director Donald G. Kein		For
	1.4	Elect Director Norman F. Schroeder		For
	2	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.67 percent is above the allowable cap for this company of 8.49 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Center Financial Corp. *CLFC*		15146E102			03/15/04		400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Chung Hyun Lee		For

We recommend a vote FOR the directors with the exception of insider Seon Hong Kim. We recommend that shareholders WITHHOLD votes from Seon Hong Kim for failure to establish an independent nominating committee.

	1.2	Elect Director Jin Chul Jhung		For
	1.3	Elect Director Peter Y.S. Kim		For
	1.4	Elect Director Seon Hong Kim		Withhold
	2	Adopt Supermajority Vote Requirement for Mergers		For	Against		Mgmt

As a matter of policy, we recommend that shareholders vote against most proposals to adopt supermajority vote requirements, as they serve as entrenchment devices for management and, therefore, are not in shareholders’ best interests.

06/11/04 - A	Centillium Communications, Inc. *CTLM*		152319109			04/16/04		1,276
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Irwin Federman		For
	1.2	Elect Director Robert C. Hawk		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 57.29 percent is above the allowable cap for this company of 19.73 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/07/04 - A	Central Coast Bancorp *CCBN*		153145107			04/12/04		361
	1	Elect Directors		For	For		Mgmt
	2	Approve Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.20 percent is above the allowable cap for this company of 11.27 percent.
	3	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Central European Distribution Corporation *CEDC*		153435102			03/12/04		298
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of shares.
	3	Ratify Auditors		For	For		Mgmt

02/09/04 - A	Central Garden & Pet Co. *CENT*		153527106			12/22/03		504
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William E. Brown		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Brooks M. Pennington III, Glenn W. Novotny, and William E. Brown. We recommend that shareholders WITHHOLD votes from Brooks M. Pennington III, Glenn W. Novotny, and William E. Brown for failure to establish an independent nominating committee.

	1.2	Elect Director Glenn W. Novotny		Withhold
	1.3	Elect Director Brooks M. Pennington III		Withhold
	1.4	Elect Director John B. Balousek		For
	1.5	Elect Director David N. Chichester		For
	1.6	Elect Director Bruce A. Westphal		For
	1.7	Elect Director Daniel P. Hogan, Jr.		For

04/27/04 - A	Central Pacific Financial Corp. *CPF*		154760102			02/27/04		620
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/10/04 - A	Central Parking Corp. *CPC*		154785109			12/08/03		747
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Monroe J. Carell, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Raymond T. Baker		For
	1.3	Elect Director Kathryn Carell Brown		For
	1.4	Elect Director Cecil Conlee		For
	1.5	Elect Director Lewis Katz		Withhold
	1.6	Elect Director Edward G. Nelson		For
	1.7	Elect Director Owen G. Shell, Jr.		For
	1.8	Elect Director Richard H. Sinkfield		For
	1.9	Elect Director William B. Smith		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/04/04 - A	Central Vermont Public Service Corp. *CV*		155771108			02/27/04		464
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Century Business Services, Inc. *CBIZ*		156490104			04/09/04		3,872
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Rick L. Burdick		Withhold

We recommend a vote FOR Steven L. Gerard, but WITHHOLD votes from affiliated outsider Rick L. Burdick. We recommend that shareholders WITHHOLD votes from Rick L. Burdick for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Steven L. Gerard		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Cenveo Inc *CVO*		560321200			03/05/04		1,188
	1	Elect Directors		For	For		Mgmt
	2	Change Company Name		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.27 percent is within the allowable cap for this company of 10.16 percent.
	4	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Cepheid *CPHD*		15670R107			03/04/04		1,214
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/24/04 - A	Ceradyne, Inc. *CRDN*		156710105			04/16/04		561
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt

05/28/04 - A	Cerner Corp. *CERN*		156782104			04/02/04		1,297
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 20.78 percent is above the allowable cap for this company of 16.74 percent.
	3	Ratify Auditors		For	For		Mgmt

06/11/04 - A	Cerus Corp *CERS*		157085101			04/16/04		628
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	CEVA INC *CEVA*		157210105			03/25/04		625
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Eliyahu Ayalon		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Bruce A. Mann, Peter McManamon, and insiders Eliyahu  Ayalon, Chester J. Silvestri and Brian Long. We recommend that shareholders WITHHOLD votes from Bruce A. Mann for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Peter McManamon, Eliyahu  Ayalon, Chester J. Silvestri and Brian Long for failure to establish a majority independent board.

	1.2	Elect Director Brian Long		Withhold
	1.3	Elect Director Zvi Limon		For
	1.4	Elect Director Bruce A. Mann		Withhold
	1.5	Elect Director Peter Mcmanamon		Withhold
	1.6	Elect Director Sven-Christer Nilsson		For
	1.7	Elect Director Louis Silver		For
	1.8	Elect Director Chester J. Silvestri		Withhold
	1.9	Elect Director Dan Tocatly		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 22.49 percent is above the allowable cap for this company of 5.01 percent.
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	CFS Bancorp, Inc. *CITZ*		12525D102			03/05/04		431
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	CH Energy Group Inc *CHG*		12541M102			03/01/04		644
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	Champion Enterprises, Inc. *CHB*		158496109			03/05/04		2,384
	1	Elect Directors		For	For		Mgmt

04/16/04 - A	Charles River Associates Inc. *CRAI*		159852102			03/08/04		384
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/10/04 - A	Charlotte Russe Holdings Inc. *CHIC*		161048103			01/02/04		441
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bernard Zeichner		Withhold

We recommend a vote FOR the directors with the exception of insiders Mark A. Hoffman and Bernard Zeichner. We recommend that shareholders WITHHOLD votes from Mark A. Hoffman and Bernard Zeichner for failure to establish an independent nominating committee.

	1.2	Elect Director Mark A. Hoffman		Withhold
	1.3	Elect Director Paul R. Del Rossi		For
	1.4	Elect Director W. Thomas Gould		For
	1.5	Elect Director Allan W. Karp		For
	1.6	Elect Director Leonard H. Mogil		For
	1.7	Elect Director David J. Oddi		For

06/24/04 - A	Charming Shoppes, Inc. *CHRS*		161133103			05/05/04		5,421
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph L. Castle, Ii		For
We recommend a vote FOR the directors.
	1.2	Elect Director Katherine M. Hudson		For
	1.3	Elect Director Pamela S. Lewis		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.82 percent is within the allowable cap for this company of 12.20 percent. Additionally, this plan expressly forbids repricing.

02/25/04 - A	Charter Financial Corp West *CHFN*		16122M100			12/31/03		150
	1	Elect Directors		For	For		Mgmt

06/10/04 - A	Charter Municipal Mortgage Acceptance Co. *CHC*		160908109			04/16/04		2,303
	1	Elect Directors		For	For		Mgmt

04/14/04 - A	Chattem, Inc. *CHTT*		162456107			02/20/04		546
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bill W. Stacy		For

We recommend a vote FOR the directors with the exception of insider Zan  Guerry. We recommend that shareholders WITHHOLD votes from insider Zan  Guerry for failure to establish an independent nominating committee.

	1.2	Elect Director Zan Guerry		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Checkpoint Systems, Inc. *CKP*		162825103			03/17/04		1,605
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William S. Antle, III		For
	1.2	Elect Director W. Craig Burns		For
	1.3	Elect Director John E. Davies, Jr.		For
	1.4	Elect Director R. Keith Elliott		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.44 percent is within the allowable cap for this company of 12.06 percent.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

05/17/04 - A	Chemed Corp *CHE*		778787101			03/19/04		451
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward L. Hutton		Withhold

We recommend a vote FOR the directors with the exception of insiders Timothy S. O’Toole, Thomas C. Hutton, Kevin J. McNamara, Edward L. Hutton and affiliated outsiders George J. Walsh III and Sandra E. Laney. We recommend that shareholders WITHHOLD votes from Timothy S. O’Toole, Thomas C. Hutton, Kevin J. McNamara, Edward L. Hutton and Sandra E. Laney for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from George J. Walsh III for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Kevin J. McNamara		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Donald Breen		For
	1.4	Elect Director Charles H. Erhart, Jr.		For
	1.5	Elect Director Joel F. Gemunder		For
	1.6	Elect Director Patrick P. Grace		For
	1.7	Elect Director Thomas C. Hutton		Withhold
	1.8	Elect Director Sandra E. Laney		Withhold
	1.9	Elect Director Timothy S. O’Toole		Withhold
	1.10	Elect Director Donald E. Saunders		For
	1.11	Elect Director George J. Walsh III		Withhold
	1.12	Elect Director Frank E. Wood		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.19 percent is within the allowable cap for this company of 11.58 percent.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Increase Authorized Common Stock		For	For		Mgmt
	5	Change Company Name		For	For		Mgmt

04/19/04 - A	Chemical Financial Corp. *CHFC*		163731102			02/20/04		1,038
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Daniel Bernson		For

We recommend a vote FOR the directors with the exception of affiliated outsider Dan L. Smith. We recommend that shareholders WITHHOLD votes from Dan L. Smith for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Nancy Bowman		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director James A. Currie		For
	1.4	Elect Director Michael L. Dow		For
	1.5	Elect Director Thomas T. Huff		For
	1.6	Elect Director Terence F. Moore		For
	1.7	Elect Director Aloysius J. Oliver		For
	1.8	Elect Director Frank P. Popoff		For
	1.9	Elect Director David B. Ramaker		For
	1.10	Elect Director Dan L. Smith		Withhold
	1.11	Elect Director William S. Stavropoulos		For

06/14/04 - A	Cherokee, Inc. *CHKE*		16444H102			04/15/04		258
	1	Elect Directors		For	For		Mgmt

04/28/04 - A	Chesapeake Corp. *CSK*		165159104			03/01/04		609
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	Chesapeake Utilities Corp. *CPK*		165303108			03/25/04		258
	1	Elect Directors		For	For		Mgmt

06/08/04 - A	Chicago Pizza & Brewery, Inc. *CHGO*		167889104			04/19/04		425
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul A. Motenko		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider James A. Dalpozzo, and insiders Louis M. Mucci, Jeremiah J. Hennessy, and Paul A. Motenko. We recommend shareholders WITHHOLD votes from James A. Dalpozzo, Louis M. Mucci, Jeremiah J. Hennessy, and Paul A. Motenko for failure to establish an independent compensation committee.

	1.2	Elect Director Jeremiah J. Hennessy		Withhold
	1.3	Elect Director Louis M. Mucci		Withhold
	1.4	Elect Director James A. Dalpozzo		Withhold
	1.5	Elect Director Shann M. Brassfield		For
	1.6	Elect Director Larry D. Bouts		For
	1.7	Elect Director John F. Grundhofer		For
	1.8	Elect Director J. Roger King		For
	1.9	Elect Director Steven C. Leonard		For
	2	Change Company Name		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Chiquita Brands International, Inc. *CQB*		170032809			03/29/04		1,536
	1	Elect Directors		For	For		Mgmt

04/21/04 - A	Chittenden Corp. *CHZ*		170228100			03/05/04		1,489
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	Choice Hotels International, Inc. *CHH*		169905106			03/10/04		860
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	Churchill Downs, Inc. *CHDN*		171484108			04/21/04		285
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard L. Duchossois		For
We recommend a vote FOR the directors with the exception of independent outsider Seth W. Hancock. We recommend that shareholders WITHHOLD votes from Seth W. Hancock for poor attendance.
	1.2	Elect Director J. David Grissom		For
	1.3	Elect Director Seth W. Hancock		Withhold
	1.4	Elect Director Thomas H. Meeker		For
	1.5	Elect Director Susan Elizabeth Packard		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.80 percent is within the allowable cap for this company of 19.65 percent.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Performance Goals/Compensation to Thomas H. Meeker		For	For		Mgmt

The nonqualified stock options were granted under shareholder approved plans and were issued at the fair market value on the date of grant. The company does not have a repricing history. Any repricing of those non-qualified stock options are subject to shareholder approval. Therefore, ISS recommends voting FOR this proposal.

	5	Approve Minutes of the Meeting		For	Against		Mgmt
Only issues that may be legally discussed at meetings may be raised under this authority. As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/27/04 - A	Ciber, Inc. *CBR*		17163B102			03/08/04		2,192
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

06/15/04 - S	Cima Labs, Inc. *CIMA*		171796105			05/14/04		661
	1	Approve Merger Agreement		For	For		Mgmt
ISS Conclusion: Based on the significant market premium and the valuation work and marketing process of the company’s financial advisor, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
ISS Conclusion: Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/19/04 - A	CIMAREX ENERGY CO *XEC*		171798101			03/26/04		1,935
	1	Elect Directors		For	For		Mgmt

04/23/04 - A	Cincinnati Bell Inc. *CBB*		171871106			02/25/04		8,280
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Ciphergen Biosystems, Inc. *CIPH*		17252Y104			04/09/04		849
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James L. Rathmann		For
	1.2	Elect Director Michael J. Callaghan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 32.81 percent is above the allowable cap for this company of 19.82 percent.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

04/22/04 - A	CIRCOR International, Inc. *CIR*		17273K109			03/05/04		515
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Citizens Banking Corp. *CBCF*		174420109			02/27/04		2,010
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Citizens First Bancorp, Inc. (MI) *CTZN*		17461R106			03/31/04		378
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/10/04 - A	Citizens South Banking Corp *CSBC*		176682102			03/15/04		341
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/04/04 - S	Citizens, Inc. *CIA*		174740100			01/22/04		1,091
	1	Increase Authorized Common Stock		For	For		Mgmt
	2	Authorize New Class of Preferred Stock		For	Against		Mgmt

In this case, management has not specifically stated that the shares may not be used for antitakeover purposes. When a company fails to provide a specific financing purpose for the shares, the possibility that they will be used for management entrenchment purposes outweighs any potential benefits that they would bring.

	3	Approve Increase in Size of Board		For	For		Mgmt
The requested increase appears to be appropriate for a company of this size, and there is no evidence suggesting that the proposal is an attempt to entrench current management

06/01/04 - A	Citizens, Inc. *CIA*		174740100			04/23/04		1,291
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	City Bank *CTBK*		17770A109			03/01/04		333
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James P. Carroll		Withhold
We recommend a vote FOR the directors with the exception of James Carroll and R. Scott Hutchison for failing to establish a majority independent board.
	1.2	Elect Director Martin Heimbigner		For
	1.3	Elect Director R. Scott Hutchison		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	City Holding Co. *CHCO*		177835105			03/05/04		708
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Oshel B. Craigo		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsider Oshel B. Craigo for poor attendance and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, and insider Gerald R. Francis and independent outsiders C. Dallas Kayser, William H. File, III, E.M. Payne, III, Sharon H. Rowe and Tracy W. Hylton, II for failure to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director William H. File, III		Withhold
	1.3	Elect Director Gerald R. Francis		Withhold
	1.4	Elect Director Tracy W. Hylton, II		Withhold
	1.5	Elect Director C. Dallas Kayser		Withhold
	1.6	Elect Director E.M. Payne III		Withhold
	1.7	Elect Director Sharon H. Rowe		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	CKE Restaurants, Inc. *CKR*		12561E105			05/03/04		2,193
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/22/04 - A	Clarcor, Inc. *CLC*		179895107			02/05/04		992
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Burgstahler		For
	1.2	Elect Director Paul Donovan		For
	1.3	Elect Director Norman E. Johnson		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

04/27/04 - A	Clark, Inc. *CLK*		181457102			03/01/04		616
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Clayton Williams Energy, Inc. *CWEI*		969490101			03/22/04		202
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Clean Harbors, Inc. *CLHB*		184496107			04/05/04		276
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	Cleco Corporation *CNL*		12561W105			02/23/04		1,914
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sherian G. Cadoria		Withhold

We recommend a vote FOR W. Larry Westbrook but WITHHOLD votes from David M. Eppler, Richard B. Crowell, and Sherian G. Cadoria. We recommend that shareholders WITHHOLD votes from David M. Eppler, Richard B. Crowell, and Sherian G. Cadoria for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Richard B. Crowell		Withhold
	1.3	Elect Director David M. Eppler		Withhold
	1.4	Elect Director W. Larry Westbrook		For

05/11/04 - A	Cleveland-Cliffs Inc. *CLF*		185896107			03/15/04		415
	1	Elect Directors		For	For		Mgmt

06/16/04 - A	Closure Medical Corporation *CLSR*		189093107			04/22/04		324
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 26.90 percent is above the allowable cap for this company of 17.65 percent.
	3	Ratify Auditors		For	For		Mgmt

05/28/04 - A	CMS Energy Corp. *CMS*		125896100			04/02/04		8,066
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Merribel S. Ayres		For

We recommend a vote FOR the directors with the exception of Joseph F. Paquette, Jr. We recommend that shareholders WITHHOLD votes from Joseph F. Paquette, Jr. for standing as an affiliated outsider on the Audit, Compensation Committee, and Nominating Committees.

	1.2	Elect Director Earl D. Holton		For
	1.3	Elect Director David W. Joos		For
	1.4	Elect Director Michael T. Monahan		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Joseph F. Paquette, Jr.		Withhold
	1.6	Elect Director William U. Parfet		For
	1.7	Elect Director Percy A. Pierre		For
	1.8	Elect Director S. Kinnie Smith, Jr.		For
	1.9	Elect Director Kenneth L. Way		For
	1.10	Elect Director Kenneth Whipple		For
	1.11	Elect Director John B. Yasinsky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.93 percent is within the allowable cap for this company of 5.19 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Bundled Compensation Plans		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plans. The proposed amendments aim to revise the performance goals to enable tax deductibility. ISS recommends a vote FOR this proposal.

	5	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 237,500,000 shares. We recommend a vote FOR Item 5.

05/11/04 - A	CNA Surety Corp. *SUR*		12612L108			03/01/04		642
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Philip H. Britt		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Adrian M. Tocklin and Roy E. Posner and insiders John F. Welch, Thomas Pontarelli and James R. Lewis. We recommend that shareholders WITHHOLD votes from Roy E. Posner for standing as an affiliated outsider on the Audit Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board, from Adrian M. Tocklin for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee and for failure to establish a majority independent board, and from John F. Welch, Thomas Pontarelli and James R. Lewis for failure to establish an independent nominating committee and for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Roy E. Posner		Withhold
	1.3	Elect Director Adrian M. Tocklin		Withhold
	1.4	Elect Director James R. Lewis		Withhold
	1.5	Elect Director Ken Miller		For
	1.6	Elect Director Thomas Pontarelli		Withhold
	1.7	Elect Director John F. Welch		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	CNB Financial Corp. (Pa) *CCNE*		126128107			03/10/04		160
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dennis L. Merrey		For

We recommend a vote FOR the directors with the exception of affiliated outsider William R. Owens. We recommend that shareholders WITHHOLD votes from William R. Owens for standing as an affiliated outsider on the Nominating, Audit and Compensation committees.

	1.2	Elect Director Deborah Dick Pontzer		For
	1.3	Elect Director William R. Owens		Withhold

05/04/04 - A	CNET Networks, Inc. *CNET*		12613R104			03/09/04		4,419
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.71 percent is within the allowable cap for this company of 18.79 percent.
	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Coachmen Industries, Inc. *COA*		189873102			03/15/04		578
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Deputy		For
We recommend a vote FOR the directors.
	1.2	Elect Director Edwin W. Miller		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Coastal Bancorp, Inc.		19041P105			02/24/04		187
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the company’s auction process to obtain the highest offer, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director R. Edwin Allday		For
We recommend a vote FOR the directors.
	3.2	Elect Director D. Fort Flowers, Jr.		For
	3.3	Elect Director Dennis S. Frank		For
	4	Ratify Auditors		For	For		Mgmt

01/27/04 - A	Coastal Financial Corp. *CFCP*		19046E105			11/28/03		886
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Michael C. Gerald		Withhold

We recommend withholding votes from both of the nominees. We recommend shareholders WITHHOLD votes from Michael C. Gerald for standing as an insider on the Nominating Committee, and from James H. Dusenbury for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director James H. Dusenbury		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 10,000,000 shares is below the allowable threshold of 18,750,000 shares.
	3	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 11.73 percent is within the allowable cap for this company of 15.25 percent.

05/20/04 - A	CoBiz Inc. *COBZ*		190897108			04/06/04		289
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Coca-Cola Bottling Co. Consolidated *COKE*		191098102			03/15/04		196
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Frank Harrison III		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Carl Ware and insiders William B. Elmore and J. Frank Harrison III. We recommend that shareholders WITHHOLD votes from Carl Ware for poor attendance, and from William B. Elmore and J. Frank Harrison III for standing as insiders on the Nominating Committee.

	1.2	Elect Director H.W. Mckay Belk		For
	1.3	Elect Director Sharon A. Decker		For
	1.4	Elect Director William B. Elmore		Withhold
	1.5	Elect Director James E. Harris		For
	1.6	Elect Director Deborah S. Harrison		For
	1.7	Elect Director Ned R. Mcwherter		For
	1.8	Elect Director John W. Murrey, III		For
	1.9	Elect Director Carl Ware		Withhold
	1.10	Elect Director Dennis A. Wicker		For

05/20/04 - A	Coeur D’ Alene Mines Corp. *CDE*		192108108			04/01/04		10,974
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cecil D. Andrus		For
	1.2	Elect Director James J. Curran		For
	1.3	Elect Director James A. McClure		For
	1.4	Elect Director Robert E. Mellor		For
	1.5	Elect Director John H. Robinson		For
	1.6	Elect Director J. Kenneth Thompson		For
	1.7	Elect Director Timothy R. Winterer		For
	1.8	Elect Director Dennis E. Wheeler		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/22/04 - S	Cognex Corp. *CGNX*		192422103			03/10/04		1,518
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/25/04 - A	Coherent, Inc. *COHR*		192479103			02/06/04		1,175
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bernard J. Couillaud		Withhold

We recommend a vote FOR the directors with the exception of insiders John R. Ambroseo and Bernard J. Couillaud, and affiliated outsiders Henry E. Gauthier and Robert J. Quillinan. We recommend shareholders WITHHOLD votes from John R. Ambroseo, Bernard J. Couillaud, Henry E. Gauthier, and Robert J. Quillinan for failure to establish a majority independent board and also from Henry E. Gauthier for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees.

	1.2	Elect Director Henry E. Gauthier		Withhold
	1.3	Elect Director John R. Ambroseo		Withhold
	1.4	Elect Director Charles W. Cantoni		For
	1.5	Elect Director John H. Hart		For
	1.6	Elect Director Robert J. Quillinan		Withhold
	1.7	Elect Director Lawrence Tomlinson		For
	1.8	Elect Director Frank P. Carrubba		For
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.51 percent is within the allowable cap for this company of 19.82 percent. Additionally, this plan expressly forbids repricing. Please note that stock options grants to top five named executives represent 28% of total shares awarded in the fiscal 2003.

	3	Amend Stock Option Plan		For	For		Mgmt
The total cost of the company’s plans of 17.51 percent is within the allowable cap for this company of 19.82 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Cohu, Inc. *COHU*		192576106			03/16/04		954
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director James W. Barnes		Withhold

We recommend that shareholders WITHHOLD votes from all directors. We recommend that shareholders WITHHOLD votes from affiliated outsider James W. Barnes and insider James A. Donahue for failure to establish a majority independent board.

	1.2	Elect Director James A. Donahue		Withhold
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.49 percent is within the allowable cap for this company of 19.83 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Coinstar, Inc. *CSTR*		19259P300			04/13/04		987
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.18 percent is within the allowable cap for this company of 13.68 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/12/04 - A	Coldwater Creek Inc. *CWTR*		193068103			04/19/04		512
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - S	Cole National Corp. *CNJ*		193290103			03/12/04		490
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion and the lengthy bidding process, we believe the merger agreement warrants shareholder support.
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	CollaGenex Pharmaceuticals, Inc. *CGPI*		19419B100			04/14/04		410
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Colin W. Stewart		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert J. Easton. We recommend that shareholders WITHHOLD votes from Robert J. Easton for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Brian M. Gallagher, Phd		For
	1.3	Elect Director Peter R. Barnett, Dmd		For
	1.4	Elect Director Robert C. Black		For
	1.5	Elect Director James E. Daverman		For
	1.6	Elect Director Robert J. Easton		Withhold
	1.7	Elect Director W. James O’Shea		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/21/04 - A	Colonial Properties Trust *CLP*		195872106			02/17/04		741
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee M. Miller Gorrie		For
	1.2	Elect Trustee James K. Lowder		For
	1.3	Elect Trustee Herbert A. Meisler		For
	1.4	Elect Trustee John W. Spiegel		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Trustees		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

05/25/04 - A	Columbia Bancorp *CBMD*		197227101			04/02/04		209
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hugh F.Z. Cole, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider Lawrence A. Shulman and independent outsiders James R. Moxley, Jr. and Vincent D. Palumbo. We recommend that shareholders WITHHOLD votes from James R. Moxley, Jr. and Vincent D. Palumbo for poor attendance. We also recommend that shareholders WITHHOLD votes from Lawrence A. Shulman for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Herschel L. Langenthal		For
	1.3	Elect Director James R. Moxley, Jr.		Withhold
	1.4	Elect Director Vincent D. Palumbo		Withhold
	1.5	Elect Director John A. Scaldara, Jr.		For
	1.6	Elect Director Lawrence A. Shulman		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Columbia Bancorp/Oregon *CBBO*		197231103			03/01/04		300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles F. Beardsley		For

We recommend a vote FOR the directors with the exception of insider Roger L. Christensen. We recommend that shareholders WITHHOLD votes from Roger L. Christensen for standing as an insider on the nominating and compensation committees.

	1.2	Elect Director William Booth		For
	1.3	Elect Director Roger L. Christensen		Withhold
	1.4	Elect Director Terry L. Cochran		For

04/28/04 - A	Columbia Banking System, Inc. *COLB*		197236102			03/08/04		608
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Melanie J. Dressel		For
We recommend a vote FOR the directors.
	1.2	Elect Director John P. Folsom		For
	1.3	Elect Director Frederick M. Goldberg		For
	1.4	Elect Director Thomas M. Hulbert		For
	1.5	Elect Director Thomas L. Matson, Sr.		For
	1.6	Elect Director Daniel C. Regis		For
	1.7	Elect Director Donald Rodman		For
	1.8	Elect Director William T. Weyerhaeuser		For
	1.9	Elect Director James M. Will		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.79 percent is above the allowable cap for this company of 5.18 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Columbia Laboratories, Inc. *CBRX*		197779101			03/26/04		1,470
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.98 percent is within the allowable cap for this company of 18.93 percent.

Equity grants of stock options to top six named executive officers is 31.44 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top six executives.

	3	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Commercial Bankshares, Inc. *CLBK*		201607108			03/08/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph W. Armaly		Withhold

We recommend a vote FOR the directors with the exceptions of Jack J. Partagas and Joseph W. Armaly. We recommend that shareholders WITHHOLD votes from Jack J. Partagas and Joseph W. Armaly for failure to establish an independent nominating committee.

	1.2	Elect Director Jack J. Partagas		Withhold
	1.3	Elect Director Cromwell A. Anderson		For
	1.4	Elect Director Robert Namoff		For
	1.5	Elect Director Sherman Simon		For
	1.6	Elect Director Michael W. Sontag		For
	1.7	Elect Director Martin Yelen		For
	2	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.00 percent is above the allowable cap for this company of 7.86 percent.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

VI. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 10.79 percent is above the allowable cap for this company of 7.86 percent.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Commercial Capital Bancorp, Inc. *CCBI*		20162L105			03/25/04		424
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the compelling strategic rationale, the reasonable market premium paid by CCBI, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work done by the company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Stephen H. Gordon		For
	2.2	Elect Director Mark E. Schaffer		For
	2.3	Elect Director Christopher G. Hagerty		For
	3	Ratify Auditors		For	For		Mgmt
	4	Increase Authorized Common Stock		For	For		Mgmt
	5	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	6	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.89 percent is within the allowable cap for this company of 19.60 percent. In 2003, the company granted more than 25 percent of its total grants to its top five named executives.

	7	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Commercial Federal Corp. *CFB*		201647104			03/24/04		2,062
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Talton K. Anderson		Withhold

We recommend a vote FOR Jane E. Miller but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider Robert J. Hutchinson, and independent outsiders James P. O’Donnell and Talton K. Anderson for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director James P. O’Donnell		Withhold
	1.3	Elect Director Robert J. Hutchinson		Withhold
	1.4	Elect Director Jane E. Miller		For
	2	Ratify Auditors		For	For		Mgmt

01/22/04 - A	Commercial Metals Co. *CMC*		201723103			11/24/03		913
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Moses Feldman as Class III Director		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ralph E. Loewenberg as Class III Director		For
	1.3	Elect Director Stanley A. Rabin as Class III Director		For
	1.4	Elect Director Harold L. Adams as Class III Director		For
	1.5	Elect Director J. David Smith as Class I Director		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 60,000,000 shares, is is below the allowable threshold of 64,000,000 shares. We recommend a vote FOR Item 2.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Commonwealth Telephone Enterprises, Inc. *CTCO*		203349105			03/31/04		975
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank M. Henry		For
	1.2	Elect Director Michael J. Mahoney		For
	1.3	Elect Director John J. Whyte		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.09 percent is within the allowable cap for this company of 12.27 percent.

05/07/04 - A	CommScope, Inc. *CTV*		203372107			03/11/04		2,265
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.17 percent is within the allowable cap for this company of 11.30 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

Given that the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe the proposed amendment warrants shareholder approval.

	4	Ratify Auditors		For	For		Mgmt

06/01/04 - A	Community Bank of Northern Virginia *CBNV*		203566104			04/26/04		200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cyrus Katzen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Joseph L. Malone		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/26/04 - S	Community Bank System, Inc. *CBU*		203607106			02/12/04		510
	1	Approve Increase in Common Stock and a Stock Split		For	For		Mgmt

05/19/04 - A	Community Bank System, Inc. *CBU*		203607106			03/31/04		610
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Burgess		For
We recommend a vote FOR the directors.
	1.2	Elect Director Nicholas A. DiCerbo		For
	1.3	Elect Director James A. Gabriel		For
	1.4	Elect Director Harold S. Kaplan		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.89 percent is above the allowable cap for this company of 9.16 percent.

05/04/04 - A	Community Banks, Inc. *CMTY*		203628102			02/27/04		445
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Thomas L. Miller		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Peter Desoto for poor attendance and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and from Thomas L. Miller, James A. Ulsh and Ronald E. Boyer for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director James A. Ulsh		Withhold
	1.3	Elect Director Ronald E. Boyer		Withhold
	1.4	Elect Director Peter Desoto		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Community First Bankshares, Inc. *CFBX*		203902101			02/27/04		1,595
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/30/04 - A	Community First Bankshares, Inc. *CFBX*		203902101			05/19/04		1,897
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium and fairness opinion, we believe the merger agreement warrants shareholder support.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Mark A. Anderson		For
We recommend a vote FOR the directors.
	2.2	Elect Director Patrick Delaney		For
	2.3	Elect Director John H. Flittie		For
	2.4	Elect Director Darrell G. Knudson		For
	2.5	Elect Director Dawn R. Elm		For
	2.6	Elect Director Marilyn R. Seymann		For
	2.7	Elect Director Harvey L. Wollman		For
	2.8	Elect Director Thomas Gallagher		For
	2.9	Elect Director Rahn K. Porter		For
	2.10	Elect Director Lauris N. Molbert		For
	2.11	Elect Director Karen M. Meyer		For
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Community Trust Bancorp, Inc. *CTBI*		204149108			02/29/04		547
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles J. Baird		For
We recommend a vote FOR the directors with the exception of independent outsider Ernest M. Rogers. We recommend that shareholders WITHHOLD votes from Ernest M. Rogers for poor attendance.
	1.2	Elect Director Jean R. Hale		For
	1.3	Elect Director Burlin Coleman		For
	1.4	Elect Director M. Lynn Parrish		For
	1.5	Elect Director Nick A. Cooley		For
	1.6	Elect Director Dr. James R. Ramsey		For
	1.7	Elect Director William A. Graham, Jr.		For
	1.8	Elect Director Ernest M. Rogers		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/18/03 - A	CompuCom Systems, Inc. *CMPC*		204780100			11/20/03		488
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward Coleman		For
We recommend a vote FOR the directors with the exception of affiliated outsider Delbert W. Johnson. We recommend that shareholders WITHHOLD votes from Delbert W. Johnson for poor attendance.
	1.2	Elect Director Anthony Craig		For
	1.3	Elect Director Michael Emmi		For
	1.4	Elect Director Richard Ford		For
	1.5	Elect Director Edwin L. Harper		For
	1.6	Elect Director Delbert W. Johnson		Withhold
	1.7	Elect Director John D. Loewenberg		For
	1.8	Elect Director Warren Musser		For
	1.9	Elect Director Anthony Paoni		For
	1.10	Elect Director Edward N. Patrone		For
	1.11	Elect Director Lazane Smith		For

05/05/04 - A	CompuCredit Corp *CCRT*		20478N100			03/16/04		621
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David G. Hanna		For
	1.2	Elect Director Richard W. Gilbert		For
	1.3	Elect Director Frank J. Hanna, III		For
	1.4	Elect Director Richard R. House, Jr.		For
	1.5	Elect Director Gregory J. Corona		For
	1.6	Elect Director Deal W. Hudson		For
	1.7	Elect Director Mack F. Mattingly		For
	1.8	Elect Director Thomas G. Rosencrants		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.32 percent is within the allowable cap for this company of 5.08 percent.
	3	Approve Restricted Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.64 percent is within the allowable cap for this company of 5.08 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Computer Programs & Systems Inc *CPSI*		205306103			03/31/04		272
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Computer Horizons Corp. *CHRZ*		205908106			03/31/04		1,192
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William M. Duncan		For
	1.2	Elect Director Eric P. Edelstein		For
	1.3	Elect Director William J. Marino		For
	1.4	Elect Director Earl L. Mason		For
	1.5	Elect Director L. White Matthews III		For
	1.6	Elect Director William J. Murphy		For
	1.7	Elect Director Edward J. Obuchowski		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.29 percent is within the allowable cap for this company of 18.15 percent. Please note that, this company has repriced stock options without shareholder approval in the past.

06/23/04 - A	Computer Network Technology Corp. *CMNT*		204925101			04/28/04		1,120
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/10/04 - A	Comstock Resources, Inc. *CRK*		205768203			04/12/04		1,364
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Conceptus, Inc. *CPTS*		206016107			04/19/04		1,040
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark M. Sieczkarek		For
	1.2	Elect Director Thomas F. Bonadio		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.74 percent is within the allowable cap for this company of 15.69 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 11.22 percent is within the allowable cap for this company of 15.69 percent. Additionally, this plan expressly forbids repricing. Note that 42 percent of the awards in 2003 were granted to the company’s top five executive officers.

	5	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

01/22/04 - A	Concord Camera Corp. *LENS*		206156101			12/08/03		820
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ira B. Lampert		Withhold

We recommend a vote FOR the directors with the exception of insider Ira B. Lampert. We recommend that shareholders WITHHOLD votes from Ira B. Lampert for failure to establish an independent nominating committee.

	1.2	Elect Director Ronald S. Cooper		For
	1.3	Elect Director Morris H. Gindi		For
	1.4	Elect Director J. David Hakman		For
	1.5	Elect Director William J. O’Neill, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Concord Communications, Inc. *CCRD*		206186108			03/08/04		649
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert M. Wadsworth		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

03/10/04 - A	Concur Technologies, Inc. *CNQR*		206708109			01/12/04		856
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Levinthal		For
	1.2	Elect Director William W. Canfield		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 21.19 percent is above the allowable cap for this company of 12.03 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 19.56 percent is above the allowable cap for this company of 12.03 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - A	Conexant Systems, Inc. *CNXT*		207142100			01/02/04		10,607
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.27 percent is above the allowable cap for this company of 12.61 percent. Additionally, this company has repriced stock options without shareholder approval in the past.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 22.43 percent is above the allowable cap for this company of 12.61 percent. Additionally, this company has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director Donald R. Beall		For

We recommend a vote FOR the directors with the exception of affiliated outsider Donald R. Beall. We recommend that shareholders WITHHOLD votes from Donald R. Beall for standing as an affiliated outsider on the Compensation and Nominating Committees.

	4.2	Elect Director Balakrishnan S. Iyer		For
	4.3	Elect Director Jerre L. Stead		For
	5	Ratify Auditors		For	For		Mgmt

05/18/04 - A	CONMED Corp. *CNMD*		207410101			03/31/04		1,345
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eugene R. Corasanti		For
	1.2	Elect Director Joseph J. Corasanti		For
	1.3	Elect Director Bruce F. Daniels		For
	1.4	Elect Director Jo Ann Golden		For
	1.5	Elect Director Stephen M. Mandia		For
	1.6	Elect Director William D. Matthews		For
	1.7	Elect Director Robert E. Remmell		For
	1.8	Elect Director Stuart J. Schwartz		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.08 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - S	Connecticut Bancshares, Inc.		207540105			02/09/04		462
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the market premium, the board’s process in reviewing and identifying the best strategic alternative available, and the fairness opinion, we believe the merger agreement warrants shareholder support.

04/23/04 - A	Connecticut Water Service, Inc. *CTWS*		207797101			03/01/04		361
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Marshall T. Chiaraluce		For
	1.2	Elect Director Marcia L. Hincks		For
	1.3	Elect Director Robert F. Neal		For
	1.4	Elect Director Arthur C. Reeds		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 8.03 percent is above the allowable cap for this company of 7.25 percent. In addition, the company has granted over 85 percent of its 2003 total grants to its top five named executives.

05/07/04 - A	Connetics Corp. *CNCT*		208192104			03/12/04		1,273
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alexander E. Barkas, Ph.D.		For

We recommend a vote FOR the directors with the exceptions of independent outsider Leon E. Panetta and affiliated outsider Eugene A. Bauer, M.D.. We recommend that shareholders WITHHOLD votes from Leon E. Panetta for poor attendance. We also recommend WITHHOLD votes from Eugene A. Bauer, M.D. for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Eugene A. Bauer, M.D.		Withhold
	1.3	Elect Director R. Andrew Eckert		For
	1.4	Elect Director Denise M. Gilbert, Ph.D.		For
	1.5	Elect Director John C. Kane		For
	1.6	Elect Director Thomas D. Kiley		For
	1.7	Elect Director Leon E. Panetta		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director G. Kirk Raab		For
	1.9	Elect Director Thomas G. Wiggans		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/28/04 - A	Consolidated-Tomoka Land Co. *CTO*		210226106			03/01/04		243
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John C. Adams		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders David D. Peterson and Bob D. Allen. We recommend that shareholders WITHHOLD votes from David D. Peterson for standing as an affiliated outsider on the Compensation and Nominating committees, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Bob D. Allen for failure to establish a majority independent board.

	1.2	Elect Director Bob D. Allen		Withhold
	1.3	Elect Director David D. Peterson		Withhold
	1.4	Elect Director Gerald L. Degood		For

03/12/04 - A	Continental Airlines, Inc. *CAL*		210795308			02/03/04		2,839
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas J. Barrack, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Gordon M. Bethune		For
	1.3	Elect Director Kirbyjon H. Caldwell		For
	1.4	Elect Director Lawrence W. Kellner		For
	1.5	Elect Director Douglas H. Mccorkindale		For
	1.6	Elect Director Henry L. Meyer III		For
	1.7	Elect Director George G. C. Parker		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Karen Hastie Williams		For
	1.9	Elect Director Ronald B. Woodard		For
	1.10	Elect Director Charles A. Yamarone		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative and the offering period is reasonable.
	3	Ratify Auditors		For	For		Mgmt
	4	Retention of Rights Plan Agreement		For	Against		Mgmt
The existing shareholders rights plan at the company does not contain the provisions that ISS considers as important to prevent rights plan’s abuse. ISS therefore votes AGAINST this proposal.
	5	Shareholder Imput on Poison Pill Provision		Against	For		ShrHoldr

Although the company has put to shareholder vote a proposal to support its existing amended and restated stockholders rights agreement, the existing rights plan does not contain the features that ISS believes are necessary to prevent its abuse. Therefore, ISS recommends a vote in support of this shareholder proposal.

	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/04/04 - A	Cooper Tire & Rubber Co. *CTB*		216831107			03/09/04		2,882
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Arthur H. Aronson		For
	1.2	Elect Director Thomas A. Dattilo		For
	1.3	Elect Director Byron O. Pond		For
	2	Ratify Auditors		Against	For		ShrHoldr

This proposal would not effect the company’s ability to select its auditor, but rather would allow shareholders the right to ratify or not ratify that choice. ISS notes that the company has not, in the past, put the auditor up for ratification. We also note that the non-audit related fees paid to Ernst & Young, in the past fiscal year represented 47.07 percent of the total fees paid to that firm. The company’s Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by Ernst & Young. Before the corporate accounting-related scandals of the past two years, ratification of auditors was generally viewed as a routine agenda item. A vote for an auditor by shareholders is confirmation that the auditor has objectively reviewed the company’s financial statements for compliance with generally accepted accounting principles. Due to the recent SEC rules on auditor independence and increased shareholder scrutiny on this issue, however, ratification of auditors has turned into a more controversial agenda item. As such, ISS believes that shareholders should have the opportunity to assess the auditor’s general performance, the audit and non-audit related fees paid by the company, and the auditor’s overall independence.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Corixa Corp *CRXA*		21887F100			04/15/04		2,405
	1	Elect Directors		For	For		Mgmt
	2	Change State of Incorporation from Delaware to Washington		For	Against		Mgmt
On balance, we believe that the reincorporation would be adverse in terms of its impact on shareholders’ rights. As such, the reincorporation does not warrant shareholder support.
	3	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Corn Products International, Inc. *CPO*		219023108			03/22/04		1,643
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Cornell Companies, Inc. *CRN*		219141108			04/16/04		485
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anthony R. Chase		For
	1.2	Elect Director Robert F. Vagt		For
	1.3	Elect Director Tucker Taylor		For
	1.4	Elect Director D. Stephen Slack		For
	1.5	Elect Director Harry J. Phillips, Jr.		For
	1.6	Elect Director Marcus A. Watts		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Cornerstone Realty Income Trust, Inc. *TCR*		21922V102			03/31/04		3,060
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. Gary, IV		For

We recommend a vote FOR the directors with the exceptions of insider W. Tennent Houston and affiliated outsider Penelope W. Kyle. We recommend that shareholders WITHHOLD votes from W. Tennent Houston for failure to establish a majority independent board, and from Penelope W. Kyle for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board.

	1.2	Elect Director W. Tennent Houston		Withhold
	1.3	Elect Director Penelope W. Kyle		Withhold
	1.4	Elect Director Harry S. Taubenfeld		For

05/13/04 - A	Corporate Office Properties Trust, Inc. *OFC*		22002T108			03/15/04		1,342
	1	Elect Directors		For	For		Mgmt

04/29/04 - A	Correctional Properties Trust *CPV*		22025E104			03/12/04		462
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 2.73 percent is within the allowable cap for this company of 19.45 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.  Equity grants of stock options to top two named executive officers is 71.43 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top two executives.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Corrections Corporation of America *CXW*		22025Y407			03/31/04		1,632
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donna M. Alvarado		For
	1.2	Elect Director William F. Andrews		For
	1.3	Elect Director John D. Ferguson		For
	1.4	Elect Director Lucius E. Burch, III		For
	1.5	Elect Director John D. Correnti		For
	1.6	Elect Director John R. Horne		For
	1.7	Elect Director C. Michael Jacobi		For
	1.8	Elect Director Thurgood Marshall, Jr.		For
	1.9	Elect Director Charles L. Overby		For
	1.10	Elect Director John R. Prann, Jr.		For
	1.11	Elect Director Joseph V. Russell		For
	1.12	Elect Director Henri L. Wedell		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/21/04 - A	Corus Bankshares, Inc. *CORS*		220873103			02/23/04		686
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph C. Glickman		Withhold

We recommend a vote FOR the directors with the exceptions of Michael J. Mcclure and Steven D. Fifield. We recommend that shareholders WITHHOLD votes from Michael J. Mcclure for standing as an affiliated outsider on the Audit Committee, Steven D. Fifield for standing as an affiliated outsider on the Compensation Committee, and Michael J. Mcclure for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Robert J. Glickman		Withhold
	1.3	Elect Director Robert J. Buford		For
	1.4	Elect Director Steven D. Fifield		Withhold
	1.5	Elect Director Rodney D. Lubeznik		For
	1.6	Elect Director Michael J. Mcclure		Withhold
	1.7	Elect Director Peter C. Roberts		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Corvis Corporation *CORV*		221009103			03/15/04		15,300
	1	Approve Issuance of Shares for a Private Placement		For	For		Mgmt

ISS Conclusion: We recognize the potential dilution that may result from the payout of shares as interest on the PIPE, and we note the negative market reaction since the disclsoure of the deal’s terms. However, due to the premium conversion price and the desirable flexibility in form of interest payments, as well as the ongoing need for the company to raise additional capital to fund FCF deficits, we believe the proposal warrants shareholder support.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director David S. Oros		For
We recommend a vote FOR David S. Oros and F.A. Hrabowski III.
	2.2	Elect Director F. A. Hrabowski III		For
	3	Ratify Auditors		For	For		Mgmt

06/09/04 - A	CoStar Group, Inc. *CSGP*		22160N109			04/16/04		687
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael R. Klein		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsider David Bonderman and affiliated outsider Michael R. Klein. We recommend that shareholders WITHHOLD votes from David Bonderman for poor attendance and from Michael R. Klein for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Andrew C. Florance		For
	1.3	Elect Director David Bonderman		Withhold
	1.4	Elect Director Warren H. Haber		For
	1.5	Elect Director Josiah O. Low, III		For
	1.6	Elect Director Christopher J. Nassetta		For
	1.7	Elect Director Catherine B. Reynolds		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/15/04 - A	Courier Corp. *CRRC*		222660102			11/21/03		75
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Covance Inc. *CVD*		222816100			03/10/04		2,799
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Robert M. Baylis		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Irwin Lerner and Robert M. Baylis for failure to implement the board declassification proposal.

	1.2	Elect Director Irwin Lerner		Withhold
	2	Declassify the Board of Directors		Against	For		ShrHoldr
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/27/04 - A	Covenant Transport, Inc. *CVTI*		22284P105			04/23/04		310
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David R. Parker		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsiders Bradley A. Moline, Mark A. Scudder and William T. Alt and insider David R. Parker. We recommend that shareholders WITHHOLD votes from Bradley A. Moline for standing as an affiliated outsider on the Audit Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Mark A. Scudder, William T. Alt and David R. Parker for failure to establish a majority independent board.

	1.2	Elect Director Robert E. Bosworth		For
	1.3	Elect Director Hugh O. Maclellan, Jr.		For
	1.4	Elect Director Bradley A. Moline		Withhold
	1.5	Elect Director Mark A. Scudder		Withhold
	1.6	Elect Director William T. Alt		Withhold
	1.7	Elect Director Niel B. Nielson		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/12/04 - PC	CPI Corp. *CPY*		125902106			02/12/04		754
MANAGEMENT PROXY (BLUE CARD)
	1	Amend Articles to Remove Existing Directors		Against			Mgmt
	2	Establish Range For Board Size		Against			Mgmt
	3	Authorize Stockholders Holding 25% or more of Common Stock to call a Special Meeting		Against			Mgmt
	4	Authorize Stockholders, not Directors, to fill board vacancies		Against			Mgmt
	5	Repeal Amendments Adopted by the board but not Publicly Disclosed		Against			Mgmt
	6	Elect Director James J. Abel, Michael S. Koeneke, David M. Meyer, Mark R. Mitchell, Steven J. Smith and John Turner White IV		Against			Mgmt
DISSIDENT PROXY (WHITE CARD)
	1	Amend Articles to Remove Existing Directors		For			Mgmt
	2	Establish Range For Board Size		For			Mgmt
	3	Authorize Stockholders Holding 25% or more of Common Stock to		For			Mgmt
	4	Authorize Stockholders, not Directors, to fill board vacancies		For			Mgmt
	5	Repeal Amendments Adopted by the board but not Publicly		For			Mgmt
	6	Elect Directors (Opposition Slate)		For			Mgmt

Not voted — All of the issues noted above are acceptable for this company at this meeting. The cost of voting would exceed the value of the vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Crawford & Co. *CRD.B*		224633107			03/03/04		438
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Hicks Lanier		For
We recommend a vote FOR the directors with the exception of independent director John A. Williams. We recommend that shareholders WITHHOLD votes from John A. Williams for poor attendance.
	1.2	Elect Director Jesse C. Crawford		For
	1.3	Elect Director Larry L. Prince		For
	1.4	Elect Director John A. Williams		Withhold
	1.5	Elect Director E. Jenner Wood, III		For
	1.6	Elect Director Grover L. Davis		For
	1.7	Elect Director Clarence H. Ridley		For
	1.8	Elect Director Robert T. Johnson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Seek Sale of Company		Against	Against		ShrHoldr

In our opinion, there is not evidence in this situation that management has become entrenched. Furthermore, management is currently exploring and initiating various business opportunities. Because the company appears to be experiencing general economic improvement as evidenced in the three-year and one-year performance summary, there is no compelling evidence that the drastic measure described by the proponent is in shareholders’ best interests.

05/12/04 - A	Cray Inc. *CRAY*		225223106			03/12/04		3,019
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel J. Evans		For
	1.2	Elect Director Daniel C. Regis		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 30,000,000 shares is below the allowable threshold of 96,000,000 shares.
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 19.46 percent is within the allowable cap for this company of 19.93 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/23/04 - A	Credence Systems Corp. *CMOS*		225302108			02/11/04		2,779
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard M. Beyer		For

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas R. Franz. We recommend that shareholders WITHHOLD votes from Thomas R. Franz for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Thomas R. Franz		Withhold
	1.3	Elect Director William G. Howard, Jr.		For
	1.4	Elect Director Bruce R. Wright		For
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - S	Credence Systems Corp. *CMOS*		225302108			04/15/04		3,356
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the compelling strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work done by the company’s financial advisor, we believe the merger agreement warrants shareholder support.

05/13/04 - A	Credit Acceptance Corp. *CACC*		225310101			03/26/04		500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald A. Foss		For
	1.2	Elect Director Harry E. Craig		For
	1.3	Elect Director Glenda Flanagan		For
	1.4	Elect Director Daniel P. Leff		For
	1.5	Elect Director Brett A. Roberts		For
	1.6	Elect Director Thomas N. Tryforos		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.66 percent is within the allowable cap for this company of 12.93 percent. In 2003, the company granted over 25 percent of its total grants to one of its top five named executive officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Criimi Mae Inc. *CMM*		226603504			03/30/04		549
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Crompton Corporation *CK*		227116100			02/27/04		4,942
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Cross Country Healthcare, Inc. *CCRN*		227483104			03/15/04		898
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Crown Holdings, Inc. *CCK*		228368106			03/09/04		7,510
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jenne K. Britell		For
	1.2	Elect Director John W. Conway		For
	1.3	Elect Director G. Fred DiBona, Jr.		For
	1.4	Elect Director Arnold W. Donald		For
	1.5	Elect Director Marie L. Garibaldi		For
	1.6	Elect Director William G. Little		For
	1.7	Elect Director Hans J. Loliger		For
	1.8	Elect Director Thomas A. Ralph		For
	1.9	Elect Director Hugues du Rouret		For
	1.10	Elect Director Alan W. Rutherford		For
	1.11	Elect Director Harold A. Sorgenti		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Vote Recommendation Although this plan will result in issuance of shares, it does not result in shareholder wealth transfer. Instead, it merely alters the medium through which participants are paid by allowing such individuals to receive common shares in lieu of cash. The potential voting power dilution resulting from the 233,160 shares issuable under this plan over the life of the plan, estimated based on the current stock price of $9.65 and the current number of nine nonemployee directors, of is 0.14 percent. We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.79 percent is within the allowable cap for this company of 12.03 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Crown Media Holdings *CRWN*		228411104			04/09/04		538
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. Halmi, Jr.		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Robert A. Halmi, Jr., David J. Evans, Arnold L. Chavkin, Robert J. Druten, Brian E. Gardner, David E. Hall, Donald J. Hall, Jr., Anil Jagtiani and David B. Koff and affiliated outsiders Deanne R. Stedem, Irvine O. Hockaday, Jr. and Wilford V. Bane, Jr.. We recommend that shareholders WITHHOLD votes from Arnold L. Chavkin for standing as an insider on the Audit and Compensation committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from David E. Hall and Robert J. Druten for standing as insiders on the Compensation Committee and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Brian E. Gardner and Robert A. Halmi, Jr. for standing as insiders on the Nominating Committee and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Wilford V. Bane for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from David J. Evans, Donald J. Hall, Jr., Irvine O. Hockaday, Jr., Anil Jagtiani, David B. Koff and Deanne R. Stedem for failure to establish a majority independent board.

	1.2	Elect Director David J. Evans		Withhold
	1.3	Elect Director Wilford V. Bane, Jr.		Withhold
	1.4	Elect Director Arnold L. Chavkin		Withhold
	1.5	Elect Director Robert J. Druten		Withhold
	1.6	Elect Director Brian E. Gardner		Withhold
	1.7	Elect Director David E. Hall		Withhold
	1.8	Elect Director Donald J. Hall, Jr.		Withhold
	1.9	Elect Director Irvine O. Hockaday, Jr.		Withhold
	1.10	Elect Director Anil Jagtiani		Withhold
	1.11	Elect Director David B. Koff		Withhold
	1.12	Elect Director Peter A. Lund		For
	1.13	Elect Director John P. Mascotte		For
	1.14	Elect Director Deanne R. Stedem		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	CRT Properties Inc *CRO*		500228101			03/26/04		861
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director D. Pike Aloian		For

We recommend a vote FOR the directors with the exception of affiliated outsiders James C. Teagle, Victor A. Hughes, Jr., and David B. Hiley, and insider Thomas J. Crocker, from whom we recommend shareholders WITHHOLD votes for failure to establish a majority independent board.

	1.2	Elect Director Benjamin C. Bishop, Jr.		For
	1.3	Elect Director Thomas J. Crocker		Withhold
	1.4	Elect Director David B. Hiley		Withhold
	1.5	Elect Director Victor A. Hughes, Jr.		Withhold
	1.6	Elect Director George F. Staudter		For
	1.7	Elect Director James C. Teagle		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.
	4	Amend Omnibus Stock Plan		For	For		Mgmt

The plan already provides for awards of options, SARs, restricted stock, unrestricted stock, deferred stock, and performance awards. Because the plan does not reserve additional shares for issue, and ISS values awards of restricted and unrestricted shares similarly to how we would value the other stock-based awards proposed, we believe that approval of this amendment would not negatively effect the cost of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Cryolife, Inc. *CRY*		228903100			05/24/04		607
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven G. Anderson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas F. Ackerman		For
	1.3	Elect Director Daniel J. Bevevino		For
	1.4	Elect Director John M. Cook		For
	1.5	Elect Director Ronald C. Elkins, M.D.		For
	1.6	Elect Director Virginia C. Lacy		For
	1.7	Elect Director Randy D. McCall, Esq		For
	1.8	Elect Director Bruce J. Van Dyne, M.D.		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.13 percent is within the allowable cap for this company of 19.20 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote RecommendationThe total cost of the company’s plans of 4.64 percent is within the allowable cap for this company of 19.20 percent.

05/28/04 - A	CSG Systems International, Inc. *CSGS*		126349109			03/30/04		2,438
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janice I. Obuchowski		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	CSK Auto Corp. *CAO*		125965103			04/24/04		1,553
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Maynard Jenkins		For
	1.2	Elect Director James G. Bazlen		For
	1.3	Elect Director Morton Godlas		For
	1.4	Elect Director Terilyn A. Henderson		For
	1.5	Elect Director Charles K. Marquis		For
	1.6	Elect Director Charles J. Philippin		For
	1.7	Elect Director William A. Shutzer		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.63 percent is within the allowable cap for this company of 15.72 percent. Additionally, this plan expressly forbids repricing.

04/22/04 - A	CT Communications, Inc. *CTCI*		126426402			02/27/04		710
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.79 percent is within the allowable cap for this company of 11.94 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/06/04 - A	CTI Molecular Imaging, Inc. *CTMI*		22943D105			03/02/04		1,123
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wolf-Ekkehard Blanz		Withhold

We recommend a vote FOR the directors with the exceptions of Michael E. Phelps and Wolf-Ekkehard Blanz. We recommend that shareholders WITHHOLD votes from Michael E. Phelps and Wolf-Ekkehard Blanz for failure to establish an independent nominating committee.

	1.2	Elect Director Hamilton Jordan		For
	1.3	Elect Director Michael E. Phelps		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.73 percent is within the allowable cap for this company of 19.45 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	CTS Corp. *CTS*		126501105			03/05/04		1,520
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Walter S. Catlow		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert A. Profusek. We recommend that shareholders WITHHOLD votes from Robert A. Profusek for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Lawrence J. Ciancia		For
	1.3	Elect Director Thomas G. Cody		For
	1.4	Elect Director Gerald H. Frieling, Jr.		For
	1.5	Elect Director Roger R. Hemminghaus		For
	1.6	Elect Director Michael A. Henning		For
	1.7	Elect Director Robert A. Profusek		Withhold
	1.8	Elect Director Donald K. Schwanz		For
	1.9	Elect Director Patricia K. Vincent		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.81 percent is within the allowable cap for this company of 19.64 percent. Additionally, this plan expressly forbids repricing.

Equity grants including stock options, and other forms of long-term incentive awards to top five named executive officers is 28.8 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/10/04 - A	Cubic Corp. *CUB*		229669106			12/29/03		492
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Walter J. Zable		For

We recommend a vote FOR the directors with the exceptions of independent outsider Dr. Richard C. Atkinson and insider Walter C. Zable. We recommend that shareholders WITHHOLD votes from Dr. Richard C. Atkinson and Walter C. Zable for poor attendance.

	1.2	Elect Director Walter C. Zable		Withhold
	1.3	Elect Director William W. Boyle		For
	1.4	Elect Director Dr. Richard C. Atkinson		Withhold
	1.5	Elect Director Raymond L. deKozan		For
	1.6	Elect Director Robert T. Monagan		For
	1.7	Elect Director Raymond E. Peet		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/10/04 - A	Cubist Pharmaceuticals, Inc. *CBST*		229678107			04/12/04		1,769
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael W. Bonney		For
	1.2	Elect Director Susan B. Bayh		For
	1.3	Elect Director Walter R. Maupay		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.10 percent is within the allowable cap for this company of 12.94 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Cumulus Media Inc. *CMLS*		231082108			03/12/04		2,004
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.27 percent is within the allowable cap for this company of 14.57 percent.

Equity grants of stock options to top four named executive officers is 60.40 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top four executives.

	3	Ratify Auditors		For	For		Mgmt

03/04/04 - A	Cuno Inc. *CUNO*		126583103			01/21/04		513
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	CuraGen Corp. *CRGN*		23126R101			03/31/04		1,891
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David R. Ebsworth, Ph.D.		For

We recommend a vote FOR the directors with the exception of independent outsider Patrick J. Zenner. We recommend that shareholders WITHHOLD votes from Patrick J. Zenner for sitting on more than six boards.

	1.2	Elect Director Jonathan M. Rothberg, Ph.D.		For
	1.3	Elect Director Patrick J. Zenner		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Curative Health Services, Inc. *CURE*		23126W100			04/21/04		438
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul S. Auerbach, M.D.		For

We recommend a vote FOR the directors with the exception of affiliated outsider Timothy I. Maudlin. We recommend that shareholders WITHHOLD votes from Timothy I. Maudlin for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Daniel E. Berce		For
	1.3	Elect Director Lawrence P. English		For
	1.4	Elect Director Joseph L. Feshbach		For
	1.5	Elect Director Timothy I. Maudlin		Withhold
	1.6	Elect Director Gerard Moufflet		For
	1.7	Elect Director John C. Prior		For
	1.8	Elect Director Peter M. DeComo		For
	1.9	Elect Director Paul F. McConnell		For
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Curtiss-Wright Corp. *CW*		231561101			03/03/04		752
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	CV Therapeutics Inc. *CVTX*		126667104			03/31/04		1,295
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas Gutshall		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas L. Gutshall. We recommend that shareholders WITHHOLD votes from Thomas L. Gutshall for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Kenneth Lee, Jr.		For
	1.3	Elect Director Costa Sevastopoulos, Ph.D.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.74 percent is within the allowable cap for this company of 12.30 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	CVB Financial Corp. *CVBF*		126600105			03/25/04		1,683
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George A. Borba		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders John A. Borba and George A. Borba. We recommend that shareholders WITHHOLD votes from John A. Borba for standing as an affiliated outsider on the Audit, Compensation and Nominating committees. We also recommend that shareholders WITHHOLD votes from George A. Borba for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director John A. Borba		Withhold
	1.3	Elect Director Ronald O. Kruse		For
	1.4	Elect Director John J. LoPorto		For
	1.5	Elect Director James C. Seley		For
	1.6	Elect Director San E. Vaccaro		For
	1.7	Elect Director D. Linn Wiley		For
	2	Ratify Auditors		For	For		Mgmt

01/29/04 - A	CyberGuard Corp. *CGFW*		231910100			12/03/03		329
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William D. Rubin		For
We recommend a vote FOR the directors with the exception of Patrick J. Clawson, from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.
	1.2	Elect Director Kenneth C. Jenne, II		For
	1.3	Elect Director Patrick J. Clawson		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation The total cost of the company’s plans of 30.01 percent is above the allowable cap for this company of 19.38 percent. Additionally, the plan expressly permits the repricing of underwater stock options.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Cymer, Inc. *CYMI*		232572107			03/31/04		1,682
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Charles J. Abbe		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Audit Committee members and independent outsiders Edward H. Braun for poor attendance, for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, Charles J. Abbe for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, and Michael R. Gaulke for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill. From Peter J. Simone for standing as an affiliated outsider on the Nominating Committee, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill. Lastly from insider Robert P. Akins, affiliated outsider William G. Oldham, independent outsiders Young K. Sohn, and Jon D. Tompkins for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Robert P. Akins		Withhold
	1.3	Elect Director Edward H. Braun		Withhold
	1.4	Elect Director Michael R. Gaulke		Withhold
	1.5	Elect Director William G. Oldham		Withhold
	1.6	Elect Director Peter J. Simone		Withhold
	1.7	Elect Director Young K. Sohn		Withhold
	1.8	Elect Director Jon D. Tompkins		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Cytyc Corporation *CYTC*		232946103			04/05/04		5,964
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.54 percent is within the allowable cap for this company of 19.48 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Ratify Auditors		For	For		Mgmt

04/29/04 - A	D&E Communications, Inc. *DECC*		232860106			03/12/04		462
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul W. Brubaker		For

We recommend a vote FOR the directors with the exception of Steven B. Silverman and Anne B. Sweigart . We recommend that shareholders WITHHOLD votes from Steven B. Silverman for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board and WITHHOLD votes from Anne B. Sweigart for failure to establish a majority independent board.

	1.2	Elect Director Robert A. Kinsley		For
	1.3	Elect Director Steven B. Silverman		Withhold
	1.4	Elect Director Anne B. Sweigart		Withhold
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	DADE BEHRING HLDGS INC *DADE*		23342J206			03/30/04		1,839
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director N. Leigh Anderson, Ph.D.		For
	1.2	Elect Director James G. Andress		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.72 percent is within the allowable cap for this company of 19.58 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Darling International, Inc. *DAR*		237266101			04/08/04		2,972
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Randall C. Stuewe		For

We recommend a vote FOR the directors with the exception of affiliated outsider Fredric J. Klink. We recommend that shareholders WITHHOLD votes from Fredric J. Klink for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director O. Thomas Albrecht		For
	1.3	Elect Director Kevin S. Flannery		For
	1.4	Elect Director Fredric J. Klink		Withhold
	1.5	Elect Director Charles Macaluso		For
	1.6	Elect Director Richard A. Peterson		For

06/03/04 - A	Datastream Systems, Inc. *DSTM*		238124101			04/19/04		675
	1	Elect Directors		For	For		Mgmt

06/08/04 - A	Dave & Buster’s, Inc. *DAB*		23833N104			04/12/04		518
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Deb Shops, Inc. *DEBS*		242728103			03/31/04		163
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Barry H. Feinberg		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Barry H. Frank, Jack A. Rounick, and insiders Warren Weiner and Marvin Rounick . We recommend that shareholders WITHHOLD votes from Barry H. Frank for standing as an affiliated outsider on the Audit, Compensation and Nominating committees, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Jack A. Rounick, Warren Weiner and Marvin Rounick for failure to establish a majority independent board.

	1.2	Elect Director Barry H. Frank		Withhold
	1.3	Elect Director Ivan Inerfeld		For
	1.4	Elect Director Ned J. Kaplin		For
	1.5	Elect Director Marvin Rounick		Withhold
	1.6	Elect Director Jack A. Rounick		Withhold
	1.7	Elect Director Warren Weiner		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Del Laboratories, Inc. *DLI*		245091103			04/05/04		200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles J. Hinkaty		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/05/04 - A	Delphi Financial Group, Inc. *DFG*		247131105			03/22/04		1,131
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald A. Sherman		For
	1.2	Elect Director Robert Rosenkranz		For
	1.3	Elect Director Van D. Greenfield		For
	1.4	Elect Director Robert M. Smith, Jr.		For
	1.5	Elect Director Harold F. Ilg		For
	1.6	Elect Director Lawrence E. Daurelle		For
	1.7	Elect Director James N. Meehan		For
	1.8	Elect Director Edward A. Fox		For
	1.9	Elect Director Philip R. O’Connor		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 21.95 percent is above the allowable cap for this company of 5.13 percent.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Divest from Tobacco Equities		Against	Against		ShrHoldr
Therefore, because of the restrictive format and potential financial impact of this proposal, we do not recommend shareholder support for this resolution.
	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

01/15/04 - A	Delta & Pine Land Company *DLP*		247357106			11/21/03		1,282
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditor		For	For		Mgmt

04/22/04 - A	Deltic Timber Corp. *DEL*		247850100			03/11/04		407
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/16/04 - A	Dendreon Corp. *DNDN*		24823Q107			04/20/04		653
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gerardo Canet		Withhold

We recommend a vote FOR Bogdan Dziurzynski but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members Douglas Watson and Gerardo Canet for paying excessive non-audit fees.

	1.2	Elect Director Bogdan Dziurzynski		For
	1.3	Elect Director Douglas Watson		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	Dendrite International, Inc. *DRTE*		248239105			03/22/04		1,352
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John E. Bailye		For
We recommend a vote FOR the directors with the exception of Patrick J. Zenner. We recommend that shareholders WITHHOLD votes from Patrick J. Zenner for sitting on more than six boards.
	1.2	Elect Director John A. Fazio		For
	1.3	Elect Director Bernard M. Goldsmith		For
	1.4	Elect Director Edward J. Kfoury		For
	1.5	Elect Director Paul A. Margolis		For
	1.6	Elect Director John H. Martinson		For
	1.7	Elect Director Terence H. Osborne		For
	1.8	Elect Director Patrick J. Zenner		Withhold

05/18/04 - A	Department 56, Inc. *DFS*		249509100			03/24/04		469
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.47 percent is within the allowable cap for this company of 19.73 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Diagnostic Products Corp. *DP*		252450101			03/12/04		916
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sidney A. Aroesty		For
	1.2	Elect Director Frederick Frank		For
	1.3	Elect Director Kenneth A. Merchant		For
	1.4	Elect Director Maxwell H. Salter		For
	1.5	Elect Director Dr. James D. Watson		For
	1.6	Elect Director Ira Ziering		For
	1.7	Elect Director Michael Ziering		For
	2	Approve Increase in Size of Board		For	For		Mgmt
The requested increase appears to be appropriate for a company of this size, and there is no evidence suggesting that the proposal is an attempt to entrench current management

06/02/04 - A	DICKS SPORTING GOODS INC *DKS*		253393102			04/12/04		1,260
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	Against		Mgmt

05/06/04 - A	Digimarc Corporation *DMRC*		253807101			03/08/04		434
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/24/04 - A	Digital Insight Corp. *DGIN*		25385P106			03/31/04		1,305
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/24/04 - A	Digital River, Inc. *DRIV*		25388B104			03/29/04		1,281
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joel A. Ronning		For

We recommend a vote FOR the directors with the exception of affiliated outsider Perry W. Steiner. We recommend that shareholders WITHHOLD votes from Perry W. Steiner for standing as an affiliated outsider on the Audit and Nominating committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Perry W. Steiner		Withhold
	1.3	Elect Director J. Paul Thorin		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation ISS evaluates proposed amendments that lengthen the term of the plan based on the appropriateness of the original plan. In this case cost is the determining factor. The total cost of the company’s plans of 21.51 percent is above the allowable cap for this company of 12.79 percent.

	3	Amend Stock Option Plan		For	Against		Mgmt

ISS evaluates proposed amendments that expand the types of awards availabe for grant and that lengthen the term of the plan based on the appropriateness of the original plan. In this case cost is the determining factor.  The total cost of the company’s plans of 21.51 percent is above the allowable cap for this company of 12.79 percent.

	4	Ratify Auditors		For	For		Mgmt

05/03/04 - S	DigitalThink, Inc.		25388M100			04/05/04		2,129
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/13/04 - A	DIGITAS INC *DTAS*		25388K104			03/18/04		660
	1	Elect Directors		For	For		Mgmt

05/15/04 - A	Dillard’s, Inc. *DDS*		254067101			03/31/04		3,273
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert C. Connor		For
	1.2	Elect Director Will D. Davis		For
	1.3	Elect Director John Paul Hammerschmidt		For
	1.4	Elect Director Peter R. Johnson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr

In light of the fact that the company has already adopted a code of conduct and that there do not appear to have been significant concerns regarding the company’s overseas sourcing activities, we do not believe that support for this proposal is warranted at this time.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Dime Community Bancshares, Inc. *DCOM*		253922108			03/31/04		1,381
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.14 percent is within the allowable cap for this company of 10.69 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Diodes Inc. *DIOD*		254543101			04/08/04		267
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C.H. Chen		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Michael R. Giordano, and insider C.H. Chen. We recommend that shareholders WITHHOLD votes from C.H. Chen for standing as an insider on the Nominating Committee, and from Michael R. Giordano for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Michael R. Giordano		Withhold
	1.3	Elect Director Keh-Shew Lu		For
	1.4	Elect Director M.K. Lu		For
	1.5	Elect Director Shing Mao		For
	1.6	Elect Director Raymond Soong		For
	1.7	Elect Director John M. Stich		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Discovery Laboratories, Inc. *DSCO*		254668106			03/16/04		1,653
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert J. Capetola, Ph.D		For

We recommend a vote FOR the directors with the exception of independent outsider Max E. Link, Ph.D. We recommend that shareholders WITHHOLD votes from Max E. Link, Ph.D. for sitting on more than six boards.

	1.2	Elect Director Antonio Esteve, Ph.D.		For
	1.3	Elect Director Max E. Link, Ph.D.		Withhold
	1.4	Elect Director Herbert H. McDade, Jr.		For
	1.5	Elect Director Marvin E Rosenthale, Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.43 percent is within the allowable cap for this company of 18.83 percent.
	4	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 54,000,000 shares. We recommend a vote FOR Item 4.

05/14/04 - A	Diversa Corporation *DVSA*		255064107			03/22/04		775
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Dj Orthopedics, Inc. *DJO*		23325G104			04/23/04		359
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jack R. Blair		For

We recommend a vote FOR independent outsider Jack R. Blair but WITHHOLD votes from affiliated outsider Mitchell J. Blutt, M.D. We recommend that shareholders WITHHOLD votes from Mitchell J. Blutt, M.D. for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Mitchell J. Blutt, M.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Dobson Communicaiton Corporation *DCEL*		256069105			04/16/04		1,149
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.13 percent is within the allowable cap for this company of 14.39 percent.
	3	Ratify Auditors		For	For		Mgmt

12/18/03 - S	Documentum, Inc.		256159104			11/17/03		1,538
	1	Approve Merger Agreement		For	For		Mgmt

05/21/04 - A	Dollar Thrifty Automotive Group, Inc. *DTG*		256743105			03/31/04		1,043
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	Dominion Homes, Inc. *DHOM*		257386102			03/17/04		136
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David Blom		For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald A. Borror		For
	1.3	Elect Director David S. Borror		For
	1.4	Elect Director R. Andrew Johnson		For
	1.5	Elect Director Carl A. Nelson, Jr.		For
	1.6	Elect Director Gerald E. Mayo		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
The amendments to the Plan materially improve the terms for shareholders. Employees will continue to be incentivized with a potentially reduced burden being placed on shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	Dot Hill Systems Corporation *HILL*		25848T109			03/24/04		1,617
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/24/04 - A	Dov Pharmaceutical, Inc. *DOVP*		259858108			04/23/04		447
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dr. Bernard Beer		For
We recommend a vote FOR the directors.
	1.2	Elect Director Dr. Zola Horovitz		For
	1.3	Elect Director Ms. Theresa Bischoff		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.52 percent is within the allowable cap for this company of 19.64 percent.
	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Dover Downs Gaming & Entertainment, Inc *DDE*		260095104			03/26/04		337
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Rollins, Jr.		For
-We recommend that shareholders vote FOR John W. Rollins, Jr., but WITHHOLD votes from affiliated outsider Melvin L. Joseph for failure to establish a majority independent board.
	1.2	Elect Director Melvin L. Joseph		Withhold
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.87 percent is within the allowable cap for this company of 19.45 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	DOVER MOTORSPORTS INC *DVD*		260174107			03/26/04		531
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Rollins, Jr.		For
	1.2	Elect Director Eugene W. Weaver		For
	1.3	Elect Director Melvin L. Joseph		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.35 percent is within the allowable cap for this company of 18.74 percent.

05/20/04 - A	Drew Industries, Inc. *DW*		26168L205			04/02/04		307
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Dril-Quip, Inc. *DRQ*		262037104			03/22/04		340
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alexander P. Shukis		For
We recommend that shareholders WITHHOLD votes from Compensation Committee member and independent outsider Gary L. Stone for not aligning the interests of shareholders with CEO compensation.
	1.2	Elect Director Gary L. Stone		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 10.44 percent is within the allowable cap for this company of 11.90 percent, the plan permits cancellation and regrant of stock awards, which we believe reduces the incentive value of the plan. Furthermore, ISS noted that the top four named officers received approximately 72 percent of the total stock options granted in 2003.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/22/04 - S	DRS Technologies, Inc. *DRS*		23330X100			12/18/03		859
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 37,500,000 shares.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.96 percent is within the allowable cap for this company of 20.02 percent.
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/10/04 - A	Drugstore.com, Inc. *DSCM*		262241102			04/15/04		1,684
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter M. Neupert		For
We recommend a vote FOR the directors with the exception of independent outsider William D. Savoy. We recommend that shareholders WITHHOLD votes from William D. Savoy for poor attendance.
	1.2	Elect Director Kal Raman		For
	1.3	Elect Director L. John Doerr		For
	1.4	Elect Director Melinda French Gates		For
	1.5	Elect Director Dan Levitan		For
	1.6	Elect Director G. Charles ‘Cayce’ Roy, 3rd		For
	1.7	Elect Director William D. Savoy		Withhold
	1.8	Elect Director Gregory S. Stanger		For
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	DSP Group, Inc. *DSPG*		23332B106			03/10/04		1,250
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Ducommun Inc. *DCO*		264147109			03/15/04		255
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H. Frederick Christie		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.76 percent is above the allowable cap for this company of 5.18 percent.  Equity grants of stock options to top five named executive officers is 43.54 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Dura Automotive Systems, Inc. *DRRA*		265903104			03/25/04		645
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles M. Brennan III		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders J. Richard Jones, S.A. Johnson, James O. Futterknecht, Jr., and Scott D. Rued, and insider Lawrence A. Denton. We recommend that shareholders WITHHOLD votes from J. Richard Jones for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board, and from S.A. Johnson for poor attendance and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from James O. Futterknecht, Jr. for standing as an affiliated outsider on the Audit and Nominating committees, and for failure to establish a majority independent board, and from Scott D. Rued and Lawrence A. Denton for failure to establish a majority independent board.

	1.2	Elect Director Lawrence A. Denton		Withhold
	1.3	Elect Director Jack K. Edwards		For
	1.4	Elect Director James O. Futterknecht, Jr.		Withhold
	1.5	Elect Director Yousif B. Ghafari		For
	1.6	Elect Director S.A. Johnson		Withhold
	1.7	Elect Director J. Richard Jones		Withhold
	1.8	Elect Director Scott D. Rued		Withhold
	1.9	Elect Director Ralph R. Whitney, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Performance shares/units are contingent grants of shares or cash payable at the end of a performance cycle, depending on how well performance objectives are achieved. The performance cycle is typically three to five years. Although the company has not disclosed the performance criteria or goals associated with the performance awards, we generally support performance-based awards as the potential benefits of such awards are tied to financial indicators other than stock price. In addition, given that the addition of performance shares would not increase the cost of the plan, we recommend a vote FOR.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Duratek, Inc. *DRTK*		26658Q102			03/15/04		300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel A. D’Aniello		For

We recommend a vote FOR the directors with the exception of affiliated outsider Dr. Francis J. Harvey. We recommend that shareholders WITHHOLD votes from Dr. Francis J. Harvey for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Admiral J. D. Watkins		For
	1.3	Elect Director George V. Mcgowan		For
	1.4	Elect Director Dr. Francis J. Harvey		Withhold
	1.5	Elect Director Michael J. Bayer		For
	1.6	Elect Director Alan J. Fohrer		For
	1.7	Elect Director Robert E. Prince		For
	2	Amend Articles/Bylaws/Charter-Non-Routine		For	For		Mgmt

We believe that the elimination of the convertible preferred shareholders’ ability to elect a majority of the directors on the board is in common shareholders’ best interests as it would increase their rights with respect to director elections.

	3	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Durect Corporation *DRRX*		266605104			04/06/04		1,366
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Felix Theeuwes		For

We recommend that shareholders vote for Felix Theeuwes, but WITHHOLD votes from independent outsider Albert L. Zesiger. We recommend that shareholders WITHHOLD votes from Albert L. Zesiger for poor attendance.

	1.2	Elect Director Albert L. Zesiger		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	E-Loan Inc. *EELN*		26861P107			04/15/04		2,378
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/02/04 - A	E.piphany, Inc. *EPNY*		26881V100			04/05/04		2,960
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/08/04 - S	Eagle Materials Inc. *EXP*		15231R109			11/28/03		239
	1	Approve Reclassification		For	For		Mgmt
	2	Classify the Board of Directors		For	Against		Mgmt

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In this case, while we understand the need to preserve the tax-free status of the spin off, we believe the proposed governance provisions viewed in aggregate offer excessive anti-takeover protection which goes beyond the two year timeframe required by the tax rules. Furthermore, given the supermajority voting proposal, restoring the annual election of directors will be more difficult, since it would require two-thirds approval rather than a simple majority vote. We recommend AGAINST this proposal. However, note that due to Centex’s majority ownership, the approval of this provision is virtually assured.

	3	Eliminate Right to Act by Written Consent		For	Against		Mgmt

Without the right to act by written consent, shareholders may be forced to wait for the next scheduled meeting before removing directors or initiating a shareholder resolution. In this case, while we understand the need to preserve the tax-free status of the spin off, we believe the governance provisions viewed in aggregate offer excessive anti-takeover protection which goes beyond the two year timeframe required by the tax rules. Furthermore, given the supermajority voting proposal, restoring the right to act by written consent become even more difficult, since it would require two-thirds approval rather than a simple majority vote. We believe this provision unnecessarily reduces shareholders’ rights. We recommend AGAINST this proposal. However, note that due to Centex’s majority ownership, the approval of this provision is virtually assured.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Eliminate Right to Call Special Meeting		For	Against		Mgmt

Under this amendment, shareholders would have greater difficulty removing directors or initiating shareholder resolutions without waiting for the next scheduled meeting. Shareholders could also find it more difficult to respond to a beneficial offer if the bidder cannot call a special meeting. In this case, while we understand the need to preserve the tax-free status of the spin off, we believe the governance provisions, viewed in aggregate, offer excessive anti-takeover protection which goes beyond the two year timeframe required by the tax rules. Furthermore, given the supermajority voting proposal, restoring shareholders’ right to call special meetings will be more difficult, since it would require two-thirds approval rather than a simple majority vote. We recommend AGAINST this proposal. However, note that due to Centex’s majority ownership, the approval of this provision is virtually assured.

	5	Adopt Supermajority Vote Requirement for Amendments		For	Against		Mgmt

Requiring approval by more than a simple majority of voting shares may entrench management by preventing actions that may benefit shareholders. In this case, while we understand the need to preserve the tax-free status of the spin off, we believe the governance provisions viewed in aggregate offer excessive anti-takeover protection which goes beyond the two year timeframe required by the tax rules. Furthermore, due to the supermajority voting requirement, all the other proposed anti-takeover protections may be difficult to unwind, since they would require two-thirds approval rather than majority vote. We recommend AGAINST this proposal. However, note that due to Centex’s majority ownership, the approval of this provision is virtually assured.

	6	Increase Authorized Preferred and Common Stock		For	Against		Mgmt

Therefore, while the increase in authorized common stock is below the allowable threshold, we oppose authorizing more preferred shares when none are currently outstanding. We recommend that shareholder vote AGAINST the increase in authorized common and preferred stock.

	7	Change Company Name		For	For		Mgmt

	8	Adopt Shareholder Rights Plan (Poison Pill)		For	Against		Mgmt

We recognize the effectiveness of a poison pill as an anti-takeover mechanism in these particular circumstances to ensure maintenance of the tax free status of the spin off for two years following the transaction. However, since the anti-takeover protection is needed only for two years (for tax purposes), the poison pill should have included a sunset provision after the two year period ends and a chewable feature allowing shareholders to redeem the pill. The TIDE provision does not guarantee that the pill would be redeemed after two years. Given that the company’s rights plan does not embody all the above features that ISS recommends, we believe shareholders should not approve the rights plan. However, note that due to Centex’s majority ownership, the approval of this provision is virtually assured.

	9	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 5.63 percent is within the allowable cap for this company of 10.71 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	EarthLink, Inc. *ELNK*		270321102			03/31/04		6,270
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	East West Bancorp, Inc. *EWBC*		27579R104			03/26/04		1,067
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Eastern Virginia Bankshares, Inc. *EVBS*		277196101			03/11/04		302
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	EastGroup Properties, Inc. *EGP*		277276101			04/14/04		838
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director D. Pike Aloian		For
	1.2	Elect Director Alexander G. Anagnos		For
	1.3	Elect Director H. C. Bailey, Jr.		For
	1.4	Elect Director Hayden C. Eaves, III		For
	1.5	Elect Director Fredric H. Gould		For
	1.6	Elect Director David H. Hoster II		For
	1.7	Elect Director David M. Osnos		For
	1.8	Elect Director Leland R. Speed		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.01 percent is equal to the allowable cap for this company of 7.01 percent. Additionally, this plan expressly forbids repricing.
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Echelon Corporation *ELON*		27874N105			03/31/04		1,318
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 47.44 percent is above the allowable cap for this company of 19.56 percent. Additionally, the plan allows repricing of stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

06/01/04 - A	Eclipsys Corp. *ECLP*		278856109			04/20/04		1,582
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	EDO Corp. *EDO*		281347104			03/05/04		656
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George M. Ball		For
	1.2	Elect Director Leslie F. Kenne		For
	1.3	Elect Director James Roth		For
	1.4	Elect Director James M. Smith		For
	1.5	Elect Director Robert S. Tyrer		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.10 percent is within the allowable cap for this company of 20.04 percent.

05/20/04 - A	Efunds Corporation *EFD*		28224R101			03/31/04		2,487
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	EGL, Inc. *EAGL*		268484102			04/02/04		1,417
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	El Paso Electric Co. *EE*		283677854			03/08/04		2,152
	1	Elect Directors		For	For		Mgmt

06/28/04 - A	Electronics Boutique Holdings Corp. *ELBO*		286045109			05/14/04		620
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James J. Kim		For
We recommend a vote FOR the directors.
	1.2	Elect Director Alfred J. Stein		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Electronics For Imaging, Inc. *EFII*		286082102			04/12/04		2,055
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gill Cogan		For
	1.2	Elect Director Jean-Louis Gassee		For
	1.3	Elect Director Guy Gecht		For
	1.4	Elect Director James S. Greene		For
	1.5	Elect Director Dan Maydan		For
	1.6	Elect Director Fred Rosenzweig		For
	1.7	Elect Director Thomas I. Unterberg		For
	1.8	Elect Director David Peterschmidt		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.06 percent is within the allowable cap for this company of 19.47 percent. Additionally, this plan expressly forbids repricing.

06/22/04 - A	Elizabeth Arden Inc *RDEN*		28660G106			04/26/04		645
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 16.76 percent is above the allowable cap for this company of 10.83 percent.

	3	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 12.05 percent is above the allowable cap for this company of 10.83 percent.
	4	Ratify Auditors		For	For		Mgmt

06/15/04 - A	Embarcadero Technologies, Inc. *EMBT*		290787100			04/27/04		611
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 17.48 percent is within the allowable cap for this company of 19.75 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	EMC Insurance Group, Inc. *EMCI*		268664109			04/02/04		107
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Margaret A. Ball		Withhold

According to the company’s proxy, the company is a controlled company of Employers Mutual and all compensation and benefit matters are mandated by this relationship. The company has no compensation committee and it does not have a majority independent board. ISS’s policy does not have a controlled company exemption. Therefore, we recommend a vote FOR the directors with the exceptions of insider Bruce G. Kelley and affiliated outsiders Joanne L. Stockdale, Fredrick A. Schiek, George W. Kochheiser, and Margaret A. Ball. We recommend that shareholders WITHHOLD votes from Bruce G. Kelley, Joanne L. Stockdale, Fredrick A. Schiek, George W. Kochheiser, and Margaret A. Ball for failure to establish an independent compensation committee and a majority independent board.

	1.2	Elect Director George C. Carpenter III		For
	1.3	Elect Director David J. Fisher		For
	1.4	Elect Director Bruce G. Kelley		Withhold
	1.5	Elect Director George W. Kochheiser		Withhold
	1.6	Elect Director Raymond A. Michel		For
	1.7	Elect Director Fredrick A. Schiek		Withhold
	1.8	Elect Director Joanne L. Stockdale		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Articles		For	For		Mgmt
We recommend a vote FOR the restated articles as, on balance, they have a positive effect on the company’s corporate governance structure.

06/10/04 - A	Emcor Group, Inc. *EME*		29084Q100			04/15/04		610
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/30/04 - A	Emmis Communications Corp. *EMMS*		291525103			04/23/04		2,068
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Jeffrey H. Smulyan		Withhold

We recommend shareholders WITHHOLD votes from all of the nominees. We recommend shareholders withhold votes from insiders Jeffrey H. Smulyan and Walter Z. Berger and from affiliated outsider Greg A. Nathanson for failure to establish a majority independent board of directors.

	1.2	Elect Director Walter Z. Berger		Withhold
	1.3	Elect Director Greg A. Nathanson		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.44 percent is within the allowable cap for this company of 11.70 percent. Additionally, this plan expressly forbids repricing.

04/22/04 - A	Empire District Electric Co. (The) *EDE*		291641108			03/01/04		1,034
	1	Elect Directors		For	For		Mgmt

05/10/04 - A	EMS Technologies, Inc. *ELMG*		26873N108			03/15/04		411
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Hermann Buerger		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Hermann Buerger, Robert P. Crozer, John P. Frazee, Jr., John R. Kreick, John B. Mowell, Norman E. Thagard, John L. Woodward, Jr. and insider Alfred G. Hansen for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Robert P. Crozer		Withhold
	1.3	Elect Director John P. Frazee, Jr.		Withhold
	1.4	Elect Director Alfred G. Hansen		Withhold
	1.5	Elect Director John R. Kreick		Withhold
	1.6	Elect Director John B. Mowell		Withhold
	1.7	Elect Director Norman E. Thagard		Withhold
	1.8	Elect Director John L. Woodward, Jr.		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.01 percent is within the allowable cap for this company of 14.37 percent. Additionally, this plan expressly forbids repricing.
Note that equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers is 27.14 percent of the total shares awarded in the current year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Encore Acquisition Company *EAC*		29255W100			03/19/04		408
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director I. Jon Brumley		For
	1.2	Elect Director Jon S. Brumley		For
	1.3	Elect Director Martin Bowen		For
	1.4	Elect Director Ted Collins, Jr.		For
	1.5	Elect Director Ted A. Gardner		For
	1.6	Elect Director John V. Genova		For
	1.7	Elect Director Howard H. Newman		For
	1.8	Elect Director James A. Winne III		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.62 percent is within the allowable cap for this company of 19.61 percent. Additionally, this plan expressly forbids repricing.

05/04/04 - A	Encore Wire Corp. *WIRE*		292562105			03/05/04		472
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Vincent A. Rego		For

We recommend a vote FOR the directors with the exception of affiliated outsider Scott D. Weaver. We recommend that shareholders WITHHOLD votes from Scott D. Weaver for standing as an affiliated outsider on the Audit Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Donald E. Courtney		For
	1.3	Elect Director Daniel L. Jones		For
	1.4	Elect Director Thomas L. Cunningham		For
	1.5	Elect Director William R. Thomas		For
	1.6	Elect Director John H. Wilson		For
	1.7	Elect Director Joseph M. Brito		For
	1.8	Elect Director Scott D. Weaver		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Encysive Pharmaceuticals, Inc. *ENCY*		29256X107			03/29/04		2,252
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John M. Pietruski		For
We recommend a vote FOR the directors with the exception of James T. Willerson, M.D.. We recommend that shareholders WITHHOLD votes from James T. Willerson, M.D. for poor attendance.
	1.2	Elect Director Ron J. Anderson		For
	1.3	Elect Director Frank C. Carlucci		For
	1.4	Elect Director Robert J. Cruikshank		For
	1.5	Elect Director Richard A. F. Dixon		For
	1.6	Elect Director Bruce D. Given		For
	1.7	Elect Director Suzanne Oparil		For
	1.8	Elect Director William R. Ringo, Jr.		For
	1.9	Elect Director James A. Thomson		For
	1.10	Elect Director James T. Willerson		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.89 percent is within the allowable cap for this company of 14.08 percent. Equity grants including stock options to top five named executive officers were 33.06 percent of the total shares awarded in the current year.

04/28/04 - A	Energen Corp. *EGN*		29265N108			03/05/04		1,544
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/18/04 - A	Energy Conversion Devices, Inc. *ENER*		292659109			02/02/04		702
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

05/13/04 - A	Energy Partners, Ltd *EPL*		29270U105			03/17/04		958
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard A. Bachmann		For

We recommend a vote FOR the directors with the exception of affiliated outsider William O. Hiltz. We recommend that shareholders WITHHOLD votes from William O. Hiltz for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director John C Bumgarner		For
	1.3	Elect Director Jerry D. Carlisle		For
	1.4	Elect Director Harold D. Carter		For
	1.5	Elect Director Enoch L. Dawkins		For
	1.6	Elect Director Robert D. Gershen		For
	1.7	Elect Director William O. Hiltz		Withhold
	1.8	Elect Director John G. Phillips		For
	1.9	Elect Director Dr. Eamon M. Kelly		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

01/30/04 - A	EnergySouth, Inc. *ENSI*		292970100			12/10/03		113
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John S. Davis		Withhold

We recommend a vote FOR the directors with the exception of John S. Davis. We recommend that shareholders WITHHOLD votes from John S. Davis for failure to establish an independent nominating committee.

	1.2	Elect Director Walter L. Hovell		For
	1.3	Elect Director G. Montgomery Mitchell		For
	1.4	Elect Director Robert H. Rouse		For
	2	Establish Mandatory Retirement Policy for Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	Engineered Support Systems, Inc. *EASI*		292866100			01/16/04		620
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William H.T. Bush		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider Earl W. Wims, Ph.D. and independent outsider General Crosbie E. Saint. We recommend that shareholders WITHHOLD votes from General Crosbie E. Saint for poor attendance and Earl W. Wims, Ph.D. for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Gerald E. Daniels		For
	1.3	Elect Director Ronald W. Davis		For
	1.4	Elect Director S. Lee Kling		For
	1.5	Elect Director General Crosbie E. Saint		For
	1.6	Elect Director Earl W. Wims, Ph.D.		Withhold
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.31 percent is within the allowable cap for this company of 12.75 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 11.31 percent is within the allowable cap for this company of 12.75 percent. Additionally, this plan expressly forbids repricing.

06/17/04 - A	Ennis Inc. *EBF*		293389102			04/15/04		761
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Harold W. Hartley		For
	1.2	Elect Director Kenneth G. Pritchett		For
	1.3	Elect Director James C. Taylor		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.87 percent is within the allowable cap for this company of 16.67 percent.
	3	Change Company Name		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	ENPRO INDS INC *NPO*		29355X107			03/15/04		952
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William R. Holland		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ernest F. Schaub		For
	1.3	Elect Director J.P. Bolduc		For
	1.4	Elect Director Peter C. Browning		For
	1.5	Elect Director Joe T. Ford		For
	1.6	Elect Director James H. Hance, Jr.		For
	1.7	Elect Director Gordon D. Harnett		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/20/04 - A	Entegris, Inc *ENTG*		29362U104			11/24/03		1,837
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS supports any reduction of a company’s voting requirements.
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director Gary F. Klingl		For
We recommend a vote FOR the directors.
	3.2	Elect Director Roger D. McDaniel		For
	4	Ratify Auditors		For	For		Mgmt
	5	Amend Omnibus Stock Plan		For	Against		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 16.82 percent is above the allowable cap for this company of 12.42 percent.
	6	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 16.82 percent. The aggregate value of all the proposals exceeds the company’s allowable shareholder value transfer cap of 12.42 percent. However, ISS supports those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 11.35 percent is below the allowable cap for this company of 12.42 percent.

06/09/04 - A	Enterasys Networks Inc *ETS*		293637104			04/26/04		10,807
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William K. O’Brien		For
	1.2	Elect Director Michael Gallagher		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.83 percent is within the allowable cap for this company of 19.72 percent. Additionally, this plan expressly forbids repricing.
	3	Declassify the Board of Directors		For	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Entertainment Properties Trust *EPR*		29380T105			03/05/04		933
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote RecommendationThe total cost of the company’s plan is 8.14 percent, which is within the allowable cap for this company of 13.10 percent. Note that options granted to the named executives represent 91.31 percent of the total options granted in 2003.

	3	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Entrust Inc. *ENTU*		293848107			03/12/04		2,117
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/14/04 - A	Enzo Biochem, Inc. *ENZ*		294100102			11/24/03		831
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Epicor Software Corporation *EPIC*		29426L108			03/15/04		1,730
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director L. George Klaus		For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald R. Dixon		For
	1.3	Elect Director Thomas F. Kelly		For
	1.4	Elect Director Harold D. Copperman		For
	1.5	Elect Director Robert H. Smith		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	EPIQ Systems, Inc. *EPIQ*		26882D109			04/07/04		522
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Tom W. Olofson		For
	1.2	Elect Director Christopher E. Olofson		For
	1.3	Elect Director W. Bryan Satterlee		For
	1.4	Elect Director Edward M. Connolly, Jr.		For
	1.5	Elect Director James A. Byrnes		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 20.16 percent is above the allowable cap for this company of 19.67 percent.

	3	Amend Director & Officer Indemnification/Liability Provisions		For	For		Mgmt
We believe that, in the long run, this flexibility is in shareholders’ best interests.

05/26/04 - A	Epix Medical, Inc. *EPIX*		26881Q101			03/31/04		748
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.62 percent is within the allowable cap for this company of 14.43 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted over 25 percent of its total grants to its top five named executive officers.

	3	Change Company Name		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Equity Inns, Inc. *ENN*		294703103			03/15/04		1,890
	1	Elect Directors		For	For		Mgmt

05/21/04 - A	Equity One, Inc. *EQY*		294752100			04/21/04		1,312
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Noam Ben-Ozer		For
	1.2	Elect Director Robert L. Cooney		For
	1.3	Elect Director Patrick L. Flinn		For
	1.4	Elect Director Nathan Hetz		For
	1.5	Elect Director Chaim Katzman		For
	1.6	Elect Director Peter Linneman		For
	1.7	Elect Director Shaiy Pilpel		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.8	Elect Director Dori Segal		For
	1.9	Elect Director Doron Valero		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.85 percent is within the allowable cap for this company of 6.41 percent.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

04/20/04 - A	eResearch Technology, Inc. *ERES*		29481V108			03/11/04		1,204
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sheldon M. Bonovitz		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Sheldon M. Bonovitz. We recommend that shareholders WITHHOLD votes from Sheldon M. Bonovitz for failure to establish a majority independent board.

	1.2	Elect Director Gerald A. Faich		For
	1.3	Elect Director Elam M. Hitchner		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/21/04 - A	ESB Financial Corp. *ESBF*		26884F102			03/05/04		332
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/05/04 - A	ESCO Technologies Inc. *ESE*		296315104			12/03/03		412
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director V. L. Richey, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director J. M. Stolze		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 10.90 percent is within the allowable cap for this company of 12.43 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

Stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. ISS approves of this plan as both the voting power dilution and the company matching program are reasonable.

	4	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Essex Property Trust, Inc. *ESS*		297178105			02/27/04		801
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Keith R. Guericke		For
We recommend a vote FOR the directors.
	1.2	Elect Director Issie N. Rabinovitch		For
	1.3	Elect Director Thomas E. Randlett		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.56 percent is within the allowable cap for this company of 6.06 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

03/03/04 - A	Esterline Technologies Corp. *ESL*		297425100			01/05/04		870
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard R. Albrecht		For
	1.2	Elect Director John F. Clearman		For
	1.3	Elect Director Jerry D. Leitman		For
	1.4	Elect Director James L. Pierce		For
	1.5	Elect Director Lewis E. Burns		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plans of 9.73 percent is within the allowable cap for this company of 19.68 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/24/04 - A	Euronet Worldwide Inc. *EEFT*		298736109			04/09/04		743
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Brown		For
	1.2	Elect Director M. Jeannine Strandjord		For
	1.3	Elect Director Andrew B. Schmitt		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 16.03 percent, which is within the allowable cap for this company of 19.89 percent.

05/07/04 - A	Evergreen Resources, Inc. *EVG*		299900308			03/12/04		1,993
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Dennis R. Carlton		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsider Arthur L. Smith, and insiders Mark S. Sexton and Dennis R. Carlton for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Mark S. Sexton		Withhold
	1.3	Elect Director Arthur L. Smith		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/09/04 - A	EXACT Sciences Corp. *EXAS*		30063P105			04/15/04		904
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Don M. Hardison		For

We recommend a vote FOR Don M. Hardison, but WITHHOLD votes from affiliated outsider Connie Mack, III. We recommend that shareholders WITHHOLD votes from Connie Mack, III for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Connie Mack, III		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	Exactech, Inc. *EXAC*		30064E109			04/06/04		230
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Excel Technology, Inc. *XLTC*		30067T103			03/08/04		460
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Donald Hill		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsider Donald E. Weeden, affiliated outsider Howard S. Breslow, and insider J. Donald Hill. We recommend that shareholders WITHHOLD votes from Donald E. Weeden for poor attendance, and from Howard S. Breslow and J. Donald Hill for failure to establish an independent nominating committee.

	1.2	Elect Director Steven Georgiev		For
	1.3	Elect Director Howard S. Breslow		Withhold
	1.4	Elect Director Donald E. Weeden		Withhold
	1.5	Elect Director Ira J. Lamel		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.69 percent is within the allowable cap for this company of 19.70 percent.
	3	Ratify Auditors		For	For		Mgmt

06/09/04 - A	Exchange National Bancshares, Inc. *EXJF*		301309100			04/02/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kevin L. Riley		For

We recommend a vote FOR Kevin L. Riley but WITHHOLD votes from insider David T. Turner. We recommend that shareholders WITHHOLD votes from David T. Turner for failure to establish a majority independent board.

	1.2	Elect Director David T. Turner		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/08/04 - A	Exelixis, Inc *EXEL*		30161Q104			02/10/04		1,998
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jason Fisherman, M.D.		For
	1.2	Elect Director Jean-Francois Formela, M.D.		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Vincent Marchesi M.D., Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	Against		Mgmt
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.05 percent is within the allowable cap for this company of 12.66 percent.

05/05/04 - A	ExpressJet Holding, Inc. *XJT*		30218U108			03/17/04		1,370
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kim A. Fadel		For

We recommend a vote FOR the directors. While the company adopted a dead-hand, slow-hand, or similar feature in its poison pill, L.E. Simmons and Kim A. Fadel are new nominees and were not on the board at the time the provision was adopted.

	1.2	Elect Director L.E. Simmons		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		None	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/07/04 - S	Extended Stay America, Inc.		30224P101			04/08/04		3,792
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: In situations where there is only one acquirer being considered, it is important to review the valuation metrics carefully. The offer price falls within a reasonable range of several valuation metrics, and is notably at the upper end of the DCF valuation range. While comparable company and comparable precedent analysis give good estimates of a company’s value, we recognize that the DCF analysis should be more accurate and representative of the specific circumstances of the transaction. Therefore, given that the offer price is at the upper end of the DCF range, and compares favorably to the other metrics, we believe that the offer price represents fair value to shareholders. We believe that this merger proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Exult, Inc. *EXLT*		302284104			03/15/04		1,300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark F. Dzialga		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas J. Neff		For
	1.3	Elect Director Mary Alice Taylor		For
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	F5 Networks, Inc. *FFIV*		315616102			02/20/04		1,188
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John McAdam		For
We recommend a vote FOR the directors.
	1.2	Elect Director Alan J. Higginson		For
	2	Elect Director Rich Malone		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 18.02 percent is above the allowable cap for this company of 12.50 percent.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/14/04 - A	Falconstor Software, Inc. *FALC*		306137100			03/26/04		1,374
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.03 percent is within the allowable cap for this company of 19.71 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 16.58 percent is within the allowable cap for this company of 19.71 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Fargo Electronics, Inc. *FRGO*		30744P102			03/12/04		407
	1	Elect Directors		For	For		Mgmt

02/23/04 - A	Farmer Bros. Co. *FARM*		307675108			01/12/04		19
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roy F. Farmer		For
We recommend a vote FOR the directors.
	1.2	Elect Director Guenter W. Berger		For
	1.3	Elect Director John H. Merrell		For
	1.4	Elect Director Lewis A. Coffman		For
	1.5	Elect Director Thomas A. Maloof		For
	1.6	Elect Director Roy E. Farmer		For
	1.7	Elect Director John Samore, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Change State of Incorporation from California to Delaware		For	Against		Mgmt
On balance, we believe that the reincorporation would be adverse in terms of its impact on shareholders’ rights. As such, the reincorporation does not warrant shareholder support.
	4	Eliminate Right to Act by Written Consent		For	Against		Mgmt
Without the right to act by written consent, shareholders may be forced to wait for the next scheduled meeting before removing directors or initiating a shareholder resolution.
	5	Classify the Board of Directors		For	Against		Mgmt

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	Eliminate Right to Call Special Meeting		For	Against		Mgmt

Under this amendment, shareholders would have greater difficulty removing directors or initiating shareholder resolutions without waiting for the next scheduled meeting. Shareholders could also find it more difficult to respond to a beneficial offer if the bidder cannot call a special meeting.

	7	Eliminate Cumulative Voting		For	Against		Mgmt

Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a company’s charter or bylaws. Thus, a vote against this item would not restore cumulative voting rights in the post-reincorporation Delaware certificate. Although shareholders would still not have cumulative voting rights in the event of non-approval, we do not believe the company’s certificate should be amended to expressly prohibit cumulative voting.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Increase Authorized Common Stock and Authorize New Class of Preferred Stock		For	Against		Mgmt

The requested increase of 22,000,000 common shares is above the allowable threshold of 3,900,000 shares.  Authorized preferred stock could improve the company’s ability to finance growth or to acquire other companies. However, companies can use blank check preferred stock as a takeover defense by placing blocks of shares with parties friendly to management. Blank check preferred stock can also substantially dilute common shareholders’ voting power and equity interest. Additionally, holders of preferred shares receive dividends and distributions in liquidation before holders of common stock. In this case, management has not specifically stated that the shares may not be used for antitakeover purposes. When a company fails to provide a specific financing purpose for the shares, the possibility that they will be used for management entrenchment purposes outweighs any potential benefits that they would bring.

	9	Restore Cumulative Voting		Against	Against		ShrHoldr
The company complies with all of the aforementioned criteria. Therefore, the company’s current California certificate maintains adequate safeguards to offset the need for cumulative voting.

05/11/04 - A	Farmers Capital Bank Corp. *FFKT*		309562106			04/01/04		300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lloyd C. Hillard, Jr.		Withhold

We recommend a vote FOR the directors with the exception of insider Lloyd C. Hillard, Jr., from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.

	1.2	Elect Director Harold G. Mays		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Robert Roach, Jr.		For
	1.4	Elect Director Cecil D. Bell, Jr.		For
	2	Approve Employee Stock Purchase Plan		For	Against		Mgmt

Despite the fact that the plan complies with Section 423 of the Internal Revenue Code and includes a reasonable offering period, ISS does not support this proposal. Because the plan does not specify an expiration date, we cannot determine the total number of shares to be reserved under the evergreen provision, and as such cannot determine if the reserved shares would cause excessive voting power dilution.

05/14/04 - A	FBL Financial Group, Inc. *FFG*		30239F106			03/12/04		544
	1	Amend Articles		For	For		Mgmt

We applaud the company for voluntarily seeking to establish a majority independent board, eventhough it is not required to do so under NYSE rules. Although the board is currently majority independent, the proposed amendment would ensure the maintenance of a majority independent board.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Jerry L. Chicoine		For
We recommend a vote FOR the directors.
	2.2	Elect Director John W. Creer		For
	2.3	Elect Director Tim H. Gill		For
	2.4	Elect Director Robert H. Hanson		For
	2.5	Elect Director Paul E. Larson		For
	2.6	Elect Director Edward W. Mehrer		For
	2.7	Elect Director William J. Oddy		For
	2.8	Elect Director John E. Walker		For
	3	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Federal Signal Corp. *FSS*		313855108			03/02/04		2,140
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	FEI Company *FEIC*		30241L109			03/22/04		1,112
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dr. M.J. Attardo		For
	1.2	Elect Director Wilfred J. Corrigan		For
	1.3	Elect Director Thomas F. Kelly		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Dr. William W. Lattin		For
	1.5	Elect Director Jan C. Lobbezoo		For
	1.6	Elect Director Dr. Gerhard Parker		For
	1.7	Elect Director James T. Richardson		For
	1.8	Elect Director Vahe A. Sarkissian		For
	1.9	Elect Director Donald R. VanLuvanee
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.43 percent is within the allowable cap for this company of 19.67 percent.

Equity grants of stock options to top five named executive officers is 27.07 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/18/04 - A	Felcor Lodging Trust Incorporated *FCH*		31430F101			03/22/04		2,127
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Melinda J. Bush		Withhold

We recommend voting for all nominees with the exception of the compensation committee members. Specifically, we recommend that shareholders WITHHOLD votes from independent outsiders and Compensation Committee members Michael D. Rose, Robert H. Lutz, Jr., and Melinda J. Bush for not aligning the interests of shareholders with CEO compensation.

	1.2	Elect Director Charles A. Ledsinger, Jr.		For
	1.3	Elect Director Robert H. Lutz, Jr.		Withhold
	1.4	Elect Director Michael D. Rose		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Ferro Corp. *FOE*		315405100			03/05/04		1,593
	1	Elect Directors		For	For		Mgmt

05/13/04 - A	FFLC Bancorp, Inc. *FFLC*		30242W104			03/15/04		207
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard H. Hewitt		For

We recommend a vote FOR the directors with the exception of affiliated outsider H.D. Robuck, Jr. and insider Stephen T. Kurtz. We recommend that shareholders WITHHOLD votes from H.D. Robuck, Jr. for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Stephen T. Kurtz for failure to establish a majority independent board.

	1.2	Elect Director H.D. Robuck, Jr.		Withhold
	1.3	Elect Director Stephen T. Kurtz		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Fidelity Bankshares Inc New *FFFL*		31604Q107			03/05/04		647
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul C. Bremer		For
We recommend a vote FOR the directors.
	1.2	Elect Director Karl H. Watson		For
	1.3	Elect Director F. Ted Brown		For

05/07/04 - A	FileNet Corp. *FILE*		316869106			03/16/04		1,585
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L. George Klaus		For

We recommend a vote FOR the directors with the exception of affiliated outsider Theodore J. Smith. We recommend that shareholders WITHHOLD votes from Theodore J. Smith for standing as an affiliated outsider on the nominating committee.

	1.2	Elect Director William P. Lyons		For
	1.3	Elect Director Lee D. Roberts		For
	1.4	Elect Director John C. Savage		For
	1.5	Elect Director Roger S. Siboni		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Theodore J. Smith		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.35 percent is within the allowable cap for this company of 19.85 percent. In 2003, the company granted over 25 percent of its total grants to its top five named executive officers.

	3	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Financial Institutions, Inc. *FISI*		317585404			03/12/04		352
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Samuel M. Gullo		For

We recommend a vote FOR the directors with the exception of affiliated outsider Pamela Davis Heilman. We recommend that shareholders WITHHOLD votes from Pamela Davis Heilman for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Joseph F. Hurley		For
	1.3	Elect Director James H. Wyckoff		For
	1.4	Elect Director Pamela Davis Heilman		Withhold

06/04/04 - A	FindWhat.com *FWHT*		317794105			04/22/04		501
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work of the company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 25.50 percent is above the allowable cap for this company of 20.00 percent. However, because the merger proposal discussed above in Item 1 is contingent upon the approval of this proposal, and because we support the proposed merger, we are making an exception to our general rule in this case and recommend that shareholders vote for this proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Option Replacement Plan		For	For		Mgmt

ISS Conclusion: The replacement program is designed to comply with the UK legislation and to ensure that the replacement options have equivalent value to the old options. Furthermore, the replacement program is similar to the customary treatment of the target’s options in a merger.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director C.A. Pisaris-Henderson		For
	4.2	Elect Director Kenneth E. Christensen		For
	4.3	Elect Director Lee Simonson		For
	4.4	Elect Director Phillip R. Thune		For
	4.5	Elect Director Jerry Della Femina		For
	4.6	Elect Director David J. Londoner		For
	4.7	Elect Director Frederick E. Guest Ii		For
	4.8	Elect Director Daniel B. Brewster, Jr.		For
	5	Increase Authorized Common Stock		For	Against		Mgmt
ISS Conclusion: The requested increase of 150,000,000 shares is above the allowable threshold of 127,500,000 shares.
	6	Change State of Incorporation from Nevada to Delaware		For	For		Mgmt
ISS Conclusion: On balance, we believe that the reincorporation would be neutral in terms of its impact on shareholders’ rights.

06/17/04 - A	Finlay Enterprises, Inc. *FNLY*		317884203			05/03/04		213
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	First Albany Companies, Inc. *FACT*		318465101			03/10/04		250
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alan P. Goldberg		Withhold
We recommend a vote FOR the directors with the exception of insiders Alan P. Goldberg, Robert F. Campbell and Arthur T. Murphy for failure to establish a majority independent board.
	1.2	Elect Director Robert F. Campbell		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Carl P. Carlucci, Ph.D.		For
	1.4	Elect Director Arthur J. Roth		For
	1.5	Elect Director Arthur T. Murphy		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 31.95 percent is above the allowable cap for this company of 6.84 percent.

04/29/04 - A	First Bancorp *FBNC*		318910106			03/12/04		377
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jack D. Briggs		For
We recommend a vote FOR the directors with the exception of independent outsider George R. Perkins, Jr.. We recommend that shareholders WITHHOLD votes from George R. Perkins, Jr. for poor attendance.
	1.2	Elect Director R. Walton Brown		For
	1.3	Elect Director H. David Bruton, M.D.		For
	1.4	Elect Director David L. Burns		For
	1.5	Elect Director John F. Burns		For
	1.6	Elect Director Jesse S. Capel		For
	1.7	Elect Director G. H. Wallace-Gainey		For
	1.8	Elect Director James H. Garner		For
	1.9	Elect Director James G. Hudson, Jr.		For
	1.10	Elect Director George R. Perkins, Jr.		Withhold
	1.11	Elect Director Thomas F. Phillips		For
	1.12	Elect Director William E. Samuels		For
	1.13	Elect Director Edward T. Taws, Jr.		For
	1.14	Elect Director Frederick H. Taylor		For
	1.15	Elect Director Virginia C. Thomasson		For
	1.16	Elect Director A. Jordan Washburn		For
	1.17	Elect Director Dennis A. Wicker		For
	1.18	Elect Director John C. Willis		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.69 percent is within the allowable cap for this company of 9.02 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	First Busey Corp. *BUSE*		319383105			02/27/04		327
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph M. Ambrose		Withhold

We recommend a vote FOR the directors with the exception of Joseph M. Ambrose. We recommend that shareholders WITHHOLD votes from Joseph M. Ambrose for standing as an affiliated outsider on the compensation committee.

	1.2	Elect Director V. B. Leister, Jr.		For
	1.3	Elect Director Arthur R. Wyatt		For
	1.4	Elect Director David L. Ikenberry		For
	1.5	Elect Director Douglas C. Mills		For
	1.6	Elect Director E. Phillips Knox		For
	1.7	Elect Director Joseph E. O’Brien		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.10 percent is within the allowable cap for this company of 6.73 percent.

04/28/04 - A	First Charter Corp. *FCTR*		319439105			03/05/04		1,392
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	First Citizens Banc Corp *FCZA*		319459202			03/01/04		198
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John L. Bacon		Withhold

We recommend a vote FOR the directors with the exceptions of Allen R. Nickles and John L. Bacon. We recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members Allen R. Nickles and John L. Bacon for paying excessive non-audit fees.

	1.2	Elect Director Allen R. Nickles		Withhold
	1.3	Elect Director Leslie D. Stoneham		For
	1.4	Elect Director David A. Voight		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	First Citizens Bancshares, Inc. *FCNCA*		31946M103			03/11/04		273
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.M. Alexander, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director C. Holding Ames		For
	1.3	Elect Director V.E. Bell III		For
	1.4	Elect Director G.H. Broadrick		For
	1.5	Elect Director H.M. Craig III		For
	1.6	Elect Director H.L. Durham, Jr.		For
	1.7	Elect Director L.M. Fetterman		For
	1.8	Elect Director F.B. Holding		For
	1.9	Elect Director F.B. Holding, Jr.		For
	1.10	Elect Director L.R. Holding		For
	1.11	Elect Director C.B.C. Holt		For
	1.12	Elect Director J.B. Hyler, Jr.		For
	1.13	Elect Director G.D. Johnson, M.D.		For
	1.14	Elect Director F.R. Jones		For
	1.15	Elect Director L.S. Jones		For
	1.16	Elect Director J.T. Maloney, Jr.		For
	1.17	Elect Director R.T. Newcomb		For
	1.18	Elect Director L.T. Nunnelee Ii		For
	1.19	Elect Director C.R. Scheeler		For
	1.20	Elect Director R.K. Shelton		For
	1.21	Elect Director R.C. Soles, Jr.		For
	1.22	Elect Director D.L. Ward, Jr.		For

04/19/04 - A	First Commonwealth Financial Corp. *FCF*		319829107			03/03/04		2,588
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	First Community Bancorp *FCBP*		31983B101			04/02/04		563
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen M. Dunn		For
	1.2	Elect Director Susan E. Lester		For
	1.3	Elect Director Robert A. Stine		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director John M. Eggemeyer		For
	1.5	Elect Director Timothy B. Matz		For
	1.6	Elect Director Matthew P. Wagner		For
	1.7	Elect Director Barry C. Fitzpatrick		For
	1.8	Elect Director Arnold W. Messer		For
	1.9	Elect Director David S. Williams		For
	1.10	Elect Director Charles H. Green		For
	1.11	Elect Director Daniel B. Platt		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 8.25 percent is within the allowable cap for this company of 13.60 percent, the plan language allows for the repricing of stock options which we believe reduces the incentive value of such awards. Equity grants including restricted stock and other forms of long-term incentive awards to top five executive officers were 39.05 percent of the total shares awarded in the current year.

	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/27/04 - A	First Community Bancshares, Inc *FCBC*		31983A103			03/09/04		423
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Allen T. Hamner		For
We recommend a vote FOR the directors.
	1.2	Elect Director B.W. Harvey		For
	1.3	Elect Director John M. Mendez		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plan is 3.57 percent, which is within the allowable cap for this company of 13.79 percent.
	3	Ratify Auditors		For	For		Mgmt

06/01/04 - A	First Consulting Group, Inc. *FCGI*		31986R103			04/20/04		775
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	First Defiance Financial Corp. *FDEF*		32006W106			03/05/04		240
	1	Elect Directors		For	For		Mgmt

04/21/04 - A	First Federal Capital Corp. *FTFC*		319960100			03/05/04		878
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jack C. Rusch		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plan is 5.37 percent, which is within the allowable cap for this company of 6.35 percent. Note that a significant amount (greater than 25 percent) of total award grants were granted to the top five named officers.

04/27/04 - A	First Financial Bancorp(OH) *FFBC*		320209109			03/01/04		1,475
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald M. Cisle		For

We recommend a vote FOR the directors with the exception of affiliated outsider Corinne R. Finnerty. We recommend that shareholders WITHHOLD votes from Corinne R. Finnerty for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Corinne R. Finnerty		Withhold
	1.3	Elect Director Bruce E. Leep		For

04/27/04 - A	First Financial Bankshares, Inc. (TX) *FFIN*		32020R109			03/15/04		602
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

04/21/04 - A	First Financial Corp. (Indiana) *THFF*		320218100			03/17/04		618
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Chapman J. Root Ii		For

We recommend a vote FOR the directors with the exception of insider Donald E. Smith. We recommend that shareholders WITHHOLD votes from Donald E. Smith for standing as an insider on the Compensation Committee and for failure to disclose the members of the nominating committee.

	1.2	Elect Director William H. Niemeyer		For
	1.3	Elect Director Donald E. Smith		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/29/04 - A	First Financial Holdings, Inc. *FFCH*		320239106			12/01/03		368
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gary C. Banks, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Paula Harper Bethea		For
	1.3	Elect Director Paul G. Campbell, Jr.		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 5.37 percent is within the allowable cap for this company of 10.73 percent.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

05/12/04 - A	First Financial Service Corp *FFKY*		319961108			03/17/04		147
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert M. Brown		For
We recommend a vote FOR the directors.
	1.2	Elect Director J. Alton Rider		For
	1.3	Elect Director Donald Scheer		For
	1.4	Elect Director Gail L. Schomp		For
	2	Change Company Name		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	First Horizon Pharmaceutical *FHRX*		32051K106			04/02/04		846
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Patrick P. Fourteau		For
We recommend a vote FOR Patrick P. Fourteau, but WITHHOLD votes from independent outsider Jon S. Saxe for sitting on more than six boards.
	1.2	Elect Director Jon S. Saxe		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.95 percent is above the allowable cap for this company of 12.99 percent.

04/21/04 - A	First Indiana Corp. *FINB*		32054R108			02/12/04		450
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Robert H. McKinney		Withhold

We recommend withholding votes from both of the nominees. We recommend that shareholders WITHHOLD votes from Michael L. Smith for poor attendance and Michael L Smith and Robert H. McKinney for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Michael L. Smith		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	First Industrial Realty Trust, Inc. *FR*		32054K103			03/22/04		1,830
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jay H. Shidler		For
	1.2	Elect Director J. Steven Wilson		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/14/04 - A	First M & F Corp. *FMFC*		320744105			02/13/04		115
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	First Merchants Corp. *FRME*		320817109			02/13/04		706
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael L. Cox		For
We recommend a vote FOR the directors.
	1.2	Elect Director Norman M. Johnson		For
	1.3	Elect Director Thomas D. Mcauliffe		For
	1.4	Elect Director Robert M. Smitson		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Ratify Auditors		For	For		Mgmt

05/04/04 - A	First Niagara Financial Group, Inc. *FNFG*		33582V108			03/10/04		3,621
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	First Oak Brook Bancshares, Inc. *FOBB*		335847208			03/19/04		336
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stuart I. Greenbaum		Withhold

We recommend a vote FOR the directors with the exception of independent outsider Stuart I. Greenbaum. We recommend that shareholders WITHHOLD votes from Audit Committee member Stuart I. Greenbaum for paying excessive non-audit fees.

	1.2	Elect Director Richard M. Rieser, Jr.		For
	1.3	Elect Director Michael L. Stein		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.94 percent is within the allowable cap for this company of 10.66 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted over 46 percent of its total grants to the top five named executives.

	3	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	First Republic Bank (San Francisco) *FRC*		336158100			03/26/04		512
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director K. August-Dewilde		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas J. Barrack		For
	1.3	Elect Director James P. Conn		For
	1.4	Elect Director Jody S. Lindell		For
	2	Amend Restricted Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.21 percent is above the allowable cap for this company of 9.22 percent.
	3	Ratify Auditors		For	For		Mgmt

06/23/04 - A	First Sentinel Bancorp, Inc.		33640T103			04/30/04		1,007
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director George T. Hornyak, Jr.		Withhold

Conclusion We recommend a vote FOR the directors with the exception of affiliated outsider George T. Hornyak, Jr. We recommend that shareholders WITHHOLD votes from George T. Hornyak, Jr. for standing as an affiliated outsider on the Compensation Committee.

	2.2	Elect Director John P. Mulkerin		For
	2.3	Elect Director Jeffries Shein		For
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt

Conclusion As we cannot know the content of these issues, we do not recommend that shareholders approve this request.  Further, in this case, shareholders already have enough information to make their vote decisions regarding the merger. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/20/04 - A	First South Bancorp, Inc. (VA) *FSBK*		33646W100			04/01/04		143
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Linley H. Gibbs, Jr.		For

We recommend a vote FOR Linley H. Gibbs, Jr., but WITHHOLD votes from insider Thomas A. Vann. We recommend that shareholders WITHHOLD votes from Thomas A. Vann for standing as an insider on the Compensation Committee.

	1.2	Elect Director Thomas A. Vann		Withhold
	2	Increase Authorized Common Stock		For	Against		Mgmt
The requested increase of 17,000,000 shares is above the allowable threshold of 16,000,000 shares.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	First State Bancorporation *FSNM*		336453105			04/29/04		341
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	First United Corp. *FUNC*		33741H107			02/13/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Karen F. Myers		For

We recommend a vote FOR the directors with the exception of affiliated outsider Richard G. Stanton. We recommend that shareholders WITHHOLD votes from Richard G. Stanton for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director I. Robert Rudy		For
	1.3	Elect Director James F. Scarpelli, Sr.		For
	1.4	Elect Director Richard G. Stanton		Withhold
	1.5	Elect Director Robert G. Stuck		For

04/26/04 - A	Firstbank Corp. (Michigan) *FBMI*		33761G104			03/05/04		200
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Duane A. Carr		For
	1.2	Elect Director David W. Fultz		For
	1.3	Elect Director William E. Goggin		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - S	FirstFed America Bancorp, Inc.		337929103			03/03/04		722
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the market premium, the valuation work done in connection with the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

	2	Other Business		For	Against		Mgmt
ISS Conclusion: We believe that the adjournment proposal does not warrant shareholder support.

04/21/04 - A	FirstFed Financial Corp. *FED*		337907109			03/01/04		754
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Fisher Communications, Inc. *FSCI*		337756209			03/02/04		226
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Carol H. Fratt		For
We recommend a vote FOR the directors.
	1.2	Elect Director Donald G. Graham, Jr.		Withhold
	1.3	Elect Director Donald G. Graham, III		For
	1.4	Elect Director William W. Krippaehne, Jr.		For

04/20/04 - A	Flag Financial Corp. *FLAG*		33832H107			02/25/04		300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph W. Evans		Withhold

We recommend a vote FOR the directors with the exceptions of insiders J. Daniel Speight and Joseph W. Evans. We recommend that shareholders WITHHOLD votes from J. Daniel Speight and Joseph W. Evans for failure to establish a majority independent board.

	1.2	Elect Director Quill O. Healey		For
	1.3	Elect Director J. Daniel Speight		Withhold
	1.4	Elect Director John D. Houser		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.24 percent is above the allowable cap for this company of 5.29 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Flagstar Bancorp, Inc. *FBC*		337930101			04/16/04		1,353
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas J. Hammond		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Thomas J. Hammond, Mark T. Hammond and Kirstin A. Hammond and affiliated outsider Michael Lucci, Sr. We recommend that shareholders WITHHOLD votes from Thomas J. Hammond, Mark T. Hammond, Kirstin A. Hammond and Michael Lucci, Sr. for failure to establish a majority independent board.

	1.2	Elect Director Mark T. Hammond		Withhold
	1.3	Elect Director Kirstin A. Hammond		Withhold
	1.4	Elect Director Charles Bazzy		For
	1.5	Elect Director Michael Lucci, Sr.		Withhold
	1.6	Elect Director Frank D’Angelo		For
	1.7	Elect Director Robert W. Dewitt		For

04/12/04 - S	Fleetwood Enterprises, Inc. *FLE*		339099103			02/18/04		1,536
	1	Increase Authorized Common Stock		For	For		Mgmt

04/21/04 - A	FLIR Systems, Inc. *FLIR*		302445101			03/03/04		1,371
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Carter		For
	1.2	Elect Director Michael T. Smith		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.68 percent is within the allowable cap for this company of 19.92 percent. Additionally, this plan expressly forbids repricing.

06/03/04 - A	Florida East Coast Industries, Inc. *FLA*		340632108			04/16/04		699
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Anestis		For

We recommend a vote FOR the directors with the exception of affiliated outsider W. L. Thornton. We recommend that shareholders WITHHOLD votes from W. L. Thornton for standing as an affiliated outsider on the Nominating Committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Robert D. Fagan		For
	1.3	Elect Director David M. Foster		For
	1.4	Elect Director Allen C. Harper		For
	1.5	Elect Director Adolfo Henriques		For
	1.6	Elect Director James E. Jordan		For
	1.7	Elect Director Gilbert H. Lamphere		For
	1.8	Elect Director John S. Lord		For
	1.9	Elect Director Joseph Nemec		For
	1.10	Elect Director Herbert H. Peyton		For
	1.11	Elect Director James J. Pieczynski		For
	1.12	Elect Director W. L. Thornton		Withhold

05/07/04 - S	FloridaFirst Bancorp, Inc.		343258109			03/23/04		263
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the valuation work done by the financial advisors and the significant premium to the 2002 standalone market value of the company, we believe the merger agreement warrants shareholder support.

06/04/04 - A	Flowers Foods, Inc. *FLO*		343498101			04/16/04		1,441
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Franklin L. Burke		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insider George E. Deese and independent outsider Franklin L. Burke for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director George E. Deese		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	Flowserve Corp. *FLS*		34354P105			04/29/04		2,191
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Christopher A. Bartlett		For
	1.2	Elect Director Hugh K. Coble		For
	1.3	Elect Director George T. Haymaker, Jr.		For
	1.4	Elect Director William C. Rusnack		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.33 percent is within the allowable cap for this company of 12.04 percent.

05/18/04 - A	Flushing Financial Corp. *FFIC*		343873105			03/22/04		662
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James D. Bennett		For

We recommend a vote FOR the directors with the exception of affiliated outsider Vincent F. Nicolosi. We recommend that shareholders WITHHOLD votes from Vincent F. Nicolosi for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director John R. Buran		For
	1.3	Elect Director Vincent F. Nicolosi		Withhold
	1.4	Elect Director Gerard P. Tully, Sr.		For
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	FMC Corp. *FMC*		302491303			03/01/04		1,630
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	FNB Corporation (NC) *FNBN*		302519103			03/25/04		177
	1	Elect Directors		For	For		Mgmt

05/11/04 - A	FNB Corporation (VA) *FNBP*		302930102			03/15/04		329
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hugh H. Bond		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider Harold K. Neal and insider William P. Heath, Jr.. We recommend that shareholders WITHHOLD votes from Harold K. Neal and William P. Heath, Jr. for failure to establish an independent nominating and compensation committees.

	1.2	Elect Director William P. Heath, Jr.		Withhold
	1.3	Elect Director Kendall O. Clay		For
	1.4	Elect Director Harold K. Neal		Withhold
	1.5	Elect Director Charles W. Steger		For
	1.6	Elect Director Jon T. Wyatt		For
	1.7	Elect Director Raymond D. Smoot, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Foothill Independent Bancorp *FOOT*		344905104			03/25/04		200
	1	Elect Directors		For	For		Mgmt

05/13/04 - A	Forest Oil Corp. *FST*		346091705			03/15/04		2,030
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Forrester Research Inc. *FORR*		346563109			04/01/04		646
	1	Elect Directors		For	For		Mgmt

05/18/04 - A	Forward Air Corporation *FWRD*		349853101			03/10/04		524
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bruce A. Campbell		For
	1.2	Elect Director Andrew C. Clarke		For
	1.3	Elect Director Hon. Robert Keith Gray		For
	1.4	Elect Director Richard W. Hanselman		For
	1.5	Elect Director C. John Langley, Jr.		For
	1.6	Elect Director Ray A. Mundy		For
	1.7	Elect Director Scott M. Niswonger		For
	1.8	Elect Director B. Clyde Preslar		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.65 percent is within the allowable cap for this company of 12.87 percent.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.89 percent is within the allowable cap for this company of 12.87 percent.
	5	Approve Compensation Arrangement for Non-Employee Director		For	For		Mgmt
Given that this grant was in line with the historical grant practices for directors, we recommend that shareholders ratify this grant.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Fossil, Inc. *FOSL*		349882100			03/31/04		1,119
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Tom Kartsotis		Withhold

We recommend a vote FOR Donald J. Stone but WITHHOLD votes from all other nominees. We recommend that shareholders WITHHOLD votes from insider Jal S. Shroff and affiliated outsider Tom Kartsotis for failure to establish an independent nominating committee and for failure to establish majority board independence.

	1.2	Elect Director Jal S. Shroff		Withhold
	1.3	Elect Director Donald J. Stone		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation ISS evaluates the proposed amendments that expand the class of eligible participants based on the appropriateness of the original plan. In this case cost is the determining factor. The total cost of the company’s plans of 11.68 percent is within the allowable cap for this company of 13.73 percent.

05/05/04 - A	Franklin Electric Co., Inc. *FELE*		353514102			02/27/04		270
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 32,500,000 shares. We recommend a vote FOR Item 2.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - S	Franklin Financial Corp. (TN)		353523202			03/30/04		182
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Although we believe that the impact to shareholder rights will be negative for Franklin shareholders, based on the market premium and the fairness opinion, we believe the merger agreement warrants shareholder support.

06/16/04 - A	Fred’s, Inc. *FRED*		356108100			04/30/04		1,800
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

06/28/04 - S	FreeMarkets, Inc.		356602102			05/14/04		1,644
	1	Approve Merger Agreement		For	Against		Mgmt

Conclusion: The fixed stock exchange ratio combined with a sharply lower Ariba market value have diminished the merger consideration from approximately $10.33 per share at the time of announcement to $6.77 as of June 7, 2004, or a 34.5 percent decline. The merger consideration is now a 19.5 percent discount to the last trading price prior to announcement based on current prices as of June 7, 2004. As a comparison, during this timeframe from announcement through June 7, 2004, the Nasdaq is down 4.48 percent, the Russell 2000 index is down 1.78 percent, and the Russell 2000 Technology index is down 15.41 percent, as measured by total returns. The decline in Ariba’s common stock is 42.7 percent since the announcement through June 7, 2004. The negative market reaction in Ariba shares during this period may reflect a number of factors, including, the merits of the transaction, the reaction to the guidance provided by Ariba management for its first and second quarter financial results, and the general decline in the equity markets during the timeframe subsequent to the transaction announcement. Another negative factor in the merger is the adverse impact on shareholder rights as Ariba’s articles and bylaws require higher thresholds for removing directors and amending articles or bylaws than Freemarkets’ articles. In terms of board process, we note that at a FreeMarkets board meeting on Sept. 8, 2003 (after initial discussion began in June 2003), the directors expressed their confidence in FreeMarkets independent business plan, but also authorized Mr. McCormick to continue conversations regarding a business combination. The independence alternative may merit further deliberation with a sharply reduced merger consideration. ISS evaluates transactions based on what is in the best interest of shareholders, which can lead to a conclusion that one side will fare better than the other. In this case, while ISS recommends in its analysis of Ariba that Ariba shareholders approve the issuance of shares to complete the merger, we believe that the significant decline in the market value of Ariba has reduced the offer to the point where it is not in the best interests of Freemarkets’ shareholders. Therefore, we recommend against the merger.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Fremont General Corp. *FMT*		357288109			04/14/04		3,239
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before bonus awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before stock awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Retirement Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.00 percent is within the allowable cap for this company of 19.97 percent. ISS noted that the plan administrator consists of mainly company insiders.

	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Frontier Financial Corp. *FTBK*		35907K105			03/05/04		718
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Frontier Oil Corp. *FTO*		35914P105			03/01/04		1,190
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	FTI Consulting, Inc. *FCN*		302941109			03/15/04		1,823
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Denis J. Callaghan		For

We recommend a vote FOR Denis J. Callaghan, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider George P. Stamas for failure to establish a majority independent board and from Dennis J. Shaughnessy for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Dennis J. Shaughnessy		Withhold
	1.3	Elect Director George P. Stamas		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.60 percent is within the allowable cap for this company of 17.47 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - A	FuelCell Energy, Inc. *FCEL*		35952H106			02/10/04		1,523
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Warren D. Bagatelle		For

We recommend a vote FOR the directors with the exception of affiliated outsider Michael Bode and independent outsider Thomas L. Kempner. We recommend that shareholders WITHHOLD votes from Michael Bode for poor attendance and from Thomas L. Kempner for sitting on more than six boards.

	1.2	Elect Director Michael Bode		Withhold
	1.3	Elect Director Thomas R. Casten		For
	1.4	Elect Director James D. Gerson		For
	1.5	Elect Director Thomas L. Kempner		Withhold
	1.6	Elect Director William A. Lawson		For
	1.7	Elect Director Jerry D. Leitman		For
	1.8	Elect Director Charles J. Murphy		For
	1.9	Elect Director George K. Petty		For
	1.10	Elect Director John A. Rolls		For

05/24/04 - S	GA Financial, Inc.		361437106			04/15/04		224
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the thorough negotiation process, we believe that the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/11/04 - A	Gabelli Asset Management, Inc. *GBL*		36239Y102			03/29/04		339
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edwin L. Artzt		For

We recommend a vote FOR the directors with the exceptions of Mario J. Gabelli and John D. Gabelli. We recommend that shareholders WITHHOLD votes from Mario J. Gabelli and John D. Gabelli for standing as insiders on the Nominating Committee.

	1.2	Elect Director Raymond C. Avansino, Jr.		For
	1.3	Elect Director John C. Ferrara		For
	1.4	Elect Director John D. Gabelli		Withhold
	1.5	Elect Director Mario J. Gabelli		Withhold
	1.6	Elect Director Karl Otto Pohl		For
	1.7	Elect Director Robert S. Prather, Jr.		For
	1.8	Elect Director Frederic V. Salerno		For
	1.9	Elect Director Vincent S. Tese		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Gables Residential Trust *GBP*		362418105			03/19/04		1,285
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Marcus E. Bromley		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Marcus E. Bromley. We recommend that shareholders WITHHOLD votes from Marcus E. Bromley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Trustee James D. Motta		For
	1.3	Elect Trustee Chris C. Stroup		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.33 percent is within the allowable cap for this company of 6.42 percent. Additionally, this plan expressly forbids repricing.

05/21/04 - A	GALYANS TRADING INC *GLYN*		36458R101			03/29/04		270
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edwin J. Holman		Withhold

We recommend a vote FOR the directors with the exceptions of Peter Starrett, Ronald P. Spogli, John M. Roth, Timothy J. Faber, Stuart B. Burgdoerfer, Todd Halloran and Edwin Holman. We recommend that shareholders WITHHOLD votes from Peter Starrett, John M. Roth, and Timothy J. Faber for standing as affiliated outsiders on the Compensation Committee and for failure to establish a majority independent board, from Ronald P. Spogli and Stuart B. Burgdoerfer for standing as affiliated outsiders on the Nominating Committee and for failure to establish a majority independent board, and from Todd Halloran and Edwin Holman for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Norman S. Matthews		For
	1.3	Elect Director Byron E. Allumbaugh		For
	1.4	Elect Director Frank J. Belatti		For
	1.5	Elect Director Stuart B. Burgdoerfer		Withhold
	1.6	Elect Director Timothy J. Faber		Withhold
	1.7	Elect Director Michael Goldstein		For
	1.8	Elect Director Todd W. Halloran		Withhold
	1.9	Elect Director George R. Mrkonic, Jr.		For
	1.10	Elect Director John M. Roth		Withhold
	1.11	Elect Director Ronald P. Spogli		Withhold
	1.12	Elect Director Peter Starrett		Withhold
	2	Amend Stock Option Plan Grant for CEO		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.84 percent is within the allowable cap for this company of 19.55 percent.
	3	Amend Restricted Stock Plan for CEO		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.74 percent is within the allowable cap for this company of 19.55 percent.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 14.66 percent is within the allowable cap for this company of 19.55 percent.

06/29/04 - A	GAMESTOP CORP *GME*		36466R101			05/05/04		885
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Richard Fontaine		Withhold

We recommend a vote FOR Stephanie M. Shern, but WITHHOLD votes from insider R. Richard Fontaine. We recommend that shareholders WITHHOLD votes from R. Richard Fontaine for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Stephanie M. Shern		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Gardner Denver, Inc. *GDI*		365558105			03/05/04		730
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank J. Hansen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas M. McKenna		For
	1.3	Elect Director Diane K. Schumacher		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.37 percent is within the allowable cap for this company of 13.49 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options and other forms of long-term incentive awards to top five named executive officers is 36.93 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

06/30/04 - A	Gartner , Inc. *IT*		366651107			05/03/04		4,154
	1	Elect Directors		For	For		Mgmt

05/20/04 - A	Gateway Inc *GTW*		367626108			03/25/04		9,874
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas L. Lacey		For

We recommend that shareholders vote FOR Douglas L. Lacey, but WITHHOLD votes from insider Wayne R. Inouye. We recommend that shareholders WITHHOLD votes from Wayne R. Inouye for failure to establish a majority independent board.

	1.2	Elect Director Wayne R. Inouye		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Gateway, we note that the company appears to comply with state and local laws regarding contributions to political candidates or organizations. Furthermore, the contributions are made with voluntary donations through a PAC and not directly from the company, and information on these PAC contributions is available through certain public sources. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards. Incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes a mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, floor nominations are unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, each of which demonstrates shareholder dissatisfaction with a company’s proxy process: (i) one or more directors at a company must receive withhold votes totaling 35 percent or more of the votes cast, or (ii) a shareholder proposal asking for open access, which is submitted by the holders of at least one percent of the shares (and owned for at least one year), must be approved by a majority of the votes cast. If one of these two conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the company’s shares (and owned for at least two years). In addition, the number of shareholder nominees permitted would be dictated by the size of the board as follows: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. ISS supports the general principle that shareholders should have a choice in director elections and input in the nomination process greater than they currently enjoy under the plurality system. We believe that requiring directors to receive a majority of votes cast in an uncontested election has some merit as it promotes the accountability of directors and makes a shareholder vote on director elections a more powerful signal. However, this proposal would require directors to receive a majority of outstanding votes. Requiring nominees to obtain the majority of outstanding votes is a much more difficult hurdle, one which we are not at this time ready to endorse. The main concern in implementing a majority threshold requirement is that an annual board could be in effect “decapitated” by failure to obtain majority shareholder support. In the case of Gateway, which has a classified board, the concerns regarding a “decapitated” board are mitigated. With staggered boards, only a minority portion of the board is up for election each year, and therefore only such minority portion may be adversely affected by the failure of that year’s nominees to obtain majority shareholder support. Irrespective of the structure of the company’s board, this proposal fails to address the implementation mechanism in the event that directors fail to garner the required majority vote. In such a case, actual removal of affected directors may not be feasible or desirable, and alternative measures may be available to indicate displeasure with the board (e.g., increased disclosure requirements for “unratified” board members). Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Board Diversity		Against	Against		ShrHoldr

When reviewing shareholder requests on board diversity, ISS first considers whether the proposal is asking for a report on efforts to improve board diversity or whether the proposal also asks the company to take specific action to increase the representation of women and minorities on the board. ISS also considers the company’s current board composition and whether or not it includes any women or minorities, further considering how the company’s board diversity compares with that of the company’s peers. Also reviewed is the company’s current disclosure of board nominating procedures and diversity initiatives. In addition, ISS considers whether the company has an independent nominating committee. Finally, ISS considers the potential impact that diversity initiatives can have on long-term shareholder value. ISS believes in transparency for shareholders as a matter of good corporate governance and believes that shareholders should have access to material information about their company’s practices and procedures. For this reason, ISS generally supports shareholder requests for companies to prepare reports on board diversification initiatives. However, this proposal goes beyond simply asking the company to report on its nomination processes, requesting the company to adopt specific charter language to formalize efforts to locate qualified women and minorities to serve on the board. In this case, we note that Gateway has not addressed diversity on its board to the degree of some industry peers. However, the company has created a separate nominating committee, and includes information on the director selection process in the company’s public filings. While this action does not specifically address all of the concerns noted in this proposal, it does reference the issues of diversity in the director selection process. Further, we note that the structure of this proposal calls not only for increased efforts in retaining qualified women and minorities, but also the adoption of certain charter language that would formally outline this process. ISS agrees with the proponents that a company can benefit from directors that represent diverse backgrounds and experience; however, we do not necessarily advocate the application of specific charter language that recommends considering race and gender as qualifying factors in retaining directors. Therefore, while we believe that the company should continuously evaluate policies on retaining qualified candidates for board positions, including women and minorities, ISS does not believe that shareholder support for this proposal is necessary at this time.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	GATX Corp. *GMT*		361448103			03/05/04		1,867
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rod F. Dammeyer		For
We recommend a vote FOR the directors.
	1.2	Elect Director James M. Denny		For
	1.3	Elect Director Richard Fairbanks		For
	1.4	Elect Director Deborah M. Fretz		For
	1.5	Elect Director Miles L. Marsh		For
	1.6	Elect Director Michael E. Murphy		For
	1.7	Elect Director Ronald H. Zech		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.24 percent is within the allowable cap for this company of 10.56 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Gaylord Entertainment Co. *GET*		367905106			03/16/04		561
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E. K. Gaylord II		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider E. K. Gaylord II. We recommend that shareholders WITHHOLD votes from E. K. Gaylord II for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director E. Gordon Gee		For
	1.3	Elect Director Robert P. Bowen		For
	1.4	Elect Director Ralph Horn		For
	1.5	Elect Director Laurence S. Geller		For
	1.6	Elect Director Michael D. Rose		For
	1.7	Elect Director Colin V. Reed		For
	1.8	Elect Director Michael I. Roth		For

05/17/04 - A	GB&T Bancshares, Inc. *GBTB*		361462104			03/29/04		218
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Larry B. Boggs		For

We recommend a vote FOR the directors with the exceptions of insiders Alan A. Wayne, Richard A. Hunt and affiliated outsider Samuel L. Oliver. We recommend that shareholders WITHHOLD votes from Alan A. Wayne and Richard A. Hunt for failure to establish independent nominating and compensation committees and Samuel L. Oliver for standing as an affiliated outsider on the Audit Committee and for failure to establish independent nominating and compensation committees.

	1.2	Elect Director John W. Darden		For
	1.3	Elect Director William A. Foster, III		For
	1.4	Elect Director Bennie E. Hewett		For
	1.5	Elect Director Richard A. Hunt		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director James L. Lester		For
	1.7	Elect Director T. Alan Maxwell		For
	1.8	Elect Director James H. Moore		For
	1.9	Elect Director Samuel L. Oliver		Withhold
	1.10	Elect Director Alan A. Wayne		Withhold
	1.11	Elect Director Philip A. Wilheit		For
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.19 percent is above the allowable cap for this company of 8.23 percent.

05/28/04 - A	Gen-Probe, Inc. *GPRO*		36866T103			04/15/04		2,185
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

03/31/04 - A	Gencorp Inc. *GY*		368682100			02/02/04		1,283
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Robert Anderson		For

We recommend a vote FOR the directors with the exceptions of Robert A. Wolfe and Terry L. Hall. We recommend that shareholders WITHHOLD votes from Robert A. Wolfe and Terry L. Hall for failure to establish an independent nominating committee.

	1.2	Elect Director Terry L. Hall		Withhold
	1.3	Elect Director Robert A. Wolfe		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Gene Logic Inc. *GLGC*		368689105			04/08/04		1,652
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Jules Blake, Ph.D.		Withhold
We recommend that shareholders WITHHOLD votes from directors Jules Blake, Ph.D. and Michael J. Brennan, M.D., Ph.D. for not aligning the CEO’s compensation with the interests of shareholders.
	1.2	Elect Director Michael J. Brennan, M.D., Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Genencor International, Inc. *GCOR*		368709101			04/07/04		358
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	General Binding Corp. *GBND*		369154109			03/25/04		213
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George V. Bayly		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider Robert J. Stucker and insiders Forrest M. Schneider, Jeffrey P. Lane, Nelson P. Lane, and Dennis J. Martin. We recommend that shareholders WITHHOLD votes from Robert J. Stucker for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board, and from Forrest M. Schneider for standing as an insider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Jeffrey P. Lane for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board, and from Nelson P. Lane and Dennis J. Martin for failure to establish a majority independent board.

	1.2	Elect Director G.Thomas Hargrove		For
	1.3	Elect Director Dennis J. Martin		Withhold
	1.4	Elect Director Jeffrey P. Lane		Withhold
	1.5	Elect Director Nelson P. Lane		Withhold
	1.6	Elect Director Arthur C. Nielsen, Jr.		For
	1.7	Elect Director Forrest M. Schneider		Withhold
	1.8	Elect Director Robert J. Stucker		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	General Cable Corp. *BGC*		369300108			03/12/04		1,555
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/10/04 - A	General Communication, Inc. *GNCMA*		369385109			04/12/04		2,284
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donne F. Fisher		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsiders James M. Schneider and Donne F. Fisher. We recommend that shareholders WITHHOLD votes from James M. Schneider and Donne F. Fisher for poor attendance.

	1.2	Elect Director William P. Glasgow		For
	1.3	Elect Director James M. Schneider		Withhold
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.87 percent is within the allowable cap for this company of 14.22 percent.

06/23/04 - A	Genesco Inc. *GCO*		371532102			04/20/04		1,014
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	Genesee & Wyoming Inc. *GWR*		371559105			03/29/04		774
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.92 percent is within the allowable cap for this company of 19.96 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options to top seven named executive officers is 33.32 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top seven executives.

	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Genlyte Group, Inc. (The) *GLYT*		372302109			03/08/04		592
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Larry K. Powers		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insiders Zia  Eftekhar and Larry K. Powers for failure to establish an independent nominating committee.

	1.2	Elect Director Zia Eftekhar		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Genta Incorporated *GNTA*		37245M207			04/30/04		2,497
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 30,000,000 shares is below the allowable threshold of 100,000,000 shares.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.98 percent is within the allowable cap for this company of 19.90 percent.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 12.59 percent is within the allowable cap for this company of 19.90 percent.
	5	Ratify Auditors		For	For		Mgmt

05/14/04 - A	Gentiva Health Services, Inc. *GTIV*		37247A102			03/19/04		1,138
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victor F. Ganzi		For
	1.2	Elect Director Josh S. Weston		For
	1.3	Elect Director Gail R. Wilensky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.05 percent is within the allowable cap for this company of 17.57 percent. Equity grants of stock options to top five named executive officers is 31.85 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

05/06/04 - A	GEO GROUP INC/THE *GGI*		36159R103			03/26/04		389
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Georgia Gulf Corp. *GGC*		373200203			03/29/04		1,268
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry R. Satrum		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Jerry R. Satrum. We recommend that shareholders WITHHOLD votes from Jerry R. Satrum for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Edward A. Schmitt		For
	1.3	Elect Director Yoshi Kawashima		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.27 percent is within the allowable cap for this company of 19.60 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/22/04 - A	German American Bancorp *GABC*		373865104			03/01/04		417
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director William R. Hoffman		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider J. David Lett for standing as an affiliated outsider on the Nominating Committee and from independent outsiders and Audit Committee members Chet L. Thompson and William R. Hoffman for paying excessive non-audit fees.

	1.2	Elect Director J. David Lett		Withhold
	1.3	Elect Director Chet L. Thompson		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Geron Corp. *GERN*		374163103			03/31/04		1,823
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas D. Kiley		Withhold

We recommend that shareholders vote FOR Edward V. Fritzky, but WITHHOLD votes from independent outsider Thomas D. Kiley, Esq. We recommend that shareholders WITHHOLD votes from Thomas D. Kiley, Esq. for poor attendance.

	1.2	Elect Director Edward V. Fritzky		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	Getty Realty Corp. *GTY*		374297109			03/26/04		816
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Milton Cooper		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Milton Cooper. We recommend that shareholders WITHHOLD votes from affiliated outsider Milton Cooper for standing as an affiliated outsider on the Audit, Nominating/Compensation and Nominating committees.

	1.2	Elect Director Philip Coviello		For
	1.3	Elect Director Leo Liebowitz		For
	1.4	Elect Director Howard Safenowitz		For
	1.5	Elect Director Warren Wintrub		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.42 percent is within the allowable cap for this company of 7.05 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	GEVITY HR INC *GVHR*		374393106			04/15/04		519
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Darcy E. Bradbury		For
	1.2	Elect Director Erik Vonk		For
	1.3	Elect Director Jeffrey A. Sonnenfeld		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

05/20/04 - A	Gibraltar Steel Corp. *ROCK*		37476F103			03/25/04		517
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gerald S. Lippes		Withhold

We recommend that shareholders vote FOR William J. Colombo, but WITHHOLD votes from affiliated outsider Gerald S. Lippes. We recommend that shareholders WITHHOLD votes from Gerald S. Lippes for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director William J. Colombo		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.52 percent is within the allowable cap for this company of 13.33 percent.

04/28/04 - A	Glacier Bancorp, Inc. *GBCI*		37637Q105			03/02/04		820
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James M. English		For

We recommend that shareholders vote FOR James M. English, but WITHHOLD votes from the other nominees. We recommend that shareholders WITHHOLD votes from insider Jon W. Hippler for failure to establish a majority independent board and from affiliated outsider John S. MacMillan for standing as an affiliated outsider on the Compensation & Nominating/Corporate Governance committees and for failure to establish a majority independent board.

	1.2	Elect Director Jon W. Hippler		Withhold
	1.3	Elect Director John S. MacMillan		Withhold
	2	Change State of Incorporation from Delaware to Montana		For	For		Mgmt

On balance, we believe that the reincorporation would not adversely impact shareholders’ rights. Therefore, in view of the savings that would result from the reincorporation we recommend a vote in favor of the proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/18/04 - A	Gladstone Capital Corp. *GLAD*		376535100			12/22/03		376
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David Gladstone		For
We recommend a vote FOR the directors with the exception of John Outland. We recommend that shareholders WITHHOLD votes from Audit Committee member John Outland for paying excessive non-audit fees.
	1.2	Elect Director Paul Adelgren		For
	1.3	Elect Director John Outland		Withhold
	2	Approve Investment Advisory Agreement		For	For		Mgmt

While the estimated expenses for the company are relatively high going forward, they do conform with industry standards for business development companies. The new fees would also be codified, flat, and more predictable than they are under the current internally managed system. It should be noted that creating an external manager may remove some of the incentive to hold costs down in the future. The proposed fees are reasonable however. ISS believes the most significant aspect of the proposal for shareholders in this context is that the fee rate should be lower, and the fund will continue to be managed by the same personnel. As such, we believe there is little material impact to investors in connection with approval of this proposal.

04/28/04 - A	GLATFELTER *GLT*		377316104			03/03/04		1,281
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kathleen A. Dahlberg		For
	1.2	Elect Director Richard C. III		For
	1.3	Elect Director Lee C. Stewart		For
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr
Although the company currently does not have a poison pill, we believe that any future adoption of a pill should be submitted to a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Glenborough Realty Trust Inc. *GLB*		37803P105			02/27/04		788
	1	Elect Directors		For	For		Mgmt

05/07/04 - A	Glimcher Realty Trust *GRT*		379302102			03/15/04		1,420
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Philip G. Barach		For
	1.2	Elect Trustee William S. Williams		For
	1.3	Elect Trustee Niles C. Overly		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 2.61 percent is within the allowable cap for this company of 7.05 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options to top five named executive officers were 44.33 percent of the total shares awarded in the total shares awarded in the current year.

05/11/04 - A	Global Industries, Ltd. *GLBL*		379336100			04/01/04		3,785
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William J. Dore		For

We recommend a vote FOR the directors with the exception of affiliated outsider Michael J. Pollock. We recommend that shareholders WITHHOLD votes from Michael J. Pollock for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director James C. Day		For
	1.3	Elect Director Edward P. Djerejian		For
	1.4	Elect Director Edgar G. Hotard		For
	1.5	Elect Director Richard A. Pattarozz		For
	1.6	Elect Director James L. Payne		For
	1.7	Elect Director Michael J. Pollock		Withhold
	1.8	Elect Director Luis K. Tellez		For

05/26/04 - A	GLOBAL POWER EQUIPMENT INC *GEG*		37941P108			04/12/04		994
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote RecommendationThe total cost of the company’s plan of 7.44 percent is within the allowable cap for this company of 19.59 percent. The aggregate number of options granted to the company’s named executives represents 42.63 percent of the total options granted for that year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - S	GlobespanVirata Inc.		37957V106			01/02/04		4,798
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Although the merger would be adverse in terms of its impact on shareholders rights, based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

04/21/04 - A	Gold Banc Corporation, Inc. *GLDB*		379907108			03/04/04		1,558
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Allen D. Petersen		For

We recommend a vote FOR the directors with the exception of Donald C. McNeill. We recommend that shareholders WITHHOLD votes from Donald C. McNeill for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director J. Gary Russ		For
	1.3	Elect Director Donald C. McNeill		Withhold

05/20/04 - A	Golden Telecom, Inc. *GLDN*		38122G107			04/06/04		565
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Vladimir Androsik		For

We recommend a vote FOR the directors with the exception of affiliated outsider Petr  Aven. We recommend that shareholders WITHHOLD votes from Petr Aven for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Petr Aven		Withhold
	1.3	Elect Director Michael Calvey		For
	1.4	Elect Director Ashley Dunster		For
	1.5	Elect Director David Herman		For
	1.6	Elect Director Kjell Morten Johnsen		For
	1.7	Elect Director Andrey Kosogov		For
	1.8	Elect Director Michael North		For
	1.9	Elect Director Jan Edvard Thygesen		For
	1.10	Elect Director Alexander Vinogradov		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	Goody’s Family Clothing, Inc. *GDYS*		382588101			04/26/04		743
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert M. Goodfriend		For

We recommend shareholders vote FOR the Robert M. Goodfriend but WITHHOLD votes from Audit Committee member Robert F. Koppel for paying excessive non-audit fees and for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees.

	1.2	Elect Director Robert F. Koppel		Withhold
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. While ISS prefers that the plan be administered by a committee of independent outsiders, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/26/04 - A	Graftech International, Ltd. *GTI*		384313102			03/29/04		3,911
	1	Elect Directors		For	For		Mgmt
	2	Amend Pension and Retirement Medical Insurance Plan		Against	Against		ShrHoldr

05/24/04 - A	Granite Construction Inc. *GVA*		387328107			03/26/04		1,490
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Rebecca A. McDonald		For

We recommend a vote FOR the directors with the exception of affiliated outsider George B. Searle. We recommend that shareholders WITHHOLD votes from George B. Searle for standing as an affiliated outsider on the Audit/Compliance and Compensation committees.

	1.2	Elect Director George B. Searle		Withhold
	1.3	Elect Director William G. Dorey		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.80 percent is within the allowable cap for this company of 14.48 percent. Additionally, this plan expressly forbids repricing. Note that 95.54 percent of the equity awards last year were made to the top five executive officers.

	3	Separate Chairman and CEO Positions		Against	For		ShrHoldr

Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of independent chairman and CEO.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	GRAY TELEVISION INC. *GTN.A*		389375106			03/30/04		1,816
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Mack Robinson		Withhold

We recommend a vote FOR the directors with the exceptions of insiders J. Mack Robinson, Robert S. Prather, Jr., and Hilton H. Howell, Jr., and affiliated outsiders Harriett J. Robinson and Ray M. Deaver. We recommend that shareholders WITHHOLD votes from J. Mack Robinson, Robert S. Prather, Jr., Hilton H. Howell, Jr., and Harriett J. Robinson for failure to establish a majority independent board, and from Ray M. Deaver for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Robert S. Prather, Jr.		Withhold
	1.3	Elect Director Hilton H. Howell, Jr.		Withhold
	1.4	Elect Director William E. Mayher, III		For
	1.5	Elect Director Richard L. Boger		For
	1.6	Elect Director Ray M. Deaver		Withhold
	1.7	Elect Director T.L. Elder		For
	1.8	Elect Director Howell W. Newton		For
	1.9	Elect Director Hugh E. Norton		For
	1.10	Elect Director Harriet J. Robinson		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.56 percent is within the allowable cap for this company of 19.64 percent.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 80,000,000 shares. We recommend a vote FOR Item 3.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Great American Financial Resources, Inc *GFR*		389915109			04/02/04		231
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. Adams		Withhold

We recommend that shareholders vote FOR William R. Martin, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders and Compensation Committee members John T. Lawrence III and Ronald G. Joseph for not aligning the interests of shareholders with CEO compensation. We also recommend that shareholders WITHHOLD votes from affiliated outsider Robert A. Adams and insiders S. Craig Lindner, Charles R. Scheper, and Carl H. Lindner for failure to establish a majority independent board.

	1.2	Elect Director Carl H. Lindner		Withhold
	1.3	Elect Director Charles R. Scheper		Withhold
	1.4	Elect Director Ronald G. Joseph		Withhold
	1.5	Elect Director S. Craig Lindner		Withhold
	1.6	Elect Director John T. Lawrence III		Withhold
	1.7	Elect Director William R. Martin		For

05/06/04 - A	Great Lakes Chemical Corp. *GLK*		390568103			03/08/04		1,605
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James W. Crownover		For
	1.2	Elect Director Louis E. Lataif		For
	1.3	Elect Director Mack G. Nichols		For
	2	Seek Sale of Company/Assets		Against	Against		ShrHoldr
In our opinion, there is no compelling evidence that the drastic measure described by the proponent is in shareholders’ best interests.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - S	Great Lakes Reit		390752103			03/15/04		662
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on (i) the compelling strategic rationale (driven particularly by the deteriorating company financial performance and the specter of a potential dividend cut), (ii) the apparently thorough auction process (overseen by independent board members), (iii) the valuation work of the financial advisor, and (iv) the neutral market response to the news of the deal, we believe the merger agreement warrants shareholder support.

05/04/04 - A	Great Southern Bancorp, Inc. *GSBC*		390905107			03/08/04		244
	1	Elect Directors		For	For		Mgmt
	2	Change State of Incorporation from Delaware to Maryland		For	For		Mgmt

On balance, we believe that the reincorporation would be slightly adverse in terms of its impact on shareholders’ rights since shareholders will be subject to a greater number of state antitakeover provisions. However, we believe that the tax savings that may result from the reincorporation outweigh the potential antitakeover effects. As such, we believe that the reincorporation warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Greater Bay Bancorp *GBBK*		391648102			03/31/04		2,364
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frederick J. de Grosz		For
	1.2	Elect Director Susan Ford Dorsey		For
	1.3	Elect Director James E. Jackson		For
	1.4	Elect Director Stanley A. Kangas		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director George M. Marcus		For
	1.6	Elect Director Duncan L. Matteson		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 80,000,000 shares, is below the allowable threshold of 128,000,000 shares. We recommend a vote FOR Item 3.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.84 percent is within the allowable cap for this company of 15.92 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt
	5	Declassify the Board of Directors		Against	For		Mgmt
ISS strongly favors annual elections, as it increases director accountability.
	6	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. As such, we recommend FOR this proposal.

04/20/04 - A	Greater Community Bancorp *GFLS*		39167M108			03/01/04		200
	1	Elect Directors		For	For		Mgmt

03/25/04 - A	Green Mountain Coffee Roasters, Inc. *GMCR*		393122106			01/26/04		120
	1	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Barbara D. Carlini		For
We recommend a vote FOR the directors.
	2.2	Elect Director Hinda Miller		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Greene County Bancshares Inc *GCBS*		394361208			03/19/04		238
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Phil M. Bachman		For
We recommend a vote FOR the directors.
	1.2	Elect Director Terry Leonard		For
	1.3	Elect Director Ronald E. Mayberry		For
	1.4	Elect Director Kenneth R. Vaught		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote RecommendationAlthough the total cost of the company’s plan of 7.31 percent is within the allowable cap for this company of 19.45 percent, the plan expressly allows for the repricing of underwater stock options, which we believe reduces the incentive value of the plan. Additionally, ISS notes that 32.51 percent is a relatively high rate of award grants to officers compared with total grants for the last fiscal year.

02/23/04 - A	Greif Inc *GEF*		397624107			01/15/04		1,096
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael J. Gasser		Withhold

We recommend a vote FOR the directors with the exceptions of Daniel J. Gunsett, Michael H. Dempsey, Charles R. Chandler, Michael J. Gasser, and William B. Sparks, Jr. We recommend shareholders WITHHOLD votes from Michael H. Dempsey for standing as an insider on the Compensation and Nominating committees, from Daniel J. Gunsett for standing as an affiliated outsider on the Compensation and Nominating committees, and from Daniel J. Gunsett, Michael H. Dempsey, Charles R. Chandler, Michael J. Gasser, and William B. Sparks, Jr. for failure to establish a majority independent board.

	1.2	Elect Director Charles R. Chandler		Withhold
	1.3	Elect Director Michael H. Dempsey		Withhold
	1.4	Elect Director Daniel J. Gunsett		Withhold
	1.5	Elect Director Judith D. Hook		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Patrick J. Norton		For
	1.7	Elect Director David J. Olderman		For
	1.8	Elect Director William B. Sparks, Jr.		Withhold
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/11/04 - A	Grey Wolf, Inc. *GW*		397888108			03/25/04		7,850
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James K. B. Nelson		Withhold

We recommend that shareholders vote FOR Robert E. Rose, but WITHHOLD votes from affiliated outsider James K. B. Nelson. We recommend that shareholders WITHHOLD votes from James K. B. Nelson for standing as an affiliated outsider on the Audit and Compensation committees, and for the disconnect between the company’s stock performance and the CEO’s compensation.

	1.2	Elect Director Robert E. Rose		For

02/05/04 - A	Griffon Corp. *GFF*		398433102			12/26/03		929
	1	Elect Directors		For	For		Mgmt

05/19/04 - A	Group 1 Automotive Inc. *GPI*		398905109			03/26/04		712
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John L. Adams		For

We recommend a vote FOR the directors with the exception of affiliated outsider Max P. Watson, Jr.. We recommend that shareholders WITHHOLD votes from Max P. Watson, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Max P. Watson, Jr.		Withhold
	1.3	Elect Director J. Terry Strange		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.52 percent is within the allowable cap for this company of 13.08 percent.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	GTC Biotherapeutics Inc *GTCB*		36238T104			04/02/04		1,000
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Baldridge		For
We recommend shareholders vote FOR Robert W. Baldridge but WITHHOLD votes from affiliated outsider James A. Geraghty for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director James A. Geraghty		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.52 percent is within the allowable cap for this company of 17.25 percent. Additionally, this plan expressly forbids repricing.

05/10/04 - A	Guess?, Inc. *GES*		401617105			04/05/04		282
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul Marciano		Withhold

We recommend a vote FOR Anthony Chidoni but WITHHOLD votes from insider Paul Marciano. We recommend that shareholders WITHHOLD votes from Paul Marciano for failure to establish a majority independent board.

	1.2	Elect Director Anthony Chidoni		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 19.71 percent is above the allowable cap for this company of 14.42 percent. Additionally, this plan expressly permits repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Guilford Pharmaceuticals Inc. *GLFD*		401829106			03/19/04		859
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

04/29/04 - A	Guitar Center, Inc. *GTRC*		402040109			03/05/04		631
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry Thomas		For
	1.2	Elect Director Marty Albertson		For
	1.3	Elect Director Wm. Christopher Gorog		For
	1.4	Elect Director Wayne Inouye		For
	1.5	Elect Director George Jones		For
	1.6	Elect Director Larry Livingston		For
	1.7	Elect Director George Mrkonic		For
	1.8	Elect Director Kenneth Reiss		For
	1.9	Elect Director Walter Rossi		For
	1.10	Elect Director Peter Starrett		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.12 percent is within the allowable cap for this company of 15.30 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	Gulf Island Fabrication, Inc. *GIFI*		402307102			03/12/04		327
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/10/04 - A	Gulfmark Offshore, Inc. *GMRK*		402629109			03/15/04		557
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David J. Butters		Withhold

We recommend a vote FOR the directors with the exceptions of insider Bruce A. Streeter and affiliated outsiders Robert B. Millard and David J. Butters. We recommend that shareholders WITHHOLD votes from Bruce A. Streeter for failure to establish an independent nominating committee, and from Robert B. Millard and David J. Butters for standing as affiliated outsiders on the Compensation Committee for failure to establish an independent nominating committee.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Peter I. Bijur		For
	1.3	Elect Director Marshall A. Crowe		For
	1.4	Elect Director Louis S. Gimbel, 3rd		For
	1.5	Elect Director Sheldon S. Gordon		For
	1.6	Elect Director Robert B. Millard		Withhold
	1.7	Elect Director Bruce A. Streeter		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - S	Gundle/SLT Environmental, Inc.		402809107			04/08/04		190
	1	Approve Merger Agreement		For	Against		Mgmt

Therefore, in view of the fact that the offer price was below market price at announcement and that the merger consideration is on the low end of the various valuation ranges without adjustments we do not believe the transaction warrants support.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

04/15/04 - A	H.B. Fuller Co. *FUL*		359694106			02/20/04		1,309
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Hampshire Group, Limited *HAMP*		408859106			04/08/04		79
	1	Elect Directors		For	For		Mgmt

06/10/04 - A	Hancock Fabrics, Inc. *HKF*		409900107			04/15/04		675
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger T. Knox		For
	1.2	Elect Director Bernard J. Wein		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/26/04 - A	Hancock Holding Co. *HBHC*		410120109			12/31/03		490
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Hanger Orthopedic Group, Inc. *HGR*		41043F208			03/18/04		942
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edmond E. Charrette, Md		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas P. Cooper, Md		For
	1.3	Elect Director Eric Green		For
	1.4	Elect Director Thomas F. Kirk		For
	1.5	Elect Director C. Raymond Larkin, Jr.		For
	1.6	Elect Director Cynthia L. Feldmann		For
	1.7	Elect Director Ivan R. Sabel, Cpo		For
	1.8	Elect Director H.E. Thranhardt, Cpo		For

04/07/04 - S	Hanmi Financial Corporation *HAFC*		410495105			02/10/04		369
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the reasonable pricing of the transactions, the fairness opinion, the merger exchange ratio collar, and the potential strategic advantages of expanding into the Korean-American business community, we believe the private placement and merger agreement warrant shareholder support.

05/19/04 - A	Hanmi Financial Corporation *HAFC*		410495105			04/05/04		369
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director M. Christian Mitchell		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jae Whan Yoo		For
	2	Increase Authorized Common Stock		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Hanover Compressor Co. *HC*		410768105			03/31/04		2,757
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/23/04 - A	Harbor Florida Bancshares, Inc. *HARB*		411901101			12/05/03		589
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Harleysville Group, Inc. *HGIC*		412824104			03/03/04		1,387
	1	Elect Directors		For	For		Mgmt

04/13/04 - A	Harleysville National Corp. *HNBC*		412850109			02/25/04		1,122
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Walter R. Bateman, II		For
We recommend a vote FOR the directors.
	1.2	Elect Director LeeAnn B. Bergey		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.61 percent is within the allowable cap for this company of 12.17 percent.

05/20/04 - A	Harvest Natural Resource, Inc *HNR*		41754V103			03/26/04		1,603
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen D. Chesebro’		For
	1.2	Elect Director John U. Clarke		For
	1.3	Elect Director Byron A. Dunn		For
	1.4	Elect Director H.H. Hardee		For
	1.5	Elect Director Peter J. Hill		For
	1.6	Elect Director Patrick M. Murray		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.09 percent is within the allowable cap for this company of 10.26 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Haverty Furniture Companies, Inc. *HVT*		419596101			03/08/04		635
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clarence H. Ridley		For
For the holders of common stock, we recommend a vote FOR all the directors. For the holders of Class A common stock, we also recommend a vote FOR all the directors.
	1.2	Elect Director John T. Glover		For
	1.3	Elect Director Rawson Haverty, Jr.		For
	1.4	Elect Director Fred L. Schuermann		For
	1.5	Elect Director Ben M. Haverty		For
	1.6	Elect Director Mylle H. Mangum		For
	1.7	Elect Director Clarence H. Smith		For
	1.8	Elect Director Al Trujillo		For
	1.9	Elect Director F.S. Mcgaughey, III		For
	1.10	Elect Director L. Phillip Humann		For
	1.11	Elect Director Terence F. McGuirk		For
	1.12	Elect Director Vicki R. Palmer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.38 percent is within the allowable cap for this company of 13.79 percent. Additionally, this plan expressly forbids repricing.

05/25/04 - S	Hawthorne Financial Corp.		420542102			04/02/04		547
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the compelling strategic rationale, the reasonable market premium paid by CCBI, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, and the valuation work done by the company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/12/04 - A	Headwaters Incorporated *HDWR*		42210P102			01/21/04		1,226
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director R. Sam Christensen		For
	1.2	Elect Director William S. Dickinson		For
	1.3	Elect Director Malyn K. Malquist		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.24 percent is within the allowable cap for this company of 19.97 percent. Additionally, this plan expressly forbids repricing.

05/06/04 - A	Health Care REIT, Inc. *HCN*		42217K106			03/11/04		2,254
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas J. DeRosa		For
We recommend a vote FOR the directors with the exception of affiliated outsider Bruce G. Thompson. We recommend that shareholders WITHHOLD votes from Bruce G. Thompson for poor attendance.
	1.2	Elect Director Jeffrey H. Donahue		For
	1.3	Elect Director Bruce G. Thompson		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Healthcare Services Group, Inc. *HCSG*		421906108			04/09/04		582
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Mccartney		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Robert L. Frome, Esq., and insiders Daniel P. McCartney, Joseph F. McCartney, and Thomas A. Cook. We recommend that shareholders WITHHOLD votes from Robert L. Frome, Esq., Daniel P. McCartney, Joseph F. McCartney, and Thomas A. Cook for failure to establish a majority independent board.

	1.2	Elect Director Barton D. Weisman		For
	1.3	Elect Director Joseph F. Mccartney		Withhold
	1.4	Elect Director Robert L. Frome		Withhold
	1.5	Elect Director Thomas A. Cook		Withhold
	1.6	Elect Director Robert J. Moss		For
	1.7	Elect Director John M. Briggs		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	HealthExtras, Inc. *HLEX*		422211102			04/22/04		678
	1	Elect Directors		For	For		Mgmt
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.61 percent is within the allowable cap for this company of 19.93 percent.
	4	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Heartland Express, Inc. *HTLD*		422347104			03/10/04		1,377
	1	Elect Directors		For	For		Mgmt

05/19/04 - A	Heartland Financial USA, Inc. *HTLF*		42234Q102			03/22/04		343
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark C. Falb		For
We recommend a vote FOR the directors.
	1.2	Elect Director John K. Schmidt		For
	1.3	Elect Director Ronald A. Larson		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Hecla Mining Co. *HL*		422704106			03/11/04		4,790
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ted Crumley		For
	1.2	Elect Director Charles L. McAlpine		For
	1.3	Elect Director Jorge E. Ordonez C.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.32 percent is within the allowable cap for this company of 8.97 percent. In 2003, the company granted over 25 percent of its total grants to its top five named executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/16/04 - A	HEICO Corporation *HEI*		422806109			01/20/04		646
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Samuel L. Higginbottom		For
We recommend a vote FOR the directors.
	1.2	Elect Director Wolfgang Mayrhuber		For
	1.3	Elect Director Laurans A. Mendelson		For
	1.4	Elect Director Eric A. Mendelson		For
	1.5	Elect Director Victor H. Mendelson		For
	1.6	Elect Director Albert Morrison, Jr.		For
	1.7	Elect Director Dr. Alan Schriesheim		For

03/16/04 - A	HEICO Corporation *HEI*		422806208			01/20/04		64
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Samuel L. Higginbottom		For
We recommend a vote FOR the directors.
	1.2	Elect Director Wolfgang Mayrhuber		For
	1.3	Elect Director Laurans A. Mendelson		For
	1.4	Elect Director Eric A. Mendelson		For
	1.5	Elect Director Victor H. Mendelson		For
	1.6	Elect Director Albert Morrison, Jr.		For
	1.7	Elect Director Dr. Alan Schriesheim		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Heidrick & Struggles International, Inc. *HSII*		422819102			04/02/04		678
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard I. Beattie		For
We recommend a vote FOR the directors.
	1.2	Elect Director John A. Fazio		For
	1.3	Elect Director Thomas J. Friel		For
	1.4	Elect Director Antonio Borges		For

04/28/04 - A	Helix Technology Corp. *HELX*		423319102			03/08/04		1,188
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gideon Argov		For

We recommend a vote FOR the directors with the exception of affiliated outsider Frank Gabron. We recommend that shareholders WITHHOLD votes from Frank Gabron for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Frank Gabron		Withhold
	1.3	Elect Director Robert H. Hayes		For
	1.4	Elect Director Robert J. Lepofsky		For
	1.5	Elect Director Marvin G. Schorr		For
	1.6	Elect Director Alfred Woollacott, III		For
	1.7	Elect Director Mark S. Wrighton		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.37 percent is within the allowable cap for this company of 13.14 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted 47 percent of its total stock grants to the top five named execuitves as stated in the Summary Compensation Table.

05/12/04 - A	Hercules Inc. *HPC*		427056106			03/22/04		4,120
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Craig A. Rogerson		For
	1.2	Elect Director John C. Hunter, III		For
	1.3	Elect Director Robert D. Kennedy		For
	2	Amend Articles to Elect Directors by Plurality Vote		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Conclusion ISS supports the general notion that shareholders should have greater choice in director elections and greater input in the nomination process. Given that: (i) plurality voting is the currently accepted standard for the election of directors of publicly traded companies, (ii) requiring a majority vote of the outstanding shares could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares can in effect provide for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) a majority voting threshold may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, ISS believes that management’s proposal towards a plurality voting system warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt
	4	Amend Articles to Provide Shareholders with Right to Act by Written Consent and Call Special Meetings		For	For		Mgmt

Conclusion If this proposal is implemented, shareholders would have greater ability to remove directors or initiate shareholder resolutions without waiting for the next scheduled meeting. Shareholders could also find it easier to respond to a beneficial offer as a bidder who already owns shares would have the option to call a special meeting. ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

05/27/04 - A	Heritage Commerce Corp. *HTBK*		426927109			04/01/04		400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Frank G. Bisceglia		For
	1.2	Elect Director Anneke Dury		For
	1.3	Elect Director Louis ‘Lon’ O. Normandin		For
	1.4	Elect Director Humphrey P. Polanen		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.06 percent is within the allowable cap for this company of 13.37 percent.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Heritage Financial Corp. *HFWA*		42722X106			03/10/04		171
	1	Elect Directors		For	For		Mgmt

05/07/04 - A	Heritage Property Investment Trust Inc *HTG*		42725M107			03/12/04		920
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph L. Barry		For

We recommend a vote FOR the directors with the exception of affiliated outsider Kevin C. Phelan. We recommend that shareholders WITHHOLD votes from Kevin C. Phelan for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Richard C. Garrison		For
	1.3	Elect Director David W. Laughton		For
	1.4	Elect Director Kevin C. Phelan		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

01/15/04 - A	Herley Industries, Inc. *HRLY*		427398102			11/21/03		293
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lee N. Blatt as Class I Director		Withhold

We recommend a vote FOR the directors with the exception of insider Lee N. Blatt. We recommend that shareholders WITHHOLD votes from Lee N. Blatt for failure to establish an independent nominating committee.

	1.2	Elect Director Admiral Edward K. Walker, Jr. (Ret.) as Class I Director		For
	1.3	Elect Director Dr. Edward A. Bogucz as Class II Director		For
	1.4	Elect Director Admiral Robert M. Moore (Ret.) as Class III Director		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Hexcel Corp. *HXL*		428291108			04/12/04		926
	1	Elect Directors		For	For		Mgmt
	2	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

06/02/04 - A	Hibbett Sporting Goods, Inc. *HIBB*		428565105			04/05/04		463
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carl Kirkland		For
	1.2	Elect Director Michael J. Newsome		For
	1.3	Elect Director Thomas A. Saunders, III		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.53 percent is within the allowable cap for this company of 15.96 percent. Additionally, this plan expressly forbids repricing.

04/26/04 - A	Hickory Tech Corp. *HTCO*		429060106			03/01/04		463
	1	Elect Directors		For	For		Mgmt

05/18/04 - A	Highwoods Properties, Inc. *HIW*		431284108			03/15/04		2,436
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward J. Fritsch		For
	1.2	Elect Director Lawrence S. Kaplan		For
	1.3	Elect Director L. Glenn Orr, Jr.		For
	1.4	Elect Director William E. Graham, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Hilb Rogal & Hobbs Co *HRH*		431294107			03/15/04		1,423
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.S.M. French		For

We recommend a vote FOR the directors with the exception of Robert S. Ukrop and Robert Lockhart. We recommend that shareholders WITHHOLD votes from Robert S. Ukrop for standing as an affiliated outsider on the Nominating Committee and from Robert Lockhart and Robert Ukrop for failure to establish a majority independent board.

	1.2	Elect Director Robert B. Lockhart		Withhold
	1.3	Elect Director Anthony F. Markel		For
	1.4	Elect Director Robert S. Ukrop		Withhold
	2	Change Company Name		For	For		Mgmt
	3	Approve Deferred Compensation Plan		For	For		Mgmt

No shares are being reserved under this plan. The plan does not result in shareholder value transfer. Instead, it merely alters the medium through which non-employee directors are paid. By giving directors the option to receive all or a portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders. We believe that aligning the interests of the company’s non-employee directors with those of shareholders is in the best interests of shareholders.

	4	Approve Employee Stock Purchase Plan		For	Against		Mgmt

Stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. In this case, the shares to be purchased under the plan will be purchased in the open market. Since the number of shares reserved under the plan is specified, we cannot determine the dilutive effect of the plan on shareholders’ voting power. Large number of shares reserved would cause excessive voting power dilution. As such, we recommend a vote AGAINST this proposal.

	5	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - A	Hollis-Eden Pharmaceuticals, Inc. *HEPH*		435902101			04/22/04		393
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 24.69 percent is above the allowable cap for this company of 16.24 percent.
	3	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Holly Corp. *HOC*		435758305			03/25/04		438
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director B.P. Berry		For

We recommend a vote FOR the directors with the exceptions of insiders Matthew P. Clifton, W. John Glancy, Lamar Norsworthy, affiliated outsiders William J. Gray, Marcus R. Hickerson and Jack P. Reid. We recommend that shareholders WITHHOLD votes from Marcus R. Hickerson for failure to establish a majority independent board, for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and Matthew P. Clifton, W. John Glancy, William J. Gray, Lamar Norsworthy and Jack P. Reid for failure to establish a majority independent board.

	1.2	Elect Director M.P. Clifton		Withhold
	1.3	Elect Director W.J. Glancy		Withhold
	1.4	Elect Director W.J. Gray		Withhold
	1.5	Elect Director M.R. Hickerson		Withhold
	1.6	Elect Director T.K. Matthews		For
	1.7	Elect Director R.G. Mckenzie		For
	1.8	Elect Director L. Norsworthy		Withhold
	1.9	Elect Director J.P. Reid		Withhold
	1.10	Elect Director P.T. Stoffel		For
	2	Increase Authorized Common Stock		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/01/04 - A	Hologic, Inc. *HOLX*		436440101			01/13/04		791
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Cumming		For
	1.2	Elect Director Irwin Jacobs		For
	1.3	Elect Director David R. LaVance, Jr.		For
	1.4	Elect Director Nancy L. Leaming		For
	1.5	Elect Director Glenn P. Muir		For
	1.6	Elect Director William A. Peck		For
	1.7	Elect Director Jay A. Stein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 15.10 percent is above the allowable cap for this company of 11.85 percent. However, the amendments would allow the company to take advantage of tax benefits under 162(m).

05/04/04 - A	Home Properties Inc *HME*		437306103			03/10/04		1,446
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/28/04 - A	Homestore Inc. *HOMS*		437852106			05/10/04		4,625
	1	Elect Directors		For	For		Mgmt

03/30/04 - A	Hooker Furniture Corp. *HOFT*		439038100			02/17/04		398
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul B. Toms, Jr.		Withhold

We recommend a vote FOR the directors with the exceptions of A. Frank Hooker, Jr., John L. Gregory, III, and all insiders and affiliated outsiders. We recommend that shareholders WITHHOLD votes from A. Frank Hooker, Jr. and John L. Gregory, III for standing as affiliated outsiders on the Compensation and Nominating Committees, and WITHHOLD votes from all insiders and affiliated outsiders because the board is not majority independent.

	1.2	Elect Director Douglas C. Williams		Withhold
	1.3	Elect Director J. Clyde Hooker, Jr.		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director W. C. Beeler, Jr.		For
	1.5	Elect Director Alan D. Cole		For
	1.6	Elect Director John L. Gregory, III		Withhold
	1.7	Elect Director Irving M. Groves, Jr		For
	1.8	Elect Director A. Frank Hooker, Jr.		Withhold
	1.9	Elect Director Robert A. Taylor		For
	1.10	Elect Director L. Dudley Walker		For
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Hooper Holmes, Inc. *HH*		439104100			04/09/04		3,018
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James M. McNamee		For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth R. Rossano		For
	1.3	Elect Director G. Earle Wight		For
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Horace Mann Educators Corp. *HMN*		440327104			03/26/04		1,781
	1	Elect Directors		For	For		Mgmt

06/17/04 - A	Hot Topic, Inc. *HOTT*		441339108			04/21/04		2,146
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Hudson Highland Group, Inc. *HHGP*		443792106			03/10/04		389
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jon Chait		For
	1.2	Elect Director Jennifer Laing		For
	1.3	Elect Director Nicholas G. Moore		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.61 percent is within the allowable cap for this company of 19.58 percent. In 2003, the company granted over 33 percent of its total stock grants to the top five named officers.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Hughes Supply, Inc. *HUG*		444482103			03/26/04		1,395
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John D. Baker II		For
	1.2	Elect Director Dale E. Jones		For
	1.3	Elect Director William P. Kennedy		For
	1.4	Elect Director Patrick J. Knipe		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/19/04 - A	Hungarian Telephone & Cable Corp. *HTC*		445542103			04/05/04		142
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ole Bertram		Withhold

We recommend a vote FOR the directors with the exception of insider Ole Bertram. We recommend that shareholders WITHHOLD votes from Ole Bertram for failure to establish an independent nominating committee.

	1.2	Elect Director Daryl A. Ferguson		For
	1.3	Elect Director Thomas Gelting		For
	1.4	Elect Director Torben V. Holm		For
	1.5	Elect Director John B. Ryan		For
	1.6	Elect Director William E. Starkey		For
	1.7	Elect Director Leonard Tow		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.11 percent is within the allowable cap for this company of 16.79 percent. Additionally, this plan expressly forbids repricing.

Equity grants including stock options and restricted stock and other forms of long-term incentive awards to top three named executive officers is 84.62 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top three executives.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/28/04 - A	Hutchinson Technology Incorporated *HTCH*		448407106			12/04/03		813
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director W. Thomas Brunberg		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsiders Richard B. Solum, R. Frederick McCoy, Jr., Russell Huffer, and W. Thomas Brunberg. We recommend that shareholders WITHHOLD votes from R. Frederick McCoy, Jr. for poor attendance and Audit Committee members Richard B. Solum, Russell Huffer, and W. Thomas Brunberg for paying excessive non-audit fees.

	1.2	Elect Director Archibald Cox, Jr.		For
	1.3	Elect Director Wayne M. Fortun		For
	1.4	Elect Director Jeffrey W. Green		For
	1.5	Elect Director Russell Huffer		Withhold
	1.6	Elect Director R. Frederick McCoy, Jr.		Withhold
	1.7	Elect Director William T. Monahan		For
	1.8	Elect Director Richard B. Solum		Withhold
	2	Ratify Auditors		For	Against		Mgmt

05/18/04 - A	Hydril Company *HYDL*		448774109			03/23/04		627
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kenneth S. McCormick		For

We recommend a vote FOR Kenneth S. McCormick but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsider Lew O. Ward for poor attendance, and from insider Christopher T. Seaver for failure to establish an independent nominating committee.

	1.2	Elect Director Christopher T. Seaver		Withhold
	1.3	Elect Director Lew O. Ward		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Hypercom Corp. *HYC*		44913M105			04/02/04		996
	1	Elect Directors		For	For		Mgmt

04/28/04 - A	IBERIABANK Corp. *IBKC*		450828108			03/16/04		325
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Elaine D. Abell		For
We recommend a vote FOR the directors.
	1.2	Elect Director William H. Fenstermaker		For
	1.3	Elect Director Larrey G. Mouton		For
	1.4	Elect Director O. Miles Pollard		For
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	IBT Bancorp, Inc. *IRW*		44923F108			03/02/04		118
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Rebich, Jr.		For

We recommend a vote FOR the directors with the exception of insider Charles G. Urtin. We recommend that shareholders WITHHOLD votes from Charles G. Urtin for failure to establish an independent nominating committee.

	1.2	Elect Director Grant J. Shevchik		For
	1.3	Elect Director Charles G. Urtin		Withhold
	1.4	Elect Director John N. Brenzia		For
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	ICT Group, Inc. *ICTG*		44929Y101			04/02/04		256
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bernard Somers		For
Vote FOR the directors.
	1.2	Elect Director Seth J. Lehr		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plan is 13.05 percent, which is within the allowable cap for this company of 15.48 percent. Note that the aggregate number of options granted to the company’s top executives in 2003 represents 98.04 percent of the total options granted in that year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	ICU Medical, Inc. *ICUI*		44930G107			04/05/04		452
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George A. Lopez, M.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert S. Swinney, M.D.		For
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	IDACORP, Inc. *IDA*		451107106			04/01/04		1,720
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rotchford L. Barker		For
	1.2	Elect Director Jon H. Miller		For
	1.3	Elect Director Robert A. Tinstman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Charitable Contributions		Against	Against		ShrHoldr
ISS believes that an additional report on the company’s charitable contributions is an unnecessary cost that will be of little benefit to shareholders.

03/23/04 - A	IDEX Corp. *IEX*		45167R104			02/17/04		1,230
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul E. Raether		Withhold
	1.2	Elect Director Neil A. Springer		For
	1.3	Elect Director Dennis K. Williams		For
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	IDX Systems Corp. *IDXC*		449491109			03/23/04		821
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert H. Hoehl		Withhold

We recommend a vote FOR Stuart H. Altman, Ph.D., but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider Mark F. Wheeler, M.D. and affiliated outsider Robert H. Hoehl for failure to establish a majority independent board.

	1.2	Elect Director Stuart H. Altman, Ph.D.		For
	1.3	Elect Director Mark F. Wheeler, M.D.		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	iGate Corporation *IGTE*		45169U105			03/31/04		813
	1	Elect Directors		For	For		Mgmt

02/13/04 - S	IGEN International, Inc.		449536101			12/18/03		643
	1	Approve Merger Agreement		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 15.90 percent is within the allowable cap for this company of 19.45 percent. Additionally, this plan expressly forbids repricing.

05/25/04 - A	IHOP Corp. *IHP*		449623107			03/26/04		904
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	IMAGISTICS INTERNATIONAL INC *IGI*		45247T104			03/15/04		736
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	IMC Global Inc. *IGL*		449669100			03/31/04		5,764
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/17/04 - A	IMPAC MED SYS INC *IMPC*		45255A104			12/31/03		286
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James P. Hoey		Withhold

We recommend a vote FOR the directors with the exception of James P. Hoey. We recommend that shareholders WITHHOLD votes from James P. Hoey for failure to establish an independent nominating committee.

	1.2	Elect Director Christopher M. Rose		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
Vote Recommendation The total cost of the company’s plans of 47.58 percent is above the allowable cap for this company of 19.87 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Impac Mortgage Holdings, Inc. *IMH*		45254P102			04/02/04		3,265
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph R. Tomkinson		For

We recommend a vote FOR the directors with the exception of affiliated outsider Stephan R. Peers. We recommend that shareholders WITHHOLD votes from Stephan R. Peers for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director William S. Ashmore		For
	1.3	Elect Director James Walsh		For
	1.4	Elect Director Frank P. Filipps		For
	1.5	Elect Director Stephan R. Peers		Withhold
	1.6	Elect Director William E. Rose		For
	1.7	Elect Director Leigh J. Abrams		For
	2	Amend Charter		For	For		Mgmt

The company is proposing this amendment in connection with the listing of its shares on the NYSE. According to the company NYSE disallows voiding transactions settled through its facilities. Given the company’s need to comply with NYSE requirements, ISS recommends a vote FOR this proposal.

05/17/04 - A	Impax Laboratories, Inc. *IPXL*		45256B101			04/07/04		1,396
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Inamed Corp. *IMDC*		453235103			04/12/04		1,243
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nicholas L. Teti		For

We recommend a vote FOR the directors with the exception of affiliated outsider Malcolm R. Currie, Ph.D.. We recommend that shareholders WITHHOLD votes from Malcolm R. Currie, Ph.D. for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director James E. Bolin		For
	1.3	Elect Director Malcolm R. Currie, Ph.D.		Withhold
	1.4	Elect Director John C. Miles II		For
	1.5	Elect Director Mitchell S. Rosenthal, M.D.		For
	1.6	Elect Director Joy A. Amundson		For
	1.7	Elect Director Terry E. Vandewarker		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.06 percent is within the allowable cap for this company of 15.50 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Restricted Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.69 percent is within the allowable cap for this company of 15.50 percent.
	5	Ratify Auditors		For	For		Mgmt
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/25/04 - A	INCYTE CORP. *INCY*		45337C102			04/05/04		3,813
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/18/04 - A	Independence Holding Co. *IHC*		453440307			04/30/04		152
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Larry R. Graber		Withhold

We recommend a vote FOR the directors with the exception of insiders Roy T.K. Thung, Edward Netter, Larry R. Graber and Steven B. Lapin. We recommend that shareholders WITHHOLD votes from Edward Netter for standing as an insider on the Compensation Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Roy T.K. Thung, Steven B. Lapin, and Larry R. Graber for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Allan C. Kirkman		For
	1.3	Elect Director Steven B. Lapin		Withhold
	1.4	Elect Director Edward Netter		Withhold
	1.5	Elect Director Robert P. Ross, Jr.		For
	1.6	Elect Director James G. Tatum		For
	1.7	Elect Director Roy T.K. Thung		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Independent Bank Corp. *INDB*		453836108			02/27/04		551
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director W. Paul Clark		For

We recommend a vote FOR the directors with the exception of affiliated outsider John H. Spurr, Jr. We recommend that shareholders WITHHOLD votes from John H. Spurr, Jr. for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Benjamin A. Gilmore, II		For
	1.3	Elect Director Christopher Oddleifson		For
	1.4	Elect Director John H. Spurr, Jr.		Withhold

04/23/04 - A	Independent Bank Corp. (MI) *IBCP*		453838104			02/24/04		824
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jeffrey A. Bratsburg		Withhold
We recommend a vote FOR Charles C. Van Loan, but WITHHOLD votes from Jeffrey A. Bratsburg for standing as an affiliated outsider on the Compensation and Nominating committees.
	1.2	Elect Director Charles C. Van Loan		For

03/09/04 - A	Indevus Pharmaceuticals, Inc. *IDEV*		454072109			01/23/04		1,516
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glenn L. Cooper, M.D.		For

We recommend a vote FOR the directors with the exception of affiliated outsider David B. Sharrock. We recommend that shareholders WITHHOLD votes from David B. Sharrock for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Harry J. Gray		For
	1.3	Elect Director Stephen C. McCluski		For
	1.4	Elect Director Cheryl P. Morley		For
	1.5	Elect Director Malcolm Morville, Ph.D.		For
	1.6	Elect Director Lee J. Schroeder		For
	1.7	Elect Director David B. Sharrock		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.44 percent is within the allowable cap for this company of 15.49 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Inet Technologies, Inc. *INET*		45662V105			04/01/04		529
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	INFINITY PROPERTY & CASUALTY CORP *IPCC*		45665Q103			04/08/04		586
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Gober		For
	1.2	Elect Director Gregory G. Joseph		For
	1.3	Elect Director Harold E. Layman		For
	1.4	Elect Director Samuel J. Weinhoff		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	InFocus Corp. *INFS*		45665B106			03/01/04		1,695
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Informatica Corporation *INFA*		45666Q102			04/05/04		3,404
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janice D. Chaffin		For
Vote FOR the directors.
	1.2	Elect Director Carl J. Yankowski		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 16.23 percent, which is within the allowable cap for this company of 18.13 percent.
	3	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Information Holdings Inc. *IHI*		456727106			03/01/04		518
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/10/04 - A	InfoSpace Inc. *INSP*		45678T201			03/12/04		1,145
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	InfoUSA Inc. *IUSA*		456818301			03/10/04		1,145
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Harold W. Anderson		For
We recommend that shareholders vote FOR Harold W. Andersen, but WITHHOLD votes from Elliot S. Kaplan. We recommend that shareholders WITHHOLD votes from Elliot S. Kaplan for poor attendance.
	1.2	Elect Director Elliot S. Kaplan		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/17/04 - A	Ingles Markets, Inc. *IMKTA*		457030104			01/05/04		974
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director John O. Pollard		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from J. Alton Wingate, Charles L. Gaither, Jr., and John O. Pollard for failure to establish an independent nominating committee. We also recommend that shareholders WITHHOLD votes from J. Alton Wingate and John O. Pollard for standing as affiliated outsiders on the Audit/Compensation Committee.

	1.2	Elect Director Alton Wingate		Withhold
	1.3	Elect Director Charles L. Gaither, Jr.		Withhold
	2	Proposal to Adopt Transferee Amendment Regarding the transfer of Common Stock		For	Against		Mgmt

05/05/04 - A	Innkeepers USA Trust *KPA*		4576J0104			03/01/04		1,028
	1	Elect Directors		For	For		Mgmt

01/20/04 - A	Innovex, Inc. *INVX*		457647105			12/03/03		741
	1	Approve Decrease in Size of Board		For	For		Mgmt

In this case, the proposal is not being put forth to force a dissident member off the board. It would preclude an arbitrary increase in board size, and it may enable the board to operate more efficiently.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Thomas W. Haley		For
We recommend a vote FOR the directors with the exception of Allen Andersen, from whom we recommend shareholders WITHHOLD votes for poor attendance.
	2.2	Elect Director Allen Andersen		Withhold
	2.3	Elect Director Elick Eugene Hawk		For
	2.4	Elect Director William P. Murnane		For
	2.5	Elect Director Raj K. Nooyi		For
	3	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 11.92 percent is within the allowable cap for this company of 19.30 percent.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	Input/Output, Inc. *IO*		457652105			05/06/04		2,060
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Franklin Myers		Withhold

We recommend that shareholders vote FOR Bruce S. Appelbaum, but WITHHOLD votes from Franklin Myers. We recommend that shareholders WITHHOLD votes from Franklin Myers for failing to remove a dead-hand provision in the company’s poison pill.

	1.2	Elect Director Bruce S. Appelbaum		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.09 percent is within the allowable cap for this company of 19.55 percent.
	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Insight Communications Company, Inc. *ICCI*		45768V108			03/19/04		1,934
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sidney R. Knafel		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Daniel S. O’Connell, James S. Marcus and Thomas L. Kempner. We recommend that shareholders WITHHOLD votes from Compensation Committee members Daniel S. O’Connell and James S. Marcus for the disconnect between company’s stock performance and the CEO’s compensation. We also recommend that shareholders WITHHOLD votes from Compensation Committee member Thomas L. Kempner for sitting on more than six boards and for the disconnect between company’s stock performance and the CEO’s compensation.

	1.2	Elect Director Michael S. Willner		For
	1.3	Elect Director Dinni Jain		For
	1.4	Elect Director Thomas L. Kempner		Withhold
	1.5	Elect Director Geraldine B. Laybourne		For
	1.6	Elect Director James S. Marcus		Withhold
	1.7	Elect Director Daniel S. O’Connell		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Insight Enterprises, Inc. *NSIT*		45765U103			03/04/04		2,045
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Insituform Technologies, Inc. *INSU*		457667103			03/01/04		930
	1	Elect Directors		For	For		Mgmt

06/10/04 - A	Inspire Pharmaceuticals *ISPH*		457733103			04/12/04		1,276
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Christy L. Shaffer		Withhold

We recommend a vote FOR Richard Kent, but WITHHOLD votes from insider Christy L. Shaffer. We recommend that shareholders WITHHOLD votes from Christy L. Shaffer for standing as an insider on the Nominating Committee.

	1.2	Elect Director Richard Kent		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 13.10 percent is within the allowable cap for this company of 13.84 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	Insurance Auto Auctions, Inc. *IAAI*		457875102			04/20/04		418
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Integra Bank Corp. *IBNK*		45814P105			02/20/04		630
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Dr. H. Ray Hoops		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Robert D. Vance for standing as an affiliated outsider on the Nominating Committee and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and from independent outsiders Dr. H. Ray Hoops, Ronald G. Reherman and Robert W. Swan for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Ronald G. Reherman		Withhold
	1.3	Elect Director Robert W. Swan		Withhold
	1.4	Elect Director Robert D. Vance		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Integra LifeSciences Holdings Corp. *IART*		457985208			04/05/04		824
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David C. Auth		For

We recommend a vote FOR the directors with the exception of affiliated outsider Richard E. Caruso. We recommend that shareholders WITHHOLD votes from Richard E. Caruso for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Keith Bradley		For
	1.3	Elect Director Richard E. Caruso		Withhold
	1.4	Elect Director Stuart M. Essig		For
	1.5	Elect Director Neal Moszkowski		For
	1.6	Elect Director James M. Sullivan		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/14/04 - A	Integral Systems, Inc. *ISYS*		45810H107			02/12/04		387
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven R. Chamberlain		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Thomas L. Gough and Steven R. Chamberlain. We recommend that shareholders WITHHOLD votes from insiders Thomas L. Gough and Steven R. Chamberlain for failure to establish an independent nominating committee.

	1.2	Elect Director Thomas L. Gough		Withhold
	1.3	Elect Director Dominic A. Laiti		For
	1.4	Elect Director R. Doss Mccomas		For
	1.5	Elect Director Bonnie K. Wachtel		For

01/22/04 - A	Integrated Electrical Services, Inc. *IES*		45811E103			11/26/03		904
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

02/27/04 - A	Integrated Silicon Solution, Inc. *ISSI*		45812P107			12/31/03		1,084
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jimmy S.M. Lee		For
We recommend a vote FOR the directors.
	1.2	Elect Director Gary L. Fischer		For
	1.3	Elect Director Lip-Bu Tan		For
	1.4	Elect Director Hide L. Tanigami		For
	1.5	Elect Director Chun Win Wong		For
	1.6	Elect Director Bruce A. Wooley		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	InteliData Technologies Corp. *INTD*		45814T107			04/01/04		2,605
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

12/26/03 - A	INTELLISYNC CORP *SYNC*		745887109			11/21/03		1,332
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the potential strategic synergies and the anticipated strategic benefits, we believe the merger agreement warrants shareholder support.
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 80,000,000 shares is below the allowable threshold of 124,000,000 shares.
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director Woodson Hobbs		Withhold

We recommend a vote FOR the directors with the exception of Woodson Hobbs. We recommend that shareholders WITHHOLD votes from Woodson Hobbs for failure to establish an independent nominating committee.

	3.2	Elect Director Michael M. Clair		For
	3.3	Elect Director Michael J. Praisner		For
	3.4	Elect Director Kirsten Berg-Painter		For
	4	Ratify Auditors		For	For		Mgmt
	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Inter-Tel, Inc. *INTL*		458372109			03/05/04		846
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven G. Mihaylo		For
	1.2	Elect Director J. Robert Anderson		For
	1.3	Elect Director Jerry W. Chapman		For
	1.4	Elect Director Gary D. Edens		For
	1.5	Elect Director C. Roland Haden		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/24/04 - PC	InterCept, Inc. *ICPT*		45845L107			04/15/04		716
Management Proxy (WHITE CARD)
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Collins		For
We recommend a vote FOR the directors.
	1.2	Elect Director Arthur G. Weiss		For
	2	Amend Articles/Bylaws/Charter-Non-Routine		Against	For		Mgmt
We believe that shareholders should have the ability to remove directors with or without cause, by a majority vote.
	3	Amend Articles/Bylaws/Charter-Non-Routine		Against	For		Mgmt
	4	Amend Articles/Bylaws/Charter-Non-Routine		Against	Against		Mgmt
We do not support this amendment.
Dissident Proxy (GOLD CARD)
	1	Elect Directors (Opposition Slate)		For	None		Mgmt
	2	Give Shareholders Greater Power to Remove Directors		For	None		Mgmt
	3	Let Shareholders Fill Vacancies on the Board of Directors		For	None		Mgmt
	4	Lower the Threshold for Shareholders to Call Special Meetings		For	None		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Interchange Financial Services Corp. *IFCJ*		458447109			03/12/04		443
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Anthony D. Andora		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Benjamin Rosenzweig and Anthony D. Andora. We recommend that shareholders WITHHOLD votes from Benjamin Rosenzweig and Anthony D. Andora for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director Gerald A. Calabrese, Jr.		For
	1.3	Elect Director David R. Ficca		For
	1.4	Elect Director Nicholas R. Marcalus		For
	1.5	Elect Director Benjamin Rosenzweig		Withhold
	1.6	Elect Director John A. Schepisi		For
	1.7	Elect Director Joseph C. Parisi		For
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Interface, Inc. *IFSIA*		458665106			03/15/04		1,907
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dianne Dillon-Ridgley		For
We recommend a vote FOR the directors.
	1.2	Elect Director June M. Henton		For
	1.3	Elect Director Christopher G. Kennedy		For
	1.4	Elect Director James B. Miller, Jr.		For
	1.5	Elect Director Thomas R. Oliver		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Intergraph Corp. *INGR*		458683109			03/17/04		1,686
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.01 percent is within the allowable cap for this company of 19.77 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

	4	Amend Omnibus Stock Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

	6	Ratify Auditors		For	For		Mgmt

06/17/04 - S	International Multifoods Corp.		460043102			05/03/04		799
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - S	Interpore International, Inc.		46062W107			05/05/04		811
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Although we have concerns about the lack of a full auction process, based on the sensible strategic rationale, the significant market premium, the poor financial and operating performance trends of the company and the valuation work of the company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt
ISS Conclusion: Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/10/04 - A	Interwoven, Inc. *IWOV*		46114T508			04/16/04		1,821
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Intrado Inc *TRDO*		46117A100			04/12/04		673
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	Intuitive Surgical Inc *ISRG*		46120E602			04/05/04		1,260
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	Invacare Corp. *IVC*		461203101			04/01/04		1,184
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Inveresk Research Group, Inc *IRGI*		461238107			03/26/04		1,330
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.87 percent is within the allowable cap for this company of 19.45 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Inverness Medical Innovations Inc *IMA*		46126P106			04/01/04		523
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	Investment Technology Group, Inc. *ITG*		46145F105			03/08/04		2,045
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/25/04 - S	InVision Technologies, Inc. *INVN*		461851107			05/14/04		866
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: ISS prefers that insiders refrain from participating in the negotiations process. However, we believe that the market premium, fairness opinion and certainty of completion of the merger agreement justify shareholder support of the transaction.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/25/04 - A	Iomega Corp. *IOM*		462030305			03/29/04		2,202
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert P. Berkowitz		For
	1.2	Elect Director Bruce B. Darling		For
	1.3	Elect Director Stephen N. David		For
	1.4	Elect Director Margaret L. Hardin		For
	1.5	Elect Director Werner T. Heid		For
	1.6	Elect Director John E. Nolan		For
	2	Amend Stock Option Plan		For	For		Mgmt
This proposal does not have any effect on the shareholder value transfer nor on the voting power dilution. It is proposed for administrative purposes. As such, we recommend a vote FOR the proposal.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
This proposal does not have any effect on the shareholder value transfer nor on the voting power dilution. It is proposed for administrative purposes. As such, we recommend a vote FOR the proposal.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/11/04 - S	Ionics, Inc. *ION*		462218108			12/22/03		655
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation Assuming both amendments would be in place, i.e., increasing the number of reserved shares by 1.2 million and allowing for grants of restricted stock, the combined cost of the company’s plans would be 13.09 percent, which is above the allowable cap of 12.32 percent for this company. Assuming only the first amendment is implemented (increase in shares), the total cost of the company’s plans of 11.95 percent is within the allowable cap for this company of 12.32 percent. This cost estimate does not assume that restricted stock grants can be made under the plan. Additionally, this plan forbids repricing. Therefore, we recommend in favor of this plan amendment only, because it allows for the highest value transfer below the allowable cap.

	4	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation Assuming both amendments would be in place, i.e., increasing the number of reserved shares by 1.2 million and allowing for grants of restricted stock, the combined cost of the company’s plans would be 13. 09 percent, which is above the allowable cap of 12.32 percent for this company. Assuming only the second amendment is implemented (allow for restricted stock grants), the total cost of the company’s plans of 10.15 percent is within the allowable cap for this company of 12.32 percent. This cost estimate does not assume that the number of shares reserved will be increased under the plan. Additionally, this plan forbids repricing. However, we do not recommend in favor of this plan amendment, since we recommended in favor of Item 3, which allows for the highest value transfer below the allowable cap.

05/06/04 - A	Ionics, Inc. *ION*		462218108			03/19/04		799
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	IPayment, Inc *IPMT*		46262E105			04/22/04		282
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/08/04 - A	Irwin Financial Corp. *IFC*		464119106			02/19/04		700
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sally A. Dean		For
We recommend a vote FOR the directors.
	1.2	Elect Director William H. Kling		For
	1.3	Elect Director Lance R. Odden		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote RecommendationThe total cost of the company’s plans of 14.40 percent is above the allowable cap for this company of 5.12 percent. Additionally, ISS notes the high ratio of 36.4 percent of total grants to named executives in the past fiscal year.

	3	Approve Outside Director Stock Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/26/04 - A	Isis Pharmaceuticals, Inc. *ISIS*		464330109			03/29/04		1,945
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.45 percent is within the allowable cap for this company of 13.35 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Itron, Inc. *ITRI*		465741106			02/27/04		927
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sharon L. Nelson		For
	1.2	Elect Director Thomas S. Glanville		For
	1.3	Elect Director LeRoy D. Nosbaum		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.05 percent is within the allowable cap for this company of 20.04 percent. Additionally, this plan expressly forbids repricing.

05/13/04 - A	IXIA *XXIA*		45071R109			03/22/04		918
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jean-Claude Asscher		For

We recommend a vote FOR Jean-Claude Asscher but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider Errol Ginsberg, affiliated outsider Jon F. Rager and independent outsider Massoud Entekhabi. We recommend that shareholders WITHHOLD votes from Errol Ginsberg for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Audit Committee member Jon F. Rager for paying excessive non-audit fees, for standing as an affiliated outsider on the Audit and Compensation committees, and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Audit Committee member Massoud Entekhabi for paying excessive non-audit fees.

	1.2	Elect Director Massoud Entekhabi		Withhold
	1.3	Elect Director Errol Ginsberg		Withhold
	1.4	Elect Director Jon F. Rager		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 22.38 percent is above the allowable cap for this company of 13.39 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 16.33 percent is above the allowable cap for this company of 13.39 percent.
	4	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/05/04 - A	J & J Snack Foods Corp. *JJSF*		466032109			12/08/03		162
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sidney R. Brown		For
We recommend a vote FOR the directors.
	1.2	Elect Director Leonard M. Lodish		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/28/04 - A	J2 Global Communications, Inc. *JCOM*		46626E205			03/15/04		755
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas Y. Bech		For

We recommend a vote FOR the directors with the exceptions of Richard S. Ressler and John F. Rieley. We recommend that shareholders WITHHOLD votes from Richard S. Ressler and John F. Rieley for failure to establish an independent nominating committee.

	1.2	Elect Director Robert J. Cresci		For
	1.3	Elect Director John F. Rieley		Withhold
	1.4	Elect Director Richard S. Ressler		Withhold
	1.5	Elect Director Michael P. Schulhof		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/13/04 - A	Jack In the Box Inc. *JBX*		466367109			12/19/03		1,202
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael E. Alpert		For
We recommend a vote FOR the directors.
	1.2	Elect Director Edward W. Gibbons		For
	1.3	Elect Director Anne B. Gust		For
	1.4	Elect Director Alice B. Hayes		For
	1.5	Elect Director Murray H. Hutchison		For
	1.6	Elect Director Linda A. Lang		For
	1.7	Elect Director Michael W. Murphy		For
	1.8	Elect Director Robert J. Nugent		For
	1.9	Elect Director L. Robert Payne		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.65 percent is within the allowable cap for this company of 10.26 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

02/11/04 - A	JACUZZI BRANDS INC *JJZ*		469865109			12/23/03		2,473
	A.1	Elect Director Veronica M. Hagen as Class I Director		For	For		Mgmt
We recommend a vote FOR the directors.
	A.2	Elect Director Sir Harry Solomon as Class I Director		For	For		Mgmt
	A.3	Elect Director David H. Clarke as Class III Director		For	For		Mgmt
	A.4	Elect Director Claudia E. Morf as Class III Director		For	For		Mgmt
	A.5	Elect Director Robert R. Womack as Class III Director		For	For		Mgmt
	B	Ratify Auditors		For	For		Mgmt
	C	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 7.90 percent is within the allowable cap for this company of 12.37 percent. Additionally, this plan expressly forbids repricing.
Please note that equity grants including stock options and restricted stock made to the top five named executive officers represent 59.76% of total shares awarded in fiscal 2003.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	D	Approve Option Exchange Program		For	Against		Mgmt

ISS commends the company for seeking shareholder approval of its option exchange program. We support option plans that give shareholders the ability to consider the option exchange program on a case-by-case basis. Our policy on option exchange programs require a careful examination of several factors, including: (1) the structural features of the exchange such as the exchange ratio, (2) employee eligibility, and (3) the term and vesting of the replacement options. We emphasize a value-for-value exchange and the exclusion of directors and top five named executives from the program. Jacuzzi’s option exchange program is a value-for-value exchange program since it attempts to equalize the value of the cancelled options and replacement restricted stock. However, the inclusion of top five named officers and non-employee directors violate our option exchange guidelines. The Chairman & CEO holds close to 50% of the eligible options in the exchange program. Executives and non-employee directors should bear the woes of the company stock. By allowing them to participate in the exchange program, management is rewarded for poor stock performance and is protected in both good and bad times of the company. Meanwhile, shareholders continue to bear the brunt of falling stock price. ISS also views unfavorably at the cash-out of certain underwater options to former employees and non-employee directors. Not only these individuals are no longer with the company, but also the company is compensating them for the poor stock performance. Therefore, ISS does not believe that this item warrants shareholder support.

05/11/04 - A	Jarden Corp. *JAH*		471109108			04/08/04		1,217
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ian G.H. Ashken		For
	1.2	Elect Director Richard L. Molen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	JDA Software Group, Inc. *JDAS*		46612K108			03/31/04		1,298
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Jo-Ann Stores, Inc. *JAS*		47758P307			04/16/04		745
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ira Gumberg		Withhold
We recommend shareholders vote FOR Patricia Morrison but WITHHOLD votes from affiliated outsider Ira Gumberg for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director Patricia Morrison		For
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	3	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	4	Re-Approve Performance Goals Under the Incentive Compensation Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/22/04 - A	John H. Harland Co. *JH*		412693103			03/03/04		1,265
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Jones Lang LaSalle, Inc. *JLL*		48020Q107			03/26/04		1,387
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henri-Claude de Bettignies		For
	1.2	Elect Director Darryl Hartley-Leonard		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

06/25/04 - A	Jos. A. Bank Clothiers, Inc. *JOSB*		480838101			05/07/04		334
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/24/04 - A	Joy Global, Inc. *JOYG*		481165108			01/05/04		1,918
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven L. Gerard		For
We recommend a vote FOR the directors.
	1.2	Elect Director John Nils Hanson		For
	1.3	Elect Director Ken C. Johnsen		For
	1.4	Elect Director James R. Klauser		For
	1.5	Elect Director Richard B. Loynd		For
	1.6	Elect Director P. Eric Siegert		For
	1.7	Elect Director James H. Tate		For

05/06/04 - A	K-Swiss, Inc. *KSWS*		482686102			03/22/04		1,120
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	K2 Inc. *KTO*		482732104			04/02/04		1,331
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.24 percent is within the allowable cap for this company of 13.17 percent. Additionally, this plan expressly forbids repricing.
	4	Increase Authorized Common Stock		For	For		Mgmt

05/18/04 - A	Kadant Inc *KAI*		48282T104			04/02/04		554
	1	Elect Directors		For	For		Mgmt

06/07/04 - A	Kana Software, Inc. *KANA*		483600300			04/14/04		1,087
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Kansas City Life Insurance Co. *KCLI*		484836101			03/15/04		135
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	Kansas City Southern *KSU*		485170302			03/08/04		2,699
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Kaydon Corp. *KDN*		486587108			03/10/04		1,215
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	KCS Energy, Inc. *KCS*		482434206			03/31/04		1,846
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Keane, Inc. *KEA*		486665102			03/29/04		2,408
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/14/04 - A	Keithley Instruments, Inc. *KEI*		487584104			12/16/03		487
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph P. Keithley		For
For the holders of common stock, we recommend a vote FOR the directors. For the holders of common stock and Class B common stock, we recommend a vote FOR the directors.
	1.2	Elect Director Brian R. Bachman		For
	1.3	Elect Director James T. Bartlett		For
	1.4	Elect Director James B. Griswold		For
	1.5	Elect Director Leon J. Hendrix, Jr.		For
	1.6	Elect Director William J. Hudson, Jr.		For
	1.7	Elect Director Dr. N. Mohan Reddy		For
	1.8	Elect Director R. Elton White		For

06/03/04 - A	Kellwood Co. *KWD*		488044108			04/05/04		1,224
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Martin Bloom		For

We recommend a vote FOR Martin Bloom, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Martin J. Granoff and insiders Robert C. Skinner, Jr. and Hal J. Upbin for failure to establish a majority independent board.

	1.2	Elect Director Martin Granoff		Withhold
	1.3	Elect Director Robert Skinner, Jr.		Withhold
	1.4	Elect Director Hal Upbin		Withhold
	2	Report on Compliance Standards for Code of Conduct		Against	Against		ShrHoldr

In this case, the proponents are requesting that the company report on its policies and procedures to ensure vendor compliance with the Kellwood’s Code of Conduct and as a function of this report, adopt a policy of monitoring by independent NGOs. ISS recognizes that monitoring programs can be a valuable part of assuring compliance with company policies; however, we agree with the company that it may be difficult to engage organizations that are both disinterested and qualified to conduct detailed analysis of a company’s operations. Further, Kellwood already utilizes third party monitors to evaluate human and labor rights standards at its internationals facilities and/or requires facility certification through the WRAP program. Moreover, the company provides information on these policies and initiatives on the company website. Therefore, while ISS agrees that companies in high-risk industries or markets known for human rights abuses should take certain proactive steps to address these issues of concern, we believe that the company has substantially fulfilled the intent of this proposal through its existing initiatives and disclosure. As such we do not recommend shareholder support for the resolution at this time.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Kenneth Cole Productions, Inc. *KCP*		193294105			04/08/04		233
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul Blum		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Stanley A. Mayer, Kenneth D. Cole, and Paul Blum. We recommend that shareholders WITHHOLD votes from Stanley A. Mayer, Kenneth D. Cole, and Paul Blum for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Kenneth D. Cole		Withhold
	1.3	Elect Director Robert C. Grayson		For
	1.4	Elect Director Denis F. Kelly		For
	1.5	Elect Director Stanley A. Mayer		Withhold
	1.6	Elect Director Philip B. Miller		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 10.58 percent is within the allowable cap for this company of 14.24 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - S	Kensey Nash Corp. *KNSY*		490057106			04/30/04		335
	1	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 17.92 percent is within the allowable cap for this company of 18.39 percent. Additionally, this plan expressly forbids repricing.

03/25/04 - A	Keynote Systems, Inc. *KEYN*		493308100			01/25/04		660
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Keystone Property Trust *KTR*		493596100			04/29/04		1,317
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Donald E. Callaghan		For
	1.2	Elect Trustee Jonathan D. Eilian		For
	1.3	Elect Trustee John S. Moody		For
	2	Declassify the Board of Trustees		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

05/20/04 - A	KFx Inc. *KFX*		48245L107			03/31/04		1,299
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Kilroy Realty Corp. *KRC*		49427F108			03/16/04		1,186
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. D’Eathe		Withhold

We recommend a vote FOR Edward F. Brennan, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders William P. Dickey and John R. D’Eathe for failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director William P. Dickey		Withhold
	1.3	Elect Director E. F. Brennan, Ph.D.		For

05/18/04 - A	Kindred Healthcare, Inc. *KIND*		494580103			03/25/04		568
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward L. Kuntz		For
	1.2	Elect Director Thomas P. Cooper, M.D.		For
	1.3	Elect Director Paul J. Diaz		For
	1.4	Elect Director Michael J. Embler		For
	1.5	Elect Director Garry N. Garrison		For
	1.6	Elect Director Isaac Kaufman		For
	1.7	Elect Director John H. Klein		For
	1.8	Elect Director Eddy J. Rogers, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.34 percent is within the allowable cap for this company of 20.03 percent. Additionally, this plan expressly forbids repricing. However, ISS noted that the top five named officers received almost 35 percent of the total equity awards granted in 2003.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 8.45 percent is within the allowable cap for this company of 20.03 percent. Additionally, this plan expressly forbids repricing. However, ISS noted that the top five named officers received almost 35 percent of the total equity awards granted in 2003.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Kirby Corp. *KEX*		497266106			03/01/04		795
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director C. Sean Day		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from C. Berdon Lawrence, William M. Lamont, Jr., and C. Sean Day for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director William M. Lamont, Jr.		Withhold
	1.3	Elect Director C. Berdon Lawrence		Withhold
	2	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.58 percent is within the allowable cap for this company of 11.34 percent. Additionally, this plan expressly forbids repricing.

06/02/04 - A	KIRKLANDS INC *KIRK*		497498105			04/07/04		391
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Reynolds C. Faulkner		For

We recommend that shareholders vote FOR Reynolds C. Faulkner, but WITHHOLD votes from independent outsider Murray M. Spain. We recommend that shareholders WITHHOLD votes from Murray M. Spain for poor attendance.

	1.2	Elect Director Murray Spain		Withhold

05/12/04 - A	Knight Trading Group, Inc. *NITE*		499063105			03/19/04		3,383
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William L. Bolster		For

We recommend a vote FOR the directors with the exception of affiliated outsider Robert M. Lazarowitz. We recommend that shareholders WITHHOLD votes from Robert M. Lazarowitz for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Charles V. Doherty		For
	1.3	Elect Director Gary R. Griffith		For
	1.4	Elect Director Thomas M. Joyce		For
	1.5	Elect Director Robert M. Lazarowitz		Withhold
	1.6	Elect Director Thomas C. Lockburner		For
	1.7	Elect Director Rodger O. Riney		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Knight Transportation, Inc. *KNGT*		499064103			03/22/04		1,126
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kevin P. Knight		Withhold

We recommend a vote FOR Michael Garnreiter, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider Kevin P. Knight and affiliated outsider Randy Knight for failure to establish a majority independent board.

	1.2	Elect Director Randy Knight		Withhold
	1.3	Elect Director Michael Garnreiter		For

05/12/04 - A	Komag, Inc. *KOMG*		500453204			03/22/04		1,209
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.09 percent is within the allowable cap for this company of 9.93 percent.
	3	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Kopin Corp. *KOPN*		500600101			03/10/04		3,008
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John C.C. Fan		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Michael A. Wall and David E. Brook. We recommend that shareholders WITHHOLD votes from Michael A. Wall for standing as an affiliated outsider on the Compensation and Nominating committees and from David E. Brook for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director David E. Brook		Withhold
	1.3	Elect Director Andrew H. Chapman		For
	1.4	Elect Director Morton Collins		For
	1.5	Elect Director Chi Chia Hsieh		For
	1.6	Elect Director Michael A. Wall		Withhold
	1.7	Elect Director Michael J. Landine		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.88 percent is within the allowable cap for this company of 19.88 percent. Note the high concentration ratio of 30.69 percent of total current year grants to top five executive officers.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Kos Pharmaceuticals, Inc. *KOSP*		500648100			03/01/04		616
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael Jaharis		Withhold

We recommend a vote FOR the directors with the exceptions of Adrian Adams, Robert E. Baldini, Daniel M. Bell, and Michael Jaharis. We recommend that shareholders WITHHOLD votes from Adrian Adams, Robert E. Baldini, Daniel M. Bell, and Michael Jaharis for failure to establish an independent nominating committee.

	1.2	Elect Director Daniel M. Bell		Withhold
	1.3	Elect Director Robert E. Baldini		Withhold
	1.4	Elect Director Adrian Adams		Withhold
	1.5	Elect Director John Brademas, Ph. D		For
	1.6	Elect Director Steven Jaharis, M.D.		For
	1.7	Elect Director Nicholas E. Madias, M.D.		For
	1.8	Elect Director Mark Novitch, M.D.		For
	1.9	Elect Director Frederick B. Whittemore		For
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 20.93 percent is above the allowable cap for this company of 13.39 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Kosan Biosciences Inc. *KOSN*		50064W107			04/01/04		924
	1	Elect Directors		For	For		Mgmt

06/10/04 - A	Kramont Realty Trust *KRT*		50075Q107			03/24/04		992
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee Bernard J. Korman		For
	1.2	Elect Trustee Laurence Gerber		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/26/04 - A	Kroll Inc.		501049100			03/31/04		1,614
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael G. Cherkasky		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Michael G. Cherkasky and Simon V. Freakley, from whom we recommend shareholders WITHHOLD votes for failure to establish a majority independent board.

	1.2	Elect Director Simon V. Freakley		Withhold
	1.3	Elect Director Raymond E. Mabus		For
	1.4	Elect Director Joseph R. Wright		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan of 11.40 percent is within the allowable cap for this company of 14.68 percent.
	3	Ratify Auditors		For	For		Mgmt

02/12/04 - A	Kronos Inc. *KRON*		501052104			12/17/03		1,056
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard J. Dumler		For
We recommend a vote FOR the directors.
	1.2	Elect Director Samuel Rubinovitz		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.73 percent is within the allowable cap for this company of 12.90 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Kronos Worldwide, Inc. *KRO*		50105F105			03/29/04		156
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cecil H. Moore, Jr.		For

We recommend a vote FOR the directors with the exception of insiders Steven L. Watson, Harold C. Simmons and Glenn R. Simmons. We recommend that shareholders WITHHOLD votes from Steven L. Watson, Harold C. Simmons, and Glenn R. Simmons for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director George E. Poston		For
	1.3	Elect Director Glenn R. Simmons		Withhold
	1.4	Elect Director Harold C. Simmons		Withhold
	1.5	Elect Director Dr. R. Gerald Turner		For
	1.6	Elect Director Steven L. Watson		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

02/10/04 - A	Kulicke & Soffa Industries, Inc. *KLIC*		501242101			12/12/03		1,781
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brian R. Bachman		For
We recommend that shareholders vote FOR Brian R. Bachman, but WITHHOLD votes from Audit Committee member Philip V. Gerdine for paying excessive non-audit fees.
	1.2	Elect Director Philip V. Gerdine		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	KVH Industries, Inc. *KVHI*		482738101			04/12/04		577
	1	Elect Directors		For	For		Mgmt

06/16/04 - A	KYPHON INC *KYPH*		501577100			04/20/04		817
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	La Jolla Pharmaceutical Co. *LJPC*		503459109			04/02/04		2,703
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.32 percent is within the allowable cap for this company of 14.86 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	La Quinta Corp. *LQI*		50419U202			03/24/04		7,317
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/24/04 - A	LabOne, Inc. *LABS*		50540L105			04/07/04		380
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mascotte		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.62 percent is within the allowable cap for this company of 18.68 percent. Additionally, this plan expressly forbids repricing.

06/02/04 - A	Labor Ready, Inc. *LRW*		505401208			04/08/04		1,822
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - S	Lakeland Bancorp, Inc. *LBAI*		511637100			01/23/04		525
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: While we would have preferred that Lakeland had obtained a fairness opinion from an outside financial advisor, we believe the pricing is in line with similar transactions. In view of the greater market reach and strategic benefits of the transaction, we believe the merger agreement warrants shareholder support.

04/27/04 - A	Lakeland Bancorp, Inc. *LBAI*		511637100			03/18/04		525
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert B. Nicholson III		For

We recommend a vote FOR the directors with the exception of affiliated outsider Paul P. Lubertazzi. We recommend that shareholders WITHHOLD votes from Paul P. Lubertazzi for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees.

	1.2	Elect Director John Pier, Jr.		For
	1.3	Elect Director Stephen R. Tilton, Sr.		For
	1.4	Elect Director John W. Fredericks		For
	1.5	Elect Director Paul P. Lubertazzi		Withhold
	1.6	Elect Director Charles L. Tice		For

04/13/04 - A	Lakeland Financial Corp. *LKFN*		511656100			02/25/04		271
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Lance, Inc. *LNCE*		514606102			03/01/04		1,017
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director S. Lance Van Every		For
We recommend a vote FOR the directors.
	1.2	Elect Director David V. Singer		For
	1.3	Elect Director Dan C. Swander		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	LandAmerica Financial Group, Inc. *LFG*		514936103			04/02/04		844
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Theodore L. Chandler, Jr.		For
	1.2	Elect Director Charles H. Foster, Jr.		For
	1.3	Elect Director Robert T. Skunda		For
	1.4	Elect Director Marshall B. Wishnack		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.37 percent is within the allowable cap for this company of 15.12 percent.
	3	Approve Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.11 percent is within the allowable cap for this company of 15.12 percent.
	4	Approve Deferred Compensation Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 6.49 percent is within the allowable cap for this company of 15.12 percent.

02/04/04 - A	Landauer, Inc. *LDR*		51476K103			12/19/03		314
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Landry’s Restaurants, Inc. *LNY*		51508L103			04/21/04		1,028
	1	Elect Directors		For	For		Mgmt

05/13/04 - A	Landstar System, Inc. *LSTR*		515098101			03/19/04		1,252
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

04/22/04 - A	Lasalle Hotel Properties *LHO*		517942108			02/13/04		886
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Laserscope *LSCP*		518081104			04/05/04		553
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Baumgardt		Withhold

We recommend a vote FOR Robert C. Pearson but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsider James R. Baumgardt for poor attendance. We also recommend that shareholders WITHHOLD votes from affiliated outsider Robert J. Pressley, Ph.D. for standing as an insider on the Audit and Compensation committees, for failure to establish an independent nominating committee and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from insider Eric M. Reuter and affiliated outsider Rodney Perkins, M.D. for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Robert C. Pearson		For
	1.3	Elect Director Rodney Perkins, M.D.		Withhold
	1.4	Elect Director Robert J. Pressley, Ph.D.		Withhold
	1.5	Elect Director Eric M. Reuter		Withhold
	2	Approve Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 7.17 percent is within the allowable cap for this company of 19.81 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Lattice Semiconductor Corp. *LSCC*		518415104			03/18/04		4,606
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Laureate Education Inc.		871399101			04/16/04		1,613
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Lawson Products, Inc. *LAWS*		520776105			03/31/04		194
	1	Elect Directors		For	For		Mgmt

03/09/04 - A	Learning Tree International, Inc. *LTRE*		522015106			01/16/04		410
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David C. Collins		For
We recommend a vote FOR the directors.
	1.2	Elect Director Eric R. Garen		For

05/11/04 - A	Levitt Corporation *LEV*		52742P108			04/01/04		490
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William Scherer		For
	1.2	Elect Director S. Lawrence Kahn, III		For
	1.3	Elect Director Joel Levy		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.35 percent is within the allowable cap for this company of 19.45 percent.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Lexar Media, Inc. *LEXR*		52886P104			03/29/04		2,812
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Lexicon Genetics, Inc. *LEXG*		528872104			03/30/04		1,505
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Robert J. Lefkowitz, M.D.		Withhold

We recommend that shareholders WITHHOLD votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Robert J. Lefkowitz, M.D. for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board, and from affiliated outsider Alan S. Nies, M.D. for failure to establish a majority independent board.

	1.2	Elect Director Alan S. Nies, M.D.		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt

Given that the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe the proposed amendment warrants shareholder approval.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Lexington Corporate Properties Trust *LXP*		529043101			04/12/04		1,671
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Trustee E. Robert Roskind		For
	1.2	Elect Trustee Richard J. Rouse		For
	1.3	Elect Trustee T. Wilson Eglin		For
	1.4	Elect Trustee Geoffrey Dohrmann		For
	1.5	Elect Trustee Carl D. Glickman		For
	1.6	Elect Trustee James Grosfeld		For
	1.7	Elect Trustee Kevin W. Lynch		For
	1.8	Elect Trustee Stanley R. Perla		For
	1.9	Elect Trustee Seth M. Zachary		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Libbey Inc. *LBY*		529898108			03/17/04		560
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carlos V. Duno		For
	1.2	Elect Director Peter C. McC. Howell		For
	1.3	Elect Director Richard I. Reynolds		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.29 percent is within the allowable cap for this company of 14.71 percent. Equity grants including stock options to top five named executive officers were 36.62 percent of the total shares awarded in the current year.

05/04/04 - A	Lifeline Systems, Inc. *LIFE*		532192101			03/26/04		342
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director S. W. Casscells, III Md		For

We recommend a vote FOR S.W. Casscells, III, M.D., but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Gordon C. Vineyard, M.D. and Carolyn C. Roberts for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Carolyn C. Roberts		Withhold
	1.3	Elect Director Gordon C. Vineyard, Md		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/15/04 - A	LifePoint Hospitals, Inc. *LPNT*		53219L109			04/16/04		1,746
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.24 percent is within the allowable cap for this company of 13.48 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 8.25 percent is within the allowable cap for this company of 13.48 percent.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	Ligand Pharmaceuticals Incorporated *LGND*		53220K207			04/30/04		3,200
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.55 percent is within the allowable cap for this company of 13.55 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

06/02/04 - S	Lightbridge, Inc. *LTBG*		532226107			04/23/04		1,547
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rachelle B. Chong		For
	1.2	Elect Director Andrew G. Mills		For
	1.3	Elect Director David G. Turner		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.71 percent is within the allowable cap for this company of 19.65 percent. Additionally, this plan expressly forbids repricing. The aggregate number of awards granted to the company’s named executives in 2003 represents over 25 percent of the total awards granted in that year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	LIN TV Corp. *TVL*		532774106			03/26/04		1,216
	1	Elect Directors		For	For		Mgmt
	2	Establish Range For Board Size		For	For		Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Lincoln Electric Holdings, Inc. *LECO*		533900106			03/18/04		1,433
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/21/04 - A	Lindsay Manufacturing Co. *LNN*		535555106			12/12/03		497
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard G. Buffett		Withhold
We recommend a vote FOR the directors with the exception of independent outsider Howard G. Buffett. We recommend that shareholders WITHHOLD votes from Howard G. Buffett for poor attendance.
	1.2	Elect Director William F. Welsh II		For
	1.3	Elect Director Michael C. Nahl		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Linens ‘n Things, Inc. *LIN*		535679104			03/08/04		1,972
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stanley P. Goldstein		For
	1.2	Elect Director Robert Kamerschen		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.02 percent is within the allowable cap for this company of 10.91 percent. In 2003, the company granted 33.63 percent of its total grants to its top five named officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Lionbridge Technologies, Inc. *LIOX*		536252109			03/29/04		1,267
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward A. Blechschmidt		For
	1.2	Elect Director Guy L. de Chazal		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.37 percent is above the allowable cap for this company of 9.90 percent. Additionally, this company has repriced stock options without shareholder approval in the past. Furthermore, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan. Note that the aggregate options granted to executive officers in 2003 represents 31.87 percent of the total options granted in that year.

	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/29/04 - A	Lithia Motors, Inc. *LAD*		536797103			03/08/04		522
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sidney B. DeBoer		For
	1.2	Elect Director R. Bradford Gray		For
	1.3	Elect Director Gerald F. Taylor		For
	1.4	Elect Director M.L. Dick Heimann		For
	1.5	Elect Director William J. Young		For
	1.6	Elect Director Thomas Becker		For
	1.7	Elect Director Philip J. Romero		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.69 percent is within the allowable cap for this company of 11.75 percent.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Littelfuse, Inc. *LFUS*		537008104			03/12/04		895
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	LNB Bancorp, Inc. *LNBB*		502100100			03/01/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel P. Batista		For
We recommend a vote FOR the directors with the exception of independent outsider Stanley G. Pijor. We recommend that shareholders WITHHOLD votes from Stanley G. Pijor for poor attendance.
	1.2	Elect Director David M. Koethe		For
	1.3	Elect Director Stanley G. Pijor		Withhold
	1.4	Elect Director Eugene M. Sofranko		For

05/19/04 - A	Local Financial Corp.		539553107			04/05/04		735
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium to historic price levels and the fairness opinion, we believe the merger agreement warrants shareholder support.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Edward A. Townsend		For

Conclusion We recommend a vote for the directors with the exception of affiliated outsider, Robert Kotecki. We recommend shareholders withhold votes from Robert Kotecki for being an affiliated outsider that is involved in the nomination of directors.

	2.2	Elect Director Robert A. Kotecki		Withhold
	2.3	Elect Director J. David Rosenberg		For
	3	Ratify Auditors		For	For		Mgmt
	4	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Lodgenet Entertainment Corp. *LNET*		540211109			03/12/04		385
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Scott C. Petersen		For
	1.2	Elect Director Scott H. Shlecter		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/02/04 - A	Lone Star Steakhouse & Saloon, Inc. *STAR*		542307103			04/23/04		643
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Lone Star Technologies, Inc. *LSS*		542312103			03/15/04		1,189
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

05/25/04 - A	Longs Drug Stores Corp. *LDG*		543162101			04/01/04		1,363
	1	Elect Directors		For	For		Mgmt
	2	Separate Chairman and CEO Positions		Against	Against		ShrHoldr

In this case, Longs Drug Stores has a greater than 2/3 independent board, all-independent key committees, and has established governance guidelines. Also, as shown through its governance guidelines, the company has designated a lead director, elected by independent board members, with duties that meet all of our minimum requirements.  We believe that the company’s governance structure provides a satisfactory balance to a unified chairman and CEO position. As such, we do not believe that this proposal merits shareholder approval.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/02/04 - A	Longview Fibre Co. *LFB*		543213102			01/07/04		1,847
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert E. Wertheimer		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Robert E. Wertheimer. We recommend that shareholders WITHHOLD votes from Robert E. Wertheimer for failure to establish a majority independent board.

	1.2	Elect Director John R. Kretchmer		For
	1.3	Elect Director Robert A. Kirchner		For
	2	Proposal to Split the Company into 3 Separate Entities		Against	Against		ShrHoldr

The operation of the company’s business segments on a stand-alone basis is an alternative that the board periodically explores. We believe that the decision to implement such alternative business plan is best left to the board and management. As such, we do not believe this item warrants shareholder support.

06/08/04 - A	LookSmart, Ltd. *LOOK*		543442107			04/15/04		4,058
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Louisiana-Pacific Corp *LPX*		546347105			03/05/04		4,773
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dustan E. McCoy		For

We recommend a vote FOR the directors with the exception of affiliated outsider Lee C. Simpson. We recommend that shareholders WITHHOLD votes from Lee C. Simpson for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Lee C. Simpson		Withhold
	1.3	Elect Director Colin D. Watson		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.31 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing. ISS noted that the top five named officers received approximately 49 percent of the total 2003 equity grants.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.11 percent is within the allowable cap for this company of 8.34 percent. Additionally, this plan expressly forbids repricing.
	5	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	6	Ratify Auditors		For	For		Mgmt
	7	Separate Chairman and CEO Positions		Against	For		ShrHoldr
Based on the above structure, LP did not meet most of the criteria and therefore ISS recommends voting FOR this proposal.
	8	Report on Greenhouse Gas Emissions		Against	Against		ShrHoldr

In this case, Louisiana Pacific provides some disclosure on the topics brought forth by the proponents in its Environmental, Forestry and Safety Report and other environmental sections of the company’s web site. Moreover, the request to study the feasibility of obtaining Forest Stewardship Council (FSC) certification by January 2005 may not be feasible and may not serve to enrich shareholder value. It appears from existing disclosure that the company is committed to improved environmental performance and the reduction of greenhouse gas emissions and has engaged other organizations in addressing and monitoring its performance these issues. While the company could continue to expand its disclosure in these areas, we agree with management that it has substantially addressed the intent of this proposal. As such, we believe that preparation of a new and separate report may not provide enough additional useful information to justify the time and expense of creating such a document.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	LSB Bancshares, Inc. *LXBK*		502158108			02/23/04		369
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.78 percent is within the allowable cap for this company of 19.76 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/18/04 - A	LTC Properties, Inc. *LTC*		502175102			04/14/04		569
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
Conclusion The requested increase of 10,000,000 shares is below the allowable threshold of 28,000,000 shares. We recommend a vote FOR Item 2.
	3	Increase Authorized Preferred Stock		For	For		Mgmt
Conclusion The requested increase of 10,000,000 shares is below the allowable threshold of 18,000,000 shares. We recommend a vote FOR Item 3.
	4	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 1.09 percent is within the allowable cap for this company of 13.58 percent.
	5	Approve Restricted Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 0.99 percent is within the allowable cap for this company of 13.58 percent.
	6	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Lufkin Industries, Inc. *LUFK*		549764108			03/16/04		220
	1	Elect Directors		For	For		Mgmt

05/20/04 - A	Luminex Corp *LMNX*		55027E102			04/08/04		803
	1	Elect Directors		For	For		Mgmt

04/22/04 - A	Lydall, Inc. *LDL*		550819106			02/26/04		537
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lee A. Asseo		For

We recommend a vote FOR the directors with the exception of affiliated outsider W. Leslie Duffy. We recommend that shareholders WITHHOLD votes from W. Leslie Duffy for standing as an affiliated outsider on the Compensation Committee and Nominating committees.

	1.2	Elect Director Kathleen Burdett		For
	1.3	Elect Director W. Leslie Duffy		Withhold
	1.4	Elect Director Matthew T. Farrell		For
	1.5	Elect Director David Freeman		For
	1.6	Elect Director Suzanne Hammett		For
	1.7	Elect Director Christopher R. Skomorowski		For
	1.8	Elect Director S. Carl Soderstrom, Jr.		For
	1.9	Elect Director Elliott F. Whitely		For
	1.10	Elect Director Roger M. Widmann		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	M&F Worldwide Corp. *MFW*		552541104			03/12/04		400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ronald O. Perelman		For

We recommend a vote FOR the directors with the exception of affiliated outsider Theo W. Folz. We recommend that shareholders WITHHOLD votes from Theo W. Folz for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Theo W. Folz		Withhold
	1.3	Elect Director Bruce Slovin		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 19.38 percent is above the allowable cap for this company of 11.83 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	M/I Homes Inc. *MHO*		55305B101			03/02/04		484
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Macatawa Bank Corp. *MCBC*		554225102			02/25/04		376
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director John F. Koetje		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from John F. Koetje for standing as an affiliated outsider on the Audit Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board and from insider Philip J. Koning for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Philip J. Koning		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Macdermid, Inc. *MRD*		554273102			03/03/04		1,187
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel H. Leever		For
	1.2	Elect Director Donald G. Ogilvie		For
	1.3	Elect Director James C. Smith		For
	1.4	Elect Director Joseph M. Silvestri		For
	1.5	Elect Director T. Quinn Spitzer		For
	1.6	Elect Director Robert L. Ecklin		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.94 percent is within the allowable cap for this company of 5.13 percent.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 2.27 percent is within the allowable cap for this company of 5.13 percent.
	5	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/25/04 - A	Macrovision Corp. *MVSN*		555904101			03/31/04		1,852
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John O. Ryan		Withhold

We recommend a vote FOR the directors with the exception of insiders William A. Krepick and John O. Ryan, and affiliated outsiders Matt Christiano and Donna S. Birks. We recommend that shareholders WITHHOLD votes from William A. Krepick, John O. Ryan and Matt Christiano for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Donna S. Birks for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director William A. Krepick		Withhold
	1.3	Elect Director Matt Christiano		Withhold
	1.4	Elect Director Donna S. Birks		Withhold
	1.5	Elect Director William N. Stirlen		For
	1.6	Elect Director Thomas Wertheimer		For
	1.7	Elect Director Steven G. Blank		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	MAF Bancorp, Inc. *MAFB*		55261R108			03/10/04		1,218
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Terry A. Ekl		Withhold

We recommend that shareholders WITHHOLD votes from all the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Lois B. Vasto for failure to establish a majority independent board and for standing as an affiliated outsider on the Nominating Committee. We also recommend that shareholders WITHHOLD votes from insiders Jerry A. Weberling, Thomas R. Perz, and Kenneth R. Koranda, and from affiliated outsider Terry A. Ekl for failure to establish a majority independent board.

	1.2	Elect Director Kenneth R. Koranda		Withhold
	1.3	Elect Director Thomas R. Perz		Withhold
	1.4	Elect Director Lois B. Vasto		Withhold
	1.5	Elect Director Jerry A. Weberling		Withhold

05/04/04 - A	Magna Entertainment Corp. *MECA*		559211107			03/19/04		1,753
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry D. Campbell		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Frank Stronach, Brian V. Tobin and Jim McAlpine, and affiliated outsider Jerry D. Campbell. We recommend that shareholders WITHHOLD votes from Frank Stronach for poor attendance and for failure to establish an independent nominating committee, and from Brian V. Tobin and Jim McAlpine for failure to establish an independent nominating committee. We also recommend that shareholders WITHHOLD votes from Jerry D. Campbell for standing as an affiliated outsider on the Audit Committee and for failure to establish an independent nominating committee.

	1.2	Elect Director William G. Davis		For
	1.3	Elect Director Louis E. Lataif		For
	1.4	Elect Director Edward C. Lumley		For
	1.5	Elect Director Jim McAlpine		Withhold
	1.6	Elect Director William J. Menear		For
	1.7	Elect Director Gino Roncelli		For
	1.8	Elect Director Frank Stronach		Withhold
	1.9	Elect Director Brian V. Tobin		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Main Street Banks, Inc. *MSBK*		56034R102			03/29/04		622
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert R. Fowler III		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider T. Ken Driskell and insiders Samuel B. Hay III and Robert R. Fowler III. We recommend that shareholders WITHHOLD votes from T. Ken Driskell, Samuel B. Hay III and Robert R. Fowler III for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Samuel B. Hay III		Withhold
	1.3	Elect Director C. Candler Hunt		For
	1.4	Elect Director John R. Burgess, Sr.		For
	1.5	Elect Director T. Ken Driskell		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	MainSource Financial Group, Inc. *MSFG*		56062Y102			03/10/04		269
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William G. Barron		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsiders Rick S. Hartman, Dale J. Deffner, William G. Barron and affiliated outsider Philip A. Frantz. We recommend that shareholders WITHHOLD votes from Philip A. Frantz for standing as an affiliated outsider on the Compensation and Nominating committees, and from Audit Committee members Rick S. Hartman, Dale J. Deffner, and William G. Barron for paying excessive non-audit fees. Note that we do not withhold votes from Douglas I. Kunkel for paying excessive non-audit fees becasue he is a new nominee who did not serve on the Audit Committee at the time the company paid excessive non-audit fees.

	1.2	Elect Director Dale J. Deffner		Withhold
	1.3	Elect Director Philip A. Frantz		Withhold
	1.4	Elect Director Rick S. Hartman		Withhold
	1.5	Elect Director Robert E. Hoptry		For
	1.6	Elect Director Douglas I. Kunkel		For
	1.7	Elect Director James L. Saner, Sr.		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Manhattan Associates, Inc. *MANH*		562750109			03/31/04		992
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/23/04 - A	MANTECH INTL CORP *MANT*		564563104			04/26/04		548
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George J. Pedersen		Withhold

We recommend a vote FOR the directors with the exception of independent outsider Richard J. Kerr, affiliated outsider Stephen W. Porter, and insiders Ronald R. Spoehel and George J. Pedersen. We recommend that shareholders WITHHOLD votes from Richard J. Kerr for poor attendance and from Ronald R. Spoehel, Stephen W. Porter, and George J. Pedersen for failure to establish an independent nominating committee.

	1.2	Elect Director Barry G. Campbell		For
	1.3	Elect Director Edward S. Civera		For
	1.4	Elect Director Walter R. Fatzinger, Jr.		For
	1.5	Elect Director Richard J. Kerr		Withhold
	1.6	Elect Director Stephen W. Porter		Withhold
	1.7	Elect Director Raymond A. Ranelli		For
	1.8	Elect Director Ronald R. Spoehel		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Manufactured Home Communities, Inc. *MHC*		564682102			03/12/04		649
	1	Elect Directors		For	For		Mgmt

03/12/04 - S	Manufacturers Services Limited		565005105			02/02/04		629
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: In view of the market premium, the fairness opinion, and the strategic advantages of being part of a larger company offering greater scale, geographic presence, and customer diversification, we believe the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

02/11/04 - A	Mapics, Inc. *MAPX*		564910107			12/16/03		442
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	MARINE PRODUCTS CORP *MPX*		568427108			03/15/04		250
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wilton Looney		For

We recommend a vote FOR Wilton Looney and WITHHOLD votes from insiders Gary W. Rollins and James A. Lane, Jr. We recommend that shareholders WITHHOLD votes from Gary W. Rollins and James A. Lane for failure to establish a majority independent board.

	1.2	Elect Director Gary W. Rollins		Withhold
	1.3	Elect Director James A. Lane, Jr.		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 10.53 percent is within the allowable cap for this company of 19.66 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/05/04 - A	MarineMax, Inc. *HZO*		567908108			12/19/03		276
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gerald M. Benstock		For
We recommend a vote FOR the directors.
	1.2	Elect Director Dean S. Woodman		For
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Maritrans Inc. *TUG*		570363101			03/12/04		267
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mr. R.J. Lichtenstein		Withhold
We recommend that shareholders vote FOR Frederick C. Haab, but WITHHOLD votes from affiliated outsider Robert J. Lichtenstein for standing as an affiliated outsider on the Nominating Committee.
	1.2	Elect Director Mr. Frederick C. Haab		For

01/15/04 - S	MarketWatch.com, Inc. *MKTW*		570619106			11/19/03		163
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the fairness opinion and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation The total cost of the combined company’s plans of 30.61 percent is above the allowable cap for the combined company of 19.53 percent. Additionally, MarketWatch.com has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Employee Stock Purchase Plan		For	Against		Mgmt
Despite the reasonable offering period, ISS does not support this proposal because the large number of shares that would be reserved would cause excessive voting power dilution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/18/04 - A	Martek Biosciences Corp. *MATK*		572901106			01/23/04		886
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas J. MacMaster, Jr.		For
	1.2	Elect Director John H. Mahar		For
	1.3	Elect Director Eugene H. Rotberg		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.07 percent is within the allowable cap for this company of 14.31 percent.

06/21/04 - A	Martha Stewart Living Omnimedia, Inc. *MSO*		573083102			05/27/04		434
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rick Boyko		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael Goldstein		For
	1.3	Elect Director Susan Lyne		For
	1.4	Elect Director Arthur C. Martinez		For
	1.5	Elect Director Wenda Harris Millard		For
	1.6	Elect Director Sharon L. Patrick		For
	1.7	Elect Director Thomas C. Siekman		For
	1.8	Elect Director Bradley E. Singer		For
	1.9	Elect Director Jeffrey W. Ubben		For
	2	Approve Repricing of Options		For	Against		Mgmt

Although a reasonable effort to attain a value neutral exchange was made, ISS recommends a vote AGAINST because the exchange: (1) was not submitted to shareholders for approval prior to its implementation and (2) does not exclude the top six named officers.

04/20/04 - A	MassBank Corp. *MASB*		576152102			03/01/04		192
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mathias B. Bedell		For
	1.2	Elect Director Alexander S. Costello		For
	1.3	Elect Director Stephen E. Marshall		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 7.45 percent is above the allowable cap for this company of 5.54 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Massey Energy Company *MEE*		576206106			03/31/04		3,269
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William R. Grant		For
	1.2	Elect Director Dan R. Moore		For
	1.3	Elect Director Martha R. Seger		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: Because ISS supports the submission of golden parachutes for shareholder ratification as long as there is no requirement for prior shareholder approval, we believe that this proposal warrants shareholder support.

06/24/04 - A	Material Sciences Corp. *MSC*		576674105			04/28/04		347
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Avrum Gray		For
	1.2	Elect Director Frank L. Hohmann III		For
	1.3	Elect Director Dr. Ronald A. Mitsch		For
	1.4	Elect Director Dr. Mary P. Quin		For
	1.5	Elect Director John P. Reilly		For
	1.6	Elect Director John D. Roach		For
	1.7	Elect Director Curtis G. Solsvig III		For
	1.8	Elect Director Ronald L. Stewart		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Matria Healthcare, Inc. *MATR*		576817209			04/28/04		432
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Parker H. Petit		For
	1.2	Elect Director Donald W. Weber		For
	1.3	Elect Director Morris S. Weeden		For
	2	Elect Director Wayne P. Yetter		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.86 percent is within the allowable cap for this company of 17.67 percent. Additionally, this plan expressly forbids repricing.

03/23/04 - S	Matrix Service Co. *MTRX*		576853105			02/09/04		674
	1	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.23 percent is within the allowable cap for this company of 19.50 percent. Additionally, this plan expressly forbids repricing.

02/19/04 - A	Matthews International Corp. *MATW*		577128101			12/31/03		1,143
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glenn R. Mahone		Withhold

We recommend a vote FOR the directors with the exceptions of insider David J. DeCarlo and affiliated outsider Glenn R. Mahone. We recommend that shareholders WITHHOLD votes from David J. DeCarlo and Glenn R. Mahone for failure to establish an independent nominating committee.

	1.2	Elect Director David J. Decarlo		Withhold
	1.3	Elect Director Robert J. Kavanaugh		For
	1.4	Elect Director John P. O’Leary, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Mattson Technology, Inc. *MTSN*		577223100			03/25/04		1,424
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	Maui Land & Pineapple Company, Inc. *MLP*		577345101			03/10/04		175
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Maverick Tube Corp. *MVK*		577914104			03/05/04		1,832
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.81 percent is within the allowable cap for this company of 10.32 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 1.98 percent is within the allowable cap for this company of 10.32 percent.
	4	Ratify Auditors		For	For		Mgmt

03/18/04 - A	Maximus Inc. *MMS*		577933104			01/09/04		565
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul R. Lederer		For

We recommend a vote FOR the directors with the exception of James R. Thompson, Jr. We recommend that shareholders WITHHOLD votes from James R. Thompson, Jr. for poor attendance, for standing as an affiliated outsider on the Compensation and Nominating committees, and for sitting on more than six boards.

	1.2	Elect Director Peter B. Pond		For
	1.3	Elect Director James R. Thompson, Jr.		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/08/04 - A	Maxwell Shoe Co., Inc.		577766108			02/24/04		587
	1	Elect Directors		For	For		Mgmt

06/22/04 - A	Maxygen, Inc. *MAXY*		577776107			04/26/04		939
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director M.R.C. Greenwood		For

We recommend a vote FOR the directors with the exception of affiliated outsider Isaac Stein. We recommend that shareholders WITHHOLD votes from Isaac Stein for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Russell J. Howard		For
	1.3	Elect Director Ernest Mario		For
	1.4	Elect Director Gordon Ringold		For
	1.5	Elect Director Isaac Stein		Withhold
	1.6	Elect Director James R. Sulat		For
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	MB Financial, Inc. *MBFI*		55264U108			03/15/04		791
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	MBT Financial Corp. *MBTF*		578877102			03/16/04		677
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Connie S. Cape		For

We recommend a vote FOR the directors with the exception of affiliated outsider Rocque E. Lipford. We recommend that shareholders WITHHOLD votes from Rocque E. Lipford for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director H. Douglas Chaffin		For
	1.3	Elect Director Joseph S. Daly		For
	1.4	Elect Director Thomas M. Huner		For
	1.5	Elect Director Rocque E. Lipford		Withhold
	1.6	Elect Director William D. McIntyre, Jr.		For
	1.7	Elect Director Michael J. Miller		For
	1.8	Elect Director Gerald L. Kiser		For
	1.9	Elect Director Richard A. Sieb		For
	1.10	Elect Director Philip P. Swy		For
	2	Amend Articles		For	For		Mgmt

Shareholders should oppose supermajority vote requirements to approve mergers and other business combinations. As a matter of principle, shareholder desires should be carried out with a majority vote of the disinterested shares. There are also practical reasons to oppose supermajority vote requirements. For example, irregularities in the proxy system (proxies that are never received by shareholders or that arrive too late for a vote, and proxies that are invalidated for bearing the wrong signatures) and the growing size of management and ESOP holdings, may make a supermajority requirement unreachable at times for purely technical reasons. The difficulty shareholders may experience in approving a merger beneficial to them contributes to the entrenchment of management. Given that the proposed amendment removes the supermajority vote provision regarding mergers and other business combinations, we believe this item warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	MCG CAPITAL CORP *MCGC*		58047P107			04/13/04		1,239
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Norman W. Alpert		For

We recommend a vote FOR Norman W. Alpert, but WITHHOLD votes from all of the other nominees. We recommend that shareholders WITHHOLD votes from insider Steven F. Tunney and affiliated outsider Joseph H. Gleberman for failure to establish a majority independent board.

	1.2	Elect Director Joseph H. Gleberman		Withhold
	1.3	Elect Director Steven F. Tunney		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/02/04 - A	McGrath RentCorp *MGRC*		580589109			04/15/04		325
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	McLeodUSA Inc. *MCLDQ*		582266706			03/25/04		2,700
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas M. Collins		Withhold

We recommend that shareholders vote FOR Chris A. Davis, but WITHHOLD votes from affiliated outsider Thomas M. Collins. We recommend that shareholders WITHHOLD votes from Thomas M. Collins for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Chris A. Davis		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	McMoRan Exploration Co. *MMR*		582411104			03/12/04		485
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard C. Adkerson		For
We recommend a vote FOR the directors.
	1.2	Elect Director B.M. Rankin, Jr.		For
	1.3	Elect Director James R. Moffett		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 9.18 percent is above the allowable cap for this company of 8.11 percent. In the last year, approximately 89 percent of grants were made to executive officers.

05/19/04 - A	Medarex, Inc. *MEDX*		583916101			03/22/04		3,436
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	Mediacom Communications Corp. *MCCC*		58446K105			04/23/04		2,663
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Rocco B. Commisso		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Robert L. Winikoff, and insiders Mark E. Stephan and Rocco B. Commisso. We recommend that shareholders WITHHOLD votes from Robert L. Winikoff, Mark E. Stephan, and Rocco B. Commisso for failure to establish an independent nominating committee.

	1.2	Elect Director Craig S. Mitchell		For
	1.3	Elect Director William S. Morris III		For
	1.4	Elect Director Thomas V. Reifenheiser		For
	1.5	Elect Director Natale S. Ricciardi		For
	1.6	Elect Director Mark E. Stephan		Withhold
	1.7	Elect Director Robert L. Winikoff		Withhold
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.92 percent is within the allowable cap for this company of 19.46 percent. In 2003, the company granted over 25 percent of its total grants to its top five named executive officers. Please note that the Voting Power Dilution (VPD) was modified in order to reflect the proper dilution caused by Class B Common Stock.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Medical Staffing Network Holding Inc *MRN*		58463F104			04/19/04		426
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Medicines Company (The) *MDCO*		584688105			04/16/04		1,944
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William W. Crouse		For
Vote FOR the directors.
	1.2	Elect Director T. Scott Johnson		For
	1.3	Elect Director David M. Stack		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.10 percent is within the allowable cap for this company of 14.07 percent. Additionally, this plan expressly forbids repricing.

06/30/04 - A	Medis Technologies Ltd. *MDTL*		58500P107			05/17/04		436
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert K. Lifton		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Amos Eiran and insiders Jacob S. Weiss, Howard Weingrow and Robert K. Lifton. We recommend that shareholders WITHHOLD votes from Amos Eiran, Jacob S. Weiss, Howard Weingrow, and Robert K. Lifton for failure to establish independent nominating and compensation committees and for failure to establish a majority independent board.

	1.2	Elect Director Howard Weingrow		Withhold
	1.3	Elect Director Jacob S. Weiss		Withhold
	1.4	Elect Director Amos Eiran		Withhold
	1.5	Elect Director Zeev Nahmoni		For
	1.6	Elect Director Jacob E. Goldman		For
	1.7	Elect Director Philip Weisser		For
	1.8	Elect Director Mitchell H. Freeman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.75 percent is within the allowable cap for this company of 12.46 percent.
	4	Amend Stock Option Plan To Provide for Certain Tax Changes		For	For		Mgmt

The proposed amendments of the proposal do not create additional compensation-related costs for the company. Instead, it allows the company to seek maximum tax benefit under Israel tax legislation. The transferability of outstanding stock options to family members, trusts or foundations is also common within U.S. stock-based compensation plans. Therefore, ISS believes that the proposed amendments warrant shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Mentor Graphics Corp. *MENT*		587200106			03/16/04		3,085
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this plan because the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.
	4	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.03 percent is above the allowable cap for this company of 15.22 percent.
	5	Increase Authorized Common Stock		For	For		Mgmt

04/22/04 - A	Mercantile Bank Corp. *MBWM*		587376104			03/01/04		260
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward J. Clark		For
We recommend a vote FOR the directors.
	1.2	Elect Director C. John Gill		For
	1.3	Elect Director Gerald R. Johnson, Jr.		For
	1.4	Elect Director Calvin D. Murdock		For
	1.5	Elect Director Donald Williams, Sr.		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.55 percent is within the allowable cap for this company of 6.01 percent.

04/27/04 - A	Merchants Bancshares, Inc. *MBVT*		588448100			03/03/04		131
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	MeriStar Hospitality Corporation *MHX*		58984Y103			03/31/04		3,053
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director D. Ellen Shuman		For

We recommend a vote FOR the directors with the exception of independent outsider James R. Worms. We recommend that shareholders WITHHOLD votes from Compensation Committee member James R. Worms for not aligning CEO’s pay with the interests of shareholders.

	1.2	Elect Director Paul W. Whetsell		For
	1.3	Elect Director James R. Worms		Withhold
	1.4	Elect Director H. Cabot Lodge III		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Merit Medical Systems, Inc. *MMSI*		589889104			04/20/04		1,046
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Rex C. Bean		For
We recommend a vote FOR the directors.
	1.2	Elect Director Richard Edelman		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.35 percent is within the allowable cap for this company of 19.92 percent.
	3	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Meritage Corporation *MTH*		59001A102			03/31/04		412
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven J. Hilton		For
We recommend a vote FOR the directors.
	1.2	Elect Director Raymond Oppel		For
	1.3	Elect Director William G. Campbell		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.46 percent is within the allowable cap for this company of 19.90 percent.

Equity grants of stock options to top six named executive officers is 30.09 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top six executives.

03/02/04 - A	Mesa Air Group, Inc. *MESA*		590479101			01/09/04		970
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 13.71 percent is above the allowable cap for this company of 7.14 percent.

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although the board states that it supports the principle of shareholder voting on rights plans, we do not believe that the aforementioned policy codifies this commitment. We recognize that under certain circumstances, the company may not afford to delay the adoption of a poison pill in order to seek shareholder approval. However, we believe that under such circumstances, the company should at a later point in time (preferably within a year of adoption), submit such pill to a shareholder vote. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Mestek, Inc. *MCC*		590829107			04/06/04		151
	1	Elect Directors		For	For		Mgmt

01/08/04 - S	Methode Electronics, Inc. *METH*		591520200			11/18/03		1,103
	1	Approve Merger Agreement		For	For		Mgmt

02/17/04 - A	Methode Electronics, Inc. *METH*		591520200			01/09/04		1,103
	1	Elect Directors		For	For		Mgmt

06/02/04 - A	Metro One Telecommunications, Inc. *INFO*		59163F105			04/07/04		871
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary E. Henry		For

We recommend a vote FOR the directors with the exception of independent outsider James M. Usdan. We recommend that shareholders WITHHOLD votes from Compensation Committee member James M. Usdan for not aligning the CEO’s compensation with the interests of shareholders.

	1.2	Elect Director William D. Rutherford		For
	1.3	Elect Director James M. Usdan		Withhold
	2	Approve Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 6.53 percent is within the allowable cap for this company of 16.47 percent, the plan allows repricing of stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Metrologic Instruments, Inc. *MTLG*		591676101			03/31/04		332
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard C. Close		For

We recommend a vote FOR the directors with the exception of affiliated outsider William Rulon-Miller. We recommend that shareholders WITHHOLD votes from William Rulon-Miller for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director John H. Mathias		For
	1.3	Elect Director William Rulon-Miller		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 17.63 percent is within the allowable cap for this company of 20.01 percent.
	3	Ratify Auditors		For	For		Mgmt

06/09/04 - A	MFA Mortgage Investments Inc *MFA*		55272X102			04/12/04		3,438
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote RecommendationThe total cost of the company’s plan is 1.74 percent, which is within the allowable cap for this company of 7.49 percent. The aggregate number of options granted to the company’s named officers represents 96.19 percent of the total options granted in that year.

	3	Ratify Auditors		For	For		Mgmt

05/11/04 - A	MGE ENERGY INC *MGEE*		55277P104			03/05/04		785
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	MGI Pharma, Inc. *MOGN*		552880106			03/15/04		1,634
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Andrew J. Ferrara		For
We recommend a vote FOR the directors with the exception of independent outsider David B. Sharrock. We recommend that shareholders WITHHOLD votes from David B. Sharrock for poor attendance.
	1.2	Elect Director Gilla Kaplan, Ph.D.		For
	1.3	Elect Director Edward W. Mehrer		For
	1.4	Elect Director Hugh E. Miller		For
	1.5	Elect Director Leon O. Moulder, Jr.		For
	1.6	Elect Director Lee J. Schroeder		For
	1.7	Elect Director David B. Sharrock		Withhold
	1.8	Elect Director Waneta C. Tuttle, Ph.D.		For
	1.9	Elect Director Arthur L. Weaver, M.D.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.99 percent is within the allowable cap for this company of 13.50 percent.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Micrel, Inc. *MCRL*		594793101			04/01/04		2,979
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Micro Therapeutics, Inc. *MTIX*		59500W100			04/13/04		464
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James Corbett		Withhold

We recommend a vote FOR the directors with the exceptions of Thomas C. Wilder, III, Elizabeth Weatherman, George Wallace, Richard Emmitt, and James Corbett. We recommend that shareholders WITHHOLD votes from Richard Emmitt for standing as an insider on the Audit Committee, Elizabeth Weatherman and James Corbett for standing as insiders on the Compensation Committee, and Thomas C. Wilder, III, Elizabeth Weatherman, George Wallace, Richard Emmitt, and James Corbett for failure to establish an independent nominating committee.

	1.2	Elect Director Richard Emmitt		Withhold
	1.3	Elect Director Richard D. Randall		For
	1.4	Elect Director Dale A. Spencer		For
	1.5	Elect Director George Wallace		Withhold
	1.6	Elect Director Elizabeth Weatherman		Withhold
	1.7	Elect Director Thomas C. Wilder, III		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

06/23/04 - A	Micromuse Inc. *MUSE*		595094103			05/03/04		2,551
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/25/04 - A	Microsemi Corp. *MSCC*		595137100			01/09/04		2,164
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James J. Peterson		For

We recommend a vote FOR the directors with the exception of Nick E. Yocca. We recommend that shareholders WITHHOLD votes from Nick E. Yocca for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Nick E. Yocca		Withhold
	1.3	Elect Director Thomas R. Anderson		For
	1.4	Elect Director Dennis R. Leibel		For
	1.5	Elect Director William E. Bendush		For
	1.6	Elect Director William L. Healey		For
	1.7	Elect Director Harold A. Blonquist		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/24/04 - A	Mid-America Apartment Communities, Inc. *MAA*		59522J103			03/31/04		778
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John F. Flournoy		For
	1.2	Elect Director Robert F. Fogelman		For
	1.3	Elect Director Michael S. Starnes		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Charter		For	Against		Mgmt

Blank check preferred stock could improve the company’s ability to finance growth or to acquire other companies. However, companies can use blank check preferred stock as a takeover defense by placing blocks of shares with parties friendly to management. Blank check preferred stock can also substantially dilute common shareholders’ voting power and equity interest. Additionally, holders of preferred shares receive dividends and distributions in liquidation before holders of common stock. In this case, management has not specifically stated that these shares may not be used for antitakeover purposes. When a company fails to provide a specific financing purpose for the shares, the possibility that they will be used for management entrenchment purposes outweighs any potential benefits that they would bring.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.51 percent is within the allowable cap for this company of 7.20 percent. Additionally, this plan expressly forbids repricing.

05/18/04 - A	Mid-State Bancshares *MDST*		595440108			03/31/04		1,068
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daryl L. Flood		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Daryl L. Flood. We recommend that shareholders WITHHOLD votes from Daryl L. Flood for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Michael Miner		For
	1.3	Elect Director Alan Rains		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Midas, Inc. *MDS*		595626102			03/24/04		638
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Middlesex Water Co. *MSEX*		596680108			03/15/04		444
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Midway Games Inc. *MWY*		598148104			04/20/04		1,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Harold H. Bach, Jr.		Withhold

We recommend a vote FOR the directors with the exception of insider Neil D. Nicastro and affiliated outsiders Harold H. Bach, Jr., Louis J. Nicastro and Ira S. Sheinfeld. We recommend that shareholders WITHHOLD votes from Neil D. Nicastro, Harold H. Bach, Jr., Louis J. Nicastro and Ira S. Sheinfeld for failure to establish a majority independent board.

	1.2	Elect Director William C. Bartholomay		For
	1.3	Elect Director Kenneth D. Cron		For
	1.4	Elect Director Louis J. Nicastro		Withhold
	1.5	Elect Director Neil D. Nicastro		Withhold
	1.6	Elect Director Shari E. Redstone		For
	1.7	Elect Director Ira S. Sheinfeld		Withhold
	1.8	Elect Director Robert N. Waxman		For
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Midwest Banc Holdings, Inc. *MBHI*		598251106			03/26/04		457
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director E. V. Silveri		For

We recommend a vote FOR the directors with the exception of affiliated outsider Daniel Nagle. We recommend that shareholders WITHHOLD votes from Daniel Nagle for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Daniel Nagle		Withhold
	1.3	Elect Director LeRoy Rosasco		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	Milacron Inc. *MZ*		598709103			04/15/04		1,500
	1	Increase Authorized Common Stock		For	For		Mgmt

The requested increase of 115,000,000 shares is below the allowable threshold of 150,000,000 shares. In fact, including the 7 million newly reserved under the 2004 LTIP, it appears that the increase is insufficient. We recommend a vote FOR Item1.

	2	Adjust Par Value of Common Stock		For	For		Mgmt

The contingent warrants (Item 5), if exercisable, would be exercisable by the holders to purchase common stock at an exercise price of $.01 per share. Under Delaware law, the exercise price of a warrant cannot be lower than the par value of the security being acquired. Thus, to be able to issue the contingent warrants in connection with Series B preferred stock in the refinancing, the par value of common stock would have to be reduced.

	3	Amend Articles		For	For		Mgmt
Therefore, in connection with the issuance of Series B preferred stock which is an integral part of the refinancing, we recommend that shareholders approve this item.
	4	Authorize New Class of Preferred Stock		For	For		Mgmt

The terms of the Series B preferred stock have several negative features for common shareholders: very significant dilution, the conversion price is at a 16 percent discount to Milacron’s stock price on March 12, when the refinancing transactions were signed, and has a reset provision. The issuance of Series B also results in a minority board representation for common shareholders. However, in view of the company’s refinancing need, as explained in Item 1, we recommend in favor of the issuance of Series B preferred stock.

	5	Approve Issuance of Warrants/Convertible Debentures		For	For		Mgmt

We note that the penny warrants are contingent on the company’s financial performance in 2005. The company’s cash flow from operations for the year ended Dec. 31, 2003 was $10 million. The company’s financial situation is expected to improve due to the recent restructuring efforts. However, the likelihood of achieving Cash Flow of $60 million is difficult to estimate. On a stand alone basis, we think that the terms of Series B preferred stock are generous enough without the contingent warrants. However, since this is a condition to the refinancing, we recommend in favor of this item.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Issue Common Stock in Conjunction with Rights Offering		For	For		Mgmt

The rights offering would partially offset the dilutive effect of the refinancing. Following issuance of Series B preferred stock, existing common shareholders (excluding the investors in Series A Notes that converted into common on April 15, 2004, the record date) would own 40.4 percent of the voting power. If the rights offering is fully subscribed and 150,000 Series B preferred shares are redeemed, than existing shareholders would own 58.1 percent of the voting power. In addition, existing shareholders are given an opportunity to buy stock at the same discount as Series B holders would be able to convert into common. Based on the current stock price of $3.76, the purchase price in the rights offering represents a discount of 88 percent. We recommend in favor of the rights offering.

	7	Amend Articles		For	For		Mgmt

While this proposal diminishes the rights of existing preferred stock holders, it is favorable for common shareholders as it would enable partial redemption of Series B upon the rights offering and thus offset dilution. However, two-thirds of the preferred holders must also approve this proposal separately.

	8	Amend Articles		For	For		Mgmt

While this proposal diminishes the rights of existing preferred stock holders, it is favorable for common shareholders as it would enable partial redemption of Series B upon the rights offering and thus offsetting dilution. Furthermore, if approved this amendment allows the company to pay dividends in cash, at a lower rate. However, two-thirds of the preferred holders must also approve this proposal separately.

	9	Reduce Par Value of Serial Preference Stock		For	For		Mgmt
Common shareholders will not be adversely affected by this amendment.
	10	Elect Directors		For	For		Mgmt
	11	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.66 percent is within the allowable cap for this company of 13.28 percent. Additionally, this plan expressly forbids repricing.
	12	Ratify Auditors		For	For		Mgmt
	13	Limit Executive Compensation		Against	Against		ShrHoldr

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	MIM Corporation *MIMS*		553044108			04/02/04		899
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/26/04 - A	MindSpeed Technologies, Inc. *MSPD*		602682106			12/29/03		2,942
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Director D.R. Beall		Withhold
	1.2	Elect Director Director J.L. Stead		For
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Mine Safety Appliances Co. *MSA*		602720104			02/20/04		881
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James A. Cederna		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider John C. Unkovic and insider John T. Ryan III. We recommend that shareholders WITHHOLD votes from John T. Ryan III for standing as an insider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from John C. Unkovic for standing as an affiliated outsider on the Compensation and Nominating committees, and for failure to establish a majority independent board.

	1.2	Elect Director John T. Ryan III		Withhold
	1.3	Elect Director John C. Unkovic		Withhold
	2	Elect Director Diane M. Pearse		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Minerals Technologies, Inc. *MTX*		603158106			03/29/04		780
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	MKS Instruments, Inc. *MKSI*		55306N104			03/26/04		1,221
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James G. Berges		For

We recommend a vote FOR the directors with the exception of affiliated outsider Richard S. Chute. We recommend that shareholders WITHHOLD votes from Richard S. Chute for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Richard S. Chute		Withhold
	1.3	Elect Director Owen W. Robbins		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 39.74 percent is above the allowable cap for this company of 19.69 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 19.10 percent is below the allowable cap for this company of 19.69 percent.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	6	Ratify Auditors		For	For		Mgmt

06/23/04 - A	Mobile Mini, Inc. *MINI*		60740F105			05/04/04		527
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/30/04 - A	Molecular Devices Corp. *MDCC*		60851C107			05/06/04		568
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Joseph D. Keegan, Ph.D.		For

We recommend a vote FOR the directors with the exceptions of Andre F. Marion and Paul Goddard, Ph.D.. We recommend that shareholders WITHHOLD votes from Andre F. Marion and Paul Goddard, Ph.D. for poor attendance.

	2.2	Elect Director Moshe H. Alafi		For
	2.3	Elect Director David L. Anderson		For
	2.4	Elect Director A. Blaine Bowman		For
	2.5	Elect Director Paul Goddard, Ph.D.		Withhold
	2.6	Elect Director Andre F. Marion		Withhold
	2.7	Elect Director H.M. Mcconnell, Ph.D.		For
	2.8	Elect Director J. Allan Waitz, Ph.D.		For
	3	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation Although the cost of the company’s plans of 12.75 percent is within the allowable cap for this company of 19.55 percent, the plan allows for repricing of options, which we believe reduces the incentive value of the awards.

	4	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Monaco Coach Corp. *MNC*		60886R103			03/22/04		1,159
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/14/04 - A	MOOG Inc. *MOG.A*		615394202			12/08/03		577
	1	Change Range for Size of the Board		For	For		Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Robert R. Banta as Class A Director		For
For the holders of Class A common stock, we recommend a vote FOR Robert R. Banta. For the holders of Class B common stock, we recommend a vote FOR the directors.
	2.2	Elect Director Kraig H. Kayser as Class B Director		For
	2.3	Elect Director Robert H. Maskrey as Class B Director		For
	2.4	Elect Director Albert F. Myers as Class B Director		For
	2.5	Elect Director Raymond W. Boushie as Class B Director		For
	3	Ratify Auditors		For	For		Mgmt

01/22/04 - A	Mothers Work, Inc. *MWRK*		619903107			12/09/03		186
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	Movado Group, Inc. *MOV*		624580106			05/10/04		323
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gedalio Grinberg		Withhold

We recommend a vote FOR the directors with the exception of insiders Gedalio Grinberg, Efraim Grinberg, Richard J. Cote and affiliated outsider Leonard L. Silverstein. We recommend that shareholders WITHHOLD votes from Gedalio Grinberg, Efraim Grinberg, Richard J. Cote for failure to establish a majority independent board, and from Leonard L. Silverstein for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Efraim Grinberg		Withhold
	1.3	Elect Director Margaret Hayes-Adame		For
	1.4	Elect Director Richard Cote		Withhold
	1.5	Elect Director Alan H. Howard		For
	1.6	Elect Director Nathan Leventhal		For
	1.7	Elect Director Donald Oresman		For
	1.8	Elect Director Leonard L. Silverstein		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Deferred Compensation Plan		For	For		Mgmt
By paying directors a portion of their compensation in common stock rather than cash, the interests of directors may be more closely aligned with those of shareholders.
	4	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total

cost of the company’s plans of 17.17 percent is above the allowable cap for this company of 16.47 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	5	Increase Authorized Common Stock		For	Against		Mgmt

The requested increase of 80,000,000 common shares is above the allowable threshold of 30,000,000 shares, and the requested increase of 20,000,000 Class A common shares is above the allowable threshold of 11,000,000.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Movie Gallery, Inc. *MOVI*		624581104			04/16/04		1,128
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joe T. Malugen		Withhold

We recommend a vote FOR the directors with the exception of insiders Joe T. Malugen and H. Harrison Parrish and affiliated outsider William B. Snow. We recommend that shareholders WITHHOLD votes from Joe T. Malugen and H. Harrison Parrish for failure to establish an independent nominating committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from William B. Snow for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director H. Harrison Parrish		Withhold
	1.3	Elect Director William B. Snow		Withhold
	1.4	Elect Director John J. Jump		For
	1.5	Elect Director James C. Lockwood		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	MPS GROUP INC *MPS*		553409103			04/08/04		5,016
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Derek E. Dewan		For
	1.2	Elect Director Timothy D. Payne		For
	1.3	Elect Director Peter J. Tanous		For
	1.4	Elect Director T. Wayne Davis		For
	1.5	Elect Director John R. Kennedy		For
	1.6	Elect Director Michael D. Abney		For
	1.7	Elect Director William M. Isaac		For
	1.8	Elect Director Darla D. Moore		For
	1.9	Elect Director Arthur B. Laffer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.43 percent is within the allowable cap for this company of 13.83 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 6.83 percent is within the allowable cap for this company of 13.83 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

03/09/04 - A	MRO Software, Inc. *MROI*		55347W105			01/26/04		808
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.46 percent is within the allowable cap for this company of 17.80 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	MTC Technologies, Inc. *MTCT*		55377A106			03/12/04		315
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/27/04 - A	MTS Systems Corp. *MTSC*		553777103			12/01/03		656
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Mueller Industries, Inc. *MLI*		624756102			03/08/04		1,566
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Gennaro J. Fulvio		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Robert B. Hodes for standing as an affiliated outsider on the Nominating Committee and failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, Gennaro J. Fulvio, Gary S. Gladstein, and Terry Hermanson for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, and William D. O’Hagan, Harvey L. Carp and Robert B. Hodes for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill and failing to create a majority independent board.

	1.2	Elect Director Gary S. Gladstein		Withhold
	1.3	Elect Director Terry Hermanson		Withhold
	1.4	Elect Director Robert B. Hodes		Withhold
	1.5	Elect Director Harvey L. Karp		Withhold
	1.6	Elect Director William D. O’Hagan		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/02/04 - A	Multimedia Games, Inc. *MGAM*		625453105			12/18/03		329
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas W. Sarnoff		For

We recommend a vote FOR the directors with the exception of Martin A. Keane, Gordon Graves, and Clifton E. Lind. We recommend shareholders WITHHOLD votes from Martin A. Keane for standing as an affiliated outsider on the Compensation and Nominating committees, and from Martin A. Keane, Gordon Graves, and Clifton E. Lind for failure to establish a majority independent board.

	1.2	Elect Director Clifton E. Lind		Withhold
	1.3	Elect Director Gordon T. Graves		Withhold
	1.4	Elect Director Robert D. Repass		For
	1.5	Elect Director Martin A. Keane		Withhold
	1.6	Elect Director John M. Winkelman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 58,750,000 shares.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 11.88 percent is within the allowable cap for this company of 12.37 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

04/28/04 - A	MutualFirst Financial, Inc. *MFSF*		62845B104			03/04/04		217
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Myers Industries, Inc. *MYE*		628464109			03/05/04		797
	1	Elect Directors		For	For		Mgmt

04/28/04 - A	Mykrolis Corp. *MYK*		62852P103			03/19/04		1,474
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Nabi Biopharmaceuticals *NABI*		629519109			03/30/04		2,593
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David L. Castaldi		For
	1.2	Elect Director Geoffrey F. Cox, Ph.D.		For
	1.3	Elect Director George W. Ebright		For
	1.4	Elect Director Richard A. Harvey, Jr.		For
	1.5	Elect Director Linda Jenckes		For
	1.6	Elect Director Thomas H. McLain		For
	1.7	Elect Director Stephen G. Sudovar		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 93,750,000 shares. We recommend a vote FOR Item 2.
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 15.81 percent is above the allowable cap for this company of 13.77 percent.

	4	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 10.58 percent is within the allowable cap for this company of 13.77 percent.

05/12/04 - A	NACCO Industries, Inc. *NC*		629579103			03/15/04		209
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Owsley Brown Ii		For

We recommend a vote FOR the directors with the exception of insider Britton T. Taplin. We recommend that shareholders WITHHOLD votes from Britton T. Taplin for standing as an insider on the Audit Committee.

	1.2	Elect Director Dennis W. Labarre		For
	1.3	Elect Director Michael E. Shannon		For
	1.4	Elect Director Robert M. Gates		For
	1.5	Elect Director Richard De J. Osborne		For
	1.6	Elect Director Britton T. Taplin		Withhold
	1.7	Elect Director Leon J. Hendrix, Jr.		For
	1.8	Elect Director Alfred M. Rankin, Jr.		For
	1.9	Elect Director David F. Taplin		For
	1.10	Elect Director David H. Hoag		For
	1.11	Elect Director Ian M. Ross		For
	1.12	Elect Director John F. Turben		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Nara Bancorp, Inc. *NARA*		63080P105			04/05/04		423
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dr. Chong Moon Lee		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Yong H. Kim and Ki Suh Park. We recommend that shareholders WITHHOLD votes from Yong H. Kim and Ki Suh Park for poor attendance.

	1.2	Elect Director Dr. Thomas Chung		For
	1.3	Elect Director Benjamin B. Hong		For
	1.4	Elect Director Steve Y. Kim		For
	1.5	Elect Director Jesun Paik		For
	1.6	Elect Director Ki Suh Park		Withhold
	1.7	Elect Director Hyon M. Park		For
	1.8	Elect Director Yong H. Kim		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 34,000,000 shares.
	3	Ratify Auditors		For	For		Mgmt

01/27/04 - A	NASB Financial Inc *NASB*		628968109			12/15/03		330
	1	Amend Articles		For	For		Mgmt

Approval of the deletion of Article Ten from the company’s articles would allow the company to be more aligned with Missouri and Federal law. Regarding the restatement of Article Thirteen, the proposed amendment would bring the company in line with the market standard and would allow directors, officers, and employees to take risks and maximize shareholder wealth without fear of personal financial ruin from a mistake. In addition, courts have made it clear that grossly negligent actions by corporate servants will be condemned regardless of these shield statutes.

	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 2.31 percent is within the allowable cap for this company of 12.15 percent.
	3	Elect Directors		For	Withhold		Mgmt
	3.1	Elect Director David H. Hancock		Withhold

We recommend withholding votes from both of the nominees. We recommend shareholders WITHHOLD votes from Linda S. Hancock for standing as an insider on the Compensation Committee and from Linda S. Hancock and David H. Hancock for failure to establish an independent nominating committee.

	3.2	Elect Director Linda S. Hancock		Withhold
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Nash Finch Co. *NAFC*		631158102			03/19/04		449
	1	Elect Directors		For	For		Mgmt

02/12/04 - A	Nassda Corp *NSDA*		63172M101			01/08/04		518
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bernard Aronson		For
We recommend a vote FOR the directors.
	1.2	Elect Director An-Chang Deng		For
	2	Ratify Auditors		For	For		Mgmt

04/13/04 - A	National Bankshares, Inc. *NKSH*		634865109			03/05/04		160
	1	Elect Directors		For	For		Mgmt

04/20/04 - A	National Health Investors, Inc. *NHI*		63633D104			02/20/04		928
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	National Health Realty Inc. *NHR*		635905102			02/20/04		200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/20/04 - A	National Healthcare Corporation *NHC*		635906100			02/20/04		364
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lawrence C. Tucker		For

We recommend a vote FOR the directors with the exception of insider Richard F. LaRoche, Jr. We recommend that shareholders WITHHOLD votes from Richard F. LaRoche, Jr. for failure to establish a majority independent board.

	1.2	Elect Director Richard F. LaRoche, Jr.		Withhold
	1.3	Elect Director J. Paul Abernathy, M.D.		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	National Penn Bancshares, Inc. *NPBC*		637138108			03/05/04		972
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	National Processing, Inc. *NAP*		637229105			03/15/04		379
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Aureliano Gonzalez-Baz		Withhold

We recommend a vote FOR the directors with the exceptions of insider Jon L. Gorney and affiliated outsider Aureliano Gonzalez-Baz. We recommend that shareholders WITHHOLD votes from Aureliano Gonzalez-Baz for standing as an affiliated outsider on the Audit Committee and for failure to establish an independent nominating committee, and from Jon L. Gorney for failure to establish an independent nominating committee.

	1.2	Elect Director Jon L. Gorney		Withhold
	1.3	Elect Director Preston B. Heller, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

06/25/04 - A	National Western Life Insurance Co. *NWLIA*		638522102			05/11/04		100
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert L. Moody		Withhold

We recommend a vote FOR the directors with the exceptions of Harry L. Edwards and Robert L. Moody. We recommend that shareholders WITHHOLD votes from Harry L. Edwards for standing as an affiliated outsider on the Compensation Committee and Harry L. Edwards and Robert L. Moody for failure to establish an independent nominating committee.

	1.2	Elect Director Harry L. Edwards		Withhold
	1.3	Elect Director Stephen E. Glasgow		For
	1.4	Elect Director E.J. Pederson		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.04 percent is within the allowable cap for this company of 16.74 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Nationwide Health Properties, Inc. *NHP*		638620104			02/27/04		2,982
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David R. Banks		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider David R. Banks. We recommend that shareholders WITHHOLD votes from David R. Banks for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Douglas M. Pasquale		For
	1.3	Elect Director Jack D. Samuelson		For

05/28/04 - A	Nature’s Sunshine Products, Inc. *NATR*		639027101			04/09/04		400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard G. Hinckley		For

We recommend that shareholders vote FOR Richard G. Hinckley but WITHHOLD votes from affilaited outsider Eugene L. Hughes. We recommend that shareholders WITHHOLD votes from Eugene L. Hughes for failure to establish a majority independent board.

	1.2	Elect Director Eugene L. Hughes		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/07/04 - A	NAUTILUS GROUP INC *NLS*		63910B102			04/09/04		1,330
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter A. Allen		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Paul F. Little, Robert S. Falcone and Kirkland C. Aly. We recommend that shareholders WITHHOLD votes from Audit Committee members Paul F. Little, Robert S. Falcone and Kirkland C. Aly for paying excessive non-audit fees.

	1.2	Elect Director Kirkland C. Aly		Withhold
	1.3	Elect Director Robert S. Falcone		Withhold
	1.4	Elect Director Greggory C. Hammann		For
	1.5	Elect Director Frederick T. Hull		For
	1.6	Elect Director Paul F. Little		Withhold
	1.7	Elect Director James M. Weber		For
	2	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Navigant Consulting Inc. *NCI*		63935N107			03/08/04		1,969
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Navigant International Inc. *FLYR*		63935R108			03/29/04		475
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward S. Adams		For
We recommend a vote FOR the directors.
	1.2	Elect Director Vassilios Sirpolaidis		For

05/18/04 - A	NBC Capital Corporation *NBY*		628729105			04/05/04		243
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lewis F. Mallory, Jr.		For
	1.2	Elect Director Mark A. Abernathy		For
	1.3	Elect Director David Byars		For
	1.4	Elect Director Robert S. Caldwell, Jr.		For
	1.5	Elect Director Robert L. Calvert, III		For
	1.6	Elect Director Robert A. Cunningham		For
	1.7	Elect Director J. Nutie Dowdle		For
	1.8	Elect Director Clifton B. Fowler		For
	1.9	Elect Director James C. Galloway, Jr.		For
	1.10	Elect Director Hunter M. Gholson		For
	1.11	Elect Director James D. Graham		For
	1.12	Elect Director Bobby L. Harper		For
	1.13	Elect Director Robert S. Jones		For
	1.14	Elect Director Dan R. Lee		For
	1.15	Elect Director Robert D. Miller		For
	1.16	Elect Director Ralph E. Pogue		For
	1.17	Elect Director Thomas J. Prince, Jr.		For
	1.18	Elect Director Allen B. Puckett, III		For
	1.19	Elect Director Dr. James C. Ratcliff		For
	1.20	Elect Director Sammy J. Smith		For
	1.21	Elect Director H. Stokes Smith		For
	1.22	Elect Director Henry S. Weiss		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	NBT Bancorp Inc. *NBTB*		628778102			03/15/04		1,459
	1	Fix Number of Directors		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Daryl R. Forsythe		For

We recommend a vote FOR the directors with the exception of affiliated outsider William L. Owens. We recommend that shareholders WITHHOLD votes from William L. Owens for standing as an affiliated outsider on the Compensation Committee.

	2.2	Elect Director William C. Gumble		For
	2.3	Elect Director William L. Owens		Withhold
	2.4	Elect Director Van Ness D. Robinson		For
	2.5	Elect Director Patricia T. Civil		For

04/26/04 - A	NBTY, Inc. *NTY*		628782104			03/22/04		2,362
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/12/04 - A	NCI Building Systems, Inc. *NCS*		628852105			01/15/04		785
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gary L. Forbes		For
	1.2	Elect Director Max L. Lukens		For
	1.3	Elect Director George Martinez		For
	1.4	Elect Director Norman C. Chambers		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/26/04 - S	NCO Group, Inc. *NCOG*		628858102			02/19/04		1,426
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the the fairness opinion rendered by Deustche Bank and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

05/17/04 - A	NCO Group, Inc. *NCOG*		628858102			04/02/04		827
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director W. C. Dunkelberg Ph.D.		For

We recommend a vote FOR W. C. Dunkelberg Ph.D., but WITHHOLD votes from affiliated outsider Allen F. Wise. We recommend that shareholders WITHHOLD votes from Allen F. Wise for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Allen F. Wise		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.27 percent is within the allowable cap for this company of 13.42 percent. Additionally, this plan expressly forbids repricing.

06/15/04 - A	NeighborCare Inc. *NCRX*		64015Y104			04/19/04		1,225
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.63 percent is within the allowable cap for this company of 19.85 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/17/04 - A	Nektar Therapeutics *NKTR*		640268108			04/19/04		3,106
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.39 percent is within the allowable cap for this company of 12.77 percent.
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	NEOFORMA INC. *NEOF*		640475505			04/15/04		408
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	NeoPharm, Inc. *NEOL*		640919106			04/22/04		751
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John N. Kapoor		For
We recommend a vote FOR the directors with the exception of independent outsider Sander A. Flaum. We recommend that shareholders WITHHOLD votes from Sander A. Flaum for poor attendance.
	1.2	Elect Director James M. Hussey		For
	1.3	Elect Director Matthew P. Rogan		For
	1.4	Elect Director Kaveh T. Safavi		For
	1.5	Elect Director Sander A. Flaum		Withhold
	1.6	Elect Director Erick E. Hanson		For
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Neose Technologies, Inc. *NTEC*		640522108			03/15/04		639
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C. Boyd Clarke		For
We recommend a vote FOR the directors with the exception of independent outsider Mark H. Rachesky, M.D. We recommend that shareholders WITHHOLD votes from Mark H. Rachesky, M.D. for poor attendance.
	1.2	Elect Director Brian H. Dovey		For
	1.3	Elect Director L. Patrick Gage		For
	1.4	Elect Director William F. Hamilton		For
	1.5	Elect Director Douglas J. MacMaster, Jr.		For
	1.6	Elect Director Mark H. Rachesky		Withhold
	1.7	Elect Director Stephen A. Roth		For
	1.8	Elect Director Lowell E. Sears		For
	1.9	Elect Director Elizabeth H.S. Wyatt		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 33,000,000.
	4	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the plan expressly forbids repricing without prior shareholder approval, the total cost of the company’s plans of 17.17 percent is above the allowable cap for this company of 14.69 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	NetBank, Inc. *NTBK*		640933107			03/03/04		2,184
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director T. Stephen Johnson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Stuart M. Cable		For
	1.3	Elect Director Joel A. Smith, III		For
	1.4	Elect Director Eula L. Adams		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.48 percent is within the allowable cap for this company of 11.92 percent.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Netegrity, Inc. *NETE*		64110P107			03/30/04		1,050
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Sandra E. Bergeron		For
We recommend a vote FOR the directors with the exception of independent outsider Eric R. Giler. We recommend that shareholders WITHHOLD votes from Eric R. Giler for poor attendance.
	1.2	Elect Director Barry N. Bycoff		For
	1.3	Elect Director Eric R. Giler		Withhold
	1.4	Elect Director Lawrence D. Lenihan, Jr.		For
	1.5	Elect Director Ronald T. Maheu		For
	1.6	Elect Director Ralph B. Wagner		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.73 percent is within the allowable cap for this company of 19.75 percent. Equity grants of stock options to top five named executive officers is 37.56 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Netflix. Inc *NFLX*		64110L106			03/04/04		912
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Timothy Haley		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael Ramsay		For
	1.3	Elect Director Michael Schuh		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt

06/04/04 - A	NetRatings, Inc. *NTRT*		64116M108			04/19/04		407
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William R. Pulver		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Michael P. Connors, Thomas A. Mastrelli, David H. Harkness, James M. O’Hara, John A. Dimling and William R. Pulver. We recommend that shareholders WITHHOLD votes from Michael P. Connors for standing as an insider on the Compensation Committee, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from James M. O’Hara, Thomas A. Mastrelli, David H. Harkness, John A. Dimling and William R. Pulver for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director John A. Dimling		Withhold
	1.3	Elect Director Michael P. Connors		Withhold
	1.4	Elect Director David H. Harkness		Withhold
	1.5	Elect Director Arthur F. Kingsbury		For
	1.6	Elect Director Thomas A. Mastrelli		Withhold
	1.7	Elect Director D. Scott Mercer		For
	1.8	Elect Director James M. O’Hara		Withhold
	1.9	Elect Director Jerrell W. Shelton		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/05/04 - S	New Focus, Inc.		644383101			01/22/04		1,908
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium and fairness opinion, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

01/21/04 - A	New Jersey Resources Corp. *NJR*		646025106			12/12/03		934
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	NEWCASTLE INVT CORP *NCT*		65105M108			04/27/04		1,380
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Newmarket Corp *NEU*		297659609			03/25/04		665
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion The reorganization of Ethyl’s corporate structure should enable a more efficient operating structure for management, and provide additional flexibility to the company’s senior management. We do not consider there to be any material differences in shareholder rights between NewMarket common stock and the currently held Ethyl common stock. Therefore, given the advantages of the proposed restructuring, we recommend that shareholders vote in favor of this proposal.

	2	Elect Directors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.90 percent is within the allowable cap for this company of 19.92 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	Newpark Resources, Inc. *NR*		651718504			04/14/04		3,862
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.95 percent is within the allowable cap for this company of 11.41 percent.
	3	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Newport Corp. *NEWP*		651824104			04/01/04		1,782
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Jack Aplin		For

We recommend a vote FOR R. Jack Aplin but WITHHOLD votes from affiliated outsider Richard E. Schmidt. We recommend that shareholders WITHHOLD votes from Richard E. Schmidt for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Richard E. Schmidt		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	NIC INC *EGOV*		62914B100			03/15/04		1,200
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.92 percent is within the allowable cap for this company of 13.14 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	NII Holdings, Inc. *NIHD*		62913F201			03/25/04		614
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven P. Dussek		Withhold

We recommend voting FOR Steven Shindler and withholding votes from Steven Dussek. We recommend that shareholders WITHHOLD votes from Steven P. Dussek for standing as an affiliated outsider on both the Audit and Compensation committees.

	1.2	Elect Director Steven M. Shindler		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 200,000,000 shares, is below the allowable threshold of 220,000,000 shares.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.45 percent is within the allowable cap for this company of 19.83 percent.
	4	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/20/04 - A	NL Industries, Inc. *NL*		629156407			03/29/04		308
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cecil H. Moore, Jr.		For

We recommend a vote FOR the directors with the exceptions of insiders Steven L. Watson and Harold C. Simmons, and affiliated outsider Glenn R. Simmons. We recommend that shareholders WITHHOLD votes from Steven L. Watson, Harold C. Simmons, and Glenn R. Simmons for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Glenn R. Simmons		Withhold
	1.3	Elect Director Harold C. Simmons		Withhold
	1.4	Elect Director Gen. Thomas P. Stafford		For
	1.5	Elect Director Steven L. Watson		Withhold
	1.6	Elect Director Terry N. Worrell		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	NN, Inc. *NNBR*		629337106			03/29/04		444
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/11/04 - A	Nordson Corp. *NDSN*		655663102			01/14/04		876
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William D. Ginn		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsider Stephen R. Hardis and affiliated outsider William D. Ginn. We recommend that shareholders WITHHOLD votes from Stephen R. Hardis for sitting on more than six boards. We recommend that shareholders WITHHOLD votes from William D. Ginn for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Stephen R. Hardis		Withhold
	1.3	Elect Director William L. Robinson		For
	1.4	Elect Director Benedict P. Rosen		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 34.70 percent is above the allowable cap for this company of 12.03 percent.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	North Pittsburgh Systems, Inc. *NPSI*		661562108			04/13/04		615
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Harry R. Brown		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Stephen G. Kraskin and insiders Charles E. Thomas, Jr., Allen P. Kimble, and Harry R. Brown. We recommend that shareholders WITHHOLD votes from Stephen G. Kraskin for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board, and from Charles E. Thomas, Jr., Allen P. Kimble, and Harry R. Brown for failure to establish a majority independent board.

	1.2	Elect Director Charles E. Cole		For
	1.3	Elect Director Frederick J. Crowley		For
	1.4	Elect Director Allen P. Kimble		Withhold
	1.5	Elect Director Stephen G. Kraskin		Withhold
	1.6	Elect Director David E. Nelsen		For
	1.7	Elect Director Jay L. Sedwick		For
	1.8	Elect Director Charles E. Thomas, Jr.		Withhold

05/20/04 - A	Northern States Financial Corp. *NSFC*		665751103			04/08/04		68
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Fred Abdula		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Helen Rumsa and Kenneth W. Balza, and insider Fred Abdula. We recommend that shareholders WITHHOLD votes from Helen Rumsa for standing as an affiliated outsider on the Nominating Committee and for failure to establish an independent compensation committee. We also recommend that shareholders WITHHOLD votes from Kenneth W. Balza and Fred Abdula for failure to establish an independent compensation committee.

	1.2	Elect Director Kenneth W. Balza		Withhold
	1.3	Elect Director Jack H. Blumberg		For
	1.4	Elect Director Frank Furlan		For
	1.5	Elect Director Harry S. Gaples		For
	1.6	Elect Director James A. Hollensteiner		For
	1.7	Elect Director Raymond M. Mota		For
	1.8	Elect Director Helen Rumsa		Withhold
	1.9	Elect Director Frank Ryskiewicz		For
	1.10	Elect Director Henry G. Tewes		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	Northwest Airlines Corp. *NWAC*		667280101			02/27/04		2,678
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Anderson		For

We recommend a vote FOR the directors with the exceptions of Leo M. Van Wijk, Frederic V. Malek, and Richard C. Blum. We recommend that shareholders WITHHOLD votes from Leo M. Van Wijk and Richard C. Blum for poor attendance and Frederic V. Malek for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Richard C. Blum		Withhold
	1.3	Elect Director Alfred A. Checchi		For
	1.4	Elect Director John M. Engler		For
	1.5	Elect Director Robert L. Friedman		For
	1.6	Elect Director Doris Kearns Goodwin		For
	1.7	Elect Director Dennis F. Hightower		For
	1.8	Elect Director Frederic V. Malek		Withhold
	1.9	Elect Director V.A. Ravindran		For
	1.10	Elect Director Douglas M. Steenland		For
	1.11	Elect Director Leo M. Van Wijk		Withhold
	1.12	Elect Director Gary L. Wilson		For
	2	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a vote or redeemed and any new pill be put to a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Northwest Natural Gas Co. *NWN*		667655104			04/08/04		1,207
	1	Elect Directors		For	For		Mgmt

06/08/04 - A	NovaStar Financial, Inc. *NFI*		669947400			03/11/04		1,022
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.11 percent is within the allowable cap for this company of 7.64 percent. In 2003, the company granted 100 percent of its total grants to its top five named executive officers.

	3	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Noven Pharmaceuticals, Inc. *NOVN*		670009109			04/07/04		922
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.38 percent is within the allowable cap for this company of 14.50 percent. Equity grants including stock options to top five named executive officers were 33.47 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

06/15/04 - A	Novoste Corp. *NOVT*		67010C100			04/07/04		634
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.32 percent is within the allowable cap for this company of 19.44 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	NPS Pharmaceuticals, Inc. *NPSP*		62936P103			04/06/04		1,450
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Santo J. Costa		For

We recommend a vote FOR the directors with the exception of affiliated outsider James G. Groninger. We recommend that shareholders WITHHOLD votes from James G. Groninger for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director John R. Evans		For
	1.3	Elect Director James G. Groninger		Withhold
	1.4	Elect Director Hunter Jackson		For
	1.5	Elect Director Joseph Klein III		For
	1.6	Elect Director Donald E. Kuhla		For
	1.7	Elect Director Thomas N. Parks		For
	1.8	Elect Director Calvin R. Stiller		For
	1.9	Elect Director Peter G. Tombros		For
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	NS Group, Inc. *NSS*		628916108			03/04/04		537
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clifford R. Borland		For
	1.2	Elect Director Patrick J. B. Donnelly		For
	1.3	Elect Director Rene J. Robichaud		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.29 percent is within the allowable cap for this company of 11.04 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 6.22 percent is within the allowable cap for this company of 11.04 percent. Equity grants including stock options to top five named officers were 42.7 percent of the total grants made during the last year.

05/14/04 - S	Nuevo Energy Co.		670509108			04/12/04		817
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium to historic prices, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Nuvelo, Inc. *NUVO*		67072M301			03/26/04		700
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 13.91 percent is above the allowable cap for this company of 13.09 percent. In 2003, the company granted over 25 percent of its total grants to its top three named employees.

	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Nymagic, Inc *NYM*		629484106			04/12/04		113
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. Anderson		For

We recommend a vote FOR the directors with the exception of insider George R. Trumbull, III. We recommend that shareholders WITHHOLD votes from George R. Trumbull, III for standing as an insider on the Nominating Committee.

	1.2	Elect Director Glenn Angiolillo		For
	1.3	Elect Director John T. Baily		For
	1.4	Elect Director David E. Hoffman		For
	1.5	Elect Director William J. Michaelcheck		For
	1.6	Elect Director William D. Shaw, Jr.		For
	1.7	Elect Director Robert G. Simses		For
	1.8	Elect Director George R. Trumbull, III		Withhold
	1.9	Elect Director David W. Young		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 6.76 percent is within the allowable cap for this company of 17.52 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	4	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	O’Charley’s Inc. *CHUX*		670823103			03/18/04		952
	1	Elect Directors		For	For		Mgmt

06/04/04 - A	Oakley, Inc. *OO*		673662102			03/31/04		1,149
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jim Jannard		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Irene Miller and Abbott Brown. We recommend that shareholders WITHHOLD votes from Audit Committee members Irene Miller and Abbott Brown for paying excessive non-audit fees.

	1.2	Elect Director Link Newcomb		For
	1.3	Elect Director Abbott Brown		Withhold
	1.4	Elect Director Lee Clow		For
	1.5	Elect Director Thomas Davin		For
	1.6	Elect Director Irene Miller		Withhold
	2	Ratify Auditors		For	Against		Mgmt

05/14/04 - A	Oceaneering International, Inc. *OII*		675232102			03/22/04		1,048
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	OceanFirst Financial Corp. *OCFC*		675234108			03/08/04		212
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Octel Corp. *OTL*		675727101			03/05/04		436
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert E. Bew		For
We recommend a vote FOR the directors with the exception of insider Dennis J. Kerrison for failure to establish a majority independent board.
	1.2	Elect Director Dennis J. Kerrison		Withhold
	1.3	Elect Director Martin M. Hale		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

This proposal would align the interests of the non-employee directors with those of shareholders. Since the company has allocated treasury shares as payment to the non-employee directors, there is no dilution from this proposal.

	4	Approve 2004 Executive Co-Investment Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.38 percent is within the allowable cap for this company of 12.72 percent.
	5	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.29 percent is within the allowable cap for this company of 12.72 percent.
	6	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.35 percent is within the allowable cap for this company of 12.72 percent.
	7	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.29 percent is within the allowable cap for this company of 12.72 percent.
	8	Approve Octel Corp. Savings Related Share Option Plan		For	For		Mgmt

This proposal would allow the company’s United Kingdom employees to purchase shares of common stock pursuant to the tax laws of the United Kingdom. Because the proposal would align the interests of employees with those of shareholders and the fact that the company has funded the plan through treasury shares (resulting in no dilution), we believe that this proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Ocular Sciences Inc. *OCLR*		675744106			04/12/04		847
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edgar J. Cummins		Withhold

We recommend a vote FOR the directors with exception of Stephen J. Fanning, Edgar J. Cummins, Terence M. Fruth and John D. Fruth. We recommend that shareholders WITHHOLD votes from Edgar J. Cummins for standing as an affiliated outsider on the Audit Committee. We also recommend that shareholders WITHHOLD votes from Stephen J. Fanning, Edgar J. Cummins, Terence M. Fruth and John D. Fruth for failure to establish a majority independent board.

	1.2	Elect Director Stephen J. Fanning		Withhold
	1.3	Elect Director John D. Fruth		Withhold
	1.4	Elect Director Terence M. Fruth		Withhold
	1.5	Elect Director William R. Grant		For
	1.6	Elect Director Terrance H. Gregg		For
	1.7	Elect Director Howard P. Liszt		For
	1.8	Elect Director Mary Jo Potter		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 11.84 percent is within the allowable cap for this company of 16.47 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Ocwen Financial Corp. *OCN*		675746101			03/18/04		1,778
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Odyssey Healthcare, Inc. *ODSY*		67611V101			03/26/04		1,435
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard R. Burnham		Withhold

We recommend a vote FOR Martin S. Rash, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insiders Richard R. Burnham and David C. Gasmire for failure to establish a majority independent board.

	1.2	Elect Director David C. Gasmire		Withhold
	1.3	Elect Director Martin S. Rash		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Ohio Casualty Corp. *OCAS*		677240103			03/01/04		2,562
	1	Elect Directors		For	For		Mgmt
	2	Limit Executive Compensation		Against	Against		ShrHoldr

05/18/04 - A	Oil States International Inc. *OIS*		678026105			04/07/04		1,154
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Old Dominion Freight Line, Inc. *ODFL*		679580100			03/29/04		459
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Earl E. Congdon		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Earl E. Congdon, John R. Congdon, and David S. Congdon and affiliated outsiders John A. Ebeling and John R. Congdon, Jr. We recommend that shareholders WITHHOLD votes from John A. Ebeling for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Earl E. Congdon, John R. Congdon, David S. Congdon, and John R. Congdon, Jr. for failure to establish a majority independent board.

	1.2	Elect Director John R. Congdon		Withhold
	1.3	Elect Director J. Paul Breitbach		For
	1.4	Elect Director David S. Congdon		Withhold
	1.5	Elect Director John R. Congdon, Jr.		Withhold
	1.6	Elect Director Robert G. Culp, III		For
	1.7	Elect Director John A. Ebeling		Withhold
	1.8	Elect Director Harold A. Hoak		For
	1.9	Elect Director Franz F. Holscher		For
	2	Amend Director & Officer Indemnification/Liability Provisions		For	For		Mgmt

ISS believes that the proposed liability protection of holding officers and directors to a duty of loyalty standard or requiring that they act in good faith is an effective compromise. In addition, courts have made it clear that grossly negligent actions by corporate servants will be condemned regardless of these shield statutes. These provisions have no effect on shareholders’ ability to seek injunctive relief, which, if granted by the courts, would require management to refrain from proposed transactions. We believe that, in the long run, this flexibility is in shareholders’ best interests.

	3	Increase Authorized Common Stock		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Old Point Financial Corp. *OPOF*		680194107			03/15/04		73
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James Reade Chisman		For

We recommend a vote FOR the directors with the exceptions of insiders Robert F. Shuford, Louis G. Morris, affiliated outsiders Dr. H. Robert Schappert, Eugene M. Jordan, John Cabot Ishon, and Stephen D. Harris. We recommend that shareholders WITHHOLD votes from Stephen D. Harris for standing as an affiliated outsider on the Audit Committee and for failure to establish independent compensation and nominating committees. We recommend that shareholders WITHHOLD votes from Robert F. Shuford, Dr. H. Robert Schappert, Louis G. Morris, Eugene M. Jordan and John Cabot Ishon for failure to establish independent compensation and nominating committees.

	1.2	Elect Director Dr. Richard F. Clark		For
	1.3	Elect Director Russell S. Evans, Jr.		For
	1.4	Elect Director Arthur D. Greene		For
	1.5	Elect Director Gerald E. Hansen		For
	1.6	Elect Director Stephen D. Harris		Withhold
	1.7	Elect Director John Cabot Ishon		Withhold
	1.8	Elect Director Eugene M. Jordan		Withhold
	1.9	Elect Director John B. Morgan, II		For
	1.10	Elect Director Louis G. Morris		Withhold
	1.11	Elect Director Dr. H. Robert Schappert		Withhold
	1.12	Elect Director Robert F. Shuford		Withhold
	1.13	Elect Director Melvin R. Zimm		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Old Second Bancorp, Inc. *OSBC*		680277100			03/05/04		308
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Olin Corp. *OLN*		680665205			03/04/04		2,377
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/26/04 - A	Omega Financial Corp. *OMEF*		682092101			02/24/04		349
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert N. Oliver		For
	1.2	Elect Director Stanton R. Sheetz		For
	1.3	Elect Director Robert A. Szeyller		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.15 percent is within the allowable cap for this company of 5.86 percent.

06/03/04 - A	Omega Healthcare Investors, Inc. *OHI*		681936100			04/26/04		864
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Preferred Stock		For	For		Mgmt
The requested increase of 10,000,000 shares is below the allowable threshold of 16,000,000 shares.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.40 percent is within the allowable cap for this company of 7.69 percent. Additionally, this plan expressly forbids repricing.

06/11/04 - A	Omega Protein Corp. *OME*		68210P107			04/23/04		281
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph L. von Rosenberg, III		Withhold

We recommend a vote FOR Paul M. Kearns, but WITHHOLD votes from insider Joseph L. von Rosenberg, III. We recommend that shareholders WITHHOLD votes from Joseph L. von Rosenberg, III for failure to establish an independent nominating committee.

	1.2	Elect Director Paul M. Kearns		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	OMNICELL INC *OMCL*		68213N109			03/23/04		587
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/25/04 - A	OMNOVA Solutions Inc. *OMN*		682129101			02/02/04		1,352
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	ON Semiconductor Corporation *ONNN*		682189105			03/22/04		1,855
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Daniel McCranie		For

We recommend a vote FOR the directors with the exceptions of insiders Kevin Burns and Justin T. Chang. We recommend that shareholders WITHHOLD votes from Kevin Burns and Justin T. Chang for failure to establish a majority independent board.

	1.2	Elect Director Kevin Burns		Withhold
	1.3	Elect Director Justin T. Chang		Withhold
	1.4	Elect Director Emmanuel T. Hernandez		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 22.12 percent is above the allowable cap for this company of 19.85 percent. In addition the plan is amended to allow the board to execute an option exchange program at its discretion. ISS would like to see the stock option transfer program put to shareholder vote so that shareholders can evaluate the proposed exchange on its own merits and ensure that it is a value-for-value exchange. We do not support these plan amendments.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Certificate of Designation of Preferred Stock		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Oneida Financial Corp. *ONFC*		682478102			03/16/04		72
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Michael R. Kallet		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from William D. Matthews for standing as an affiliated outsider on the Audit and Nominating committees and for failure to disclose the members of the Compensation Committee. We also recommend that shareholders WITHHOLD votes from insiders John E. Haskell and Michael R. Kallet for failure to disclose the members of the compensation committee.

	1.2	Elect Director John E. Haskell		Withhold
	1.3	Elect Director William D. Matthews		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Oneida Ltd. *ONEI*		682505102			04/19/04		617
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director W. Allyn		For

We recommend a vote FOR the directors with the exceptions of insiders Catherine H. Suttmeier and Allan J. Conseur. We recommend that shareholders WITHHOLD votes from Allan J. Conseur for poor attendance and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Catherine H. Suttmeier for failure to establish a majority independent board.

	1.2	Elect Director A. Conseur		Withhold
	1.3	Elect Director G. Harden		For
	1.4	Elect Director C. Suttmeier		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	ONYX Pharmaceuticals, Inc. *ONXX*		683399109			04/26/04		1,595
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 8.30 percent is within the allowable cap for this company of 13.27 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.04 percent is within the allowable cap for this company of 13.27 percent.
	4	Ratify Auditors		For	For		Mgmt

06/22/04 - A	Opsware Inc. *OPSW*		68383A101			05/07/04		2,544
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Option Care, Inc. *OPTN*		683948103			03/29/04		468
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jerome F. Sheldon		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.77 percent is within the allowable cap for this company of 20.04 percent.

05/18/04 - A	Orasure Technologies Inc *OSUR*		68554V108			03/26/04		1,804
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas G. Watson		For
	1.2	Elect Director Carter H. Eckert		For
	1.3	Elect Director Frank G. Hausmann		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.87 percent is within the allowable cap for this company of 16.84 percent. Equity grants including stock options, and other forms of long-term incentive awards to top five named executive officers were 30.09 percent of the total shares awarded in the current year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Orbital Sciences Corp. *ORB*		685564106			03/08/04		2,098
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Orthodontic Centers of America, Inc. *OCA*		68750P103			04/06/04		2,222
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director D J L Buchman, Dmd, Ms		Withhold

We recommend a vote FOR the directors with the exception of insider Dennis J.L. Buchman, D.M.D., M.S. We recommend that shareholders WITHHOLD votes from Dennis J.L. Buchman, D.M.D., M.S. for failure to establish a majority independent board.

	1.2	Elect Director Kevin M. Dolan		For
	1.3	Elect Director Linda C. Girard		For
	1.4	Elect Director David W. Vignes		For
	2	Ratify Auditors		For	For		Mgmt

06/07/04 - A	OrthoLogic Corp. *OLGC*		68750J107			04/15/04		1,533
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.40 percent is within the allowable cap for this company of 18.10 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Oshkosh B *GOSHA*		688222207			03/05/04		359
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/03/04 - A	Oshkosh Truck Corp. *OSK*		688239201			12/10/03		1,051
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. William Andersen as Class A Director		For

We recommend a vote FOR the directors with the exception of J. Peter Mosling, Jr., from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Robert G. Bohn as Class A Director		For
	1.3	Elect Director Frederick M. Franks, Jr. as Class A Director		For
	1.4	Elect Director Michael W. Grebe as Class A Director		For
	1.5	Elect Director Kathleen J. Hempel as Class A Director		For
	1.6	Elect Director J. Peter Mosling, Jr. as Class A Director		Withhold
	1.7	Elect Director Stephen P. Mosling as Class A Director		For
	1.8	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.15 percent is within the allowable cap for this company of 10.25 percent. Additionally, this plan expressly forbids repricing.

03/17/04 - A	OSI Pharmaceuticals, Inc. *OSIP*		671040103			01/21/04		1,551
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. Ingram		For

We recommend a vote FOR the directors with the exceptions of John P. White and Edwin A. Gee, Ph.D.. We recommend that shareholders WITHHOLD votes from Edwin A. Gee, Ph.D. for standing as an affiliated outsider on the Compensation and Nominating Committees and John P. White for standing as affiliated outsiders on the Nominating Committee.

	1.2	Elect Director Colin Goddard, Ph.D.		For
	1.3	Elect Director Edwin A. Gee, Ph.D.		Withhold
	1.4	Elect Director Michael Atieh		For
	1.5	Elect Director G. Morgan Browne		For
	1.6	Elect Director Daryl K. Granner, M.D.		For
	1.7	Elect Director Walter M Lovenberg, Phd		For
	1.8	Elect Director Viren Mehta		For
	1.9	Elect Director Sir Mark Richmond, Phd		For
	1.10	Elect Director John P. White		Withhold
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.07 percent is within the allowable cap for this company of 13.03 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Osteotech, Inc. *OSTE*		688582105			04/19/04		640
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard W. Bauer		Withhold

We recommend a vote FOR Stephen S. Galliker, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Stephen J. Sogin, Ph.D., John Phillip Kostuik, M.D., FRCS(C), Donald D. Johnston, Kenneth P. Fallon, III, and insiders Michael J. Jeffries and Richard W. Bauer for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Kenneth P. Fallon, III		Withhold
	1.3	Elect Director Stephen S. Galliker		For
	1.4	Elect Director Michael J. Jeffries		Withhold
	1.5	Elect Director Donald D. Johnston		Withhold
	1.6	Elect Director John Phillip Kostuik, M.D.		Withhold
	1.7	Elect Director Stephen J. Sogin, Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/12/04 - A	Otter Tail Corporation *OTTR*		689648103			02/13/04		1,063
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Overseas Shipholding Group, Inc. *OSG*		690368105			04/09/04		808
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Morten Arntzen		For

We recommend a vote FOR the directors with the exception of Oudi Recanati. We recommend that shareholders WITHHOLD votes from Oudi Recanati for standing as an affiliated outsider on the Compensation Committee and Oudi Recanati for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Oudi Recanati		Withhold
	1.3	Elect Director Robert N. Cowen		For
	1.4	Elect Director G. Allen Andreas III		For
	1.5	Elect Director Alan R. Batkin		For
	1.6	Elect Director Thomas B. Coleman		For
	1.7	Elect Director Charles A. Fribourg		For
	1.8	Elect Director Stanley Komaroff		For
	1.9	Elect Director Solomon N. Merkin		For
	1.10	Elect Director Joel I. Picket		For
	1.11	Elect Director Ariel Recanati		For
	1.12	Elect Director Michael J. Zimmerman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 3.01 percent, which is within the allowable cap for this company of 13.98 percent.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. While we would prefer that the plan be administered by a committee comprised solely of independent outsiders, we note that preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Overstock.com, Inc. *OSTK*		690370101			03/10/04		335
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gordon S. Macklin		For
We recommend that shareholders vote FOR Gordon S. Macklin but WITHHOLD votes from affiliated outsider John J. Byrne for failure to establish an independent nominating committee.
	1.2	Elect Director John J. Byrne		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 16.55 percent is within the allowable cap for this company of 19.45 percent, the plan expressly permits for repricing of the underwater options without the shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Owens & Minor, Inc. *OMI*		690732102			03/03/04		1,673
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. Marshall Acuff, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider Anne Marie Whittemore. We recommend that shareholders WITHHOLD votes from Anne Marie Whittemore for standing as an affiliated outsider on the Compensation and Nominating Committees.

	1.2	Elect Director Henry A. Berling		For
	1.3	Elect Director James B. Farinholt, Jr.		For
	1.4	Elect Director Anne Marie Whittemore		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	P.A.M. Transportation Services, Inc. *PTSI*		693149106			04/01/04		273
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frederick P. Calderone		Withhold

We recommend a vote FOR the directors with the exceptions of insider Robert W. Weaver and affiliated outsiders Manuel J. Moroun and Frederick P. Calderone. We recommend that shareholders WITHHOLD votes from Robert W. Weaver for failure to establish an independent nominating committee, from Manuel J. Moroun for poor attendance and for failure to establish an independent nominating committee, and from Frederick P. Calderone for standing as an affiliated outsider on the Compensation Committee and for failure to establish an independent nominating committee.

	1.2	Elect Director Frank L. Conner		For
	1.3	Elect Director Thomas H. Cooke		For
	1.4	Elect Director Manuel J. Moroun		Withhold
	1.5	Elect Director Matthew T. Moroun		For
	1.6	Elect Director Daniel C. Sullivan		For
	1.7	Elect Director Robert W. Weaver		Withhold
	1.8	Elect Director Charles F. Wilkins		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	P.F. Chang’s China Bistro Inc *PFCB*		69333Y108			02/27/04		1,146
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard L. Federico		For
	1.2	Elect Director R. Michael Welborn		For
	1.3	Elect Director James D. Shennan, Jr.		For
	1.4	Elect Director F. Lane Cardwell, Jr.		For
	1.5	Elect Director Kenneth J. Wessels		For
	1.6	Elect Director M. Ann Rhoades		For
	1.7	Elect Director Lesley H. Howe		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.11 percent is within the allowable cap for this company of 19.90 percent. Additionally, this plan expressly forbids repricing.
	4	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/25/04 - A	PAB Bankshares, Inc. *PAB*		69313P101			04/05/04		384
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	Pacer International, Inc. *PACR*		69373H106			03/01/04		1,015
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director P. Michael Giftos		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Bruce H. Spector and Michael S. Gross. We recommend that shareholders WITHHOLD votes from Bruce H. Spector for standing as an affiliated outsider on the Compensation Committee and for failure to establish an independent nominating committee, and from Michael S. Gross for failure to establish an independent nominating committee.

	1.2	Elect Director Michael S. Gross		Withhold
	1.3	Elect Director Bruce H. Spector		Withhold
	1.4	Elect Director Thomas L. Finkbiner		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Pacific Capital Bancorp *PCBC*		69404P101			02/27/04		1,566
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Pacific Sunwear of California, Inc. *PSUN*		694873100			04/05/04		3,759
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/07/04 - S	Pacific Union Bank		695025106			02/10/04		225
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Although shareholders will be subject to less favorable governance, we believe the merger is warranted based on the market premium, the price protection collar, the fairness opinion, and the potential strategic advantages, including further expansion into the Korean-American business community.

05/26/04 - A	Packeteer, Inc. *PKTR*		695210104			03/31/04		1,078
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Pain Therapeutics, Inc. *PTIE*		69562K100			04/08/04		918
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Nadav Friedmann, Ph.D, M.D.		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Michael J O’Donnell, Esq. and insider Nadav Friedmann, Ph.D., M.D. for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Michael J O’Donnell, Esq.		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Panera Bread Company *PNRA*		69840W108			04/06/04		1,248
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Papa John *PZZA*		698813102			03/26/04		511
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.86 percent is above the allowable cap for this company of 5.19 percent.
	3	Ratify Auditors		For	For		Mgmt

03/03/04 - A	Parametric Technology Corp. *PMTC*		699173100			01/09/04		8,447
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael E. Porter		For
We recommend a vote FOR the directors.
	1.2	Elect Director Noel G. Posternak		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Parker Drilling Co. *PKD*		701081101			03/12/04		3,800
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bernard Duroc-Danner		For
We recommend a vote FOR the directors.
	1.2	Elect Director James E. Barnes		For
	1.3	Elect Director Robert M. Gates		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Parkway Properties, Inc. *PKY*		70159Q104			03/23/04		468
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel P. Friedman		For
	1.2	Elect Director Roger P. Friou		For
	1.3	Elect Director Martin L. Garcia		For
	1.4	Elect Director Matthew W. Kaplan		For
	1.5	Elect Director Michael J. Lipsey		For
	1.6	Elect Director Joe F. Lynch		For
	1.7	Elect Director Steven G. Rogers		For
	1.8	Elect Director Leland R. Speed		For
	1.9	Elect Director Lenore M. Sullivan		For
	2	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 3.29 percent is within the allowable cap for this company of 7.25 percent. Equity grants including stock options awards to top five named executive officers were 36.61 percent of the total shares awarded in the current year.

06/18/04 - S	Partners Trust Financial Group, Inc. *PRTRD*		70213A103			05/03/04		300
	1	Approve Reorganization Plan		For	For		Mgmt

We believe this second step of the de-mutualization results in a more flexible capital structure and the proceeds from the offering will enable the Partners Trust Financial to acquire BSB and share the benefits of the combined company.

	2	Approve Merger Agreement		For	For		Mgmt

06/11/04 - A	Pathmark Stores, Inc. (NEW) *PTMK*		70322A101			04/19/04		1,400
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Patina Oil & Gas Corp. *POG*		703224105			04/07/04		2,798
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles E. Bayless		For
	1.2	Elect Director Jeffrey L. Berenson		For
	1.3	Elect Director Robert J. Clark		For
	1.4	Elect Director Jay W. Decker		For
	1.5	Elect Director Thomas J. Edelman		For
	1.6	Elect Director Elizabeth K. Lanier		For
	1.7	Elect Director Alexander P. Lynch		For
	1.8	Elect Director Paul M. Rady		For
	1.9	Elect Director Jon R. Whitney		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/21/04 - S	Patriot Bank Corp.		70335P103			03/08/04		284
	1	Approve Merger Agreement		For	For		Mgmt

04/29/04 - A	Paxar Corp. *PXR*		704227107			03/19/04		1,266
	1	Elect Directors		For	For		Mgmt

05/21/04 - A	Paxson Communications Corp. *PAX*		704231109			03/31/04		1,180
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lowell W. Paxson		Withhold

We recommend a vote FOR the directors with the exception of insider Lowell W. Paxson. We recommend that shareholders WITHHOLD votes from Lowell W. Paxson for failure to establish an independent nominating committee.

	1.2	Elect Director Henry J. Brandon		For
	1.3	Elect Director Elizabeth J. Hudson		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - PC	Payless Shoesource, Inc. *PSS*		704379106			04/01/04		3,616
MANAGEMENT PROXY (White Card)
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
DISSIDENT PROXY (Green Card)
	1	Elect Directors (Opposition Slate)		Against	None		Mgmt
	2	Ratify Auditors		For	None		Mgmt

06/08/04 - A	PC Connection, Inc. *PCCC*		69318J100			04/26/04		311
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Patricia Gallup		Withhold

We recommend a vote FOR the directors with the exception of insiders David Beffa-Negrini, David Hall and Patricia Gallup. We recommend that shareholders WITHHOLD votes from David Beffa-Negrini, David Hall and Patricia Gallup for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director David Hall		Withhold
	1.3	Elect Director Bruce Barone		For
	1.4	Elect Director Joseph Baute		For
	1.5	Elect Director Peter Baxter		For
	1.6	Elect Director David Beffa-Negrini		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	PCTEL, Inc. *PCTI*		69325Q105			04/19/04		795
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	PDF Solutions, Inc. *PDFS*		693282105			04/02/04		586
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 54.64 percent is above the allowable cap for this company of 19.50 percent.
	3	Ratify Auditors		For	For		Mgmt

06/16/04 - A	PDI, Inc. *PDII*		69329V100			04/21/04		293
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.83 percent is above the allowable cap for this company of 12.81 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Peapack-Gladstone Financial Corp. *PGC*		704699107			03/10/04		328
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Anthony J. Consi, II		For

We recommend a vote FOR the directors with the exception of affiliated outsider James R. Lamb. We recommend that shareholders WITHHOLD votes from James R. Lamb for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Pamela Hill		For
	1.3	Elect Director T. Leonard Hill		For
	1.4	Elect Director Frank A. Kissel		For
	1.5	Elect Director John D. Kissel		For
	1.6	Elect Director James R. Lamb		Withhold
	1.7	Elect Director Edward A. Merton		For
	1.8	Elect Director F. Duffield Meyercord		For
	1.9	Elect Director John R. Mulcahy		For
	1.10	Elect Director Robert M. Rogers		For
	1.11	Elect Director Philip W. Smith, III		For
	1.12	Elect Director Craig C. Spengeman		For
	1.13	Elect Director Jack D. Stine		For

05/19/04 - A	PEC Solutions, Inc. *PECS*		705107100			03/29/04		443
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Paul G. Rice		For
We recommend a vote FOR the directors.
	1.2	Elect Director Frank J. Carr		For
	1.3	Elect Director Zimri C. Putney		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Pediatrix Medical Group, Inc. *PDX*		705324101			03/15/04		1,110
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Cesar L. Alvarez		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Michael B. Fernandez for standing as an affiliated outsider on the Audit and Compensation committees, from Michael B. Fernandez and Cesar L. Alvarez for standing as affiliated outsiders on the Nominating Committee, from Roger J. Medel, M.D., Paul G. Gabos, Roger K. Freeman, M.D., Michael B. Fernandez, Waldemar A. Carlo, M.D., and Cesar L. Alvarez for failing to remove a modified dead-hand feature in the company’s poison pill, and from Lawrence M. Mullen, Roger J. Medel, M.D., Michael B. Fernandez, and Cesar L. Alvarez for failure to establish a majority independent board.

	1.2	Elect Director Waldemar A. Carlo, M.D.		Withhold
	1.3	Elect Director Michael B. Fernandez		Withhold
	1.4	Elect Director Roger K. Freeman, M.D.		Withhold
	1.5	Elect Director Paul G. Gabos		Withhold
	1.6	Elect Director Roger J. Medel, M.D.		Withhold
	1.7	Elect Director Lawrence M. Mullen		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 15.98 percent is within the allowable cap for this company of 16.42 percent. Additionally, this plan expressly forbids repricing. The aggregate number of options granted to named executives in the past fiscal year represents 27.45 percent of the total options granted for that year.

05/26/04 - A	Peet’s Coffee & Tea Inc *PEET*		705560100			04/01/04		437
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Pegasus Solutions *PEGS*		705906105			03/09/04		1,008
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Pegasystems Inc. *PEGA*		705573103			04/14/04		353
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 30,000,000 shares is below the allowable threshold of 56,250,000 shares. We recommend a vote FOR Item 2.
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 44.88 percent is above the allowable cap for this company of 19.81 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	4	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Penn National Gaming, Inc. *PENN*		707569109			04/02/04		1,385
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert P. Levy		Withhold

We recommend that shareholders vote FOR Barbara Z. Shattuck, but WITHHOLD votes from independent outsider Robert P. Levy. We recommend that shareholders WITHHOLD votes from Robert P. Levy for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Barbara Z. Shattuck		For
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Penn Virginia Corp. *PVA*		707882106			03/09/04		320
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Edward B. Cloues, Ii		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders Edward B. Cloues, II, Gary K. Wright, Marsha Reines Perelman, Joe T. Rye, H. Jarrell Gibbs, Robert Garrett and insiders Keith D. Horton and A. James Dearlove for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director A. James Dearlove		Withhold
	1.3	Elect Director Robert Garrett		Withhold
	1.4	Elect Director H. Jarrell Gibbs		Withhold
	1.5	Elect Director Keith D. Horton		Withhold
	1.6	Elect Director Joe T. Rye		Withhold
	1.7	Elect Director Marsha Reines Perelman		Withhold
	1.8	Elect Director Gary K. Wright		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Penn-America Group, Inc. *PNG*		707247102			03/31/04		378
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Irvin Saltzman		For
	1.2	Elect Director Jon S. Saltzman		For
	1.3	Elect Director Richard L. Duszak		For
	1.4	Elect Director Charles Ellman		For
	1.5	Elect Director Robert A. Lear		For
	1.6	Elect Director M. Moshe Porat		For
	1.7	Elect Director Martin Sheffield		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 10,000,000 shares is below the allowable threshold of 22,000,000 shares.

04/27/04 - A	PennRock Financial Services Corp. *PRFS*		708352109			03/18/04		311
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Irving E. Bressler		For

We recommend a vote FOR the directors with the exception of insider Glenn H. Weaver. We recommend that shareholders WITHHOLD votes from Glenn H. Weaver for standing as an insider on the Compensation and Nominating committees.

	1.2	Elect Director Sandra J. Bricker		For
	1.3	Elect Director Elton Horning		For
	1.4	Elect Director Glenn H. Weaver		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Penns Woods Bancorp, Inc. *PWOD*		708430103			03/05/04		159
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Michael J. Casale, Jr.		For

We recommend a vote FOR the directors with the exceptions of insiders Ronald A. Walko and William H. Rockey. We recommend that shareholders WITHHOLD votes from Ronald A. Walko and William H. Rockey for failure to establish an independent nominating committee.

	1.2	Elect Director R.E. Nestlerode, Jr.		For
	1.3	Elect Director William H. Rockey		Withhold
	1.4	Elect Director Ronald A. Walko		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Pennsylvania Real Estate Investment Trust *PEI*		709102107			04/20/04		1,350
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/02/04 - A	Penwest Pharmaceuticals Co. *PPCO*		709754105			04/15/04		653
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/08/04 - A	Peoples Bancorp Inc. *PEBO*		709789101			02/16/04		387
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert E. Evans		For

We recommend a vote FOR the directors with the exception of Paul T. Theisen. We recommend that shareholders WITHHOLD votes from Paul T. Theisen for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Robert W. Price		For
	1.3	Elect Director Paul T. Theisen		Withhold
	1.4	Elect Director Thomas J. Wolf		For
	2	Amend Articles to Designate additional Officers and Clarify and Separate the Roles of Officers		For	For		Mgmt

Approval of this item would result in the enhancement of the management structure as it would officially create the office of CEO; outline in further detail the duties chairman, executive vice presidents, and vice presidents; and officially designate a leadership director. Given that the proposed amendments represent an improvement in the code’s assignment of management responsibilities, we believe this item warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/07/04 - A	Per-Se Technologies, Inc. *PSTI*		713569309			05/12/04		1,216
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stephen A. George, M.D.		Withhold

We recommend that shareholders WITHHOLD votes from all nominees with the exception of new nominee Jeffrey W. Ubben. We recommend that shareholders WITHHOLD votes from C. Christopher Trower, John C. Pope, Philip M. Pead, David E. Mcdowell, Craig Macnab, David R. Holbrooke, Md, and Stephen A. George, M.D. for failing to remove the slow-hand provision in the company’s poison pill.

	1.2	Elect Director David R. Holbrooke, Md		Withhold
	1.3	Elect Director Craig Macnab		Withhold
	1.4	Elect Director David E. Mcdowell		Withhold
	1.5	Elect Director Philip M. Pead		Withhold
	1.6	Elect Director John C. Pope		Withhold
	1.7	Elect Director C. Christopher Trower		Withhold
	1.8	Elect Director Jeffrey W. Ubben		For

05/13/04 - A	Perini Corp. *PCR*		713839108			03/24/04		764
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert A. Kennedy		For
	1.2	Elect Director Ronald N. Tutor		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.85 percent is within the allowable cap for this company of 14.24 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Perot Systems Corp. *PER*		714265105			03/15/04		3,336
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ross Perot		Withhold

We recommend a vote FOR the directors with the exceptions of insider Ross Perot, Jr. and affiliated outsiders DeSoto Jordan, Steve Blasnik and Ross Perot. We recommend that shareholders WITHHOLD votes from Ross Perot, Ross Perot, Jr. and Steve Blasnik for failure to establish a majority independent board. We also recommend WITHHOLD votes from DeSoto Jordan for standing as an affiliated outsider on the Compensation and Nominating & Governance committees and for failure to establish a majority independent board.

	1.2	Elect Director Ross Perot, Jr.		Withhold
	1.3	Elect Director Steve Blasnik		Withhold
	1.4	Elect Director John S.T. Gallagher		For
	1.5	Elect Director Carl Hahn		For
	1.6	Elect Director Desoto Jordan		Withhold
	1.7	Elect Director Thomas Meurer		For
	1.8	Elect Director Cecil H (c.H.) Moore Jr		For

06/03/04 - A	Perry Ellis International, Inc. *PERY*		288853104			04/28/04		187
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Petco Animal Supplies, Inc. *PETC*		716016209			04/16/04		1,670
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James M. Myers		For
	1.2	Elect Director Jonathan Coslet		For
	1.3	Elect Director Charles W. Duddles		For
	2	Report on Animal Sales		Against	Against		ShrHoldr

Conclusion In this case, the proponents are specifically asking the company to report on its animal sales operations with the intent of determining the feasibility of eliminating such sales from the company’s business. ISS notes that the company has received some negative publicity regarding its animal handling. However, we note that Petco appears to be addressing the issue and has established specific policies and procedures to address issues of animal welfare if and when they arise. While we agree that the company could provide more clarity in its reporting by breaking out revenues and costs specifically related to the sale of small animals, we do not believe that a report assessing the feasibility of ending all sales of such animals would provide significant benefits for the company or its shareholders from an economic standpoint. As such, we do not recommend shareholder support for this resolution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	Petroleum Development Corp. *PETD*		716578109			05/07/04		714
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vincent F. D’Annunzio		For
	1.2	Elect Director Thomas E. Riley		For
	1.3	Elect Director David C. Parke		For
	2	Ratify Auditors		For	Against		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.17 percent is within the allowable cap for this company of 10.73 percent.
	4	Approve Deferred Compensation Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 5.72 percent is within the allowable cap for this company of 10.73 percent.

04/29/04 - A	Philadelphia Consolidated Holding Corp. *PHLY*		717528103			03/31/04		726
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.59 percent is within the allowable cap for this company of 17.03 percent.
	3	Ratify Auditors		For	For		Mgmt

06/15/04 - A	Phillips-Van Heusen Corp. *PVH*		718592108			04/20/04		1,140
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.20 percent is within the allowable cap for this company of 14.34 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Phoenix Companies, Inc. *PNX*		71902E109			03/05/04		4,287
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/26/04 - A	Photon Dynamics, Inc. *PHTN*		719364101			12/10/03		558
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dr. Malcolm J. Thompson		For
We recommend a vote FOR the directors.
	1.2	Elect Director E. Floyd Kvamme		For
	1.3	Elect Director Elwood H. Spedden		For
	1.4	Elect Director Richard P. Beck		For
	1.5	Elect Director Nicholas E. Brathwaite		For
	1.6	Elect Director Michael J. Kim		For
	1.7	Elect Director Jeffrey A. Hawthorne		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.98 percent is within the allowable cap for this company of 19.98 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation..

	4	Ratify Auditors		For	For		Mgmt

03/24/04 - A	Photronics, Inc. *PLAB*		719405102			02/12/04		1,291
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Walter M. Fiederowicz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Joseph A. Fiorita, Jr.		For
	1.3	Elect Director C.S. Macricostas		For
	1.4	Elect Director George Macricostas		For
	1.5	Elect Director Willem D. Maris		For
	1.6	Elect Director Mitchell G. Tyson		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/14/04 - A	Pilgrim Pride Corp *PPC*		721467108			12/16/03		1,148
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lonnie ‘Bo’ Pilgrim		Withhold

We recommend a vote FOR the directors with the exceptions of Blake D. Lovette, Lonnie Ken Pilgrim, Richard A. Cogdill, O. B. Goolsby, Jr., Clifford E. Butler, and Lonnie ‘Bo’ Pilgrim. We recommend that shareholders WITHHOLD votes from Lonnie Ken Pilgrim and Lonnie ‘Bo’ Pilgrim for standing as insiders on the Compensation Committee and Blake D. Lovette, Lonnie Ken Pilgrim, Richard A. Cogdill, O. B. Goolsby, Jr., Clifford E. Butler, and Lonnie ‘Bo’ Pilgrim for failure to establish an independent nominating committee.

	1.2	Elect Director Clifford E. Butler		Withhold
	1.3	Elect Director O. B. Goolsby, Jr.		Withhold
	1.4	Elect Director Richard A. Cogdill		Withhold
	1.5	Elect Director Lonnie Ken Pilgrim		Withhold
	1.6	Elect Director James G. Vetter, Jr.		For
	1.7	Elect Director S. Key Coker		For
	1.8	Elect Director Vance C. Miller, Sr.		For
	1.9	Elect Director Donald L. Wass, Ph.D.		For
	1.10	Elect Director Charles L. Black		For
	1.11	Elect Director Blake D. Lovette		Withhold
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Pinnacle Entertainment, Inc. *PNK*		723456109			03/31/04		1,311
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Daniel R. Lee		For
We recommend a vote FOR the directors.
	1.2	Elect Director John V. Giovenco		For
	1.3	Elect Director Richard J. Goeglein		For
	1.4	Elect Director Bruce A. Leslie		For
	1.5	Elect Director James L. Martineau		For
	1.6	Elect Director Michael Ornest		For
	1.7	Elect Director Timothy J. Parrott		For
	1.8	Elect Director Lynn P. Reitnouer		For

05/25/04 - A	Pixelworks, Inc. *PXLW*		72581M107			03/26/04		1,547
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Allen H. Alley		For
	1.2	Elect Director Oliver D. Curme		For
	1.3	Elect Director C. Scott Gibson		For
	1.4	Elect Director Frank Gill		For
	1.5	Elect Director Steven J. Sharp		For
	2	Amend Articles		For	For		Mgmt

ISS supports management in increasing the trigger number that would require a classified board but prefers that the provision to stagger the board be removed altogether. Also, adding new director(s) may bring needed insight and experience to the company’s operations. Accordingly, we support this proposal.

	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.85 percent is within the allowable cap for this company of 18.86 percent.
	4	Amend Employee Stock Purchase Plan		For	Against		Mgmt
Despite the reasonable offering period, ISS does not support this proposal because the proposed automatic share increases would cause excessive voting power dilution.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - S	Plains Exploration & Production Co *PXP*		726505100			04/12/04		2,092
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the “middle of the range” offer price, the fairness opinion, and the potential strategic synergies, we believe that the merger agreement warrants shareholder support.
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.78 percent is within the allowable cap for this company of 19.60 percent.
	4	Elect Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt

01/29/04 - A	Planar Systems, Inc. *PLNR*		726900103			12/12/03		511
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Heinrich Stenger		For
We recommend that shareholders vote FOR Heinrich Stenger but WITHHOLD votes from Audit Committee member William D. Walker for paying excessive non-audit fees.
	1.2	Elect Director William D. Walker		For

05/13/04 - A	Playboy Enterprises, Inc. *PLA.A*		728117300			03/16/04		598
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 45,000,000 Class B shares is below the allowable threshold of 51,000,000 Class B shares. We recommend a vote FOR Item 1.

05/13/04 - A	Playtex Products, Inc. *PYX*		72813P100			03/26/04		1,209
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director D. Wheat		For

We recommend a vote FOR the directors with the exceptions of insiders G. Forbes and M. Gallagher. We recommend that shareholders WITHHOLD votes from G. Forbes and M. Gallagher for standing as insiders on the Nominating Committee.

	1.2	Elect Director M. Gallagher		Withhold
	1.3	Elect Director G. Forbes		Withhold
	1.4	Elect Director M. Eisenson		For
	1.5	Elect Director R. Haas		For
	1.6	Elect Director R. Harris		For
	1.7	Elect Director C. Merrifield		For
	1.8	Elect Director S. Nowakowski		For
	1.9	Elect Director T. Robichaux		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/11/04 - A	Plexus Corp. *PLXS*		729132100			12/12/03		1,470
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Plug Power, Inc. *PLUG*		72919P103			03/26/04		1,146
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George C. McNamee		For

We recommend a vote FOR the directors with the exception of affiliated outsider J. Douglas Grant. We recommend that shareholders WITHHOLD votes from J. Douglas Grant for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Douglas T. Hickey		For
	1.3	Elect Director J. Douglas Grant		Withhold

05/12/04 - A	PMA Capital Corp. *PMACA*		693419202			03/15/04		897
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans, which include the proposed Directors Stock Compensation Plan and the existing 2002 Equity Incentive Plan of 10.25 percent is above the allowable cap for this company of 9.98 percent. ISS also noted that the top five named officers received approximately 67 percent of the total stock options granted in 2003.

	3	Ratify Auditors		For	For		Mgmt

05/18/04 - A	PNM Resources Inc *PNM*		69349H107			03/30/04		1,788
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	PolyOne Corp. *POL*		73179P106			03/22/04		4,028
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carol A. Cartwright		For
	1.2	Elect Director Gale Duff-Bloom		For
	1.3	Elect Director J. Douglas Campbell		For
	1.4	Elect Director Wayne R. Embry		For
	1.5	Elect Director Robert A. Garda		For
	1.6	Elect Director Gordon D. Harnett		For
	1.7	Elect Director David H. Hoag		For
	1.8	Elect Director William F. Patient		For
	1.9	Elect Director Thomas A. Waltermire		For
	1.10	Elect Director Farah M. Walters		For
	2	Amend Deferred Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.34 percent is within the allowable cap for this company of 12.21 percent.

06/10/04 - A	Pomeroy Computer Resources, Inc. *PMRY*		731822102			04/15/04		370
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David B. Pomeroy, II		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Vincent D. Rinaldi, James H. Smith, III, and insiders Stephen E. Pomeroy, Michael E. Rohrkemper, and David B. Pomeroy, II. We recommend that shareholders WITHHOLD votes from James H. Smith, III, Vincent D. Rinaldi, Stephen E. Pomeroy, Michael E. Rohrkemper and David B. Pomeroy, II for failure to establish a majority independent board.

	1.2	Elect Director James H. Smith, III		Withhold
	1.3	Elect Director Michael E. Rohrkemper		Withhold
	1.4	Elect Director Stephen E. Pomeroy		Withhold
	1.5	Elect Director William H. Lomicka		For
	1.6	Elect Director Vincent D. Rinaldi		Withhold
	1.7	Elect Director Debra E. Tibey		For
	1.8	Elect Director Edward E. Faber		For
	1.9	Elect Director Kenneth R. Waters		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.82 percent is within the allowable cap for this company of 12.78 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 11.06 percent is within the allowable cap for this company of 12.78 percent. Additionally, this plan expressly forbids repricing.

04/30/04 - A	Pope & Talbot, Inc. *POP*		732827100			03/10/04		611
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/28/04 - A	Portal Software, Inc. *PRSF*		736126301			12/18/03		1,074
	1	Elect Director Robert P. Wayman		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	PORTFOLIO RECOVERY ASSOCS INC *PRAA*		73640Q105			04/02/04		557
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David Roberts		Withhold
We recommend a vote FOR William P. Brophey, but WITHHOLD votes from affiliated outsider David Roberts for standing as an insider on the Compensation and Nominating committees.
	1.2	Elect Director William Brophey		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.15 percent is within the allowable cap for this company of 19.45 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Post Properties, Inc. *PPS*		737464107			03/26/04		1,437
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Douglas Crocker II		For
If proposal 2 is approved, the directors will serve only for a one year term.
	1.2	Elect Director Walter M. Deriso, Jr.		For
	1.3	Elect Director Nicholas B. Paumgarten		For
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Submit Director Compensation to Vote		Against	Against		ShrHoldr

In view of the binding nature of this proposal and the broad range of implications of submitting all director compensation to a vote annually, the hurdle for supporting this proposal is set high. While we recognize the difficulty in finding true peers within the industry due to the relatively rare role of non-executive chairman, Mr. Goddard’s compensation does seem above industry average. We will continue to monitor the compensation committee’s practices and disclosure regarding director compensation. On aggregate, it appears that Post’s board compensation on an per director basis is in line with its peer group, while the board size is somewhat above industry practice. At this time, in the absence of compelling evidence of abusive director compensation practices, we recommend against this binding proposal.

05/03/04 - A	Potlatch Corp. *PCH*		737628107			03/19/04		1,220
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gregory L. Quesnel		For
	1.2	Elect Director Michael T. Riordan		For
	1.3	Elect Director L. Pendleton Siegel		For
	2	Report on Dividend Policy		Against	Against		ShrHoldr

Given that the company currently discloses in its annual report the factors considered in the determination of whether to pay a dividend and the dividend rate, we do not believe that approval of this item would provide shareholders with additional relevant information.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Eliminate Time-Phased Voting		Against	For		ShrHoldr

ISS advocates a one-share, one-vote policy. We therefore frown on companies that have different classes of common stock with disparate voting rights. Although the company does not maintain a dual class structure, the effects of the company’s time-phased voting system are substantially similar to the effects of a dual class structure. Such a structure gives one class of shareholders (in this case, shareholders in excess of two years) disparate voting power in the company in relation to their equity position. Although the company’s time-phased voting system offers shareholders slight advantages over a dual class structure - it provides the opportunity for all shareholders, as long as they remain shareholders for at least two years, to have four votes per share - it nonetheless serves to disenfranchise certain shareholders.  The company states that time phased voting reduces the relative influence of short-term, speculative investors who may seek personal gains at the expense of the long-term best interests of shareholders. However, given that time-phased voting applies to all items brought to a shareholder vote, it not only serves as an anti-takeover device, it reduces shareholders’ rights with respect to other voting items that do not deal with an unsolicited takeover attempt, such as corporate governance and compensation issues. Given that the elimination of time phased voting represents an improvement in shareholders’ rights, we recommend a vote FOR this proposal.

03/05/04 - A	Powell Industries, Inc. *POWL*		739128106			01/09/04		278
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph L. Becherer		For
We recommend that shareholders vote FOR Joseph L. Becherer but WITHHOLD votes from insider Thomas W. Powell for standing as an insider on the Nominating Committee.
	1.2	Elect Director Thomas W. Powell		Withhold
	2	Change State of Incorporation from Nevada to Delaware		For	For		Mgmt
On balance, we believe that the reincorporation would be slightly positive in terms of its impact on shareholders’ rights. As such, the reincorporation warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Power Integrations, Inc. *POWI*		739276103			04/12/04		1,169
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Scott Brown		For

We recommend a vote FOR R. Scott Brown but WITHHOLD votes from affiliated outsider Steven J. Sharp. We recommend that shareholders WITHHOLD votes from Steven J. Sharp for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Steven J. Sharp		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 24.72 percent is above the allowable cap for this company of 19.83 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Power-One, Inc. *PWER*		739308104			03/12/04		2,956
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 17.74 percent is within the allowable cap for this company of 19.60 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers is 22.7 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - S	Powerwave Technologies, Inc. *PWAV*		739363109			03/18/04		3,076
	1	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	For		Mgmt

Conclusion: The combined company’s strategic position is improved with an expanded addressable market, broader product offering, increased customer base, cost synergies of $15 million annually, and the potential for revenue synergies as a result of the complementary nature of the products and operations. In terms of valuation, the advisor’s fairness opinion indicates an offer price that appears within the range of the peer group using both a premium and sum of the parts analysis. Further, the contribution analysis indicates Powerwave shareholders will have a voting interest in the combined entity that is comparable to the company’s contribution to the combined company’s projected sales and higher on the earnings. The market reaction to the transaction has been positive as Powerwave is 11.3 percent above the last trading price prior to the announcement as of April 12, 2004. For the above reasons, we believe the issue of shares for the exchange offer warrants shareholder support.

	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 115,000,000 shares is below the allowable threshold of 195,750,000 shares.

06/22/04 - A	POZEN Inc. *POZN*		73941U102			05/11/04		1,053
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Butler		For
We recommend a vote FOR the directors with the exception of independent outsider Paul J. Rizzo. We recommend that shareholders WITHHOLD votes from Paul J. Rizzo for poor attendance.
	1.2	Elect Director Paul J. Rizzo		Withhold
	1.3	Elect Director Ted G. Wood		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.99 percent is within the allowable cap for this company of 15.51 percent. Additionally, this plan expressly forbids repricing. The aggregate awards granted to the company’s named executives in 2003 represents 38.88 percent of the total awards granted in that year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Praecis Pharmaceuticals, Inc. *PRCS*		739421105			03/22/04		1,975
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Malcolm L. Gefter, Ph.D.		For

We recommend a vote FOR the directors with the exception of independent outsider Patrick J. Zenner. We recommend that shareholders WITHHOLD votes from Patrick J. Zenner for sitting on more than six boards.

	1.2	Elect Director G. Leonard Baker, Jr.		For
	1.3	Elect Director Garen G. Bohlin		For
	1.4	Elect Director Henry F. McCance		For
	1.5	Elect Director Leonard E. Post, Ph.D.		For
	1.6	Elect Director William R. Ringo		For
	1.7	Elect Director David B. Sharrock		For
	1.8	Elect Director Patrick J. Zenner		Withhold
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.71 percent is within the allowable cap for this company of 13.24 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options and other forms of long-term incentive awards to top five named executive officers were 52.44 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

05/28/04 - A	Pre-Paid Legal Services, Inc. *PPD*		740065107			04/02/04		732
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	Prentiss Properties Trust *PP*		740706106			03/19/04		1,549
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dr. L. M. Riggs, Jr.		For
	1.2	Elect Director Ronald G. Steinhart		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 1.86 percent is within the allowable cap for this company of 5.82 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 2.97 percent is within the allowable cap for this company of 5.82 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Presidential Life Corp. *PLFE*		740884101			04/09/04		939
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald Barnes		Withhold

We recommend a vote FOR the directors with the exception of insiders Herbert Kurz and Donald L. Barnes. We recommend that shareholders WITHHOLD votes from Herbert Kurz for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee. We also recommend WITHHOLDING votes from Donald L. Barnes for failure to establish an independent nominating committee.

	1.2	Elect Director Richard A. Giesser		For
	1.3	Elect Director Herbert Kurz		Withhold
	1.4	Elect Director P. Frederick Pape, Jr.		For
	1.5	Elect Director Lawrence Rivkin		For
	2	Ratify Auditors		For	For		Mgmt

06/08/04 - A	Presstek, Inc. *PRST*		741113104			04/19/04		1,371
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward J. Marino		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Edward J. Marino and Michael D. Moffitt, affiliated outsiders Daniel S. Ebenstein and Lawrence Howard. We recommend that shareholders WITHHOLD votes from Lawrence Howard for standing as an affiliated outsider on the Audit Committee and Compensation committees and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Edward J. Marino, Michael D. Moffitt and Daniel S. Ebenstein for failure to establish a majority independent board.

	1.2	Elect Director Lawrence Howard		Withhold
	1.3	Elect Director Donald C. Waite, III		For
	1.4	Elect Director John W. Dreyer		For
	1.5	Elect Director Michael D. Moffitt		Withhold
	1.6	Elect Director Daniel S. Ebenstein		Withhold
	1.7	Elect Director Steven N. Rappaport		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	PRG-Schultz International, Inc. *PRGX*		69357C107			03/31/04		2,079
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Garth H. Greimann		For
	1.2	Elect Director N. Colin Lind		For
	1.3	Elect Director Jimmy M. Woodward		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/20/04 - A	Price Communications Corp. *PR*		741437305			03/15/04		1,768
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Price		Withhold
We recommend a vote FOR the directors except Robert Price.
	1.2	Elect Director Kim I. Pressman		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Priceline.Com, Inc. *PCLN*		741503403			04/20/04		977
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jeffery H. Boyd		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Marshall Loeb, Edmond Tak  Chuen  Ip, and Jeffrey E. Epstein. We recommend that shareholders WITHHOLD votes from Marshall Loeb, Edmond Tak  Chuen  Ip, and Jeffrey E. Epstein for poor attendance.

	1.2	Elect Director Ralph M. Bahna		For
	1.3	Elect Director Howard W. Barker, Jr.		For
	1.4	Elect Director Jeffrey E. Epstein		Withhold
	1.5	Elect Director Patricia L. Francy		For
	1.6	Elect Director James M. Guyette		For
	1.7	Elect Director Edmond Tak Chuen Ip		Withhold
	1.8	Elect Director Dominic Kai Ming Lai		For
	1.9	Elect Director Marshall Loeb		Withhold
	1.10	Elect Director Nancy B. Peretsman		For
	1.11	Elect Director Ian F. Wade		For
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Prima Energy Corp.		741901201			04/12/04		375
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.46 percent is within the allowable cap for this company of 10.97 percent.

Equity grants of stock options to top five named executive officers is 41.11 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Prime Hospitality Corp. *PDQ*		741917108			04/07/04		1,644
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Primedia Inc. *PRM*		74157K101			04/01/04		7,849
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joseph Y. Bae		Withhold

We recommend a vote FOR the directors with the exceptions of Dean B. Nelson, Henry R. Kravis, Perry Golkin, Kelly P. Conlin, Beverly C. Chell, and Joseph Y. Bae. We recommend that shareholders WITHHOLD votes from Henry R. Kravis, Perry Golkin, and Joseph Y. Bae for standing as affiliated outsiders on the Compensation Committee and Dean B. Nelson, Henry R. Kravis, Perry Golkin, Kelly P. Conlin, Beverly C. Chell, and Joseph Y. Bae for failure to establish an independent nominating committee.

	1.2	Elect Director David A. Bell		For
	1.3	Elect Director Beverly C. Chell		Withhold
	1.4	Elect Director Kelly P. Conlin		Withhold
	1.5	Elect Director Timothy D. Dattels		For
	1.6	Elect Director Meyer Feldberg		For
	1.7	Elect Director Perry Golkin		Withhold
	1.8	Elect Director H. John Greeniaus		For
	1.9	Elect Director Henry R. Kravis		Withhold
	1.10	Elect Director Dean B. Nelson		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/16/04 - A	Primus Telecommunications Group, Inc. *PRTL*		741929103			04/29/04		3,546
	1	Elect Director John G. Puente AND Douglas M. Karp		For	For		Mgmt
Vote FOR the directors.
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.35 percent is within the allowable cap for this company of 16.64 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

VI. Vote RecommendationThe total cost of the plan of 9.52 percent is within the allowable cap for this company of 16.64 percent. Further, although this amendment would authorize the issuance of restricted stock in lieu of cash compensation under the plan, it does not result in greater shareholder wealth transfer. Instead, it merely alters the medium through which participants are paid by allowing such individuals to receive restricted shares in lieu of cash. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	PRINCETON REVIEW INC *REVU*		742352107			04/21/04		619
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard Sarnoff		Withhold

We recommend a vote FOR Howard A. Tullman but WITHHOLD votes from affiliated outsider Richard Sarnoff. We recommend that shareholders WITHHOLD votes from Richard Sarnoff for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Howard A. Tullman		For
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Priority Healthcare Corp. *PHCC*		74264T102			03/18/04		1,611
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael D. McCormick		For
	1.2	Elect Director Thomas J. Salentine		For
	1.3	Elect Director Glenn D. Steele, Jr., M.D., Ph.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.60 percent is within the allowable cap for this company of 9.91 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	PrivateBancorp, Inc. *PVTB*		742962103			03/08/04		308
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert F. Coleman		For
We recommend a vote FOR the directors with the exception of James M. Guyette. We recommend that shareholders WITHHOLD votes from James M. Guyette for poor attendance.
	1.2	Elect Director James M. Guyette		Withhold
	1.3	Elect Director Philip M. Kayman		For
	1.4	Elect Director Thomas F. Meagher		For
	1.5	Elect Director William J. Podl		For
	1.6	Elect Director William R. Rybak		For
	2	Increase Authorized Common Stock		For	For		Mgmt

05/19/04 - A	Proassurance Corp *PRA*		74267C106			03/31/04		1,076
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Victor T. Adamo		For
	1.2	Elect Director Paul R. Butrus		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.32 percent is within the allowable cap for this company of 15.17 percent. Additionally, this plan expressly forbids repricing.

05/25/04 - A	Progenics Pharmaceuticals, Inc *PGNX*		743187106			04/09/04		469
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul J. Maddon, M.D., Ph.D.		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsider Kurt W. Briner, affiliated outsiders Stephen P. Goff, Ph.D. and David A. Scheinberg, M.D., Ph.D., and insiders Ronald J. Prentki and Paul J. Maddon M.D., Ph.D. We recommend that shareholders WITHHOLD votes from Kurt W. Briner for poor attendance and from Stephen P. Goff, Ph.D. for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from David A. Scheinberg, M.D., Ph.D., Ronald J. Prentki, and Paul J. Maddon, M.D., Ph.D., for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Ronald J. Prentki		Withhold
	1.3	Elect Director Charles A. Baker		For
	1.4	Elect Director Kurt W. Briner		Withhold
	1.5	Elect Director Mark F. Dalton		For
	1.6	Elect Director Stephen P. Goff, Ph.D.		Withhold
	1.7	Elect Director Paul F. Jacobson		For
	1.8	Elect Director David A. Scheinberg, M.D., Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/22/04 - A	Progress Software Corp. *PRGS*		743312100			02/26/04		1,038
	1	Fix Number of Directors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Joseph W. Alsop		For
We recommend a vote FOR the directors.
	2.2	Elect Director Larry R. Harris		For
	2.3	Elect Director Roger J. Heinen, Jr.		For
	2.4	Elect Director Michael L. Mark		For
	2.5	Elect Director Scott A. Mcgregor		For
	2.6	Elect Director Amran Rasiel		For
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Proquest Company *PQE*		74346P102			03/31/04		1,096
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David Bonderman		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider William J. White and insider David Bonderman. We recommend that shareholders WITHHOLD votes from William J. White for standing as an affiliated outsider on the Audit Committee and from David Bonderman for poor attendance and for sitting on more than six boards.

	1.2	Elect Director David G. Brown		For
	1.3	Elect Director Alan W. Aldworth		For
	1.4	Elect Director William E. Oberndorf		For
	1.5	Elect Director James P. Roemer		For
	1.6	Elect Director Gary L. Roubos		For
	1.7	Elect Director Todd S. Nelson		For
	1.8	Elect Director Linda G. Roberts		For
	1.9	Elect Director William J. White		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.58 percent is within the allowable cap for this company of 17.07 percent.

Equity grants of stock options to top six named executive officers is 51.47 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top six executives.

04/20/04 - A	Prosperity Bancshares, Inc. *PRSP*		743606105			03/08/04		580
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles A. Davis, Jr.		For

We recommend a vote FOR the directors with the exceptions of insider David Zalman and affiliated outsider Tracy T. Rudolph. We recommend that shareholders WITHHOLD votes from David Zalman and Tracy T. Rudolph for failure to establish a majority independent board.

	1.2	Elect Director Ned S. Holmes		For
	1.3	Elect Director Tracy T. Rudolph		Withhold
	1.4	Elect Director David Zalman		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Provident Bancorp, Inc *PBCP*		74383A109			03/15/04		691
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Provident Bankshares Corp. *PBKS*		743859100			03/01/04		1,079
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Melvin A. Bilal		For

We recommend a vote FOR the directors with the exception of Ward B. Coe, III. We recommend that shareholders WITHHOLD votes from Ward B. Coe, III for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Ward B. Coe, III		Withhold
	1.3	Elect Director William J. Crowley, Jr.		For
	1.4	Elect Director Gary N. Geisel		For
	1.5	Elect Director Bryan J. Logan		For
	1.6	Elect Director Frederick W. Meier, Jr.		For
	2	Approve Merger Agreement		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.28 percent is within the allowable cap for this company of 12.10 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

06/23/04 - A	Provident Financial Services, Inc. *PFS*		74386T105			04/30/04		2,209
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the fair market value, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director John G. Collins		For
	2.2	Elect Director Frank L. Fekete		For
	2.3	Elect Director David Leff		For
	2.4	Elect Director Paul M. Pantozzi		For
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt

Conclusion As we cannot know the content of these issues, we do not recommend that shareholders approve this request. Further, in this case, shareholders already have enough information to make their vote decisions regarding the merger. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Province Healthcare Co. *PRV*		743977100			03/23/04		2,046
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	PS Business Parks, Inc.		69360J107			03/26/04		611
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ronald L. Havner, Jr.		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Harvey Lenkin, and insiders Ronald L. Havner, Jr. and Joseph D. Russell, Jr. We recommend that shareholders WITHHOLD votes from Harvey Lenkin, Ronald L. Havner, Jr. and Joseph D. Russell, Jr. for failure to establish an independent nominating committee.

	1.2	Elect Director Joseph D. Russell, Jr.		Withhold
	1.3	Elect Director Harvey Lenkin		Withhold
	1.4	Elect Director Vern O. Curtis		For
	1.5	Elect Director Arthur M. Friedman		For
	1.6	Elect Director James H. Kropp		For
	1.7	Elect Director Alan K. Pribble		For
	1.8	Elect Director Jack D. Steele		For
	2	Approval of the Retirement Plan for Non-Employee Directors		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.40 percent is within the allowable cap for this company of 6.55 percent.
	3	Ratify Auditors		For	For		Mgmt

06/03/04 - A	PTEK Holdings, Inc. *PTEK*		69366M104			04/01/04		2,045
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Wilkie S. Colyer		For
	1.2	Elect Director Jeffrey A. Allred		For
	1.3	Elect Director J. Walker Smith, Jr.		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 12.63 percent is within the allowable cap for this company of 16.47 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted more than 25 percent of its total grants to its top five named executive officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Pulitzer Inc. *PTZ*		745769109			03/12/04		190
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Susan T. Congalton		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Ken J. Elkins and Richard W. Moore. We recommend that shareholders WITHHOLD votes from Ken J. Elkins for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Richard W. Moore for failure to establish a majority independent board.

	1.2	Elect Director Ken J. Elkins		Withhold
	1.3	Elect Director Alice B. Hayes		For
	1.4	Elect Director Richard W. Moore		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt New Listing Standards to Improve Corporate Governance		Against	For		ShrHoldr

Although the company has elected to avail itself of the exemptions afforded to it under NYSE rules, ISS director policy does not provide for an optional exemption clause in the event the company is family-controlled. ISS holds all companies to the same standard in its director policy by requiring a majority independent board and fully independent key board committees (i.e., Audit, Compensation, and Nominating committees). In this case, only two out of 11 directors meets ISS’ independence requirements. Although the Audit Committee is two-thirds independent, there are no independent directors serving on the Compensation and Nominating committees. Given the lack of board and committee independence, we believe that the implementation of the proposed policy represents a clear improvement in the company’s corporate governance. As such, this item warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	QAD, Inc. *QADI*		74727D108			05/07/04		395
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Peter R. Van Cuylenburg		For
We recommend a vote FOR the directors.
	1.2	Elect Director A. Barry Patmore		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

05/05/04 - A	Quaker Chemical Corp. *KWR*		747316107			03/05/04		358
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/16/04 - S	Quaker City Bancorp, Inc. *QCBC*		74731K106			04/30/04		266
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the significant market premium and the valuation work and marketing process of company’s financial advisors, we believe the merger agreement warrants shareholder support.

02/26/04 - A	Quanex Corp. *NX*		747620102			01/07/04		598
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vincent R. Scorsone		For
We recommend a vote FOR the directors.
	1.2	Elect Director Joseph J. Ross		For
	1.3	Elect Director Richard L. Wellek		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

05/20/04 - A	Quanta Services, Inc. *PWR*		74762E102			03/22/04		3,413
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Ball		For
We recommend a vote FOR the directors with the exception of independent outsider Ben A. Guill. We recommend that shareholders WITHHOLD votes from Ben A. Guill for poor attendance.
	1.2	Elect Director John R. Colson		For
	1.3	Elect Director Bernard Fried		For
	1.4	Elect Director H. Jarrell Gibbs		For
	1.5	Elect Director Louis C. Golm		For
	1.6	Elect Director Ben A. Guill		Withhold
	1.7	Elect Director Thomas J. Sikorski		For
	1.8	Elect Director Gary A. Tucci		For
	1.9	Elect Director John R. Wilson		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	Quest Software, Inc. *QSFT*		74834T103			05/07/04		1,787
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vicent C. Smith		For
We recommend a vote FOR the directors.
	1.2	Elect Director Doran G. Machin		For
	1.3	Elect Director Jerry Murdock, Jr.		For
	1.4	Elect Director Raymond J. Lane		For
	1.5	Elect Director Augustine L. Nieto II		For
	1.6	Elect Director Kevin M. Klausmeyer		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 18.96 percent is above the allowable cap for this company of 17.64 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Increase in Size of Board		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Quicksilver Resources Inc. *KWK*		74837R104			04/09/04		634
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Anne Darden Self		For
	1.2	Elect Director Steven M. Morris		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 60,000,000 shares is below the allowable threshold of 62,000,000 shares.
	4	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.65 percent is within the allowable cap for this company of 12.55 percent.
	5	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.28 percent is within the allowable cap for this company of 12.55 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Quidel Corp. *QDEL*		74838J101			03/31/04		1,116
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas A. Glaze		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas A. Glaze. We recommend that shareholders WITHHOLD votes from Thomas A. Glaze for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Douglas S. Harrington, M.D.		For
	1.3	Elect Director S. Wayne Kay		For
	1.4	Elect Director Mary Lake Polan, M.D., Ph.D., M.P.H.		For
	1.5	Elect Director Mark A. Pulido		For
	1.6	Elect Director Faye Wattleton		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 15.64 percent is within the allowable cap for this company of 16.20 percent. Additionally, this plan expressly forbids repricing. In 2003, the comapny granted over 25 percent of its total grants to the company’s top five named executive officers.

03/26/04 - A	Quiksilver, Inc. *ZQK*		74838C106			02/06/04		2,378
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William M. Barnum, Jr.		For

We recommend a vote FOR the directors with the exception of independent outsider Franck Riboud, affiliated outsiders Robert G. Kirby, Charles E. Crowe, and insiders Robert B. McKnight, Jr., Bernard Mariette. We recommend that shareholders WITHHOLD votes from Franck Riboud for poor attendance, Robert G. Kirby for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board, and Charles E. Crowe, Robert B. McKnight, Jr. and Bernard Mariette for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director Charles E. Crowe		Withhold
	1.3	Elect Director Michael H. Gray		For
	1.4	Elect Director Robert G. Kirby		Withhold
	1.5	Elect Director Bernard Mariette		Withhold
	1.6	Elect Director Robert B. McKnight, Jr.		Withhold
	1.7	Elect Director Franck Riboud		Withhold
	1.8	Elect Director Tom Roach		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.52 percent is within the allowable cap for this company of 17.57 percent. Additionally, this plan expressly forbids repricing.
	3	Approval of the Terms of the Executive Incentive Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

04/23/04 - A	R&G Financial Corp. *RGF*		749136107			03/26/04		1,235
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Victor L. Galan		Withhold
We recommend a vote FOR the directors with the exception of Victor L. Galan, from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.
	1.2	Elect Director Rafael Nin		For
	1.3	Elect Director Benigno Fernandez		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 145,000,000 shares.
	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 1.80 percent, which is within the allowable cap for this company of 19.86 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	R.H. Donnelley Corp. *RHD*		74955W307			03/08/04		920
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kenneth G. Campbell		For
	1.2	Elect Director Carol J. Parry		For
	1.3	Elect Director Barry Lawson Williams		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

01/30/04 - S	Radiant Systems, Inc. *RADS*		75025N102			11/28/03		398
	1	Approve Spin-Off Agreement		For	For		Mgmt

Conclusion  Based on the current stock price, the net value to Radiant from the split off is approximately $11 million (net of cash contributed), above the estimated firm value of the enterprise software business as determined by the advisor. We recognize however, the difficulty in valuing this business because of its small size and historical and projected losses. The split off is expected to be accretive to Radiant’s EPS. The enterprise software business contributed to 15 percent of Radiant’s revenues for the nine months ended Sept. 30, 2003 and generated 84 percent of the total net loss for the same period, which makes a compelling argument for splitting off this business.  We recognize the inherent conflict of interest derived from Mr. Erez  Goren’s position as co-CEO and future owner of Enterprise. However, the board established a special committee to negotiate the transaction. The special committee’s decision to continue to pursue the split off, despite the third party cash offer received, is substantiated by the fact that on an after tax basis, the value to Radiant would be higher in the proposed split off transaction. We recommend that shareholders support the transaction.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	RadiSys Corp. *RSYS*		750459109			03/22/04		807
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Scott Gibson		For
	1.2	Elect Director Scott C. Grout		For
	1.3	Elect Director Ken J. Bradley		For
	1.4	Elect Director Richard J. Faubert		For
	1.5	Elect Director Dr. William W. Lattin		For
	1.6	Elect Director Kevin C. Melia		For
	1.7	Elect Director Carl W. Neun		For
	1.8	Elect Director Jean-Pierre D. Patkay		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

06/10/04 - A	RailAmerica, Inc. *RRA*		750753105			04/12/04		1,379
	1	Elect Directors		For	For		Mgmt

03/15/04 - S	Rainbow Technologies, Inc.		750862104			02/05/04		945
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinions, and the and the likelihood of achieving potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/19/04 - A	Raindance Communications Inc. *RNDC*		75086X106			03/25/04		1,926
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Rait Investment Trust *RAS*		749227104			03/08/04		1,030
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/05/04 - A	Ralcorp Holdings, Inc. *RAH*		751028101			11/28/03		1,004
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard A. Liddy		For

We recommend that shareholders vote FOR Richard A. Liddy, but WITHHOLD votes from affiliated outsider William P. Stiritz for standing as an affiliated outsider on the Compensation and Nominating Committees.

	1.2	Elect Director William P. Stiritz		Withhold

06/10/04 - A	Ramco-Gershenson Properties Trust *RPT*		751452202			04/12/04		500
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Range Resources Corporation *RRC*		75281A109			04/02/04		2,441
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert E. Aikman		For
	1.2	Elect Director Charles L. Blackburn		For
	1.3	Elect Director Anthony V. Dub		For
	1.4	Elect Director V. Richard Eales		For
	1.5	Elect Director Allen Finkelson		For
	1.6	Elect Director Jonathan S. Linker		For
	1.7	Elect Director John H. Pinkerton		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.43 percent is within the allowable cap for this company of 13.21 percent.
	3	Amend Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.59 percent is within the allowable cap for this company of 13.21 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Rare Hospitality International, Inc. *RARE*		753820109			03/16/04		1,343
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James D. Dixon		For

We recommend a vote FOR the directors with the exception of affiliated outsider Ronald W. San Martin. We recommend that shareholders WITHHOLD votes from Ronald W. San Martin for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Eugene I. Lee, Jr.		For
	1.3	Elect Director Ronald W. San Martin		Withhold
	1.4	Elect Director Roger L. Boeve		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.43 percent is within the allowable cap for this company of 19.67 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Raven Industries, Inc. *RAVN*		754212108			04/07/04		290
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Anthony W. Bour		For

We recommend a vote FOR the directors with the exception of affiliated outsider David A. Christensen. We recommend that shareholders WITHHOLD votes from David A. Christensen for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director David A. Christensen		Withhold
	1.3	Elect Director Thomas S. Everist		For
	1.4	Elect Director Mark E. Griffin		For
	1.5	Elect Director Conrad J. Hoigaard		For
	1.6	Elect Director Cynthia H. Milligan		For
	1.7	Elect Director Ronald M. Moquist		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Raytech Corp. *RAY*		755103108			05/12/04		322
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. F. Carter		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Robert F. Carter. We recommend that shareholders WITHHOLD votes from Robert F. Carter for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director A. R. Dykes		For
	1.3	Elect Director D. N. Foreman		For
	1.4	Elect Director J. H. Laeri, Jr.		For
	1.5	Elect Director S. J. Levy		For
	1.6	Elect Director R. A. Lippe		For
	1.7	Elect Director G. Locks		For
	1.8	Elect Director J. J. Robbins		For
	2	Ratify Auditors		For	For		Mgmt

05/07/04 - A	RC2 CORP *RCRC*		749388104			03/22/04		609
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert E. Dods		Withhold

We recommend a vote FOR the directors with the exception of insiders Curtis W. Stoelting, Robert E. Dods, and Richard E. Rothkopf, and affiliated outsiders Paul E. Purcell, Peter K.K. Chung, and Boyd L. Meyer. We recommend that shareholders WITHHOLD votes from Curtis W. Stoelting, Peter K.K. Chung, Richard E. Rothkopf, Robert E. Dods, and Paul E. Purcell for failure to establish majority board independence and Boyd L. Meyer for poor attendance and for failure to establish majority board independence.

	1.2	Elect Director Boyd L. Meyer		Withhold
	1.3	Elect Director Peter K.K. Chung		Withhold
	1.4	Elect Director Curtis W. Stoelting		Withhold
	1.5	Elect Director John S. Bakalar		For
	1.6	Elect Director John J. Vosicky		For
	1.7	Elect Director Paul E. Purcell		Withhold
	1.8	Elect Director Daniel M. Wright		For
	1.9	Elect Director Thomas M. Collinger		For
	1.10	Elect Director Richard E. Rothkopf		Withhold
	1.11	Elect Director Michael J. Merriman, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Reckson Associates Realty Corp. *RA*		75621K106			03/22/04		2,284
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Amend Stock Ownership Limitations		For	For		Mgmt

The REIT ownership limit may act as an anti-takeover measure. Thus, the amendment is intended to remove certain anti-takeover defense regarding the ownership limit, by making it easier to obtain a waiver from this limitation.

	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director Peter Quick		For

We recommend a vote FOR the directors with the exception of affiliated outsider Stanley Steinberg. We recommend that shareholders WITHHOLD votes from Stanley Steinberg for standing as an affiliated outsider on the Compensation and Nominating committees.

	3.2	Elect Director Stanley Steinberg		Withhold
	3.3	Elect Director John Ruffle		For
	3.4	Elect Director Elizabeth McCaul		For
	3.5	Elect Director Douglas Crocker II		For
	3.6	Elect Director Scott H. Rechler		For
	3.7	Elect Director Donald J. Rechler		For
	3.8	Elect Director Lewis S. Ranieri		Withhold
	3.9	Elect Director Ronald H. Menaker		For
	4	Ratify Auditors		For	For		Mgmt

06/02/04 - A	Red Robin Gourmet Burgers Inc *RRGB*		75689M101			04/05/04		379
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward T. Harvey		For

We recommend a vote FOR the directors with the exception of affiliated outsider Gary J. Singer. We recommend that shareholders WITHHOLD votes from Gary J. Singer for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Gary J. Singer		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 10.04 percent is within the allowable cap for this company of 19.57 percent. Additionally, this plan expressly forbids repricing. The aggregate number of options granted to named officers in 2003 represents 27.69 percent of the total options granted in that year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Redwood Empire Bancorp *REBC*		757897103			03/31/04		596
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John H. Brenengen		For

We recommend a vote FOR the directors with the exception of independent outsider Gregory J. Smith and affiliated outsider Dana R. Johnson. We recommend that shareholders WITHHOLD votes from Gregory J. Smith for poor attendance and from Dana R. Johnson for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Stephen A. Fleming		For
	1.3	Elect Director Dana R. Johnson		Withhold
	1.4	Elect Director Patrick W. Kilkenny		For
	1.5	Elect Director Mark H. Rodebaugh		For
	1.6	Elect Director Gregory J. Smith		Withhold
	1.7	Elect Director William B. Stevenson		For
	1.8	Elect Director David B. Warner		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.23 percent is within the allowable cap for this company of 14.67 percent.
	3	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Redwood Trust, Inc. *RWT*		758075402			03/31/04		596
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard D. Baum		For
	1.2	Elect Director Mariann Byerwalter		For
	1.3	Elect Director David L. Tyler		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.04 percent is within the allowable cap for this company of 7.24 percent. Last year, 73.34 percent of option grants were made to executive officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Regal-Beloit Corp. *RBC*		758750103			02/27/04		1,070
	1	Elect Directors		For	For		Mgmt

04/26/04 - A	Regeneration Technologies, Inc. *RTIX*		75886N100			03/24/04		1,084
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Brian K. Hutchison		For

We recommend a vote FOR the directors with the exception of David J. Simpson. We recommend that shareholders WITHHOLD votes from David J. Simpson for standing as an affiliated outsider on the Audit Committee and David J. Simpson for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director David J. Simpson		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 14.63 percent is above the allowable cap for this company of 11.42 percent.

06/11/04 - A	Regeneron Pharmaceuticals, Inc. *REGN*		75886F107			04/16/04		1,559
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Leonard S. Schleifer, M.D., Ph.D.		Withhold

We recommend that shareholders WITHHOLD votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insiders Leonard S. Schleifer, M.D., Ph.D., George D. Yancopoulos, M.D., Ph.D., and affiliated outsider Eric M. Shooter, Ph.D., for failure to establish a majority independent board.

	1.2	Elect Director Eric M. Shooter, Ph.D.		Withhold
	1.3	Elect Director George D. Yancopoulos, M.D., Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 21.07 percent is above the allowable cap for this company of 14.70 percent. Equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers were 25.02 percent of the total shares awarded in the current year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Regent Communications, Inc. *RGCI*		758865109			03/31/04		1,548
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Hendrik J. Hartong, Jr.		For
	1.2	Elect Director William H. Ingram		For
	1.3	Elect Director Terry S. Jacobs		For
	1.4	Elect Director Timothy M. Mooney		For
	1.5	Elect Director Richard H. Patterson		For
	1.6	Elect Director William L. Stakelin		For
	1.7	Elect Director William P. Sutter, Jr.		For
	1.8	Elect Director John H. Wyant		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.75 percent is within the allowable cap for this company of 19.64 percent.

05/07/04 - A	Register.com Inc *RCOM*		75914G101			03/11/04		739
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	RehabCare Group, Inc. *RHB*		759148109			03/08/04		724
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 13.86 percent is within the allowable cap for this company of 15.57 percent. Additionally, this plan does not permit the repricing of stock options.  Equity grants including stock options, restricted stock and other forms of long-term incentive awards to top five named executive officers is 29.65 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Reliance Steel & Aluminum Co. *RS*		759509102			04/08/04		1,092
	1	Change Range for Size of the Board		For	For		Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director Joe D. Crider		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Joe D. Crider. We recommend that shareholders WITHHOLD votes from Joe D. Crider for standing as an affiliated outsider on the Compensation and Nominating committees.

	3.2	Elect Director Thomas W. Gimbel		For
	3.3	Elect Director David H. Hannah		For
	3.4	Elect Director Gregg J. Mollins		For
	4	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.16 percent is within the allowable cap for this company of 10.18 percent.
	5	Ratify Auditors		For	For		Mgmt
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	Remec, Inc. *REMC*		759543101			04/30/04		3,040
	1	Elect Directors		For	For		Mgmt

05/24/04 - A	Remington Oil & Gas Corp. *REM*		759594302			03/31/04		881
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John E. Goble, Jr.		For
	1.2	Elect Director William E. Greenwood		For
	1.3	Elect Director Robert P. Murphy		For
	1.4	Elect Director David E. Preng		For
	1.5	Elect Director Thomas W. Rollins		For
	1.6	Elect Director Alan C. Shapiro		For
	1.7	Elect Director James A. Watt		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding repricing without shareholder approval. However, the total cost of the company’s plan of 12.16 percent is above the allowable cap for this company of 10.44 percent. The aggregate number of options issued to the company’s named executives in 2003 represents 29.44 percent of the total options granted for that year.

04/21/04 - A	RENAISSANCE LEARNING INC *RLRN*		75968L105			02/27/04		369
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Judith Ames Paul		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Addison L. Piper and insiders John R. Hickey, Terrance D. Paul and Judith Ames Paul. We recommend that shareholders WITHHOLD votes from Addison L. Piper for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from John R. Hickey, Terrance D. Paul and Judith Ames Paul for failure to establish a majority independent board.

	1.2	Elect Director Terrance D. Paul		Withhold
	1.3	Elect Director John R. Hickey		Withhold
	1.4	Elect Director John H. Grunewald		For
	1.5	Elect Director Gordon H. Gunnlaugsson		For
	1.6	Elect Director Harold E. Jordan		For
	1.7	Elect Director Addison L. Piper		Withhold
	1.8	Elect Director Judith A. Ryan		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - A	Rent-Way, Inc. *RWY*		76009U104			01/21/04		766
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William E. Morgenstern		For
We recommend a vote FOR the directors.
	1.2	Elect Director John W. Higbee		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.39 percent is within the allowable cap for this company of 9.64 percent.
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/28/04 - A	Republic Bancorp, Inc. *RBNC*		760282103			03/10/04		2,576
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jerry D. Campbell		For
	1.2	Elect Director Dana M. Cluckey		For
	1.3	Elect Director George J. Butvilas		For
	1.4	Elect Director Lee E. Benz		For
	1.5	Elect Director Mary P. Cauley		For
	1.6	Elect Director Richard J. Cramer, Sr.		For
	1.7	Elect Director Barry J. Eckhold		For
	1.8	Elect Director Gary Hurand		For
	1.9	Elect Director Dennis J. Ibold		For
	1.10	Elect Director Stanley A. Jacobson		For
	1.11	Elect Director John J. Lennon		For
	1.12	Elect Director Milton F. Lutz II		For
	1.13	Elect Director Sam H. McGoun		For
	1.14	Elect Director Kelly E. Miller		For
	1.15	Elect Director Randolph P. Piper		For
	1.16	Elect Director Dr. Isaac J. Powell		For
	1.17	Elect Director William C. Rands III		For
	1.18	Elect Director B. Thomas M. Smith, Jr.		For
	1.19	Elect Director Dr. Jeoffrey K. Stross		For
	1.20	Elect Director Steven E. Zack		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.23 percent is within the allowable cap for this company of 12.44 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Republic Bancorp, Inc. KY *RBCAA*		760281204			02/06/04		288
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bernard M. Trager		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider J. Michael Brown and insiders Bernard M. Trager, Steven E. Trager, A. Scott Trager and Bill Petter. We recommend that shareholders WITHHOLD votes from J. Michael Brown for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board. We recommend that shareholders WITHHOLD votes from Bernard M. Trager, Steven E. Trager, A. Scott Trager and Bill Petter for failure to establish a majority independent board.

	1.2	Elect Director Steven E. Trager		Withhold
	1.3	Elect Director A. Scott Trager		Withhold
	1.4	Elect Director Bill Petter		Withhold
	1.5	Elect Director R. Wayne Stratton		For
	1.6	Elect Director J. Michael Brown		Withhold
	1.7	Elect Director Sandra Metts Snowden		For
	1.8	Elect Director Charles E. Anderson		For
	1.9	Elect Director Susan Stout Tamme		For

04/13/04 - S	Republic Bancshares, Inc.		759929102			03/05/04		399
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: In view of the company’s slow turnaround, the fairness opinion, and the competitive advantages to merging with BB&T, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Research Frontiers Inc. *REFR*		760911107			04/19/04		426
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Victor F. Keen		Withhold

We recommend a vote FOR Albert P. Malvino but WITHHOLD votes from affiliated outsider Victor F. Keen. We recommend that shareholders WITHHOLD votes from Victor F. Keen for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Albert P. Malvino		For
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Resource America, Inc. *REXI*		761195205			03/15/04		689
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew M. Lubin		For
	1.2	Elect Director P. Sherrill Neff		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

02/26/04 - S	Resource Bankshares Corporation		76121R104			01/16/04		205
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Retek Inc. *RETK*		76128Q109			03/31/04		2,864
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/04/04 - A	Revlon Inc. *REV*		761525500			04/05/04		542
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ronald O. Perelman		For

We recommend a vote FOR the directors with the exception of Howard Gittis. We recommend that shareholders WITHHOLD votes from Howard Gittis for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Alan S. Bernikow		For
	1.3	Elect Director Paul J. Bohan		For
	1.4	Elect Director Donald G. Drapkin		For
	1.5	Elect Director Meyer Feldberg		For
	1.6	Elect Director Howard Gittis		Withhold
	1.7	Elect Director Edward J. Landau		For
	1.8	Elect Director Linda Gosden Robinson		For
	1.9	Elect Director Jack L. Stahl		For
	1.10	Elect Director Kenneth L. Wolfe		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.14 percent is within the allowable cap for this company of 6.81 percent.

05/25/04 - A	REWARDS NETWORK INC *IRN*		761557107			04/05/04		988
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Samuel Zell		For

We recommend a vote FOR the directors with the exception of independent outsider Lester Wunderman. We recommend that shareholders WITHHOLD votes from independent outsider Lester Wunderman for poor attendance.

	1.2	Elect Director George S. Wiedemann		For
	1.3	Elect Director Adam M. Aron		For
	1.4	Elect Director Peter C.B. Bynoe		For
	1.5	Elect Director Herbert M. Gardner		For
	1.6	Elect Director Raymond A. Gross		For
	1.7	Elect Director F. Philip Handy		For
	1.8	Elect Director Harold I. Shain		For
	1.9	Elect Director John A. Ward III		For
	1.10	Elect Director Lester Wunderman		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.03 percent is within the allowable cap for this company of 14.37 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	REX Stores Corp. *RSC*		761624105			04/22/04		263
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stuart A. Rose		Withhold

We recommend a vote FOR the directors with the exception of insiders Stuart A. Rose and Lawrence Tomchin, and affiliated outsiders Edward M. Kress and Charles A. Elcan. We recommend that shareholders WITHHOLD votes from Stuart A. Rose, Lawrence Tomchin and Edward M. Kress for failure to establish a majority independent board, and from Charles A. Elcan for standing as an affiliated outsider Audit, Compensation and Nominating committees.

	1.2	Elect Director Lawrence Tomchin		Withhold
	1.3	Elect Director Robert Davidoff		For
	1.4	Elect Director Edward M. Kress		Withhold
	1.5	Elect Director Lee Fisher		For
	1.6	Elect Director Charles A. Elcan		Withhold
	1.7	Elect Director David S. Harris		For

05/27/04 - A	Riggs National Corp. *RIGS*		766570105			04/20/04		660
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert L. Allbritton		Withhold

We recommend a vote FOR the directors with the exceptions of J. Carter Beese, Jr., Lawrence I. Hebert, Robert L. Allbritton, Jack Valenti, Robert L. Sloan, Steven B. Pfeiffer, and Charles A. Camalier III. We recommend shareholders WITHHOLD votes from Jack Valenti for poor attendance, from Steven B. Pfeiffer and Charles A. Camalier III for standing as affiliated outsiders on the Audit and Nominating committees, from Audit Committee members Robert L. Sloan, Steven B. Pfeiffer, and Charles A. Camalier III for paying excessive non-audit fees, and from Robert L. Allbritton, Steven B. Pfeiffer, Charles A. Camalier III, J. Carter Beese, Jr., and Lawrence I. Hebert for failure to establish a majority independent board.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.2	Elect Director J. Carter Beese, Jr.		Withhold
	1.3	Elect Director Charles A. Camalier III		Withhold
	1.4	Elect Director Lawrence I. Hebert		Withhold
	1.5	Elect Director Steven B. Pfeiffer		Withhold
	1.6	Elect Director Robert L. Sloan		Withhold
	1.7	Elect Director Anthony P. Terracciano		For
	1.8	Elect Director Jack Valenti		Withhold
	1.9	Elect Director William L. Walton		For
	1.10	Elect Director Eddie N. Williams		For
	2	Ratify Auditors		For	Against		Mgmt
	3	Political Contributions		Against	Against		ShrHoldr

In light of company’s policy not to contribute to political entities, the restrictive time frame, and the potential costs associated with the requested report, we recommend that shareholders oppose this resolution.

05/06/04 - A	RLI Corp. *RLI*		749607107			03/08/04		774
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard H. Blum		For
We recommend a vote FOR the directors.
	1.2	Elect Director F. Lynn Mcpheeters		For
	1.3	Elect Director Gerald D. Stephens		For
	1.4	Elect Director Robert O. Viets		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.04 percent is within the allowable cap for this company of 13.31 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/23/04 - A	Rock-Tenn Company *RKT*		772739207			12/04/03		850
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen G. Anderson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert B. Currey		For
	1.3	Elect Director L. L. Gellerstedt, III		For
	1.4	Elect Director John W. Spiegel		For
	1.5	Elect Director James E. Young		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

03/18/04 - A	Rofin-Sinar Technologies, Inc. *RSTI*		775043102			01/23/04		428
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Rogers Corp. *ROG*		775133101			03/04/04		694
	1	Fix Number of Directors		For	For		Mgmt
ISS believes that the proposed change is minor and that it is not motivated by a desire to entrench management.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Leonard M. Baker		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Leonard M. Baker. We recommend that shareholders WITHHOLD votes from Leonard M. Baker for standing as an affiliated outsider on the Nominating Committee.

	2.2	Elect Director Walter E. Boomer		For
	2.3	Elect Director Edward L. Diefenthal		For
	2.4	Elect Director Gregory B. Howey		For
	2.5	Elect Director Leonard R. Jaskol		For
	2.6	Elect Director Eileen S. Kraus		For
	2.7	Elect Director William E. Mitchell		For
	2.8	Elect Director Robert G. Paul		For
	2.9	Elect Director Robert D. Wachob		For
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Alter Mandatory Retirement Policy for Directors		For	For		Mgmt

The company’s bylaws presently require that directors elected after Sept. 10, 1991 may not stand for re-election after their seventieth birthday. The board has proposed to increase this mandatory retirement age from 70 to 72 in order to enable the company to maintain the valuable expertise of directors for an additional two-year period, while at the same time retaining a mandatory retirement age that is in line with that of many NYSE listed companies in order to encourage board succession and promote the addition of new perspectives to the board.  A mandatory retirement age sends the message that older directors cannot contribute to the oversight of the company. Although establishing a retirement age provides a mechanical or ‘bloodless’ means for addressing a real or potential performance issue with a director, it does not take into consideration the fact that a board member’s effectiveness does not necessarily correlate with his age. Time served is not a substitute for a thoughtful and rigorous board and director evaluation process, which is a better determinant of a director’s fitness for service.  Given that the proposed bylaw amendment will extend the mandatory retirement age for directors by two years, we believe it warrants shareholder support.

04/27/04 - A	Rollins, Inc. *ROL*		775711104			03/05/04		794
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	Roper Industries, Inc. *ROP*		776696106			03/31/04		1,407
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Brian D. Jellison		For
	1.2	Elect Director W. Lawrence Banks		For
	1.3	Elect Director David W. Devonshire		For
	1.4	Elect Director John F. Fort III		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

The company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m). Additionally, this proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. As such the proposed amendments do not incur any additional costs on shareholders. ISS believes the proposal warrants shareholder approval.

	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Royal Bancshares Of Pennsylvania, Inc. *RBPAA*		780081105			04/02/04		223
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jack R. Loew		For

We recommend a vote FOR the directors with the exception of insider Robert R. Tabas. We recommend that shareholders WITHHOLD votes from Robert R. Tabas for failure to establish a majority independent board.

	1.2	Elect Director Anthony J. Micale		For
	1.3	Elect Director Mitchell L. Morgan		For
	1.4	Elect Director Albert Ominsky		For
	1.5	Elect Director Gregory T. Reardon		For
	1.6	Elect Director Robert R. Tabas		Withhold

04/27/04 - A	RPC, Inc. *RES*		749660106			03/05/04		344
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Wilton Looney		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insider Gary W. Rollins and affiliate outsider James A. Lane for failure to establish a majority independent board and from Audit Committee member Wilton Looney for paying excessive non-audit fees.

	1.2	Elect Director Gary W. Rollins		Withhold
	1.3	Elect Director James A. Lane, Jr.		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 5.98 percent is within the allowable cap for this company of 10.27 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	RSA Security Inc. *RSAS*		749719100			04/05/04		2,535
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/30/04 - A	RTI International Metals, Inc. *RTI*		74973W107			03/01/04		770
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Craig R. Andersson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Neil A. Armstrong		For
	1.3	Elect Director Daniel I. Booker		For
	1.4	Elect Director Donald P. Fusilli		For
	1.5	Elect Director Ronald L. Gallatin		For
	1.6	Elect Director Charles C. Gedeon		For
	1.7	Elect Director Robert M. Hernandez		For
	1.8	Elect Director Edith E. Holiday		For
	1.9	Elect Director John H. Odle		For
	1.10	Elect Director Timothy G. Rupert		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 13.57 percent is within the allowable cap for this company of 13.84 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options, and other forms of long-term incentive awards to top five named executive officers is 42.97 percent of the total shares awarded in the current year.

02/19/04 - A	Ruddick Corp. *RDK*		781258108			12/12/03		1,146
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Rudolph Technologies, Inc. *RTEC*		781270103			03/31/04		476
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel H. Berry		Withhold

We recommend a vote FOR Thomas G. Greig, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Daniel H. Berry for standing as an affiliated outsider on the Audit and Compensation committees and from affiliated outsider Richard F. Spanier for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Thomas G. Greig		For
	1.3	Elect Director Richard F. Spanier		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Russ Berrie and Company, Inc. *RUS*		782233100			03/15/04		433
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Raphael Benaroya		For

We recommend a vote FOR the directors with the exception of affiliated outsider Charles Klatskin. We recommend that shareholders WITHHOLD votes from Charles Klatskin for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Angelica Berrie		For
	1.3	Elect Director Carl Epstein		For
	1.4	Elect Director Andrew R. Gatto		For
	1.5	Elect Director Ilan Kaufthal		For
	1.6	Elect Director Charles Klatskin		For
	1.7	Elect Director Joseph Kling		For
	1.8	Elect Director William A. Landman		For
	1.9	Elect Director Sidney Slauson		For
	1.10	Elect Director Josh Weston		For

04/21/04 - A	Russell Corp. *RML*		782352108			03/05/04		1,198
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director C.V. Nalley III		For

We recommend shareholders vote FOR the nominees, with the exception of John A. White, from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board

	1.2	Elect Director John R. Thomas		For
	1.3	Elect Director John A. White		Withhold
	2	Change State of Incorporation from Alabama to Delaware		For	For		Mgmt
On balance, we believe that the reincorporation would be beneficial in terms of its impact on shareholders’ rights. As such, the reincorporation warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Ryan’s Restaurant Group, Inc. *RYAN*		783519101			03/03/04		1,825
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles D. Way		For

We recommend a vote FOR the directors with the exception of affiliated outsider James M. Shoemaker, Jr.. We recommend that shareholders WITHHOLD votes from James M. Shoemaker, Jr. for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director G. Edwin Mccranie		For
	1.3	Elect Director James M. Shoemaker, Jr.		Withhold
	1.4	Elect Director Barry L. Edwards		For
	1.5	Elect Director Harold K. Roberts, Jr.		For
	1.6	Elect Director Brian S. Mackenzie		For
	1.7	Elect Director James D. Cockman		For
	2	Change Company Name		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Ryerson Tull, Inc. *RT*		78375P107			03/03/04		871
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jameson A. Baxter		For

We recommend a vote FOR the directors with the exceptions of Jerry K. Pearlman, Neil S. Novich, Gregory P. Josefowicz, James A. Henderson, Richard G. Cline, and Jameson A. Baxter. We recommend that shareholders WITHHOLD votes from Jerry K. Pearlman, Neil S. Novich, Gregory P. Josefowicz, James A. Henderson, Richard G. Cline, and Jameson A. Baxter for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Richard G. Cline		For
	1.3	Elect Director James A. Henderson		For
	1.4	Elect Director Gregory P. Josefowicz		For
	1.5	Elect Director Martha Miller de Lombera		For
	1.6	Elect Director Neil S. Novich		For
	1.7	Elect Director Jerry K. Pearlman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	S&T Bancorp, Inc. *STBA*		783859101			03/01/04		1,236
	1	Elect Directors		For	For		Mgmt

04/21/04 - A	S.Y. Bancorp, Inc. *SYI*		785060104			03/12/04		478
	1	Fix Number of and Elect Directors		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director David H. Brooks		Withhold

We recommend a vote FOR the directors with the exception of David H. Brooks. We recommend that shareholders WITHHOLD votes from David H. Brooks for failure to establish an independent nominating committee.

	2.2	Elect Director Stanley A. Gall		For
	2.3	Elect Director Nicholas X. Simon		For
	2.4	Elect Director Robert L. Taylor		For
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.79 percent is within the allowable cap for this company of 14.54 percent. Equity grants including stock options, restricted stock and other forms of ling-term incentive awards to top five named executive officers is 38.43 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five excutives.

05/14/04 - A	S1 Corporation *SONE*		78463B101			03/19/04		3,405
	1	Elect Directors		For	For		Mgmt

06/11/04 - A	Safeguard Scientifics, Inc. *SFE*		786449108			04/15/04		6,347
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.91 percent is within the allowable cap for this company of 19.18 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/15/04 - S	SafeNet, Inc. *SFNT*		78645R107			02/06/04		424
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt
CONCLUSION: Based on the fairness opinion and the expected strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.94 percent is within the allowable cap for this company of 19.69 percent. Additionally, this plan expressly forbids repricing.
	3	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/03/04 - A	SafeNet, Inc. *SFNT*		78645R107			05/06/04		938
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	SAFETY INSURANCE GROUP INC *SAFT*		78648T100			04/05/04		382
	1	Elect Directors		For	For		Mgmt

05/10/04 - A	Saga Communications, Inc. *SGA*		786598102			03/30/04		552
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jonathan Firestone		For

We recommend a vote FOR the directors with the exception of insider Edward K. Christian and affiliated outsiders Gary Stevens and Robert J. Maccini. We recommend that shareholders WITHHOLD votes from Edward K. Christian for failure to establish an independent nominating committee and for failure to establish a majority independent board, and from Gary Stevens and Robert J. Maccini for standing as affiliated outsiders on the Compensation Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Brian W. Brady		For
	1.3	Elect Director Edward K. Christian		Withhold
	1.4	Elect Director Donald J. Alt		For
	1.5	Elect Director Robert J. Maccini		Withhold
	1.6	Elect Director Gary Stevens		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Salem Communications Corp. (CA) *SALM*		794093104			04/16/04		378
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Stuart W. Epperson		For

We recommend a vote FOR the directors with the exception of affiliated outsider Eric H. Halvorson. We recommend that shareholders WITHHOLD votes from Eric H. Halvorson for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Roland S. Hinz		For
	1.3	Elect Director Edward G. Atsinger III		For
	1.4	Elect Director Paul Pressler		For
	1.5	Elect Director Eric H. Halvorson		Withhold
	1.6	Elect Director Richard A. Riddle		For
	1.7	Elect Director Mr. Davenport+		For
	1.8	Elect Director Mr. Hodel+		For
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	Salix Pharmaceuticals Ltd *SLXP*		795435106			04/23/04		812
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John F. Chappell		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas W. D’Alonzo		For
	1.3	Elect Director Richard A. Franco		For
	1.4	Elect Director William P. Keane		For
	1.5	Elect Director Carolyn J. Logan		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan of 12.81 percent is within the allowable cap for this company of 15.10 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/14/04 - S	Sanchez Computer Associates, Inc.		799702105			03/03/04		575
	1	Approve Merger Agreement		For	For		Mgmt
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/17/04 - A	SANDERS MORRIS HARRIS GROUP *SMHG*		80000Q104			05/03/04		400
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George L. Ball		For
We recommend a vote FOR the directors.
	1.2	Elect Director Richard E. Bean		For
	1.3	Elect Director Robert M. Collie, Jr.		For
	1.4	Elect Director Charles W. Duncan, III		For
	1.5	Elect Director Robert E. Garrison II		For
	1.6	Elect Director Titus H. Harris, Jr.		For
	1.7	Elect Director Gerald H. Hunsicker		For
	1.8	Elect Director Scott McClelland		For
	1.9	Elect Director Ben T. Morris		For
	1.10	Elect Director Albert W. Niemi, Jr.		For
	1.11	Elect Director Nolan Ryan		For
	1.12	Elect Director Don A. Sanders		For
	1.13	Elect Director W. Blair Waltrip		For
	1.14	Elect Director Dan S. Wilford		For

02/26/04 - A	Sanderson Farms, Inc. *SAFM*		800013104			01/06/04		237
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Buck Sanderson		Withhold

- We recommend a vote FOR the directors with the exceptions of insider Robert Buck Sanderson and affiliated outsider William R. Sanderson. We recommend that shareholders WITHHOLD votes from Robert Buck Sanderson and William R. Sanderson for failure to have a majority independent board.

	1.2	Elect Director Donald W. Zacharias		For
	1.3	Elect Director William R. Sanderson		Withhold
	1.4	Elect Director Gail Jones Pittman		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Sandy Spring Bancorp, Inc. *SASR*		800363103			03/08/04		694
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Santander BanCorp *SBP*		802809103			03/19/04		225
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Victor Arbulu		Withhold

We recommend a vote FOR Stephen Ferriss, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from independent outsider Victor Arbulu for poor attendance and from insider Maria Calero for failure to establish a majority independent board.

	1.2	Elect Director Maria Calero		Withhold
	1.3	Elect Director Stephen Ferriss		For
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Sapient Corporation *SAPE*		803062108			04/01/04		4,113
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Sauer-Danfoss, Inc. *SHS*		804137107			03/22/04		412
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ole Steen Andersen		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Hans Kirk, Klaus H. Murmann, Jorgen M. Clausen, Ole Steen Andersen, David J. Anderson, Nicola Keim and Sven Murmann. We recommend that shareholders WITHHOLD votes from Hans Kirk for failure to establish a majority independent board and for poor attendance, Klaus H. Murmann and Jorgen M. Clausen for failure to establish a majority independent board and for standing as insiders on the Nominating Committee and Ole Steen Andersen, David J. Anderson, Nicola Keim and Sven Murmann for failure to establish a majority independent board.

	1.2	Elect Director David J. Anderson		Withhold
	1.3	Elect Director Jorgen M. Clausen		Withhold
	1.4	Elect Director Nicola Keim		Withhold
	1.5	Elect Director Johannes F. Kirchhoff		For
	1.6	Elect Director Hans Kirk		Withhold
	1.7	Elect Director F. Joseph Loughrey		For
	1.8	Elect Director Klaus H. Murmann		Withhold
	1.9	Elect Director Sven Murmann		Withhold
	1.10	Elect Director Steven H. Wood		For
	2	Ratify Auditors		For	For		Mgmt

04/23/04 - A	Saul Centers, Inc. *BFS*		804395101			02/27/04		498
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director General Paul X. Kelley		For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles R. Longsworth		For
	1.3	Elect Director Patrick F. Noonan		For
	1.4	Elect Director B. Francis Saul, III		For
	2	Amend Articles to Conform the Definition of Independent		For	For		Mgmt

ISS agrees that SEC and NYSE standards of independence are more appropriate than the standards contained in the company’s current articles. Further, adoption of this amendment would not have a material effect on shareholders.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.15 percent is within the allowable cap for this company of 7.15 percent. Additionally, this plan expressly forbids repricing.
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	SBA Communications Corp. *SBAC*		78388J106			03/10/04		2,000
	1	Elect Directors		For	For		Mgmt

05/14/04 - A	ScanSoft, Inc. *SSFT*		80603P107			03/15/04		3,203
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert M. Finch		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert J. Frankenberg		For
	1.3	Elect Director John C. Freker, Jr.		For
	1.4	Elect Director William H. Janeway		For
	1.5	Elect Director Katharine A. Martin		For
	1.6	Elect Director Mark B. Myers		For
	1.7	Elect Director Paul A. Ricci		For
	1.8	Elect Director Robert G. Teresi		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 140,000,000 shares is below the allowable threshold of 217,000,000 shares.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.75 percent is within the allowable cap for this company of 19.93 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

04/27/04 - A	SCBT Financial Corp *SCBT*		78401V102			03/02/04		331
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.42 percent is within the allowable cap for this company of 19.89 percent. ISS notes the high ratio of 29.30 percent of total grants to named executives in the past fiscal year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Schawk, Inc. *SGK*		806373106			03/31/04		307
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Clarence W. Schawk		Withhold

We recommend a vote FOR the directors with the exceptions of insiders A. Alex Sarkisian, Esq., David A. Schawk, and Clarence W. Schawk and affiliated outsider John T. McEnroe, Esq. We recommend that shareholders WITHHOLD votes from A. Alex Sarkisian, Esq., David A. Schawk, Clarence W. Schawk for standing as insiders on the Compensation Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from John T. McEnroe, Esq. for standing as affiliated outsider on the Compensation Committee, for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director David A. Schawk		Withhold
	1.3	Elect Director A. Alex Sarkisian, Esq.		Withhold
	1.4	Elect Director Leonard S. Caronia		For
	1.5	Elect Director Judith W. Mccue, Esq.		For
	1.6	Elect Director Hollis W. Rademacher		For
	1.7	Elect Director John T. Mcenroe, Esq.		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/26/04 - A	Schnitzer Steel Industries, Inc. *SCHN*		806882106			11/28/03		301
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Philip		Withhold

We recommend a vote FOR the directors with the exceptions of Scott Lewis, Jean S. Reynolds, Carol S. Lewis, Dori Schnitzer, Gary Schnitzer, Kenneth M. Novack, and Robert W. Philip. We recommend that shareholders WITHHOLD votes from Scott Lewis, Jean S. Reynolds, Carol S. Lewis, Dori Schnitzer, Gary Schnitzer, Kenneth M. Novack, and Robert W. Philip for failure to establish an independent nominating committee. Note that the company indicated in its proxy statement that it intends to appoint a nominating committee in 2004.

	1.2	Elect Director Kenneth M. Novack		Withhold
	1.3	Elect Director Gary Schnitzer		Withhold
	1.4	Elect Director Dori Schnitzer		Withhold
	1.5	Elect Director Carol S. Lewis		Withhold
	1.6	Elect Director Jean S. Reynolds		Withhold
	1.7	Elect Director Scott Lewis		Withhold
	1.8	Elect Director Robert S. Ball		For
	1.9	Elect Director William A. Furman		For
	1.10	Elect Director Ralph R. Shaw		For
Shareholder Proposal
	2	Require Majority of Independent Directors on Board		Against	For		ShrHoldr
Although ISS has a different definition for classifying independent directors, we believe this proposal sends an important message to management and is in shareholders’ best interests.

04/29/04 - A	Schweitzer-Mauduit International Inc. *SWM*		808541106			03/04/04		641
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Wayne H. Deitrich		For
We recommend a vote FOR the directors.
	1.2	Elect Director Leonard J. Kujawa		For
	1.3	Elect Director Larry B. Stillman		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance metrics included under the plan are not specifically stated. However, the plan is administered by a committee of independent outsiders who must certify attainment of objective and measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	SciClone Pharmaceuticals, Inc. *SCLN*		80862K104			03/31/04		2,354
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jere E. Goyan, Ph.D.		For
We recommend a vote FOR the directors with the exception of independent outsider Jon S. Saxe. We recommend that shareholders WITHHOLD votes from Jon S. Saxe for sitting on more than six boards.
	1.2	Elect Director John D. Baxter, M.D.		For
	1.3	Elect Director Rolf H. Henel		For
	1.4	Elect Director Dean S. Woodman		For
	1.5	Elect Director Donald R. Sellers		For
	1.6	Elect Director Edwin C. Cadman, M.D.		For
	1.7	Elect Director Jon S. Saxe		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.17 percent is within the allowable cap for this company of 14.55 percent.
	4	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 9.30 percent is within the allowable cap for this company of 14.55 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	SCP Pool Corp. *POOL*		784028102			03/12/04		1,393
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 60,000,000 shares is below the allowable threshold of 76,000,000 shares
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.47 percent is within the allowable cap for this company of 11.67 percent. The plan also prohibits repricing.
	4	Ratify Auditors		For	For		Mgmt

04/21/04 - A	SCS Transportation, Inc. *SCST*		81111T102			02/23/04		553
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Seabulk International, Inc. *SBLK*		81169P101			04/05/04		453
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ari J. Benacerraf		Withhold

We recommend a vote FOR the directors with the exceptions of insider Gerard E. Kurz and affiliated outsiders Kenneth V. Huseman, Steven A. Webster, David A. Durkin, Pierre F. Lapeyre, Jr., Ari J. Benacerraf and David M. Leuschen. We recommend that shareholders WITHHOLD votes from Gerard E. Kurz and Kenneth V. Huseman for failure to establish a majority independent board, from Steven A. Webster for standing as an affiliated outsider on the Nominating Committee, for sitting on more than six boards and for failure to establish a majority independent board, and from David A. Durkin for poor attendance and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Pierre F. Lapeyre, Jr. and Ari J. Benacerraf for standing as affiliated outsiders on the Compensation Committee and for failure to establish a majority independent board, and from David M. Leuschen for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Peter H. Cressy		For
	1.3	Elect Director David A. Durkin		Withhold
	1.4	Elect Director Kenneth V. Huseman		Withhold
	1.5	Elect Director Robert L. Keiser		For
	1.6	Elect Director Gerhard E. Kurz		Withhold
	1.7	Elect Director Pierre F. Lapeyre, Jr.		Withhold
	1.8	Elect Director David M. Leuschen		Withhold
	1.9	Elect Director Thomas P. Moore, Jr.		For
	1.10	Elect Director Steven A. Webster		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Seacoast Banking Corp. Of Florida *SBCF*		811707306			02/20/04		448
	1	Elect Directors		For	For		Mgmt

06/28/04 - S	Seacoast Financial Services Corporation		81170Q106			05/07/04		1,424
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt
		Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/19/04 - A	SEACOR HOLDINGS INC. *CKH*		811904101			03/24/04		798
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/17/04 - A	Seattle Genetics, Inc. *SGEN*		812578102			03/22/04		1,771
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - S	Second Bancorp, Inc.		813114105			04/05/04		407
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Based on the market premium, potential upside of Sky Financial’s shareprice, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Secure Computing Corp. *SCUR*		813705100			03/15/04		1,583
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 77,500,000 shares.
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.17 percent is within the allowable cap for this company of 19.82 percent.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Security Bank Corp. *SBKC*		814047106			03/19/04		175
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Frank H. Childs, Jr.		For

We recommend a vote FOR the directors with the exceptions of insiders H. Averett Walker and Thad G. Childs, Jr. We recommend that shareholders WITHHOLD votes from H. Averett Walker and Thad G. Childs, Jr. for failure to establish an independent nominating committee.

	1.2	Elect Director Thad G. Childs, Jr.		Withhold
	1.3	Elect Director B.W. Griffith, III		For
	1.4	Elect Director Ruthie G. Mcmichael		For
	1.5	Elect Director Ben G. Porter		For
	1.6	Elect Director H. Averett Walker		Withhold
	1.7	Elect Director Larry C. Walker		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.49 percent is above the allowable cap for this company of 5.20 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Amend Articles to Allow two-thirds of the Board to Approve Small Merger transactions without Shareholder Approval		For	Against		Mgmt

The proposed amendment will eliminate shareholders’ rights to vote on certain merger transactions. We believe shareholders should be given the right to vote on all merger transactions, regardless of whether the company will be the surviving corporation or the post-merger articles do not differ from the pre-merger articles. There are many other factors which may influence the decision of shareholders to favor or oppose a particular merger transaction. Such factors may include the cost of the transaction or any conflicts of interest arising from the process leading up to the transaction or inherent in the terms of the deal. Given that the proposed amendment will adversely affect shareholders’ rights with respect to mergers, we do not believe it warrants shareholder support.

06/03/04 - A	SeeBeyond Technology Corp *SBYN*		815704101			04/02/04		2,552
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Buckley		For
	1.2	Elect Director Steven A. Ledger		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 35.79 percent is above the allowable cap for this company of 18.30 percent.
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Select Comfort Corporation *SCSS*		81616X103			04/02/04		1,022
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.27 percent is within the allowable cap for this company of 20.02 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/10/04 - A	Select Medical Corp. *SEM*		816196109			03/26/04		2,285
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Selective Insurance Group, Inc. *SIGI*		816300107			03/10/04		1,183
	1	Elect Directors		For	For		Mgmt

05/24/04 - A	SEMCO Energy, Inc. *SEN*		78412D109			03/29/04		1,126
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John M. Albertine		For
	1.2	Elect Director John R. Hinton		For
	1.3	Elect Director Donald W. Thomason		For
	2	Approve Issuance of Warrants/Convertible Debentures		For	For		Mgmt
In view of the company’s need to reduce its debt and relative modest dilution of the second tranche, we recommend in favor of this item.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 60,000,000 shares, is equal to the allowable threshold of 60,000,000 shares. We recommend a vote FOR Item 3.
	4	Fix Number of Directors		For	For		Mgmt
	5	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 2.76 percent is within the allowable cap for this company of 6.20 percent, and the plan prohibits repricing of options without shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/17/04 - A	Semitool, Inc. *SMTL*		816909105			01/02/04		502
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Raymond F. Thompson		Withhold
We recommend a vote FOR the directors with the exception of Raymond F. Thompson, from whom we recommend shareholders WITHHOLD votes for standing as an insider on the Nominating Committee.
	1.2	Elect Director Howard E. Bateman		For
	1.3	Elect Director Donald P. Baumann		For
	1.4	Elect Director Richard A. Dasen		For
	1.5	Elect Director Richard Deininger		For
	1.6	Elect Director Timothy C. Dodkin		For
	1.7	Elect Director Daniel J. Eigeman		For
	1.8	Elect Director Charles P. Grenier		For
	2	Approve Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.98 percent is within the allowable cap for this company of 14.29 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Semtech Corp. *SMTC*		816850101			04/23/04		3,124
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glen M. Antle		For

We recommend a vote FOR the directors with the exception of insiders John D. Poe and Jason L. Carlson. We recommend that shareholders WITHHOLD votes from John D. Poe and Jason L. Carlson for failure to establish an independent nominating committee.

	1.2	Elect Director James P. Burra		For
	1.3	Elect Director Jason L. Carlson		Withhold
	1.4	Elect Director Rockell N. Hankin		For
	1.5	Elect Director James T. Lindstrom		For
	1.6	Elect Director John L. Piotrowski		For
	1.7	Elect Director John D. Poe		Withhold
	1.8	Elect Director James T. Schraith		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Senior Housing Properties Trust *SNH*		81721M109			03/17/04		2,302
	1	Elect Directors		For	For		Mgmt

04/22/04 - A	Sensient Technologies Corp. *SXT*		81725T100			03/01/04		1,788
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.57 percent is within the allowable cap for this company of 5.79 percent.
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Sequa Corp. *SQA.A*		817320104			03/18/04		180
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Norman E. Alexander		For

We recommend a vote FOR the directors with the exception of affiliated outsider R. Scott Schafler. We recommend that shareholders WITHHOLD votes from R. Scott Schafler for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Edward E. Barr		For
	1.3	Elect Director Alvin Dworman		For
	1.4	Elect Director David S. Gottesman		For
	1.5	Elect Director Richard S. LeFrak		For
	1.6	Elect Director John J. Quicke		For
	1.7	Elect Director R. Scott Schafler		Withhold
	1.8	Elect Director Michael I. Sovern		For
	1.9	Elect Director Fred R. Sullivan		For
	1.10	Elect Director Gerald Tsai, Jr.		For
	1.11	Elect Director Martin Weinstein		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.22 percent is within the allowable cap for this company of 14.45 percent.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.22 percent is within the allowable cap for this company of 14.45 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Serena Software, Inc. *SRNA*		817492101			05/14/04		1,036
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas D. Troxel		For

We recommend a vote FOR the directors with the exception of insider Mark E. Woodward. We recommend that shareholders WITHHOLD votes from Mark E. Woodward for standing as an insider on the Compensation Committee.

	1.2	Elect Director Robert I. Pender, Jr.		For
	1.3	Elect Director J. Hallam Dawson		For
	1.4	Elect Director David G. DeWalt		For
	1.5	Elect Director Mark E. Woodward		Withhold
	1.6	Elect Director Carl Bass		For
	1.7	Elect Director Gregory J. Owens		For
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Serologicals Corp. *SERO*		817523103			03/31/04		1,032
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ralph E. Christoffersen, Ph.D.		For

We recommend a vote FOR the directors with the exception of affiliated outsider Desmond H. O’Connell, Jr.. We recommend that shareholders WITHHOLD votes from Desmond H. O’Connell, Jr. for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Desmond H. O’Connell, Jr.		Withhold
	1.3	Elect Director George M. Shaw, M.D., Ph.D.		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/21/04 - A	SFBC International Inc *SFCC*		784121105			04/30/04		326
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lisa Krinsky, M.D.		For
	1.2	Elect Director Arnold Hantman		For
	1.3	Elect Director Jack Levine		For
	1.4	Elect Director David Lucking		For
	1.5	Elect Director Dr. Leonard Weinstein		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.05 percent is within the allowable cap for this company of 17.45 percent.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 29,000,000 shares.
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/07/04 - A	Sharper Image Corp. *SHRP*		820013100			04/12/04		470
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 25,000,000 shares is below the allowable threshold of 37,500,000 shares.
	3	Ratify Auditors		For	For		Mgmt

04/20/04 - A	Shenandoah Telecommunications Co. *SHEN*		82312B106			03/19/04		350
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	Shoe Carnival, Inc. *SCVL*		824889109			04/02/04		275
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Mark L. Lemond		Withhold

We recommend that shareholders WITHHOLD votes from all the nominees. We recommend that shareholders WITHHOLD votes from insider Mark L. Lemond for failure to establish a majority independent board and from affiliated outsider James A. Aschleman for standing as an affiliated outsider on the Compensation and Nominating committees, and for failure to establish a majority independent board.

	1.2	Elect Director James A. Aschleman		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.78 percent is within the allowable cap for this company of 17.77 percent.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Shopko Stores, Inc. *SKO*		824911101			04/02/04		1,237
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.37 percent is within the allowable cap for this company of 15.34 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/28/04 - A	Shore Bancshares, Inc. *SHBI*		825107105			03/17/04		280
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel T. Cannon		For
We recommend a vote FOR the directors with the exception of independent outsider Richard C. Granville. We recommend that shareholders WITHHOLD votes from Richard C. Granville for poor attendance.
	1.2	Elect Director Richard C. Granville		Withhold
	1.3	Elect Director Kevin P. Latulip		For
	1.4	Elect Director Christopher F. Spurry		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/17/04 - A	Shuffle Master, Inc. *SHFL*		825549108			01/27/04		677
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark L. Yoseloff		For
We recommend a vote FOR the directors.
	1.2	Elect Director Garry W. Saunders		For
	1.3	Elect Director Ken Robson		For
	1.4	Elect Director Don R. Kornstein		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.19 percent is within the allowable cap for this company of 19.96 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 9.15 percent is within the allowable cap for this company of 19.96 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	Sierra Bancorp *BSRR*		82620P102			03/31/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gregory A. Childress		For

We recommend a vote FOR the directors with the exception of insider James C. Holly. We recommend that shareholders WITHHOLD votes from James C. Holly for failure to establish an independent nominating committee.

	1.2	Elect Director Robert L. Fields		For
	1.3	Elect Director James C. Holly		Withhold
	1.4	Elect Director Howard H. Smith		For
	1.5	Elect Director Morris A. Tharp		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Sierra Health Services, Inc. *SIE*		826322109			04/01/04		1,043
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert L. Greene		For
We recommend a vote FOR the directors.
	1.2	Elect Director Erin E. MacDonald		For
	1.3	Elect Director William J. Raggio		For
	1.4	Elect Director Charles L. Ruthe		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/03/04 - A	Sierra Pacific Resources *SRP*		826428104			03/19/04		5,462
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Donnelley		For
	1.2	Elect Director Walter M. Higgins		For
	1.3	Elect Director John F. O’Reilly		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 1.36 percent is within the allowable cap for this company of 5.15 percent. Additionally, this plan expressly forbids repricing. ISS noted that top five named executives received approximately 62 percent of the total 2003 equity grants.

	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

Although the company filed an amendment in the Form 8-A/A in July 2003 to remove the 180-day “slow-hand” provision, it does not embody all of the above features that ISS recommends. Therefore, we agree with the proponent that the current pill should be put to a shareholder vote and that any new pill be put to a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - A	Sigma Designs, Inc. *SIGM*		826565103			04/19/04		679
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thinh Q. Tran		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Julien Nguyen and insider Thinh Q. Tran . We recommend that shareholders WITHHOLD votes from Julien Nguyen for standing as an affiliated outsider on the Audit and Nominating committees, and for failure to establish a majority independent board, and from Thinh Q. Tran for failure to establish a majority independent board .

	1.2	Elect Director William J. Almon		For
	1.3	Elect Director Julien Nguyen		Withhold
	1.4	Elect Director Lung C. Tsai		For
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Silgan Holdings Inc. *SLGN*		827048109			04/16/04		529
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Philip Silver		Withhold

We recommend a vote FOR the directors with the exception of insider R. Philip Silver. We recommend that shareholders WITHHOLD votes from R. Philip Silver for failure to establish an independent nominating committee.

	1.2	Elect Director William C. Jennings		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.45 percent is within the allowable cap for this company of 12.84 percent. Additionally, this plan expressly forbids repricing

Equity grants of stock options to top five named executive officers is 34.13 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Silicon Image, Inc. *SIMG*		82705T102			03/29/04		3,052
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Silicon Storage Technology, Inc. *SSTI*		827057100			04/20/04		4,230
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bing Yeh		For
We recommend a vote FOR the directors with the exception of independent outsider Tsuyoshi Taira. We recommend that shareholders WITHHOLD votes from Tsuyoshi Taira for poor attendance.
	1.2	Elect Director Yaw Wen Hu		For
	1.3	Elect Director Tsuyoshi Taira		Withhold
	1.4	Elect Director Yasushi Chikagami		For
	1.5	Elect Director Ronald Chwang		For
	2	Approve Increase in Size of Board		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Silicon Valley Bancshares *SIVB*		827064106			02/24/04		1,310
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.29 percent is within the allowable cap for this company of 14.91 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Siliconix, Inc. *SILI*		827079203			04/23/04		280
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/30/04 - A	Simmons First National Corp. *SFNC*		828730200			01/22/04		527
	1	Fix Number of Directors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director William E. Clark		For
	2.2	Elect Director Steven A. Cosse’		For
	2.3	Elect Director Lara F. Hutt, III		For
	2.4	Elect Director George A. Makris, Jr.		For
	2.5	Elect Director J. Thomas May		For
	2.6	Elect Director David R. Perdue		For
	2.7	Elect Director Dr. Harry L. Ryburn		For
	2.8	Elect Director Henry F. Trotter, Jr.		For
	3	Reduce Par Value of Common Stock and Eliminate Class B, Class A Preferred, and Class B Preferred Stock		For	For		Mgmt

We applaud the company for eliminating its authorization to issue Class B common, Class A preferred, or Class B preferred stock, thus creating a single voting class of common stock, and committing to seek shareholder approval of any issuance of additional securities.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Simpletech, Inc *STEC*		828823104			04/09/04		429
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Manouch Moshayedi		Withhold

We recommend a vote FOR the directors with the exception of insiders Manouch Moshayedi, Mike Moshayedi, Mark Moshayedi and Dan Moses. We recommend that shareholders WITHHOLD votes from Manouch Moshayedi, Mike Moshayedi, Mark Moshayedi and Dan Moses for failure to establish a majority independent board.

	1.2	Elect Director Mike Moshayedi		Withhold
	1.3	Elect Director Mark Moshayedi		Withhold
	1.4	Elect Director Dan Moses		Withhold
	1.5	Elect Director F. Michael Ball		For
	1.6	Elect Director Mark R. Hollinger		For
	1.7	Elect Director James J. Peterson		For
	2	Ratify Auditors		For	For		Mgmt

04/07/04 - A	Simpson Manufacturing Co., Inc. *SSD*		829073105			02/09/04		606
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stephen B. Lamson		For
We recommend a vote FOR the directors.
	1.2	Elect Director Peter N. Louras, Jr.		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Sinclair Broadcast Group, Inc. *SBGI*		829226109			03/18/04		1,688
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director David D. Smith		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider and Audit Committee member Basil A. Thomas for paying excessive non-audit fees, for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members Martin R. Leader, Daniel C. Keith, and Lawrence E. McCanna for paying excessive non-audit fees. Lastly, we recommend WITHHOLDING votes from insiders Robert E. Smith, J. Duncan Smith, Frederick G. Smith, and David D. Smith for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Frederick G. Smith		Withhold
	1.3	Elect Director J. Duncan Smith		Withhold
	1.4	Elect Director Robert E. Smith		Withhold
	1.5	Elect Director Basil A. Thomas		Withhold
	1.6	Elect Director Lawrence E. Mccanna		Withhold
	1.7	Elect Director Daniel C. Keith		Withhold
	1.8	Elect Director Martin R. Leader		Withhold
	2	Ratify Auditors		For	Against		Mgmt

05/27/04 - A	SIPEX Corp. *SIPX*		829909100			04/16/04		983
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lionel H. Olmer		For
	1.2	Elect Director John D. Arnold		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/12/04 - A	Sirna Therapeutics, Inc. *RNAI*		829669100			03/15/04		302
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.22 percent is within the allowable cap for this company of 15.32 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Six Flags, Inc. *PKS*		83001P109			04/08/04		4,927
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kieran E. Burke		For
We recommend a vote FOR the directors.
	1.2	Elect Director Paul A. Biddelman		For
	1.3	Elect Director James F. Dannhauser		For
	1.4	Elect Director Michael E. Gellert		For
	1.5	Elect Director Francois Letaconnoux		For
	1.6	Elect Director Robert J. McGuire		For
	1.7	Elect Director Stanley S. Shuman		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 4.53 percent, which is within the allowable cap for this company of 5.13 percent.
	3	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Sizeler Property Investors, Inc. *SIZ*		830137105			03/19/04		500
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director J. Terrell Brown		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders J. Terrell Brown, Harold B. Judell and Richard Pearlstone for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Harold B. Judell		Withhold
	1.3	Elect Director Richard Pearlstone		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	SJW Corp. *SJW*		784305104			03/19/04		291
	1	Establish Range For Board Size		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director M.L. Cali		For
	2.2	Elect Director J.P. Dinapoli		For
	2.3	Elect Director D. Gibson		For
	2.4	Elect Director D.R. King		For
	2.5	Elect Director G.E. Moss		For
	2.6	Elect Director W.R. Roth		For
	2.7	Elect Director C.J. Toeniskoetter		For
	2.8	Elect Director F.R. Ulrich		For
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/28/04 - A	Skechers U.S.A., Inc. *SKX*		830566105			04/21/04		761
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Michael Greenberg		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from David Weinberg, Jeffrey Greenberg, and Michael Greenberg for failure to establish an independent nominating and compensation committees and for failure to establish a majority independent board.

	1.2	Elect Director Jeffrey Greenberg		Withhold
	1.3	Elect Director David Weinberg		Withhold
	2	Ratify Auditors		For	Against		Mgmt

05/04/04 - A	SkyWest, Inc. *SKYW*		830879102			03/31/04		2,688
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jerry C. Atkin		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Sidney J. Atkin, Steven F. Udvar-Hazy, and J. Ralph Atkin. We recommend that shareholders WITHHOLD votes from Sidney J. Atkin for standing as affiliated outsider on the Compensation and Nominating & Governance committees, Steven F. Udvar-Hazy for standing as affiliated outsider on the Compensation Committee, and J. Ralph Atkin for standing as affiliated outsider on the Compensation Committee.

	1.2	Elect Director J. Ralph Atkin		Withhold
	1.3	Elect Director Steven F. Udvar-Hazy		Withhold
	1.4	Elect Director Ian M. Cumming		For
	1.5	Elect Director W. Steve Albrecht		For
	1.6	Elect Director Mervyn K. Cox		For
	1.7	Elect Director Sidney J. Atkin		Withhold
	1.8	Elect Director Hyrum W. Smith		For
	1.9	Elect Director Robert G. Sarver		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - A	Skyworks Solutions, Inc. *SWKS*		83088M102			01/30/04		5,919
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kevin L. Beebe		For
We recommend a vote FOR the directors.
	1.2	Elect Director Timothy R. Furey		For
	1.3	Elect Director David J. Mclachlan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/19/04 - A	SL Green Realty Corp. *SLG*		78440X101			03/31/04		1,442
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/08/04 - A	SM&A *WINS*		78465D105			04/09/04		487
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William C. Bowes		For

We recommend a vote FOR the directors with the exception of affiliated outsider Albert S. Nagy. We recommend that shareholders WITHHOLD votes from Albert S. Nagy for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director J. Christopher Lewis		For
	1.3	Elect Director Steven S. Myers		For
	1.4	Elect Director Albert S. Nagy		Withhold
	1.5	Elect Director Luther J. Nussbaum		For
	1.6	Elect Director John P. Stenbit		For
	1.7	Elect Director Robert J. Untracht		For
	1.8	Elect Director John R. Woodhull		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the offering period is reasonable, and there are limitations on participation.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Smart & Final Inc. *SMF*		831683107			03/25/04		538
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pierre B. Bouchut		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Etienne Snollaerts and Pierre B. Bouchut. We recommend that shareholders WITHHOLD votes from Etienne Snollaerts for standing as an insider on the Nominating Committee and for failure to establish majority independent board and from Pierre B. Bouchut for poor attendance and for failure to establish majority independent board.

	1.2	Elect Director David J. McLaughlin		For
	1.3	Elect Director Thomas G. Plaskett		For
	1.4	Elect Director Etienne Snollaerts		Withhold
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.

05/14/04 - A	Sohu.com Inc. *SOHU*		83408W103			03/23/04		788
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward B. Roberts		For

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas Gurnee. We recommend that shareholders WITHHOLD votes from Thomas Gurnee for standing as an affiliated outsider on the Audit, Compensation, and Nominating committees.

	1.2	Elect Director Thomas Gurnee		Withhold
	1.3	Elect Director Mary Ma		For
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.25 percent is above the allowable cap for this company of 10.74 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Sonic Automotive, Inc. *SAH*		83545G102			02/26/04		1,275
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director B. Scott Smith		Withhold

We recommend a vote FOR the directors with the exception of insider B. Scott Smith. We recommend that shareholders withhold votes from B. Scott Smith for failure to establish a majority independent board.

	1.2	Elect Director William P. Benton		For
	1.3	Elect Director William I. Belk		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 17.39 percent is above the allowable cap for this company of 11.57 percent.

	3	Ratify Auditors		For	For		Mgmt

01/21/04 - A	Sonic Corp. *SONC*		835451105			11/28/03		1,248
	1	Elect Directors		For	For		Mgmt
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	SonicWALL, Inc. *SNWL*		835470105			04/08/04		2,403
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David Garrison		For
	1.2	Elect Director Charles D. Kissner		For
	1.3	Elect Director Matthew Medeiros		For
	1.4	Elect Director Cary H. Thompson		For
	1.5	Elect Director Robert M. Williams		For
	1.6	Elect Director Edward F. Thompson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/27/04 - A	Sonosite Inc. *SONO*		83568G104			03/10/04		595
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kirby L. Cramer		For

We recommend a vote FOR the directors with the exception of affiliated outsider Jacques Souquet, Ph.D.. We recommend that shareholders WITHHOLD votes from Jacques Souquet, Ph.D. for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Kevin M. Goodwin		For
	1.3	Elect Director Edward V. Fritzky		For
	1.4	Elect Director Steven R. Goldstein, M.D.		For
	1.5	Elect Director Robert G. Hauser, M.D.		For
	1.6	Elect Director William G. Parzybok, Jr.		For
	1.7	Elect Director Jeffrey Pfeffer, Ph.D.		For
	1.8	Elect Director Richard S. Schneider, Ph.D.		For
	1.9	Elect Director Jacques Souquet, Ph.D.		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/07/04 - A	Sotheby’s Holdings Inc. *BID*		835898107			03/26/04		2,030
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/04/04 - S	SOUND FEDERAL BANCORP INC *SFFS*		83607V104			12/17/03		427
	1	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.26 percent is within the allowable cap for this company of 12.40 percent. Additionally, this plan expressly forbids repricing.

05/26/04 - A	SOURCECORP, Inc. *SRCP*		836167106			04/13/04		710
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas C. Walker		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders G. Michael Bellenghi and David Lowenstein, and insiders Ed H. Bowman, Jr. and Thomas C. Walker. We recommend that shareholders WITHHOLD votes from G. Michael Bellenghi for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from David Lowenstein, Ed H. Bowman, Jr. and Thomas C. Walker for failure to establish a majority independent board.

	1.2	Elect Director Ed H. Bowman, Jr.		Withhold
	1.3	Elect Director David Lowenstein		Withhold
	1.4	Elect Director G. Michael Bellenghi		Withhold
	1.5	Elect Director Michael J. Bradley		For
	1.6	Elect Director Donald F. Moorehead, Jr.		For
	1.7	Elect Director Edward M. Rowell		For

04/29/04 - A	South Jersey Industries, Inc. *SJI*		838518108			02/26/04		555
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas A. Bracken		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas A. Bracken. We recommend that shareholders WITHHOLD votes from Thomas A. Bracken for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Edward J. Graham		For
	1.3	Elect Director Helen R. Bosley		For
	1.4	Elect Director Herman D. James, Ph.D.		For
	1.5	Elect Director Ambassador William J. Hughes		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - S	Southern Financial Bancorp, Inc.		842870107			03/08/04		252
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: While the impact on shareholders rights is adverse, based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

04/15/04 - A	Southside Bancshares, Inc. *SBSI*		84470P109			03/09/04		367
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Fred E. Bosworth		For
	1.2	Elect Director Alton Cade		For
	1.3	Elect Director B.G. Hartley		For
	1.4	Elect Director Paul W. Powell		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/22/04 - A	Southwest Bancorp, Inc. *OKSB*		844767103			03/05/04		461
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas D. Berry		For
	1.2	Elect Director Rick Green		For
	1.3	Elect Director David P. Lambert		For
	1.4	Elect Director Linford R. Pitts		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.50 percent is above the allowable cap for this company of 5.54 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan. Note the high concentration ratio of 46.27 percent of total current year grants to top five executive officers.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Southwest Bancorporation of Texas, Inc. *SWBT*		84476R109			03/25/04		1,282
	1	Elect Directors		For	For		Mgmt
	2	Approve Deferred Compensation Plan		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.68 percent is within the allowable cap for this company of 9.58 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Southwest Gas Corp. *SWX*		844895102			03/09/04		1,371
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George C. Biehl		For
We recommend FOR the directors.
	1.2	Elect Director Thomas E. Chestnut		For
	1.3	Elect Director Manuel J. Cortez		For
	1.4	Elect Director Richard M. Gardner		For
	1.5	Elect Director LeRoy C. Hanneman, Jr.		For
	1.6	Elect Director Thomas Y. Hartley		For
	1.7	Elect Director James J. Kropid		For
	1.8	Elect Director Michael O. Maffie		For
	1.9	Elect Director Michael J. Melarkey		For
	1.10	Elect Director Carolyn M. Sparks		For
	1.11	Elect Director Terrence L. Wright		For
	2	Approve/Amend Executive Incentive Bonus Plan		For	Against		Mgmt

V. Vote Recommendation ISS recognizes that cash and stock bonus plans such as this one can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation. However, since this plan reserves shares, we estimated the total cost of the company’s plans of 5.51 percent, which is above the allowable cap for this company of 5.33 percent.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Southwest Water Co. *SWWC*		845331107			03/18/04		683
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H. Frederick Christie		For
	1.2	Elect Director Anton C. Garnier		For
	1.3	Elect Director Peter J. Moerbeek		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.75 percent is above the allowable cap for this company of 7.13 percent.

05/12/04 - A	Southwestern Energy Co. *SWN*		845467109			03/16/04		1,576
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lewis Epley, Jr.		For
	1.2	Elect Director John Hammerschmidt		For
	1.3	Elect Director Robert Howard		For
	1.4	Elect Director Harold Korell		For
	1.5	Elect Director Vello Kuuskraa		For
	1.6	Elect Director Kenneth Mourton		For
	1.7	Elect Director Charles Scharlau		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.44 percent is within the allowable cap for this company of 8.82 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Sovran Self Storage, Inc. *SSS*		84610H108			04/02/04		658
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert J. Attea		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Charles E. Lannon and insiders Kenneth F. Myszka and Robert J. Attea, from whom we recommend shareholders WITHHOLD votes for failure to establish a majority independent board.

	1.2	Elect Director Kenneth F. Myszka		Withhold
	1.3	Elect Director John E. Burns		For
	1.4	Elect Director Michael A. Elia		For
	1.5	Elect Director Anthony P. Gammie		For
	1.6	Elect Director Charles E. Lannon		Withhold
	2	Amend Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 2.47 percent, which is within the allowable cap for this company of 7.46 percent.
	3	Approve Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Ratify Auditors		For	For		Mgmt

06/30/04 - A	Spanish Broadcasting System, Inc. *SBSA*		846425882			06/03/04		1,474
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Raul Alarcon, Jr.		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsiders Jason L. Shrinsky, Pablo Raul Alarcon, Sr., and insider Raul Alarcon, Jr. We recommend that shareholders WITHHOLD votes from Pablo Raul Alarcon, Sr. for poor attendance, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Jason L. Shrinsky and Raul Alarcon, Jr. for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Pablo Raul Alarcon, Sr.		Withhold
	1.3	Elect Director Dan Mason		For
	1.4	Elect Director Jason L. Shrinsky		Withhold
	1.5	Elect Director Antonio S. Fernandez		For
	1.6	Elect Director Jose A. Villamil		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - A	Spartech Corp. *SEH*		847220209			01/12/04		871
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.56 percent is within the allowable cap for this company of 10.78 percent.
	4	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Specialty Laboratories, Inc. *SP*		84749R100			04/12/04		325
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas R. Testman		For

We recommend a vote FOR the directors with the exception of insider James B. Peter, M.D., Ph.D. We recommend that shareholders WITHHOLD votes from James B. Peter, M.D., Ph.D. for standing as an insider on the Nominating Committee.

	1.2	Elect Director Douglas S. Harrington		For
	1.3	Elect Director Deborah A. Estes		For
	1.4	Elect Director Richard E. Belluzzo		For
	1.5	Elect Director Michael T. DeFreece		For
	1.6	Elect Director Hubbard C. Howe		For
	1.7	Elect Director William J. Nydam		For
	1.8	Elect Director James B. Peter		Withhold
	1.9	Elect Director David R. Schreiber		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Given that the company will be entitled to a business expense deduction due to the favorable tax treatment attributable to Section 162(m), we believe this item warrants shareholder approval.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/21/04 - A	SpectraLink Corp. *SLNK*		847580107			04/23/04		683
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/21/04 - A	Speedway Motorsports, Inc. *TRK*		847788106			03/01/04		657
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mr. O. Bruton Smith		For
	1.2	Elect Director Mr. William P. Benton		For
	1.3	Elect Director Mr. Robert L. Rewey		For
	1.4	Elect Director Mr. James P. Holden		For
	1.5	Elect Director Mr. Marcus G. Smith		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 7.47 percent is above the allowable cap for this company of 6.27 percent.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/18/04 - A	Spherion Corp. *SFN*		848420105			03/24/04		2,764
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles		For	For		Mgmt
We have no objection to this proposal as it would permit shareholders to in effect ratify the appointment of any director appointed to fill a vacancy or newly created directorship.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Spinnaker Exploration Company *SKE*		84855W109			03/12/04		1,110
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	SS&C Technologies, Inc. *SSNC*		85227Q100			04/15/04		510
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David W. Clark, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Joseph H. Fisher		For
	2	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 25.00 percent is above the allowable cap for this company of 19.94 percent.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	St. Mary Land & Exploration Co. *SM*		792228108			04/12/04		1,268
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Barbara M. Baumann		For
	1.2	Elect Director Larry W. Bickle		For
	1.3	Elect Director Ronald D. Boone		For
	1.4	Elect Director Thomas E. Congdon		For
	1.5	Elect Director William J. Gardiner		For
	1.6	Elect Director Mark A. Hellerstein		For
	1.7	Elect Director John M. Seidl		For
	1.8	Elect Director William D. Sullivan		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plans of 6.74 percent is within the allowable cap of 10.12 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Staar Surgical Co. *STAA*		852312305			03/31/04		714
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Stage Stores, Inc. *STGS*		85254C305			04/07/04		671
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Scott Davido		For
	1.2	Elect Director Alan Gilman		For
	1.3	Elect Director Michael Glazer		For
	1.4	Elect Director Michael McCreery		For
	1.5	Elect Director John Mentzer		For
	1.6	Elect Director Margaret Monaco		For
	1.7	Elect Director William Montgoris		For
	1.8	Elect Director Walter Salmon		For
	1.9	Elect Director James Scarborough		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.54 percent is within the allowable cap for this company of 18.67 percent.

04/23/04 - A	Stamps.com, Inc. *STMP*		852857101			03/01/04		1,636
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Mohan Ananda		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Mohan Ananda. We recommend that shareholders WITHHOLD votes from Mohan Ananda for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Kevin Douglas		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Reverse Stock Split		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Standard Motor Products, Inc. *SMP*		853666105			04/09/04		291
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Marilyn F. Cragin		Withhold

We recommend a vote FOR the directors with the exceptions of insider Lawrence I. Sills and affiliated outsiders Arthur S. Sills, Arthur D. Davis and Marilyn F. Cragin. We recommend that shareholders WITHHOLD votes from Lawrence I. Sills, Arthur S. Sills, Arthur D. Davis, and Marilyn F. Cragin for failure to disclose the members of the nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Arthur D. Davis		Withhold
	1.3	Elect Director Robert M. Gerrity		For
	1.4	Elect Director John L. Kelsey		For
	1.5	Elect Director Kenneth A. Lehman		For
	1.6	Elect Director Arthur S. Sills		Withhold
	1.7	Elect Director Lawrence I. Sills		Withhold
	1.8	Elect Director Frederick D. Sturdivant		For
	1.9	Elect Director William H. Turner		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.04 percent is within the allowable cap for this company of 19.62 percent.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 1.36 percent is within the allowable cap for this company of 19.62 percent.
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Standard Pacific Corp. *SPF*		85375C101			03/17/04		1,577
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew H. Parnes		For
	1.2	Elect Director James L. Doti		For
	1.3	Elect Director Frank E. O’Bryan		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.64 percent is within the allowable cap for this company of 14.45 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted over 29 percent of its total stock grants to its top 5 named executives.

04/22/04 - A	Standard Register Co. *SR*		853887107			02/23/04		482
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Roy W. Begley, Jr.		For

We recommend a vote FOR the directors with the exceptions of insiders Dennis L. Rediker and Paul H. Granzow. We recommend that shareholders WITHHOLD votes from Dennis L. Rediker and Paul H. Granzow for failure to establish an independent nominating committee.

	1.2	Elect Director F. David Clarke, III		For
	1.3	Elect Director Paul H. Granzow		Withhold
	1.4	Elect Director Sherrill W. Hudson		For
	1.5	Elect Director Dennis L. Rediker		Withhold
	1.6	Elect Director Ann Scavullo		For
	1.7	Elect Director John J. Schiff, Jr.		For
	1.8	Elect Director John Q. Sherman, II		For
	2	Ratify Auditors		For	For		Mgmt

04/14/04 - A	Stanley Furniture Company, Inc. *STLY*		854305208			03/05/04		243
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thomas L. Millner		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jeffrey R. Scheffer		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	StarTek, Inc. *SRT*		85569C107			04/02/04		500
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. Emmet Stephenson, Jr		Withhold

We recommend a vote FOR the directors with the exception of insider A. Emmet Stephenson, Jr.. We recommend that shareholders WITHHOLD votes from A. Emmet Stephenson, Jr. for standing as an insider on the Compensation and Nominating committees.

	1.2	Elect Director William E. Meade, Jr.		For
	1.3	Elect Director Ed Zschau		For
	1.4	Elect Director Hank Brown		For
	1.5	Elect Director Michael S. Shannon		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plans of 6.15 percent is within the allowable cap for this company of 12.94 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote RecommendationThe total cost of the company’s plans of 4.94 percent is within the allowable cap for this company of 12.94 percent.
	4	Ratify Auditors		For	For		Mgmt

05/28/04 - A	State Auto Financial Corp. *STFC*		855707105			04/05/04		599
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/27/04 - A	State Bancorp, Inc. *STB*		855716106			03/19/04		295
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	State Financial Services Corp. *SFSW*		856855101			03/15/04		190
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Falbo		For
	1.2	Elect Director Ulice Payne Jr.		For
	1.3	Elect Director Richard A. Meeusen		For
	1.4	Elect Director Kristine A. Rappe		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 9.84 percent is above the allowable cap for this company of 5.26 percent. Equity awards including stock options and other forms of long-term incentive awards to top five named executive officers were 47.91 percent of the total shares awarded in the current year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/08/04 - S	Staten Island Bancorp, Inc.		857550107			01/26/04		2,124
	1	Approve Merger Agreement		For	For		Mgmt

02/11/04 - A	Steak & Shake Company (The) *SNS*		857873103			12/05/03		826
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter M. Dunn		For

We recommend a vote FOR the directors with the exception of James Williamson, Jr., from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Alan B. Gilman		For
	1.3	Elect Director Stephen Goldsmith		For
	1.4	Elect Director Wayne L. Kelley		For
	1.5	Elect Director Charles E. Lanham		For
	1.6	Elect Director Ruth J. Person		For
	1.7	Elect Director J. Fred Risk		For
	1.8	Elect Director John W. Ryan		For
	1.9	Elect Director James Williamson, Jr.		Withhold
	2	Amend Restricted Stock Plan		For	For		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 7.56 percent is within the allowable cap for this company of 10.62 percent.
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 7.62 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 10.62 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 6.16 percent is within the allowable cap for this company of 10.62 percent.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Steel Dynamics, Inc. *STLD*		858119100			03/15/04		1,679
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Keith E. Busse		For
We recommend a vote FOR the directors with the exception of independent outsider Richard J. Freeland. We recommend that shareholders WITHHOLD votes from Richard J. Freeland for poor attendance.
	1.2	Elect Director Mark D. Millett		For
	1.3	Elect Director Richard P. Teets, Jr.		For
	1.4	Elect Director John C. Bates		For
	1.5	Elect Director Paul B. Edgerley		For
	1.6	Elect Director Richard J. Freeland		Withhold
	1.7	Elect Director Naoki Hidaka		For
	1.8	Elect Director James E. Kelley		For
	1.9	Elect Director Dr. Jurgen Kolb		For
	1.10	Elect Director Joseph D. Ruffolo		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

06/08/04 - A	Stein Mart, Inc. *SMRT*		858375108			04/09/04		832
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Alvin R. Carpenter		For

We recommend a vote FOR the directors with the exceptions of independent outsiders James H. Winston and Linda McFarland Farthing. We recommend that shareholders WITHHOLD votes from Audit Committee members James H. Winston and Linda McFarland Farthing for paying excessive non-audit fees.

	1.2	Elect Director Linda McFarland Farthing		Withhold
	1.3	Elect Director Michael D. Fisher		For
	1.4	Elect Director Mitchell W. Legler		For
	1.5	Elect Director Michael D. Rose		For
	1.6	Elect Director Richard L. Sisisky		For
	1.7	Elect Director Jay Stein		For
	1.8	Elect Director Martin E. Stein, Jr.		For
	1.9	Elect Director J. Wayne Weaver		For
	1.10	Elect Director John H. Williams, Jr.		For
	1.11	Elect Director James H. Winston		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Steinway Musical Instruments, Inc. *LVB*		858495104			03/25/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kyle R. Kirkland		Withhold

We recommend a vote FOR the directors with the exceptions of insiders John M. Stoner, Jr., Bruce A. Stevens, Dana D. Messina, and Kyle R. Kirkland. We recommend that shareholders WITHHOLD votes from John M. Stoner, Jr., Bruce A. Stevens, Dana D. Messina, and Kyle R. Kirkland for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Dana D. Messina		Withhold
	1.3	Elect Director Bruce A. Stevens		Withhold
	1.4	Elect Director John M. Stoner, Jr.		Withhold
	1.5	Elect Director A. Clinton Allen		For
	1.6	Elect Director Rudolph K. Kluiber		For
	1.7	Elect Director Peter McMillan		For
	2	Ratify Auditors		For	For		Mgmt

05/28/04 - S	Stellent, Inc. *STEL*		85856W105			04/23/04		673
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

Conclusion: Based on the low market premium being offered, the fairness opinion, and the potential strategic synergies, we believe the merger agreement and the associated issuance of shares warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt

Conclusion In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Stepan Co. *SCL*		858586100			02/27/04		266
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Sterling Bancorp *STL*		859158107			02/26/04		528
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Abrams		For

We recommend a vote FOR the directors with the exception of Walter Feldesman. We recommend that shareholders WITHHOLD votes from Walter Feldesman for standing as an affiliated outsider on the audit and compensation committees.

	1.2	Elect Director Joseph M. Adamko		For
	1.3	Elect Director Louis J. Cappelli		For
	1.4	Elect Director Walter Feldesman		Withhold
	1.5	Elect Director Fernando Ferrer		For
	1.6	Elect Director Allan F. Hershfield		For
	1.7	Elect Director Henry J. Humphreys		For
	1.8	Elect Director John C. Millman		For
	1.9	Elect Director Eugene T. Rossides		For
	2	Amend Articles to Increase Common Stock and Delete Section Three of the Certificate of Incorporation		For	For		Mgmt
The requested increase of 30,000,000 shares, is below the allowable threshold of 40,000,000 shares.

04/26/04 - A	Sterling Bancshares, Inc. /TX *SBIB*		858907108			02/27/04		1,763
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James D. Calaway		For
We recommend a vote FOR the directors.
	1.2	Elect Director Bruce J. Harper		For
	1.3	Elect Director Glenn H. Johnson		For
	1.4	Elect Director R. Bruce LaBoon		For
	1.5	Elect Director George Martinez		For
	1.6	Elect Director Steven F. Retzloff		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Sterling Financial Corp. *STSA*		859319105			03/08/04		894
	1	Elect Directors		For	For		Mgmt

04/27/04 - A	Sterling Financial Corp. (PA) *SLFI*		859317109			02/27/04		963
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	Steven Madden, Ltd. *SHOO*		556269108			04/08/04		465
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jamieson A. Karson		Withhold

We recommend a vote FOR the directors with the exception of insider Jamieson A. Karson, and affiliated outsiders Jeffrey Birnbaum, Marc S. Cooper and John L. Madden. We recommend that shareholders WITHHOLD votes from Jamieson A. Karson, Jeffrey Birnbaum, Marc S. Cooper and John L. Madden for failure to establish a majority independent board.

	1.2	Elect Director Jeffrey Birnbaum		Withhold
	1.3	Elect Director Marc Cooper		Withhold
	1.4	Elect Director John L. Madden		Withhold
	1.5	Elect Director Peter Migliorini		For
	1.6	Elect Director Thomas H. Schwartz		For
	1.7	Elect Director Awadhesh Sinha		For
	2	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.56 percent is within the allowable cap for this company of 14.65 percent. Additionally, this plan expressly forbids repricing. Equity grants including stock options to top five named executive officers were 27.30 percent of the total shares awarded in the current year.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	Stewart Enterprises, Inc. *STEI*		860370105			02/17/04		4,204
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/30/04 - A	Stewart Information Services Corp. *STC*		860372101			03/02/04		732
	1	Elect Directors		For	For		Mgmt

04/29/04 - A	Stillwater Mining Co. *SWC*		86074Q102			03/22/04		2,001
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Craig L. Fuller		For

We recommend a vote FOR the directors with the exception of affiliated outsider Joseph P. Mazurek. We recommend that shareholders WITHHOLD votes from Joseph P. Mazurek for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Patrick M. James		For
	1.3	Elect Director Steven S. Lucas		For
	1.4	Elect Director Joseph P. Mazurek		Withhold
	1.5	Elect Director Francis R. Mcallister		For
	1.6	Elect Director Sheryl K. Pressler		For
	1.7	Elect Director Donald W. Riegle, Jr.		For
	1.8	Elect Director Todd D. Schafer		For
	1.9	Elect Director Jack E. Thompson		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.03 percent is within the allowable cap for this company of 9.16 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Stone Energy Corp. *SGY*		861642106			03/25/04		1,054
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George R. Christmas		For
	1.2	Elect Director B.J. Duplantis		For
	1.3	Elect Director John P. Laborde		For
	1.4	Elect Director Richard A. Pattarozzi		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.71 percent is within the allowable cap for this company of 9.15 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Stoneridge, Inc. *SRI*		86183P102			03/19/04		513
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	Stratasys, Inc. *SSYS*		862685104			04/02/04		355
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	Strayer Education, Inc. *STRA*		863236105			03/22/04		485
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Sturm, Ruger & Co., Inc. *RGR*		864159108			03/05/04		884
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William B. Ruger, Jr.		For
	1.2	Elect Director Stephen L. Sanetti		For
	1.3	Elect Director Richard T. Cunniff		For
	1.4	Elect Director Townsend Hornor		For
	1.5	Elect Director Paul X. Kelley		For
	1.6	Elect Director John M. Kingsley, Jr.		For
	1.7	Elect Director James E. Service		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/13/04 - A	Suffolk Bancorp *SUBK*		864739107			03/05/04		514
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - S	Summit America Television, Inc.		86600T109			03/01/04		1,400
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium and the fairness opinion, we believe the merger agreement warrants shareholder support.
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/20/04 - A	Summit Bancshares, Inc. *SBIT*		866011109			03/18/04		202
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Elliott S. Garsek		Withhold

We recommend a vote FOR the directors with the exception of independent outsider Roderick D. Stepp, insider Philip E. Norwood and affiliated outsiders F.S. Gunn, James L. Murray, William W. Meadows, Byron B. Searcy, and Elliott S. Garsek. We recommend that shareholders WITHHOLD votes from Roderick D. Stepp for poor attendance and from Philip E. Norwood for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from F.S. Gunn for standing as an affiliated outsider on the Audit, Nominating, and Compensation committees and for failure to establish a majority independent board, and from James L. Murray for standing as an affiliated outsider on the Nominating and Compensation committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from William W. Meadows for poor attendance, for standing as an affiliated outsider on the Nominating and Compensation committees and for failure to establish a majority independent board, and from Byron B. Searcy and Elliott S. Garsek for standing as affiliated outsiders on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Ronald J. Goldman		For
	1.3	Elect Director F.S. Gunn		Withhold
	1.4	Elect Director Robert L. Herchert		For
	1.5	Elect Director Jay J. Lesok		For
	1.6	Elect Director William W. Meadows		Withhold
	1.7	Elect Director James L. Murray		Withhold
	1.8	Elect Director Philip E. Norwood		Withhold
	1.9	Elect Director Byron B. Searcy		Withhold
	1.10	Elect Director Roderick D. Stepp		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Summit Properties Inc. *SMT*		866239106			03/19/04		1,216
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Henry H. Fishkind		For
We recommend a vote FOR the directors.
	1.2	Elect Director James H. Hance, Jr.		For
	1.3	Elect Director Wendy P. Riches		For

04/22/04 - A	Sun Bancorp, Inc. *SUBI*		866634108			03/05/04		178
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/11/04 - A	Sun Bancorp, Inc. (NJ) *SNBC*		86663B102			04/27/04		330
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the fair value being offered, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director Thomas A. Bracken		For

Conclusion We recommend a vote FOR all the director nominees, except Peter Galetto, Jr.  We recommend that shareholders WITHHOLD votes from Peter Galetto, Jr. for standing as an affiliated outsider on the Audit Committee.

	2.2	Elect Director Bernard A. Brown		For
	2.3	Elect Director Ike Brown		For
	2.4	Elect Director Jeffrey S. Brown		For
	2.5	Elect Director Sidney R. Brown		For
	2.6	Elect Director Peter Galetto, Jr.		Withhold
	2.7	Elect Director Douglas J. Heun		For
	2.8	Elect Director Anne E. Koons		For
	2.9	Elect Director Alfonse M. Mattia		For
	2.10	Elect Director Audrey S. Oswell		For
	2.11	Elect Director George A. Pruitt		For
	2.12	Elect Director Anthony Russo, III		For
	2.13	Elect Director Edward H. Salmon		For
	2.14	Elect Director John D. Wallace		For
	3	Ratify Auditors		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.70 percent is within the allowable cap for this company of 19.87 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Sun Communities, Inc. *SUI*		866674104			04/09/04		670
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Clunet R. Lewis		For
	1.2	Elect Director Arthur A. Weiss		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 1.37 percent is within the allowable cap for this company of 7.13 percent.

05/12/04 - A	Sunrise Senior Living Inc. *SRZ*		86768K106			03/16/04		723
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Craig R. Callen		Withhold

We recommend that shareholders WITHHOLD votes from all of the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Craig R. Callen and insider Paul J. Klaassen for failure to establish a majority independent board.

	1.2	Elect Director Paul J. Klaassen		Withhold

05/25/04 - A	Superconductor Technologies, Inc. *SCON*		867931107			03/30/04		2,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	SuperGen, Inc. *SUPG*		868059106			03/25/04		1,241
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James S.J. Manuso		For
	1.2	Elect Director Charles J. Casamento		For
	1.3	Elect Director Thomas V. Girardi		For
	1.4	Elect Director Walter J. Lack		For
	1.5	Elect Director Joseph Rubinfeld		For
	1.6	Elect Director Michael D. Young		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/25/04 - A	Superior Energy Services, Inc. *SPN*		868157108			03/31/04		2,556
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Restricted Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 4.97 percent, which is within the allowable cap for this company of 9.16 percent.
	3	Ratify Auditors		For	For		Mgmt

05/10/04 - A	Superior Industries International, Inc. *SUP*		868168105			03/29/04		1,022
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Sheldon I. Ausman		For
We recommend a vote FOR the directors.
	1.2	Elect Director V. Bond Evans		For
	2	Amend Executive Incentive Bonus Plan For Louis L. Borick		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Executive Incentive Bonus Plan For Steven J. Borick		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/25/04 - A	SupportSoft Inc. *SPRT*		868587106			03/31/04		1,347
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/11/04 - A	Surewest Communications *SURW*		868733106			04/21/04		690
	1	Elect Directors		For	For		Mgmt

01/26/04 - A	Surmodics, Inc. *SRDX*		868873100			12/12/03		442
	1	Fix Number of Directors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt

04/21/04 - S	Susquehanna Bancshares, Inc. *SUSQ*		869099101			03/11/04		1,731
	1	Approve Merger Agreement		For	For		Mgmt
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Susquehanna Bancshares, Inc. *SUSQ*		869099101			03/31/04		1,850
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wayne E. Alter, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider T. Max Hall. We recommend that shareholders WITHHOLD votes from T. Max Hall for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director James G. Apple		For
	1.3	Elect Director John M. Denlinger		For
	1.4	Elect Director Chloe R. Eichelberger		For
	1.5	Elect Director T. Max Hall		Withhold
	1.6	Elect Director William B. Zimmerman		For
	1.7	Elect Director E. Susan Piersol		For

05/11/04 - A	Swift Energy Co. *SFY*		870738101			03/30/04		1,168
	1	Elect Directors		For	For		Mgmt

05/27/04 - A	Sybase, Inc. *SY*		871130100			04/01/04		4,636
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.62 percent is within the allowable cap for this company of 17.30 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options and restricted stock and other forms of long-term incentive awards to top six named executive officers is 42.9 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top six executives.

	3	Ratify Auditors		For	For		Mgmt

02/06/04 - A	Sybron Dental Specialties, Inc. *SYD*		871142105			12/17/03		1,335
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Parks		For
We recommend a vote FOR the directors.
	1.2	Elect Director Floyd W. Pickrell, Jr.		For
	1.3	Elect Director William E. B. Siart		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Symyx Technologies, Inc. *SMMX*		87155S108			03/30/04		1,077
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/24/04 - A	Synovis Life Technologies, Inc. *SYNO*		87162G105			01/08/04		304
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William G. Kobi		For

We recommend a vote FOR the directors with the exception of Richard Perkins. Richard Perkins sits on more than six boards. In view of the increased oversight and regulatory demands facing board members, ISS believes that directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. ISS recommends that shareholders WITHHOLD votes from Richard Perkins.

	1.2	Elect Director Karen Gilles Larson		For
	1.3	Elect Director Richard W. Perkins		Withhold
	1.4	Elect Director Anton R. Potami		For
	1.5	Elect Director Timothy M. Scanlan		For
	1.6	Elect Director Edward E. Strickland		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 10.66 percent is within the allowable cap for this company of 19.96 percent.

05/18/04 - A	Synplicity, Inc. *SYNP*		87160Y108			04/02/04		510
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bernard Aronson		For

We recommend a vote FOR the directors with the exception of insider Kenneth S. McElvain. We recommend that shareholders WITHHOLD votes from Kenneth S. McElvain for standing as an insider on the Nominating Committee.

	1.2	Elect Director Prabhu Goel		For
	1.3	Elect Director Kenneth S. McElvain		Withhold
	1.4	Elect Director Dennis Segers		For
	1.5	Elect Director Scott J. Stallard		For
	1.6	Elect Director Thomas Weatherford		For
	1.7	Elect Director Alisa Yaffa		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Syntel, Inc. *SYNT*		87162H103			04/08/04		304
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George R. Mrkonic		Withhold

We recommend that shareholders vote FOR new nominee Vasant Raval, but WITHHOLD votes from independent outsider George R. Mrkonic. We recommend that shareholders WITHHOLD votes from Audit Committee member George R. Mrkonic for paying excessive non-audit fees.

	1.2	Elect Director Vasant Raval		For

04/27/04 - A	Sypris Solutions, Inc. *SYPR*		871655106			03/03/04		210
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Scott Gill		Withhold

We recommend a vote FOR the directors with the exceptions of Roger W. Johnson and R. Scott Gill. We recommend that shareholders WITHHOLD votes from Roger W. Johnson and R. Scott Gill for poor attendance and Robert Gill for failure to have a majority independent board.

	1.2	Elect Director Roger W. Johnson		Withhold
	1.3	Elect Director Robert Sroka		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 32.73 percent is above the allowable cap for this company of 19.94 percent. Equity grants including stock options, restricted stock and other forms of ling-term incentive awards to top five named executive officers is 26.41 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five excutives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Systemax Inc. *SYX*		871851101			04/26/04		427
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard Leeds		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Robert Leeds and Richard Leeds. We recommend that shareholders WITHHOLD votes from Robert Leeds for standing as an insider on the Compensation Committee and from Richard Leeds for standing as an insider on the Nominating Committee.

	1.2	Elect Director Bruce Leeds		For
	1.3	Elect Director Robert Leeds		Withhold
	1.4	Elect Director Gilbert Fiorentino		For
	1.5	Elect Director Robert Rosenthal		For
	1.6	Elect Director Stacy S. Dick		For
	1.7	Elect Director Ann R. Leven		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.75 percent is within the allowable cap for this company of 19.96 percent.
	3	Ratify Auditors		For	For		Mgmt

02/12/04 - S	Systems & Computer Technology Corp.		871873105			12/30/03		1,221
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the market premium, the fairness opinion, and the extensive review process, we believe the merger agreement warrants shareholder support.
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/17/04 - A	Take-Two Interactive Software, Inc. *TTWO*		874054109			05/12/04		2,186
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard W. Roedel		For
	1.2	Elect Director Paul Eibeler		For
	1.3	Elect Director Oliver R. Grace, Jr.		For
	1.4	Elect Director Robert Flug		For
	1.5	Elect Director Todd Emmel		For
	1.6	Elect Director Mark Lewis		For
	1.7	Elect Director Steven Tisch		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.59 percent is within the allowable cap for this company of 18.36 percent.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.82 percent is within the allowable cap for this company of 18.36 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Talk America Holdings, Inc. *TALK*		87426R202			03/22/04		1,070
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gabriel Battista		Withhold
We recommend a vote FOR Ronald R. Thoma, but WITHHOLD votes from insider Gabriel Battista for failure to establish an independent nominating committee.
	1.2	Elect Director Ronald Thoma		For
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	Tanger Factory Outlet Centers, Inc. *SKT*		875465106			03/31/04		417
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Stanley K. Tanger		For
	1.2	Elect Director Steven B. Tanger		For
	1.3	Elect Director Jack Africk		For
	1.4	Elect Director William G. Benton		For
	1.5	Elect Director Thomas E. Robinson		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 4.45 percent is above the allowable cap for this company of 7.84 percent.
	3	Amend Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.95 percent is above the allowable cap for this company of 7.84 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Tanox, Inc. *TNOX*		87588Q109			04/08/04		1,086
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

We believe that the proposed amendment is administrative in nature as it: (1) relates to the methodology employed in the determination of the share amounts relating to the initial and annual option grants to nonemployee directors and (2) does not significantly affect the cost of the plan.

	3	Ratify Auditors		For	For		Mgmt

06/14/04 - A	Tarragon Corp *TARR*		876287103			04/15/04		250
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Willie K. Davis		For
	1.2	Elect Director Richard S. Frary		For
	1.3	Elect Director William S. Friedman		For
	1.4	Elect Director Lance Liebman		For
	1.5	Elect Director Robert C. Rohdie		For
	1.6	Elect Director Robert P. Rothenberg		For
	1.7	Elect Director Lawrence G. Schafran		For
	1.8	Elect Director Raymond V.J. Schrag		For
	1.9	Elect Director Carl B. Weisbrod		For
	2	Ratify Auditors		For	For		Mgmt
	3	Change Company Name		For	For		Mgmt
	4	Increase Authorized Preferred and Common Stock		For	Against		Mgmt

The requested increase of 80,000,000 common shares is above the allowable threshold of 45,000,000 shares. Also, the requested increase of 10,000,000 preferred shares is above the allowable threshold of 6,500,000 shares. Accordingly, we recommend a vote AGAINST Item 4.

	5	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 25.11 percent is above the allowable cap for this company of 9.90 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/19/03 - A	Taubman Centers, Inc. *TCO*		876664103			11/17/03		1,233
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Graham T. Allison		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from William S. Taubman, Peter Karmanos, Jr., and Graham T. Allison for failure to act on a tender offer that received a clear mandate of a majority of the company’s outstanding shares.

	1.2	Elect Director Peter Karmanos, Jr.		Withhold
	1.3	Elect Director William S. Taubman		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Taubman Centers, Inc. *TCO*		876664103			03/31/04		2,050
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/17/04 - A	Taylor Capital Group, Inc. *TAYC*		876851106			04/28/04		176
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Edward T. McGowan		For

We recommend a vote FOR the directors with the exception of affiliated outsider Mark L. Yeager. We recommend that shareholders WITHHOLD votes from Mark L. Yeager for failure to establish an independent nominating committee.

	1.2	Elect Director Shepherd G. Pryor, IV		For
	1.3	Elect Director Mark L. Yeager		Withhold

04/28/04 - A	TBC Corp. *TBCC*		872180104			03/08/04		765
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael E. Dunlap		For
	1.2	Elect Director C. A. Ledsinger, Jr.		For
	1.3	Elect Director William J. Mccarthy		For
	1.4	Elect Director Raymond E. Schultz		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.98 percent is within the allowable cap for this company of 13.40 percent. Additionally, this plan expressly forbids repricing.

Equity grants including stock options and restricted stock awards to top five named executive officers is 30.05 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Technical Olympic USA, Inc. *TOUS*		878483106			03/26/04		115
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Konstantinos Stengos		Withhold

We recommend WITHHOLDING votes from all nominees. We recommend that shareholders WITHHOLD votes from Audit Committee members Michael J. Poulos, William A. Hasler, and Larry D. Horner for paying excessive non-audit fees and from insiders Konstantinos Stengos, Antonio B. Mon, Andreas Stengos, George Stengos, Marianna Stengou and affiliated outsider Lonnie M. Fedrick for failure to establish a majority independent board.

	1.2	Elect Director Antonio B. Mon		Withhold
	1.3	Elect Director Andreas Stengos		Withhold
	1.4	Elect Director George Stengos		Withhold
	1.5	Elect Director Marianna Stengou		Withhold
	1.6	Elect Director Larry D. Horner		Withhold
	1.7	Elect Director William A. Hasler		Withhold
	1.8	Elect Director Michael J. Poulos		Withhold
	1.9	Elect Director Lonnie M. Fedrick		Withhold
	2	Amend Articles to Increase the number of Authorized Capital Stock		For	For		Mgmt
The requested increase of 30,000,000 shares is below the allowable threshold of 63,650,000 shares.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Technitrol, Inc. *TNL*		878555101			03/05/04		1,746
	1	Elect Directors		For	For		Mgmt

05/11/04 - A	Tejon Ranch Co. *TRC*		879080109			03/17/04		315
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Craig Cadwalader		For
	1.2	Elect Director George G.C. Parker		For
	1.3	Elect Director Robert A. Stine		For
	2	Approve Director & Officer Indemnification Provisions		For	For		Mgmt

ISS believes that the proposed protection of holding officers and directors to a duty of loyalty standard or requiring that they act in good faith is an effective compromise. In addition, courts have made it clear that grossly negligent actions by corporate servants will be condemned regardless of these shield statutes. These provisions have no effect on shareholders’ ability to seek injunctive relief, which, if granted by the courts, would require management to refrain from proposed transactions. We believe that, in the long run, this flexibility is in shareholders’ best interests.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Tekelec *TKLC*		879101103			03/22/04		2,268
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert V. Adams		For

We recommend a vote FOR Robert V. Adams, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Daniel L. Brenner for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board, Jon F. Rager for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board, and Martin A. Kaplan for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from affiliated outsider Jean-Claude Asscher and insider Frederick M. Lax for failure to establish a majority independent board.

	1.2	Elect Director Jean-Claude Asscher		Withhold
	1.3	Elect Director Daniel L. Brenner		Withhold
	1.4	Elect Director Martin A. Kaplan		Withhold
	1.5	Elect Director Frederick M. Lax		Withhold
	1.6	Elect Director Jon F. Rager		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 22.08 percent is above the allowable cap for this company of 12.95 percent.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.

	4	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.
	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Teledyne Technologies, Inc. *TDY*		879360105			03/08/04		1,480
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles Crocker		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert Mehrabian		For
	1.3	Elect Director Michael T. Smith		For
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Teletech Holdings, Inc. *TTEC*		879939106			03/25/04		1,415
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kenneth D. Tuchman		For
	1.2	Elect Director James E. Barlett		For
	1.3	Elect Director George H. Heilmeier		For
	1.4	Elect Director William A. Linnenbringer		For
	1.5	Elect Director Ruth C. Lipper		For
	1.6	Elect Director Mark C. Thompson		For
	1.7	Elect Director Shirley Young		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
	4	Adopt MacBride Principles		Against	Against		ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles and the potential difficulties associated with full implementation of the Principles, we recommend that shareholders oppose this request.

05/12/04 - A	Telik, Inc. *TELK*		87959M109			03/25/04		1,773
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Tennant Co. *TNC*		880345103			03/08/04		422
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Tenneco Automotive Inc. *TEN*		880349105			03/19/04		1,907
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Charles W. Cramb		For

We recommend a vote FOR the directors with the exception of affiliated outsider Paul T. Stecko. We recommend that shareholders WITHHOLD votes from Paul T. Stecko for standing as an affiliated outsider on the Compensation/Nominating/Governance Committee.

	1.2	Elect Director Timothy R. Donovan		For
	1.3	Elect Director M. Kathryn Eickhoff		For
	1.4	Elect Director Mark P. Frissora		For
	1.5	Elect Director Frank E. Macher		For
	1.6	Elect Director Roger B. Porter		For
	1.7	Elect Director David B. Price, Jr.		For
	1.8	Elect Director Dennis G. Severance		For
	1.9	Elect Director Paul T. Stecko		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Terex Corp. *TEX*		880779103			03/29/04		2,010
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ronald M. DeFeo		For
	1.2	Elect Director G. Chris Andersen		For
	1.3	Elect Director Don DeFosset		For
	1.4	Elect Director William H. Fike		For
	1.5	Elect Director Dr. Donald P. Jacobs		For
	1.6	Elect Director David A. Sachs		For
	1.7	Elect Director J. C. Watts, Jr.		For
	1.8	Elect Director Helge H. Wehmeier		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.30 percent is within the allowable cap for this company of 12.35 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the company’s matching contribution is reasonable, and (2) there is no voting power dilution associated with the plan since the shares are purchased in the open market.

	6	Approve Deferred Compensation Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.97 percent is within the allowable cap for this company of 12.35 percent.
	7	Approve Outside Director Stock Options in Lieu of Cash		For	For		Mgmt
By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

05/11/04 - A	Tesoro Petroleum Corp. *TSO*		881609101			03/22/04		2,631
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.28 percent is within the allowable cap for this company of 9.35 percent.
	3	Amend Omnibus Stock Plan		For	For		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 7.11 percent is within the allowable cap for this company of 9.35 percent. Additionally, this plan expressly forbids repricing. In 2003, the company granted over 25 percent of its total grants to its top five named executive officers.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/26/04 - A	Tetra Tech, Inc. *TTEK*		88162G103			12/29/03		3,536
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Li-San Hwang		For
We recommend a vote FOR the directors.
	1.2	Elect Director James M. Jaska		For
	1.3	Elect Director J. Christopher Lewis		For
	1.4	Elect Director Patrick C. Haden		For
	1.5	Elect Director James J. Shelton		For
	1.6	Elect Director Daniel A. Whalen		For
	1.7	Elect Director Hugh M. Grant		For
	1.8	Elect Director Richard H. Truly		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/12/04 - A	TETRA Technologies, Inc. *TTI*		88162F105			03/15/04		930
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Ralph S. Cunningham		For
	1.2	Elect Director Tom H. Delimitros		For
	1.3	Elect Director Geoffrey M. Hertel		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 30,000,000 shares is below the allowable threshold of 56,000,000 shares.
	4	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 59.56 percent is above the allowable cap for this company of 11.34 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Texas Regional Bankshares, Inc. *TRBS*		882673106			03/12/04		1,093
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Morris Atlas		For

We recommend a vote FOR the directors with the exception of affiliated outsider Frank N. Boggus. We recommend that shareholders WITHHOLD votes from Frank N. Boggus for standing as an affiliated outsider on the Audit, Stock Option & Compensation and Nominating committees.

	1.2	Elect Director Frank N. Boggus		Withhold
	1.3	Elect Director Robert G. Farris		For
	1.4	Elect Director C. Kenneth Landrum, M.D		For
	1.5	Elect Director David L. Lane		For
	1.6	Elect Director Jack H. Mayfield, Jr.		For
	1.7	Elect Director Joe Penland, Sr.		For
	1.8	Elect Director Joseph E. Reid		For
	1.9	Elect Director G.E. Roney		For
	1.10	Elect Director Julie G. Uhlhorn		For
	1.11	Elect Director Walter Umphrey		For
	1.12	Elect Director Mario Max Yzaguirre		For
	2	Approve Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 1.11 percent is within the allowable cap for this company of 19.68 percent.
	3	Approve Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 1.11 percent is within the allowable cap for this company of 19.68 percent.
	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - A	The Advisory Board Co *ABCO*		00762W107			12/29/03		370
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	The Bombay Company, Inc. *BBA*		097924104			04/16/04		1,789
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	The Boston Beer Company, Inc. *SAM*		100557107			03/26/04		269
	1	Elect Directors		For	For		Mgmt

05/21/04 - A	The Boyds Collection, Ltd. *FOB*		103354106			03/22/04		722
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ed Artzt		Withhold

We recommend a vote FOR the directors with the exception of insiders Scott M. Stuart, Marc S. Lipschultz, Jan L. Murley, Brian F. Carroll, Simon E. Brown, and Ed Artzt, and affiliated outsider Gary M. Lowenthal. We recommend that shareholders WITHHOLD votes from Scott M. Stuart and Marc S. Lipschultz for standing as insiders on the Compensation Committee, for failure to establish an independent nominating committee, and for failure to establish a majority independent board, and from Jan L. Murley, Gary M. Lowenthal, Brian F. Carroll, Simon E. Brown, and Ed Artzt for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Simon E. Brown		Withhold
	1.3	Elect Director Ann T. Buivid		For
	1.4	Elect Director Brian F. Carroll		Withhold
	1.5	Elect Director Marc S. Lipschultz		Withhold
	1.6	Elect Director Gary M. Lowenthal		Withhold
	1.7	Elect Director James F. McCann		For
	1.8	Elect Director Jan L. Murley		Withhold
	1.9	Elect Director K. Brent Somers		For
	1.10	Elect Director Scott M. Stuart		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 5.69 percent is within the allowable cap for this company of 13.62 percent. Equity grants including stock options to top five named executive officers were 76.41 percent of the total shares awarded in the current year.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	The Brinks Company *BCO*		109696104			03/15/04		2,530
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Barker		For
	1.2	Elect Director James L. Broadhead		For
	1.3	Elect Director Gerald Grinstein		For
	1.4	Elect Director Ronald L. Turner		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Amend Retirement Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.24 percent is within the allowable cap for this company of 5.18 percent.

05/28/04 - A	The Buckle, Inc. *BKE*		118440106			03/26/04		281
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Daniel J. Hirschfeld		Withhold

We recommend a vote FOR the directors with the exceptions of insiders James E. Shada, Karen B. Rhoads, Dennis H. Nelson, and Daniel J. Hirschfeld. We recommend that shareholders WITHHOLD votes from James E. Shada, Karen B. Rhoads, Dennis H. Nelson, and Daniel J. Hirschfeld for failure to establish an independent nominating committee.

	1.2	Elect Director Dennis H. Nelson		Withhold
	1.3	Elect Director Karen B. Rhoads		Withhold
	1.4	Elect Director James E. Shada		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Elect Director Robert E. Campbell		For
	1.6	Elect Director William D. Orr		For
	1.7	Elect Director Ralph M. Tysdal		For
	1.8	Elect Director Bill L. Fairfield		For
	1.9	Elect Director Bruce L. Hoberman		For
	1.10	Elect Director David A. Roehr		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before bonus awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Amend Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.28 percent is within the allowable cap for this company of 13.59 percent. ISS noted that the top five named officers received approximately 58 percent of the total equity granted in 2003.

	5	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measure included under the plan is appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goal before the restricted stock awards are vested. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	6	Amend Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 8.01 percent is within the allowable cap for this company of 13.59 percent. ISS noted that the top five named officers received approximately 58 percent of the total equity granted in 2003.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	The Cato Corporation *CTR*		149205106			03/29/04		571
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George S. Currin		Withhold

We recommend a vote FOR the directors with the exception of George S. Currin. We recommend that shareholders WITHHOLD votes from George S. Currin for standing as an affiliated outsider on key board committees and for failure to establish a majority independent board.

	1.2	Elect Director A.F. (Pete) Sloan		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s 2004 Incentive Compensation Plan of 5.32 percent is within the allowable cap for this company of 14.01 percent. Furthermore, amendments to the transferability of non-qualified stock options are relatively minor in nature, limited in scope, and would be overseen by the Compensation Committee of the board.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
	4	Amend Stock Option Plan		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/15/04 - A	The Children’s Place Retail Stores, Inc. *PLCE*		168905107			04/30/04		528
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Stanley Silverstein		Withhold
We recommend that shareholders WITHHOLD votes from affiliated outsider Stanley Silverstein for failure to establish a majority independent board.
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.82 percent is within the allowable cap for this company of 13.96 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	The Commerce Group, Inc. *CGI*		200641108			03/26/04		1,074
	1	Elect Directors		For	For		Mgmt

03/23/04 - A	The Cooper Companies, Inc. *COO*		216648402			02/03/04		1,232
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director A. Thomas Bender		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael H. Kalkstein		For
	1.3	Elect Director Moses Marx		For
	1.4	Elect Director Donald Press		For
	1.5	Elect Director Steven Rosenberg		For
	1.6	Elect Director Allan E Rubenstein M.D.		For
	1.7	Elect Director Robert S. Weiss		For
	1.8	Elect Director Stanley Zinberg, M.D.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.55 percent is within the allowable cap for this company of 12.69 percent.

05/21/04 - A	The Enstar Group, Inc. *ESGR*		29358R107			04/01/04		141
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Christopher Flowers		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider J. Christopher Flowers. We recommend that shareholders WITHHOLD votes from J. Christopher Flowers for standing as an affiliated outsider on the Compensation Committee and for failure to establish an independent nominating committee.

	1.2	Elect Director Gregory L. Curl		For
	1.3	Elect Director Paul J. Collins		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	The First of Long Island Corp. *FLIC*		320734106			02/24/04		166
	1	Elect Directors		For	For		Mgmt

06/30/04 - A	The Goodyear Tire & Rubber Co. *GT*		382550101			05/10/04		8,021
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert J. Keegan		For
	1.2	Elect Director Rodney O’Neal		For
	1.3	Elect Director Shirley D. Peterson		For
	1.4	Elect Director John G. Breen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. Ideally, a pill should include a two- to three-year sunset provision, a reasonable flip-in (20 percent or higher), and a chewable feature allowing shareholders to redeem the pill in the event of a takeover offer. Goodyear, in this case, has published in its guidelines that it will terminate the existing rights plan (effective June 1, 2004) and will put future plans up for shareholder approval or ratification within one year. We believe this balances the board’s ability to exercise its fiduciary duty while still permitting a shareholder vote within a reasonable timeframe. Therefore, we recommend a vote AGAINST this proposal.

04/22/04 - A	The Gorman-Rupp Co. *GRC*		383082104			03/01/04		334
	1.1	Fix Number of Directors at Eight and Elect Director James C. Gorman		For	For		Mgmt

We recommend a vote FOR the directors with the exception of affiliated outsider John A. Walter, from whom we recommend shareholders WITHHOLD votes for standing as an affiliated outsider on the Nominating Committee.

	1	Elect Directors		For	Split		Mgmt
	1.2	Elect Director Jeffrey S. Gorman		For
	1.3	Elect Director Thomas E. Hoaglin		For
	1.4	Elect Director Christopher H. Lake		For
	1.5	Elect Director Dr. Peter B. Lake		For
	1.6	Elect Director Rick R. Taylor		For
	1.7	Elect Director W. Wayne Walston		For
	1.8	Elect Director John A. Walter		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	The Gymboree Corp. *GYMB*		403777105			04/22/04		1,327
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.98 percent is within the allowable cap for this company of 13.13 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

06/03/04 - A	The Houston Exploration Co. *THX*		442120101			04/14/04		596
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert B. Catell		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Robert J. Fani, Robert B. Catell, Gerald Luterman, H. Neil Nichols and William G. Hargett. We recommend that shareholders WITHHOLD votes from Robert J. Fani for standing as an insider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Robert B. Catell for standing as an insider on the Compensation Committee and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Gerald Luterman, H. Neil Nichols and William G. Hargett for failure to establish a majority independent board.

	1.2	Elect Director John U. Clarke		For
	1.3	Elect Director David G. Elkins		For
	1.4	Elect Director Robert J. Fani		Withhold
	1.5	Elect Director William G. Hargett		Withhold
	1.6	Elect Director Harold R. Logan, Jr.		For
	1.7	Elect Director Gerald Luterman		Withhold
	1.8	Elect Director Stephen W. McKessy		For
	1.9	Elect Director H. Neil Nichols		Withhold
	1.10	Elect Director Donald C. Vaughn		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.32 percent is within the allowable cap for this company of 9.18 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	The J. Jill Group, Inc. *JILL*		466189107			04/05/04		701
	1	Elect Directors		For	For		Mgmt

01/29/04 - A	The Laclede Group, Inc. *LG*		505597104			12/01/03		678
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dr. Henry Givens, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mary Ann Van Lokeren		For
	1.3	Elect Director Douglas H. Yaeger		For
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	The Liberty Corp. *LC*		530370105			03/15/04		751
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward E. Crutchfield		For
	1.2	Elect Director John R. Farmer		For
	1.3	Elect Director William O. McCoy		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be redeemed or be put to a shareholder vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	The Manitowoc Company, Inc. *MTW*		563571108			02/25/04		1,203
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert C. Stift		For
We recommend that shareholders vote FOR all the director nominees.
	1.2	Elect Director Virgis W. Colbert		For
	1.3	Elect Director Kenneth W. Krueger		For
	2	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.66 percent is within the allowable cap for this company of 12.95 percent.

06/30/04 - A	The Men’s Wearhouse, Inc. *MW*		587118100			05/12/04		1,686
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George Zimmer		For

We recommend a vote FOR the directors with the exception of Sheldon I. Stein. We recommend that shareholders WITHHOLD votes from Sheldon I. Stein for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director David H. Edwab		For
	1.3	Elect Director Rinaldo S. Brutoco		For
	1.4	Elect Director Michael L. Ray, Ph.D.		For
	1.5	Elect Director Sheldon I. Stein		Withhold
	1.6	Elect Director Kathleen Mason		For
	1.7	Elect Director Deepak Chopra, M.D.		For
	1.8	Elect Director William B. Sechrest		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.02 percent is within the allowable cap for this company of 11.94 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.04 percent is within the allowable cap for this company of 11.94 percent. Additionally, this plan expressly forbids repricing.
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 5.04 percent is within the allowable cap for this company of 11.94 percent. Additionally, this plan expressly forbids repricing.
	5	Implement ILO Based Code of Conduct		Against	Against		ShrHoldr

Although ISS is not opposed to the adoption of an ILO-based code of conduct given the lack of an existing, publicly available corporate policy, ISS does not believe that the adoption of independent monitoring is warranted at this time. Therefore, ISS recommends that shareholders oppose this request.

	6	Require Two-Thirds Majority of Independent Directors on Board		Against	For		ShrHoldr

A substantial majority independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of managment and that does not have an interest in the company that differs from the interests of other shareholders.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/08/04 - A	The Midland Co. *MLAN*		597486109			03/01/04		250
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J.P. Hayden, Jr.		Withhold

We recommend a vote FOR the directors with the exception of insider John I. Von Lehman and the affiliated outsiders William T. Hayden and J.P. Hayden, Jr. We recommend that shareholders WITHHOLD votes from John I. Von Lehman and William T. Hayden and J.P. Hayden, Jr. for failing to establish a majority independent board.

	1.2	Elect Director William T. Hayden		Withhold
	1.3	Elect Director John M. O’Mara		For
	1.4	Elect Director Glenn E. Schembechler		For
	1.5	Elect Director F.M. Thrailkill Osu Edd		For
	1.6	Elect Director John I. Von Lehman		Withhold
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
	4	Approve an Agent Stock Acquisition Program		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.01 percent is within the allowable cap for this company of 19.86 percent.
	5	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	The Navigators Group, Inc. *NAVG*		638904102			04/05/04		300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter A. Cheney		For

We recommend a vote FOR the directors with the exception of affiliated outsider Marc M. Tract. We recommend that shareholders WITHHOLD votes from Marc M. Tract for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Terence N. Deeks		For
	1.3	Elect Director Robert W. Eager, Jr.		For
	1.4	Elect Director Stanley A. Galanski		For
	1.5	Elect Director Leandro S. Galban, Jr.		For
	1.6	Elect Director John F. Kirby		For
	1.7	Elect Director Marc M. Tract		Withhold
	1.8	Elect Director Robert F. Wright		For
	2	Ratify Auditors		For	For		Mgmt

03/31/04 - A	The Pantry, Inc. *PTRY*		698657103			02/12/04		200
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	The Peoples Holding Company *PHC*		711148106			02/24/04		379
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John M. Creekmore		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider John M. Creekmore. We recommend that shareholders WITHHOLD votes from John M. Creekmore for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director E. Robinson Mcgraw		For
	1.3	Elect Director Theodore S. Moll		For
	1.4	Elect Director John W. Smith		For
	1.5	Elect Director J. Larry Young		For
	1.6	Elect Director John T. Foy		For

06/02/04 - A	The Pep Boys - Manny, Moe & Jack *PBY*		713278109			04/02/04		2,187
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Benjamin Strauss		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsider Benjamin Strauss and independent outsiders William Leonard, John T. Sweetwood, Jane Scaccetti, Peter A. Bassi, Malcolmn D. Pryor, J. Richard Leaman, Jr., and Bernard J. Korman. We recommend that shareholders WITHHOLD votes from Benjamin Strauss for standing as an affiliated outsider on the Nominating and Governance Committee, and from William Leonard, John T. Sweetwood, Jane Scaccetti, Peter A. Bassi, Malcolmn D. Pryor, J. Richard Leaman, Jr., and Bernard J. Korman for their failure to remove a dead-hand-type provision in the poison pill and for their failure to implement the proposal to submit the company’s poison pill to a shareholder vote.

	1.2	Elect Director Bernard J. Korman		Withhold
	1.3	Elect Director J. Richard Leaman, Jr.		Withhold
	1.4	Elect Director Malcolmn D. Pryor		Withhold
	1.5	Elect Director Peter A. Bassi		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Jane Scaccetti		Withhold
	1.7	Elect Director John T. Sweetwood		Withhold
	1.8	Elect Director William Leonard		Withhold
	1.9	Elect Director Lawrence N. Stevenson		For
	1.10	Elect Director M. Shan Atkins		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

01/30/04 - A	The Shaw Group Inc. *SGR*		820280105			12/10/03		1,848
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.M. Bernhard, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director L. Lane Grigsby		For
	1.3	Elect Director David W. Hoyle		For
	1.4	Elect Director Albert D. McAlister		For
	1.5	Elect Director Charles E. Roemer, III		For
	1.6	Elect Director John W. Sinders, Jr.		For
	1.7	Elect Director T.A. Barfield, Jr.		For
	1.8	Elect Director James F. Barker		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.

Vote Recommendation Although the total cost of the company’s plans of 8.77 percent is within the allowable cap for this company of 11.61 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 6.44 percent is within the allowable cap for this company of 11.61 percent.

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 8.92 percent. The aggregate value of all the proposals does not exceed the company’s allowable shareholder value transfer cap of 11.61 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/27/04 - A	The South Financial Group Inc. *TSFG*		837841105			03/01/04		2,631
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William P. Brant		For

We recommend a vote FOR the directors with the exception of affiliated outsider David C. Wakefield III. We recommend that shareholders WITHHOLD votes from David C. Wakefield III for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director J. W. Davis		For
	1.3	Elect Director C. Claymon Grimes, Jr.		For
	1.4	Elect Director William S. Hummers III		For
	1.5	Elect Director William R. Timmons III		For
	1.6	Elect Director David C. Wakefield III		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.52 percent is above the allowable cap for this company of 5.23 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 5.40 percent is above the allowable cap for this company of 5.23 percent.

	4	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares, is below the allowable threshold of 165,000,000 shares. We recommend a vote FOR Item 4.
	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 5.05 percent is below the allowable cap for this company of 5.23 percent.
	6	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	7	Ratify Auditors		For	For		Mgmt

06/04/04 - A	The Sports Authority, Inc. *TSA*		84917U109			04/28/04		903
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	The Stride Rite Corp. *SRR*		863314100			02/19/04		1,496
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.29 percent is within the allowable cap for this company of 12.55 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/12/04 - S	The Titan Corp. *TTN*		888266103			02/09/04		3,425
	1	Approve Merger Agreement		For			Mgmt
	2	Adjourn Meeting		For			Mgmt
Not voted — All of the issues noted above are acceptable for this company at this meeting. The cost of voting would exceed the value of the vote.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/07/04 - S	The Titan Corp. *TTN*		888266103			05/04/04		4,224
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: The amended merger agreement results in approximately a nine percent decline in the merger consideration from the original merger agreement. In addition, shareholders lose the tax deferred status on 50 percent of the merger consideration under the original agreement where 50 percent of the consideration was in the form of stock. The amended offer price is in-line with the advisor’s discounted cash flow analysis and above precedent transactions. In regards to the fairness opinion, ISS would prefer to see a financial advisor which did not have affiliations as described in the Payment to Financial Advisor section. Nevertheless, the assumptions underlying the advisor’s discounted cash flow analysis appear reasonable and the group of precedent transactions is comparable. Leading up to the original merger agreement, the Titan board attempted to solicit additional value from third parties and improved terms from $20 per share to $22 per share. Now that the allegations surrounding illegal payments to consultants at foreign subsidiaries of Titan have come to light (Feb. 13, 2004), the Titan board has lost some measure of bargaining power with Lockheed Martin over the merger consideration. The allegations potentially breach the representations and warranties condition under the original merger agreement. The Titan board determined that there was risk of damage to Titan’s business and reputation as a result of the matters subject to government investigations, which could negatively impact Titan’s business and ability to attract another merger partner. The investigations may or may not result in a material adverse effect on the value of Titan. The modest reduction in merger consideration reflects the uncertainty. We believe that under these circumstances, the merger consideration is likely the highest value which Titan shareholders can obtain. Further, the offer continues to represent a 17.9 percent premium over the last trading price prior to the announcement of the original merger agreement and a more substantial premium of 80.7 percent over the five-day average price beginning 60 days prior to the announcement of the original agreement. Therefore, we recommend shareholders support this transaction.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/12/04 - A	The Toro Company *TTC*		891092108			01/14/04		927
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert C. Buhrmaster		For
	1.2	Elect Director Winslow H. Buxton		For
	1.3	Elect Director Robert H. Nassau		For
	1.4	Elect Director Christopher A. Twomey		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/05/04 - A	The Town and Country Trust *TCT*		892081100			03/17/04		730
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Harvey Schulweis		For

We recommend a vote FOR the directors with the exception of affiliated outsider Nancy Lerner Beck. We recommend that shareholders WITHHOLD votes from Nancy Lerner Beck for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Trustee Nancy Lerner Beck		Withhold
	1.3	Elect Trustee James H. Berick		For
	1.4	Elect Trustee H. Grant Hathaway		For
	1.5	Elect Trustee Milton A. Wolf		For

05/13/04 - A	The TriZetto Group, Inc. *TZIX*		896882107			03/26/04		1,247
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lois A. Evans		For
We recommend a vote FOR the directors with the exception of David M. Thomas. We recommend that shareholders WITHHOLD votes from David M. Thomas for poor attendance.
	1.2	Elect Director Thomas B. Johnson		For
	1.3	Elect Director David M. Thomas		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.06 percent is within the allowable cap for this company of 16.04 percent.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	The Trust Company of New Jersey		898304100			03/10/04		822
	1	Elect Directors		For	For		Mgmt

05/13/04 - S	The Trust Company of New Jersey		898304100			04/09/04		822
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Based on compelling strategic rationale, the potential cost and revenue synergies from the proposed combination, and the valuation work done by the company’s financial advisor, we believe the merger agreement warrants shareholder support.

05/19/04 - A	The Warnaco Group, Inc. *WRNC*		934390402			04/06/04		1,570
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	The Wet Seal, Inc. *WTSLA*		961840105			04/09/04		836
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George H. Benter, Jr.		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Irving Teitelbaum, Alan Siegel, and Stephen Gross. We recommend that shareholders WITHHOLD votes from Irving Teitelbaum, Alan Siegel, and Stephen Gross for failure to establish an independent nominating committee.

	1.2	Elect Director Barry J. Entous		For
	1.3	Elect Director Stephen Gross		Withhold
	1.4	Elect Director William F. Loeb		For
	1.5	Elect Director Wilfred Posluns		For
	1.6	Elect Director Alan Siegel		Withhold
	1.7	Elect Director Irving Teitelbaum		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	The Yankee Candle Company, Inc. *YCC*		984757104			04/22/04		1,309
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Theragenics Corp. *TGX*		883375107			03/15/04		1,211
	1	Elect Directors		For	For		Mgmt

04/05/04 - S	TheraSense, Inc.		883381105			02/29/04		1,096
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Although we have some concerns over the thoroughness of the shopping of bids (and in particular the failure to receive Company B’s final bid), the need to do a merger versus a distribution or sales contractual relationship, and the potential higher valuation of TheraSense indicated by the DCF analysis, we believe the merger agreement warrants TheraSense shareholder support absent any hard evidence of legitimate interest by other parties, and because of the reasonableness of the assumptions used in the fairness opinion valuation work, and because of the significant increase in shareholder wealth as evidenced by the significant premium of the offer price over all relevant periods.

05/26/04 - A	TheStreet.com, Inc. *TSCM*		88368Q103			04/02/04		485
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/22/04 - A	Third Wave Technologies Inc *TWTI*		88428W108			04/23/04		971
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Thomas & Betts Corp. *TNB*		884315102			03/15/04		1,916
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director E.H. Drew		For
	1.2	Elect Director T.K. Dunnigan		For
	1.3	Elect Director J.K. Hauswald		For
	1.4	Elect Director D. Jernigan		For
	1.5	Elect Director R.B. Kalich Sr.		For
	1.6	Elect Director R.A. Kenkel		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.7	Elect Director K.R. Masterson		For
	1.8	Elect Director D.J. Pileggi		For
	1.9	Elect Director J.P. Richard		For
	1.10	Elect Director J.L. Stead		For
	1.11	Elect Director D.D. Stevens		For
	1.12	Elect Director W.H. Waltrip		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.40 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.
	5	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 4.26 percent is within the allowable cap for this company of 12.50 percent. Additionally, this plan expressly forbids repricing.

04/22/04 - A	Thomas Industries Inc. *TII*		884425109			02/27/04		470
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director H. Joseph Ferguson		For
	1.2	Elect Director Anthony A. Massaro		For
	1.3	Elect Director George H. Walls, Jr.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.34 percent is within the allowable cap for this company of 13.36 percent.
	3	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

In this case, the company’s rights plan has a 20-percent trigger but does not embody the other features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Thoratec Corp. *THOR*		885175307			04/14/04		2,537
	1	Elect Directors		For	For		Mgmt

05/07/04 - A	Three-Five Systems, Inc. *TFS*		88554L108			03/24/04		850
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

This plan is intended to consolidate several separate plans into one plan, which will result in lessening the administrative burden of managing multiple plans. Accordingly, ISS recommends a vote FOR this plan.

	3	Ratify Auditors		For	For		Mgmt

04/15/04 - A	TIBCO Software, Inc. *TIBX*		88632Q103			02/18/04		3,657
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Vivek Y. Ranadive		For

We recommend a vote FOR the directors with the exception of independent outsider William A. Owens. We recommend that shareholders WITHHOLD votes from William A. Owens for sitting on more than six boards.

	1.2	Elect Director Naren Gupta		For
	1.3	Elect Director Peter Job		For
	1.4	Elect Director William A. Owens		Withhold
	1.5	Elect Director Philip K. Wood		For
	1.6	Elect Director Eric Dunn		For
	2	Ratify Auditors		For	For		Mgmt

01/28/04 - A	Tier Technologies *TIER*		88650Q100			12/01/03		482
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	TierOne Corp. *TONE*		88650R108			02/27/04		1,028
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Time Warner Telecom, Inc. *TWTC*		887319101			04/07/04		1,786
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Larissa L. Herda		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Glenn A. Britt, Larissa L. Herda, Richard J. Davies, Spencer B. Hays and Robert D. Marcus, and affiliated outsider Robert J. Miron. We recommend that shareholders WITHHOLD votes from Glenn A. Britt for standing as an insider on the Compensation and Nominating committees and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Richard J. Davies, Spencer B. Hays and Robert D. Marcus for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Larissa L. Herda for standing as insider on the Nominating Committee and for failure to establish a majority independent board, and Robert J. Miron for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Glenn A. Britt		Withhold
	1.3	Elect Director Richard J. Davies		Withhold
	1.4	Elect Director Spencer B. Hays		Withhold
	1.5	Elect Director Robert D. Marcus		Withhold
	1.6	Elect Director Robert J. Miron		Withhold
	1.7	Elect Director Anthony R. Muller		For
	1.8	Elect Director Theodore H. Schell		For
	1.9	Elect Director Mary Agnes Wilderotter		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Tollgrade Communications, Inc. *TLGD*		889542106			03/04/04		559
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard H. Heibel		For

We recommend that shareholders vote FOR Richard H. Heibel, but WITHHOLD votes from affiliated outsider Robert W. Kampmeinert. We recommend that shareholders WITHHOLD votes from Robert W. Kampmeinert for standing as an affiliated outsider on the Compensation committee and for failure to establish a majority independent board.

	1.2	Elect Director Robert W. Kampmeinert		Withhold

05/06/04 - A	Tom Brown, Inc.		115660201			03/09/04		1,623
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David M. Carmichael		For

We recommend a vote FOR the directors with the exception of affiliated outsider Henry Groppe. We recommend that shareholders WITHHOLD votes from Henry Groppe for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Henry Groppe		Withhold
	1.3	Elect Director Edward W. LeBaron, Jr.		For
	1.4	Elect Director James D. Lightner		For
	1.5	Elect Director John C. Linehan		For
	1.6	Elect Director Wayne W. Murdy		For
	1.7	Elect Director James B. Wallace		For
	1.8	Elect Director Robert H. Whilden, Jr.		For
	2	Increase Authorized Common Stock		For	For		Mgmt

05/11/04 - A	Tompkins Trustco, Inc. *TMP*		890110109			03/26/04		350
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James J. Byrnes		For

We recommend a vote FOR the directors with the exceptions of affiliated outsider William D. Spain, Jr. and independent outsider Bonnie H. Howell. We recommend that shareholders WITHHOLD votes from William D. Spain, Jr. and Bonnie H. Howell for poor attendance.

	1.2	Elect Director Reeder D. Gates		For
	1.3	Elect Director Bonnie H. Howell		Withhold
	1.4	Elect Director Michael H. Spain		For
	1.5	Elect Director William D. Spain, Jr.		Withhold
	1.6	Elect Director Elizabeth W. Harrison		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Too, Inc. *TOO*		890333107			03/26/04		1,522
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David A. Krinsky		For
	1.2	Elect Director Kenneth J. Strottman		For
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/20/04 - A	Tower Automotive, Inc. *TWR*		891707101			04/06/04		2,991
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director S. A. Johnson		For

We recommend a vote FOR the directors with the exception of affiliated outsider James R. Lozelle. We recommend that shareholders WITHHOLD votes from James R. Lozelle for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Kathleen Ligocki		For
	1.3	Elect Director Anthony G. Fernandes		For
	1.4	Elect Director Juergen M. Geissinger		For
	1.5	Elect Director Ali Jenab		For
	1.6	Elect Director F. Joseph Loughrey		For
	1.7	Elect Director James R. Lozelle		Withhold
	1.8	Elect Director Georgia R. Nelson		For
	1.9	Elect Director Enrique Zambrano		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Tractor Supply Co. *TSCO*		892356106			03/02/04		1,325
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James F. Wright		For

We recommend a vote FOR the directors with the exception of Gerard E. Jones. We recommend that shareholders WITHHOLD votes from Gerard E. Jones for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Gerard E. Jones		Withhold
	1.3	Elect Director Edna K. Morris		For
	2	Ratify Auditors		For	Against		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

05/19/04 - A	Trammell Crow Co. *TCC*		89288R106			04/01/04		1,404
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/16/04 - A	Trans World Entertainment Corp. *TWMC*		89336Q100			04/30/04		494
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/09/04 - A	Transaction Systems Architects, Inc. *TSAI*		893416107			01/14/04		1,222
	1	Elect Directors		For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.45 percent is within the allowable cap for this company of 10.82 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

06/22/04 - A	Transkaryotic Therapies, Inc. *TKTX*		893735100			04/26/04		1,372
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Transmeta Corporation *TMTA*		89376R109			04/01/04		6,065
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Hugh Barnes		For

We recommend a vote FOR the directors with the exception of affiliated outsider Murray A. Goldman. We recommend that shareholders WITHHOLD votes from Murray A. Goldman for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board.

	1.2	Elect Director Murray A. Goldman		Withhold
	1.3	Elect Director Matthew R. Perry		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Transmontaigne Inc. *TMG*		893934109			03/08/04		680
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cortlandt S. Dietler		For
	1.2	Elect Director Donald H. Anderson		For
	1.3	Elect Director David J. Butters		For
	1.4	Elect Director John A. Hill		For
	1.5	Elect Director Bryan H. Lawrence		For
	1.6	Elect Director Harold R. Logan, Jr.		For
	1.7	Elect Director Edwin H. Morgens		For
	1.8	Elect Director Wayne W. Murdy		For
	1.9	Elect Director Walter P. Schuetze		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 70,000,000 shares, is below the allowable threshold of 120,000,000 shares. We recommend a vote FOR Item 2.

04/29/04 - A	Tredegar Corporation *TG*		894650100			02/20/04		1,262
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Donald T. Cowles		For

We recommend a vote FOR the directors with the exceptions of Richard W. Goodrum, John D. Gottwald, and Thomas G. Slater, Jr. We recommend that shareholders WITHHOLD votes from Richard W. Goodrum, John D. Gottwald, and Thomas G. Slater, Jr. for maintaining a board that is not majority independent.

	1.2	Elect Director Richard W. Goodrum		Withhold
	1.3	Elect Director John D. Gottwald		Withhold
	1.4	Elect Director Thomas G. Slater, Jr.		Withhold
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.11 percent is within the allowable cap for this company of 10.22 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	Trex Company, Inc. *TWP*		89531P105			03/12/04		369
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Triad Guaranty Inc. *TGIC*		895925105			04/01/04		385
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glenn T. Austin, Jr.		For

We recommend a vote FOR the directors with the exception of affilated outsider David W. Whitehurst. We recommend that shareholders WITHHOLD votes from David W. Whitehurst for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Robert T. David		For
	1.3	Elect Director William T. Ratliff, III		For
	1.4	Elect Director Michael A. F. Roberts		For
	1.5	Elect Director Richard S. Swanson		For
	1.6	Elect Director Darryl W. Thompson		For
	1.7	Elect Director David W. Whitehurst		Withhold

06/09/04 - A	Triarc Companies, Inc. *TRY*		895927309			04/13/04		1,835
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Nelson Peltz		For

We recommend a vote FOR the directors with the exception of affiliated outsider Joseph A. Levato. We recommend that shareholders WITHHOLD votes from Joseph A. Levato for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Peter W. May		For
	1.3	Elect Director Hugh L. Carey		For
	1.4	Elect Director Clive Chajet		For
	1.5	Elect Director Joseph A. Levato		Withhold
	1.6	Elect Director David E. Schwab II		For
	1.7	Elect Director Raymond S. Troubh		For
	1.8	Elect Director Gerald Tsai, Jr.		For
	1.9	Elect Director Jack G. Wasserman		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	TriCo Bancshares *TCBK*		896095106			03/08/04		276
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William J. Casey		For

We recommend a vote FOR the directors with the exception of Carroll R. Taresh. We recommend that shareholders WITHHOLD votes from Carroll R. Taresh for standing as an affiliated outsider on the Audit Committee and Carroll R. Taresh for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Donald J. Amaral		For
	1.3	Elect Director Craig S. Compton		For
	1.4	Elect Director John S.A. Hasbrook		For
	1.5	Elect Director Michael W. Koehnen		For
	1.6	Elect Director Wendell J. Lundberg		For
	1.7	Elect Director Donald E. Murphy		For
	1.8	Elect Director Steve G. Nettleton		For
	1.9	Elect Director Richard P. Smith		For
	1.10	Elect Director Carroll R. Taresh		Withhold
	1.11	Elect Director Alex A. Vereschagin, Jr.		For
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.24 percent is within the allowable cap for this company of 8.13 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Trimble Navigation Ltd. *TRMB*		896239100			03/23/04		2,214
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven W. Berglund		For

We recommend a vote FOR the directors with the exceptions of Bradford W. Parkinson, Ph. D. and John B. Goodrich. We recommend that shareholders WITHHOLD votes from Bradford W. Parkinson, Ph. D. for standing as an affiliated outsider on the Audit Committee, John B. Goodrich for standing as an affiliated outsider on the Compensation Committee, and John B. Goodrich for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Robert S. Cooper		For
	1.3	Elect Director John B. Goodrich		Withhold
	1.4	Elect Director William Hart		For
	1.5	Elect Director Ulf J. Johansson		For
	1.6	Elect Director Bradford W. Parkinson		Withhold
	1.7	Elect Director Nickolas W. VandeSteeg		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.94 percent is within the allowable cap for this company of 19.58 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

06/22/04 - A	Trimeris, Inc. *TRMS*		896263100			04/26/04		525
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A	Trinity Industries, Inc. *TRN*		896522109			03/26/04		1,641
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David W. Biegler		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Jess T. Hay and Craig J. Duchossois. We recommend that shareholders WITHHOLD votes from Jess T. Hay and Craig J. Duchossois for standing as affiliated outsiders on the Compensation and Nominating committees.

	1.2	Elect Director Craig J. Duchossois		Withhold
	1.3	Elect Director Ronald J. Gafford		For
	1.4	Elect Director Barry J. Galt		For
	1.5	Elect Director Clifford J. Grum		For
	1.6	Elect Director Jess T. Hay		Withhold
	1.7	Elect Director Diana S. Natalicio		For
	1.8	Elect Director Timothy R. Wallace		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.45 percent is within the allowable cap for this company of 11.85 percent. More than one quarter of the total shares granted in the last year were made to named executive officers.

	3	Ratify Auditors		For	For		Mgmt

05/20/04 - A	TriPath Imaging, Inc. *TPTH*		896942109			04/08/04		880
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert E. Curry, Ph.D.		For
	1.2	Elect Director Paul R. Sohmer, M.D.		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.99 percent is within the allowable cap for this company of 19.45 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 8.89 percent is within the allowable cap for this company of 19.45 percent.

05/14/04 - A	TriQuint Semiconductor, Inc. *TQNT*		89674K103			03/24/04		6,066
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.72 percent is within the allowable cap for this company of 19.72 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Triton PCS Holdings, Inc. *TPC*		89677M106			03/10/04		905
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.93 percent is within the allowable cap for this company of 19.45 percent.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 6.94 percent is within the allowable cap for this company of 19.45 percent.
	4	Ratify Auditors		For	For		Mgmt

05/17/04 - A	TrustCo Bank Corp NY *TRST*		898349105			03/25/04		3,392
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert A. McCormick		Withhold

We recommend a vote FOR the directors with the exception of Robert A. McCormick. We recommend that shareholders WITHHOLD votes from Robert A. McCormick for standing as an insider on the Nominating Committee.

	1.2	Elect Director Joseph A. Lucarelli		For
	2	Elect Director Anthony J. Marinello, M.D., Ph.D.		For	For		Mgmt
	3	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.41 percent is within the allowable cap for this company of 10.49 percent.
	4	Approve Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 3.02 percent is within the allowable cap for this company of 10.49 percent.
	5	Change Range for Size of the Board		For	For		Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	6	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Tuesday Morning Corp. *TUES*		899035505			03/19/04		630
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Benjamin D. Chereskin		For

We recommend a vote FOR the directors with the exceptions of independent outsider Henry F. Frigon and insider Kathleen Mason. We recommend that shareholders WITHHOLD votes from Henry F. Frigon for poor attendance and Kathleen Mason for failure to establish an independent nominating committee.

	1.2	Elect Director Kathleen Mason		Withhold
	1.3	Elect Director W. J. Hunckler, III		For
	1.4	Elect Director Robin P. Selati		For
	1.5	Elect Director Sally Frame Kasaks		For
	1.6	Elect Director Henry F. Frigon		Withhold
	1.7	Elect Director Giles H. Bateman		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.64 percent is within the allowable cap for this company of 12.13 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options to top three named executive officers is 81.01 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top three executives.

04/20/04 - A	Tularik, Inc. *TLRK*		899165104			03/04/04		2,152
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David V. Goeddel, Ph.D.		For
We recommend a vote FOR the directors with the exception of Steven L. McKnight, Ph.D.. We recommend that shareholders WITHHOLD votes from Steven L. McKnight, Ph.D. for poor attendance.
	1.2	Elect Director A. Grant Heidrich, III		For
	1.3	Elect Director Edward W. Holmes, M.D.		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director Edward R. McCracken		For
	1.5	Elect Director Steven L. McKnight, Ph.D.		Withhold
	1.6	Elect Director Craig A. P. D. Saxton, M.D.		For
	2	Approve Issuance of Shares for a Private Placement		For	For		Mgmt

The potential dilution from the private placements in the stock purchase agreement with Amgen will vary depending on market prices at the time of closing. The 3,500,000 newly issued shares of common stock purchased by Amgen on June 27, 2003 were issued at a 4.5 percent premium to the closing market price of $9.57 per share. The future private placements agreed to in the securities purchase agreement will be done at then current market prices. The market reaction to the Amgen collaboration agreement and stock purchases in June has been positive. As of March 24, 2004, Tularik’s stock has increased 64.5 percent over the $10 per share price paid by Amgen on the 3,500,000 shares in June 2003. The higher share price would result in less dilution on the Amgen private placements in the future. Because the private placements in the securities purchase agreement support the oncology drug discovery collaboration agreement between Amgen and Tularik, and the terms of the future private placement call for transactions to be effected at market prices, we recommend shareholders vote FOR the proposal. Note: As of March 29, 2004, Amgen announced the acquisition of Tularik for approximately $1.3 billion or $25 per share. The offer is structured as a fixed value of $25 per share to be paid in Amgen stock. The offer represents a premium of approximately 47 percent based on the last trading price prior to announcement. The transaction is expected to close in the second half of 2004. While the company has not filed a definitive proxy for the merger outlining how the previous stock purchase agreement underlying the private placement proposal is impacted by the transaction, the acquisition effectively removes the need for future private placements and shareholders should expect to vote on the merger at a special meeting in the second half of 2004.

	3	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Tupperware Corp. *TUP*		899896104			03/15/04		2,368
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/15/04 - A	Tweeter Home Entertainment Group, Inc. *TWTR*		901167106			12/17/03		873
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey Stone		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jeffrey Bloomberg		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 18.30 percent is within the allowable cap for this company of 18.60 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Issuance of Warrants		For	For		Mgmt

In this case, the company has structured a payment program for RetailMasters for its consulting services rendered comprising a mix of cash, bonuses, and equity through the issuance of warrants. We recognize that the warrants will result in dilution for shareholders upon exercise. However, the warrants represent four percent of the company’s outstanding shares, which is relatively conservative. Also, the majority of the warrants are exercisable at prices above the company’s market price ($9.45 as of Dec. 31 2003). Further, the cash consulting fees are deemed lower than the market rate and the bonuses is payable only upon the achievement of established performance targets. As such, we believe this proposal warrants shareholder support.

	4	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Tyler Technologies Inc. *TYL*		902252105			03/19/04		1,877
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 8.03 percent which is within the allowable cap for this company of 15.11 percent.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	U.S. Physical Therapy, Inc. *USPH*		90337L108			03/29/04		517
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

05/19/04 - A	U.S. Restaurant Properties, Inc. *USV*		902971100			04/08/04		1,049
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David M. West		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider David M. West. We recommend that shareholders WITHHOLD votes from David M. West for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Len W. Allen, Jr.		For
	1.3	Elect Director G. Steven Dawson		For
	1.4	Elect Director John C. Deterding		For
	1.5	Elect Director Robert Gidel		For
	1.6	Elect Director James H. Kropp		For
	1.7	Elect Director Robert J. Stetson		For
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	U.S. Xpress Enterprises, Inc. *XPRSA*		90338N103			03/19/04		262
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Max L. Fuller		Withhold

We recommend a vote FOR the directors with the exception of insiders Patrick E. Quinn and Max L. Fuller. We recommend that shareholders WITHHOLD votes from Patrick E. Quinn and Max L. Fuller for failure to establish an independent nominating committee.

	1.2	Elect Director James E. Hall		For
	1.3	Elect Director John W. Murrey, III		For
	1.4	Elect Director Patrick E. Quinn		Withhold
	1.5	Elect Director Robert J. Sudderth, Jr.		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	U.S.B. Holding Co., Inc. *UBH*		902910108			04/20/04		509
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/21/04 - A	U.S.I. Holding Corp *USIH*		90333H101			04/02/04		1,042
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David L. Eslick		For
	1.2	Elect Director Ronald E. Frieden		For
	1.3	Elect Director Richard M. Haverland		For
	1.4	Elect Director Thomas A. Hayes		For
	1.5	Elect Director L. Ben Lytle		For
	1.6	Elect Director Robert A. Spass		For
	1.7	Elect Director Robert F. Wright		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/29/04 - A	UCBH Holdings, Inc. *UCBH*		90262T308			02/29/04		1,892
	1	Elect Directors		For	For		Mgmt
	2	Amend Certificate to Remove Anti-Takeover Provision		For	For		Mgmt

The provision is similar to control share acquisition statutes that are a prevalent form of state-sponsored antitakeover legislation. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. The provision in the company’s certificate does not provide shareholders with the ability to restore the voting rights for those shares exceeding ownership limits. Control share acquisition statutes and provisions similar to the one in the company’s certificate may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by a limitation of voting rights in excess of a specified threshold. Moreover, denying certain shares their voting rights violates the “one share, one vote” principle of stock ownership. While it would be unusual for shareholders to vote against a proposal to opt out such provisions, there may be cases in which discouraging a particularly harmful takeover does prove beneficial to shareholders.  In this case, the company has opted to substitute one anti-takeover device for another. Although we applaud the company’s decision to remove the voting restriction from the certificate, we do not believe that the adoption of the poison pill without shareholder approval is in shareholders’ best interests. Substitution aside, ISS supports the elimination of the voting restriction in excess of ten percent ownership as it would provide all shareholders, regardless of their level of ownership, with one vote per share.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	UICI *UCI*		902737105			03/29/04		1,700
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.99 percent is within the allowable cap for this company of 17.55 percent.
	3	Approve Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 9.23 percent is within the allowable cap for this company of 17.55 percent.
	4	Ratify Auditors		For	For		Mgmt

05/12/04 - A	UIL Holdings Corporation *UIL*		902748102			03/09/04		532
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Thelma R. Albright		For
	1.2	Elect Director Marc C. Breslawsky		For
	1.3	Elect Director David E. A. Carson		For
	1.4	Elect Director Arnold L. Chase		For
	1.5	Elect Director John F. Croweak		For
	1.6	Elect Director Betsy Henley-Cohn		For
	1.7	Elect Director John L. Lahey		For
	1.8	Elect Director F. Patrick Mcfadden, Jr		For
	1.9	Elect Director Daniel J. Miglio		For
	1.10	Elect Director William F. Murdy		For
	1.11	Elect Director James A. Thomas		For
	1.12	Elect Director Nathaniel D. Woodson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/14/04 - A	Ulticom, Inc. *ULCM*		903844108			04/14/04		484
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Kobi Alexander		Withhold

We recommend a vote FOR the directors with the exception of insiders Kobi Alexander, Yaacov Koren, Shawn K. Osborne, David Kreinberg, Paul D. Baker, and affiliated outsiders Rex A. McWilliams and Paul L. Robinson. We recommend that shareholders WITHHOLD votes from Kobi Alexander for standing as an insider on the Compensation Committee and for failure to establish a majority independent board, and from Rex A. McWilliams for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority board. We also recommend that shareholders WITHHOLD votes from Yaacov Koren for poor attendance and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from Shawn K. Osborne, David Kreinberg, Paul D. Baker and Paul L. Robinson for failure to establish a majority independent board.

	1.2	Elect Director Paul D. Baker		Withhold
	1.3	Elect Director Michael J. Chill		For
	1.4	Elect Director Ron Hiram		For
	1.5	Elect Director Yaacov Koren		Withhold
	1.6	Elect Director David Kreinberg		Withhold
	1.7	Elect Director Rex A. Mcwilliams		Withhold
	1.8	Elect Director Shawn K. Osborne		Withhold
	1.9	Elect Director Paul L. Robinson		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Ultimate Electronics, Inc. *ULTE*		903849107			05/07/04		398
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert W. Beale		Withhold

We recommend a vote FOR John Douglas Morton but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider Robert W. Beale and insider Alan E. Kessock for failure to establish a majority independent board.

	1.2	Elect Director Alan E. Kessock		Withhold
	1.3	Elect Director John Douglas Morton		For
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	Ultratech Inc. *UTEK*		904034105			04/21/04		956
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	UMB Financial Corp. *UMBF*		902788108			03/03/04		756
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul D. Bartlett, Jr.		For
We recommend a vote FOR the directors with the exception of independent outsider David R. Bradley, Jr.. We recommend that shareholders WITHHOLD votes from David R. Bradley, Jr. for poor attendance.
	1.2	Elect Director William L. Bishop		For
	1.3	Elect Director David R. Bradley, Jr.		Withhold
	1.4	Elect Director Newton A. Campbell		For
	1.5	Elect Director James R. Elsesser		For
	1.6	Elect Director Peter J. Genovese		For
	1.7	Elect Director C. N. Hoffman III		For
	1.8	Elect Director Alexander C. Kemper		For
	1.9	Elect Director Mary Lynn Oliver		For
	1.10	Elect Director Kris A. Robbins		For
	1.11	Elect Director Terrence P. Dunn		For
	1.12	Elect Director Greg M. Graves		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Umpqua Holdings Corp. *UMPQ*		904214103			03/15/04		1,287
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director David B. Frohnmayer		For
We recommend a vote FOR the directors with the exception of Gary M. DeStefano. We recommend that shareholders WITHHOLD votes from Gary M. DeStefano for poor attendance.
	1.2	Elect Director Dan Giustina		For
	1.3	Elect Director William A. Lansing		For
	1.4	Elect Director Diana E. Goldschmidt		For
	1.5	Elect Director Gary M. DeStefano		Withhold
	1.6	Elect Director Katherine L. Keene		For

01/13/04 - A	UniFirst Corp. *UNF*		904708104			11/14/03		360
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cynthia Croatti		For
We recommend a vote FOR the directors.
	1.2	Elect Director Phillip L. Cohen		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation Although the total cost of the company’s plans of 1.46 percent is within the allowable cap for this company of 12.99 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

04/20/04 - A	Union Bankshares Corp. *UBSH*		905399101			02/20/04		385
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/29/04 - S	UniSource Energy Corp. *UNS*		909205106			02/23/04		1,321
	1	Approve Merger Agreement		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	UniSource Energy Corp. *UNS*		909205106			03/29/04		1,321
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	Unit Corporation *UNT*		909218109			03/08/04		1,684
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/26/04 - S	United Auto Group Inc. *UAG*		909440109			02/25/04		648
	1	Approve the Issuance and Sale of Shares		For	For		Mgmt

The shares to be issued to Mitsui will not result in significant additional dilution (9.7 percent) to shareholders. Although Mitsui’s relative stake in the company will increase from 7.6 percent to 15.8 percent, the combined voting power of Mitsui and Penske will only be slightly higher (55.9 percent versus the current 52.4 percent). As through their current stockholders’ agreement, Mitsui and Penske will continue to control the board and exert influence over the company through their new stockholders’ agreement. In view of the favorable pricing of the issuance and the fairness opinion, we believe this proposal warrants support.

05/21/04 - A	United Auto Group Inc. *UAG*		909440109			04/01/04		726
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director John Barr		For

We recommend a vote FOR the directors with the exception of affiliated outsider Eustace Mita. We recommend that shareholders WITHHOLD votes from Eustace Mita for standing as an affiliated outsider on the Nominating Committee.

	2.2	Elect Director Michael Eisenson		For
	2.3	Elect Director James Hislop		For
	2.4	Elect Director Hiroshi Ishikawa		For
	2.5	Elect Director William Lovejoy		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.6	Elect Director Eustace Mita		Withhold
	2.7	Elect Director Lucio Noto		For
	2.8	Elect Director Roger Penske		For
	2.9	Elect Director Richard Peters		For
	2.10	Elect Director Ronald Steinhart		For
	2.11	Elect Director H. Brian Thompson		For
	2.12	Elect Director Michael Eisenson		For
	2.13	Elect Director Hiroshi Ishikawa		For
	2.14	Elect Director William Lovejoy		For
	2.15	Elect Director Brian Thompson		For
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

06/08/04 - A	United Capital Corp. *AFP*		909912107			05/05/04		129
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Howard M. Lorber		For

We recommend a vote FOR the directors with the exception of insiders A.F. Petrocelli and Anthony J. Miceli. We recommend that shareholders WITHHOLD votes from A.F. Petrocelli and Anthony J. Miceli for failure to establish an independent nominating committee.

	1.2	Elect Director Robert M. Mann		For
	1.3	Elect Director Anthony J. Miceli		Withhold
	1.4	Elect Director Arnold S. Penner		For
	1.5	Elect Director A.F. Petrocelli		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	United Community Banks, Inc. *UCBI*		90984P105			03/10/04		793
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Jimmy C. Tallent		For

We recommend a vote FOR the directors with the exceptions of Tim Wallis and Robert L. Head, Jr.. We recommend that shareholders WITHHOLD votes from Tim Wallis and Robert L. Head, Jr. for standing as affiliated outsiders on the Compensation and Nominating/Corporate Governance committees.

	1.2	Elect Director Robert L. Head, Jr.		Withhold
	1.3	Elect Director W.C. Nelson, Jr.		For
	1.4	Elect Director A. William Bennett		For
	1.5	Elect Director Robert H. Blalock		For
	1.6	Elect Director Guy W. Freeman		For
	1.7	Elect Director Thomas C. Gilliland		For
	1.8	Elect Director Charles E. Hill		For
	1.9	Elect Director Hoyt O. Holloway		For
	1.10	Elect Director Clarence W. Mason, Sr.		For
	1.11	Elect Director Tim Wallis		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 80,000,000 shares.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.73 percent is within the allowable cap for this company of 19.45 percent.

04/29/04 - A	United Community Financial Corp. *UCFC*		909839102			03/12/04		1,409
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/19/04 - A	United Fire & Casualty Co. *UFCS*		910331107			04/01/04		375
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Mark K. Quass		For
We recommend a vote FOR the directors.
	1.2	Elect Director John A. Rife		For
	1.3	Elect Director Kyle D. Skogman		For
	2	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s grants of 1.51 percent is within the allowable cap for this company of 18.34 percent.
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/17/04 - A	United Industrial Corp. *UIC*		910671106			04/15/04		417
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt

ISS supports any reduction of a company’s voting requirements. Further, ISS believes that the proposed change from six directors to seven directors is reasonable and is not motivated by a desire to entrench management.

	3	Amend Charter		For	For		Mgmt
ISS supports any reduction of a company’s voting requirements, even if the change is simply a lower supermajority.
	4	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.
	5	Authorize New Class of Preferred Stock		For	For		Mgmt
While we would prefer that the company provide a specific financing purpose for the shares, the board states that the shares will not be used for antitakeover purposes.
	6	Eliminate Cumulative Voting		For	Against		Mgmt
In a case where the certificate currently provides for cumulative voting, ISS does not believe it is necessary to remove the provision.
	7	Approve Stock Option Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 4.22 percent is within the allowable cap for this company of 19.73 percent. Additionally, this plan expressly forbids repricing. The aggregate awards granted to named officers in 2003 represents 80.65 percent of the total awards granted for that year.

	8	Elect Directors		For	For		Mgmt
	8.1	Elect Director Warren G. Lichtenstein		For
	8.2	Elect Director General Richard I. Neal (Retired)		For
	9	Ratify Auditors		For	For		Mgmt
	10	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	United Mobile Homes, Inc. *UMH*		911024107			04/22/04		273
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James E. Mitchell		Withhold

We recommend that shareholders vote FOR Robert G. Sampson, but WITHHOLD votes from independent outsider James E. Mitchell. We recommend that shareholders WITHHOLD votes from Audit Committee member James E. Mitchell for paying excessive non-audit fees.

	1.2	Elect Director Robert G. Sampson		For
	2	Ratify Auditors		For	Against		Mgmt

05/06/04 - A	United Online, Inc. *UNTD*		911268100			03/29/04		1,991
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Berglass		For
	1.2	Elect Director Kenneth L. Coleman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

06/22/04 - A	United PanAm Financial Corp. *UPFC*		911301109			04/16/04		200
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Ron Duncanson		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members Mitchell Lynn and Ron Duncanson for paying excessive non-audit fees.

	1.2	Elect Director Mitchell Lynn		Withhold
	2	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	United Rentals, Inc. *URI*		911363109			04/15/04		2,479
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Howard L. Clark, Jr.		For
	1.2	Elect Director Bradley S. Jacobs		For
	1.3	Elect Director John N. Milne		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.29 percent is within the allowable cap for this company of 11.33 percent.
	4	Ratify Auditors		For	For		Mgmt
	5	Require Majority of Independent Directors on Board		Against	For		ShrHoldr

Although we do not agree with all of the proponent’s stringent classifications of independent directors, we believe this proposal sends an important message to management and is in shareholders’ best interests. While the company’s board is currently a majority independent, the board has a significant number of directors who have ties with management. Furthermore the company agrees with the proponents’ basic proposition that the board should be comprised of, at a minimum, two-thirds of independent directors. While the company has decreed that any future vacancies would be filled by the independent directors until two-thirds of the board was independent, there is no specific time table for the board’s policy. In effect, it could be several years or more before the board reaches this goal. As a result, we believe that this proposal warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval which would limit a board’s negotiating flexibility. Although the company has already adopted a policy requiring shareholder approval for severance benefits for executives to a maximum of 2.99 times the sum of the executive’s annual base salary at the time of termination plus the highest annual bonus paid to the executive in the preceding three years, the company’s definition of severance agreements may not be as rigorous as the provisions under the IRC 280G. Specifically, severance benefit should not exceed 2.99 times of the “base amount”, that is, the individual’s average annual compensation during the five tax years prior to the change of control. Although the company did not make any payments under the severance agreements that the proponent mentioned, the company was committed to making such payments if a change in control were to occur. ISS noted that the former severance benefits that are no longer in effect were also more lucrative than the current one in place. ISS believes that seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent “pay for failure” packages that have been witnessed at some companies. As such, we believe that this proposal warrants shareholder support.

05/11/04 - A	United Security Bancshares, Inc. *USBI*		911459105			03/18/04		289
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dan R. Barlow		For

We recommend a vote FOR the directors with the exception of affiliated outsiders Bruce N. Wilson and Hardie B. Kimbrough. We recommend that shareholders WITHHOLD votes from Hardie B. Kimbrough for standing as an affiliated outsider on the Audit and Nominating committees and from Bruce N. Wilson for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Linda H. Breedlove		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Gerald P. Corgill		For
	1.4	Elect Director Wayne C. Curtis		For
	1.5	Elect Director John C. Gordon		For
	1.6	Elect Director William G. Harrison		For
	1.7	Elect Director Hardie B. Kimbrough		Withhold
	1.8	Elect Director Jack W. Meigs		For
	1.9	Elect Director R. Terry Phillips		For
	1.10	Elect Director Ray Sheffield		For
	1.11	Elect Director James C. Stanley		For
	1.12	Elect Director Howard M. Whitted		For
	1.13	Elect Director Bruce N. Wilson		Withhold
	2	Approve Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt
By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

05/19/04 - A	United Security Bancshares/Ca *UBFO*		911460103			03/26/04		167
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert G. Bitter		Withhold

We recommend a vote FOR the directors with the exceptions of insider Dennis R. Woods and affiliated outsider Robert G. Bitter, Pharm. D. We recommend that shareholders WITHHOLD votes from Dennis R. Woods and Robert G. Bitter, Pharm. D. for failure to establish an independent compensation and nominating committees.

	1.2	Elect Director Stanley J. Cavalla		For
	1.3	Elect Director Tom Ellithorpe		For
	1.4	Elect Director R. Todd Henry		For
	1.5	Elect Director Ronnie D. Miller		For
	1.6	Elect Director Walter Reinhard		For
	1.7	Elect Director John Terzian		For
	1.8	Elect Director Dennis R. Woods		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	United Stationers Inc. *USTR*		913004107			03/10/04		1,354
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roy W. Haley		For
	1.2	Elect Director Benson P. Shapiro		For
	1.3	Elect Director Alex D. Zoghlin		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.26 percent is within the allowable cap for this company of 9.24 percent. Additionally, this plan expressly forbids repricing.

04/28/04 - A	United Surgical Partners International Inc *USPI*		913016309			03/12/04		761
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/25/04 - A	United Therapeutics Corp. *UTHR*		91307C102			04/27/04		793
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	Universal American Financial Corp. *UHCO*		913377107			04/05/04		1,097
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 20,000,000 shares is below the allowable threshold of 64,000,000 shares.
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.53 percent is within the allowable cap for this company of 18.85 percent.
	3	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/16/04 - A	Universal Display Corp. *PANL*		91347P105			04/12/04		743
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Steven V. Abramson		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Sherwin I. Seligsohn, Sidney D. Rosenblatt, and Steven V. Abramson, from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.

	1.2	Elect Director Leonard Becker		For
	1.3	Elect Director Elizabeth H. Gemmill		For
	1.4	Elect Director C. Keith Hartley		For
	1.5	Elect Director Lawrence Lacerte		For
	1.6	Elect Director Sidney D. Rosenblatt		Withhold
	1.7	Elect Director Sherwin I. Seligsohn		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plan is 15.52 percent, which is within the allowable cap for this company of 19.70 percent. The aggregate number of options granted to the company’s named officers in 2003 represents 44.58 percent of the total options granted in that year.

06/14/04 - A	Universal Electronics, Inc. *UEIC*		913483103			04/16/04		536
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul D. Arling		For

We recommend a vote FOR the directors with the exception of independent outsiders J.C. Sparkman, William C. Mulligan, and Bruce A. Henderson. We recommend that shareholders WITHHOLD votes from Audit Committee members J.C. Sparkman, William C. Mulligan, and Bruce A. Henderson for paying excessive non-audit fees.

	1.2	Elect Director Satjiv S. Chahil		For
	1.3	Elect Director Bruce A. Henderson		Withhold
	1.4	Elect Director William C. Mulligan		Withhold
	1.5	Elect Director J.C. Sparkman		Withhold
	2	Ratify Auditors		For	Against		Mgmt
	3	Approve Directors Compensation Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.65 percent is within the allowable cap for this company of 16.73 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Universal Forest Products, Inc. *UFPI*		913543104			03/01/04		696
	1	Elect Directors		For	For		Mgmt

06/02/04 - A	Universal Health Realty Income Trust *UHT*		91359E105			04/22/04		458
	1	Elect Directors		For	For		Mgmt

05/25/04 - S	Unizan Financial Corp. *UNIZ*		91528W101			04/06/04		984
	1	Approve Merger Agreement		For	For		Mgmt

ISS Conclusion: Although we are concerned about the current lack of a premium. based on the compelling strategic rationale, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal and the valuation work done by the company’s financial advisor, we believe the merger agreement warrants shareholder support.

	2	Adjourn Meeting		For	Against		Mgmt
ISS Conclusion: Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/06/04 - A	UNOVA, Inc. *UNA*		91529B106			03/08/04		2,065
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry D. Brady		For
	1.2	Elect Director Joseph T. Casey		For
	1.3	Elect Director Allen J. Lauer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.36 percent is within the allowable cap for this company of 17.66 percent. Additionally, this plan expressly forbids repricing.

More than one quarter of the total shares granted in the last year were made to named executive officers.

	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Approval of this proposal would not automatically repeal the classification provisions found in the Certificate of Incorporation and By-Laws. Amendment of the Certificate of Incorporation to eliminate classification would require approval by the board and by the holders of at least 80 percent of the outstanding stock.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Urban Outfitters, Inc. *URBN*		917047102			04/19/04		1,126
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard A. Hayne		Withhold

We recommend a vote FOR the directors with the exception of insiders Glen T. Senk and Richard A. Hayne and affiliated outsiders Harry S. Cherken, Jr. and Scott A. Belair. We recommend that shareholders WITHHOLD votes from Scott A. Belair for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Glen T. Senk, Richard A. Hayne and Harry S. Cherken, Jr. for failure to establish a majority independent board.

	1.2	Elect Director Scott A. Belair		Withhold
	1.3	Elect Director Harry S. Cherken, Jr.		Withhold
	1.4	Elect Director Joel S. Lawson III		For
	1.5	Elect Director Glen T. Senk		Withhold
	1.6	Elect Director Robert H. Strouse		For
	2	Increase Authorized Common Stock		For	Against		Mgmt
	3	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation Although the total cost of the company’s plans of 9.38 percent is within the allowable cap for this company of 18.60 percent, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

03/23/04 - A	URS Corp. *URS*		903236107			01/30/04		687
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/10/04 - A	Urstadt Biddle Properties Inc *UBP*		917286205			01/26/04		853
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles D. Urstadt		For
We recommend a vote FOR the directors.
	1.2	Elect Director Willing L. Biddle		For
	1.3	Elect Director E. Virgil Conway		For
	1.4	Elect Director Robert J. Mueller		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Dividend Reinvestment and Share Purchase Plan		For	For		Mgmt

Dividend investment programs allow shareholders to increase their ownership in a company at little or no cost. The program improves the company’s liquidity, and, because the shares are purchased directly from the company, Urstadt will receive additional funds to make investments in the company and for other corporate purposes. As such, we believe that this proposal warrants shareholder support.

	4	Amend Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation

04/21/04 - A	USANA Health Sciences Inc *USNA*		90328M107			03/12/04		391
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	USEC Inc. *USU*		90333E108			03/05/04		3,531
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Mellor		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael H. Armacost		For
	1.3	Elect Director Joyce F. Brown		For
	1.4	Elect Director John R. Hall		For
	1.5	Elect Director W. Henson Moore		For
	1.6	Elect Director Joseph F. Paquette, Jr.		For
	1.7	Elect Director William H. Timbers		For
	1.8	Elect Director James D. Woods		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 4.79 percent, which is within the allowable cap for this company of 10.46 percent.
	3	Ratify Auditors		For	For		Mgmt
	4	Limit Awards to Executives		Against	Against		ShrHoldr

ISS notes that the company has positive one-year and three-year total shareholder return, and there has been a decrease of 24.29 percent in the CEO’s total direct compensation from 2002 to 2003. Further, ISS agrees that setting executive compensation is the responsibility of an independent compensation committee. In this case, the Compensation Committee is comprised solely of independent outsiders, which minimizes any conflicts of interests between the management and shareholders. Finally, the proposed cap on executive pay of 20 times the average pay of non-exempted employees or ten times the average pay of exempted employees would affect the company’s ability to retain a large number of critical employees or attract qualified personnel. Because this limit is too restrictive and places an arbitrary cap on executive compensation, we do not believe that this proposal warrants shareholder support.

	5	Hire Proxy Advisory Firm		Against	Against		ShrHoldr

ISS concurs with management’s argument that the resolution could be expensive and bureaucratic to administer. The proposal offers no details on how the bidding process and publication/dissemination of analyses would be handled or what hidden costs might be associated with them. Such additional corporate expenditures would be hard to justify considering that proxy analyses are already available to the public from a variety of vendors, and barriers to entry are low. The proposal also creates a potential legal liability to the company; because the company would be paying for the proxy analyses, it could also be responsible for any errors or omissions contained in them.

05/04/04 - A	USF Corp. *USFC*		91729Q101			03/11/04		1,188
	1	Elect Directors		For	For		Mgmt

05/12/04 - A	USG Corp. *USG*		903293405			03/16/04		1,680
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/08/04 - A	Vail Resorts, Inc. *MTN*		91879Q109			11/12/03		788
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John R. Hauge as Class I Director		For

For the holders of common stock, we recommend that you vote FOR the directors with the exception of insider Adam M. Aron, from whom we recommend that shareholders WITHHOLD votes for failure to establish an independent nominating committee. For the holders of Class A common stock, we recommend that you vote FOR the directors with the exception of affiliated outsiders William L. Mack, Marc J. Rowan and Robert A. Katz. We recommend that shareholders WITHHOLD votes from William L. Mack and Marc J. Rowan for failure to establish an independent nominating committee, and from Robert A. Katz for standing as an affiliated outsider on the Compensation Committee and for failure to establish an independent nominating committee.

	1.2	Elect Director Roland A. Hernandez as Class I Director		For
	1.3	Elect Director Robert A. Katz as Class I Director		Withhold
	1.4	Elect Director William L. Mack as Class I Director		Withhold
	1.5	Elect Director John J. Hannan as Class I Director		Withhold
	1.6	Elect Director Adam M. Aron as Class II Director		Withhold
	1.7	Elect Director Frank J. Biondi as Class II Director		For
	1.8	Elect Director Thomas H. Lee as Class II Director		For
	1.9	Elect Director Joe R. Micheletto as Class II Director		For
	1.10	Elect Director John F. Sorte as Class II Director		For
	1.11	Elect Director William P. Stiritz as Class II Director		For
	1.12	Elect Director James S. Tisch as Class II Director		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Valhi, Inc. *VHI*		918905100			03/29/04		1,218
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas E. Barry		For

We recommend a vote FOR the directors with the exceptions of insiders Steven L. Watson, Harold C. Simmons and Glenn R. Simmons, and affiliated outsider J. Walter Tucker, Jr. We recommend that shareholders WITHHOLD votes from Steven L. Watson, J. Walter Tucker, Jr., Harold C. Simmons and Glenn R. Simmons for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Norman S. Edelcup Elect Director Norman S. Edelcup		For
	1.3	Elect Director W. Hayden McIlroy		For
	1.4	Elect Director Glenn R. Simmons		Withhold
	1.5	Elect Director Harold C. Simmons		Withhold
	1.6	Elect Director J. Walter Tucker, Jr.		Withhold
	1.7	Elect Director Steven L. Watson		Withhold
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/26/04 - A	Valmont Industries, Inc. *VMI*		920253101			03/01/04		667
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/03/04 - A	ValueClick, Inc. *VCLK*		92046N102			04/15/04		3,512
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Zarley		Withhold

We recommend a vote FOR the directors with the exception of independent outsider Jeffrey F. Rayport, affiliated outsider Tom Vadnais, and insider James R. Zarley. We recommend that shareholders WITHHOLD votes from Jeffrey F. Rayport for poor attendance, and from Tom Vadnais and James R. Zarley for failure to establish an independent nominating committee.

	1.2	Elect Director David S. Buzby		For
	1.3	Elect Director Martin T. Hart		For
	1.4	Elect Director Tom Vadnais		Withhold
	1.5	Elect Director Jeffrey F. Rayport		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	ValueVision Media, Inc. *VVTV*		92047K107			05/06/04		679
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 6.78 percent is within the allowable cap for this company of 13.49 percent. Equity awards including options and other forms of long-term incentives to named executive officers were 62.58 percent of the total awards granted during the current year.

	3	Ratify Auditors		For	For		Mgmt

06/30/04 - S	Vans, Inc.		921930103			05/21/04		889
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: The offer price represents a premium of 30.0 percent over the closing price of Vans’ common stock on the last trading day prior to the merger announcement and a 63.4-percent premium based on Vans’ average closing price for the five-day period beginning 60 days prior to the announcement. Furthermore, the offer consideration appears to be in line with transaction multiples selected by Goldman Sachs. According to Goldman Sachs’ discounted cash flow analysis, the offer price is in the upper end of the range of values based on the EBITDA multiple method and above the range based on the perpetuity growth method. Based on the market premium and the fairness opinion, we believe the merger agreement warrants shareholder support.

	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/04/04 - A	Varian Inc *VARI*		922206107			12/12/03		1,047
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. McDonald		For
We recommend a vote FOR the directors.
	1.2	Elect Director Wayne R. Moon		For
	2	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

02/10/04 - A	Varian Semiconductor Equipment Associates, Inc. *VSEA*		922207105			12/15/03		967
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert W. Dutton		For
We recommend a vote FOR the directors.
	2	Amend Omnibus Stock Plan		For	For		Mgmt

The cost associated with the proposed 100,000 shares of performance units, performance shares, and/or restricted stock is included in the calculations below. As such, because the total cost of the company’s plans of 9.95 percent is within the allowable cap for this company of 12.31 percent, we recommend a vote FOR this proposal.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.95 percent is within the allowable cap for this company of 12.31 percent.
	4	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Vastera, Inc. *VAST*		92239N109			03/09/04		1,095
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/24/04 - A	Vector Group Ltd. *VGR*		92240M108			04/19/04		1,060
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bennett S. LeBow		Withhold

We recommend a vote FOR the directors with the exceptions of insiders Bennett S. LeBow, Howard M. Lorber, Ronald J. Bernstein and affiliated outsider Jean E. Sharpe. We recommend that shareholders WITHHOLD votes from Jean E. Sharpe for standing as an affiliated outsider on the Audit and Nominating committees and for failure to establish a majority independent board and Bennett S. LeBow, Howard M. Lorber and Ronald J. Bernstein for failure to establish a majority independent board.

	1.2	Elect Director Howard M. Lorber		Withhold
	1.3	Elect Director Ronald J. Bernstein		Withhold
	1.4	Elect Director Henry C. Beinstein		For
	1.5	Elect Director Robert J. Eide		For
	1.6	Elect Director Jeffrey S. Podell		For
	1.7	Elect Director Jean E. Sharpe		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 11.73 percent is above the allowable cap for this company of 11.01 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

05/07/04 - A	Veeco Instruments, Inc. *VECO*		922417100			03/09/04		1,009
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.47 percent is within the allowable cap for this company of 12.20 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Ventana Medical Systems, Inc. *VMSI*		92276H106			03/19/04		577
	1	Ratify Auditors		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt

05/21/04 - A	Ventas, Inc. *VTR*		92276F100			03/24/04		3,458
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jay M. Gellert		For
	1.2	Elect Director Ronald G. Geary		For
	1.3	Elect Director Douglas Crocker II		For
	1.4	Elect Director Sheli Z. Rosenberg		For
	1.5	Elect Director Debra A. Cafaro		For
	1.6	Elect Director Thomas C. Theobald		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote RecommendationThe total cost of the company’s plan is 2.40 percent, which is within the allowable cap for this company of 5.52 percent.

12/17/03 - A	Verso Technologies Inc *VRSO*		925317109			11/12/03		4,498
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul R. Garcia		For

We recommend a vote FOR the directors with the exceptions of Juliet M. Reising, Steven A. Odom, and James M. Logsdon. We recommend that shareholders WITHHOLD votes from Juliet M. Reising, Steven A. Odom, and James M. Logsdon for failure to establish an independent nominating committee.

	1.2	Elect Director Gary H. Heck		For
	1.3	Elect Director James M. Logsdon		Withhold
	1.4	Elect Director Amy L. Newmark		For
	1.5	Elect Director Steven A. Odom		Withhold
	1.6	Elect Director Stephen E. Raville		For
	1.7	Elect Director Juliet M. Reising		Withhold
	1.8	Elect Director Joseph R. Wright, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Vertex Pharmaceuticals Inc. *VRTX*		92532F100			03/12/04		3,577
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Joshua S. Boger		For
We recommend a vote FOR the directors with the exception of independent outsider Elaine S. Ullian.
	1.2	Elect Director Charles A. Sanders		For
	1.3	Elect Director Elaine S. Ullian		Withhold
	1.4	Elect Director Eve E. Slater		For
	1.5	Elect Director John F. Niblack		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/05/04 - A	Viasys Healthcare, Inc. *VAS*		92553Q209			03/10/04		1,334
	1	Elect Directors		For	For		Mgmt

06/17/04 - A	Vicor Corporation *VICR*		925815102			04/30/04		772
	1	Fix Number of and Elect Directors		For	Withhold		Mgmt
	1.1	Fix Number of and Elect Director M. Michael Ansour		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Estia J. Eichten for standing as an affiliated outsider on the Audit and Compensation committees, for paying excessive non-audit fees, for failure to establish an independent nominating committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members M. Michael Ansour and David T. Riddiford for paying excessive non-audit fees, and insiders Patrizio Vinciarelli, Jay M. Prager, Barry Kelleher and affiliated outsider Samuel Anderson for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1	Elect Directors		For	Withhold		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Vignette Corp. *VIGN*		926734104			04/07/04		10,980
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/11/04 - A	Vintage Petroleum, Inc. *VPI*		927460105			03/24/04		2,252
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director William L. Abernathy		Withhold

We recommend that shareholders WITHHOLD votes from all nominees. We recommend that shareholders WITHHOLD votes from insider William A. Abernathy for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Audit Committee members Bryan H. Lawrence and Gerald J. Maier for paying excessive non-audit fees.

	1.2	Elect Director Bryan H. Lawrence		Withhold
	1.3	Elect Director Gerald J. Maier		Withhold
	2	Ratify Auditors		For	Against		Mgmt

02/24/04 - A	Virage Logic Corp *VIRL*		92763R104			01/05/04		494
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director J. Daniel McCranie		For
We recommend a vote FOR the directors with the exception of Robert Smith. We recommend that shareholders WITHHOLD votes from Audit Committee member Robert Smith for paying excessive non-audit fees.
	1.2	Elect Director Robert Smith		Withhold
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
Vote Recommendation The total cost of the company’s plans of 22.56 percent is above the allowable cap for this company of 19.85 percent.
	3	Ratify Auditors		For	Against		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Virginia Commerce Bancorp, Inc. *VCBI*		92778Q109			03/10/04		200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Leonard Adler		For

We recommend a vote FOR the directors with the exceptions of Robert H. L’Hommedieu and Peter A. Converse. We recommend shareholders WITHHOLD votes from Robert H. L’Hommedieu for standing as an affiliated outsider on the Audit and Compensation committees, and from Robert H. L’Hommedieu and Peter A. Converse for failure to establish an independent nominating committee.

	1.2	Elect Director Peter A. Converse		Withhold
	1.3	Elect Director Frank L. Cowles, Jr.		For
	1.4	Elect Director W. Douglas Fisher		For
	1.5	Elect Director David M. Guernsey		For
	1.6	Elect Director Robert H. L’Hommedieu		Withhold
	1.7	Elect Director Norris E. Mitchell		For
	1.8	Elect Director Arthur L. Walters		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

04/20/04 - A	Virginia Financial Group Inc *VFGI*		927810101			03/10/04		350
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lee S. Baker		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Thomas F. Williams, Jr. & Benham M. Black and insider O.R. Barham, Jr.. We recommend that shareholders WITHHOLD votes from O.R. Barham, Jr. for standing as an insider on the Nominating Committee and from Benham M. Black for standing as affiliated outsider on the Nominating Committee. We also recommend that shareholders WITHHOLD votes from Thomas F. Williams, Jr. for standing as an affiliated outsider on the Compensation and Nominating committees

	1.2	Elect Director O.R. Barham, Jr.		Withhold
	1.3	Elect Director Benham M. Black		Withhold
	1.4	Elect Director P. William Moore, Jr.		For
	1.5	Elect Director Thomas F. Williams, Jr.		Withhold
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	VistaCare, Inc. *VSTA*		92839Y109			04/02/04		521
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.47 percent is within the allowable cap for this company of 19.60 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Visteon Corporation *VC*		92839U107			03/15/04		5,953
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven K. Hamp		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael F. Johnston		For
	1.3	Elect Director Karl J. Krapek		For
	1.4	Elect Director Robert M. Teeter		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. The total cost of the company’s plans of 6.10 percent is within the allowable cap for this company of 6.57 percent.

	4	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 5.69 percent is within the allowable cap for this company of 6.57 percent.
	5	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	Against		ShrHoldr

The company currently does not have a poison pill. In addition, the company has implemented a policy which requires shareholder approval of any future pill. Given that the company maintains a policy requiring shareholder approval of any future pill, we do not believe approval of this item enhances shareholders’ rights.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Amend and Report on an International Code of Conduct		Against	Against		ShrHoldr

In the case of Visteon, while the company does have an established policy prohibiting harassment, discrimination, child labor, and forced labor the company does not appear to specifically address collective bargaining and freedom of association. The company has however taken proactive steps such as endorsing the Global Sullivan Principles and the MacBride Principles for Northern Ireland, which are principles designed to enhance the workplace conditions in the global workplace and in Northern Ireland, respectively. While these are positive steps in protecting workers’ rights, we encourage the company to further develop its code of conduct to address human rights concerns. However, further note that the company is not involved in any labor controversies.  Given the nature of Visteon’s current international operations, we believe that there are potential risks to the company’s reputation as well as potential liabilities that could arise from labor controversies. The company’s current policies and the adoption of the Global Sullivan Principles and MacBride Principles appear to have mitigated some of that risk. Should the company face labor controversies in the future and fail to update its code of conduct to handle such issues, we may consider supporting future proposals of this nature, but at this time, we see no need for shareholders to support this request.

	7	Permit Voting Leverage for Shareowners		Against	Against		ShrHoldr

ISS concurs with management’s argument that the resolution could be expensive and bureaucratic to administer. Such additional corporate expenditures would be hard to justify considering that proxy analyses are already available to the public from a variety of vendors and on the web from certain institutional investors. The decision to follow another institutional investor’s recommendation is best left with the individual shareholder.

05/13/04 - A	VISX, Inc. *EYE*		92844S105			04/01/04		1,771
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.51 percent is within the allowable cap for this company of 15.84 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Vital Images, Inc. *VTAL*		92846N104			03/26/04		370
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas M. Pihl		Withhold

We recommend a vote FOR the directors with the exceptions of independent outsiders Richard W. Perkins, James B. Hickey, Jr., and affiliated outsider Douglas M. Pihl. We recommend that shareholders WITHHOLD votes from Richard W. Perkins for sitting on more than six boards, James B. Hickey, Jr. for poor attendance and Douglas M. Pihl for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Jay D. Miller		For
	1.3	Elect Director Vincent J. Argiro		For
	1.4	Elect Director James B. Hickey, Jr.		Withhold
	1.5	Elect Director Richard W. Perkins		Withhold
	1.6	Elect Director Michael W. Vannier		For
	1.7	Elect Director Sven A. Wehrwein		For

05/04/04 - A	Vital Signs, Inc. *VITL*		928469105			04/07/04		213
	1	Elect Directors		For	For		Mgmt

06/09/04 - A	VITALWORKS INC *VWKS*		928483106			04/22/04		1,670
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/26/04 - A	Vitesse Semiconductor Corp. *VTSS*		928497106			12/01/03		6,862
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vincent Chan, Ph.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director James A. Cole		For
	1.3	Elect Director Alex Daly		For
	1.4	Elect Director John C. Lewis		For
	1.5	Elect Director Louis R. Tomasetta, Ph.D.		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Vitria Technology, Inc *VITR*		92849Q401			03/26/04		684
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert M. Halperin		Withhold

We recommend a vote FOR John L. Walecka, but WITHHOLD votes from Robert M. Halperin for standing as an affiliated outsider on the Audit, Compensation and Nominating committees, and for failure to establish a majority independent board.

	1.2	Elect Director John L. Walecka		For
	2	Ratify Auditors		For	For		Mgmt

06/14/04 - A	VIVUS, Inc. *VVUS*		928551100			04/16/04		1,672
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Virgil A. Place, M.D.		Withhold

We recommend a vote FOR the directors with the exception of insiders Virgil A. Place, M.D. and Leland F. Wilson, and affiliated outsider Mario M. Rosati. We recommend that shareholders WITHHOLD votes from Virgil A. Place, M.D. and Leland F. Wilson for failure to establish a majority independent board, and from Mario M. Rosati for standing as an affiliated outsider on the Compensation and Nominating committees, and for failure to establish a majority independent board.

	1.2	Elect Director Leland F. Wilson		Withhold
	1.3	Elect Director Mark B. Logan		For
	1.4	Elect Director Mario M. Rosati		Withhold
	1.5	Elect Director Linda M. Shortliffe, M.D.		For
	1.6	Elect Director Graham Strachan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/09/04 - A	Volt Information Sciences, Inc. *VOL*		928703107			02/20/04		366
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Lloyd Frank		Withhold

We recommend a vote FOR the directors with the exceptions of insider Steven A. Shaw and affiliated outsiders Lloyd Frank and Bruce G. Goodman. We recommend that shareholders WITHHOLD votes from Steven A. Shaw and Bruce G. Goodman for failure to establish a majority independent board, and from Lloyd Frank for standing as an affiliated outsider on the Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director Bruce G. Goodman		Withhold
	1.3	Elect Director Mark N. Kaplan		For
	1.4	Elect Director Steven A. Shaw		Withhold
	1.5	Elect Director Theresa A. Havell		For
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	W Holding Company, Inc. *WHI*		929251106			03/31/04		3,694
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Cesar A. Ruiz		For
We recommend a vote FOR the directors with the exception of Pedro Dominguez. We recommend that shareholders WITHHOLD votes from Mr. Dominguez for failure to establish a majority independent board.
	1.2	Elect Director Pedro R. Dominguez		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	W-H Energy Services, Inc. *WHQ*		92925E108			03/30/04		1,040
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.14 percent is within the allowable cap for this company of 9.54 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Stock Award to Executive		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.28 percent is within the allowable cap for this company of 9.54 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Wabash National Corp. *WNC*		929566107			04/01/04		1,207
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David C. Burdakin		For
	1.2	Elect Director William P. Greubel		For
	1.3	Elect Director John T. Hackett		For
	1.4	Elect Director Martin C. Jischke		For
	1.5	Elect Director Ludvik F. Koci		For
	1.6	Elect Director Stephanie K. Kushner		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 8.27 percent is within the allowable cap for this company of 19.93 percent. Additionally, this plan expressly forbids repricing. Note that the aggregate options granted to the company’s top executives in 2003 represents 36.19 percent of the total options granted in that year.

04/22/04 - A	Walter Industries, Inc. *WLT*		93317Q105			03/01/04		1,128
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Donald N. Boyce		For
	1.2	Elect Director Howard L. Clark, Jr.		For
	1.3	Elect Director Don DeFosset		For
	1.4	Elect Director Perry Golkin		For
	1.5	Elect Director Jerry W. Kolb		For
	1.6	Elect Director Scott C. Nuttall		For
	1.7	Elect Director Bernard G. Rethore		For
	1.8	Elect Director Neil A. Springer		For
	1.9	Elect Director Michael T. Tokarz		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Articles		For	For		Mgmt
We support the proposed amendment as it eliminates a provision which no longer applies to the company.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because: (1) the number of shares being added is relatively conservative, (2) the company’s matching contribution is reasonable, and (3) there is no voting power dilution associated with the plan.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Warwick Valley Telephone Company *WWVY*		936750108			03/20/04		251
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Wisner H. Buckbee		For

We recommend a vote FOR the directors with the exception of affiliated outsider Fred M. Knipp. We recommend that shareholders WITHHOLD votes from Fred M. Knipp for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Joseph E. Deluca, M.D.		For
	1.3	Elect Director Fred M. Knipp		Withhold
	2	Fix Number of Directors		For	For		Mgmt

05/07/04 - A	Washington Group International Inc *WGII*		938862208			03/12/04		1,165
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director Stephen G. Hanks		For
	2.2	Elect Director Michael P. Monaco		For
	2.3	Elect Director Cordell Reed		For
	2.4	Elect Director Bettina M. Whyte		For
	3	Ratify Auditors		For	For		Mgmt
	4	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.19 percent is within the allowable cap for this company of 12.72 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Washington Real Estate Investment Trust *WRE*		939653101			03/17/04		1,750
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Trustee Edmund B. Cronin, Jr.		For

We recommend a vote FOR the directors with the exception of affiliated outsider David M. Osnos. We recommend that shareholders WITHHOLD votes from David M. Osnos for standing as an affiliated outsider on the Audit and Corporate Governance/Nominating committees.

	1.2	Elect Trustee John P. McDaniel		For
	1.3	Elect Trustee David M. Osnos		Withhold
	2	Authorize New Class of Preferred Stock		For	For		Mgmt

04/27/04 - A	Washington Trust Bancorp, Inc. *WASH*		940610108			02/27/04		563
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Barry G. Hittner		For
We recommend a vote FOR the directors.
	1.2	Elect Director Katherine W. Hoxsie		For
	1.3	Elect Director Edward M. Mazze, Ph.D.		For
	1.4	Elect Director Kathleen McKeough		For
	1.5	Elect Director Joyce O. Resnikoff		For
	1.6	Elect Director John C. Warren		For
	2	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Waste Connections, Inc. *WCN*		941053100			03/29/04		1,278
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock and Eliminate Class of Preferred Stock		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.83 percent is within the allowable cap for this company of 12.25 percent.
	4	Ratify Auditors		For	For		Mgmt

06/03/04 - A	WatchGuard Technologies, Inc. *WGRD*		941105108			04/06/04		1,453
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Watsco, Inc. *WSO.B*		942622200			04/09/04		854
	1	Elect Directors		For	For		Mgmt

05/05/04 - A	Watts Water Technologies *WTS*		942749102			03/26/04		538
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Timothy P. Horne		For

We recommend a vote FOR the directors with the exception of affiliated outsider Kenneth J. Mcavoy. We recommend that shareholders WITHHOLD votes from Kenneth J. Mcavoy for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Kenneth J. Mcavoy		Withhold
	1.3	Elect Director John K. Mcgillicuddy		For
	1.4	Elect Director Gordon W. Moran		For
	1.5	Elect Director Daniel J. Murphy, III		For
	1.6	Elect Director Patrick S. O’Keefe		For
	1.7	Elect Director Roger A. Young		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 7.94 percent is within the allowable cap for this company of 12.79 percent. Equity grants including stock options to top five named executive officers were 50.40 percent of the total shares awarded in the current year.

04/22/04 - A	Wausau-Mosinee Paper Corp *WMO*		943315101			02/19/04		1,467
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dennis J. Kuester		For
	1.2	Elect Director Andrew N. Baur		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.83 percent is within the allowable cap for this company of 9.86 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Wayne Bancorp, Inc. *WNNB*		944293109			03/31/04		295
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gwenn E. Bull		For
	1.2	Elect Director Dennis B. Donahue		For
	1.3	Elect Director Jeffrey E. Smith		For
	1.4	Elect Director Richard S. Wagner		For
	2	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/20/04 - A	Waypoint Finanical Corp *WYPT*		946756103			04/02/04		1,425
	1	Elect Directors		For	For		Mgmt

05/20/04 - A	WCI COMMUNITIES INC *WCI*		92923C104			03/26/04		767
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director F. Philip Handy		Withhold
We recommend a vote FOR the directors with the exception of independent outsider F. Philip Handy. We recommend that shareholders WITHHOLD votes from F. Philip Handy for poor attendance.
	1.2	Elect Director Jerry L. Starkey		For
	1.3	Elect Director Kathleen M. Shanahan		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.14 percent is within the allowable cap for this company of 19.61 percent.

Equity grants of stock options to top five named executive officers is 33.13 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

05/19/04 - A	Webex Communications, Inc. *WEBX*		94767L109			03/31/04		1,096
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Websense, Inc. *WBSN*		947684106			04/05/04		918
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/14/04 - A	Weis Markets, Inc. *WMK*		948849104			02/20/04		460
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert F. Weis		Withhold

We recommend a vote FOR the directors with the exceptions of insiders William R. Mills, Norman S. Rich, Jonathan H. Weis, and Robert F. Weis. We recommend that shareholders WITHHOLD votes from William R. Mills, Norman S. Rich, Jonathan H. Weis, and Robert F. Weis for failure to establish an independent nominating committee and failure to establish a majority-independent board.

	1.2	Elect Director Jonathan H. Weis		Withhold
	1.3	Elect Director Norman S. Rich		Withhold
	1.4	Elect Director William R. Mills		Withhold
	1.5	Elect Director Michael M. Apfelbaum		For
	1.6	Elect Director Richard E. Shulman		For
	1.7	Elect Director Steven C. Smith		For
	2	Ratify Auditors		For	For		Mgmt

05/18/04 - A	Wellman, Inc. *WLM*		949702104			03/31/04		1,415
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James B. Baker		For
	1.2	Elect Director Thomas M. Duff		For
	1.3	Elect Director Richard F. Heitmiller		For
	1.4	Elect Director Gerard J. Kerins		For
	1.5	Elect Director David J. Mckittrick		For
	1.6	Elect Director James E. Rogers		For
	1.7	Elect Director Roger A. Vandenberg		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Restricted Stock Plan		For	For		Mgmt

V. Vote RecommendationThe total cost of the company’s plans of 3.34 percent is within the company’s allowable cap of 13.40 percent. Equity grants of stock options to top seven named executive officers is 47.19 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top seven executives.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	WesBanco, Inc. *WSBC*		950810101			03/08/04		819
	1	Elect Directors		For	For		Mgmt

05/19/04 - A	Wesco International, Inc. *WCC*		95082P105			04/05/04		629
	1	Elect Directors		For	For		Mgmt

04/15/04 - A	West Bancorporation *WTBA*		95123P106			02/06/04		594
	1	Elect Directors		For	For		Mgmt

04/20/04 - A	West Coast Bancorp (Or) *WCBO*		952145100			03/01/04		692
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

05/12/04 - A	West Marine, Inc. *WMAR*		954235107			03/23/04		542
	1	Elect Directors		For	For		Mgmt

05/04/04 - A	West Pharmaceutical Services, Inc. *WST*		955306105			03/25/04		451
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
		V. Vote Recommendation The total cost of the company’s plans of 9.81 percent is within the allowable cap for this company of 10.95 percent.

Equity grants of stock options to top five named executive officers is 41.72 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top five executives.

	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	Westar Energy, Inc. *WR*		95709T100			03/26/04		3,120
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director B. Anthony Isaac		For

We recommend a vote FOR the directors with the exception of affiliated outsider John C. Nettels, Jr.. We recommend that shareholders WITHHOLD votes from John C. Nettels, Jr. for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Michael F. Morrissey		For
	1.3	Elect Director John C. Nettels, Jr.		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Nomination Procedures for the Board		Against	Against		ShrHoldr

The responsibility of selecting candidates to serve on the board rests with the company’s Nominating and Corporate Governance Committee. The committee evaluates the qualifications and areas of expertise of current directors and identifies areas for enhancement to ensure a balance of skills, strengths, and diversity among the directors. The company’s proxy materials state that the committee establishes criteria for membership on the board to ensure members have the appropriate skills to contribute to the functioning of the board. The committee considers candidates identified by outside directors, candidates identified by an executive search firm retained by the company for that purpose, and candidates suggested by shareholders.  In the view of many shareholders, the current director election system simply creates self-perpetuating boards: incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.  Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, he is unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest).  In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include their director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, demonstrating shareholder dissatisfaction with a company’s proxy process: (1) one or more directors at a company receive withhold votes of 35 percent or more of the votes cast or (2) a shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast. If one of these conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the shares (owned for at least two years). The number of shareholder nominees permitted would be dictated by the size of the board: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. In light of: (1) the SEC’s proposed new rule regarding open access and (2) the fact that the company maintains a Nominating and Corporate Governance Committee, which considers candidates identified by outside directors, candidates identified by an executive search firm retained by the company for that purpose, and candidates suggested by shareholders, we do not believe this item warrants shareholder support.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	Westcorp, Inc *WES*		957907108			03/11/04		731
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Judith M. Bardwick		For

We recommend a vote FOR the directors with the exception of James R. Dowlan and Ernest S. Rady. We recommend shareholders WITHHOLD votes from James R. Dowlan for standing as an affiliated outsider on the Compensation Committee and from James R. Dowlan and Ernest S. Rady for failure to establish a majority independent board.

	1.2	Elect Director James R. Dowlan		Withhold
	1.3	Elect Director Duane A. Nelles		For
	1.4	Elect Director Ernest S. Rady		Withhold
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Western Sierra Bancorp *WSBA*		959522103			03/31/04		200
	1	Elect Directors		For	For		Mgmt
	2	Approve Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.27 percent is above the allowable cap for this company of 6.54 percent.
	3	Ratify Auditors		For	For		Mgmt

05/26/04 - A	Western Wireless Corporation *WWCA*		95988E204			03/26/04		2,764
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John W. Stanton		For
	1.2	Elect Director John L. Bunce, Jr.		For
	1.3	Elect Director Mitchell R. Cohen		For
	1.4	Elect Director Daniel J. Evans		For
	1.5	Elect Director Theresa E. Gillespie		For
	1.6	Elect Director Jonathan M. Nelson		For
	1.7	Elect Director Peggy V. Phillips		For
	1.8	Elect Director Mikal J. Thomsen		For
	1.9	Elect Director Peter H. van Oppen		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Westfield Financial, Inc. *WFD*		96008D101			03/26/04		223
	1	Elect Directors		For	For		Mgmt

05/19/04 - A	Westinghouse Air Brake Technologies Corp *WAB*		929740108			03/22/04		1,439
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Westmoreland Coal Co. *WLB*		960878106			04/05/04		248
	1	Elect Directors		For	For		Mgmt

04/26/04 - A	WFS Financial Inc. *WFSI*		92923B106			03/11/04		530
	1	Elect Directors		For	For		Mgmt
	2	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Ratify Auditors		For	For		Mgmt

03/03/04 - A	White Electronic Designs Corp. *WEDC*		963801105			01/16/04		1,410
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Norman T. Hall		Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Edward A. White and Norman T. Hall. We recommend that shareholders WITHHOLD votes from Norman T. Hall for standing as an affiliated outsider on the Audit and Compensation committees and from Edward A. White for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Thomas M. Reahard		For
	1.3	Elect Director Hamid R. Shokrgozar		For
	1.4	Elect Director Thomas J. Toy		For
	1.5	Elect Director Edward A. White		Withhold
	1.6	Elect Director Jack A. Henry		For
	1.7	Elect Director Paul D. Quadros		For

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Whitehall Jewellers, Inc. *JWL*		965063100			04/30/04		421
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/06/04 - A	Wild Oats Markets, Inc. *OATS*		96808B107			03/08/04		1,128
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/10/04 - A	William Lyon Homes *WLS*		552074106			03/19/04		195
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director William Lyon		For
We recommend a vote FOR the directors with the exception of insider Richard E. Frankel. We recommend that shareholders WITHHOLD votes from Richard E. Frankel for poor attendance.
	1.2	Elect Director Wade H. Cable		For
	1.3	Elect Director James E. Dalton		For
	1.4	Elect Director Richard E. Frankel		Withhold
	1.5	Elect Director William H. Lyon		For
	1.6	Elect Director William H. McFarland		For
	1.7	Elect Director Alex Meruelo		For
	1.8	Elect Director Michael L. Meyer		For
	1.9	Elect Director Randolph W. Westerfield		For
	2	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Wilson Greatbatch Technologies, Inc. *GB*		972232102			04/15/04		911
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward F. Voboril		For
We recommend a vote FOR the directors.
	1.2	Elect Director Pamela G. Bailey		For
	1.3	Elect Director Joseph A. Miller, Jr.		For
	1.4	Elect Director Bill R. Sanford		For
	1.5	Elect Director Peter H. Soderberg		For
	1.6	Elect Director Thomas S. Summer		For
	1.7	Elect Director William B. Summers, Jr.		For
	1.8	Elect Director John P. Wareham		For

06/03/04 - A	Wilsons The Leather Experts Inc. *WLSN*		972463103			04/05/04		689
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/24/04 - S	Wilsons The Leather Experts Inc. *WLSN*		972463103			05/17/04		689
	1	Approve Issuance of Shares for a Private Placement		For	For		Mgmt

Conclusion The board appeared to conduct a fair process in determining that the private placement was the best alternative for the company in repaying the 11 1/4% Senior Notes. The company also engaged a financial advisor on this transaction which deemed it fair to the company from a financial point of view. Further, if shareholders do not approve this item, the company expects that it would run out of funds in July 2004, would not be able to borrow under its existing senior credit facility and would not be able to repay the Senior Notes when they mature on Aug. 15, 2004. This transaction will give the company financial flexibility to pay off its Senior Notes. For these reasons, ISS supports this private placement.

12/19/03 - S	Wind River Systems, Inc. *WIND*		973149107			11/21/03		2,539
	1	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 18.18 percent is within the allowable cap for this company of 18.72 percent. Additionally, this plan expressly forbids repricing.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	Wind River Systems, Inc. *WIND*		973149107			04/21/04		3,868
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Winston Hotels, Inc. *WXH*		97563A102			03/10/04		886
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Wintrust Financial Corp. *WTFC*		97650W108			04/07/04		919
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bruce K. Crowther		For
We recommend a vote FOR the directors.
	1.2	Elect Director Bert A. Getz, Jr.		For
	1.3	Elect Director Paul J. Liska		For
	1.4	Elect Director Albin F. Moschner		For
	1.5	Elect Director Ingrid S. Stafford		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.87 percent is within the allowable cap for this company of 19.78 percent.

04/22/04 - A	Wolverine World Wide, Inc. *WWW*		978097103			03/01/04		1,773
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/30/04 - A	Woodhead Industries, Inc. *WDHD*		979438108			12/05/03		225
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/28/04 - A	Woodward Governor Company *WGOV*		980745103			12/01/03		304
	1	Elect Directors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	World Fuel Services Corp. *INT*		981475106			04/14/04		448
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul H. Stebbins		For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Luis R. Tinoco and Richard A. Kassar . We recommend that shareholders WITHHOLD votes from Luis R. Tinoco for standing as an affiliated outsider on the Nominating Committee, and from Richard A. Kassar for standing as an affiliated outsider on the Audit Committee and Nominating committees.

	1.2	Elect Director Michael J. Kasbar		For
	1.3	Elect Director John R. Benbow		For
	1.4	Elect Director Myles Klein		For
	1.5	Elect Director Jerome Sidel		For
	1.6	Elect Director Luis R. Tinoco		Withhold
	1.7	Elect Director Ken Bakshi		For
	1.8	Elect Director Richard A. Kassar		Withhold
	1.9	Elect Director J. Thomas Presby		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.96 percent is within the allowable cap for this company of 15.38 percent.
	4	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	WRIGHT MED GROUP INC *WMGI*		98235T107			03/22/04		734
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 17.25 percent is within the allowable cap for this company of 19.59 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

04/22/04 - A	WSFS Financial Corp. *WSFS*		929328102			03/01/04		217
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John F. Downey		For

We recommend a vote FOR the directors with the exception of affiliated outsider Thomas P. Preston. We recommend that shareholders WITHHOLD votes from Thomas P. Preston for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Thomas P. Preston		Withhold
	1.3	Elect Director Marvin N. Schoenhals		For
	1.4	Elect Director R. Ted Weschler		For
	2	Ratify Auditors		For	For		Mgmt

05/04/04 - A	X-Rite, Inc. *XRIT*		983857103			03/31/04		817
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Peter M. Banks		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Peter M. Banks. We recommend that shareholders WITHHOLD votes from Peter M. Banks for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Michael C. Ferrara		For
	1.3	Elect Director L. Peter Frieder		For
	1.4	Elect Director Ronald A. Vandenberg		For
	2	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Yadkin Valley Bank & Trust Co. *YAVY*		984308106			02/27/04		300
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director J.T. Alexander, Jr.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Ralph L. Bentley, Md		For
	1.3	Elect Director Faye E. Cooper		For
	1.4	Elect Director Harry M. Davis		For
	1.5	Elect Director Joe B. Guyer		For
	1.6	Elect Director James A. Harrell, Jr.		For
	1.7	Elect Director William A. Long		For
	1.8	Elect Director Daniel J. Park		For
	1.9	Elect Director Eldon H. Parks		For
	1.10	Elect Director James L. Poindexter		For
	1.11	Elect Director James N. Smoak		For
	1.12	Elect Director Harry C. Spell		For
	1.13	Elect Director Hal M. Stuart		For
	1.14	Elect Director C. Kenneth Wilcox		For
	2	Authorize Share Repurchase Program		For	For		Mgmt
Share repurchases can help bolster the company’s stock price and provide liquidity for prospective sellers. We have no objection to this proposal.

06/03/04 - A	Yardville National Bancorp *YANB*		985021104			04/23/04		324
	1	Elect Directors		For	For		Mgmt

05/20/04 - A	Yellow Roadway Corp. *YELL*		985577105			03/22/04		1,857
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.02 percent is within the allowable cap for this company of 10.86 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	York International Corp *YRK*		986670107			03/24/04		1,799
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.78 percent is within the allowable cap for this company of 11.48 percent.
	4	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Young Broadcasting Inc. *YBTVA*		987434107			03/30/04		566
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bernard F. Curry		For

We recommend a vote FOR the directors with the exception of insiders Vincent J. Young, Adam Young, James A. Morgan, Deborah A. McDermott, and affiliated outsider Richard C. Lowe. We recommend that shareholders WITHHOLD votes from Vincent J. Young, Adam Young, James A. Morgan, Deborah A. McDermott, and Richard C. Lowe for failure to establish an independent nominating committee and for failure to establish majority board independence.

	1.2	Elect Director Alfred J. Hickey, Jr.		For
	1.3	Elect Director David C. Lee		For
	1.4	Elect Director Leif Lomo		For
	1.5	Elect Director Richard C. Lowe		Withhold

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Deborah A. McDermott		Withhold
	1.7	Elect Director James A. Morgan		Withhold
	1.8	Elect Director Adam Young		Withhold
	1.9	Elect Director Vincent J. Young		Withhold
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.37 percent is above the allowable cap for this company of 5.06 percent.
	3	Approve Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

05/05/04 - A	Young Innovations, Inc. *YDNT*		987520103			03/15/04		182
	1	Elect Directors		For	For		Mgmt

05/26/04 - A	Zenith National Insurance Corp. *ZNT*		989390109			03/29/04		382
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Max M. Kampelman		For
	1.2	Elect Director Robert J. Miller		For
	1.3	Elect Director Leon E. Panetta		For
	1.4	Elect Director Catherine B. Reynolds		For
	1.5	Elect Director Alan I. Rothenberg		For
	1.6	Elect Director William S. Sessions		For
	1.7	Elect Director Gerald Tsai, Jr.		For
	1.8	Elect Director Michael Wm. Zavis		For
	1.9	Elect Director Stanley R. Zax		For
	2	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 3.08 percent is within the allowable cap for this company of 14.98 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Zhone Technologies, Inc.		98950P108			03/22/04		1,700
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/30/04 - S	Zhone Technologies, Inc.		98950P108			05/25/04		1,700
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

ISS Conclusion: Based on the sensible strategic rationale, the modest market premium paid for control of Sorrento, the potential cost and revenue synergies to be derived from the proposed combination, the accretive nature of the deal, the unprofitable historical financial performance of the company as a standalone entity, and the valuation work the company’s financial advisor, we believe the issuance of shares pursuant to the merger agreement warrants shareholder support.

02/11/04 - A	Zoll Medical Corp. *ZOLL*		989922109			12/09/03		257
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard A. Packer		For
We recommend a vote FOR the directors.
	1.2	Elect Director James W. Biondi, M.D.		For
	1.3	Elect Director Robert J. Halliday		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.92 percent is within the allowable cap for this company of 19.59 percent. Additionally, this plan expressly forbids repricing.

06/18/04 - A	Zoran Corp. *ZRAN*		98975F101			04/28/04		1,805
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 28.75 percent is above the allowable cap for this company of 19.67 percent.

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 27.32 percent is above the allowable cap for this company of 19.67 percent.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Zymogenetics Inc. *ZGEN*		98985T109			04/26/04		581
	1	Elect Directors		For	For		Mgmt

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

ETrade Technology Index Fund - WAM-608

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/05/04 - A	ACCENTURE LTD BERMUDA *ACN*		G1150G111			12/08/03		10,751
	1	Appoint Dennis F. Hightower, William L. Kimsey, Robert I. Lipp, and Wulf von Schimmelmann as Directors		For	For		Mgmt
	2	Approve KPMG LLP as Independent Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

We prefer that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders’ interest by avoiding potential conflicts that might interfere with the auditor’s independent judgment. In the future, we will continue to monitor the company’s payment for audit fees relative to its non-audit fees.  This is a routine item.

	3	Transact Other Business (Non-Voting)		None	None		Mgmt

12/29/03 - S	Activision, Inc. *ATVI*		004930202			12/01/03		2,482
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 175,000,000 shares.

03/02/04 - A	ADC Telecommunications, Inc. *ADCT*		000886101			01/07/04		20,116
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert Annunziata		For
We recommend a vote FOR the directors.
	1.2	Elect Director John J. Boyle III		For
	1.3	Elect Director Larry W. Wangberg		For
	1.4	Elect Director Robert E. Switz		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.50 percent is within the allowable cap for this company of 12.16 percent. Additionally, this plan expressly forbids repricing.
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 1,200,000,000 shares is below the allowable threshold of 1,860,000,000 shares.
	4	Ratify Auditors		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Adobe Systems Inc. *ADBE*		00724F101			03/03/04		5,661
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.27 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.
	3	Expense Stock Options		Against	For		ShrHoldr
	4	Adopt a Plocy that will Committ Executives to Hold a Significant Percentage of their Shares		Against	For		ShrHoldr

In this case, although the company has the holding period requirement of 25 percent of the net shares for two years, it does not appear that the executives have significant holding of outright shares. Per the company’s 2004 proxy, most of executives’ beneficial stock ownership is in the form of options. In the absence of any long-term ownership requirement, ISS recommends a vote FOR this proposal.

	5	Ratify Auditors		For	For		Mgmt

04/15/04 - A	ADTRAN, Inc. *ADTN*		00738A106			03/01/04		1,902
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Advanced Fibre Communications, Inc. *AFCI*		00754A105			03/23/04		2,215
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Advanced Micro Devices, Inc. *AMD*		007903107			03/01/04		8,737
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director W. J. Sanders III		For
	1.2	Elect Director Hector de J. Ruiz		For
	1.3	Elect Director W. Michael Barnes		For
	1.4	Elect Director Charles M. Blalack		For
	1.5	Elect Director R. Gene Brown		For
	1.6	Elect Director Bruce Claflin		For
	1.7	Elect Director H. Paulett Eberhart		For
	1.8	Elect Director Robert B. Palmer		For
	1.9	Elect Director Leonard M. Silverman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.08 percent is within the allowable cap for this company of 12.73 percent.

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Advent Software, Inc. *ADVS*		007974108			03/17/04		813
	1	Elect Directors		For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 24.50 percent is above the allowable cap for this company of 19.88 percent.
	3	Amend Stock Option Plan		For	Against		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 23.63 percent is above the allowable cap for this company of 19.88 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan. Equity grants including stock options and restricted stock to top five named

	4	Ratify Auditors		For	For		Mgmt

10/30/03 - A	Affiliated Computer Services, Inc. *ACS*		008190100			09/19/03		3,190
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Darwin Deason		For
We recommend a vote FOR the directors.
	1.2	Elect Director Jeffrey A. Rich		For
	1.3	Elect Director Mark A. King		For
	1.4	Elect Director Joseph P. O’Neill		For
	1.5	Elect Director Frank A. Rossi		For
	1.6	Elect Director J. Livingston Kosberg		For
	1.7	Elect Director Dennis McCuistion		For
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/19/04 - A	Agere Systems Inc *AGR.A*		00845V100			12/22/03		19,434
	1	Elect Directors		For	For		Mgmt

02/19/04 - A	Agere Systems Inc *AGR.A*		00845V209			12/22/03		23,039
	1	Elect Directors		For	For		Mgmt

03/02/04 - A	Agilent Technologies Inc. *A*		00846U101			01/05/04		11,565
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James G. Cullen		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert L. Joss		For
	1.3	Elect Director Walter B. Hewlett		For
	2	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Akamai Technologies, Inc. *AKAM*		00971T101			03/31/04		3,000
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.28 percent is within the allowable cap for this company of 19.79 percent.
	3	Ratify Auditors		For	For		Mgmt

06/08/04 - A	ALLIANCE DATA SYSTEMS CORP *ADS*		018581108			04/14/04		1,977
	1	Elect Directors		For	For		Mgmt

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Altera Corp. *ALTR*		021441100			03/16/04		9,230
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Daane		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert W. Reed		For
	1.3	Elect Director Charles M. Clough		For
	1.4	Elect Director Robert J. Finocchio Jr		For
	1.5	Elect Director Kevin Mcgarity		For
	1.6	Elect Director Paul Newhagen		For
	1.7	Elect Director William E. Terry		For
	1.8	Elect Director Susan Wang		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 12.23 percent is within the allowable cap for this company of 12.66 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Approve Option Expensing		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	Amazon.com, Inc. *AMZN*		023135106			03/29/04		9,771
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey P. Bezos		For
	1.2	Elect Director Tom A. Alberg		For
	1.3	Elect Director L. John Doerr		For
	1.4	Elect Director William B. Gordon		For
	1.5	Elect Director Myrtle S. Potter		For
	1.6	Elect Director Thomas O. Ryder		For
	1.7	Elect Director Patricia Q. Stonesifer		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

In this case, we note that in 2002 the company switched to a restricted stock unit program, with awards issued under the 1997 Stock Incentive Plan. Such awards are to serve as the primary vehicle for employee stock-based compensation. Management states that, under the program, the committee has discretion in determining the criteria for the granting, vesting, or forfeiture of restricted stock units, which may include performance goals or may be based on other factors, such as continued employment.

While we support certain features of the restricted stock proposal, such as granting restricted stock based on achievement of performance criteria and benchmarks, we believe the proposal is restrictive given the fact that the proponent asks for a complete substitution of options with restricted stock.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/22/04 - A	Amdocs Limited *DOX*		G02602103			11/28/03		5,394
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Bruce Anderson as Director		Withhold
We recommend shareholders WITHHOLD votes from Bruce Anderson, Avinoam Naor, Dov Baharav, and Robert Minicucci for standing as insiders on the Compensation Committee.
	1.2	Elect Avinoam Naor as Director		Withhold
	1.3	Elect Adrian Gardner as Director		For
	1.4	Elect Dov Baharav as Director		Withhold
	1.5	Elect Julian Brodsky as Director		For
	1.6	Elect Eli Gelman as Director		For
	1.7	Elect Charles Foster as Director		For
	1.8	Elect James Kahan as Director		For
	1.9	Elect Nehemia Lemelbaum as Director		For
	1.10	Elect John McLennan as Director		For
	1.11	Elect Robert Minicucci as Director		Withhold
	1.12	Elect Mario Segal as Director		For
	2	Accept Financial Statements For Fiscal Year 2003		For	For		Mgmt
This is a routine item.
	3	Amend 1998 Stock Option and Incentive Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.56 percent is within the allowable cap for this company of 12.65 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Ernst & Young Auditors and Authorize Audit Committee of Board to Fix Their Remuneration		For	For		Mgmt
This is a routine item.

05/26/04 - A	Amphenol Corp. *APH*		032095101			03/29/04		1,081
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew E. Lietz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Martin H. Loeffler		For
	1.3	Elect Director Michael W. Michelson		For
	2	Ratify Auditors		For	For		Mgmt
	3	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 160,000,000 shares.
	4	Approve Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.14 percent is within the allowable cap for this company of 12.65 percent.
	5	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/09/04 - A	Analog Devices, Inc. *ADI*		032654105			01/16/04		9,005
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

02/10/04 - A	Andrew Corp. *ANDW*		034425108			12/12/03		2,448
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John G. Bollinger, Ph.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director Philip Wm. Colburn		For
	1.3	Elect Director Thomas A. Donahoe		For
	1.4	Elect Director Ralph E. Faison		For
	1.5	Elect Director Jere D. Fluno		For
	1.6	Elect Director William O. Hunt		For
	1.7	Elect Director Charles R. Nicholas		For
	1.8	Elect Director Robert G. Paul		For
	1.9	Elect Director Gerald A. Poch		For
	1.10	Elect Director Glen O. Toney, Ph.D.		For
	1.11	Elect Director Dennis L. Whipple		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Anteon International Corp. *ANT*		03674E108			03/29/04		866
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.21 percent is within the allowable cap for this company of 19.55 percent.
	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Apple Computer, Inc. *AAPL*		037833100			02/24/04		8,896
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William V. Campbell		For
We recommend a vote FOR the directors.
	1.2	Elect Director Millard S. Drexler		For
	1.3	Elect Director Albert A. Gore, Jr.		For
	1.4	Elect Director Steven P. Jobs		For
	1.5	Elect Director Arthur D. Levinson		For
	1.6	Elect Director Jerome B. York		For
	2	Ratify Auditors		For	For		Mgmt
	3	Limit Executive Compensation		Against	Against		ShrHoldr

03/24/04 - A	Applied Materials, Inc. *AMAT*		038222105			01/30/04		40,907
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael H. Armacost		For
We recommend a vote FOR the directors.
	1.2	Elect Director Deborah A. Coleman		For
	1.3	Elect Director Herbert M. Dwight, Jr.		For
	1.4	Elect Director Philip V. Gerdine		For
	1.5	Elect Director Paul R. Low		For
	1.6	Elect Director Dan Maydan		For
	1.7	Elect Director Steven L. Miller		For
	1.8	Elect Director James C. Morgan		For
	1.9	Elect Director Gerhard H. Parker		For
	1.10	Elect Director Michael R. Splinter		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.08 percent is within the allowable cap for this company of 12.63 percent. Additionally, this plan expressly forbids repricing.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Ariba, Inc. *ARBA*		04033V104			05/14/04		6,797
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

Conclusion: The transaction offers Ariba a complementary product offering that may enable the combined company to improve its growth rate through offering a more complete solution to its customers. In addition, the company estimates $25 million in annual cost savings by combining operations with FreeMarkets. The cost synergies represent approximately 6.3 percent of the combined company’s operating expense base using pro forma combined consolidated statements for the year ended Sept. 30, 2003. The valuation work done by the financial advisor indicates the merger consideration is in-line with comparable companies and premiums on precedent transactions. Based on the cost synergies, strategic fit, and fairness opinion, we recommend shareholders support the issuance of shares to complete the transaction with FreeMarkets.

	2	Approve Reverse Stock Split		For	For		Mgmt
However, the effective increase falls within ISS’s allowable cap for proposed increases in common stock.
	3	Elect Director Richard Wallman		For	For		Mgmt
We recommend a vote FOR the directors.
	4	Elect Director Thomas Monahan		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

05/27/04 - A	Arrow Electronics, Inc. *ARW*		042735100			03/29/04		2,484
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.43 percent is within the allowable cap for this company of 7.68 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/18/04 - A	Ascential Software Corp. *ASCL*		04362P207			04/26/04		1,494
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director David J. Ellenberger		For
We recommend a vote FOR the directors.
	1.2	Elect Director William J. Weyand		For
	2	Reduce Authorized Common Stock		For	For		Mgmt
We believe this proposal is in shareholders’ best interests because it would limit future dilution of their investment.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

06/25/04 - A	Ase Test Ltd *ASTSF*		Y02516105			04/01/04		2,500
Meeting for Holders of ADRs
	1	TO ADOPT THE 2003 ACCOUNTS AND REPORTS		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	AUTHORITY TO ISSUE SHARES		For	For		Mgmt
	4	AUTHORITY TO ISSUE SECURITIES		For	For		Mgmt
	5	TO APPROVE THE 2004 SHARE OPTION PLAN		For	Against		Mgmt

Although the number of shares allocated for the 2004 plan is well within ISS standards, it is to be noted that a further issuance of new shares pursuant to the 2000 scheme may very well increase the dilution level of the company’s issued capital collectively. Given the lack of pertinent information, ISS is given no choice but to vote against this request.

	6	TO APPROVE THE CONTINUED ADOPTION OF THE DIVIDEND POLICY OF THE COMPANY		For	For		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/27/04 - A/S	Ati Technologies Inc. *ATY.*		001941103			12/22/03		6,007
	1	Elect John E. Caldwell, Ronald Chwang, James D. Fleck, K.Y Ho, Alan D. Horn, Paul Russo, Robert A. Young as Directors		For	For		Mgmt
	2	Approve KPMG LLP as Auditors and Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	3	Amend Restricted Share Unit Plans to Allow Availability of the Common Shares Allocated under the Option Plan to The RSU Plans		For	Against		Mgmt

Vote Recommendation The total cost of the company’s plans of 11.81 percent is above the allowable cap for this company of 10.09 percent. Following the introduction of the new annual compensation package for non-management directors, stock options and RSUs have been excluded from director compensation. This is in line with our policy of director compensation excluding stock options that are administered by the board with a view to precluding the possibility of self-dealing by directors in options. Directors who are able to grant themselves options without limit could find their independence compromised.  We recommend a vote against this resolution owing to the excess cost to the company over and above the benchmark.

05/12/04 - A	Atmel Corp. *ATML*		049513104			03/16/04		11,749
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director George Perlegos		Withhold

We recommend a vote FOR the directors with the exceptions of insiders George Perlegos, Gust Perlegos, Tsung-Ching Wu, and affiliated outsider Norm Hall. We recommend that shareholders WITHHOLD votes from George Perlegos, Gust Perlegos and Tsung-Ching Wu for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Norm Hall for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board.

	1.2	Elect Director Gust Perlegos		Withhold
	1.3	Elect Director Tsung-Ching Wu		Withhold
	1.4	Elect Director T. Peter Thomas		For
	1.5	Elect Director Norm Hall		Withhold
	1.6	Elect Director Pierre Fougere		For
	1.7	Elect Director Dr. Chaiho Kim		For
	1.8	Elect Director David Sugishita		For
	2	Ratify Auditors		For	For		Mgmt

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/17/04 - A	Autodesk, Inc. *ADSK*		052769106			05/05/04		2,822
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Carol A. Bartz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mark A. Bertelsen		For
	1.3	Elect Director Crawford W. Beveridge		For
	1.4	Elect Director J. Hallam Dawson		For
	1.5	Elect Director Michael J. Fister		For
	1.6	Elect Director Per-Kristian Halvorsen		For
	1.7	Elect Director Steven Scheid		For
	1.8	Elect Director Mary Alice Taylor		For
	1.9	Elect Director Larry W. Wangberg		For
	2	Ratify Auditors		For	For		Mgmt
	3	Adopt Policy Regarding Equity-Based Compensation for Executives		Against	For		ShrHoldr

According to the NACD Blue Ribbon Commission Report on Executive Compensation issued in 2003, one of the core compensation principles that the commission has identified is the long-term value for shareholders. The commission believes that a commitment to long-term stock ownership by management is the best way to align executives’ interests with shareholders. Furthermore, compensation committees should strive to motivate not only short-term but also long-term performance from CEOs and their teams. The commission suggested that companies set stock ownership guidelines as some multiple of salary, put longer holding periods on stock acquired on exercise of options or received via grants, and require top executives to hold stock at least six months after leaving the company. ISS takes a case-by-case approach on non-binding shareholder proposals requesting that companies adopt retention ratios for their executives, taking into account whether the company maintains other mechanisms that promote the long-term value for shareholders. Such mechanisms include rigorous stock ownership guidelines (a rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives), a short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or a meaningful retention ratio (a meaningful retention ratio would be at least 50 percent for full tenure). The company does not maintain any of the aforementioned mechanisms to promote the long-term value for shareholders. Specifically, the company does not have executive stock ownership guidelines or holding periods on stock acquired on exercise of options.  Although the options granted to executives vest over four years, the executives have the flexibility in exercising these options at any time before they expire. Once vested, executives would be able to exercise their options at opportune times and sell the shares before a market decline, leaving investors to suffer the consequences. Given that the company does not maintain any of the aforementioned mechanisms that promote the long-term value for shareholders, we believe that support for this non-binding proposal sends a strong message to the board to require executives to have a long-term stake in the company. Therefore, executives are committed to promote the long-term value for shareholders.

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/26/04 - A	Avaya Inc *AV*		053499109			12/31/03		10,398
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Joseph P. Landy		For
We recommend a vote FOR the directors.
	1.2	Elect Director Mark Leslie		For
	1.3	Elect Director Donald K. Peterson		For
	1.4	Elect Director Anthony P. Terracciano		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.08 percent is within the allowable cap for this company of 12.34 percent. Additionally, this plan expressly forbids repricing.
	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS notes that the proponent does not provide company-specific data to support this proposal. Further, the proposed formulaic cap is restrictive and would limit the company’s ability to attract and retain executive leadership in the marketplace. Additionally, a committee comprised solely of independent directors determines the CEO’s compensation after considering factors including company and individual performance and market data.

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Avid Technology, Inc. *AVID*		05367P100			03/31/04		702
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/10/04 - A	Avocent Corporation *AVCT*		053893103			04/30/04		1,158
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Axcelis Technologies Inc *ACLS*		054540109			03/08/04		2,434
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gary L. Tooker		For

We recommend a vote FOR the directors with the exception of affiliated outsider Alexander M. Cutler. We recommend that shareholders WITHHOLD votes from Alexander M. Cutler for standing as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Patrick H. Nettles		For
	1.3	Elect Director Alexander M. Cutler		Withhold
	2	Ratify Auditors		For	For		Mgmt

06/11/04 - A	BEA Systems, Inc. *BEAS*		073325102			04/30/04		9,792
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dean O. Morton		Withhold

We recommend a vote FOR George Reyes but WITHHOLD votes from independent outsider Dean O. Morton. We recommend that shareholders WITHHOLD votes from Audit Committee member Dean O. Morton for paying excessive non-audit fees.

	1.2	Elect Director George Reyes		For
	2	Ratify Auditors		For	Against		Mgmt

05/11/04 - A	Benchmark Electronics, Inc. *BHE*		08160H101			03/31/04		1,000
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.40 percent is within the allowable cap for this company of 19.79 percent.
	3	Ratify Auditors		For	For		Mgmt

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Borland Software corp. *BORL*		099849101			03/31/04		2,003
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William F. Miller		For
We recommend a vote FOR the directors.
	1.2	Elect Director Laura S. Unger		For
	1.3	Elect Director T. Michael Nevens		For
	2	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	3	Ratify Auditors		For	For		Mgmt

04/29/04 - A	Broadcom Corp. *BRCM*		111320107			03/05/04		5,721
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director George L. Farinsky		For
We recommend a vote FOR the directors.
	1.2	Elect Director John Major		For
	1.3	Elect Director Alan E. Ross		For
	1.4	Elect Director Henry Samueli, Ph.D.		For
	1.5	Elect Director Robert E. Switz		For
	1.6	Elect Director Werner F. Wolfen		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 63.26 percent is above the allowable cap for this company of 12.40 percent. Additionally, this company has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors		For	For		Mgmt

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/07/04 - A	Brocade Communications Systems *BRCD*		111621108			02/17/04		6,471
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Neal Dempsey		Withhold
We recommend a vote FOR Larry W. Sonsini and a WITHHOLD for Neal Dempsey.
	1.2	Elect Director Larry W. Sonsini		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 21.23 percent is above the allowable cap for this company of 19.44 percent.

11/20/03 - A	CACI International, Inc. *CAI*		127190304			09/24/03		712
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/15/04 - A	Cadence Design Systems, Inc. *CDN*		127387108			04/23/04		6,558
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director H. Raymond Bingham		For
We recommend a vote FOR the directors with the exception of independent outsider Sean M. Maloney. We recommend that shareholders WITHHOLD votes from Sean M. Maloney for poor attendance.
	1.2	Elect Director Susan L. Bostrom		For
	1.3	Elect Director Donald L. Lucas		For
	1.4	Elect Director Sean M. Maloney		Withhold
	1.5	Elect Director Alberto Sangiovanni-Vincentelli		For
	1.6	Elect Director George M. Scalise		For
	1.7	Elect Director John B. Shoven		For
	1.8	Elect Director Roger S. Siboni		For
	1.9	Elect Director Lip-Bu Tan		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 15.42 percent is above the allowable cap for this company of 12.56 percent. Additionally, this company has repriced stock options without shareholder approval in the past.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	CDW Corp. *CDWC*		12512N105			04/01/04		1,992
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michelle L. Collins		For
	1.2	Elect Director Casey G. Cowell		For
	1.3	Elect Director John A. Edwardson		For
	1.4	Elect Director Daniel S. Goldin		For
	1.5	Elect Director Donald P. Jacobs		For
	1.6	Elect Director Michael P. Krasny		For
	1.7	Elect Director Terry L. Lengfelder		For
	1.8	Elect Director Susan D. Wellington		For
	1.9	Elect Director Brian E. Williams		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 11.53 percent is above the allowable cap for this company of 10.16 percent.

05/05/04 - A	Celestica Inc. *CLS.*		15101Q108			03/12/04		4,648
Meeting For Subordinate Voting and Multiple Voting Shareholders
	1	Elect Robert Crandall, William Etherington, Richard Love, Anthony Melman, Gerald Schwartz, Charles Szuluk, Don Tapscott as Directors		For	For		Mgmt
	2	Approve Auditors and Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Ceridian Corporation *CEN*		156779100			03/16/04		3,771
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William J. Cadogan		For
	1.2	Elect Director Nicholas D. Chabraja		For
	1.3	Elect Director Robert H. Ewald		For
	1.4	Elect Director Ronald T. LeMay		For
	1.5	Elect Director George R. Lewis		For
	1.6	Elect Director Ronald L. Turner		For
	1.7	Elect Director Carole J. Uhrich		For
	1.8	Elect Director Alan F. White		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.98 percent is within the allowable cap for this company of 12.58 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

05/13/04 - A	CERTEGY INC *CEY*		156880106			03/15/04		1,588
	1	Elect Directors		For	For		Mgmt

06/30/04 - A	Check Point Software Technologies Inc *CHKP*		M22465104			05/21/04		6,137
Meeting for Holders of ADRs
	1	ELECTION OF DIRECTORS (OTHER THAN OUTSIDE DIRECTORS): (NOTE: DIRECTORS ARE ELECTED AS A GROUP, NOT INDIVIDUALLY): GIL SHWED, MARIUS NACHT, DAVID RUBNER, TAL SHAVIT.		For	For		Mgmt
	2	TO RATIFY THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003.		For	For		Mgmt
	3	TO RATIFY THE APPOINTMENT AND COMPENSATION OF THE COMPANY S INDEPENDENT PUBLIC ACCOUNTANTS.		For	For		Mgmt

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	TO APPROVE AMENDMENT TO DIRECTORS COMPENSATION.		For	Against		Mgmt

ISS advocates that directors align their interests with those of shareholders through share ownership in the company. But the level of dilution exceeds our guidelines for growth-oriented companies. Our guidelines establish that shares available for all option plans, when an absolute number is specified, represent no more than 10 percent of a company’s outstanding shares.

	5	TO APPROVE EXECUTIVE OFFICERS COMPENSATION.		For	Against		Mgmt
Our guidelines establish that shares available for all option plans, when an absolute number is specified, represent no more than 10 percent of a company’s outstanding shares.

04/29/04 - A	ChoicePoint Inc. *CPS*		170388102			03/10/04		2,088
	1	Elect Directors		For	For		Mgmt
	2	Approve Deferred Compensation Plan		For	For		Mgmt

We recommend a vote for this proposal. This proposal would allow non-employee directors and key employees to defer their compensation in the form of stock which would further align their interests with those of shareholders. While key employees can receive contributions from the company in addition to their deferrals, this proposal would alter the medium of exchange from cash to common stock.

	3	Ratify Auditors		For	For		Mgmt

03/10/04 - A	CIENA Corporation *CIEN*		171779101			01/20/04		11,811
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Patrick H. Nettles		For
We recommend a vote FOR the directors.
	1.2	Elect Director John R. Dillon		For
	1.3	Elect Director Lawton W. Fitt		For

05/13/04 - A	Citrix Systems, Inc. *CTXS*		177376100			03/15/04		4,109
	1	Elect Directors		For	For		Mgmt
	2	Expense Stock Options		Against	For		ShrHoldr

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Cognizant Technology Solutions Corp. *CTSH*		192446102			04/13/04		1,542
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock and Eliminate Class of Common Stock		For	For		Mgmt

The requested increase of 225,000,000 shares is above the allowable threshold of 206,250,000 shares. However, the proposal also seeks elimination of authorization of Class B common stock, which ISS supports. On balance, given that the proposed increase in authorized shares fails by a small amount coupled with the elimination of authorization of Class B common stock causes us to recommend a vote in favor of this proposal.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 15.89 percent is above the allowable cap for this company of 12.74 percent.

	4	Approve Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	5	Ratify Auditors		For	For		Mgmt

06/23/04 - A/S	Cognos Inc. *CSN.*		19244C109			04/26/04		2,260
	1	Elect Directors		For	For		Mgmt
	2	Ratify Ernst & Young LLP as Auditors		For	For		Mgmt
	3	Amend 2003 - 2008 Stock Option Plan		For	For		Mgmt

Vote Recommendation The total cost of the company’s plans of 6.28 percent is within the allowable cap for this company of 7.03 percent. Additionally, this plan expressly forbids repricing and the participation of outside directors.

	4	Eliminate Class of Preferred Stock		For	For		Mgmt

12/16/03 - A	Comverse Technology, Inc. *CMVT*		205862402			10/28/03		4,741
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kobi Alexander		For
We recommend a vote FOR the directors.
	1.2	Elect Director Raz Alon		For
	1.3	Elect Director Itsik Danziger		For
	1.4	Elect Director John H. Friedman		For
	1.5	Elect Director Ron Hiram		For

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.6	Elect Director Sam Oolie		For
	1.7	Elect Director William F. Sorin		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Ratify Auditors		For	For		Mgmt

06/15/04 - A	Comverse Technology, Inc. *CMVT*		205862402			04/27/04		4,841
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 8.09 percent is within the allowable cap for this company of 10.60 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

02/26/04 - S	Concord EFS, Inc.		206197105			01/16/04		11,338
	1	Approve Merger Agreement		For	For		Mgmt

Despite an adverse impact on shareholder rights for Concord shareholders, there is a strong strategic rationale for this deal. The combined company would have a dominant position in the debit card market and is expected to achieve annual synergies of $205 million by 2006. With respect to the merger consideration, it represents a premium of 52.6 percent over the closing price of Concord’s stock on the last trading day prior to the merger announcements in the media. Additionally, the increase in the company’s stock price on news of the resolution of antitrust issues that were hindering the merger indicates strong shareholder support for the transaction.

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - A	Conexant Systems, Inc. *CNXT*		207142100			01/02/04		6,964
	1	Approve Merger Agreement		For	For		Mgmt
Conclusion: Based on the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.
	2	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 14.27 percent is above the allowable cap for this company of 12.61 percent. Additionally, this company has repriced stock options without shareholder approval in the past.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

VI. Vote Recommendation The total cost of the company’s plans of 22.43 percent is above the allowable cap for this company of 12.61 percent. Additionally, this company has repriced stock options without shareholder approval in the past. The plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director Donald R. Beall		For

We recommend a vote FOR the directors with the exception of affiliated outsider Donald R. Beall. We recommend that shareholders WITHHOLD votes from Donald R. Beall for standing as an affiliated outsider on the Compensation and Nominating Committees.

	4.2	Elect Director Balakrishnan S. Iyer		For
	4.3	Elect Director Jerre L. Stead		For
	5	Ratify Auditors		For	For		Mgmt

04/27/04 - A	Convergys Corp. *CVG*		212485106			03/01/04		3,580
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
Therefore, ISS recommends a vote FOR this proposal.
	3	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative and the company’s matching contribution is reasonable.
	4	Ratify Auditors		For	For		Mgmt

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Corning Inc. *GLW*		219350105			03/01/04		32,731
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeremy R. Knowles		For
We recommend a vote FOR the directors.
	1.2	Elect Director Eugene C. Sit		For
	1.3	Elect Director William D. Smithburg		For
	1.4	Elect Director Hansel E. Tookes II		For
	1.5	Elect Director Wendell P. Weeks		For
	2	Ratify Auditors		For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval, which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. Accordingly, we believe that this proposal warrants shareholder support.

05/28/04 - A	CSG Systems International, Inc. *CSGS*		126349109			03/30/04		1,351
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janice I. Obuchowski		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this item because the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Cymer, Inc. *CYMI*		232572107			03/31/04		865
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Charles J. Abbe		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Audit Committee members and independent outsiders Edward H. Braun for poor attendance, for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, Charles J. Abbe for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill, and Michael R. Gaulke for paying excessive non-audit fees, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill. From Peter J. Simone for standing as an affiliated outsider on the Nominating Committee, and for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill. Lastly from insider Robert P. Akins, affiliated outsider William G. Oldham, independent outsiders Young K. Sohn, and Jon D. Tompkins for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Robert P. Akins		Withhold
	1.3	Elect Director Edward H. Braun		Withhold
	1.4	Elect Director Michael R. Gaulke		Withhold
	1.5	Elect Director William G. Oldham		Withhold
	1.6	Elect Director Peter J. Simone		Withhold
	1.7	Elect Director Young K. Sohn		Withhold
	1.8	Elect Director Jon D. Tompkins		Withhold
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	Against		Mgmt

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	Cypress Semiconductor Corp. *CY*		232806109			03/01/04		2,986
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director T.J. Rodgers		For
We recommend a vote FOR the directors.
	1.2	Elect Director Fred B. Bialek		For
	1.3	Elect Director Eric A. Benhamou		For
	1.4	Elect Director John C. Lewis		For
	1.5	Elect Director Alan F. Shugart		For
	1.6	Elect Director James R. Long		For
	1.7	Elect Director W. Steve Albrecht		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
V. Vote RecommendationThe total cost of the plan of 29.96 percent is above the allowable cap for this company of 12.74 percent.
	3	Ratify Auditors		For	For		Mgmt

12/18/03 - S	Documentum, Inc.		256159104			11/17/03		1,258
	1	Approve Merger Agreement		For	For		Mgmt

06/07/04 - A	DoubleClick Inc. *DCLK*		258609304			04/19/04		3,435
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

11/28/03 - S	DST Systems, Inc. *DST*		233326107			11/10/03		2,998
	1	Approve Reorganization Plan		For	For		Mgmt

Conclusion: At the time of announcement of the definitive agreement, the offer price per DST shares held by Janus was at a discount to market price. As a result of this transaction, DST will hold voting rights on the entire Janus’ holdings despite repurchasing only 81 percent of Janus’ holding of DST. The transaction is expected to be accretive to DST’s earnings and is expected to improve DST’ s access to credit while eliminating a business which did not fit with DST’s core operations. On balance, we believe the agreement warrants shareholder support.

05/11/04 - A	DST Systems, Inc. *DST*		233326107			03/12/04		2,798
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. Edward Allinson		Withhold

We recommend a vote FOR Michael G. Fitt with the exception of affiliated outsider A. Edward Allinson. We recommend that shareholders WITHHOLD votes from A. Edward Allinson for standing as an affiliated outsider on the Audit and Nominating committees.

	1.2	Elect Director Michael G. Fitt		For
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 240,000,000 shares.

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A	EarthLink, Inc. *ELNK*		270321102			03/31/04		4,023
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

06/24/04 - A	eBay Inc. *EBAY*		278642103			04/26/04		15,934
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Philippe Bourguignon		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas J. Tierney		For
	1.3	Elect Director Margaret C. Whitman		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.92 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 11.73 percent is within the allowable cap for this company of 12.74 percent. Additionally, this plan expressly forbids repricing.
	4	Increase Authorized Common Stock		For	Against		Mgmt

The requested increase of 890,000,000 shares is below the allowable threshold of 1,395,000,000 shares. However, the company stated that it could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes in control or management. For instance, without further shareholder approval, the company could adopt a “poison pill” that would, under certain circumstances related to an acquisition of shares that the company did not approve, give certain holders the right to acquire additional shares of common stock at a low price. The company could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board.  Since the additional shares may be used for management entrenchment purposes, ISS recommends voting AGAINST this proposal.

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify Auditors		For	For		Mgmt
	6	Expense Stock Options		Against	For		ShrHoldr

ISS Analysis ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports. However, stock options have become an integral component of compensation and their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse. As such, ISS recommends voting FOR the proposal.

05/25/04 - A	Electronic Data Systems Corp. *EDS*		285661104			03/29/04		11,746
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Roger A. Enrico		For
ISS Conclusion: We recommend a vote FOR all director nominees.
	1.2	Elect Director Ellen M. Hancock		For
	1.3	Elect Director C. Robert Kidder		For
	2	Ratify Auditors		For	For		Mgmt
	3	Declassify the Board of Directors		Against	For		ShrHoldr

ISS Conclusion: The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Therefore, we believe that the shareholder proposal warrants support.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote		Against	For		ShrHoldr

ISS Conclusion: In this case, the company’s rights plan was not approved by shareholders nor does it embody the above features that ISS recommends. We therefore agree with the proponent that the current pill should be put to a shareholder vote or redeemed and that any new pill be put to a shareholder vote.

	5	Amend Vote Requirements to Amend Articles/Bylaws/Charter		Against	For		ShrHoldr
ISS Conclusion: ISS supports any reduction of a company’s voting requirements.

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Electronics For Imaging, Inc. *EFII*		286082102			04/12/04		1,313
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gill Cogan		For
	1.2	Elect Director Jean-Louis Gassee		For
	1.3	Elect Director Guy Gecht		For
	1.4	Elect Director James S. Greene		For
	1.5	Elect Director Dan Maydan		For
	1.6	Elect Director Fred Rosenzweig		For
	1.7	Elect Director Thomas I. Unterberg		For
	1.8	Elect Director David Peterschmidt		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 13.06 percent is within the allowable cap for this company of 19.47 percent. Additionally, this plan expressly forbids repricing.

05/05/04 - A	EMC Corp. *EMC*		268648102			03/08/04		59,188
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.30 percent is within the allowable cap for this company of 12.60 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt
	5	Limit Executive Compensation		Against	Against		ShrHoldr

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/20/03 - A	Emulex Corp. *ELX*		292475209			10/01/03		2,059
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Fred B. Cox		Withhold

We recommend a vote FOR the directors with the exception of Fred B. Cox. We recommend that shareholders WITHHOLD votes from Fred B. Cox for standing as an affiliated outsider on the Compensation Committee and for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Michael P. Downey		For
	1.3	Elect Director Bruce C. Edwards		For
	1.4	Elect Director Paul F. Folino		For
	1.5	Elect Director Robert H. Goon		For
	1.6	Elect Director Don M. Lyle		For
	2	Approve Option Exchange Program		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

01/20/04 - A	Entegris, Inc *ENTG*		29362U104			11/24/03		1,782
	1	Declassify the Board of Directors		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	2	Reduce Supermajority Vote Requirement		For	For		Mgmt
ISS supports any reduction of a company’s voting requirements.
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director Gary F. Klingl		For
We recommend a vote FOR the directors.
	3.2	Elect Director Roger D. McDaniel		For
	4	Ratify Auditors		For	For		Mgmt
	5	Amend Omnibus Stock Plan		For	Against		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 16.82 percent is above the allowable cap for this company of 12.42 percent.
	6	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 16.82 percent. The aggregate value of all the proposals exceeds the company’s allowable shareholder value transfer cap of 12.42 percent. However, ISS supports those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.  Vote Recommendation The total cost of the company’s plans of 11.35 percent is below the allowable cap for this company of 12.42 percent.

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12/03/03 - A	Extreme Networks, Inc. *EXTR*		30226D106			10/20/03		2,933
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Bob L. Corey		For
We recommend a vote FOR the directors.
	1.2	Elect Director Peter Wolken		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation..

	3	Ratify Auditors		For	For		Mgmt

02/02/04 - A	Fair Isaac Inc. *FIC*		303250104			12/05/03		1,205
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director A. George Battle		For
We recommend a vote FOR all directors except Alex W. Hart, Philip G. Heasley and Margaret L. Taylor.
	1.2	Elect Director Tony J. Christianson		For
	1.3	Elect Director Thomas G. Grudnowski		For
	1.4	Elect Director Alex W. Hart		Withhold
	1.5	Elect Director Philip G. Heasley		Withhold
	1.6	Elect Director Guy R. Henshaw		For
	1.7	Elect Director David S.P. Hopkins		For
	1.8	Elect Director Margaret L. Taylor		Withhold
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 100,000,000 shares is below the allowable threshold of 110,000,000 shares. We recommend a vote FOR Item 2.
	3	Ratify Auditors		For	For		Mgmt

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Fairchild Semiconductor International, Inc. *FCS*		303726103			03/10/04		2,924
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.73 percent is within the allowable cap for this company of 18.92 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/19/04 - A	First Data Corp. *FDC*		319963104			03/22/04		22,128
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/06/04 - A	Fiserv, Inc. *FISV*		337738108			02/13/04		4,759
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director K.R. Jensen		For
We recommend a vote FOR the directors.
	1.2	Elect Director K.M. Robak		For
	1.3	Elect Director T.C. Wertheimer		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 5.72 percent is within the allowable cap for this company of 12.47 percent. Additionally, this plan expressly forbids repricing.

06/01/04 - A	Foundry Networks, Inc. *FDRY*		35063R100			04/09/04		3,295
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bobby R. Johnson, Jr.		For
We recommend a vote FOR the directors with the exception of independent outsider J. Steven Young. We recommend that shareholders WITHHOLD votes from J. Steven Young for poor attendance.
	1.2	Elect Director Andrew K. Ludwick		For
	1.3	Elect Director Alfred J. Amoroso		For
	1.4	Elect Director C. Nicholas Keating, Jr.		For
	1.5	Elect Director J. Steven Young		Withhold
	1.6	Elect Director Alan L. Earhart		For
	2	Ratify Auditors		For	For		Mgmt

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Gateway Inc *GTW*		367626108			03/25/04		8,063
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Douglas L. Lacey		For

We recommend that shareholders vote FOR Douglas L. Lacey, but WITHHOLD votes from insider Wayne R. Inouye. We recommend that shareholders WITHHOLD votes from Wayne R. Inouye for failure to establish a majority independent board.

	1.2	Elect Director Wayne R. Inouye		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Gateway, we note that the company appears to comply with state and local laws regarding contributions to political candidates or organizations. Furthermore, the contributions are made with voluntary donations through a PAC and not directly from the company, and information on these PAC contributions is available through certain public sources. Therefore, the scope of the disclosure requested in this proposal may not be substantially different from information currently available, and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Require a Majority Vote for the Election of Directors		Against	Against		ShrHoldr

In the view of many shareholders, the current director election system simply creates self-perpetuating boards. Incumbent members select nominees to fill vacancies and decide whether to renominate themselves. Thus, shareholders effectively have no meaningful choice among candidates, and the election process becomes a mere ratification of the company’s slate of nominees. Withholding votes from a board member can serve as a shareholder communication tool to express displeasure with a given director. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected. Under current proxy rules, only candidates nominated by the board can appear in the company’s proxy statement. A shareholder could technically nominate a candidate from the floor of the annual meeting, but, since most investors vote by mail, floor nominations are unlikely to succeed. Although some companies’ bylaws outline procedures for shareholders to suggest possible candidates to board nominating panels, few of these individuals actually make it to the ballots as nominees. Instead, shareholders wishing to nominate an alternative slate of candidates to run against management’s must go through an expensive and time-consuming proxy solicitation process of their own (i.e., a proxy contest). In October 2003, the SEC proposed new proxy rules to give significant, long-term shareholders greater ability to include director nominees in management’s proxy statement. A final rule is expected in 2004. The proposal entails a two-step, two-year process. In the first year, one of two triggering events must occur, each of which demonstrates shareholder dissatisfaction with a company’s proxy process: (i) one or more directors at a company must receive withhold votes totaling 35 percent or more of the votes cast, or (ii) a shareholder proposal asking for open access, which is submitted by the holders of at least one percent of the shares (and owned for at least one year), must be approved by a majority of the votes cast. If one of these two conditions is met, then for the following two years, the company would be required to include in its proxy materials one or more board nominees proposed by holders of at least five percent of the company’s shares (and owned for at least two years). In addition, the number of shareholder nominees permitted would be dictated by the size of the board as follows: one nominee for boards of eight or fewer directors, two nominees for boards of nine to 19 directors, and three nominees for boards having 20 or more directors. ISS supports the general principle that shareholders should have a choice in director elections and input in the nomination process greater than they currently enjoy under the plurality system. We believe that requiring directors to receive a majority of votes cast in an uncontested election has some merit as it promotes the accountability of directors and makes a shareholder vote on director elections a more powerful signal. However, this proposal would require directors to receive a majority of outstanding votes. Requiring nominees to obtain the majority of outstanding votes is a much more difficult hurdle, one which we are not at this time ready to endorse. The main concern in implementing a majority threshold requirement is that an annual board could be in effect “decapitated” by failure to obtain majority shareholder support. In the case of Gateway, which has a classified board, the concerns regarding a “decapitated” board are mitigated. With staggered boards, only a minority portion of the board is up for election each year, and therefore only such minority portion may be adversely affected by the failure of that year’s nominees to obtain majority shareholder support. Irrespective of the structure of the company’s board, this proposal fails to address the implementation mechanism in the event that directors fail to garner the required majority vote. In such a case, actual removal of affected directors may not be feasible or desirable, and alternative measures may be available to indicate displeasure with the board (e.g., increased disclosure requirements for “unratified” board members). Given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company’s financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders’ ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Board Diversity		Against	Against		ShrHoldr

When reviewing shareholder requests on board diversity, ISS first considers whether the proposal is asking for a report on efforts to improve board diversity or whether the proposal also asks the company to take specific action to increase the representation of women and minorities on the board. ISS also considers the company’s current board composition and whether or not it includes any women or minorities, further considering how the company’s board diversity compares with that of the company’s peers. Also reviewed is the company’s current disclosure of board nominating procedures and diversity initiatives. In addition, ISS considers whether the company has an independent nominating committee. Finally, ISS considers the potential impact that diversity initiatives can have on long-term shareholder value. ISS believes in transparency for shareholders as a matter of good corporate governance and believes that shareholders should have access to material information about their company’s practices and procedures. For this reason, ISS generally supports shareholder requests for companies to prepare reports on board diversification initiatives. However, this proposal goes beyond simply asking the company to report on its nomination processes, requesting the company to adopt specific charter language to formalize efforts to locate qualified women and minorities to serve on the board. In this case, we note that Gateway has not addressed diversity on its board to the degree of some industry peers. However, the company has created a separate nominating committee, and includes information on the director selection process in the company’s public filings. While this action does not specifically address all of the concerns noted in this proposal, it does reference the issues of diversity in the director selection process. Further, we note that the structure of this proposal calls not only for increased efforts in retaining qualified women and minorities, but also the adoption of certain charter language that would formally outline this process. ISS agrees with the proponents that a company can benefit from directors that represent diverse backgrounds and experience; however, we do not necessarily advocate the application of specific charter language that recommends considering race and gender as qualifying factors in retaining directors. Therefore, while we believe that the company should continuously evaluate policies on retaining qualified candidates for board positions, including women and minorities, ISS does not believe that shareholder support for this proposal is necessary at this time.

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/25/04 - S	GlobespanVirata Inc.		37957V106			01/02/04		3,686
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: Although the merger would be adverse in terms of its impact on shareholders rights, based on the market premium, the fairness opinion, and the potential strategic synergies, we believe the merger agreement warrants shareholder support.

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/17/04 - A	Hewlett-Packard Co. *HPQ*		428236103			01/20/04		74,354
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director L.T. Babbio, Jr.		For
We recommend a vote FOR the directors with the exception of independent outsider Sanford M. Litvack. We recommend that shareholders WITHHOLD votes from Sanford M. Litvack for poor attendance.
	1.2	Elect Director P.C. Dunn		For
	1.3	Elect Director C.S. Fiorina		For
	1.4	Elect Director R.A. Hackborn		For
	1.5	Elect Director G.A. Keyworth II		For
	1.6	Elect Director R.E. Knowling, Jr.		For
	1.7	Elect Director S.M. Litvack		Withhold
	1.8	Elect Director R.L. Ryan		For
	1.9	Elect Director L.S. Salhany		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.14 percent is within the allowable cap for this company of 12.52 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/10/03 - A	Hyperion Solutions Corp. *HYSL*		44914M104			09/16/03		912
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Jeffrey Rodek		For
We recommend a vote FOR the directors.
	1.2	Elect Director Aldo Papone		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

06/23/04 - A	IAC / INTERACTIVECORP *IACI*		45840Q101			04/29/04		15,950
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Richard N. Barton		For

We recommend a vote FOR the directors with the exception of independent outsider Edgar Bronfman, Jr., affiliated outsider Diane Von Furstenberg, and insiders Victor A. Kaufman, Barry Diller, and Robert R. Bennett. We recommend that shareholders WITHHOLD votes from Edgar Bronfman, Jr. for poor attendance, from Robert R. Bennett for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee, and from Diane Von Furstenberg, Victor A. Kaufman, and Barry Diller for failure to establish an independent nominating committee.

	1.2	Elect Director Robert R. Bennett		Withhold
	1.3	Elect Director Edgar Bronfman, Jr.		Withhold
	1.4	Elect Director Barry Diller		Withhold
	1.5	Elect Director Victor A. Kaufman		Withhold
	1.6	Elect Director Donald R. Keough		For
	1.7	Elect Director Marie-Josee Kravis		For
	1.8	Elect Director John C. Malone		For
	1.9	Elect Director Steven Rattner		For
	1.10	Elect Director Gen. H.N. Schwarzkopf		For
	1.11	Elect Director Alan G. Spoon		For
	1.12	Elect Director Diane Von Furstenberg		Withhold
	2	Ratify Auditors		For	For		Mgmt

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Imation Corp. *IMN*		45245A107			03/12/04		887
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Informatica Corporation *INFA*		45666Q102			04/05/04		2,086
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Janice D. Chaffin		For
Vote FOR the directors.
	1.2	Elect Director Carl J. Yankowski		For
	2	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plan is 16.23 percent, which is within the allowable cap for this company of 18.13 percent.
	3	Ratify Auditors		For	For		Mgmt

05/25/04 - A	Ingram Micro, Inc. *IM*		457153104			03/26/04		3,764
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Orrin H. Ingram II		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Orrin H. Ingram II. We recommend that shareholders WITHHOLD votes from Orrin H. Ingram II for standing as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director Michael T. Smith		For
	1.3	Elect Director Joe B. Wyatt		For
	1.4	Elect Director Howard I. Atkins		For

10/29/03 - A	Integrated Circuit Systems, Inc. *ICST*		45811K208			09/19/03		1,750
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Hock E. Tan		Withhold
We recommend that shareholders vote FOR Nam P. Suh, Ph.D., but WITHHOLD votes from insider Hock E. Tan for failure to establish an independent nominating committee.
	1.2	Elect Director Nam P. Suh, Ph.D.		For

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Intel Corp. *INTC*		458140100			03/22/04		138,372
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Craig R. Barrett		For
We recommend a vote FOR the directors with the exception of independent outsider D. James Guzy. We recommend that shareholders WITHHOLD votes from D. James Guzy for sitting on more than six boards.
	1.2	Elect Director Charlene Barshefsky		For
	1.3	Elect Director E. John P. Browne		For
	1.4	Elect Director Andrew S. Grove		For
	1.5	Elect Director D. James Guzy		Withhold
	1.6	Elect Director Reed E. Hundt		For
	1.7	Elect Director Paul S. Otellini		For
	1.8	Elect Director David S. Pottruck		For
	1.9	Elect Director Jane E. Shaw		For
	1.10	Elect Director John L. Thornton		For
	1.11	Elect Director David B. Yoffie		For
	2	Ratify Auditors		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 7.39 percent is within the allowable cap for this company of 12.68 percent. Additionally, this plan expressly forbids repricing.
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Limit/Prohibit Awards to Executives		Against	For		ShrHoldr

The company currently does not use performance-vesting awards in its compensation plans for senior executives. Although the proponent in its supporting statement is critical of fixed-price options, it does not appear that the proposal advocates replacement of options with performance-based restricted stock. The proposal requests the the company use performance-vesting stock in development of future equity awards for senior executives. Although the company has recently adopted officer stockholding guidelines, a more rigorous requirement would be 7x to 10x for the CEO and scaled down for other executives. Therefore, ISS believes that this proposal warrants shareholder support.

	6	Performance-Based/Indexed Options		Against	For		ShrHoldr

06/03/04 - A	InterDigital Communications Corp. *IDCC*		45866A105			04/19/04		1,393
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert S. Roath		For
We recommend a vote FOR the directors.
	1.2	Elect Director Robert W. Shaner		For
	1.3	Elect Director Alan P. Zabarsky		For
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	Intergraph Corp. *INGR*		458683109			03/17/04		1,186
	1	Elect Directors		For	For		Mgmt
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 16.01 percent is within the allowable cap for this company of 19.77 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Stock Option Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Omnibus Stock Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

	5	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt

ISS views this amendment as part of the recapitalization feature in the plan document and will evaluate the proposed amendment that seeks to expand the plan administrator’s authority based on the appropriateness of the original plan. The amendment has no bearing on the cost of the plan. Therefore, we recommend a vote in favor of the amendment.

	6	Ratify Auditors		For	For		Mgmt

04/27/04 - A	International Business Machines Corp. *IBM*		459200101			02/27/04		42,330
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Cathleen Black		For
We recommend a vote FOR the directors.
	1.2	Elect Director Kenneth I. Chenault		For
	1.3	Elect Director Carlos Ghosn		For
	1.4	Elect Director Nannerl O. Keohane		For
	1.5	Elect Director Charles F. Knight		For
	1.6	Elect Director Lucio A. Noto		For
	1.7	Elect Director Samuel J. Palmisano		For
	1.8	Elect Director John B. Slaughter		For
	1.9	Elect Director Joan E. Spero		For
	1.10	Elect Director Sidney Taurel		For
	1.11	Elect Director Charles M. Vest		For
	1.12	Elect Director Lorenzo H. Zambrano		For
	2	Ratify Auditors		For	For		Mgmt
	3	Ratify Auditors for the Company’s Business Consulting Services Unit		For	For		Mgmt

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Executive Incentive Bonus Plan		For	For		Mgmt

ISS recognizes that incentive bonus plans such as this one can be an important part of an executive’s overall pay package. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. The plan is administered by a committee of independent outsiders, who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Additionally, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Provide for Cumulative Voting		Against	For		ShrHoldr

ISS believes that cumulative voting is an important tool in the protection of shareholders’ rights, but recognizes that the need for cumulative voting can be offset if a company has other safeguards in place to protect shareholders’ rights and to promote management accountability. Therefore, proposals to provide for cumulative voting are evaluated based on an assessment of a company’s other corporate governance provisions.  ISS will recommend a vote against a proposal to restore or provide for cumulative voting only if a company has the following corporate governance provisions in place: an annually-elected board comprising a majority of independent directors; a nominating committee composed solely of independent directors; confidential voting; a shareholder right to call special meetings or to act by written consent with 90 days’ notice; the absence of a dual-class capital structure; and absence of a dead-hand poison pill. Moreover, the board may not have the sole right to alter the size of the board beyond a range established by shareholders. While not required, ISS would prefer that a company also have a published statement of board governance guidelines, including a description of the process by which a shareholder may submit a director nominee.  In addition to the governance requirements, ISS considers a company’s performance when evaluating a shareholder proposal to restore or implement cumulative voting. For ISS to recommend a vote against such a proposal, the company’s performance must be comparable to or better than that of its peers, or the board must have demonstrated its focus on increasing shareholder value by taking action to improve performance.

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, the shareholders do not have the ability to act by written consent unless it is unanimous or to call special meetings.

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Amend Pension and Retirement Medical Insurance Plans		Against	Against		ShrHoldr

ISS believes the scope of the proponent’s proposal is overly broad since it asks that all employees be allowed to choose participation in the plan, which could be costly to shareholders. Moreover, if the company ultimately lost on these claims it would be required to remedy the age discriminating effect of its plans. Accordingly, we recommend a vote against this proposal.

	7	Submit Executive Compensation to Vote		Against	For		ShrHoldr

Pension fund income can distort true operating performance, which should be the basis for determining executive bonuses and compensation rather than gains from defined benefit plans. And because companies have discretion in determining the assuptions to measure pension obligation and expenses, there is potential for manipulation. For example, J.P. Morgan Fleming Asset Management found that the median expected annual rate of return used among S&P 500 companies has remained steady at 9.2 percent since 1997. Using a more realistic assumption such as 6.5 percent would trim $44 billion off S&P 500 profits just in 2003.  ISS agrees with the principle advanced by the proposal and believes a cleaner measure of earnings should be applied to performance pay. A number of companies are adopting this concept, including General Electric, Verizon Communications and Qwest Communications International Inc.

	8	Expense Stock Options		Against	For		ShrHoldr

ISS supports the general principle motivating this non-binding proposal. We agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options (some 350) have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Limit Awards to Executives		Against	Against		ShrHoldr

ISS agrees with proponent’s underlying rationale for disclosure of executive compensation. However, the liability threshold of $2,000 is arbitrary. Furthermore, based on the independence of the company’s compensation committee, and the company’s existing disclosure regarding its compensation practices, we agree with the board that the current requirements for disclosure of executive compensation are adequate and fair. Therefore, we do not believe that shareholders would receive any meaningful benefit from this additional disclosure requirement.

	10	China Principles		Against	Against		ShrHoldr

ISS reviews proposals to adopt the US Business Principles for Human Rights of Workers in China, giving consideration to a number of factors including: the company’s current workplace code of conduct or adherence to other global standards and their similarity to the Principles; agreements with foreign suppliers to meet certain workplace standards; how company and vendor facilities are monitored; peer company adherence to the Principles; costs and feasibility/legality of implementing the Principles; and whether the company has been recently involved in labor and human rights controversies or violations.

   We recognize that the adoption and/or enforcement of principles relating to internationally accepted human rights standards can benefit corporations operating in markets with documented abuses. While the China Principles are specifically defined to address issues in that country, we note that other international labor and human rights standards can also help the company satisfy this goal while providing a broader framework for multinational companies.  In the case of IBM, we note that there is one allegation of questionable human rights performance at some of the company’s overseas operations, including locations in China; however, the scope and severity of these claims did not appear significant or could not be confirmed at the time of this analysis. Additionally, the company has already established a code of conduct for company operations worldwide, and applies some aspects of this code to its vendors, suppliers, and contractors. Of note, this policy addresses many of the issues brought forth by the China Principles. Moreover, we are concerned that some of the aspects of the China Principles may be beyond the company’s control, such as prohibiting police or military presence at the company’s operations.  Thus, while we will continue to monitor the allegations of human rights violations at IBM facilities in China, we believe that committing to adopt and implement the China Principles could prove both costly and difficult. As such, while ISS encourages IBM to evaluate and enhance its policies and compliance standards for labor and human rights in China, we do not feel that implementation of the China Principles per se would significantly improve upon the current policies implemented by the company.

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Report on Political Contributions/Activities		Against	Against		ShrHoldr

When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company’s adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of IBM, we note that the company has a strict policy prohibiting the use of company funds, assets, time, or equipment in a manner that could be construed as supporting a political campaign or candidate. Additionally, employees at IBM are prohibited from making contributions as a representative of the company. Since company policies expressly prohibit political contributions, we do not believe this proposal is supportable.

	12	Report on Executive Compensation		Against	Against		ShrHoldr

While ISS supports policies that link executive compensation to appropriate performance metrics, we do not believe that preparation of the requested report would yield meaningful information to shareholders regarding the efficacy of the company’s executive compensation policies and practices.

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/24/03 - A	International Rectifier Corp. *IRF*		460254105			09/26/03		1,643
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James D. Plummer		For
We recommend a vote FOR the directors.
	1.2	Elect Director Minoru Matsuda		For
	1.3	Elect Director Robert S. Attiyeh		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 20.24 percent is above the allowable cap for this company of 12.77 percent.

	4	Ratify Auditors		For	For		Mgmt

01/26/04 - S	International Rectifier Corp. *IRF*		460254105			12/19/03		1,643
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 180,000,000 shares is below the allowable threshold of 217,500,000 shares.

05/12/04 - A	Intersil Corporation *ISIL*		46069S109			03/17/04		3,425
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Gregory L. Williams		For
We recommend a vote FOR the directors.
	1.2	Elect Director Richard M. Beyer		For
	1.3	Elect Director Dr. Robert W. Conn		For

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.4	Elect Director James V. Diller		For
	1.5	Elect Director Gary E. Gist		For
	1.6	Elect Director Jan Peeters		For
	1.7	Elect Director Robert N. Pokelwaldt		For
	1.8	Elect Director James A. Urry		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.63 percent is within the allowable cap for this company of 12.34 percent. Additionally, this plan expressly forbids repricing.

01/13/04 - A	Jabil Circuit, Inc. *JBL*		466313103			11/14/03		5,014
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William D. Morean		For
We recommend a vote FOR the directors.
	1.2	Elect Director Thomas A. Sansone		For
	1.3	Elect Director Timothy L. Main		For
	1.4	Elect Director Lawrence J. Murphy		For
	1.5	Elect Director Mel S. Lavitt		For
	1.6	Elect Director Steven A. Raymund		For
	1.7	Elect Director Frank A. Newman		For
	1.8	Elect Director Laurence S. Grafstein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

Vote Recommendation

The total cost of the company’s proposed share increase amendment to the 2002 Incentive Plan and all outstanding plans of 10.38 percent is within the allowable cap for this company of 12.41 percent. Furthermore, the amendment expressly prohibits the repricing of outstanding stock options granted under the Incentive Plan. The third proposed amendment seeks shareholder approval for certain modifications or amendments to the Incentive Plan that are deemed material.

	3	Ratify Auditors		For	For		Mgmt

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/28/03 - A	Jack Henry & Associates, Inc. *JKHY*		426281101			09/22/03		2,246
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John W. Henry		For

We recommend a vote FOR the directors with the exceptions of independent outsiders Joseph J. Maliekel, George R. Curry, Burton O. George, and James J. Ellis. We recommend that shareholders WITHHOLD votes from Audit Committee members Joseph J. Maliekel, George R. Curry, Burton O. George, and James J. Ellis for paying excessive non-audit fees.

	1.2	Elect Director Jerry D. Hall		For
	1.3	Elect Director Michael E. Henry		For
	1.4	Elect Director James J. Ellis		Withhold
	1.5	Elect Director Burton O. George		Withhold
	1.6	Elect Director George R. Curry		Withhold
	1.7	Elect Director Joseph J. Maliekel		Withhold

04/16/04 - S	Juniper Networks, Inc. *JNPR*		48203R104			03/10/04		9,443
	1	Issue Shares in Connection with an Acquisition		For	For		Mgmt

05/19/04 - A	Juniper Networks, Inc. *JNPR*		48203R104			03/22/04		9,443
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Pradeep Sindhu		For
We recommend a vote FOR the directors with the exception of Kenneth Levy. We recommend that shareholders WITHHOLD votes from Kenneth Levy for poor attendance.
	1.2	Elect Director Robert M. Calderoni		For
	1.3	Elect Director Kenneth Levy		Withhold
	2	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Keane, Inc. *KEA*		486665102			03/29/04		1,552
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/05/03 - A	KLA-Tencor Corp. *KLAC*		482480100			09/15/03		4,791
	1.a	Elect Director H. Raymond Bingham		For	For		Mgmt
We recommend a vote FOR the directors.
	1.b	Elect Director Robert T. Bond		For	For		Mgmt
	1.c	Elect Director Richard J. Elkus, Jr.		For	For		Mgmt
	1.d	Elect Director Michael E. Marks		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

02/12/04 - A	Kronos Inc. *KRON*		501052104			12/17/03		739
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard J. Dumler		For
We recommend a vote FOR the directors.
	1.2	Elect Director Samuel Rubinovitz		For
	2	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 12.73 percent is within the allowable cap for this company of 12.90 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt
	4	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/11/04 - A	Lattice Semiconductor Corp. *LSCC*		518415104			03/18/04		2,807
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Lexmark International, Inc. *LXK*		529771107			03/05/04		3,107
	1	Elect Directors		For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Ratify Auditors		For	For		Mgmt

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	LSI Logic Corp. *LSI*		502161102			03/11/04		9,448
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	Against		Mgmt

ISS generally approves of plans which: (a) comply with Section 423 of the Internal Revenue Code; (b) have a reasonable number of shares being reserved; (c) have a reasonable offering period, and; (d) place limits on participation. However, in this case the plan also includes an evergreen provision which allows the company to annually reserve 1.15 percent of the company’s outstanding stock less the number of shares available for future grants. Because there is no expiration date specified for this plan, we are unable to determine the total number of shares which will become available for future issuance and, as such, we are unable to determine if the number of shares being reserved is reasonable.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve/Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	5	Ratify Auditors		For	For		Mgmt

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/18/04 - A	Lucent Technologies Inc. *LU*		549463107			12/22/03		104,791
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Karl J. Krapek		For
We recommend a vote FOR the directors.
	1.2	Elect Director Patricia F. Russo		For
	1.3	Elect Director Henry B. Schacht		For
	1.4	Elect Director Franklin A. Thomas		For
	2	Declassify the Board of Directors and Amend Director Removal Provision		For	For		Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders’ interests.
	3	Approve Non-Employee Director Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 3.28 percent is within the allowable cap for this company of 10.90 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Reverse Stock Split		For	For		Mgmt
Since there will not be an effective increase in the common stock authorized due to the proportionate reduction, we recommend that shareholders consent to this item.
Shareholder Proposals
	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote		Against	For		ShrHoldr

ISS generally supports the submission of golden parachute provisions for shareholder ratification as long as there is no requirement for prior shareholder approval, which would limit a board’s negotiating flexibility. Seeking shareholder approval after the material terms of the contract are agreed upon would give the board a framework to work within and prevent the excessive “pay for failure” packages that have been witnessed at other companies. ISS believes that a company’s parachute provisions should be reasonable and not excessive.  The ceiling set by the proponent at 2.99 times the sum of an executive’s base salary and bonus is widely considered as the standard threshold level of severance remuneration for corporate executives. Moreover, as stated by the company, its current severance agreements are below the standard threshold level. As such, the adoption of the proposed policy would have minimum impact on the company currently but ensures good corporate governance for future employment contracts. Therefore, we support this proposal.

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Prohibit Awards to Executives		Against	Against		ShrHoldr

ISS believes that top five compensation should be linked to the company’s performance. If the company has met or exceeded the target performance level, executives should be remunerated for their efforts. Discontinuing all rights, options or SARs under an expired stock plan does not resolve the disconnect between pay and performance. In fact, companies can continue to grant rights, options or SARs under an existing plan. Therefore, we do not support this proposal.

05/25/04 - A	Macrovision Corp. *MVSN*		555904101			03/31/04		1,200
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John O. Ryan		Withhold

We recommend a vote FOR the directors with the exception of insiders William A. Krepick and John O. Ryan, and affiliated outsiders Matt Christiano and Donna S. Birks. We recommend that shareholders WITHHOLD votes from William A. Krepick, John O. Ryan and Matt Christiano for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Donna S. Birks for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board.

	1.2	Elect Director William A. Krepick		Withhold
	1.3	Elect Director Matt Christiano		Withhold
	1.4	Elect Director Donna S. Birks		Withhold
	1.5	Elect Director William N. Stirlen		For
	1.6	Elect Director Thomas Wertheimer		For
	1.7	Elect Director Steven G. Blank		For
	2	Ratify Auditors		For	For		Mgmt

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	Marvell Technology Group Ltd *MRVL*		G5876H105			04/14/04		3,072
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Dr. John M. Cioffi, Phd		For
These are routine board elections.
	1.2	Elect Director Dr. Paul R. Gray, Ph.D.		For
	1.3	Elect Director Douglas King		For
	2	Ratify Auditors		For	For		Mgmt
	3	TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITORS REMUNERATION FOR THE 2005 FISCAL YEAR ENDING JANUARY 29, 2005.		For	For		Mgmt

We prefer that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders’ interest by avoiding potential conflicts that might interfere with the auditor’s independent judgement. In the future, we will continue to monitor the company’s payment for audit fees relative to its non-audit fees. This is a routine item.

	4	TO APPROVE AN INCREASE TO THE COMPANY S AUTHORIZED SHARE CAPITAL.		For	For		Mgmt
Considering the company’s recent stock price information, this proposal appears to be in shareholders’ best interests.

11/13/03 - A	Maxim Integrated Products, Inc. *MXIM*		57772K101			09/15/03		8,178
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James R. Bergman		For
We recommend a vote FOR the directors with the exception of John F. Gifford, from whom we recommend shareholders WITHHOLD votes for failure to establish an independent nominating committee.
	1.2	Elect Director John F. Gifford		Withhold
	1.3	Elect Director B. Kipling Hagopian		For
	1.4	Elect Director M. D. Sampels		For
	1.5	Elect Director A. R. Frank Wazzan		For

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Stock Option Plan		For	Against		Mgmt

Vote Recommendation

We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 17.46 percent is above the allowable cap for this company of 12.75 percent.

	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors		For	For		Mgmt

05/20/04 - A	Maxtor Corp. *MXO*		577729205			03/30/04		6,160
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Paul J. Tufano		For

We recommend a vote FOR the directors with the exception of affiliated outsider Michael R. Cannon. We recommend that shareholders WITHHOLD votes from Michael R. Cannon for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Charles M. Boesenberg		For
	1.3	Elect Director Michael R. Cannon		Withhold
	2	Ratify Auditors		For	For		Mgmt

12/16/03 - A	MCAFEE INC. *MFE*		640938106			11/13/03		3,962
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Leslie Denend		For
We recommend a vote FOR the directors.
	1.2	Elect Director George Samenuk		For
	2	Amend Omnibus Stock Plan		For	Against		Mgmt
Please see the section below entitled ‘Multiple Plan Notes’ for a further discussion of this and other plans.
Vote Recommendation The total cost of the company’s plans of 13.76 percent is above the allowable cap for this company of 12.49 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt

Multiple Plan Notes: The combined shareholder value transfer for all plans considered is 13.76 percent. The aggregate value of all the proposals does exceed the company’s allowable shareholder value transfer cap of 12.49 percent. However, ISS supports only those plans that provide, in aggregate, the greatest shareholder value transfer without exceeding the allowable cap and that do not violate repricing guidelines.

Vote Recommendation

The total cost of the company’s plans of 12.94 percent is above the allowable cap for this company of 12.49 percent.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Ratify Auditors		For	For		Mgmt

05/27/04 - A	MCAFEE INC. *MFE*		640938106			04/01/04		4,062
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal is designed to bring the plan into compliance with Section 162 (m) of the Internal Revenue in order to preserve the tax deductibility and to expressly forbid repricing without shareholder approval. We believe these are positive amendments, therefore, we believe that this proposal warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt

04/27/04 - A	MEMC Electronic Materials, Inc. *WFR*		552715104			03/01/04		5,174
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director John Marren		Withhold

We recommend a vote FOR the directors with the exceptions of James B. Williams and John Marren. We recommend that shareholders WITHHOLD votes from James B. Williams and John Marren for standing as insiders on the Compensation Committee and James B. Williams and John Marren for standing as insiders on the Nominating Committee.

	1.2	Elect Director William E. Stevens		For
	1.3	Elect Director William D. Watkins		For
	1.4	Elect Director James B. Williams		Withhold
	2	Amend Omnibus Stock Plan		For	For		Mgmt
	3	Amend Omnibus Stock Plan		For	For		Mgmt
	4	Amend Omnibus Stock Plan		For	For		Mgmt
	5	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 6.80 percent is within the allowable cap for this company of 9.87 percent.

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Mentor Graphics Corp. *MENT*		587200106			03/16/04		1,728
	1	Elect Directors		For	For		Mgmt
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Employee Stock Purchase Plan		For	For		Mgmt
ISS approves of this plan because the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.
	4	Amend Stock Option Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 18.03 percent is above the allowable cap for this company of 15.22 percent.
	5	Increase Authorized Common Stock		For	For		Mgmt

12/10/03 - S	Mercury Interactive Corp. *MERQ*		589405109			10/31/03		2,153
	1	Amend Stock Option Plan		For	Against		Mgmt

Vote Recommendation

 We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 16.12 percent is above the allowable cap for this company of 12.60 percent.

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Mercury Interactive Corp. *MERQ*		589405109			03/22/04		2,153
	1	Elect Directors		For	For		Mgmt
	2	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 320,000,000 shares is below the allowable threshold of 324,000,000 shares.
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Micrel, Inc. *MCRL*		594793101			04/01/04		2,316
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

11/21/03 - A	Micron Technology, Inc. *MU*		595112103			09/22/03		15,316
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Steven R. Appleton		For
We recommend a vote FOR the directors.
	1.2	Elect Director James W. Bagley		For
	1.3	Elect Director Robert A. Lothrop		For
	1.4	Elect Director Thomas T. Nicholson		For
	1.5	Elect Director Gordon C. Smith		For
	1.6	Elect Director William P. Weber		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Amend Stock Option Plan		For	For		Mgmt
Vote Recommendation
	4	Ratify Auditors		For	For		Mgmt

05/13/04 - A	MKS Instruments, Inc. *MKSI*		55306N104			03/26/04		1,300
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director James G. Berges		For

We recommend a vote FOR the directors with the exception of affiliated outsider Richard S. Chute. We recommend that shareholders WITHHOLD votes from Richard S. Chute for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Richard S. Chute		Withhold

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.3	Elect Director Owen W. Robbins		For
	2	Approve Omnibus Stock Plan		For	Against		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 39.74 percent is above the allowable cap for this company of 19.69 percent.
	3	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 19.10 percent is below the allowable cap for this company of 19.69 percent.
	4	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	5	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	6	Ratify Auditors		For	For		Mgmt

06/16/04 - A	Monster Worldwide, Inc. *MNST*		611742107			04/26/04		2,704
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Andrew J. Mckelvey		For
	1.2	Elect Director George R. Eisele		For
	1.3	Elect Director John Gaulding		For
	1.4	Elect Director Ronald J. Kramer		For
	1.5	Elect Director Michael Kaufman		For
	1.6	Elect Director John Swann		For
	1.7	Elect Director David A. Stein		For
	2	Amend Omnibus Stock Plan		For	For		Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. Instead it seeks shareholder reapproval for the material terms of the performance goals of the company. We recommend a vote FOR the proposal.

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A	Motorola, Inc. *MOT*		620076109			03/05/04		57,288
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Edward Zander		For
	1.2	Elect Director H. Laurence Fuller		For
	1.3	Elect Director Judy Lewent		For
	1.4	Elect Director Walter Massey		For
	1.5	Elect Director Nicholas Negroponte		For
	1.6	Elect Director Indra Nooyi		For
	1.7	Elect Director John Pepper, Jr.		For
	1.8	Elect Director Samuel Scott III		For
	1.9	Elect Director Douglas Warner III		For
	1.10	Elect Director John White		For
	1.11	Elect Director Mike Zafirovski		For
	2	Limit Executive Compensation		Against	Against		ShrHoldr

While ISS understands the proponent’s concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The compensation committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company’s performance. As such, this item does not warrant shareholder approval.

	3	Limit Awards to Executives		Against	Against		ShrHoldr

ISS believes that an independent compensation committee needs to have flexibility in constructing compensation packages for its top managers in order to remain competitive in the marketplace. The prohibition of all future stock options would effectively limit the company’s ability to retain and attract qualified management. This proposal is too restrictive, and does not warrant shareholder approval.

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/11/04 - A	Nam Tai Electronics, Inc.		629865205			05/07/04		1,000
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Charles Chu		For

While it is preferable that a board be comprised of a majority of independent directors, and despite the poor level of disclosure (a situation common in this market), we feel it would be counterproductive to vote against the reelection of directors in the absence of a specific controversy.

	1.2	Elect Director Peter R. Kellogg		For
	1.3	Elect Director Ming Kown Koo		For
	1.4	Elect Director William Lo		For
	1.5	Elect Director Tadao Murakami		For
	1.6	Elect Director Stephen Seung		For
	1.7	Elect Director Mark Waslen		For
	2	APPROVAL OF THE SELECTION DELOITTE TOUCHE TOHMATSU AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004.		For	For		Mgmt

05/11/04 - A	National Instruments Corp. *NATI*		636518102			03/15/04		1,942
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James J. Truchard		For
	1.2	Elect Director Charles J. Roesslein		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.39 percent is within the allowable cap for this company of 12.56 percent. Additionally, this plan expressly forbids repricing.

11/20/03 - A	NetIQ Corporation *NTIQ*		64115P102			09/26/03		1,476
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

03/05/04 - A	NetScreen Technologies, Inc.		64117V107			01/15/04		2,300
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/16/04 - S	NetScreen Technologies, Inc.		64117V107			03/10/04		2,300
	1	Approve Merger Agreement		For	For		Mgmt
	2	Adjourn Meeting		For	Against		Mgmt
Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Newport Corp. *NEWP*		651824104			04/01/04		963
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director R. Jack Aplin		For

We recommend a vote FOR R. Jack Aplin but WITHHOLD votes from affiliated outsider Richard E. Schmidt. We recommend that shareholders WITHHOLD votes from Richard E. Schmidt for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Richard E. Schmidt		Withhold
	2	Ratify Auditors		For	For		Mgmt

04/15/04 - A	Novell, Inc. *NOVL*		670006105			02/20/04		9,336
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Albert Aiello		For
We recommend a vote FOR the directors.
	1.2	Elect Director Fred Corrado		For
	1.3	Elect Director Richard L. Crandall		For
	1.4	Elect Director Wayne Mackie		For
	1.5	Elect Director Claudia B. Malone		For
	1.6	Elect Director Jack L. Messman		For
	1.7	Elect Director Richard L. Nolan		For
	1.8	Elect Director Thomas G. Plaskett		For
	1.9	Elect Director John W. Poduska, Sr.		For
	1.10	Elect Director James D. Robinson, III		For
We recommend a vote FOR the directors.
	1.11	Elect Director Kathy Brittain White		For
	2	Expense Stock Options		Against	For		ShrHoldr
	3	Performance-Based/Indexed Options		Against	For		ShrHoldr
	4	Prohibit Auditor from Providing Non-Audit Services		Against	Against		ShrHoldr

04/16/04 - A	Novellus Systems, Inc. *NVLS*		670008101			02/17/04		3,686
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Provision of Non-Audit Services by Independent Auditors		Against	Against		ShrHoldr
	4	Limit Executive Compensation		Against	Against		ShrHoldr

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

10/28/03 - A	PalmOne Inc *PLMO*		696642206			09/23/03		722
	1	Approve Merger Agreement		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	2.1	Elect Director R. Todd Bradley		For
We recommend a vote FOR the directors.
	2.2	Elect Director Michael Homer		For
	2.3	Elect Director Gareth C.C. Chang		For
	3	Ratify Auditors		For	For		Mgmt
	4	Amend Non-Employee Director Stock Option Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 3.67 percent is within the allowable cap for this company of 16.94 percent.

03/03/04 - A	Parametric Technology Corp. *PMTC*		699173100			01/09/04		6,619
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael E. Porter		For
We recommend a vote FOR the directors.
	1.2	Elect Director Noel G. Posternak		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

03/25/04 - A	PeopleSoft, Inc. *PSFT*		712713106			02/10/04		9,110
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

04/27/04 - A	PerkinElmer Inc. *PKI*		714046109			02/27/04		3,129
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Perot Systems Corp. *PER*		714265105			03/15/04		2,737
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Ross Perot		Withhold

We recommend a vote FOR the directors with the exceptions of insider Ross Perot, Jr. and affiliated outsiders DeSoto Jordan, Steve Blasnik and Ross Perot. We recommend that shareholders WITHHOLD votes from Ross Perot, Ross Perot, Jr. and Steve Blasnik for failure to establish a majority independent board. We also recommend WITHHOLD votes from DeSoto Jordan for standing as an affiliated outsider on the Compensation and Nominating & Governance committees and for failure to establish a majority independent board.

	1.2	Elect Director Ross Perot, Jr.		Withhold
	1.3	Elect Director Steve Blasnik		Withhold
	1.4	Elect Director John S.T. Gallagher		For
	1.5	Elect Director Carl Hahn		For
	1.6	Elect Director Desoto Jordan		Withhold
	1.7	Elect Director Thomas Meurer		For
	1.8	Elect Director Cecil H (c.H.) Moore Jr		For

02/11/04 - A	Plexus Corp. *PLXS*		729132100			12/12/03		1,105
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	PMC-Sierra, Inc. *PMCS*		69344F106			03/15/04		4,327
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert Bailey		For

We recommend a vote FOR the directors with the exception of affiliated outsider James Diller. We recommend that shareholders WITHHOLD votes from James Diller for standing as an affiliated outsider on the Compensation and Nominating committees.

	1.2	Elect Director Alexandre Balkanski		For
	1.3	Elect Director Richard Belluzzo		For
	1.4	Elect Director James Diller		Withhold
	1.5	Elect Director Jonathan Judge		For
	1.6	Elect Director William Kurtz		For
	1.7	Elect Director Frank Marshall		For
	1.8	Elect Director Lewis Wilks		For
	2	Ratify Auditors		For	For		Mgmt

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Polycom, Inc. *PLCM*		73172K104			04/09/04		2,474
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Betsy S. Atkins		For

We recommend a vote FOR the directors with the exception of William A. Owens. We recommend that shareholders WITHHOLD votes from William A. Owens for sitting on more than six boards at the time of our analysis.

	1.2	Elect Director John Seely Brown		For
	1.3	Elect Director Robert C. Hagerty		For
	1.4	Elect Director John A. Kelley, Jr.		For
	1.5	Elect Director Michael R. Kourey		For
	1.6	Elect Director Stanley J. Meresman		For
	1.7	Elect Director William A. Owens		Withhold
	1.8	Elect Director Durk I. Jager		For
	1.9	Elect Director Thomas G. Stemberg		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 15.28 percent is within the allowable cap for this company of 18.23 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

03/02/04 - A	QUALCOMM Inc. *QCOM*		747525103			01/02/04		19,536
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Adelia A. Coffman		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Adelia A. Coffman. We recommend that shareholders WITHHOLD votes from Adelia A. Coffman for standing as an affiliated outsider on the Audit and Compensation committees.

	1.2	Elect Director Raymond V. Dittamore		For
	1.3	Elect Director Irwin Mark Jacobs		For
	1.4	Elect Director Richard Sulpizio		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.28 percent is within the allowable cap for this company of 12.67 percent. Additionally, this plan expressly forbids repricing.

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Ratify Auditors		For	For		Mgmt
	4	Declassify the Board of Directors		Against	For		ShrHoldr

ISS recognizes that approval of this item would not, in and of itself, eliminate the classified board structure, because two-thirds of outstanding common shares would be needed to approve a separate proposal to amend the certificate of incorporation. However, ISS recommends that shareholders support this proposal, which provides that the board take the necessary steps to elect the directors on an annual basis.

06/09/04 - A	Quest Software, Inc. *QSFT*		74834T103			05/07/04		2,357
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vicent C. Smith		For
We recommend a vote FOR the directors.
	1.2	Elect Director Doran G. Machin		For
	1.3	Elect Director Jerry Murdock, Jr.		For
	1.4	Elect Director Raymond J. Lane		For
	1.5	Elect Director Augustine L. Nieto II		For
	1.6	Elect Director Kevin M. Klausmeyer		For
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation The total cost of the company’s plans of 18.96 percent is above the allowable cap for this company of 17.64 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Approve Increase in Size of Board		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Rambus Inc. *RMBS*		750917106			03/05/04		2,482
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bruce Dunlevie		For
We recommend a vote FOR the directors with the exception of affiliated outsider Mark Horowitz. We recommend that shareholders WITHHOLD votes from Mark Horowitz for poor attendance.
	1.2	Elect Director Charles Geschke		For
	1.3	Elect Director Mark Horowitz		Withhold
	1.4	Elect Director Harold Hughes		For
	1.5	Elect Director David Mooring		For
	2	Ratify Auditors		For	For		Mgmt

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	RealNetworks, Inc. *RNWK*		75605L104			04/08/04		4,121
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eric A. Benhamou		For
	1.2	Elect Director Edward Bleier		For
	1.3	Elect Director Kalpana Raina		For
	2	Approve Outside Director Stock Awards/Options in Lieu of Cash		For	For		Mgmt

We believe that the voting power dilution from this plan is reasonable. By paying directors a greater portion of their compensation in stock rather than cash, their interests may be more closely aligned with those of shareholders.

02/12/04 - A	Reynolds & Reynolds Co. (The) *REY*		761695105			12/17/03		1,680
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Eustace W. Mita		For
We recommend a vote FOR the directors.
	1.2	Elect Director Philip A. Odeen		For
	1.3	Elect Director Donald K. Peterson		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
	3	Approve Omnibus Stock Plan		For	For		Mgmt
	4	Ratify Auditors		For	For		Mgmt

05/04/04 - A	Sabre Holdings Corporation *TSG*		785905100			03/15/04		3,613
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Royce S. Caldwell		For
	1.2	Elect Director Paul C. Ely, Jr.		For
	1.3	Elect Director Glenn W. Marschel, Jr.		For
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Sandisk Corp. *SNDK*		80004C101			03/30/04		3,494
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

01/26/04 - A	Sanmina-SCI Corp. *SANM*		800907107			12/01/03		12,923
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John C. Bolger		For
We recommend a vote FOR the directors.
	1.2	Elect Director Neil R. Bonke		For
	1.3	Elect Director Randy W. Furr		For
	1.4	Elect Director Mario M. Rosati		For
	1.5	Elect Director A. Eugene Sapp, Jr.		For
	1.6	Elect Director Wayne Shortridge		For
	1.7	Elect Director Peter J. Simone		For
	1.8	Elect Director Jure Sola		For
	1.9	Elect Director Bernard V Vonderschmitt		For
	1.10	Elect Director Jacqueline M. Ward		For
	2	Ratify Auditors		For	For		Mgmt

11/07/03 - A	Scientific-Atlanta, Inc. *SFA*		808655104			09/15/03		3,762
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Marion H. Antonini		For

We recommend a vote FOR the directors with the exception of James V. Napier. We recommend that shareholders WITHHOLD votes from James V. Napier for standing as an affiliated outsider on the Audit and Governance & Nominations Committee.

	1.2	Elect Director David J. McLaughlin		For
	1.3	Elect Director James V. Napier		Withhold
	1.4	Elect Director Sam Nunn		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 8.11 percent is within the allowable cap for this company of 12.65 percent. Additionally, this plan expressly forbids repricing.

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Semtech Corp. *SMTC*		816850101			04/23/04		1,846
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Glen M. Antle		For

We recommend a vote FOR the directors with the exception of insiders John D. Poe and Jason L. Carlson. We recommend that shareholders WITHHOLD votes from John D. Poe and Jason L. Carlson for failure to establish an independent nominating committee.

	1.2	Elect Director James P. Burra		For
	1.3	Elect Director Jason L. Carlson		Withhold
	1.4	Elect Director Rockell N. Hankin		For
	1.5	Elect Director James T. Lindstrom		For
	1.6	Elect Director John L. Piotrowski		For
	1.7	Elect Director John D. Poe		Withhold
	1.8	Elect Director James T. Schraith		For
	2	Ratify Auditors		For	For		Mgmt

06/23/04 - A	Siebel Systems, Inc. *SEBL*		826170102			04/29/04		12,123
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director C. Scott Hartz		For
We recommend a vote FOR the directors.
	1.2	Elect Director Charles R. Schwab		For
	1.3	Elect Director George T. Shaheen		For
	1.4	Elect Director John W. White		For
	2	Ratify Auditors		For	For		Mgmt

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Expense Stock Options		Abstain	For		ShrHoldr

Approval of this item and the implementation of a policy and practice of expensing the costs of all future stock option grants would result in the adoption of the “fair value” method, prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock Compensation.” The “fair value” is determined using an option-pricing model that takes into account multiple factors in estimating the value of stock options. Such factors include the exercise price and expected life of the option, the current price of the underlying stock and its expected volatility, expected dividends on the stock, and the risk-free interest rate for the expected term of the option. Under the “fair value” method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Although there is no uniform or conventional methodology mandated for computing “fair value”, recent pressure by investors has led approximately 356 companies to publicly announce their plans to adopt the “fair value” method.  ISS supports the general principle motivating this non-binding proposal. In the wake of financial reporting problems and excessive executive compensation at companies like Enron Corp., Worldcom Inc., and Tyco International Ltd., we agree with the growing investor consensus that companies should expense the costs associated with stock options in order to increase the accuracy of their financial statements. Although companies can choose to expense options, the Financial Accounting Standards Board (FASB) does not require it. Since the expensing of options lowers earnings, most companies have elected not to do so. Instead, most companies have opted to disclose option values only in the footnotes to their annual reports.  In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

04/29/04 - A	Silicon Laboratories, Inc. *SLAB*		826919102			03/01/04		1,255
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Silicon Storage Technology, Inc. *SSTI*		827057100			04/20/04		2,400
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Bing Yeh		For
We recommend a vote FOR the directors with the exception of independent outsider Tsuyoshi Taira. We recommend that shareholders WITHHOLD votes from Tsuyoshi Taira for poor attendance.
	1.2	Elect Director Yaw Wen Hu		For
	1.3	Elect Director Tsuyoshi Taira		Withhold
	1.4	Elect Director Yasushi Chikagami		For
	1.5	Elect Director Ronald Chwang		For
	2	Approve Increase in Size of Board		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt

03/30/04 - A	Skyworks Solutions, Inc. *SWKS*		83088M102			01/30/04		3,691
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Kevin L. Beebe		For
We recommend a vote FOR the directors.
	1.2	Elect Director Timothy R. Furey		For
	1.3	Elect Director David J. Mclachlan		For
	2	Ratify Auditors		For	For		Mgmt
	3	Other Business		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

01/07/04 - A	Solectron Corp. *SLR*		834182107			11/18/03		20,736
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director William A. Hasler		For
We recommend a vote FOR the directors.
	1.2	Elect Director Michael R. Cannon		For
	1.3	Elect Director Richard A. D’Amore		For
	1.4	Elect Director Heinz Fridrich		For
	1.5	Elect Director William R. Graber		For
	1.6	Elect Director Dr. Paul R. Low		For
	1.7	Elect Director C. Wesley M. Scott		For
	1.8	Elect Director Osamu Yamada		For
	1.9	Elect Director Cyril Yansouni		For
	2	Approve Option Exchange Program		For	Against		Mgmt

Vote Recommendation The proposed exchange program does not appear to be value-for-value even though it limits participation and provides vesting of the replacement restricted stock. We do not believe this item warrants shareholder support.

	3	Ratify Auditors		For	For		Mgmt

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	STMicroelectronics N.V. *STM*		861012102			03/11/04		22,150
Meeting for Holders of ADRs
	1	ADOPTION OF THE ANNUAL ACCOUNTS FOR THE 2003 FINANCIAL YEAR		For	For		Mgmt
	2	DISCHARGE OF THE SOLE MEMBER OF THE MANAGING BOARD		For	For		Mgmt
	3	DISCHARGE OF THE MEMBERS OF THE SUPERVISORY BOARD		For	For		Mgmt
	4	ADOPTION OF A DIVIDEND OF $0.12 PER COMMON SHARE		For	For		Mgmt
	5	PROPOSAL OF APPOINTMENT OF GERALD ARBOLA AS A NEW MEMBER OF THE SUPERVISORY BOARD AND TO COMPLETE THE THREE-YEAR TERM		For	For		Mgmt
	6	PROPOSAL OF APPOINTMENT OF DIDIER LOMBARD AS A NEW MEMBER OF THE SUPERVISORY BOARD AND TO COMPLETE THE THREE-YEAR TERM		For	For		Mgmt
	7	APPROVAL OF THE COMPENSATION OF THE MEMBERS OF THE SUPERVISORY BOARD		For	For		Mgmt
	8	APPROVAL OF THE NEW EMPLOYEE STOCK PURCHASE PLAN		For	For		Mgmt
	9	DELEGATION TO THE SUPERVISORY BOARD FOR FIVE YEARS OF THE AUTHORITY TO ISSUE NEW SHARES		For	Against		Mgmt
Due to the excessive time framework, antitakeover potential, and dilutive potential, we recommend a vote against the proposal.
	10	APPROVAL OF THE CHANGE IN THE QUORUM FOR THE GENERAL MEETING OF SHAREHOLDERS FROM ONE-THIRD OF THE ISSUED SHARE CAPITAL TO 15% OF THE ISSUED SHARE CAPITAL		For	Against		Mgmt

In the case of STMicroelectronics, two shareholders indirectly control 17.25 percent each of the capital. Because the quorum would be lowered to only 15 percent, we recommend a vote against the proposal.

	11	AUTHORIZATION OF THE AMENDMENT OF THE ARTICLES OF ASSOCIATION RELATING TO THE ITEMS MENTIONED UNDER RESOLUTION 10		For	Against		Mgmt
In keeping with our opposition against Item 10, we recommend a vote against this item as well.
	12	APPROVAL OF OUR CORPORATE GOVERNANCE POLICY		For	For		Mgmt

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Storage Technology Corp. *STK*		862111200			04/02/04		2,740
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Adams		For
	1.2	Elect Director Charles E. Foster		For
	1.3	Elect Director Mercedes Johnson		For
	1.4	Elect Director William T. Kerr		For
	1.5	Elect Director Robert E. Lee		For
	1.6	Elect Director Patrick J. Martin		For
	1.7	Elect Director Judy C. Odom		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.94 percent is within the allowable cap for this company of 12.59 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Provide for Cumulative Voting		Against	For		ShrHoldr
In this case, the company fails to meet the performance criteria. Accordingly, the proposal warrants shareholder support.

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/13/03 - A	Sun Microsystems, Inc. *SUNW*		866810104			09/15/03		81,346
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Scott G. McNealy		For
We recommend a vote FOR the directors.
	1.2	Elect Director James L. Barksdale		For
	1.3	Elect Director L. John Doerr		For
	1.4	Elect Director Robert J. Fisher		For
	1.5	Elect Director Michael E. Lehman		For
	1.6	Elect Director Robert L. Long		For
	1.7	Elect Director M. Kenneth Oshman		For
	1.8	Elect Director Naomi O. Seligman		For
	1.9	Elect Director Lynn E. Turner		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
Shareholder Proposal
	4	Implement China Principles		Against	Against		ShrHoldr
Since the company has had no significant controversies or violations regarding its operations in China and has an established workplace code of conduct, we recommend a vote against this item.

05/14/04 - A	SunGard Data Systems Inc. *SDS*		867363103			03/15/04		7,156
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Gregory S. Bentley		Withhold

We recommend a vote FOR the directors with the exception of affiliated outsider Gregory S. Bentley. We recommend that shareholders WITHHOLD votes from Gregory S. Bentley for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Michael C. Brooks		For
	1.3	Elect Director Cristobal Conde		For
	1.4	Elect Director Ramon de Oliveira		For
	1.5	Elect Director Henry C. Duques		For
	1.6	Elect Director Albert A. Eisenstat		For
	1.7	Elect Director Bernard Goldstein		For
	1.8	Elect Director Janet Brutschea Haugen		For
	1.9	Elect Director James L. Mann		For
	1.10	Elect Director Malcolm I. Ruddock		For
	2	Ratify Auditors		For	For		Mgmt

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Sybase, Inc. *SY*		871130100			04/01/04		2,422
	1	Elect Directors		For	For		Mgmt
	2	Amend Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.62 percent is within the allowable cap for this company of 17.30 percent. Additionally, this plan expressly forbids repricing.

Equity grants of stock options and restricted stock and other forms of long-term incentive awards to top six named executive officers is 42.9 percent of the total shares awarded in the current year. More than one quarter of the total shares granted in the current year were made to top six executives.

	3	Ratify Auditors		For	For		Mgmt

12/18/03 - A	Sycamore Networks, Inc. *SCMR*		871206108			10/22/03		6,760
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

04/26/04 - A	Symbol Technologies, Inc. *SBL*		871508107			03/01/04		5,951
	1	Elect Directors		For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	3	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.25 percent is within the allowable cap for this company of 12.33 percent. Additionally, this plan expressly forbids repricing.
	4	Ratify Auditors		For	For		Mgmt

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - A	Synopsys, Inc. *SNPS*		871607107			04/07/04		3,808
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Aart J. de Geus		For
We recommend a vote FOR the directors with the exception of independent outsider Sasson Somekh. We recommend that shareholders WITHHOLD votes from Sasson Somekh for poor attendance.
	1.2	Elect Director Andy D. Bryant		For
	1.3	Elect Director Chi-Foon Chan		For
	1.4	Elect Director Bruce R. Chizen		For
	1.5	Elect Director Deborah A. Coleman		For
	1.6	Elect Director A. Richard Newton		For
	1.7	Elect Director Sasson Somekh		Withhold
	1.8	Elect Director Roy Vallee		For
	1.9	Elect Director Steven C. Walske		For
	2	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
	3	Ratify Auditors		For	For		Mgmt

11/17/03 - S	Take-Two Interactive Software, Inc. *TTWO*		874054109			10/06/03		1,053
	1	Increase Authorized Common Stock		For	For		Mgmt
The requested increase of 50,000,000 shares is below the allowable threshold of 80,000,000 shares.

06/17/04 - A	Take-Two Interactive Software, Inc. *TTWO*		874054109			05/12/04		1,053
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Richard W. Roedel		For
	1.2	Elect Director Paul Eibeler		For
	1.3	Elect Director Oliver R. Grace, Jr.		For
	1.4	Elect Director Robert Flug		For
	1.5	Elect Director Todd Emmel		For
	1.6	Elect Director Mark Lewis		For
	1.7	Elect Director Steven Tisch		For
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 9.59 percent is within the allowable cap for this company of 18.36 percent.
	3	Amend Omnibus Stock Plan		For	For		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 7.82 percent is within the allowable cap for this company of 18.36 percent.

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Tekelec *TKLC*		879101103			03/22/04		1,581
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Robert V. Adams		For

We recommend a vote FOR Robert V. Adams, but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Daniel L. Brenner for standing as an affiliated outsider on the Audit, Compensation and Nominating committees and for failure to establish a majority independent board, Jon F. Rager for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish a majority independent board, and Martin A. Kaplan for standing as an affiliated outsider on the Nominating Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from affiliated outsider Jean-Claude Asscher and insider Frederick M. Lax for failure to establish a majority independent board.

	1.2	Elect Director Jean-Claude Asscher		Withhold
	1.3	Elect Director Daniel L. Brenner		Withhold
	1.4	Elect Director Martin A. Kaplan		Withhold
	1.5	Elect Director Frederick M. Lax		Withhold
	1.6	Elect Director Jon F. Rager		Withhold
	2	Amend Stock Option Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 22.08 percent is above the allowable cap for this company of 12.95 percent.

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Omnibus Stock Plan		For	Against		Mgmt

V. Vote Recommendation We commend the company for expressly forbidding the repricing of stock options under the plan. However, the total cost of the company’s plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.

	4	Amend Non-Employee Director Stock Option Plan		For	Against		Mgmt
VI. Vote Recommendation The total cost of the company’s plans of 16.79 percent is above the allowable cap for this company of 12.95 percent.
	5	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Tellabs, Inc. *TLAB*		879664100			02/23/04		10,425
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Michael J. Birck		For
We recommend a vote FOR the directors.
	1.2	Elect Director Frederick A. Krehbiel		For
	1.3	Elect Director Krish A. Prabhu		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 10.02 percent is within the allowable cap for this company of 11.09 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

05/27/04 - A	Teradyne, Inc. *TER*		880770102			04/05/04		4,762
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director John P. Mulroney		For
We recommend a vote FOR the directors.
	1.2	Elect Director Patricia S. Wolpert		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Texas Instruments Inc. *TXN*		882508104			02/17/04		42,621
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director James R. Adams		For
	1.2	Elect Director David L. Boren		For
	1.3	Elect Director Daniel A. Carp		For
	1.4	Elect Director Thomas J. Engibous		For
	1.5	Elect Director Gerald W. Fronterhouse		For
	1.6	Elect Director David R. Goode		For
	1.7	Elect Director Wayne R. Sanders		For
	1.8	Elect Director Ruth J. Simmons		For
	1.9	Elect Director Richard K. Templeton		For
	1.10	Elect Director Christine Todd Whitman		For
	2	Ratify Auditors		For	For		Mgmt
	3	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

04/12/04 - S	The Titan Corp. *TTN*		888266103			02/09/04		2,040
	1	Approve Merger Agreement		For			Mgmt
	2	Adjourn Meeting		For			Mgmt
Not voted — All of the issues noted above are acceptable for this company at this meeting. The cost of voting would exceed the value of the vote.

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/07/04 - S	The Titan Corp. *TTN*		888266103			05/04/04		2,040
	1	Approve Merger Agreement		For	For		Mgmt

Conclusion: The amended merger agreement results in approximately a nine percent decline in the merger consideration from the original merger agreement. In addition, shareholders lose the tax deferred status on 50 percent of the merger consideration under the original agreement where 50 percent of the consideration was in the form of stock. The amended offer price is in-line with the advisor’s discounted cash flow analysis and above precedent transactions. In regards to the fairness opinion, ISS would prefer to see a financial advisor which did not have affiliations as described in the Payment to Financial Advisor section. Nevertheless, the assumptions underlying the advisor’s discounted cash flow analysis appear reasonable and the group of precedent transactions is comparable. Leading up to the original merger agreement, the Titan board attempted to solicit additional value from third parties and improved terms from $20 per share to $22 per share. Now that the allegations surrounding illegal payments to consultants at foreign subsidiaries of Titan have come to light (Feb. 13, 2004), the Titan board has lost some measure of bargaining power with Lockheed Martin over the merger consideration. The allegations potentially breach the representations and warranties condition under the original merger agreement. The Titan board determined that there was risk of damage to Titan’s business and reputation as a result of the matters subject to government investigations, which could negatively impact Titan’s business and ability to attract another merger partner. The investigations may or may not result in a material adverse effect on the value of Titan. The modest reduction in merger consideration reflects the uncertainty. We believe that under these circumstances, the merger consideration is likely the highest value which Titan shareholders can obtain. Further, the offer continues to represent a 17.9 percent premium over the last trading price prior to the announcement of the original merger agreement and a more substantial premium of 80.7 percent over the five-day average price beginning 60 days prior to the announcement of the original agreement. Therefore, we recommend shareholders support this transaction.

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	TIBCO Software, Inc. *TIBX*		88632Q103			02/18/04		5,326
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Vivek Y. Ranadive		For

We recommend a vote FOR the directors with the exception of independent outsider William A. Owens. We recommend that shareholders WITHHOLD votes from William A. Owens for sitting on more than six boards.

	1.2	Elect Director Naren Gupta		For
	1.3	Elect Director Peter Job		For
	1.4	Elect Director William A. Owens		Withhold
	1.5	Elect Director Philip K. Wood		For
	1.6	Elect Director Eric Dunn		For
	2	Ratify Auditors		For	For		Mgmt

05/14/04 - A	TriQuint Semiconductor, Inc. *TQNT*		89674K103			03/24/04		3,372
	1	Elect Directors		For	For		Mgmt
	2	Amend Stock Option Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 14.72 percent is within the allowable cap for this company of 19.72 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors		For	For		Mgmt

04/22/04 - A	Unisys Corp. *UIS*		909214108			02/27/04		8,266
	1	Elect Directors		For	For		Mgmt

05/06/04 - A	UNOVA, Inc. *UNA*		91529B106			03/08/04		1,500
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Larry D. Brady		For
	1.2	Elect Director Joseph T. Casey		For
	1.3	Elect Director Allen J. Lauer		For
	2	Approve Omnibus Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 11.36 percent is within the allowable cap for this company of 17.66 percent. Additionally, this plan expressly forbids repricing.
More than one quarter of the total shares granted in the last year were made to named executive officers.
	3	Declassify the Board of Directors		Against	For		ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Approval of this proposal would not automatically repeal the classification provisions found in the Certificate of Incorporation and By-Laws. Amendment of the Certificate of Incorporation to eliminate classification would require approval by the board and by the holders of at least 80 percent of the outstanding stock.

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	UTStarcom, Inc. *UTSI*		918076100			03/29/04		2,507
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Thomas J. Toy		For
We recommend that shareholders vote FOR Thomas J. Toy but WITHHOLD votes from insider Ying Wu for failure to establish a majority independent board.
	1.2	Elect Director Ying Wu		Withhold
	2	Ratify Auditors		For	For		Mgmt

02/10/04 - A	Varian Semiconductor Equipment Associates, Inc. *VSEA*		922207105			12/15/03		875
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Robert W. Dutton		For
We recommend a vote FOR the directors.
	2	Amend Omnibus Stock Plan		For	For		Mgmt

The cost associated with the proposed 100,000 shares of performance units, performance shares, and/or restricted stock is included in the calculations below. As such, because the total cost of the company’s plans of 9.95 percent is within the allowable cap for this company of 12.31 percent, we recommend a vote FOR this proposal.

	3	Amend Omnibus Stock Plan		For	For		Mgmt
Vote Recommendation The total cost of the company’s plans of 9.95 percent is within the allowable cap for this company of 12.31 percent.
	4	Ratify Auditors		For	For		Mgmt

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	VeriSign Inc *VRSN*		92343E102			03/29/04		5,841
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director D. James Bidzos		For
We recommend a vote FOR the directors.
	1.2	Elect Director William L. Chenevich		For
	1.3	Elect Director Gregory L. Reyes		For
	2	Ratify Auditors		For	For		Mgmt

05/12/04 - A	Vishay Intertechnology, Inc. *VSH*		928298108			03/29/04		3,590
	1	Elect Directors		For	Split		Mgmt
	1.1	Elect Director Dr. Felix Zandman		Withhold

We recommend a vote FOR Zvi Grinfas but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from Philippe Gazeau for standing as an affiliated outsider on the Audit Committee and for failure to establish a majority independent board. We also recommend WITHHOLDING votes from insiders Dr. Felix Zandman and Dr. Gerald Paul for failure to establish a majority independent board.

	1.2	Elect Director Philippe Gazeau		Withhold
	1.3	Elect Director Zvi Grinfas		For
	1.4	Elect Director Dr. Gerald Paul		Withhold
	2	Ratify Auditors		For	For		Mgmt
	3	Amend Executive Incentive Bonus Plan		For	For		Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

	4	Approve Restricted Stock Plan		For	For		Mgmt
V. Vote Recommendation The total cost of the company’s plans of 2.58 percent is within the allowable cap for this company of 12.79 percent.

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

01/26/04 - A	Vitesse Semiconductor Corp. *VTSS*		928497106			12/01/03		5,165
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Vincent Chan, Ph.D.		For
We recommend a vote FOR the directors.
	1.2	Elect Director James A. Cole		For
	1.3	Elect Director Alex Daly		For
	1.4	Elect Director John C. Lewis		For
	1.5	Elect Director Louis R. Tomasetta, Ph.D.		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/19/04 - A	Webex Communications, Inc. *WEBX*		94767L109			03/31/04		1,025
	1	Elect Directors		For	For		Mgmt
	2	Ratify Auditors		For	For		Mgmt

05/13/04 - A	West Corporation *WSTC*		952355105			04/01/04		1,698
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Mary E. West		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from George H. Krauss for standing as an affiliated outsider on the Audit and Compensation committees and for failure to establish an independent nominating committee. We also recommend that shareholders WITHHOLD votes from Mary E. West for failure to establish an independent nominating committee.

	1.2	Elect Director George H. Krauss		Withhold
	2	Ratify Auditors		For	For		Mgmt

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

11/20/03 - A	Western Digital Corp. *WDC*		958102105			10/02/03		4,970
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Matthew E. Massengill		For
We recommend a vote FOR the directors.
	1.2	Elect Director I.M. Booth		For
	1.3	Elect Director Peter D. Behrendt		For
	1.4	Elect Director Kathleen A. Cote		For
	1.5	Elect Director Henry T. DeNero		For
	1.6	Elect Director William L. Kimsey		For
	1.7	Elect Director Michael D. Lambert		For
	1.8	Elect Director Roger H. Moore		For
	1.9	Elect Director Thomas E. Pardun		For
	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt

05/21/04 - A	Yahoo!, Inc. *YHOO*		984332106			03/25/04		16,077
	1	Elect Directors		For	Withhold		Mgmt
	1.1	Elect Director Terry S. Semel		Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from insiders Terry S. Semel and Jerry Yang, affiliated outsider Eric Hippeau, and independent outsiders Gary L. Wilson, Edward R. Kozel, Robert A. Kotick, Arthur H. Kern, Ronald W. Burkle and Roy J. Bostock for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director Jerry Yang		Withhold
	1.3	Elect Director Roy J. Bostock		Withhold
	1.4	Elect Director Ronald W. Burkle		Withhold
	1.5	Elect Director Eric Hippeau		Withhold
	1.6	Elect Director Arthur H. Kern		Withhold
	1.7	Elect Director Robert A. Kotick		Withhold
	1.8	Elect Director Edward R. Kozel		Withhold
	1.9	Elect Director Gary L. Wilson		Withhold

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Employee Stock Purchase Plan		For	For		Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors		For	For		Mgmt
	4	Expense Stock Options		Against	For		ShrHoldr

In the absence of an accepted methodology with which to value the contingent cost of stock options, companies that have voluntarily expensed stock options have had flexibility in their selection of a specific valuation methodology. Opponents of option expensing argue that options are difficult to value and expensing options could add complexity and decrease transparency in financial reporting. However, given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide additional discipline against overuse.

86

FORM N-Px REPORT

ICA File Number: 811-09093

Reporting Period: 07/01/2003 - 06/30/2004

E*Trade Technology Index Fund

E*TRADE TECHNOLOGY INDEX FUND

3COM CORP

Ticker:	COMS	Security ID:	885535104
Meeting Date:	SEP 23, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 25, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management
4	Appointment of the Auditors	FOR	FOR	Management

ACXIOM CORP

Ticker:	ACXM	Security ID:	005125109
Meeting Date:	AUG 6, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 13, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	AGAINST	Management
3	Stock Option Plan	FOR	AGAINST	Management

ADAPTEC INC

Ticker:	ADPT	Security ID:	00651F108
Meeting Date:	AUG 21, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 25, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	Split	Management
2	Employees’ Stock Purchase Plan	FOR	For	Management
3	Appointment of the Auditors	FOR	Against	Management

1

AMKOR TECHNOLOGY INC.

Ticker:	AMKR	Security ID:	031652100
Meeting Date:	JUL 30, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 20, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

APPLIED MICRO CIRCUITS CORP

Ticker:	AMCC	Security ID:	03822W109
Meeting Date:	AUG 27, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 1, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Appointment of the Auditors	FOR	FOR	Management

AUTOMATIC DATA PROCESSING

Ticker:	ADP	Security ID:	053015103
Meeting Date:	NOV 11, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 12, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management
4	Stock Option Plan	FOR	FOR	Management
5	Appointment of the Auditors	FOR	FOR	Management

AVNET INC

Ticker:	AVT	Security ID:	053807103
Meeting Date:	NOV 6, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 8, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management
4	Appointment of the Auditors	FOR	FOR	Management

2

AVX CORP NEW

Ticker:	AVX	Security ID:	002444107
Meeting Date:	JUL 22, 2003	Meeting Type:	ANNUAL
Record Date:	MAY 30, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	WITHHOLD	Management
2	Appointment of the Auditors	FOR	FOR	Management
3	Other Business	FOR	AGAINST	Management

BEA SYSTEMS INC

Ticker:	BEAS	Security ID:	073325102
Meeting Date:	JUL 11, 2003	Meeting Type:	ANNUAL
Record Date:	MAY 27, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	DID NOT VOTE	Management
2	Pay for Performance Plan	FOR	DID NOT VOTE	Management
3	Appointment of the Auditors	FOR	DID NOT VOTE	Management

BEARINGPOINT, INC.

Ticker:	BE	Security ID:	074002106
Meeting Date:	NOV 4, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 12, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management

BMC SOFTWARE INC

Ticker:	BMC	Security ID:	055921100
Meeting Date:	AUG 21, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 3, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

CHECK POINT SOFTWARE

Ticker:	CHKP	Security ID:	M22465104
Meeting Date:	JUL 31, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 23, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Election of the Directors	FOR	FOR	Management
3	Authorization for Chairman of the Board to Serve as Chairman of the Board and Chief Executive Officer	FOR	FOR	Management
4	Financial Statements, Directors’ and Auditors’ Reports	FOR	FOR	Management
5	Appointment of the Auditors	FOR	FOR	Management
6	Stock Option Plan	FOR	AGAINST	Management

3

CHECKFREE CORP

Ticker:	CKFR	Security ID:	162813109
Meeting Date:	OCT 29, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 8, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Pay for Performance Plan	FOR	FOR	Management
3	Board Size, Tenure and Composition	AGAINST	AGAINST	Shareholder

CISCO SYSTEMS INC

Ticker:	CSCO	Security ID:	17275R102
Meeting Date:	NOV 11, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 12, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management
4	Report on co. products used by the governtment to monitor the internet.	AGAINST	AGAINST	Shareholder
5	Report on Pay Disparity	AGAINST	AGAINST	Shareholder

COMPUTER ASSOC INTL INC

Ticker:	CA	Security ID:	204912109
Meeting Date:	AUG 27, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 2, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	DID NOT VOTE	Management
2	Non-Employee Director Stock Option Plan	FOR	DID NOT VOTE	Management
3	Appointment of the Auditors	FOR	DID NOT VOTE	Management

CONCORD EFS, INC.

Ticker:	CE	Security ID:	206197105
Meeting Date:	OCT 28, 2003	Meeting Type:	SPECIAL
Record Date:	SEP 8, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Merger	FOR	FOR	Management

4

CREE RESEARCH, INC.

Ticker:	CREE	Security ID:	225447101
Meeting Date:	OCT 28, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 4, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management

DELL COMPUTER CORPORATION

Ticker:	DELL	Security ID:	247025109
Meeting Date:	JUL 18, 2003	Meeting Type:	ANNUAL
Record Date:	MAY 23, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Classify the Board of Directors, Stagger Terms	FOR	FOR	Management
3	Corporate Name Change	FOR	FOR	Management
4	Pay for Performance Plan	FOR	FOR	Management

ELECTRONIC ARTS, INC.

Ticker:	ERTS	Security ID:	285512109
Meeting Date:	JUL 31, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 4, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management
4	Appointment of the Auditors	FOR	FOR	Management

EXPEDIA INC

Ticker:	EXPE	Security ID:	302125109
Meeting Date:	AUG 8, 2003	Meeting Type:	SPECIAL
Record Date:	JUN 25, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Merger	FOR	FOR	Management

5

FIRST DATA CORPORATION

Ticker:	FDC	Security ID:	319963104
Meeting Date:	OCT 28, 2003	Meeting Type:	SPECIAL
Record Date:	SEP 8, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Merger	FOR	FOR	Management

FLEXTRONICS INTERNATIONAL LTD.

Ticker:	FLEX	Security ID:	Y2573F102
Meeting Date:	SEP 30, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 7, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	DID NOT VOTE	Management
2	Election of the Directors	FOR	DID NOT VOTE	Management
3	Election of the Directors	FOR	DID NOT VOTE	Management
4	Appointment of the Auditors	FOR	DID NOT VOTE	Management
5	Employees’ Stock Purchase Plan	FOR	DID NOT VOTE	Management
6	Eliminate Preemptive Rights	FOR	DID NOT VOTE	Management
7	Non-Employee Director Stock Option Plan	FOR	DID NOT VOTE	Management
8	Repurchase of Capital Stock	FOR	DID NOT VOTE	Management

GLOBAL PAYMENTS INC

Ticker:	GPN	Security ID:	37940X102
Meeting Date:	OCT 22, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 25, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management

GLOBESPANVIRATA INC.

Ticker:	GSPN	Security ID:	37957V106
Meeting Date:	OCT 16, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 20, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Non-Employee Director Stock Option Plan	FOR	AGAINST	Management
4	Appointment of the Auditors	FOR	FOR	Management

6

HARRIS CORP DEL

Ticker:	HRS	Security ID:	413875105
Meeting Date:	OCT 24, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 29, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

INTEGRATED DEVICE TECHNOLOGY

Ticker:	IDTI	Security ID:	458118106
Meeting Date:	SEP 12, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 21, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	AGAINST	Management

INTUIT INC.

Ticker:	INTU	Security ID:	461202103
Meeting Date:	OCT 30, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 2, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management

KEMET CORPORATION

Ticker:	KEM	Security ID:	488360108
Meeting Date:	JUL 23, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 13, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	WITHHOLD	Management
2	Appointment of the Auditors	FOR	AGAINST	Management

LAM RESEARCH CORP

Ticker:	LRCX	Security ID:	512807108
Meeting Date:	NOV 6, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 12, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Pay for Performance Plan	FOR	FOR	Management
4	Appointment of the Auditors	FOR	FOR	Management

7

LEGATO SYSTEMS INC

Ticker:	LGTO	Security ID:	524651106
Meeting Date:	OCT 20, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 5, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Merger	FOR	FOR	Management
2	Adjourn meeting for additional vote solicitation	FOR	AGAINST	Management

LINEAR TECHNOLOGY CORP

Ticker:	LLTC	Security ID:	535678106
Meeting Date:	NOV 5, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 8, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Appointment of the Auditors	FOR	FOR	Management

MACROMEDIA, INC.

Ticker:	MACR	Security ID:	556100105
Meeting Date:	JUL 24, 2003	Meeting Type:	ANNUAL
Record Date:	MAY 27, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management

MCDATA CORP

Ticker:	MCDTA	Security ID:	580031201
Meeting Date:	AUG 27, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 1, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management
3	Stock Option Plan	FOR	FOR	Management

8

MICROCHIP TECHNOLOGY INC.

Ticker:	MCHP	Security ID:	595017104
Meeting Date:	AUG 15, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 20, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Employees’ Stock Purchase Plan	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management

MICROSOFT CORP

Ticker:	MSFT	Security ID:	594918104
Meeting Date:	NOV 11, 2003	Meeting Type:	ANNUAL
Record Date:	SEP 12, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Stock Option Plan	FOR	FOR	Management
3	Non-Employee Director Stock Option Plan	FOR	FOR	Management
4	Political and Charitable Contributions and Influence	AGAINST	AGAINST	Shareholder

NATIONAL SEMICONDUCTOR CORP

Ticker:	NSM	Security ID:	637640103
Meeting Date:	SEP 26, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 14, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Appointment of the Auditors	FOR	FOR	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management

NETWORK APPLIANCE INC

Ticker:	NTAP	Security ID:	64120L104
Meeting Date:	SEP 2, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 7, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	AGAINST	Management
3	Employees’ Stock Purchase Plan	FOR	FOR	Management
4	Appointment of the Auditors	FOR	FOR	Management
5	Other Business	FOR	AGAINST	Management

9

ORACLE SYSTEMS CORP

Ticker:	ORCL	Security ID:	68389X105
Meeting Date:	OCT 13, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 21, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Pay for Performance Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management
4	Non-Employee Director Stock Option Plan	FOR	FOR	Management
5	Human Rights	AGAINST	AGAINST	Shareholder

OVERTURE SERVICES INC.

Ticker:	OVER	Security ID:	69039R100
Meeting Date:	OCT 7, 2003	Meeting Type:	SPECIAL
Record Date:	AUG 27, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Merger	FOR	FOR	Management

PAYCHEX INC

Ticker:	PAYX	Security ID:	704326107
Meeting Date:	OCT 2, 2003	Meeting Type:	ANNUAL
Record Date:	AUG 4, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management

QLOGIC CORPORATION

Ticker:	QLGC	Security ID:	747277101
Meeting Date:	AUG 26, 2003	Meeting Type:
Record Date:	JUL 1, 2003		ANNUAL

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management

QUANTUM CORP

Ticker:	DSS	Security ID:	747906204
Meeting Date:	SEP 3, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 7, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management
3	Non-Employee Director Stock Option Plan	FOR	AGAINST	Management

10

RED HAT INC

Ticker:	RHAT	Security ID:	756577102
Meeting Date:	JUL 31, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 2, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	SPLIT	Management
2	Appointment of the Auditors	FOR	AGAINST	Management

RESEARCH IN MOTION

Ticker:	RIMM	Security ID:	760975102
Meeting Date:	JUL 21, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 3, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

RF MICRO DEVICES INC

Ticker:	RFMD	Security ID:	749941100
Meeting Date:	JUL 22, 2003	Meeting Type:	ANNUAL
Record Date:	MAY 30, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Stock Option Plan	FOR	FOR	Management
3	Appointment of the Auditors	FOR	FOR	Management

T*HQ INC NEW

Ticker:	THQI	Security ID:	872443403
Meeting Date:	AUG 12, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 25, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management
3	Stock Option Plan	FOR	FOR	Management
4	Stock Option Exchange	FOR	FOR	Management

TEKTRONIX INC

Ticker:	TEK	Security ID:	879131100
Meeting Date:	SEP 25, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 21, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Human Rights	AGAINST	AGAINST	Shareholder

11

UTSTARCOM INC

Ticker:	UTSI	Security ID:	918076100
Meeting Date:	SEP 24, 2003	Meeting Type:	SPECIAL
Record Date:	AUG 15, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Increase the Authorized Common Stock	FOR	AGAINST	Management

WEBMETHODS INC

Ticker:	WEBM	Security ID:	94768C108
Meeting Date:	AUG 26, 2003	Meeting Type:	ANNUAL
Record Date:	JUL 10, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

XILINX, INC.

Ticker:	XLNX	Security ID:	983919101
Meeting Date:	AUG 7, 2003	Meeting Type:	ANNUAL
Record Date:	JUN 9, 2003

#	Proposal	Mgt Rec	Vote Cast	Sponsor
1	Election of the Directors	FOR	FOR	Management
2	Appointment of the Auditors	FOR	FOR	Management

12

Vote Summary Report

Jul 01, 2003 - Jun 30, 2004

ETRADE International Index Fund - WAM-609

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	77 Bank Ltd.		J71348106			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

05/18/04 - A	ABB Ltd. Zuerich		H0010V101			None		5,006
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	5	Reelect Roger Agnelli, Juergen Dormann, Louis Hughes, Hans Maerki, Michel de Rosen, Michael Treschow, Bernd Voss, and Jacob Wallenberg as Directors		For	For		Mgmt
	6	Ratify Ernst & Young AG as Auditors		For	For		Mgmt

04/26/04 - A	Abertis Infraestructuras (frmely ACESA INFRAESTRUCTURAS SA(formerly Autopistas C		E0003D111			None		360
	1	Approve Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Authorize Capitalization of Reserves of EUR 78.8 Million for a 1:20 Bonus Issue; Amend Article 5 Accordingly		For	For		Mgmt
	3	Elect Unicaja, Jose Luis Olivas Martinez, Pablo Vallbona Vadell, and Comunidades Gestoras to Management Board		For	For		Mgmt
	4	Reelect PriceWaterhouseCoopers Auditores, S.L. as Auditors		For	For		Mgmt
	5	Authorize Repurchase of Shares		For	For		Mgmt
	6	Authorize Issuance of Bonds or Other Financial Instruments		For	For		Mgmt
	7	Approve General Meeting Guidelines; Amend Article 12 of Bylaws; Present Information Re: Board Guidelines		For	For		Mgmt
	8	Approve Merger by Absorption of Iberica de Autopistas, S.A.		For	For		Mgmt
	9	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

1

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Abn Amro Holding Nv		N0030P459			04/22/04		3,749
	1	Receive Report of Management Board		None	None		Mgmt
	2	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	3.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3.2	Approve Dividends		For	For		Mgmt
	3.3	Approve Discharge of Management Board		For	For		Mgmt
	3.4	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Approve Remuneration Policy		For	For		Mgmt
	5	Reappoint Ernst & Young as Auditors		For	For		Mgmt
	6	Elect Supervisory Board Member		For	For		Mgmt
	7.1	Abolish Antitakeover Preference Shares through Repurchase and Cancellation of Shares		For	For		Mgmt
	7.2	Amend Articles to Reflect Cancellation of Preference Shares (Item 7.1)		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	9.1	Grant Board Authority to Issue Ordinary Shares and Convertible Preference Shares Up to 20 Percent of Issued Share Capital		For	For		Mgmt
	9.2	Grant Board Authority to Exclude Preemptive Rights from Issuance Under Item 9.1		For	For		Mgmt
	10	Other Business		None	None		Mgmt

04/25/04 - A	Acciona Sa (Formerly Grupo Acciona Sa (Formerly Cubiertas Y		E0008Z109			None		44
	1	Accept Financial Statements		For	For		Mgmt
	2	Accept Statutory Reports; Approve Discharge of Directors		For	For		Mgmt
	3	Approve Allocation of Income and Dividend of EUR 1.38 Per Share		For	For		Mgmt
	4	Amend Articles		For	For		Mgmt
	5	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt

2

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorize Issuance of Convertible Bonds without Preemptive Rights		For	Against		Mgmt
	7	Approve General Meeting Guidelines		For	For		Mgmt
	8	Authorize Repurchase of Shares		For	For		Mgmt
	9	Elect Auditors		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/26/04 - A/S	Accor		F00189120			None		517
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 1.575 per Share		For	For		Mgmt
	5	Ratify Cooptation of Gabriele Galateri Di Genola as Supervisory Board Member		For	Against		Mgmt

In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election of the candidates proposed at this meeting.

	6	Elect Francis Mayer as Supervisory Board Member		For	Against		Mgmt
	7	Authorize Repurchase of Up to 18 Million Shares		For	For		Mgmt
Special Business
	8	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	9	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	For		Mgmt
The potential increase of 33.46 percent of issued capital over a period of 26 months is in line with the limit we recommend for general requests to issue capital with preemptive rights.
	10	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 100 Million		For	For		Mgmt

The potential increase of 16.73 percent of issued capital over a period of 26 months is in line with the limit we recommend for general requests to issue capital without preemptive rights. Furthermore, it is very rare for a French company to request an issuance without preemptive rights that is smaller than the one with preemptive rights. This is a clear improvement over the common French issuance request.

3

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Authorize Capitalization of Reserves of Up to EUR 200 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	12	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 300 Million		For	For		Mgmt
	13	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	14	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/04/04 - A/S	Accor		F00189120			None		263
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 1.575 per Share		For	For		Mgmt
	5	Ratify Cooptation of Gabriele Galateri Di Genola as Supervisory Board Member		For	Against		Mgmt
	6	Elect Francis Mayer as Supervisory Board Member		For	Against		Mgmt
	7	Authorize Repurchase of Up to 18 Million Shares		For	For		Mgmt
Special Business
	8	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	9	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 100 Million		For	For		Mgmt

4

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Authorize Capitalization of Reserves of Up to EUR 200 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
	12	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 300 Million		For	For		Mgmt
	13	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	14	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/09/04 - A	Acerinox S.A.		E0060D103			None		89
	1	Approve Financial Statements, Allocation of Income, and Distribution of Aggregate Dividend of EUR 55.27 Million		For	For		Mgmt
	2	Approve Discharge of Management; Approve Dividend Payments Made in 01-05-04 and 04-05-04		For	For		Mgmt
	3	Approve KPMG Auditores S.L. as Auditors for Fiscal Year 2004		For	For		Mgmt
	4	Authorize Share Repurchase Program		For	For		Mgmt
	5	Approve 4:1 Stock Split and Reduce Par Value of Shares to EUR 0.25 from EUR 1		For	For		Mgmt
	6	Amend Articles 14 and 15 Re: Attendance, Presiding Committee, Accords		For	For		Mgmt
	7	Approve Distribution of EUR 0.08 Per Share from Issuance Premium Reserve		For	For		Mgmt
	8	Amend Articles 5, 6, and 7 of General Meeting Guidelines Re: Shareholder’s Acces to Information, Participation in the Meeting, Shareholder Representation at the Meeting		For	For		Mgmt
	9	Elect Juan March and Susumu Komori to Management Board and Reelect Jose Aguirre, Jose Guerediaga, Oscar Fanjul, and Marcelino Oreja for Four Year Terms to Management Board		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	11	Designate Shareholders to Approve and Sign Minutes of Meeting		For	For		Mgmt

5

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A	Acerinox S.A.		E0060D103			None		89
	1	Approve Financial Statements, Allocation of Income, and Distribution of Aggregate Dividend of EUR 55.27 Million		For	For		Mgmt
	2	Approve Discharge of Management; Approve Dividend Payments Made in 01-05-04 and 04-05-04		For	For		Mgmt
	3	Approve KPMG Auditores S.L. as Auditors for Fiscal Year 2004		For	For		Mgmt
	4	Authorize Share Repurchase Program		For	For		Mgmt
	5	Approve 4:1 Stock Split and Reduce Par Value of Shares to EUR 0.25 from EUR 1		For	For		Mgmt
	6	Amend Articles 14 and 15 Re: Attendance, Presiding Committee, Accords		For	For		Mgmt
	7	Approve Distribution of EUR 0.08 Per Share from Issuance Premium Reserve		For	For		Mgmt
	8	Amend Articles 5, 6, and 7 of General Meeting Guidelines Re: Shareholder’s Acces to Information, Participation in the Meeting, Shareholder Representation at the Meeting		For	For		Mgmt
	9	Elect Juan March and Susumu Komori to Management Board and Reelect Jose Aguirre, Jose Guerediaga, Oscar Fanjul, and Marcelino Oreja for Four Year Terms to Management Board		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	11	Designate Shareholders to Approve and Sign Minutes of Meeting		For	For		Mgmt

06/24/04 - A	Acom Co. Ltd.		J00105106			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 40, Final JY 40, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Capital to Reflect Share Repurchase - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

6

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Acs, Actividades De Construcciones (Formerly Gines Navarro C		E7813W106			None		146
	1	Approve Individual and Group Financial Statements, Allocation of Income; Present Corporate Governance Report		For	For		Mgmt
	2	Approve Discharge of Management Board		For	For		Mgmt
	3	Elect Management Board		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve Auditors		For	For		Mgmt
	6	Approve Reduction in Share Capital via Cancellation of 902,453 Treasury Shares; Amend Articles Accordingly		For	For		Mgmt
	7	Approve 3:1 Stock Split and Subsequent Reduction in Par Value to EUR 0.50 from EUR 1.50		For	For		Mgmt
	8	Amend Articles 13, 15, 20b, 22, 26, and 28 Re: Board Numbers, Composition, Functions, and General Meetings Attendance and Information		For	For		Mgmt
	9	Approve Stock Option Plan		For	For		Mgmt
	10	Approve General Meeting Guidelines; Present Report Re: Board Guidelines		For	For		Mgmt
	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	12	Approve Minutes of Meeting		For	For		Mgmt

7

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Acs, Actividades De Construcciones (Formerly Gines Navarro C		E7813W106			None		146
	1	Approve Individual and Group Financial Statements, Allocation of Income; Present Corporate Governance Report		For	For		Mgmt
	2	Approve Discharge of Management Board		For	For		Mgmt
	3	Elect Management Board		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve Auditors		For	For		Mgmt
	6	Approve Reduction in Share Capital via Cancellation of 902,453 Treasury Shares; Amend Articles Accordingly		For	For		Mgmt
	7	Approve 3:1 Stock Split and Subsequent Reduction in Par Value to EUR 0.50 from EUR 1.50		For	For		Mgmt
	8	Amend Articles 13, 15, 20b, 22, 26, and 28 Re: Board Numbers, Composition, Functions, and General Meetings Attendance and Information		For	For		Mgmt
	9	Approve Stock Option Plan		For	For		Mgmt
	10	Approve General Meeting Guidelines; Present Report Re: Board Guidelines		For	For		Mgmt
	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	12	Approve Minutes of Meeting		For	For		Mgmt

06/29/04 - A	Adecco Sa		H00392318			None		860
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Receive Auditors Report		None	None		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	Against		Mgmt
Given the pending inquiry into Adecco’s accounts and accounting practices for this past fiscal year, we recommend that shareholders vote against this item.
	4	Approve Allocation of Income and Dividends of CHF 0.70 per Share		For	For		Mgmt
	5	Approve Discharge of Board and Senior Management		For	Against		Mgmt

It is believed that during the investigations by SWX, the SEC, and the numerous pending lawsuits, further information might arise that would point to the board’s possessing knowledge of improper accounting practices at its U.S. unit in advance of its publication on Jan. 12, 2004. ISS believes that the actions of the board cannot be ratified for the past fiscal year due to substantial deficiencies in its information policy and disclosure policy regarding its accounting irregularities. Also, given the pending investigation against Adecco, we recommend that shareholders oppose discharging directors.

	6	Elect Directors		For	For		Mgmt
	6.2.1	Ratify Ernst and Young as Auditors		For	For		Mgmt
	6.2.2	Ratify OBT AG as Special Auditors		For	For		Mgmt
	7	Amend Articles Re: Remove Voting Restrictions		For	For		Mgmt

8

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Adidas-Salomon Ag		D0066B102			None		61
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.00 per Share		For	Against		Mgmt
As a result of adidas-Solomon’s shareholder-unfriendly policy of paying persistently low dividends without justification, ISS recommends a vote against the allocation of income proposal.
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Elect Henri Filho, Hans Friderichs, Manfred Gentz, Igor Landau, Willi Schwerdtle, Christian Tourres, and Stefan Jentzsch to the Supervisory Board		For	For		Mgmt
	6	Approve Creation of EUR 11.6 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	7	Authorize Cancellation of 2001 AGM Issuance of Shares		For	For		Mgmt
8

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 500 Million with Preemptive Rights; Approve Creation of EUR 9.1 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	9	Amend 1999 Stock Option Plan		For	For		Mgmt
	10	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	11	Ratify KPMG Deutsche Treuhand Gesellschaft AG as Auditors		For	For		Mgmt

06/25/04 - A	Advantest Corp.		J00210104			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 15, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Statutory Auditors’ Legal Liability		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

9

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Director		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 2) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

05/26/04 - A	Aegis Group Plc		G0105D108			None		2,235
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 0.8 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect Bernard Fournier as Director		For	For		Mgmt
	4	Re-elect Robert Lerwill as Director		For	For		Mgmt
	5	Elect Daniel Farrar as Director		For	For		Mgmt
	6	Elect Charles Strauss as Director		For	For		Mgmt
	7	Elect Leslie Van de Walle as Director		For	For		Mgmt
	8	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt

The Company has confirmed that, on the recommendation of the Audit Committee, the Board has approved the proposed change of auditors to Deloitte & Touche LLP. The change is a result of a review conducted by the Audit Committee to determine whether the Company was receiving the best value and added value advice from PricewaterhouseCoopers, the current auditors. In light of this added disclosure and explanation, we recommend support for this resolution.

	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Approve Remuneration Report		For	Against		Mgmt

Due to the EDs’ service contracts with notice periods and change-in-control provisions exceeding one year, which are out of line with best practice, we recommend a vote against the remuneration report.

	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 18,539,204		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,780,511		For	For		Mgmt
	13	Authorise 55,617,614 Ordinary Shares for Market Purchase		For	For		Mgmt

10

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Aegon NV		N0089J123			04/15/04		3,060
	1	Open Meeting		None	None		Mgmt
	2.1	Discussion of the Annual Report 2003		None	None		Mgmt
	2.2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.3	Discussion of the Reserves and Dividend Policy		None	None		Mgmt
	2.4	Approval of Dividend in the Amount of EUR 0.40 per Ordinary Share		For	For		Mgmt
	2.5	Approve Discharge of Management Board		For	For		Mgmt
	2.6	Approve Discharge of Supervisory Board		For	For		Mgmt
	3.1	Ratify Ernst & Young as Auditors		For	For		Mgmt
	3.2	Authorize Board to Prepare Annual Report in English		For	For		Mgmt
	4.1	Discussion about Company’s Corporate Governance Policy		None	None		Mgmt
	4.2	Approve Remuneration Policy of Management Board		For	For		Mgmt
	5.1A	Reelect T. Rembe to Supervisory Board		For	For		Mgmt
	5.1B	Reelect O. Olcay to Supervisory Board		For	For		Mgmt
	5.2A	Elect R. Dahan to Supervisory Board		For	For		Mgmt
	5.2B	Elect I. Bailey to Supervisory Board		For	For		Mgmt
	5.2C	Elect P Voser to Supervisory Board		For	For		Mgmt
	5.3	Announcement of Vacancies on Supervisory Board in 2005		None	None		Mgmt
	6.1	Grant Board Authority to Issue All Authorized Yet Unissued Shares		For	Against		Mgmt
Due to potential excessive dilution of 156 percent, we recommend a vote against the proposal.
	6.2	Grant Board Authority to Restrict/Exclude Preemptive Rights for Ordinary Share Issuance up to 30 Percent of the Issued Capital (Item 6.1)		For	Against		Mgmt
Due to potential excessive dilution of 30 percent from the issuance of ordinary shares, we recommend a vote against the proposal.
	6.3	Grant Board Authority to Issue Ordinary Shares Up to One Percent of Issued Share Capital for Employee Compensation Plan		For	For		Mgmt
	6.4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	7	Other Business		None	None		Mgmt
	8	Close Meeting		None	None		Mgmt

11

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Aeon Co. Ltd. (formerly Jusco Co. Ltd.)		J28751121			02/20/04		300
	1	Amend Articles to: Expand Business Lines - Increase Authorized Capital from 600 Million to 1.2 Billion Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For

Because Mr. Ogawa, Mr. Fukuhara, and Mr. Makihara (candidates 5, 6 and 7) are current or former top executives of companies which have commercial relationships with Aeon, potentially compromising the independence of these nominees, we recommend that shareholders oppose the election of these three candidates.

	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		Against
	2.6	Elect Director		Against
	2.7	Elect Director		Against
	2.8	Elect Director		For

04/27/04 - A	Agfa Gevaert Nv		B0302M104			04/20/04		160
Annual Meeting Agenda
	1	Receive Directors’ and Auditors’ Reports		None	None		Mgmt
	2	Approve Financial Statements		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.75 per Share		For	For		Mgmt
	4	Receive Consolidated Financial Statements and Statutory Reports		None	None		Mgmt
	5	Approve Discharge of Directors and Auditors		For	For		Mgmt

12

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve KPMG as Auditors and Fix Their Remuneration at EUR 345,388 Annually		For	For		Mgmt
	7	Appoint Barnells, Buttrick, Cornu, Haymon, Oosterlinck, Van Miert, and von Kyaw as Independent Directors in Accordance with the Requirements of the Belgian Companies Code		For	Against		Mgmt

The company did not provide sufficient biographical information for ISS to determine whether the non-executive directors would be considered independent or affiliated outsiders in accordance with ISS criteria. We note that among several of ISS’s conditions to classify a non-executive as an independent outsider is the requirement that a non-executive not be a former employee of the company at any time in the past, not represent a founder or member of the founding family of the company, and not have served on the company’s board for more than ten years. Because of the lack of details provided by the company, we cannot determine whether these conditions, as well as other criteria, are fulfilled. In addition, the company proposes that shareholders confirm the independent status of the directors in a single resolution. ISS disapproves in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. Based on these reasons, we recommend shareholders not approve this proposal.

	8	Amend Articles of Association Re: Change-in-control Provision		For	For		Mgmt

04/27/04 - S	Agfa Gevaert Nv		B0302M104			04/20/04		160
Special Meeting Agenda
	1	Renew Authorization to Issue Shares to Increase Share Capital within the Framework of Authorized Capital without Preemptive Rights for Period of Five Years		For	For		Mgmt
	2	Renew Authorization to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
We oppose renewing this authority on the grounds that shareholders, as owners of the company, should have the power to decide whether to accept or reject a bid.
	3	Authorize Cancellation of 11,200,000 Repurchased Shares		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Authorize Two Directors to Carry Out Legal Formalities		For	For		Mgmt

13

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - S	Agfa Gevaert Nv		B0302M104			None		320
Special Meeting Agenda
	1	Renew Authorization to Issue Shares to Increase Share Capital within the Framework of Authorized Capital without Preemptive Rights for Period of Five Years		For	For		Mgmt
	2	Renew Authorization to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	3	Authorize Cancellation of 11,200,000 Repurchased Shares		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Authorize Two Directors to Carry Out Legal Formalities		For	For		Mgmt

04/28/04 - A	Aggreko		G0116S102			None		515
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 3.45 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect George Walker as Director		For	For		Mgmt
	5	Re-elect Hendrik Jan Molenaar as Director		For	For		Mgmt
	6	Elect Rupert Soames as Director		For	For		Mgmt
	7	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	8	Approve Aggreko Performance Share Plan 2004		For	For		Mgmt
	9	Approve Aggreko Co-investment Plan 2004		For	For		Mgmt
	10	Approve Aggreko Employee Benefit Trust		For	For		Mgmt
11

Authorise Directors to Vote On and Be Counted in the Quorum on Any Matter Connected with the Aggreko Performance Share Plan 2004, the Aggreko Co-investment Plan 2004 and the Aggreko Employee Benefit Trust

				For	For		Mgmt
	12	Amend Articles of Association Re: Electronic Communications		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,678,000		For	For		Mgmt
	14	Authorise 26,780,000 Shares for Market Purchase		For	For		Mgmt

14

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/03/04 - S	Ahold Kon Nv		N0139V100			None		1,677
	1	Open Meeting		None	None		Mgmt
	2	Discussion of Company’s Corporate Governance Structure		None	None		Mgmt
	3	Amend Articles Re: Changes to Company’s Corporate Governance Structure to Reflect Recommendations by Dutch Corporate Governance Code		For	For		Mgmt
	4	Approve Terms Governing Conversion of Cumulative Preferred Financing Shares into Common Shares		For	For		Mgmt
	5	Approve Remuneration Policy of Executive Board		For	For		Mgmt
	6	Receive Information on Current Investigations and Lawsuits		None	None		Mgmt
	7	Adjourn Meeting		None	None		Mgmt

06/25/04 - A	Aiful Corp.		J00557108			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 30, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt

15

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - S	AIR FRANCE		F1768D113			None		96
Special Business
	1	Authorize Capital Increase of Up to EUR 1.15 Billion in Association with KLM N.V. Share Exchange Offer		For	For		Mgmt
	2	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 400 Million		For	For		Mgmt
The potential capital increase (21.4 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.
	3	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	4	Authorize Capitalization of Reserves of Up to EUR 400 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	5	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt

Currently, the company’s employees control 13.20 percent of issued capital in terms of the company’s share purchase plans. Approval of this plan could increase employee participation to approximately 16.20 percent. The potential dilution falls exceeds ISS guidelines for savings-related share purchase plans. ISS policy provides that no more than 10 percent of a company’s shares may be reserved for this type of plan. Given this reason, and because we disapprove of shares being granted to employees free of charge, we recommend a vote against this request.

	6	Amend Articles of Association Re: Board Guidelines, Board Committees, Appointment of Chairman, and Establishment of Strategic Management Committee		For	For		Mgmt
	7	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

16

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - S	AIR FRANCE		F1768D113			None		96
Ordinary Business
	1	Elect Jean-Cyril Spinetta as Director		For	Against		Mgmt

Note that, according to the offer document published by the company in April, the chairman and CEO of Air France, Jean Cyril Spinetta, would become chairman and CEO of the combined company (Air France-KLM), while the CEO of KLM would become vice chairman of the Air France-KLM board. The combined board would consist of 16 members: three executives, four French directors, two directors proposed by the supervisory board of KLM, three directors proposed by the French government, one director proposed by the Dutch government, one director proposed by Alitalia (a strategic partner of Air France), and two directors proposed by the employees’ shareholders. No further information has been provided by the company. ISS believes that, because the merger between Air France and KLM was announced in the Autumn of 2003 and that the tender offer made by Air France over KLM’s outstanding shares has already been completed, the company has had ample time to provide shareholders with more detailed information on the company’s future board composition and board committee composition. Because the company failed to provide any information regarding this meeting or, more importantly, information on the nominees and the proposed composition of the company’s board committees in a timely manner, we are unable to provide extensive details on these resolutions. We are also unable to determine whether any insiders serve on board committees. In this market, we oppose the election of insiders to the audit and remuneration committees. In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election of the candidates proposed at this meeting.

	2	Elect Jean-Francois Dehecq as Director		For	Against		Mgmt
	3	Elect Pierre Richard as Director		For	Against		Mgmt
	4	Elect Jean-Marc Espalioux as Director		For	Against		Mgmt
	5	Elect Patricia Barbizet as Director		For	Against		Mgmt
	6	Elect Leo Van Wijk as Director		For	Against		Mgmt
	7	Elect Floris Maljers as Director		For	Against		Mgmt
	8	Elect Cees Van Lede as Director		For	Against		Mgmt
	9	Elect Willem Duisenberg as Director		For	Against		Mgmt
	10	Approve Remuneration of Directors in the Aggregate Amount of EUR 800,000		For	For		Mgmt
	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

17

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Ajinomoto Co. Inc.		J00882126			03/31/04		3,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 6, Final JY 6, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt
	6	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

04/22/04 - A	Akzo-Nobel Nv		N01803100			None		942
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3.2	Approve Dividends		For	For		Mgmt
	4.1	Approve Discharge of Management Board		For	For		Mgmt
	4.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Discussion about Company’s Corporate Governance Policy		None	None		Mgmt
	6.1	Approve Stock Option Plan for Management Board		For	For		Mgmt
	6.2	Approve Restricted Stock Plan for Management Board		For	For		Mgmt
	6.3	Approve Executive Stock Option Plan		For	For		Mgmt
	6.4	Approve Maximum Number of Shares for LTIP		For	For		Mgmt
	7	Elect Members of Management Board		For	For		Mgmt
	8	Fix Number of and Elect Directors		For	For		Mgmt
	8	Elect Supervisory Board Member		For	For		Mgmt
	9	Authorize Board to Prepare Financial Statements in English		For	For		Mgmt
	10	Grant Board Authority to Issue Authorized Yet Unissued Shares Restricting/Excluding Preemptive Rights		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

	12	Other Business (Non-Voting)		None	None		Mgmt

18

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A/S	Alcatel (Formerly Alcatel Alsthom)		F0191J101			None		2,381
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Treatment of Losses		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Jozef Cornu as Director		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 10 Billion		For	Against		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	8	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	9	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million		For	For		Mgmt
	11	Set Global Limit for Capital Increase to Result from All Issuance Requests At EUR 750 Million		For	For		Mgmt
	12	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	13	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

19

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A/S	Alleanza Assicurazioni SpA		T02772134			04/16/04		798
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Remuneration		For	For		Mgmt
	3	Authorize Reissuance of Repurchased Share To Service Executive Stock Option Plan		For	Against		Mgmt

We believe that options for management should be used as incentives and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. Because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this resolution that would provide options to the CEO according to terms that are not fully known.

Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

Overall, the proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, on the other hand, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law. Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

20

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Alliance Unichem Plc (frm.Unichem plc)		G0182K124			None		619
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 11 Pence Per Share		For	For		Mgmt
	4	Re-elect Jeff Harris as Director		For	For		Mgmt
	5	Re-elect Ken Clarke as Director		For	For		Mgmt
	6	Re-elect Geoff Cooper as Director		For	For		Mgmt
	7	Re-elect George Fairweather as Director		For	For		Mgmt
	8	Elect Per Utnegaard as Director		For	For		Mgmt
	9	Elect Adrian Loader as Director		For	For		Mgmt
	10	Elect Manfred Stach as Director		For	For		Mgmt
	11	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	12	Approve Waiver on Tender-Bid Requirement		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,222,518.90		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,753,505.50		For	For		Mgmt
	15	Approve Scrip Dividend		For	For		Mgmt
	16	Approve Increase in Remuneration of Non-Executive Directors from GBP 300,000 to GBP 500,000		For	For		Mgmt
	17	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 75,000		For	For		Mgmt

05/05/04 - A	Allianz AG (formerly Allianz Holding AG)		D03080112			04/28/04		747
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.50 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Approve Creation of EUR 450 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

21

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Employee Stock Purchase Plan		For	For		Mgmt
7

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 10 Billion with Preemptive Rights; Approve Creation of EUR 250 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	8	Authorize Repurchase of Issued Share Capital for Trading Purposes		For	For		Mgmt
	9	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	10	Approve Affiliation Agreements with Subsidiaries (Jota-Vermoegensverwaltungsgesellschaft mbH)		For	For		Mgmt

04/29/04 - A	Allied Irish Bank Plc		G02072117			04/24/04		500
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
This is a routine item.
	2	Approve Dividend of EUR 35 Cents		For	For		Mgmt
This is a routine proposal.
	3a	Elect Michael Buckley as a Director		For	For		Mgmt

ISS prefers that boards contain a majority of non-executives who are considered to be independent. In addition, we prefer that key committee membership is limited to independent non-executives only. Despite these shortcomings, director elections are standard proposals at annual meetings and these concerns would not be enough to lead us to oppose these candidates.

	3b	Elect Padraic Fallon as a Director		For	For		Mgmt
	3c	Elect Dermot Gleeson as a Director		For	For		Mgmt
	3d	Elect Derek Higgs as a Director		For	For		Mgmt
	3e	Elect Gary Kennedy as a Director		For	For		Mgmt
	3f	Elect John McGuckian as a Director		For	For		Mgmt
	4	Authorize Board to Fix Remuneration of KPMG Auditors		For	For		Mgmt
This is a routine item.
	5	Authorize Share Repurchase of 90 Million Shares, Representing 10 Percent of the Share Capital		For	For		Mgmt

Some shareholders object to share buybacks and prefer to see extra cash invested in new businesses or paid out as dividends. When used judiciously, we believe that repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

22

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights, Representing 5 Percent of the Share capital		For	For		Mgmt

The amount of potential dilution that existing shareholders would have to accept is only five percent, and the number of shares available for rights issues in which the preemptive rights of certain shareholders are waived is sufficiently limited to protect shareholders from excessive cash calls.

	8	Approve Stock Dividend Program		For	For		Mgmt
As long as shareholders are given a financially equal choice between cash and stock, as is the case here, ISS approves of the use of stock dividends.
	9a	Remove Adrian Burke as a Director		Against	Against		ShrHoldr

We believe in the right of shareholders to propose business at shareholder meetings. The appointment or discharge of a director is one of the most important rights a shareholder can exercise. However, the courts are the appropriate forum for a dispute of this nature. ISS does not believe this warrants the appointment of Mr. Murphy, who has questionable qualifications, as the sole member of the board.

	9b	Remove Colm Doherty as a Director		Against	Against		ShrHoldr
	9c	Remove Don Godson as a Director		Against	Against		ShrHoldr
	9d	Remove Aidan McKeon as a Director		Against	Against		ShrHoldr
	9e	Remove Carol Moffett as a Director		Against	Against		ShrHoldr
	9f	Remove Jim O’Leary as a Director		Against	Against		ShrHoldr
	9g	Remove Michael Sullivan as a Director		Against	Against		ShrHoldr
	9h	Remove Robert Wilmers as a Director		Against	Against		ShrHoldr
	10	Remove KPMG as Auditors		Against	Against		ShrHoldr

We believe in the right of shareholders to propose business at shareholder meetings. The removal of the auditors is an important shareholder right. However, the courts are the appropriate forum for a dispute of this nature. ISS does not believe this warrants the removal of the company’s auditors.

	11	Appoint Niall Murphy, a Shareholder Nominee, as a Director		Against	Against		ShrHoldr

We believe in the right of shareholders to propose business at shareholder meetings. The appointment of a director is one of the most important rights a shareholder can exercise. However, the courts are the appropriate forum for a dispute of this nature. ISS does not believe this warrants the appointment of Mr. Murphy, who has questionable qualifications, as the sole member of the board.

23

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/14/04 - A	Altadis S.A. (formerly Tabacalera, S.A.)		E0432C106			None		602
	1	Approve Financial Statements, Allocation of Income and Distribution of EUR 0.80 Per Share Dividend, and Discharge Directors		For	For		Mgmt
	2	Ratify Management Board		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Approve EUR 4.4 Million Reduction in Capital Via Cancellation of 7.3 Million Shares; Ammend Company’s By-Laws Accordingly		For	For		Mgmt
	5	Authorize Share Repurchase Program		For	For		Mgmt
	6	Authorize Issuance of Bonds		For	For		Mgmt
7

Amend Articles 22, 23, 25, and 28 Re: Elimination of Shareholidng Requirement to Attend Shareholder Meetings, Remote Voting, Elimination of Supermajority Quorums and Vote Requirement for Certain Proposals, Increase Shareholders’ Access to Information

				For	For		Mgmt
	8	Approve General Meeting Guidelines		For	For		Mgmt
	9	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

05/05/04 - A	Altana AG		D03304108			None		98
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.83 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Reelect Justus Mische to the Supervisory Board		For	For		Mgmt
	6	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt
	7	Approve Creation of EUR 28 Million and EUR 14 Million Pool of Conditional Capital with Preemptive Rights; Approve Creation of a EUR 28 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	8	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

24

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Alumina Ltd (formerly Wmc Limited)		Q0269M109			None		2,881
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Elect Peter A. F. Hay as Director		For	For		Mgmt
	3	Amend Articles Re: Unmarketable Parcels of Shares		For	For		Mgmt

06/14/04 - A	AMADEUS GLOBAL TRAVEL DISTRIBUTION SA		E0463L199			None		1,047
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	Against		Mgmt
Because of the long-term shareholder-unfriendly policy of the company, we recommend voting against this allocation of income proposal.
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Elect Management Board		For	For		Mgmt
	6	Reelect Deloitte & Touche Espana S.L. as Auditors		For	For		Mgmt
Only Class B Shareholders May Vote on Item 7
	7	Approve Reduction in Share Capital Via Cancellation of 48.54 Million Class B Shares; Amend Article 5 to Reflect Change in Capital		For	For		Mgmt
8

Amend Articles 12,14,17,20,22,23,25,27,29,30,31,32,33 Re: Shareholder Meetings, Meeting Notice, Attendance and Participation at the Meetings, Board Guidelines, General Meeting Guidelines, Remote Vote, Shareholder Access to Information

				For	For		Mgmt
	9	Approve General Meeting Guidelines		For	For		Mgmt
	10	Modify Executive Stock Option Plan Approved at 06-16-00 AGM		For	Against		Mgmt
It would be unwise for shareholders to approve stock option plans without knowing the plan’s basic parameters because such plans could unduly transfer shareholder value to company management.
	11	Authorize Repurchase of Shares		For	For		Mgmt
	12	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

25

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	AMEC plc		G02604117			None		449
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 6.9 Pence Per Ordinary Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Approve the Remuneration Policy Set Out in the Directors’ Remuneration Report		For	For		Mgmt

The EDs’ service contracts provide for 1.75 times salary provision (defined to take account of salary, bonus potential, pension contributions, the value of benefits, and compensation for loss of office) in the event of early termination. The NAPF policy considers that contractual rights to compensation payments should not be increased in the event of change in control and early termination.  The Company Secretary explains that the liquidated damages provision pre-dates the current recommendation on Director’s remuneration. Since the change in recommendation, all new service agreements for EDs, will expire after one year’s notice (with no liquidated damages provision attached).

	5	Re-elect Jock Green-Armytage as Director		For	For		Mgmt
	6	Elect Carlos Riva as Director		For	For		Mgmt
	7	Re-elect Stuart Siddall as Director		For	For		Mgmt
	8	Re-elect Martha Hesse as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise 30,097,456 Ordinary Shares for Market Purchase		For	For		Mgmt

03/17/04 - A	Amer Group PLC.		X01416118			03/05/04		18
	1.1	Receive Financial Statements		None	None		Mgmt
	1.2	Receive Auditors’ Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 1.40 Per Share		For	For		Mgmt

26

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Fix Number of Directors at Seven		For	For		Mgmt
	1.7	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Appoint PricewaterhouseCoopers as Auditors		For	For		Mgmt
	2	Amend Articles: Reduce Term of Directors from Three Years to One Year; Introduce Maximum Age Limit of 66 Years for Board Membership		For	For		Mgmt
	3	Approve EUR 3.9 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	4	Approve Issuance of Warrants to Key Employees; Approve Creation of EUR 2.2 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	5	Cancel 53,400 Undistributed Warrants (2002 Warrant Scheme); Cancel 390,001 Undistributed Warrants (2003 Warrant Scheme)		For	For		Mgmt

03/17/04 - S	Amersham PLC (formerly Nycomed Amersham Plc)		G03282103			None		1,123
	1	Approve Scheme of Arrangement; and Amend Articles Re: Scheme		For	For		Mgmt

03/17/04 - C	Amersham PLC (formerly Nycomed Amersham Plc)		G03282103			None		1,123
Court Meeting
	1	Approve Scheme of Arrangement Re: Acquisition by General Electric Company and GE Investments, Inc. of Amersham		For	For		Mgmt

05/20/04 - A	Amp Limited		Q0344G101			None		4,209
	1	Accept Financial Statements and Statutory Reports		None	None		Mgmt
This is a non-voting item.
	2a	Elect P Handley as Director		For	For		Mgmt
	2b	Elect P Mason as Director		For	For		Mgmt
	2c	Elect N Scheinkestel as Director		For	For		Mgmt
	3	Approve Reduction in the Aggregate Maximum Fees to AUD1.5 Million Plus Statutory Superannuation Guarantee Contributions		For	For		Mgmt

27

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Amvescap Plc		G4917N106			None		1,606
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 6.5 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Joseph Canion as Director		For	For		Mgmt

Joseph Canion is not considered independent by RREV and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, due to the mitigating circumstance of his service on the previous AIM Board, we do not believe a vote recommendation against his re-election is warranted.

	5	Re-elect Robert Graham as Director		For	For		Mgmt
	6	Elect Thomas Fischer as Director		For	For		Mgmt
	7	Re-elect Bevis Longstreth as Director		For	For		Mgmt

Bevis Longstreth is not considered independent by RREV due to his tenure and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, as he is subject to annual re-election and, in any event, required to stand down from the Board by 2006 when he reaches the age of 72, we do not oppose this resolution.

	8	Elect James Robertson as Director		For	For		Mgmt
	9	Re-elect Stephen West as Director		For	For		Mgmt

Stephen West is not considered independent by RREV due to his tenure and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, as he is subject to annual re-election and due to his age is expected to retire in the short term, we do not oppose this resolution.

	10	Reappoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 61,750,000		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10,032,500		For	For		Mgmt
	13	Authorise 80,260,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	14	Amend Articles of Association Re: Retirement of Directors by Rotation and Repurchase of Shares to be Held in Treasury		For	For		Mgmt
	15	Approve Amvescap International Sharesave Plan		For	For		Mgmt

28

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Antena 3 de Television SA, Madrid		E05009142			None		21
	1	Approve Group and Individual Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Approve Necessary Steps to Ensure Stability of Company Subsidiary Uniprex		For	For		Mgmt
	3	Ratify Appointment of Directors to Management Board		For	For		Mgmt
	4	Approve Remuneration of Directors At Maximum Aggregate EUR 3 Million		For	For		Mgmt
	5	Approve Incentive Compensation Scheme		For	For		Mgmt
	6	Authorize Repurchase of Shares		For	For		Mgmt
	7	Approve Deloitte and Touche Esapana S.L as Auditors		For	For		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/29/04 - A	Aoyama Trading Co. Ltd.		J01722107			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 35, Special JY 5		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonus for Statutory Auditor		For	Against		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

04/26/04 - A	Arm Holdings plc		G0483X122			None		2,266
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve a Combined Interim and Final Dividend of 0.6 Pence Per Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Re-elect Warren East as Director		For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	6	Authorise 102,330,000 Shares for Market Purchase		For	For		Mgmt
	7	Adopt New Articles of Association		For	For		Mgmt

29

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A/S	Arnoldo Mondadori Editore		T6901G126			04/21/04		245
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	3	Elect External Auditors, Reconta Ernst &Young Spa, For The Three-Year Term 2004-2005 and Fix Remuneration of Auditors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations; Renumber Articles of Association; Adopt New Articles of Association		For	Against		Mgmt
Due to total lack of a timely disclosure on behalf of the company, we cannot recommend support of this resolution.

06/29/04 - A	Asahi Kasei Corp. (frm. Asahi Chemical Industry)		J0242P110			03/31/04		3,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Clarify Director Authorities - Authorize Share Repurchases at Board’s Discretion - Amend Business Lines		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

30

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/18/04 - A	ASML Holding NV (Formerly ASM Lithography Hldg)		N07059160			None		1,860
	1	Open Meeting		None	None		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Reserves and Dividend Policy		None	None		Mgmt
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	8.1	Approve Stock Option Plan for Management Board; Approve Reservation of 500,000 Shares to Guarantee Conversion Rights		For	For		Mgmt
	8.2	Approve Stock Option Plans for Other Employees; Approve Reservation of 4.5 Million Shares to Guarantee Conversion Rights		For	For		Mgmt
	9	Increase Size of Supervisory Board from Six to Seven Members; Reelect H. Bodt and Elect F. Froehlich and A. van der Poel to Supervisory Board		For	For		Mgmt
	10	Amend Articles Re: Changes to Company’s Corporate Governance Structure to Reflect Recommendations by Dutch Corporate Governance Code; Indemnification of Management and Supervisory Boards		For	For		Mgmt
	11	Grant Board Authority to Issue Authorized Yet Unissued Ordinary Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Share Capital		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	13	Other Business (Non-Voting)		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

31

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Assa Abloy		W0817X105			04/16/04		453
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8	Receive Financial Statements and Statutory Reports; Receive Board Reports		None	None		Mgmt
	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Allocation of Income and Dividends of SEK 1.25 Per Share		For	For		Mgmt
	9.3	Approve Record Date (April 30) for Dividend		For	For		Mgmt
	9.4	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members (10) and Deputy Members (0) of Board		For	For		Mgmt
	11	Approve Remuneration of Directors in the Aggregate Amount of SEK 4 Million		For	For		Mgmt
12

Reelect Bo Dankis, Gustaf Douglas, Patricia O’Driscoll, Georg Ehrnrooth, Per-Olof Eriksson, Lotta Lunden, Sven-Christer Nilsson, Melker Schoerling, and Carl-Henrik Svanberg as Directors; Elect Carl Douglas as New Director

				For	For		Mgmt
Shareholder Proposals
	13.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	Against		ShrHoldr

In contrast to many other Swedish companies, Assa Abloy proposes to include a majority of (non-executive) board members on the Nominating Committee (Item 13.2). The board members who would serve on the committee are elected by the general meeting. Because the proposal by the shareholder would allow the entire committee to consist of non-board members, we consider the company’s proposal under Item 13.2 to be superior. While we recognize that the demands on directors’ time and resources have grown significantly, ISS believes that directors must still fulfill their fiduciary responsibilities to shareholders. The delegation of board authority to nominate board members to non-directors, who are not accountable to shareholders, cannot be considered prudent.

Ordinary Business
13.2

Reelect Georg Ehrnrooth, Melker Schoerling, and Gustaf Douglas as Members of Nominating Committee and Authorize These Members to Appoint Two Representatives of Company’s Largest Shareholders to Serve on Nominating Committee

				For	For		Mgmt
Shareholder Proposals
	14	Shareholder Proposal: Question to Board Concerning Absence of Policy on Human Rights		None	None		ShrHoldr
Ordinary Business
	15	Approve Incentive Program for All Employees		For	For		Mgmt

32

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A/S	Assicurazioni Generali Spa		T05040109			04/14/04		1,836
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Directors For the Three-Year Term 2004-2006		For	Against		Mgmt

AG does provide more information than is common practice in Italy in advance of its annual meeting (i.e. annual report and corporate governance report). However, given the total lack of disclosure of information with respect to board nominees, the fact that the election of directors is bundled, and that directors are not elected on an annual basis, ISS recommends a vote against this resolution.

Special Business
	1	Amend Articles of Association		For	Against		Mgmt

Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

04/24/04 - A/S	Assicurazioni Generali Spa		T05040109			None		1,836
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Directors For the Three-Year Term 2004-2006		For	Against		Mgmt
Special Business
	1	Amend Articles of Association		For	Against		Mgmt

33

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Associated British Ports Holdings PLC		G05628105			None		828
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 8.5 Pence Per Share		For	For		Mgmt
	4	Re-elect Andrew Simon as Director		For	Against		Mgmt
We recommend that shareholders vote against his re-election as he is a non-independent NED and a member of the Remuneration Committee, a role reserved for independent NEDs.
	5	Re-elect Derek Sach as Director		For	For		Mgmt
	6	Re-elect Tim Bowdler as Director		For	For		Mgmt
	7	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	9	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
10

Amend the Associated British Ports Share Incentive Plan, Executive Share Option Scheme, Savings-Related Share Option Scheme, Long Term Incentive Plan and the US and Californian Employee Stock Purchase Plans

				For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 27,498,996		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,124,849		For	For		Mgmt
	13	Authorise 32.9 Million Shares for Market Purchase		For	For		Mgmt
	14	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt

34

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Astrazeneca Plc (Formerly Zeneca Plc)		G0593M107			None		3,963
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Confirm First Interim Dividend of USD 0.255 Per Ordinary Share and Confirm as the Final Dividend the Second Interim Dividend of USD 0.540 Per Ordinary Share		For	For		Mgmt
	3	Reappoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	4	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	5a	Re-elect Percy Barnevik as Director		For	For		Mgmt
	5b	Re-elect Hakan Mogren as Director		For	For		Mgmt
	5c	Re-elect Sir Tom McKillop as Director		For	For		Mgmt
	5d	Re-elect Jonathan Symonds as Director		For	For		Mgmt
	5e	Re-elect Sir Peter Bonfield as Director		For	For		Mgmt
	5f	Re-elect John Buchanan as Director		For	For		Mgmt
	5g	Re-elect Jane Henney as Director		For	For		Mgmt
	5h	Elect Michele Hooper as Director		For	For		Mgmt
	5i	Elect Joe Jimenez as Director		For	For		Mgmt
	5j	Re-elect Erna Moller as Director		For	For		Mgmt
	5k	Re-elect Dame Bridget Ogilvie as Director		For	For		Mgmt
	5l	Elect Louis Schweitzer as Director		For	For		Mgmt
	5m	Re-elect Marcus Wallenberg as Director		For	For		Mgmt
	6	Approve Remuneration Report		For	For		Mgmt
	7	Adopt New Articles of Association		For	For		Mgmt
	8	Authorise EU Political Donations up to Aggregate Nominal Amount of USD 150,000		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 140,456,500		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 21,068,745		For	For		Mgmt
	11	Authorise up to 10 Percent of the Company’s Issued Share Capital for Market Purchase		For	For		Mgmt
	12	Approve Increase in Remuneration of Non-Executive Directors from GBP 750,000 to GBP 1,100,000		For	For		Mgmt

35

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Atlas Copco Ab		W10020118			04/16/04		145
	1	Open Meeting; Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8	Receive Board and Committee Reports		None	None		Mgmt
	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Discharge of Board and President		For	For		Mgmt
	9.3	Approve Allocation of Income and Dividends of SEK 7.50 Per Share		For	For		Mgmt
	9.4	Approve Record Date (April 30) for Dividend		For	For		Mgmt
	10	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	11	Reelect Sune Carlsson, Jacob Wallenberg, Gunnar Brock, Staffan Boman, Kurt Hellstroem, Thomas Leysen, Ulla Litzen, and Anders Ullberg as Directors; Elect Grace Reksten Skaugen as New Director		For	For		Mgmt
	12	Approve Remuneration of Directors in the Aggregate Amount of SEK 3 Million; Approve Remuneration of SEK 500,000 for Committee Work		For	For		Mgmt
	13	Approve Stock Option and Stock Appreciation Rights Plan for Key Employees; Approve Reissuance of 950,000 Repurchased Shares to Guarantee Conversion Rights		For	For		Mgmt
Shareholder Proposals
	14.1	Shareholder Proposal: Approve Unification of Capital Structure without Compensation to Class A Shareholders		Against	For		ShrHoldr
Since ISS supports the one-share, one-vote principle, we recommend a vote in favor of the shareholder’s proposal to provide all shares with equal voting rights.
	14.2	Shareholder Proposal: Approve (Voluntary) Conversion of Class B Shares into Class A Shares		Against	Against		ShrHoldr
Because of a lack of details and unclear procedure with respect to the voting surrounding this item, we must recommend a vote against Item 14.2.
	15.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Atlas Copco. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	15.2	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	16	Close Meeting		None	None		Mgmt

36

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Atlas Copco Ab		W10020134			04/16/04		95
	1	Open Meeting; Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8	Receive Board and Committee Reports		None	None		Mgmt
	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Discharge of Board and President		For	For		Mgmt
	9.3	Approve Allocation of Income and Dividends of SEK 7.50 Per Share		For	For		Mgmt
	9.4	Approve Record Date (April 30) for Dividend		For	For		Mgmt
	10	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	11	Reelect Sune Carlsson, Jacob Wallenberg, Gunnar Brock, Staffan Boman, Kurt Hellstroem, Thomas Leysen, Ulla Litzen, and Anders Ullberg as Directors; Elect Grace Reksten Skaugen as New Director		For	For		Mgmt
	12	Approve Remuneration of Directors in the Aggregate Amount of SEK 3 Million; Approve Remuneration of SEK 500,000 for Committee Work		For	For		Mgmt

37

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Approve Stock Option and Stock Appreciation Rights Plan for Key Employees; Approve Reissuance of 950,000 Repurchased Shares to Guarantee Conversion Rights		For	For		Mgmt
Shareholder Proposals
	14.1	Shareholder Proposal: Approve Unification of Capital Structure without Compensation to Class A Shareholders		Against	For		ShrHoldr
Since ISS supports the one-share, one-vote principle, we recommend a vote in favor of the shareholder’s proposal to provide all shares with equal voting rights.
	14.2	Shareholder Proposal: Approve (Voluntary) Conversion of Class B Shares into Class A Shares		Against	Against		ShrHoldr
Because of a lack of details and unclear procedure with respect to the voting surrounding this item, we must recommend a vote against Item 14.2.
	15.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Atlas Copco. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	15.2	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	16	Close Meeting		None	None		Mgmt

06/04/04 - A/S	Atos Origin (Formerly Atos)		F06116101			None		56
Annual/Special Meeting Agenda
	1	Approve Financial Statements and Discharge Management Board		For	For		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt

38

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Ratify Cooptation of Michel Soublin as Supervisory Board Member		For	For		Mgmt

Despite these shortcomings, we recommend a vote in favor of the cooptation of Michel Soublin. However, due to the lack of biographical information on Didier Cherpitel and Alain Le Corvec, we recommend a vote against their cooptation at this meeting.

	6	Ratify Cooptation of Didier Cherpitel as Supervisory Board Member		For	Against		Mgmt
	7	Ratify Alain Le Corvec as Supervisory Board Member		For	Against		Mgmt
	8	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain several of the elements that we favor in a standard French executive stock option plan. The total number of shares reserved for the company’s stock option plans exceeds our recommended guidelines for growth-oriented companies. Our guidelines provide that shares reserved for all share options plans may not exceed 10 percent of company’s issued share capital. Finally, we believe that options for management should be used as incentives and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. Because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which provides for option grants to management at a discount of up to 20 percent.

	9	Approve Non-Renewal of Authority to Increase Capital for Savings-Related Share Purchase Plan.		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/27/04 - A/S	Autogrill Spa		T8347V105			04/22/04		201
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt
Considering that the amendments herewith presented are under a bundled item and that we are unable to determine their effect on shareholder rights, we recommend a vote against this resolution.
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors For Fiscal Year 2004		For	For		Mgmt
	3	Adopt Rules Governing General Meetings		For	For		Mgmt

39

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	AUTOROUTES DU SUD DE LA FRANCE		F05334101			None		109
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.035 per Share		For	For		Mgmt
	3	Confirm Distribution of Dividends For Previous Three Fiscal Years		For	For		Mgmt
	4	Approve Consolidated Financial Statements and Discharge Directors		For	For		Mgmt
	5	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 240,000		For	For		Mgmt
	8	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/11/04 - A/S	Aventis SA (Formerly Rhone-Poulenc)		F0590R100			None		1,141
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.23 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify Yves Nicolas as Alternate Auditor		For	For		Mgmt
Special Business
	7	Amend Article 7 to Reflect 2003 Legal Changes Re: Shareholding Disclosure Requirement		For	Against		Mgmt
	8	Amend Article 11 to Set Term of Management Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt

40

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Amend Article 13 to Set Term of Supervisory Board Members at Three Years, Down From Five Years Previously		For	For		Mgmt
Ordinary Business
	10	Reelect Jean-Marc Bruel as Supervisory Board Member		For	For		Mgmt
	11	Reelect Martin Fruhauf as Supervisory Board Member		For	For		Mgmt
	12	Reelect Serge Kampf as Supervisory Board Member		For	For		Mgmt
	13	Reelect Hubert Markl as Supervisory Board Member		For	For		Mgmt
	14	Reelect Gunter Metz as Supervisory Board Member		For	For		Mgmt
	15	Reelect Didier Pineau-Valencienne as Supervisory Board Member		For	For		Mgmt
	16	Reelect Seham Razzouqi as Supervisory Board Member		For	For		Mgmt
	17	Reelect Michel Renault as Supervisory Board Member		For	For		Mgmt
	18	Reelect Hans-Jurgen Schinzler as Supervisory Board Member		For	For		Mgmt
	19	Reelect Marc Vienot as Supervisory Board Member		For	For		Mgmt
	20	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/27/04 - A	Aviva Plc (formerly CGNU Plc)		G0683Q109			None		4,643
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 15.15 Pence Per Share		For	For		Mgmt
	3	Elect Anna Catalano as Director		None	None		Mgmt

Anna Catalano, a NED who was appointed on 8 May 2003, will retire from the Board at the upcoming AGM and will not be seeking election. Consequently, the Company will not put forward this resolution at the AGM. Any proxy votes cast on the resolution will be disregarded.

	4	Elect Carole Piwnica as Director		For	For		Mgmt
	5	Re-elect George Paul as Director		For	For		Mgmt

Including his tenure on the Board of Norwich Union, George Paul has served for over nine years so is not considered independent by RREV. He is also a member of the Remuneration Committee. The normal application of NAPF policy may lead to a vote recommendation against the election or re-election of a director by RREV who is not considered independent and serves on the Remuneration Committee. However, in light of his announced retirement from the Board by the end of 2005, RREV does not believe a vote recommendation against his re-election is warranted at this time.

41

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Re-elect Philip Scott as Director		For	For		Mgmt
	7	Re-elect Patrick Snowball as Director		For	For		Mgmt
	8	Re-elect Elizabeth Vallance as Director		For	For		Mgmt

Including her tenure on the Board of Norwich Union, Elizabeth Vallance has served for over nine years so is not considered independent by RREV. She is also a member of the Remuneration Committee. The normal application of NAPF policy may lead to a vote recommendation against the election or re-election of a director by RREV who is not considered independent and serves on the Remuneration Committee. However, in light of her announced retirement from the Board by the end of 2005, RREV does not believe a vote recommendation against her re-election is warranted at this time.

	9	Reappoint Ernst and Young LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 185,000,000		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 28,000,000		For	For		Mgmt
	13	Approve Remuneration Report		For	For		Mgmt
	14	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	15	Approve Scrip Dividend Program		For	For		Mgmt
	16	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt
	17	Authorise 225 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	18	Authorise 100 Million 8.75 Percent Preference Shares for Market Purchase1		For	For		Mgmt
	19	Authorise 100 Million 8.375 Percent Preference Shares for Market Purchase		For	For		Mgmt

42

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A/S	Axa (Formerly Axa-Uap)		F06106102			None		2,968
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.57 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Claude Bebear as Supervisory Board Member		For	Against		Mgmt
Due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the reelection of the candidate proposed at this meeting.
	6	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	7	Ratify Jean Louis Simon as Alternate Auditor		For	For		Mgmt
	8	Elect Willy Avereyn as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		None	Against		Mgmt

ISS believes that the company’s board composition should reflect the shareholder base of the company, and as such we do not oppose the election of representatives of employee shareholders to the board in France. Furthermore, we typically recommend shareholders to go with management on these type of elections.  Despite the lack of information on the nominees, we therefore recommend a vote with management on Item 10, and we recommend a vote against the candidates proposed in Items 8 and 9.

	9	Elect Cees de Jong as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		None	Against		Mgmt
	10	Elect Jacques Tabourot as Representative of Employee Shareholders to the Supervisory Board, Pending Approval of Item 13		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	12	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

43

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Amend Article 10 Re: Appointment of Representative of Employee Shareholders to the Supervisory Board		For	For		Mgmt

As of Aug. 31, 2003, AXA employees controlled 4.03 percent of the company’s issued capital. ISS believes that board composition should reflect the shareholder base of the company. We thus recommend shareholders to support this request.

	14	Amend Article 10 Re: Appointment of Employee Representative to the Supervisory Board		Against	Against		Mgmt

ISS believes that directors representing employees face the inherent conflict between shareholders’ and employees’ interests, which may diverge at times. We believe that the presence of employees on the board may hinder the company from taking steps that are painful from a labor union perspective but, in the long-term, may be in the best interests of the company and its shareholders. Based on this reason, we recommend shareholders to vote with management and oppose this proposal.

	15	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	16	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/05/04 - A	BAE Systems (frm.British Aerospace Plc)		G06940103			None		7,036
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 5.5 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Ulrich Cartellieri as Director		For	For		Mgmt
	5	Re-elect Lord Hesketh as Director		For	For		Mgmt
	6	Re-elect Steven Mogford as Director		For	For		Mgmt
	7	Re-elect George Rose as Director		For	For		Mgmt
	8	Elect Michael Hartnall as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 19,748,171		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,825,091		For	For		Mgmt
	13	Authorise 306,007,313 Ordinary Shares for Market Purchase		For	For		Mgmt
	14	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt

44

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Balfour Beatty Plc (Formerly BICC PLC)		G3224V108			None		542
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 3.4 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Sir David John as Director		For	For		Mgmt
	5	Re-elect Robert Walvis as Director		For	For		Mgmt
	6	Re-elect Michael Welton as Director		For	For		Mgmt
	7	Elect Chalmers Carr as Director		For	For		Mgmt
	8	Elect Gordon Sage as Director		For	For		Mgmt
	9	Elect Christoph Von Rohr as Director		For	For		Mgmt
	10	Re-appoint Deloitte and Touche LLP as Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 70,086,274		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10,512,941		For	For		Mgmt
	13	Authorise 42,051,764 Ordinary Shares and 22,448,679 Convertible Preference Shares for Market Purchase		For	For		Mgmt
	14	Authorise EU Political Donations and EU Political Expenditure up to Aggregate Nominal Amount of GBP 25,000 Per Annum		For	For		Mgmt
	15	Approve Reduction of Share Premium Account to GBP 148,161,291.30; and Cancellation of the Capital Redemption Reserve		For	For		Mgmt

04/22/04 - A	Banca Fideuram SPA		T1127K100			04/16/04		748
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Appoint Alternate Internal Statutory Auditors		For	For		Mgmt
	3	Elect External Auditors and Fix Remuneration of Auditors		For	For		Mgmt
	4	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

45

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - S	Banca Fideuram SPA		T1127K100			06/24/04		748
		Ordinary Business
	1	Elect Two Directors		For	For		Mgmt
		Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

	2	Approve Partial Spin-Off of Company Assets In Favor of ‘SanPaolo IMI Spa’		For	For		Mgmt

04/14/04 - A	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			04/09/04		8,106
		Annual Meeting Agenda
	1	Approve Financial Statements, Statutory Reports, Allocation of Income, and Distribution of Reserves and/or Company Shares		For	For		Mgmt

04/15/04 - A	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			None		8,106
		Annual Meeting Agenda
	1	Approve Financial Statements, Statutory Reports, Allocation of Income, and Distribution of Reserves and/or Company Shares		For	For		Mgmt

06/23/04 - S	Banca Intesa SPA (Formerly IntesaBci Spa)		T17074104			06/18/04		8,576
		Special Meeting Agenda
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed. This is particularly important in cases such as this, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either noncontentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law. Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

46

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - S	Banca Monte dei Paschi di Siena SPA		T1188A116			06/18/04		2,182
		Special Meeting Agenda
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Most of the amendments are either noncontentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

47

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A/S	Banca Nazionale del Lavoro		T1240P119			04/23/04		3,752
Ordinary Business
	1	Elect Directors To Substitute Former Members of the Board		For	For		Mgmt
	2	Authorize a 1:64 Bonus Issue of Company Shares in Favor of Holders of Ordinary Shares and/or Saving Shares		For	For		Mgmt
	3	Approve Financial Statements, Statutory Reports, and Allocation of Income		For	For		Mgmt
	4	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
Special Business
	1	Approve Acquisition of Coopercredito Spa		For	For		Mgmt
	2	Authorize Capitalization of Reserves for an Increase in Par Value from EUR 0.50 to EUR 0.72 of Both Ordinary and Saving Shares; Amend Articles of Association Accordingly		For	For		Mgmt
	3	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions, since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed. This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law. As mentioned above, shareholders will be given the opportunity to vote separately on the single amendments proposed. ISS has recommended support for the modifications it feels are in shareholders’ best interest and against those that either limit shareholders’ rights or may have other negative implications. However, given the fact that the meeting notice has not been modified to indicate that shareholders will be voting separately on the single items, we maintain our overall vote recommendation against the amendments.

48

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A/S	Banca Nazionale del Lavoro		T1240P119			None		3,752
Ordinary Business
	1	Elect Directors To Substitute Former Members of the Board		For	For		Mgmt
	2	Authorize a 1:64 Bonus Issue of Company Shares in Favor of Holders of Ordinary Shares and/or Saving Shares		For	For		Mgmt
	3	Approve Financial Statements, Statutory Reports, and Allocation of Income		For	For		Mgmt
	4	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
Special Business
	1	Approve Acquisition of Coopercredito Spa		For	For		Mgmt
	2	Authorize Capitalization of Reserves for an Increase in Par Value from EUR 0.50 to EUR 0.72 of Both Ordinary and Saving Shares; Amend Articles of Association Accordingly		For	For		Mgmt
	3	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

04/23/04 - A	Banca Popolare di Milano		T15120107			04/16/04		957
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect External Auditors For The Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	3	Approve Closing of the Fund for Low Income Housing ‘Istituzione Francesco Isolani’; Approve Transfer of the Entire Remaining Assets of the Fund		For	For		Mgmt
	4	Approve Acquisition of Carinord 1 Spa		For	For		Mgmt
	5	Authorize Issuance of Convertible Bonds without Preemptive Rights; Amend Bylaws Accordingly		For	Against		Mgmt
Considering that we have not been provided with clarifications by the company with respect to this issuance request we cannot support this resolution.
	6	Amend Articles 31 and 32 of the Company’s Bylaws		For	Against		Mgmt
Considering that the amendments herewith presented are under a bundled item and that we are unable to determine their effect shareholder rights, we recommend a vote against this resolution.
	7	Elect One Director Subject to Approval of Item 6 Above		For	Against		Mgmt
In keeping with our vote recommendation with respect to Item 6 above, we recommend a vote against this resolution as well, since it is subject to the approval of Item 6.

49

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	BANCHE POPOLARI UNITE SCARL		T1681V104			04/16/04		448
Ordinary Business
	1	Adopt Rules Governing General Meetings		For	For		Mgmt
	2	Elect Members of the Board of Directors		For	Against		Mgmt

BPU did provide more information than is common practice in Italy in advance of its annual meeting (i.e., annual report and corporate governance report). However, given the total lack of disclosure of information with respect to board nominees, the fact that the election of directors is bundled, and the fact that the board is classified, ISS recommends a vote against this resolution.

	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Renew Board Authorization To Repurchase Company Shares and Reissue Repurchased Shares		For	For		Mgmt
	5	Approve Remuneration of Internal Statutory Auditors		For	For		Mgmt
	6	Approve Director and Auditor Indemnification/Liability Provisions		For	For		Mgmt
Special Business
	1	Authorize Capitalization of Reserves of EUR 174.98 Million for an Increase in Par Value from EUR 2.0 to EUR 2.50; Modify Article 5 of the Company’s Bylaws Accordingly		For	For		Mgmt

50

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/27/04 - A	Banco Bilbao Vizcaya Argentaria		E11805103			02/27/04		5,353
	1	Approve Financial Statements, Allocation of Income and Distribution of Dividend, and Discharge Directors		For	For		Mgmt
	2	Authorize Issuance of Equity or Equity-Linked Securities with or without Preemptive Rights		For	For		Mgmt
	3	Authorize Issuance of Bonds up to Aggregate Nominal Amount of EUR 71.8 Billion		For	For		Mgmt
4

Amend Articles 24, 29, 31, 34, 35, 37, 38, 45 Re: Attendance Rights, Shareholder Information Rights, Adoption of Agreements, Board Election and Size, Board Member Requirements, Board Vacancies, Chairman and Secretary, Creation and Composition of Board

				For	For		Mgmt
	5	Approve General Meeting Guidelines; Information Re: Board Guidelines		For	For		Mgmt
	6	Approve Listing (or Delisting) of Shares on Secondary/Foreign Exchanges		For	For		Mgmt
	7	Authorize Repurchase of Shares and Subsequent Cancellation of Repurshased Shares		For	For		Mgmt
	8	Reelect Deloitte & Touche Espana, S.L. as Auditors		For	For		Mgmt
	9	Elect Jose Antonio Fernandez Rivero and Carlos Loring as New Directors; Reelect Directors		For	For		Mgmt
	10	Approve Fund Transfer to Employee Retirement Fund		For	For		Mgmt
	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

03/30/04 - A	Banco Espirito Santo SA (frm. Banco Espirito Santo e C)		X0346X153			None		175
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Approve Affiliation Agreements with Subsidiaries		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Ratify Appointment of Jose Manuel Ruivo da Pena and Michel Marine Le Masson to Management Board		For	For		Mgmt
	8	Elect Board Committees for 2004-2007		For	For		Mgmt
	9	Amend Articles		For	Against		Mgmt
	10	Amend Articles Re: Regulations		For	Against		Mgmt

51

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Banco Popolare di Verona e Novara Scrl (Frmly Banca Popolare		T1866D101			04/23/04		813
Annual Meeting Agenda
	1	Receive Directors’ and Auditors’ Reports		None	None		Mgmt
	2	Approve Financial Statements and Allocation of Income		For	For		Mgmt
	3	Approve Renunciation of Legal Action Against Manager of Former Banca Popolare di Novara S.c.a.r.l		For	For		Mgmt

The board is asking shareholders to settle only the legal action against former the CEO of BPN, Alberto Costantini. Given that this would help bring to an end the impending proceedings as well as considering that in any case the former CEO will retain responsibility for all the underlying facts, we recommend a vote in favor of this resolution.

	4	Elect Six Directors for the Three-Year Term 2004-2006		For	Against		Mgmt

Given the total lack of disclosure of information with respect to board nominees, the fact that BPVN has a classified board (which is not common practice in Italy), and the fact that the election of directors is bundled, ISS recommends a vote against these resolutions.

	5	Elect One Director for the Two-Year Term 2004-2005		For	Against		Mgmt

06/23/04 - A	Banco Popular Espanol		E19550156			None		211
	1	Approve Individual and Consolidated Financial Statements and Statutory Reports, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Elect Management Board		For	For		Mgmt
	3	Reelect Pricewaterhouse Coopers as Auditors		For	For		Mgmt
	4	Amend Articles 14,15,16,18,21, and 22 Re: Remote Vote, Shareholder Access to Information, Number of Directors and Remuneration, Audit Committee		For	For		Mgmt
	5	Approve General Meeting Guidelines; Information Re: Board Guidelines		For	For		Mgmt
	6	Authorize Share Repurchase Program and Cancellation of Repurchased Shares; Approve Reduction in Capital		For	For		Mgmt
	7	Approve Transfer of Reserves to Early Retirement Fund		For	Against		Mgmt

Because details were not available to shareholders regarding the proposed amount to be transferred, we cannot judge the transaction’s potential negative impact to shareholder value. As such, we recommend that shareholders vote against this proposal.

	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

52

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Banco Popular Espanol		E19550156			None		211
	1	Approve Individual and Consolidated Financial Statements and Statutory Reports, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Elect Management Board		For	For		Mgmt
	3	Reelect Pricewaterhouse Coopers as Auditors		For	For		Mgmt
	4	Amend Articles 14,15,16,18,21, and 22 Re: Remote Vote, Shareholder Access to Information, Number of Directors and Remuneration, Audit Committee		For	For		Mgmt
	5	Approve General Meeting Guidelines; Information Re: Board Guidelines		For	For		Mgmt
	6	Authorize Share Repurchase Program and Cancellation of Repurchased Shares; Approve Reduction in Capital		For	For		Mgmt
	7	Approve Transfer of Reserves to Early Retirement Fund		For	Against		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/18/04 - A	Banco Santander Central Hispano (frmly banco Santander)		E19790109			None		9,023
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Reelect and Ratify Management Board		For	For		Mgmt
	4	Reelect Deloitte & Touche Espana SL as Auditors		For	For		Mgmt
	5	Authorize Share Repurchase Program		For	For		Mgmt
6

Amend Articles 8,15,16,22, and 23 Re: Share Registry Entity, Elimination of Shareholding Requirement to Attend Shareholder Meetings, Remote Voting and Attendance; Add New Article and Change Numeration of Company’s By-Laws

				For	For		Mgmt
	7	Approve New General Meeting Guidelines		For	For		Mgmt
	8	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights		For	For		Mgmt
	9	Authorize Issuance of Non-Convertible Bonds		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	11	Accept Board Guidelines Report		For	For		Mgmt

53

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/19/04 - A	Banco Santander Central Hispano (frmly banco Santander)		E19790109			None		9,023
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Reelect and Ratify Management Board		For	For		Mgmt
	4	Reelect Deloitte & Touche Espana SL as Auditors		For	For		Mgmt
	5	Authorize Share Repurchase Program		For	For		Mgmt
6

Amend Articles 8,15,16,22, and 23 Re: Share Registry Entity, Elimination of Shareholding Requirement to Attend Shareholder Meetings, Remote Voting and Attendance; Add New Article and Change Numeration of Company’s By-Laws

				For	For		Mgmt
	7	Approve New General Meeting Guidelines		For	For		Mgmt
	8	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights		For	For		Mgmt
	9	Authorize Issuance of Non-Convertible Bonds		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	11	Accept Board Guidelines Report		For	For		Mgmt

54

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Bandai Co. Ltd.		J03738101			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 15, Final JY 7.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Increase Authorized Capital from 180 Million to 360 Million Shares - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Director and Approve Special Payments to Continuing Directors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt

One of the continuing directors has been designated by the company as an outside director. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	6	Approve Retirement Bonus for Statutory Auditor and Approve Special Payments to Continuing Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt

The retiring auditor and the three continuing auditors have been designated by the company as independent auditors. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	7	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt

The ceiling would be raised from JY 4 million per month to JY 5 million per month. The ceiling was last adjusted in 1998. This change is being requested because of increases in the cost of living since the ceiling was last raised, and because the company is abolishing the retirement bonus system. The number of internal auditors remains the same at four.

	8	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of only less than two percent, and option grants made only to employees and directors of the company and its subsidiaries’ directors. We have no reason to oppose this resolution.

55

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Bank Austria Creditanstalt		A07933129			None		69
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.02 per Share		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Authorize Repurchase of Up to Five Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt

03/31/04 - A	Bank Of East Asia, Limited		Y06942109			None		3,100
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.62 Per Share		For	For		Mgmt
	3a	Reelect Aubrey Li Kwok-sing as Director		For	For		Mgmt
	3b	Reelect Winston Lo Yau-lai as Director		For	For		Mgmt
	3c	Reelect Khoo Kay-peng as Director		For	For		Mgmt
	3d	Reelect David Li Kwok-po as Director		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Amend Articles of the Association		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

However, ISS recommends voting against the issuance of shares without preemptive rights in Hong Kong unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which are permissible under current law. The Hong Kong Stock Exchange had already put forward in a consultation document (January 2002) a proposal prescribing limits on discounts and refreshing authorities, which is still awaiting approval.

	7	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	8	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

56

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Bank Of Fukuoka Ltd.		J03822103			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Approve Retirement Bonus for Director		For	For		Mgmt

06/25/04 - A	Bank Of Yokohama Ltd.		J04242103			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 5, Special JY 0		For	For		Mgmt

The payout ratio is only 12 percent, which is low even by Japanese standards, as earnings per share rose dramatically. We will consider recommending a vote against income allocation in the future, if the payout ratio does not increase.

	2	Authorize Repurchase of Preferred Shares		For	For		Mgmt

Bank of Yokohama seeks the authority to buy back and cancel 60 million each of Series I and II preferred shares, from the Resolution and Collection Bank, through the Deposit Insurance Corp., for a maximum of JY 60 billion. These shares represent some 60 percent of the total number of preferred shares on issue. The bank received public funds in March 1999 to bolster its capital which had been eroded by bad loans; but it now feels strong enough to return these funds. As the bank is only buying back preferred shares, ordinary shareholders are unable to participate in this plan.

57

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Create Position of Vice-Chairman		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The bank does have fairly substantial ownership by other banks and by insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the bank’s articles.

	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the bank’s activities on behalf of all shareholders. He is the chairman of Sagami Railway, a company to which Bank of Yokohama is a lender.

	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

The retiring auditor has been designated by the bank as an independent. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	7	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of a small fraction of one percent, and option grants made only to employees and directors of the bank. Maximum potential dilution from this plan, coupled with dilution from the bank’s previous option plans, comes to less than one percent of issued capital, which falls within ISS guidelines. We have no reason to oppose this resolution.

58

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Barclays Plc		G08036124			None		14,757
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Elect Sir Richard Broadbent as Director		For	For		Mgmt
	4	Elect Roger Davis as Director		For	For		Mgmt
	5	Elect Gary Hoffman as Director		For	For		Mgmt
	6	Elect Naguib Kheraj as Director		For	For		Mgmt
	7	Elect David Roberts as Director		For	For		Mgmt
	8	Re-elect Sir Peter Middleton as Director		For	For		Mgmt
	9	Re-elect Stephen Russell as Director		For	For		Mgmt
	10	Re-elect Christopher Lendrum as Director		For	For		Mgmt
	11	Re-elect Sir Brian Jenkins as Director		For	For		Mgmt
	12	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	13	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 82,053,000		For	For		Mgmt
	15	Authorise 984,600,000 Ordinary Shares for Market Purchase		For	For		Mgmt

04/29/04 - A	Basf Ag		D06216101			None		1,174
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.40 per Share		For	For		Mgmt
	3	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Ratify Deloitte & Touche GmbH as Auditors		For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital for Purposes of Cancellation and Reissuance without Preemptive Rights		For	For		Mgmt
	7	Authorize Use of Financial Derivatives when Repurchasing Shares		For	For
	8	Approve Creation of EUR 500 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	9	Approve Affiliation Agreements with Subsidiary (BASF Plant Science Holding GmbH)		For	For		Mgmt

59

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Bayer Ag		D07112119			None		2,768
	1	Receive Financial Statements, Statutory Reports, and Board Reports; Approve Allocation of Income and Dividends of EUR 0.50 Per Share		For	For		Mgmt
	2	Approve Discharge of Management Board		For	For		Mgmt

As a whole, the discharge of the management board is a standard request in Germany and is generally granted unless legal action has been undertaken regarding the board’s actions during the past fiscal year or if there are suspicions of mismanagement. Given the absence of either scenario, ISS recommends a vote in favor of discharging the management board.

	3	Approve Discharge of Supervisory Board		For	For		Mgmt

As a whole, the discharge of the supervisory board is a standard request in Germany and is generally granted unless legal action has been undertaken regarding the board’s actions during the past fiscal year or if there are suspicions of mismanagement. Given the absence of either scenario, ISS recommends a vote in favor of discharging the supervisory board.

4

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 4 Billion with Preemptive Rights; Approve Creation of EUR 186.9 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	5	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Approve Restructuring Plan		For	For		Mgmt
	7	Approve Affiliation Agreements with Subsidiaries		For	For		Mgmt
	8	Amend Articles Re: Renumeration of Supervisory Board Members		For	For		Mgmt
	9	Ratify PWC Deutsche Revision AG as Auditors		For	For		Mgmt

60

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Bayerische Hypo- und Vereinsbank AG		D08064103			None		650
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Discharge of Management Board		For	For		Mgmt
	3	Approve Discharge of Supervisory Board		For	For		Mgmt
	4A	Reelect Manfred Bischoff to the Supervisory Board		For	For		Mgmt
	4B	Reelect Volker Doppelfeld to the Supervisory Board		For	For		Mgmt
	4C	Reelect Max Kley to the Supervisory Board		For	For		Mgmt
	4D	Reelect Lothar Meyer to the Supervisory Board		For	For		Mgmt
	4E	Reelect Hans-Juergen Schinzler to the Supervisory Board		For	For		Mgmt
	4F	Reelect Albrecht Schmidt to the Supervisory Board		For	For		Mgmt
	4G	Reelect Siegfried Sellitsch to the Supervisory Board		For	For		Mgmt
	4H	Reelect Wilhelm Simson to the Supervisory Board		For	For		Mgmt
	4I	Reelect Hans-Werner Sinn to the Supervisory Board		For	For		Mgmt
	4J	Elect Mathias Doepfner to the Supervisory Board		For	For		Mgmt
	4K	Elect Diether Muenich to the Supervisory Board		For	For		Mgmt
	5	Approve Creation of EUR 990 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. Since the issuance request would result in potential excessive dilution of 40 percent, we recommend a vote against the resolution.

	6	Authorize Issuance of Participation Certificates Up to Aggregate Nominal Value of EUR 1 Billion		For	For		Mgmt
	7	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	9	Amend Articles		For	For		Mgmt
	10	Approve Affiliation Agreements with Subsidiaries (HVB Principal Equity GmbH, and HVB Profil Gesellschaft fuer Personalmanagement mbH)		For	For		Mgmt
	11	Approve Affiliation Agreements with Subsidiaries (HVB-Offene Unternehmensbeteiligungs-AG, and INDEXCHANGE Investment AG)		For	For		Mgmt
	12	Ratify KPMG Deutsche Treuhand Gesellschaft AG as Auditors		For	For		Mgmt

61

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	BBA Group		G08932116			None		1,119
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 7.6 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect Roberto Quarta as Director		For	For		Mgmt
	4	Re-elect Richard Stillwell as Director		For	For		Mgmt
	5	Re-elect Andrew Wood as Director		For	For		Mgmt
	6	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 37,554,327		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,638,787		For	For		Mgmt
	10	Authorise 67,620,345 Ordinary Shares for Market Purchase		For	For		Mgmt
	11	Authorise 8,409,089 of 6.75 Percent Cumulative Redeemable Preference Shares of GBP 1 Each for Market Purchase		For	For		Mgmt
	12	Approve Remuneration Report		For	For		Mgmt
	13	Approve BBA Group 2004 Long-Term Incentive Plan		For	For		Mgmt
	14	Approve BBA Group Savings Related Share Option Scheme		For	For		Mgmt
	15	Authorise Directors to Adopt Further Employee Share Plans Which are Based on the BBA Group 2004 Long-Term Incentive Plan and the BBA Group 2004 Savings Related Share Option Scheme		For	For		Mgmt
	16	Adopt New Articles of Association		For	For		Mgmt

06/03/04 - A	Beiersdorf AG		D08792109			None		38
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.60 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify BDO Deutsche Warentreuhand AG as Auditors		For	For		Mgmt
6

Elect Dietmer Ammer, Diethart Breipohl, Michael Herz, Arno Mahlert, Reinhard Poellath, and Bruno Saelzer to the Supervisory Board; Elect Andreas Rittstieg as a Substitute Member to the Supervisory Board

				For	For		Mgmt
	7	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members and Amendment to the Articles		For	For		Mgmt
	8	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

62

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Benesse Corp.		J0429N102			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 14.5, Final JY 25.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Moreover, insiders control close to one-third of the company’s issued share capital, meaning that a repurchase in which they do not tender their shares is likely to result in a “creeping takeover” without payment of a control premium to independent shareholders. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing (15 percent), maximum dilution of less than one percent, and option grants made only to employees and directors of the company and its subsidiaries. We have no reason to oppose this resolution.

63

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/24/04 - S	Berkeley Group PLC (The)		G10248105			None		161
	1	Approve The Berkeley Group plc 2004 Long-Term Incentive Plan		For	For		Mgmt
	2	Approve The Berkeley Group plc 2004 Share Incentive Plan		For	For		Mgmt
	3	Approve The Berkeley Group plc Remuneration Committee Policy		For	For		Mgmt

05/21/04 - A	Bg Group Plc (frm. BG Plc)		G1245Z108			None		2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 1.86 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Peter Backhouse as Director		For	For		Mgmt
	5	Re-elect Paul Collins as Director		For	For		Mgmt
	6	Re-elect William Friedrich as Director		For	For		Mgmt
	7	Re-elect Lord Sharman as Director		For	For		Mgmt
	8	Re-elect Keith Mackrell as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Audit Committee to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise EU Political Donations and EU Political Expenditure up to Aggregate Nominal of GBP 25,000		For	For		Mgmt
	12	Approve the Use of Treasury Shares for the Exercise of Options or the Vesting of Other Share Awards Under the Company’s Share Schemes		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 117,730,026		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 17,659,504		For	For		Mgmt
	15	Authorise 353,190,078 Ordinary Shares for Market Purchase		For	For		Mgmt

64

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Billerud		W16021102			04/23/04		62
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Approve Agenda of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Allocation of Income and Dividends of SEK 6.50 Per Share		For	For		Mgmt
	9.3	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members (7) and Deputy Members (0) of Board		For	For		Mgmt
	11	Approve Remuneration of Directors in the Amount of SEK 400,000 for Chairman and SEK 200,000 for Other Board Members; Approve Remuneration of Auditors		For	For		Mgmt
	12	Reelect Ingvar Petersson, Bjoern Bjoernsson, Gunilla Joenson, Per Lundberg, Mats Pousette, Meg Tiveus, and Bert Oestlund as Directors		For	For		Mgmt
	13	Amend Articles Re: Set Range for Minimum (SEK 500 Million) and Maximum (SEK 2 Billion) Issued Share Capital		For	For		Mgmt
	14	Approve SEK 58.2 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	15	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	16	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	17	Approve Transfer of Reserves in the Amount of SEK 530 Million to Unrestricted Shareholders’ Equity		For	For		Mgmt
	18	Receive Board Report On Audit and Non-Audit Fees Paid to Company Audit Firm (KPMG)		None	None		Mgmt
Shareholder Proposals
	19.1A	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Billerud because the general meeting would appoint the members of the committee and because executives would be prohibited from serving on the committee. On this basis, we recommend a vote in favor of the proposal.

65

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Ordinary Business
	19.1B	Authorize Chairman of Board to Appoint Three Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	19.2	Shareholder Proposal: Authorize Board to Establish a Remuneration Committee		Against	Against		ShrHoldr
Because the company already has a Remuneration committee, we recommend a vote against this item.
	19.3	Shareholder Proposal: Authorize Board to Establish an Audit Committee		Against	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee, we recommend a vote in favor of this item.
Ordinary Business
	20	Close Meeting		None	None		Mgmt

05/13/04 - A/S	BNP Paribas SA (Fm. Banque Nationale De Paris)		F1058Q238			None		1,981
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.175 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Issuance of Bonds/Debentures in the Nominal Value of Up to EUR 30 Billion		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Reelect Louis Schweitzer as Director		For	For		Mgmt
	8	Reelect Lindsay Owen-Jones as Director		For	For		Mgmt
	9	Confirm Expiration of Term of David Peake as Director		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

66

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt
	12	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 340 Million		For	For		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. A potential capital increase of 18.78 percent of issued capital falls within the limit recommended by our guidelines for general requests to issue capital without preemptive rights. Furthermore, it is very rare for a French company to request an issuance without preemptive rights that is smaller than the one with preemptive rights. This is a clear improvement over the common French issuance request.

	13	Authorize Capitalization of Reserves of Up to EUR 1 Billion for Bonus Issue or Increase in Par Value		For	For		Mgmt
	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	For		Mgmt
	15	Amend Terms of Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan Submitted to Shareholder Vote at May 14, 2003, AGM/EGM		For	For		Mgmt
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Amend Articles of Association Re: Role of Chairman, Access to Information, Internal Control Procedures, Convening of Board Meetings, and Signing of the Minutes of Board Meetings		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

67

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A/S	BNP Paribas SA (Fm. Banque Nationale De Paris)		F1058Q238			None		1,981
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.175 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Issuance of Bonds/Debentures in the Nominal Value of Up to EUR 30 Billion		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Reelect Louis Schweitzer as Director		For	For		Mgmt
	8	Reelect Lindsay Owen-Jones as Director		For	For		Mgmt
	9	Confirm Expiration of Term of David Peake as Director		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt
	12	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 340 Million		For	For		Mgmt
	13	Authorize Capitalization of Reserves of Up to EUR 1 Billion for Bonus Issue or Increase in Par Value		For	For		Mgmt
	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	For		Mgmt
	15	Amend Terms of Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan Submitted to Shareholder Vote at May 14, 2003, AGM/EGM		For	For		Mgmt
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Amend Articles of Association Re: Role of Chairman, Access to Information, Internal Control Procedures, Convening of Board Meetings, and Signing of the Minutes of Board Meetings		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

68

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	BOC HONG KONG (HOLDINGS) LTD		Y0920U103			None		5,400
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.32 Per Share		For	For		Mgmt
	3a	Reelect ZHOU Zaiqun as Director		For	For		Mgmt
	3b	Reelect TUNG Chee Chen as Director		For	For		Mgmt
	3c	Reelect YANG Linda Tsao as Director		For	For		Mgmt
4

Approve Remuneration to Non-Executive Directors and Senior Adviser Who Serve as Board Committee Chairman or Members of HK$100,000 Per Annum Per Board Committee to Each Committee Chairman and HK$50,000 Per Annum Per Board Committee to Each Member

				For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Amend Articles Re: Voting at General Meetings, Retirement and Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt
	7	Approve Payment of Fees Amounting to HK$50,000 Per Annum to Each Member and Secretary of Board Committees Who Are Not Directors or Salaried Employees of the Group		For	For		Mgmt
	8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans; however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	9	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	10	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

69

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A/S	Bouygues SA		F11487125			None		272
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.75 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Cooptation of Charles de Croisset as Director		For	For		Mgmt
	6	Ratify Cooptation of Thierry Jourdaine as Director		For	For		Mgmt
	7	Reelect Charles de Croisset as Director		For	For		Mgmt
	8	Reelect Yves Gabriel as Director		For	For		Mgmt
	9	Reelect Financiere Pinault as Director		For	For		Mgmt
	10	Elect Alain Pouyat as Director		For	For		Mgmt
	11	Reappoint Mazars & Guerard as Auditors		For	For		Mgmt
	12	Reappoint Thierry Colin as Alternate Auditor		For	For		Mgmt
	13	Authorize Issuance of Bonds/Debentures in the Aggregate Value of up to EUR 4 Billion		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Capital		For	For		Mgmt
Special Business
	15	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 150 Million		For	For		Mgmt
The potential capital increase (35.85 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.
	16	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 150 Million		For	For		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but also that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. A potential capital increase of 35.85 percent of issued capital per 26 months falls within the limit recommended by our guidelines for general requests to issue capital without preemptive rights.

70

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Allow Board to Use All Outstanding Capital Authorizations in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	18	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	19	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	20	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain several of the elements that we favor in a standard French executive stock option plan. ISS would like to see a Remuneration Committee comprised solely of independent directors making recommendations on stock option grants. Furthermore, the plan provides for excessive discretion to the board to determine the total number of shares reserved for the company’s stock option plans. Our guidelines provide that shares reserved for all share options plans may not exceed 5 percent of company’s issued share capital. Finally, we believe that options for management should be used as incentive and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. For these reasons and because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which provides for option grants to management at a discount of up to 5 percent.

	21	Amend Articles to Reflect 2003 Financial Security Legislation Re: Responsibilities of the Chairman		For	For		Mgmt
We see no reason to oppose these changes.
	22	Amend Articles to Reflect 2003 Financial Security Legislation Re: Access to Company Information		For	For		Mgmt
The legislation now foresees that all board members are ensured full access to necessary information. This is a positive change, and we thus recommend a vote in favor of this request.

71

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	23	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/15/04 - A	BP PLC (Form. Bp Amoco Plc)		055622104			02/23/04		2,644
Meeting for Holders of ADRs
	1	Elect Directors		For	For		Mgmt
	1.1	Elect Director Lord Browne		For
	1.2	Elect Director Dr B E Grote		For
	1.3	Elect Director Mr H M P Miles		For
	1.4	Elect Director Sir Robin Nicholson		For

We do not consider Sir Robin Nicholson to be an independent NED as he has served on the Board for more than nine years. The Company’s view is that his length of service does not impact on his independence. Sir Robin is also Chairman of the Remuneration Committee: the normal application of NAPF corporate governance policy in these circumstances would be to recommend a vote against his re-election. However, in light of Sir Robin’s intention to retire from the Board at the 2005 AGM and the gradual refreshing of the Board over the next few years, we recommend support for his re-election at this year’s AGM. The Company has informed us that it will be in a position to announce a new Chairman of the Remuneration Committee during 2004. This individual will work closely with Sir Robin on the review of BP’s long-term incentive arrangements. This goes some way to allaying our concerns about a non-independent NED chairing the Committee during the review.

	1.5	Elect Director Mr R L Olver		For
	1.6	Elect Director Sir Ian Prosser		For
	2	TO ELECT MR A BURGMANS AS A DIRECTOR		For	For		Mgmt
	3	Ratify Auditors		For	For		Mgmt
	4	TO AMEND THE ARTICLES OF ASSOCIATION OF THE COMPANY		For	For		Mgmt
	5	TO GIVE AUTHORITY TO ALLOT SHARES UP TO A SPECIFIED AMOUNT		For	For		Mgmt
	6	SPECIAL RESOLUTION: TO GIVE AUTHORITY TO ALLOT A LIMITED NUMBER OF SHARES FOR CASH WITHOUT MAKING AN OFFER TO SHAREHOLDERS		For	For		Mgmt

72

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	SPECIAL RESOLUTION: TO GIVE LIMITED AUTHORITY FOR THE PURCHASE OF ITS OWN SHARES BY THE COMPANY		For	For		Mgmt
	8	TO AUTHORISE THE USE OF TREASURY SHARES FOR EMPLOYEE SHARE SCHEMES		For	For		Mgmt
	9	TO APPROVE THE DIRECTORS REMUNERATION REPORT		For	For		Mgmt
	10	TO DETERMINE THE LIMIT FOR THE AGGREGATE REMUNERATION OF THE NON-EXECUTIVE DIRECTORS		For	For		Mgmt
	11	TO RECEIVE THE DIRECTORS ANNUAL REPORT AND THE ACCOUNTS		For	For		Mgmt
	12	SPECIAL SHAREHOLDER RESOLUTION: TO INSTRUCT THE COMPANY TO PREPARE A REPORT MAKING CERTAIN DISCLOSURES ON MATTERS OF CONTROL AND RISK IN PROTECTED AND SENSITIVE AREAS		Against	Against		ShrHoldr

RREV analysis The report requested by the terms of the resolution is intended to cover all protected areas in which BP may operate. It seems clear, however, that the filers of the resolution are focusing their attention on the Company’s operations in Alaska. For example, US PIRG has published a considerable amount of information on BP’s record in the region and has also suggested that the economic benefits of drilling in ANWR are non-existent. A study of the recent history of BP’s involvement in Alaska show that serious problems have occurred: for example, as noted above, the Company was fined a number of years ago for the illegal dumping of hazardous waste near Prudhoe Bay. In 2002, separate explosions at the Company’s facilities killed one employee and seriously injured another. Despite these concerns, US PIRG recognises BP’s progress: it states that the Company’s decision to withdraw from the Arctic Power coalition of major energy companies stopped the group from pressing for a shareholder resolution at the 2003 AGM. The main concern, however, is that BP has not categorically stated that it will not drill in ANWR. Our view is that all companies need to act in a manner which protects and enhances shareholder value. Risk assessment is crucial in determining which projects will enhance value and which will not. Environmental risk assessment is obviously of vital importance to a company such as BP where its environmental impact is high. In recent years, BP has demonstrated that it takes these issues seriously and is committed to managing these risks appropriately. The Company’s general level of disclosure in relation to the environment is high, and we do not feel that the Company is shirking its responsibilities in this area. Furthermore, BP’s commitment to continuing to develop and implement policies on operating in sensitive areas demonstrates an ongoing willingness to engage thoughtfully on these issues. As a general rule, we believe that a company’s board, consulting with shareholders where necessary, is best placed to decide on a suitable approach to risk assessment and disclosure. Asking a company to provide further information of the type suggested by this resolution runs the risk of micromanagement and may arguably lead to commercially confidential information being disclosed. This is unlikely to be in the interests of shareholders. As a result, we do not believe support for this resolution is warranted at this time. We will, however, monitor the Company’s future actions in this area.

73

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	BPI-Banco Portugues de Investmento BPI		X04608109			None		1,172
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Elect One Member to Management Board		For	For		Mgmt
	5	Amend Articles		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

03/25/04 - A	Brisa (Auto-Estrada)		X07448107			None		902
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Present Report Re: Execution of Management Incentive Plan		None	None		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
Shareholder Proposal
	7	Elect Nominating Committee		None	Against		ShrHoldr

74

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	British American Tobacco Plc		G1510J102			None		2,939
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 27 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	5	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	6a	Elect Paul Adams as Director		For	For		Mgmt
	6b	Elect Antonio Monteiro de Castro as Director		For	For		Mgmt
	6c	Elect Jan du Plessis as Director		For	For		Mgmt

In normal circumstances, the application of the NAPF policy may lead to a vote recommendation against the re-election of a new Chairman who on appointment is not considered independent. In this case, we recognise that Jan du Plessis will sever his ties with Compagnie Financi re Richemont SA in April 2004, although he would still be considered non-independent under our criteria. However, due to the Company’s consultation with shareholders prior to the announcement of his appointment in November 2003 and the transparent process by which the selection of a successor to Martin Broughton was made, we recommend qualified support for his re-election.

	6d	Re-elect Wong Kok Siew as Director		For	For		Mgmt
	7	Authorise 207.7 Million Shares for Market Purchase		For	For		Mgmt
	8a	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt
	8b	Amend Articles of Association Re: Directors’ Fees		For	For		Mgmt

75

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Bunzl Plc		G16968102			None		1,082
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 8.25 Pence Per Share		For	For		Mgmt
	3	Elect Michael Roney as Director		For	For		Mgmt
	4	Re-elect Alexander Dyer as Director		For	For		Mgmt
	5	Re-elect Jeff Harris as Director		For	For		Mgmt
	6	Reappoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Approve Remuneration Report		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 40,800,000		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,606,250		For	For		Mgmt
	10	Authorise 44,850,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	11	Approve Part A Long-Term Incentive Plan 2004 (Share Option Awards)		For	For		Mgmt
	12	Approve Part B of the Long-Term Incentive Plan 2004 (Performance Share Awards)		For	For		Mgmt

05/21/04 - A	Cadbury Schweppes Plc		G17444152			None		3
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 8.35 Pence Per Ordinary Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Re-elect John Sunderland as Director		For	For		Mgmt
	5	Elect Ken Hanna as Director		For	For		Mgmt
	6	Re-elect Rick Braddock as Director		For	For		Mgmt
	7	Re-elect Roger Carr as Director		For	For		Mgmt
	8	Re-elect David Thompson as Director		For	For		Mgmt
	9	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 85.27 Million		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 12.92 Million		For	For		Mgmt
	13	Authorise 25.84 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	14	Amend Cadbury Schweppes Share Option Plan 1994		For	For		Mgmt
	15	Amend Cadbury Schweppes plc 1997 Long-Term Incentive Plan		For	For		Mgmt
	16	Approve Cadbury Schweppes Bonus Share Retention Plan 2004		For	For		Mgmt
	17	Amend Overseas Employee Share Schemes		For	For		Mgmt
	18	Authorise the Board to Establish Further Employees Share Plan or Plans		For	For		Mgmt

76

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/23/04 - C	Canary Wharf Group		G1819R102			None		712
Court Meeting
	1	Approve Scheme of Arrangement		For	Against		Mgmt

02/23/04 - S	Canary Wharf Group		G1819R102			None		712
	1	Approve Scheme of Arrangement; and Amend Articles		For	Against		Mgmt

03/22/04 - S	Canary Wharf Group		G1819R102			None		1,012
1

Approve the Proposed Investment by Canary Investments S.a.r.l in CWG Acquisition Holdings Ltd and the Proposed Management and Consultancy Arrangements Relating to Paul Reichmann on the terms described in the Circular to Shareholders Dated 5 March 2004

				For	For		Mgmt

04/15/04 - A/S	Cap Gemini SA		F13587120			None		495
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Treatment of Losses		For	For		Mgmt
Taking into account the overall difficulties in the IT sector and the ongoing efforts made by the company, we recommend a vote for this request.
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify Appointment of Yann Delabriere as Director		For	Against		Mgmt

77

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because the company failed to provide the annual report for fiscal 2003 in a timely manner, we are unable to provide details on the composition of board or committees, individual share ownership, and board attendance under this item. We are also unable to categorize the directors and determine whether any insiders serve on board committees. In this market, we oppose the election of insiders to the audit and remuneration committees. ISS strongly believes that publicly listed companies should make the annual report available at least 21 days prior to the meeting, preferably via the Internet in addition to traditional channels. We recommend that shareholders contact the company’s investor relations department directly and express their desire to access the annual report in a timely manner. The company maintains a classified board, where only a minority of the directors are elected at teach time. Classifying the board makes it more difficult to remove all members of an ineffective board. Furthermore, board members at CAP Gemini stand for reelection every two years. ISS prefers that all directors stand for reelection each year, as the ability to elect directors is recognized by ISS as the single most important exercise of shareownership rights. In light of these shortcomings and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election of the candidate proposed at this meeting.

Special Business
	7	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	8	Authorize Issuance of Equity with Preemptive Rights up to Aggregate Nominal Amount of EUR 451 Million		For	For		Mgmt

The potential capital increase (43 percent over currently issued capital over a period of three years) is in line with the limits prescribed by our guidelines for issuances with preemptive rights and without preemptive rights.

	9	Authorize Issuance of Equity without Preemptive Rights up to Aggregate Nominal Amount of EUR 451 Million		For	For		Mgmt
	10	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	11	Approve Issuance of Warrants with Preemptive Rights up to Aggregate Nominal Amount of EUR 400 Million		For	For		Mgmt
The potential capital increase (38.1 percent over current issued capital over a period of one year) is in accordance with the limits prescribed by our guidelines for issuances with preemptive rights.

78

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Approve Issuance of Warrants without Preemptive Rights up to Aggregate Nominal Amount of EUR 400 Million		For	Against		Mgmt
The potential capital increase (38.1 percent over current issued capital over a period of one year) exceeds the limits prescribed by our guidelines for issuances without preemptive rights.
	13	Authorize Issuance of Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 400 Million		For	For		Mgmt

The potential capital increase (38.1 percent over currently issued capital over a period of 26 months) is in line with the limits prescribed by our guidelines for issuances with and without preemptive rights.

	14	Authorize Issuance of Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 400 Million		For	For		Mgmt
	15	Authorize Capital Increase for Future Exchange Offers		For	Against		Mgmt

Currently, the par value of the company’s issued ordinary share capital is EUR 1.05 billion ($1.32 billion), so this request represents a potential increase of 38.1 percent over issued share capital. A potential increase of 38.1 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests without preemptive rights over a period of one year.

	16	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 451 Million		For	For		Mgmt
	17	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/29/04 - A	Capita Group plc		G1846J107			None		1,125
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 2.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Rodney Aldridge as Director		For	For		Mgmt
	5	Re-elect Peter Cawdron as Director		For	For		Mgmt
	6	Re-appoint Ernst and Young LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt

79

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,403,547		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 667,207		For	For		Mgmt
	10	Authorise 66,720,159 Ordinary Shares for Market Purchase		For	For		Mgmt

04/12/04 - A	Capitaland Limited		Y10923103			None		3,000
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare First and Final Dividend of SGD 0.04 Per Share		For	For		Mgmt
	3	Approve Directors’ Fees of SGD 971,340 for the Year Ended Dec. 31, 2003		For	For		Mgmt
	4a	Reelect Alan Cockshaw as Director		For	For		Mgmt
	4b	Reelect Jackson Peter Tai as Director		For	For		Mgmt
	4c	Reelect Lucien Wong Yuen Kuai as Director		For	For		Mgmt
	5	Elect Andrew Buxton as Director		For	For		Mgmt
	6a	Reelect Hsuan Owyang as Director		For	For		Mgmt
	6b	Reelect Lim Chin Beng as Director		For	For		Mgmt
	7	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	8	Other Business (Voting)		For	Against		Mgmt
Until more detailed information is made available concerning these items, we must recommend a vote opposing such requests.
	9	Appoint Richard Hu Tsu Tau as Director		For	For		Mgmt
	10a	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	10b	Approve Issuance of Shares and Grant of Options Pursuant to the Share Option Plan		For	Against		Mgmt

In this case, the maximum combined size of the company’s share plans is 15 percent of issued capital, which exceeds our guidelines. Although we support the grant of shares and options as a way of encouraging eligible participants to focus on ways to improve a company’s share price, we believe that these plans, collectively, represent an excessive degree of dilution to ordinary shareholders. ISS recommends that shareholders vote against this request.

80

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/12/04 - S	Capitaland Limited		Y10923103			None		3,000
	1	Approve Capital Reduction and by a Maximum of SGD 952 Million Standing to the Credit of the Share Premium Account Which is to be Effected by a Distribution in Specie in CapitaCommercial Trust		For	For		Mgmt
	2	Amend Share Option Plan, Performance Share Plan and Restricted Stock Plan		For	Against		Mgmt

It is to be noted that the maximum combined size of the company’s share plans is 15 percent of CapitaLand shares, which exceeds our guidelines. The proposed amendments, therefore, may authorize the directors to continue to maintain the overall availability of shares pursuant to the schemes despite changes to the company’s issued capital. Given that the alterations would not, in any way, decrease the collective margin of dilution of the combined schemes, ISS maintains that shareholders oppose this resolution as the plans still operate under the auspices of provisions that are deemed unacceptable based on our guidelines.

04/28/04 - A	Capitalia SPA (formerly Banca Di Roma)		T2432A100			04/23/04		2,825
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	3	Appoint Internal Statutory Auditors and Chairman; Approve Remuneration of Auditors		For	For		Mgmt
Special Business
	4	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases where some of the amendments are either non-contentious or positive in nature, while others cannot be supported by ISS because they either propose to remove important oversight mechanisms from shareholders or negatively affect shareholder rights.

   Although the company may be proposing these amendments in accordance with changes to company law, some of the proposed changes may not be required by the law. Considering the total lack of information provided by Capitalia and that the amendments are presented under a bundled item, we recommend a vote against this resolution.

81

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Capitalia SPA (formerly Banca Di Roma)		T2432A100			None		2,825
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	3	Appoint Internal Statutory Auditors and Chairman; Approve Remuneration of Auditors		For	For		Mgmt
Special Business
	4	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

04/22/04 - A	Carnival PLC (formerly P & O Princess Cruises Plc)		G19081101			None		219
	1	Re-elect Micky Arison as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	2	Re-elect Ambassador Richard Capen Jr as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	3	Re-elect Robert Dickinson as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	4	Re-elect Arnold Donald as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	5	Re-elect Pier Luigi Foschi as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	6	Re-elect Howard Frank as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	7	Re-elect Baroness Hogg as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	8	Re-elect Kirk Lanterman as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	9	Re-elect Modesto Maidique as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	10	Elect John McNulty as Director of Carnival Corporation and Carnival plc		For	For		Mgmt

82

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Re-elect Peter Ratcliffe as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	12	Re-elect Sir John Parker as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	13	Re-elect Stuart Subotnick as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	14	Re-elect Uzi Zucker as Director of Carnival Corporation and Carnival plc		For	For		Mgmt
	15	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	16	Authorise the Board to Fix Remuneration of the Auditors		For	For		Mgmt
	17	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	18	Approve Remuneration Report		For	For		Mgmt

Certain aspects of the Company’s remuneration policy may be considered excessive by UK standards. Most of the EDs do not have service contracts or notice periods for termination. In addition, Pier Luigi Foschi is entitled to a guaranteed bonus and three EDs receive annual grants of options and restricted shares, none of which are subject to any performance conditions and vest less than three years from the date of grant. However, because the Company is more aligned with US market practice than UK market practice, we do not oppose this resolution.

	19	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 24,299,397		For	For		Mgmt
	20	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 17,535,030		For	For		Mgmt

04/19/04 - A/S	Carrefour S.A.		F13923119			None		1,291
Annual Meeting Agenda
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Acquisition of Societe Financiere Labruyere Eberle and Issuance of 6.46 Million Shares in Connection with Acquisition		For	For		Mgmt

This proposal merely represents an internal restructuring that should increase transparency of Carrefour’s shareholding structure. Based on this reason and given the acceptable dilution, we recommend a vote in favor of this request.

83

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Allocation of Income and Net Dividends of EUR 0.74 per Share		For	For		Mgmt
	5	Amend Articles of Association to Reduce Terms of Board Members from Six Years to Four Years		For	For		Mgmt
	6	Ratify Cooptation of Luc Vandevelde as Director		For	For		Mgmt
	7	Reelect Daniel Bernard as Director		For	For		Mgmt
	8	Reelect Carlos March as Director		For	For		Mgmt
	9	Reelect Jacques Badin as Director		For	For		Mgmt
	10	Reelect Francois Henrot as Director		For	For		Mgmt
	11	Reelect Christian Blanc as Director		For	For		Mgmt
	12	Elect Jose-Luis Leal-Maldonado as Director		For	For		Mgmt
	13	Authorize Repurchase of Up to 71,614,230 Shares		For	For		Mgmt
	14	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	15	Approve Stock Option Plan Grants		For	Against		Mgmt

Due to the absence of the annual report, the total number of shares reserved for the company’s stock option plans has not been disclosed. Furthermore, contrary to market practice, the company did not provide the number of shares that may be issued pursuant to this request. Finally, we believe that options for management should be used as incentives and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. Due to the lack of information and because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which provides for option grants to management at a discount of up to 20 percent.

	16	Amend Articles of Association Re: Board Representation, Auditor Participation at Board Meetings, and Use of Electronic Media at Shareholder Meetings		For	For		Mgmt

84

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A/S	Carrefour S.A.		F13923119			None		1,291
Annual Meeting Agenda
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Acquisition of Societe Financiere Labruyere Eberle and Issuance of 6.46 Million Shares in Connection with Acquisition		For	For		Mgmt
	4	Approve Allocation of Income and Net Dividends of EUR 0.74 per Share		For	For		Mgmt
	5	Amend Articles of Association to Reduce Terms of Board Members from Six Years to Four Years		For	For		Mgmt
	6	Ratify Cooptation of Luc Vandevelde as Director		For	For		Mgmt
	7	Reelect Daniel Bernard as Director		For	For		Mgmt
	8	Reelect Carlos March as Director		For	For		Mgmt
	9	Reelect Jacques Badin as Director		For	For		Mgmt
	10	Reelect Francois Henrot as Director		For	For		Mgmt
	11	Reelect Christian Blanc as Director		For	For		Mgmt
	12	Elect Jose-Luis Leal-Maldonado as Director		For	For		Mgmt
	13	Authorize Repurchase of Up to 71,614,230 Shares		For	For		Mgmt
	14	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	15	Approve Stock Option Plan Grants		For	Against		Mgmt
	16	Amend Articles of Association Re: Board Representation, Auditor Participation at Board Meetings, and Use of Electronic Media at Shareholder Meetings		For	For		Mgmt

05/05/04 - A	Carter Holt Harvey Ltd.		Q21397122			None		2,872
	1	Elect Andrew R. Lessin as Director		For	Against		Mgmt

ISS prefers that all key board committees be completely independent to maximize independent oversight and to minimize any conflicts of interest. In the future, ISS will review the membership of this company’s Compensation and Nomination committees, which include affiliated outsiders, and oppose the reelection of members if deemed appropriate. Andrew Lessin, who is a director nominee in Item 1, serves on the Audit Committee of the company. ISS believes that the presence of Lessin in this committee compromises its the independence in making unbiased decisions. ISS prefers that all boards maintain standing key board committees composed of independent outsiders only that provide independent oversight and prevent conflicts of interest. With the exception of Lessin, ISS recommends voting for the reelection all the other director nominees.

	2	Elect T. Kerry McDonald as Director		For	For		Mgmt
	3	Elect Brian N. G. McDonald as Director		For	For		Mgmt
	4	Elect Helen M. Nugent as Director		For	For		Mgmt
	5	Approve Ernst & Young and Deloitte as Joint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

85

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A/S	Casino Guichard-Perrachon & Cie		F14133106			None		50
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
This is a routine request in France. Unless there is a specific concern with respect to the company’s auditing procedures, we see no reason to oppose this item.
	2	Approve Allocation of Income and Dividends of EUR 2.97 per Share		For	For		Mgmt
This is an acceptable dividend proposal.
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
Unless there is some specific concern with regard to the company or its auditors, we recommend a vote in favor of this request.
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify Appointment of Henri Proglio as Director		For	For		Mgmt
	7	Appoint Henri Giscard d’Estaing as Censor Pursuant to Dec. 9, 2003, Board Meeting		For	For		Mgmt
	8	Ratify Appointment of Henri Giscard d’Estaing as Director, Pursuant to April 8, 2004, Board Meeting		For	For		Mgmt
	9	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	10	Ratify Didier Kling & Associes as Auditors		For	For		Mgmt
	11	Ratify Philippe Duchesne as Alternate Auditor		For	For		Mgmt
	12	Ratify Christophe Bonte as Alternate Auditor		For	For		Mgmt
Special Business
	13	Authorize Issuance of Equity without Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	Against		Mgmt
	14	Approve Issuance of Warrants without Preemptive Rights		For	Against		Mgmt
	15	Authorize Issuance of Convertible Bonds without Preemptive Rights		For	Against		Mgmt

86

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Authorize Issuance of Bonds with Warrants Attached without Preemptive Rights		For	Against		Mgmt
	17	Authorize Issuance of Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	Against		Mgmt
	18	Set Global Limit for Capital Increase to EUR 200 Million		For	Against		Mgmt

We approve of global limits because they facilitate an accurate calculation of potential dilution to existing shareholders’ interests. However, the proposed limit does not comply with our guidelines for issuances that do not respect preemptive rights. We therefore recommend shareholders to oppose this request as well.

	19	Approve Stock Option Plan Grants to Purchase Existing Shares		For	Against		Mgmt

The plan does not contain some key elements that we favor in a standard French executive stock option plan. The plan is administered by a Remuneration Committee that includes insiders. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on key board committees such as the audit and the remuneration committees, threaten to undermine the purpose of these committee in providing independent oversight and preventing conflicts of interest. Finally, the total number of shares reserved for the company’s stock option plans exceeds our recommended guidelines for growth-oriented/mature companies. Our guidelines provide that shares reserved for all share options plans may not exceed between 5 and 10 percent of company’s issued share capital. Given these reasons, we do not recommend supporting these plans.

	20	Approve Stock Option Plan Grants to Subscribe for Newly Issued Shares		For	Against		Mgmt
	21	Authorize Capital Increase of Up to EUR 200 Million for Future Exchange Offers		For	Against		Mgmt
Based on the high level of dilution for general capital issuances requests that do not recognize preemptive rights, we cannot approve this resolution.
	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

87

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	23	Approve Merger by Absorption of Wholly-Owned Subsidiary Dechrist Holding		For	For		Mgmt
	24	Amend Articles of Association to Reflect 2003 Legal Changes Re: Shareholding Disclosure Requirement		For	Against		Mgmt
Because the proposed amendment fails to address the underlying problem represented by the shareholding disclosure requirement, we recommend a vote against this proposal.
	25	Amend Articles of Association to Remove Citizenship Requirement to Qualify for Double Voting Rights		For	For		Mgmt

ISS supports a one share, one vote policy and opposes all mechanisms that skew voting rights. We believe that voting rights should accrue in accordance with the equity capital commitment by the shareholder to the company. However, because the proposed amendment would allow all long-term registered shareholders, rather than only certain categories of registered shareholders, to become eligible to receive double voting rights, we believe that the proposed change is favorable to the current Article 28.

03/25/04 - A	Castellum AB		W2084X107			03/15/04		34
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive President’s Report		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends of SEK 8.50 Per Share		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members (7) and Deputy Members (0) of Board		For	For		Mgmt
	11	Approve Remuneration of Directors in the Aggregate Amount of SEK 1.1 Million; Approve Remuneration of Auditors		For	For		Mgmt

88

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Reelect Jan Kvarstroem, Ulla-Britt Fraejdin-Hellqvist, Mats Israelsson, Lars-Erik Jansson, Gunnar Larsson, Stig-Arne Larsson, and Goeran Linden as Directors		For	For		Mgmt
	13	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	14	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	For		Mgmt

05/12/04 - A	Cathay Pacific Airways		Y11757104			None		3,400
	1	Approve Final Dividend		For	For		Mgmt
	2a	Reelect Robert Atkinson as Director		For	For		Mgmt
	2b	Reelect Derek Cridland as Director		For	For		Mgmt
	2c	Reelect Zhang Xianlin as Director		For	For		Mgmt
	3	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Annual Director Fees Not Exceeding HK$3 Million		For	For		Mgmt
	8	Amend Articles Re: Postponement and Voting at General Meetings, Manner of Conducting Board Meetings, Inclusion of Electronic Communication		For	For		Mgmt

89

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Cattles Plc (Formerly Cattle		G19684102			None		1,193
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 8.15 Pence Per Ordinary Share		For	For		Mgmt
	3a	Re-elect Norman Broadhurst as Director		For	For		Mgmt
	3b	Re-elect Mark Collins as Director		For	For		Mgmt
	3c	Re-elect James Corr as Director		For	For		Mgmt
	3d	Re-elect Barrie Cottingham as Director		For	For		Mgmt
	4	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	5	Approve Remuneration Report		For	For		Mgmt
	6	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10,932,386		For	For		Mgmt
	7	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,639,857		For	For		Mgmt

04/29/04 - A	Celesio AG (formerly Gehe AG)		D1497R104			None		49
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.90 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers Deutsche Revision AG as Auditors		For	For		Mgmt

05/27/04 - A	Celltech Group Plc (frmCelltech Chiroscience Plc)		G1990W102			None		1
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Elect Goran Ando as Director		For	For		Mgmt
	4	Elect Peter Cadbury as Director		For	For		Mgmt
	5	Elect Ingelise Saunders as Director		For	For		Mgmt
	6	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 45,800,000		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 6,900,000		For	For		Mgmt
	9	Authorise 27,776,636 Ordinary Shares for Market Purchase		For	For		Mgmt

90

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Central Japan Railway Co.		J05523105			03/31/04		1
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2500, Final JY 2500, Special JY 0		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Appoint Internal Statutory Auditor		For	For		Mgmt

05/10/04 - A	Centrica PLC		G2018Z127			None		8,474
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 3.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Phil Bentley as Director		For	For		Mgmt
	5	Re-elect Mark Clare as Director		For	For		Mgmt
	6	Re-elect Roger Carr as Director		For	For		Mgmt
	7	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 37,993,659		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 11,850,317		For	For		Mgmt
	11	Authorise 426,611,414 Ordinary Shares for Market Purchase		For	For		Mgmt
	12	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 125,000		For	For		Mgmt

91

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Chartered Semiconductor Manuf.		Y1297M104			None		3,600
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2a	Reelect Andre Borrel as Director		For	For		Mgmt
	2b	Reelect Tay Siew Choon as Director		For	For		Mgmt
	2c	Reelect Peter Seah Lim Huat as Director		For	For		Mgmt
	2d	Reelect Philip Tan Yuen Fah as Director		For	For		Mgmt
	3a	Reelect Charles Thompson as Director		For	For		Mgmt
	3b	Reelect Robert La Blanc as Director		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Directors’ Fees of SGD 427,125		For	For		Mgmt
	6	Approve Issuance of Shares and Grant of Options Pursuant to the Employees Share Purchase Plan		For	For		Mgmt
	7	Approve Issuance of Shares and Grant of Options Pursuant to the Share Purchase Plan 2004 for Employees of SIlicon Manufacturing Partners Pte. Ltd.		For	For		Mgmt
	8a	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	8b	Approve Creation and Issuance of of Securities Pursuant to the Issaunce of Shares without Preemptive Rights		For	For		Mgmt
	8c	Approve Grant of Options and Issuance of Shares Pursuant to the Share Option Plan 1999 Under the Share Issuance Mandate		For	Against		Mgmt

05/20/04 - A	Cheung Kong Holdings		Y13213106			05/18/04		3,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$1.30 Per Share		For	For		Mgmt
	3a	Reelect Chung Sun Keung, Davy as Director		For	For		Mgmt
	3b	Reelect Ip Tak Chuen, Edmond as Director		For	For		Mgmt
	3c	Reelect Chiu Kwok Hung, Justin as Director		For	For		Mgmt
	3d	Reelect Chow Kun Chee, Roland as Director		For	For		Mgmt
	3e	Reelect Wong Yick-ming, Rosanna as Director		For	For		Mgmt
	3f	Reelect Yeh Yuan Chang, Anthony as Director		For	For		Mgmt
	4	Reappoint Deloitte Touche Tohmatsu as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

92

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

This authority complies with strict SEHK regulations governing such plans; however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

05/20/04 - S	Cheung Kong Holdings		Y13213106			05/18/04		3,000
Special Business
	1	Amend Articles Re: Nomination of Directors, Voting at Meetings, Issuance of Share Certificate, Removal of Director by Ordinary Resolution		For	For		Mgmt

06/29/04 - A	Chiba Bank Ltd.		J05670104			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 1		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

06/25/04 - A	Chubu Electric Power Co. Inc.		J06510101			03/31/04		2,600
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 30, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Director and Statutory Auditors		For	For		Mgmt

93

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	5	Amend Articles of Incorporation to Prohibit Directors from Holding Posts as Employees of the Company		Against	Against		ShrHoldr
	6	Amend Articles to Require Disclosure of Individual Compensation Levels of Directors and Statutory Auditors		Against	For		ShrHoldr
	7	Amend Articles to Prohibit Use of Plutonium and Cancel Plans to Generate Power Using Plutonium Thermal Process		Against	Against		ShrHoldr
	8	Amend Articles to Require Appropriate Storage of Depleted Uranium		Against	Against		ShrHoldr
	9	Amend Articles to Require Disclosure of Information Related to Public Safety		Against	Against		ShrHoldr
	10	Amend Articles to Require Shutdown of Hamaoka Nuclear Power Station Until Occurrence of Major Earthquake in the Tokai Region		Against	Against		ShrHoldr
	11	Amend Articles to Require Withdrawal from Nuclear Power Generation		Against	Against		ShrHoldr
	12	Approve Alternate Income Allocation Proposal, with Allocation of Funds to a Reserve Account for Losses Associated with Shutdown of Hamaoka Nuclear Power Station		Against	Against		ShrHoldr
	13	Amend Articles to Require Cessation of Construction of Hydro-Electric Plants		Against	Against		ShrHoldr

02/26/04 - A	Ciba Specialty Chemicals Ag		H14405106			None		196
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 3.00 per Share		For	For		Mgmt
	3	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	4	Approve CHF 7.8 Million Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt
	5	Approve CHF 212.5 Million Reduction in Share Capital via Repayment to Shareholders		For	For		Mgmt
	6	Amend Articles Re: Submission of Shareholder Proposals		For	For		Mgmt
	7	Approve Creation of CHF 12 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	8	Reelect Gertrud Hoehler and Armin Meyer as Directors		For	For		Mgmt
	9	Ratify Ernst & Young AG, Zurich as Auditors		For	For		Mgmt

94

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Cimpor (Formerly Cimentos De Portugal S.A. Cimpor)		X13765106			None		272
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Amend Articles		For	Against		Mgmt

Because the company has failed to disclose essential information regarding this item, it is uncertain whether or not the proposed modifications would negatively impact shareholder value. Therefore, we do not support this request.

	6	Authorize Reissuance of Repurchased Shares to Company’s Employees and Board Members in Accordance with 2004 Share Acquisition Plan		For	Against		Mgmt
Due to the lack of details surrounding the terms of the issuance to employees and directors, we cannot recommend support for this request.
	7	Authorize Issuance of Shares Pursuant to Share Option Plan for Management and Directors		For	Against		Mgmt
Since the company did not specify a limit on the number of shares to be repurchased, we cannot recommend support for this proposal.
	8	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	9	Authorize Issuance of Bonds up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt

95

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	City Developments Ltd.		V23130111			None		1,500
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend		For	For		Mgmt
	3	Approve Directors’ Fees of SGD 220,000 for the Year Ended Dec. 31, 2003, and Approve Audit Committee Fees of SGD 42,500 Per Quarter for the Period Commencing from July 1, 2004 to June 30, 2005		For	For		Mgmt
	4a	Reelect Kwek Leng Beng as Director		For	For		Mgmt
	4b	Reelect Kwek Leng Peck as Director		For	For		Mgmt
	5a	Reappoint Sim Miah Kian as Director		For	For		Mgmt
	5b	Reappoint Tan Tong as Director		For	For		Mgmt
	5c	Reappoint Ong Pang Boon as Director		For	For		Mgmt
	5d	Reappoint Chee Keng Soon as Director		For	For		Mgmt
	5e	Reappoint Tang See Chim as Director		For	For		Mgmt
	6	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	7	Other Business (Voting)		For	Against		Mgmt
Until more detailed information is made available concerning these items, we must recommend a vote opposing such requests.
	8	Approve Issuance of Shares and Grant of Options Pursuant to the Share Option Scheme 2001		For	Against		Mgmt

It is ISS policy to oppose an option plan under which more than 5 percent of issued capital is available for grants, except in the case of growth companies or particularly well-structured plans, for which we approve of making available up to 10 percent of issued capital. Given that the plan makes available 8 percent of the company’s issued capital, ISS recommends that shareholders vote against this request as the dilution level is considered unacceptable.

	9	Approve Mandate for Transactions with Related Parties		For	For		Mgmt

04/29/04 - S	City Developments Ltd.		V23130111			None		1,500
	1	Approve Special Cash Dividend for Each Ordinary Share Held in the Company		For	For		Mgmt
	2	Approve Issuance of Up to 82.72 Million Bonus Warrants on the Basis of One Bonus Warrant for Every Ten Shares Held		For	For		Mgmt
	3	Approve Rights Issue of Up to 330.87 Million Nonreedemable Convertible Noncumulative Preference Shares		For	For		Mgmt
	4	Approve Increase in Authorized Capital		For	For		Mgmt
	5	Amend Memorandum of Association Re: To Reflect New Share Capital of the Company		For	For		Mgmt
	6	Authorize Share Repurchase Program		For	For		Mgmt

96

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
Special Business
	1	Amend Articles of Association of the Company in Conjunction with the Rights Issue		For	For		Mgmt
	2	Amend Articles of Association		For	For		Mgmt

04/02/04 - A	Clariant		H14843165			None		412
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 0.20 per Share		For	For		Mgmt
	3	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	4	Approve Creation of CHF 460.3 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	5	Reelect Roland Loesser as Director; Elect Kajo Neukirchen and Peter Isler as Directors		For	For		Mgmt
	6	Ratify PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

04/22/04 - A	Clp Holdings (Formerly China Light & Power)		Y1660Q104			None		4,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Approve Final Dividend of HK$0.65 Per Share		For	For		Mgmt
	2b	Approve Special Final Dividend of HK$0.10 Per Share		For	For		Mgmt
	3a	Reelect Vernon Francis Moore as Director		For	For		Mgmt
	3b	Reelect Rudolf Bischof as Director		For	For		Mgmt
	3c	Reelect Loh Chung Hon, Hansen as Director		For	For		Mgmt
	3d	Reelect William Elkin Mocatta as Director		For	For		Mgmt
	3e	Reelect Lee Yui Bor as Director		For	For		Mgmt
	4	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Amend Articles Re: Recognized Clearing House, Appointment of Chairman or Managing Director, and Addition of Technical Definitions		For	For		Mgmt
	6	Approve Rotation and Eventual Reelection of Executive Directors Holding Office of Not More Than Three Years		For	For		Mgmt

97

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Reelect Tse Pak Wing, Peter as Executive Director		For	For		Mgmt
	8a	Approve Remuneration of Chairman, Vice Chairmen and Non-Executive Directors Amounting to HK$280,000, HK$220,000 and HK$200,000 Respectively		For	For		Mgmt
	8b	Approve Remuneration of Non-Executive Directors Serving on Different Board Committees of the Company		For	For		Mgmt
	9	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which is permissible under current law.

	10	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	11	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

06/08/04 - A/S	Cnp Assurances		F1876N318			None		44
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.295 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Cooptation of Etienne Bertier as Supervisory Board Member		For	For		Mgmt
	6	Ratify Cooptation of Anthony Orsatelli as Supervisory Board Member		For	For		Mgmt
	7	Ratify Cooptation of Nicolas Merindol as Supervisory Board Member		For	For		Mgmt

98

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Ratify Cooptation of Jerome Gallot as Supervisory Board Member		For	For		Mgmt
	9	Ratify Cooptation of Dominique Marcel as Supervisory Board Member		For	For		Mgmt
	10	Elect Philippe Baumlin as Supervisory Board Member		For	For		Mgmt
	11	Approve Resignation of Jean Lecointre as Censor		For	For		Mgmt
	12	Ratify Mazars et Guerard and KPMG S.A. as Auditors and Franck Boyer and SCP Jean Claude Andre as Alternate Auditors		For	For		Mgmt
	13	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	14	Amend Article 30 to Reflect 2003 Legal Changes Re: Related-Party Transactions		For	Against		Mgmt

ISS does not support the new definition of related-party transactions. We believe that the 5-percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. Furthermore, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision. We therefore recommend shareholders not to support this request.

	15	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/16/04 - A	Cobham plc (formerly FR Group)		G41440101			None		177
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 19.8 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Allan Cook as Director		For	For		Mgmt
	5	Re-elect Geoff Cooper as Director		For	For		Mgmt
	6	Elect Warren Tucker as Director		For	For		Mgmt
	7	Elect Andy Stevens as Director		For	For		Mgmt
	8	Elect Marcus Beresford as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Approve the Cobham Executive Share Option Scheme 2004		For	For		Mgmt
	11	Approve the Cobham Savings-Related Share Option Scheme 2004		For	For		Mgmt

99

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Approve Increase in Remuneration of Non-Executive Directors from GBP 25,000 to GBP 35,000		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 9,156,161		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,391,191		For	For		Mgmt

04/22/04 - A	Coca-Cola Amatil Ltd.		Q2594P146			None		1,086
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Elect Jillian R. Broadbent as Director		For	For		Mgmt
	2b	Elect Henry A. Schimberg as Director		For	For		Mgmt
	2c	Elect Geoffrey J. Kelly as Director		For	For		Mgmt
	3	Approve Long Term Incentive Share Plan Grant to T. J. Davis		For	For		Mgmt

02/13/04 - S	Colruyt SA		B26882165			None		37
Special Meeting Agenda
	1	Approve Cancellation of 2.9 Million Shares		For	For		Mgmt
	2	Amend Articles of Association to Reflect References of Current Articles of Companies Code		For	For		Mgmt

05/12/04 - A	Commerzbank Ag		D15642107			None		1,042
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Discharge of Management Board		For	For		Mgmt
	3	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt
	5	Authorize Repurchase of up to Ten Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Creation of EUR 225 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	8	Approve Creation of EUR 225 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	9	Approve Creation of EUR 150 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	10	Approve Affiliation Agreements with Subsidiaries		For	For		Mgmt

100

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/10/04 - A/S	Compagnie De Saint Gobain		F80343100			None		1,064
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.725 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Reelect Jean-Louis Beffa as Director		For	For		Mgmt
	7	Reelect Isabelle Bouillot as Director		For	For		Mgmt
	8	Reelect Sylvia Jay as Director		For	For		Mgmt
	9	Reelect Jose Luis Leal as Director		For	For		Mgmt
	10	Ratify Appointment of Gian Paolo Caccini as Director		For	For		Mgmt
	11	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	12	Ratify KPMG Audit as Auditors		For	For		Mgmt
	13	Ratify Yves Nicolas as Alternate Auditor		For	For		Mgmt
	14	Ratify Jean-Paul Vellutini as Alternate Auditor		For	For		Mgmt
Special Business
	15	Amend Articles of Association to Reflect 2003 Legal Changes Re: Shareholding Disclosure Requirement, Access to Company Information, and Responsibilities of the Chairman		For	Against		Mgmt
	16	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

02/16/04 - A	Compass Group Plc		G23296182			None		4,039
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
RREV recommends shareholders oppose the approval of the Remuneration Report as the Executive Share Option Plan permits rolling retesting.

101

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 5.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Michael Bailey as Director		For	For		Mgmt

	5	Re-elect Denis Cassidy as Director		For	For		Mgmt

RREV recommends shareholders oppose Denis Cassidy’s re-election. He is not considered independent by RREV as he has been on the Board for more than nine years since first election. He sits on the Remuneration Committee which, under both the old and new Combined Codes should comprise solely of independent NEDs. The Company considers him to be independent.

	6	Re-elect Sir Francis Mackay as Director		For	For		Mgmt
	7	Ratify Deloitte and Touche LLP as Auditors		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Authorise EU Political Donations up to GBP 125,000		For	For		Mgmt
10

Amend the Compass Group UK Savings-Related Share Option Scheme, the Compass Group PLC Internation Sharesave Scheme, the Compass Group Share Option Plan, the Compass Group Management Share Option Plan and the Compass Group Long-Term Incentive Plan

				For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10.8 Million		For	For		Mgmt
	12	Authorise 216,887,191 Shares for Market Repurchase		For	For		Mgmt

02/17/04 - A	CONTACT ENERGY		Q2818G104			None		889
	1	Authorize Board to Fix Remuneration of the Auditors		For	For		Mgmt
	2	Elect John Milne as Director		For	For		Mgmt
	3	Elect Bob Edgell as Director		For	For		Mgmt
	4	Elect Patrick Strange as Director		For	For		Mgmt
	5	Elect Tom McDaniel as Director		For	For		Mgmt
	6	Approve Remuneration of Directors in the Amount of NZ$770,000		For	For		Mgmt
	7	Approve Financial Assistance in Connection with Directors’ Restricted Share Scheme		For	For		Mgmt
	8	Approve Abolition of Retirement Allowances		For	For		Mgmt
	9	Approve Provision of Financial Assistance to Directors		For	For		Mgmt
	10	Amend Constitution		For	For		Mgmt

102

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Continental Ag		D16212140			None		189
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.52 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Elect Manfred Bodin, Diethart Breipohl, Michael Frenzel, Hubertus von Gruenberg, Hans-Olaf Henkel, Jan Oosterveld, Fred Steingraber, Juergen Stockmar, Bernd Voss, Ulrich Weiss to the Supervisory Board		For	For		Mgmt
	8	Approve Stock Option Plan for Key Employees		For	For		Mgmt

04/23/04 - A	Corio N.V. (formerly VIB)		N93331168			None		110
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	4	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	5	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	6	Approve Dividend		For	For		Mgmt
	7	Approve Discharge of Management Board		For	For		Mgmt
	8	Approve Discharge of Supervisory Board		For	For		Mgmt
	9	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	10	Approve Remuneration of Supervisory Board		For	For		Mgmt
Elect One of Two Candidates
	11.1A	Reelect J. Bax to Supervisory Board		For	For		Mgmt
	11.1B	Reelect H. Porte to Supervisory Board		Against	Against		Mgmt
Elect One of Two Candidates
	11.2A	Elect R. van der Meer to Supervisory Board		For	For		Mgmt
	11.2B	Elect H. Hanekamp to Supervisory Board		Against	Against		Mgmt
Elect One of Two Candidates
	12A	Elect J. de Kreij to Management Board		For	For		Mgmt
	12B	Elect J. Visser to Management Board		Against	Against		Mgmt
	13	Other Business		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

103

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/06/04 - A	Corporacion Mapfre SA		E3449V117			None		138
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports; Allocate Income		For	For		Mgmt
	2	Approve Dividends		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Elect Management Board; Nominate and Ratify Appointment of Director		For	For		Mgmt
	5	Amend Article 23 Re: Introduction of Audit Committee Regulations		For	For		Mgmt
	6	Approve General Meeting Guidelines		For	For		Mgmt
	7	Approve Board Guidelines; Approve Annual Corporate Governance Report; Approve Audit Committee Report		For	For		Mgmt
	8	Approve Reappointment of Ernst & Young SA y Cia. as Auditors		For	For		Mgmt
	9	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	10	Approve Minutes of Meeting		For	For		Mgmt

05/19/04 - A/S	CREDIT AGRICOLE SA		F22797108			None		1,432
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.825 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Elect Alain Dieval as Director in Replacement of Pierre Bastide		For	Against		Mgmt

Because the company failed to provide the annual report for fiscal 2003 in a timely manner, we are unable to provide details on the composition of board or committees, individual share ownership, and board attendance under this item. We are also unable to categorize the directors and determine whether any insiders serve on board committees. In this market, we oppose the election of insiders to the audit and remuneration committees. ISS strongly believes that publicly listed companies should make the annual report available at least 21 days prior to the meeting, preferably via the Internet in addition to traditional channels. We recommend that shareholders contact the company’s investor relations department directly and express their desire to access the annual report in a timely manner. The company maintains a classified board, where only a minority of the directors are elected at each time. Classifying the board makes it more difficult to remove all members of an ineffective board. ISS prefers that all directors stand for reelection each year, as the ability to elect directors is recognized by ISS as the single most important exercise of shareholder rights. In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election of the candidates proposed at this meeting.

104

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Elect Daniel Lebegue as Director in Replacement of Jean Peyrelevade		For	Against		Mgmt
	7	Elect Michel Michaut as Director in Replacement of Jean-Marie Sander		For	Against		Mgmt
	8	Reelect Pierre Bru as Director		For	Against		Mgmt
	9	Reelect Yves Couturier as Director		For	Against		Mgmt
	10	Reelect Pierre Kerfriden as Director		For	Against		Mgmt
	11	Reelect Jean Le Brun as Director		For	Against		Mgmt
	12	Confirm End of Term of Cabinet Alain Laine as Auditors and Cabinet Mazars & Guerard as Deputy Auditor and Appoint New Auditors		For	For		Mgmt
	13	Authorize Issuance of Bonds/Debentures Up to Aggregate Amount of EUR 20 Billion		For	For		Mgmt
	14	Approve Remuneration of Directors in the Aggregate Amount of EUR 670,000		For	For		Mgmt
	15	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	16	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt
	17	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Bilion		For	For		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. The potential increase of 22.6 percent of issued capital without preemptive rights is in line with the limit we recommend for general requests to issue capital without preemptive rights.

	18	Authorize Capitalization of Reserves of Up to EUR 3 Billion for Bonus Issue or Increase in Par Value		For	For		Mgmt
	19	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

105

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Credit Saison Co. Ltd.		J7007M109			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 18, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

04/30/04 - A	Credit Suisse Group (Formerly Cs Holding)		H3698D419			None		5,284
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3.1	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3.2	Approve CHF 597.5 Million Reduction in Share Capital via Reduction in Par Value and Repayment to Shareholders		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.2	Reelect KPMG Klynveld Peat Marwick Goerdeler SA as Auditors		For	For		Mgmt
	4.3	Reelect BDO Sofirom as Special Auditors		For	For		Mgmt
	5.1	Amend Articles Re: Submission of Shareholder Proposals		For	For		Mgmt
	5.2	Amend Articles Re: Delete Provisions Concerning Contributions In Kind		For	For		Mgmt

106

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Crh Plc		G25508105			None		200
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
This is a routine item.
	2	Approve Dividends		For	For		Mgmt
This is a routine proposal.
	3a	Elect D.M. Kennedy as Director		For	For		Mgmt

ISS prefers that boards contain a majority of non-executives who are considered to be independent. In addition, we prefer that key committee membership is limited to independent non-executives only. Despite these shortcomings, director elections are standard proposals at annual meetings and these concerns would not be enough to lead us to oppose these candidates.

	3b	Elect P.J. Molloy as Director		For	For		Mgmt
	3c	Elect W.I. O’Mahony as Director		For	For		Mgmt
	3d	Elect D.W. Doyle as Director		For	For		Mgmt
	3e	Elect J.M. de Jong as Director		For	For		Mgmt
	3f	Elect M. Lee as Director		For	For		Mgmt
	3g	Elect T.V. Neill as Director		For	For		Mgmt
	4	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt

We prefer that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders’ interest by avoiding potential conflicts that might interfere with the auditor’s independent judgment. In the future, we will continue to monitor the company’s payment for audit fees relative to its non-audit fees. This is a routine item.

	5	Approve Issuance of Equity Securities without Preemptive Rights		For	For		Mgmt

The amount of potential dilution that existing shareholders would have to accept is only 5.3 percent, and the number of shares available for rights issues in which the preemptive rights of certain shareholders are waived is sufficiently limited to protect shareholders from excessive cash calls.

Special Business
	6	Approve Stock Dividend Program		For	For		Mgmt

107

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Amend Articles Re: Company Inquiries Into Beneficial Ownership of Shares		For	For		Mgmt
Since the company’s limit is set slightly above the legal disclosure threshold of 3 percent, ISS would classify this amendment as slightly positive. Therefore, we support this resolution.
	8	Amend Articles Re: Discharge of D&O Liability Insurance		For	For		Mgmt
Since this amendment will facilitate compliance with Irish company law, and is in line with ISS’s guidelines, a vote in favor is recommended.
	9	Amend Articles Re: Repurchase of Shares		For	For		Mgmt
In light of this, it is recommended that shareholders support this resolution.
	10	Authorize Share Repurchase Program of 10% of Outstanding Ordinary Share Capital		For	For		Mgmt

Some shareholders object to share buybacks and prefer to see extra cash invested in new businesses or paid out as dividends. When used judiciously, we believe that repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	11	Authorize Re-issuance of Repurchased Shares		For	For		Mgmt

06/25/04 - A	CSK Corp.		J08442105			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 6, Final JY 9, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	Against		Mgmt
	6	Approve Retirement Bonuses for Directors		For	Against		Mgmt

06/29/04 - A	Dai Nippon Printing Co. Ltd.		J10584100			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 9.5, Final JY 11.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Director		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

108

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Daiichi Pharmaceutical Co. Ltd.		J09786112			03/31/04		400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 15, Final JY 15, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

04/07/04 - A	Daimlerchrysler Ag		D1668R123			04/02/04		1,778
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.50 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	Against		Mgmt

ISS policy dictates that poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may constitute grounds for voting against discharge. In the case of DaimlerChrysler, the actions of the management board appear to have contributed to the decline in profits for 2003 while harming the image of the company, thus damaging shareholder value. Therefore, we recommend a vote against the discharge of the management board.

	4	Approve Discharge of Supervisory Board		For	Against		Mgmt

ISS policy dictates that poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may constitute grounds for voting against discharge. In the case of DaimlerChrysler, the actions of the management board appear to have contributed to the decline in profit for 2003 while harming the image of the company, thus damaging shareholder value. Because the supervisory board oversaw the actions of the management board and made the decision to reappoint Schrempp to the management board, we recommend a vote against the discharge of the supervisory board.

109

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital; Authorize Board to Issue Repurchased Shares as New Shares without Preemptive Rights		For	For		Mgmt

Analysis We do not support counterproposals that are not properly grounded or substantiated. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. Share repurchases/reissuances are strictly regulated by German law, and the proposal by DaimlerChrysler complies with our guidelines. Therefore, we recommend a vote in favor of the management resolution

	7	Elect Robert Lanigan, Hilmar Kopper, Earl Graves, Victor Halberstadt, Peter Magowan, William Owens, Manfred Schneider, Bernhard Walter, Lynton Wilson, and Mark Woessner to the Supervisory Board		For	For		Mgmt

Analysis Beckmann-Vagedes argues that individuals that are over 70 years of age should not serve on the supervisory board. ISS does not believe that age should be the sole determining factor when appointing an individual to the board. Candidates should be evaluated on the basis of their professional qualifications. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors. In these cases, no details have been provided regarding the qualifications of Struck-Garbe, Albrecht, and Berger. Although ISS recommends that shareholders oppose the discharge of the supervisory board under Item 4 for fiscal year 2003, we do not feel that there is sufficient justification for not reelecting the board at this meeting. Therefore, we recommend a vote in favor of Item 7.

110

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Dainippon Ink & Chemical Inc.		J10500114			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 4, Special JY 0		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt

06/29/04 - A	Daito Trust Construction Co. Ltd.		J11151107			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 30, Final JY 33, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
3

Amend Articles to: Amend Articles to: Decrease Authorized Capital to Reflect Share Repurchase - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability

				For	Against		Mgmt
	4	Elect Director		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
	7	Approve Executive Stock Option Plan		For	Against		Mgmt
	8	Approve Amendment to Stock Option Plan Approved at 2001 AGM		For	For		Mgmt

06/29/04 - A	Daiwa House Industry Co. Ltd.		J11508124			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 15, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

111

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Daiwa Securities Group Co. Ltd.		J11718111			03/31/04		3,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Adopt U.S.-Style Board Structure - Reduce Maximum Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Director and Statutory Auditors, and Special Payments to Continuing Directors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	5	Approve Executive Stock Option Plan		For	For		Mgmt

03/23/04 - A	Danske Bank AS (Formerly Den Danske Bank)		K22272114			None		979
	1	Approve Financial Statements and Discharge Directors; Approve Allocation of Income and Dividends of DKK 6.55 Per Share		For	For		Mgmt
	2	Reelect Joergen Moeller, Niels Holm, Peter Hoejland, and Majken Schultz as Directors		For	For		Mgmt
	3	Reelect Grant Thornton and KPMG as Auditors		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Approve DKK 394.1 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	6	Amend Articles Re: Quorum and Voting Majority Requirements		For	Against		Mgmt
	7	Other Business (Non-Voting)		None	None		Mgmt

112

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A/S	Dassault Systemes Sa		F2457H100			None		58
Ordinary Business
	1	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt

This is a routine request in France. We recommend voting to discharge directors unless we know that a shareholder has questioned company performance or disclosure and plans to undertake legal action. We are aware of no such concerns here, and as such we see no reason to oppose this resolution.

	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
Unless there is some specific concern with regard to the company or its auditors, we recommend a vote in favor of this request.
	4	Approve Allocation of Income and Dividends of EUR 0.51 per Share		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Approve Remuneration of Directors in the Aggregate Amount of EUR 140,000		For	For		Mgmt

We determine fees that are excessive by comparing fees paid in other companies in the same country and industry. Our focus, if possible, is on fees paid to non-executive directors or on fees paid to all directors, separate from the salaries of the executive directors. As we have no evidence of excessiveness on the part of the board, we recommend a vote in favor of the resolution.

	7	Ratify Ernst & Young Audit		For	For		Mgmt
Despite the lack of information, these are routine items.
	8	Ratify Francois Carrega as Alternate Auditor		For	For		Mgmt
	9	Authorize Issuance of Bonds/Debentures in the Aggregate Value of EUR 1 Billion		For	For		Mgmt
Special Business
	10	Amend Articles of Association to Reflect 2003 Legal Changes Re: Access to Information, Related-Party Transactions, and Auditors		For	Against		Mgmt

Because the proposed amendment fails to address the underlying problem represented by the shareholding disclosure requirement, and because ISS does not support the new definition of related-party transactions, we recommend a vote against this bundled proposal.

113

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	11	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	12	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 25 Million		For	For		Mgmt

The potential increase of 22.05 percent of issued capital with preemptive rights over a period of 26 months is in line with the limit we recommend for general requests to issue capital with preemptive rights.

	13	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 25 Million		For	For		Mgmt

The potential increase of 22.05 percent of issued capital without preemptive rights over a 26-month period is in line with the limit we recommend for general requests to issue capital without preemptive rights.

	14	Authorize Capitalization of Reserves of Up to EUR 25 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	15	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

According to a company spokesperson, no company shares have been allocated in terms of the savings-related share purchase plan. Approval of this plan could thus increase employee participation to approximately 8.82 percent. The potential dilution falls within ISS guidelines for savings-related share purchase plans.

	17	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 15 Million		For	Against		Mgmt

A potential capital increase of 13.23 percent of issued capital falls within the limit recommended by our guidelines for requests to issue capital without preemptive rights. However, because we believe that approval of this request would provide the company with excessive discretion as to determine the beneficiaries of this capital increase, and because we do not support issuances without preemptive rights at a discount to market value, we recommend that shareholders do not support this proposal.

	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

114

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	Davis Service Group		G26796105			None		351
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

Since the last AGM, the Company has appointed a new Company Secretary, David Batchelor. We have discussed issues of remuneration packages, group policies and Board refreshment for implementation in 2005 so as to ensure the continued alignment of both corporate and individual performance. In future, we would encourage the Company to provide better disclosure in its remuneration report, including the maximum individual limit on the value of award made under its Executive Share Option Scheme.

	3	Approve Final Dividend of 10.6 Pence Per Share		For	For		Mgmt
	4	Re-elect Neil Benson as Director		For	For		Mgmt

Neil Benson has served on the Board for 23 years and is a member of the Audit and Remuneration Committees. We are not recommending a vote against Neil Benson’s re-election at the AGM as we do not consider that it would be appropriate at the current time. We note that the Company has committed to appointing two new NEDs and Board refreshment during the course of 2004.

	5	Re-elect Roger Dye as Director		For	For		Mgmt
	6	Reappoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Approve Increase in Remuneration of Directors from GBP 50,000 to GBP 75,000		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 16,775,000		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,516,000		For	For		Mgmt
	10	Authorize 20,130,000 Ordinary Shares for Market Purchase		For	For		Mgmt

115

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	DBS Group Holdings Ltd. (Formerly Development Bank of Singapore)		Y20246107			None		2,000
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2a	Declare Final Dividend of SGD 0.16 Per Ordinary Share		For	For		Mgmt
	2b	Declare Final Dividend of SGD 0.16 Per Non-Voting Convertible Preference Share		For	For		Mgmt
	2c	Declare Final Dividend of SGD 0.16 Per Non-Voting Redeemable Convertible Preference Share		For	For		Mgmt
	3	Approve Directors’ Fees of SGD 647,851 for the Year Ended Dec. 31, 2003		For	For		Mgmt
	4	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Reelect S. Dhanabalan as Director		For	For		Mgmt
	5b	Reelect Bernard Chen Tien Lap as Director		For	For		Mgmt
	5c	Reelect Fock Siew Wah as Director		For	For		Mgmt
	5d	Reelect Kwa Chong Seng as Director		For	For		Mgmt
	5e	Reelect Narayana Murthy as Director		For	For		Mgmt
	5f	Reelect Frank Wong Kwong Shing as Director		For	For		Mgmt
	5g	Reappoint Thean Lip Ping as Director		For	For		Mgmt
	6a	Approve Issuance of Shares and Grant of Options Pursuant to the Share Option Plan		For	Against		Mgmt

In this case, the maximum combined size of the company’s share plans is 15 percent of issued capital, which exceeds our guidelines. Although we support the grant of shares and options as a way of encouraging eligible participants to focus on ways to improve a company’s share price, we believe that these plans, collectively, represent an excessive degree of dilution to ordinary shareholders.

116

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6b	Approve Issuance of Shares and Grant of Options Pursuant to the Performance Share Plan		For	Against		Mgmt
	6c	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

04/30/04 - S	DBS Group Holdings Ltd. (Formerly Development Bank of Singapore)		Y20246107			None		2,000
	1	Amend Articles of Association		For	For		Mgmt
	2	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt

04/30/04 - S	Delhaize Group (formerly Delhaize Le Lion)		B33432129			None		110
Special Meeting Agenda
	1	Elect William Roper as Director		For	For		Mgmt
	2	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	3	Authorize Board to Implement Approved Resolutions		For	For		Mgmt

05/27/04 - S	Delhaize Group (formerly Delhaize Le Lion)		B33432129			None		220
Special Meeting Agenda
	1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	2	Authorize Board to Implement Approved Resolutions		For	For		Mgmt

06/29/04 - A	Denki Kagaku Kogyo Co. Ltd.		J12936134			03/31/04		1,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

117

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Denso Corp.		J12075107			03/31/04		800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 11, Final JY 13, Special JY 0		For	For		Mgmt
Accroding to the company, the payout ratio for the year is approximately 25 percent.
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan (just over one percent of issued capital, at a maximum of JY 25 billion) are within our guidelines, and this is a routine request.
	3	Amend Articles to: Expand Business Lines - Reduce Board Size - Reduce Directors Term in Office - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

Because we would be unlikely to oppose a share buyback proposal per se, and because shareholders will benefit from reducing the size of the board and subjecting directors to annual election, we have no compelling reason to oppose this amendment to the company’s articles.

	4	Elect Directors		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of less than one percent, and option grants made only to employees, senior executives, and directors of the company and directors of its subsidiaries. We have no reason to oppose this resolution.

	6	Amend Stock Option Plans Approved at Last Four AGMs		For	For		Mgmt

The company’s option plans allow recipients to exercise their options within six months after their retirement from the company. The proposed amendments would clarify that recipients who retire from their post as directors and immediately become senior executives, or vice versa, are not counted as retiring from the company. We have to reason to oppose this resolution.

	7	Approve Retirement Bonuses for Directors		For	For		Mgmt

The 19 retiring directors are all life-long employees of Denso, who held executive positions in the past. Accordingly, we do not oppose this item. The directors are stepping down from the board in connection with the company’s adoption of a “managing officer” system and the reduction in the size of its board of directors.

118

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A	Deutsche Bank		D18190898			05/27/04		2,530
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.50 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	8	Approve Creation of EUR 150 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	9	Approve Creation of EUR 48 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
10

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 6 Billion with Preemptive Rights; Approve Creation of EUR 150 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

119

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	Deutsche Boerse AG		D1882G119			05/12/04		151
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.55 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Elect Peter Levene and Alessandro Profuma to the Supervisory Board		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Affiliation Agreements with Subsidiaries (Deutsche Boerse IT Holding GmbH)		For	For		Mgmt
	8	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt

05/06/04 - A	DEUTSCHE POST AG		D19225107			None		845
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.44 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
7

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 1 Billion with Preemptive Rights; Approve Creation of EUR 56 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	8	Amend Articles Re: Board Renumeration due to Changes in German Disclosure Regulations		For	For		Mgmt

05/18/04 - A	Deutsche Telekom		D2035M136			05/11/04		4,126
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PwC Deutsche Revision AG and Ernst & Young AG as Auditors		For	For		Mgmt

120

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Amend 2001 Stock Option Plan		For	For		Mgmt
	8	Approve Creation of EUR 2.5 Billion Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt
Since the issuance request would result in potential excessive dilution of 23.8 percent, we recommend a vote against the resolution.
	9	Approve Affiliation Agreements with Subsidiary (T-Punkt Vertriebsgesellschaft mbH)		For	For		Mgmt
	10	Approve Affiliation Agreements with Subsidiary (Traviata Telekommunikationsdienste GmbH)		For	For		Mgmt
	11	Approve Affiliation Agreements with Subsidiary (Norma Telekommunikationsdienste GmbH)		For	For		Mgmt
	12	Approve Affiliation Agreements with Subsidiary (Carmen Telekommunikationsdienste GmbH)		For	For		Mgmt
	13	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members and Amendment to the Articles		For	For		Mgmt
	14	Amend Articles Re: Location of Shareholder Meetings		For	For		Mgmt

05/12/04 - S	Dexia		B3357R218			None		2,724
Special Meeting Agenda
	1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	2	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	3	Approve Cancellation of Company’s Repurchased Shares		For	For		Mgmt
	4	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	5	Approve Issuance of Warrants Pursuant to 2004 Employee Shareholding Plan		For	For		Mgmt
	6	Authorize Board to Implement Approved Resolutions		For	For		Mgmt

121

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	DNB NOR ASA(frmly DNB Holding ASA (Formerly Den Norske Bank AS))		R1812S105			None		1,815
	1	Amend Articles Re: Decrease Number of Election Committees from Two to One; Editorial Changes		For	For		Mgmt
	2	Reelect Wenche Agerup, Rannveig Arentz, Nils Bastiansen, Herbjoern Hansson, Jan Hopland, Finn Jebsen, Odd Lunde, Harald Norvik, Marit Toensberg, and Tor Oewre as Directors		For	For		Mgmt
	3	Elect Svein Brustad as New Deputy Member of Control Committee		For	For		Mgmt
	4	Elect Elisabeth Berge, Trond Mohn, Jan Solberg, and Joergen Toemmeraas as New Members of Election Committee		For	For		Mgmt
	5	Approve Financial Statements, Allocation of Income and Dividends of NOK 2.20 Per Share		For	For		Mgmt
	6	Approve Remuneration of Auditors in the Amount of NOK 590,000 for 2003		For	For		Mgmt
	7	Approve Remuneration of Directors, Members of Corporate Assembly, and Members of the Election Committees		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Shareholder Proposals
	9	Shareholder Proposal: Unspecified Proposal Received from Kaare Byrkjeland		None	Against		ShrHoldr

We do not support shareholder proposals that are not properly grounded or substantiated. The shareholder has provided few details of the rationale behind the request. ISS encourages DnB NOR to disclose relevant information and maintain an open dialogue with the shareholders. Because of the limited information provided regarding this item, we must recommend a vote against the proposal.

03/31/04 - A	Dsm Nv		N65297199			03/24/04		119
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3.1	Approve Financial Statements		For	For		Mgmt
	3.2	Approve Discharge of Management Board		For	For		Mgmt
	3.3	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Reelect C. Herkstroeter, H. Bodt, E. Sosa; Elect E. Kist as New Member to Supervisory Board		For	For		Mgmt

122

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5.1	Grant Board Authority to Issue Ordinary Shares Up to 20 Percent of Issued Capital, and to Issue All Unissued but Authorized Preference Shares		For	For		Mgmt
	5.2	Grant Board Authority to Restrict/Exclude Preemptive Rights from Issuance of Ordinary Shares Up to 20 Percent of Issued Share Capital (Item 5.1)		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	7	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
8

Amend Articles: Transfer Authority to Appoint Management Board from Supervisory Board to General Meeting; Changes to Company’s Corporate Governance Structure to Reflect Recommendations by Dutch Corporate Governance Code as Well as Pending Legislation

				For	For		Mgmt
	9	Other Business (Non-Voting)		None	None		Mgmt
	10	Close Meeting		None	None		Mgmt

04/22/04 - A	DSV		K3013J139			03/24/03		24
	1	Receive Report of Board		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Amend Articles Re: Delete Requirement to Elect Deputy Directors		For	For		Mgmt
	5	Reelect Palle Flackeberg and Per Skov as Directors		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt

123

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	E.ON AG (formerly Veba Ag)		D24909109			None		1,013
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 2.00 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Amend Articles Re: Allow for the Issuance of Dividends in Kind		For	For		Mgmt
	6	Approve Affiliation Agreements with Subsidiaries (E.ON Nordic Holding GmbH)		For	For		Mgmt
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	8	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt

05/06/04 - A	EADS, European Aeronautic Defence & Space N.V.		F17114103			None		665
	1.1	Approve Company’s Corporate Governance Report		For	For		Mgmt
	1.2	Approve Company’s Reserves and Dividend Policy		For	For		Mgmt
	1.3	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.40 Per Share		For	For		Mgmt
	4	Approve Discharge of Board of Directors		For	For		Mgmt
	5	Ratify Ernst & Young Accountants and KPMG Accountants N.V. as Auditors		For	For		Mgmt
	6	Elect R. Grube to Board of Directors		For	For		Mgmt
	7	Elect F. David to Board of Directors		For	For		Mgmt
	8	Approve Reduction in Share Capital via Cancellation of 5.7 Million Repurchased Shares		For	For		Mgmt
	9	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

124

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	East Japan Railway Co		J1257M109			03/31/04		5
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3000, Final JY 3000, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Special Payments to Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

As we believe the payment of lump-sum bonuses to non-executives at the discretion of their executive colleagues is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	6	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt

03/31/04 - A	Edp-Electricidade De Portugal		X67925119			None		3,726
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Authorize Repurchase of Shares		For	For		Mgmt
	6	Authorize Bond Repurchase; Reissuance of Repurchased Bonds		For	For		Mgmt
	7	Amend Articles Re: Meeting Notice Period		For	For		Mgmt

06/24/04 - A	Eisai Co. Ltd.		J12852117			03/31/04		300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 18, Final JY 18, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Adopt U.S.-Style Board Structure - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ Legal Liability		For	For		Mgmt
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director		For

125

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because Mr. Minami (candidate 8) is a former senior executive of Eisai’s external audit firm, potentially compromising the independence of this nominee, we recommend that shareholders oppose the election of this nominee.

	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		Against
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	4	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	5	Approve Executive Stock Option Plan		For	Against		Mgmt
Because this plan is not designed to align the long-term interests of directors and executives with those of independent shareholders, we recommend that shareholders oppose this resolution.

05/13/04 - S	Electrabel		B3458H101			None		88
Special Meeting Agenda
	1	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
Since the authorization could be used to thwart a hostile takeover, we recommend a vote against the item.
	2	Amend Articles of Association Re: Board Meeting Minutes		For	For		Mgmt

04/21/04 - A	Electrolux AB		W24713120			04/08/04		705
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

126

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8	Receive Board, Committee, and Auditor’s Reports		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Discharge of Board and President		For	For		Mgmt
	11	Approve Allocation of Income and Dividends of SEK 6.50 Per Share		For	For		Mgmt
	12	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 3.8 Million; Approve Remuneration of Auditors		For	For		Mgmt
	14	Reelect Peggy Bruzelius, Thomas Halvorsen, Louis Hughes, Hans Straaberg, Michael Treschow, Karel Vuursteen, and Barbara Thoralfsson as Directors; Elect Aina Nilsson as New Director		For	For		Mgmt
	15	Approve Redemption Offer to Shareholders		For	For		Mgmt
	16.1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	16.2	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	17.1	Approve Restricted Stock Plan for Key Employees		For	For		Mgmt
	17.2	Approve Reissuance of 1.5 Million Repurchased Class B Shares for Restricted Stock Plan (Item 17.1)		For	For		Mgmt
	17.3	Approve Reissuance of 1.3 Million Repurchased Shares to Cover Expenses Connected to 1999-2003 Stock Option Plans		For	For		Mgmt
Shareholder Proposals
	18.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Electrolux because the general meeting would appoint the members of the committee. On this basis, we recommend a vote in favor of the proposal.

127

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Ordinary Business
	18.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	19	Close Meeting		None	None		Mgmt

06/16/04 - S	Electrolux AB		W24713120			06/04/04		1
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6.1	Approve SEK 76.7 Million Reduction in Share Capital via Cancellation of 15.3 Million Class A and/or B Shares		For	For		Mgmt
	6.2	Approve Issuance of 15.3 Million New Class C-shares in Connection with Share Cancellation		For	For		Mgmt
	6.3	Approve SEK 76.3 Million Reduction in Share Capital via Cancellation of 15.3 Million Class C-shares		For	For		Mgmt
	7	Close Meeting		None	None		Mgmt

03/31/04 - A	Elisa Corporation (frm.HPY Holding)		X1949T102			03/19/04		135
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Receive Auditor’s Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	1.7	Fix Number of Directors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Appoint KPMG Wideri Oy Ab as Auditors		For	For		Mgmt
	2	Amend Articles to Reflect Unification of Capital Structure		For	For		Mgmt

128

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Creation of EUR 13.8 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt

05/21/04 - A/S	ENEL SpA		T3679P115			05/14/04		3,957
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations and New Regulations Re: Italian State’s ‘Special Powers’		For	Against		Mgmt
	2	Approve Increase in Share Capital in the Order of EUR 38.53 Million Pursuant to Share Option Scheme in Favor of Managers		For	For		Mgmt
Ordinary Business
	3a	Appoint Internal Statutory Auditors - Majority Shareholder Slate (Ministry of Economy and Finance)		None	Against		Mgmt

Given the supervisory role internal statutory auditors have over management in Italian companies, ISS would recommend support of the list presented by minority shareholders, or Item 3b, considering that majority shareholders influence the composition of the board of directors in Italian companies. Thus, we recommend a vote in favor of Item 3b, whose ultimate effect would be to guarantee the presence of independent members on the Internal Statutory Auditors’ board. Since shareholders are only able to vote one list, ISS is forced to recommend only one list. By recommending a vote against Item 3a and in favor of Item 3b, ISS indicates its preference for the minority slate.

	3b	Appoint Internal Statutory Auditors - Minority Shareholder Slate (Institutional Investors)		None	For		Mgmt
	4	Approve Remuneration of Primary Internal Statutory Auditors		For	For		Mgmt

129

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A/S	Eni Spa		T3643A145			05/20/04		4,939
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt
	4	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	5	Amend Article 2 of the Set of Rules Governing General Meetings of Eni Spa		For	For		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

In this specific case, some of the proposed amendments are non-contentious, and ISS would support such changes since they would not jeopardize shareholder value or rights. Others (Articles 11 and 23) cannot be supported by ISS since they would limit rights already owned by shareholders and introduce negative corporate governance practices. Thus, we recommend a vote against the entire resolution. Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

	2	Amend Articles 17, 19, and 28 of the Company’s Bylaws		For	For		Mgmt

05/28/04 - A/S	Eni Spa		T3643A145			None		4,939
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt
	4	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	5	Amend Article 2 of the Set of Rules Governing General Meetings of Eni Spa		For	For		Mgmt

130

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Approve Remuneration of Directors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt
	2	Amend Articles 17, 19, and 28 of the Company’s Bylaws		For	For		Mgmt

03/31/04 - A	Eniro AB		W2547B106			03/19/04		264
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Allocation of Income and Dividends of SEK 1.80 Per Share		For	For		Mgmt
	9.3	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members and Deputy Members of Board		For	For		Mgmt
	11	Elect Directors		For	For		Mgmt
	12	Approve Remuneration of Directors		For	For		Mgmt
	13	Ratify Auditors		For	For		Mgmt
	14	Approve Remuneration of Auditors		For	For		Mgmt
	15	Approve Use of SEK 470.2 Million of Unrestricted Shareholders’ Equity Reserve for Repayment to Shareholders and Repurchase of Share Capital (Items 16 and 17)		For	For		Mgmt
	16	Approve Transfer of Reserves in the Amount of SEK 790.5 Million for Repayment to Shareholders in Connection with Repurchase of Shares; Approve SEK 9.3 Million Reduction in Share Capital		For	For		Mgmt
	17	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Shareholder Proposals
	18.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

131

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Eniro. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	18.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) the committee would be chaired by the acting CEO of Eniro and non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	19	Other Business (Non-Voting)		None	None		Mgmt
	20	Close Meeting		None	None		Mgmt

03/30/04 - S	Enterprise Inns PLC		G3070Z146			None		502
1

Approve Acquisition of Outstanding Equity in The Unique Pub Company Limited; Procurement by the Company of Funding to Enable Unique Pub Holding Company Limited (UPH), a Subsidiary of Unique, to Redeem all Outstanding Deep Discount Bonds in UPH’s Capital

				For	For		Mgmt

04/06/04 - A	Ericsson (Telefonaktiebolaget L M Ericsson)		W26049119			03/26/04		20,215
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Receive Financial Statements, Statutory Reports, and Board Report; Allow Questions		None	None		Mgmt
	7.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	7.2	Approve Discharge of Board and President		For	For		Mgmt
	7.3	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	8	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt

132

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Remuneration of Directors in the Aggregate Amount of SEK 8 Million		For	For		Mgmt
	10	Reelect Peter Bonfield, Sverker Martin-Loef, Arne Maartensson, Eckhard Pfeiffer, Lena Torell, Carl-Henric Svanberg, Michael Treschow, and Marcus Wallenberg; Elect Nancy McKinstry as New Director		For	For		Mgmt
	11	Approve Remuneration of Auditors		For	For		Mgmt
	12	Ratify Peter Clemendtson (Oehrlings PricewaterhouseCoopers) as Auditor and Robert Bernden (Oehrlings PricewaterhouseCoopers) as Deputy Auditor		For	For		Mgmt
	13	Elect Bengt Belfrage, Christer Elmehagen, Anders Nyren, Bjoern Svedberg, and Michael Treschow as Members of Nominating Committee		For	For		Mgmt
	14.1	Reserve 23.5 Million Shares for New Long-Term Incentive Plan (Stock Purchase Plan) for Key Employees		For	For		Mgmt
	14.2	Authorize Board to Examine Reasonableness of Performance Criteria Attached to Incentive Plan (Item 14.1)		For	For		Mgmt
	14.3	Amend 2003 Employee Stock Purchase Plan Re: Threshold for Employee’s Maximum Contribution to Plan		For	For		Mgmt
	14.4	Authorize Reissuance of 24.6 Million Repurchased Class B Shares in Connection with 2003 and 2004 Employee Stock Purchase Plans		For	For		Mgmt
	14.5	Authorize Reissuance of 55.8 Million Repurchased Class B Shares in Connection with 2001 and 2003 Employee Compansation Plans		For	For		Mgmt
Shareholder Proposals
	15	Shareholder Proposal: Provide All Shares with Equal Voting Rights		Against	For		ShrHoldr
Since ISS supports the one share, one vote principle, we recommend a vote in favor of the shareholder’s proposal to provide all shares with equal voting rights.
Ordinary Business
	16	Close Meeting		None	None		Mgmt

133

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A	Erste Bank Der Oester Spark		A19494102			None		40
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3.a	Approve Discharge of Management Board		For	For		Mgmt
	3.b	Approve Discharge of Supervisory Board		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Elect Supervisory Board Members		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt
	7	Approve Spin-Off Agreement of FINAG-Holding AG		For	For		Mgmt
	8	Approve EUR 43.9 Million Capitalization of Reserves		For	For		Mgmt
	9	Approve 4:1 Stock Split		For	For		Mgmt
	10	Approve Creation of EUR 16.7 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt
	12	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	13	Amend Articles		For	For		Mgmt

05/05/04 - A	Essilor International		F31668100			None		152
Annual Meeting Agenda
	1	Approve Financial Statements, Statutory Reports, Consolidated Financial Statements, and Discharge Directors		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.84 per Share		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Reelect Xavier Fontanet as Director		For	For		Mgmt
	5	Elect Louis Lesperance as Director		For	For		Mgmt
	6	Elect Jean-Pierre Martin as Director		For	For		Mgmt
	7	Elect Yves Chevillotte as Director		For	For		Mgmt
	8	Approve Remuneration of Directors in the Aggregate Amount of EUR 165,000		For	For		Mgmt
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

134

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	Essilor International		F31668100			None		152
Annual Meeting Agenda
	1	Approve Financial Statements, Statutory Reports, Consolidated Financial Statements, and Discharge Directors		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.84 per Share		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Reelect Xavier Fontanet as Director		For	For		Mgmt
	5	Elect Louis Lesperance as Director		For	For		Mgmt
	6	Elect Jean-Pierre Martin as Director		For	For		Mgmt
	7	Elect Yves Chevillotte as Director		For	For		Mgmt
	8	Approve Remuneration of Directors in the Aggregate Amount of EUR 165,000		For	For		Mgmt
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	10	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/22/04 - A	Exel PLC		G3242Y100			None		1,139
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 16.8 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Dennis Millard as Director		For	For		Mgmt
	5	Elect John McDonough as Director		For	For		Mgmt
	6	Re-elect John Allan as Director		For	For		Mgmt
	7	Re-elect Mick Fountain as Director		For	For		Mgmt
	8	Re-elect Ian Smith as Director		For	For		Mgmt
	9	Re-appoint Ernst and Young LLP Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 23,831,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,141,000		For	For		Mgmt
	12	Authorise 29,820,000 Ordinary Shares for Market Purchase		For	For		Mgmt

03/30/04 - A	Fabege AB (formerly Drott AB)		W2406P113			03/19/04		168
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

135

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	8	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9	Approve Allocation of Income and Distribution of Shares in Bostadsaktiebolaget Drott (One Share for Every Four Shares Currently Held in Drott AB)		For	For		Mgmt
	10	Approve Discharge of Board and President		For	For		Mgmt
	11	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
	12	Determine Number of Auditors and Deputy Auditors		For	For		Mgmt
	13	Approve Remuneration of Directors; Approve Remuneration of Auditors		For	For		Mgmt
	14	Reelect Urban Jansson, Anders Boos, Lars Soederblom, and Jonas Wahlstroem as Directors; Elect Sven Hagstroemer, Mats Paulsson, Anne-Marie Pouteaux, and Lennart Sten as New Directors		For	For		Mgmt
	15	Ratify Auditors		For	For		Mgmt
	16	Amend Articles Re: Change Company Name to Fabege AB; Set Range for Minimum (SEK 120 Million) and Maximum (SEK 480 Million) Issued Share Capital		For	For		Mgmt
	17	Approve SEK 900,000 Reduction in Share Capital via Cancellation of Class B Shares		For	For		Mgmt
	18	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	19	Approve Issuance of Bonds with Warrants Attached to Key Employees; Approve Creation of SEK 1.1 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	20	Approve SEK 44.5 Million Reduction in Share Capital via Repayment to Shareholders		For	For		Mgmt
	21	Approve Creation of SEK 45.4 Million Pool of Conditional Capital for Issuance of Class C Shares to Handelsbanken to Facilitate Reduction in Share Capital		For	For		Mgmt

136

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	22	Approve SEK 45.4 Million Reduction in Share Capital via Cancellation of Class C Shares and Repayment to Shareholder		For	For		Mgmt
	23	Authorize Chairman of Meeting to Make Editorial Changes to Adopted Resolutions in Connection with Registration with Swedish Authorities		For	For		Mgmt
Shareholder Proposals
	24.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Drott. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	24.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	25	Other Business (Non-Voting)		None	None		Mgmt
	26	Close Meeting		None	None		Mgmt

05/26/04 - A	FamilyMart Co. Ltd.		J13398102			02/29/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 19, Final JY 19, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

137

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Fanuc Ltd.		J13440102			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 11, Final JY 12, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

05/08/04 - A	Fiat Spa		T4210N122			05/03/04		1,173
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Director Indemnification/Liability Provisions		For	For		Mgmt
Special Business
3

Amend Articles To Reflect: New Italian Company Law Regulations; Reduction of Minimum Stake Requirements to Present Lists for the Election of Internal Statutory Auditors; Savings and Privilege Shares’ Special Reserves

				For	Against		Mgmt

05/11/04 - A	Fiat Spa		T4210N122			None		1,173
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Director Indemnification/Liability Provisions		For	For		Mgmt
Special Business
3

Amend Articles To Reflect: New Italian Company Law Regulations; Reduction of Minimum Stake Requirements to Present Lists for the Election of Internal Statutory Auditors; Savings and Privilege Shares’ Special Reserves

				For	Against		Mgmt

138

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A/S	Finmeccanica Spa		T4502J110			05/20/04		12,376
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
Special Business
	1	AmenAmend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed. This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law. Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

05/26/04 - A/S	Finmeccanica Spa		T4502J110			None		12,376
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
Special Business
	1	AmenAmend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

06/23/04 - A	Fomento de Construcciones y Contratas, S.A.		E52236143			None		76
	1	Approve Individual and Consolidated Financial Statements, Statury Reports, and Discharge Directors		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Amend Articles 12,19,23,24,33 and 34 Re: General Meeting, Representation, Access to Information, Accords, Board Powers		For	For		Mgmt

139

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve General Meeting Guidelines		For	For		Mgmt
	5	Elect Management Board		For	For		Mgmt
	6	Authorize Share Repurchase Program		For	For		Mgmt
	7	Reelect Deloitte & Touche Espana SL as Auditors		For	For		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	9	Approve Minutes of Meeting		For	For		Mgmt

05/04/04 - S	Fortis SA/NV (frmly Fortis B (Formerly Fortis AG))		B4399L102			None		1,759
Special Meeting Agenda
	1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	2	Amend Articles of Association Re: General Matters		For	For		Mgmt
These amendments are routine and noncontentious, having no material effects on share value and a negligible impact on shareholders’ rights.

05/26/04 - A/S	Fortis SA/NV (frmly Fortis B (Formerly Fortis AG))		B4399L102			None		5,277
Annual Meeting Agenda
	1	Open Meeting		For	For		Mgmt
	2.1	Accept Financial Statements		For	For		Mgmt
	2.2	Approve Dividends in the Amount of EUR 0.92 Per Share		For	For		Mgmt
	2.3	Approve Discharge of Directors and Auditors		For	For		Mgmt
	3	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	4	Elect Directors		For	For		Mgmt
Special Meeting Agenda
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to share buybacks, preferring to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. The size of the request and the price range are reasonable.

	6	Amend Articles Re: Composition and Powers of Main Corporate Bodies; Compliance with Dutch Corporate Governance Code; Other Amendments		For	For		Mgmt
	7	Close Meeting		For	For		Mgmt

140

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/25/04 - A	Fortum Oyj (Formerly Neste Oy)		X2978Z118			03/15/04		824
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Receive Auditor’s Report		None	None		Mgmt
	1.3	Receive Statement by Supervisory Board on Annual and Auditors’ Reports		None	None		Mgmt
	1.4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.5	Approve Allocation of Income and Dividends of EUR 0.42 Per Share		For	For		Mgmt
	1.6	Approve Discharge of Supervisory Board, Board of Directors, and President		For	For		Mgmt
	1.7	Approve Remuneration of Members of Supervisory Board and Auditors		For	For		Mgmt
	1.8	Fix Number of Members of Supervisory Board and Auditors		For	For		Mgmt
	1	Elect Supervisory Board Member		For	For		Mgmt
	1.10	Ratify PricewaterhouseCoopers as Auditors		For	For		Mgmt
Shareholder Proposals
	2	Shareholder Proposal: Abolish Supervisory Board		None	Against		ShrHoldr

ISS does not have a general preference for one board structure over the other, as long as the board is able to perform its duties properly. ISS does not have any evidence of wrongfulness of the board structure at Fortum. Since we do not support improperly grounded or substantiated shareholder proposals that seek to micromanage the company, we recommend a vote against the shareholder proposal.

	3	Shareholder Proposal: Establish a Nominating Committee		None	Against		ShrHoldr
Since the proposal submitted by the shareholder would allow non-directors as well as the CEO of the company to serve on the committee, we must recommend a vote against this item.

03/17/04 - S	Foster’s Group Ltd (Formerly Foster’s Brewing Group Ltd)		Q3944W187			None		4,521
	1	Authorize Further Share Repurchase Program		For	For		Mgmt
	2	Elect Maxwell G. Ould as Director		For	For		Mgmt

141

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/09/04 - A/S	France Telecom SA		F4113C103			None		2,306
Ordinary Business
	1	Approve Financial Statements and Discharge Directors for Fiscal Year Ended Dec. 2003		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports for Fiscal Year Ended Dec. 2003		For	For		Mgmt
	3	Approve Treatment of Losses and Dividends of EUR 0.25 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
6

Fix Issue Price of Previous Authority to Issue Equity or Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote at Feb. 25, 2003 EGM to Increase Capital by up to EUR 30 Billion

				For	For		Mgmt
	7	Amend Article 1, 2, and 7 to Reflect 2003 Legislative Changes, Postal Service and Telecommunication Code, and European Parliament Directives		For	For		Mgmt

ISS disapproves in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. However, the amendments proposed under this Item are to enable the future privatization of the company, and as such we recommend to vote for this request.

	8	Amend Articles to Reflect 2003 Legislative Changes; Remove French Government Obligation to Retain Majority Stake in Company and Amend Articles with Respect to Board Composition		For	For		Mgmt
	9	Amend Articles to Reflect Potential Change in Control with Respect to Powers of Chairman and Management		For	For		Mgmt

Although we disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders, in this specific case the amendments are introduced in preparation of the future privatization of France Telecom. As such, we recommend to vote for this request.

142

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Amend Articles of Association to Introduce Liquidation Provision		For	For		Mgmt
	11	Authorize Board to Issue Up to 30 Million Shares to Participants of Wanadoo Stock Option Plan in Connection with France Telecom Liquidity Agreement		For	For		Mgmt
	12	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	13	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/27/04 - A	Fresenius Medical Care Ag		D2734Z107			None		48
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.02 per Common Share and EUR 1.08 per Preference Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Elect Ulf Schneider to the Supervisory Board		For	For		Mgmt

05/27/04 - A	Fresenius Medical Care Ag		D2734Z131			None		21
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.02 per Common Share and EUR 1.08 per Preference Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Elect Ulf Schneider to the Supervisory Board		For	For		Mgmt

143

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	FRIENDS PROVIDENT PLC		G6083W109			None		3,499
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 4.9 Pence Per Ordinary Share		For	For		Mgmt
	3	Elect Ray King as Director		For	For		Mgmt
	4	Elect Philip Moore as Director		For	For		Mgmt
	5	Re-elect Lady Judge as Director		For	For		Mgmt

We do not consider Lady Judge to be independent because of her tenure being greater than nine years. The normal application of NAPF policy would lead to a vote recommendation against any director on the Remuneration Committee who is not independent. However, due to the Company’s commitment to address the level of independence on the Board and Lady Judge’s qualifications and contributions, we do not believe a vote recommendation against her re-election is warranted at this time. However, we will reassess our support for the directors next year in light of the Company’s progress towards better compliance with the Combined Code.

	6	Re-elect Lord MacGregor as Director		For	For		Mgmt
	7	Re-elect David Newbigging as Director		For	For		Mgmt
	8	Re-elect Keith Satchell as Director		For	For		Mgmt
	9	Re-elect Brian Sweetland as Director		For	For		Mgmt
	10	Approve Remuneration Report		For	For		Mgmt
	11	Re-appoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	12	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 57,430,303.70		For	For		Mgmt
	14	Approve the Use of Treasury Shares for the Exercise of Options or the Vesting of Other Share Awards Under the Company’s Share Schemes		For	For		Mgmt
	15	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,614,545.60		For	For		Mgmt
	16	Authorise 172,290,911 Ordinary Shares for Market Purchase		For	For		Mgmt
	17	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt

144

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/05/04 - S	Frontline Ltd. (Formerly London & Overseas Freighters) *FRO*		G3682E127			02/16/04		49
	1	Amend Bylaws Re: Editorial Changes Relating to NYSE Listing		For	For		Mgmt
As these amendments are technical in nature and would not impact shareholder value. It is recommended that shareholders approve this request.
	2	Amend Bylaws Re: Reflect Delisting From the Nasdaq Stock Market and Listing on the New York Stock Exchange		For	For		Mgmt
As this amendment is technical in nature and would have no impact on shareholder value, support for this item is recommended.
	3	Amend Bylaws Re: Reflect Company’s Option to Buy Out Odd-Lot Shareholders Holding Less Than 100 Shares		For	For		Mgmt
As the company faces significant costs to maintain odd-lot shareholders, this request to extend the repurchase authority to include 100-share holdings is reasonable and warrants shareholder support.
	4	Amend Bylaws Re: Unclaimed Distributions Attributable to Odd-Lot Shareholders		For	For		Mgmt
As this is a technical legal amendment that would not have a negative impact on existing shareholders, it is recommended that shareholders support this request.
	5	Approve Obligatory Buy Out of Stockholders Whose Shares Number 49 or Less		For	For		Mgmt

As this proposal is a cost-reducing move intended to benefit the vast majority of shareholders, and considering the sufficient notice period and cash payments, there is no reason to oppose this request.

06/25/04 - A	Fuji Electric Holdings Co. Ltd. (frm. Fuji Electric Co. Ltd.		J14112106			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

145

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.5	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

06/29/04 - A	Fuji Photo Film Co. Ltd.		J15036122			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 12.5, Final JY 12.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Increase Board Size and Number of Internal Auditors - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt

06/24/04 - A	Fujisawa Pharmaceutical Co. Ltd.		J15162118			03/31/04		400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 9, Final JY 13, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Approve Merger Agreement with Yamanouchi Pharmaceutical Co.		For	For		Mgmt
We believe that this merger will benefit shareholders by giving the company the necessary scale to conduct leading-edge research and to market its products effectively around the world.
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominees for independent auditor (candidates 2 and 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

146

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/23/04 - A	Fujitsu Ltd.		J15708159			03/31/04		3,700
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, neither nominee for independent auditor (candidates 1 and 3) can be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/29/04 - A	Furukawa Electric Co. Ltd.		J16464117			03/31/04		1,800
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt
	2	Approve Sale of Company’s Power Transmission and Distribution Related Business to Joint Venture with Fujikura Ltd.		For	For		Mgmt
	3	Amend Articles to: Increase Authorized Capital and Authorize Issuance of Preferred Shares and Subordinated Shares		For	Against		Mgmt

147

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

04/13/04 - A	Gambro Ab		W4325F101			04/02/04		113
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive President’s Report		None	None		Mgmt
	8	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9	Approve Allocation of Income and Dividends of SEK 1.10 Per Share		For	For		Mgmt
	10	Approve Discharge of Board and President		For	For		Mgmt
	11	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	12	Approve Remuneration of Directors in the Aggregate Amount of SEK 4 Million		For	For		Mgmt
	13	Approve Remuneration of Auditors		For	For		Mgmt
	14	Reelect Claes Dahlbaeck, Sandra Austin Crayton, Wilbur Gantz, Peter Grassman, Juha Kokko, Soeren Mellstig, Haakan Mogren, and Lena Torell as Directors; Elect Adine Grate Axen as New Director		For	For		Mgmt
	15	Ratify Haakan Malmstroem and Anna Hesselman as Deputy Auditors		For	For		Mgmt
	16	Approve Stock Option Plan for Key Employees and Issuance of Up to 2.4 Million Shares to Guarantee Conversion Rights; Approve Issuance of 400,000 Shares for Employee Stock Purchase Plans		For	For		Mgmt
	17	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Plans		For	For		Mgmt
Shareholder Proposals
	18	Shareholder Proposal: Question to Board Concerning Absence of Policy on Human Rights		None	None		ShrHoldr
Ordinary Business
	19	Close Meeting		None	None		Mgmt

148

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/13/04 - A	Gambro Ab		W4325F135			04/02/04		305
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive President’s Report		None	None		Mgmt
	8	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9	Approve Allocation of Income and Dividends of SEK 1.10 Per Share		For	For		Mgmt
	10	Approve Discharge of Board and President		For	For		Mgmt
	11	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	12	Approve Remuneration of Directors in the Aggregate Amount of SEK 4 Million		For	For		Mgmt
	13	Approve Remuneration of Auditors		For	For		Mgmt
	14	Reelect Claes Dahlbaeck, Sandra Austin Crayton, Wilbur Gantz, Peter Grassman, Juha Kokko, Soeren Mellstig, Haakan Mogren, and Lena Torell as Directors; Elect Adine Grate Axen as New Director		For	For		Mgmt
	15	Ratify Haakan Malmstroem and Anna Hesselman as Deputy Auditors		For	For		Mgmt
	16	Approve Stock Option Plan for Key Employees and Issuance of Up to 2.4 Million Shares to Guarantee Conversion Rights; Approve Issuance of 400,000 Shares for Employee Stock Purchase Plans		For	For		Mgmt
	17	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Plans		For	For		Mgmt
Shareholder Proposals
	18	Shareholder Proposal: Question to Board Concerning Absence of Policy on Human Rights		None	None		ShrHoldr
Ordinary Business
	19	Close Meeting		None	None		Mgmt

149

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/14/04 - A	Gas Natural SDG, S.A.		E5499B123			None		273
	1	Approve Financial Statements, Allocation of Income and Discharge Directors		For	For		Mgmt
	2	Approve Transfer of Amortization Account to Voluntary Reserves		For	For		Mgmt
	3	Approve Transfer of Emergency Reserves, Balance Standardization Reserve, Social Reserve, and Merger Reserve to Voluntary Reserves		For	For		Mgmt
	4	Elect Management Board		For	For		Mgmt
	5	Approve General Meeting Guidelines; Present Board Guidelines Report		For	For		Mgmt
	6	Authorize Board to Transfer Gas Distribution Activities to Gas Natural Distribucion SDG, S.A.		For	For		Mgmt
	7	Authorize Repurchase of Shares		For	For		Mgmt
	8	Reelect PriceWaterhouseCoopers, S.L. as Auditors		For	For		Mgmt
	9	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	10	Allow Questions		None	None		Mgmt

04/22/04 - A	Geberit		H2942E108			None		4
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 17 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Reelect Klaus Weisshaar as Director		For	For		Mgmt
	5	Reelect PricewaterhouseCoopers AG as Auditors		For	For		Mgmt
	6	Approve Creation of CHF 200,000 Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt

150

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/02/04 - A/S	GECINA		F4268U171			None		66
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Standard Accounting Transfers		For	For		Mgmt
This is a routine accounting transfer.
	4	Approve Allocation of Income and Dividends of EUR 3.35 per Common Share and EUR 0.65 per SIIC Share		For	For		Mgmt
	5	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	6	Reelect Anne-Marie De Chalambert as Director		For	For		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 400,000		For	For		Mgmt
	8	Confirm End of Term of F.M Richard et Associes SA and Ernst & Young as Auditors, and Sylvain Elkaim and Dominique Duret-Ferrari as Alternate Auditors		For	For		Mgmt
	9	Confirm Resignation of Mazars & Guerard as Third Auditors and Patrick de Cambourg as Alternate Auditor		For	For		Mgmt
	10	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	11	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	12	Ratify Patrick de Cambourg as Alternate Auditors		For	For		Mgmt
	13	Ratify Pierre Coll as Alternate Auditors		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Value of EUR 1.5 Billion		For	For		Mgmt
Special Business
	16	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain some elements that we favor in a standard French executive stock option plan. The plan is administered by the Remuneration Committee, which includes one insider and two affiliated outsiders. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on key board committees such as the audit and the remuneration committees, threaten to undermine the purpose of these committee in providing independent oversight and preventing conflicts of interest. Finally, we believe that options for management should be used as incentives and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. Because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which provides for option grants to management at a discount of up to 5 percent.

151

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 150 Million		For	For		Mgmt
	18	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 150 Million		For	For		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. A potential capital increase of 34.5 percent of issued capital per 26 months falls within the limit recommended by our guidelines for general requests to issue capital without preemptive rights.

	19	Authorize Capitalization of Reserves of Up to EUR 150 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	22	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/22/04 - A	George Wimpey Plc		G96872109			None		842
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 8.45 Pence Per Share		For	For		Mgmt
	3	Re-elect John Robinson as Director		For	For		Mgmt
	4	Re-elect Michael Blackburn as Director		For	For		Mgmt
	5	Re-elect David Williams as Director		For	For		Mgmt
	6	Elect Baroness Dean of Thornton-le-Fylde as Director		For	For		Mgmt
	7	Approve PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt

152

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 32,017,837		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,802,675		For	For		Mgmt
	10	Authorise 38,421,405 Shares for Market Repurchase		For	For		Mgmt
	11	Approve Remuneration Report		For	For		Mgmt

We are recommending that shareholders vote to approve the Remuneration Report, although we have concerns over the possible future LTIP award to former ED Keith Cushen, who retired from the Company at end 2003 and is now a part-time consultant to the Company.

04/21/04 - A	Getinge AB		W3443C107			04/08/04		176
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Remuneration Committee Report; Receive Information Regarding Non-Audit Fees Paid to Auditor		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 1.35 Per Share		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
Shareholder Proposals
	12	Shareholder Proposal: Authorize Board to Establish an Audit Committee		For	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee, we recommend a vote in favor of this item.
Ordinary Business
	13	Determine Number of Members (7) and Deputy Members (0) of Board		For	For		Mgmt

153

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Approve Remuneration of Directors in the Aggregate Amount of SEK 2.1 Million; Approve Remuneration of Auditors		For	For		Mgmt
	15	Reelect Fredrik Arp, Carl Bennet, Carola Lemne, and Johan Malmquist as Directors; Elect Rolf Ekedahl, Margareta Norell-Bergendahl, and Johan Stern as New Directors		For	For		Mgmt
	16	Ratify Deloitte & Touche (Jan Nilsson) as Auditors		For	For		Mgmt
Shareholder Proposals
	17.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Getinge. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	17.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	18	Approve Stock Appreciation Rights Plan for Key Employees in the USA		For	For		Mgmt
	19	Close Meeting		None	None		Mgmt

03/29/04 - S	Giordano International Limited		G6901M101			None		2,500
	1	Approve Ongoing Connected Transactions with Placita Hldgs. Ltd. and Its Subsidiaries and Associates		For	For		Mgmt

04/29/04 - A	Giordano International Limited		G6901M101			None		2,500
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3	Approve Special Dividend		For	For		Mgmt
	4	Reelect Director		For	For		Mgmt
	5	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt

154

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	6d	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors		For	For		Mgmt

04/16/04 - A	GIVAUDAN AG		H3238Q102			None		28
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and an Ordinary Dividend of CHF 8.90 per Share; Approve Payment of an Extraordinary Dividend of CHF 6.50 per Share		For	For		Mgmt
	4	Approve CHF 2 Million Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt
	5	Approve Creation of CHF 10 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	6	Reelect Henri Meier as Director; Elect Dietrich Fuhrmann as Director		For	For		Mgmt
	7	Reelect PricewaterhouseCoopers SA as Auditors		For	For		Mgmt

155

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc)		37733W105			03/19/04		681
Meeting for Holders of ADRs
	1	TO RECEIVE AND ADOPT THE DIRECTORS REPORT AND THE FINANCIAL STATEMENTS (ORDINARY RESOLUTION)		For	For		Mgmt
	2	TO APPROVE THE REMUNERATION REPORT (ORDINARY RESOLUTION)		For	For		Mgmt
	3	TO ELECT MR H LAWRENCE CULP AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	4	TO ELECT MR CRISPIN DAVIS AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	5	TO ELECT SIR ROBERT WILSON AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	6	TO ELECT DR TACHI YAMADA AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	7	TO RE-ELECT SIR CHRISTOPHER HOGG AS A DIRECTOR (ORDINARY RESOLUTION)		For	For		Mgmt
	8	Ratify Auditors		For	For		Mgmt
	9	REMUNERATION OF AUDITORS (ORDINARY RESOLUTION)		For	For		Mgmt
	10	AUTHORISE THE COMPANY TO MAKE DONATIONS TO EU POLITICAL ORGAN- ISATIONS AND INCUR EU POLITICAL EXPENDITURE (SPECIAL BUSINESS)		For	For		Mgmt
	11	DISAPPLICATION OF PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)		For	For		Mgmt
	12	AUTHORITY FOR THE COMPANY TO PURCHASE ITS OWN SHARES (SPECIAL RESOLUTION)		For	For		Mgmt

05/17/04 - A	GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc)		G3910J112			None		1
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Elect Lawrence Culp as Director		For	For		Mgmt
	4	Elect Crispin Davis as Director		For	For		Mgmt
	5	Elect Sir Robert Wilson as Director		For	For		Mgmt
	6	Elect Tachi Yamada as Director		For	For		Mgmt
	7	Re-elect Sir Christopher Hogg as Director		For	For		Mgmt

156

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 74,330,954		For	For		Mgmt
	12	Authorise 594,647,632 Ordinary Shares for Market Purchase		For	For		Mgmt

03/31/04 - A	GN Store Nord		K4001S214			03/11/04		384
	1	Receive Report of Board		None	None		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of DKK 0.60 Per Share		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
5

Amend Articles Re: Change Location of Company Headquarters from Copenhagen to Hoeje-Taastrup; Approve Stock Option Plan and Creation of DKK 6 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	6	Reelect Mogens Joergensen, Finn Junge-Jensen, Peter Foss, Per Harkjaer, Joergen Bardenfleth, and Asger Domino as Directors		For	For		Mgmt
	7	Ratify KPMG C. Jespersen and Deloitte as Auditors		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt

05/11/04 - A	Grafton Group PLC		G4035Q155			05/09/04		327
	1	Receive and Consider Financial Statements		For	For		Mgmt
	2a	Reappoint G. Bowler as a Director		For	For		Mgmt
	2b	Reappoint R. Jewson as a Director		For	For		Mgmt
	3	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	4	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to the Nominal Value of the Issued Share Capital		For	For		Mgmt

157

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Authorize Board to Allot Equity Securities for Cash without Preemptive Rights up to Aggregate Nominal Amount of Five Percent of Issued and Outstanding Ordinary Share Capital		For	For		Mgmt
	6	Authorize Company to make Market Purchases of Own Shares		For	For		Mgmt
	7	Determine Price Range for Reissue of Treasury Shares		For	For		Mgmt
	8	Approve Cancellation of Redeemable Shares		For	For		Mgmt
	9	Declare Dividend		For	For		Mgmt
	10	Approve Increase in Authorized Share Capital Through Creation of ‘A’ Ordinary Shares		For	For		Mgmt
	11	Authorize Contingent Purchase Contract Relating to ‘A’ Ordinary Shares		For	For		Mgmt
	12	Amend Articles re: Rights and Restrictions Attached to ‘A’ Ordinary Shares		For	For		Mgmt

04/15/04 - A	Group 4 Falck A/S (Formerly Falck A/S)		K40355115			None		123
	1	Receive Report of Board		None	None		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Dividends in the Aggregate Amount of DKK 35 Million		For	For		Mgmt
	4	Reelect Joergen Philip-Soerensen, Henrik Brandt, David Gore-Booth, and Waldemar Schmidt as Directors		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Ratify KPMG C. Jespersen and PricewaterhouseCoopers as Auditors		For	For		Mgmt
	7	Receive Information about Planned Merger Between Group 4 Falck A/S and Securicor Plc.		None	None		Mgmt

06/28/04 - S	Group 4 Falck A/S (Formerly Falck A/S)		K40355115			06/04/04		123
	1	Approve Merger Agreement of Group 4 Falck’s Security Businesses with Securicor Plc.		For	For		Mgmt

The merger would result in a larger company with complementarities and synergies, and shareholders should benefit from this merger over time. Based on the expected strategic benefits of the merger and the fairness opinion, we recommend that shareholders support this proposal.

158

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Approve Demerger of Company into Group 4 A/S and Falck A/S		For	For		Mgmt
	3	Elect Joergen Philip-Soerensen, Alf Duch-Pedersen, and Lars Noerby Johansen as Directors of Group 4 A/S		For	For		Mgmt
	4	Elect Lars Noerby Johansen, Henrik Brandt, Jens Erik Christensen, Johannes Due, and Jens Kampmann as Directors of Falck A/S		For	For		Mgmt
	5	Ratify KPMG C. Jespersen and PricewaterhouseCoopers as Auditors of Group 4 A/S		For	For		Mgmt
	6	Ratify KPMG C. Jespersen and PricewaterhouseCoopers as Auditors of Falck A/S		For	For		Mgmt
	7	Authorize Group 4 A/S to Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Authorize Falck A/S to Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	9	Authorize Board to Implement Merger and Demerger Proposed Under Items 1 and 2		For	For		Mgmt
	10	Authorize Chairman of Meeting to Make Editorial Changes to Adopted Resolutions in Connection with Registration		For	For		Mgmt
	11	Receive Information Concerning Exchange Offer of Shares in Connection with Merger with Securicor Plc. (Item 1)		None	None		Mgmt
	12	Other Business (Non-Voting)		None	None		Mgmt

04/27/04 - A	Groupe Bruxelles Lambert		B4746J115			None		97
Annual Meeting Agenda
	1	Receive Directors’ and Auditors’ Reports		None	None		Mgmt
	2	Accept Financial Statements and Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Directors		For	For		Mgmt
	4	Approve Discharge of Auditors		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.3	Appoint Beffa, Lippens, and Stephenne as Independent Directors in Accordance with the Requirements of the Belgian Companies Code		For	Against		Mgmt
	5.4	Approve Reappointment of Deloitte and Touche as Statutory Auditor and Set Its Yearly Remuneration at EUR 70,000		For	For		Mgmt
	6	Transact Other Business		None	None		Mgmt

159

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - S	Groupe Bruxelles Lambert		B4746J115			None		97
Special Meeting Agenda
	1A	Receive Directors’ Special Report Regarding Plans to Increase Share Capital within the Framework of Authorized Capital		None	None		Mgmt
	1B	Renew Authorization to Increase Share Capital within the Framework of Authorized Capital up to EUR 125 Million for Period of Five Years		For	For		Mgmt
	1C	Authorize Board to Restrict or Cancel Preemptive Rights		For	For		Mgmt
	1D	Authorize Board to Amend Articles to Reflect Changes in Capital		For	For		Mgmt
	1E	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
We oppose renewing this authority on the grounds that shareholders, as owners of the company, should have the power to decide whether to accept or reject a bid.
	1F	Authorize Board to Effect Share Capital Increase with Issue Premium by Using a Special Blocked Account to Provide Third Parties with a Guarantee as to Company’s Actual Share Capital		For	For		Mgmt
	1G	Amend Articles to Reflect Changes in Capital		For	For		Mgmt
1H

Renew Authorization to Increase Share Capital Through Issuance of Warrants/Convertible Bonds with or without Preemptive Rights within the Framework of Authorized Capital up to EUR 125 Million for Period of Five Years

				For	For		Mgmt
	1I	Authorize Board to Adopt Text of Articles After Each Increase in Capital		For	For		Mgmt
	1J	Authorize Board to Effect Share Capital Increase with Issue Premium by Using a Special Blocked Account to Provide Third Parties with a Guarantee as to Company’s Actual Share Capital		For	For		Mgmt
	1K	Amend Articles Re: Issuance of Warrants/Convertible Bonds		For	For		Mgmt
	1L	Approve Increase in Share Capital by EUR 4,859,676.17 within the Framework of Authorized Capital up to EUR 125 Million Pursuant to Exercise of 240,118 Stock Options		For	For		Mgmt

160

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2A	Authorize Repurchase and Cancelation of Up to 13,830,005 of Issued Share Capital		For	For		Mgmt
	2B	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	2C	Authorize Board to Cancel Repurchased Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	2D	Amend Articles to Reflect Modifications under Share Repurchase Authority		For	For		Mgmt
	3	Amend Articles Re: Recend Changes in Legislation		For	For		Mgmt
These amendments are routine and noncontentious, having no material effects on share value or shareholders’ rights.
	4	Amend Articles Re: General Matters		For	For		Mgmt
	5	Authorize Implementation of Approved Resolutions and Filing of Required Documents/Formalities at Trade Registry		For	For		Mgmt

04/06/04 - A/S	Groupe Danone		F12033134			None		170
Ordinary Business
	1	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	2	Approve Financial Statements, Statutory Reports, and Consolidated Financial Statements		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 3.675 per Share		For	For		Mgmt
	4	Ratify Changed Location of Registered Office/Headquarters		For	For		Mgmt
	5	Reelect Franck Riboud as Director		For	For		Mgmt
	6	Reelect Emmanuel Faber as Director		For	For		Mgmt
	7	Maintain Jerome Seydoux as Director		For	For		Mgmt
	8	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	9	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	10	Ratify Patrick de Cambourg as Alternate Auditor		For	For		Mgmt
	11	Ratify Anne Monteil as Alternate Auditor		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

161

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 45 Million		For	For		Mgmt
	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 45 Million		For	For		Mgmt
The potential increase of 33.7 percent of issued capital without preemptive rights is in line with the limit we recommend for general requests to issue capital without preemptive rights.
	15	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	16	Adopt New Articles Pursuant to Amendments to Reflect Financial Security legislation, and Amended Corporate Purpose		For	Against		Mgmt

Unfortunately, the adoption of the new articles does not allow piecemeal voting by shareholders, who are presented with an all-or-nothing choice. We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders.  While several changes proposed at this meeting are positive or neutral from a shareholder’s perspective, ISS disapproves of a shareholding disclosure requirement of 0.5 percent. We believe that a level of disclosure below 5 percent does not add substantially to shareholders’ interest and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Furthermore, in accordance with French law, shareholders who fail to report changes to their shareholdings may have their voting and economic rights suspended for up a period of up to five years, which ISS considers to be a shareholder unfriendly practice. ISS believes that the proposed amendment fails to address the underlying problem represented by the shareholding disclosure requirement and that it exacerbates the problem by reducing the time given to shareholders to notify the company and relevant regulatory agency regarding any changes in their holdings, from 15 days to five trading days. Finally, ISS does not support the new definition of related-party transactions. We believe that the 5-percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. Furthermore, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision.  Because we believe that the negative provisions in these new articles outweigh any positive ones, we recommend shareholders not to support this proposal.

	17	Approve 2-for-1 Stock Split		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

162

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A/S	Groupe Danone		F12033134			None		170
Ordinary Business
	1	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	2	Approve Financial Statements, Statutory Reports, and Consolidated Financial Statements		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 3.675 per Share		For	For		Mgmt
	4	Ratify Changed Location of Registered Office/Headquarters		For	For		Mgmt
	5	Reelect Franck Riboud as Director		For	For		Mgmt
	6	Reelect Emmanuel Faber as Director		For	For		Mgmt
	7	Maintain Jerome Seydoux as Director		For	For		Mgmt
	8	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	9	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	10	Ratify Patrick de Cambourg as Alternate Auditor		For	For		Mgmt
	11	Ratify Anne Monteil as Alternate Auditor		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 45 Million		For	For		Mgmt
	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 45 Million		For	For		Mgmt
	15	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	16	Adopt New Articles Pursuant to Amendments to Reflect Financial Security legislation, and Amended Corporate Purpose		For	Against		Mgmt
	17	Approve 2-for-1 Stock Split		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

163

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/26/04 - A	Grupo Ferrovial S.A		E5701R106			None		101
	1	Information Re: Board Guidelines		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 0.60 Per Share		For	For		Mgmt
	5	Approve Discharge of Management Board		For	For		Mgmt
	6	Amend Articles 11, 14, 15 and 20 Re: General Meeting		For	For		Mgmt
	7	Approve General Meeting Guidelines		For	For		Mgmt
	8	Approve Stock Option Plan		For	For		Mgmt
Based on the acceptable level of dilution (1.2 percent) and the presence of vesting periods and performance criteria, we recommend support for this resolution.
	9	Authorize Share Repurchase Program		For	For		Mgmt
	10	Authorize Issuance of Convertible or Non-Convertible Bonds and/or Warrants without Preemptive Rights		For	Against		Mgmt

Although the 50-percent limit established by Spanish law for all capital increases in a five-year period is well below the limits established by our guidelines, due to the possibility of a discounted conversion ratio (up to 30 percent) and the fact that shareholders do not have preemptive rights to subscribe the convertible bond issuance, we do not recommend support for this request.

	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/21/04 - A/S	Gruppo Editoriale L’Espresso		T52452124			04/16/04		309
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect External Auditors For The Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt

164

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	1	Adopt New Articles of Association To Reflect New Italian Company Law Regulations		For	Against		Mgmt

Overall, the proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.  This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

06/29/04 - A	Gunma Bank Ltd.		J17766106			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by domestic banks and insurance companies (approximately 19 percent), and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

165

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Statutory Auditors		For	For		Mgmt

03/30/04 - A	H.LUNDBECK A/S		K4406L129			None		102
	1	Receive Report of Board		None	None		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6.1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6.2	Amend Articles Re: Designate Aktiebog Danmark A/S as Company Registrar		For	For		Mgmt
	6.3	Extend Authorization to Create DKK 40 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	6.4	Extend Authorization to Create DKK 4.3 Million Pool of Conditional Capital for Employee Stock Purchase Plan		For	Against		Mgmt

The potential dilution amounts to only 0.4 percent. The shares may, however, be purchased by employees at an undisclosed discount. Due to the granting of stock to employees at an undisclosed discount, we advise a vote against the plan.

	6.5	Amend Articles Re: Delete Authorization Expiring on April 8, 2004, to Issue Stock Options		For	For		Mgmt
	7	Other Business (Non-Voting)		None	None		Mgmt

04/21/04 - A	Hagemeyer NV		N38537234			None		663
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	4.1	Approve Discharge of Management Board		For	For		Mgmt
	4.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Elect B. Bourigeaud BA and M. de Raad to Supervisory Board		For	For		Mgmt
	6	Elect R. de Becker to Management Board		For	For		Mgmt
	7	Ratify Deloitte Accountants as Auditors		For	For		Mgmt

166

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

	9.1	Grant Board Authority to Issue Ordinary Shares Up to 20 Percent of Issued Share Capital		For	For		Mgmt
	9.2	Grant Board Authority to Exclude Preemptive Rights from Issuance Under Item 9.1		For	For		Mgmt
	10	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	11	Allow Questions		None	None		Mgmt
	12	Close Meeting		None	None		Mgmt

05/06/04 - A	Hammerson Plc		G4273Q107			None		424
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 11.71 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Ronald Spinney as Director		For	For		Mgmt
	5	Re-elect John Bywater as Director		For	For		Mgmt
	6	Re-elect Gerard Devaux as Director		For	For		Mgmt
	7	Re-elect Graham Pimlott as Director		For	For		Mgmt

As a result of his length of service on the Board, we do not consider Graham Pimlott to be an independent NED. It is, therefore, considered inappropriate for him to sit on the Remuneration Committee because, under both the old and new Combined Codes, remuneration committees should comprise independent NEDs only. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, based on further discussions with the Company, we are satisfied that the Company will be reviewing the composition of the Remuneration Committee following the new appointments of John Hirst and John Nelson as NEDs. The Board’s view is that Graham Pimlott’s independence is not compromised by the period he has held the position as a NED of the Company. He is also subject to annual re-election in line with the provision in the new Combined Code which recommends that NEDs who have served for more than nine years be subject to annual re-election. Consequently, we do not believe that a vote recommendation against this resolution is warranted at this time.

167

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Elect David Edmonds as Director		For	For		Mgmt
	9	Elect John Hirst as Director		For	For		Mgmt
	10	Elect John Nelson as Director		For	For		Mgmt
	11	Reappoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	12	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 23,269,613		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,455,271		For	For		Mgmt
	15	Authorise 41,186,829 Ordinary Shares for Market Purchase		For	For		Mgmt
	16	Amend 2000 Deferred Share Plan		For	For		Mgmt

We believe the discretion to allow the Remuneration Committee to determine the performance measures and vesting schedule of awards under the Deferred Share Plan from year to year is too broad. The Company has not provided a statement that any amendments, including over performance conditions, would require shareholder approval if made to the advantage of participants. We would also prefer that any vesting would be after a minimum three-year performance period. After further discussions with the Company, certain reassurances have been provided resulting in our support for the resolution. First, the Company has confirmed that any changes to the performance measures and vesting schedule of awards would be in exceptional cases only. The Company does not intend to alter the plan terms annually but will only do so when and if it assesses that such provisions do not reflect adequate payouts for good performance, which has been the current situation. After a review, the Remuneration Committee had determined that the scheme in its current form had not been working as payouts for awards granted since its inception in 2000 and 2001 and vesting in 2003 (15.11% of the maximum vested) and 2004 (nil vesting) were relatively meager compared to the good performance of the Company and individual executives over the performance periods. In addition, the awards granted in 2002 are expected to vest negligibly in 2005. The Company wishes to avoid such situations in the future with the authority proposed in this resolution. The Company has stated that any changes would be disclosed and explained in its remuneration report after consulting with its largest shareholders and shareholder organisations. Second, the Company has stated that under no circumstances would vesting be less than after three years. Based on these reassurances, we do not believe a vote recommendation is warranted at this time. In the future, however, we will continue to monitor the developments at this Company and encourage its continued dialogue with shareholders.

168

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Amend 2000 Deferred Share Plan		For	For		Mgmt

We have several concerns over the proposed amendment. First, while we approve of the move to TSR performance against a comparator group, the selected group encompasses only seven other companies. This is a small range and may result in a distortion of results that may not adequately reflect the Company’s performance relative to the overall industry in which it operates. Second, the minimum vesting level of 50% of awards for only median performance is higher than what most other UK companies have been adopting and may not provide adequately challenging targets. After further discussions, the Company has provided explanation in how it determined the companies in the comparator group. The Company considers that its businesses are more focused on property than development, for which there are only a small number of similar companies. Consequently, the Remuneration Committee was of the view that the inclusion of other companies may have resulted in a deviation from good measures and targets on which EDs should focus. In respect to the percentage of awards vesting for median performance, it was determined partially to compensate for the low level of payouts in the past few years despite good financial performance. In addition, it is intended that fixed pay and benefits for EDs be set below median against the industry at large and that variable pay including incentive awards comprise a larger proportion of total remuneration. The Remuneration Committee also determined based on data provided by the remuneration consultant that the overall level of remuneration at the Company was below median. Finally, the retroactive application of the TSR performance condition on the awards granted in September 2003 had been intended at the time of grant. However, the Company did not believe it was appropriate to convene an EGM to amend the performance criteria at that time and decided to propose the change at the AGM, which it is presently doing. In addition, the participants (and the largest shareholders that the Company had consulted) were informed at the time of grant that the TSR performance condition would apply to those awards. Based on this further explanation, we do not believe a vote recommendation against this resolution is warranted at this time. However, we encourage the Remuneration Committee to review the comparator group on an ongoing basis to ensure that it is the most appropriate size and composition and is adequately challenging. Although we do not find it acceptable to allow a greater level of awards to vest to compensate for past performance, we do recognise that the overall level of remuneration at Hammerson is below median for the industry in which it operates. We also encourage the Company to keep the vesting of awards under review.

	18	Amend Articles and Memorandum of Association Re: Electronic Communications Act, CREST, and Retirement of Directors by Rotation		For	For		Mgmt

169

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Hang Seng Bank		Y30327103			None		1,600
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Appoint Managing Director		For	For		Mgmt
	5	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which are permissible under current law.

170

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Hanson Plc		G4286E109			None		1,554
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 11.95 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Reappoint Ernst and Young LLP as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	6.1	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 24,550,000		For	For		Mgmt
	6.2	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,680,000		For	For		Mgmt
	7	Authorise 73.6 Million Ordinary Shares for Market Purchase		For	For		Mgmt

04/28/04 - A	Haw Par Corporation		V42666103			None		1,500
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Second and Final Dividend of SGD 0.110 Per Share, Comprised of a Dividend and a Tax Exempt Dividend of SGD 0.049 and SGD 0.061		For	For		Mgmt
	3	Reelect Lim Kee Ming as Director		For	For		Mgmt
	4	Reelect Wee Cho Yaw as Director		For	For		Mgmt
	5	Reelect Lee Suan Yew as Director		For	For		Mgmt
	6	Reelect Hwang Soo Jin as Director		For	For		Mgmt
	7	Reelect Chng Hwee Hong as Director		For	For		Mgmt
	8	Reelect Reggie Thein as Director		For	For		Mgmt
	9	Reelect Wee Ee Chao as Director		For	For		Mgmt
	10	Approve Directors’ Fees of SGD 202,000		For	For		Mgmt
	11	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	12	Approve Issuance of Shares and Grant of Options Pursuant to the 2002 Share Option Scheme		For	Against		Mgmt

Because of the level of dilution to the company’s issued capital, ISS maintains a negative recommendation in this situation as no grant of options may be supported pursuant to a share option scheme that operates under unacceptable terms by ISS standards.

	13	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

171

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	HBOS PLC		G4364D106			None		7,932
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 20.6 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Kate Nealon as Director		For	For		Mgmt
	5	Elect David Shearer as Director		For	For		Mgmt
	6	Re-elect James Crosby as Director		For	For		Mgmt
	7	Re-elect Phil Hodkinson as Director		For	For		Mgmt
	8	Re-elect Brian Ivory as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 48,147,509		For	For		Mgmt
	11	Authorise 385,035,595 Ordinary Shares for Market Purchase		For	For		Mgmt
12

Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 25,000 and Authorise HBOS UK plc, a Subsidiary of the Company, to Make EU Political Donations up to Aggregate Nominal Amount of GBP 75,000

				For	For		Mgmt
	13	Amend Articles of Association Re: Preference Shares		For	For		Mgmt

05/06/04 - A	HeidelbergCement(frmly Heidelberger Zement AG)		D31709104			None		67
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.15 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify Ernst & Young AG as Auditors		For	For		Mgmt
	6	Approve Creation of EUR 50 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	7	Approve Creation of EUR 20 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	8	Authorize Issuance of Participation Certificates Up to Aggregate Nominal Value of EUR 150 Million		For	For		Mgmt
	9	Elect Waltraud Hertreiter, Fritz-Juergen Heckmann, Rolf Huelstrunk, Max Kley, Adolf Merckle, Ludwig Merckle, Bernd Scheifele, and Eduard Schleicher to the Supervisory Board		For	For		Mgmt

172

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Heineken Nv		N39427195			None		255
	1	Open Meeting		None	None		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	Against		Mgmt
We recommend voting against the allocation of income proposal based on the long-term shareholder-unfriendly policy of the company.
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Approve Lowering in Par Value from EUR 2 to EUR 1.60 via a 5:4 (Five New Shares for Every Four Currently Held) Stock Split		For	For		Mgmt
	7	Amend Articles Re: 5:4 Stock Split; Editorial Changes		For	For		Mgmt
	8	Elect Supervisory Board Member		Split	Split		Mgmt
	8.1	Elect A. Risseeuwto Supervisory Board		For
	8.2	Elect R. Overgaauw to Supervisory Board		Against
In ISS’s opinion, the candidate presented under Item 8.1 possesses better qualifications for board membership. On this basis, we recommend a vote against Item 8.2.
	9	Elect Directors		Split	Split		Mgmt
	9.1	Elect K. Bueche to Management Board		For
	9.2	Elect J. Buijs to Management Board		Against
Based on the information provided, the candidate presented under Item 9.1 possesses better qualifications for board membership. On this basis, we recommend a vote against Item 9.2.
	10	Discussion about Company’s Corporate Governance Report		None	None		Mgmt

173

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Hennes & Mauritz AB		W41422101			04/19/04		963
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Receive President’s Report		None	None		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	8.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8.2	Approve Allocation of Income, Ordinary Dividends of SEK 2.90 Per Share, and Special Dividends of SEK 3.10 Per Share		For	For		Mgmt
	8.3	Approve Discharge of Board and President		For	For		Mgmt
	9	Determine Number of Members (7) and Deputy Members (2) of Board		For	For		Mgmt
	10	Approve Remuneration of Directors in the Aggregate Amount of SEK 3.9 Million; Approve Remuneration of Auditors		For	For		Mgmt
	11	Reelect Fred Andersson, Werner Hofer, Sussi Kvart, Bo Lindquist, Stig Nordfelt, Stefan Persson, and Melker Schoerling as Directors; Reelect Jan Jacobsen and Rolf Eriksen as Deputy Directors		For	For		Mgmt
Shareholder Proposals
	12.1A	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Hennes & Mauritz because the general meeting would appoint the members of the committee and because executives would be prohibited from serving on the committee. On this basis, we recommend a vote in favor of the proposal.

Ordinary Business
	12.1B	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

174

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	12.2	Shareholder Proposal: Authorize Board to Establish a Remuneration Committee		Against	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of a remuneration committee, we recommend a vote in favor of this item.
	12.3	Shareholder Proposal: Authorize Board to Establish an Audit Committee		Against	Against		ShrHoldr
Because the company already has an Audit Committee, we recommend a vote against this item.
Ordinary Business
	13	Other Business (Non-Voting)		None	None		Mgmt

06/08/04 - A/S	Hermes International		F48051100			None		14
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.70 per Share		For	For		Mgmt
This is an acceptable dividend proposal.
	4	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	8	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	9	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

175

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Hitachi Chemical Co. Ltd.		J20160107			03/31/04		100
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

Hitachi Chemical does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For
	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		Against

Candidates 5, 6 and 7 have been designated outside directors. None meets our criteria for independence. Because the benefits of adopting a board-with-committees structure are undermined by the appointment of outside directors who lack independence, we recommend that shareholders oppose these nominees. Candidate 5, Tsutomu Kanai, is the chairman of parent company Hitachi Ltd., and serves on the compensation and nomination committees of Hitachi Chemical.

	2.6	Elect Director		Against
Candidate 6, Michiharu Nakamura, is a vice-president of Hitachi Ltd., and serves on all three of Hitachi Chemical’s key committees.
	2.7	Elect Director		Against
Candidate 7, Masayoshi Hanabusa, is chairman of Hitachi Capital, and serves on the audit and nomination committees of Hitachi Chemical.
	2.8	Elect Director		For
	3	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of well under one percent, and option grants made only to the company’s own directors and executive officers. We have no reason to oppose this resolution.

176

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Hitachi Ltd.		J20454112			03/31/04		6,400
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt

06/29/04 - A	HOKUGIN FINANCIAL GROUP INC.		J21903109			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 1, Special JY 0		For	For		Mgmt
	2	Approve Merger Agreement with Hokkaido Bank Ltd.		For	For		Mgmt

Hokugin Financial seeks to merge its wholly-owned subsidiary Hokuriku Bank with Hokkaido Bank. Hokugin Financial Group will survive in its current form, but will change its name to Hokuhoku Financial Group Inc. Hokugin Financial will issue 0.8 ordinary share for each ordinary share of Hokkaido Bank. This will result in the issuance of 299.484 million shares by Hokugin, corresponding to dilution of about 30 percent. This transaction is part of a wave of consolidation now sweeping across Japan’s regional banks; following an earlier wave that saw the creation of five “mega-bank” groups out of Japan’s large financial institutions. The consolidation is being pushed by Japan’s government, which sees an excessive number of weak banks holding down profitability throughout the sector. Japan’s regional banks have been suffering from sluggish economic conditions in many parts of Japan, particularly those that have seen manufacturing jobs move overseas. Both Hokugin and Hokkaido were profitable in 2003-04, but both banks rely on deferred tax assets for a large portion of their core capital. The share exchange ratio was calculated with the assistance of Mizuho Securities, and based on market share prices, net asset values at market prices, and discounted cash flows. Both sides then used their own financial advisors to determine that the ratio was appropriate: Hokugin used Ernst & Young Corporate Advisory, while Hokkaido Bank used Nomura Securities. The ratio represented a premium of only 1.97 percent to Hokkaido Bank’s share price at the time the terms were announced. We have no reason to suspect that the process by which the ratio was derived was unfair to Hokugin shareholders, and do not have a reason to oppose this transaction.

177

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Appoint Additional External Auditors		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.5	Appoint Alternate Statutory Auditor		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors		For	For		Mgmt
	7	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt

The retiring auditor has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

05/14/04 - A	Holcim Ltd. (formerly Holderbank Financiere Glarus)		H36940130			None		618
	1	Amend Articles Re: Use of Electronic Means at Shareholder Meetings		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of CHF 1.15 per Share		For	For		Mgmt
	5	Approve Creation of CHF 57.5 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	6	Amend Articles Re: Establish a Classified Board		For	Against		Mgmt
Since the proposed amendment would formally introduce a classified the board, which could serve as an antitakeover device, ISS recommends a vote against this proposal.
	7	Elect Directors		For	For		Mgmt
	7.2	Ratify Ernst & Young AG as Auditors		For	For		Mgmt

178

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - A	Holmen AB (Formerly Mo Och Domsjoe)		W24045127			03/19/04		85
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive President’s Report		None	None		Mgmt
	8	Allow Questions		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income, Ordinary Dividends of SEK 10 Per Share, and Special Dividends of SEK 30 Per Share		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
	12	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 1.8 Million; Approve Remuneration of Auditors		For	For		Mgmt
	14	Reelect Fredrik Lundberg, Carl Kempe, Hans Larsson, Goeran Lundin, Arne Maartensson, and Bengt Pettersson as Directors; Elect Lilian Fossum, Ulf Lundahl, and Magnus Hall as New Directors		For	For		Mgmt
	15	Ratify KPMG Bohlins AB as Auditors		For	For		Mgmt
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
Shareholder Proposals
	17	Shareholder Proposal: Establish a Nominating Committee; Elect Fredrik Lundberg, Carl Kempe, and Arne Maartensson as Members of Nominating Committee		For	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of committees, we recommend a vote in favor of the proposal.
	18	Shareholder Proposal: Authorize Board to Establish a Remuneration Committee		None	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of committees, we recommend a vote in favor of Item 18.
Ordinary Business
	19	Close Meeting		None	None		Mgmt

179

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Honda Motor Co. Ltd.		J22302111			03/31/04		1,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 19, Final JY 23, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt
	6	Approve Payment of Annual Bonuses to Directors and Statutory Auditors		For	For		Mgmt
	7	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

05/05/04 - A	Hong Kong And China Gas Co. Ltd.		Y33370100			None		7,300
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3	Reelect Directors		For	For		Mgmt
	4	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Each Director at HK$130,000 Per Annum and Approve an Additional HK$130,000 Per Annum for the Chairman		For	For		Mgmt
	6a	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6b	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	6d	Amend Articles Re: Voting at General Meetings, Nomination of Directors		For	For		Mgmt

180

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A	HONG KONG EXCHANGE		Y3506N105			None		2,700
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.42 Per Share		For	For		Mgmt
	3	Approve Special Dividend of HK$1.68 Per Share		For	For		Mgmt
	4a	Elect John Estmond Strickland as Director		For	For		Mgmt
	4b	Elect Wong Sai Hung, Oscar as Director		For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. However, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which are permissible under current law.

	6b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	6d	Approve Fees Amounting to HK$100,000 to be Given to Each of the Nonexecutive Directors		For	For		Mgmt
	6e	Approve Repricing of Options		For	Against		Mgmt
Given the unfavorable terms of the Company’s share option schemes, ISS recommends a vote against this request.
	6f	Amend Articles Re: Technical Definitions		For	For		Mgmt

181

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Hongkong Electric Holdings Ltd.		Y33549117			None		3,300
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$1.13 Per Share		For	For		Mgmt
	3a	Reelect Francis Lee Lan-yee as Director		For	For		Mgmt
	3b	Reelect Frank J. Sixt as Director		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Remuneration of Audit Committee Members at an Amount of HK$50,000 Each		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	7	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	8	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	9	Amend Articles Re: Change to Existing References and Definitions		For	For		Mgmt

06/18/04 - A	Hoya Corp.		J22848105			03/31/04		200
	1	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt

182

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	Hutchison Whampoa		Y38024108			05/12/04		4,900
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$1.22 Per Share		For	For		Mgmt
	3a	Elect Li Ka-shing as Director		For	For		Mgmt
	3b	Elect Frank John Sixt as Director		For	For		Mgmt
	3c	Elect George Colin Magnus as Director		For	For		Mgmt
	3d	Elect Michael David Kadoorie as Director		For	For		Mgmt
	4	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans; however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

05/20/04 - S	Hutchison Whampoa		Y38024108			05/12/04		4,900
Special Business
	1	Amend Articles Re: Voting at Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company		For	For		Mgmt
Ordinary Business
	1	Approve Share Option Scheme of Hutchison Harbour Ring Ltd.		For	Against		Mgmt
Given the unfavorable terms of most Hong Kong options plans, this plan included, we recommend that shareholders vote against this proposal.
	2	Approve Share Option Scheme of Hutchison 3G UK Hldgs. Ltd.		For	Against		Mgmt
Given the potential dilution to existing shareholders under the proposed share option scheme, we recommend that shareholders vote against this proposal.
	3	Approve Share Option Scheme of Hutchison 3G Italia S.p.A.		For	Against		Mgmt
See Item 2.

183

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Hypo Real Estate Holding AG		D3449E108			None		112
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Approve Creation of EUR 201.1 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
6

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 450 Million with Preemptive Rights; Approve Creation of EUR 40.2 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	7	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members		For	For		Mgmt
	8	Approve Conversion of Preference Shares into Common Shares		For	For		Mgmt
	9	Special Resolution for Holders of Common Shares: Approve Conversion of Preference Shares into Common Shares		For	For		Mgmt
	10	Amend Articles Re: Supervisory Board		For	For		Mgmt
	11	Elect Ferdinand Graf von Ballestrem, Antoine Jeancourt-Galignani, Pieter Korteweg, Robert Mundheim, Klaus Pohle, and Kurt Viermetz to the Supervisory Board		For	For		Mgmt
	12	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt

184

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/02/04 - A	Iberdrola S.A.		E6164R104			None		1,215
	1	Approve Financial Statements, Allocation of Income and Dividends, and Discharge Directors		For	For		Mgmt
	2	Adopt New Articles of Association		For	For		Mgmt
	3	Approve General Meeting Guidelines; Information on Board Guidelines		For	For		Mgmt
	4	Approve Merger by Absorption of Subsidiaries Iberdrola Gas S.A. and Star 21 Networks Espana, S.A.		For	For		Mgmt
	5	Authorize Issuance of Convertible Bonds and/or Warrants without Preemptive Rights with a Maximum Limit of EUR 1 Billion		For	For		Mgmt
	6	Authorize Issuance of Convertible Bonds and/or Warrants with Preemptive Rights with a Maximum Limit of EUR 1 Billion		For	For		Mgmt
	7	Authorize Issuance of Bonds/Debentures up to Aggregate Nominal Amount of EUR 1.2 Billion, or EUR 1.5 Billion in the Case of Debentures		For	For		Mgmt
	8	Authorize Repurchase of Shares and Reduce Capital Via Cancellation of Repurchased Shares		For	For		Mgmt
	9	Approve Listing of Shares on Secondary Exchanges in Spain or Overseas		For	For		Mgmt
	10	Approve Creation of Foundations		For	For		Mgmt
	11	Approve Auditors		For	For		Mgmt
	12	Ratify Appointment of Directors		For	For		Mgmt
	13	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/23/04 - A	IBERIA Lineas Aereas de Espana		E6167M102			None		703
	1	Approve Individual and Consolidated Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Reelect Deloitte & Touche Espana S.L. as Auditors		For	For		Mgmt
	3	Amend Articles 27, 28, 36, 37, 38, 40, and 41 Re: General Meeting, Attendance, Representation at the Meetings, Approval of Resolutions, Access to Information		For	For		Mgmt
	4	Approve General Meeting Guidelines		For	For		Mgmt
	5	Approve Stock Option Plan for Chairman of Board		For	Against		Mgmt

Due to the discount (30 percent) on the stock options for which the executive chairman would be eligible, we cannot recommend support for this resolution. Although the dilution for the plan (0.1 percent) falls within ISS’s guidelines, the negative discount feature outweighs the fact that dilution is minimal.

	6	Approve Remuneration of Directors		For	For		Mgmt
	7	Authorize Repurchase of Shares		For	For		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

185

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	IBERIA Lineas Aereas de Espana		E6167M102			None		703
	1	Approve Individual and Consolidated Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Reelect Deloitte & Touche Espana S.L. as Auditors		For	For		Mgmt
	3	Amend Articles 27, 28, 36, 37, 38, 40, and 41 Re: General Meeting, Attendance, Representation at the Meetings, Approval of Resolutions, Access to Information		For	For		Mgmt
	4	Approve General Meeting Guidelines		For	For		Mgmt
	5	Approve Stock Option Plan for Chairman of Board		For	Against		Mgmt
	6	Approve Remuneration of Directors		For	For		Mgmt
	7	Authorize Repurchase of Shares		For	For		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

05/26/04 - A	ICI (Imperial Chemical Industries Plc)		G47194223			None		2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	To Confirm the First and Second Interim Dividends of 2.75 and 3.50 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect John McAdam as Director		For	For		Mgmt
	5	Re-elect Lord Butler as Director		For	For		Mgmt
	6	Elect Peter Ellwood as Director		For	For		Mgmt
	7	Elect David Hamill as Director		For	For		Mgmt
	8	Elect Baroness Noakes as Director		For	For		Mgmt
	9	Reappoint KPMG Audit plc as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Approve ICI Executive Share Option Plan 2004		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 208,799,624		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 59,560,019		For	For		Mgmt
	14	Authorise 119,120,038 Ordinary Shares for Market Purchase		For	For		Mgmt

186

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A	IHC Caland NV		N44062128			None		102
	1	Open Meeting		None	None		Mgmt
	2.1	Receive Report of Management Board		None	None		Mgmt
	2.2	Receive Report of Supervisory Board		None	None		Mgmt
	2.3	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	4	Approve Allocation of Income and Dividends of $1.40 Per Share		For	For		Mgmt
	5.1	Approve Discharge of Management Board		For	For		Mgmt
	5.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

	8.1	Grant Board Authority to Issue Ordinary Shares Up to 10 Percent of Issued Ordinary Share Capital		For	For		Mgmt
	8.2	Grant Board Authority to Exclude Preemptive Rights from Share Issuance Under Item 8.1		For	For		Mgmt
	8.3	Grant Board Authority to Issue 240,000 Shares for Company’s Stock Option Plan		For	For		Mgmt
	9	Elect L. Ligthart Supervisory Board		For	For		Mgmt
	10	Approve Remuneration of Supervisory Board		For	For		Mgmt
	11	Other Business		None	None		Mgmt
	12	Close Meeting		None	None		Mgmt

187

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/03/04 - A/S	Imerys (Formerly Imetal)		F49644101			None		13
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 7.50 per Share		For	For		Mgmt
	5	Reelect Paul Desmarais, Jr. as Supervisory Board Member		For	For		Mgmt
	6	Reelect Jocelyn Lefebvre as Supervisory Board Member		For	Against		Mgmt
	7	Reelect Eric Le Moyne de Serigny as Supervisory Board Member		For	For		Mgmt
	8	Reelect Yves-Rene Nanot as Supervisory Board Member		For	For		Mgmt
	9	Reelect Edouard de Rothschild as Supervisory Board Member		For	For		Mgmt
	10	Appoint Ernst & Young Audit and Deloitte Touche Tohmatsu as Auditors and Jean-Marc Montserrat and BEAS as Alternate Auditors		For	For		Mgmt
	11	Approve Terms of Amended and Restated 2000 Employee Stock Purchase Plan Reserved for Employees of American Subsidiaries		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	13	Approve Four-for-One Stock Split		For	For		Mgmt
	14	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 60 Million		For	For		Mgmt
	15	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 60 Million		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but companies also should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. However, a potential increase of 47.26 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests to issue capital without preemptive rights.

188

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Authorize Capitalization of Reserves of Up to EUR 60 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
	17	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 90 Million		For	For		Mgmt
	18	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	19	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	20	Amend Article 24 in Accordance with 2003 Legal Changes Re: Related-Party Transactions		For	Against		Mgmt

ISS does not support the new definition of related parties. We believe that the 5-percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. Furthermore, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision.

	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/14/04 - A	IMI PLC		G47152106			None		2,324
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9.5 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect T Gateley as Director		For	For		Mgmt
	5	Elect W Whitney as Director		For	For		Mgmt
	6	Elect D Nicholas as Director		For	For		Mgmt
	7	Re-elect T Slack as Director		For	For		Mgmt
	8	Re-elect G Allen as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 29,330,000		For	For		Mgmt
	12	Approve IMI Sharesave Plan		For	For		Mgmt
	A	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,400,000		For	For		Mgmt
	B	Authorise 35,200,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	C	Adopt New Articles of Association		For	For		Mgmt

189

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Independent News & Media Plc (frm. Indep.Newspapers)		G4755S126			06/26/04		500
	1	Receive and Adopt Financial Statements and Reports of the Directors and Auditors		For	For		Mgmt
This is a routine item.
	2	Declare Final Dividend		For	For		Mgmt
This is a routine proposal.
	3	Elect Directors		For	For		Mgmt
	3.1	Reelect L.P. Healy as Director		For
Despite these shortcomings, director elections are standard proposals at annual meetings and these concerns would not be enough to lead us to oppose these candidates.
	3.2	Reelect P.M Cosgrove as Director		For
	3.3	Reelect V.C. Crowley as Director		For
	3.4	Reelect I.G. Falton as Director		For
	3.5	Reelect Sen. M.N. Haynes as Director		For
	3.6	Reelect G.K. O’Reilly as Director		For
	3.7	Reelect B.E. Somers as Director		For
	3.8	Reelect Baroness M. Jay as Director		For
	3.9	Reelect F. Murray as Director		For
	3.10	Reelect B. Hillary as Director		For
	4	Approve Remuneration of Directors		For	For		Mgmt
This is a routine proposal.
	5	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
This is a routine proposal.
	6	Consider and Authorize Company to Convene Next AGM at any Location Outside the State		None	None		Mgmt
This is a non-contentious item.

190

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - S	Independent News & Media Plc (frm. Indep.Newspapers)		G4755S126			06/26/04		500
	1	Authorize Share Repurchase Program		For	For		Mgmt

Some shareholders object to share buybacks and prefer to see extra cash invested in new businesses or paid out as dividends. When used judiciously, we believe that repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

	2	Approve Issuance of Equity or Equity-Linked Securities for Cash without Preemptive Rights		For	For		Mgmt

The amount of potential dilution that existing shareholders would have to accept is only five percent, and the number of shares available for rights issues in which the preemptive rights of certain shareholders are waived is sufficiently limited to protect shareholders from excessive cash calls.

06/25/04 - A	Indra Sistemas Sa		E6271Z155			None		218
	1	Accept Financial Statements and Statutory Reports; Approve Allocation of Income		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Merger Balance Sheet; Approve Merger by Absorption of Sistemas Integrales Indraseg S.L.		For	For		Mgmt
	5	Amend Articles 14 Re: Remote Voting, Representation and Voting Rights		For	For		Mgmt
	6	Approve Changes to General Meeting Guidelines		For	For		Mgmt
	7	Accept Report on Changes to the Board Guidelines		For	For		Mgmt
	8	Fix Number of Directors; Elect Directors		For	For		Mgmt
	9	Approve Remuneration of Directors		For	For		Mgmt
	10	Approve Auditors		For	For		Mgmt
	11	Authorize Share Repurchase Program		For	For		Mgmt
	12	Allow Questions		For	For		Mgmt
	13	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

191

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/26/04 - A	Indra Sistemas Sa		E6271Z155			None		218
	1	Accept Financial Statements and Statutory Reports; Approve Allocation of Income		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Merger Balance Sheet; Approve Merger by Absorption of Sistemas Integrales Indraseg S.L.		For	For		Mgmt
	5	Amend Articles 14 Re: Remote Voting, Representation and Voting Rights		For	For		Mgmt
	6	Approve Changes to General Meeting Guidelines		For	For		Mgmt
	7	Accept Report on Changes to the Board Guidelines		For	For		Mgmt
	8	Fix Number of Directors; Elect Directors		For	For		Mgmt
	9	Approve Remuneration of Directors		For	For		Mgmt
	10	Approve Auditors		For	For		Mgmt
	11	Authorize Share Repurchase Program		For	For		Mgmt
	12	Allow Questions		For	For		Mgmt
	13	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/27/04 - A	ING Groep NV		N4578E413			04/20/04		3,735
	1	Open Meeting		None	None		Mgmt
	2.1	Receive Reports of Management and Supervisory Boards		None	None		Mgmt
	2.2	Receive Explanation of Reserves and Dividend Policy		None	None		Mgmt
	3.1	Approve Financial Statements of 2003		For	For		Mgmt
	3.2	Approve Dividends		For	For		Mgmt
	4	Ratify Ernst & Young Accountants as Auditors		For	For		Mgmt
	5.1	Approve Discharge of Management Board		For	For		Mgmt
	5.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7.1	Approve Remuneration Policy of Management Board		For	For		Mgmt
	7.2	Approve Long-Term Incentive Plan (50 Percent Stock Options and 50 Percent Performance Shares)		For	For		Mgmt
8

Amend Articles Re: Binding Director Nominations; Establish Profile on Expertise and Ethical Standards for Directors; Approve Remuneration Policy for Management Board; Threshold for Submitting Shareholder Proposals; Reduce Par Value of B Preference Share

				For	For		Mgmt
	9	Elect Supervisory Board Member		For	For		Mgmt
	10	Elect E. Bourdais de Charbonniere as New Member of Supervisory Board		For	For		Mgmt
11

Grant Board Authority to Issue Ordinary Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Capital and All Authorized Yet Unissued B Preference Shares Restricting/Excluding Preemptive Rights

				For	Against		Mgmt
Due to the potential excessive dilution of 28.2 percent, we advise a vote against the proposal.
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	13	Other Business		None	None		Mgmt

192

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - S	INTERBREW		B5096U121			04/22/04		420
Special Meeting Agenda
	1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	2	Allow Board to Delegate Powers with Regard to the Above Item to Secretary General		For	For		Mgmt
	3.1	Receive Board’s Special Report on Issuance of 5,000,000 Subscription Rights Presented in Accordance with Requirements of Article 583 of Companies Code		None	None		Mgmt
	3.2	Receive Board’s and Auditor’s Special Reports on Cancellation of Preemptive Rights as Required by Articles 596 and 598 of Companies Code		None	None		Mgmt
	3.3	Approve Cancellation of Preemptive Rights with Regard to Issuance of Subscription Rights in Favor of Senior Management and Directors		For	For		Mgmt
	3.4	Approve Grants of 5,000,000 Subscription Rights		For	For		Mgmt
	3.5	Approve Issuance of Shares and Increase in Share Capital Pursuant to Exercise of Subscription Rights Referred to Above		For	For		Mgmt
	4.1	Authorize Company’s Human Resources and Nominating Committee to Determine the Identity of the Recipients and the Number of Offered Subscription Rights		For	For		Mgmt
	4.2	Authorize Two Directors to Ratify and Execute Approved Resolutions and to File Required Documents/Other Formalities		For	For		Mgmt

193

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	International Power Plc (formerly National Power Plc)		G4890M109			None		2,231
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Elect Mark Williamson as Director		For	For		Mgmt
	3	Elect Stephen Riley as Director		For	For		Mgmt
	4	Elect Anthony Concannon as Director		For	For		Mgmt
	5	Re-elect Sir Neville Simms as Director		For	For		Mgmt
	6	Re-appoint KPMG Audit Plc Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Approve Remuneration Report		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 184,565,843		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 27,684,876.50		For	For		Mgmt
	10	Authorise 110,739,506 Ordinary Shares for Market Purchase		For	For		Mgmt

03/02/04 - S	Invensys Plc (Formelry Btr Siebe Plc)		G49133104			None		11,555
1

Approve Sub-Division of Each Issued Ordinary Share of 25 Pence Each into 1 Ordinary Share of 1 Pence and 1 Deferred Share of 24 Pence; and Sub-Division of Each Authorised but Unissued Ordinary Share of 1 Pence Each into 25 Ordinary Shares of 1 Pence Each

				For	For		Mgmt
	2	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to GBP 21,873,630 Pursuant to Placing and Open Offer and Otherwise up to Aggregate Nominal Amount of GBP 18,957,146		For	For		Mgmt
3

Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to GBP 21,873,630 Pursuant to Placing and Open Offer and Otherwise up to Aggregate Nominal Amount of GBP 2,843,572

				For	For		Mgmt

194

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - S	Invensys Plc (Formelry Btr Siebe Plc)		G49133104			None		11,555
	1	Approve Disposal of the Powerware Business of Invensys plc to the Eaton Corporation		For	For		Mgmt

06/29/04 - A	Isetan Co. Ltd.		J24392102			03/31/04		300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 0		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

06/25/04 - A	Ishikawajima-Harima Heavy Ind. Co.		J24822108			03/31/04		3,400
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt
	2	Approve Reduction in Retained Profit Reserves		For	For		Mgmt

IHI proposes to take JY 7.839 billion from its retained profit reserve, which contained JY 16.231 billion as of March 31, and transfer this amount to a surplus account. The funds will be available for future dividend payments or for share repurchases.

	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and has been facing downward pressure on its share price as those financial institutions have been reducing their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

195

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A	ISS A/S (Formerly ISS International Service)		K5053D104			03/11/04		71
	1	Receive Report of Board		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Management and Board		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of DKK 4 Per Share		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6.1	Amend Articles Re: Delete Paragraph Due to Abolishment of Stock Options as Part of Board Remuneration		For	For		Mgmt
	6.2	Approve Remuneration of Directors in the Amount of DKK 300,000 Per Director		For	For		Mgmt
	7	Approve Issuance of 400,000 Shares for Employee Stock Purchase Plan		For	For		Mgmt
	8	Reelect Tom Knutzen and Sven Riskaer as Directors; Elect Karin Verland as New Director		For	For		Mgmt
	9	Ratify KPMG C. Jespersen and Deloitte as Auditors		For	For		Mgmt
	10	Other Business (Non-Voting)		None	None		Mgmt

05/04/04 - A/S	Italcementi Spa		T5976T104			04/29/04		57
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Term		For	Against		Mgmt
Given the total lack of disclosure of information with respect to board nominees and the fact that the election of directors is bundled, ISS recommends a vote against this resolution.
	3	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

196

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Remuneration of Members of the Remuneration Committee, the Internal Control Committee, and the Company’s Monitoring Organism		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.   This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

06/29/04 - A	Itochu Corp.		J2501P104			03/31/04		3,400
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt

The company is not paying a dividend, as it posted a net loss for the year. That loss was not from the company’s core operations, but rather valuation losses on its securities portfolio and special charges related to a change in pension accounting standard.

	2	Amend Articles to: Expand Business Lines		For	For		Mgmt
The company seeks to expand its business to have the right to trade greenhouse gas emission rights. This is related to the company’s core energy business.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

197

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Itochu Techno-Science		J25022104			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 13, Final JY 13, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Itochu Corp. controls over 45 percent of the company’s voting rights, meaning that a repurchase in which it does not tender its shares is likely to result in a “creeping takeover” without payment of a control premium to independent shareholders. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, two of the nominees for independent auditor (Candidates 2 and 3) — life-long employees of the company’s largest shareholder — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
Refer to 4.2.
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt

198

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/19/04 - A	ITV PLC		G4984A110			None		6,334
	1	Elect Sir Peter Burt as Director		For	For		Mgmt
	2	Elect David Chance as Director		For	For		Mgmt
	3	Elect James Crosby as Director		For	For		Mgmt
	4	Elect John McGrath as Director		For	For		Mgmt
	5	Elect Brian Pitman as Director		For	For		Mgmt
	6	Elect George Russell as Director		For	For		Mgmt
	7	Elect Etienne de Villiers as Director		For	For		Mgmt
	8	Elect Charles Allen as Director		For	For		Mgmt
	9	Elect Henry Staunton as Director		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 140,000,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 21,000,000		For	For		Mgmt
	12	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 150,000		For	For		Mgmt
	13	Authorize 408 Million Ordinary Shares and 12 Million Convertible Shares for Market Purchase		For	For		Mgmt
	14	Approve Performance Share Plan		For	For		Mgmt

06/25/04 - A	Japan Airlines System Corp.		J26006106			03/31/04		2,000
	1	Approve Allocation of Income, with No Dividends		For	For		Mgmt
	2	Amend Articles to: Change Company Name to Japan Airlines Corp. - Create Position of Group CEO - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

199

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Japan Tobacco Inc		J27869106			03/31/04		1
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5000, Final JY 5000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/25/04 - A	JFE HOLDINGS INC.		J2817M100			03/31/04		800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

06/29/04 - A	Joyo Bank Ltd.		J28541100			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

06/29/04 - A	Kajima Corp.		J29223120			03/31/04		1,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

200

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Kansai Electric Power Co. Inc.		J30169106			03/31/04		2,800
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonus for Director and Special Bonus for Family of Deceased Statutory Auditor		For	For		Mgmt
Shareholder Proposals
	5	Amend Articles to Restrict Board Size to 15 Directors		Against	Against		ShrHoldr
	6	Amend Articles to Require Appointment of an Environmental Group Representative as a Statutory Auditor		Against	Against		ShrHoldr
	7	Amend Articles to Declare Company’s Commitment to Fight Global Warming		Against	Against		ShrHoldr
	8	Amend Articles to Declare Company’s Commitment to Switching from Nuclear Power to Natural Energy		Against	Against		ShrHoldr
	9	Amend Articles to Require Additional Disclosure of Company’s Corporate Ethics Policies		Against	Against		ShrHoldr
	10	Amend Articles to Require Company to Prioritize Retention of Skilled Employees		Against	Against		ShrHoldr
	11	Amend Articles to Require Company to Refrain from Cutting Maintenance and Improvement Expenditures Due to Economic Downturns		Against	Against		ShrHoldr
	12	Approve Alternate Income Allocation, with Final Dividend of JY 35 per Share and Allocation of Funds to Reserve for Withdrawal from Nuclear Fuel Reprocessing		Against	Against		ShrHoldr
	13	Remove Company Chairman from Board		Against	Against		ShrHoldr
	14	Amend Articles to Restrict Board Size to 15 Directors and Require One Director to Have Responsibility for Workers Injured by Nuclear Radiation - Cut Directors’ Term to One Year		Against	Against		ShrHoldr
15

Amend Articles to Require Establishment of Compensation Committee Consisting Entirely of Outside Directors - Require Disclosure of Individual Director Compensation - Abolish Payment of Retirement Bonuses

				Against	Against		ShrHoldr
	16	Amend Articles to Require Establishment of Committee to Promote Abandonment of Nuclear Power Generation		Against	Against		ShrHoldr
	17	Amend Articles to Require Establishment of Committee on Monetary Donations		Against	Against		ShrHoldr
	18	Amend Articles to Require Establishment of Committee for Consultation with Local Residents on Abandonment of Major Projects		Against	Against		ShrHoldr
	19	Amend Articles to Require Complete Abandonment of Nuclear Fuel Reprocessing		Against	Against		ShrHoldr
	20	Amend Articles to Prohibit Creation, Use or Storage of Plutonium Fuels		Against	Against		ShrHoldr

201

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Kao Corp.		J30642169			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 16, Final JY 16, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt
	7	Approve Retirement Bonuses for Directors		For	For		Mgmt

05/04/04 - A	KarstadtQuelle AG (Formerly Karstadt Ag)		D38435109			None		70
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.71 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify BDO Deutsche Warentreuhand AG as Auditors		For	For		Mgmt
	6	Elect Thomas Middelhoff and Hans Reischl to the Supervisory Board; Elect Jochen Appell and Juergen Than as Substitute Supervisory Board Members		For	For		Mgmt
	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

202

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Kawasaki Heavy Industry Ltd.		J31502107			03/31/04		3,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/29/04 - A	KAWASAKI KISEN KAISHA LTD		J31588114			03/31/04		1,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 0		For	For		Mgmt
Payout ratio for the year is approximately 24 percent.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Approve Executive Stock Option Plan		For	For		Mgmt

The company proposes to grant options over 700,000 shares, a small fraction of one percent of issued capital, to directors and employees of Kawasaki Kisen and its subsidiaries. Maximum potential dilution from this plan, coupled with dilution from the company’s previous option plans, comes to less than one percent of issued capital, which falls within ISS guidelines. We have no reason to oppose this resolution.

203

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	4.6	Elect Director		For
	4.7	Elect Director		For
	4.8	Elect Director		For
	4.9	Elect Director		For
	4.10	Elect Director		For
	4.11	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 1) - a longtime executive director at one of the company’s main banks — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. The candidate continues to hold an executive position at the bank’s holding company.

	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing this item.

04/29/04 - A	KBC Bank and Insurance Holding Company		B53789101			None		123
Annual Meeting Agenda
	1	Receive Directors’ Report		None	None		Mgmt
	2	Receive Auditors’ Report		None	None		Mgmt
	3	Approve Financial Statements and Allocation of Income and Gross Dividend of EUR 1.64 per Share		For	For		Mgmt
	4	Approve Discharge of Directors		For	For		Mgmt
	5	Approve Discharge of Auditors		For	For		Mgmt
	6	Elect Directors		For	Split		Mgmt

204

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6.1	Reelect Willy Duron, Emile Celis, Christin Defrancq, Rik Donckels, Frans Florquin, Xavier Lienart, Paul Peeters, Patrick Vanden Avenne, Germain Vantieghem, and Marc Wittemans as Directors		For
	6.2	Reelect Willy Breesch and Alfons Wouters as Directors and Confirm Them as Independent Directors		Against
	6.3	Confirm Jozef Cornu and Herwig Langohr as Independent Directors		For	Against		Mgmt
	6.4	Reappoint Ernst & Young as Auditors and Fix Their Remuneration		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Transact Other Business		None	None		Mgmt

04/29/04 - S	KBC Bank and Insurance Holding Company		B53789101			None		123
Special Meeting Agenda
	1	Receive Directors’ Special Report Regarding Plans to Increase Share Capital within the Framework of Authorized Capital		None	None		Mgmt
	2	Renew Authorization to Increase Share Capital within the Framework of Authorized Capital up to EUR 200 Million for Period of Five Years		For	Against		Mgmt

The amount of the authorization represents a potential increase of approximately 30 percent over the currently issued capital. The authorization request under Item 2 therefore exceeds our policy guidelines, which allows for capital increases of up to 20 percent when the securities are issued without preemptive rights.

	3	Amend Articles Re: Delete Transitional Provision Concerning Bond Loan		For	For		Mgmt
	4	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	5	Amend Articles Re: Independent Directors		For	For		Mgmt
	6	Amend Articles Re: Board’s Executive Committee		For	For		Mgmt
	7	Amend Articles Re: Allocation of Profit		For	For		Mgmt
8

Renew Authorization to Increase Share Capital Through Issuance of Warrants/Convertible Bonds with or without Preemptive Rights within the Framework of Authorized Capital up to EUR 200 Million for Period of Five Years

				For	Against		Mgmt

205

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

The amount of the authorization represents a potential increase of approximately 30 percent over the currently issued capital. The authorization request would therefore exceed our policy guidelines, which allows for capital increases of up to 20 percent when the securities are issued without preemptive rights.

	9	Authorize Implementation of Approved Resolutions and Filing of Required Documents/Formalities at Trade Registry		For	For		Mgmt

06/29/04 - A	Keihin Electric Railway Co. Ltd.		J32104119			03/31/04		1,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Approve Reducion in Capital Reserves		For	For		Mgmt
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Special Bonus for Family of Deceased Statutory Auditor and Approve Retirement Bonus for Statutory Auditor		For	Against		Mgmt

06/29/04 - A	Keio Electric Railway		J32190126			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

206

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the two nominees for independent auditor (Candidate 1 and 2) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidate 1 is a former director of a major shareholder of the company. Candidate 2 is currently a senior managing director of the company’s secong largest shareholder.

	5.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
Refer to item 5.1.
	6	Approve Retirement Bonuses for Directors		For	For		Mgmt
	7	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt

04/28/04 - A	KEPPEL CORPORATION LTD		V53838112			None		1,822
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend of SGD 0.11 Per Share		For	For		Mgmt
	3	Reelect Choo Chiau Beng as Director		For	For		Mgmt
	4	Reelect Lim Hock San as Director		For	For		Mgmt
	5	Reelect Lee Soo Ann Tsao Yuan as Director		For	For		Mgmt
	6	Reelect Leung Chun Ying as Director		For	For		Mgmt
	7	Approve Directors’ Fees of SGD 492,000		For	For		Mgmt
	8	Reappoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	9	Authorize Share Repurchase Program		For	For		Mgmt
	10	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	11	Approve Mandate for Transactions with Related Parties		For	For		Mgmt

04/28/04 - S	KEPPEL CORPORATION LTD		V53838112			None		1,822
Special Business
	1	Approve Capital Distribution to Shareholders of SGD 0.18 in Cash for Every Share Held		For	For		Mgmt

207

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/26/04 - C	KEPPEL CORPORATION LTD		V53838112			None		1,822
1

Approve Capital Reduction of SGD 110 Million and a Maximum of Up to SGD 32.16 Million Standing to the Credit of the Company’s Special Reserve Account and Share Premium Account, Respectively, Which is to be Effected by a Cash Distribution to Shareholders

				For	For		Mgmt

05/26/04 - A	KESA ELECTRICALS PLC		G5244H100			None		1,120
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Approve Final Dividend of 7.5 Pence Per Ordinary Share		For	For		Mgmt
	5	Elect David Newlands as Director		For	For		Mgmt
	6	Elect Jean-Noel Labroue as Director		For	For		Mgmt
	7	Elect Martin Reavley as Director		For	For		Mgmt
	8	Elect Peter Wilson as Director		For	For		Mgmt
	9	Elect Michel Brossard as Director		For	For		Mgmt
	10	Elect Andrew Robb as Director		For	For		Mgmt
	11	Elect Bernard Dufau as Director		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 44,129,432		For	For		Mgmt
	13	Approve the Kesa Electricals plc Share Incentive Plan		For	For		Mgmt
	14	Approve the Kesa Electricals plc Plan d’Espargne de Groupe (PEG)		For	For		Mgmt
	15	Approve the Kesa Electricals plc Long-Term Incentive Plan		For	For		Mgmt
	16	Authorise the Directors to Amend the Rules of the SIP, PEG, LTIP and Any Other Schemes They Consider Necessary		For	For		Mgmt
	17	Authorise the Company to Make EU Political Donations and Incur EU Political Expenditure up to Aggregate Nominal Amount of GBP 250,000		For	For		Mgmt
	18	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 6,619,415		For	For		Mgmt
	19	Authorise 52,955,321 Ordinary Shares for Market Purchase		For	For		Mgmt

208

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Kidde PLC		G5254B100			None		2,605
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 1.81 Pence Per Share		For	For		Mgmt
	4	Elect Richard Gillingwater as Director		For	For		Mgmt
	5	Re-elect Michael Kirkwood as Director		For	For		Mgmt
	6	Re-elect John Poulter as Director		For	For		Mgmt
	7	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 26,960,627.90		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,200,000		For	For		Mgmt
	11	Authorise 42 Million Shares for Market Purchase		For	For		Mgmt
	12	Amend Articles of Association Re: Electronic Communication		For	For		Mgmt

06/03/04 - A	Kingfisher Plc		G5256E441			None		1
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 6.15 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Duncan Tatton-Brown as Director		For	For		Mgmt
	5	Re-elect Sir Francis Mackay as Director		For	For		Mgmt
	6	Re-elect Michael Hepher as Director		For	For		Mgmt
	7	Re-elect Margaret Salmon as Director		For	For		Mgmt
	8	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 108,526,099		For	For		Mgmt
	10	Approve Scrip Dividend		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to a Nominal Value of 5 Percent of the Issued Share Capital of the Company		For	For		Mgmt
	12	Authorise 233,210,664 Ordinary Shares for Market Purchase		For	For		Mgmt

209

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Kintetsu Corp. (formerly Kinki Nippon Railway Co.)		J33136128			03/31/04		3,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidate 3 worked at the company’s external audit firm as a partner.

	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.5	Appoint Internal Statutory Auditor		For	For		Mgmt

210

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/08/04 - A	Klepierre		F5396X102			None		25
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 2 per Share		For	For		Mgmt
	5	Approve Stock Dividend Program		For	For		Mgmt
	6	Reelect Jean Nunez as Supervisory Board Member		For	Against		Mgmt

ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on such key board committees as the audit and remuneration committees, threaten to undermine the purpose of these committees in providing independent oversight and preventing conflicts of interest. Because we do not support the inclusion of insiders on the Audit and Remuneration Committee, we recommend that shareholders oppose Christian Manset and Jean Nunez for serving on the Audit Committee, and Vivien Levy-Garboua for serving on the Audit and Remuneration committees. We classify these non-executives as insiders, based on their executive position in the company’s majority shareholder BNP Paribas. However, we recommend that shareholders vote for Laurent Treca, Bertrand Letamendia, Bertrand Jacquillat, Bertrand de Feydeau, Jerome Bedier, and Dominique Hoenn.

	7	Reelect Laurent Treca as Supervisory Board Member		For	For		Mgmt
	8	Reelect Bertrand Letamendia as Supervisory Board Member		For	For		Mgmt
	9	Reelect Bertrand Jacquillat as Supervisory Board Member		For	For		Mgmt
	10	Reelect Christian Manset as Supervisory Board Member		For	Against		Mgmt
	11	Reelect Vivien Levy-Garboua as Supervisory Board Member		For	Against		Mgmt
	12	Reelect Bertrand de Feydeau as Supervisory Board Member		For	For		Mgmt
	13	Elect Jerome Bedier as Supervisory Board Member		For	For		Mgmt
	14	Elect Dominique Hoenn as Supervisory Board Member		For	For		Mgmt
	15	Appoint Cabinet Mazars et Guerard as Auditors and Patrick de Cambourg as Deputy Auditors		For	For		Mgmt
	16	Appoint Cabinet Ernst & Young Audit as Auditors and Christian Mouillon as Deputy Auditors		For	For		Mgmt
	17	Approve Remuneration of Supervisory Board Members in the Aggregate Amount of EUR 150,000		For	For		Mgmt
	18	Authorize Share Repurchase		For	For		Mgmt
Special Business
	19	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	20	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 60 Million		For	For		Mgmt
The potential capital increase (33.52 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.

211

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	21	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 60 Million		For	For		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but also that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. A potential capital increase of 33.5 percent of issued capital per 26 months falls within the limit recommended by our guidelines for general requests to issue capital without preemptive rights.

	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	23	Amend Articles to Enable Directors to Retire by Rotation		For	Against		Mgmt

The ability to elect directors is the single most important use of the shareholder franchise. While ISS prefers that all supervisory board members stand for reelection every year, at least we would prefer to see the board members up to reelection at the same shareholder meeting, in case the company does not renew its board every year. Classifying the board makes it more difficult to effect a change of control through a proxy contest. Because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election. As such, we recommend to vote against this request.

	24	Amend Articles of Association to Reflect 2003 Financial Security Legislation Re: Shareholding Disclosure and Related Party Transactions		For	Against		Mgmt

In accordance with French law, shareholders who fail to report changes to their shareholdings may have their voting and economic rights suspended for up a period of up to five years, which ISS considers to be a shareholder unfriendly practice. We also disapprove of a shareholding disclosure requirement of 2 percent. ISS believes that a level of disclosure below 5 percent does not add substantially to shareholders’ interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. ISS does not support the new definition of related-party transactions. We believe that the 5 percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. Furthermore, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision. As such, recommend to vote against this proposal.

	25	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

212

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Komatsu Ltd.		J35759125			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Directors and Statutory Auditors		For	For		Mgmt
	7	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt

06/24/04 - A	Konami Corp. (formerly Konami Co. Ltd.)		J35996107			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 27, Final JY 27, Special JY 0		For	For		Mgmt
Payout ratio is approximately 32 percent on a consolidated basis.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

213

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Insiders control close to one-third of the company’s issued share capital, meaning that a repurchase in which they do not tender their shares is likely to result in a “creeping takeover” without payment of a control premium to independent shareholders. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For

Candidates 6 through 8 have been designated by Konami as outside directors. They are, respectively, the president of Maya Tec Co., a research director at Kochi University of Technology, and a senior corporate adviser to Shiseido Co.

	3.7	Elect Director		For
See item 3.6.
	3.8	Elect Director		For
See item 3.6.

02/27/04 - A	Kone Corporation		X45497116			02/17/04		72
	1.1	Receive Financial Statements Reports		None	None		Mgmt
	1.2	Receive Auditors’ Reports		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Determine Number of Members and Deputy Members of Board; Approve Remuneration of Board		For	For		Mgmt
	1.7	Ratify Auditors; Approve Remuneration of Auditors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Ratify Auditors		For	For		Mgmt
	2	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

214

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	4	Confirm Stock Option Plan for Key Employees Approved at Nov. 17, 2000, EGM; Confirm Creation of EUR 1.05 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	Against		Mgmt
Because of the grant of options to employees at an excessive discount/cash bonus and in keeping with our original opposition to the plan, we must recommend a vote against the proposal.

06/25/04 - A	Konica Minolta Holdings Inc. (formerly Konica Corp.)		J36060119			03/31/04		800
	1	Elect Directors		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

06/25/04 - A	Kubota Corp.		J36662138			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Kubota does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
The 20 nominees are all executives who have been with the company for a minimum of 28 years.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For

215

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For
	3.15	Elect Director		For
	3.16	Elect Director		For
	3.17	Elect Director		For
	3.18	Elect Director		For
	3.19	Elect Director		For
	3.20	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He is a former partner of Kubota’s outside audit firm, Tohmatsu.

	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
The retiring directors are all executives.

05/26/04 - A	Kudelski Sa		H46697142			None		32
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Reelect Andre Kudelski, Claude Smadja, Norbert Bucher, Laurent Dassault, Patrick Foetisch, Stefan Kudelski, and Gerard Limat as Directors; Elect Pierre Lescure as Director		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers SA as Auditors		For	For		Mgmt
	6	Extend Terms of Conditional Pool Authorization by Two Years		For	For		Mgmt

216

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Transact Other Business (Non-Voting)		None	None		Mgmt

04/28/04 - A	Kuoni Reisen Holding AG		H47075108			None		6
	1	Approve Agenda of Meeting		For	For		Mgmt
	2	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	3	Receive Auditors Report		None	None		Mgmt
	4.1	Accept Annual Report		For	For		Mgmt
	4.2	Accept Annual Account		For	For		Mgmt
	4.3	Accept Group Account		For	For		Mgmt
	4.4	Approve Allocation of Income and Dividends of CHF 1.40 per ‘A’ Share and CHF 7.00 per ‘B’ Share		For	For		Mgmt
	4.5	Approve Discharge of Board and Senior Management		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.2	Ratify KPMG Fides Peat as Auditors		For	For		Mgmt

06/25/04 - A	Kuraray Co. Ltd.		J37006137			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4.5, Final JY 5.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 2) — a former executive director of the company’s main bank — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

217

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Retirement Bonuses for Directors		For	For		Mgmt

06/29/04 - A	Kurita Water Industries Ltd.		J37221116			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 8, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Director		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He has been working for the company’s major shareholder Itochu Corp since 1971.

	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/25/04 - A	Kyocera Corp.		J37479110			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 30, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

218

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 1) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

06/29/04 - A	Kyushu Electric Power Co. Inc.		J38468104			03/31/04		1,400
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
The nominee for independent auditor does not appear to have any relationships which could lead to a conflict of interest.
	4	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated as independent. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

219

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Shareholder Proposals
	5	Amend Articles to Prohibit Generation of Electricity Using Pluthermal Process		Against	Against		ShrHoldr
	6	Amend Articles to Abolish Payment of Retirement Bonuses to Directors		Against	Against		ShrHoldr

As noted above, ISS has concerns about the payment of retirement bonuses to non-executives, because such payments, which are generally not disclosed and are left to some degree to the discretion of the executives, act as a disincentive for the outsiders to speak out against management. However, we do not object to the payment of retirement bonuses to the large majority of directors who are insiders, because retirement bonuses are taxed at lower rates and therefore reduce costs for the company. We therefore find this resolution too broad, and cannot support it.

	7	Amend Articles to Require Appointment of Directors Responsible for Corporate Social Responsibility, to Be Chosen by Shareholders		Against	Against		ShrHoldr
	8	Amend Articles to Require Establishment of Nuclear Waste Oversight Committee		Against	Against		ShrHoldr
	9	Amend Articles to Require Establishment of Committee of Directors and Outsiders to Study Protection of Scenic Landscapes		Against	Against		ShrHoldr
	10	Amend Articles to Require Establishment of Committee to Promote Purchases of Power Generated by Small-Scale Solar and Wind Power Plants		Against	Against		ShrHoldr
	11	Amend Articles to Include Provisions on Shut-Down of Kawauchi Nuclear Power Station		Against	Against		ShrHoldr

220

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A/S	L’air Liquide		F01764103			None		134
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 4.80 per Share		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Elect Rolf Krebs as Supervisory Board Member		For	Against		Mgmt

Because the company failed to provide the annual report for fiscal 2003 in a timely manner, we are unable to provide details on the composition of supervisory board or committees, individual share ownership, and board attendance under this item. We are also unable to categorize the directors and determine whether any insiders serve on board committees. In this market, we oppose the election of insiders to the audit and remuneration committees. ISS strongly believes that publicly listed companies should make the annual report available at least 21 days prior to the meeting, preferably via the Internet in addition to traditional channels. We recommend that shareholders contact the company’s investor relations department directly and express their desire to access the annual report in a timely manner. The company maintains a classified board, where only a minority of the directors are elected at each time. Classifying the board makes it more difficult to remove all members of an ineffective board. Furthermore, supervisory board members at L’Air Liquide stand for reelection every four years. ISS prefers that all directors stand for reelection each year, as the ability to elect directors is recognized by ISS as the single most exercise of shareownership rights. In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the reelection of the candidates proposed at this meeting.

	6	Reelect Edouard Royere as Supervisory Board Member		For	Against		Mgmt
	7	Ratify Ernst & Young as Auditors		For	For		Mgmt
In spite of the lack of information, we recommend to vote in favor of these resolutions.
	8	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	9	Ratify Valerie Quint as Alternate Auditor		For	For		Mgmt
	10	Ratify Patrick De Cambourg as Alternate Auditor		For	For		Mgmt
	11	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	12	Authorize Issuance of Bonds/Debentures in the Aggregat Value of Up to EUR 4 Billion		For	For		Mgmt

221

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	13	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	14	Authorize Increase in Capital by Capitalization of Reserves or by Issuance of Equity or Equity-Linked Securities with and without Preemptive Rights for an Aggregate Nominal Amount Up to EUR 2 Billion		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but companies also should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. While French companies routinely make large, multi-year capital issuance requests, ISS believes that a request for a period of five years is unwarranted and not typical in this market. Moreover, a potential increase of 183.5 percent of issued capital is excessive for a general issuance request, especially if issuances without preemptive rights are allowed under the authority. The limits prescribed by our guidelines for general issuance requests are 100 percent if preemptive rights are respected and 20 percent if preemptive rights are waived. By bundling issuances with and without preemptive rights under this proposal, the company did not allow for individual voting by shareholders. Based on the excessive dilution for issuances without preemptive rights, we recommend to vote against this proposal.

	15	Authorize Issuance of Convertible Bonds with and without Preemptive Rights and Approve Creation of EUR 1.5 Billion Pool of Conditional Capital to Guarantee Conversion Rights		For	Against		Mgmt

By bundling issuances with and without preemptive rights under this proposal, the company did not allow for separate voting by shareholders. Because the potential capital increase (184 percent over current issued capital per five years) exceeds the limits prescribed by our guidelines for issuances without preemptive rights, we recommend to vote against this request.

222

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Approve Stock Option Plan Grants		For	Against		Mgmt

We applaud the company’s decision not to grant options at a discount. It is common practice for French companies to request authorities that allow for stock option grants at a discounts of up to 20 percent. However, the total number of shares reserved for the company’s stock option plans exceeds our recommended guidelines for mature companies. Our guidelines provide that shares reserved for all share options plans may not exceed five percent of company’s issued share capital. Based on this consideration, we recommend to vote against this request.

	17	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/12/04 - A/S	L’air Liquide		F01764103			None		134
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 4.80 per Share		For	For		Mgmt
	4	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	5	Elect Rolf Krebs as Supervisory Board Member		For	Against		Mgmt
	6	Reelect Edouard Royere as Supervisory Board Member		For	Against		Mgmt
	7	Ratify Ernst & Young as Auditors		For	For		Mgmt
	8	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	9	Ratify Valerie Quint as Alternate Auditor		For	For		Mgmt
	10	Ratify Patrick De Cambourg as Alternate Auditor		For	For		Mgmt
	11	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	12	Authorize Issuance of Bonds/Debentures in the Aggregat Value of Up to EUR 4 Billion		For	For		Mgmt
Special Business
	13	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	14	Authorize Increase in Capital by Capitalization of Reserves or by Issuance of Equity or Equity-Linked Securities with and without Preemptive Rights for an Aggregate Nominal Amount Up to EUR 2 Billion		For	Against		Mgmt

223

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorize Issuance of Convertible Bonds with and without Preemptive Rights and Approve Creation of EUR 1.5 Billion Pool of Conditional Capital to Guarantee Conversion Rights		For	Against		Mgmt
	16	Approve Stock Option Plan Grants		For	Against		Mgmt
	17	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/29/04 - S	L’Oreal		F58149133			None		759
Special Business
	1	Remove Double-Voting Rights for Long-Term Registered Shareholders, Pending Approval of Item 3		For	For		Mgmt
	2	Amend Articles of Association to Allow Registered Shareholders to Register Holdings in Their Name by the Day of the Meeting, Pending Approval of Item 3		For	For		Mgmt
While we would like to see all shareholders—not just registered shareholders—benefit from this change, this is a positive amendment, and as such we recommend a vote in favor of this proposal.
	3	Approve Merger by Absorption of Gesparal; Approve Dissolution of Gesparal without Liquidation		For	For		Mgmt
	4	Approve Reduction in Share Capital via Cancellation of L’Oreal Shares Held by Gesparal		For	For		Mgmt
	5	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/29/04 - A	L’Oreal		F58149133			None		759
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.10 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt

224

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Reelect Rainer E. Gut as Director		For	Against		Mgmt

Because the company did not disclose any information regarding the new nominee, Bernard Kasriel, ISS is unable to include details regarding this nominee’s affiliation with the company, shareownership, or any board committee membership. Based on these considerations, we recommend shareholders a vote against the appointment of Bernard Kasriel. Furthermore, given Rainer E. Gut’s membership on the company’s Remuneration Committee, we recommend a vote against his reelection at this meeting.

	6	Elect Bernard Kasriel as Director		For	Against		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 1 Million		For	For		Mgmt
	8	Appoint PricewaterhouseCoopers Audit as Auditors and Yves Nicolas as Deputy Auditor		For	For		Mgmt
	9	Appoint Deloitte Touche Tohmatsu Audit as Auditors and Jean-Paul Picard as Deputy Auditor		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/11/04 - A	Lafarge		F54432111			None		225
Annual Meeting Agenda
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income, Dividends of EUR 3.45 per Share, and Stock Dividend Program		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Cooptation of Juan Gallardo as Director		For	For		Mgmt
	6	Reelect Jean Keller as Director		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissunace of Repurchased Shares		For	For		Mgmt
	8	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/25/04 - A	Lafarge		F54432111			None		225
Annual Meeting Agenda
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income, Dividends of EUR 3.45 per Share, and Stock Dividend Program		For	For		Mgmt

225

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Cooptation of Juan Gallardo as Director		For	For		Mgmt
	6	Reelect Jean Keller as Director		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissunace of Repurchased Shares		For	For		Mgmt
	8	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/11/04 - A/S	Lagardere S.C.A.		F5485U100			None		169
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.35 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Reelect Raymond H. Levy as Supervisory Board Member		For	For		Mgmt
	7	Reelect Pehr G. Gyllenhammar as Supervisory Board Member		For	For		Mgmt
	8	Reelect Pierre Lescure as Supervisory Board Member		For	For		Mgmt
	9	Reelect Didier Pineau-Valencienne as Supervisory Board Member		For	For		Mgmt
	10	Reelect Felix G. Rohatyn as Supervisory Board Member		For	For		Mgmt
	11	Reelect Groupama S.A. as Supervisory Board Member		For	For		Mgmt
	12	Reelect Manfred Bischoff as Supervisory Board Member		For	For		Mgmt
	13	Reelect George Chaudron de Courcel as Supervisory Board Member		For	For		Mgmt
	14	Reelect Christian Marbach as Supervisory Board Member		For	For		Mgmt
	15	Reelect Bernard Mirat as Supervisory Board Member		For	For		Mgmt
	16	Elect Bernard Arnaud as Supervisory Board Member		For	Against		Mgmt
	17	Elect Dr. Hubert Burda as Supervisory Board Member		For	Against		Mgmt
	18	Elect Rene Carron as Supervisory Board Member		For	Against		Mgmt

226

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	19	Elect Henri Proglio as Supervisory Board Member		For	Against		Mgmt
	20	Elect Francois Roussely as Supervisory Board Member		For	Against		Mgmt
	21	Appoint Bernard Esambert as Censor		For	For		Mgmt
	22	Approve Remuneration of Directors in the Aggregate Amount of EUR 600,000		For	For		Mgmt
	23	Authorize Issuance of Bonds/Debentures in the Aggregate Nominal Value of EUR 3 Billion		For	For		Mgmt
Special Business
	24	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million		For	For		Mgmt
	25	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million		For	For		Mgmt
	26	Authorize Capital Increase of Up to EUR 300 Million for Future Exchange Offers		For	For		Mgmt
	27	Authorize Capitalization of Reserves of Up to EUR 300 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
	28	Set Global Limit for Capital Increase to Result from Issuance Requests Pursuant to Items 24, 25 and 26 at EUR 300 Million		For	For		Mgmt
	29	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	30	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	31	Approve Stock Option Plan Grants		For	Against		Mgmt
	32	Amend Articles of Association to Reflect 2003 Legal Changes to French Commercial Code Re: Related-Party Transactions		For	Against		Mgmt
	33	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/28/04 - A	Lawson, Inc.		J3871L103			02/29/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 20, Final JY 21, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

227

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 1)cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt
We have no reason to oppose this resolution.

04/28/04 - A	Legal & General Group Plc		G54404127			None		15,527
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 3.33 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect Kate Avery as Director		For	For		Mgmt
	4	Re-elect Barrie Morgans as Director		For	For		Mgmt
	5	Elect John Pollock as Director		For	For		Mgmt
	6	Re-elect David Prosser as Director		For	For		Mgmt
	7	Re-elect Ronaldo Schmitz as Director		For	For		Mgmt
	8	Elect James Strachan as Director		For	For		Mgmt
	9	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Approve Remuneration Report		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,129,827		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,129,827		For	For		Mgmt
	14	Authorise 325,193,096 Ordinary Shares for Market Purchase		For	For		Mgmt
	15	Amend Articles of Association Re: Authorised Share Capital		For	For		Mgmt
	16	Approve Increase in Remuneration of Non-Executive Directors from GBP 750,000 to GBP 1,000,000		For	For		Mgmt

228

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Amend Articles of Association Re: Retirement of Directors by Rotation		For	For		Mgmt
	18	Approve Legal and General Group Plc Share Bonus Plan 2004		For	For		Mgmt

We accept that the number of restricted shares that may vest under the SBP is not excessive and recognise that the Company does not consider the plan to form part of its long-term incentive arrangement. As the restricted shares will form part of a participant’s total annual bonus entitlement, the performance criteria that apply toward the award of restricted shares is acceptable, which is the same as those that apply to the cash bonus. We do not find the plan contentious.

	19	Approve Legal and General Group Plc Performance Share Plan 2004		For	For		Mgmt

Although the Company is proposing a revised PSP based on the existing PSP, we would prefer the Company to have amended certain provisions of the plan. First, we advocate a lower percentage of awards to vest for median performance. The revised PSP maintains the same vesting of awards equivalent to 50% of salary. Second, we would prefer a higher threshold of top decile performance against the comparator group in order for all awards to vest. In this case, the Company must achieve top quintile performance. However, we recognise that this exceeds what most other UK companies use which is top quartile performance in order for all awards to vest. The Company has also adopted a new provision that grants discretion to the Remuneration Committee to require underlying financial performance to justify vesting of awards.

We do not consider the negative provisions to warrant a vote recommendation against the proposed plan.

05/11/04 - A	Li & Fung		G5485F144			None		4,000
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.25 Per Share		For	For		Mgmt
	3a	Reelect Danny Lau Sai Wing as Executive Director		For	For		Mgmt
	3b	Reelect Annabella Leung Wai Ping as Executive Director		For	For		Mgmt
	3c	Reelect Paul Edward Selway-Swift as Independent Non-Executive Director		For	For		Mgmt

229

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Remuneration of All Directors at HK$80,000 and Additional Remuneration of HK$50,000 for Non-Executive Directors Serving on the Audit Committee		For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	8	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	9	Amend Bylaws Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors		For	For		Mgmt

03/31/04 - A	Liberty International Plc (formerly Transatlantic Holdi		G8995Y108			None		334
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 13.25 Pence Per Share		For	For		Mgmt
	3	Re-elect John Abel as Director		For	For		Mgmt
	4	Re-elect Aidan Smith as Director		For	For		Mgmt
	5	Re-elect David Bramson as Director		For	For		Mgmt
	6	Re-elect Patrick Burgess as Director		For	For		Mgmt

230

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Re-elect Michael Rapp as Director		For	Against		Mgmt

RREV recommends shareholders oppose the re-election of Michael Rapp, as we do not consider him to be an independent NED due to his length of his service well in excess of nine years, he is a NED with Board Committee responsibilities as an independent and, based on our criteria, the Board does not constitute a majority of independent NEDs.

	8	Approve PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Remuneration Report		For	For		Mgmt

We do not support the membership of the Chairman, who is not independent, on the Remuneration Committee. However, in light of his announced retirement from the Board and the improvements made in the past year by the Company, we do not oppose this resolution.

	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 53,613,883		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,042,082		For	For		Mgmt
	12	Authorise 32,168,329 Shares for Market Repurchase		For	For		Mgmt

05/18/04 - A	Linde Ag		D50348107			None		119
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.13 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Amend Articles Re: Designate Electronic Publications for Meeting Anouncements and Invitations to Shareholder Meetings		For	For		Mgmt

231

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Lloyds TSB Group plc (formerly TSB Group)		G5542W106			None		2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3a	Elect Peter Ayliffe as Director		For	For		Mgmt
	3b	Elect Wolfgang Berndt as Director		For	For		Mgmt
	3c	Elect Angela Knight as Director		For	For		Mgmt
	3d	Elect Helen Weir as Director		For	For		Mgmt
	4a	Re-elect Ewan Brown as Director		For	For		Mgmt
	4b	Re-elect Eric Daniels as Director		For	For		Mgmt
	4c	Re-elect David Pritchard as Director		For	For		Mgmt
	4d	Re-elect Maarten van den Bergh as Director		For	For		Mgmt
	5	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	6	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	7	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 334,068,329; USD 40,000,000; EUR 40,000,000 and JPY 1,250,000,000		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 70,913,582		For	For		Mgmt
	9	Authorise 567 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	10	Adopt New Articles of Association		For	For		Mgmt
	11	Approve Lloyds TSB Performance Share Plan and Amend Lloyds TSB Group No 2 Executive Share Options Scheme 1997		For	For		Mgmt

05/18/04 - A	LogicaCMG PLC(frmly Logica plc)		G55552106			None		1,925
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 3.4 Pence Per Ordinary Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Re-appoint Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	5	Re-elect Seamus Keating as Director		For	For		Mgmt
	6	Re-elect Angela Knight as Director		For	For		Mgmt
	7	Re-elect Martin Read as Director		For	For		Mgmt
	8	Authorise 75,001,960 Ordinary Shares for Market Purchase		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 25,000,653		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,750,098		For	For		Mgmt

232

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A	Lonza Group Ltd.		H50524133			None		172
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.30 per Share		For	For		Mgmt
	4	Approve Discharge of Board and Senior Management		For	For		Mgmt
	5	Reelect Peter Kalantzis, Bernard Mach, Sergio Marchionne, and Richard Sykes as Directors; Elect Peter Wilden as Director		For	For		Mgmt
	6	Reelect KPMG Fides Peat as Auditors		For	For		Mgmt

05/13/04 - A/S	Lvmh Moet Hennessy Louis Vuitton		F58485115			None		559
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Net Dividends of EUR 0.85 per Share		For	For		Mgmt
	5	Ratify Cooptation and Reelect Delphine Arnault as Director		For	Against		Mgmt

In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election and reelection of the candidates proposed at this meeting.

	6	Reelect Bernard Arnault as Director		For	Against		Mgmt
	7	Reelect Jean Arnault as Director		For	Against		Mgmt
	8	Reelect Nicholas Clive-Worms as Director		For	Against		Mgmt
	9	Reelect Felix G. Rohatyn as Director		For	Against		Mgmt
	10	Elect Patrick Houel as Director		For	Against		Mgmt
	11	Elect Hubert Vedrine as Director		For	Against		Mgmt
	12	Appoint Kilian Hennesy as Censor		For	For		Mgmt
	13	Ratify Deloitte Touche Tohmatsu Audit as Auditors		For	For		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt

233

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Ratify Denis Grison as Alternate Auditor		For	For		Mgmt
	16	Ratify Dominique Thouvenin as Alternate Auditor		For	For		Mgmt
	17	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 1.14 Million		For	For		Mgmt
Special Business
	19	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	20	Amend Articles of Association Re: Board Size and Terms of Directors, Minimum Share Ownership Requirement for Board Members, Role of Chairman, and Editorial Changes		For	For		Mgmt

06/09/04 - A	MAN AG		D51716104			None		154
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.75 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members and Amendment to the Articles		For	For		Mgmt
	7	Approve Affiliation Agreements with a Subsidiary (MAN Altersversorgung GmbH)		For	For		Mgmt
	8	Ratify BDO Deutsche Warentreuhand AG as Auditors		For	For		Mgmt

06/25/04 - A	Marubeni Corp.		J39788138			03/31/04		6,000
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

234

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Marui Co. Ltd.		J40089104			03/31/04		800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 11, Special JY 0		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

06/29/04 - A	Matsushita Electric Industrial Co. Ltd.		J41121104			03/31/04		9,800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 6.25, Final JY 6.25, Special JY 1.5		For	For		Mgmt
	2	Amend Articles to: Amend Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

03/04/04 - S	MAYNE GROUP LTD (formerly Mayne Nickless Limited)		Q58572100			None		2,288
	1	Approve Buyback of up to 180 Million Ordinary Shares		For	For		Mgmt

04/27/04 - A/S	Mediaset Spa		T6688Q107			04/22/04		1,194
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

235

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

Special Business
	1	Adopt New Articles of Association To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

06/25/04 - S	Mediobanca SPA		T10584117			06/18/04		1,315
Special Meeting Agenda
	1	Amend Articles To Reflect New Italian Company Law Regulations; Cancel One Article from the Bylaws, Introduce One New Article, and Renumber Articles of Association		For	Against		Mgmt

Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

	2	Approve Increase in Share Capital in the Order of EUR 7.5 Million Pursuant to Share Option Scheme In Favor of Directors and Employees; Amend Article 4 of the Bylaws Accordingly		For	Against		Mgmt

ISS cannot support this authorization request given the fact that it exceeds our benchmarks and given the limited information provided by Mediobanca. Although the shares that will ultimately be issued are under the auspices of the company’s incentive programs and therefore help in diffusing share ownership throughout the ranks of Mediobanca’s employees, it introduces excessive dilution (6.88 percent).

236

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Mediolanum SPA		T66932111			04/22/04		655
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors		For	Against		Mgmt
Given the lack of disclosure with respect to board nominees and the fact that the election of directors is bundled, ISS recommends a vote against this resolution.
	3	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt
Considering that the amendments herewith presented are under a bundled item and that we are unable to determine their effect on shareholder rights, we recommend a vote against this resolution.

06/25/04 - A	Meiji Seika Kaisha Ltd.		J41766106			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3.5, Final JY 3.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability		For	For		Mgmt

In this case there is little danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

237

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor — a life-long employee of the company’s affiliate — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4	Approve Retirement Bonus for Statutory Auditor		For	Against		Mgmt

The retiring director auditor has been designated by the company as an independent auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing this item.

06/24/04 - A	Meitec Corp.		J42067108			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 29, Final JY 29, Special JY 20		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Approve Stock-Swap Merger Agreement with Drake Beam Morin-Japan Inc.		For	For		Mgmt
We believe that this merger will benefit Meitec shareholders by facilitating the expansion of Meitec’s business in a way that will generate economies of scale and synergistic benefits.
	4	Approve Executive Stock Option Plan		For	For		Mgmt
	5	Elect Director		For	For		Mgmt
	6	Appoint Internal Statutory Auditor		For	For		Mgmt

03/26/04 - A	Merck KGAA		D5357W103			None		100
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.80 per Share		For	For		Mgmt
	4	Approve Discharge of Personally Liable Partners		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	7	Elect Karl-Ludwig Kley and Wilhelm Simson to Supervisory Board		For	For		Mgmt
	8	Approve Creation of EUR 64.3 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

238

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/04/04 - A	Metro Ag		D53968125			None		192
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.02 per Common Share and EUR 1.12 per Preference Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify Fasselt & Partner Wirtschaftspruefungsgesellschaft as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Creation of EUR 100 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	8	Approve Creation of EUR 125 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
9

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 1 billion with Preemptive Rights; Approve Creation of EUR 127.8 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	10	Amend Articles Re: Changes to the Remuneration of the Supervisory Board Members		For	For		Mgmt

04/06/04 - A	Metso Corporation (FormerlyValmet-Rauma Corporation)		X53579102			03/26/04		213
	1.1	Receive Financial Statements		None	None		Mgmt
	1.2	Receive Auditor’s Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 0.20 Per Share		For	For		Mgmt

239

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Fix Number of Directors		For	For		Mgmt
	1.7	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Ratify Auditors		For	For		Mgmt
	2	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	3	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This request uses up to five percent of the company’s share capital. Since repurchased shares will be used for the issuance, no voting power dilution will result. It should be noted, however, that although there is no cost to shareholders in dilution to their relative voting power, these buybacks represent a cost to shareholders in that their funds are diverted to buy back shares that will be used for some general purpose such as an acquisition. Since the issuance request falls within our guidelines, we recommend a vote in favor of the resolution

	4	Approve Issuance of Shares, Convertible Bonds, or Stock Options without Preemptive Rights; Reserve 12.5 Million Shares for Issuance		For	For		Mgmt

This item concerns the issuance of shares without preemptive rights for some general, unspecified, purpose. The shares could, for example, be used to fund an acquisition. The authorization, which could result in potential dilution of up to 20 percent, would be valid for one year. Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. On this basis, we recommend a vote in favor of the item.

240

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/20/04 - A	MFI Furniture Group Plc		G60648121			None		1,478
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 2 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect Martin Clifford-King as Director		For	For		Mgmt
	4	Re-elect Tony De Nunzio as Director		For	For		Mgmt
	5	Re-elect Bob Wilson as Director		For	For		Mgmt
	6	Elect Shaun O’Callaghan as Director		For	For		Mgmt
	7	Approve Remuneration Report		For	Against		Mgmt
	8	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 15,428,675		For	For		Mgmt
	10	Adopt New Articles of Association		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,104,326		For	For		Mgmt
	12	Authorise 62,086,526 Ordinary Shares for Market Purchase		For	For		Mgmt

05/14/04 - A/S	Michelin Et Cie.		F61824144			None		183
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
This is a routine request in France. Unless there is a specific concern in respect to the company’s auditing procedures, we see no reason to oppose this item.
	2	Approve Allocation of Income and Dividends of EUR 1.395 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Eric Bourdais de Charbonniere as Supervisory Board Member		For	For		Mgmt
	6	Reelect Francois Grappotte as Supervisory Board Member		For	For		Mgmt
	7	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	8	Ratify Pierre Coll as Alternate Auditor		For	For		Mgmt
	9	Ratify Corevise as Auditors		For	For		Mgmt
	10	Ratify Jacques Zaks as Alternate Auditor		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	12	Approve Stock Option Plan Grants		For	For		Mgmt
	13	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

241

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	MILLEA HOLDINGS INC.		J4276P103			03/31/04		2
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 11,000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

03/15/04 - A	Millenium BCP (formerly Banco Comercial Portugues S.A.)		X03188137			None		3,603
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Amend Articles		For	For		Mgmt
	5	Ratify Appointment of Superior Council Member		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Authorize Repurchase and Reissuance of Bonds		For	For		Mgmt

06/29/04 - A	Minebea Co. Ltd.		J42884130			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 7, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4	Approve Retirement Bonuse for Statutory Auditor		For	Against		Mgmt

242

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

02/12/04 - A	MITCHELLS & BUTLERS PLC		G61614114			None		1,541
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
On balance, RREV has decided to recommend a vote in favour of this resolution. However, subscribers should bear in mind the issues raised in this report.
	3	Approve Final Dividend of 5.65 Pence Per Share		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Approve Ernst and Young LLP as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of GBP 12,271,560		For	For		Mgmt
	7	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 1,840,730		For	For		Mgmt
	8	Authorize 51,973,920 Shares for Share Repurchase Program		For	For		Mgmt
	9	Authorize the Company to Make EU Political Donations up to GBP 100,000		For	For		Mgmt

06/25/04 - A	Mitsubishi Chemical Corp.		J4368U101			03/31/04		3,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 3, Special JY 1		For	For		Mgmt

In this case, the company is proposing a dividend amount that exceeds EPS for the year, so the payout ratio exceeds 100 percent. We will examine future income allocation proposals carefully, and consider voting against income allocation if the company continues to pay out dividends in excess of earnings in a way that comes to threaten its long-term health.

	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability - Streamline Board Structure		For	For		Mgmt

There is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Because we would be unlikely to oppose a share buyback proposal per se, and because shareholders will benefit from subjecting directors to annual election, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

243

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Mitsubishi Corp.		J43830116			03/31/04		4,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 2		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, two of the nominees for independent auditor (Candidates 2 and 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

244

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Mitsubishi Electric Corp.		J43873116			03/31/04		3,000
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For

Because the benefits of adopting the US-style board structure are undermined by the appointment of outside directors who lack independence, ISS recommends that shareholders oppose Candidates 8 and 10, who have affiliations that could compromise their independence.

	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For
	2.8	Elect Director		Against
	2.9	Elect Director		For
	2.10	Elect Director		Against
	2.11	Elect Director		For
	2.12	Elect Director		For

06/29/04 - A	Mitsubishi Estate Co. Ltd.		J43916113			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, neither nominee for independent auditor (Candidates 1 and 2) can be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	6	Appoint External Auditors		For	For		Mgmt
	7	Approve Executive Stock Option Plan		For	For		Mgmt

245

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Mitsubishi Heavy Industry Ltd.		J44002129			03/31/04		6,700
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt

06/29/04 - A	Mitsubishi Materials Corp.		J44024107			03/31/04		3,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/29/04 - A	Mitsubishi Rayon Co. Ltd.		J44389120			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Increase Number of Internal Auditors - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

246

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, two of the nominees for independent auditor (Canididates 2 and 3) — executive directors of the company’s main banks — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
Refer to 4.2.
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

The retiring auditor has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	6	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt

06/29/04 - A	Mitsubishi Tokyo Financial Group Inc		J44497105			03/31/04		6
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 6000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

247

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Mitsui & Co.		J44690139			03/31/04		3,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor and Approve Special Payments to Continuing Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/29/04 - A	Mitsui Chemicals Inc.		J4466L102			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by domestic banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonus for Director		For	For		Mgmt

248

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Mitsui Engineering & Shipbuilding Co. Ltd.		J44776128			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt
The payout ratio for the year, nearly 49 percent, is not at all low by Japanese standards.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Moreover, the company admits that it has no current plans to repurchase shares. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at the AGM (should it decide to buy back shares in the future), giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	3..1	Elect Director		For
The nominee has worked for Mitsui Engineering & Shipbuilding Co. since 1970.
	3..2	Elect Director		For
The nominee entered the company in 1973. He has been the CEO of subsidiary Mitsui Babcock Energy Limited since April 2004.

249

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

One of the nominees (Candidate 1) has worked for the company since 1970. Despite his long term affiliation to the company, he is not appointed as an independent auditor. Thus, we do not oppose his nomination.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the two nominees for independent auditor (Candidates 2 and 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidate 2 spent 36 years with the company’s main bank, rising to the level of vice-president and representative director. Candidate 3 has worked for affiliate Mitsui & Co. since 1962.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
See Item 4.2.
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

This item requests shareholder approval for the payment of retirement bonuses to two directors and two statutory auditors. One of the retiring auditors however has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

250

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Mitsui Fudosan Co. Ltd.		J4509L101			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3.5, Final JY 3.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

New business lines are the management of parking lots, and investment in and management of special purpose corporations and real estate investment trusts. In this case, the company does not have especially large shareholdings by banks or insurance companies, particularly those outside the Mitsui group, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, particularly in the absence of independent directors, we recommend that shareholders oppose the whole resolution.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
The nominee for independent auditor, an attorney, meets our criteria for independence.
	4	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt
The retiring auditor has worked for the company since 1965.

06/29/04 - A	Mitsui Mining & Smelting Co. Ltd.		J44948107			03/31/04		1,800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 5, Special JY 0		For	For		Mgmt
Payout ratio for the year is over 186 percent. As the company’s cash reserves are still adequate to cover the dividend, we have no reason to oppose this resolution.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
Candidate 3 is designated as an independent internal auditor. He is a professor of management at Yokohama National University.
	4	Approve Retirement Bonuses for Statutory Auditors		For	For		Mgmt

251

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Mitsui O.S.K. Lines Ltd.		J45013109			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 1		For	For		Mgmt
	2	Amend Articles to: Expand Board Eligibility - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonus for Director		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

06/29/04 - A	Mitsui Sumitomo Insurance Co. Ltd		J45174109			03/31/04		3,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 8.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

252

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	MITSUI TRUST HOLDINGS INC		J6150N104			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt
2

Amend Articles to: Decrease Authorized Capital to Reflect Conversion of Preferred to Ordinary Shares - Eliminate References to Series 4 Preferred Shares - Authorize Share Repurchases at Board’s Discretion

				For	Against		Mgmt

Mitsui Trust Holdings does not have especially large shareholdings by other banks or by insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why it cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, particularly where the board includes no outside directors, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
The nominee is not designated as an outsider.
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt
The retirees are insiders.

05/27/04 - A	Mitsukoshi Ltd.		J4541P102			02/29/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 3, Special JY 1		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Introduce Provisions for Executive Officer System - Streamline Board Structure		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

253

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Deep Discount Stock Option Plan		For	Against		Mgmt

Because the grant of discounted options which may be exercised after only one year carries no assurance that grantees will focus on long-term share price appreciation, rather than cashing in on short-term gains, we recommend that shareholders oppose this resolution.

	6	Approve Retirement Bonuses for Directors and Statutory Auditors and Approve Special Payments to Directors and Statutory Auditor in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	7	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors		For	For		Mgmt

06/25/04 - A	MIZUHO FINANCIAL GROUP INC.		J4599L102			03/31/04		16
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 3000, Special JY 0		For	For		Mgmt
	2	Approve Reduction in Legal Reserves		For	For		Mgmt
	3	Authorize Repurchase of Preferred Shares		For	For		Mgmt
	4	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	6.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	6.2	Appoint Internal Statutory Auditor		For	For		Mgmt

254

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
Shareholder Proposals
	8	Amend Articles to Require Disclosure of Retirement Bonuses Paid to Each Retiring Director and Statutory Auditor		Against	For		ShrHoldr
Because we believe the proposals will improve the flow of useful, relevant information to shareholders, without being unduly burdensome to the company, we recommend support for these resolutions.
	9	Amend Articles to Require Disclosure of Individual Compensation Levels of Each Director and Statutory Auditor		Against	For		ShrHoldr

06/22/04 - A	MLP AG(frmly Marschollek, Lautenschlaeger und Partner AG)		D5388S105			None		114
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.15 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify Ernst & Young AG as Auditors		For	For		Mgmt

05/05/04 - A/S	Mobistar Sa		B60667100			None		42
Annual Meeting Agenda
	1	Receive Directors’ Report		None	None		Mgmt
	2	Receive Auditors’ Report		None	None		Mgmt
	3	Accept Financial Statements and Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Directors and Auditors		For	For		Mgmt
	5	Amend Articles Re: Board Committees		For	For		Mgmt
	6	Authorize Implementation of Approved Resolutions and Filing of Required Documents/Formalities at Trade Registry		For	For		Mgmt

05/12/04 - A	Modern Times Group AB		W56523116			04/30/04		87
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt

255

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members and Deputy Members of Board; Determine Number of Auditors		For	For		Mgmt
	11	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	12	Reelect Asger Aamund, David Chance, Lars-Johan Jarnheimer, Christina Stenbeck, and Pelle Toernberg as Directors; Elect Nick Humby and David Marcus as New Directors		For	For		Mgmt
Shareholder Proposals
	13.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		None	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by MTG because the general meeting would appoint the members of the committee and because executives would be prohibited from serving on the committee. On this basis, we recommend a vote in favor of the proposal.

	13.2	Shareholder Proposal: Authorize Board to Establish a Remuneration Committee		None	Against		ShrHoldr
Because the company already has a Remuneration committee, we recommend a vote against this item.
	13.3	Shareholder Proposal: Authorize Board to Establish an Audit Committee		None	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee, we recommend a vote in favor of this item.
Ordinary Business
	14	Close Meeting		None	None		Mgmt

256

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	MTR CORP		Y6146T101			05/28/04		4,174
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.28 Per Share		For	For		Mgmt
	3a	Reelect Chow Chung Kong as Director		For	For		Mgmt
	3b	Reelect Christine Fang Meng Sang as Director		For	For		Mgmt
	3c	Reelect Raymond Ch’ien Kuo Fung as Director		For	For		Mgmt
	3d	Reelect David Gordon Eldon as Director		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans; however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	8	Amend Articles of Association to Reflect Recent Amendments to the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited and the Companies Ordinance		For	For		Mgmt

05/26/04 - A	Muenchener Rueckversicherungs-Gesellschaft Ag		D55535104			None		474
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.25 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt

257

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Discharge of Supervisory Board		For	For		Mgmt
5

Elect Ulrich Hartmann, Henning Kagermann, Hubert Merkl, Wolfgang Mayrhuber, Karel van Miert, Heinrich von Pierer, Bernd Pischetsrieder, Hans-Juergen Schinzler, Albrecht Schmidt, and Ron Sommer to the Supervisory Board

				For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Approve Creation of EUR 280 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

06/29/04 - A	Murata Manufacturing Co. Ltd.		J46840104			03/31/04		600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Capital to Reflect Share Repurchase from 600 Million to 590 Million Shares - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Special Payments to Continuing Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System and Approve Retirement Bonus to Statutory Auditor		For	Against		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt

05/21/04 - S	National Australia Bank (Nab)		Q65336119			05/19/04		3,267
RESOLUTION PROPOSED BY NON-EXECUTIVE DIRECTORS OF NAB
	1	Remove C M Walter as Director		None	For		Mgmt

05/21/04 - S	National Australia Bank (Nab)		Q65336119			05/19/04		3,267
RESOLUTIONS PROPOSED BY CATHERINE WALTER, DIRECTOR OF NAB
	1	Removal of C M Walter as Director		None	For		Mgmt
	2	Staged Removal of G Kraehe as Director		None	For		Mgmt
	3	Staged Removal of K Moss as Director		None	For		Mgmt
	4	Staged Removal of B Clark as Director		None	For		Mgmt

258

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Staged Removal of J G Thorn as Director		None	For		Mgmt
	6	Staged Removal of E Tweddell as Director		None	For		Mgmt
	7	Staged Removal of P Duncan as Director		None	For		Mgmt
	8	Staged Removal of G Tomlinson as Director		None	For		Mgmt

05/21/04 - S	National Australia Bank (Nab)		Q65336119			05/19/04		3,267
RESOLUTIONS PROPOSED BY CATHERINE WALTER, DIRECTOR OF NAB
	1	Censure of the Board		None	For		Mgmt
	2	Request for Search for Chairman		None	For		Mgmt
	3	Removal of C M Walter as a Director		None	For		Mgmt
	4	Staged Removal of G Kraehe as a Director		None	For		Mgmt
	5	Staged Removal of K Moss as a Director		None	For		Mgmt
	6	Staged Removal of B Clark as a Director		None	For		Mgmt
	7	Staged Removal of J G Thorn as a Director		None	For		Mgmt
	8	Staged Removal of E Tweddell as a Director		None	For		Mgmt
	9	Staged Removal of P Duncan as a Director		None	For		Mgmt
	10	Staged Removal of G Tomlinson as a Director		None	For		Mgmt
	11	View as to Standing for Re-Election as a Director		None	For		Mgmt
	12	Call to Forego Retirement Allowances		None	For		Mgmt
	13	Call for Statement by Directors Regarding Retirement Allowances		None	For		Mgmt

06/22/04 - A	NEC Corp.		J48818124			03/31/04		4,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

259

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

04/20/04 - A	Neptune Orient Lines		V67005120			None		2,000
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend of SGD 0.038 Per Share		For	For		Mgmt
	3	Approve Nonexecutive Directors’ Fees of SGD 1.32 Million		For	For		Mgmt
	4	Reelect Cheng Wai Keung as Director		For	For		Mgmt
	5	Reelect Lim How Teck as Director		For	For		Mgmt
	6	Reelect Yasumasa Mizushima as Director		For	For		Mgmt
	7	Reelect Ang Kong Hua as Director		For	For		Mgmt
	8	Reelect Willie Cheng Jue Hiang as Director		For	For		Mgmt
	9	Reelect David Lim Tik En as Director		For	For		Mgmt
	10	Reelect Gan Chee Yen as Director		For	For		Mgmt
	11	Reelect Robert Holland Jr. as Director		For	For		Mgmt
	12	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	13	Approve Mandate for Transactions with Related Parties		For	For		Mgmt

04/20/04 - S	Neptune Orient Lines		V67005120			None		2,000
	1	Approve Reduction in Authorized Capital Through the Cancellation of Unissued Nonvoting Participative Redeemable Nonconvertible Preference Shares		For	For		Mgmt
	2	Amend Articles 5 and 7A of the Articles of Association of the Company		For	For		Mgmt
	3	Amend Articles of Association		For	For		Mgmt
	4	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	5	Amend Share Option Plan		For	Against		Mgmt

It is to be noted, however, that the alterations would not, in any way, decrease the margin of dilution of the plan — which is pegged at 15 percent, and they do not eliminate the provisions regarding the granting of up to a maximum of a 20 percent discount to options. ISS maintains that shareholders oppose this resolution since the plan still operates under the auspices of provisions that are deemed unacceptable based on our guidelines.

	6	Approve Performance Share Plan 2004		For	For		Mgmt
	7	Authorize Share Repurchase Program		For	For		Mgmt

260

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Nestle Sa		H57312466			None		1,416
	1a	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1b	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 7.20 per Share		For	For		Mgmt
	4a	Elect Edward George as Directors		For	For		Mgmt
	4b	Elect Kaspar Villiger as Directors		For	For		Mgmt
	4c	Elect Rolf Haenggi as Directors		For	For		Mgmt
	4d	Elect Daniel Borel as Directors		For	For		Mgmt
	4e	Elect Carolina Mueller as Directors		For	For		Mgmt

03/22/04 - S	New World Development Co. Ltd.		Y63084126			None		4,000
	1	Approve Increase in Authorized Capital		For	For		Mgmt
	2	Approve Rights Issue of New Shares of HK$1 Each in the Proportion of Two Rights Shares for Every Five Shares Held by Shareholders		For	For		Mgmt

05/13/04 - A	NEXT PLC		G6500M106			None		396
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	Against		Mgmt

We are recommending a vote against this resolution because the terms of the EDs’ service contracts are not in line with NAPF policy. Although we support the decision to reduce the notice period in the contracts from two years to one year, we are disappointed that the two-year notice period will continue to apply if a director’s employment is terminated within 12 months following a takeover. Our view is that notice periods no greater than one year should apply in all circumstances to avoid inappropriately large payouts in the event of early termination.

261

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Final Dividend of 24 Pence Ordinary Share		For	For		Mgmt
	4	Elect Nick Brookes as Director		For	For		Mgmt
	5	Re-elect David Keens as Director		For	For		Mgmt
	6	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Authorise Directors to Alter the Rules of the Company’s Employee Share Option Schemes to Permit Options Granted Over Treasury Shares		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities and the Sale of Treasury Shares without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,300,000		For	For		Mgmt
	9	Authorise 39 Million Ordinary Shares for Market Purchase		For	For		Mgmt

06/24/04 - A	Nikko Cordial Corp. (formerly Nikko Securities Co. Ltd.)		J51656122			03/31/04		3,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Adopt U.S.-Style Board Structure - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director		For

Because Candidate 10, Douglas Peterson, is the chief auditor of the company’s largest shareholder, we have concerns about his independence and suitability to serve as a committee member, and we therefore recommend that shareholders oppose his nomination to Nikko’s board.

	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		Against
	4	Approve Special Payments to Statutory Auditors in Connection with the Abolition of the Statutory Auditor Board		For	For		Mgmt
	5	Approve Deep Discount Stock Option Plan		For	For		Mgmt

262

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Nintendo Co. Ltd.		J51699106			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 70, Final JY 70, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

06/29/04 - A	Nippon Express Co. Ltd.		J53376117			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case, there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies (more than 23 percent), and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For

263

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominees for independent auditor (Candidates 2 and 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidate 2 was a life-long employee of one of the company’s main banks, while Candidate 3 is the president of a business related company.

	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
See item 4.2.
	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

The two retiring auditors have been designated by the company as independent internal auditors. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/25/04 - A	NIPPON MINING HOLDINGS INC.		J54824107			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 6, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt

264

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/29/04 - A	Nippon Oil Corp(Formerly Nippon Mitsubishi Oil Co., Ltd.)		J5484F100			03/31/04		3,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
2

Amend Articles to: Amend Business Lines - Reduce Board Size - Clarify Director Authorities in Connection with Introduction of Executive Officer System - Authorize Share Repurchases at Board’s Discretion

				For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

06/29/04 - A	Nippon Sheet Glass Co. Ltd.		J55655120			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/25/04 - A	Nippon Steel Corp.		J55999122			03/31/04		12,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 1.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Statutory Auditors		For	For		Mgmt

265

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Nippon Telegraph & Telephone Corp.		J59396101			03/31/04		7
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2500, Final JY 2500, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	3	Amend Articles to: Decrease Authorized Capital from 62.212 Million to 61.93 Million Shares to Reflect Share Repurchase		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/29/04 - A	Nippon Unipac Holding		J56354103			03/31/04		1
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4000, Final JY 4000, Special JY 0		For	For		Mgmt

In this case, the company is proposing a dividend amount that exceeds EPS for the year, so the payout ratio exceeds 100 percent. The company’s reserves are more than adequate to fund the dividend, so we do not oppose this resolution. We will examine future income allocation proposals carefully, and consider voting against income allocation if the company continues to pay out dividends in excess of earnings in a way that comes to threaten its long-term health.

	2	Amend Articles to: Change Company Name to Nippon Paper Group, Inc. - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by domestic banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

266

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Approve Reduction in Capital Reserves		For	For		Mgmt

Nippon Unipac seeks shareholder approval for a reduction in capital reserves from JY 342.97 billion to JY 312.97 billion. (Capital reserves and retained profit reserves together make up what are known as legal reserves in Japan.) The company’s issued share capital will not be directly affected; however, the money will be transferred to a surplus fund, and will be available for future share repurchases. The company’s reserves remain large, and we see no reason to oppose this resolution.

	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	For		Mgmt

The nominees for independent auditor pass our test for independence. Candidate 3 is a former vice-president of Mitsui Sumitomo Insurance (not a shareholder of Nippon Unipac), and Candidate 4 is an attorney in private practice.

	5.4	Appoint Internal Statutory Auditor		For	For		Mgmt
refer to item 5.3
	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent internal auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

06/29/04 - A	Nippon Yusen K.K.		J56515133			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Appointment of Alternate Statutory Auditors - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

267

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Nissan Motor Co. Ltd.		J57160129			03/31/04		6,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 11, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (candidate 2) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing this item.

06/29/04 - A	Nissin Food Products Co. Ltd.		J58063124			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt

268

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Nitto Denko Corp.		J58472119			03/31/04		400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 17, Final JY 23, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Board Size - Increase Number of Internal Auditors - Abolish Retirement Bonus System - Authorize Share Repurchases at Board’s Discretion - Streamline Board Structure		For	For		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, neither nominee for independent auditor (Candidates 3 and 4) can be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
	6	Approve Deep Discount Stock Option Plan		For	For		Mgmt
	7	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt
	8	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt
	9	Approve Special Payments to Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

269

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	NOBEL BIOCARE HOLDING AG, ZUERICH		H5783Q106			None		38
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 1.30 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.3	Ratify KPMG Fides Peat as Auditors		For	For		Mgmt

03/25/04 - A	Nokia Corp.		X61873133			03/15/04		8,562
	1.1	Receive Financial Statements		None	None		Mgmt
	1.2	Receive Auditors’ Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Discharge of Board and President		For	For		Mgmt
	1.5	Fix Number of Directors at Eight (A Reduction from the Current Nine Directors)		For	For		Mgmt
	1.6	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	2	Approve Between EUR 5.7 Million and EUR 8.8 Million Reduction in Share Capital via Cancellation of Between 94.5 Million and 146 Million Shares		For	For		Mgmt
	3	Approve Issuance of Shares, Stock Options, or Convertible Bonds up to Aggregate Nominal Value of EUR 55.5 Million (Out of Which EUR 3 Million for Incentive Plans) without Preemptive Rights		For	For		Mgmt
	4	Authorize Repurchase of Up to 230 Million Nokia Shares		For	For		Mgmt
	5	Authorize Reissuance of 230 Million Repurchased Shares		For	For		Mgmt
	6	Approve Allocation of EUR 5 Million to Company Foundation to Support the Scientific Development of the Information and Telecommunications Technologies and to Promote Education in the Sector		For	For		Mgmt

Scientific development of the information and telecommunications technologies is an integral part of Nokia’s activities and the group takes responsibility for the development and education in the sector. Since the measure to allocate funds to the foundation is likely to generate goodwill that will ultimately benefit shareholders, we recommend a vote in favor of the proposal.

	7	Approve Dividends of EUR 0.30 Per Share		For	For		Mgmt
	8	Reelect Paul Collins, Georg Ehrnrooth, Bengt Holmstroem, Per Karlsson, Jorma Ollila, Marjorie Scardino, Vesa Vainio, and Arne Wessberg		For	For		Mgmt
	9	Reelect PricewaterhouseCoopers as Auditors		For	For		Mgmt

270

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Nomura Holdings Inc.		J59009159			03/31/04		3,600
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Approve Executive Stock Option Plan and Deep-Discount Stock Option Plan		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt

03/31/04 - A	Nordea Bank AB (formerly Nordea AB)		W57996105			03/19/04		10,602
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive President’s and Board Reports		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends of EUR 0.25 Per Share		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Amend Articles Re: Reduce Directors’ Term of Office from Two Years to One Year		For	For		Mgmt
	11	Determine Number of Members (11) and Deputy Members (0) of Board		For	For		Mgmt
	12	Approve Remuneration of Directors in the Aggregate Amount of EUR 950,000; Approve Remuneration of Auditors		For	For		Mgmt
	13	Reelect Kjell Aamot, Hans Dahlberg, Bernt Magnusson, Joergen Hoeg Pedersen, and Maija Torkko as Directors		For	For		Mgmt

271

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the shareholders’ association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	14.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Nordea. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	15	Approve EUR 32.3 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital for Purposes Other Than Equity Trading		For	For		Mgmt
	17	Authorize Repurchase of Up to Three Percent of Issued Share Capital for Equity Trading Purposes		For	For		Mgmt

05/11/04 - A	Norsk Hydro Asa		R61115102			None		204
	1	Approve Financial Statements, Allocation of Income and Dividends of NOK 11 Per Share		For	For		Mgmt
	2	Approve Remuneration of Auditors		For	For		Mgmt
	3	Amend Articles Re: Reduce Number of Members in the Corporate Assembly from 21 to 18		For	For		Mgmt
	4	Elect Members and Deputy Members of Corporate Assembly		For	For		Mgmt
	5	Approve Remuneration of Members and Deputy Members of Corporate Assembly		For	For		Mgmt
	6	Authorize Repurchase of Up to Five Million Issued Shares		For	For		Mgmt
Shareholder Proposal
	7	Shareholder Proposal: Prohibit President and CEO to Participate in Bonus Schemes		None	Against		ShrHoldr
We believe that the decision of whether to pay out bonuses is best left with management. Therefore, we recommend a vote against the proposal.

272

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Norske Skogindustrier A.S.		R80036115			None		162
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Remuneration of Members of Corporate Assembly		For	For		Mgmt
	4	Approve Remuneration of Auditors		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers DA as Auditors		For	For		Mgmt
	6	Elect Aase Marie Bue, Christian Ramberg, and Ann Kristin Brautaset as Members of Corporate Assembly; Elect Hege Huse and Torstein Opdahl as Deputy Members of Corporate Assembly		For	For		Mgmt
	7	Reelect Idar Kreutzer, Bjoern Kristoffersen, and Helge Evju as Members of Election Committee		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

05/18/04 - A	Novar plc (formerly Caradon plc)		G6673M115			None		1,190
Holders of 7.25 Percent Convertible Cumulative Redeemable Preference Shares are Entitled to Vote on Resolution 8 Only
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9.5 Pence Per Share		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	6	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 39,505,270		For	For		Mgmt
	7	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,985,645		For	For		Mgmt
	8	Authorise 43,096,650 Ordinary Shares for Market Purchase		For	For		Mgmt
	9	Authorise 18,825,000 Preference Shares for Market Purchase		For	For		Mgmt

273

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/16/04 - A	Novo Nordisk A/S		K7314N145			None		337
	1	Receive Report of Board		None	None		Mgmt
	2	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	3	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	4	Approve Allocation of Income		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers and Ernst & Young as Auditors		For	For		Mgmt
6

Amend Articles Re: Corporate Purpose; Extend Authorization to Issue Shares; Remove Requirement to Publish Meeting Notice in Offical Gazette; Remove Requirement for AGM Approval of Merger; Reduce Directors’ Term of Office from Three Years to One Year

				For	Against		Mgmt

Because of the potential granting of shares to employees at an excessive discount and the issuance of shares resulting in excessive dilution up to 28.2 percent (in terms of capital), as well as the removal of the requirement that the meeting notice be published in the Gazette (making it more difficult for shareholders to obtain meeting notices) and the lowering of the quorum requirement to approve mergers, we recommend a vote against the proposal.

	7	Reelect Mads Oevlisen, Kurt Nielsen, Kurt Briner, Niels Jacobsen, Ulf Johansson, Sten Scheibye, and Joergen Wedel as Directors		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	9	Authorize Chairman of Meeting to Make Editorial Changes to Adopted Resolutions in Connection with Registration		For	For		Mgmt
	10	Other Business (Non-Voting)		None	None		Mgmt

03/17/04 - A	NOVOZYMES A/S		K7317J117			None		101
	1	Receive Report of Board		None	None		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of DKK 3.15 Per Share		For	For		Mgmt
	4	Ratify PricewaterhouseCoopers and Ernst & Young as Auditors		For	For		Mgmt
	5.1	Amend Corporate Purpose		For	For		Mgmt
5.2

Amend Articles Re: Approve DKK 28.4 Million Reduction in Share Capital via Share Cancellation; Extend Authorization to Issue Shares; Approve Employee Share Purchase Plan Reserving 20 Million Class B Shares

				For	Against		Mgmt
Due to the potential granting of stock to employees at an undisclosed discount, we advise a vote against the item.

274

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5.3	Amend Articles Re: Remove Requirement to Publish Meeting Notice in Offical Gazette; Add Paragraph Regarding Electronic Communications between Company and Shareholders		For	Against		Mgmt

Because the removal of the requirement that the meeting notice be published in the Official Danish Gazette (Statstidende) will make it more difficult for shareholders to obtain meeting notices, we recommend a vote against the proposal.

	5.4	Amend Articles Re: Remove Requirement for Special Voting Majority in Connection with Mergers		For	Against		Mgmt

This proposal could potentially have a negative effect on shareholder value. In the case of Novozymes, 100 percent of the unlisted Class A shares are controlled by Novo A/S, a private limited Danish company which is 100-percent owned by the Novo Nordisk foundation. Novo A/S thus controls 67.4 percent of the voting rights at the company. ISS believes that companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Although Novozymes did not specify the current or proposed quorum thresholds, there is a risk that the new threshold would not be high enough, considering that there is a majority shareholder controlling 67.4 percent. We therefore recommend a vote against the proposal.

	5.5	Amend Articles Re: Reduce Directors’ Term of Office from Three Years to One Year		For	For		Mgmt
	5.6	Amend Articles Re: Editorial Changes		For	For		Mgmt
	6	Reelect Henrik Guertler, Kurt Nielsen, Paul Aas, Jerker Hartwall, Walther Thygesen, and Hans Werdelin as Directors		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt

275

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	NSK Ltd.		J55505101			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Adopt U.S.-Style Board Structure - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Elect Directors		For	Split		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	4.6	Elect Director		For
	4.7	Elect Director		For
	4.8	Elect Director		For
	4.9	Elect Director		For
	4.10	Elect Director		Against
	4.11	Elect Director		Against
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

06/29/04 - A	NTN Corp.		J59353110			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/24/04 - A	NTT Data Corp.		J59386102			03/31/04		2
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 1000, Final JY 1000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Amend Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

276

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, two of the nominees for independent auditor (candidates 1 and 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt

06/18/04 - A	NTT DoCoMo Inc.		J59399105			03/31/04		25
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 500, Final JY 500, Special JY 500		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

05/06/04 - A	Numico N.V.(Formerly Nutricia N.V.)		N56369106			04/29/04		210
	1	Open Meeting		None	None		Mgmt
	2	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	3	Receive Report of Management Board		None	None		Mgmt
	4.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt

277

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.2	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	4.3	Approve the Omission of Dividends for Fiscal 2004		For	For		Mgmt
	4.4	Approve Discharge of Management Board		For	For		Mgmt
	4.5	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Elect Barrie Spelling to Supervisory Board		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
8

Amend Articles Re: Make Changes to Reflect Dutch Corporate Governance Code; Discontinue Use of Depositary Receipts; Increase Authorized Share Capital from EUR 115 Million to EUR 200 Million; Mandatory Takeover Bid Threshold

				For	For		Mgmt
	9	Grant Board Authority to Issue Shares Up to Five Percent of Issued Share Capital to Service Employee Share Option Schemes		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	11	Ratify PricewaterhouseCoopers Accountants N.V. as Auditors		For	For		Mgmt
	12	Other Business		None	None		Mgmt
	13	Close Meeting		None	None		Mgmt

06/07/04 - S	Numico N.V.(Formerly Nutricia N.V.)		N56369106			06/01/04		210
	1	Open Meeting		None	None		Mgmt
2

Amend Articles Re: Make Changes to Reflect Dutch Corporate Governance Code; Discontinue Use of Depositary Receipts; Increase Authorized Share Capital from EUR 115 Million to EUR 200 Million; Mandatory Takeover Bid Threshold

				For	For		Mgmt
	3	Other Business (Non-Voting)		None	None		Mgmt
	4	Close Meeting		None	None		Mgmt

278

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Obayashi Corp.		J59826107			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Director and Statutory Auditors		For	For		Mgmt

03/02/04 - A	Oce Nv (Formerly Oce Van Der Grinten)		674627104			None		58
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Board of Supervisory Board		None	None		Mgmt
	3	Receive Report of Management Board		None	None		Mgmt
	4.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	4.2	Approve Dividends		For	For		Mgmt
	5.1	Approve Discharge of Executive Board		For	For		Mgmt
	5.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7	Approve Remuneration of Management Board; Approve Long-Term Incentive Plan for Management Board and 200 Senior Executives, Reserving Shares Up to One Percent of Issued Share Capital Annually		For	For		Mgmt
	8	Approve Reserves and Dividend Policy		For	For		Mgmt
	9	Grant Board Authority to Issue Ordinary and Financing Preference Shares Up to 50 Percent of Issued Share Capital		For	For		Mgmt
	10	Authorize Board to Exclude Preemptive Rights from Share Issuance Under Item 9 Up to 20 Percent of Issued Share Capital		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	12.1	Approve Resignation and Discharge L. Berndsen from Supervisory Board		For	For		Mgmt
	12	Elect Supervisory Board Member		For	For		Mgmt
	13	Allow Questions; Close Meeting		For	For		Mgmt

279

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Oji Paper Co., Ltd.		J6031N109			03/31/04		2,000
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 0		For	Against		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Director		For	For		Mgmt
Shareholder Proposals
	6	Approve Amendment to Income Allocation Plan, with Final Dividend of JY 11 Per Share		Against	For		ShrHoldr
	7	Approve Amendment to Income Allocation Plan, to Eliminate Director Bonuses		Against	Against		ShrHoldr
	8	Remove Director From Board		Against	Against		ShrHoldr

06/29/04 - A	Oki Electric Industry Co. Ltd.		J60772100			03/31/04		2,000
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt
	2	Approve Reduction in Legal Reserves		For	Against		Mgmt
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditors and Special Payments to Continuing Directors and Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt
	7	Approve Executive Stock Option Plan		For	For		Mgmt

280

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/07/04 - A	OMEGA PHARMA		B6385E125			None		29
	1	Receive Directors’ and Auditors’ Reports		None	None		Mgmt
	2	Accept Financial Statements		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.18 per Share		For	For		Mgmt
	4	Receive Consolidated Financial Statements and Statutory Reports (Non-Voting)		None	None		Mgmt
	5	Approve Discharge of Directors and Auditors		For	For		Mgmt
	6	Reelect Lucas Laureys and Benoit Graulich as Independent Directors		For	For		Mgmt
	7	Elect Nercuur Consult NV (Represented by Jan Boone)as Director		For	For		Mgmt
	8	Transact Other Business		None	None		Mgmt

06/07/04 - S	OMEGA PHARMA		B6385E125			None		29
	1.1	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
We oppose renewing this authority on the grounds that shareholders, as owners of the company, should have the power to decide whether to accept or reject a bid.
	1.2	Amend Articles of Association to Reflect Item 1.1		For	Against		Mgmt
In keeping with our opposition to the proposed capital increase under Items 1.1, we recommend voting against this item as well.
	2.1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to share buybacks, preferring to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. The size of the request and the price range are reasonable.

	2.2	Amend Articles of Association to Reflect Item 2.1		For	For		Mgmt
	3.1	Receive Directors’ Report on Issuance of 10,000 Warrrants		None	None		Mgmt
	3.2	Receive Directors’ and Auditors’ Reports on Issuance of 10,000 Warrrants		None	None		Mgmt
	3.3	Authorize Issuance of Warrants without Preemptive Rights to Directors (Duplat, Graulich and Laureys)		For	For		Mgmt
	3.4	Authorize Issuance of 10,000 Warrants without Preemptive Rights to Directors (Duplat, Graulich and Laureys)		For	For		Mgmt
	3.5	Approve Terms and Conditions of Warrants Issuance		For	For		Mgmt
	4	Authorize Board to Implement Approved Resolutions		For	For		Mgmt
	5.1	Designate Notary to Adopt New Articles of Association		For	For		Mgmt
	5.2	Authorize Implementation of Approved Resolutions and Filing of Required Documents/Formalities at Trade Registry		For	For		Mgmt

281

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/25/04 - A	OMHEX AB (Formerly OM AB)		W6124S101			03/15/04		115
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports		None	None		Mgmt
	8.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8.2	Approve Discharge of Board and President		For	For		Mgmt
	8.3	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	9	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
10

Approve Remuneration of Directors in the Amount of SEK 700,000 for Chairman, SEK 300,000 for Vice Chairman, and SEK 200,000 for Other Board Members; Approve Aggregate Remuneration of SEK 125,000 for Committee Work; Approve Remuneration of Auditors

				For	For		Mgmt
	11	Reelect Adine Grate Axen, Gunnar Brock, Thomas Franzen, Bengt Halse, Timo Ihamuotila, Tarmo Korpela, Mikael Lilius, Markku Pohjola, and Olof Stenhammar as Directors		For	For		Mgmt
Shareholder Proposals
	12.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Ordinary Business
	12.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt
	13	Other Business (Non-Voting)		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

282

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Omron Corp.		J61374120			03/31/04		300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 6.5, Final JY 6.5, Special JY 7		For	For		Mgmt
	2	Amend Articles to: Abolish Retirement Bonus System - Authorize Share Repurchases at Board’s Discretion - Limit Outside Directors’ Legal Liability		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	4	Approve Transfer of Company’s ATM Business to Joint Venture with Hitachi Ltd.		For	For		Mgmt
	5	Approve Transfer of Company’s Amusement Machine Components Business to Wholly-Owned Subsidiary		For	For		Mgmt
	6	Elect Director		For	For		Mgmt
	7	Appoint Internal Statutory Auditor		For	For		Mgmt
	8	Approve Special Payments to Continuing Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	9	Approve Executive Stock Option Plan		For	For		Mgmt

05/18/04 - A	OMV AG		A51460110			None		23
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Authorize Repurchase of Issued Share Capital for Issuance to Management Board Members and Key Employees		For	For		Mgmt
	7	Approve Restructuring Plan		For	For		Mgmt
8

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 600 Million without Preemptive Rights; Approve Creation of Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

283

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Approve Creation of EUR 21.8 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	10	Approve Creation of EUR 58.2 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. Since the issuance request would result in potential excessive dilution of 29 percent, we recommend a vote against the resolution.

	11	Amend Articles to Reflect Changes in Capital		For	Against		Mgmt
In keeping with our recommendation against Item 10, we also recommend a vote against this item as well.
	12	Approve Supervisory Board Liability and Indemnification		For	Against		Mgmt

The proposed resolution does not limit the agreement to circumstances where the directors act in good faith on company business and are found innocent of any civil or criminal charges. Because of the lack of adequate safeguards, we cannot support this proposal.

	13	Elect Supervisory Board Members		For	For		Mgmt

06/29/04 - A	Oriental Land Co		J6174U100			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 14, Final JY 15, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

284

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominees for independent auditor (Candidates 2, 3, and 4) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidates 2 and 3 are life-long employees of the company’s largest shareholder. Candidate 2 is a former director and Candidate 3 is a currently the president of the company’s largest shareholder. Candidate 4 is currently the president of the company’s second largest shareholder.

	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
Refer to item 3.2.
	3.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
Refer to item 3.2.

06/23/04 - A	Orix Corp.		J61933123			03/31/04		100
	1	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion - Limit Legal Liability of Directors and Executive Officers		For	For		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Executive Stock Option Plan		For	For		Mgmt

04/29/04 - A	Orkla A/S		R67787102			None		310
	1	Approve Financial Statements; Allocation of Income, Ordinary Dividends of NOK 4 Per Share, and Special Dividend of NOK 25 Per Share		For	For		Mgmt
	2	Approve NOK 10 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	3	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
4

Reelect Nils-Henrik Pettersson, Anniken Thue, Kurth Augustson, Jan Kildal, Svein Rennemo, and Gunn Waersted as Members of Corporate Assembly; Elect Rune Selmar as New Member of Corporate Assembly; Elect Brath as New Deputy Member of Corporate Assembly

				For	For		Mgmt
	5	Approve Remuneration of Members and Deputy Members of Corporate Assembly		For	For		Mgmt
	6	Reelect Elisabeth Grieg as Member of Election Committee; Elect Idar Kreutzer as New Member of Election Committee		For	For		Mgmt
	7	Approve Remuneration of Auditors		For	For		Mgmt

285

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Osaka Gas Co. Ltd.		J62320114			03/31/04		5,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor and Payments to Continuing Directors and Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

04/02/04 - A	Outokumpu		X61161109			03/23/04		212
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Receive Auditors’ Reports		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 0.20 Per Share		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Fix Number of Directors		For	For		Mgmt
	1.7	Approve Remuneration of Directors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Appoint Auditors and Deputy Auditors		For	For		Mgmt
	2	Approve Creation of EUR 30.4 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	3	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	4	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

This request uses up to five percent of the company’s share capital. Since repurchased shares will be used for the issuance, no voting power dilution will result. It should be noted, however, that although there is no cost to shareholders in dilution to their relative voting power, these buybacks represent a cost to shareholders in that their funds are diverted to buy back shares that will be used for some general purpose such as an acquisition. Since the issuance request falls within our guidelines, we recommend a vote in favor of the resolution

286

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Oversea-Chinese Banking Corp. Ltd.		Y64248126			None		2,000
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2a	Reelect Lee Seng Wee as Director		For	For		Mgmt
	2b	Reelect Michael Wong Pakshong as Director		For	For		Mgmt
	2c	Reelect Cheong Choong Kong as Director		For	For		Mgmt
	2d	Reelect Fong Weng Phak as Director		For	For		Mgmt
	2e	Reelect David Wong Cheong Fook as Director		For	For		Mgmt
	3	Declare Final Dividend of SGD 0.12 Per Share		For	For		Mgmt
	4	Approve Directors’ Fees of SGD 625,000 for 2003		For	For		Mgmt
	5	Appoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6a	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	6b	Approve Issuance of Shares and Grant of Options Pursuant to the Executives’ Share Option Scheme 1994		For	For		Mgmt
	6c	Approve Issuance of Shares and Grant of Options Pursuant to the Share Option Scheme 2001		For	Against		Mgmt

Given that this option plan allows for an unacceptable level of dilution to the bank’s share capital, it is imperative that ISS maintains a negative recommendation in this situation, as no grant of options may be supported pursuant to a share option scheme that operates under unacceptable terms by ISS standards.

	6d	Approve Conversion of the Ordinary Shares into Stock Units Transferable in Amounts and Multiples of SGD1.00 Each		For	For		Mgmt
	6e	Amend Articles of Association		For	For		Mgmt
	7	Other Business (Voting)		For	Against		Mgmt
In view of this, ISS recommends a vote against this item until details on the issues have been provided.

287

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - S	Oversea-Chinese Banking Corp. Ltd.		Y64248126			None		2,000
	1	Authorize Share Repurchase Program		For	For		Mgmt

04/30/04 - S	Oversea-Chinese Banking Corp. Ltd.		Y64248126			None		2,000
	1	Approve Voluntary Offer for All the Ordinary Shares Held in Great Eastern Holdings Ltd., and Approve Issuance of the Company’s New Ordinary Shares		For	For		Mgmt
	2	Approve Increase in Authorized Capital, Alterations to the Articles of Association, and Issuance of Class H Preference Shares		For	For		Mgmt
	3	Approve Selective Capital Reduction		For	For		Mgmt

04/30/04 - S	Oversea-Chinese Banking Corp. Ltd.		Y64248126			None		4,000
	1	Approve Increase in Authorized Capital and Approve Alterations to the Articles of Association		For	For		Mgmt
	2	Approve Preference Share Issue Mandate		For	For		Mgmt

04/29/04 - S	PCCW LTD (formerly Pacific Century Cyberworks, Ltd.)		Y6802P120			None		8,100
	1	Approve Sale of Interest-Bearing Loans Worth Approximately HK$3.5 Billion, the Queen’s Road Exchange and the Entire Issued Capital of Ipswich Hldgs. Ltd. to Dong Fang Gas Hldgs. Ltd.		For	For		Mgmt

288

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - A	PCCW LTD (formerly Pacific Century Cyberworks, Ltd.)		Y6802P120			None		8,100
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Reelect Li Tzar Kai, Richard as Director		For	For		Mgmt
	2b	Reelect So Chak Kwong, Jack as Director		For	For		Mgmt
	2c	Reelect Alexander Anthony Arena as Director		For	For		Mgmt
	2d	Reelect Li Kwok Po, David as Director		For	For		Mgmt
	2e	Reelect Roger Lobo as Director		For	For		Mgmt
	2f	Reelect Aman Mehta as Director		For	For		Mgmt
	2g	Authorize Board to Fix Their Remuneration		For	For		Mgmt
	3	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This request is being made to renew the authority because the authority to issue shares effectively expired with the convening of this shareholder meeting. This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	5	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Termination of Existing Share Option Scheme and Adopt New Share Option Scheme		For	Against		Mgmt
Given the unfavorable terms of most Hong Kong options plans, this one included, we recommend that shareholders vote against this proposal.
	8	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors		For	For		Mgmt

289

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/19/04 - S	PCCW LTD (formerly Pacific Century Cyberworks, Ltd.)		Y6802P120			None		8,100
	1	Approve Cancellation of Share Premium Account to Offset Accumulated Losses of Approximately HK$152 Billion and Transfer the Balance of HK$21.5 Billion to a Special Reserve Account		For	For		Mgmt

04/30/04 - A	Pearson Plc		G69651100			None		1,665
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 14.8 Pence Per Share		For	For		Mgmt
	3	Re-elect Dennis Stevenson as Director		For	For		Mgmt
	4	Re-elect John Makinson as Director		For	For		Mgmt
	5	Re-elect Reuben Mark as Director		For	For		Mgmt

Reuben Mark is Chairman of the Personnel (Remuneration) Committee and has served on the Board for more than nine years. The Company considers him to be a fully independent NED, notwithstanding his length of service. The reasons why we are recommending a vote in favour of his re-election can be found in the “Company Overview” section of this report.

	6	Re-elect Vernon Sankey as Director		For	For		Mgmt

Vernon Sankey is Chairman of the Audit Committee and has served on the Board for more than nine years. The Company considers him to be a fully independent NED, notwithstanding his length of service. The reasons why we are recommending a vote in favour of his re-election can be found in the “Company Overview” section of this report.

	7	Approve Remuneration Report		For	For		Mgmt
	8	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 66,871,000		For	For		Mgmt
	11	Approve Increase in Authorised Capital from GBP 294,500,000 to GBP 295,500,000 by the Creation of 4 Million Ordinary Shares of 25 Pence Each		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 10,030,000		For	For		Mgmt
	13	Authorise 80 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	14	Adopt New Articles of Association		For	For		Mgmt
	15	Amend Pearson plc UK Worldwide Save for Shares Plan		For	For		Mgmt

290

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/29/04 - S	Peninsular & Oriental Steam Navigation Co. (P&O)		G71710142			None		2,020
	1	Approve Sale of Stake in P and O Nedlloyd		For	For		Mgmt

05/14/04 - A	Peninsular & Oriental Steam Navigation Co. (P&O)		G71710142			None		2,020
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9.0 Pence Per Share		For	For		Mgmt
	4	Re-elect Sir David Brown as Director		For	For		Mgmt
	5	Re-elect Sir John Collins as Director		For	For		Mgmt
	6	Elect Russ Peters as Director		For	For		Mgmt
	7	Re-elect Peter Smith as Director		For	For		Mgmt
	8	Re-appoint KPMG Audit Plc as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Amend P and O 2000 Executive Stock Option Plan		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 36 Million		For	For		Mgmt
	12	Approve P and O 2004 UK Sharesave Plan		For	For		Mgmt
	13	Approve Extension of P and O 2004 UK Sharesave Plan to Overseas Employees		For	For		Mgmt
	14	Authorise GBP 36 Million Deferred Stock for Market Purchase		For	For		Mgmt
	15	Approve Increase in Remuneration of Non-Executive Directors up to GBP 500,000		For	For		Mgmt

291

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A/S	Pernod Ricard		F72027109			None		73
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Consolidated Financial Statements, Statutory Reports and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.96 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Patrick Ricard as Director		For	For		Mgmt
	6	Elect Richard Burrows as Director		For	For		Mgmt
	7	Elect Pierre Pringuet as Director		For	For		Mgmt
	8	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	9	Ratify Patrick de Cambourg as Alternate Auditor		For	For		Mgmt
	10	Approve Expiration of Term of Salustro Reydel as Alternate Auditor		For	For		Mgmt
	11	Approve Remuneration of Directors in the Aggregate Amount of EUR 864,450		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	13	Authorize Issuance of Bonds/Debentures in the Aggregate Nominal Value of Up to EUR 3 Billion		For	Against		Mgmt
We therefore recommend that shareholders oppose this item and ask the company to request a reduced debt authority.
Special Business
	14	Change Fiscal Year End to June 30 and Amend Articles Accordingly		For	For		Mgmt
	15	Amend Articles of Association Re: Board Size and Terms of Directors		For	For		Mgmt
	16	Amend Articles of Association to Reflect 2003 Legal Changes Re: Role of Chairman, Access to Information, Related-Party Transactions, and Auditor Attendance at Board Meetings		For	For		Mgmt

However, ISS believes that all together the changes brought by the 2003 legal changes are positive, as they provide for further disclosure requirements on board functioning and better company oversight. Because we believe that the positive provisions in these new articles outweigh any negative ones, we recommend shareholders support this proposal.

	17	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	18	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain two main elements that we favor in a standard French executive stock option plan. The total number of shares reserved under the plan was not disclosed, which does not allow ISS to assess the potential dilution that could result from this plan. Furthermore, because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which could provide for option grants to management at a discount of up to 20 percent.

292

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	19	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	For		Mgmt
	20	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. However, a potential increase of 91.5 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests to issue capital without preemptive rights.

	21	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	Against		Mgmt
Based on the excessive dilution (91.50 percent over shares outstanding) for issuances without preemptive rights, we recommend a vote against this proposal.
	22	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/22/04 - A	Persimmon plc		G70202109			None		363
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 11.3 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-elect John White as Director		For	For		Mgmt
	4	Re-elect Michael Farley as Director		For	For		Mgmt
	5	Re-elect David Bryant as Director		For	For		Mgmt
	6	Re-elect Sir Chips Keswick as Director		For	For		Mgmt

We recommend that shareholders support the re-election of Sir Chips Keswick for a period of one year as, although we do not consider him to be independent, he is no longer a member of the Remuneration and Audit Committees.

293

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Elect Neil Davidson as Director		For	For		Mgmt
	8	Reappoint KPMG Audit Plc as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	9	Approve Remuneration Report		For	For		Mgmt
	10	Authorise 28,386,136 Ordinary Shares for Market Purchase		For	For		Mgmt

05/26/04 - A/S	Peugeot S.A.		F72313111			None		242
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 2.025 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Thierry Peugeot as Supervisory Board Member		For	Against		Mgmt

We classify the proposed director nominee who is up for reelection under this resolution as an insider, based on the significant remuneration he received from the company. Thierry Peugeot serves on the board’s Remuneration Committee. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on such key board committees as the audit and remuneration committees, threaten to undermine the purpose of these committees in providing independent oversight and preventing conflicts of interest. In this market, we oppose the election of insiders to the audit and remuneration committees. Because we do not support the inclusion of insiders on the board’s Remuneration Committee, we recommend that shareholders oppose this director nominee.

	6	Approve Remuneration of Directors in the Aggregate Amount of EUR 340,000		For	For		Mgmt
	7	Authorize Repurchase of Up to 24 Million Shares		For	For		Mgmt
Special Business
	8	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	9	Approve Stock Option Plan Grants		For	Against		Mgmt

While dilution under this plan would be acceptable, ISS believes that approval of this plan would grant Peugeot S.A. excessive discretion as to the pricing of the options. Furthermore, the company’s Remuneration Committee includes one insider, Thierry Peugeot. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on key board committees such as the audit and the remuneration committees, threaten to undermine the purpose of these committees in providing independent oversight and preventing conflicts of interest. As such, we recommend to vote against this request.

294

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/25/04 - A	Philips Electronics Nv		N6817P109			None		5,412
	1	Open Meeting		None	None		Mgmt
	2.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Receive Explanation of Corporate Governance Structure		None	None		Mgmt
	2.3	Receive Explanation of Policy on Reserves and Dividends		None	None		Mgmt
	2.4	Approve Dividends of EUR 0.36 Per Share		For	For		Mgmt
	2.5	Approve Discharge of Management Board		For	For		Mgmt
	2.6	Approve Discharge of Supervisory Board		For	For		Mgmt
	3	Elect Supervisory Board Member		For	For		Mgmt
	4.1	Approve Remuneration Policy of Management Board		For	For		Mgmt
	4.2	Amend 2003 Long-Term Incentive Plan Regarding Distribution of Shares: Allocate a Maximum of 2.5 Percent of Annual Pool of Shares Reserved for LTIP to Management Board on Annual Basis		For	For		Mgmt
	5	Grant Board Authority to Issue Shares Restricting/Excluding Preemptive Rights Up to 20 Percent of Issued Capital		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	7	Authorize Board to Set Record Date		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt
	9	Close Meeting		None	None		Mgmt

295

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/25/04 - A/S	Pinault-Printemps-Redoute		F7269R105			None		89
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Net Dividends of EUR 2.40 per Share		For	For		Mgmt
	5	Reelect Patricia Barbizet as Supervisory Board Member		For	Against		Mgmt
	6	Reelect Francois Henrot as Supervisory Board Member		For	For		Mgmt
	7	Reelect Rene Barbier de La Serre as Supervisory Board Member		For	For		Mgmt
	8	Reelect Luca Cordero di Montezemolo as Supervisory Board Member		For	For		Mgmt
	9	Reelect Francois Pinault as Supervisory Board Member		For	For		Mgmt
	10	Reappoint KPMG SA as Auditors		For	For		Mgmt
	11	Ratify Jean-Claude Andre et Autres as Alternate Auditors		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	13	Change Location of Registered Office/Headquarters		For	For		Mgmt
Special Business
	14	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	For		Mgmt
The potential capital increase (41 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.

296

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	15	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 200 Million		For	Against		Mgmt

A potential increase of 41 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests to issue capital without preemptive rights. We therefore recommend a vote against this request.

	16	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 50 Million		For	Against		Mgmt

While this amount would not be separate from the issue authority without preemptive rights (Item 15), we consider the potential dilution under Item 15 to be excessive. Furthermore, when contacted by ISS, the company did not provide additional information regarding the purpose of this request or any information in respect to the beneficiaries of this capital increase. Given the excessive dilution, lack of information, because we believe that approval of this request would provide the company with excessive discretion as to determine the beneficiaries of this capital increase, and because we do not support issuances without preemptive rights at a discount to market value, we recommend that shareholders do not support this proposal.

	17	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt

Currently, the company’s employees control 0.7 percent of issued capital in terms of the company’s share purchase plan. Approval of this plan could increase employee participation to approximately 1.68 percent. While the potential dilution falls within ISS guidelines for savings-related share purchase plans, we do not support the granting of shares free of charge to plan participants.

	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

06/29/04 - A	Pioneer Corporation		J63825145			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 12.5, Final JY 12.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt

297

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/10/04 - A/S	Pirelli & Company		T76434108			05/05/04		4,087
Ordinary Business
	1	Approve Financial Statements, Statutory Reports, and Allocation of Income		For	For		Mgmt
	2	Elect One Director		For	For		Mgmt
	3	Authorize Share Repurchase Program and Reissuance of Repurchased Shares; Cancel May 7, 2003, Authorization to Repurchase Shares		For	For		Mgmt
	4	Approve Remuneration of Members of the Controlling Board Constituted According to the 2001 Law n.231		For	For		Mgmt
	5	Adopt Rules Governing General Meetings		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed. In this specific case, some of the proposed amendments are non-contentious and ISS would support such changes since they would not jeopardize shareholder value or rights, others cannot be supported by ISS since they would limit rights already owned by shareholders and introduce negative corporate governance practices. Thus, we recommend a vote against the entire resolution Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

	2	Approve Creation of EUR 600 Million Pool of Conditional Capital Partially With Preemptive Rights; Authorize Issuance of Convertible Bonds or Bonds With Warrants Attached with Preemptive Rights		For	Against		Mgmt

Here, due to lack of information we are unable to determine the potential voting dilution that may result to outstanding capital. In addition, the authorizations are being presented to shareholders under a bundled resolution. Therefore, we recommend a vote against this resolution.

298

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A/S	Pirelli & Company		T76434108			None		4,087
Ordinary Business
	1	Approve Financial Statements, Statutory Reports, and Allocation of Income		For	For		Mgmt
	2	Elect One Director		For	For		Mgmt
	3	Authorize Share Repurchase Program and Reissuance of Repurchased Shares; Cancel May 7, 2003, Authorization to Repurchase Shares		For	For		Mgmt
	4	Approve Remuneration of Members of the Controlling Board Constituted According to the 2001 Law n.231		For	For		Mgmt
	5	Adopt Rules Governing General Meetings		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt
	2	Approve Creation of EUR 600 Million Pool of Conditional Capital Partially With Preemptive Rights; Authorize Issuance of Convertible Bonds or Bonds With Warrants Attached with Preemptive Rights		For	Against		Mgmt

04/02/04 - A	Portugal Telecom, SGPS, S.A.		X6769Q104			None		1,503
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Ratify Appointment of Board Members		For	For		Mgmt
	6	Authorize Repurchase of Shares and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve EUR 125.4 Million Reduction in Share Capital via Cancellation of 125.4 Million Shares		For	For		Mgmt
	8	Authorize Issuance of Convertible Bonds without Preemptive Rights		For	Against		Mgmt
	9	Eliminate Preemptive Rights in Connection with Proposed Issuance of Convertible Bonds		For	Against		Mgmt
	10	Authorize Issuance of Bonds or Other Securities		For	For		Mgmt
	11	Approve Bond Repurchase and Reissuance		For	For		Mgmt

299

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Promise Co Ltd.		J64083108			03/31/04		150
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 50, Final JY 50, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonus for Director		For	For		Mgmt

04/15/04 - A	Promotora de informaciones (frmely Grupo Prisa)		E8183K102			None		62
	1	Approve Individual and Consolidated Financial Statements; Allocation of Income		For	For		Mgmt
	2	Approve Discharge of Board of Directors		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Elect Management Board		For	For		Mgmt
	5	Amend Articles Re: Legal Provisions Governing the Company, Competencies, General Meeting, Number of Members and Duties, Audit Committee, Substitutions and Appointments, and Legal Compliance		For	For		Mgmt
	6	Approve General Meeting Guidelines		For	For		Mgmt
	7	Approve Stock Option Plan For Executive Directors and Managers		For	For		Mgmt
	8	Authorize Repurchase of Shares		For	For		Mgmt
	9	Accept Report Re: Board of Directors’ Guidelines		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

05/07/04 - S	PROSIEBEN SAT.1 MEDIA AG (frmly Prosieben Media AG)		D6216S101			None		258
	1	Approve Creation of EUR 97.2 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt

300

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A	Provident Financial PLC		G72783155			None		392
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 19.9 Pence Per Share		For	For		Mgmt
	4	Elect Ray Miles as Director		For	For		Mgmt
	5	Elect Graham Pimlott as Director		For	For		Mgmt
	6	Re-elect Chris Johnstone as Director		For	For		Mgmt
	7	Re-elect John Maxwell as Director		For	For		Mgmt
	8	Re-elect David Swann as Director		For	For		Mgmt
	9	Re-elect Charles Gregson as Director		For	For		Mgmt
	10	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	11	Authorise 25,480,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,320,348		For	For		Mgmt
	13	Authorise EU Political Donations and EU Political Expenditure up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	14	Approve Increase in Aggregate Remuneration of Non-Executive Directors from GBP 250,000 to GBP 300,000		For	For		Mgmt

05/06/04 - A	Prudential Plc (frm.Prudential Corporation Plc)		G72899100			None		4,529
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Re-elect Jonathan Bloomer as Director		For	For		Mgmt
	4	Re-elect Philip Broadley as Director		For	For		Mgmt
	5	Re-elect Rob Rowley as Director		For	For		Mgmt
	6	Elect Kathleen O’Donovan as Director		For	For		Mgmt
	7	Elect Bridget Macaskill as Director		For	For		Mgmt
	8	Elect Mark Norbom as Director		For	For		Mgmt
	9	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise the Company to Make EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	11	Authorise Egg plc to Make EU Political Donations up to Aggregate Nominal Amount of GBP 25,000		For	For		Mgmt

301

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

12

Approve Increase in Authorised Capital from GBP 150 Million to GBP 170 Million and USD 20 Million and EUR 20 Million; by the Creation of 2 Billion Sterling Preference Shares, 2 Billion Dollar Preference Shares and 2 Billion Euro Preference Shares

				For	For		Mgmt
13

Authorise Issuance of Sterling Preference Shares with Pre-emptive Rights up to GBP 20 Million; Dollar Preference Shares with Pre-emptive Rights up to USD 20 Million; and Euro Preference Shares with Pre-emptive Rights up to EUR 20 Million

				For	For		Mgmt
	14	Authorise Issuance of Ordinary Shares with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 33,480,000		For	For		Mgmt
	15	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,000,000		For	For		Mgmt
	16	Authorise 200 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	17	Amend Articles of Association Re: Preference Shares and Final Dividend		For	For		Mgmt

03/26/04 - A	PT MULTIMEDIA Servicos de Telecomunicacoes e Multimedia SGPS		X70127109			None		48
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Ratify Appointment of Directors to Management Board		For	For		Mgmt
	6	Elect Board Committee Members		For	For		Mgmt
	7	Authorize Repurchase of Shares		For	For		Mgmt

302

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A/S	PUBLICIS GROUPE		F7607Z165			None		296
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 0.39 per Share		For	For		Mgmt
	4	Approve Discharge of Management Board		For	For		Mgmt
	5	Approve Discharge of Supervisory Board		For	For		Mgmt
	6	Approve Remuneration of Supervisory Board Members of EUR 3,500 Each Per Meeting Attended and EUR 4,000 Each Per Audit and Remuneration and Nomination Committee Meeting Attended		For	For		Mgmt
	7	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	8	Reelect Sophie Dulac as Supervisory Board Member		For	For		Mgmt
	9	Reelect Helene Ploix as Supervisory Board Member		For	For		Mgmt
	10	Reelect Monique Bercault as Supervisory Board Member		For	For		Mgmt
	11	Reelect Michel Cicurel as Supervisory Board Member		For	For		Mgmt
	12	Reelect Amaury-Daniel de Seze as Supervisory Board Member		For	For		Mgmt
	13	Reelect Gerard Worms as Supervisory Board Member		For	For		Mgmt
	14	Ratify Patrick de Cambourg as Alternate Auditor		For	For		Mgmt
	15	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Authorize Capital Increase to Finance Exchange Offer Regarding Saatchi & Saatchi Shares		For	For		Mgmt
	18	Authorize Issuance of Equity or Equity-Linked Securities or Warrants with Preemptive Rights up to Aggregate Nominal Amount of EUR 40 Million		For	For		Mgmt
The potential capital increase (51.2 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.

303

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	19	Authorize Issuance of Equity or Equity-Linked Securities or Warrants without Preemptive Rights up to Aggregate Nominal Amount of EUR 40 Million		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. However, a potential increase of 51.2 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests to issue capital without preemptive rights.

	20	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 40 Million to Qualified Investors		For	Against		Mgmt

Given the excessive dilution, because we believe that approval of this request would provide the company with excessive discretion as to determine the beneficiaries of this capital increase, and because we do not support issuances without preemptive rights at a discount to market value, we recommend that shareholders do not support this proposal.

	21	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	23	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/20/04 - A	PUMA (RUDOLF DASSLER SPORT)		D62318148			None		25
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.70 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers GmbH as Auditors		For	For		Mgmt
	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	7	Approve Decrease in Size of Supervisory Board to Six Members (Whereof Four Shareholder Representatives and Two Employee Representatives)		For	For		Mgmt

304

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/02/04 - A	QBE Insurance Group Ltd.		Q78063114			None		1,052
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2a	Elect L. F. Bleasel as Director		For	For		Mgmt
	2b	Elect N. F. Greiner as Director		For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of AUD 2.2 Million Per Annum		For	For		Mgmt
	4	Amend Constitution Re: Non-Executive Directors’ Retirement Allowances		For	For		Mgmt
	5	Approve Issue of Conditional Rights and Options Under the Senior Executive Equity Scheme to F. M. O’Halloran, Chief Executive Officer		For	For		Mgmt

06/16/04 - A	Qiagen N.V.		N72482107			05/10/04		219
Meeting for Holders of ADRs
	1	PROPOSAL TO ADOPT THE ANNUAL ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 2003 (FISCAL YEAR 2003).		For	For		Mgmt
	2	PROPOSAL TO APPROVE THE PERFORMANCE OF THE MANAGING BOARD DURING FISCAL YEAR 2003, INCLUDING A DISCHARGE FROM LIABILITY.		For	For		Mgmt
	3	PROPOSAL TO APPROVE THE PERFORMANCE OF THE SUPERVISORY BOARD DURING FISCAL YEAR 2003, INCLUDING A DISCHARGE FROM LIABILITY.		For	For		Mgmt
4

PROPOSAL TO REAPPOINT DR. HEINRICH HORNEF, MR. ERIK HORNNAESS, PROF. DR. MANFRED KAROBATH, PROF. DR. DETLEV H. RIESNER, MR. JOCHEN WALTER AND DR. FRANZ A. WIRTZ AND TO APPOINT DR. METIN COLPAN AS SUPERVISORY DIRECTORS.

				For	For		Mgmt
	5	PROPOSAL TO REAPPOINT MR PEER M. SCHATZ AND TO APPOINT DR. JOACHIM SCHORR AND MR. BERND UDER AS MANAGING DIRECTORS.		For	For		Mgmt

305

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	PROPOSAL TO ADOPT THE REMUNERATION POLICY WITH RESPECT TO THE MANAGING BOARD AND TO APPROVE GUIDELINES REGARDING REMUNERATION BY GRANTING OPTIONS TO PURCHASE COMMON STOCK.		For	Against		Mgmt

We would like to see further details disclosed about the remuneration policies applied, particularly with respect to the performance criteria. Because of potential excessive dilution (16.4 percent) from the company’s stock option plan, ISS recommends a vote against the proposal.

	7	PROPOSAL TO APPROVE THE REMUNERATION OF THE SUPERVISORY BOARD.		For	Against		Mgmt

Because of potential excessive dilution (16.4 percent) from the company’s stock option plan, and because it is unclear whether members of the Compensation Committee would be eligible to receive stock options, ISS recommends a vote against the proposal.

	8	Ratify Auditors		For	For		Mgmt
	9	PROPOSAL TO EXTEND THE AUTHORITY OF THE SUPERVISORY BOARD UNTIL JUNE 16, 2009, PURSUANT TO ARTICLE 4 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY.		For	Against		Mgmt
Due to the excessive time framework, antitakeover potential, and dilutive potential (105 percent), we recommend a vote against the proposal.
	10	PROPOSAL TO EXTEND THE AUTHORITY OF THE MANAGING BOARD UNTIL DECEMBER 16, 2005, PURSUANT TO ARTICLE 6 OF THE ARTICLES OF ASSOCIATION OF THE COMPANY.		For	For		Mgmt

306

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	RANK GROUP PLC		G7377H105			None		1,150
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9.3 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Peter Jarvis as Director		For	For		Mgmt
	5	Re-elect Alun Cathcart as Director		For	For		Mgmt
	6	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 21,960,000		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,980,850		For	For		Mgmt
	10	Authorise 89,442,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	11	Approve Scrip Dividend		For	For		Mgmt

04/28/04 - A/S	RAS (Riunione Adriatica di Sicurta)		T79470109			04/23/04		655
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations; Add One New Articles to Company’s Bylaws; Renumber Articles of Association		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed. This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law. Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

307

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2	Amend Rules Governing General Meetings		For	For		Mgmt
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Resignation of Certain Directors; Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Remuneration		For	For		Mgmt
	3	Accept Resignation of One Alternate Internal Statutory Auditor; Appoint One Auditor to Reintegrate Board of Internal Statutory Auditors		For	For		Mgmt
	4	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

05/13/04 - A	Reckitt Benckiser Plc (Formerly Reckitt & Colman Plc)		G7420A107			None		1,017
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 14 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect George Greener as Director		For	For		Mgmt
	5	Re-elect Peter White as Director		For	For		Mgmt
	6	Re-elect Colin Day as Director		For	For		Mgmt
	7	Elect Judith Sprieser as Director		For	For		Mgmt
	8	Elect Kenneth Hydon as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 24,842,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,726,000		For	For		Mgmt
	12	Authorise 70,800,000 Ordinary Shares for Market Purchase		For	For		Mgmt

308

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Reed Elsevier NV (Formerly Elsevier Nv)		N73430105			04/22/04		1,065
	1	Open Meeting		None	None		Mgmt
	2	Documents Received		None	None		Mgmt
	3	Receive Report of Management Board		None	None		Mgmt
	4	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Dividends of EUR 0.30 per Ordinary Share		For	For		Mgmt
	6	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	7.1	Approve Discharge of Management Board		For	For		Mgmt
	7.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	8	Reelect Deloitte Accountants as Auditors		For	For		Mgmt
	9	Elect Supervisory Board Member		For	For		Mgmt
	10	Reelect G. van de Aast as Member of Management Board		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	12.1	Grant Board Authority to Issue Shares Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	12.2	Grant Board Authority to Restrict/Exclude Preemptive Rights for Share Issuance under Item 12.1		For	For		Mgmt
	13	Other Business		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

04/28/04 - A	Reed Elsevier Plc(formerly Reed International PLC)		G74570105			None		2,418
	1a	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1b	Approve Remuneration Report		For	For		Mgmt
	2	Approve Final Dividend of 8.7 Pence Per Ordinary Share		For	For		Mgmt
	3a	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	3b	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	4a	Re-elect Gerard van de Aast as Director		For	For		Mgmt
	4b	Re-elect Morris Tabaksblat as Director		For	For		Mgmt
	4c	Re-elect Rolf Stomberg as Director		For	For		Mgmt
	4d	Re-elect Lord Sharman Of Redlynch as Director		For	For		Mgmt
	5	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 25,000,000		For	For		Mgmt
	6	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 7,900,000		For	For		Mgmt
	7	Authorise 127 Million Shares for Market Purchase		For	For		Mgmt

309

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A/S	Renault		F77098105			None		236
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt

Because of the increase in dividend and the company’s need to continue investing in high growth foreign markets to better compete with the other large automobile manufacturers, we believe that this is an acceptable dividend proposal. We will however continue to monitor Renault’s dividend policy to ensure that shareholders will be adequately compensated in the future.

	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
Despite these shortcomings, we recommend a vote in favor of these board elections at this time.
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt
	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt
	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt
Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt

The potential capital increase (26 percent over current issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights. This is a reasonable financing request.

310

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt
Because approval of this amendment would authorize the election of a new, independent board member, we recommend a vote in favor of this proposal.
	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt
Because the proposed amendment fails to address the underlying problem represented by the shareholding disclosure requirement, we recommend a vote against this proposal.
Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
We have no concerns that would lead us to oppose this candidate at this time.
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/30/04 - A/S	Renault		F77098105			None		236
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 1.40 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Francois de Combret as Director		For	For		Mgmt
	6	Reelect Bernard Larrouturou as Director		For	For		Mgmt
	7	Elect Jean-Louis Girodolle as Director		For	For		Mgmt
	8	Elect Itaru Koeda as Director		For	For		Mgmt
	9	Elect Francois Pinault as Director		For	For		Mgmt
	10	Approve Discharge of Yoshikazu Hanawa		For	For		Mgmt
	11	Approve Discharge of Bruno Bezard		For	For		Mgmt
	12	Approve Discharge of Jeanne Seyvet		For	For		Mgmt

311

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Confirm Receipt of Special Auditors’ Report Regarding Remuneration of Participating Stock		For	For		Mgmt
	14	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Amount of EUR 4 Billion		For	For		Mgmt
Special Business
	16	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	17	Maintain Authority to Issue Equity and Equity-Linked Securities without Preemptive Rights Submitted to Shareholder Vote on April 29, 2003, to Increase Capital by Up to EUR 300 Million		For	For		Mgmt
	18	Amend Articles of Association to Increase the Number of Directors to Be Elected by Shareholders		For	For		Mgmt
	19	Amend Articles of Association to Reflect Financial Security Legislation Re: Shareholding Disclosure Requirement		For	Against		Mgmt
Ordinary Business
	20	Elect Charles de Croisset as Director		For	For		Mgmt
	21	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

05/27/04 - A	Rentokil Initial Plc(Formerly Rentokil Group Plc)		G75093115			None		1
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 4.35 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	5	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	6	Authorise 235,420,780 Ordinary Shares for Market Purchase		For	For		Mgmt
	7	Other Business (Non-Voting)		None	None		Mgmt

312

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/30/04 - A	Repsol Ypf SA (Formerly Repsol, S.A.)		E8471S130			None		1,825
	1	Approve Financial Statements, Allocation of Income and Distribution of Dividend of EUR 0.40 Per Share, and Discharge Directors		For	For		Mgmt
	2	Elect Management Board		For	For		Mgmt
	3	Approve Deloitte & Touche Espana Auditors SL as Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares up to a Maximum of Five Percent of Capital		For	For		Mgmt
	5	Amend Articles Re: Legal Provisions Governing the Company, Shareholders Meeting, Right of Attendance, Representation, Board Composition, Administrators’ Liability, and Debentures Issuance		For	For		Mgmt
	6	Amend Articles Re: Regulations of the General Shareholder’s Meeting		For	For		Mgmt
	7	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/25/04 - A	Resona Holdings, Inc.(formerly Daiwa Bank Holdings)		J6448E106			03/31/04		13,100
	1	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Approve Capital Reduction		For	For		Mgmt
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		Against
	3.9	Elect Director		For
	4	Appoint Additional External Audit Firm		For	For		Mgmt

04/22/04 - A	Reuters Group Plc (Formerly Reuters Holdings Plc)		G7540P109			None		2,382
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 6.15 Pence Per Share		For	For		Mgmt
	4	Re-elect Tom Glocer as Director		For	For		Mgmt
	5	Re-elect David Grigson as Director		For	For		Mgmt
	6	Re-elect Sir Christopher Hogg as Director		For	For		Mgmt

313

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Re-elect Ian Strachan as Director		For	For		Mgmt
	8	Re-elect Charles Sinclair as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Approve Increase in Remuneration for Each of the Non-Executive Directors from GBP 35,000 to GBP 50,000 Per Annum		For	For		Mgmt
	12	Amend Long-Term Incentive Plan		For	For		Mgmt
	13	Approve Restricted Share Plan		For	For		Mgmt
	14	Approve Additional Restricted Share Plans		For	For		Mgmt
	15	Approve Annual Bonus Profit Sharing Plan		For	For		Mgmt
	16	Approve Additional Bonus Profit Sharing Plans		For	For		Mgmt
	17	Authorise 143,254,000 Ordinary Shares for Market Purchase		For	For		Mgmt
	18	Adopt New Articles of Association		For	For		Mgmt
	19	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 107,400,000		For	For		Mgmt
	20	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 17,000,000		For	For		Mgmt

05/25/04 - A	Rexam Plc (Formerly Bowater)		G1274K113			None		2
Preference Shareholders May Only Vote on Resolution 12
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9.58 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Stefan Angwald as Director		For	For		Mgmt
	5	Re-elect Carl Symon as Director		For	For		Mgmt
	6	Re-elect Michael Buzzacott as Director		For	For		Mgmt
	7	Re-elect Yves Dominioni as Director		For	For		Mgmt
	8	Re-elect David Tucker as Director		For	For		Mgmt
	9	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 140,500,000		For	For		Mgmt
	11	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 17,600,000		For	For		Mgmt
	12	Authorise 54,800,000 Ordinary Shares for Market Purchase		For	For		Mgmt

314

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	RHI AG (Fm. Radex Heraklith Industriebeteiligungs AG)		A65231101			None		57
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Elect Supervisory Board Members		For	For		Mgmt
	6	Ratify Auditors		For	For		Mgmt

06/25/04 - A	Ricoh Co. Ltd.		J64683105			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (Candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

315

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Rio Tinto Ltd. (Formerly Cra Ltd.)		Q81437107			None		1,128
	1	Approve Renewal of Share Buy-Back Authorities		For	For		Mgmt
	2	Approve Adoption of Executive Incentive Plans (Mining Companies Comparative Plan 2004 and Share Option Plan 2004)		For	For		Mgmt
	3	Approve Awards to Directors Under Executive Incentive and Share Savings Plans		For	For		Mgmt
	4	Elect John Kerr as Director		For	For		Mgmt

Concerning the poor attendance records of two of the company’s directors, while we understand the difficulty and expense of attending board meetings, attendance is critical for board members. The purpose of board membership is to represent outside shareholder interests and to monitor the activities of management. Directors cannot satisfy their fiduciary responsibility to shareholders if they do not attend meetings. Due to his inability to attend the majority of meetings, Mr. Clementi should either resign his position as director or make a more concerted effort to attend meetings.  ISS will extend more leniency in the case of Mr. Kerr as he was only eligible to attend one board meeting in the previous year. However, if he fails to consistently attend at least 75 percent of all board and committee meetings in future years, then ISS will not hesitate to recommend voting against his reelection. Despite these shortcomings, director elections are standard proposals at annual meetings and these concerns would not be enough to lead us to oppose these candidates at this time.

	5	Elect Leigh Clifford as Director		For	For		Mgmt
	6	Elect Guy Elliot as Director		For	For		Mgmt
	7	Elect Richard Sykes as Director		For	For		Mgmt
	8	Elect Richard Giordano as Director		For	For		Mgmt
	9	Approve the Remuneration Report as Set Out in the 2003 Annual Review and the 2003 Annual Report and Financial Statements		For	For		Mgmt
	10	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	11	Approve the Company’s Financial Statements, the Report of the Directors and the Report of the Auditors in the Year Ended Dec. 31, 2003		For	For		Mgmt

316

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/07/04 - A	Rio Tinto Plc (Formerly Rtz Corp. Plc)		G75754104			None		2,061
	1	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 34,470,000		For	For		Mgmt
	2	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 6,890,000		For	For		Mgmt
	3	Authorise 106.7 Million Rio Tinto plc Shares for Market Purchase		For	For		Mgmt
	4	Approve the Mining Companies Comparative Plan 2004 and the Rio Tinto Share Option Plan 2004		For	For		Mgmt
	5	Elect Sir John Kerr as Director		For	For		Mgmt
	6	Re-elect Leigh Clifford as Director		For	For		Mgmt
	7	Re-elect Guy Elliott as Director		For	For		Mgmt
	8	Re-elect Sir Richard Sykes as Director		For	For		Mgmt
	9	Re-elect Sir Richard Giordano as Director		For	For		Mgmt
	10	Reappoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	11	Approve Remuneration Report		For	For		Mgmt
	12	Accept Financial Statements and Statutory Reports		For	For		Mgmt

04/29/04 - A	RMC Group PLC		G76050106			None		718
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 21.8 Pence Per Ordinary Share		For	For		Mgmt
	3	Elect David Munro as Director		For	For		Mgmt
	4	Re-elect Bill Alexander as Director		For	For		Mgmt
	5	Re-elect Alastair Robinson as Director		For	For		Mgmt
	6	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Approve Remuneration Report		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 22,177,997		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 3,327,032		For	For		Mgmt
	10	Authorise 26,537,390 Ordinary Shares for Market Purchase		For	For		Mgmt
	11	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt

317

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/06/04 - A	Roche Holding Ag		H69293225			None		40
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.65 per Share		For	For		Mgmt
	4	Reelect Walter Frey and Andreas Oeri as Directors; Elect Bruno Gehrig and Lodewijk J.R. de Vink as Directors		For	For		Mgmt
	5	Ratify KPMG Klynveld Peat Marwick Goerdeler SA as Auditors		For	For		Mgmt

04/19/04 - A	Rodamco Europe N.V. (Fm.Rodamco Continental Europe NV)		N7518K100			04/13/04		71
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	4.1	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	4.2	Approve Dividends		For	For		Mgmt
	5	Approve Discharge of Management Board		For	For		Mgmt
	6	Approve Discharge of Supervisory Board		For	For		Mgmt
	7	Approve Company’s Corporate Governance Structure		For	For		Mgmt
	8	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
9

Amend Articles Re: Add Indemnification Clause for Members of Management and Supervisory Boards; Require Shareholder Approval of Remuneration Policy for Management Board; Introduce Four-Year Terms for Supervisory Board Members; Other Changes

				For	For		Mgmt
	10	Designate Supervisory Board Member (H. Okkens) to Represent Company in Case of Conflict of Interest Pursuant to Article 11.4 of Articles of Association		For	For		Mgmt
	11	Elect J. Die to Management Board		For	For		Mgmt
	12	Reelect K. Dornbush, H. Okkens, and H. van Wijk to Supervisory Board		For	For		Mgmt
	13	Other Business (Non-Voting)		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

318

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Rohm Co. Ltd.		J65328122			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 12.5, Final JY 42.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the first nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonus for Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing this item.

05/05/04 - A	ROLLS-ROYCE GROUP PLC (formerly Rolls-Royce Plc)		G7630U109			None		3,144
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Re-elect Euan Baird as Director		For	For		Mgmt
	4	Elect Amy Bondurant as Director		For	For		Mgmt
	5	Re-elect Peter Byrom as Director		For	For		Mgmt
	6	Re-elect John Cheffins as Director		For	For		Mgmt
	7	Elect Carl-Peter Forster as Director		For	For		Mgmt
	8	Re-elect Colin Green as Director		For	For		Mgmt
	9	Re-elect James Guyette as Director		For	For		Mgmt
	10	Re-elect Michael Howse as Director		For	For		Mgmt
	11	Re-elect Lord Moore of Lower Marsh as Director		For	For		Mgmt
	12	Re-elect Sir Robin Nicholson as Director		For	For		Mgmt
	13	Re-elect Sir John Rose as Director		For	For		Mgmt
	14	Re-elect Andrew Shilston as Director		For	For		Mgmt
	15	Elect Ian Strachan as Director		For	For		Mgmt
	16	Re-elect Carl Symon as Director		For	For		Mgmt
	17	Re-elect Sir John Weston as Director		For	For		Mgmt
	18	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	19	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 111,843,332		For	For		Mgmt
	20	Authorise Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of GBP 16,776,499		For	For		Mgmt
	21	Authorise 167,764,998 Shares for Market Purchase		For	For		Mgmt
	22	Amend Articles of Association Re: Removal of Restrictions on the Company’s Borrowing Power		For	For		Mgmt
	23	Approve Rolls-Royce Group plc Performance Share Plan		For	For		Mgmt
	24	Approve Increase in Authorised Capital from GBP 500,050,000.60 to GBP 1,500,050,000.60; Approve Issue of B Shares; and Amend Articles Re: B Shares		For	For		Mgmt
	25	Approve Final Dividend of 5 Pence Per Share If Resolution 24 is Not Passed		For	For		Mgmt
	26	Approve Scrip Dividend If Resolution 24 is Not Passed		For	For		Mgmt

319

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/28/04 - A	Royal & Sun Alliance Insurance Group(Formerly Sun Alliance Group)		G8566X133			None		4
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 2.9 Pence Per Ordinary Share		For	For		Mgmt
	3	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	4	Elect Edward Lea as Director		For	For		Mgmt
	5	Elect John Maxwell as Director		For	For		Mgmt
	6	Elect Noel Harwerth as Director		For	For		Mgmt
	7	Elect Malcolm Le May as Director		For	For		Mgmt
	8	Elect George Culmer as Director		For	For		Mgmt
	9	Approve Remuneration Report		For	For		Mgmt
	10	Approve the Royal Sun and Alliance Insurance Group Plc Share Matching Plan		For	For		Mgmt
	11	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 100,000 and Incur EU Political Expenditure up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt

320

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Amend Articles of Association Re: Electronic Communication		For	For		Mgmt
	13	Authorise Directors to Establish a Scrip Dividend Scheme		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 439,023,157		For	For		Mgmt
	15	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 39,603,474		For	For		Mgmt
	16	Authorise 288,025,262 Ordinary Shares for Market Purchase		For	For		Mgmt

04/29/04 - A	Royal Bank Of Scotland Group Plc		G76891111			None		5,461
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 35.7 Pence Per Share		For	For		Mgmt
	4	Re-elect Emilio Botin as Director		For	For		Mgmt
	5	Re-elect Lawrence Fish as Director		For	For		Mgmt
	6	Re-elect Sir Angus Grossart as Director		For	For		Mgmt
	7	Re-elect Sir George Mathewson as Director		For	For		Mgmt
	8	Re-elect Gordon Pell as Director		For	For		Mgmt
	9	Re-elect Iain Robertson as Director		For	For		Mgmt
	10	Re-elect Sir Iain Vallance as Director		For	For		Mgmt
	11	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	12	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 247,120,127		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 37,068,019		For	For		Mgmt
	15	Authorise 296,544,152 Ordinary Shares for Market Purchase		For	For		Mgmt
	16	Approve Increase in Authorised Capital by Creation of 110 Million Category II Non-cumulative Dollar Preference Shares; Issue Equity with Pre-emptive Rights up to All the Existing Preference Shares		For	For		Mgmt
	17	Amend Articles Re: Preference Shares		For	For		Mgmt

321

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Royal Dutch Petroleum Co.		N76277172			06/21/04		4,499
	1	Receive Report of Management Board		None	None		Mgmt
	2.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.2	Approve Total Dividend of EUR 1.76 Per Share		For	For		Mgmt
	2.3	Approve Discharge of Management Board		For	Against		Mgmt
	2.4	Approve Discharge of Supervisory Board		For	Against		Mgmt
	3	Elect L. Cook to Management Board		For	For		Mgmt
	4	Elect C. Morin-Postel to Supervisory Board		For	For		Mgmt
	5	Reelect van de Bergh to Supervisory Board		For	For		Mgmt
	6	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

04/15/04 - A	Royal KPN NV		N4297B146			None		3,906
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3.2	Receive Explanation of Reserves and Dividend Policy		None	None		Mgmt
	3.3	Approve Dividends		For	For		Mgmt
	4.1	Approve Discharge of Management Board		For	For		Mgmt
	4.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	6	Approve Remuneration Policy		For	For		Mgmt
	7.1	Ratify PricewaterhouseCoopers Accountants N.V. as Auditors		For	For		Mgmt
	7.2	Authorize Board to Prepare Annual Report in English		For	For		Mgmt
	8.1	Opportunity for General Meeting to Make Recommendations for Appointment Member of Supervisory Board		None	None		Mgmt
	8	Elect Supervisory Board Member		For	For		Mgmt
	8.3	Receive Announcement of Vacancy on Supervisory Board		None	None		Mgmt

322

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	8	Elect Directors		For	For		Mgmt
	9.1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	9.2	Grant Board Authority to Issue Ordinary Shares Up to 20 Percent of Issued Capital and All Unissued but Authorized Class B Preference Shares		For	Against		Mgmt
Because of the potential issuance of protective preference shares that could serve as an antitakeover device, we recommend a vote against this item.
	9.3	Grant Board Authority to Exclude Preemptive Rights from Issuance Under Item 9.2		For	Against		Mgmt
In keeping with our opposition against Item 9.2, we recommend a vote against this item as well.
	10	Approve Proposal to Reduce Capital Through Cancellation of Own Shares Up to 10 Percent of Issued Share Capital		For	For		Mgmt
	11	Other Business (Non-Voting)		None	None		Mgmt

04/15/04 - A	Rwe Ag		D6629K109			None		698
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.25 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt
	6	Amend Articles Re: Supervisory Board Remuneration Scheme		For	For		Mgmt

323

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Sacyr Vallermoso (frmely Vallehermoso, S.A.)		E6038H118			None		183
	1	Accept Individual and Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Fix Number of Directors; Elect Directors		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Adopt New Articles of Association/Charter		For	For		Mgmt
	6	Approve General Meeting Guidelines		For	For		Mgmt
	7	Approve Remuneration of Directors		For	For		Mgmt
	8	Authorize Issuance of 13.85 Million Shares without Preemptive Rights at EUR 11.50 Per Share; Amend Article 5 Accordingly; Approve Listing of New Shares in Stock Exchange		For	For		Mgmt
	9	Authorize Capitalization of Reserves of EUR 6.49 Million for a Share Issuance; Amend Article 5 Accordingly; Approve Listing of Shares in Stock Exchange		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt
	11	Authorize Issuance of Convertible Bonds without Preemptive Rights		For	For		Mgmt
	12	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	13	Information Regarding Board Guidelines		For	For		Mgmt

02/11/04 - S	Safeway PLC(formerly Argyll Group)		G7769A106			None		2,141
	1	Approve Scheme of Arrangement; Approve Share Capital Reorganisation, Share Capital Reduction and Restoration and Allotment of Relevant Securities to Morrisons; and Amend Articles		For	For		Mgmt

02/11/04 - C	Safeway PLC(formerly Argyll Group)		G7769A106			None		2,141
Court Meeting
	1	Approve Scheme of Arrangement		For	For		Mgmt

03/04/04 - A	Sage Group plc (The)		G7771K134			None		2,359
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 1.095 Pence Per Share		For	For		Mgmt
	3	Re-elect Michael Jackson as Director		For	For		Mgmt
	4	Re-elect Paul Walker as Director		For	For		Mgmt

324

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Re-elect Paul Harrison as Director		For	For		Mgmt
	6	Re-elect Paul Stobart as Director		For	For		Mgmt
	7	Approve PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	8	Approve Remuneration Report		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,263,861		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 639,579		For	For		Mgmt

04/21/04 - A/S	Sagem S.A.		F03381138			None		38
Ordinary Business
	1	Approve Financial Statements and Discharge Management and Supervisory Board		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.41 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Constantin Associes as Auditors		For	For		Mgmt
These are routine items.
	6	Ratify Jean-Francois Serval as Alternate Auditor		For	For		Mgmt
	7	Ratify Deloitte Touche Tohmatsu Audit as Auditors		For	For		Mgmt
	8	Ratify Bureau d’Etudes Administratives Sociales et Comptables as Alternate Auditor		For	For		Mgmt
	9	Elect Yves Guena as Supervisory Board Member		For	Against		Mgmt

In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the election of the candidates proposed at this meeting.

	10	Elect Georges Chodron de Courcel as Supervisory Board Member		For	Against		Mgmt
	11	Elect Patrick Sevian as Supervisory Board Member		For	Against		Mgmt
	12	Approve Remuneration of Supervisory Board Members in the Aggregate Amount of EUR 400,000		For	For		Mgmt

325

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	14	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Value of Up to EUR 800 Million		For	For		Mgmt
Special Business
	16	Authorize Capitalization of Reserves of Up to EUR 15 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	17	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 15 Million		For	For		Mgmt
	18	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 15 Million		For	Against		Mgmt
The potential increase of 43.6 percent of issued capital exceeds the limit we recommend for general requests to issue capital without preemptive rights.
	19	Approve Stock Option Plan Grants to Subscribe for Newly Issued Shares		For	Against		Mgmt

Based on the lack of information provided by the company regarding the total number of shares reserved for its option plans and the possibility that shares would be issued to executives at a discount to market value, we recommend a vote against these proposals.

	20	Approve Stock Option Plan Grants to Purchase Existing Shares		For	Against		Mgmt
	21	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 100 Million		For	Against		Mgmt
	22	Set Global Limit for Debt Increase to Result from All Debt Instrument Issuance Requests at EUR 1 Billion		For	For		Mgmt
	23	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

326

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/07/04 - A	Sampo Oyj (Formerly Sampo-Leonia Insurance Co.		X75653109			03/26/04		456
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Receive Auditor’s Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 1.50 Per Share		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.7	Fix Number of Auditors; Approve Remuneration of Auditors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Appoint Ernst & Young Oy as Auditors		For	For		Mgmt
	2	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt
	3	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

05/06/04 - A	Sandvik Ab		W74857165			04/26/04		573
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports; Receive President’s Report		None	None		Mgmt
	8	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 10.50 Per Share		For	For		Mgmt
	11	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
	12	Approve Remuneration of Directors in the Amount of SEK 975,000 for Chairman and SEK 325,000 for Other Board Members; Approve Remuneration of SEK 200,000 for Committee Work		For	For		Mgmt
	13	Reelect George Ehrnrooth, Clas Aake Hedstroem, Sigrun Hjelmquist, Egil Myklebust, Arne Maartensson, Lars Nyberg, Anders Nyren, and Lars Pettersson as Directors		For	For		Mgmt

327

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Amend Articles Re: Specify that Audit Firm (One) or Individuals (Two or Three and Two or Three Deputies) May be Appointed as Auditor(s)		For	For		Mgmt
	15	Determine Number of Auditors (One Audit Firm)		For	For		Mgmt
	16	Approve Remuneration of Auditors		For	For		Mgmt
	17	Ratify KPMG Bohlins AB as Auditors		For	For		Mgmt
	18.1	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	18.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Sandvik because the general meeting would appoint the members of the committee and because executives would be prohibited from serving on the committee. On this basis, we recommend a vote in favor of the proposal.

Ordinary Business
	19	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

328

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sankyo Co. Ltd.		J67822106			03/31/04		500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 10, Interim Special JY 2.5, Final JY 10, Final Special JY 7.5		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Capital to Reflect Share Repurchase from 1.18 Billion to 1.17 Billion Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For

Candidates 8 and 9 have been designated as outside directors. Candidate 8 is a former official of the National Police Agency. Candidate 9 is honorary chairman of the holding company of Sankyo’s main bank.

	3.9	Elect Director		For
See item 3.8.
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He has spent the last 42 years with Sankyo; the last six as a full-time statutory auditor. The loophole in Japanese law which allows such individuals to be designated as outsiders is about to be closed; but the new rule has not yet taken effect.

	5	Approve Executive Stock Option Plan		For	For		Mgmt
This plan features premium pricing, maximum dilution of well under one percent, and option grants made only to employees and directors of the company. We have no reason to oppose this resolution.

329

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sankyo Co. Ltd. (OTC)		J67844100			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 20, Final JY 20, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt

06/23/04 - A/S	Sanofi-Synthelabo (Formerly Sanofi)		F5548N101			None		800
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.53 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures in the Aggregate Value of EUR 7 Billion		For	For		Mgmt
Special Business
7

Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million; Set Global Limit for Capital Increase to Result from Issuance Requests in Items 7-10 at EUR 1.25 Billion

				For	For		Mgmt
The potential capital increase (51 percent over currently issued capital) is in line with the limits prescribed by our guidelines for issuances with preemptive rights.
	8	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 750 Million		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but we also believe that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. However, a potential increase of 51 percent of issued capital without preemptive rights exceeds the limit we recommend for general requests to issue capital without preemptive rights.

330

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	10	Authorize Capitalization of Reserves of Up to EUR 500 Million for Bonus Issue or Increase in Par Value		For	For		Mgmt
Dilution is not a problem when capital is increased using any of these scenarios, as this would merely transfer wealth to shareholders. We see no reason to oppose this request.
	11	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	12	Approve Stock Option Plan Grants		For	Against		Mgmt

ISS applauds the company’s decision not to grant options at a discount. Furthermore, the potential dilution falls within ISS’s limit for stock option plans. However, the plan is administered by the company’s Remuneration Committee, which currently includes two insiders (Lindsay Owen-Jones and Thierry Desmaret). While the company is proposing a new composition of the board pursuant to the takeover of Aventis, no information has been provided with respect to the new composition of the Remuneration Committee. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on key board committees such as the audit and the remuneration committees, threaten to undermine the purpose of these committee in providing independent oversight and preventing conflicts of interest. As such, we recommend to vote against this request.

	13	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	14	Authorize Capital Increase of Up to EUR 1.429 Billion for Aventis Exchange Offer		For	For		Mgmt
	15	Change Company Name to Sanofi-Aventis		For	For		Mgmt
	16	Amend Articles of Association to Reduce Term of Board Members from Five to Four Years		For	For		Mgmt

331

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	17	Amend Articles to Reflect 2003 Legal Changes Re: Powers of the Chairman		For	For		Mgmt
	18	Reelect Jean-Francois Dehecq as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	19	Reelect Rene Barbier de la Serre as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	20	Reelect Robert Castaigne as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	21	Reelect Thierry Desmarest as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	22	Reelect Lindsay Owen-Jones as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	23	Reelect Bruno Weymuller as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	24	Confirm Appointment of Lord Douro as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	25	Confirm Appointment of Gerard Van Kemmel as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	26	Elect Christian Mulliez as Director (Representing Sanofi-Synthelabo)		For	For		Mgmt
	27	Elect Jean-Marc Bruel as Director (Representing Aventis)		For	For		Mgmt
	28	Elect Jurgen Dormann as Director (Representing Aventis)		For	For		Mgmt
	29	Elect Jean-Rene Fourtou as Director (Representing Aventis)		For	For		Mgmt
	30	Elect Serge Kampf as Director (Representing Aventis)		For	For		Mgmt
	31	Elect Igor Landau as Director (Representing Aventis)		For	For		Mgmt
	32	Elect Hubert Markl as Director (Representing Aventis)		For	For		Mgmt
	33	Elect Klaus Pohle as Director (Representing Aventis)		For	For		Mgmt
	34	Elect Hermann Scholl as Director (Representing Aventis)		For	For		Mgmt
	35	Confirm End of Term of Permanent Representative of Elf Aquitaine, L’Oreal, Pierre Castres Saint-Martin, Pierre-Gilles de Gennes, and Herve Guerin as Directors		For	For		Mgmt
	36	Approve Remuneration of Directors in the Aggregate Amount of Up to EUR 1 Million		For	For		Mgmt
	37	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

332

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Santos Ltd.		Q82869118			None		2,154
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Elect Directors		For	For		Mgmt
	3	Approve Remuneration of Directors in the Amount of AUD 1.5 Million Per Annum		For	For		Mgmt

06/29/04 - A	Sanyo Electric Co. Ltd.		J68897107			03/31/04		3,300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt

05/06/04 - A	Sap Ag		D66992104			None		519
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.80 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify KPMG Deutsche Treuhand-Gesellschaft AG as Auditors		For	For		Mgmt
	6	Amend Articles to Reflect Changes in Capital		For	For		Mgmt
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	8	Authorize Use of Financial Derivatives Method when Repurchasing Shares		For	Against		Mgmt
We recommend a vote against this resolution on the basis that it would allow the board to use a speculative financial instrument without sufficient safeguards.

04/22/04 - A	SAS AB		W7501Z106			04/08/04		89
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt

333

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements		None	None		Mgmt
	8	Receive Auditors’ Report		None	None		Mgmt
	9	Receive Board and Committee Reports; Receive President’s Report; Allow Questions		None	None		Mgmt
	10	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	11	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	12	Approve Discharge of Board and President		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 1.9 Million		For	For		Mgmt
	14	Approve Remuneration of Auditors		For	For		Mgmt
	15	Reelect Egil Myklebust, Berit Kjoell, Fritz Schur, Anitra Steen, Lars Reiben Soerensen, and Jacob Wallenberg as Directors		For	For		Mgmt
	16	Elect Eva Halvarsson, Jacob Heinsen, Palle Olsen, Rune Selmar, Reier Soeberg, Pia Rudengren, and Ragnhild Wiborg as Members of Nominating Committee		For	For		Mgmt
	17	Close Meeting		None	None		Mgmt

04/16/04 - A	Schering AG		D67334108			None		229
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.93 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify BDO Deutsche Warentreuhand AG as Auditors		For	For		Mgmt
	6	Approve Creation of EUR 97 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. Since the issuance request would result in the potentially excessive dilution of 50 percent, we recommend a vote against the resolution.

334

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

7

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 600 Million with Preemptive Rights; Approve Creation of EUR 10 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	8	Amend Articles Re: Supervisory Board Remuneration due to Changes in German Disclosure Regulations		For	Against		Mgmt

Because of the ruling by the German Federal Supreme Court it would be imprudent by the company to offer phantom stock, where the compensation is tied to the performance of the company’s stock, to the supervisory board. Adoption of such a plan could subject Schering to legal action and expenses related to such action would be incurred. Therefore, we recommend that shareholders oppose this proposal

	9	Adopt New Articles of Association		For	For		Mgmt
	10	Authorize Repurchase of up to Ten Percent of Issued Share Capital; Authorize Board to Issue Repurchased Shares as New Shares without Preemptive Rights		For	For		Mgmt
	11	Elect Karl-Hermann Baumann, Piet Borst, Mathias Doepfner, John Dormandy, Reiner Hagemann, Martin Kohlhaussen, Hermann-Josef Lamberti, and Giuseppe Vita to the Supervisory Board		For	For		Mgmt
	12	Approve Affiliation Agreements with Subsidiaries		For	For		Mgmt
	13	Approve Affiliation Agreements with Schering International Holding GmbH		For	For		Mgmt

05/06/04 - A	Schibsted ASA		R75677105			None		47
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Approve Notice of Meeting and Agenda		For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Allocation of Income and Dividends of NOK 3 Per Share		For	For		Mgmt
	6	Approve Remuneration of Auditors in the Amount of NOK 550,000		For	For		Mgmt
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Amend Corporate Purpose		For	For		Mgmt
9

Reelect Ole Sunde, Tinius Nagell-Erichsen, Jan Reinaas, and Cato Holmsen as Directors; Elect Grete Faremo as New Director; Reelect Christian Ringnes and John Rein as Deputy Directors; Elect One New Deputy Director

				For	For		Mgmt

335

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Approve Remuneration of Directors		For	For		Mgmt
	11	Receive Election Committee Report		None	None		Mgmt
	12	Approve Remuneration of Election Committee Chairman in the Amount of NOK 25,000; Approve Remuneration of Other Members of Election Committee in the Amount of NOK 5,000 Per Meeting		For	For		Mgmt
	13	Reelect Lars Christensen and Tinius Nagell-Erichsen as Members of Election Committee; Elect Grete Faremo as New Member of Election Committee		For	For		Mgmt

03/18/04 - A	Schindler Holding AG		H7258G142			None		10
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 6 per Share		For	For		Mgmt
	3	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	4	Ratify Ernst and Young AG as Auditors		For	For		Mgmt
	5	Approve CHF 365,350 Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt
	6	Amend Articles to Reflect Changes in Capital		For	For		Mgmt

04/27/04 - A/S	Schneider Electric SA (Formerly Schneider SA)		F86921107			None		493
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 1.65 per Share		For	For		Mgmt
	5	Elect Caisse des Depots et Consignations, Represented by Jerome Gallot, as Director		For	For		Mgmt
Despite these shortcomings, we recommend a vote in favor of these board elections at this time.
	6	Elect Chris C. Richardson as Director		For	For		Mgmt

336

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Reelect Alain Burq as Representative of Employee Shareholders to the Board		For	For		Mgmt
	8	Reelect Daniel Bouton as Director		For	For		Mgmt
	9	Reelect Thierry Breton as Director		For	For		Mgmt
	10	Reelect Willy Kissling as Director		For	For		Mgmt
	11	Reelect Piero Sierra as Director		For	For		Mgmt
	12	Reappoint Barbier Frinault et Autres (Ernst & Young) as Auditors		For	For		Mgmt
This is a routine item.
	13	Ratify Philippe Diu as Alternate Auditor to Barbier Frinault et Autres (Ernst & Young)		For	For		Mgmt
	14	Appoint Mazars & Guerard as Auditor		For	For		Mgmt
	15	Ratify Charles Vincensini as Alternate Auditor to Mazars & Guerard		For	For		Mgmt
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	17	Amend Articles of Association to Authorize the Appointment of Censors		For	For		Mgmt
	18	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	19	Approve Stock Option Plan Grants		For	Against		Mgmt

The total number of shares reserved for the company’s stock option plans exceeds our recommended guidelines for mature companies. Our guidelines for mature companies provide that shares reserved for all share options plans may not exceed 5 percent of company’s issued share capital. Furthermore, the company’s Remuneration and Nomination Committee includes one insider. ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Therefore, administration of plans should be in the hands of directors who are unable to participate in the plan. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders particularly on key board committees such as the audit and the remuneration committees threaten to undermine the purpose of these committee in providing independent oversight and preventing conflicts of interest. Given these concerns, we recommend a vote against this request.

	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

Because the company insufficiently limited the use of this authority, and based on the excessive dilution (41 percent) for issuances without preemptive rights, we recommend a vote against this proposal.

	22	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

337

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A/S	Schneider Electric SA (Formerly Schneider SA)		F86921107			None		275
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 1.65 per Share		For	For		Mgmt
	5	Elect Caisse des Depots et Consignations, Represented by Jerome Gallot, as Director		For	For		Mgmt
	6	Elect Chris C. Richardson as Director		For	For		Mgmt
	7	Reelect Alain Burq as Representative of Employee Shareholders to the Board		For	For		Mgmt
	8	Reelect Daniel Bouton as Director		For	For		Mgmt
	9	Reelect Thierry Breton as Director		For	For		Mgmt
	10	Reelect Willy Kissling as Director		For	For		Mgmt
	11	Reelect Piero Sierra as Director		For	For		Mgmt
	12	Reappoint Barbier Frinault et Autres (Ernst & Young) as Auditors		For	For		Mgmt
	13	Ratify Philippe Diu as Alternate Auditor to Barbier Frinault et Autres (Ernst & Young)		For	For		Mgmt
	14	Appoint Mazars & Guerard as Auditor		For	For		Mgmt
	15	Ratify Charles Vincensini as Alternate Auditor to Mazars & Guerard		For	For		Mgmt
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	17	Amend Articles of Association to Authorize the Appointment of Censors		For	For		Mgmt
	18	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	19	Approve Stock Option Plan Grants		For	Against		Mgmt
	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	22	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

338

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Schroders PLC		G7860B102			None		384
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 13 Pence Per Ordinary Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Elect Merlyn Lowther as Director		For	For		Mgmt
	5	Re-elect George Mallinckrodt as Director		For	For		Mgmt
	6	Re-elect Bruno Schroder as Director		For	For		Mgmt
	7	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	9	Approve Increase in Remuneration of Non-Executive Directors from GBP 500,000 to GBP 1,000,000		For	For		Mgmt
	10	Authorise 14,750,000 Non-Voting Ordinary Shares for Market Purchase		For	For		Mgmt
	11	Amend Articles of Association Re: Treasury Shares, The Uncertificated Securities Regulations 2001 and Retirement of Directors by Rotation		For	For		Mgmt
	12	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	13	Authorise EU Political Donations by Schroder Investment Management Ltd up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	14	Authorise EU Political Donations by Schroder Investment Management (Luxembourg) S.A. up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt

04/29/04 - A	Scottish & Newcastle PLC		G79269117			None		1,367
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 13.41 Pence Per Share		For	For		Mgmt
	4	Re-elect Iain Anderson as Director		For	For		Mgmt
	5	Re-elect Erik Hartwall as Director		For	For		Mgmt
	6	Re-elect Neville Isdell as Director		For	For		Mgmt
	7	Re-elect Ian McAllister as Director		For	For		Mgmt
	8	Re-elect Ian McHoul as Director		For	For		Mgmt
	9	Re-appoint Ernst and Young LLP as Auditors of the Company		For	For		Mgmt

339

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	11	Approve Increase in Remuneration of Non-Executive Directors from GBP 280,000 to GBP 310,000		For	For		Mgmt
	12	Adopt New Articles of Association		For	For		Mgmt
	13	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 34 Million		For	For		Mgmt
	14	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 8,900,000		For	For		Mgmt
	15	Authorise 89 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	16	Approve Scottish and Newcastle Performance Share Plan		For	For		Mgmt

04/14/04 - A	Seat Pagine Gialle Spa		T8380H104			04/09/04		7,948
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
Shareholder Proposal Submitted by Silver SA
	2	Payment of Cash Dividend		None	Against		ShrHoldr

Not distributing dividends this fiscal year may be the best option to better long-term shareholder returns in the future. This consideration, together with the efforts already being put forward to improve Seat Pagine Gialle’s financial accounts, leads us to believe that it is not in shareholders’ best interest to support this resolution.

Special Business
	1	Amend Articles Re: Directors’ Authorization To Service Stock Option Plans; Fiscal Year End		For	For		Mgmt

06/29/04 - A	Secom Co. Ltd.		J69972107			03/31/04		1,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 45, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Reduce Directors Term in Office - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

340

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/11/04 - A	Securicor PLC (formerly Securicor Group PLC)		G7968M117			None		767
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Confirm Payment of the Interim Dividend and Approve Final Dividend of 1.62 Pence Per Share		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Elect Lord Sharman as Director		For	For		Mgmt
	5	Approve Baker Tilly as Auditors and Authorise Board to Fix Their Remuneration		For	For		Mgmt
	6	Approve Remuneration Report		For	For		Mgmt
	7	Authorise 53,153,500 Shares for Market Repurchase		For	For		Mgmt

06/28/04 - C	Securicor PLC (formerly Securicor Group PLC)		G7968M117			None		767
Court Meeting
	1	Approve Scheme of Arrangement		For	For		Mgmt

06/28/04 - S	Securicor PLC (formerly Securicor Group PLC)		G7968M117			None		767
	1	Approve Scheme of Arrangement between the Company and Holders of Securicor Scheme Shares; and the Merger Agreement between the Company and Group 4 Falck A/S		For	For		Mgmt
	2	Approve the Group 4 Securicor Performance Share Plan		For	For		Mgmt
	3	Approve the Group 4 Securicor Share Incentive Plan		For	For		Mgmt

04/06/04 - A	Securitas AB		W7912C118			03/26/04		882
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8	Receive Financial Statements and Statutory Reports		None	None		Mgmt

341

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	9.2	Approve Allocation of Income and Dividends of SEK 2 Per Share		For	For		Mgmt
	9.3	Approve Record Date (April 13, 2004) for Dividend		For	For		Mgmt
	9.4	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
	11	Approve Remuneration of Directors in the Aggregate Amount of SEK 3 Million; Approve Remuneration of Auditors		For	For		Mgmt
12

Reelect Thomas Berglund, Annika Bolin, Carl Douglas, Gustaf Douglas, Anders Frick, Berthold Lindqvist, Fredrik Palmstierna, and Melker Schoerling as Directors; Ratify PricewaterhouseCoopers AB as Auditors

				For	For		Mgmt
Shareholder Proposals
	13.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Securitas. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	13.2	Reelect Gustaf Douglas and Melker Schoerling as Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of two individuals appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

	14	Close Meeting		None	None		Mgmt

342

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - S	Sega Corporation		J70015102			03/31/04		200
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt
	2	Approve Establishment of Joint Holding Company with Sammy Corp.		For	For		Mgmt

Sega Corp. and pachinko and video-game machine maker Sammy Corp. seek to integrate their operations under a joint holding company, to be known as Sega Sammy Holdings Inc., on October 1. The holding company will be headed by Sammy’s CEO Hajime Satomi. The two companies hope to make more efficient use of their combined management resources as they aim to increase efficiency in a difficult competitive environment. Sammy’s core pachinko machine operations are profitable, but international growth prospects are limited, making Sega, with its much greater overseas presence, attractive to Sammy. Sammy also hopes to take advantage of Sega’s sound and imaging technology to improve the function of its pachinko machines; and to expand sales of its own video game machines. Sega, in return, is in need of a partner to stabilize its finances. Sammy is already Sega’s largest shareholder, having purchased the 22 percent stake formerly held by CSK Corp. in 2003. Sega returned to profitability in 2002-03 after several years of losses, and its profits increased further in 2003-04. Sammy shareholders will receive one share of the holding company for each share held on the record date, while Sega shareholders will get 0.28 shares of the holding company per share. The share exchange ratios were calculated with the assistance of Morgan Stanley (working for Sammy) and Daiwa SMBC (employed by Sega), and were based on market prices and a comparable company analysis. The price represented a premium of close to 12 percent to Sega’s share price at the time of the announcement, according to Bloomberg News, or 21 percent, according to the Nihon Keizai Shimbun. Neither is low by Japanese standards. We have no reason to suspect that the process by which the ratios were derived was unfair to shareholders of Sega, and have no reason to oppose this resolution.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
Candidate 1, Hajime Satomi, is the chairman of Sammy Corp.
	3.2	Elect Director		For
	3.3	Elect Director		For
Candidate 3, Yoshiharu Suzuki, is also a Sammy Corp. executive.
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For

343

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the first nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He is a full-time statutory auditor and former executive director of Sammy Corp.

	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
The second nominee, an attorney, meets our criteria for independence.
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

The retiring auditors have both been designated as independent. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	6	Appoint Additional External Audit Firm		For	For		Mgmt
Sega seeks to appoint Azsa & Co., which already serves as Sammy’s outside audit firm, pursuant to the merger of the two companies under a joint holding company.

06/25/04 - A	Seiko Epson Corp.		J7030F105			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 9, Final JY 9, Special JY 0		For	For		Mgmt
	2	Approve Bonus Payments to Directors and Statutory Auditors		For	For		Mgmt
	3	Approve Transfer of Company’s LCD Display Operations to Joint-Venture with Sanyo Electric		For	For		Mgmt
	4	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Limit Directors’ Legal Liability		For	Against		Mgmt
	5	Elect Directors		For	For		Mgmt
	6.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	6.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	6.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	6.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	7	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt

344

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sekisui Chemical Co. Ltd.		J70703137			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
Payout ratio for the year is 25 percent based on consolidated EPS.
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of less than one percent, and option grants made only to employees and directors of the company and representative directors of its affiliates. We have no reason to oppose this resolution.

	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt
The ceiling would be raised from JY 40 million per month to JY 50 million per month. The number of directors remains the same at 20.
	7	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt
The nominees are all insiders.

345

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A	Serco Group plc		G80400107			None		1,134
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 1.62 Pence Per Share		For	For		Mgmt
	4	Re-elect Kevin Beeston as Director		For	For		Mgmt
	5	Re-elect Ralph Hodge as Director		For	For		Mgmt
	6	Elect David Richardson as Director		For	For		Mgmt
	7	Elect Margaret Ford as Director		For	For		Mgmt
	8	Re-appoint Deloitte and Touche LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,870,902		For	For		Mgmt
	10	Authorise the Company to Grant EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	11	Authorise Serco Limited, a Wholly-owned Subsidiary of the Company, to Grant EU Political Donations up to Aggregate Nominal Amount of GBP 50,000		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 434,985		For	For		Mgmt
	13	Authorise 43,488,084 Ordinary Shares for Market Purchase		For	For		Mgmt
	14	Adopt New Articles of Association		For	For		Mgmt

05/25/04 - A	Serono SA (Formerly Ares-Serono SA)		H0274W159			None		10
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 3.20 per Regestered Share and 8.00 per Bearer Share		For	For		Mgmt
	3a	Approve Creation of CHF 36.3 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	3b	Approve Stock Option Plan; Approve Creation of CHF 18.8 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	Against		Mgmt

Since no information was disclosed regarding the details of the plan, such as the strike price, and it is unclear what the aggregate dilution would amount to when including already outstanding stock option plans, ISS recommends a vote against the plan.

346

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Approve Creation of CHF 35 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	5	Amend Articles Re: Submission of Shareholder Proposals		For	For		Mgmt
	6	Approve Discharge of Board and Senior Management		For	For		Mgmt
	7	Elect Directors		For	For		Mgmt
	7.3	Reelect PricewaterhouseCoopers SA as Auditors		For	For		Mgmt
	7.4	Reelect Ernst & Young SA as Special Auditors		For	For		Mgmt

05/28/04 - A	Seven-Eleven Japan Co. Ltd.		J71305106			02/29/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 19, Final JY 20, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion - Limit Directors’ Legal Liability		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

03/23/04 - A	SGS Societe Generale de Surveillance Holding SA		H7484G106			None		14
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of the Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 9 per Share		For	For		Mgmt
	4	Reelect Delloite and Touche SA as Auditors		For	For		Mgmt

05/25/04 - A	Shangri-La-Asia Ltd.		G8063F106			05/19/04		3,400
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of HK$0.08 Per Share		For	For		Mgmt
	3a	Reelect Giovanni Angelini as Director		For	For		Mgmt
	3b	Reelect Lui Man Shing as Director		For	For		Mgmt
	3c	Reelect Ho Kian Guan as Director		For	For		Mgmt
	3d	Reelect Roberto V. Ongpin as Director		For	For		Mgmt
	3e	Reelect Timothy David Dattels as Director		For	For		Mgmt

347

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Fix Remuneration of Directors Including Fees Payable to Members of the Audit and Remuneration Committees		For	For		Mgmt
	5	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans; however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	7	Amend Bylaws Re: Voting at General Meetings, Nomination of Directors, Material Interest of Directors in Contracts Entered into by the Company, Electronic Communication		For	For		Mgmt

06/29/04 - S	Shangri-La-Asia Ltd.		G8063F106			06/24/04		3,400
	1	Approve Master Agreement		For	For		Mgmt

06/24/04 - A	Sharp Corp.		J71434112			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt

348

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 2) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Special Bonus for Family of Deceased Director and Approve Retirement Bonuses for Directors		For	For		Mgmt

06/28/04 - A	Shell Transport And Trading Company Plc (The)		822703104			None		5
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

We are supporting this resolution, notwithstanding our concerns over the operation of the Group Stock Option Plan, because the Company has committed itself to a full review of remuneration policy in advance of next year’s AGM. We will take the results of the review into account when considering our vote recommendation on this resolution in 2005. We will also take into account the extent of any compensation paid to Sir Philip Watts during the course of the year.

	3	Elect Malcolm Brinded as Director		For	For		Mgmt
	4	Re-elect Eileen Buttle as Director		For	For		Mgmt
	5	Re-elect Luis Giusti as Director		For	For		Mgmt
	6	Re-elect Nina Henderson as Director		For	For		Mgmt
	7	Re-elect Lord Oxburgh as Director		For	For		Mgmt
	8	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	9	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	10	Authorise 483 Million Ordinary Shares for Market Purchase		For	For		Mgmt

349

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Shell Transport And Trading Company Plc (The)		822703609			05/20/04		3,559
Meeting for Holders of ADRs
	1	THAT THE REPORT OF THE DIRECTORS AND THE ACCOUNTS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2003 BE ADOPTED.		For	For		Mgmt
	2	THAT THE REMUNERATION REPORT FOR THE YEAR ENDED DECEMBER 31, 2003 SET OUT IN THE ANNUAL REPORT AND ACCOUNTS 2003 AND SUMMARISED IN THE SUMMARY ANNUAL REPORT AND ACCOUNTS 2003 BE APPROVED.		For	For		Mgmt
	3	THAT MALCOLM BRINDED BE ELECTED AS A DIRECTOR.		For	For		Mgmt
	4	THAT DR EILEEN BUTTLE BE RE-ELECTED AS A DIRECTOR.		For	For		Mgmt
	5	THAT LUIS GIUSTI BE RE-ELECTED AS A DIRECTOR.		For	For		Mgmt
	6	THAT MARY (NINA) HENDERSON BE RE-ELECTED AS A DIRECTOR.		For	For		Mgmt
	7	THAT LORD OXBURGH BE RE-ELECTED AS A DIRECTOR.		For	For		Mgmt
	8	Ratify Auditors		For	For		Mgmt
	9	THAT THE BOARD BE AUTHORISED TO SETTLE THE REMUNERATION OF THE AUDITORS FOR 2004.		For	For		Mgmt
	10	THAT THE COMPANY BE AUTHORISED TO MAKE MARKET PURCHASES (AS DEFINED IN SECTION 163 OF THE COMPANIES ACT 1985) OF UP TO 483,000,000 ORDINARY SHARES OF 25P PER SHARE IN THE CAPITAL OF THE COMPANY.		For	For		Mgmt

06/29/04 - A	Shimizu Corp.		J72445117			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	For		Mgmt

06/29/04 - A	Shin-Etsu Chemical Co. Ltd.		J72810120			03/31/04		800
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 8, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

350

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Shizuoka Bank Ltd.		J74444100			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Capital to Reflect Share Repurchase - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor — the president of the company which has business relationship with Sizuoka Bank— cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4	Approve Retirement Bonuses for Statutory Auditors		For	Against		Mgmt

One of the retiring auditors has been designated by the company as an independent auditor. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

351

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/09/04 - A	Signet Group Plc (Formerly Ratners)		G8126R105			None		2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

As detailed in the “Remuneration” section, our principal concern over executive remuneration at Signet is in relation to share option awards made to the Group Chief Executive. Given the Company’s circumstances, we accept that US remuneration practices must be taken into account when determining the structure of executive pay. However, we believe that the Company has provided insufficient justification in the remuneration report for awards with a face value at grant of 500% of basic salary. We have raised this issue with the Company and have been provided with additional information as to the nature of the pre-grant performance conditions applying to option awards. In addition, we have taken into account the following: (a) the fact that, as a US executive, less challenging performance conditions apply to the Group Chief Executive’s options than for UK executives, (b) the presence of retesting provisions within the option plans, (c) the size of the Group Chief Executive’s basic salary and (d) the fact that he also participates in two other incentive schemes. We believe that institutional shareholders will have to think carefully when voting on this resolution. In light of the fact that the Share Option Plans were approved by shareholders relatively recently (July 2003) and the Company’s willingness to disclose additional information to us and engage in a dialogue on these issues, we are not recommending a vote against this resolution at this year’s AGM. We do, however, believe that shareholders should be asking serious questions about whether a remuneration package which is well in excess of market norms for other FTSE 250 CEOs and includes a number of features which are not in line with best practice can be justified by virtue of the Company’s US operations, the nature of the Group Chief Executive’s role and the fact that he is in competition with US-based executives. We will be having further dialogue with the Company during the course of the year and will fully review our vote recommendation in advance of next year’s AGM.

	3	Approve Final Dividend of 2.16 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Dale Hilpert as Director		For	For		Mgmt
	5	Re-elect Robert Blanchard as Director		For	For		Mgmt
	6	Re-elect Walker Boyd as Director		For	For		Mgmt
	7	Re-elect James McAdam as Director		For	For		Mgmt
	8	Re-appoint KPMG Audit Plc as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt

352

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,877,342		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 431,601		For	For		Mgmt
	11	Authorise 172,640,523 Ordinary Shares for Market Purchase		For	For		Mgmt

05/07/04 - S	Singapore Press Holdings Ltd.		V81378149			None		1,600
	1	Approve the Subdivision of Shares, the Reduction of Capital and the Cash Distribution to Shareholders		For	For		Mgmt

03/31/04 - A	Singapore Technologies Engineering		Y7996W103			None		4,900
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend and Special Tax Exempt Dividend		For	For		Mgmt
	3a	Reelect Koh Beng Seng as Director		For	For		Mgmt
	3b	Reelect Ng Yat Chung as Director		For	For		Mgmt
	3c	Reelect Tan Kim Siew as Director		For	For		Mgmt
	3d	Reelect Lui Pao Chuen as Director		For	For		Mgmt
	3e	Reelect Winston Tan Tien Hin as Director		For	For		Mgmt
	3f	Approve Retirement of Tan Guong Ching as Director		For	For		Mgmt
	4	Approve Directors’ Fees of SGD 361,959 for the Year Ended Dec. 31, 2003		For	For		Mgmt
	5	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	6	Other Business (Voting)		For	Against		Mgmt
Until more detailed information is made available concerning these items, we must recommend a vote opposing such requests.
	7	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt
	8	Approve Issuance of Shares and Grant of Options Pursuant to the Share Option Plan, Performance Share Plan and the Restricted Stock Plan		For	Against		Mgmt

In this case, the maximum combined size of the company’s share plans is 15 percent of issued capital, which exceeds our guidelines. Although we support the grant of shares and options as a way of encouraging eligible participants to focus on ways to improve a company’s share price, we believe that these plans, collectively, represent an excessive degree of dilution to ordinary shareholders.

353

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - S	Singapore Technologies Engineering		Y7996W103			None		4,900
	1	Authorize Share Repurchase Program		For	For		Mgmt
	2	Approve Mandate for Transactions with Related Parties		For	For		Mgmt

04/15/04 - A	Skandia Forsakrings AB(Skandia Group Insurance Company Ltd)		W80217107			04/05/04		1,687
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Prepare and Approve List of Shareholders		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9	Receive Auditor’s Report		None	None		Mgmt
	10	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	11	Approve Allocation of Income and Dividends of SEK 0.30 Per Share		For	For		Mgmt
	12	Approve Discharge of Board and President		For	For		Mgmt
13

Approve Remuneration of Directors: SEK 1 Million for Chairman, SEK 600,000 for Vice Chairman and SEK 300,000 for Other Board Members; Additional Remuneration of SEK 1.5 Million for Chairman and Vice Chairman; SEK 700,000 Remuneration for Committee Work

				For	For		Mgmt
	14	Determine Number of Members (7) and Deputy Members (0) of Board		For	For		Mgmt
	15	Reelect Karl-Olof Hammarkvist as Director; Elect Kajsa Lindstaahl and Anders Ullberg as New Directors		For	For		Mgmt

354

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Approve Remuneration of Auditors		For	For		Mgmt
	17	Ratify Goeran Engquist and Svante Forsberg (Deloitte & Touche) as Auditors		For	For		Mgmt
	18	Ratify Gunnar Abrahamsson and Hans Stenberg (Deloitte & Touche AB) as Deputy Auditors		For	For		Mgmt
	19.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	19.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Skandia. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
20

Amend Articles Re: Reduce Directors’ Term of Office from 2 Years to 1 Year; Stipulate that One Director Be Elected by Swedish Financial Supervisory Authority; Authorize Company to Appoint One or Two Auditors (Audit Firm or Individual); Editorial Changes

				For	For		Mgmt
Shareholder Proposals
	21.1	Shareholder Proposal: Enroll Policyholders of Skandia as Members of the Swedish Insurance Savings Policyholders’ Association		None	Against		ShrHoldr

We do not support shareholder proposals that seek to micromanage the company. Decisions about enrollment in associations are best left to management, as it is the most qualified body to make such a decision. Therefore, we recommend a vote against this item.

21.2

Shareholder Proposal: Disclose All Agreements Involving Directors; Cancel All Agreements with Directors Made Prior to AGM; Complement Skandia Investigation with Respect to Bengt Braun’s and Lars Ramqvist’s Liability

				None	Against		ShrHoldr

The board members who were found to be at fault by the investigator have resigned. A company representative explained that details of negotiations with directors will become publicly available as soon as possible. ISS is not aware of any reason for complementing the previous investigation. Since we do not support shareholder proposals that are not properly grounded or substantiated, we recommend a vote against this proposal.

Ordinary Business
	22	Close Meeting		None	None		Mgmt

355

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/01/04 - A	Skandinaviska Enskilda Banken (Skandinavia Enskilda Bank)		W25381141			03/22/04		1,856
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	8	Receive Board Report		None	None		Mgmt
	9	Receive President’s Report		None	None		Mgmt
	10	Receive Information about Remuneration and Stock Option Plan for Key Personnel		None	None		Mgmt
	11	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	12	Approve Allocation of Income and Dividends of SEK 4 Per Share		For	For		Mgmt
	13	Approve Discharge of Board and President		For	For		Mgmt
	14	Determine Number of Members (10) and Deputy Members (0) of Board		For	For		Mgmt
	15	Determine Number of Auditors (1) and Deputy Auditors (0)		For	For		Mgmt
	16	Approve Remuneration of Directors in the Aggregate Amount of SEK 5.5 Million; Approve Remuneration of Auditors		For	For		Mgmt
17

Reelect Jacob Wallenberg, Penny Hughes, Urban Jansson, Tuve Johannesson, Hans-Joachim Koerber, Carl Wilhelm Ros, Lars Thunell, Marcus Wallenberg, and Goesta Wiking as Directors; Elect Jesper Ovesen as New Director

				For	For		Mgmt

356

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	18	Ratify PricewaterhouseCoopers as Auditors		For	For		Mgmt
	19.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	19.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Skandinaviska Enskilda Banken. On this basis, we recommend a vote in favor of the proposal.

Ordinary Business
	20	Approve Stock Option Plan for Key Employees		For	For		Mgmt
	21.1	Authorize Repurchase of Up to Three Percent of Issued Share Capital for Equity Trading Purposes		For	For		Mgmt
	21.2	Authorize Repurchase of Up to 6.2 Million Issued Shares and Authorize Reissuance of Up to 19.4 Million Repurchased Shares in Connection with Stock Option Plan		For	For		Mgmt
	21.3	Approve Use of 6.2 Million Repurchased Shares for Stock Option Plan		For	For		Mgmt
	21.4	Authorize Repurchase of Up to Three Percent of Issued Share Capital to Improve Capital Structure		For	For		Mgmt
	22	Ratify Auditors for Foundations Administered by Bank		For	For		Mgmt
	23	Close Meeting		None	None		Mgmt

03/30/04 - A	Skanska AB		W83567110			03/19/04		866
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt

357

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Chairman’s and President’s Reports		None	None		Mgmt
	8	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 3 Per Share		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
	12	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 3.5 Million; Approve Aggregate Remuneration of SEK 500,000 for Committee Work; Approve Remuneration of Auditors		For	For		Mgmt
	14	Elect Directors		For	For		Mgmt
Shareholder Proposals
	14.2	Shareholder Proposal: Elect Lena Nyberg as New Director		Against	Against		ShrHoldr

Because we do not believe that the shareholders have sufficiently proven that their candidate is better suited to serve on the board than the management nominees, who are proposed for reelection at this meeting, we recommend a vote against the proposal.

Ordinary Business
	15.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	15.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Skanska. On this basis, we recommend a vote in favor of the proposal.

358

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	16	Shareholder Proposal: Request that AGM be Held Alternatively in Gothenburg, Malmoe, and Stockholm		None	Against		ShrHoldr

We do not support shareholder proposals that seek to micromanage the company. Decisions about the location of the AGM are best left to management, as it is the most qualified body to make such a decision. Therefore, we recommend a vote against the proposal.

	17	Shareholder Proposal: Request CEO to Present Plan Explaining How Skanska will Become a Leading Construction Company By July 1, 2004		None	Against		ShrHoldr

Under Item 7 at this meeting, the president and CEO of Skanska will present his annual report to the shareholders; ISS does not see any reason to support a request for a second report. We do not support shareholder proposals that seek to micromanage the company. On this basis, we recommend a vote against the item.

Ordinary Business
	18	Close Meeting		None	None		Mgmt

04/20/04 - A	Skf Ab		W84237127			04/08/04		24
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 10 Per Share		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
	12	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
13

Approve Remuneration of Directors in the Aggregate Amount of SEK 2.4 Million; Authorize Directors to Receive Cash Value Equivalent of Market Value of 300 Class B Shares Each (800 For Chairman); Approve Remuneration of SEK 150,000 for Committee Work

				For	For		Mgmt

359

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Approve Remuneration of Auditors		For	For		Mgmt
	15	Reelect Anders Scharp, Soeren Gyll, Vito Baumgartner, Ulla Litzen, Philip Green, Clas Aake Hedstroem, and Tom Johnstone as Directors; Elect Winnie Kin Wah Fok as New Director		For	For		Mgmt
Shareholder Proposals
	16.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by SKF. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	16.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

04/20/04 - A	Skf Ab		W84237143			04/08/04		124
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports		None	None		Mgmt
	8	Receive President’s Report		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 10 Per Share		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt

360

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
13

Approve Remuneration of Directors in the Aggregate Amount of SEK 2.4 Million; Authorize Directors to Receive Cash Value Equivalent of Market Value of 300 Class B Shares Each (800 For Chairman); Approve Remuneration of SEK 150,000 for Committee Work

				For	For		Mgmt
	14	Approve Remuneration of Auditors		For	For		Mgmt
	15	Reelect Anders Scharp, Soeren Gyll, Vito Baumgartner, Ulla Litzen, Philip Green, Clas Aake Hedstroem, and Tom Johnstone as Directors; Elect Winnie Kin Wah Fok as New Director		For	For		Mgmt
Shareholder Proposals
	16.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by SKF. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	16.2	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

361

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A	Slough Estates		G81821103			None		1,104
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 9.2 Pence Per Ordinary Share		For	For		Mgmt
	3	Approve Remuneration Report		For	Against		Mgmt

Contract lengths and notice periods for executive directors and senior executives should be no more than one year in length other than in highly exceptional circumstances, for example where a new CEO is being recruited to a troubled company. After the initial period, the notice period should then reduce to one year. We are recommending a vote against this resolution because Dick Kingston has a service contract terminable by the Company upon two-years’ notice. We acknowledge that the Company states that newly appointed directors will be subject to a 12-month notice period in line with best practice. However, the Company discloses that the Remuneration Committee has previously agreed that the 24-month notice period for Dick Kingston will not be renegotiated. We believe that this length of notice period is excessive and out of line with best practice.

	4a	Elect Andrew Palmer as Director		For	For		Mgmt
	4b	Elect Christopher Peacock as Director		For	For		Mgmt
	4c	Re-elect Lord Blackwell as Director		For	For		Mgmt
	4d	Re-elect Lord MacGregor of Pulham Market as Director		For	For		Mgmt
	4e	Re-elect Nigel Mobbs as Director		For	For		Mgmt
	5	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	6	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	7	Authorise EU Political Donations up to Aggregate Nominal Amount of GBP 20,000		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,222,170; and Amend the Articles of Association Accordingly		For	For		Mgmt
	9	Authorise up to Ten Percent of the Issued Ordinary Share Capital for Market Purchase		For	For		Mgmt
	10	Approve Increase in Remuneration of Non-Executive Directors from GBP 250,000 to GBP 500,000		For	For		Mgmt

362

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	SMC Corp.		J75734103			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 19, Final JY 19, Special JY 10		For	For		Mgmt

The payout ratio is only 14 percent, which is low even by Japanese standards. In light of the very sharp increase in profits compared to the previous year, we do not object to this year’s income allocation proposal; but we will consider recommending votes against income allocation in the future if the payout ratio does not increase.

	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by one particularly troubled bank group, Resona, and therefore may face downward pressure on its share price should Resona or other financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
The nominees are all insiders.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For
	3.15	Elect Director		For
	3.16	Elect Director		For
	3.17	Elect Director		For
	3.18	Elect Director		For
	3.19	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt
The retirees are both insiders.
	6	Appoint External Auditor		For	For		Mgmt

SMC seeks to appoint an individual CPA to take the place of another individual CPA who is retiring. Both the outgoing auditor and his replacement are from the Oyu audit firm, a mid-sized Japanese firm.

363

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Smith & Nephew PLC		G82343164			None		1,898
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 3.1 Pence Per Share		For	For		Mgmt
	3	Re-elect Warren Knowlton as Director		For	For		Mgmt
	4	Re-elect Christopher O’Donnell as Director		For	For		Mgmt
	5	Re-elect Richard De Schutter as Director		For	For		Mgmt
	6	Re-elect Rolf Stomberg as Director		For	For		Mgmt
	7	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	8	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 33,321,078		For	For		Mgmt
	9	Approve Remuneration Report		For	For		Mgmt
	10	Approve the Smith and Nephew 2004 Performance Share Plan		For	For		Mgmt
	11	Approve the Smith and Nephew 2004 Executive Share Option Plan		For	For		Mgmt
	12	Approve the Smith and Nephew 2004 Co-investment Plan		For	For		Mgmt
	13	Authorise the Directors to Establish Overseas Share Schemes		For	For		Mgmt
	14	Authorise the Directors to Establish the New Discretionary Trust		For	For		Mgmt
	15	Amend the Smith and Nephew 2001 UK Approved Share Option Plan		For	For		Mgmt
	16	Amend the Smith and Nephew 2001 UK Unapproved Share Option Plan		For	For		Mgmt
	17	Approve Reclassification of the One Issued ‘B’ Ordinary Share of 12 2/9 Pence as an Ordinary Share Having the Same Rights and Subject to the Same Restrictions as Existing Ordinary Shares		For	For		Mgmt
	18	Authorise 93,486,408 Shares for Market Purchase		For	For		Mgmt
	19	Adopt New Articles of Association		For	For		Mgmt
	20	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 5,713,057		For	For		Mgmt
	21	Approve Increase in Remuneration of Non-Executive Directors to GBP 900,000 Per Year		For	For		Mgmt

364

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A/S	SNAM RETE GAS		T8578L107			04/22/04		1,493
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Distribution of Dividends		For	For		Mgmt
	3	Fix Number of Directors on the Board; Elect Directors; Determine Directors’ Term and Remuneration		For	For		Mgmt
	4	Elect Chairman of the Board of Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditors; Approve Remuneration of Auditors		For	For		Mgmt
	6	Elect External Auditors For The Three-Year term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	7	Amend Rules Governing General Meetings		For	For		Mgmt

365

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/21/04 - A	Sociedad General de Aguas de Barcelona		E55282318			None		172
	1	Approve Individual and Consolidated Financial Statements and Statutory Reports, and Discharge Directors		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.3182 Per Share		For	For		Mgmt
	3	Fix Number of and Elect Members to Management Board		For	For		Mgmt
	4	Reelect Deloitte and Touche Espana S.L. as Auditor		For	For		Mgmt
	5	Amend Articles Re: ‘Registry of Compensation and Stock Trade Institution’ and Shareholder Information Rights		For	For		Mgmt
	6	Approve General Meeting Guidelines		For	For		Mgmt
	7	Accept Report: Board of Directors’ Guidelines		For	For		Mgmt
	8	Authorize Repurchase of Shares		For	For		Mgmt
	9	Approve Reduction in Share Capital Via Cancellation of 300,000 Class B Shares Remaining From May 2001 Stock Option Plan		For	For		Mgmt
	10	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/03/04 - A/S	Societe BIC		F10080103			None		77
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt

This is a routine request in France. We recommend voting to discharge directors unless we know that a shareholder has questioned company performance or disclosure and plans to undertake legal action. We are aware of no such concerns here, and as such we see no reason to oppose this resolution.

	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
Unless there is some specific concern with regard to the company or its auditors, we recommend a vote in favor of this request.
	3	Approve Allocation of Income and Dividends of EUR 1.20 per Share		For	For		Mgmt
This is an acceptable dividend proposal.
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt

366

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	5	Approve Remuneration of Directors in the Aggregate Amount of EUR 124,000		For	For		Mgmt

We determine fees that are excessive by comparing fees paid in other companies in the same country and industry. Our focus, if possible, is on fees paid to non-executive directors or on fees paid to all directors, separate from the salaries of the executive directors. As we have no evidence of excessiveness on the part of the board, we recommend a vote in favor of the resolution.

	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Reelect Bruno Bich as Director		For	Against		Mgmt

In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the reelection of the candidates proposed at this meeting.

	8	Reelect Mario Guevara as Director		For	Against		Mgmt
	9	Reelect Gilles Pelisson as Director		For	Against		Mgmt
Special Business
	10	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	11	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 50 Million		For	For		Mgmt

The potential increase of 24.28 percent of issued capital with preemptive rights over a period of 26 months is in line with the limit we recommend for general requests to issue capital with preemptive rights.

	12	Authorize Issuance of Equity or Equity-Linked Securities or Warrants without Preemptive Rights up to Aggregate Nominal Amount of EUR 50 Million		For	For		Mgmt
The potential increase of 24.28 percent of issued capital without preemptive rights is in line with the limit we recommend for general requests to issue capital without preemptive rights.
	13	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	14	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

Currently, no company shares have been allocated towards a company saving-related share purchase plan. Approval of this plan could increase employee participation to approximately 3 percent. The potential dilution falls within ISS guidelines for these type of plans.

	15	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

367

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A/S	Societe Generale		F43638141			None		444
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 3.75 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Appointment of Jean Azema as Director		For	For		Mgmt
	6	Reelect Philippe Citerne as Director		For	For		Mgmt
	7	Reelect Antoine Jeancourt Galignani as Director		For	For		Mgmt
	8	Reelect Euan Baird as Director		For	For		Mgmt
	9	Reelect Michel Cicurel as Director		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	11	Amend Articles of Association to Reflect 2003 Legal Changes Re: Internal Control Measures and Role of Chairman		For	For		Mgmt
	12	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 900 Million		For	For		Mgmt
	13	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million		For	Against		Mgmt
	14	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer, Subject to Certain Conditions		For	Against		Mgmt
	15	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	16	Approve Stock Option Plan Grants		For	Against		Mgmt
	17	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	18	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

368

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Softbank Corp		J75963108			03/31/04		600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 7, Special JY 0		For	For		Mgmt
The payout ratio is 17.2 percent. In light of the net losses the previous two years, and the operating loss in 2003-04, we do not feel the payout ratio is unduly low.
	2	Amend Articles to: Change Location of Head Office - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

Softbank does not have large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. Moreover, Softbank founder Masayoshi Son controls close to one-third of the company’s issued share capital, meaning that a repurchase in which he does not tender his shares is likely to result in a “creeping takeover” without payment of a control premium to independent shareholders. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Appoint Internal Statutory Auditor		For	For		Mgmt
The nominee, attorney Soichiro Uno, meets our criteria for independence.
	4	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt

Both retirees have been designated as outsiders. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	5	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of just under one percent, and option grants made only to employees and directors of the company and its subsidiaries. We have no reason to oppose this resolution.

369

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/03/04 - A	Solvay S.A.		B82095116			None		91
	1	Receive Directors’ and Auditors’ Reports		None	None		Mgmt
	2	Approve Financial Statements, Allocation of Income, and Dividends in the Amount of EUR 2.40 Per Share		For	For		Mgmt
	3	Approve Discharge of Directors and Auditors		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.2	Confirm Jean van Zeebroeck as Independent Director in Accordance with the Requirements of the Belgian Companies Code		For	Against		Mgmt

The company did not provide sufficient biographical information for ISS to determine whether the non-executive director would be considered an independent or affiliated outsider in accordance with ISS criteria. We note that among several of ISS’s conditions to classify a non-executive as an independent outsider is the requirement that a non-executive not be a former employee of the company at any time in the past or represent a founder or member of the founding family of the company. Because of the lack of details provided by the company, we cannot determine whether these conditions, as well as other criteria, are fulfilled.

Based on this reason, we recommend shareholders not approve this proposal.
	5.1	Ratify Deloitte & Touche (Represented by Michel Denayer) as Auditors		For	For		Mgmt
	5.2	Approve Remuneration of Auditors in the Amount of EUR 324,000		For	For		Mgmt
	5.3	Ratify Deloitte & Touche (Represented by Ludo De Keulenaer) as Substitute External Auditors		For	For		Mgmt
	6	Transact Other Business		None	None		Mgmt

370

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sompo Japan Insurance Inc. (formerly Yasuda Fire & Marine In		J7620T101			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 8.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

There is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and other insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings; as they have in fact been doing. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	For		Mgmt

The two nominees for independent auditor (candidates 4 and 5) meet ISS criteria for independence. Candidate 4, Yoshiki Yagi, is a vice president of Hitachi Ltd., while candidate 5, Tooru Tsuji, is chairman of Marubeni Corp.

	4.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt

The company proposes to grant options over 800,000 shares, less than 1 percent of issued capital, to directors and executive officers of Sompo. This is a typical Japanese option plan, with an exercise price set at a 5 percent premium to market prices.

	6	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt
Neither retiree is an outsider.

371

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A	Sonae SGPS (frm Sonae Investimentos, S.G.P.S., S.A.)		X82198106			None		1,788
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	5	Approve Increase in Size of Board; Elect Board Members to Fill New Seats		For	Against		Mgmt

We cannot support a resolution to change the board size because the company specified neither the number of directors to be changed nor the reason for the change. As such, ISS cannot be certain that such change is in the best interest of shareholders.

	6	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

Because the company did not disclose further details and did not respond to ISS’s request for additional information for Item 9, we cannot be certain that the consequences of this proposal would be positive for shareholders. Thus, we recommend a vote in favor of Items 6 and 8 but do not recommend support for Item 9.

	7	Approve Bond Repurchase and Reissuance		For	For		Mgmt
	8	Authorize Company Subsidiary to Purchase Shares in Parent		For	For		Mgmt
	9	Authorize Distribution of Repurchased Shares to Management		For	Against		Mgmt

06/22/04 - A	Sony Corp.		J76379106			03/31/04		1,800
Management Proposals
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For

Because Candidate 10, Akishige Okada, holds a high-level executive position at a bank which has an ongoing business relationship with Sony, we have concerns about his independence and suitability to serve as chairman of the compensation committee, and we therefore recommend that shareholders oppose his nomination to Sony’s board.

	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For

372

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	2.8	Elect Director		For
	2.9	Elect Director		For
	2.10	Elect Director		Against
	2.11	Elect Director		For
	2.12	Elect Director		For
	2.13	Elect Director		For
	2.14	Elect Director		For
	2.15	Elect Director		For
	2.16	Elect Director		For
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Approve Stock Option Plan for Directors and Executives of Subsidiary Sony Communication Network		For	For		Mgmt
Shareholder Proposal
	5	Amend Articles to Require Disclosure of Compensation Levels of Individual Directors and Executive Officers		Against	For		ShrHoldr

Because we believe the proposed amendment will improve the flow of useful, relevant information to shareholders, and may enhance the company’s overall reputation for transparency and accountability, we recommend support for this resolution.

04/21/04 - A	SSAB Swedish Steel		W8615U124			04/08/04		56
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Approve Agenda of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive Chairman’s and President’s Reports		None	None		Mgmt
	7.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	7.2	Approve Allocation of Income and Dividends of SEK 6 Per Share		For	For		Mgmt
	7.3	Approve Record Date (April 26, 2004) for Dividend		For	For		Mgmt
	7.4	Approve Discharge of Board and President		For	For		Mgmt
	8	Determine Number of Members (8) and Deputy Members (0) of Board		For	For		Mgmt
	9	Approve Remuneration of Directors in the Aggregate Amount of SEK 2.1 Million; Approve Remuneration of Auditors		For	For		Mgmt

373

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Reelect Anders Carlberg, Per-Olof Eriksson, Sverker Martin-Loef, Marianne Nivert, Anders Nyren, and Anders Ullberg as Directors; Elect Carl Bennet and Matti Sundberg as New Directors		For	For		Mgmt
	11.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	11.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by SSAB. On this basis, we recommend a vote in favor of the proposal.
	12	Shareholder Proposal: Authorize Board to Establish an Audit Committee		Against	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee composed of non-executives only, we recommend a vote in favor of this item.

06/16/04 - S	SSL International Plc (frm.Seton Healthcare plc)		G8401X108			None		363
	1	Approve Disposal of Biogel Surgical Gloves and Hibi Medical Antiseptics Business		For	For		Mgmt

374

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Stanley Electric Co. Ltd.		J76637115			03/31/04		500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 7, Final JY 7, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Share Trading Unit - Reduce Directors Term in Office - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonus for Director		For	For		Mgmt

05/05/04 - A	STATOIL ASA		R17207102			None		587
	1	Open Meeting		None	None		Mgmt
	2	Prepare List of Shareholders		None	None		Mgmt
	3	Elect Chairman of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Approve Notice of Meeting and Agenda		For	For		Mgmt
	6	Approve Financial Statements, Allocation of Income and Dividends of NOK 2.95 Per Share		For	For		Mgmt
	7	Approve Remuneration of Auditors		For	For		Mgmt
	8	Approve Remuneration of Members of Corporate Assembly		For	For		Mgmt
	9	Approve Remuneration of Members of Election Committee		For	For		Mgmt
	10	Elect Members and Deputy Members of Corporate Assembly		For	For		Mgmt
	11	Elect Members of Election Committee		For	For		Mgmt
	12	Authorize Repurchase of Issued Shares Up to NOK 10 Million Nominal Value for Employee Share Investment Plan		For	For		Mgmt

375

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/23/04 - A	STMicroelectronics N.V. *STM*		N83574108			None		2,584
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3	Receive Report of Supervisory Board		None	None		Mgmt
	4	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	5	Approve Discharge of Management Board		For	For		Mgmt
	6	Approve Discharge of Supervisory Board		For	For		Mgmt
	7	Approve Dividend of $0.12 Per Ordinary Share		For	For		Mgmt
	8	Elect Gerald Arbola as New Member of Supervisory Board		For	For		Mgmt
	9	Elect Didier Lombard as New Member of Supervisory Board		For	For		Mgmt
	10	Approve Remuneration of Supervisory Board		For	For		Mgmt
	11	Approve Employee Stock Purchase Plan		For	For		Mgmt
	12	Grant Supervisory Board Authority for Five Years to Issue All Authorized but Unissued Shares Restricting/Excluding Preemptive Rights		For	Against		Mgmt
Due to the excessive time framework, antitakeover potential, and dilutive potential, we recommend a vote against the proposal.
	13	Lower Quorum Requirement for General Meeting from One-Third to 15 Percent of Issued Share Capital		For	Against		Mgmt

In the case of STMicroelectronics, two shareholders indirectly control 17.25 percent each of the capital. Because the quorum would be lowered to only 15 percent, we recommend a vote against the proposal.

	14	Amend Articles to Reflect Lowering of Quorum Requirement (Item 13)		For	Against		Mgmt
In keeping with our opposition against Item 13, we recommend a vote against this item as well.
	15	Approve Company’s Corporate Governance Policy		For	For		Mgmt
	16	Allow Questions		None	None		Mgmt
	17	Close Meeting		None	None		Mgmt

04/28/04 - A	Storebrand ASA (formerly Uni Storebrand)		R85746106			None		323
	1	Open Meeting		None	None		Mgmt
	2	Approve Notice of Meeting and Agenda		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Receive Management Report		None	None		Mgmt
	6	Approve Financial Statements, Allocation of Income and Dividends of NOK 0.80 Per Share		For	For		Mgmt
	7	Receive Report about Corporate Governance		None	None		Mgmt
	8	Approve Creation of NOK 3 Million Pool of Conditional Capital for Employee Stock Purchase Plan		For	For		Mgmt

376

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	10	Determine Number of Members (18) and Deputy Members (8) of Committee of Representatives; Elect Members and Deputy Members of Committee of Representatives		For	For		Mgmt
	11	Reelect Finn Jebsen, Stein Hagen, and Rune Selmar as Members of Election Committee		For	For		Mgmt
12

Reelect Sverre Bjoernstad, Harald Moen, and Carl Graff-Wang as Members of Control Committee; Elect Hanne Harlem as New Member of Control Committee; Reelect Jon Ansteinsson as Deputy Member of Control Committee

				For	For		Mgmt
	13	Approve Remuneration of Members of Committee of Representatives, Control Committee, and Election Committee		For	For		Mgmt
	14	Ratify Deloitte as Auditors		For	For		Mgmt
	15	Amend Articles Re: Remove Voting Ceiling; Editorial Changes		For	For		Mgmt
	16	Authorize Board to Fix Remuneration of Auditors		For	For		Mgmt
	17	Close Meeting		None	None		Mgmt

04/20/04 - A/S	Suez SA(Formerly Suez Lyonnaise Des Eaux)		F90131115			None		1,279
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Treatment of Losses and Dividends of EUR 1.065 per Share		For	For		Mgmt

Since the board deems the reserves to be sufficient to enable the payment of dividend, and in light of the company’s ongoing efforts to enhance its operating profitability and to reduce debt, we recommend a vote in favor of this payment of dividend proposal.

	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	5	Reelect Gerhard Cromme as Director		For	For		Mgmt
	6	Reelect Etienne Davignon as Director		For	For		Mgmt
	7	Reelect Albert Frere as Director		For	For		Mgmt
	8	Reelect Jean Peyrelevade as Director		For	For		Mgmt
	9	Reelect Edmond Alphandery as Director		For	For		Mgmt

377

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Elect Rene Carron as Director		For	For		Mgmt
	11	Elect Thierry Rudder as Director		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
Special Business
	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt
The potential increase of 34.73 percent of issued capital with preemptive rights is in line with the limit we recommend for general requests to issue capital with preemptive rights.
	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt
The potential increase of 34.73 percent over a period of 26 months is in line with the limit we recommend for general requests to issue capital without preemptive rights.
	15	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	17	Approve Issuance of Up to 15 Million Shares to Spring Multiple 2004 SCA in Connection with Share Purchase Plan for Employees of International Subsidiaries		For	For		Mgmt
	18	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain several of the elements that we favor in a standard French executive stock option plan. The total number of shares that could potentially be issued pursuant to this request exceeds our recommended guidelines for mature companies. Our guidelines provide that shares reserved for all share options plans may not exceed between 5 and 10 percent of company’s issued share capital, depending on the company’s growth status. Furthermore, we believe that options for management should be used as incentives and not as alternate forms of compensation, and thus we disapprove of options being granted to management at a discount. Because of the excessive dilution and because we believe that options granted to management should serve solely as incentives, we do not recommend supporting this plan, which provides for option grants to management at a discount of up to 20 percent.

	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

378

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A/S	Suez SA(Formerly Suez Lyonnaise Des Eaux)		F90131115			None		1,279
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Treatment of Losses and Dividends of EUR 1.065 per Share		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	5	Reelect Gerhard Cromme as Director		For	For		Mgmt
	6	Reelect Etienne Davignon as Director		For	For		Mgmt
	7	Reelect Albert Frere as Director		For	For		Mgmt
	8	Reelect Jean Peyrelevade as Director		For	For		Mgmt
	9	Reelect Edmond Alphandery as Director		For	For		Mgmt
	10	Elect Rene Carron as Director		For	For		Mgmt
	11	Elect Thierry Rudder as Director		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
Special Business
	13	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt
	14	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 700 Million		For	For		Mgmt
	15	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	17	Approve Issuance of Up to 15 Million Shares to Spring Multiple 2004 SCA in Connection with Share Purchase Plan for Employees of International Subsidiaries		For	For		Mgmt
	18	Approve Stock Option Plan Grants		For	Against		Mgmt
	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

379

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Sulzer AG		H83580128			None		8
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 6.00 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Reelect Louis Hughes and Hans Lienhard as Directors; Elect Luciano Respini as Director		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

06/29/04 - A	Sumitomo Chemical Co. Ltd.		J77153120			03/31/04		3,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Change Location of Head Office - Change Company Name - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approvre Retirement Bonuses for Directors and Special Payments to Continuing Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt

06/22/04 - A	Sumitomo Corp.		J77282119			03/31/04		1,600
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonus for Director		For	For		Mgmt

380

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sumitomo Electric Industries Ltd.		J77411114			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
The director nominees are all insiders.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
The nominee, an attorney and former official of the National Police Agency, meets our criteria for independence.
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
The retirees are all insiders.

381

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sumitomo Metal Industries Ltd.		J77669133			03/31/04		6,700
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 1.5, Special JY 0		For	For		Mgmt
The payout ratio for the year is 30 percent.
	2	Amend Articles to: Abolish Retirement Bonus System		For	For		Mgmt
ISS supports the abolition of the retirement bonus system, because bonuses are based on seniority rather than the performance of the company or the retiree.
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
The director nominees are all insiders.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees (Candidate 3) for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. The nominee is a partner of the company’s external audit firm.

	5	Approve Special Bonus for Family of Deceased Statutory Auditor		For	For		Mgmt

The deceased statutory auditor was designated by the company as an independent internal auditor. However, the company has disclosed the amount of the payment: JY 14 million. In light of this disclosure, we do not oppose this resolution.

	6	Approve Payments to Continuing Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

The company has disclosed the aggregate amount of the payments to ten directors (JY 299 million) and to three auditors (JY 18 million). Compensation for the directors and auditors up to this point has been predicated upon their eventual receipt of retirement bonuses, and these payments, which cover their service up to this point, will make up for the fact that due to abolition of the retirement bonus system, the directors and auditors will not be receiving the bonuses which they had been expecting. However, one of the continuing auditors has been designated by the company as independent. While we applaud the disclosure of the aggregate payments, which few Japanese companies do, it is nevertheless difficult to evaluate whether the individual payment to the independent auditor is set at an appropriate level. Accordingly, we recommend that shareholders oppose this resolution.

382

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sumitomo Metal Mining Co. Ltd.		J77712123			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 6, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Clarify Director Authorities in Connection with Introdution of Executive Officer System - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Special Bonus for Family of Deceased Director and Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt

06/29/04 - A	SUMITOMO MITSUI FINANCIAL GROUP INC.		J7771X109			03/31/04		5
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 3000, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Director		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	5	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

383

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Sumitomo Trust & Banking Co. Ltd.		J77970101			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends on Ordinary Shares: Interim JY 0, Final JY 6, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger of a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Because we would be unlikely to oppose a buyback plan per se, we have no compelling reason to oppose this amendment to the articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
All 11 director nominees are insiders.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor (candidate 2) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He is a lifelong employee of Sumitomo Metal Industries, which has a financing relationship with Sumitomo Trust.

	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt
The retirees are all insiders.

384

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Suzuken Co Ltd		J78454105			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 12, Final JY 12, Special JY 2		For	For		Mgmt
	2	Amend Articles to: Increase Board Size - Clarify Director Authorities in Connection with the Introduction of Executive officer System - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors and Statutory Auditor and Approve Special Payments to Continuing Directors and Statutory Auditors in Connection with the Abolition of Retirement Bonus System		For	Against		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt

04/01/04 - A	Svenska Cellulosa Ab (Sca)		W90152120			03/22/04		271
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	4	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	5	Approve Agenda of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	7.2	Approve Allocation of Income and Dividends of SEK 10.50 Per Share		For	For		Mgmt
	7.3	Approve Discharge of Board and President		For	For		Mgmt
	8	Determine Number of Members (7) and Deputy Members (0) of Board; Approve Remuneration of Directors in the Aggregate Amount of SEK 3.1 Million		For	For		Mgmt

385

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	9	Reelect Rolf Boerjesson, Soeren Gyll, Tom Hedelius, Sverker Martin-Loef, Anders Nyren, Indra Aasander, and Jan Aastroem as Directors		For	For		Mgmt
	10	Determine Number of Auditors (1) and Deputy Auditors (0); Approve Remuneration of Auditors		For	For		Mgmt
	11	Ratify PricewaterhouseCoopers AB as Auditors		For	For		Mgmt
	12	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	13.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) the election committee would be chaired by the previous president and CEO of Svenska Cellulosa, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	13.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Svenska Cellulosa. On this basis, we recommend a vote in favor of the proposal.

	13.3	Shareholder Proposal: Authorize Board to Establish an Audit Committee		Against	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee, we recommend a vote in favor of this item.

386

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Svenska Handelsbanken		W90937116			04/16/04		47
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports; Receive Report Concerning Audit and Non-Audit Fees		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Discharge of Board and President		For	For		Mgmt
	9	Approve Allocation of Income and Dividends of SEK 5.25 Per Share		For	For		Mgmt
	10	Authorize Repurchase of Up to 40 Million Issued Class A or B Shares; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	11	Authorize Repurchase of Up to Two Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt
	12	Approve SEK 85.4 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	13	Authorize Capitalization of Reserves of SEK 104 Million for an Increase in Par Value From SEK 4 to SEK 4.25 Per Share to Facilitate Capital Reduction (Item 12)		For	For		Mgmt
	14	Amend Articles to Reflect Changes in Capital (Item 13)		For	For		Mgmt
	15	Determine Number of Members (13) and Deputy Members (0) of Board		For	For		Mgmt
	16	Determine Number of Auditors (2) and Deputy Auditors (0)		For	For		Mgmt
	17	Approve Remuneration of Directors in the Aggregate Amount of SEK 5.6 Million; Approve Remuneration of Auditors		For	For		Mgmt
	18	Reelect Alitalo, Bylund, Baksaas, Ennerfelt, Groenstedt, Hjelmquist, Larsson, Lundberg, Martin-Loef, Maartensson, and Nyren as Directors; Elect Bente Rathe and Ulrika Boethius as New Directors		For	For		Mgmt
	19	Ratify KPMG Bohlins AB and Ernst & Young AB as Auditors		For	For		Mgmt
	20.1	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until six months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	20.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Svenska Handelsbanken because the general meeting would appoint the members of the committee. On this basis, we recommend a vote in favor of the proposal.

	21	Shareholder Proposal: Question to Board Concerning Absence of Policy on Human Rights		None	None		ShrHoldr
	22	Shareholder Proposal: Require Company to Adhere to the following Legislation: SFS 1999:268 (Credit Transfers within the EU) and SFS 2002:598 (Regulation on Cross-Border Payments in Euro)		None	Against		ShrHoldr
Since the company appears to be fulfilling its legal obligations, we recommend a vote against the proposal.

387

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Svenska Handelsbanken		W90937181			04/16/04		1,078
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive Board and Committee Reports; Receive Report Concerning Audit and Non-Audit Fees		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Discharge of Board and President		For	For		Mgmt
	9	Approve Allocation of Income and Dividends of SEK 5.25 Per Share		For	For		Mgmt
	10	Authorize Repurchase of Up to 40 Million Issued Class A or B Shares; Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	11	Authorize Repurchase of Up to Two Percent of Issued Share Capital for Trading Purposes		For	For		Mgmt

388

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Approve SEK 85.4 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	13	Authorize Capitalization of Reserves of SEK 104 Million for an Increase in Par Value From SEK 4 to SEK 4.25 Per Share to Facilitate Capital Reduction (Item 12)		For	For		Mgmt
	14	Amend Articles to Reflect Changes in Capital (Item 13)		For	For		Mgmt
	15	Determine Number of Members (13) and Deputy Members (0) of Board		For	For		Mgmt
	16	Determine Number of Auditors (2) and Deputy Auditors (0)		For	For		Mgmt
	17	Approve Remuneration of Directors in the Aggregate Amount of SEK 5.6 Million; Approve Remuneration of Auditors		For	For		Mgmt
	18	Reelect Alitalo, Bylund, Baksaas, Ennerfelt, Groenstedt, Hjelmquist, Larsson, Lundberg, Martin-Loef, Maartensson, and Nyren as Directors; Elect Bente Rathe and Ulrika Boethius as New Directors		For	For		Mgmt
	19	Ratify KPMG Bohlins AB and Ernst & Young AB as Auditors		For	For		Mgmt
	20.1	Authorize Chairman of Board to Appoint Four Representatives of Company’s Largest Shareholders to Serve on Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until six months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the subsequent item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	20.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Svenska Handelsbanken because the general meeting would appoint the members of the committee. On this basis, we recommend a vote in favor of the proposal.

	21	Shareholder Proposal: Question to Board Concerning Absence of Policy on Human Rights		None	None		ShrHoldr
	22	Shareholder Proposal: Require Company to Adhere to the following Legislation: SFS 1999:268 (Credit Transfers within the EU) and SFS 2002:598 (Regulation on Cross-Border Payments in Euro)		None	Against		ShrHoldr
Since the company appears to be fulfilling its legal obligations, we recommend a vote against the proposal.

389

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/27/04 - A	Swatch Group (Formerly SMH Schweizerische Gesellschaft)		H83949133			None		102
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 0.29 per Registered Share and CHF 1.45 per Bearer Share		For	Against		Mgmt
Due to a long-term low payout ratio and dividend allocation schemes, ISS recommends a vote against this proposal.
	4	Reelect Esther Grether, Nayla Hayek, Peter Baumberger, Peter Gross, Nicolas Hayek, Johann Schneider-Ammann, and Ernst Tanner as Directors		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

05/27/04 - A	Swatch Group (Formerly SMH Schweizerische Gesellschaft)		H83949141			None		49
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 0.29 per Registered Share and CHF 1.45 per Bearer Share		For	Against		Mgmt
Due to a long-term low payout ratio and dividend allocation schemes, ISS recommends a vote against this proposal.
	4	Reelect Esther Grether, Nayla Hayek, Peter Baumberger, Peter Gross, Nicolas Hayek, Johann Schneider-Ammann, and Ernst Tanner as Directors		For	For		Mgmt
	5	Ratify PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

390

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A	Swedish Match Ab		W92277115			04/16/04		867
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	4	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	5	Approve Agenda of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive Committee Reports		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends of SEK 1.70 Per Share		For	For		Mgmt
	9	Approve Stock Option Plan for Key Employees		For	For		Mgmt
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	11	Approve Reissuance of 1.2 Million Repurchased Shares for 2003 Stock Option Plan		For	For		Mgmt
	12	Approve SEK 36 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	13	Approve Discharge of Board and President		For	For		Mgmt
	14	Determine Number of Members (6) and Deputy Members (0) of Board		For	For		Mgmt
	15	Approve Remuneration of Directors in the Amount of SEK 700,000 for Chairman and SEK 300,000 for Other Board Members; Approve Remuneration of SEK 400,000 for Committee Work		For	For		Mgmt
	16	Reelect Bernt Magnusson, Jan Blomberg, Tuve Johannesson, Arne Jurbrant, and Meg Tiveus as Directors; Elect Karsten Slotte as New Director		For	For		Mgmt
	17	Determine Number of Auditors and Deputy Auditors		For	For		Mgmt
	18	Approve Remuneration of Auditors		For	For		Mgmt
	19	Ratify KPMG Bolins AB (Thomas Thiel) as Auditors		For	For		Mgmt
	20	Elect Bernt Magnusson, Bjoern Franzon, Marianne Nilsson, and Staffan Grefbaeck as Members of Nominating Committee		For	For		Mgmt
	21	Amend Articles Re: Authorize Board to Appoint One or More Special Auditors in Connection with Certain Transactions		For	For		Mgmt

391

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/13/04 - A	Swire Pacific		Y83310105			None		2,300
	1	Approve Final Dividend of HK$1.02 Per A Share and HK$0.204 Per B Share		For	For		Mgmt
	2a	Reelect P.A. Johansen as Director		For	For		Mgmt
	2b	Reelect Adrian Swire as Director		For	For		Mgmt
	3	Reappoint PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	6	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	7	Amend Articles Re: Corporate Communications, Postponement of General Meetings, Editing Changes		For	For		Mgmt

05/14/04 - A	Swiss Reinsurance (Schweizerische Rueckversicherungs)		H84046137			None		2,052
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of CHF 1.10 per Share		For	For		Mgmt
	4	Approve Creation of CHF 2 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	5.1a	Reelect George Farr and Rajna Gibson as Directors		For	For		Mgmt
	5.1b	Elect Kaspar Villiger as Director		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers Ltd as Auditors		For	For		Mgmt

392

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/27/04 - A	Swisscom Ag		H8398N104			None		72
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 13 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Ratify KPMG Klynveld Peat Marwick Goerdeler SA as Auditors		For	For		Mgmt

04/27/04 - A	SYNGENTA AG		H84140112			None		156
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Discharge of Board and Senior Management		For	For		Mgmt
	3	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	4	Approve CHF 191.4 Million Reduction in Share Capital via Reduction in Par Value and Repayment to Shareholders		For	For		Mgmt
	5	Amend Articles Re: Submission of Shareholder Proposals		For	For		Mgmt
	6	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Reelect Rupert Gasser, Heinz Imhof, and Michael Pragnell as Directors		For	For		Mgmt
	8	Reelect Ernst and Young AG as Auditors		For	For		Mgmt

04/22/04 - A	Synthes-Stratec Inc		87162M102			None		7
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt

Grant Thornton LLP audited the financial statements for 2003. The auditor’s report contained in the annual report is unqualified, meaning that in the opinion of the auditor, the company’s financial statements are fairly presented in accordance with generally accepted accounting principles.

	3	Present Report on Dividend Approved by Board		For	For		Mgmt

The board has approved the payment of a dividend of CHF 7 ($5.38) per share subject to applicable withholding tax to be paid free of charge starting April 26, 2004. In accordance with applicable Delaware law, the dividend can be declared by the board and does not need shareholder approval. The dividend represents a payout ratio of 73 percent.

393

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4	Elect Director Charles Hedgepeth, Amin Khoury and Dr. Rolf		For	Withhold		Mgmt

We recommend a vote FOR the directors with the exception of affiliated outsider Charles Hedgepeth for failure to establish an independent nominating committee. If the election of the other two directors were stand-alone items, we would recommend a vote FOR such directors. However, given the bundled nature of the proposal, we must recommend that shareholders WITHHOLD votes from all of the nominees.

	5	Ratify Auditors		For	Against		Mgmt

ISS believes excessive fees generated from non-audit services could pose a potential conflict of interest for the audit firm. In such instances, we recommend voting against ratification of the auditors and withholding votes from the audit committee members, who are ultimately responsible for hiring and terminating the auditor and approving the services provided. We recommend a vote AGAINST the ratification of Ernst & Young LLP as the company’s independent accounting firm for the coming year

	6	Increase Authorized Common Stock		For	Against		Mgmt
The requested increase of 135,000,000 shares is above the allowable threshold of 124,500,000 shares.
	7	Change Company Name		For	For		Mgmt
Because it is unlikely that the name change would have a negative financial impact on the company, ISS recommends supporting the proposal.
	8	Authorize Issuance of Equity		For	Against		Mgmt

The issuance of 1,000,000 shares represents 9.11 percent of the company’s outstanding common stock as of Dec. 31, 2003. Although the maximum dilution attributable to the potential equity issuance is known, other relevant terms such as the issue price and dividends have not been disclosed. ISS believes that shareholders should have the ability to protect their investment by allowing them the opportunity to evaluate the potential dilutive effects of proposed equity issuances on a case by case basis. Approval of this item would deprive shareholders of such opportunity as it would allow the company to make future equity issuances on terms that we believe are too vague. While we are aware of the additional time and expense involved in acquiring a fairness opinion from a financial advisor and calling a special shareholder meeting each time the company proposes an equity issuance, we believe that such expenses are justified in order to provide shareholders with a reasonable level of protection for their investment. In this case, since management has not provided more specific terms for its proposed future issuance of equity securities, we do not believe this item merits shareholder support.

394

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Taiheiyo Cement Corp.		J7923L110			03/31/04		1,500
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 2.5, Special JY 0		For	For		Mgmt

In this case, the company is proposing a dividend amount that exceeds EPS for the year, so the payout ratio exceeds 100 percent. As the company’s cash reserves are still adequate to cover the dividend, we have no reason to oppose this resolution. However, we will examine future income allocation proposals carefully, and consider voting against income allocation if the company continues to pay out dividends in excess of earnings in a way that comes to threaten its long-term health.

	2	Amend Articles to: Reduce Maximum Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

There is little danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Because we would be unlikely to oppose a share buyback proposal per se, and because shareholders will benefit from the reduction of the maximum board size from 30 to 15, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

The retiring auditor has been designated by the company as an independent. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

395

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Taisei Corp.		J79561130			03/31/04		1,700
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Director		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors		For	For		Mgmt

05/25/04 - A	Takashimaya Co. Ltd.		J81195125			02/29/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3.75, Final JY 3.75, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

396

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Takeda Chemical Industries Ltd.		J81281115			03/31/04		1,700
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 36, Final JY 41, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Change Company Name in English to Takeda Pharmaceutical Co. Ltd. - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt

06/29/04 - A	TakeFuji Corp.		J81335101			03/31/04		90
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 50, Final JY 50, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	Split		Mgmt
	3.1	Elect Director		Against
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt

397

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Tandberg ASA		R88391108			None		213
	1	Open Meeting; Prepare and Approve List of Shareholders		For	For		Mgmt
	2	Elect Chairman of Meeting; Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	3	Approve Notice of Meeting and Agenda		For	For		Mgmt
	4	Receive Management Report		None	None		Mgmt
	5	Accept Financial Statements and Statutory Reports; Approve Allocation of Income and Dividends of NOK 0.40 Per Share		For	For		Mgmt
6

Approve Remuneration of Directors (NOK 450,000 for Chairman, NOK 250,000 for Non-Executive Directors, and NOK 150,000 for Executive Directors); Approve Remuneration for Nomination Committee (NOK 20,000 Per Member); Approve Remuneration of Auditors

				For	For		Mgmt
7

Reelect Jan Opsahl, Amund Skarholt, Andrew Miller, and Grace Skaugen as Directors; Elect Joergen-Ole Haslestad as New Director; Elect Halvor Loeken, Aage Korsvold, and Jan Penne as Members of Nominating Committee

				For	For		Mgmt
	8.1	Approve Creation of NOK 13 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	8.2	Approve Stock Option Plan for Employees; Approve Creation of NOK 3.5 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	8.3	Approve Stock Option Plan for CEO; Approve Creation of NOK 250,000 Pool of Conditional Capital to Guarantee Conversion Rights; Extend Term of Existing Stock Option Plan for CEO until April 15, 2006		For	For		Mgmt

04/20/04 - A	Taylor Woodrow PLC		G86954107			None		987
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend of 6.5 Pence Per Share		For	For		Mgmt
	3	Approve Remuneration Report		For	For		Mgmt
	4	Elect Norman Askew as Director		For	For		Mgmt
	5	Elect Michael Davis as Director		For	For		Mgmt
	6	Elect Graeme McCallum as Director		For	For		Mgmt
	7	Elect Vernon Sankey as Director		For	For		Mgmt
	8	Re-elect Lady Robin Innes Ker as Director		For	For		Mgmt
	9	Re-elect Denis Mac Daid as Director		For	For		Mgmt
	10	Reappoint Deloitte and Touche LLP Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	11	Approve Taylor Woodrow 2004 Savings-Related Share Option Plan		For	For		Mgmt
	12	Approve Taylor Woodrow 2004 Share Incentive Plan		For	For		Mgmt
	13	Approve Taylor Woodrow 2004 Performance Share Plan		For	For		Mgmt

398

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Approve Taylor Woodrow 2004 Deferred Bonus Plan		For	For		Mgmt
	15	Approve Taylor Woodrow 2004 Employee Benefit Trust		For	For		Mgmt
	16	Approve Increase in Remuneration of Non-Executive Directors from GBP 300,000 to GBP 600,000		For	For		Mgmt
	17	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 48,783,941		For	For		Mgmt
	18	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 7,310,802		For	For		Mgmt
	19	Authorise 58,486,423 Shares for Market Purchase		For	For		Mgmt

03/29/04 - A	TDC A/S (Formerly Tele Danmark)		K94545108			None		181
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Receive Report of Board		None	None		Mgmt
	3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Discharge of Management and Board		For	For		Mgmt
	5	Approve Allocation of Income and Dividends of DKK 12 Per Share		For	For		Mgmt
6

Reelect Thorleif Krarup, Lloyd Kelley, James Callaway, Larry Boyle, Jonathan Klug, Niels Thomas Heering, Rick Moore, and Kurt Anker Nielsen as Directors; Elect Richard McCormick and William Caldwell as Deputy Directors

				For	For		Mgmt
	7	Ratify PricewaterhouseCoopers and Ernst & Young as Auditors		For	For		Mgmt
	8	Extend Authorization to Create DKK 108.2 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	10	Other Business (Non-Voting)		None	None		Mgmt

399

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	TDK Corp.		J82141136			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3	Approve Executive Stock Option Plan		For	For		Mgmt
	4	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	5	Elect Directors		For	For		Mgmt
	5.1	Elect Director		For
	5.2	Elect Director		For
	5.3	Elect Director		For
	5.4	Elect Director		For
	5.5	Elect Director		For
	5.6	Elect Director		For
	5.7	Elect Director		For
	6	Appoint Internal Statutory Auditor		For	For		Mgmt
	7	Approve Retirement Bonuses for Director and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

04/21/04 - A/S	Technip (Formerly Technip-Coflexip)		F90676101			None		31
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 4.95 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Approve Discharge of Management and Supervisory Board		For	For		Mgmt
	6	Approve Remuneration of Directors in the Aggregate Amount of EUR 250,000		For	For		Mgmt
	7	Ratify Cabinet Barbier, Frinault et Autres as Auditors		For	For		Mgmt
In spite of the lack of information, we recommend a vote in favor of these resolutions.
	8	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	9	Ratify Christian Chochon as Alternate Auditors		For	For		Mgmt

400

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Ratify Yves Nicolas as Alternate Auditors		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	12	Amend Articles of Association to Reflect 2003 Legal Changes to French Commercial Code		For	For		Mgmt

Unfortunately, the adoption of the new articles does not allow piecemeal voting by shareholders, who are presented with an all-or-nothing choice. We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. ISS does not support the new definition of related-party transactions. We believe that the 5-percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. Furthermore, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision. However, ISS believes that on balance the changes brought by the 2003 legal changes are positive, as they provide for further disclosure requirements on board functioning. Furthermore, we approve of a mandatory auditor rotation and the separation of providers of audit and non-audit services. This safeguards shareholders’ interest by avoiding potential conflicts that might interfere with the auditor’s independent judgment. Because we believe that the positive provisions in these new articles outweigh any negative ones, we recommend shareholders support this proposal.

	13	Approve Capital Increase Reserved for Employees of American Subsidiaries Participating in Share Purchase Plan Pursuant to Authorization Granted in Item 6 at the July 11, 2003, Shareholder Meeting		For	For		Mgmt
	14	Authorize Capital Increase of Up to EUR 37.5 Million for Future Exchange Offers		For	Against		Mgmt
Based on the high level of dilution for general capital issuances requests that do not recognize preemptive rights, we cannot approve this resolution.
	15	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt

ISS opposes all forms of antitakeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

	16	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

401

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A/S	Technip (Formerly Technip-Coflexip)		F90676101			None		31
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 4.95 per Share		For	For		Mgmt
	3	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Approve Discharge of Management and Supervisory Board		For	For		Mgmt
	6	Approve Remuneration of Directors in the Aggregate Amount of EUR 250,000		For	For		Mgmt
	7	Ratify Cabinet Barbier, Frinault et Autres as Auditors		For	For		Mgmt
	8	Ratify PricewaterhouseCoopers Audit as Auditors		For	For		Mgmt
	9	Ratify Christian Chochon as Alternate Auditors		For	For		Mgmt
	10	Ratify Yves Nicolas as Alternate Auditors		For	For		Mgmt
	11	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	12	Amend Articles of Association to Reflect 2003 Legal Changes to French Commercial Code		For	For		Mgmt
	13	Approve Capital Increase Reserved for Employees of American Subsidiaries Participating in Share Purchase Plan Pursuant to Authorization Granted in Item 6 at the July 11, 2003, Shareholder Meeting		For	For		Mgmt
	14	Authorize Capital Increase of Up to EUR 37.5 Million for Future Exchange Offers		For	Against		Mgmt
	15	Allow Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer		For	Against		Mgmt
	16	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

402

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/23/04 - A	Teijin Ltd.		J82270117			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 3.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

05/12/04 - A	Tele2 AB (formerly Netcom Ab)		W5707Z110			04/30/04		127
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Approve Agenda of Meeting		For	For		Mgmt
	4	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends of SEK 3 Per Share		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members and Deputy Members of Board; Determine Number of Auditors		For	For		Mgmt
	11	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	12	Reelect Marc Beuls, Vigo Carlund, Sven Hagstroemer, John Shakeshaft, and Christina Stenbeck as Directors; Elect Jan Loeber as New Director		For	For		Mgmt

403

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Ratify Deloitte & Touche (Tommy Maartensson) as Auditors		For	For		Mgmt
	14	Amend 2002 Stock Option Plan		For	For		Mgmt
Shareholder Proposals
	15	Shareholder Proposal: Approve Voluntary Conversion of Class A Shares into Class B Shares		None	For		ShrHoldr

Class A shares carry higher voting rights than B shares, but B shares trade at a higher value due to higher liquidity. Conversion would thus require A shareholders to give up part of their voting power in exchange for receiving a more liquid share. Since conversion would take place on a voluntary basis and since this represent a step towards the abolishment of super-voting shares, we recommend a vote in favor of the shareholder proposal.

	16.1	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		None	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Tele2 because the general meeting would appoint the members of the committee and because executives would be prohibited from serving on the committee. On this basis, we recommend a vote in favor of the proposal.

	16.2	Shareholder Proposal: Authorize Board to Establish a Remuneration Committee		None	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of a remuneration committee, we recommend a vote in favor of this item.
	16.3	Shareholder Proposal: Authorize Board to Establish an Audit Committee		None	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee, we recommend a vote in favor of this item.
Ordinary Business
	17	Close Meeting		None	None		Mgmt

404

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/05/04 - A/S	Telecom Italia Media Spa (Formerly Seat-Pagine Gialle Spa)		T92765121			04/30/04		5,959
Ordinary Business
	1	Amend Rules Governing General Meetings		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Integration to the Remuneration of External Auditors		For	For		Mgmt
	4	Elect Members of the Board of Directors		For	Against		Mgmt
	5	Appoint Internal Statutory Auditors; Approve Remuneration of Auditors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

05/04/04 - A	Telecom Italia Mobile		T9276A104			04/29/04		7,558
Ordinary Business
	1	Amend Rules Governing General Meetings		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Elect External Auditors For the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	4	Elect Members of the Board of Directors		For	For		Mgmt
	5	Redefine Remuneration of Internal Statutory Auditors		For	For		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

In this specific case, some of the proposed amendments are non-contentious and ISS would support such changes since they would not jeopardize shareholder value or rights, others cannot be supported by ISS since they would limit rights already owned by shareholders and introduce negative corporate governance practices. Thus, we recommend a vote against the entire resolution Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

405

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A/S	Telecom Italia Spa. (formerly Olivetti Spa)		T92778108			04/29/04		19,782
Ordinary Business
	1	Adopt Rules Governing General Meetings		For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Elect External Auditors for the Three-Year Term 2004-2006 and Fix Remuneration of Auditors		For	For		Mgmt
	4.A	Fix Number of Directors; Set Term of Office of Directors and Directors’ Remuneration		For			Mgmt
	4.B	Elect Directors		For	Against		Mgmt
	5	Redefine Remuneration of Internal Statutory Auditors		For	For		Mgmt
Special Business
	1.A	Amend Article 2		For	Against		Mgmt
	1.B	Amend Article 4		For			Mgmt
	1.C	Amend Article 5		For			Mgmt
	1.D	Amend Article 6		For			Mgmt
	1.E	Amend Article 7		For			Mgmt
	1.F	Amend Article 9		For			Mgmt
	1.G	Amend Article 11		For			Mgmt
	1.H	Amend Article 12		For			Mgmt
	1.I	Amend Article 13		For			Mgmt
	1.J	Amend Article 14		For			Mgmt
	1.K	Amend Article 15		For			Mgmt
	1.L	Amend Article 16		For			Mgmt
	1.M	Amend Article 17		For			Mgmt
	1.N	Amend Article 18		For			Mgmt
	1.O	Amend Article 19		For			Mgmt
	1.P	Introduction of One New Article Following Article 13 of the Bylaws		For			Mgmt
	1.Q	Eliminate Article 20 From the Bylaws		For			Mgmt
	1.R	Renumber Articles of Association; Authorize Board to Ratify and Execute Approved Resolutions		For			Mgmt

406

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	Telefonica S.A. (Formerly Telefonica De Espana, S.A.)		E90183182			None		9,139
	1	Approve Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Approve Dividend Per Share		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve General Meeting Guidelines		For	For		Mgmt
	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/30/04 - A	Telefonica S.A. (Formerly Telefonica De Espana, S.A.)		E90183182			None		8,725
	1	Approve Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Approve Dividend Per Share		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve General Meeting Guidelines		For	For		Mgmt
	6	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

06/03/04 - A	TELEKOM AUSTRIA		A8502A102			None		260
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Approve Remuneration of Directors		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6	Amend Articles Re: Management Board Structure		For	Against		Mgmt

ISS does not support mandatory retirement ages, for we believe that directors should be elected on the basis of merit and potential contribution to the company rather than by an arbitrary criterion such as age. As a result, we recommend a vote against this proposal.

	7	Approve Creation of EUR 109.1 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	8	Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached without Preemptive Rights; Approve Creation of EUR 109.1 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	9	Receive Report Regarding Share Repurchse Scheme		None	None		Mgmt
	10	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt

407

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Telenor ASA		R89923107			None		1,264
	1	Approve Notice of Meeting		For	For		Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	3	Approve Financial Statements, Allocation of Income and Dividends of NOK 1 Per Share		For	For		Mgmt
	4	Approve Remuneration of Auditors		For	For		Mgmt
5

Approve NOK 332.7 Million Reduction in Share Capital via Share Cancellation; Approve Repurchase of 14.5 Million Shares from the Kingdom of Norway; Approve Transfer of NOK 543.4 Million from Share Premium Reserve to Other Equity

				For	For		Mgmt
	6.1	Approve Creation of NOK 524.8 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	6.2	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

05/19/04 - A	Television Broadcast Ltd.		Y85830100			04/27/04		1,500
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3	Elect Directors and Fix Their Remuneration		For	For		Mgmt
	4	Approve Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	5d	Approve Extension of the Number of Days During which the Company’s Register of Members May Be Closed for the Calendar Year 2004 to 60 Days from 30 Days		For	For		Mgmt
	5e	Adopt New Articles of Association		For	For		Mgmt
	5f	Amend Memorandum of Association Re: Deletion of the Objects Clause		For	For		Mgmt

408

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A/S	Television Francaise 1		F91255103			None		328
Ordinary Business
	1	Approve Financial Statements and Discharge Directors		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 0.975 per Share		For	For		Mgmt
	5	Receive Special Directors’ Report Regarding Stock Option Grants		For	For		Mgmt
	6	Receive Chairman’s and Auditors’ Report Regarding Internal Control Procedures		For	For		Mgmt
	7	Reelect Alain Pouyat as Director		For	For		Mgmt
	8	Confirm Election of Employee Representatives to the Board		For	Against		Mgmt

We recommend that shareholders oppose this item in order to communicate their concern that employee directors may not fulfill their primary obligation to oversee and evaluate management on behalf of shareholders.

	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	10	Authorize Issuance of Bonds/Debentures		For	Against		Mgmt
Special Business
	11	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	12	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 120 Million		For	Against		Mgmt
The potential capital increase (278 percent over currently issued capital) is above the limits prescribed by our guidelines for issuances with preemptive rights.

409

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	13	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 120 Million		For	Against		Mgmt

We believe that shareholders should have preemptive rights for large stock issues, but also that companies should have the flexibility to transact ordinary business (to fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights for small issuances. A potential capital increase of 278 percent of issued capital over a period of 26 months exceeds the limit we recommend for general requests to issue capital without preemptive rights.

	14	Authorize Capital Increase of Up to EUR 120 Million for Future Exchange Offers		For	Against		Mgmt
Based on the high level of dilution for general capital issuances requests that do not recognize preemptive rights, we cannot approve this resolution.
	15	Set Global Limit for Capital Increase to Result from All Issuance Requests at EUR 120 Million		For	Against		Mgmt

This resolution would limit the potential increase in current issued share capital to 278 percent. We approve of global limits because they facilitate an accurate calculation of potential dilution to existing shareholders’ interests. However, because the amount requested by this proposal exceeds our limits for issuances with and without preemptive rights, we recommend a vote against this request.

	16	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	17	Approve Issuance of Equity-Linked Securities Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	18	Amend Articles of Association to Reflect 2003 Regulation Changes Re: Related-Party Transactions and Internal Control Procedures		For	For		Mgmt

Unfortunately, the adoption of the new articles does not allow piecemeal voting by shareholders, who are presented with an all-or-nothing choice. We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. ISS does not support the new definition of related-party transactions. We believe that the 5 percent shareholding threshold is adequate and provides for better disclosure to shareholders on related-party transactions. In addition, given that French issuers already have to comply with stricter disclosure requirements at this time, we see no reason to support a more liberal definition of this provision.  Nevertheless, ISS believes that, on balance, the changes brought by the 2003 legal changes are positive, as they provide for further disclosure requirements on board functioning. Because we believe that the positive provisions in these new articles outweigh any negative ones, we recommend shareholders to support this proposal.

	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

410

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Teliasonera AB (Formerly TELIA AB)		W95890104			04/16/04		4,031
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports; Receive President’s Report		None	None		Mgmt
	7	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8	Approve Allocation of Income and Dividends of SEK 1 Per Share		For	For		Mgmt
	9	Approve Discharge of Board and President		For	For		Mgmt
	10	Determine Number of Members and Deputy Members of Board		For	For		Mgmt
	11	Approve Remuneration of Directors		For	For		Mgmt
	12	Receive Report about Director Nominees’ Other Board Memberships; Elect Directors		For	Against		Mgmt
Due to the absence of adequate and timely disclosure about the nominees to the board as well as bundled director elections, we recommend a vote against the item.
	13	Amend Articles Re: Specify that Audit Firm (One) or Individuals (Two to Three) May be Appointed as Auditor(s)		For	For		Mgmt

411

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	14	Determine Number of Auditors (One Audit Firm)		For	For		Mgmt
	15	Approve Remuneration of Auditors		For	For		Mgmt
	16	Ratify Oehrlings PricewaterhouseCoopers AB as Auditors		For	For		Mgmt
Shareholder Proposals
	17	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		None	Against		ShrHoldr

Since the system proposed by the Shareholders’ Association entails that non-board members could serve on the committee, which is not currently the case at TeliaSonera, we recommend a vote against the proposal.

	18	Shareholder Proposal: Require Board to Decide upon Delivery Guarantee for Private TeliaSonera Customers		None	Against		ShrHoldr

We do not support shareholder shareholder proposals that seek to micromanage the company. Decisions about delivery guarantees are best left to management, as it is the most qualified body to make such a decision. We therefore recommend a vote against this item.

19

Shareholder Proposal: Require Swedish Free Enterprise Foundation to Account for All Expenses and Report Whether Correlation Exists Between Performance and Salary; Request Repayment of Funds to Shareholders

				None	Against		ShrHoldr

We do not support shareholder shareholder proposals that seek to micromanage the company, and do not see any reason to recommend that the Swedish Free Enterprise Foundation undertake the proposed study. The second part of the proposal is unclear. ISS strongly believes that publicly listed companies should disclose details on proposals to the AGM in advance of the meeting. We recommend that shareholders contact TeliaSonera’s investor relations department directly and express their desire to receive details of proposals to the AGM in advance of the meeting. We recommend a vote against this item.

Ordinary Business
	20	Close Meeting		None	None		Mgmt

412

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Terumo Corp.		J83173104			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 7, Final JY 9, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Directors’ Term in Office - Authorize Share Repurchases at Board’s Discretion - Streamline Board Structure in Connection with Introduction of Executive Officer System		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Director and Statutory Auditors		For	For		Mgmt

06/18/04 - A	Tesco Plc		G87621101			None		2
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 4.77 Pence Per Ordinary Share		For	For		Mgmt
	4	Amend Articles of Association Re: Director’s Retirement Age		For	For		Mgmt
	5	Re-elect Charles Allen as Director		For	For		Mgmt
	6	Re-elect Philip Clarke as Director		For	For		Mgmt
	7	Re-elect Harald Einsmann as Director		For	For		Mgmt
	8	Re-elect Veronique Morali as Director		For	For		Mgmt
	9	Re-elect Graham Pimlott as Director		For	For		Mgmt

In principle, we do not support the re-election of non-independent NEDs who sit on the Remuneration and Audit Committees. It is our view that having served for more than nine years as a NED on the Tesco Board, Graham Pimlott cannot be considered as independent.  His membership of the Remuneration and Audit Committees means that Tesco does not currently comply with the provisions of the new Code and, in the case of the Remuneration Committee, the old Code. In this case, we are prepared to support his re-election as a short term appointment since the Company details in the Annual Report that the Board has been through a period of change regarding its composition and that Graham Pimlott has been instrumental in facilitating that change and he has been pivotal, to date, in providing continuity on the Board and within the Remuneration and Audit Committees. We understand that he is to retire in May 2005 and would support any moves prior to that date to provide for the Remuneration and Audit Committees to comprise wholly of independent NEDs.

413

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	10	Elect Richard Brasher as Director		For	For		Mgmt
	11	Elect Ken Hydon as Director		For	For		Mgmt
	12	Elect Mervyn Davies as Director		For	For		Mgmt
	13	Elect David Reid as Director		For	For		Mgmt

It is our view that the Board Chairman should be independent on appointment in line with the recommendations of the new Combined Code. Recent experience of companies appointing non-independent chairmen has reinforced Higgs’s view that it is not, in general, in the best interests of shareholders.  We are prepared to support the election of David Reid, who served as an ED on the Tesco Board until December 2003, to the position of Board Chairman as a result of the extensive consultation that Tesco undertook with its major shareholders and representative bodies prior to his appointment as Chairman.

	14	Re-appoint PricewaterhouseCoopers LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	15	Approve Increase in Authorised Share Capital from GBP 481,600,000 to GBP 530,000,000		For	For		Mgmt
	16	Approve Scrip Dividend		For	For		Mgmt
	17	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 128.07 Million		For	For		Mgmt
	18	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 19.21 Million		For	For		Mgmt
	19	Authorise 768.44 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	20	Authorise Tesco Stores CR a.s. to Make EU Political Donations up to GBP 25,000 and Incur EU Political Expenditure up to GBP 25,000		For	For		Mgmt
	21	Authorise Tesco Stores SR a.s. to Make EU Political Donations up to GBP 25,000 and Incur EU Political Expenditure up to GBP 25,000		For	For		Mgmt
	22	Authorise Tesco Global Rt to Make EU Political Donations up to GBP 25,000 and Incur EU Political Expenditure up to GBP 25,000		For	For		Mgmt
	23	Authorise Tesco Polska Sp z.o.o. to Make EU Political Donations up to GBP 25,000 and Incur EU Political Expenditure up to GBP 25,000		For	For		Mgmt
	24	Approve the Tesco PLC Performance Share Plan 2004		For	For		Mgmt
	25	Approve the Tesco PLC 2004 Discretionary Share Option Plan		For	For		Mgmt

414

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/11/04 - A/S	Thales SA (Formerly Thomson-Csf)		F9156M108			None		105
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 1.125 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Change Location of Registered Office/Headquarters to 45, rue de Villiers in Neuilly-sur-Seine		For	For		Mgmt
	6	Ratify Cooptation of Benoit Tellier as Director		For	For		Mgmt
	7	Elect Francois Bujon de l’Estang as Director		For	For		Mgmt
	8	Reelect Louis Gallois as Director		For	For		Mgmt
	9	Reelect Denis Ranque as Director		For	For		Mgmt
	10	Reelect Denis Samuel-Lajeunesse as Director		For	For		Mgmt
	11	Reelect TSA as Director		For	For		Mgmt
	12	Reelect Jean-Paul Barth as Director		For	For		Mgmt
	13	Reelect Serge Dassault as Director		For	For		Mgmt
	14	Reelect Serge Tchuruk as Director		For	For		Mgmt
	15	Elect Charles de Croisset as Director		For	For		Mgmt
	16	Reelect Roger Freeman as Director		For	For		Mgmt
	17	Elect Klaus Naumann as Director		For	For		Mgmt
	18	Reelect Henri Proglio as Director		For	For		Mgmt
	19	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	20	Amend Articles to Classify Board		For	Against		Mgmt

ISS prefers that all directors stand for reelection each year, as we recognize the ability to elect directors as the single most important exercise of shareownership rights. All directors should be up for election on an annual basis, thereby maximizing their accountability to shareholders. ISS considers a six year term to be excessive and not in the interest of shareholders. Furthermore, while best practice recommendations in France support staggered board elections, ISS considers that maintaining a classified board structure makes it more difficult to effect a change of control through a proxy contest. Because only a minority of the directors would be elected each year, a dissident shareholder would be unable to win control of the board in a single election. As such, we do not support proposals to classify previously unstaggered boards.

415

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	21	Amend Articles to Reduce the Number of Employee Representatives Serving on the Board from Three to Two		For	For		Mgmt
	22	Amend Articles of Association to Reflect 2003 Legal Changes to French Commercial Code Re: Shareholding Disclosure		For	Against		Mgmt
Because we believe that the proposed amendment fails to address the underlying problem represented by the shareholding disclosure requirement, we recommend a vote against this proposal.
	23	Amend Articles of Association Re: Double Voting Rights		For	For		Mgmt
	24	Approve Stock Option Plan Grants		For	Against		Mgmt

The plan does not contain some key elements that we favor in a standard French executive stock option plan. The plan is administered by a Remuneration Committee that includes insiders. ISS prefers that all key board committees comprise only independent outsiders. ISS believes that insiders, particularly on key board committees such as the audit and the remuneration committees, threaten to undermine the purpose of these committees in providing independent oversight and preventing conflicts of interest. Furthermore, the total number of shares reserved for the company’s stock option plans exceeds our recommended guidelines for mature companies. Our guidelines provide that shares reserved for all share options plans for mature companies may not exceed 5 percent of the company’s issued share capital. We therefore recommend a vote against this request.

	25	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 36 Million		For	For		Mgmt
	26	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 36 Million		For	For		Mgmt
	27	Set Global Limit for Capital Increase to Result from Issuance Requests in Items 25 and 26 at EUR 36 Million		For	For		Mgmt
	28	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	29	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

416

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/26/04 - A	THK Co. Ltd.		J83345108			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 7.5, Final JY 7.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Appointment of Alternate Statutory Auditors - Reduce Directors Term in Office - Authorize Share Repurchases at Board’s Discretion - Abolish Retirement Bonus System		For	For		Mgmt

There is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Because we would be unlikely to oppose a share buyback proposal per se, and because shareholders will benefit from subjecting directors to annual election, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
The director nominees are all insiders.
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For
	3.15	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, this nominee cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. He joined the company in 1983 as the deputy manager of the Tokyo office, and served in an executive capacity until 1995 when he became a statutory auditor. He has served continuously as a statutory auditor for the last 9 years.

417

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	4.2	Appoint Alternate Internal Statutory Auditor		For	For		Mgmt

The nominee for alternate auditor, the president of Tokyo Paper and Pulp International, does not appear to have any conflict which would prevent him from fulfilling the role of independent monitor of the company’s activities on behalf of all shareholders.

	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Special Payments to Continuing Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

Two of the continuing auditors have been designated as independent. As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

	7	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors		For	Against		Mgmt

The ceiling for directors is to be raised from JY 25 million per month to JY 100 million per month, while the ceiling for auditors is to increase from JY 4 million to JY 10 million per month. The ceilings were last raised in 1988 and 1999, respectively. The ceiling for directors does not include the salary portion of director compensation for directors who serve simultaneously as employees of the company (the company’s president and representative director is not considered an employee). Stock options are also not included. The company will have 15 directors and 4 statutory auditors following this AGM. The increases accompany the abolition of the retirement bonus system at the conclusion of this meeting. While ISS would have no objection to a modest increase in the compensation ceilings, a four-fold increase seems out of proportion to the adjustment necessitated by an abandonment of the retirement bonus system. While THK’s sales and profits have increased substantially in the past two years, they remain well below their levels in 2000-01. We are not convinced the company’s financial performance justifies an increase of this magnitude.

	8	Approve Executive Stock Option Plan		For	For		Mgmt

The company proposes to grant options over 1 million shares, less than 1 percent of issued capital, to directors and employees of THK. This is a typical Japanese option plan, with an exercise price set at a 5 percent premium to market prices.

418

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/26/04 - A/S	THOMSON (formerly Thomson Multimedia)		F91823108	None	443
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 0.26 per Share		For	For		Mgmt
In light of the company’s potential for sustained growth going forward, we recommend a vote in favor of this payment of dividend proposal.
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Appointment of Paul Murray as Director		For	Against		Mgmt

In light of these shortcomings, and due to the overall lack of information regarding current board composition and board committee membership, we recommend a vote against the reelection of the candidates proposed at this meeting.

	6	Ratify Appointment of Henry P. Vigil as Director		For	Against		Mgmt
	7	Ratify Appointment of Eric Bourdais de Charbonniere as Director		For	Against		Mgmt
	8	Reelect Thierry Breton as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	9	Reelect Frank Dangeard as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	10	Reelect Eddy Hartenstein as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	11	Reelect Igor Landau as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	12	Reelect Pierre Lescure as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	13	Reelect Henry P. Vigil as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	14	Reelect Didier Lombard as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	15	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
These are routine items.
	16	Ratify Patrick de Cambourg as Alternate Auditors		For	For		Mgmt
	17	Approve Remuneration of Directors in the Aggregate Amount of EUR 450,000		For	For		Mgmt
	18	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 250 Million		For	For		Mgmt
The potential increase of 23.76 percent of issued capital over a period of 26 months is in line with the limit we recommend for general requests to issue capital with preemptive rights.
	22	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 250 Million		For	For		Mgmt
The potential increase of 23.76 percent of issued capital over a period of 26 months is in line with the limit we recommend for general requests to issue capital without preemptive rights.
	23	Confirm Share Issuance in the Amount of EUR 15 Million in Favor of Carlton Communications PLC		For	For		Mgmt
The potential increase of 1.43 percent of issued is acceptable.
	24	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

419

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

25

Amend Articles of Association to Reflect 2003 Legal Changes Re: Shareholding Disclosure, Role of Chairman, and Access to Information; Reduction in Directors’ Terms from Five to Four Years; and References of Government Representatives on the Board

				For	Against		Mgmt

Unfortunately, the adoption of the new articles does not allow piecemeal voting by shareholders, who are presented with an all-or-nothing choice. We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders.  In accordance with French law, shareholders who fail to report changes to their shareholdings may have their voting and economic rights suspended for several years, which ISS considers to be a shareholder unfriendly practice. We also disapprove of a shareholding disclosure requirement of 0.5 percent. ISS believes that a level of disclosure below 5 percent does not add substantially to shareholders’ interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. We thus believe that a reduced notification period to inform the company of changes to shareholders’ stakes exacerbates the underlying problem represented by the shareholding disclosure requirement. Given that French law does not require issuers to impose such a low threshold nor require companies to introduce a shareholding disclosure requirement for bearer shareholders in general, we believe that the negative amendments proposed at this meeting outweigh any positive ones. As such, we recommend a vote against this request.

	26	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

420

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A/S	THOMSON (formerly Thomson Multimedia)		F91823108			None		443
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 0.26 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Ratify Appointment of Paul Murray as Director		For	Against		Mgmt
	6	Ratify Appointment of Henry P. Vigil as Director		For	Against		Mgmt
	7	Ratify Appointment of Eric Bourdais de Charbonniere as Director		For	Against		Mgmt
	8	Reelect Thierry Breton as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	9	Reelect Frank Dangeard as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	10	Reelect Eddy Hartenstein as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	11	Reelect Igor Landau as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	12	Reelect Pierre Lescure as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	13	Reelect Henry P. Vigil as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	14	Reelect Didier Lombard as Director for a Term Lasting Four Years, Subject to Approval of Item 25		For	Against		Mgmt
	15	Ratify Mazars & Guerard as Auditors		For	For		Mgmt
	16	Ratify Patrick de Cambourg as Alternate Auditors		For	For		Mgmt
	17	Approve Remuneration of Directors in the Aggregate Amount of EUR 450,000		For	For		Mgmt
	18	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	19	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt
Special Business
	20	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	21	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 250 Million		For	For		Mgmt
	22	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 250 Million		For	For		Mgmt
	23	Confirm Share Issuance in the Amount of EUR 15 Million in Favor of Carlton Communications PLC		For	For		Mgmt
	24	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
25

Amend Articles of Association to Reflect 2003 Legal Changes Re: Shareholding Disclosure, Role of Chairman, and Access to Information; Reduction in Directors’ Terms from Five to Four Years; and References of Government Representatives on the Board

				For	Against		Mgmt
	26	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

421

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/18/04 - A	Tietoenator Corp (Formerly TT Tieto OY)		X90409115			03/08/04		141
	1.1	Receive Financial Statements		None	None		Mgmt
	1.2	Receive Auditors’ Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 0.50 Per Share		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Approve Remuneration of Directors and Auditors		For	For		Mgmt
	1.7	Fix Number of Directors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Appoint Auditors and Deputy Auditors		For	For		Mgmt
	2	Amend Articles Re: Introduce Mandatory Retirement Age (68 Years) for Board Members		For	Against		Mgmt
	3	Approve Transfer of EUR 910.1 Million from Share Premium Fund to Fund Used in Accordance with Decision by a General Meeting		For	For		Mgmt
	4	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt
	5	Approve Creation of EUR 16.6 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
Shareholder Proposals
	6	Shareholder Proposal: Distribute Shares of Dotcom Solutions AB to Shareholders of TietoEnator Corp.		None	Against		ShrHoldr

06/25/04 - A	TIS Inc. (frm. Toyo Information Systems)		J91472100			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 10, Final JY 15, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, neither nominee for independent auditor (Candidates 2 and 3) can be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	4.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
	6	Approve Executive Stock Option Plan		For	For		Mgmt

422

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A/S	TISCALI SPA		T93541117			04/23/04		287
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors		For	Against		Mgmt

Given the total lack of disclosure of information with respect to board nominees, the poor corporate governance practices adopted by the company, and the fact that the election of directors is bundled, ISS recommends a vote against this resolution.

Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases where some of the amendments are either non-contentious or positive in nature, while others cannot be supported by ISS because they either propose to remove important oversight mechanisms from shareholders or negatively affect shareholder rights.

Although the company may be proposing these amendments in accordance with changes to company law, some of the proposed changes may not be required by the law. Considering the total lack of information available and that the amendments are presented under a bundled item, we recommend a vote against this resolution.

	2	Approve Issuance of Shares for a Private Placement To Be Paid With The Opening of a Line of Credit of GBP 3.3 Million Over Net. Works Limited		For	For		Mgmt

423

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A/S	TISCALI SPA		T93541117			None		287
Ordinary Business
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Fix Number of Directors on the Board; Elect Directors		For	Against		Mgmt
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations		For	Against		Mgmt
	2	Approve Issuance of Shares for a Private Placement To Be Paid With The Opening of a Line of Credit of GBP 3.3 Million Over Net. Works Limited		For	For		Mgmt

06/21/04 - S	TISCALI SPA		T93541117			06/16/04		574
Special Meeting Agenda
	1	Approve Creation of a Pool of Conditional Capital Without Preemptive Rights Through a Contribution in Kind		For	For		Mgmt
	2	Approve Issuance of Shares for a Private Placement To Be Paid Through A Credit Held By Jean Philippe Iliesco De Grimaldi of Nominal Value Equal to EUR 3.25 Million		For	For		Mgmt

06/22/04 - S	TISCALI SPA		T93541117			None		574
Special Meeting Agenda
	1	Approve Creation of a Pool of Conditional Capital Without Preemptive Rights Through a Contribution in Kind		For	For		Mgmt
	2	Approve Issuance of Shares for a Private Placement To Be Paid Through A Credit Held By Jean Philippe Iliesco De Grimaldi of Nominal Value Equal to EUR 3.25 Million		For	For		Mgmt

424

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Tobu Railway Co. Ltd.		J84162148			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 2.5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.5	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (Candidate 5) — the former president of the company’s largest shareholder — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

05/27/04 - A	Toho Co. Ltd. (9602)		J84764117			02/29/04		300
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 3		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt

425

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Tohoku Electric Power Co. Inc.		J85108108			03/31/04		1,800
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
The company’s proposed dividend corresponds to a payout ratio of 52 percent.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, particularly in the absence of any outside directors, we recommend that shareholders oppose this resolution.

	3	Elect Director		For	For		Mgmt
Shareholder Proposals
	4	Approve Alternate Income Allocation, with No Director Bonuses and a Final Dividend of JY 30 Per Share		Against	Against		ShrHoldr
ISS does not believe the company’s proposed dividend is inordinately low, particularly in light of the company’s desire to use funds to pay down interest-bearing debt.
	5	Amend Articles to Require Board to Reflect Contents of Shareholder Proposals in the Management of the Company		Against	Against		ShrHoldr

The proponents are referring to specific shareholder proposals proposed in past years calling for the company to abandon plans to develop a nuclear power station. Those proposals were all defeated by a wide margin.

	6	Amend Articles to Require Additional Disclosure Regarding Losses Incurred by the Company		Against	Against		ShrHoldr

Once again, the shareholder proponents are specifically referring to the disclosure of details of losses incurred in the company’s plan to build a nuclear power station. The plans were eventually cancelled, and the company incurred losses of some JY 30.5 billion, according to the sponsors of this proposal. The company states that a breakdown of its expenditures related to the project has been included in its annual securities reports.

426

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	7	Amend Articles to Require Disclosure of Individual Compensation Levels of Directors and Statutory Auditors		Against	For		ShrHoldr

ISS has supported a number of shareholder proposals in recent years calling for the same types of disclosure. ISS believes that shareholders ought to have the right to know how their representatives are being compensated, and that disclosure of aggregate levels only does not promote individual accountability. ISS feels that asking shareholders to vote on retirement bonuses, while providing no details whatsoever in the proxy circular, violates fundamental principles of transparency and fairness to independent shareholders. (Disclosure of aggregate payments only is made the following year; after shareholders have already voted.) A number of domestic as well as overseas shareholders appear to feel the same way, as a similar proposal last year at Sony Corp. received the support of 30 percent of shareholders voting at the AGM. ISS believes that by adopting a policy of individualized disclosure of compensation, the company could establish a commitment to improving corporate governance, and thereby make its shares more attractive to outside shareholders. Because we believe the proposal will improve the flow of useful, relevant information to shareholders, without being unduly burdensome to the company, we recommend support for this resolution.

	8	Amend Articles to Include Language Promoting Cogeneration		Against	Against		ShrHoldr
	9	Amend Articles to Require Separation of Thermal Power Business and Nuclear Power Business into Separate Business Units, and Establish a Multi-Power Source Business Unit		Against	Against		ShrHoldr
	10	Amend Articles to Require Withdrawal from Nuclear Fuel Cycle Project		Against	Against		ShrHoldr
	11	Amend Articles to Require Decommissioning of Two Reactors at Onagawa Nuclear Power Station		Against	Against		ShrHoldr
	12	Remove Chairman and Representative Director Toshiaki Yashima from the Board		Against	Against		ShrHoldr

427

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Tokyo Broadcasting System Inc. (TBS)		J86656105			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. Moreover, TBS has four outside directors on its board, meaning that repurchase decisions will not made by management alone. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Director		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, two of the three nominees for independent auditor (candidates 4 and 5) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders. Candidate 4 is an executive of affiliate Tokyo Electron Ltd., while candidate 5 is president of TBS’s main bank.

	4.5	Appoint Internal Statutory Auditor		For	Against		Mgmt
See Item 4.4.
	5	Approve Retirement Bonuses for Statutory Auditors and Payments to Continuing Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

Four continuing directors and two continuing auditors have been designated as outsiders. As we believe the payment of such bonuses to non-executives, at the discretion of their executive colleagues, is a highly inappropriate practice anywhere, we see no alternative but to recommend opposing the whole item.

	6	Approve Executive Stock Option Plan		For	For		Mgmt

The company proposes to grant options over 320,000 shares, less than 1 percent of issued capital, to directors and employees of TBS and directors of its subsidiaries. This is a typical Japanese option plan, with an exercise price set at a 5 percent premium to market prices.

428

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Tokyo Electric Power Co. Ltd.		J86914108			03/31/04		5,400
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 30, Final JY 30, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Reduce Maximum Board Size - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, one of the nominees for independent auditor (candidate 3) cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	3.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.5	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.6	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.7	Appoint Internal Statutory Auditor		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors and Statutory Auditors		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.
Shareholder Proposals
	5	Approve Alternate Allocation of Income		Against	Against		ShrHoldr
	6	Amend Articles of Incorporation to Create Investment Business Risk Assessment Committee		Against	Against		ShrHoldr
	7	Amend Articles to Create Obligation to Meet Legal Targets for Power Volume Generated by Natural Energy		Against	Against		ShrHoldr
	8	Amend Articles to Prohibit Diversion of Radioactive Substances for Military Purposes		Against	Against		ShrHoldr
	9	Amend Articles to Require Phase Out of Nuclear Facilities		Against	Against		ShrHoldr

429

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	Tokyo Electron Ltd.		J86957115			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 4, Final JY 6, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Appoint External Auditors		For	For		Mgmt
	6	Approve Retirement Bonuses for Director and Statutory Auditor		For	For		Mgmt
	7	Approve Adjustment to Aggregate Compensation Ceiling for Directors		For	For		Mgmt
	8	Approve Executive Stock Option Plan		For	For		Mgmt

06/29/04 - A	Tokyo Gas Co. Ltd.		J87000105			03/31/04		5,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 3, Final JY 4, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Allow Appointment of Alternate Statutory Auditors - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	4	Elect Directors		For	For		Mgmt
	4.1	Elect Director		For
	4.2	Elect Director		For
	4.3	Elect Director		For
	4.4	Elect Director		For
	4.5	Elect Director		For
	4.6	Elect Director		For
	4.7	Elect Director		For
	4.8	Elect Director		For
	4.9	Elect Director		For
	4.10	Elect Director		For
	4.11	Elect Director		For
	4.12	Elect Director		For
	5	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Retirement Bonuses for Directors and Statutory Auditor		For	Against		Mgmt
As we believe the payment of such bonuses to non-executives is a highly inappropriate practice anywhere, not just in Japan, we see no alternative but to recommend opposing the whole item.

430

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Tokyu Corp.		J88720123			03/31/04		2,000
	1	Approve Handling of Net Loss, with a Final Dividend of JY 5		For	For		Mgmt
	2	Amend Articles to: Amend Business Lines - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.4	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.5	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

05/21/04 - A	Tomkins Plc		G89158136			None		1
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt

We have decided to recommend a vote in favour of the remuneration report. However, we are disappointed that the Company continues to grant share options with certain performance conditions well below the market norm. The share option scheme expires in 2005, but there is the opportunity for EDs to receive one final grant of options under the scheme. We strongly encourage the Remuneration Committee to drop rolling retesting if this final grant is made. If the grant goes ahead with rolling retesting still in place, we will consider recommending appropriate voting action at the 2005 AGM.

	3	Approve Final Dividend of 7.4 Pence Per Share		For	For		Mgmt
	4	Re-elect David Newlands as Director		For	For		Mgmt
	5	Re-elect Kenneth Lever as Director		For	For		Mgmt
	6	Re-elect Sir Brian Pitman as Director		For	For		Mgmt
	7	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	8	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 12,887,706		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 1,933,155		For	For		Mgmt
	11	Authorise 77,326,236 Ordinary Shares for Market Purchase		For	For		Mgmt
	12	Amend Articles Re: Wordings		For	For		Mgmt

431

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Tomra Systems		R91733114			None		261
	1	Approve Notice of Meeting and Agenda		For	For		Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	3	Receive Presentation about Status of Company		For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	5.1	Approve Creation of NOK 17.8 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	5.2	Approve Stock Option Plan for All Employees; Approve Creation of NOK 2.7 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	5.3	Approve Stock Option Plan for Key Employees; Approve Creation of NOK 4.8 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
6

Approve Remuneration of Directors in the Amount of NOK 450,000 for Chairman, NOK 150,000 for External Board Members, and NOK 150,000 for Executive Board Members; Approve Remuneration of Auditors in the Amount of NOK 522,000 for 2003

				For	For		Mgmt
	7	Reelect Jan Opsahl, Svein Jacobsen, Joergen Randers, and Hanne de Mora as Directors; Elect Rune Bjerke as New Director; Ratify Auditors		For	For		Mgmt

04/20/04 - A	TopDanmark AS		K96213150			None		52
	1	Receive Report of Board		None	None		Mgmt
	2	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	3	Approve Allocation of Income		For	Against		Mgmt
Because of the shareholder-unfriendly practice of the company, we recommend voting against the board’s proposal.
	4	Reelect Elvar Vinum, Anders Knutsen, Joergen Ajslev, Jens Maaloe, and Knud Vest as Directors; Elect Annette Sadolin as New Director		For	For		Mgmt
	5	Ratify Auditors		For	For		Mgmt
	6.1	Approve Reduction in Share Capital via Share Cancellation		For	Against		Mgmt
Because of the shareholder-unfriendly policy of the company, we recommend voting against the board’s proposal.
	6.2	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	6.3	Approve Remuneration of Directors in the Aggregate Amount of DKK 2 Million		For	For		Mgmt
	6.4	Approve Stock Option Plan for Key Employees; Approve Creation of DKK 2.5 Million Pool of Conditional Capital to Guarantee Conversion Rights		For	For		Mgmt
	7	Other Business (Non-Voting)		None	None		Mgmt

432

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Toppan Printing Co. Ltd.		J89322119			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 9, Special JY 0		For	For		Mgmt
Payout ratio for the year is approximately 61 percent.
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion - Limit Directors’ and Internal Auditors’ Legal Liability		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by domestic banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	3.6	Elect Director		For
	3.7	Elect Director		For
	3.8	Elect Director		For
	3.9	Elect Director		For
	3.10	Elect Director		For
	3.11	Elect Director		For
	3.12	Elect Director		For
	3.13	Elect Director		For
	3.14	Elect Director		For

Candidate 14, Sawako Noma, has been designated by the company as an outside director. ISS considers her to be affiliated, as she is the president of one of Toppan’s shareholders, Kodansha, which also has a business relationship with the company.

	3.15	Elect Director		For
	3.16	Elect Director		For
	3.17	Elect Director		For
	3.18	Elect Director		For
	3.19	Elect Director		For
	3.20	Elect Director		For
	3.21	Elect Director		For
	3.22	Elect Director		For
	3.23	Elect Director		For
	3.24	Elect Director		For
	3.25	Elect Director		For
	3.26	Elect Director		For
	3.27	Elect Director		For
	3.28	Elect Director		For
	3.29	Elect Director		For
	3.30	Elect Director		For
	3.31	Elect Director		For
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

433

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - A	Toray Industries Inc.		J89494116			03/31/04		3,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2.5, Final JY 3, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

06/25/04 - A	Toshiba Corp.		J89752117			03/31/04		6,600
	1	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	2	Elect Directors		For	Split		Mgmt
	2.1	Elect Director		For

Because Mr. Hashimoto (candidate 11) is a former president and current adviser at one of Toshiba’s main banks, potentially compromising the independence of this nominee, we recommend that shareholders oppose the election of this candidate.

	2.2	Elect Director		For
	2.3	Elect Director		For
	2.4	Elect Director		For
	2.5	Elect Director		For
	2.6	Elect Director		For
	2.7	Elect Director		For
	2.8	Elect Director		For
	2.9	Elect Director		For
	2.10	Elect Director		For
	2.11	Elect Director		Against
	2.12	Elect Director		For
	2.13	Elect Director		For
	2.14	Elect Director		For

06/29/04 - A	Tosoh Corp.		J90096116			03/31/04		1,400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 5, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Appointment of Alternate Statutory Auditors - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt

In this case there is no danger that a share repurchase program would lead to a creeping takeover, nor is the free float low enough to raise concerns about liquidity for remaining shareholders. The company does have fairly substantial ownership by banks and insurance companies, and therefore may face downward pressure on its share price should those financial institutions decide to reduce their holdings. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company’s articles.

	3	Elect Directors		For	For		Mgmt
	4	Approve Retirement Bonuses for Directors		For	For		Mgmt

434

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A/S	Total S.A. (Formerly Total Fina Elf S.A)		F92124100			None		1,104
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 4.70 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures		For	For		Mgmt
	7	Reelect Thierry Desmarest as Director		For	For		Mgmt
Despite these shortcomings, we recommend a vote in favor of these board elections at this time.
	8	Reelect Thierry de Rudder as Director		For	For		Mgmt
	9	Reelect Serge Tchuruk as Director		For	For		Mgmt
	10	Elect Daniel Boeuf as Representative of Employee Shareholders to the Board		For	For		Mgmt
We recommend shareholders to vote with management on Items 10-13, and thus recommend the election of Daniel Boeuf to the board.
	11	Elect Philippe Marchandise as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	12	Elect Cyril Mouche as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	13	Elect Alan Cramer as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	15	Ratify KPMG Audit as Auditors		For	For		Mgmt
	16	Ratify Pierre Jouanne as Alternate Auditor		For	For		Mgmt
	17	Ratify Jean-Luc Decornoy as Alternate Auditor		For	For		Mgmt
	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 900,000		For	For		Mgmt
Special Business
	19	Approve Stock Option Plan Grants		For	For		Mgmt
	20	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 4 Billion		For	For		Mgmt
The potential capital increase of 61.43 percent over currently issued capital over a period of 26 months is in line with the limits prescribed by our guidelines for issuances with preemptive rights.
	21	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion		For	For		Mgmt

The potential increase of 30.82 percent of issued capital without preemptive rights over a period of 26 months is in line with the limit we recommend for general requests to issue capital without preemptive rights. Furthermore, it is very rare for a French company to request an issuance without preemptive rights that is smaller than the one with preemptive rights. This is a clear improvement over the common French issuance request.

	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

435

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/14/04 - A/S	Total S.A. (Formerly Total Fina Elf S.A)		F92124100			None		2,208
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 4.70 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital and Reissuance of Repurchased Shares		For	For		Mgmt
	6	Authorize Issuance of Bonds/Debentures		For	For		Mgmt
	7	Reelect Thierry Desmarest as Director		For	For		Mgmt
	8	Reelect Thierry de Rudder as Director		For	For		Mgmt
	9	Reelect Serge Tchuruk as Director		For	For		Mgmt
	10	Elect Daniel Boeuf as Representative of Employee Shareholders to the Board		For	For		Mgmt
	11	Elect Philippe Marchandise as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	12	Elect Cyril Mouche as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	13	Elect Alan Cramer as Representative of Employee Shareholders to the Board		Against	Against		Mgmt
	14	Ratify Ernst & Young Audit as Auditors		For	For		Mgmt
	15	Ratify KPMG Audit as Auditors		For	For		Mgmt
	16	Ratify Pierre Jouanne as Alternate Auditor		For	For		Mgmt
	17	Ratify Jean-Luc Decornoy as Alternate Auditor		For	For		Mgmt
	18	Approve Remuneration of Directors in the Aggregate Amount of EUR 900,000		For	For		Mgmt
Special Business
	19	Approve Stock Option Plan Grants		For	For		Mgmt
	20	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 4 Billion		For	For		Mgmt
	21	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion		For	For		Mgmt
	22	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt

436

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/24/04 - A	Toyoda Gosei Co. Ltd.		J91128108			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 7.5, Final JY 8.5, Special JY 0		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan (less than one percent of issued capital, at a maximum of JY 2.3 billion) are within our guidelines, and this is a routine request.
	3	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

Parent company Toyota Motor already controls nearly 43 percent of the company’s voting rights, meaning that a large scale repurchase could potentially bring about a creeping takeover by Toyota Motor, without payment of a control premium to independent shareholders. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.

	4	Elect Directors		For	For		Mgmt
	5	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the strong loyalties to companies held by those with long-standing ties to those companies and their affiliates, the nominee for independent auditor — a vice president of the company’s largest shareholder — cannot be expected to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

	6	Appoint External Auditors		For	For		Mgmt
	7	Approve Executive Stock Option Plan		For	For		Mgmt

This plan features premium pricing, maximum dilution of only less than one percent, and option grants made only to employees and directors of the company and directors of its subsidiaries. We have no reason to oppose this resolution.

	8	Approve Special Bonus for Family of Deceased Statutory Auditor and Retirement Bonuses for Directors		For	For		Mgmt

437

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/22/04 - A	Toyota Industries Corp. (formerly Toyoda Automatic Loom Works)		J92628106			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 12, Final JY 12, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	3.2	Appoint Internal Statutory Auditor		For	Against		Mgmt
	3.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt
	5	Approve Special Bonus for Family of Deceased Statutory Auditor and Approve Retirement Bonus for Statutory Auditor		For	Against		Mgmt

06/23/04 - A	Toyota Motor Corp.		J92676113			03/31/04		11,600
Management Proposals
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 20, Final JY 25, Special JY 0		For	Against		Mgmt

Because we believe support for the higher dividend proposed by shareholders in Item 7 would likely spur demand for Toyota shares and help boost the share price, we recommend that shareholders oppose this resolution.

	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Executive Stock Option Plan		For	For		Mgmt
	5	Authorize Share Repurchase Program		For	For		Mgmt
The limits on the plan are within our guidelines, and this is a routine request.
	6	Approve Retirement Bonuses for Directors and Special Bonus for Family of Deceased Director		For	For		Mgmt
Shareholder Proposals
	7	Approve Alternate Allocation of Income, with a Final Dividend of JY 40 Per Share		Against	For		ShrHoldr

Because we believe support for the higher dividend proposed by shareholders in Item 7 is likely to increase demand for Toyota shares and help boost the share price, we recommend that shareholders support this resolution.

	8	Amend Articles of Incorporation to Require Disclosure of Individual Compensation Levels of Directors and Statutory Auditors		Against	For		ShrHoldr

Because we believe the proposed amendment will improve the flow of useful, relevant information to shareholders, and should enhance the company’s overall reputation for transparency, we recommend support for this resolution.

	9	Amend Articles of Incorporation to Prohibit Corporate Donations to Political Parties and Political Fundraising Groups		Against	Against		ShrHoldr

438

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/07/04 - A	TPG NV (formerly Tnt Post Group Nv)		N31143105			03/31/04		766
	1	Open Meeting		None	None		Mgmt
	2	Receive Presentation by M. Bakker		None	None		Mgmt
	3	Receive Report of Management Board		None	None		Mgmt
	4	Discussion about Company’s Corporate Governance Policy		None	None		Mgmt
	5.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	5.2	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	5.3	Approve Discharge of Management Board		For	For		Mgmt
	5.4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5.5	Authorize Board to Prepare Annual Report in English		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Remuneration Policy for Management Board		For	For		Mgmt
	8.1	Opportunity for General Meeting to Make Recommendations for Appointment Member of Supervisory Board		None	None		Mgmt
	8	Elect Supervisory Board Member		For	For		Mgmt
	8.3	Receive Announcement of Resignation of J. Hommem from Supervisory Board		None	None		Mgmt
	9.1	Grant Board Authority to Issue All Preference B Shares as well as Ordinary Shares Up to 20 Percent of Issued Share Capital		For	Against		Mgmt
However, due to the potential issuance of preference shares that could be used as an antitakeover device, we recommend a vote against the proposal.
	9.2	Grant Board Authority to Restrict/Exclude Preemptive Rights from Ordinary Share Issuance Under Item 9.1		For	Against		Mgmt

ISS recommends a vote against Item 9.2, which asks for authorization to issue ordinary shares as well as antitakeover preference shares. In keeping with our opposition against the previous item, we recommend that shareholders vote against this item as well.

	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	11	Receive Announcement on the Conclusions of Three-Year Assessment of the Functioning of the External Auditor		None	None		Mgmt

439

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	12	Amend Articles Re: Add Indemnity Clause to Indemnify Members of Management Board and Supervisory Board		For	For		Mgmt

We disapprove in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. The proposals to unbundle discharge of management and supervisory boards, to require shareholder approval of the remuneration policy for the management board, and to require separate shareholder approval of dividends are strongly positive to shareholders. All other changes are either neutral or positive in terms of their effect on shareholder value. ISS supports indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Not allowing companies to indemnify directors and officers would limit the ability to attract qualified directors and executives. In this case, the proposed stipulation falls within our guidelines.  On this basis, we recommend a vote in favor of the proposal.

	13	Allow Questions		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

440

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/03/04 - A	TPI Telefonica Publica e Informacion		E9016X113			None		172
	1	Approve Individual and Consolidated Financial Statements, Allocation of Income, and Discharge Directors		For	For		Mgmt
	2	Approve Dividend of EUR 0.25 Per Share		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Authorize Repurchase of Shares		For	For		Mgmt
	5	Approve Application for Consolidated Tax Status		For	For		Mgmt
	6	Approve General Meeting Guidelines		For	For		Mgmt
	7	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt

04/22/04 - A	Trelleborg AB		W96297101			04/08/04		184
	1	Elect Chairman of Meeting		For	For		Mgmt
	2	Prepare and Approve List of Shareholders		For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	4	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	5	Approve Agenda of Meeting		For	For		Mgmt
	6	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	7	Receive President’s Report		None	None		Mgmt
	8.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	8.2	Approve Allocation of Income and Dividends of SEK 4.50 Per Share		For	For		Mgmt
	8.3	Approve Discharge of Board and President		For	For		Mgmt
	9	Determine Number of Members (7) and Deputy Members (0) of Board		For	For		Mgmt
	10	Approve Remuneration of Directors in the Aggregate Amount of SEK 1.7 Million; Approve Remuneration of Auditors		For	For		Mgmt
11

Reelect Fredrik Arp, Staffan Bohman, Rolf Kjellman, Berthold Lindqvist, and Anders Narvinger as Directors; Elect Helene Bergquist and Claes Linqvist as New Directors; Ratify Oehrlings PricewaterhouseCoopers as Auditors

				For	For		Mgmt
	12	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
Shareholder Proposals
	13.1A	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr
Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Trelleborg. On this basis, we recommend a vote in favor of the proposal.
Ordinary Business
	13.1B	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, and (3) the system proposed by the Shareholders’ Association under the previous item is superior, we recommend a vote against the proposal.

Shareholder Proposals
	13.2	Shareholder Proposal: Authorize Board to Establish an Audit Committee		Against	For		ShrHoldr
Because of the positive impact on shareholders of the establishment of an audit committee consisting of non-executives only, we recommend a vote in favor of this item.
	14	Shareholder Proposal: Question to Board Concerning Remuneration Committee Report		None	None		ShrHoldr
	15	Shareholder Proposal: Question to Board Concerning Board Report On Audit and Non-Audit Fees Paid to Company Audit Firm (KPMG Bohlins)		None	None		ShrHoldr
Ordinary Business
	16	Close Meeting		None	None		Mgmt

441

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/18/04 - A	TUI AG(frmlyPreussag AG)		D8484K109			None		207
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 0.77 per Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt
	6	Approve Public Offering of Shares in Subsidiary (Hapag-Lloyd AG)		For	For		Mgmt
	7	Amend Corporate Purpose		For	For		Mgmt
	8	Approve Creation of EUR 10 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

We recommend that shareholders contact TUI’s investor relations department directly and express their desire to receive details of proposals well in advance of the meeting. At this meeting, based on a lack of details regarding the employee share scheme for which the shares could be issued, we must recommend a vote against the proposal.

	9	Approve Creation of EUR 170 Million Pool of Conditional Capital without Preemptive Rights		For	Against		Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 20 percent of the existing outstanding share capital. Since the issuance request would result in potential excessive dilution of 37.3 percent, we recommend a vote against the resolution.

	10	Approve Creation of EUR 45.6 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
11

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 1.00 Billion with Preemptive Rights; Approve Creation of EUR 70 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	12	Authorize Repurchase of up to Ten Percent of Issued Share Capital		For	For		Mgmt
	13	Approve Affiliation Agreements with Subsidiary (Hapag-Lloyd AG)		For	For		Mgmt

442

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Ube Industries Ltd.		J93796100			03/31/04		2,400
	1	Approve Handling of Net Loss, with No Dividends		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. This is particularly important for loss-making companies, for which a share repurchase is less likely to be an optimal use of financial resources. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this the whole resolution.

	3	Approve Reducation in Legal Reserves		For	Against		Mgmt

Ube Industries proposes to cut its capital reserves from JY 14.409 billion to JY 10.891 billion, and to cut its retained profit reserve from JY 9.261 billion to zero. The funds will be transferred to a surplus account, where they will be available for future dividend payments or share repurchases. Although any future dividend payments will have to be approved by shareholders, that is not the case for future share repurchases, if the article amendment in Item 2 is approved. Because a share buyback is not necessarily an optimum use of the company’s limited resources, we believe that it is important for shareholders to have input in advance into any share repurchase decision, and we cannot approve of a resolution which will make it easier for the board to make such decisions without consulting shareholders.

	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt
The retiree is an insider, and we have no reason to oppose this item.

443

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/15/04 - A	Ubs Ag		H8920M855			None		2,226
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 2.60 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Elect Directors		For	For		Mgmt
	4.3	Ratify Ernst and Young as Auditors		For	For		Mgmt
	5.1	Approve CHF 47.6 Million Reduction in Share Capital via Cancellation of Shares		For	For		Mgmt
	5.2	Authorize Repurchase of Issued Share Capital		For	For		Mgmt

04/15/04 - A	Ubs Ag		H8920M855			03/10/04		2,226
Meeting for Holders of ADRs
	1	ANNUAL REPORT, GROUP AND PARENT COMPANY ACCOUNTS FOR 2003. REPORTS OF THE GROUP AND STATUTORY AUDITORS		For	For		Mgmt
	2	APPROPRIATION OF RETAINED EARNINGS. DIVIDEND FOR FINANCIAL YEAR 2003		For	For		Mgmt
	3	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND THE GROUP EXECUTIVE BOARD		For	For		Mgmt
	4	RE-ELECTION OF BOARD MEMBER: SIR PETER DAVIS		For	For		Mgmt
	5	ELECTION OF NEW BOARD MEMBER: STEPHAN HAERINGER		For	For		Mgmt
	6	ELECTION OF NEW BOARD MEMBER: HELMUT PANKE		For	For		Mgmt
	7	ELECTION OF NEW BOARD MEMBER: PETER SPUHLER		For	For		Mgmt
	8	RE-ELECTION OF GROUP AND STATUTORY AUDITORS ERNST & YOUNG LTD., BASEL		For	For		Mgmt
	9	CAPITAL REDUCTION: CANCELLATION OF SHARES REPURCHASED UNDER THE 2003/2004 SHARE BUYBACK PROGRAM AND RESPECTIVE AMENDMENT OF ARTICLE 4 OF THE ARTICLES OF ASSOCIATION		For	For		Mgmt
	10	CAPITAL REDUCTION: APPROVAL OF A NEW 2004/2005 SHARE BUYBACK PROGRAM		For	For		Mgmt
	11	IN CASE OF AD-HOC SHAREHOLDERS MOTIONS DURING THE ANNUAL GENERAL MEETING, I/WE AUTHORIZE MY/OUR PROXY TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS		For	Against		Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

444

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/08/04 - A	UCB		B93562120			None		138
	1	Receive Directors’ Report		None	None		Mgmt
	2	Receive Auditors’ Report		None	None		Mgmt
	3	Approve Financial Statements and Allocation of Income		For	For		Mgmt
	4	Approve Discharge of Directors		For	For		Mgmt
	5	Approve Discharge of Auditors		For	For		Mgmt
6

Reelect M. Eyskens and Prince Laurent as Independent Directors; Elect Frederik Rock Doliveux as Director; Reelect Daniel Goosens as Auditor; Approve Remuneration of Auditors of EUR 129,000 for the UCB Group, of Which EUR 60,000 for UCB S.A.

				For	For		Mgmt

06/25/04 - A	UFJ Holdings Inc.		J9400N106			03/31/04		5
	1	Approve Allocation of Retained Earnings, with No Dividends on Ordinary Shares		For	For		Mgmt
	2	Amend Articles to: Decrease Authorized Preferred Share Capital to Reflect Conversion of Preferred to Ordinary Shares - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt

03/19/04 - S	Umicore(frmly Union Miniere S.A.)		B95505119			None		11
	1	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

04/14/04 - A	Umicore(frmly Union Miniere S.A.)		B95505119			04/07/04		11
Annual Meeting Agenda
	1	Receive Report Governing Stock Option Plan of French Subsidiaries		None	None		Mgmt
	2	Receive Directors’ Report on 2003 Fiscal Year		None	None		Mgmt
	3	Receive Auditors’ Report on 2003 Fiscal Year		None	None		Mgmt
	4.1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	4.2	Approve Appropriation of the Loss for 2003 Including the Dividend		For	For		Mgmt
	5.1	Approve Discharge of Directors		For	For		Mgmt
	5.2	Approve Discharge of Auditors		For	For		Mgmt
	6.1	Accept Resignation of Jean-Pierre Standaert as Director and Leave Vacant His Mandate		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	6.3	Approve Renumeration of Directors in Aggregate Amount of EUR 330,000		For	For		Mgmt
Special Meeting Agenda
	7	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Transact Other Business		None	None		Mgmt

445

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/01/04 - A	Unaxis Holding Ag (Formerly Oerlikon-Buehrle Holding) AG		H89380101			None		16
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Dividends of CHF 2.00 per Share		For	For		Mgmt
	3	Approve Discharge of Board and Senior Management		For	For		Mgmt
	4	Elect Thomas Limberger as a Director		For	For		Mgmt
	5	Ratify KPMG Fides Peat as Auditors		For	For		Mgmt

06/29/04 - A	Uni-Charm Corp.		J94104114			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 14, Final JY 14, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Expand Business Lines - Clarify Director Authorities in Connection with the Introduction of Executive Officer System - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	Against		Mgmt
	4.4	Appoint Internal Statutory Auditor		For	Against		Mgmt
	5	Approve Executive Stock Option Plan		For	For		Mgmt
	6	Approve Retirement Bonus for Statutory Auditor		For	For		Mgmt

446

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/31/04 - A/S	Unibail Holding(frmly Unibail)		F95094110			None		63
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 3.50 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Jean-Claude Jolain as Director		For	For		Mgmt
	6	Reelect Henri Moulard as Director		For	For		Mgmt
	7	Reelect Jean-Jacques Rosa as Director		For	For		Mgmt
	8	Approve Remuneration of Directors in the Aggregate Amount of EUR 350,000		For	For		Mgmt
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	10	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

04/08/04 - A/S	Unibail Holding(frmly Unibail)		F95094110			None		63
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Net Dividends of EUR 3.50 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Reelect Jean-Claude Jolain as Director		For	For		Mgmt
	6	Reelect Henri Moulard as Director		For	For		Mgmt
	7	Reelect Jean-Jacques Rosa as Director		For	For		Mgmt
	8	Approve Remuneration of Directors in the Aggregate Amount of EUR 350,000		For	For		Mgmt
	9	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	10	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	11	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

447

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/30/04 - A/S	Unicredito Italiano SpA (Form .Credito Italiano)		T95132105			04/23/04		8,464
Special Business
	1	Approve Issuance of Maximum 60 Million Shares Pursuant to Share Option Scheme In Favor of Managers/Directors of the Group		For	For		Mgmt

The terms of this stock option proposal, including dilution (0.95 percent), are acceptable and contain vesting provisions and performance criteria. Dilution resulting from all share-based incentive schemes amounts to 4.94 percent.

	2	Approve Issuance of Maximum 104.85 Million Shares Pursuant to Share Option Scheme In Favor of Employees of the Group		For	For		Mgmt

The terms of this stock grant proposal which contain three-year vesting periods and performance criteria are acceptable. Dilution resulting from this proposal (1.7 percent), as well as the combined dilution of all incentive plans proposed by the company (2.6 percent), fall within our guidelines.

Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Appoint Internal Statutory Auditors, Chairman, and Two Alternate Auditors		For	For		Mgmt
	5	Approve Annual Remuneration of Internal Statutory Auditors		For	For		Mgmt
	6	Elect External Auditors, KPMG Spa, and Fix Remuneration of Auditors		For	For		Mgmt

05/04/04 - A/S	Unicredito Italiano SpA (Form .Credito Italiano)		T95132105			None		8,464
Special Business
	1	Approve Issuance of Maximum 60 Million Shares Pursuant to Share Option Scheme In Favor of Managers/Directors of the Group		For	For		Mgmt
	2	Approve Issuance of Maximum 104.85 Million Shares Pursuant to Share Option Scheme In Favor of Employees of the Group		For	For		Mgmt
Ordinary Business
	1	Accept Financial Statements, Consolidated Accounts, and Statutory Reports		For	For		Mgmt
	2	Authorize Share Repurchase Program		For	For		Mgmt
	3	Approve Allocation of Income		For	For		Mgmt
	4	Appoint Internal Statutory Auditors, Chairman, and Two Alternate Auditors		For	For		Mgmt
	5	Approve Annual Remuneration of Internal Statutory Auditors		For	For		Mgmt
	6	Elect External Auditors, KPMG Spa, and Fix Remuneration of Auditors		For	For		Mgmt

448

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - S	Unicredito Italiano SpA (Form .Credito Italiano)		T95132105			06/18/04		8,464
Special Business
	1	Amend Articles To Reflect New Italian Company Law Regulations; Introduce One New Article in the Bylaws; Cancel Rules Governing General Meetings As Part of the Company’s Bylaws		For	Against		Mgmt

The proposed amendments aim at adopting a series of changes under one bundled resolution. ISS prefers viewing amendments presented in separate resolutions since this would guarantee a better opportunity for shareholders to express their position with respect to each amendment proposed.

This is particularly important in cases such as this one, where ISS would like to recommend different votes with respect to the different amendments being proposed. Some of the amendments are either non-contentious or positive in nature, and ISS would support such changes since they would not jeopardize shareholder value. Others, alternatively, cannot be supported by ISS since they propose to remove important oversight mechanisms from shareholders. Although the company is proposing these amendments in accordance with changes to company law, the actual amendments with which ISS takes issue are not, in fact, required by the law.  Considering that the amendments herewith presented are under a bundled item and that some of them would have the effect of limiting rights that shareholders would be entitled to once the new Italian Company Law provisions would become effective, we recommend a vote against this resolution.

Ordinary Business
	1	Approve Rules Governing General Meetings		For	For		Mgmt

The separate set of rules would not differ greatly from the current methodology used to govern shareholder meetings. The adoption of a separate set of rules will also simplify any modifications that may become necessary in the future, since to adopt any changes the company’s bylaws would not need to be modified and therefore any amendments proposed would be subject to shareholder approval as ordinary items.

449

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A	Unilever N.V.		N8981F156			05/05/04		1,095
	1	Receive Financial Statements and Report by Remuneration Committe		None	None		Mgmt
	2	Approve Financial Statements and Allocation of Income and Dividends		For	For		Mgmt
	3	Approve Discharge of Board of Directors		For	For		Mgmt
	4	Discussion of Company’s Corporate Governance Report; Amend Articles Re: Adopt One-Tier Board Structure; Enable Shareholders to Override Binding Nominations for Appointment of Directors; Other Changes		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	6	Elect Directors		For	For		Mgmt
	7	Approve Remuneration of Non-Executive Directors in an Aggregate Amount of EUR 800,000		For	For		Mgmt
	8	Ratify PricewaterhouseCoopers as Auditors		For	For		Mgmt
	9	Grant Board Authority to Issue All Authorized Yet Unissued Shares Restricting/Excluding Preemptive Rights		For	Against		Mgmt
Due to potential excessive dilution of 64.8 percent, we recommend a vote against the proposal.
	10	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	11	Authorize Board to Set Record Date for a Period of Five Years		For	For		Mgmt
	12	Allow Questions		None	None		Mgmt

05/12/04 - A	Unilever Plc		G92087124			None		5,610
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 11.92 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect Niall Fitzgerald as Director		For	For		Mgmt
	5	Re-elect Antony Burgmans as Director		For	For		Mgmt
	6	Re-elect Clive Butler as Director		For	For		Mgmt
	7	Re-elect Patrick Cescau as Director		For	For		Mgmt
	8	Re-elect Keki Dadiseth as Director		For	For		Mgmt
	9	Re-elect Andre baron van Heemstra as Director		For	For		Mgmt
	10	Re-elect Rudy Markham as Director		For	For		Mgmt
	11	Elect Kees van der Graaf as Director		For	For		Mgmt
	12	Re-elect Lord Brittan of Spennithorne as Director		For	For		Mgmt
	13	Re-elect Baroness Chalker of Wallasey as Director		For	For		Mgmt
	14	Re-elect Bertrand Collomb as Director		For	For		Mgmt
	15	Re-elect Wim Dik as Director		For	For		Mgmt
	16	Re-elect Oscar Fanjul as Director		For	For		Mgmt
	17	Re-elect Claudio Gonzalez as Director		For	For		Mgmt
	18	Re-elect Hilmar Kopper as Director		For	For		Mgmt
	19	Re-elect The Lord Simon of Highbury as Director		For	For		Mgmt
	20	Re-elect Jeroen van der Veer as Director		For	For		Mgmt
	21	Re-appoint PricewaterhouseCoopers LLP as Auditors of the Company		For	For		Mgmt
	22	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	23	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 13,450,000		For	For		Mgmt
	24	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2 Million		For	For		Mgmt
	25	Authorise 290 Million Ordinary Shares for Market Purchase		For	For		Mgmt
	26	Amend Articles of Association Re: New Corporate Governance Arrangements		For	For		Mgmt
	27	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt

450

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/28/04 - A	Union Fenosa		E93171119			None		279
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income		For	For		Mgmt
	3	Approve Auditors		For	For		Mgmt
	4	Amend Articles Re: Spanish Law Compliance, Vote Instructions and Representation, Shareholder Information Rights, Remote Voting, Management’s Remuneration, and Audit Committee		For	Against		Mgmt

Because Union Fenosa has presented these article changes as one bundled item, we recommend a vote against the entire item. We also recommend that shareholders ask the company to present article changes as separate items at future shareholder meetings.

	5	Amend General Meeting Guidelines		For	For		Mgmt
	6	Elect Members to Management Board		For	For		Mgmt
	7	Authorize Repurchase of Shares		For	For		Mgmt
	8	Amend Terms of Convertible Non-rights Bond Issuance Authorization Granted at June 17, 2003 AGM		For	Against		Mgmt

Although the 50-percent limit established by Spanish law for all capital increases in a five-year period is well below the limits established by our guidelines, due to the lack of proper justification for the proposed amendment to the terms, the potential for high debt levels relative to those of the industry, and the fact that shareholders do not have preemptive rights to subscribe the convertible debt issuances, we do not recommend support for this request.

	9	Accept Report Re: Board of Directors’ Guidelines		For	For		Mgmt
	10	Approve Listing and Delisting of Securities in Secondary Markets		For	For		Mgmt
	11	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	12	Approve Minutes of Meeting		For	For		Mgmt

451

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	United Business Media Plc (Fm. United News & Media Plc)		G92272106			None		804
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 5.7 Pence Per Share		For	For		Mgmt
	4	Re-elect John Botts as Director		For	For		Mgmt
	5	Re-elect Malcolm Wall as Director		For	For		Mgmt
	6	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	7	Authorise 33,582,615 Ordinary Shares for Market Purchase		For	For		Mgmt
	8	Authorise 6,212,819 B Shares for Market Purchase		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 27,985,513		For	For		Mgmt
	10	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 4,197,827		For	For		Mgmt
	11	Authorise EU Political Donations and Incur EU Political Expenditure up to Aggregate Nominal Amount of GBP 100,000		For	For		Mgmt
	12	Approve United Business Media 2004 Uk and International Sharesave Schemes		For	For		Mgmt

452

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/29/04 - A	United Overseas Bank		V96194127			None		3,300
	1	Adopt Financial Statements and Directors’ and Auditors’ Reports		For	For		Mgmt
	2	Declare Final Dividend of SGD 0.40 Per Share		For	For		Mgmt
	3	Approve Directors’ Fees of SGD 618,750		For	For		Mgmt
	4	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Reelect Sim Wong Hoo as Director		For	For		Mgmt
	6	Reelect Lim Pin as Director		For	For		Mgmt
	7	Reelect Margaret Lien Wen Hsien as Director		For	For		Mgmt
	8	Reelect Ng Boon Yew as Director		For	For		Mgmt
	9	ReappointWee Cho Yaw as Director		For	For		Mgmt
	10	Approve Issuance of Shares and Grant of Options Pursuant to the 1999 Share Option Scheme		For	Against		Mgmt

In this case, the percentages of shares available under the company’s share option scheme is 10 percent of the issued capital, which we consider an unacceptable level of dilution for a mature entity. We cannot consider these schemes sufficiently well-structured to justify a potential dilution level of ten percent. ISS objects to the implementation of this resolution.

	11	Approve Issuance of Shares without Preemptive Rights		For	For		Mgmt

04/29/04 - S	United Overseas Bank		V96194127			None		3,300
	1	Authorize Share Repurchase Program		For	For		Mgmt

453

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/24/04 - A	Upm-Kymmene Oy (Formerly Kymmene Corp.)		X9518S108			03/12/04		1,193
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.3	Approve Allocation of Income and Dividends of EUR 0.75 Per Share		For	For		Mgmt
	1.4	Approve Discharge of Board and President		For	For		Mgmt
	1.5	Fix Number of Directors		For	For		Mgmt
	1.6	Approve Remuneration of Directors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.8	Appoint Auditors and Deputy Auditors		For	For		Mgmt
	2	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt
	3	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	4	Approve Issuance of Shares and/or Convertible Bonds Up to EUR 178 Million Nominal Value without Preemptive Rights		For	For		Mgmt

03/17/04 - A	Uponor (Formerly Asko Oyj)		X9518X107			03/05/04		121
	1.1	Receive Financial Statements		None	None		Mgmt
	1.2	Receive Auditors’ Reports		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 2 Per Share		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Approve Remuneration of Directors		For	For		Mgmt
	1.7	Determine Number of Members and Deputy Members of Board		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.9	Reelect KPMG Wideri Oy Ab as Auditors		For	For		Mgmt
	2	Approve EUR 1.1 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	3	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

06/29/04 - A	USS Co., Ltd.		J9446Z105			03/31/04		30
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 25, Final JY 25, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Approve Executive Stock Option Plan		For	Against		Mgmt

454

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/07/04 - A	Vedior NV		N9202Y107			None		118
	1	Open Meeting		None	None		Mgmt
	2	Approve Financial Statements, Allocation of Income and Dividends of EUR 0.16 Per Share		For	For		Mgmt
	3	Approve Discharge of Management and Supervisory Boards		For	For		Mgmt
	4	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	5	Grant Board Authority to Issue All Authorized Yet Unissued Shares Restricting/Excluding Preemptive Rights		For	Against		Mgmt
Due to the potential excessive dilution of 77 percent, we recommend a vote against the proposal.
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

	7	Reelect R. Laan to Supervisory Board		For	For		Mgmt
	8	Reelect Deloitte & Accountants as Auditors		For	For		Mgmt
	9	Amend Articles Re: Amendments to Comply with Dutch Corporate Governance Code		For	For		Mgmt
	10	Approve Remuneration Policy for Management Board Members		For	Against		Mgmt

Because management board members may be granted interest-free loans that may be fully forgiven if some unspecified performance criteria are met, and the potential dilution from stock options and restricted stock is excessive (up to three percent per year), we recommend a vote against the proposed policy

	11	Approve Stock Option Plan and Restricted Share Plan for Management Board Members; Approve Employee Stock Purchase Plan for U.S. Based Employees		For	Against		Mgmt
Due to potential excessive dilution (up to three percent annually from stock option plans and restricted stock), we recommend a vote against this proposal.
	12	Other Business		None	None		Mgmt
	13	Close Meeting		None	None		Mgmt

455

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/12/04 - A/S	Veolia Environnement (Formerly Vivendi Environment)		F9686M107			None		328
Ordinary Business
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Non-Tax Deductible Expenses		For	For		Mgmt
	4	Approve Allocation of Income and Dividends of EUR 0.825 per Share		For	For		Mgmt
	5	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	6	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7	Authorize Issuance of Bonds/Debentures in the Aggregate Nominal Value of EUR 7 Billion		For	Against		Mgmt
Special Business
	8	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	For		Mgmt
	9	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 1 Billion		For	Against		Mgmt
	10	Authorize Capitalization of Reserves of Up to EUR 370 Million for Bonus Issue or Increase in Par Value and Set Global Limit for All Capital Increases Pursuant to Items 8, 9, and 10 at EUR 2.37 Billion		For	For		Mgmt
	11	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	For		Mgmt
	12	Approve Stock Option Plan Grants		For	Against		Mgmt
	13	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	14	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

456

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Vestas Wind System AS		K9773J128			03/25/04		163
	1	Receive Report of Board		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	4	Approve Discharge of Management and Board		For	For		Mgmt
	5	Reelect Bent Carlsen, Arne Pedersen, Joergen Rasmussen, Torsten Rasmussen as Directors; Elect Joern Thomsen and Freddy Frandsen as New Directors		For	For		Mgmt
	6	Ratify PricewaterhouseCoopers and KPMG C. Jespersen as Auditors		For	For		Mgmt
	7.1	Change Location of Registered Office to Municipality of Randers		For	For		Mgmt
	7.2	Extend Authorization to Create DKK 10.3 Million Pool of Conditional Capital without Preemptive Rights		For	For		Mgmt
	7.3	Approve Creation of DKK 45 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	7.4	Decrease Pool of Conditional Capital Reserved For Warrants Program for Key Employees From DKK 293,667 to DKK 170,332 Due to Unexercised Warrants		For	For		Mgmt
	7.5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt

04/23/04 - A/S	Vinci (Formerly Societe Generale d’Entreprises)		F5879X108			None		92
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 3.54 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Approve Discharge of Directors		For	For		Mgmt
	6	Ratify Cooptation of Quentin Davies as Director		For	For		Mgmt
Despite these shortcomings, we recommend a vote in favor of these board elections.
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 800,000		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	9	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 600 Million		For	For		Mgmt
The potential increase of 71.26 percent of issued capital over a period of 26 months is in line with the limit we recommend for general requests to issue capital with preemptive rights.
	11	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 600 Million		For	Against		Mgmt
However, a potential increase of 71.26 percent of issued capital over a period of 26 months exceeds the limit we recommend for general requests to issue capital without preemptive rights.
	12	Approve Capital Increase Reserved for Employees of International Subsidiaries Participating in Share Purchase Plan		For	Against		Mgmt

Currently, the company’s employees control 9.2 percent of issued capital and 9.6 percent of voting rights. Assuming approval of Items 12 and 13, participation in the company’s savings-related share purchase plans could increase to approximately 19.2 percent of issued capital and 19.6 percent of voting rights. The potential dilution exceeds ISS guidelines for savings-related share purchase plans. ISS policy provides that no more than 10 percent of a company’s shares may be reserved for this type of plan.

	13	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	14	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

457

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/04/04 - A/S	Vinci (Formerly Societe Generale d’Entreprises)		F5879X108			None		92
Ordinary Business
	1	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Allocation of Income and Dividends of EUR 3.54 per Share		For	For		Mgmt
	4	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	5	Approve Discharge of Directors		For	For		Mgmt
	6	Ratify Cooptation of Quentin Davies as Director		For	For		Mgmt
	7	Approve Remuneration of Directors in the Aggregate Amount of EUR 800,000		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
Special Business
	9	Approve Reduction in Share Capital via Cancellation of Repurchased Shares		For	For		Mgmt
	10	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 600 Million		For	For		Mgmt
	11	Authorize Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 600 Million		For	Against		Mgmt
	12	Approve Capital Increase Reserved for Employees of International Subsidiaries Participating in Share Purchase Plan		For	Against		Mgmt
	13	Approve Capital Increase Reserved for Employees Participating in Savings-Related Share Purchase Plan		For	Against		Mgmt
	14	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

458

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/06/04 - A	Vivendi Universal SA (Formerly Vivendi)		F7063C114			None		1,538
Annual Meeting Agenda
	1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2	Accept Consolidated Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Special Auditors’ Report Regarding Related-Party Transactions		For	For		Mgmt
	4	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	5	Reelect Jean-Rene Fourtou as Director		For	For		Mgmt
	6	Reelect Claude Bebear as Director		For	For		Mgmt
	7	Reelect Gerard Bremond as Director		For	For		Mgmt
	8	Reelect Bertrand Collomb as Director		For	For		Mgmt
	9	Reelect Paul Fribourg as Director		For	For		Mgmt
	10	Reelect Gerard Kleisterlee as Director		For	For		Mgmt
	11	Reelect Henri Lachmann as Director		For	For		Mgmt
	12	Elect Karel Van Miert as Director		For	For		Mgmt
	13	Elect Pierre Rodocanachi as Director		For	For		Mgmt
	14	Ratify Cooptation of Gabriel Hawawini as Director		For	For		Mgmt
	15	Authorize Issuance of Bonds/Debentures in the Aggregate Value of Up to EUR 7 Billion		For	For		Mgmt
	16	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt
	17	Authorize Filing of Required Documents/Other Formalities		For	For		Mgmt

459

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/20/04 - A	Vnu (Nv Verenigd Bezit Vnu)		N93612104			04/13/04		304
	1	Open Meeting		None	None		Mgmt
	2	Receive Report of Management Board		None	None		Mgmt
	3.1	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	3.2	Approve Discharge of Management Board		For	For		Mgmt
	3.3	Approve Discharge of Supervisory Board		For	For		Mgmt
	4.1	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	4.2	Approve Dividends		For	For		Mgmt
	5	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason we recommend a vote in favor of the board’s proposal.

	6.1	Grant Board Authority to Issue Common and Seven Percent Preference Shares Up to 20 Percent of Issued Share Capital		For	For		Mgmt
	6.2	Grant Board Authority to Issue All Authorized Yet Unissued Preference B Shares Restricting/Excluding Preemptive Rights		For	For		Mgmt
	6.3	Grant Board Authority to Exclude Preemptive Rights from Issuance of Common Shares Under Item 6.1		For	For		Mgmt
	7	Ratify Auditors		For	For		Mgmt
	8	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	9	Approve Remuneration of Management Board		For	For		Mgmt
	10	Reelect P. Elverding and J. Brentjes to Supervisory Board		For	For		Mgmt
	11	Approve Remuneration of Supervisory Board		For	For		Mgmt
	12	Other Business		None	None		Mgmt
	13	Close Meeting		None	None		Mgmt

460

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/22/04 - A	Volkswagen AG (VW)		D94523145			None		608
Meeting For Common and Preferred Shareholders
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2	Approve Allocation of Income and Dividends of EUR 1.05 per Common Share and EUR 1.11 per Preferred Share		For	For		Mgmt
	3	Approve Discharge of Management Board		For	For		Mgmt
	4	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Approve Creation of EUR 400 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
6

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 5 Billion with Preemptive Rights; Approve Creation of EUR 100 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt
	7	Authorize Share Repurchase Program and Reissuance of Repurchased Shares		For	For		Mgmt
	8	Approve Affiliation Agreements with Subsidiaries (Volkswagen Coaching GmbH)		For	For		Mgmt
	9	Ratify PwC Deutsche Revision AG as Auditors		For	For		Mgmt

04/22/04 - S	Volkswagen AG (VW)		D94523103			None		143
Meeting For Preferred Shareholders
	1	Announcement of Resolutions Passed at 2004 AGM Re: Issuance of New Shares		None	None		Mgmt
	2	Approve Creation of EUR 400 Million Pool of Conditional Capital with Preemptive Rights		For	For		Mgmt
	3	Announcement of Resolutions Passed at 2004 AGM Re: Issuance of New Bonds		None	None		Mgmt
4

Approve Issuance of Convertible Bonds and/or Bonds with Warrants Attached up to Aggregate Nominal Amount of EUR 5 Billion with Preemptive Rights; Approve Creation of EUR 100 Million Pool of Conditional Capital to Guarantee Conversion Rights

				For	For		Mgmt

461

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Volvo Ab		928856202			04/06/04		128
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Board and Committee Reports		None	None		Mgmt
	8	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 8 Per Share; Approve Distribution of an Aggregate of 27.1 Million Shares in Ainax AB		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
	12	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 4.8 Million		For	For		Mgmt
	14	Reelect Per-Olof Eriksson, Patrick Faure, Haruko Fukuda, Tom Hedelius, Leif Johansson, Finn Johnsson, Neelie Kroes, Louis Schweitzer, and Ken Whipple as Directors		For	For		Mgmt
	15.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, (3) shareholders controlling supervoting shares may automatically qualify for committee membership although there may be other shareholders with higher equity stakes, and (4) the system proposed by the Shareholders’ Association under the following item is superior because the general meeting would be allowed to elect the individuals, we recommend a vote against the proposal.

Shareholder Proposals
	15.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Volvo because the general meeting would appoint the members of the committee. On this basis, we recommend a vote in favor of the proposal.

Ordinary Business
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Capital		For	For		Mgmt
	17	Approve Reissuance of 1.2 Million Repurchased Class B Shares to Guarantee Conversion Rights of 2002 Stock Option Plan		For	For		Mgmt
	18.1	Approve Incentive Plan for Key Employees		For	Against		Mgmt

The plan does not include a stringent vesting provision, nor did the company disclose any information concerning the performance criteria of the plan. Therefore, we recommend a vote against Items 18.1 and 18.2.

	18.2	Approve Reissuance of 110,000 Repurchased Class B Shares for Incentive Plan (Item 18.1)		For	Against		Mgmt
Shareholder Proposals
	19	Shareholder Proposal: Allow Voluntary Conversion of Class A Shares into Class B Shares		Against	For		ShrHoldr

A shares carry higher voting rights than B shares, but B shares trade at a higher value due to higher liquidity. Conversion would thus require A shareholders to give up part of their voting power in exchange for receiving a more liquid share.

Since conversion would take place on a voluntary basis and represent a step towards the abolishment of super-voting shares, we recommend a vote in favor of the shareholder proposal.

462

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - A	Volvo Ab		928856301			04/06/04		297
	1	Open Meeting		None	None		Mgmt
	2	Elect Chairman of Meeting		For	For		Mgmt
	3	Prepare and Approve List of Shareholders		For	For		Mgmt
	4	Approve Agenda of Meeting		For	For		Mgmt
	5	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	6	Acknowledge Proper Convening of Meeting		For	For		Mgmt
	7	Receive Board and Committee Reports		None	None		Mgmt
	8	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	9	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	10	Approve Allocation of Income and Dividends of SEK 8 Per Share; Approve Distribution of an Aggregate of 27.1 Million Shares in Ainax AB		For	For		Mgmt
	11	Approve Discharge of Board and President		For	For		Mgmt
	12	Determine Number of Members (9) and Deputy Members (0) of Board		For	For		Mgmt
	13	Approve Remuneration of Directors in the Aggregate Amount of SEK 4.8 Million		For	For		Mgmt
	14	Reelect Per-Olof Eriksson, Patrick Faure, Haruko Fukuda, Tom Hedelius, Leif Johansson, Finn Johnsson, Neelie Kroes, Louis Schweitzer, and Ken Whipple as Directors		For	For		Mgmt
	15.1	Authorize Chairman of Board to Appoint Members of Nominating Committee		For	Against		Mgmt

Because (1) non-directors would be appointed as members, (2) the names of those appointed to the committee would not be disclosed until a few months before the next AGM, (3) shareholders controlling supervoting shares may automatically qualify for committee membership although there may be other shareholders with higher equity stakes, and (4) the system proposed by the Shareholders’ Association under the following item is superior because the general meeting would be allowed to elect the individuals, we recommend a vote against the proposal.

Shareholder Proposals
	15.2	Shareholder Proposal: Authorize General Meeting to Elect Members of Nominating Committee		Against	For		ShrHoldr

Nevertheless, we believe that the system proposed by the Shareholders’ Association is superior to the one currently used by Volvo because the general meeting would appoint the members of the committee. On this basis, we recommend a vote in favor of the proposal.

Ordinary Business
	16	Authorize Repurchase of Up to Ten Percent of Issued Share Capital; Authorize Reissuance of Repurchased Capital		For	For		Mgmt
	17	Approve Reissuance of 1.2 Million Repurchased Class B Shares to Guarantee Conversion Rights of 2002 Stock Option Plan		For	For		Mgmt
	18.1	Approve Incentive Plan for Key Employees		For	Against		Mgmt

The plan does not include a stringent vesting provision, nor did the company disclose any information concerning the performance criteria of the plan. Therefore, we recommend a vote against Items 18.1 and 18.2.

	18.2	Approve Reissuance of 110,000 Repurchased Class B Shares for Incentive Plan (Item 18.1)		For	Against		Mgmt
Shareholder Proposals
	19	Shareholder Proposal: Allow Voluntary Conversion of Class A Shares into Class B Shares		Against	For		ShrHoldr

A shares carry higher voting rights than B shares, but B shares trade at a higher value due to higher liquidity. Conversion would thus require A shareholders to give up part of their voting power in exchange for receiving a more liquid share.

Since conversion would take place on a voluntary basis and represent a step towards the abolishment of super-voting shares, we recommend a vote in favor of the shareholder proposal.

463

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

03/15/04 - A	Wartsila Oyj (Formerly Metra Oy)		X98155116			03/05/04		39
	1.1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	1.2	Receive Auditor’s Report		None	None		Mgmt
	1.3	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	1.4	Approve Allocation of Income and Dividends of EUR 0.75 Per Share		For	For		Mgmt
	1.5	Approve Discharge of Board and President		For	For		Mgmt
	1.6	Approve Remuneration of Directors		For	For		Mgmt
	1.7	Fix Number of Directors at Seven		For	For		Mgmt
	1.8	Approve Remuneration of Auditors		For	For		Mgmt
	1.9	Fix Number of Auditors		For	For		Mgmt
	1	Elect Directors		For	For		Mgmt
	1.11	Ratify KHT-Yhteisoe KPMG Wideri Oy Ab as Auditors		For	For		Mgmt
	2.1	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt
	2.2	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

03/24/04 - A	Wereldhave NV		N95060120			None		25
	1	Open Meeting		None	None		Mgmt
	2	Approve Minutes of Previous Meeting		For	For		Mgmt
	3	Receive Report of Management Board		None	None		Mgmt
	4	Receive Explanation of Company’s Reserves and Dividend Policy		None	None		Mgmt
	5	Opportunity to Question External Auditor		None	None		Mgmt
	6	Approve Financial Statements; Approve Allocation of Income and Dividends of EUR 4.45 Per Share		For	For		Mgmt
	7	Approve Discharge of Management Board		For	For		Mgmt
	8	Approve Discharge of Supervisory Board		For	For		Mgmt
	9	Approve Remuneration of Management and Supervisory Boards		For	For		Mgmt
	10	Reelect H. Schonis to Supervisory Board; Elect H. van Nimwegen as New Supervisory Board Member		For	For		Mgmt
	11	Ratify PricewaterhouseCoopers Accountants N.V. as Auditors		For	For		Mgmt
	12	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	13	Allow Questions		None	None		Mgmt
	14	Close Meeting		None	None		Mgmt

06/23/04 - A	West Japan Railway Co		J95094108			03/31/04		2
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 2500, Final JY 2500, Special JY 1500		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	Against		Mgmt

Given the realities of Japanese business and the potential for conflicts of interest among those with long-standing ties to companies, their affiliates and their regulators, the nominee for independent auditor is not in the best position to fulfill the role of independent monitor of the company’s activities on behalf of all shareholders.

464

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/25/04 - S	Westfield Holdings		Q97053104			06/23/04		1,804
	1	Approve Constitution Amendment Resolution		For	For		Mgmt
	2	Approve Stapling Deed Resolution		For	For		Mgmt

06/25/04 - S	Westfield Trust		Q97144101			06/23/04		4,691
	1	Approve Amendments to Constitution		For	For		Mgmt
	2	Approve Merger		For	For		Mgmt

05/18/04 - A	Wharf (Holdings) Ltd.		Y9551M108			05/10/04		2,900
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Final Dividend		For	For		Mgmt
	3a	Reelect Hans Michael Jebsen as Director		For	For		Mgmt
	3b	Reelect Gonzaga W.J. Li as Director		For	For		Mgmt
	3c	Reelect T.Y. Ng as Director		For	For		Mgmt
	3d	Reelect James E. Thompson as Director		For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	Against		Mgmt

This authority complies with strict SEHK regulations governing such plans, however, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	7	Authorize Reissuance of Repurchased Shares		For	For		Mgmt
	8	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination and Removal of Directors		For	For		Mgmt

465

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/15/04 - A	Whitbread Plc		G9606P114			None		1,087
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 16.15 Pence Per Ordinary Share		For	For		Mgmt
	4	Elect Angie Risley as Director		For	For		Mgmt
	5	Re-elect Sir John Banham as Director		For	For		Mgmt
	6	Re-elect Alan Parker as Director		For	For		Mgmt
	7	Re-elect Stewart Miller as Director		For	For		Mgmt
	8	Re-appoint Ernst and Young LLP as Auditors and Authorise Board to Fix Remuneration of Auditors		For	For		Mgmt
	9	Amend the Whitbread Long Term Incentive Plan		For	For		Mgmt
	10	Authorise the Directors to Set up Share Plans for Employees Overseas		For	For		Mgmt
	11	Authorise Market Purchase of Ordinary Shares up to GBP 14,875,000		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 7,437,500		For	For		Mgmt

03/25/04 - A	William Demant Holdings		K9898W129			None		28
	1	Receive Report of Board		None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	3	Approve Discharge of Management and Board		For	For		Mgmt
	4	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	5	Reelect Niels Boserup and Nils Smedegaard Andersen as Directors		For	For		Mgmt
	6	Ratify Deloitte and KPMG C. Jespersen as Auditors		For	For		Mgmt
	7.1	Approve DKK 4 Million Reduction in Share Capital via Share Cancellation		For	For		Mgmt
	7.2	Amend Articles Re: Remove Requirement to Publish Meeting Notice in Offical Danish Gazette (Statstidende)		For	Against		Mgmt

Since the removal of the requirement that the meeting notice be published in the Gazette would make it more difficult for shareholders to obtain meeting notices, we recommend a vote against the proposal.

	7.3	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt
	7.4	Authorize Board or Chairman of Meeting to Make Editorial Changes to Adopted Resolutions in Connection with Registration		For	For		Mgmt
	8	Other Business (Non-Voting)		None	None		Mgmt

466

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

05/17/04 - A	WILLIAM HILL PLC		G9645P117			None		619
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Remuneration Report		For	For		Mgmt
	3	Approve Final Dividend of 9 Pence Per Ordinary Share		For	For		Mgmt
	4	Re-elect David Allvey as Director		For	For		Mgmt
	5	Re-elect Barry Gibson as Director		For	For		Mgmt
	6	Re-appoint Deloitte and Touche LLP as Auditors of the Company		For	For		Mgmt
	7	Authorise Board to Fix Remuneration of the Auditors		For	For		Mgmt
	8	Amend the 2004 Senior Management Operating Bonus Scheme, the William Hill Executive Director Incentive Plan, the William Hill Long Term Incentive Plan and the William Hill SAYE Share Option Schemes		For	For		Mgmt
	9	Authorise Issuance of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 14,060,370		For	For		Mgmt
	10	Amend Articles of Association Re: Disapplication of Pre-emptive Rights		For	For		Mgmt
	11	Amend Articles of Association Re: Treasury Shares		For	For		Mgmt
	12	Authorise Issuance of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount Equal to Five Percent of the Issued Share Capital		For	For		Mgmt
	13	Authorise 42,811,111 Ordinary Shares for Market Purchase		For	For		Mgmt

04/06/04 - A	WMC RESOURCES LTD		Q9737U106			None		2,724
	1a	Elect P J Knight as Director		For	For		Mgmt
	1b	Elect I E Webber as Director		For	For		Mgmt
	1c	Elect G W McGregor as Director		For	For		Mgmt
	1d	Elect G J Pizzey as Director		For	For		Mgmt

467

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/21/04 - A	Wolters Kluwer Nv		N9643A114			None		384
	1	Open Meeting		None	None		Mgmt
	2.1	Receive Report of Management Board		None	None		Mgmt
	2.2	Receive Report of Supervisory Board		None	None		Mgmt
	2.3	Approve Financial Statements and Statutory Reports		For	For		Mgmt
	2.4	Approve Allocation of Income and Dividends of EUR 0.55 Per Share		For	For		Mgmt
	3	Discussion about Company’s Corporate Governance Report		None	None		Mgmt
	4.1	Approve Discharge of Management Board		For	For		Mgmt
	4.2	Approve Discharge of Supervisory Board		For	For		Mgmt
	5	Elect Supervisory Board Member		For	For		Mgmt
	6.1	Approve Remuneration Policy for Management Board Members		For	For		Mgmt
	6.2	Approve Long-Term Incentive Plan for Management Board Members		For	For		Mgmt
	7	Grant Board Authority to Issue Up to 20 Percent of the Authorized Yet Unissued Shares Restricting/Excluding Preemptive Rights		For	For		Mgmt
	8	Authorize Repurchase of Up to Ten Percent of Issued Share Capital		For	For		Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we recommend a vote in favor of the board’s proposal.

	9	Other Business		None	None		Mgmt
	10	Close Meeting		None	None		Mgmt

04/15/04 - A	Woodside Petroleum Ltd.		980228100			None		1,007
	1	Receive Financial Statements and Statutory Reports		None	None		Mgmt
	2a	Elect Rory Edward Stanley Argyle as Director		For	For		Mgmt
	2b	Elect Charles Barrington Goode as Director		For	For		Mgmt
	2c	Elect Peter Maas van Rossum as Director		For	For		Mgmt
	3	Approve Restructuring of Remuneration of Directors		For	For		Mgmt
	4	Approve Directors’ Deeds		For	For		Mgmt
	5	Adopt New Constitution		For	For		Mgmt

468

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	World Co. Ltd.		J95171104			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 14, Final JY 19, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Appointment of Alternate Statutory Auditors - Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt

In this case, the company does not have especially large shareholdings by banks or insurance companies, and so is unlikely to be subject to significant selling pressure as those financial institutions reduce their corporate shareholdings. ISS sees no reason why the company cannot seek shareholder approval for a repurchase framework at each year’s AGM, giving shareholders the ability to evaluate the company’s plans before the fact. Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.

	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director		For
	3.2	Elect Director		For
	3.3	Elect Director		For
	3.4	Elect Director		For
	3.5	Elect Director		For
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Appoint Alternate Statutory Auditor		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt

Maximum potential dilution from this plan, coupled with dilution from the company’s previous option plans, comes to 3.6 percent of issued capital, which falls within ISS guidelines. Option grants would be made only to employees and directors of the company.

469

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/07/04 - S	WPP Group Plc		G97974102			None		2,520
	1	Approve 2004 Leadership Equity Acquisition Plan		For	For		Mgmt

RREV is recommending qualified support for the renewal of the LEAP. Similar to the original LEAP, invested shares will continue to be matched up to a five-for-one basis, which is one of the most, if not the most, generous matching element under any share incentive plan at a listed UK company. However, the plan is also unique compared to all those at other UK companies in two respects: (1) the large commitment of personal resources, particularly by CEO Martin Sorrell; and (2) the four- to five-year investment periods, over which performance is measured, truly linking awards to the long-term financial performance of the company. The requirement of a long-term capital investment in order to realise gains is in line with NAPF policy of encouraging senior executives to build up holdings of their company equity. However, only new participants may not fund one-third of the total value of investment shares committed with awards from a previous incentive plan. There is no such restriction for those continuing their participation in the new LEAP from the original LEAP, which may result in big returns for no further financial investment, as they may commit shares that were awarded from the original LEAP. RREV would prefer executives to fund some of their renewed investment from shares not acquired through a previous incentive plan, particularly the original LEAP. Nevertheless, we recognise that the executives are further committing a considerable investment of WPP shares for an extended term, which still provides incentive. A positive change under the new LEAP is the phasing of the Investment Periods compared to the original LEAP and is in line with NAPF policy. However, phased vesting has not led to Martin Sorrell’s investment being apportioned equally between the separate investment periods. Martin Sorrell retains the ability to invest $10 million in the first Investment Period and then the Compensation Committee retains the ability to allow additional annual investments of up to $2 million per Investment Period. In regards to the peer group, we support in principle concentrating the performance measurement against those companies that are most comparable to WPP. However, there is a limited number of direct competitors to WPP, which was one of the challenges in formulating a comparator group for the Company. The negative aspect of settling on the small number of companies is that small changes in relative TSR performance may provide large increases in the number of matching shares provided, although it could also provide large decreases. In WPP’s case, the application of relevance factors would lead to a ‘gearing’ effect of WPP’s performance relative to the comparator group. If all companies return a positive TSR at the end of the Investment Period, then WPP’s TSR will be artificially boosted or disproportionately elevated (after taking consideration the relevance factors) against 10 of the 13 comparator companies. This will lead to a greater payout that would not necessarily be attributable to greater return to shareholders over the Investment Period but due to the fact that WPP is a bigger company, with more international exposure and with a larger business mix. However, if all companies return a negative TSR, the opposite will also be true. The net result will be that the payout will either be towards the maximum or the minimum. Alternatives could have been to apportion matching shares based on comparative TSR performance without the application of the relevance factors with an adjustment to this number of matching shares based on relative performance of the companies that are of similar market capitalisation, international exposure and business mix (i.e. those companies allocated the maximum relevance factor) or to select non-industry specific companies but with comparable market capitalisation, international exposure and business mix, like those of the FTSE 100. One feature of the new LEAP that could be considered positive is the removal of the guaranteed half share match element for continuing participants from the original LEAP. However, the guaranteed half share match element could still be applied to new participants at the discretion of the Compensation Committee, which we consider negative. In addition, the loss of the guaranteed half share match for continuing participants is offset to some extent by a new provision for the payment of additional shares to the value of the dividend payments re-invested in the Company’s shares over the Investment Period (or performance period in the case of a traditional performance share plan) that would have accrued on vested shares. One objective of the LEAP has been to maintain competitive levels of pay for WPP’s most senior executives compared to the Company’s two main competitors, Omnicom and Interpublic. Based on a snapshot of the competitive positioning of Martin Sorrell’s Total Direct Compensation (TDC), it appears that the new LEAP will achieve this (excluding the performance shares that Martin Sorrell was granted in 2002 which would further enhance the competitiveness of his TDC). The following figures illustrate Martin Sorrell’s WPP remuneration as a percentage of the average of Omnicom and Interpublic (i.e. WPP/average of Omnicom and Interpublic): Basic Salary: 146% Total Cash: 146% Total Direct Compensation: 89% [Notes to calculations: (1) exchange rate conversion GBP 1 = $1.85; (2) basic salary disclosed in the WPP 2002 annual report and the Omnicom and Interpublic 2003 10-K US Proxy filings; (3) total cash = basic salary plus annual bonus; (4) WPP information as disclosed in 2002 annual report and includes the annual bonus paid in shares; Omnicom and Interpublic bonus figures based on the average actual bonuses paid out as a percentage of basic salary over the last three years; (5) TDC = Total Cash plus annualised LTI values; the WPP v+

470

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

04/16/04 - S	WPP Group Plc		G97974102			None		2,520
	1	Approve 2004 Leadership Equity Acquisition Plan		For	For		Mgmt

06/28/04 - A	WPP Group Plc		929309300			05/27/04		504
Meeting for Holders of ADRs
	1	TO RECEIVE AND APPROVE THE AUDITED ACCOUNTS. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	2	TO DECLARE A FINAL DIVIDEND. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	3.1	Elect Director Orit Gadiesh		For
	3.2	Elect Director Koichiro Naganuma		For
	3.3	Elect Director Paul Spencer		For
	3.4	Elect Director Philip Lader		For
	3.5	Elect Director Jeremy Bullmore		For
	3.6	Elect Director John Jackson		For

The normal application of NAPF policy would lead to a vote recommendation against any NED who is not considered to be independent and is a member of the Audit Committee when the composition of the Committee does not comply with best practice, as is the case at WPP. However, as the Company has demonstrated a practice of Board refreshment and in light of John Jackson’s intended retirement from the Board at the end of September 2004, we do not believe that a vote recommendation against his reelection is warranted at this time.

471

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

	3.7	Elect Director Stanley Morten		For

The normal application of NAPF policy would lead to a vote recommendation against any NED who is not considered to be independent and is a member of the Audit Committee when the composition of the Committee does not comply with best practice, as is the case at WPP, or a member of the Remuneration Committee, which should be wholly independent. However, the Company has demonstrated a practice of Board refreshment and intends to replace Stanley Morten on the Remuneration Committee as soon as a suitable replacement has been identified and trained appropriately. In addition, due to other mitigating factors, such as the requirement for any NEDs who have served on the Board for more than nine years to be subject to annual reelection, we do not believe that a vote recommendation against his reelection is warranted at this time.

	3.8	Elect Director John Quelch		For
	4	Ratify Auditors		For	For		Mgmt
	5	TO AUTHORIZE THE DIRECTORS TO ALLOT RELEVANT SECURITIES. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	6	TO AUTHORIZE THE DIRECTORS TO ALLOT EQUITY SECURITIES. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	7	TO AUTHORIZE THE COMPANY TO PURCHASE ITS OWN SHARES. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	8	TO APPROVE THE REMUNERATION REPORT OF THE DIRECTORS. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	9	TO APPROVE AMENDMENTS TO AND THE PARTIAL DEFERRAL OF THE AWARDS UNDER THE CAPITAL INVESTMENT PLAN. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	10	TO APPROVE THE AMENDMENT TO THE EXERCISE PERIOD UNDER THE NOTIONAL SHARE AWARD PLAN. VOTE FOR OR AGAINST ONLY		For	For		Mgmt
	11	TO INCREASE THE TOTAL AGGREGATE ANNUAL REMUNERATION FOR NON-EXECUTIVE DIRECTORS AS SPECIFIED IN ARTICLE 73(1) OF THE ARTICLES OF ASSOCIATION. VOTE FOR OR AGAINST ONLY		For	For		Mgmt

472

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Yamada Denki Co.		J95534103			03/31/04		100
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 11, Special JY 1		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose this resolution.
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors		For	For		Mgmt
	6	Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors		For	For		Mgmt

06/25/04 - A	Yamaha Corp.		J95732103			03/31/04		200
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 5, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonus for Director		For	For		Mgmt

06/24/04 - A	Yamanouchi Pharmaceutical Co. Ltd.		J96216122			03/31/04		400
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 15, Final JY 16, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Authorize Share Repurchases at Board’s Discretion		For	Against		Mgmt
Because allowing the company to repurchase shares solely at the board’s discretion is not in shareholders’ interest, we recommend that shareholders oppose the whole resolution.
	3	Approve Merger Agreement with Fujisawa Pharmaceutical Co.		For	For		Mgmt
We believe that this merger will benefit shareholders by giving the company the necessary scale to conduct leading-edge research and to market its products around the world.
	4	Elect Directors		For	For		Mgmt
	5.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	5.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	6	Approve Executive Stock Option Plan		For	For		Mgmt
	7	Approve Retirement Bonuses for Directors		For	For		Mgmt

473

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/29/04 - A	Yamato Transport Co. Ltd.		J96612114			03/31/04		2,000
	1	Approve Allocation of Income, Including the Following Dividends: Interim JY 8, Final JY 10, Special JY 0		For	For		Mgmt
	2	Amend Articles to: Reduce Board Size - Streamline Board Structure - Authorize Share Repurchases at Board’s Discretion		For	For		Mgmt
	3	Elect Directors		For	For		Mgmt
	4.1	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.2	Appoint Internal Statutory Auditor		For	For		Mgmt
	4.3	Appoint Internal Statutory Auditor		For	For		Mgmt
	5	Approve Retirement Bonuses for Directors and Statutory Auditors and Payments to Continuing Directors and Auditors in Connection with Abolition of Retirement Bonus System		For	Against		Mgmt

06/16/04 - S	YARA INTL ASA		R9900C106			None		204
	1	Elect Chairman of Meeting; Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		For	For		Mgmt
	2	Approve Remuneration of Directors in the Amount of NOK 350,000 for Chairman and NOK 200,000 for Other Board Members; Approve Remuneration of Deputy Directors in the Amount of NOK 7,000 Per Meeting		For	For		Mgmt
	3	Authorize Repurchase of Up to Five Percent of Issued Share Capital		For	For		Mgmt

02/24/04 - A	Yue Yuen Industrial		G98803144			02/18/04		800
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Dividends of HK$0.46 Per Share		For	For		Mgmt
	3	Elect Directors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	4	Appoint Auditors and Authorize Board to Fix Their Remuneration		For	For		Mgmt
	5a	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights		For	For		Mgmt
	5b	Approve Repurchase of Up to 10 Percent of Issued Capital		For	For		Mgmt
	5c	Authorize Reissuance of Repurchased Shares		For	For		Mgmt

474

Mtg Date/Type	Company/ Ballot Issues		Security	Mgmt Rec	Vote Cast	Record Date	Prpnent	Shares Voted

06/28/04 - A	Zeltia S.A.		E98743227			None		544
	1	Approve Individual and Consolidated Financial Statements, and Discharge Directors		For	For		Mgmt
	2	Approve Bonus Payment of EUR 0.01 Per Share Charged to Share Premium Reserve		For	For		Mgmt
	3	Reelect PricewaterhouseCoopers Auditores S.L. as Auditors		For	For		Mgmt
	4	Approve Stock Incentive Plan for Executives and Employees for 2005		For	Against		Mgmt

Despite the low dilution (less than 1 percent), due to the lack of sufficient detail regarding this incentive plan, in addition to the fact that the company may grant free shares to employees instead of or in addition to options, we cannot recommend support for this plan.

	5	Authorize Repurchase of Shares; Subsequent Allocation of Such Shares to the Stock Incentive Plan		For	Against		Mgmt

Although share repurchases are typically routine resolutions that ISS supports, due to our opposition to the incentive plan proposed in Item 4 above, we cannot recommend approval of a resolution that is directly linked to the plan.

	6	Amend Articles 16,17,19,20,23,25,27 and 32 Re: Meeting Notice, Meeting Agenda, Attendance, Vote Guidelines, Board Guidelines and Remuneration of Directors		For	For		Mgmt
	7	Approve Changes Made to General Meeting Guidelines to Reflect Amendments to Articles		For	For		Mgmt
	8	Authorize Board to Ratify and Execute Approved Resolutions		For	For		Mgmt
	9	Information Re: Board Guidelines		For	For		Mgmt

04/16/04 - A	Zurich Financial Services AG (Formerly Zurich Allied Ag)		H9870Y105			None		394
	1	Accept Financial Statements and Statutory Reports		For	For		Mgmt
	2	Approve Allocation of Income and Omission of Dividends		For	For		Mgmt
	3	Approve CHF 360 Million Reduction in Share Capital		For	For		Mgmt
	4	Approve Discharge of Board and Senior Management		For	For		Mgmt
	5	Elect Directors		For	For		Mgmt
	5.2	Reelect PricewaterhouseCoopers AG as Auditors		For	For		Mgmt

475

name	Meeting date	Security id	Not Voted-Reason
Asahi Breweries Ltd.	3/30/2004 0:00	6054409	ADP/BONY did not send a ballot for it
Asahi Glass Co. Ltd.	3/30/2004 0:00	6055208	ADP/BONY did not send a ballot for it
Atos Origin (Formerly Atos)	1/22/2004 0:00	5654781	account was not set up until 2/11/04
Boc Group Plc	1/23/2004 0:00	108120	account was not set up until 2/11/04
Bridgestone Corp.	3/30/2004 0:00	6132101	ADP/BONY did not send a ballot for it
Canon Inc.	3/30/2004 0:00	6172323	ADP/BONY did not send a ballot for it
Carlsberg	3/18/2004 0:00	4169219	ADP/BONY did not send a ballot for it
Chugai Pharmaceutical Co. Ltd.	3/25/2004 0:00	6196408	ADP/BONY did not send a ballot for it
Daily Mail & General Trust plc	2/4/2004 0:00	945736	account was not set up until 2/11/04
Electrabel	1/30/2004 0:00	4294791	account was not set up until 2/11/04
EPCOS AG	2/11/2004 0:00	D2491H100	ballot came to late to vote
Hagemeyer NV	1/9/2004 0:00	5209073	account was not set up until 2/11/04
Imperial Tobacco Group Plc	2/3/2004 0:00	454492	account was not set up until 2/11/04
Infineon Technologies AG	1/20/2004 0:00	5889505	account was not set up until 2/11/04
Kirin Brewery Co.	3/30/2004 0:00	6493745	ADP/BONY did not send a ballot for it
Patrick Corporation Ltd. (frmrly. Lang Corporation)	2/5/2004 0:00	6505048	account was not set up until 2/11/04
Shimano Inc.	3/24/2004 0:00	6804820	ADP/BONY did not send a ballot for it
Showa Denko K.K.	3/30/2004 0:00	6805469	ADP/BONY did not send a ballot for it
Showa Shell Sekiyu K.K.	3/30/2004 0:00	6805544	ADP/BONY did not send a ballot for it
Skylark Co. Ltd.	3/30/2004 0:00	6813161	ADP/BONY did not send a ballot for it
Sodexho Alliance SA	2/3/2004 0:00	7062713	account was not set up until 2/11/04
ThyssenKrupp AG (Formerly Thyssen Ag)	1/23/2004 0:00	5636927	account was not set up until 2/11/04
Valeo	3/26/2004 0:00	4937579	ADP/BONY did not send a ballot for it

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	E TRADE FUNDS

By (Signature and Title)

Dennis Webb, President

/s/ Dennis Webb

Date	August 20, 2004